Prospectus

Russell Funds

FEBRUARY 29, 2012 For All Funds Except Russell U.S. Large Cap Equity And Russell U.S. Mid Cap Equity Funds, Which Are Dated JANUARY 17, 2012, All As Supplemented Through JUNE 12, 2012

Ticker Symbol By Class
Fund	A	C	E	I	S	Y
U.S. Equity Funds
Russell U.S. Core Equity Fund	RSQAX	REQSX	REAEX	REASX	RLISX	REAYX
Russell U.S. Quantitative Equity Fund*	REQAX	REQCX	REQEX	REDSX	REQTX	REUYX
Russell U.S. Growth Fund**	--	RSGCX	RSGEX	RSGIX	RSGSX	--
Russell U.S. Value Fund***	--	RSVCX	RSVEX	RSVIX	RSVSX	--
Russell U.S. Large Cap Equity Fund	RLCZX	RLCCX	--	--	RLCSX	--
Russell U.S. Mid Cap Equity Fund	RMCAX	RMCCX	--	--	RMCSX	--
Russell U.S. Small Cap Equity Fund (formerly, Russell U.S. Small & Mid Cap Fund)	RLACX	RLECX	REBEX	REBSX	RLESX	REBYX
International and Global Equity Funds
Russell International Developed Markets Fund	RLNAX	RLNCX	RIFEX	RINSX	RINTX	RINYX
Russell Global Equity Fund	RGEAX	RGECX	RGEEX	--	RGESX	RLGYX
Russell Emerging Markets Fund	REMAX	REMCX	REMEX	--	REMSX	REMYX
Tax-Managed Equity Funds
Russell Tax-Managed U.S. Large Cap Fund	RTLAX	RTLCX	RTLEX	--	RETSX	--
Russell Tax-Managed U.S. Mid & Small Cap Fund	RTSAX	RTSCX	RTSEX	--	RTSSX	--
Taxable Fixed Income Funds
Russell Global Opportunistic Credit Fund	RGCAX	RGCCX	RCCEX	--	RGCSX	RGCYX
Russell Strategic Bond Fund	RFDAX	RFCCX	RFCEX	RFCSX	RFCTX	RFCYX
Russell Investment Grade Bond Fund	RFAAX	RFACX	RFAEX	RFASX	RFATX	RFAYX
Russell Short Duration Bond Fund	RSBTX	RSBCX	RSBEX	--	RFBSX	RSBYX
Tax Exempt Fixed Income Funds
Russell Tax Exempt Bond Fund	RTEAX	RTECX	RTBEX	--	RLVSX	--
Alternative Funds
Russell Commodity Strategies Fund	RCSAX	RCSCX	RCSEX	--	RCCSX	RCSYX
Russell Global Infrastructure Fund	RGIAX	RGCIX	RGIEX	--	RGISX	RGIYX
Russell Global Real Estate Securities Fund	RREAX	RRSCX	RREEX	--	RRESX	RREYX
Money Market Funds
Russell Money Market Fund	RAMXX	--	--	--	RMMXX	--
*	Effective August 15, 2012, the Russell U.S. Quantitative Equity Fund will change its investment strategy and be renamed the Russell U.S. Defensive Equity Fund.
**	Effective August 15, 2012, the Russell U.S. Growth Fund will change its investment strategy and be renamed the Russell U.S. Dynamic Equity Fund.
***	The Russell U.S. Value Fund will be reorganized into the Russell U.S. Defensive Equity Fund (known as the Russell U.S. Quantitative Equity Fund until August 15, 2012) on October 15, 2012. For more details regarding the reorganization please see the Reorganization Information section at the end of this Prospectus.
As with all mutual funds, the Securities and Exchange Commission has neither determined that the information in this Prospectus is accurate or complete, nor approved or disapproved of these securities. It is a criminal offense to state otherwise.	800-787-7354

Risk/Return Summary

Russell U.S. Core Equity Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Funds. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges section and the More About Deferred Sales Charges section beginning on pages 189 and 192, respectively, of the Prospectus, and the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 25 of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C, E, I, S, Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*	The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Class A Shares	Class C Shares	Class E Shares	Class I Shares	Class S Shares	Class Y Shares
Advisory Fee	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution (12b-1) Fees	0.25%	0.75%	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.27%	0.52%	0.52%	0.19%	0.27%	0.09%
Total Annual Fund Operating Expenses	1.07%	1.82%	1.07%	0.74%	0.82%	0.64%
Less Fee Waivers and Expense Reimbursements	(0.00)%	(0.00)%	(0.04)%	(0.00)%	(0.00)%	(0.00)%
Net Annual Fund Operating Expenses	1.07%	1.82%	1.03%	0.74%	0.82%	0.64%
#	“Less Fee Waivers and Expense Reimbursements” and “Net Annual Fund Operating Expenses” have been restated to reflect a reduction in the transfer agency fee waiver for Class E Shares.

Until February 28, 2013, RFSC has contractually agreed to waive 0.04% of its transfer agency fees for Class E Shares. This waiver may not be terminated during the relevant period except with Board approval.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Class A	Class C	Class E	Class I	Class S	Class Y
1 Year	$678	$185	$105	$76	$84	$65
3 Years	$896	$573	$336	$237	$262	$205
5 Years	$1,131	$985	$586	$411	$455	$357
10 Years	$1,806	$2,137	$1,302	$918	$1,014	$798

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 90% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in equity securities economically tied to the U.S. The Fund invests principally in common stocks of medium and large capitalization U.S. companies. The Fund employs a multi-style (growth, value and market-oriented) and multi-manager approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. Fund assets not allocated to money managers are managed by Russell Investment Management Company (“RIMCo”). Assets not allocated to money managers include the Fund’s liquidity reserves and assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. The Fund usually, but not always, pursues a strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives, which typically include index futures contracts. The Fund may also invest in securities of non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

  Active Management . The securities selected for the portfolio may not perform as the Fund’s money managers expect. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIMCo will effectively assess a Fund’s portfolio risk and it is possible that its judgments regarding a Fund’s risk profile may prove incorrect which could lead to underperformance or which could result in ineffective adjustments to the Fund’s portfolio characteristics.
  Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.

  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market.
  American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) . ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.
  Derivatives . Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.
  Large Redemptions . The Fund is used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.

Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at www.russell.com.

Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2011	1 Year	5 Years	10 Years
Return Before Taxes, Class A	(8.85)%	(2.75)%	1.71%
Return Before Taxes, Class C	(4.01)%	(2.12)%	2.04%
Return Before Taxes, Class E	(3.20)%	(1.56)%	2.33%
Return Before Taxes, Class I	(2.97)%	(1.31)%	2.58%
Return Before Taxes, Class Y	(2.87)%	(1.25)%	2.64%
Return Before Taxes, Class S	(3.04)%	(1.38)%	2.54%
Return After Taxes on Distributions, Class S	(3.18)%	(1.86)%	2.05%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	(1.79)%	(1.22)%	2.12%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	1.50%	(0.02)%	3.34%
Management

Investment Adviser

The Fund’s investment adviser is RIMCo. Unlike most investment companies that have a single organization that acts as investment adviser, the Fund divides responsibility for investment advice between RIMCo and a number of money managers unaffiliated with RIMCo. The money managers for the Fund are:

• BlackRock Capital Management, Inc.	• Schneider Capital Management Corporation
• Columbus Circle Investors	• Snow Capital Management, L.P.
• Institutional Capital LLC	• Suffolk Capital Management, LLC
• Lazard Asset Management LLC	• Sustainable Growth Advisers, LP

Portfolio Manager

David L. Hintz, a Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Hintz has managed the Fund since November 2011.

Additional Information

For important information about:

  Purchase of Fund Shares, please see How to Purchase Shares on page 88.
  Redemption of Fund Shares, please see How to Redeem Shares on page 88.
  Taxes, please see Taxes on page 88.
  Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 88.

Russell U.S. Quantitative Equity Fund

Investment Objective (Fundamental)

The Fund seeks to provide long term capital growth.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Funds. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges section and the More About Deferred Sales Charges section beginning on pages 189 and 192, respectively, of the Prospectus, and the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 25 of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C, E, I, S, Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*	The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Class A Shares	Class C Shares	Class E Shares	Class I Shares	Class S Shares	Class Y Shares
Advisory Fee	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution (12b-1) Fees	0.25%	0.75%	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.46%	0.71%	0.71%	0.38%	0.46%	0.28%
Total Annual Fund Operating Expenses	1.26%	2.01%	1.26%	0.93%	1.01%	0.83%
Less Fee Waivers and Expense Reimbursements	(0.00)%	(0.00)%	(0.04)%	(0.00)%	(0.00)%	(0.00)%
Net Annual Fund Operating Expenses	1.26%	2.01%	1.22%	0.93%	1.01%	0.83%
#	“Less Fee Waivers and Expense Reimbursements” and “Net Annual Fund Operating Expenses” have been restated to reflect a reduction in the transfer agency fee waiver for Class E Shares.

Until February 28, 2013, RFSC has contractually agreed to waive 0.04% of its transfer agency fees for Class E Shares. This waiver may not be terminated during the relevant period except with Board approval.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Class A Shares	Class C Shares	Class E Shares	Class I Shares	Class S Shares	Class Y Shares
1 Year	$696	$204	$124	$95	$103	$85
3 Years	$952	$630	$396	$296	$322	$265
5 Years	$1,227	$1,083	$688	$515	$558	$460
10 Years	$2,010	$2,338	$1,519	$1,143	$1,236	$1,025

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 142% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies of the Fund until August 15, 2012

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in equity securities economically tied to the U.S. The Fund invests principally in common stocks of medium and large capitalization U.S. companies and may also invest in small capitalization companies. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers. Fund assets not allocated to money managers are managed by Russell Investment Management Company (“RIMCo”). Assets not allocated to money managers include the Fund’s liquidity reserves and assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics to manage the Fund’s risk factor exposures. The Fund pursues a market-oriented style of security selection. Each of the Fund’s money managers uses a variety of quantitative investment models and mathematical techniques to rank securities based upon their expected ability to outperform the total return of the benchmark assigned to them by RIMCo. Certain of the Fund’s money managers employ a limited long-short strategy pursuant to which they sell securities short. The Fund usually, but not always, pursues a strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives, which typically include index futures contracts. The Fund may invest in securities of non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund may also invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Effective August 15, 2012, the Russell U.S. Quantitative Equity Fund will change its investment strategy from a quantitative investment approach to investing in defensive stocks and discontinue its limited long-short strategy. The Fund will be renamed the Russell U.S. Defensive Equity Fund. In addition, the following paragraph will replace the previous paragraph:

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in equity securities economically tied to the U.S. The Fund will invest principally in common stocks of large and medium capitalization U.S. companies. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers. Fund assets not allocated to money managers are managed by Russell Investment Management Company (“RIMCo”). Assets not allocated to money managers include the Fund’s liquidity reserves and assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. The Fund employs a defensive style of investing. Defensive style emphasizes investments in equity securities of companies that a money manager believes have: (i) lower than average stock price volatility (i.e., the amount by which a stock’s price rises and falls over short-term time periods); (ii) characteristics indicating high financial quality, which may include lower financial leverage and/or higher return on capital; and/or (iii) stable business fundamentals, which may include higher earnings stability. The Fund may pursue a strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives, which typically include index futures contracts. Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

  Active Management . The securities selected for the portfolio may not perform as the Fund’s money managers expect. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIMCo will effectively assess a Fund’s portfolio risk and it is possible that its judgments regarding a Fund’s risk profile may prove incorrect which could lead to underperformance or which could result in ineffective adjustments to the Fund’s portfolio characteristics.
  Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Securities selected using a quantitative analysis can perform differently from the market as a whole. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market.

  Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
  Short Sales Risk . A short sale will result in a loss if the price of the security sold short increases between the date of the short sale and the date on which the borrowed security must be returned. Short sales may give rise to a form of leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.
  American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) . ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.
  REITs . REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.
  Derivatives . Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.
  Large Redemptions . The Fund is used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

Effective August 15, 2012, the following risk factor will replace the “Equity Securities” risk factor for the Fund listed above:

  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks and the relative performance of stocks selected pursuant to a defensive style may fluctuate over time.

In addition, effective August 15, 2012, the following risk factors for the Fund will be deleted:

  Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
  Short Sales Risk. A short sale will result in a loss if the price of the security sold short increases between the date of the short sale and the date on which the borrowed security must be returned. Short sales may give rise to a form of leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.
  American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) . ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.
  REITs . REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.

Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at www.russell.com.

Class S Calendar Year Total Returns*

Average annual total returns for the periods ended December 31, 2011*	1 Year	5 Years	10 Years
Return Before Taxes, Class A	(1.85)%	(2.84)%	1.45%
Return Before Taxes, Class C	3.35%	(2.20)%	1.79%
Return Before Taxes, Class E	4.18%	(1.64)%	2.08%
Return Before Taxes, Class I	4.46%	(1.40)%	2.33%
Return Before Taxes, Class Y	4.60%	(1.32)%	2.40%
Return Before Taxes, Class S	4.38%	(1.45)%	2.30%
Return After Taxes on Distributions, Class S	4.22%	(1.96)%	1.77%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	3.05%	(1.26)%	1.92%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	1.50%	(0.02)%	3.34%
*	Effective August 15, 2012, RIMCo will change the Fund’s investment strategy from a quantitative investment approach to investing in defensive stocks and will discontinue its limited long-short strategy. As a result, the Fund’s primary benchmark will change from the Russell 1000® Index to the Russell 1000® Defensive Index™. The returns shown above reflect the performance of the Fund’s investment strategy prior to August 15, 2012. Had the Fund pursued its new investment strategy prior to August 15, 2012, the returns shown above would have been different.
Management

Investment Adviser

The Fund’s investment adviser is RIMCo. Unlike most investment companies that have a single organization that acts as investment adviser, the Fund divides responsibility for investment advice between RIMCo and a number of money managers unaffiliated with RIMCo. The money managers for the Fund are:

• Aronson+Johnson+Ortiz, LP	• Numeric Investors LLC
• INTECH Investment Management LLC	• PanAgora Asset Management Inc.
• Jacobs Levy Equity Management Inc

Portfolio Managers

Richard Yasenchak, a Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Yasenchak has managed the Fund since July 2010.

Additional Information

For important information about:

  Purchase of Fund Shares, please see How to Purchase Shares on page 88.
  Redemption of Fund Shares, please see How to Redeem Shares on page 88.
  Taxes, please see Taxes on page 88.
  Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 88.

Russell U.S. Growth Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Class C Shares	Class E Shares	Class I Shares	Class S Shares
Advisory Fee	0.80%	0.80%	0.80%	0.80%
Distribution (12b-1) Fees	0.75%	0.00%	0.00%	0.00%
Other Expenses	0.74%	0.74%	0.41%	0.49%
Total Annual Fund Operating Expenses	2.29%	1.54%	1.21%	1.29%
Less Fee Waivers and Expense Reimbursements	(0.13)%	(0.13)%	(0.18)%	(0.13)%
Net Annual Fund Operating Expenses	2.16%	1.41%	1.03%	1.16%
#	“Less Fee Waivers and Expense Reimbursements” and “Net Annual Fund Operating Expenses” have been restated to remove the effect of non-contractual waivers that were in effect for the fiscal year ended October 31, 2011.

Until February 28, 2013, RIMCo has contractually agreed to waive, up to the full amount of its 0.80% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.98% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

Until February 28, 2013, RIMCo has contractually agreed to waive 0.05% of its transfer agency fees for Class I Shares. This waiver may not be terminated during the relevant period except with Board approval.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Class C Shares	Class E Shares	Class I Shares	Class S Shares
1 Year	$ 219	$ 144	$105	$ 118
3 Years	$ 703	$ 474	$366	$ 396
5 Years	$ 1,213	$ 827	$648	$ 695
10 Years	$ 2,616	$ 1,823	$1,450	$ 1,545

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 142% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies of the Fund until August 15, 2012

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in equity securities economically tied to the U.S. The Fund invests principally in common stocks of large and medium capitalization U.S. companies. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers whose approaches to growth stock investing are intended to complement one another. Fund assets not allocated to money managers are managed by Russell Investment Management Company(“RIMCo”). Assets not allocated to money managers include the Fund’s liquidity reserves and assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. In general, the Fund seeks to invest in stocks with above average growth rates and favorable price and earnings momentum. The Fund usually, but not always, pursues a strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives, which typically include index futures contracts. The Fund may also invest in securities of non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Effective August 15, 2012, the Russell U.S. Growth Fund will change its investment strategy from investing in growth stocks to investing in dynamic stocks and implement a limited long-short strategy. The Fund will be renamed the Russell U.S. Dynamic Equity Fund. In addition, the following paragraph will replace the previous paragraph:

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in equity securities economically tied to the U.S. The Fund will invest principally in common stocks of large and medium capitalization U.S. companies. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers. Fund assets not allocated to money managers are managed by Russell Investment Management Company (“RIMCo”). Assets not allocated to money managers include the Fund’s liquidity reserves and assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. The Fund generally employs a dynamic style of investing. Dynamic style emphasizes investments in equity securities of companies that a money manager believes are currently undergoing or are expected to undergo positive change that will lead to stock price appreciation. Dynamic stocks typically have: (i) higher than average stock volatility (i.e., the amount by which a stock’s price rises and falls over short-term time periods); (ii) characteristics indicating lower financial quality, which may include greater financial leverage; and/or (iii) less business stability, which may include lower earnings stability. Certain of the Fund’s money managers employ a limited long-short strategy pursuant to which they sell securities short. The Fund usually, but not always, pursues a strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives, which typically include index futures contracts. The Fund may also invest in securities of non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

  Active Management . The securities selected for the portfolio may not perform as the Fund’s money managers expect. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIMCo will effectively assess a Fund’s portfolio risk and it is possible that its judgments regarding a Fund’s risk profile may prove incorrect which could lead to underperformance or which could result in ineffective adjustments to the Fund’s portfolio characteristics.
  Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Growth company stocks may provide minimal dividends which could otherwise cushion stock prices in a market decline. Investments in medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market.
  American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) . ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.
  Derivatives . Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.
  Large Redemptions . Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

Effective August 15, 2012, the following risk factor will replace the “Equity Securities” risk factor for the Fund listed above:

  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Dynamic stocks have higher than average stock price volatility and may experience sharp declines in value.

In addition, effective August 15, 2012, the following risk factors for the Fund will be added:

  Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.

  Short Sales Risk. A short sale will result in a loss if the price of the security sold short increases between the date of the short sale and the date on which the borrowed security must be returned. Short sales may give rise to a form of leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period. The returns (both before and after tax) for the other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.

Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at www.russell.com.

Class S Calendar Year Total Returns*

Average annual total returns for the periods ended December 31, 2011*	1 Year	5 Years	10 Years
Return Before Taxes, Class C	(1.20)%	(0.55)%	0.47%
Return Before Taxes, Class E	(0.49)%	0.22%	1.31%
Return Before Taxes, Class I	(0.24)%	0.59%	1.68%
Return Before Taxes, Class S	(0.36)%	0.43%	1.54%
Return After Taxes on Distributions, Class S	(0.36)%	0.29%	1.47%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	(0.23)%	0.37%	1.33%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	2.64%	2.50%	2.60%
*	Effective August 15, 2012, RIMCo will change the Fund’s investment strategy from investing in growth stocks to investing in dynamic stocks and will implement a limited long-short strategy. As a result, the Fund’s primary benchmark will change from the Russell 1000® Growth Index to the Russell 1000® Dynamic Index™. The returns shown above reflect the performance of the Fund’s investment strategy prior to August 15, 2012. Had the Fund pursued its new strategy prior to August 15, 2012, the returns shown above would have been different.

Management

Investment Adviser

The Fund’s investment adviser is RIMCo. Unlike most investment companies that have a single organization that acts as investment adviser, the Fund divides responsibility for investment advice between RIMCo and a number of money managers unaffiliated with RIMCo. The money managers for the Fund are:

• Columbus Circle Investors	• Suffolk Capital Management LLC
• Cornerstone Capital Management, Inc.	• Sustainable Growth Advisers, LP

Portfolio Manager

David L. Hintz, a Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Hintz has managed the Fund since July 2010.

Additional Information

For important information about:

  Purchase of Fund Shares, please see How to Purchase Shares on page 88.
  Redemption of Fund Shares, please see How to Redeem Shares on page 88.
  Taxes, please see Taxes on page 88.
  Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 88.

Russell U.S. Value Fund

On May 22, 2012, the Board of Trustees of Russell Investment Company approved the reorganization of the Fund into the Russell U.S. Defensive Equity Fund (known as the Russell U.S. Quantitative Equity Fund until August 15, 2012). The reorganization is expected to be completed on October 15, 2012. For more details regarding the reorganization, please see the Reorganization Information section at the end of this Prospectus.

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Class C Shares	Class E Shares	Class I Shares	Class S Shares
Advisory Fee	0.70%	0.70%	0.70%	0.70%
Distribution (12b-1) Fees	0.75%	0.00%	0.00%	0.00%
Other Expenses	0.70%	0.70%	0.37%	0.45%
Total Annual Fund Operating Expenses	2.15%	1.40%	1.07%	1.15%
#	“Total Annual Fund Operating Expenses” have been restated to remove the effect of non-contractual waivers that were in effect for the fiscal year ended October 31, 2011.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Class C Shares	Class E Shares	Class I Shares	Class S Shares
1 Year	$ 218	$ 143	$109	$ 117
3 Years	$ 673	$ 443	$340	$ 365
5 Years	$ 1,154	$ 766	$590	$ 633
10 Years	$ 2,483	$ 1,680	$1,306	$ 1,398

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 127% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in equity securities economically tied to the U.S. The Fund invests principally in common stocks of large and medium capitalization U.S. companies. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers whose approaches to identifying undervalued securities are intended to complement one another. Fund assets not allocated to money managers are managed by Russell Investment Management Company (“RIMCo”). Assets not allocated to money managers include the Fund’s liquidity reserves and assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. In general, the Fund seeks to invest in stocks that appear to a money manager to be undervalued relative to their corporate worth, based on current or forecasted earnings, book or asset value, revenues, cash flow or other measures. The Fund usually, but not always, pursues a strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives, which typically include index futures contracts. The Fund may invest in securities of non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund may also invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

  Active Management . The securities selected for the portfolio may not perform as the Fund’s money managers expect. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIMCo will effectively assess a Fund’s portfolio risk and it is possible that its judgments regarding a Fund’s risk profile may prove incorrect which could lead to underperformance or which could result in ineffective adjustments to the Fund’s portfolio characteristics.
  Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in value stocks may never have their intrinsic values realized by the market or may not actually have been undervalued.
  American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) . ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.
  REITs . REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.
  Liquidity Risk . The market for certain investments may become illiquid under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market.
  Derivatives . Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.

  Large Redemptions . Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period. The returns (both before and after tax) for the other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.

Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at www.russell.com.

Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2011	1 Year	5 Years	10 Years
Return Before Taxes, Class C	(3.68)%	(5.44)%	1.25%
Return Before Taxes, Class E	(2.93)%	(4.70)%	2.10%
Return Before Taxes, Class I	(2.59)%	(4.39)%	2.45%
Return Before Taxes, Class S	(2.68)%	(4.48)%	2.33%
Return After Taxes on Distributions, Class S	(2.89)%	(5.24)%	1.61%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	(1.46)%	(3.79)%	1.94%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	0.39%	(2.64)%	3.89%

Management

Investment Adviser

The Fund’s investment adviser is RIMCo. Unlike most investment companies that have a single organization that acts as investment adviser, the Fund divides responsibility for investment advice between RIMCo and a number of money managers unaffiliated with RIMCo. The money managers for the Fund are:

• DePrince, Race & Zollo, Inc.	• Snow Capital Management, L.P.
• Numeric Investors LLC	• Systematic Financial Management LP

Portfolio Manager

David L. Hintz, a Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Hintz has managed the Fund since July 2010.

Additional Information

For important information about:

  Purchase of Fund Shares, please see How to Purchase Shares on page 88.
  Redemption of Fund Shares, please see How to Redeem Shares on page 88.
  Taxes, please see Taxes on page 88.
  Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 88.

Russell U.S. Large Cap Equity Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Funds. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges section and the More About Deferred Sales Charges section beginning on pages 189 and 192, respectively, of the Prospectus, and the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 25 of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C, S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*	The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Class A Shares	Class C Shares	Class S Shares
Advisory Fee	0.70%	0.70%	0.70%
Distribution (12b-1) Fees	0.25%	0.75%	0.00%
Other Expenses	0.33%	0.58%	0.33%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.28%	2.03%	1.03%
Less Fee Waivers and Expense Reimbursements	(0.18)%	(0.18)%	(0.18)%
Net Annual Fund Operating Expenses	1.10%	1.85%	0.85%

# “Other Expenses” and “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year.

Until February 28, 2013, RIMCo has contractually agreed to waive up to the full amount of its 0.70% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.67% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Class A Shares	Class C Shares	Class S Shares
1 Year	$681	$188	$87
3 Years	$941	$619	$310

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is new, it does not have a portfolio turnover rate at this time.

Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in large cap equity securities economically tied to the U.S. The Fund invests principally in common stocks of large capitalization U.S. companies but may also invest in common stocks of medium capitalization companies. The Fund defines large capitalization stocks as stocks of those companies represented by the S&P 500® Index or within the capitalization range of the S&P 500® Index. The Fund employs a multi-style (growth, value and market-oriented) and multi-manager approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. It is expected that the Fund will, in the future, also employ defensive and dynamic investment styles in addition to growth, value and market-oriented investment styles and may implement shifts in its investment style exposures in order to respond to substantial changes in market risks and opportunities. Fund assets not allocated to money managers are managed by Russell Investment Management Company (“RIMCo”). Assets not allocated to money managers include the Fund’s liquidity reserves and assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. The Fund usually, but not always, pursues a strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives, which typically include index futures contracts. The Fund may also invest in securities of non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

  Active Management . The securities selected for the portfolio may not perform as the Fund’s money managers expect. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIMCo will effectively assess a Fund’s portfolio risk and it is possible that its judgments regarding a Fund’s risk profile may prove incorrect which could lead to underperformance or which could result in ineffective adjustments to the Fund’s portfolio characteristics.

  Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market.
  Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
  American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) . ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.
  Derivatives . Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.
  Large Redemptions . The Fund is used as an investment in asset allocation programs and may have a large percentage of its Shares held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.
  New Fund Risk. The Fund is a new fund. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. Investors may be required to liquidate or transfer their investments at an inopportune time.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

Because the Fund is new, performance history and average annual returns for the Fund are not included in this Prospectus. Performance history and average annual returns for the Fund will be included in the Prospectus after the Fund has been in operation for one calendar year.

Management

Investment Adviser

The Fund’s investment adviser is RIMCo. Unlike most investment companies that have a single organization that acts as investment adviser, the Fund divides responsibility for investment advice between RIMCo and a number of money managers unaffiliated with RIMCo. The money managers for the Fund are:

• Ceredex Value Advisors LLC	• Jacobs Levy Equity Management Inc
• Columbus Circle Investors	• Sustainable Growth Advisers, LP
• Institutional Capital LLC

Portfolio Manager

David L. Hintz, a Portfolio Manager has primary responsibility for the management of the Fund. Mr. Hintz has managed the Fund since February 2012.

Additional Information

For important information about:

  Purchase of Fund Shares, please see How to Purchase Shares on page 88.
  Redemption of Fund Shares, please see How to Redeem Shares on page 88.
  Taxes, please see Taxes on page 88.
  Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 88.

Russell U.S. Mid Cap Equity Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Funds. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges section and the More About Deferred Sales Charges section beginning on pages 189 and 192, respectively, of the Prospectus, and the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 25 of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C, S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*	The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Class A Shares	Class C Shares	Class S Shares
Advisory Fee	0.80%	0.80%	0.80%
Distribution (12b-1) Fees	0.25%	0.75%	0.00%
Other Expenses	0.47%	0.72%	0.47%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.52%	2.27%	1.27%
Less Fee Waivers and Expense Reimbursements	(0.32)%	(0.32)%	(0.32)%
Net Annual Fund Operating Expenses	1.20%	1.95%	0.95%

# “Other Expenses” and “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year.

Until February 28, 2013, RIMCo has contractually agreed to waive up to the full amount of its 0.80% advisory fee and then to reimburse the Fund for other direct Fund-level expenses, excluding dividend and interest expenses on short sales, to the extent that such direct Fund-level expenses exceed 0.77% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Class A Shares	Class C Shares	Class S Shares
1 Year	$690	$198	$97
3 Years	$998	$679	$371

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is new, it does not have a portfolio turnover rate at this time.

Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in medium capitalization equity securities economically tied to the U.S. The Fund invests principally in common stocks of medium capitalization U.S. companies but may also invest in common stocks of small capitalization companies. The Fund defines medium capitalization stocks as stocks of those companies represented by the Russell MidCap® Index or within the capitalization range of the Russell MidCap® Index. The Fund employs a multi-style (growth, value and market-oriented) and multi-manager approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. Fund assets not allocated to money managers are managed by Russell Investment Management Company (“RIMCo”). Assets not allocated to money managers include the Fund’s liquidity reserves and assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. The Fund usually, but not always, pursues a strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives, which typically include index futures contracts. The Fund may invest in securities of non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund may also invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

  Active Management . The securities selected for the portfolio may not perform as the Fund’s money managers expect. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIMCo will effectively assess a Fund’s portfolio risk and it is possible that its judgments regarding a Fund’s risk profile may prove incorrect which could lead to underperformance or which could result in ineffective adjustments to the Fund’s portfolio characteristics.
  Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.

  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market.
  Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
  American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) . ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.
  REITs . REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.
  Derivatives . Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.
  Large Redemptions . The Fund is used as an investment in asset allocation programs and may have a large percentage of its Shares held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.
  New Fund Risk. The Fund is a new fund. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. Investors may be required to liquidate or transfer their investments at an inopportune time.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

Because the Fund is new, performance history and average annual returns for the Fund are not included in this Prospectus. Performance history and average annual returns for the Fund will be included in the Prospectus after the Fund has been in operation for one calendar year.

Management

Investment Adviser

The Fund’s investment adviser is RIMCo. Unlike most investment companies that have a single organization that acts as investment adviser, the Fund divides responsibility for investment advice between RIMCo and a number of money managers unaffiliated with RIMCo. The money managers for the Fund are:

• Arbor Capital Management, LLC	• Jacobs Levy Equity Management Inc
• Ceredex Value Advisors LLC

Portfolio Manager

Richard Yasenchak, a Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Yasenchak has managed the Fund since February 2012.

Additional Information

For important information about:

  Purchase of Fund Shares, please see How to Purchase Shares on page 88.
  Redemption of Fund Shares, please see How to Redeem Shares on page 88.
  Taxes, please see Taxes on page 88.
  Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 88.

Russell U.S. Small Cap Equity Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Funds. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges section and the More About Deferred Sales Charges section beginning on pages 189 and 192, respectively, of the Prospectus, and the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 25 of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C, E, I, S, Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*	The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Class A Shares	Class C Shares	Class E Shares	Class I Shares	Class S Shares	Class Y Shares
Advisory Fee	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution (12b-1) Fees	0.25%	0.75%	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.30%	0.55%	0.55%	0.22%	0.30%	0.12%
Total Annual Fund Operating Expenses	1.25%	2.00%	1.25%	0.92%	1.00%	0.82%
Less Fee Waivers and Expense Reimbursements	(0.00)%	(0.00)%	(0.04)%	(0.00)%	(0.00)%	(0.00)%
Net Annual Fund Operating Expenses	1.25%	2.00%	1.21%	0.92%	1.00%	0.82%
#	“Less Fee Waivers and Expense Reimbursements” and “Net Annual Fund Operating Expenses” have been restated to reflect a reduction in the transfer agency fee waiver for Class E Shares.

Until February 28, 2013, RFSC has contractually agreed to waive 0.04% of its transfer agency fees for Class E Shares. This waiver may not be terminated during the relevant period except with Board approval.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Class A Shares	Class C Shares	Class E Shares	Class I Shares	Class S Shares	Class Y Shares
1 Year	$ 695	$ 203	$ 123	$ 94	$ 102	$ 84
3 Years	$ 949	$ 627	$ 393	$ 293	$ 318	$ 262
5 Years	$ 1,222	$ 1,078	$ 682	$ 509	$ 552	$ 455
10 Years	$ 1,999	$ 2,327	$ 1,508	$ 1,131	$ 1,225	$ 1,014

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 111% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in small  capitalization equity securities economically tied to the U.S. The Fund invests principally in common stocks of small  capitalization U.S. companies, some of which are also considered micro capitalization U.S. companies. The Fund employs a multi-style (growth, value and market-oriented) and multi-manager approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. Fund assets not allocated to money managers are managed by Russell Investment Management Company (“RIMCo”). Assets not allocated to money managers include the Fund’s liquidity reserves and assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. The Fund usually, but not always, pursues a strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives, which typically include index futures contracts. The Fund may also invest in securities of non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

  Active Management . The securities selected for the portfolio may not perform as the Fund’s money managers expect. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIMCo will effectively assess a Fund’s portfolio risk and it is possible that its judgments regarding a Fund’s risk profile may prove incorrect which could lead to underperformance or which could result in ineffective adjustments to the Fund’s portfolio characteristics.

  Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and micro capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and micro capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Micro capitalization company stocks are also more likely to suffer from significant diminished market liquidity.
  REITs . REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.
  American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) . ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.
  Liquidity Risk . The market for certain investments may become illiquid under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market.
  Derivatives . Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.
  Large Redemptions . The Fund is used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.

Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at www.russell.com.

Class S Calendar Year Total Returns*

Average annual total returns for the periods ended December 31, 2011*	1 Year	5 Years	10 Years
Return Before Taxes, Class A	(9.76)%	(2.53)%	3.87%
Return Before Taxes, Class C	(4.98)%	(1.88)%	4.22%
Return Before Taxes, Class E	(4.24)%	(1.33)%	4.50%
Return Before Taxes, Class I	(3.97)%	(1.09)%	4.74%
Return Before Taxes, Class Y	(3.88)%	(1.02)%	4.83%
Return Before Taxes, Class S	(4.07)%	(1.17)%	4.70%
Return After Taxes on Distributions, Class S	(4.12)%	(1.97)%	3.06%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	(2.58)%	(1.18)%	3.66%
Russell 2500™ Index (reflects no deduction for fees, expenses or taxes)	(2.51)%	1.24%	6.57%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	(4.18)%	0.15%	5.62%
*	Effective January 1, 2012, RIMCo changed the Fund’s investment strategy from investing principally in small and medium capitalization securities to investing principally in small capitalization securities. As a result, the Fund’s primary benchmark changed from the Russell 2500™ Index to the Russell 2000® Index. The returns shown above reflect the performance of the Fund’s previous investment strategy. Had the Fund pursued its new strategy prior to January 1, 2012, the returns shown above would have been different.
Management

Investment Adviser

The Fund’s investment adviser is RIMCo. Unlike most investment companies that have a single organization that acts as investment adviser, the Fund divides responsibility for investment advice between RIMCo and a number of money managers unaffiliated with RIMCo. The money managers for the Fund are:

• Chartwell Investment Partners	• Jacobs Levy Equity Management Inc
• ClariVest Asset Management LLC	• Next Century Growth Investors LLC
• DePrince, Race & Zollo, Inc.	• PENN Capital Management Company, Inc.
• EAM Investors, LLC	• Ranger Investment Management, L.P.
• Falcon Point Capital, LLC	• Signia Capital Management, LLC
• Huber Capital Management LLC

Portfolio Manager

Jon Eggins, a Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Eggins has managed the Fund since May 2011.

Additional Information

For important information about:

  Purchase of Fund Shares, please see How to Purchase Shares on page 88.
  Redemption of Fund Shares, please see How to Redeem Shares on page 88.
  Taxes, please see Taxes on page 88.
  Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 88.

Russell International Developed Markets Fund

Investment Objective (Fundamental)

The Fund seeks to provide long term capital growth.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Funds. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges section and the More About Deferred Sales Charges section beginning on pages 189 and 192, respectively, of the Prospectus, and the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 25 of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C, E, I, S, Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*	The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Class A Shares	Class C Shares	Class E Shares	Class I Shares	Class S Shares	Class Y Shares
Advisory Fee	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution (12b-1) Fees	0.25%	0.75%	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.29%	0.54%	0.54%	0.21%	0.29%	0.11%
Total Annual Fund Operating Expenses	1.24%	1.99%	1.24%	0.91%	0.99%	0.81%
Less Fee Waivers and Expense Reimbursements	(0.00)%	(0.00)%	(0.04)%	(0.00)%	(0.00)%	(0.00)%
Net Annual Fund Operating Expenses	1.24%	1.99%	1.20%	0.91%	0.99%	0.81%
#	“Less Fee Waivers and Expense Reimbursements” and “Net Annual Fund Operating Expenses” have been restated to reflect a reduction in the transfer agency fee waiver for Class E Shares.

Until February 28, 2013, RFSC has contractually agreed to waive 0.04% of its transfer agency fees for Class E Shares. This waiver may not be terminated during the relevant period except with Board approval.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Class A Shares	Class C Shares	Class E Shares	Class I Shares	Class S Shares	Class Y Shares
1 Year	$ 694	$ 202	$ 122	$ 93	$ 101	$ 83
3 Years	$ 946	$ 624	$ 389	$ 290	$ 315	$ 259
5 Years	$ 1,217	$ 1,073	$ 677	$ 504	$ 547	$ 450
10 Years	$ 1,989	$ 2,317	$ 1,496	$ 1,120	$ 1,213	$ 1,002

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in companies that are located in countries (other than the U.S.) with developed markets or that are economically tied to such countries. The Fund invests principally in equity securities, including common stocks and preferred stocks, issued by companies incorporated in developed markets outside the U.S. and in depositary receipts. The Fund’s securities are denominated principally in foreign currencies and are typically held outside the U.S. The Fund may invest a portion of its assets in equity securities of companies that are economically tied to emerging market countries. The Fund invests principally in large and medium capitalization companies, but may also invest in small capitalization companies. The Fund employs a multi-style (growth, value and market-oriented) and multi-manager approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. Fund assets not allocated to money managers are managed by Russell Investment Management Company (“RIMCo”). Assets not allocated to money managers include the Fund’s liquidity reserves and assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. The Fund usually, but not always, pursues a strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives, which typically include index futures contracts. The Fund may at times seek to protect its investments against adverse currency exchange rate changes by purchasing forward currency contracts. The Fund may also engage in currency transactions for speculative purposes. Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

  Active Management . The securities selected for the portfolio may not perform as the Fund’s money managers expect. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIMCo will effectively assess a Fund’s portfolio risk and it is possible that its judgments regarding a Fund’s risk profile may prove incorrect which could lead to underperformance or which could result in ineffective adjustments to the Fund’s portfolio characteristics.
  Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price.
  Non-U.S. and Emerging Markets Securities. Non-U.S. securities have risks relating to political, economic and regulatory conditions in foreign countries. The risks associated with non-U.S. securities may be amplified for emerging markets securities.
  Currency Risk . Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
  Currency Trading Risk . Currency trading strategies may involve instruments that have volatile prices, are illiquid or create economic leverage. Forward currency contracts are subject to the risk that should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
  Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
  Depositary Receipts . Depositary receipts, which are securities traded on a local stock exchange that represent securities issued by a foreign publicly-listed company, are subject to the risks associated with the underlying international securities.
  Liquidity Risk . The market for certain investments may become illiquid under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market.
  Derivatives . Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.
  Large Redemptions .. The Fund is used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period. The returns (both before and after tax) for other Classes of

Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. Effective January 1, 2011, RIMCo changed the Fund’s primary benchmark from the MSCI EAFE Index (net of tax on dividends from foreign holdings) to the Russell Developed ex-U.S. Large Cap Index (net of tax on dividends from foreign holdings).  The International Developed Markets Linked Benchmark represents the returns of the MSCI EAFE Index (net) through December 31, 2010 and the returns of the Russell Developed ex-U.S. Large Cap Index (net) thereafter. The International Developed Markets Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns reflect foreign tax credits passed by the Fund to its shareholders thereby increasing total returns after taxes on distributions and total returns after taxes on distributions and sale of Fund Shares. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.

Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at www.russell.com.

Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2011	1 Year	5 Years	10 Years
Return Before Taxes, Class A	(19.03)%	(6.81)%	3.26%
Return Before Taxes, Class C	(14.64)%	(6.15)%	3.62%
Return Before Taxes, Class E	(13.99)%	(5.63)%	3.91%
Return Before Taxes, Class I	(13.79)%	(5.41)%	4.14%
Return Before Taxes, Class Y	(13.81)%	(5.36)%	4.20%
Return Before Taxes, Class S	(13.80)%	(5.46)%	4.11%
Return After Taxes on Distributions, Class S	(13.94)%	(6.37)%	3.19%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	(8.58)%	(4.55)%	3.51%
Russell Developed ex-U.S. Large Cap Index (net of tax on dividends from foreign holdings) (reflects no deduction for fees, expenses or taxes)	(12.35)%	(3.82)%	5.23%
International Developed Markets Linked Benchmark (reflects no deduction for fees, expenses or taxes)	(12.35)%	(4.76)%	4.64%

Management

Investment Adviser

The Fund’s investment adviser is RIMCo. Unlike most investment companies that have a single organization that acts as investment adviser, the Fund divides responsibility for investment advice between RIMCo and a number of money managers unaffiliated with RIMCo. The money managers for the Fund are:

• AQR Capital Management, LLC	• MFS Institutional Advisors Inc.
• Axiom International Investors LLC	• Mondrian Investment Partners Limited
• del Rey Global Investors, LLC	• Pzena Investment Management LLC
• Driehaus Capital Management LLC	• William Blair & Company, L.L.C.

Portfolio Manager

Matthew Beardsley, a Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Beardsley has managed the Fund since February 2012.

Additional Information

For important information about:

  Purchase of Fund Shares, please see How to Purchase Shares on page 88.
  Redemption of Fund Shares, please see How to Redeem Shares on page 88.
  Taxes, please see Taxes on page 88.
  Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 88.

Russell Global Equity Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Funds. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges section and the More About Deferred Sales Charges section beginning on pages 189 and 192, respectively, of the Prospectus, and the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 25 of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C, E, S, Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*	The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares	Class C Shares	Class E Shares	Class S Shares	Class Y Shares
Advisory Fee	0.95%	0.95%	0.95%	0.95%	0.95%
Distribution (12b-1) Fees	0.25%	0.75%	0.00%	0.00%	0.00%
Other Expenses	0.30%	0.55%	0.55%	0.30%	0.12%
Total Annual Fund Operating Expenses	1.50%	2.25%	1.50%	1.25%	1.07%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Class A Shares	Class C Shares	Class E Shares	Class S Shares	Class Y Shares
1 Year	$ 719	$ 228	$ 153	$ 127	$109
3 Years	$ 1,022	$ 703	$ 474	$ 397	$340
5 Years	$ 1,346	$ 1,205	$ 818	$ 686	$590
10 Years	$ 2,263	$ 2,585	$ 1,791	$ 1,511	$1,306

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 83% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in equity securities. The Fund invests principally in equity securities, including common stocks and preferred stocks, of companies economically tied to a number of countries around the world, including the U.S., and in depositary receipts, in a globally diversified manner. A portion of the Fund’s securities are denominated in foreign currencies and are typically held outside the U.S. The Fund may invest a portion of its assets in equity securities of companies that are economically tied to emerging market countries. The Fund invests principally in large and medium capitalization companies, but may also invest in small capitalization companies. The Fund employs a multi-style (growth, value and market-oriented) and multi-manager approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. Fund assets not allocated to money managers are managed by Russell Investment Management Company (“RIMCo”). Assets not allocated to money managers include the Fund’s liquidity reserves and assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. The Fund usually, but not always, pursues a strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives, which typically include index futures contracts. The Fund may at times seek to protect its investments against adverse currency exchange rate changes by purchasing forward currency contracts. The Fund may also engage in currency transactions for speculative purposes. Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

  Active Management . The securities selected for the portfolio may not perform as the Fund’s money managers expect. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIMCo will effectively assess a Fund’s portfolio risk and it is possible that its judgments regarding a Fund’s risk profile may prove incorrect which could lead to underperformance or which could result in ineffective adjustments to the Fund’s portfolio characteristics.
  Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price.
  Non-U.S. and Emerging Markets Securities. Non-U.S. securities have risks relating to political, economic and regulatory conditions in foreign countries. The risks associated with non-U.S. securities may be amplified for emerging markets securities.
  Currency Risk . Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
  Currency Trading Risk . Currency trading strategies may involve instruments that have volatile prices, are illiquid or create economic leverage. Forward currency contracts are subject to the risk that should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
  Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
  Depositary Receipts . Depositary receipts, which are securities traded on a local stock exchange that represent securities issued by a foreign publicly-listed company, are subject to the risks associated with the underlying international securities.
  Liquidity Risk . The market for certain investments may become illiquid under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market.
  Derivatives . Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.
  Large Redemptions .. The Fund is used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period (or if the Fund has not been in operation for 10 years, since the beginning of the Fund’s operations). The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. Effective January 1, 2011, RIMCo changed the Fund’s primary benchmark from the MSCI World Index (net of tax on dividends from foreign holdings) to the Russell Developed Large Cap Index (net of tax on dividends from foreign holdings). The Global Equity Linked Benchmark represents the returns of the MSCI World Index (net) through December 31, 2010 and the returns of the Russell Developed Large Cap Index (net) thereafter. The Global Equity Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns reflect foreign tax credits passed by the Fund to its shareholders thereby increasing total returns after taxes on distributions and total returns after taxes on distributions and sale of Fund Shares. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.

Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at www.russell.com.

Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2011	1 Year	Since Inception*
Return Before Taxes, Class A	(14.57)%	(4.46)%
Return Before Taxes, Class C	(10.07)%	(4.03)%
Return Before Taxes, Class E	(9.31)%	(3.31)%
Return Before Taxes, Class Y	(9.01)%	(2.95)%
Return Before Taxes, Class S	(9.07)%	(3.06)%
Return After Taxes on Distributions, Class S	(9.11)%	(3.22)%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	(5.64)%	(2.52)%
Russell Developed Large Cap Index (net of tax on dividends from foreign holdings) (reflects no deduction for fees, expenses or taxes)	(5.69)%	(2.39)%
Global Equity Linked Benchmark (reflects no deduction for fees, expenses or taxes)	(5.69)%	(2.61)%
*	The Fund first issued Class A, C, E and S Shares on February 28, 2007 and Class Y Shares on September 26, 2008.

Management

Investment Adviser

The Fund’s investment adviser is RIMCo. Unlike most investment companies that have a single organization that acts as investment adviser, the Fund divides responsibility for investment advice between RIMCo and a number of money managers unaffiliated with RIMCo. The money managers for the Fund are:

• GLG Inc.	• Polaris Capital Management, LLC
• Harris Associates LP	• Sanders Capital, LLC
• MFS Institutional Advisors Inc.	• T. Rowe Price Associates, Inc.

Portfolio Manager

Matthew Beardsley, a Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Beardsley has managed the Fund since September 2009.

Additional Information

For important information about:

  Purchase of Fund Shares, please see How to Purchase Shares on page 88.
  Redemption of Fund Shares, please see How to Redeem Shares on page 88.
  Taxes, please see Taxes on page 88.
  Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 88.

Russell Emerging Markets Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Funds. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges section and the More About Deferred Sales Charges section beginning on pages 189 and 192, respectively, of the Prospectus, and the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 25 of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C, E, S, Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*	The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Class A Shares	Class C Shares	Class E Shares	Class S Shares	Class Y Shares
Advisory Fee	1.15%	1.15%	1.15%	1.15%	1.15%
Distribution (12b-1) Fees	0.25%	0.75%	0.00%	0.00%	0.00%
Other Expenses	0.38%	0.63%	0.63%	0.38%	0.20%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.79%	2.54%	1.79%	1.54%	1.36%
#	“Total Annual Fund Operating Expenses” have been restated to reflect the Fund’s proportionate share of the operating expenses of any other fund, including the Russell U.S. Cash Management Fund, in which the Fund invests. The Fund’s proportionate share of these operating expenses are reflected under “Acquired Fund Fees and Expenses.”

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Class A Shares	Class C Shares	Class E Shares	Class S Shares	Class Y Shares
1 Year	$ 746	$ 257	$ 182	$ 157	$138
3 Years	$ 1,106	$ 791	$ 563	$ 486	$ 431
5 Years	$ 1,489	$ 1,350	$ 970	$ 839	$ 745
10 Years	$ 2,559	$ 2,875	$ 2,105	$ 1,834	$ 1,635

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 73% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund has a non-fundamental policy to invest, under normal circumstances at least 80% of the value of its net assets in emerging market companies. The Fund principally invests in equity securities, including common stock and preferred stock of companies that are economically tied to emerging market countries and in depositary receipts. The Fund invests in large, medium and small capitalization companies. The Fund’s securities are denominated principally in foreign currencies and are typically held outside the U.S. A portion of the Fund’s net assets may be “illiquid securities.” The Fund employs a multi-style (growth, value and market-oriented) and multi-manager approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. Fund assets not allocated to money managers are managed by Russell Investment Management Company (“RIMCo”). Assets not allocated to money managers include the Fund’s liquidity reserves and assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. The Fund usually, but not always, pursues a strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives, which typically include index futures contracts. The Fund may at times seek to protect its investments against adverse currency exchange rates by purchasing forward currency contracts. The Fund may also engage in currency transactions for speculative purposes. Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

  Active Management . The securities selected for the portfolio may not perform as the Fund’s money managers expect. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIMCo will effectively assess a Fund’s portfolio risk and it is possible that its judgments regarding a Fund’s risk profile may prove incorrect which could lead to underperformance or which could result in ineffective adjustments to the Fund’s portfolio characteristics.
  Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price.
  Non-U.S. Securities. Non-U.S. securities have risks relating to political, economic and regulatory conditions in foreign countries.
  Emerging Markets Equity Securities . Investing in emerging market equity securities can pose some risks different from, and greater than, risks of investing in U.S. or developed markets equity securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability, than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital.
  Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
  Currency Risk . Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
  Currency Trading Risk . Currency trading strategies may involve instruments that have volatile prices, are illiquid or create economic leverage. Forward currency contracts are subject to the risk that should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
  Depositary Receipts . Depositary receipts, which are securities traded on a local stock exchange that represent securities issued by a foreign publicly-listed company, are subject to the risks associated with the underlying international securities.
  Illiquid Securities . An illiquid security may be difficult to sell quickly and at a fair price, which could cause the Fund to realize a loss on the security if it was sold at a lower price than that at which it had been valued.
  Liquidity Risk . The market for certain investments may become illiquid under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market.
  Derivatives . Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.

  Large Redemptions . The Fund is used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. Effective January 1, 2011, RIMCo changed the Fund’s primary benchmark from the MSCI Emerging Markets Index (net of tax on dividends from foreign holdings) to the Russell Emerging Markets Index (net of tax on dividends from foreign holdings). The Emerging Markets Linked Benchmark represents the returns of the MSCI Emerging Markets Index (net) through December 31, 2010 and the returns of the Russell Emerging Markets Index (net) thereafter. The Emerging Markets Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark.  After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns reflect foreign tax credits passed by the Fund to its shareholders thereby increasing total returns after taxes on distributions and total returns after taxes on distributions and sale of Fund Shares. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.

Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at www.russell.com.

Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2011	1 Year	5 Years	10 Years
Return Before Taxes, Class A	(22.91)%	1.35%	13.04%
Return Before Taxes, Class C	(18.83)%	1.79%	12.90%
Return Before Taxes, Class E	(18.22)%	2.55%	13.72%
Return Before Taxes, Class Y	(17.88)%	2.93%	14.04%
Return Before Taxes, Class S	(18.00)%	2.82%	13.98%
Return After Taxes on Distributions, Class S	(18.46)%	1.72%	13.05%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	(10.53)%	2.48%	12.69%
Russell Emerging Markets Index (net of tax on dividends from foreign holdings) (reflects no deduction for fees, expenses or taxes)	(19.40)%	2.46%	13.38%
Emerging Markets Linked Benchmark (reflects no deduction for fees, expenses or taxes)	(19.40)%	2.16%	13.72%
Management

Investment Adviser

The Fund’s investment adviser is RIMCo. Unlike most investment companies that have a single organization that acts as investment adviser, the Fund divides responsibility for investment advice between RIMCo and a number of money managers unaffiliated with RIMCo. The money managers for the Fund are:

• AllianceBernstein L.P.	• Harding Loevner LP
• Arrowstreet Capital, Limited Partnership	• Principal Global Investors LLC
• Delaware Management Company	• UBS Global Asset Management (Americas) Inc.
• Genesis Asset Managers, LLP	• Victoria 1522 Investments, LP

Portfolio Manager

Gustavo Galindo, a Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Galindo has managed the Fund since November 2011.

Additional Information

For important information about:

  Purchase of Fund Shares, please see How to Purchase Shares on page 88.
  Redemption of Fund Shares, please see How to Redeem Shares on page 88.
  Taxes, please see Taxes on page 88.
  Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 88.

Russell Tax-Managed U.S. Large Cap Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth on an after-tax basis.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Funds. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges section and the More About Deferred Sales Charges section beginning on pages 189 and 192, respectively, of the Prospectus, and the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 25 of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C, E, S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*	The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Class A Shares	Class C Shares	Class E Shares	Class S Shares
Advisory Fee	0.70%	0.70%	0.70%	0.70%
Distribution (12b-1) Fees	0.25%	0.75%	0.00%	0.00%
Other Expenses	0.31%	0.56%	0.56%	0.31%
Total Annual Fund Operating Expenses	1.26%	2.01%	1.26%	1.01%
Less Fee Waivers and Expense Reimbursements	(0.00)%	(0.04)%	(0.04)%	(0.04)%
Net Annual Fund Operating Expenses	1.26%	1.97%	1.22%	0.97%
#	Until February 28, 2013, RFSC has contractually agreed to waive 0.04% of its transfer agency fees for Class C, E and S Shares. This waiver may not be terminated during the relevant period except with Board approval.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Class A Shares	Class C Shares	Class E Shares	Class S Shares
1 Year	$ 696	$ 200	$ 124	$ 99
3 Years	$ 952	$ 627	$ 396	$ 318
5 Years	$ 1,227	$ 1,079	$ 688	$ 554
10 Years	$ 2,010	$ 2,334	$ 1,519	$ 1,233

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in large capitalization companies economically tied to the U.S. The Fund invests principally in common stocks of large capitalization U.S. companies. The Fund employs a multi-style (growth, value and market-oriented) and multi-manager approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. Fund assets not allocated to money managers are managed by Russell Investment Management Company (“RIMCo”). Assets not allocated to money managers include the Fund’s liquidity reserves and assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. The Fund seeks to realize capital growth while considering shareholder tax consequences arising from the Fund’s portfolio management activities. The Fund typically buys stocks with the intention of holding them long enough to qualify for long-term capital gains tax treatment. Stocks may, however, be sold at a point where short-term capital gains are realized if one of the Fund’s money managers believes it is appropriate in that case to do so or as a result of redemption activity. The Fund usually, but not always, pursues a strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives, which typically include index futures contracts. The Fund may also invest in securities of non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

  Active Management . The securities selected for the portfolio may not perform as the Fund’s money managers expect. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIMCo will effectively assess a Fund’s portfolio risk and it is possible that its judgments regarding a Fund’s risk profile may prove incorrect which could lead to underperformance or which could result in ineffective adjustments to the Fund’s portfolio characteristics.
  Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
  Tax-Sensitive Management . Tax-managed strategies may provide a lower return before consideration of federal income tax consequences than other mutual funds that are not tax-managed. Money managers with distinct and different investment approaches are selected in an attempt to reduce overlap in holdings across money managers and reduce the instance of wash sales. To the extent that wash sales occur from time to time, the ability of the Fund to achieve its investment objective may be impacted. Unexpected large redemptions could require the Fund to sell portfolio securities resulting in its realization of net capital gains.
  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions.
  American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) . ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.
  Derivatives . Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.
  Large Redemptions . Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.

Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at www.russell.com.

Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2011	1 Year	5 Years	10 Years
Return Before Taxes, Class A	(6.87)%	(1.98)%	1.15%
Return Before Taxes, Class C	(1.94)%	(1.55)%	0.98%
Return Before Taxes, Class E	(1.13)%	(0.79)%	1.77%
Return Before Taxes, Class S	(0.93)%	(0.55)%	2.01%
Return After Taxes on Distributions, Class S	(0.97)%	(0.66)%	1.88%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	(0.54)%	(0.48)%	1.70%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	(0.25)%	2.92%
Management

Investment Adviser

The Fund’s investment adviser is RIMCo. Unlike most investment companies that have a single organization that acts as investment adviser, the Fund divides responsibility for investment advice between RIMCo and a number of money managers unaffiliated with RIMCo. The money managers for the Fund are:

• Armstrong Shaw Associates Inc.	• Sands Capital Management, LLC
• J.P. Morgan Investment Management Inc.	• Sustainable Growth Advisers, LP
• NWQ Investment Management Company, LLC

Portfolio Manager

Robert Kuharic, a Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Kuharic has managed the Fund since May 2010.

Additional Information

For important information about:

  Purchase of Fund Shares, please see How to Purchase Shares on page 88.
  Redemption of Fund Shares, please see How to Redeem Shares on page 88.
  Taxes, please see Taxes on page 88.
  Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 88.

Russell Tax-Managed U.S. Mid & Small Cap Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth on an after-tax basis.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Funds. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges section and the More About Deferred Sales Charges section beginning on pages 189 and 192, respectively, of the Prospectus, and the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 25 of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C, E, S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*	The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Class A Shares	Class C Shares	Class E Shares	Class S Shares
Advisory Fee	0.98%	0.98%	0.98%	0.98%
Distribution (12b-1) Fees	0.25%	0.75%	0.00%	0.00%
Other Expenses	0.38%	0.63%	0.63%	0.38%
Total Annual Fund Operating Expenses	1.61%	2.36%	1.61%	1.36%
Less Fee Waivers and Expense Reimbursements	(0.08)%	(0.11)%	(0.11)%	(0.11)%
Net Annual Fund Operating Expenses	1.53%	2.25%	1.50%	1.25%

#	Until February 28, 2013, RIMCo has contractually agreed to waive, up to the full amount of its 0.98% advisory fees and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 1.10% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

Until February 28, 2013, RFSC has contractually agreed to waive 0.03% of its transfer agency fees for Class C, E and S Shares. This waiver may not be terminated during the relevant period except with Board approval.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Class A Shares	Class C Shares	Class E Shares	Class S Shares
1 Year	$ 722	$ 228	$ 153	$ 127
3 Years	$ 1,046	$ 726	$ 497	$ 420
5 Years	$ 1,394	$ 1,251	$ 866	$ 734
10 Years	$ 2,370	$ 2,688	$ 1,902	$ 1,626

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in medium and small capitalization companies economically tied to the U.S. The Fund invests principally in common stocks of medium and small capitalization U.S. companies. The Fund employs a multi-style (growth, value and market-oriented) and multi-manager approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. Fund assets not allocated to money managers are managed by Russell Investment Management Company (“RIMCo”). Assets not allocated to money managers include the Fund’s liquidity reserves and assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. The Fund seeks to realize capital growth while considering shareholder tax consequences arising from the Fund’s portfolio management activities. The Fund typically buys stocks with the intention of holding them long enough to qualify for long-term capital gains tax treatment. Stocks may, however, be sold at a point where short-term capital gains are realized if one of the Funds’ money managers believes it is most appropriate in that case to do so or as a result of redemption activity. The Fund usually, but not always, pursues a strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives, which typically include index futures contracts. The Fund may invest in securities of non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund may also invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

  Active Management . The securities selected for the portfolio may not perform as the Fund’s money managers expect. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIMCo will effectively assess a Fund’s portfolio risk and it is possible that its judgments regarding a Fund’s risk profile may prove incorrect which could lead to underperformance or which could result in ineffective adjustments to the Fund’s portfolio characteristics.
  Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
  Tax-Sensitive Management . Tax-managed strategies may provide a lower return before consideration of federal income tax consequences than other mutual funds that are not tax-managed. Money managers with distinct and different investment approaches are selected in an attempt to reduce overlap in holdings across money managers and reduce the instance of wash sales. To the extent that wash sales occur from time to time, the ability of the Fund to achieve its investment objective may be impacted. Unexpected large redemptions could require the Fund to sell portfolio securities resulting in its realization of net capital gains.
  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market.
  American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) . ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.
  REITs . REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.
  Derivatives . Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.
  Liquidity Risk . The market for certain investments may become illiquid under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market.
  Large Redemptions . Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.

Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at www.russell.com.

Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2011	1 Year	5 Years	10 Years
Return Before Taxes, Class A	(6.33)%	1.21%	5.49%
Return Before Taxes, Class C	(1.34)%	1.64%	5.31%
Return Before Taxes, Class E	(0.62)%	2.41%	6.11%
Return Before Taxes, Class S	(0.34)%	2.67%	6.38%
Return After Taxes on Distributions, Class S	(0.34)%	2.35%	6.19%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	(0.22)%	2.22%	5.58%
Russell 2500™ Index (reflects no deduction for fees, expenses or taxes)	(2.51)%	1.24%	6.57%
Management

Investment Adviser

The Fund’s investment adviser is RIMCo. Unlike most investment companies that have a single organization that acts as investment adviser, the Fund divides responsibility for investment advice between RIMCo and a number of money managers unaffiliated with RIMCo. The money managers for the Fund are:

• Chartwell Investment Partners	• Summit Creek Advisors, LLC
• Netols Asset Management Inc.	• Turner Investment Partners, Inc.
• Parametric Portfolio Associates LLC

Portfolio Manager

Robert Kuharic, a Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Kuharic has managed the Fund since May 2010.

Additional Information

For important information about:

  Purchase of Fund Shares, please see How to Purchase Shares on page 88.
  Redemption of Fund Shares, please see How to Redeem Shares on page 88.
  Taxes, please see Taxes on page 88.
  Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 88.

Russell Global Opportunistic Credit Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide total return.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Funds. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges section and the More About Deferred Sales Charges section beginning on pages 189 and 192, respectively, of the Prospectus, and the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 25 of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C, E, S, Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*	The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Class A Shares	Class C Shares	Class E Shares	Class S Shares	Class Y Shares
Advisory Fee	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	0.75%	0.00%	0.00%	0.00%
Other Expenses	0.33%	0.58%	0.58%	0.33%	0.15%
Total Annual Fund Operating Expenses	1.58%	2.33%	1.58%	1.33%	1.15%
Less Fee Waivers and Expense Reimbursements	(0.36)%	(0.36)%	(0.36)%	(0.36)%	(0.27)%
Net Annual Fund Operating Expenses	1.22%	1.97%	1.22%	0.97%	0.88%
#	“Other Expenses,” “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” have been restated to reflect the Fund’s proportionate share of the operating expenses of any other fund, including the Russell U.S. Cash Management Fund, in which the Fund invests.

“Less Fee Waivers and Expense Reimbursements” and “Net Annual Fund Operating Expenses” have been restated to remove the effect of non-contractual waivers that were in effect for the fiscal year ended October 31, 2011.

Until February 28, 2013, RIMCo has contractually agreed to waive 0.27% of its 1.00% advisory fee. This waiver may not be terminated during the relevant period except with Board approval.

Until February 28, 2013, RFSC has contractually agreed to waive 0.09% of its transfer agency fees for Class A, C, E and S Shares. This waiver may not be terminated during the relevant period except with Board approval.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Class A Shares	Class C Shares	Class E Shares	Class S Shares	Class Y Shares
1 Year	$495	$200	$124	$99	$90
3 Years	$821	$693	$464	$386	$339
5 Years	$1,170	$1,213	$826	$694	$607
10 Years	$2,154	$2,638	$1,848	$1,570	$1,373

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 126% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in bonds. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers. Fund assets not allocated to money managers are managed by Russell Investment Management Company (“RIMCo”). Assets not allocated to money managers include the Fund’s liquidity reserves and assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. The Fund invests in various tactical global bond opportunities including high yield debt securities, emerging markets debt securities (including Brady Bonds), corporate debt securities, Yankee Bonds (dollar denominated obligations issued in the U.S. by non-U.S. banks and corporations), government securities (including non-U.S. and emerging markets sovereign debt) and investment grade securities. The Fund may invest, without limitation in debt securities that are rated below investment grade (commonly referred to as high yield or “junk bonds”). The Fund may invest without limitation in securities denominated in foreign currencies, in U.S. dollar-denominated securities of foreign issuers and in developed and emerging markets debt securities. The Fund may invest in currency futures and options on futures, forward currency contracts, currency swaps and currency options for speculative purposes or to seek to protect its investments against adverse currency exchange rate changes. The Fund invests in certain types of derivative instruments, including synthetic foreign fixed income securities. The Fund usually, but not always, pursues a strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets or market/sector returns by purchasing fixed income securities and/or derivatives, which typically include total return swaps and index credit default swaps.. The Fund also purchases loans and other direct indebtedness. The Fund may enter into repurchase agreements. A portion of the Fund’s net assets may be “illiquid” securities. The Fund is classified as a “non-diversified fund” under the Investment Company Act which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

  Active Management . The securities selected for the portfolio may not perform as the Fund’s money managers expect. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIMCo will effectively assess a Fund’s portfolio risk and it is possible that its judgments regarding a Fund’s risk profile may prove incorrect which could lead to underperformance or which could result in ineffective adjustments to the Fund’s portfolio characteristics.
  Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
  Fixed Income Securities . Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. The Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. In addition, fixed income securities may be downgraded in credit rating or go into default.
  Non-Investment Grade Fixed Income Securities (High Yield or “Junk Bonds”) . Non-investment grade fixed income securities involve higher volatility and higher risk of default than investment grade bonds.
  U.S. and Non-U.S Corporate Debt Securities Risk . Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk, and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose the Fund to greater risk than investments in U.S. corporate debt securities.
  Government Issued or Guaranteed Securities, U.S. Government Securities . Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
  Loans and Other Direct Indebtedness . Loans and other direct indebtedness involve the risk that payment of principal, interest and other amounts due in connection with these investments may not be received.
  Repurchase Agreements . Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
  Non-U.S. and Emerging Markets Securities. Non-U.S. securities have risks relating to political, economic and regulatory conditions in foreign countries. The risks associated with non-U.S. securities may be amplified for emerging markets securities.
  Currency Risk . Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
  Yankee Bonds and Yankee CDs . Issuers are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks.
  Synthetic Foreign Equity/Fixed Income Securities . Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to liquidity risk, foreign risk and currency risk. In addition, the exercise or settlement date may be affected by certain market disruption events which could cause the local access products to become worthless if the events continue for a period of time.
  Derivatives . Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.
  Currency Trading Risk . Currency trading strategies may involve instruments that have volatile prices, are illiquid or create economic leverage. Forward currency contracts are subject to the risk that should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
  Leveraging Risk . Leverage tends to exaggerate the effect of any increase or decrease in the value of a security.

  Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
  Illiquid Securities . An illiquid security may be difficult to sell quickly and at a fair price, which could cause the Fund to realize a loss on the security if it was sold at a lower price than that at which it had been valued.
  Liquidity Risk . The market for certain investments may become illiquid under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market.
  Large Redemptions . The Fund is used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.
  Non-Diversification Risk . To the extent the Fund invests a relatively high percentage of its assets in the securities of a single issuer or group of issuers, the Fund’s performance will be more vulnerable to changes in the market value of that single issuer or group of issuers, and more susceptible to risks associated with a single economic, political or regulatory occurrence.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period (or if the Fund has not been in operation for 10 years, since the beginning of the Fund’s operations). The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns reflect foreign tax credits passed by the Fund to its shareholders thereby increasing total returns after taxes on distributions and total returns after taxes on distributions and sale of Fund Shares. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.

Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at www.russell.com.

Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2011	1 Year	Since Inception*
Return Before Taxes, Class A	(0.53)%	(0.15)%
Return Before Taxes, Class C	2.63%	2.26%
Return Before Taxes, Class E	3.30%	2.96%
Return Before Taxes, Class Y	3.79%	3.41%
Return Before Taxes, Class S	3.60%	3.25%
Return After Taxes on Distributions, Class S	1.32%	1.16%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	2.34%	1.56%
Bank of America Merrill Lynch Global High Yield Index (USD hedged)** (reflects no deduction for fees, expenses or taxes)	2.63%	4.51%
Bank of America Merrill Lynch Global High Yield Index (USD unhedged)** (reflects no deduction for fees, expenses or taxes)	2.63%	3.81%

* The Fund first issued Class A, C, E, S and Y Shares on October 1, 2010.

** Effective January 1, 2012, RIMCo changed the Fund’s primary benchmark from the Bank of America Merrill Lynch Global High Yield Index (USD unhedged) to the Bank of America Merrill Lynch Global High Yield Index (USD hedged). RIMCo believes that the USD hedged index is a more appropriate benchmark for the Fund.

Management

Investment Adviser

The Fund’s investment adviser is RIMCo. Unlike most investment companies that have a single organization that acts as investment adviser, the Fund divides responsibility for investment advice between RIMCo and a number of money managers unaffiliated with RIMCo. The money managers for the Fund are:

• DDJ Capital Management LLC	• Oaktree Capital Management, L.P.
• Lazard Asset Management LLC	• Stone Harbor Investment Partners LP

Portfolio Manager

Keith Brakebill, a Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Brakebill has managed the Fund since August 2011.

Additional Information

For important information about:

  Purchase of Fund Shares, please see How to Purchase Shares on page 88.
  Redemption of Fund Shares, please see How to Redeem Shares on page 88.
  Taxes, please see Taxes on page 88.
  Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 88.

Russell Strategic Bond Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide current income, and as a secondary objective, capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Funds. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges section and the More About Deferred Sales Charges section beginning on pages 189 and 192, respectively, of the Prospectus, and the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 25 of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C, E, I, S, Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*	The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Class A Shares	Class C Shares	Class E Shares	Class I Shares	Class S Shares	Class Y Shares
Advisory Fee	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution (12b-1) Fees	0.25%	0.75%	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.29%	0.54%	0.54%	0.21%	0.29%	0.11%
Total Annual Fund Operating Expenses	1.04%	1.79%	1.04%	0.71%	0.79%	0.61%
Less Fee Waivers and Expense Reimbursements	(0.02)%	(0.02)%	(0.04)%	(0.00)%	(0.02)%	(0.00)%
Net Annual Fund Operating Expenses	1.02%	1.77%	1.00%	0.71%	0.77%	0.61%
#	“Other Expenses,” “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” have been restated to reflect the Fund’s proportionate share of the operating expenses of any other fund, including the Russell U.S. Cash Management Fund, in which the Fund invests.

“Less Fee Waivers and Expense Reimbursements” and “Net Annual Fund Operating Expenses” have been restated to reflect a reduction in the advisory fee waiver for all classes of shares and in the transfer agency fee waiver for Class E Shares.

Until February 28, 2013, RFSC has contractually agreed to waive 0.02% of its transfer agency fees for Class A, Class C and Class S Shares and 0.04% of its transfer agency fees for Class E Shares. This waiver may not be terminated during the relevant period except with Board approval.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Class A Shares	Class C Shares	Class E Shares	Class I Shares	Class S Shares	Class Y Shares
1 Year	$ 475	$ 180	$ 102	$ 73	$ 79	$ 62
3 Years	$ 692	$ 561	$ 327	$ 227	$ 250	$ 195
5 Years	$ 926	$ 968	$ 570	$ 395	$ 437	$ 340
10 Years	$ 1,597	$ 2,104	$ 1,267	$ 883	$ 976	$ 762

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 233% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in bonds. The Fund employs multiple money managers, each with its own investment style. Fund assets not allocated to money managers are managed by Russell Investment Management Company (“RIMCo”). Assets not allocated to money managers include the Fund’s liquidity reserves and assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. The Fund invests in mortgage related securities, including mortgage-backed securities. The Fund also invests in (1) U.S. and non-U.S. corporate debt securities, (2) Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations), (3) fixed income securities issued or guaranteed by the U.S. government, non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality and (4) asset-backed securities. The Fund may invest up to 25% of its assets in debt securities that are rated below investment grade (commonly referred to as high-yield or “junk bonds”). The Fund may invest in currency futures and options on futures, forward currency contracts, currency swaps and currency options for speculative purposes or to seek to protect its investment against adverse currency exchange rate changes. The Fund may also invest in derivatives, including credit default swaps. The duration of the Fund’s portfolio typically ranges within 20% of the duration of the Barclays U.S. Aggregate Bond Index, but may vary up to 35% from the Index’s duration. A portion of the Fund’s net assets may be illiquid. The Fund may invest in variable and floating rate securities. The Fund purchases loans and other direct indebtedness. The Fund invests in non-U.S. debt securities, including developed and emerging market debt securities, some of which may be non-U.S. dollar denominated. The Fund may enter into repurchase agreements. The Fund usually, but not always, pursues a strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets or to changes in interest rates or market/sector returns by purchasing fixed income securities and/or derivatives, which typically include exchange traded fixed income futures contracts and swaps. Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

  Active Management . The securities selected for the portfolio may not perform as the Fund’s money managers expect. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIMCo will effectively assess a Fund’s portfolio risk and it is possible that its judgments regarding a Fund’s risk profile may prove incorrect which could lead to underperformance or which could result in ineffective adjustments to the Fund’s portfolio characteristics.
  Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
  Fixed Income Securities . Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. The Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. In addition, fixed income securities may be downgraded in credit rating or go into default.
  Non-Investment Grade Fixed Income Securities (High Yield or “Junk Bonds”) . Non-investment grade fixed income securities involve higher volatility and higher risk of default than investment grade bonds.
  U.S. and Non-U.S Corporate Debt Securities Risk . Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk, and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose the Fund to greater risk than investments in U.S. corporate debt securities.
  Government Issued or Guaranteed Securities, U.S. Government Securities . Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
  Mortgage-Backed Securities . Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The underlying assets may default or decline in quality or value.
  Asset-Backed Securities . Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.
  Loans and Other Direct Indebtedness . Loans and other direct indebtedness involve the risk that payment of principal, interest and other amounts due in connection with these investments may not be received.
  Repurchase Agreements . Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
  Non-U.S. and Emerging Markets Securities. Non-U.S. securities have risks relating to political, economic and regulatory conditions in foreign countries. The risks associated with non-U.S. securities may be amplified for emerging markets securities.
  Currency Risk . Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
  Yankee Bonds and Yankee CDs . Issuers are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks.
  Derivatives . Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Credit default swaps could result in losses if the creditworthiness of the company or companies on which the credit default swap is based is evaluated incorrectly.

  Currency Trading Risk . Currency trading strategies may involve instruments that have volatile prices, are illiquid or create economic leverage. Forward currency contracts are subject to the risk that should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
  Leveraging Risk . Leverage tends to exaggerate the effect of any increase or decrease in the value of a security.
  Liquidity Risk . The market for certain investments may become illiquid under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market.
  Illiquid Securities . An illiquid security may be difficult to sell quickly and at a fair price, which could cause the Fund to realize a loss on the security if it was sold at a lower price than that at which it had been valued.
  Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
  Large Redemptions . The Fund is used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.

Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at www.russell.com.

Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2011	1 Year	5 Years	10 Years
Return Before Taxes, Class A	1.03%	5.03%	5.14%
Return Before Taxes, Class C	4.08%	5.30%	5.28%
Return Before Taxes, Class E	5.06%	5.91%	5.58%
Return Before Taxes, Class I	5.34%	6.17%	5.83%
Return Before Taxes, Class Y	5.44%	6.25%	5.88%
Return Before Taxes, Class S	5.30%	6.17%	5.83%
Return After Taxes on Distributions, Class S	3.82%	4.34%	4.11%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	3.43%	4.19%	3.98%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.78%
Management

Investment Adviser

The Fund’s investment adviser is RIMCo. Unlike most investment companies that have a single organization that acts as investment adviser, the Fund divides responsibility for investment advice between RIMCo and a number of money managers unaffiliated with RIMCo. The money managers for the Fund are:

• Brookfield Investment Management Inc.	• Metropolitan West Asset Management LLC
• Colchester Global Investors Limited	• Pacific Investment Management Company LLC
• Logan Circle Partners, L.P.	• Wellington Management Company, LLP
• Macro Currency Group – an investment group within Principal Global Investors LLC*
*	Principal Global Investors LLC is the asset management arm of the Principal Financial Group® (The Principal ® ), which includes various member companies including Principal Global Investors, LLC, Principal Global Investors (Europe) Limited, and others. The Macro Currency Group is the specialist currency investment group within Principal Global Investors. Where used herein, Macro Currency Group means Principal Global Investors, LLC.

Portfolio Manager

Gerard Fitzpatrick, a Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Fitzpatrick has managed the Fund since August 2011.

Additional Information

For important information about:

  Purchase of Fund Shares, please see How to Purchase Shares on page 88.
  Redemption of Fund Shares, please see How to Redeem Shares on page 88.
  Taxes, please see Taxes on page 88.
  Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 88.

Russell Investment Grade Bond Fund

Investment Objective (Fundamental)

The Fund seeks to provide current income and the preservation of capital.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Funds. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges section and the More About Deferred Sales Charges section beginning on pages 189 and 192, respectively, of the Prospectus, and the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 25 of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C, E, I, S, Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*	The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Class A Shares	Class C Shares	Class E Shares	Class I Shares	Class S Shares	Class Y Shares
Advisory Fee	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution (12b-1) Fees	0.25%	0.75%	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.31%	0.56%	0.56%	0.23%	0.31%	0.13%
Total Annual Fund Operating Expenses	0.81%	1.56%	0.81%	0.48%	0.56%	0.38%
Less Waivers and Expense Reimbursements	(0.00)%	(0.00)%	(0.04)%	(0.00)%	(0.00)%	(0.00)%
Net Annual Fund Operating Expenses	0.81%	1.56%	0.77%	0.48%	0.56%	0.38%
#	“Other Expenses” “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” have been restated to reflect the Fund’s proportionate share of the operating expenses of any other fund, including the Russell U.S. Cash Management Fund, in which the Fund invests.

“Less Fee Waivers and Expense Reimbursements” and “Net Annual Fund Operating Expenses” have been restated to reflect a reduction in the transfer agency fee waiver for Class E Shares.

Until February 28, 2013, RFSC has contractually agreed to waive 0.04% of its transfer agency fees for Class E Shares. This waiver may not be terminated during the relevant period except with Board approval.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Class A Shares	Class C Shares	Class E Shares	Class I Shares	Class S Shares	Class Y Shares
1 Year	$ 455	$ 159	$ 79	$49	$ 57	$39
3 Years	$ 624	$ 493	$ 255	$154	$ 179	$122
5 Years	$ 808	$ 850	$ 446	$269	$ 313	$213
10 Years	$ 1,339	$ 1,856	$ 998	$604	$ 701	$480

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 187% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in investment grade bonds. The Fund employs multiple money managers, each with its own investment style. Fund assets not allocated to money managers are managed by Russell Investment Management Company (“RIMCo”). Assets not allocated to money managers include the Fund’s liquidity reserves and assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. The Fund invests in mortgage related securities, including mortgage-backed securities. The Fund also invests in (1) U.S. and non-U.S. corporate debt securities, (2) Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations), (3) fixed income securities issued or guaranteed by the U.S. government, non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality and (4) asset-backed securities. The Fund will invest principally in securities of “investment grade” quality at the time of purchase. The Fund may invest in currency futures and options on futures, forward currency contracts, currency swaps and currency options for speculative purposes or to seek to protect its investment against adverse currency exchange rate changes. The Fund may also invest in derivatives, including credit default swaps. The duration of the Fund’s portfolio typically ranges within 20% of the duration of the Barclays U.S. Aggregate Bond Index, but may vary up to 25% from the Index’s duration. A portion of the Fund’s net assets may be illiquid. The Fund may invest in variable and floating rate securities. The Fund purchases loans and other direct indebtedness. The Fund invests in non-U.S. debt securities, including developed and emerging market debt securities, some of which may be non-U.S. dollar denominated. The Fund may enter into repurchase agreements. The Fund usually, but not always, pursues a strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets or to changes in interest rates or market/sector returns by purchasing fixed income securities and/or derivatives, which typically include exchange traded fixed income futures contracts and swaps. Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

  Active Management . The securities selected for the portfolio may not perform as the Fund’s money managers expect. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIMCo will effectively assess a Fund’s portfolio risk and it is possible that its judgments regarding a Fund’s risk profile may prove incorrect which could lead to underperformance or which could result in ineffective adjustments to the Fund’s portfolio characteristics.
  Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
  Fixed Income Securities . Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. The Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. In addition, fixed income securities may be downgraded in credit rating or go into default.
  U.S. and Non-U.S Corporate Debt Securities Risk . Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk, and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose the Fund to greater risk than investments in U.S. corporate debt securities.
  Government Issued or Guaranteed Securities, U.S. Government Securities . Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
  Mortgage-Backed Securities . Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The underlying assets may default or decline in quality or value.
  Asset-Backed Securities . Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.
  Loans and Other Direct Indebtedness . Loans and other direct indebtedness involve the risk that payment of principal, interest and other amounts due in connection with these investments may not be received.
  Repurchase Agreements . Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
  Non-U.S. and Emerging Markets Securities. Non-U.S. securities have risks relating to political, economic and regulatory conditions in foreign countries. The risks associated with non-U.S. securities may be amplified for emerging markets securities.
  Currency Risk . Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
  Yankee Bonds and Yankee CDs . Issuers are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks.
  Derivatives . Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Credit default swaps could result in losses if the creditworthiness of the company or companies on which the credit default swap is based is evaluated incorrectly.
  Currency Trading Risk . Currency trading strategies may involve instruments that have volatile prices, are illiquid or create economic leverage. Forward currency contracts are subject to the risk that should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
  Leveraging Risk . Leverage tends to exaggerate the effect of any increase or decrease in the value of a security.

  Liquidity Risk . The market for certain investments may become illiquid under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market.
  Illiquid Securities . An illiquid security may be difficult to sell quickly and at a fair price, which could cause the Fund to realize a loss on the security if it was sold at a lower price than that at which it had been valued.
  Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
  Large Redemptions . The Fund is used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.

Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at www.russell.com.

Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2011	1 Year	5 Years	10 Years
Return Before Taxes, Class A	1.78%	5.38%	4.98%
Return Before Taxes, Class C	4.93%	5.42%	5.00%
Return Before Taxes, Class E	5.82%	6.21%	5.39%
Return Before Taxes, Class I	6.09%	6.47%	5.66%
Return Before Taxes, Class Y	6.19%	6.53%	5.72%
Return Before Taxes, Class S	5.97%	6.36%	5.61%
Return After Taxes on Distributions, Class S	4.71%	4.65%	3.82%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	3.94%	4.44%	3.76%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.78%
Management

Investment Adviser

The Fund’s investment adviser is RIMCo. Unlike most investment companies that have a single organization that acts as investment adviser, the Fund divides responsibility for investment advice between RIMCo and a number of money managers unaffiliated with RIMCo. The money managers for the Fund are:

• Logan Circle Partners, L.P.	• Neuberger Berman Fixed Income LLC
• Macro Currency Group – an investment group within Principal Global Investors LLC*	• Pacific Investment Management Company LLC
• Metropolitan West Asset Management LLC
*	Principal Global Investors LLC is the asset management arm of the Principal Financial Group® (The Principal ® ), which includes various member companies including Principal Global Investors, LLC, Principal Global Investors (Europe) Limited, and others. The Macro Currency Group is the specialist currency investment group within Principal Global Investors. Where used herein, Macro Currency Group means Principal Global Investors, LLC.

Portfolio Manager

Keith Brakebill, Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Brakebill has managed the Fund since August 2011.

Additional Information

For important information about:

  Purchase of Fund Shares, please see How to Purchase Shares on page 88.
  Redemption of Fund Shares, please see How to Redeem Shares on page 88.
  Taxes, please see Taxes on page 88.
  Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 88.

Russell Short Duration Bond Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide current income and preservation of capital with a focus on short duration securities.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Funds. More information about these and other discounts is available from your financial professional and in the

Front-End Sales Charges section and the More About Deferred Sales Charges section beginning on pages 189 and 192, respectively, of the Prospectus, and the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 25 of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C, E, S, Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*	The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Class A Shares	Class C Shares	Class E Shares	Class S Shares	Class Y Shares
Advisory Fee	0.45%	0.45%	0.45%	0.45%	0.45%
Distribution (12b-1) Fees	0.25%	0.75%	0.00%	0.00%	0.00%
Other Expenses	0.31%	0.56%	0.56%	0.31%	0.13%
Total Annual Fund Operating Expenses	1.01%	1.76%	1.01%	0.76%	0.58%
Less Fee Waivers and Expense Reimbursements	(0.13)%	(0.13)%	(0.13)%	(0.13)%	(0.05)%
Net Annual Fund Operating Expenses	0.88%	1.63%	0.88%	0.63%	0.53%
#	Until February 28, 2013, RIMCo has contractually agreed to waive 0.05% of its 0.45% advisory fee. This waiver may not be terminated during the relevant period except with Board approval.

Until February 28, 2013, RFSC has contractually agreed to waive 0.08% of its transfer agency fees for Class A, C, E and S Shares. This waiver may not be terminated during the relevant period except with Board approval.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Class A Shares	Class C Shares	Class E Shares	Class S Shares	Class Y Shares
1 Year	$ 461	$ 166	$ 90	$ 64	$54
3 Years	$ 672	$ 541	$ 309	$ 230	$181
5 Years	$ 900	$ 942	$ 545	$ 410	$319
10 Years	$ 1,554	$ 2,062	$ 1,224	$ 930	$721

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 339% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in bonds. The Fund employs multiple money managers, each with its own investment style. Fund assets not allocated to money managers are managed by Russell Investment Management Company (“RIMCo”). Assets not allocated to money managers include the Fund’s liquidity reserves and assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. The Fund defines short duration as a duration ranging from 0.5 to 3.0 years.  The Fund has no restrictions on individual security duration. The Fund invests in mortgage related securities, including mortgage-backed securities. The Fund also invests in (1) U.S. and non-U.S. corporate debt securities, (2) Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations), (3) fixed income securities issued or guaranteed by the U.S. government, non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality and (4) asset-backed securities. The Fund may invest up to 15% of its assets in debt securities that are rated below investment grade (commonly referred to as high-yield or “junk bonds”). The Fund may at times seek to protect its investments against adverse currency exchange rate changes by purchasing forward currency contracts. The Fund may also invest in derivatives, including credit default swaps. A portion of the Fund’s net assets may be illiquid. The Fund may invest in variable and floating rate securities. The Fund purchases loans and other direct indebtedness. The Fund invests in non-U.S. debt securities, including developed and emerging market debt securities, some of which may be non-U.S. dollar denominated. The Fund may enter into repurchase agreements. The Fund usually, but not always, pursues a strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets or to changes in interest rates or market/sector returns by purchasing fixed income securities and/or derivatives, which typically include exchange traded fixed income futures contracts and swaps. Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

  Active Management . The securities selected for the portfolio may not perform as the Fund’s money managers expect. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIMCo will effectively assess a Fund’s portfolio risk and it is possible that its judgments regarding a Fund’s risk profile may prove incorrect which could lead to underperformance or which could result in ineffective adjustments to the Fund’s portfolio characteristics.
  Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
  Fixed Income Securities . Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. The Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. In addition, fixed income securities may be downgraded in credit rating or go into default.
  Non-Investment Grade Fixed Income Securities (High Yield or “Junk Bonds”) . Non-investment grade fixed income securities involve higher volatility and higher risk of default than investment grade bonds.
  U.S. and Non-U.S Corporate Debt Securities Risk . Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk, and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose the Fund to greater risk than investments in U.S. corporate debt securities.
  Government Issued or Guaranteed Securities, U.S. Government Securities . Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.

  Mortgage-Backed Securities . Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The underlying assets may default or decline in quality or value.
  Asset-Backed Securities . Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.
  Loans and Other Direct Indebtedness . Loans and other direct indebtedness involve the risk that payment of principal, interest and other amounts due in connection with these investments may not be received.
  Repurchase Agreements . Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
  Non-U.S. and Emerging Markets Securities. Non-U.S. securities have risks relating to political, economic and regulatory conditions in foreign countries. The risks associated with non-U.S. securities may be amplified for emerging markets securities.
  Currency Risk . Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
  Yankee Bonds and Yankee CDs . Issuers are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks.
  Derivatives . Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Credit default swaps could result in losses if the creditworthiness of the company or companies on which the credit default swap is based is evaluated incorrectly.
  Currency Trading Risk . Currency trading strategies may involve instruments that have volatile prices, are illiquid or create economic leverage. Forward currency contracts are subject to the risk that should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
  Leveraging Risk . Leverage tends to exaggerate the effect of any increase or decrease in the value of a security.
  Liquidity Risk . The market for certain investments may become illiquid under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market.
  Illiquid Securities . An illiquid security may be difficult to sell quickly and at a fair price, which could cause the Fund to realize a loss on the security if it was sold at a lower price than that at which it had been valued.
  Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
  Large Redemptions . The Fund is used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.

Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at www.russell.com.

Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2011	1 Year	5 Years	10 Years
Return Before Taxes, Class A	(2.71)%	2.96%	2.86%
Return Before Taxes, Class C	0.29%	3.00%	2.49%
Return Before Taxes, Class E	1.02%	3.77%	3.26%
Return Before Taxes, Class Y	1.39%	4.10%	3.56%
Return Before Taxes, Class S	1.30%	4.03%	3.52%
Return After Taxes on Distributions, Class S	0.59%	2.80%	2.35%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	0.85%	2.72%	2.31%
BofA Merrill Lynch 1-3 Yr US Treasuries Index (reflects no deduction for fees, expenses or taxes)	1.55%	3.69%	3.25%
Management

Investment Adviser

The Fund’s investment adviser is RIMCo. Unlike most investment companies that have a single organization that acts as investment adviser, the Fund divides responsibility for investment advice between RIMCo and a number of money managers unaffiliated with RIMCo. The money managers for the Fund are:

• Logan Circle Partners, L.P.	• Wellington Management Company, LLP
• Pacific Investment Management Company LLC

Portfolio Manager

Kevin Lo, an Associate Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Lo has managed the Fund since August 2011.

Additional Information

For important information about:

  Purchase of Fund Shares, please see How to Purchase Shares on page 88.
  Redemption of Fund Shares, please see How to Redeem Shares on page 88.
  Taxes, please see Taxes on page 88.
  Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 88.

Russell Tax Exempt Bond Fund

Investment Objective (Fundamental)

The Fund seeks to provide federal tax-exempt current income consistent with the preservation of capital. The Fund will invest, under normal circumstances, at least 80% of the value of its assets in investments the income from which is exempt from federal income tax.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Funds. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges section and the More About Deferred Sales Charges section beginning on pages 189 and 192, respectively, of the Prospectus, and the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 25 of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C, E, S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*	The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Class A Shares	Class C Shares	Class E Shares	Class S Shares
Advisory Fee	0.30%	0.30%	0.30%	0.30%
Distribution (12b-1) Fees	0.25%	0.75%	0.00%	0.00%
Other Expenses	0.29%	0.54%	0.54%	0.29%
Total Annual Fund Operating Expenses	0.84%	1.59%	0.84%	0.59%
Less Fee Waivers and Expense Reimbursements	(0.00)%	(0.04)%	(0.04)%	(0.04)%
Net Annual Fund Operating Expenses	0.84%	1.55%	0.80%	0.55%
#	Until February 28, 2013, RFSC has contractually agreed to waive 0.04% of its transfer agency fees for Class C, E and S Shares. This waiver may not be terminated during the relevant period except with Board approval.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Class A Shares	Class C Shares	Class E Shares	Class S Shares
1 Year	$ 458	$ 158	$ 82	$ 56
3 Years	$ 633	$ 498	$ 264	$ 185
5 Years	$ 823	$ 862	$ 462	$ 325
10 Years	$ 1,373	$ 1,886	$ 1,033	$ 734

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund has a fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in investments the income from which is exempt from federal income tax. The Fund invests principally in investment-grade municipal debt obligations providing federal tax-exempt interest income. The Fund employs multiple money managers, each with its own expertise in the municipal bond market. Fund assets not allocated to money managers are managed by Russell Investment Management Company (“RIMCo”). Assets not allocated to money managers include the Fund’s liquidity reserves and assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. The Fund may invest up to 10% of its assets in municipal debt securities that are rated below investment grade (commonly referred to as high-yield or “junk bonds”). The Fund may also invest in Eurodollar futures. A portion of the Fund’s net assets may be “illiquid” securities. The Fund may enter into repurchase agreements. Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

  Active Management . The securities selected for the portfolio may not perform as the Fund’s money managers expect. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIMCo will effectively assess a Fund’s portfolio risk and it is possible that its judgments regarding a Fund’s risk profile may prove incorrect which could lead to underperformance or which could result in ineffective adjustments to the Fund’s portfolio characteristics.
  Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.

  Fixed Income Securities . Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. The Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. In addition, fixed income securities may be downgraded in credit rating or go into default.
  Non-Investment Grade Fixed Income Securities (High Yield or “Junk Bonds”) . Non-investment grade fixed income securities involve higher volatility and higher risk of default than investment grade bonds.
  Government Issued or Guaranteed Securities, U.S. Government Securities . Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
  Municipal Obligations . Municipal obligations are subject to interest rate, credit and illiquidity risk and are affected by economic, business or political developments and may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors.
  Repurchase Agreements . Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
  Derivatives . Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.
  Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
  Liquidity Risk . The market for certain investments may become illiquid under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market.
  Illiquid Securities . An illiquid security may be difficult to sell quickly and at a fair price, which could cause the Fund to realize a loss on the security if it was sold at a lower price than that at which it had been valued.
  Large Redemptions . Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.

Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at www.russell.com.

Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2011	1 Year	5 Years	10 Years
Return Before Taxes, Class A	3.13%	3.52%	3.57%
Return Before Taxes, Class C	6.35%	3.56%	3.22%
Return Before Taxes, Class E	7.13%	4.33%	3.98%
Return Before Taxes, Class S	7.41%	4.60%	4.24%
Return After Taxes on Distributions, Class S	7.41%	4.33%	3.60%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	5.92%	4.16%	3.51%
Barclays Municipal 1-10 Yr Blend (1-12) Index (reflects no deduction for fees, expenses or taxes)	7.62%	5.37%	4.81%
Management

Investment Adviser

The Fund’s investment adviser is RIMCo. Unlike most investment companies that have a single organization that acts as investment adviser, the Fund divides responsibility for investment advice between RIMCo and a number of money managers unaffiliated with RIMCo. The money managers for the Fund are:

• AllianceBernstein L.P.	• Standish Mellon Asset Management Company LLC

Portfolio Manager

Keith Brakebill, a Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Brakebill has managed the Fund since August 2011.

Taxes

The Fund intends to continue to qualify to pay “exempt-interest dividends” to its shareholders by maintaining, as of the close of each quarter of its taxable years, at least 50% of the value of its total assets in municipal obligations. If the Fund satisfies this requirement, distributions from net investment income to shareholders will be exempt from federal income taxation, including the alternative minimum tax, to the extent that net investment income is represented by interest on municipal obligations. However, to the extent dividends are derived from taxable income from temporary investments, short-term capital gains, or income derived from the sale of bonds purchased with market discount, the dividends are treated as ordinary income, whether paid in cash or reinvested in additional Shares. If the Fund invests in private activity bonds, a portion of any dividends derived from income from such investments may be treated as a preference item in determining your alternative minimum tax.

For more information about these and other tax matters relating to the Fund and its shareholders, please see Additional Information about Taxes in the Fund’s Prospectus.

Additional Information

For important information about:

	Purchase of Fund Shares, please see How to Purchase Shares on page 88.
	Redemption of Fund Shares, please see How to Redeem Shares on page 88.
	Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 88.

Russell Commodity Strategies Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term total return.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Funds. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges section and the More About Deferred Sales Charges section beginning on pages 189 and 192, respectively, of the Prospectus, and the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 25 of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C, E, S, Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*	The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Class A Shares	Class C Shares	Class E Shares	Class S Shares	Class Y Shares
Advisory Fee	1.25%	1.25%	1.25%	1.25%	1.25%
Distribution (12b-1) Fees	0.25%	0.75%	0.00%	0.00%	0.00%
Other Expenses	0.28%	0.53%	0.53%	0.28%	0.10%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.80%	2.55%	1.80%	1.55%	1.37%
Less Fee Waivers and Expense Reimbursements	(0.25)%	(0.25)%	(0.25)%	(0.25)%	(0.25)%
Net Annual Fund Operating Expenses	1.55%	2.30%	1.55%	1.30%	1.12%
#	“Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” have been restated to reflect the Fund’s proportionate share of the operating expenses of any other fund, including the Russell Cayman Commodity Strategies Fund Ltd. (the “Subsidiary”) and the Russell U.S. Cash Management Fund, in which the Fund invests. The Fund’s proportionate share of these operating expenses for the Subsidiary are reflected under “Acquired Fund Fees and Expenses.”

“Other Expenses,” “Less Fee Waivers and Expense Reimbursements” and “Net Annual Fund Operating Expenses” have been restated to remove the effect of non-contractual waivers that were in effect for the fiscal year ended October 31, 2011.

RIMCo has contractually agreed to waive, until February 28, 2013, 0.25% of its 1.25% advisory fee for the Fund.

A wholly-owned subsidiary of the Fund (the “Subsidiary”), organized as a company under the laws of the Cayman Islands, pays RIMCo an advisory fee and pays RFSC an administrative fee at the annual rates of 1.25% and 0.05%, respectively, of its net assets  (collectively, the “Subsidiary Fees”).   Until February 28, 2013, RIMCo and RFSC have contractually agreed to waive all or a portion of the advisory fees and the administrative fees paid by the Fund to RIMCo and RFSC, respectively, in an amount equal to the amount of the Subsidiary Fees received by RIMCo, if any.  These waivers may not be terminated during the relevant period except with Board approval.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Class A Shares	Class C Shares	Class E Shares	Class S Shares	Class Y Shares
1 Year	$724	$233	$158	$132	$114
3 Years	$1,125	$811	$584	$507	$452
5 Years	$1,552	$1,415	$1,036	$907	$813
10 Years	$2,734	$3,047	$2,291	$2,025	$1,829

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 123% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund pursues its investment objective by investing directly, and/or indirectly through a wholly-owned subsidiary, in commodity index-linked securities, other commodity-linked securities, derivative instruments (including swap agreements, and commodity-linked structured notes, futures and options contracts with respect to indexes or individual commodities and options on futures contracts), cash and fixed income securities that together are intended to provide exposure to the performance of the collateralized commodity futures market. The Fund seeks to provide exposure to the commodities markets. It is designed to generally achieve positive performance relative to that of the Dow Jones – UBS Commodity Index Total Return (“DJ-UBS Index”), although there can be no guarantee that this positive performance will be achieved. The DJ-UBS Index is a broadly diversified futures index composed of futures contracts on 20 physical commodities. The Fund gains exposure to the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the Fund (the “Subsidiary”) organized as a company under the laws of the Cayman Islands.

The Fund may invest in corporate securities, U.S. Government securities, mortgage-backed securities, asset-backed securities and municipal debt obligations. The fixed income portion of the portfolio includes debt securities that are considered to be of “investment grade” quality at the time of purchase, but the Fund may also invest up to 10% of its assets in debt securities that are rated below investment grade (commonly referred to as high-yield or “junk bonds”) The average duration of the fixed income portion of the portfolio (excluding structured notes) is one year or less. The Fund may also invest in bank obligations.

The Fund may invest up to 35% of its assets in securities of issuers economically tied to non-U.S. countries, including issuers economically tied to emerging market countries. The Fund may hedge its exposure to foreign currency through the use of currency futures and options on futures, forward currency contracts and currency options.

The Fund is classified as a “non-diversified fund” under the Investment Company Act of 1940 which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers.

The Fund employs multiple money managers unaffiliated with RIMCo, each with its own investment style. Fund assets not allocated to money managers are managed by Russell Investment Management Company (“RIMCo”). Assets not allocated to money managers include the Fund’s liquidity reserves and assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

  Active Management . The securities selected for the portfolio may not perform as the Fund’s money managers expect. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIMCo will effectively assess a Fund’s portfolio risk and it is possible that its judgments regarding a Fund’s risk profile may prove incorrect which could lead to underperformance or which could result in ineffective adjustments to the Fund’s portfolio characteristics.
  Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
  Commodity Risk . Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or sectors affecting a particular industry or commodity and international economic, political and regulatory developments. The use of leveraged commodity-linked derivatives creates an opportunity for increased return, but also creates the possibility for a greater loss.
  Correlation Risk. Changes in the value of a hedging instrument may not match those of the investment being hedged.
  Subsidiary Risk. By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments, which are generally similar to those that are permitted to be held by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, and is generally not subject to all of the provisions of the 1940 Act.
  Tax Risk . The tax treatment of the Fund’s investments may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the Internal Revenue Service (“IRS”) that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise alter the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.
  Fixed Income Securities . Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. The Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. In addition, fixed income securities may be downgraded in credit rating or go into default.
  Non-Investment Grade Fixed Income Securities (High Yield or “Junk Bonds”) . Non-investment grade fixed income securities involve higher volatility and higher risk of default than investment grade bonds.
  Government Issued or Guaranteed Securities, U.S. Government Securities . Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
  Bank Obligations . The banking industry may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. The banking industry may also be impacted by legal and regulatory developments.

  U.S. and Non-U.S Corporate Debt Securities Risk . Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk, and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose the Fund to greater risk than investments in U.S. corporate debt securities.
  Mortgage-Backed Securities . Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The underlying assets may default or decline in quality or value.
  Asset-Backed Securities . Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.
  Non-U.S. Securities. Non-U.S. securities have risks relating to political, economic and regulatory conditions in foreign countries.
  Non-U.S. and Emerging Markets Debt . The value of an investment in non-U.S. and emerging markets debt may be affected by political or economic conditions or foreign currency exchange rates. Prices of emerging markets debt can be severely affected not only by rising interest rates and adverse currency fluctuations, but also by the deterioration of credit quality or default by the issuer.
  Currency Risk . Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
  Derivatives . Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.
  Currency Trading Risk . Currency trading strategies may involve instruments that have volatile prices, are illiquid or create economic leverage. Forward currency contracts are subject to the risk that should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
  Leveraging Risk . As a result of the Fund’s use of derivatives, the Fund may be subject to leveraging risk. Leverage tends to exaggerate the effect of any increase or decrease in the value of a security.
  Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
  Liquidity Risk . The market for certain investments may become illiquid under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market.
  Non-Diversification Risk . Investing a relatively high percentage of assets in the securities of a single issuer or group of issuers, may cause performance to be more vulnerable to changes in the market value of the single issuer or group of issuers, and more susceptible to risks associated with a single economic, political or regulatory occurrence.
  Large Redemptions . The Fund is used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

Performance

The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period (or if the Fund has not been in operation for 10 years, since the beginning of the Fund’s operations). The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns reflect foreign tax credits passed by the Fund to its shareholders thereby increasing total returns after taxes on distributions and total returns after taxes on distributions and sale of Fund Shares. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.

Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at www.russell.com.

Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2011	1 Year	Since Inception*
Return Before Taxes, Class A	(17.00)%	4.07%
Return Before Taxes, Class C	(12.55)%	7.42%
Return Before Taxes, Class E	(11.87)%	8.19%
Return Before Taxes, Class Y	(11.51)%	8.69%
Return Before Taxes, Class S	(11.67)%	8.51%
Return After Taxes on Distributions, Class S	(12.96)%	4.45%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	(7.58)%	5.01%
Dow Jones - UBS Commodity Index Total Return (reflects no deduction for fees, expenses or taxes)	(13.32)%	7.84%

* The Fund first issued Class A, C, E, S and Y Shares on July 1, 2010.

Management

Investment Adviser

The Fund’s investment adviser is RIMCo. Unlike most investment companies that have a single organization that acts as investment adviser, the Fund divides responsibility for investment advice between RIMCo and a number of money managers unaffiliated with RIMCo. The money managers for the Fund are:

• Credit Suisse Asset Management, LLC	• CoreCommodity Management, LLC (formerly, Jefferies Asset Management, LLC)
• Goldman Sachs Asset Management, L.P.

Portfolio Manager

James Ind, a Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Ind has managed the Fund since July 2010.

Additional Information

For important information about:

  Purchase of Fund Shares, please see How to Purchase Shares on page 88.
  Redemption of Fund Shares, please see How to Redeem Shares on page 88.
  Taxes, please see Taxes on page 88.
  Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 88.

Russell Global Infrastructure Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term growth of capital and current income.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Funds. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges section and the More About Deferred Sales Charges section beginning on pages 189 and 192, respectively, of the Prospectus, and the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 25 of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C, E, S, Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*	The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Class A Shares	Class C Shares	Class E Shares	Class S Shares	Class Y Shares
Advisory Fee	1.25%	1.25%	1.25%	1.25%	1.25%
Distribution (12b-1) Fees	0.25%	0.75%	0.00%	0.00%	0.00%
Other Expenses	0.36%	0.61%	0.61%	0.36%	0.18%
Total Annual Fund Operating Expenses	1.86%	2.61%	1.86%	1.61%	1.43%
Less Fee Waivers and Expense Reimbursements	(0.27)%	(0.27)%	(0.27)%	(0.27)%	(0.25)%
Net Annual Fund Operating Expenses	1.59%	2.34%	1.59%	1.34%	1.18%

#	“Less Fee Waivers and Reimbursements” and “Net Annual Fund Operating Expenses” have been restated to remove the effect of non-contractual waivers that were in effect for the fiscal year ended October 31, 2011.

Until February 28, 2013, RIMCo has contractually agreed to waive 0.25% of its 1.25% advisory fee. This waiver may not be terminated during the relevant period except with Board approval.

Until February 28, 2013, RFSC has contractually agreed to waive 0.02% of its transfer agency fees for Class A, C, E and S shares. This waiver may not be terminated during the relevant period except with Board approval.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Class A Shares	Class C Shares	Class E Shares	Class S Shares	Class Y Shares
1 Year	$727	$237	$162	$136	$120
3 Years	$1,101	$786	$559	$482	$428
5 Years	$1,499	$1,361	$981	$851	$758
10 Years	$2,609	$2,924	$2,158	$1,888	$1,692

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 145% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets in securities issued by companies that are engaged in the infrastructure business. Infrastructure refers to the systems and networks of energy, transportation, communication and other services required for the normal function of society. Infrastructure companies also include energy-related companies organized as master limited partnerships (MLPs) and their affiliates. The Fund principally invests in equity securities, including common stocks and preferred stocks, of infrastructure companies economically tied to a number of countries around the world, including the U.S., in a globally diversified manner. The Fund may invest a significant portion of its assets in non-U.S. securities, including emerging markets securities. The Fund may invest in large, medium or small capitalization companies. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers. Fund assets not allocated to money managers are managed by Russell Investment Management Company (“RIMCo”). Assets not allocated to money managers include the Fund’s liquidity reserves and assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. The Fund usually, but not always, pursues a strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives, which typically include index futures contracts. The Fund may enter into spot and forward currency contracts to facilitate settlement of securities transactions. The Fund is classified as a “non-diversified fund” under the Investment Company Act which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

  Active Management . The securities selected for the portfolio may not perform as the Fund’s money managers expect. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIMCo will effectively assess a Fund’s portfolio risk and it is possible that its judgments regarding a Fund’s risk profile may prove incorrect which could lead to underperformance or which could result in ineffective adjustments to the Fund’s portfolio characteristics.
  Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price.
  Infrastructure Companies. Infrastructure companies are subject to the risk that: the potential for realized revenue volumes is significantly lower than projected and/or cost overruns; the nature of the concession fundamentally changes during the life of the project (e.g., the state sponsor alters the terms); macroeconomic factors such as low GDP growth or high nominal interest rates raise the average cost of funding; government regulation may affect rates charged to customers; government budgetary constraints impact projects; special tariffs are imposed; and changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company’s operations or an accident, changes in market sentiment towards infrastructure and terrorist acts.
  Non-U.S. and Emerging Markets Securities. Non-U.S. securities have risks relating to political, economic and regulatory conditions in foreign countries. The risks associated with non-U.S. securities may be amplified for emerging markets securities.
  Currency Risk . Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
  Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
  Master Limited Partnerships (“MLPs”). Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes.
  Liquidity Risk . The market for certain investments may become illiquid under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market.
  Derivatives . Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.

  Currency Trading Risk . Currency trading strategies may involve instruments that have volatile prices, are illiquid or create economic leverage. Forward currency contracts are subject to the risk that should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
  Large Redemptions . The Fund is used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.
  Non-Diversification Risk . To the extent the Fund invests a relatively high percentage of its assets in the securities of a single issuer or group of issuers, the Fund’s performance will be more vulnerable to changes in the market value of that single issuer or group of issuers, and more susceptible to risks associated with a single economic, political or regulatory occurrence.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period (or if the Fund has not been in operation for 10 years, since the beginning of the Fund’s operations). The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns reflect foreign tax credits passed by the Fund to its shareholders thereby increasing total returns after taxes on distributions and total returns after taxes on distributions and sale of Fund Shares. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.

Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at www.russell.com.

Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2011	1 Year	Since Inception*
Return Before Taxes, Class A	(5.96)%	(1.15)%
Return Before Taxes, Class C	(1.08)%	2.84%
Return Before Taxes, Class E	(0.29)%	3.63%
Return Before Taxes, Class Y	0.13%	4.05%
Return Before Taxes, Class S	(0.02)%	3.90%
Return After Taxes on Distributions, Class S	(0.12)%	3.39%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	0.81%	3.32%
S&P Global Infrastructure Index Net (USD) (reflects no deduction for fees, expenses or taxes)	(1.30)%	2.66%

* The Fund first issued Class A, C, E, S and Y Shares on October 1, 2010.

Management

Investment Adviser

The Fund’s investment adviser is RIMCo. Unlike most investment companies that have a single organization that acts as investment adviser, the Fund divides responsibility for investment advice between RIMCo and a number of money managers unaffiliated with RIMCo. The money managers for the Fund are:

• Cohen & Steers Capital Management, Inc.	• Nuveen Asset Management, LLC
• Macquarie Capital Investment Management LLC

Portfolio Manager

Adam C. Babson, a Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Babson has managed the Fund since February 2012.

Additional Information

For important information about:

  Purchase of Fund Shares, please see How to Purchase Shares on page 88.
  Redemption of Fund Shares, please see How to Redeem Shares on page 88.
  Taxes, please see Taxes on page 88.
  Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 88.

Russell Global Real Estate Securities Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide current income and long term capital growth.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Funds. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges section and the More About Deferred Sales Charges section beginning on pages 189 and 192, respectively, of the Prospectus, and the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 25 of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C, E, S, Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*	The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares	Class C Shares	Class E Shares	Class S Shares	Class Y Shares
Advisory Fee	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution (12b-1) Fees	0.25%	0.75%	0.00%	0.00%	0.00%
Other Expenses	0.31%	0.56%	0.56%	0.31%	0.13%
Total Annual Fund Operating Expenses	1.36%	2.11%	1.36%	1.11%	0.93%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Class A Shares	Class C Shares	Class E Shares	Class S Shares	Class Y Shares
1 Year	$ 706	$ 214	$ 138	$ 113	$95
3 Years	$ 981	$ 661	$ 431	$ 353	$296
5 Years	$ 1,277	$ 1,134	$ 745	$ 612	$515
10 Years	$ 2,116	$ 2,441	$ 1,635	$ 1,352	$1,143

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 69% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in real estate securities. The Fund seeks to achieve its objective by concentrating its investments in equity securities of real estate companies economically tied to a number of countries around the world, including the U.S., in a globally diversified manner. The Fund invests principally in securities of companies, known as real estate investment trusts (REITs) and other REIT-like entities that own interests in real estate or real estate-related loans. The Fund may also invest in equity securities of other types of real estate-related companies. A portion of the Fund’s securities are denominated in foreign currencies and are typically held outside the U.S. The Fund may invest a portion of its assets in equity securities of companies that are located in emerging markets. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers whose approaches are intended to complement one another. Fund assets not allocated to money managers are managed by Russell Investment Management Company (“RIMCo”). Assets not

allocated to money managers include the Fund’s liquidity reserves and assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. The Fund usually, but not always, pursues a strategy to be fully invested by exposing its cash reserves to the performance of certain real estate securities or, in certain circumstances, broad global equity markets by purchasing equity securities and/or derivatives, which typically include index futures contracts and swaps. The Fund may enter into spot or forward currency contracts to facilitate settlement of securities transactions. The Fund may invest in large, medium or small capitalization companies. Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

  Active Management . The securities selected for the portfolio may not perform as the Fund’s money managers expect. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIMCo will effectively assess a Fund’s portfolio risk and it is possible that its judgments regarding a Fund’s risk profile may prove incorrect which could lead to underperformance or which could result in ineffective adjustments to the Fund’s portfolio characteristics.
  Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market.
  Non-U.S. and Emerging Markets Securities. Non-U.S. securities have risks relating to political, economic and regulatory conditions in foreign countries. The risks associated with non-U.S. securities may be amplified for emerging markets securities.
  Currency Risk . Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
  Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
  Real Estate Securities . Just as real estate values go up and down, the value of the securities of companies involved in the industry also fluctuates. Real estate securities, including REITs, may be affected by changes in the value of the underlying properties owned by the companies and by the quality of tenants’ credit.
  Derivatives . Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.
  Currency Trading Risk . Currency trading strategies may involve instruments that have volatile prices, are illiquid or create economic leverage. Forward currency contracts are subject to the risk that should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
  Liquidity Risk . The market for certain investments may become illiquid under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market.

  Large Redemptions . The Fund is used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.
  Industry Concentration Risk . By concentrating in a single industry, the Fund carries much greater risk of adverse developments in that industry than a fund that invests in a wide variety of industries.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. In October 2010, RIMCo changed the Fund’s primary benchmark from the FSTE NAREIT Equity REIT Index to the FTSE EPRA/NAREIT Developed Real Estate Index (net).  The Global Real Estate Linked Benchmark represents the returns of the FSTE NAREIT Equity REIT Index through September 30, 2010 and the returns of the FTSE EPRA/NAREIT Developed Real Estate Index (net) thereafter. The Global Real Estate Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. The Russell Developed Index (Net) measures the performance of the investable securities in developed countries globally. After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.

Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at www.russell.com.

Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2011	1 Year	5 Years	10 Years
Return Before Taxes, Class A	(12.97)%	(6.16)%	7.73%
Return Before Taxes, Class C	(8.36)%	(5.77)%	7.55%
Return Before Taxes, Class E	(7.68)%	(5.07)%	8.35%
Return Before Taxes, Class Y	(7.29)%	(4.72)%	8.69%
Return Before Taxes, Class S	(7.46)%	(4.82)%	8.63%
Return After Taxes on Distributions, Class S	(8.11)%	(6.09)%	6.74%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	(4.80)%	(4.54)%	6.79%
FTSE EPRA/NAREIT Developed Real Estate Index (Net) (reflects no deduction for fees, expenses or taxes)	(6.46)%	(5.93)%	N/A
Global Real Estate Linked Benchmark (reflects no deduction for fees, expenses or taxes)	(6.46)%	(4.52)%	8.46%
Russell Developed Index (Net) (reflects no deduction for fees, expenses or taxes)	(6.16)%	(2.16)%	4.11%
Management

Investment Adviser

The Fund’s investment adviser is RIMCo. Unlike most investment companies that have a single organization that acts as investment adviser, the Fund divides responsibility for investment advice between RIMCo and a number of money managers unaffiliated with RIMCo. The money managers for the Fund are:

• AEW Capital Management LP	• INVESCO Advisers, Inc.
• Cohen & Steers Capital Management, Inc.

Portfolio Manager

Bruce A. Eidelson, a Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Eidelson has managed the Fund since January 2002.

Additional Information

For important information about:

  Purchase of Fund Shares, please see How to Purchase Shares on page 88.
  Redemption of Fund Shares, please see How to Redeem Shares on page 88.
  Taxes, please see Taxes on page 88.
  Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 88.

Russell Money Market Fund

Investment Objective (Non-Fundamental)

The Fund seeks to preserve principal and provide liquidity and current income.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Class A Shares	Class S Shares
Advisory Fee	0.20%	0.20%
Distribution (12b-1) Fees	0.10%	0.00%
Other Expenses	0.34%	0.34%
Total Annual Fund Operating Expenses	0.64%	0.54%
Less Fee Waivers and Expense Reimbursements	(0.16)%	(0.27)%
Net Annual Fund Operating Expenses	0.48%	0.27%
#	“Less Fee Waivers and Expense Reimbursements” and “Net Annual Fund Operating Expenses” have been restated to remove the effect of non-contractual waivers that were in effect for the fiscal year ended October 31, 2011.

Until February 28, 2013, RIMCo has contractually agreed to waive 0.15% of its 0.20% advisory fee. This waiver may not be terminated during the relevant period except with Board approval.

Until February 28, 2013, RFSC has contractually agreed to waive 0.01% and 0.12% of its transfer agency fees for Class A Shares and Class S Shares, respectively. This waiver may not be terminated during the relevant period except with Board approval.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Class A Shares	Class S Shares
1 Year	$ 49	$ 28
3 Years	$ 189	$ 146
5 Years	$ 341	$ 275
10 Years	$ 783	$ 651
Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund concentrates its investments in a portfolio of high quality money market securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities maturing within 397 days or less; however variable rate securities may have longer maturities. The dollar-weighted average maturity of the Fund’s portfolio is 60 days or less.

The Fund may enter into repurchase agreements collateralized by U.S. government or agency obligations and invests in variable rate demand notes, generally municipal debt obligations, that are supported by credit and liquidity enhancements from U.S. government agencies or instrumentalities. The Fund may also invest in (i) debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”) or other similar current or future government programs and (ii) asset backed commercial paper issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. The Fund seeks to maintain a net asset value of $1.00 per share, although it is possible to lose money by investing in the Fund. Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

  Active Management . The securities selected for the portfolio may not perform as RIMCo expects. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies.
  Stable $1.00 Net Asset Value Risk . There is no assurance that the Fund will maintain a net asset value of $1.00 per share on a continuous basis and it is possible to lose money by investing in the Fund.
  Money Market Securities . Prices of money market securities generally rise and fall in response to interest rate changes.
  Debt Securities Guaranteed Pursuant to Government Guarantees. The TLGP guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This guarantee does not extend to shares of the Fund itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk. The terms of other government guarantee programs may differ.
  Asset Backed Commercial Paper . Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.
  Repurchase Agreements . Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
  Large Redemptions and Subscriptions . Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Additionally, in a rising interest rate environment, large redemptions may result in a lower yield. Likewise, if interest rates are decreasing, large subscription activity may result in the Fund having a lower yield.
  Industry Concentration Risk . By concentrating its investments in U.S. government securities, the Fund carries a much greater sensitivity to adverse developments affecting such securities than a fund that invests in a wide variety of securities and industries. The value of U.S. government securities can be affected by, among other factors, adverse economic developments, legislative measures and changes to tax and regulatory requirements.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance

The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period. The returns for the other Class of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of that Class. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing the Fund’s average annual returns for the periods shown. For more information, see the Performance Notes section in the Fund’s Prospectus.

Past performance is no indication of future results. More current performance information is available at www.russell.com.

Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2011	1 Year	5 Years	10 Years
Russell Money Market Fund Class A	0.00%	1.66%	2.03%
Russell Money Market Fund Class S	0.00%	1.71%	2.09%
Management

The Fund’s investment adviser is Russell Investment Management Company (“RIMCo”).

Additional Information

For important information about:

  Purchase of Fund Shares, please see How to Purchase Shares on page 88.
  Redemption of Fund Shares, please see How to Redeem Shares on page 88.
  Taxes, please see Taxes on page 88.
  Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 88.

Additional Information

How to Purchase Shares

Unless you are eligible to participate in a Russell employee investment program, Shares are only available through a select network of Financial Intermediaries. Except for the Russell Money Market Fund, Class E, I and S Shares of each Fund may only be purchased by specified categories of investors. There is currently no required minimum initial investment for Class A, Class C, Class E or Class S Shares. For Class I Shares, there is a $100,000 minimum initial investment for each account in each Fund. For Class Y Shares, there is a $10 million minimum initial investment for each account in each Fund. However, for Class Y Shares there is no required minimum initial investment for specified categories of investors. Each Fund reserves the right to close any account whose balance falls below $1,000 and to change the categories of investors eligible to purchase its Shares.

For more information about how to purchase Shares, please see Additional Information about How to Purchase Shares in the Funds’ Prospectus.

How to Redeem Shares

Shares may be redeemed through your Financial Intermediary on any business day of the Funds (a day on which the New York Stock Exchange (“NYSE”) is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after a Fund receives an order in proper form as determined by your Financial Intermediary. Redemption requests must be received by a Fund or an authorized Fund agent prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier, to be processed at the net asset value calculated on that day. Please contact your Financial Intermediary for instructions and processing times on how to place redemption requests.

For more information about how to redeem Shares, please see Additional Information about How to Redeem Shares in the Funds’ Prospectus.

Taxes

In general, distributions from a Fund are taxable to you as either ordinary income or capital gains.

For more information about these and other tax matters relating to each Fund and its shareholders, please see Additional Information about Taxes in the Funds’ Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other Financial Intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s Web site for more information.

For more information about payments to broker-dealers and other Financial Intermediaries please see Distribution and Shareholder Services Arrangements and Payments to Financial Intermediaries in the Funds’ Prospectus.

MANAGEMENT OF THE Funds

The Funds’ investment adviser is RIMCo, 1301 Second Avenue, 18th Floor, Seattle, Washington 98101. RIMCo pioneered the “multi-style, multi-manager” investment method in mutual funds and, as of December 31, 2011, managed over $35 billion in 50 mutual fund portfolios. RIMCo, a wholly-owned subsidiary of Frank Russell Company (“Russell”), was established in 1982 to serve as the investment management arm of Russell. Russell is a subsidiary of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). Founded in 1857, Northwestern Mutual is a mutual insurance company headquartered in Milwaukee, Wisconsin.

The Funds’ administrator and transfer agent is Russell Fund Services Company (“RFSC”), a wholly-owned subsidiary of RIMCo.

The Russell Investment Company (“RIC”) funds (“RIC Funds”) are offered through certain banks (including bank trust departments), registered investment advisers, broker-dealers and other financial services organizations (collectively, “Financial Intermediaries”) that have been selected by RIMCo or Russell Financial Services, Inc. (the “Distributor”). Most RIC Funds are designed to provide exposure to RIMCo’s “multi-style, multi-manager diversification” investment method utilizing RIMCo’s and Russell’s money manager research services.

Russell was founded in 1936 and has been providing comprehensive asset management consulting services for over 30 years to institutional investors, principally large corporate employee benefit plans. Russell provides RIMCo and the RIC Funds with the money manager research services that it provides to its other clients. The Funds do not compensate Russell for these services.

Unlike most investment companies that have a single organization that acts as investment adviser, the Funds, other than the Russell Money Market Fund, divide responsibility for investment advice between RIMCo and a number of money managers unaffiliated with RIMCo. RIMCo utilizes the money manager research and other resources of Russell in providing services to the RIC Funds. Russell’s money manager research services include evaluating and recommending to RIMCo professional investment advisory and management organizations (“money managers”) to make specific portfolio investments for each asset class, according to designated investment objectives, styles and strategies. Most Funds’ assets are invested using a “multi-style, multi-manager diversification” technique.

Each Fund conducts its business through a number of service providers who act on its behalf. RIMCo, the Funds’ investment adviser, evaluates and oversees the Funds’ money managers as more fully described below. Each of the Funds’ money managers makes investment decisions for the portion of the Fund assigned to it by RIMCo. RFSC, in its capacity as the Funds’ administrator, provides or oversees the provision of all administrative services for the Funds. The Funds’ custodian, State Street Bank, maintains custody of the Funds’ assets and establishes and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which the Funds invest. RFSC, in its capacity as the Funds’ transfer agent, is responsible for maintaining the Funds’ shareholder records and carrying out shareholder transactions. When a Fund acts in one of these areas, it does so through the service provider responsible for that area.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Funds, including developing the investment program for each Fund. RIMCo selects, subject to the approval of the Funds’ Board of Trustees, money managers for the Funds, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Funds’ money managers select the individual portfolio securities for the assets assigned to them. Except for the Russell Money Market Fund, which is managed by RIMCo, RIMCo allocates most, currently usually at least 80%, of each Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of each Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to money managers include a Fund’s liquidity reserves and assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of a Fund during transitions between money managers.

RIMCo’s employees who manage the RIC Funds, oversee the money managers of the RIC Funds and have primary responsibility for the management of the RIC Funds (the “RIMCo Managers”) are:

  Adam C. Babson, Portfolio Manager since February 2012. From December 2011 to February 2012, Mr. Babson was an Associate Portfolio Manager. From December 2010 to November 2011, Mr. Babson was a Senior Portfolio Analyst. From August 2010 to December 2010, Mr. Babson was a Senior Research Analyst. From February 2007

  to August 2010, Mr. Babson was a Research Analyst. Mr. Babson initiated Russell’s formal coverage of listed infrastructure managers in March 2008. Mr. Babson has primary responsibility for the management of the Russell Global Infrastructure Fund.
  Matthew Beardsley, Portfolio Manager since September 2009. From October 2007 to September 2009, Mr. Beardsley was an Associate Portfolio Manager. Beginning in 2003, Mr. Beardsley was a Senior Research Analyst covering global equities. Mr. Beardsley has primary responsibility for the management of the Russell International Developed Markets and Russell Global Equity Funds.
  Keith Brakebill, Portfolio Manager since August 2011. Mr. Brakebill joined Russell in September 2007 as a Research Analyst and in May 2010 became a Senior Research Analyst. Prior to joining Russell, Mr. Brakebill was a Teaching Assistant at Stanford University from September 2005 until June 2007. Mr. Brakebill has primary responsibility for the management of the Russell Global Opportunistic Credit, Russell Investment Grade Bond, and Russell Tax Exempt Bond Funds.
  Jon Eggins, Portfolio Manager since March 2011. From 2010 to 2011, Mr. Eggins was a Senior Research Analyst. From 2003 to 2010, Mr. Eggins was a Research Analyst. Mr. Eggins has primary responsibility for the management of the Russell U.S. Small Cap Equity Fund.
  Bruce A. Eidelson, Portfolio Manager since January 2002. Mr. Eidelson is Director, Real Estate Securities. Mr. Eidelson has primary responsibility for the management of the Russell Global Real Estate Securities Fund.
  Gerard Fitzpatrick, Portfolio Manager since October 2007. Prior to joining Russell, Mr. Fitzpatrick was the CEO of West End Capital Advisors Ltd from 2004-2007. Mr. Fitzpatrick has primary responsibility for the management of the Russell Strategic Bond Fund.
  Gustavo Galindo, Portfolio Manager since August 2011. From 2007 to 2011, Mr. Galindo was a Senior Research Analyst and from 2003 to 2007, Mr. Galindo was a Research Analyst. Mr. Galindo has primary responsibility for the management of the Russell Emerging Markets Fund.
  David L. Hintz, Portfolio Manager since November 2011. From 2008 to 2011, Mr. Hintz was head of Russell’s U.S. equity research team. From 1997 to 2008, Mr. Hintz was a Senior Research Analyst. Mr. Hintz has primary responsibility for the management of the Russell U.S. Core Equity, Russell U.S. Value, Russell U.S. Growth and Russell U.S. Large Cap Equity Funds.
  James Ind, Portfolio Manager since March 2008. Prior to joining Russell, Mr. Ind was Director of portfolio managers at Merrill Lynch from 1999 to 2008. Mr. Ind has primary responsibility for the management of the Russell Commodity Strategies Fund.
  Robert Kuharic, Portfolio Manager since May 2010. From 2006 to 2010, Mr. Kuharic was an Associate Portfolio Manager. From 2005 to 2006, Mr. Kuharic was a Senior Portfolio Analyst. Mr. Kuharic has primary responsibility for the management of the Russell Tax-Managed U.S. Large Cap and Russell Tax-Managed U.S. Mid & Small Cap Funds.
  Kevin Lo, Associate Portfolio Manager since November 2011. From August 2011 to November 2011, Mr. Lo was a Senior Portfolio Analyst. From September 2008 to August 2011, Mr. Lo was a Portfolio Analyst. Mr. Lo has primary responsibility for the management of the Russell Short Duration Bond Fund.
  Richard Yasenchak, Portfolio Manager since July 2010. Mr. Yasenchak joined Russell in 2005 as a Portfolio Analyst. From January 2007 to July 2010, Mr. Yasenchak was an Associate Portfolio Manager. Mr. Yasenchak has primary responsibility for the management of the Russell U.S. Quantitative Equity and Russell U.S. Mid Cap Equity Funds.

Please see the Funds’ Statement of Additional Information for additional information about the RIMCo Managers’ compensation, other accounts managed by the RIMCo Managers and the RIMCo Managers’ ownership of securities in the Funds.

In the last fiscal year, the aggregate annual rate of advisory fees paid to RIMCo monthly on a pro rata basis as a percentage of average daily net assets was: Russell U.S. Core Equity Fund, 0.55%; Russell U.S. Quantitative Equity Fund, 0.55%; Russell U.S. Growth Fund, 0.56%; Russell U.S. Value Fund, 0.68%; Russell U.S. Small Cap Equity Fund, 0.70%; Russell International Developed Markets Fund, 0.70%; Russell Global Equity Fund, 0.95%; Russell Emerging Markets Fund, 1.15%; Russell Tax-Managed U.S. Large Cap Fund, 0.70%; Russell Tax-Managed U.S. Mid & Small Cap Fund, 0.90%; Russell Global Opportunistic Credit Fund, 0.72%; Russell Strategic Bond Fund, 0.49%; Russell

Investment Grade Bond Fund, 0.25%; Russell Short Duration Bond Fund, 0.40%; Russell Tax Exempt Bond Fund, 0.30%; Russell Commodity Strategies Fund, 0.95%; Russell Global Infrastructure Fund, 0.91%; Russell Global Real Estate Securities Fund, 0.80%; and Russell Money Market Fund, 0.00%. The advisory fees as a percentage of average daily net assets for the Russell U.S. Large Cap Equity and Russell U.S. Mid Cap Equity Funds are: 0.70% and 0.80%, respectively.

Each Fund, except the Russell Money Market Fund, invests its cash reserves in an unregistered cash management fund advised by RIMCo. RIMCo has waived its 0.05% advisory fee for the unregistered fund. RFSC charges a 0.05% administrative fee to the unregistered fund. The fees payable by a Fund with respect to the investment of the cash reserves are included in the Acquired Fund Fees and Expenses in the Fund’s Annual Fund Operating Expenses table if they are at least 0.01% of the Fund’s average net assets.

Each Fund that lends its portfolio securities invests all or a portion of its collateral received in securities lending transactions in an unregistered cash management fund advised by RIMCo.  The aggregate annual rate of advisory and administrative fees payable to RIMCo and RFSC on the securities lending collateral invested in the unregistered fund is 0.10%.

A discussion regarding the basis for approval by the Board of Trustees (“Board”) of the continuation of the investment advisory contract between RIMCo and the Funds is available in the Funds’ annual report to shareholders covering the period ended October 31, 2011. A discussion regarding the basis for the Board’s approval of the investment advisory contract between RIMCo and the Russell U.S. Large Cap Equity and Russell U.S. Mid Cap Equity Funds will be available in the Funds’ semiannual report to shareholders covering the period ended April 30, 2012.

THE MONEY MANAGERS

Each Fund (except the Russell Money Market Fund) allocates most of its assets among the money managers unaffiliated with RIMCo listed under “Money Manager Information” at the end of this Prospectus. Assets not allocated to money managers are managed by RIMCo. RIMCo, as the Funds’ adviser, may change the allocation of a Fund’s assets at any time.

Each money manager has complete discretion to select portfolio securities for its segment of a Fund’s assets. At the same time, however, each money manager must operate within each Fund’s investment objectives, restrictions and policies. Additionally, each money manager must operate within more specific parameters developed from time to time by RIMCo. RIMCo develops such parameters for each money manager based on RIMCo’s assessment of the money manager’s expertise and investment style. By assigning more specific parameters to each money manager, RIMCo attempts to capitalize on the strengths of each money manager and to combine their investment activities in a complementary fashion. Although, under the Funds’ multi-manager structure, RIMCo is responsible for oversight of the services provided by the Funds’ money managers and for providing reports to the Board regarding the money managers’ activities, the Board, the officers, RIMCo and Russell do not evaluate the investment merits of a money manager’s individual security selections.

The Funds received an exemptive order from the Securities and Exchange Commission (“SEC”) that permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Funds’ Board, without a shareholder vote. A Fund is required to notify its shareholders within 60 days after a money manager begins providing services. Each Fund selects money managers based upon the research and recommendations of RIMCo. RIMCo, utilizing the money manager research provided by Russell, evaluates quantitatively and qualitatively the money managers’ investment style and process, performance record and portfolio characteristics in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in the selection or termination of any money manager.

INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES

Each of the following Funds has either a fundamental or a non-fundamental investment objective as noted below. A fundamental investment objective may only be changed with shareholder approval. A non-fundamental investment objective may be changed by the Board of that Fund without shareholder approval. If a Fund’s investment objective is changed, the Prospectus will be supplemented to reflect the new investment objective. To the extent that there is a material change in a Fund’s investment objective, shareholders will be provided with reasonable notice.

The Board may, if it deems appropriate to do so, authorize the liquidation or merger of a Fund without shareholder approval. Unless Fund Shares are held in a tax-deferred account, liquidation or merger may result in a taxable event for shareholders of the liquidated Fund.

Most of the securities and investment strategies listed below are discretionary, which means that RIMCo or the money managers may or may not use them. This Prospectus does not describe all of the various types of securities and investment strategies that may be used by the Funds. The Funds may invest in other types of securities and use other investment strategies that are not described in this Prospectus. Such securities and investment strategies may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment strategies described in this Prospectus and about additional securities and non-principal investment strategies that may be used by the Funds.

Unless otherwise stated, all percentage and credit quality limitations on Fund investments listed in this Prospectus apply at the time of investment. There would be no violation of any of these requirements unless a Fund fails to comply with any such limitation immediately after and as a result of an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

Russell U.S. Core Equity Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities economically tied to the U.S. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in common stocks of medium and large capitalization U.S. companies.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a “multi-style, multi-manager” approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo who employ distinct investment styles. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund uses the following principal investment styles intended to complement one another:

  Growth Style emphasizes investments in equity securities of companies a money manager believes have above-average earnings growth prospects.
  Value Style emphasizes investments in equity securities of companies that a money manager believes to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.
  Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum, and may also incorporate quantitative investment models in its process.

RIMCo may manage assets directly to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures in either a temporary tactical or permanent strategic way with the goal to increase or decrease factor exposures (such as volatility, momentum, value, growth, cap size, industry or sector) or offset undesired benchmark relative over- or under-weights by purchasing a portfolio of common stocks or exchange traded funds that RIMCo believes will achieve the desired risk/return profile. RIMCo may (1) pursue a passive index replication or sampling strategy by selecting an existing index or a subset of an existing index which, in aggregate, represents the desired exposure or (2) utilize either a proprietary or third party quantitative model designed to assess portfolio risk exposures and help identify a portfolio of stocks which, in the aggregate, provide the desired exposure. If RIMCo determines that there is no current need to change the Fund’s factor exposures or benchmark relative over- or under-weights, RIMCo may re-allocate these assets to the money managers.

Additionally, while RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may invest in non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. The Fund typically invests in sponsored ADRs or GDRs but may also invest in unsponsored ADRs or GDRs.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines large and medium capitalization stocks as stocks of those companies represented by the Russell 1000® Index or within the capitalization range of the Russell 1000® Index as measured at its most recent reconstitution. On May 31, 2011, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $411 billion to $1.62 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies not included within the Russell 1000® Index.

In determining if a security is economically tied to the U.S., the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to the U.S. based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to the U.S. if the underlying assets of the derivatives are (i) U.S. currency (or baskets or indexes of such currency); (ii) instruments or securities that are issued by the U.S. government or by an issuer economically tied to the U.S.; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to the U.S. as described above. Equity securities in which the Fund invests include common stock, preferred stock and equity-equivalent securities or instruments whose values are based on common stocks, such as convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.

Non-Principal Investment Strategies

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may invest in preferred stocks, small capitalization stocks, rights, warrants and convertible securities. The Fund may also invest a limited amount in equity securities of non-U.S. companies, including emerging markets equity securities.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell U.S. Quantitative Equity Fund

Effective August 15, 2012, the Russell U.S. Quantitative Equity Fund will change its investment strategy from a quantitative investment approach to investing in defensive stocks and discontinue its limited long-short strategy. The Fund will be renamed the Russell U.S. Defensive Equity Fund. Following the Fund’s current Principal Investment Strategies and Non-Principal Investment Strategies are the Principal Investment Strategies and Non-Principal Investment Strategies that will be effective on August 15, 2012.

Investment Objective (Fundamental)

The Fund seeks to provide long term capital growth.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities economically tied to the U.S. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in common stocks of medium and large capitalization companies and may also invest in small capitalization companies.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo whose approaches are intended to complement one another. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund pursues a Market-Oriented Style of security selection. Managers select securities from the broad equity market rather than focusing on the growth or value segments of the market. As a result, the Fund holds securities representing a broad cross section of companies and industries.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

The Fund’s money managers use a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities based upon expected ability to outperform the total return of their benchmark. Money managers utilize certain models in their investment process based on research they conduct to identify those models which they believe are predictive of future returns. Examples of those quantitative models that may be used by some or all of the Funds’ money managers include, but are not limited to, dividend discount models, price/cash flow models, price/earnings models, earnings surprise and earnings estimate revisions models, price momentum models, cross stock correlation models and volatility prediction models. Money managers rank the relative attractiveness of securities based on these models, then use quantitative portfolio construction techniques to create a portfolio they believe most likely to outperform their assigned benchmark. Each money manager performs this process independently from each other money manager.

Certain of the Fund’s money managers employ a limited long-short strategy (also referred to as a 120/20 or 130/30 strategy) pursuant to which they enter into short sales. In a limited long-short strategy, a money manager enters into short sales of securities and uses the proceeds of the short sales of securities to purchase long positions in other securities. As a result, that money manager’s portfolio will have long positions of 120% or 130% and short positions of 20% or 30%, respectively, with the money manager’s net position being 100% long. The money manager will take long positions in securities the money manager believes offer attractive return potential and sell short securities that the money manager believes will underperform. Selling a security short allows the Fund to earn a return from stocks that a money manager expects to underperform, and do underperform, as well as enabling the Fund to establish additional long positions while keeping the Fund’s net exposure to the market at a level similar to a traditional “long-only” strategy.

Short sales are transactions in which a money manager sells a security it does not own in the portion of the Fund managed by it in anticipation of a decline in the market value of that security. The Fund borrows the security and sells it to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at its market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund must return the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The Fund may also make short sales “against the box.” In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. The Fund currently does not intend to make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 30% of the value of its total assets. Although short selling implies the use of leverage, the Fund maintains a special custody account that mitigates the leverage effect in that the short sales are fully collateralized.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may invest in non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. The Fund typically invests in sponsored ADRs or GDRs but may also invest in unsponsored ADRs or GDRs.

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines large and medium capitalization stocks as stocks of those companies represented by the Russell 1000® Index or within the capitalization range of the Russell 1000® Index as measured at its most recent reconstitution. On May 31, 2011, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $411 billion to $1.62 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies not included within the Russell 1000® Index.

In determining if a security is economically tied to the U.S., the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to the U.S. based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to the U.S. if the underlying assets of the derivatives are (i) U.S. currency (or baskets or indexes of such currency); (ii) instruments or securities that are issued by the U.S. government or by an issuer economically tied to the U.S.; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to the U.S. as described above. Equity securities in which the Fund invests include common stock, preferred stock and equity-equivalent securities or instruments whose values are based on common stocks, such as convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.

Non-Principal Investment Strategies

The Fund may invest in preferred stocks, rights, warrants and convertible securities. The Fund may also invest a limited amount in equity securities of non-U.S. companies, including emerging markets equity securities.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Effective August 15, 2012, the Russell U.S. Quantitative Equity Fund will be renamed the Russell U.S. Defensive Equity Fund and the following will replace the Fund ’ s Principal Investment Strategies and Non-Principal Investment Strategies:

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities economically tied to the U.S. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in common stocks of large and medium capitalization U.S. companies.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo whose investment approaches are intended to complement one another. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers not affiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund employs a defensive style of investing. Defensive style emphasizes investments in equity securities of companies that a money manager believes have: (i) lower than average stock price volatility (i.e., the amount by which a stock’s price rises and falls over short-term time periods); (ii) characteristics indicating high financial quality, which may include lower financial leverage and/or higher return on capital; and/or (iii) stable business fundamentals, which may include higher earnings stability.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment approach, portfolio characteristics and performance patterns in different market environments. Portfolio characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum, and may also incorporate quantitative investment models in its process.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines large and medium capitalization stocks as stocks of those companies represented by the Russell 1000® Index or within the capitalization range of the Russell 1000® Index as measured at its most recent reconstitution. On May 31, 2011, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $411 billion to $1.62 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies not included within the Russell 1000® Index.

In determining if a security is economically tied to the U.S., the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to the U.S. based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to the U.S. if the underlying assets of the derivatives are (i) U.S. currency (or baskets or indexes of such currency); (ii) instruments or securities that are issued by the U.S. government or by an issuer economically tied to the U.S.; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to the U.S. as described above. Equity securities in which the Fund invests include common stock, preferred stock and equity-equivalent securities or instruments whose values are based on common stocks, such as convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.

Non-Principal Investment Strategies

The Fund may invest in preferred stocks, small capitalization stocks, rights, warrants and convertible securities. The Fund may also invest a limited amount in equity securities of non-U.S. companies, including emerging markets equity securities.

The Fund may invest in non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. The Fund typically invests in sponsored ADRs or GDRs but may also invest in unsponsored ADRs or GDRs.

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell U.S. Growth Fund

Effective August 15, 2012, the Russell U.S. Growth Fund will change its investment strategy from investing in growth stocks to investing in dynamic stocks and implement a limited long-short strategy. The Fund will be renamed the Russell U.S. Dynamic Equity Fund. Following the Fund’s current Principal Investment Strategies and Non-Principal Investment Strategies are the Principal Investment Strategies and Non-Principal Investment Strategies that will be effective on August 15, 2012.

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities economically tied to the U.S. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in common stocks of large and medium capitalization U.S. companies.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo whose approaches to growth stock investing are intended to complement one another. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

In general, the Fund seeks to invest in stocks with above average growth rates and favorable earnings momentum. The Fund invests in a broad array of companies that are either currently experiencing, or are expected by the money managers to experience, attractive earnings growth and/or earnings momentum. While specific stock selection criteria are unique to each manager, each manager purchases stocks of companies expected to grow at above-average rates. This approach generally results in significant investments in higher growth sectors. The money managers of the Fund attempt to identify growth opportunities which may be based on proprietary company research conducted by the managers, broad demographic, regulatory, or political changes that the managers have identified that may spur more attractive earnings growth at select companies, proprietary screens or other means. Certain money managers of the Fund may also pursue a market-oriented style of security selection where securities are selected from the broad equity market rather than focusing on the growth segments of the market.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment approach, portfolio characteristics and performance patterns in different market environments. Portfolio characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum, and may also incorporate quantitative investment models in its process.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may invest in non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. The Fund typically invests in sponsored ADRs or GDRs but may also invest in unsponsored ADRs or GDRs.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines large and medium capitalization stocks as stocks of those companies represented by the Russell 1000® Index or within the capitalization range of the Russell 1000® Index as measured at its most recent reconstitution. On May 31, 2011, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $411 billion to $1.62 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies not included within the Russell 1000® Index.

In determining if a security is economically tied to the U.S., the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to the U.S. based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to the U.S. if the underlying assets of the derivatives are (i) U.S. currency (or baskets or indexes of such currency); (ii) instruments or securities that are issued by the U.S. government or by an issuer economically tied to the U.S.; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to the U.S. as described above.

Equity securities in which the Fund invests include common stock, preferred stock and equity-equivalent securities or instruments whose values are based on common stocks, such as convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.

Non-Principal Investment Strategies

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may invest in preferred stocks, small capitalization stocks, rights, warrants and convertible securities. The Fund may also invest a limited amount in equity securities of non-U.S. companies, including emerging markets equity securities.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Effective August 15, 2012, the Russell U.S. Growth Fund will be renamed the Russell U.S. Dynamic Equity Fund and the following will replace the  Fund’s Principal Investment Strategies and Non-Principal Investment Strategies:

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities economically tied to the U.S. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in common stocks of large and medium capitalization U.S. companies.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo whose investment approaches are intended to complement one another. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund generally employs a dynamic style of investing. Dynamic style emphasizes investments in equity securities of companies that a money manager believes are currently undergoing or are expected to undergo positive change, which may include companies that a money manager believes are likely to experience a turnaround or companies that are expected to launch new products or services that a money manager expects to generate growth. A money manager will typically buy dynamic stocks when it believes that such changes will lead to stock price appreciation. Dynamic stocks typically have: (i) higher than average stock volatility (i.e., the amount by which a stock’s price rises and falls over short-term time periods); (ii) characteristics indicating lower financial quality, which may include greater financial leverage; and/or (iii) less business stability, which may include lower earnings stability. The Fund may invest in stocks that a money manager does not consider to be dynamic stocks and that do not exhibit the characteristics described above.

The Fund uses the following sub-styles intended to complement one another:

  Dynamic Growth Style emphasizes investments in equity securities of companies a money manager believes tend to have dynamic characteristics and above-average earnings growth prospects.
  Dynamic Value Style emphasizes investments in equity securities of companies that a money manager believes tend to have dynamic characteristics and to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.
  Dynamic Market-Oriented Style emphasizes investments in companies from the broad equity market that tend to have dynamic characteristics rather than focusing on the growth or value segments of the market.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment approach, investment sub-style, portfolio characteristics and performance patterns in different market environments. Portfolio characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

Certain of the Fund’s money managers employ a limited long-short strategy (also referred to as a 115/15 or 120/20 strategy) pursuant to which they enter into short sales. In a limited long-short strategy, a money manager enters into short sales of securities and uses the proceeds of the short sales of securities to purchase long positions in other securities. As a result, that money manager’s portfolio will have long positions of 115% or 120% and short positions of 15% or 20%, respectively, with the money manager’s net position being 100% long. The money manager will take long positions in securities the money manager believes offer attractive return potential and sell short securities that the money manager believes will underperform. Selling a security short allows the Fund to earn a return from stocks that a money manager expects to underperform, and do underperform, as well as enabling the Fund to establish additional long positions while keeping the Fund’s net exposure to the market at a level similar to a traditional “long-only” strategy.

Short sales are transactions in which a money manager sells a security it does not own in the portion of the Fund managed by it in anticipation of a decline in the market value of that security. The Fund borrows the security and sells it to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at its market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund must return the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The Fund may also make short sales “against the box.” In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. The Fund currently does not intend to make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its total assets. Although short selling implies the use of leverage, the Fund maintains a special custody account that mitigates the leverage effect in that the short sales are fully collateralized.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum, and may also incorporate quantitative investment models in its process.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may invest in non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. The Fund typically invests in sponsored ADRs or GDRs but may also invest in unsponsored ADRs or GDRs.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines large and medium capitalization stocks as stocks of those companies represented by the Russell 1000® Index or within the capitalization range of the Russell 1000® Index as measured at its most recent reconstitution. On May 31, 2011, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $411 billion to $1.62 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies not included within the Russell 1000® Index.

In determining if a security is economically tied to the U.S., the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to the U.S. based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to the U.S. if the underlying assets of the derivatives are (i) U.S. currency (or baskets or indexes of such currency); (ii) instruments or securities that are issued by the U.S. government or by an issuer economically tied to the U.S.; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to the U.S. as described above. Equity securities in which the Fund invests include common stock, preferred stock and equity-equivalent securities or instruments whose values are based on common stocks, such as convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.

Non-Principal Investment Strategies

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may invest in preferred stocks, small capitalization stocks, rights, warrants and convertible securities. The Fund may also invest a limited amount in equity securities of non-U.S. companies, including emerging markets equity securities.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell U.S. Value Fund

On May 22, 2012, the Board of Trustees of Russell Investment Company approved the reorganization of the Fund into the Russell U.S. Defensive Equity Fund (known as the Russell U.S. Quantitative Equity Fund until August 15, 2012). The reorganization is expected to be completed on October 15, 2012. For more details regarding the reorganization, please see the Reorganization Information section at the end of this Prospectus.

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities economically tied to the U.S. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in common stocks of large and medium capitalization companies.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo whose approaches to identifying undervalued securities are intended to complement one another. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund invests in value stocks, which are stocks that appear to a money manager to be undervalued relative to their corporate worth, based on current or forecasted earnings, book or asset value, revenues, cash flow or other measures. Certain money managers of the Fund may also pursue a market-oriented style of security selection where securities are selected from the broad equity market rather than focusing on the value segments of the market.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment approach, portfolio characteristics and performance patterns in different market environments. Portfolio characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum, and may also incorporate quantitative investment models in its process.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may invest in non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. The Fund typically invests in sponsored ADRs or GDRs but may also invest in unsponsored ADRs or GDRs.

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines large and medium capitalization stocks as stocks of those companies represented by the Russell 1000® Index or within the capitalization range of the Russell 1000® Index as measured at its most recent reconstitution. On May 31, 2011, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $411 billion to $1.62 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies not included within the Russell 1000® Index.

In determining if a security is economically tied to the U.S., the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to the U.S. based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to the U.S. if the underlying assets of the derivatives are (i) U.S. currency (or baskets or indexes of such currency); (ii) instruments or securities that are issued by the U.S. government or by an issuer economically tied to the U.S.; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to the U.S. as described above. Equity securities in which the Fund invests include common stock, preferred stock and equity-equivalent securities or instruments whose values are based on common stocks, such as convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.

Non-Principal Investment Strategies

The Fund may invest in preferred stocks, small capitalization stocks, rights, warrants and convertible securities. The Fund may also invest a limited amount in equity securities of non-U.S. companies, including emerging markets equity securities.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell U.S. Large Cap Equity Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in large capitalization equity securities economically tied to the U.S. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in common stocks of large capitalization U.S. companies but may also invest in common stocks of medium capitalization companies.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a “multi-style, multi-manager” approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo who employ distinct investment styles. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund uses the following principal investment styles intended to complement one another:

  Growth Style emphasizes investments in equity securities of companies a money manager believes have above-average earnings growth prospects.
  Value Style emphasizes investments in equity securities of companies that a money manager believes to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.
  Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.

 It is expected that the Fund will, in the future, also employ defensive and dynamic investment styles in addition to growth, value and market-oriented investment styles and may implement shifts in its investment style exposures in order to respond to substantial changes in market risks and opportunities. Defensive style emphasizes investments in equity securities of companies that a money manager believes have lower than average stock price volatility (i.e., the amount by which a stock’s price rises and falls over short-term time periods), characteristics indicating high financial quality and/or stable business fundamentals. Dynamic style emphasizes investments in equity securities of companies that a money manager believes are currently undergoing or are expected to undergo positive change that will lead to stock price appreciation. Dynamic stocks typically have higher than average stock price volatility, characteristics indicating lower financial quality and/or less business stability.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum, and may also incorporate quantitative investment models in its process.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may invest in non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. The Fund typically invests in sponsored ADRs or GDRs but may also invest in unsponsored ADRs or GDRs.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines large capitalization stocks as stocks of those companies represented by the S&P 500® Index or within the capitalization range of the S&P 500® Index as measured at its most recent reconstitution. On December 31, 2011, the market capitalization of these companies ranged from approximately $1.22 billion to $406.27 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies not included within the S&P 500® Index.

In determining if a security is economically tied to the U.S., the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to the U.S. based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to the U.S. if the underlying assets of the derivatives are (i) U.S. currency (or baskets or indexes of such currency); (ii) instruments or securities that are issued by the U.S. government or by an issuer economically tied to the U.S.; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to the U.S. as described above. Equity securities in which the Fund invests include common stock, preferred stock and equity-equivalent securities or instruments whose values are based on common stocks, such as convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.

Non-Principal Investment Strategies

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may invest in preferred stocks, small capitalization stocks, rights, warrants and convertible securities. The Fund may also invest a limited amount in equity securities of non-U.S. companies, including emerging markets equity securities.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell U.S. Mid Cap Equity Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in medium capitalization equity securities economically tied to the U.S. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in common stocks of medium capitalization U.S. companies but may also invest in common stocks of small capitalization U.S. companies.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a “multi-style, multi-manager” approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo who employ distinct investment styles. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund uses the following principal investment styles intended to complement one another:

  Growth Style emphasizes investments in equity securities of companies a money manager believes have above-average earnings growth prospects.
  Value Style emphasizes investments in equity securities of companies that a money manager believes to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.
  Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum, and may also incorporate quantitative investment models in its process.

RIMCo may manage assets directly to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures in either a temporary tactical or permanent strategic way with the goal to increase or decrease factor exposures (such as volatility, momentum, value, growth, cap size, industry or sector) or offset undesired benchmark relative over- or under-weights by purchasing a portfolio of common stocks or exchange traded funds that RIMCo believes will achieve the desired risk/return profile. RIMCo may (1) pursue a passive index replication or sampling strategy by selecting an existing index or a subset of an existing index which, in aggregate, represents the desired exposure or (2) utilize either a proprietary or third party quantitative model designed to assess portfolio risk exposures and help identify a portfolio of stocks which, in the aggregate, provide the desired exposure. If RIMCo determines that there is no current need to change the Fund’s factor exposures or benchmark relative over- or under-weights, RIMCo may re-allocate these assets to the money managers.

Additionally, while RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may invest in non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. The Fund typically invests in sponsored ADRs or GDRs but may also invest in unsponsored ADRs or GDRs.

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines medium capitalization stocks as stocks of those companies represented by the Russell Midcap® Index or within the capitalization range of the Russell Midcap® Index as measured at its most recent reconstitution. On May 31, 2011, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $1.62 billion to $18.28 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies not included within the Russell Midcap® Index.

In determining if a security is economically tied to the U.S., the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to the U.S. based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to the U.S. if the underlying assets of the derivatives are (i) U.S. currency (or baskets or indexes of such currency); (ii) instruments or securities that are issued by the U.S. government or by an issuer economically tied to the U.S.; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to the U.S. as described above. Equity securities in which the Fund invests include common stock, preferred stock and equity-equivalent securities or instruments whose values are based on common stocks, such as convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.

Non-Principal Investment Strategies

The Fund may invest in preferred stocks, rights, warrants and convertible securities. The Fund may also invest a limited amount in equity securities of non-U.S. companies, including emerging markets equity securities.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell U.S. Small Cap Equity Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in small capitalization equity securities economically tied to the U.S. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% requirement applies at the time the Fund invests its assets. The Fund invests principally in common stocks of small capitalization U.S. companies.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a “multi-style, multi-manager” approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo who employ distinct investment styles. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund uses the following principal investment styles intended to complement one another:

  Growth Style emphasizes investments in equity securities of companies a money manager believes have above-average earnings growth prospects.
  Value Style emphasizes investments in equity securities of companies that a money manager believes to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.
  Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum, and may also incorporate quantitative investment models in its process.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may invest in non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. The Fund typically invests in sponsored ADRs or GDRs but may also invest in unsponsored ADRs or GDRs.

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines small capitalization stocks as stocks of those companies represented by the Russell 2000® Index or within the capitalization range of the Russell 2000® Index as measured at its most recent reconstitution. The smallest 1,000 stocks in the Russell 2000® Index and stocks of companies within the capitalization range of the smallest 1,000 companies in the Russell 2000® Index as measured at its most recent reconstitution are also considered micro capitalization stocks. On May 31, 2011, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $130 million to $2.97 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund’s investments may include companies that have been publicly traded for less than five years.

In determining if a security is economically tied to the U.S., the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to the U.S. based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to the U.S. if the underlying assets of the derivatives are (i) U.S. currency (or baskets or indexes of such currency); (ii) instruments or securities that are issued by the U.S. government or by an issuer economically tied to the U.S.; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to the U.S. as described above. Equity securities in which the Fund invests include common stock, preferred stock and equity-equivalent securities or instruments whose values are based on common stocks, such as convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.

Non-Principal Investment Strategies

The Fund may invest in stocks of companies with market capitalization smaller than that of companies included in the Russell 2000® Index, preferred stocks, rights, warrants and convertible securities. The Fund may also invest a limited amount in equity securities of non-U.S. companies, including emerging markets equity securities.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell International Developed Markets Fund

Investment Objective (Fundamental)

The Fund seeks to provide long term capital growth.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in companies that are located in countries (other than the U.S.) with developed markets or that are economically tied to such countries. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in equity securities, including common stocks and preferred stocks, issued by companies economically tied to or located in developed markets countries, other than the U.S., and in depositary receipts. The Fund’s securities are denominated principally in foreign currencies and may be held outside the U.S. The Fund’s investments span most of the developed nations of the world to maintain a high degree of diversification among countries and currencies. The Fund may invest in equity securities of companies that are economically tied to emerging market countries.

The Fund invests principally in large and medium capitalization companies, but may also invest in small capitalization companies. However, the money managers do not select stocks based on the capitalization size of a company but rather on the relative attractiveness of the investment opportunity.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a “multi-style, multi-manager” approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo who employ distinct investment styles. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund uses the following principal investment styles intended to complement one another:

  Growth Style emphasizes investments in equity securities of companies a money manager believes have above-average earnings growth prospects.
  Value Style emphasizes investments in equity securities of companies that a money manager believes to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.
  Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.
When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum, and may also incorporate quantitative investment models in its process.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps, forwards or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

A money manager may seek to protect its investments for the Fund against adverse currency exchange rate changes by purchasing forward currency contracts. These contracts enable a money manager to “lock in” the U.S. dollar price of a security that it plans to buy or sell.  A money manager may purchase or sell foreign currencies, mainly through the use of forward currency contracts, for speculative purposes based on the money manager’s judgment regarding the direction of the market for a particular foreign currency or currencies.

The Fund may purchase depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may purchase depositary receipts where an ADR, GDR or EDR provides better access to markets and more liquidity than the underlying security. An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. An EDR is issued in Europe typically by foreign banks and trust companies and evidences ownership of either foreign or domestic securities. The Fund typically invests in sponsored ADRs, GDRs and EDRs but may also invest in unsponsored ADRs, GDRs and EDRs.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

The distinction between developed markets and emerging markets is generally determined by measures of economic wealth and investment market criteria. Providers of global market indices generally use economic criteria and classifications and market criteria from the World Bank in determining a market’s economic development status. However, there are subtle differences in which of these criteria or classifications may be used by a provider and how such criteria or classifications are applied. As such, some markets may be classified as developed by some and emerging by others and, at times, some markets may be classified as both developed and emerging. Additionally, the categorization of a market may change over time.

As a general rule, the Fund considers the following countries to have developed markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As a general rule, the Fund considers emerging market countries to include every other country.

As of May 31, 2011, the market capitalization of companies in the Fund’s benchmark, the Russell Developed ex-U.S. Large Cap Index, an index which includes large and medium capitalization companies, ranged from approximately $225 billion to $1.78 billion. The Fund may invest in companies and countries not included within the Russell Developed ex-U.S. Large Cap Index.

In determining if a security is economically tied to or located in a developed market country, the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to a developed market country based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to developed market countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to a developed market country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to a developed market country as described above.

Non-Principal Investment Strategies

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

The Fund may use derivatives, including stock options, country index futures and swaps or currency forwards, to (1) manage country and currency exposure as a substitute for holding securities directly or (2) facilitate the implementation of its investment strategy. The Fund may also enter into spot and forward currency contracts to facilitate settlement of securities transactions.

Some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. Therefore, when a money manager believes it is appropriate to do so, the Fund may invest in synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants, or may invest in equity linked notes.

The Fund may invest in equity securities of U.S. companies, rights, warrants and convertible securities. The Fund may also invest in other investment companies, including registered mutual funds or exchange traded funds.

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell Global Equity Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in equity securities, including common stocks and preferred stocks, of companies economically tied to a number of countries around the world, including the U.S., in a globally diversified manner. While the Fund spreads its investments across the globe, the money managers will select securities of companies which the money managers believe have favorable growth prospects and/or attractive valuations based on current and expected earnings or cash flow, not based on the country a company is economically tied to. Under normal market conditions, the Fund will invest at least 40%, and may invest up to 100%, of its assets in equity securities economically tied to countries other than the U.S. The Fund may invest in equity securities of companies that are economically tied to emerging market countries. The Fund invests principally in large and medium capitalization companies, but also invests in small capitalization companies. However, the money managers do not select stocks based on the capitalization size of a company but rather on the relative attractiveness of the investment opportunity. A portion of the Fund’s securities are denominated principally in foreign currencies and typically are held outside the U.S.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a “multi-style, multi-manager” approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo who employ distinct investment styles. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund uses the following principal investment styles intended to complement one another:

  Growth Style emphasizes investments in equity securities of companies a money manager believes have above-average earnings growth prospects.
  Value Style emphasizes investments in equity securities of companies that a money manager believes to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.
  Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum, and may also incorporate quantitative investment models in its process.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps, forwards or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may purchase depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may purchase depositary receipts where an ADR, GDR or EDR provides better access to markets and more liquidity than the underlying security. An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. An EDR is issued in Europe typically by foreign banks and trust companies and evidences ownership of either foreign or domestic securities. The Fund typically invests in sponsored ADRs, GDRs and EDRs but may also invest in unsponsored ADRs, GDRs and EDRs.

A money manager may seek to protect its investments for the Fund against adverse currency exchange rate changes by purchasing forward currency contracts. These contracts enable a money manager to “lock in” the U.S. dollar price of a security that it plans to buy or sell.  A money manager may purchase or sell foreign currencies, mainly through the use of forward currency contracts, for speculative purposes based on the money manager’s judgment regarding the direction of the market for a particular foreign currency or currencies.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

As of May 31, 2011, the market capitalization of companies in the Fund’s benchmark, the Russell Developed Large Cap Index, an index which includes large, medium and small capitalization companies, ranged from approximately $411 billion to $1.62 billion. The Fund may invest in companies and countries not included within the Russell Developed Large Cap Index.

As a general rule, the Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

In determining if a security is economically tied to a non-U.S. country, the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to a non-U.S. country based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to a non-U.S. country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to a non-U.S. country as described above. Equity securities in which the Fund invests include common stock, preferred stock and equity-equivalent securities or instruments whose value is based on common stocks, such as synthetic foreign equity securities, convertible securities, rights, warrants or options to purchase common stock, futures contracts (stock or stock index) and index swaps.

Non-Principal Investment Strategies

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

The Fund may use derivatives, including stock options, country index futures and swaps or currency forwards, to (1) manage country and currency exposure as a substitute for holding securities directly or (2) facilitate the implementation of its investment strategy. The Fund may also enter into spot and forward currency contracts to facilitate settlement of securities transactions.

Some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. Therefore, when a money manager believes it is appropriate to do so, the Fund may invest in synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants, or may invest in equity linked notes.

The Fund may invest in rights, warrants and convertible securities. The Fund may also invest in other investment companies, including registered mutual funds or exchange traded funds.

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell Emerging Markets Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in emerging market companies. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund principally invests in equity securities, including common stock and preferred stock, of companies that are economically tied to countries with emerging markets, and in depositary receipts. These companies are referred to as “emerging market companies.” The Fund invests in large, medium and small capitalization companies. However, the money managers do not select stocks based on the capitalization size of a company but rather on the relative attractiveness of the investment opportunity. The Fund’s securities are denominated principally in foreign currencies and are typically held outside the U.S. The Fund seeks to maintain a broadly diversified exposure to emerging market countries and ordinarily will invest in the securities of issuers economically tied to at least ten different emerging market countries.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a “multi-style, multi-manager” approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo who employ distinct investment styles and different investment approaches. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund uses the following principal investment styles intended to complement one another:

  Growth Style emphasizes investments in equity securities of companies a money manager believes have above-average earnings growth prospects.
  Value Style emphasizes investments in equity securities of companies that a money manager believes to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.
  Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include country weightings, capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum, and may also incorporate quantitative investment models in its process.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps, forwards or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

A money manager may seek to protect its investments for the Fund against adverse currency exchange rate changes by purchasing forward currency contracts. These contracts enable a money manager to “lock in” the U.S. dollar price of a security that it plans to buy or sell.  A money manager may purchase or sell foreign currencies, mainly through the use of forward currency contracts, for speculative purposes based on the money manager’s judgment regarding the direction of the market for a particular foreign currency or currencies.

The Fund may purchase depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may purchase depositary receipts where an ADR, GDR or EDR provides better access to markets and more liquidity than the underlying security. An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. An EDR is issued in Europe typically by foreign banks and trust companies and evidences ownership of either foreign or domestic securities. The Fund typically invests in sponsored ADRs, GDRs and EDRs but may also invest in unsponsored ADRs, GDRs and EDRs.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

As a general rule, the Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

As of May 31, 2011, the market capitalization of companies in the Fund’s benchmark, the Russell Emerging Markets Index, an index which includes large, medium and small capitalization companies, ranged from approximately $305 billion to $262 million. The Fund may invest in companies and countries not included within the Russell Emerging Markets Index.

In determining if a security is economically tied to an emerging market country, the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to an emerging market country based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated, where an issuer’s primary exchange is located or more than 50% of the company’s assets are located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to emerging market countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to an emerging market country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is economically tied to an emerging market country as described above.

Non-Principal Investment Strategies

The Fund may use derivatives, including stock options, country index futures and swaps or currency forwards, to (1) manage country and currency exposure as a substitute for holding securities directly or (2) facilitate the implementation of its investment strategy. The Fund may also enter into spot and forward currency contracts to facilitate settlement of securities transactions.

Some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. Therefore, when a money manager believes it is appropriate to do so, the Fund may invest in synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants, or may invest in equity linked notes.

The Fund may invest in pooled investment vehicles, such as other investment companies or exchange traded funds, which have broader or more efficient access to shares of emerging market companies in certain countries but which may involve a further layering of expenses. By investing in pooled investment vehicles indirectly through the Fund, a shareholder will bear expenses of the pooled investment vehicles in addition to expenses of the Fund.

The Fund may invest in equity securities of U.S. or other developed market companies, rights, warrants and convertible securities.

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell Tax-Managed U.S. Large Cap Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth on an after-tax basis.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in large capitalization companies economically tied to the U.S. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in common stocks of large capitalization U.S. companies.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a “multi-style, multi-manager” approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo who employ distinct investment styles. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund uses the following principal investment styles intended to complement one another:

  Growth Style emphasizes investments in equity securities of companies a money manager believes have above-average earnings growth prospects.
  Value Style emphasizes investments in equity securities of companies that a money manager believes to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.
  Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.

The Fund seeks to realize capital growth while considering shareholder tax consequences arising from the Fund’s portfolio management activities. In its attention to the tax consequences of its investment decisions, the Fund differs from most equity mutual funds, which are managed to maximize pre-tax total return without regard to whether their portfolio management activities result in taxable distributions to shareholders.

The Fund is designed for long-term investors who seek to reduce the impact of taxes on their investment returns. The Fund is not designed for short-term investors or for tax-deferred investment vehicles such as IRAs and 401(k) plans.

The Fund selects and holds portfolio securities based on its assessment of their potential for long-term total returns. The Fund principally strives to realize the majority of its returns as long-term capital gains under U.S. tax laws. To do so, the Fund typically buys stocks with the intention of holding them long enough to qualify for long-term capital gains tax treatment. Stocks may, however, be sold at a point where short-term capital gains are realized if one of the Fund’s money managers believes it is most appropriate in that case to do so. The Fund will also at times engage in active tax management through taxable gain and loss harvesting activities.

If large shareholder redemptions occur unexpectedly, the Fund could be required to sell portfolio securities resulting in its realization of net capital gains. This could temporarily reduce the Fund’s tax efficiency. Over time, the Fund may hold individual securities that have appreciated so significantly that it would be difficult for the Fund to sell them without realizing net capital gains. Transitions between money managers may also require the sale of portfolio securities resulting in the Fund realizing net capital gains. Corporate actions, such as mergers or acquisitions, related to portfolio securities held by the Fund may also result in the realization of capital gains.

When a shareholder redeems the Fund’s Shares, the Fund could be required to sell portfolio securities resulting in its realization of net capital gains, impacting all shareholders. The Fund believes that multiple purchases and redemptions of

Fund Shares by individual shareholders could adversely affect the Fund’s strategy of tax-efficiency and could reduce its ability to contain costs. The Fund further believes that short-term investments in the Fund are inconsistent with its long-term strategy. For this reason, the Fund will apply its general right to refuse any purchases by rejecting purchase orders from investors whose patterns of purchases and redemptions in the Fund are inconsistent with the Fund’s strategy.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another, and attempts to choose money managers and allocate portfolio holdings to money managers in a way which is expected to help the Fund to provide long-term capital growth on an after-tax basis. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum, and may also incorporate quantitative investment models in its process.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may invest in non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. The Fund typically invests in sponsored ADRs or GDRs but may also invest in unsponsored ADRs or GDRs.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, generate offsetting losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines large capitalization stocks as stocks of those companies represented by the S&P 500® Index or within the capitalization range of the S&P 500® Index as measured at its most recent reconstitution. On December 31, 2011, the market capitalization of these companies ranged from approximately $1.22 billion to $406.27 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies not included within the S&P 500® Index.

In determining if a security is economically tied to the U.S., the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to the U.S. based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to the U.S. if the underlying assets of the derivatives are (i) U.S. currency (or baskets or indexes of such currency); (ii) instruments or securities that are issued by the U.S. government or by an issuer economically tied to the U.S.; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to the U.S. as described above.

Non-Principal Investment Strategies

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may invest in preferred stocks, small capitalization stocks, rights, warrants and convertible securities. The Fund may also invest a limited amount in equity securities of non-U.S. companies, including emerging markets equity securities.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell Tax-Managed U.S. Mid & Small Cap Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth on an after-tax basis.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in medium and small capitalization companies economically tied to the U.S. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in common stocks of medium and small capitalization U.S. companies.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a “multi-style, multi-manager”

approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo who employ distinct investment styles. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund uses the following principal investment styles intended to complement one another:

  Growth Style emphasizes investments in equity securities of companies a money manager believes have above-average earnings growth prospects.
  Value Style emphasizes investments in equity securities of companies that a money manager believes to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.
  Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.

The Fund seeks to realize capital growth while considering shareholder tax consequences arising from the Fund’s portfolio management activities. In its attention to the tax consequences of its investment decisions, the Fund differs from most equity mutual funds, which are managed to maximize pre-tax total return without regard to whether their portfolio management activities result in taxable distributions to shareholders.

The Fund is designed for long-term investors who seek to reduce the impact of taxes on their investment returns. The Fund is not designed for short-term investors or for tax-deferred investment vehicles such as IRAs and 401(k) plans.

The Fund selects and holds portfolio securities based on its assessment of their potential for long-term total returns. The Fund principally strives to realize the majority of its returns as long-term capital gains under U.S. tax laws. To do so, the Fund typically buys stocks with the intention of holding them long enough to qualify for long-term capital gains tax treatment. Stocks may, however, be sold at a point where short-term capital gains are realized if one of the Fund’s money managers believes it is most appropriate in that case to do so. The Fund will also at times engage in active tax management through taxable gain and loss harvesting activities.

If large shareholder redemptions occur unexpectedly, the Fund could be required to sell portfolio securities resulting in its realization of net capital gains. This could temporarily reduce the Fund’s tax efficiency. Over time, the Fund may hold individual securities that have appreciated so significantly that it would be difficult for the Fund to sell them without realizing net capital gains. Transitions between money managers may also require the sale of portfolio securities resulting in the Fund realizing net capital gains. Corporate actions, such as mergers or acquisitions, related to portfolio securities held by the Fund may also result in the realization of capital gains.

When a shareholder redeems the Fund’s Shares, the Fund could be required to sell portfolio securities resulting in its realization of net capital gains, impacting all shareholders. The Fund believes that multiple purchases and redemptions of Fund Shares by individual shareholders could adversely affect the Fund’s strategy of tax-efficiency and could reduce its ability to contain costs. The Fund further believes that short-term investments in the Fund are inconsistent with its long-term strategy. For this reason, the Fund will apply its general right to refuse any purchases by rejecting purchase orders from investors whose patterns of purchases and redemptions in the Fund are inconsistent with the Fund’s strategy.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another, and attempts to choose money managers and allocate portfolio holdings to money managers in a way which is expected to help the Fund to provide long-term capital growth on an after-tax basis. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum, and may also incorporate quantitative investment models in its process.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may invest in non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. The Fund typically invests in sponsored ADRs or GDRs but may also invest in unsponsored ADRs or GDRs.

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, generate offsetting losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines medium and small capitalization stocks as stocks of those companies represented by the Russell 2500™ Index or within the capitalization range of the Russell 2500™ Index as measured at its most recent reconstitution. On May 31, 2011, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $130 million to $7.12 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies not included within the Russell 2500™ Index.

In determining if a security is economically tied to the U.S., the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to the U.S. based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to the U.S. if the underlying assets of the derivatives are (i) U.S. currency (or baskets or indexes of such currency); (ii) instruments or securities that are issued by the U.S. government or by an issuer economically tied to the U.S.; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to the U.S. as described above.

Non-Principal Investment Strategies

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

The Fund may invest in preferred stocks, micro capitalization stocks, rights, warrants and convertible securities. The Fund may also invest a limited amount in equity securities of non-U.S. companies, including emerging markets equity securities.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell Global Opportunistic Credit Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide total return.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in bonds. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. Bonds are fixed income securities representing debt obligations that typically require the issuer to repay the bondholders the principal amount borrowed and generally to pay interest. The Fund considers bonds to include fixed income equivalent instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Under normal market conditions, the Fund will invest at least 30%, and may invest up to 100%, of its assets in securities of issuers economically tied to non-U.S. countries.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs multiple money managers unaffiliated with RIMCo, each with its own investment style. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers not affiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund may use the following principal investment styles intended to complement one another:

  Enhanced Core Style employs a limited subset of fully discretionary fixed income strategies with a relatively lower level of risk.
  Fully Discretionary Style utilizes the broadest set of fixed income strategies that includes, but is not limited to, sector rotation style and interest rate, credit quality or country and currency strategies.
  Sector Specialist Style emphasizes security and/or sub-sector selection within a particular sector (e.g., structured debt, corporate debt or currency).

The Fund invests in various tactical global bond opportunities including high yield fixed income securities, emerging markets debt securities (including Brady Bonds), corporate debt securities, Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations), government securities (including non-U.S. and emerging markets sovereign debt) and investment grade fixed income securities. The Fund invests across the globe and the money managers select securities which they believe have favorable risk/return characteristics regardless of the country a company is economically tied to. The Fund may invest without limitation in securities denominated in foreign currencies, in U.S. dollar-denominated securities of foreign issuers and in developed and emerging markets debt securities. The Fund also purchases loans and other direct indebtedness entitling the Fund to payments of interest, principal and/or other amounts due under the structure of the loan or other indebtedness. Although the Fund expects to maintain an intermediate- to long-weighted average maturity, there are no maturity restrictions on the overall portfolio or on individual securities.

The Fund may invest, without limitation, in debt securities that are rated below investment grade (commonly referred to as high-yield or “junk bonds”) as determined by one or more nationally recognized securities rating organizations or in unrated securities judged by the money manager to be of comparable quality. Junk bonds, and to a lesser extent other types of bonds, may be purchased at a discount and thereby provide opportunities for capital appreciation. The Fund invests a significant portion of its assets in high-yield bonds and may invest in the lowest-rated bonds, including those in default.

The Fund may purchase and sell currency futures and options on currency futures, forward currency contracts, currency swaps and currency spot and options contracts for speculative purposes based on a money manager’s judgment regarding the direction of the market for a particular foreign currency or currencies.  The Fund’s currency investments may seek returns through the identification of global macroeconomic and investment themes that impact financial markets, including themes specific to the currency market (e.g., exchange rate valuation), themes from other markets (such as equity, interest rate or commodity markets), or themes that relate to domestic or global economic events or external shocks (such as political events or natural disasters). The Fund may also utilize these instruments to seek to protect its investments, or hedge, against adverse currency exchange rate changes by “locking in” the U.S. dollar price of a security that it plans to buy or sell. The Fund may use correlated currencies or a basket of correlated currencies to hedge currency exposure that may be too costly to hedge directly or otherwise difficult to hedge for reasons such as capital controls.

The Fund invests in certain types of derivative instruments. The Fund’s investments in derivative transactions may be intended to take short exposures. The Fund may purchase and sell futures contracts, including interest rate and Treasury futures, and enter into options, when-issued transactions (also called forward commitments), swap agreements (including interest rate and currency swaps) or swaptions (1) as a substitute for holding securities directly, (2) for hedging purposes, (3) to take a net short position with respect to certain issuers, sectors or markets, (4) to facilitate the implementation of its investment strategy, or (5) to adjust the interest rate sensitivity and duration of the Fund’s portfolio. The Fund may buy or sell credit default swaps or other credit derivatives as an alternative to buying or selling the debt securities themselves or otherwise to increase the Fund’s total return. Credit default swaps resemble insurance contracts in that the seller of the swap provides the buyer with protection against specific risks of the issuer, such as defaults and bankruptcies, in exchange for a premium from the buyer. The Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and the principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. The Fund may also enter into spot and forward currency contracts to facilitate settlement of securities transactions.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include portfolio biases, credit quality allocations, magnitude of sector shifts and duration movements. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another.

RIMCo may manage assets directly to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures in either a tactical and temporary or strategic and permanent way with the goal to increase or decrease factor exposures (such as sector exposure, style exposure, industry exposure, currency exposure, country risk, credit exposure, mortgage exposure, yield curve positioning or interest rates) or offset undesired benchmark relative over or under weights by purchasing a portfolio of fixed income securities and derivatives (including swaps, forwards and futures) that it believes will achieve the desired outcome. RIMCo may (1) pursue a passive index replication or sampling strategy by selecting an existing index or a subset of an existing index which, in aggregate, represents the desired exposure or (2) utilize either a proprietary or third party quantitative model to identify a portfolio of fixed income securities, derivatives or currencies which, in the aggregate, provide the desired exposure. RIMCo may also enter into foreign exchange currency forwards to hedge currency exposure from a money manager’s investment in fixed income securities denominated in local currency. If RIMCo determines that there is no current need to change the Fund’s factor exposures or benchmark relative over or under weights, RIMCo may re-allocate these assets to the money managers.

Additionally, while RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as duration. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps, forwards or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs. The Fund may have a relatively high cash reserve balance to enable effective management of cash flows in light of anticipated relatively high price volatility of the Fund’s holdings. The Fund may hold additional cash in connection with its investment strategy.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash to changes in market/sector returns by purchasing fixed income securities and/or derivatives (also known as “equitization”), which typically include total return swaps and index credit default swaps. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize exchange traded fixed income futures contracts and swaps in order to reduce market exposure. Cash not utilized to gain full market exposure is invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

Some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. Therefore, when a money manager believes it is appropriate to do so, the Fund may invest in synthetic foreign fixed income securities, which may be referred to as local access products or participation notes.

The Fund may invest in credit linked notes, which are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a “reference instrument”). The Fund may also invest in credit options, which are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

Some of the securities in which the Fund invests are supported by credit and liquidity enhancements from third parties. These enhancements may include letters of credit from foreign or domestic banks.

The Fund is classified as a “non-diversified fund” under the Investment Company Act which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. The non-diversified status provides the Fund with greater investment flexibility and to take larger positions in one or more issuers.

The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day).

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

In determining if a security is economically tied to a non-U.S. country, the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to a non-U.S. country based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments or by a non-U.S. issuer as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is a non-U.S. issuer as described above.

Non-Principal Investment Strategies

The Fund may invest in preferred stocks, rights, warrants and convertible securities. Also, in connection with reorganizing or restructuring of an issuer or its capital structure, an issuer may issue common stock or other securities to holders of debt instruments. The Fund may hold such common stock and other securities even though it does not ordinarily purchase such securities. The Fund may also invest in municipal debt obligations.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell Strategic Bond Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide current income, and as a secondary objective, capital appreciation.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in bonds. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. Bonds are fixed income securities representing debt obligations that typically require the issuer to repay the bondholders the principal amount borrowed and generally to pay interest. The Fund considers bonds to include fixed income equivalent instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs multiple money managers unaffiliated with RIMCo, each with its own investment style. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers not affiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund may use the following principal investment styles intended to complement one another:

  Enhanced Core Style employs a limited subset of fully discretionary fixed income strategies with a relatively lower level of risk.
  Fully Discretionary Style utilizes the broadest set of fixed income strategies that includes, but is not limited to, sector rotation style and interest rate, credit quality or country and currency strategies.
  Sector Specialist Style emphasizes security and/or sub-sector selection within a particular sector (e.g., structured debt, corporate debt or currency).

The Fund invests in securities of issuers in a variety of sectors of the fixed income market. For example, the money managers may identify sectors of the fixed income market that they believe are undervalued and focus their investments in those sectors. These sectors will differ over time. A money manager may attempt to anticipate shifts in interest rates and hold securities it expects to perform well in relation to market indexes as a result of such shifts. The Fund typically holds proportionately fewer U.S. Treasury obligations than are represented in the Barclays Capital U.S. Aggregate Bond Index.

The Fund invests in mortgage related securities including mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, mortgage pass-through securities, to be announced (“TBA”) securities, interest only mortgage-backed securities, principal only mortgage-backed securities and mortgage dollar rolls, that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. A dollar roll is the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. By investing in mortgage related securities, the Fund has exposure to non-agency mortgage backed securities, which may include Alternative A (“Alt-A”) paper, subprime and/or non-conforming mortgages. The Fund also invests in asset-backed securities, which may include, among others, credit card, automobile loan and/or home equity line of credit receivables, and collateralized loan obligations.

The Fund invests in U.S. and non-U.S. corporate debt securities, Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations), fixed income securities issued or guaranteed by the U.S. government (including Treasury Inflation Protected Securities and zero coupon securities) or by non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future.

The Fund may invest up to 25% of its assets in debt securities that are rated below investment grade (commonly referred to as high-yield or “junk bonds”) as determined by one or more nationally recognized securities rating organizations or in unrated securities judged by the money manager to be of comparable quality. Junk bonds, and to a lesser extent other types of bonds, may be purchased at a discount and thereby provide opportunities for capital appreciation.

The Fund may purchase and sell currency futures and options on currency futures, forward currency contracts, currency swaps and currency spot and options contracts for speculative purposes based on a money manager’s judgment regarding the direction of the market for a particular foreign currency or currencies.  The Fund’s currency investments may seek returns through the identification of global macroeconomic and investment themes that impact financial markets, including themes specific to the currency market (e.g., exchange rate valuation), themes from other markets (such as equity, interest rate or commodity markets), or themes that relate to domestic or global economic events or external shocks (such as political events or natural disasters). The Fund may also utilize these instruments to seek to protect its investments, or hedge, against adverse currency exchange rate changes by “locking in” the U.S. dollar price of a security that it plans to buy or sell.

The Fund invests in certain types of derivative instruments. The Fund’s investments in derivative transactions may be intended to take short exposures. The Fund may purchase and sell futures contracts, including interest rate and Treasury futures, and enter into options, when-issued transactions (also called forward commitments), swap agreements (including interest rate swaps) or swaptions (1) as a substitute for holding securities directly, (2) for hedging purposes, (3) to take a net short position with respect to certain issuers, sectors or markets, (4) to facilitate the implementation of its investment strategy, or (5) to adjust the interest rate sensitivity and duration of the Fund’s portfolio. The Fund may buy or sell credit default swaps or other credit derivatives as an alternative to buying or selling the debt securities themselves or otherwise to increase the Fund’s total return. Credit default swaps resemble insurance contracts in that the seller of the swap provides the buyer with protection against specific risks of the issuer, such as defaults and bankruptcies, in exchange for a premium from the buyer. The Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and the principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities.

The duration of the Fund’s portfolio typically ranges within 20% of the duration of the Barclays U.S. Aggregate Bond Index, which was 4.88 years as of December 31, 2011, but may vary up to 35% from the Index’s duration. The Fund has no restrictions on individual security duration. Duration is a measure of a bond price’s sensitivity to a change in interest rates. Interest rates are currently at historical lows and are likely to increase at some time in the future. In general, as interest rates rise, the value of the bonds held in the Fund will tend to decline, and, as interest rates fall, the value of the bonds held in the Fund will tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations. Variable and floating rate securities are generally less sensitive to interest rate changes.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

The Fund’s investments may include variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates.

The Fund purchases loans and other direct indebtedness entitling the Fund to payments of interest, principal and/or other amounts due under the structure of the loan or other indebtedness.

The Fund invests in non-U.S. debt securities, including developed and emerging market debt securities, some of which may be non-U.S. dollar denominated.

Some of the securities in which the Fund invests are supported by credit and liquidity enhancements from third parties. These enhancements may include letters of credit from foreign or domestic banks.

The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day).

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include portfolio biases, magnitude of sector shifts and duration movements. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as duration. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps, forwards or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs. The Fund may hold additional cash in connection with its investment strategy.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash to changes in interest rates or market/sector returns by purchasing fixed income securities and/or derivatives (also known as “equitization”), which typically include exchange traded fixed income futures contracts and swaps. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize exchange traded fixed income futures contracts and swaps in order to reduce market exposure. Cash not utilized to gain full market exposure is invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

Non-Principal Investment Strategies

The Fund may invest in other investment companies and pooled investment vehicles. By investing in pooled investment vehicles indirectly through the Fund, a shareholder will bear expenses of the pooled investment vehicles in addition to expenses of the Fund. The Fund may invest in municipal debt obligations.

The Fund may invest in non-U.S. debt securities and bonds issued through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring, also known as Brady Bonds.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell Investment Grade Bond Fund

Investment Objective (Fundamental)

The Fund seeks to provide current income and the preservation of capital.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in investment grade bonds. The Fund is required to provide 60 days’

notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. Bonds are fixed income securities representing debt obligations that typically require the issuer to repay the bondholders the principal amount borrowed and generally to pay interest. The Fund considers bonds to include fixed income equivalent instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

The Fund will invest principally in securities of “investment grade” quality at the time of purchase, meaning either that a nationally recognized statistical rating organization (for example, Moody’s Investor Service, Inc., Standard & Poor’s Rating Service, or Fitch Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or a Fund’s money manager has determined the securities to be of comparable quality. However, higher rated debt securities, including investment grade bonds, are also subject to volatility and a risk of default.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs multiple money managers unaffiliated with RIMCo, each with its own investment style. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers not affiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund may use the following principal investment styles intended to complement one another:

  Enhanced Core Style employs a limited subset of fully discretionary fixed income strategies with a relatively lower level of risk.
  Fully Discretionary Style utilizes the broadest set of fixed income strategies that includes, but is not limited to, sector rotation style and interest rate, credit quality or country and currency strategies.
  Sector Specialist Style emphasizes security and/or sub-sector selection within a particular sector (e.g., structured debt, corporate debt or currency).

The Fund invests in securities of issuers in a variety of sectors of the fixed income market. For example, the money managers may identify sectors of the fixed income market that they believe are undervalued and focus their investments in those sectors. These sectors will differ over time. To a lesser extent, the Fund may attempt to anticipate shifts in interest rates and hold securities that the Fund expects to perform well in relation to market indexes as a result of such shifts. However, a portion of the Fund’s assets may be allocated to money managers who focus specifically on security selection rather than sector rotation and interest rate strategies. Additionally, the Fund typically holds proportionately fewer U.S. Treasury obligations than are represented in the Barclays Capital U.S. Aggregate Bond Index.

The Fund invests in mortgage related securities including mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, mortgage pass-through securities, to be announced (“TBA”) securities, interest only mortgage-backed securities, principal only mortgage-backed securities and mortgage dollar rolls, that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. A dollar roll is the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. By investing in mortgage related securities, the Fund has exposure to non-agency mortgage backed securities, which may include Alternative A (“Alt-A”) paper, subprime and/or non-conforming mortgages. The Fund also invests in asset-backed securities, which may include, among others, credit card, automobile loan and/or home equity line of credit receivables, and collateralized loan obligations.

The Fund invests in U.S. and non-U.S. corporate debt securities, Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations), fixed income securities issued or guaranteed by the U.S. government (including Treasury Inflation Protected Securities and zero coupon securities) or by non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future.

The Fund may purchase and sell currency futures and options on currency futures, forward currency contracts, currency swaps and currency spot and options contracts for speculative purposes based on a money manager’s judgment regarding the direction of the market for a particular foreign currency or currencies.  The Fund’s currency investments may seek returns through the identification of global macroeconomic and investment themes that impact financial markets, including themes specific to the currency market (e.g., exchange rate valuation), themes from other markets (such as equity, interest rate or commodity markets), or themes that relate to domestic or global economic events or external shocks (such as political events or natural disasters). The Fund may also utilize these instruments to seek to protect its investments, or hedge, against adverse currency exchange rate changes by “locking in” the U.S. dollar price of a security that it plans to buy or sell.

The Fund invests in certain types of derivative instruments. The Fund’s investments in derivative transactions may be intended to take short exposures. The Fund may purchase and sell futures contracts, including interest rate and Treasury futures, and enter into options, when-issued transactions (also called forward commitments), swap agreements (including interest rate swaps) or swaptions (1) as a substitute for holding securities directly, (2) for hedging purposes, (3) to take a net short position with respect to certain issuers, sectors or markets, (4) to facilitate the implementation of its investment strategy, or (5) to adjust the interest rate sensitivity and duration of the Fund’s portfolio. The Fund may buy or sell credit default swaps or other credit derivatives as an alternative to buying or selling the debt securities themselves or otherwise to increase the Fund’s total return. Credit default swaps resemble insurance contracts in that the seller of the swap provides the buyer with protection against specific risks of the issuer, such as defaults and bankruptcies, in exchange for a premium from the buyer. The Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and the principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities.

The duration of the Fund’s portfolio typically ranges within 20% of the duration of the Barclays U.S. Aggregate Bond Index, which was 4.88 years as of December 31, 2011, but may vary up to 25% from the Index’s duration. The Fund has no restrictions on individual security duration. Duration is a measure of a bond price’s sensitivity to a change in interest rates. Interest rates are currently at historical lows and are likely to increase at some time in the future. In general, as interest rates rise, the value of the bonds held in the Fund will tend to decline, and, as interest rates fall, the value of the bonds held in the Fund will tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations. Variable and floating rate securities are generally less sensitive to interest rate changes.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

The Fund’s investments may include variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates.

The Fund purchases loans and other direct indebtedness entitling the Fund to payments of interest, principal and/or other amounts due under the structure of the loan or other indebtedness.

The Fund invests in non-U.S. debt securities, including developed and emerging market debt securities, some of which may be non-U.S. dollar denominated.

Some of the securities in which the Fund invests are supported by credit and liquidity enhancements from third parties. These enhancements may include letters of credit from foreign or domestic banks.

The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day).

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include portfolio biases, magnitude of sector shifts and duration movements. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as duration. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps, forwards or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs. The Fund may hold additional cash in connection with its investment strategy.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash to changes in interest rates or market/sector returns by purchasing fixed income securities and/or derivatives (also known as “equitization”), which typically include exchange traded fixed income futures contracts and swaps. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize exchange traded fixed income futures contracts and swaps in order to reduce market exposure. Cash not utilized to gain full market exposure is invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

Non-Principal Investment Strategies

The Fund may invest in other investment companies and pooled investment vehicles. By investing in pooled investment vehicles indirectly through the Fund, a shareholder will bear expenses of the pooled investment vehicles in addition to expenses of the Fund. The Fund may invest in municipal debt obligations.

The Fund may invest in non-U.S. debt securities and bonds issued through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring, also known as Brady Bonds.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell Short Duration Bond Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide current income and preservation of capital with a focus on short duration securities.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in bonds. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. Bonds are fixed income securities representing debt obligations that typically require the issuer to repay the bondholders the principal amount borrowed and generally to pay interest. The Fund considers bonds to include fixed income equivalent instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

The Fund defines short duration as a duration ranging from 0.5 to 3.0 years. The duration of the Fund’s portfolio typically ranges within 30% of the duration of the BofA Merrill Lynch 1-3 Yr US Treasuries Index, which was 1.89 years as of December 31, 2011, but may vary up to 50% from the Index’s duration. The Fund has no restrictions on individual security duration. Duration is a measure of a bond price’s sensitivity to a change in interest rates. Interest rates are currently at historical lows and are likely to increase at some time in the future. In general, as interest rates rise, the value of the bonds held in the Fund will tend to decline, and, as interest rates fall, the value of the bonds in the Fund will tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations. Variable and floating rate securities are generally less sensitive to interest rate changes.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs multiple money managers unaffiliated with RIMCo, each with its own investment style. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers not affiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund may use the following principal investment styles intended to complement one another:

  Enhanced Core Style employs a limited subset of fully discretionary fixed income strategies with a relatively lower level of risk.
  Fully Discretionary Style utilizes the broadest set of fixed income strategies that includes, but is not limited to, sector rotation style and interest rate, credit quality or country and currency strategies.
  Sector Specialist Style emphasizes security and/or sub-sector selection within a particular sector (e.g., structured debt, corporate debt or currency).

The Fund invests in securities of issuers in a variety of sectors of the fixed income market. For example, the money managers may identify sectors of the fixed income market that they believe are undervalued and focus their investments in those sectors. These sectors will differ over time. To a lesser extent, the Fund may attempt to anticipate shifts in interest rates and hold securities that the Fund expects to perform well in relation to market indexes as a result of such shifts. Additionally, the Fund typically holds significantly fewer U.S. Treasury obligations than are represented in the BofA Merrill Lynch 1-3 Yr US Treasuries Index.

The Fund invests in mortgage related securities including mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, mortgage pass-through securities, to be announced (“TBA”) securities, interest only mortgage-backed securities, principal only mortgage-backed securities and mortgage dollar rolls, that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. A dollar roll is the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. By investing in mortgage related securities, the Fund has exposure to non-agency mortgage backed securities, which may include Alternative A (“Alt-A”) paper, subprime and/or non-conforming mortgages. The Fund also invests in asset-backed securities, which may include, among others, credit card, automobile loan and/or home equity line of credit receivables, and collateralized loan obligations.

The Fund invests in U.S. and non-U.S. corporate debt securities, Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations), fixed income securities issued or guaranteed by the U.S. government (including Treasury Inflation Protected Securities and zero coupon securities) or by non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future.

The Fund may invest up to 15% of its assets in debt securities that are rated below investment grade (commonly referred to as high-yield or “junk bonds”) as determined by one or more nationally recognized securities rating organizations or in unrated securities judged by the money manager to be of comparable quality. Junk bonds, and to a lesser extent other types of bonds, may be purchased at a discount and thereby provide opportunities for capital appreciation.

The Fund invests in certain types of derivative instruments. The Fund’s investments in derivative transactions may be intended to take short exposures. The Fund may purchase and sell futures contracts, including interest rate, foreign currency and Treasury futures, and enter into options, when-issued transactions (also called forward commitments), forward foreign currency contracts, swap agreements (including interest rate swaps) or swaptions (1) as a substitute for holding securities directly, (2) for hedging purposes, (3) to take a net short position with respect to certain issuers, sectors or markets, (4) to facilitate the implementation of its investment strategy, or (5) to adjust the interest rate sensitivity and duration of the Fund’s portfolio. The Fund may buy or sell credit default swaps or other credit derivatives as an alternative to buying or selling the debt securities themselves or otherwise to increase the Fund’s total return. Credit default swaps resemble insurance contracts in that the seller of the swap provides the buyer with protection against specific risks of the issuer, such as defaults and bankruptcies, in exchange for a premium from the buyer. The Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and the principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

The Fund’s investments may include variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates.

The Fund purchases loans and other direct indebtedness entitling the Fund to payments of interest, principal and/or other amounts due under the structure of the loan or other indebtedness.

The Fund invests in non-U.S. debt securities, including developed and emerging market debt securities, some of which may be non-U.S. dollar denominated.

The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day).

Some of the securities in which the Fund invests are supported by credit and liquidity enhancements from third parties. These enhancements may include letters of credit from foreign or domestic banks.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include portfolio biases, magnitude of sector shifts and duration movements. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as duration. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps, forwards or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash to changes in interest rates or market/sector returns by purchasing fixed income securities and/or derivatives (also known as “equitization”), which typically include exchange traded fixed income futures contracts and swaps. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize exchange traded fixed income futures contracts and swaps in order to reduce market exposure. Cash not utilized to gain full market exposure is invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

Non-Principal Investment Strategies

The Fund may invest in other investment companies and pooled investment vehicles. By investing in pooled investment vehicles indirectly through the Fund, a shareholder will bear expenses of the pooled investment vehicles in addition to expenses of the Fund. The Fund may invest in municipal debt obligations.

The Fund may invest in non-U.S. debt securities and bonds issued through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring, also known as Brady Bonds.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell Tax Exempt Bond Fund

Investment Objective (Fundamental)

The Fund seeks to provide federal tax-exempt current income consistent with the preservation of capital. The Fund will invest, under normal circumstances, at least 80% of the value of its assets in investments the income from which is exempt from federal income tax.

Principal Investment Strategies

The Fund has a fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in investments the income from which is exempt from federal income tax. This fundamental policy can only be changed by a vote of the shareholders of the Fund. The 80% investment requirement applies at the time the Fund invests its assets. Currently, the Fund does not intend to invest in debt obligations the interest on which is subject to the alternative minimum tax.

The Fund invests principally in investment grade municipal debt obligations providing federal tax-exempt interest income. Specifically, these obligations are debt obligations issued by states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities to obtain funds to support special government needs or special projects. An investment grade quality obligation is one that either a nationally recognized statistical rating organization (for example, Moody’s Investor Service, Inc, Standard & Poor’s Rating Service or Fitch Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or a Fund’s money manager has determined the securities to be of comparable quality. However, higher rated debt obligations, including investment grade municipal debt obligations, may also be subject to volatility and a risk of default.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Funds, including developing the investment program for each Fund. The Fund employs multiple money managers unaffiliated with RIMCo, each with its own expertise in the municipal bond market. RIMCo selects, subject to the approval of the Funds’ Board of Trustees, money managers for the Funds, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Funds’ money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of each Fund’s assets to multiple money managers not affiliated with RIMCo. RIMCo manages the portion of each Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include a Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of a Fund during transitions between money managers.

The Fund may use the following principal investment styles intended to complement one another:

  Enhanced Core Style employs a limited subset of fully discretionary fixed income strategies with a relatively lower level of risk.
  Fully Discretionary Style utilizes the broadest set of fixed income strategies that includes, but is not limited to, sector rotation style and interest rate, credit quality or country and currency strategies.
  Sector Specialist Style emphasizes security and/or sub-sector selection within a particular sector (e.g., structured debt, corporate debt or currency).

The Fund may invest up to 10% of its assets in municipal debt securities that are rated below investment grade (commonly referred to as high-yield or “junk bonds”) as determined by one or more nationally recognized securities rating organizations or in unrated securities judged by the money manager to be of comparable quality. The Fund may also invest in Eurodollar futures.

The duration of the Fund’s portfolio typically ranges within 10% of the duration of the Barclays Municipal 1-10 Yr Blend (1-12) Index, which was 4.14 years as of December 31, 2011, but may vary up to 25% from the Index’s duration. The Fund has no restrictions on individual security duration. Duration is a measure of a bond price’s sensitivity to a change in interest rates. Interest rates are currently at historical lows and will, at some time in the future, increase. In general, as interest rates rise, the value of the bonds held in the Fund will tend to decline, and, as interest rates fall, the value of the bonds in the Fund will tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day).

Some of the securities in which the Fund invests are supported by credit and liquidity enhancements from third parties. These enhancements may include letters of credit from foreign or domestic banks.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include portfolio biases, magnitude of sector shifts and duration movements. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as duration. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps, forwards or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income. Dividends from the Fund’s investments in the unregistered fund and other taxable instruments are treated as taxable income by the Fund’s shareholders. The Fund may increase its cash reserves for risk management purposes, in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

Non-Principal Investment Strategies

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell Commodity Strategies Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term total return.

Principal Investment Strategies

The Fund invests directly, and/or indirectly through a wholly-owned subsidiary, in commodity index-linked securities, other commodity-linked securities, derivative instruments, cash and fixed income securities that together are intended to provide exposure to the performance of the collateralized commodity futures market, and in other debt instruments. The Fund’s portfolio is designed to provide exposure to the investment return of assets that trade in the commodities markets without direct investment in physical commodities. As the Fund will have no physical investments in commodities, substantially all of the Fund’s exposures to commodities will be through cash-settled derivative contracts, including exchange-traded futures contracts, over-the-counter total return swap contracts or structured notes that embed derivative contracts related to commodities.

The Fund seeks to provide exposure to the commodities markets. It is designed to generally achieve positive performance relative to that of the Dow Jones – UBS Commodity Index Total Return (“DJ-UBS Index”), although there can be no guarantee that this positive performance will be achieved. The DJ-UBS Index is a broadly diversified futures index composed of futures contracts on 20 physical commodities. Currently, five energy products, six metals and nine agricultural products are represented in the index. The reconstitution of the DJ-UBS Index is implemented annually in January. The Fund may in the future seek to achieve positive performance relative to that of a different diversified commodities futures index. There may be significant variances in the composition and returns among different commodity indexes.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo whose approaches are intended to complement one another. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach and expected return potential relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics may include portfolio biases, sector focus, the degree to which investment decisions are driven by quantitative or fundamental inputs, the extent of spread or contract maturity active positions versus the stated benchmark, the degree of over or under-weights in commodities or commodity sectors, the degree to which timing of futures trades varies from that of the benchmark and the approach to collateral management. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

The Fund gains exposure to the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). Shares of the Subsidiary are not offered to any investors other than the Fund. Investing in the Subsidiary allows the Fund to achieve greater exposure to the commodities markets than would otherwise be possible because of U.S. tax law requirements. The Subsidiary is advised by RIMCo and has the same investment objective and money managers as the Fund. Employees of RIMCo serve as directors of the Subsidiary. While the Subsidiary pursues an investment program similar to that of the Fund, it may invest in commodity index-linked securities and other commodity-linked securities and derivative instruments, such as swaps and futures, that provide exposure to the performance of the commodities markets without being subject to some of the limitations the Fund is subject to. The Subsidiary may also invest in fixed income instruments. Although the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund, the investment programs of the Fund and the Subsidiary are not identical.

The Fund or the Subsidiary may enter into swap agreements with respect to commodities, interest rates, indexes of commodities or securities, specific securities and mortgage, credit and event-linked swaps. To the extent the Fund may invest in foreign-currency denominated securities, it may enter into swap agreements with respect to foreign currencies. The Fund will limit its direct investments in commodity-linked swap agreements such that the income derived from commodity-linked swap agreements is limited to a maximum of 10% of the Fund’s annual gross income.

The Fund or the Subsidiary may invest in commodity-linked structured notes that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. Commodity-linked structured notes are debt instruments with principal payments generally linked to the value of commodities, commodities futures contracts or the performance of commodity indices with interest and coupon payments tied to a market-based interest rate. These notes may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations.

As noted above, in addition to instruments linked to certain commodity indices, the Fund or the Subsidiary may invest in derivative instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts, including swaps on commodity futures. The Fund’s or the Subsidiary’s investments in commodity-linked derivative instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. The Fund or the Subsidiary may seek to identify pricing inefficiencies associated with commodity index reconstitution and purchase or sell commodity futures contracts before or after index reconstitution in an attempt to increase Fund returns. The Fund or Subsidiary may also employ spread trading strategies (i.e., the simultaneous purchase of long and short futures contracts of the same or related commodities) implemented through individual commodity futures positions. The Fund or the Subsidiary may also over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the Fund has greater or lesser exposure to that index than the value of the Fund’s net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations, and under normal circumstances the Fund will seek to maintain net notional exposure to one or more commodity indices within 5% (plus or minus) of the value of the Fund’s net assets.

The Fund or the Subsidiary may invest in corporate fixed income securities, U.S. government securities, mortgage-backed securities, asset-backed securities and fixed income securities issued by or on behalf of states, territories and possessions of the U.S. (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof. The Fund may invest up to 35% of its net assets in securities of issuers economically tied to non-U.S. countries, including issuers economically tied to emerging market countries.

The Fund may hedge its exposure to foreign currency through the use of currency futures and options on futures, forward currency contracts and currency options.

The fixed income securities the Fund invests in are principally considered to be of “investment grade” quality at the time of purchase, meaning either that a nationally recognized statistical rating organization (for example, Moody’s Investor Service, Inc., Standard & Poor’s Rating Service, or Fitch Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the Fund’s money manager has determined the securities to be of comparable quality. However, higher rated debt securities, including investment grade bonds, may also be subject to volatility and a risk of default. The Fund may invest up to 10% of its assets in debt securities that are rated below investment grade (commonly referred to as high-yield or “junk bonds”) as determined by one or more nationally recognized securities rating organizations or in unrated securities judged by the money manager to be of comparable quality. Junk bonds and to a lesser extent other types of bonds, may be purchased at a discount and thereby provide opportunities for capital appreciation.

The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations.

The Fund will maintain an average duration of the fixed-income portion of the portfolio (excluding structured notes) of one year or less. Duration is a measure of a bond price’s sensitivity to a change in interest rates. Interest rates are currently at historical lows and will, at some time in the future, increase. In general, as interest rates rise, the value of the bonds held in the Fund will tend to decline, and, as interest rates fall, the value of the bonds held in the Fund will tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations.

The Fund is classified as a “non-diversified fund” under the 1940 Act which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

The Fund will not invest 25% or more of its total assets in instruments issued by companies in any one industry. However, 25% or more of its total net assets may be indirectly exposed to industries in the three commodity sectors (currently, the energy, metal and agricultural sectors) of the DJ-UBS Index. In addition, the Fund can invest more than 25% of its total assets in instruments (such as structured notes) issued by companies in the financial services sector (which includes the banking, brokerage and insurance industries). In that case the Fund’s share values will fluctuate in response to events affecting issues in those sectors.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps or short-term investments.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs. Cash reserves are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

Non-Principal Investment Strategies

The Fund may invest a portion of its assets in common and preferred stock as well as convertible securities of issuers in commodity-related industries. The Fund may also invest in commercial paper.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell Global Infrastructure Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term growth of capital and current income.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in securities issued by companies that are engaged in the infrastructure business. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. A company is considered to be engaged in the infrastructure business if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, infrastructure-related activities. Infrastructure refers to the systems and networks of energy, transportation, communication and other services required for the normal function of society. Companies in the infrastructure business are involved in (1) the generation, transmission and distribution of electric energy; (2) the storage, transportation and distribution of natural resources, such as natural gas, used to produce energy; (3) alternative energy sources; (4) the building, operation and maintenance of highways, toll roads, tunnels, bridges and parking lots; (5) the building, operation and maintenance of airports and ports, railroads and mass transit systems; (6) telecommunications, including wireless and cable networks; (7) water treatment and distribution; and (8) other public services such as health care and education. Infrastructure companies also include energy-related companies organized as master limited partnerships (MLPs) and their affiliates.

The Fund invests principally in equity securities, including common stocks, of listed infrastructure companies economically tied to a number of countries around the world, including the U.S., in a globally diversified manner. While the Fund spreads its investments across the globe, the money managers will select securities of companies which the money managers believe have favorable growth prospects and/or attractive valuations based on current and expected earnings or cash flow, not based on the country in which a company is located. Under normal market conditions, the Fund will invest at least 40%, and may invest up to 100%, of its assets in securities of issuers economically tied to

non-U.S. countries. The Fund may invest in equity securities of companies that are economically tied to emerging market countries. The Fund may invest in large, medium or small capitalization companies. The money managers do not select stocks based on the capitalization size of the company but rather on the relative attractiveness of the investment company.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Funds, including developing the investment program for each Fund. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo whose approaches are intended to complement one another. RIMCo selects, subject to the approval of the Funds’ Board of Trustees, money managers for the Funds, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Funds’ money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of each Fund’s assets to multiple money managers not affiliated with RIMCo. RIMCo manages the portion of each Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include a Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of a Fund during transitions between money managers.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, infrastructure sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

A portion of the Fund’s securities are denominated principally in foreign currencies and typically are held outside the U.S.

With respect to non-U.S. securities, the Fund may enter into spot and forward currency contracts to facilitate settlement of securities transactions.

The Fund is classified as a “non-diversified fund” under the Investment Company Act which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. The non-diversified status provides the Fund with greater investment flexibility to respond to consolidation in the infrastructure industry and to take larger positions in one or more issuers in the infrastructure industry.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps, forwards or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of broad global equity markets by purchasing equity securities and/or derivatives (also known as “equitization”).  This exposure will not be specific to infrastructure companies as there is no appropriate derivative instrument available that represents exposure to the Fund’s benchmark. This is intended to cause the Fund to perform as though its cash reserves were actually invested in the broad global equity markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

In determining if a security is economically tied to a non-U.S. country, the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to a non-U.S. country based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to a non-U.S. country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to a non-U.S. country as described above.

As a general rule, the Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

Non-Principal Investment Strategies

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may invest in preferred stocks, rights, warrants and convertible securities.

The Fund may purchase depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may purchase depositary receipts where an ADR, GDR or EDR provides better access to markets and more liquidity than the underlying security. An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. An EDR is issued in Europe typically by foreign banks and trust companies and evidences ownership of either foreign or domestic securities. The Fund typically invests in sponsored ADRs, GDRs and EDRs but may also invest in unsponsored ADRs, GDRs and EDRs.

Some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. Therefore, when a money manager believes it is appropriate to do so, the Fund may invest in synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants, or may invest in equity linked notes.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell Global Real Estate Securities Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide current income and long term capital growth.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in real estate securities. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund seeks to achieve its objective by concentrating its investments in equity securities of real estate companies (“real estate securities”) economically tied to a number of countries around the world, including the U.S., in a globally diversified manner. The Fund considers a company to be a real estate company if at least 50% of its assets, gross income or net profits are attributable to the ownership, construction, development, financing, management or sale of residential, commercial or industrial real estate.

The Fund invests principally in common stocks and other equity securities issued by U.S. and non-U.S. real estate companies, including real estate investment trusts (“REITs”) and similar REIT-like entities. REITs are companies that own interests in real estate or in real estate-related loans or other interests, and their revenue principally consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. A REIT in the U.S. is generally not taxed on income distributed to shareholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all its taxable income to such shareholders. REIT-like entities organized outside of the U.S. have operations and receive tax treatment similar to that of U.S. REITs. By investing in REITs and REIT–like entities indirectly through the Fund, a shareholder will bear expenses of the REITs and REIT-like entities in addition to expenses of the Fund. The Fund may also invest in equity securities of other types of real estate-related companies. The Fund may invest in large, medium or small capitalization companies. The money managers do not select stocks based on the capitalization size of a company but rather on the relative attractiveness of the individual opportunity.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo whose approaches are intended to complement one another. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

A portion of the Fund’s securities are denominated principally in foreign currencies and typically are held outside the U.S. While the Fund spreads its investments across the globe, the money managers will select securities of companies which the money managers believe have favorable growth prospects and/or attractive valuations based on current and expected earnings or cash flow, not based on the country in which a company is located.

The Fund invests in companies economically tied to a number of countries around the world, including the U.S., in a globally diversified manner. Under normal market conditions, the Fund will invest at least 40%, and may invest up to 100%, of its assets in securities of issuers economically tied to non-U.S. countries. The Fund may also invest in equity securities of companies that are economically tied to emerging market countries.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, property type and geographic weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps, forwards or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain real estate securities markets or, where there is no appropriate instrument that represents exposure to the various components of the Fund’s benchmark, broad global equity markets by purchasing equity securities and/or derivatives (also known as “equitization”). This is intended to cause the Fund to perform as though its cash reserves were actually invested in these markets. Due to the lack of availability of appropriate instruments for certain markets, this exposure will result in returns that are different than that of the Fund’s benchmark for the cash reserve portion of the portfolio. RIMCo may choose to use the cash equitization process to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts and swaps in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

With respect to non-U.S. real estate securities, the Fund may enter into spot and forward currency contracts to facilitate settlement of securities transactions.

As a general rule, the Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

In determining if a security is economically tied to a non-U.S. country, the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to a non-U.S. country based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to a non-U.S. country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is classified as an issuer economically tied to a non-U.S. country as described above.

Non-Principal Investment Strategies

The Fund may purchase depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may purchase depositary receipts where an ADR, GDR or EDR provides better access to markets and more liquidity than the underlying security. An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. An EDR is issued in Europe typically by foreign banks and trust companies and evidences ownership of either foreign or domestic securities. The Fund typically invests in sponsored ADRs, GDRs and EDRs but may also invest in unsponsored ADRs, GDRs and EDRs.

The Fund may invest in preferred stocks, rights, warrants and convertible securities.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell Money Market Fund

Investment Objective (Non-Fundamental)

The Fund seeks to preserve principal and provide liquidity and current income.

Principal Investment Strategies

The Fund concentrates its investments in a portfolio of high quality money market securities issued or guaranteed by the U.S. government, its agencies or instrumentalities maturing within 397 days or less; however variable rate securities may have longer maturities. U.S. government securities are high quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the U.S. government. Some are backed by the right of the issuer to borrow from the U.S. Treasury. Others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations or are supported by only the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the U.S. government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. U.S. government agencies or instrumentalities that issue or guarantee securities include, among others, the U.S. Treasury, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Farm Credit Banks and the Federal Home Loan Bank. The Fund seeks to maintain a net asset value of $1.00 per share, although it is possible to lose money by investing in the Fund.

The Fund’s investments may include adjustable rate securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities whose rates are tied to appropriate money market indexes and are reset periodically. The dollar weighted average maturity of the Fund’s portfolio is 60 days or less.

The types of U.S. government obligations the Fund may purchase include:

  a variety of U.S. Treasury obligations backed by the full faith and credit of the U.S. government which differ only in their interest rates, maturities and times of issuance, including:
  U.S. Treasury bills that at time of issuance have maturities of one year or less, and
  U.S. Treasury notes and U.S. Treasury bonds with remaining maturities of 13 months if fixed rate and 24 months if variable rate (so long as the variable rate is readjusted no less frequently than every 397 days);
  obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities and supported by any of the following:
  the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates), the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, discretionary authority of the U.S. government agency or instrumentality, or the credit of the agency or instrumentality.

The Fund may enter into repurchase agreements collateralized by U.S. government or agency obligations. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day).

The Fund invests in variable rate demand notes, generally municipal debt instruments, that are supported by credit and liquidity enhancements from U.S. government agencies or instrumentalities. These are obligations with a “put” right, obligating the provider of the put to buy the security within a specified time and at an agreed upon price.

The Fund may also invest in (i) debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”) or other similar current or future government programs. Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies and (ii) asset backed commercial paper issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, such as Straight-A Funding student loan programs.

Because the Fund may be 100% invested in securities of the U.S. government or any of its agencies or instrumentalities, the Fund’s return may be less than a fund which can invest without limitation in all types of securities.

The Fund seeks to achieve its objective by active security selection consistent with its daily assessment of market liquidity and market and credit risks. This approach begins with a broad review of the economic and political environment. Interest rate forecasts of the investment community and Federal Reserve policy are analyzed to develop an expectation for interest rate trends. Within this framework, the Fund identifies individual securities for investment.

The Fund is a stable value fund and generally pursues a “buy and hold” strategy. However, the Fund may sell securities as a result of changes in creditworthiness of the issuer of those securities, to change the characteristics of the portfolio (e.g., its dollar weighted average maturity), to increase the Fund’s market-based net asset value, to comply with Rule 2a-7 under the Investment Company Act of 1940 or to create liquidity to meet redemptions.

RISKS

An investment in the Funds, like any investment, has risks. The value of a Fund fluctuates and you could lose money. The following table lists the Funds and the types of principal and non-principal risks the Funds are subject to. Please refer to the discussion following the chart and the Funds’ Statement of Additional Information for a discussion of risks associated with types of securities held by the Funds and the investment practices employed by the individual Funds.

Fund	Principal Risks	Non-Principal Risks
Russell U.S. Core Equity Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Value Stocks
•  Growth Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Medium Capitalization Companies
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Depositary Receipts
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Securities of Small Capitalization Companies
•  Preferred Stock
•  Rights, Warrants and Convertible Securities
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Counterparty Risk
•  Securities of Other Investment Companies
•  REITs
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Index Replication and Sampling Risk
•  Securities Lending
• Operational Risk
Russell U.S. Quantitative Equity Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Securities of Medium Capitalization Companies
•  Securities of Small Capitalization Companies
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Leveraging Risk
•  Counterparty Risk
•  Short Sales
•  REITs
•  Depositary Receipts
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Preferred Stock
•  Rights, Warrants and Convertible Securities
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Securities of Other Investment Companies
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk

Effective August 15, 2012 the Russell U.S. Quantitative Equity Fund risk table will be replaced with the Russell U.S. Defensive Equity Fund risk table as follows:

Fund	Principal Risks	Non-Principal Risks
Russell U.S. Defensive Equity Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Defensive Stocks
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Medium Capitalization Companies
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Securities of Small Capitalization Companies
•  Preferred Stock
•  Rights, Warrants and Convertible Securities
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Counterparty Risk
•  Securities of Other Investment Companies
•  REITs
•  Depositary Receipts
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk
Russell U.S. Growth Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Growth Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Medium Capitalization Companies
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Depositary Receipts
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Securities of Small Capitalization Companies
•  Preferred Stocks
•  Rights, Warrants and Convertible Securities
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Counterparty Risk
•  Securities of Other Investment Companies
•  REITs
•  Illiquid Securities
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk

Effective August 15, 2012 the Russell U.S. Growth Fund risk table will be replaced with the Russell U.S. Dynamic Equity Fund risk table as follows:

Fund	Principal Risks	Non-Principal Risks
Russell U.S. Dynamic Equity Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Growth Stocks
•  Value Stocks
•  Dynamic Stocks
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Medium Capitalization Companies
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Leveraging Risk
•  Counterparty Risk
•  Short Sales
•  Depositary Receipts
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Securities of Small Capitalization Companies
•  Preferred Stocks
•  Rights, Warrants and Convertible Securities
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Securities of Other Investment Companies
•  REITs
•  Illiquid Securities
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk
Russell U.S. Value Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Value Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Medium Capitalization Companies
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  REITs
•  Depositary Receipts
•  Liquidity Risk
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Securities of Small Capitalization Companies
•  Preferred Stock
•  Rights, Warrants and Convertible Securities
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Counterparty Risk
•  Securities of Other Investment Companies
•  Illiquid Securities
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk
Russell U.S. Large Cap Equity Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection Risk
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Value Stocks
•  Growth Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Medium Capitalization Companies
•  Derivatives (Futures Contracts, Options and Swaps)
•  Counterparty Risk
•  Depositary Receipts
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Securities of Small Capitalization Companies
•  Preferred Stock
•  Rights, Warrants and Convertible Securities
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Securities of Other Investment Companies
•   REITs
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk

Fund	Principal Risks	Non-Principal Risks
Russell U.S. Mid Cap Equity Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection Risk
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Value Stocks
•  Growth Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Medium Capitalization Companies
•  Securities of Small Capitalization Companies
•  Derivatives (Futures Contracts, Options and Swaps)
•  Counterparty Risk
•  REITs
•  Depositary Receipts
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Preferred Stock
•  Rights, Warrants and Convertible Securities
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Securities of Other Investment Companies
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Index Replication and Sampling Risk
•  Securities Lending
• Operational Risk
Russell U.S. Small Cap Equity Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Value Stocks
•  Growth Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Small Capitalization Companies
•  Securities of Micro Capitalization Companies
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  REITs
•  Depositary Receipts
•  Liquidity Risk
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Securities of Companies with Capitalization Smaller than the Russell 2000® Index
•  Preferred Stock
•  Rights, Warrants and Convertible Securities
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Counterparty Risk
•  Securities of Other Investment Companies
•  Illiquid Securities
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk

Fund	Principal Risks	Non-Principal Risks
Russell International Developed Markets Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Value Stocks
•  Growth Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Medium Capitalization Companies
•  Securities of Small Capitalization Companies
•  Preferred Stocks
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Counterparty Risk
•  Depositary Receipts
•  Liquidity Risk
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Rights, Warrants and Convertible Securities
•  Synthetic Foreign Equity/Fixed Income Securities
•  Equity Linked Notes
•  Securities of Other Investment Companies
•  REITs
•  Illiquid Securities
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk
Russell Global Equity Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Value Stocks
•  Growth Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Medium Capitalization Companies
•  Securities of Small Capitalization Companies
•  Preferred Stocks
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Counterparty Risk
•  Depositary Receipts
•  Liquidity Risk
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Rights, Warrants and Convertible Securities
•  Synthetic Foreign Equity/Fixed Income Securities
•  Equity Linked Notes
•  Securities of Other Investment Companies
•  REITs
•  Illiquid Securities
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk

Fund	Principal Risks	Non-Principal Risks
Russell Emerging Markets Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Value Stocks
•  Growth Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Medium Capitalization Companies
•  Securities of Small Capitalization Companies
•  Preferred Stocks
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Counterparty Risk
•  Depositary Receipts
•  Illiquid Securities
•  Liquidity Risk
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Rights, Warrants and Convertible Securities
•  Synthetic Foreign Equity/Fixed Income Securities
•  Equity Linked Notes
•  Securities of Other Investment Companies
•  REITs
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk
Russell Tax-Managed U.S. Large Cap Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Value Stocks
•  Growth Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Fundamental Investing
•  Tax-Sensitive Management
•  Use of Multiple Money Managers in a Tax-Sensitive Fund
•  Large Redemptions and Long Portfolio Holding Periods in a Tax-Sensitive Fund
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Depositary Receipts
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Securities of Small Capitalization Companies
•  Preferred Stock
•  Rights, Warrants and Convertible Securities
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Counterparty Risk
•  Securities of Other Investment Companies
•  REITs
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk

Fund	Principal Risks	Non-Principal Risks
Russell Tax-Managed U.S. Mid & Small Cap Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Value Stocks
•  Growth Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Medium Capitalization Companies
•  Securities of Small Capitalization Companies
•  Tax-Sensitive Management
•  Use of Multiple Money Managers in a Tax-Sensitive Fund
•  Large Redemptions and Long Portfolio Holding Periods in a Tax-Sensitive Fund
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  REITs
•  Depositary Receipts
•  Liquidity Risk
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Securities of Micro Capitalization Companies and Companies with Capitalization Smaller than the Russell 2000® Index
•  Preferred Stock
•  Rights, Warrants and Convertible Securities
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Counterparty Risk
•  Securities of Other Investment Companies
•  Illiquid Securities
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk
Russell Global Opportunistic Credit Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Fixed Income Securities Risk
•  Non-Investment Grade Fixed Income Securities (High Yield or “Junk Bonds”)
•  U.S. and Non-U.S. Corporate Debt Securities Risk
•  Government Issued or Guaranteed Securities, U.S. Government Securities
•  Variable and Floating Rate Securities
•  Credit and Liquidity Enhancements
•  Repurchase Agreements
•  Loans and other Direct Indebtedness
•  Credit Linked Notes, Credit Options and Similar Investments
•  Non-U.S. Securities
•  Non-U.S. Fixed Income Securities
•  Emerging Markets Debt
•  Brady Bonds
•  Yankee Bonds and Yankee CDs
•  Currency Risk
•  Synthetic Foreign Equity/Fixed Income Securities
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Leveraging Risk
•  Counterparty Risk
•  Illiquid Securities
•  Liquidity Risk
•  Large Redemptions
•  Non-Diversification Risk
• Exposing Cash Reserves to Appropriate Markets
•  Preferred Stock
•  Rights, Warrants and Convertible Securities
•  Municipal Obligations
•  Securities of Other Investment Companies
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Index Replication and Sampling Risk
•  Securities Lending
• Operational Risk

Fund	Principal Risks	Non-Principal Risks
Russell Strategic Bond Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Fixed Income Securities Risk
•  Non-Investment Grade Fixed Income Securities (High Yield or “Junk Bonds”)
•  U.S. and Non-U.S. Corporate Debt Securities Risk
•  Government Issued or Guaranteed Securities, U.S. Government Securities
•  Variable and Floating Rate Securities
•  Mortgage-Backed Securities
•  Agency Mortgage-Backed Securities
•  Privately-Issued Mortgage-Backed Securities
•  Asset-Backed Securities
•  Credit and Liquidity Enhancements
•  Repurchase Agreements
•  Dollar Rolls
•  Loans and other Direct Indebtedness
•  Non-U.S. Securities
•  Non-U.S. Fixed Income Securities
•  Emerging Markets Debt
•  Yankee Bonds and Yankee CDs
•  Currency Risk
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Leveraging Risk
•  Counterparty Risk
•  Illiquid Securities
•  Liquidity Risk
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Municipal Obligations
•  Brady Bonds
•  Securities of Other Investment Companies
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk

Fund	Principal Risks	Non-Principal Risks
Russell Investment Grade Bond
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Fixed Income Securities Risk
•  U.S. and Non-U.S. Corporate Debt Securities Risk
•  Government Issued or Guaranteed Securities, U.S. Government Securities
•  Variable and Floating Rate Securities
•  Mortgage-Backed Securities
•  Asset-Backed Securities
•  Credit and Liquidity Enhancements
•  Repurchase Agreements
•  Dollar Rolls
•  Loans and other Direct Indebtedness
•  Non-U.S. Securities
•  Non-U.S. Fixed Income Securities
•  Emerging Markets Debt
•  Yankee Bonds and Yankee CDs
•  Currency Risk
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Leveraging Risk
•  Counterparty Risk
•  Illiquid Securities
•  Liquidity Risk
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Municipal Obligations
•  Brady Bonds
•  Securities of Other Investment Companies
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk

Fund	Principal Risks	Non-Principal Risks
Russell Short Duration Bond Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Fixed Income Securities Risk
•  Non-Investment Grade Fixed Income Securities (High Yield or “Junk Bonds”)
•  U.S. and Non-U.S. Corporate Debt Securities Risk
•  Government Issued or Guaranteed Securities, U.S. Government Securities
•  Variable and Floating Rate Securities
•  Mortgage-Backed Securities
•  Agency Mortgage-Backed Securities
•  Privately-Issued Mortgage-Backed Securities
•  Asset-Backed Securities
•  Credit and Liquidity Enhancements
•  Repurchase Agreements
•  Dollar Rolls
•  Loans and other Direct Indebtedness
•  Non-U.S. Securities
•  Non-U.S. Fixed Income Securities
•  Emerging Markets Debt
•  Yankee Bonds and Yankee CDs
•  Currency Risk
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Leveraging Risk
•  Counterparty Risk
•  Illiquid Securities
•  Liquidity Risk
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Municipal Obligations
•  Brady Bonds
•  Securities of Other Investment Companies
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk
Russell Tax Exempt Bond Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Fixed Income Securities Risk
•  Non-Investment Grade Fixed Income Securities (High-Yield or “Junk Bonds”)
•  Government Issued or Guaranteed Securities, U.S. Government Securities
•  Municipal Obligations
•  Credit and Liquidity Enhancements
•  Repurchase Agreements
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Counterparty Risk
•  Illiquid Securities
•  Liquidity Risk
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Securities of Other Investment Companies
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk

Fund	Principal Risks	Non-Principal Risks
Russell Commodity Strategies Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Fixed Income Securities Risk
•  Non-Investment Grade Fixed Income Securities (High Yield or “Junk Bonds”)
•  Government Issued or Guaranteed Securities, U.S. Government Securities
•  Bank Obligations
•  Municipal Obligations
•  U.S. and Non-U.S. Corporate Debt Securities Risk
•  Mortgage-Backed Securities
•  Agency Mortgage-Backed Securities
•  Privately-Issued Mortgage-Backed Securities
•  Asset-Backed Securities
•  Non-U.S. Securities
•  Non-U.S. Fixed Income Securities
•  Emerging Markets Debt
•  Currency Risk
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Leveraging Risk
•  Counterparty Risk
•  Commodity Risk
•  Correlation Risk
•  Tax Risk
•  Subsidiary Risk
•  Liquidity Risk
•  Non-Diversification Risk
• Large Redemptions
•  Equity Securities
•  Common Stocks
•  Preferred Stocks
•  Convertible Securities
•  Commercial Paper
•  Securities of Other Investment Companies
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
• Operational Risk
Russell Global Infrastructure Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Securities of Medium Capitalization Companies
•  Securities of Small Capitalization Companies
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Currency Trading Risk
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Counterparty Risk
•  Infrastructure Companies
•  MLPs
•  Liquidity Risk
•  Large Redemptions
•  Non-Diversification Risk
• Exposing Cash Reserves to Appropriate Markets
•  Preferred Stocks
•  Rights, Warrants and Convertible Securities
•  Synthetic Foreign Equity/Fixed Income Securities
•  Equity Linked Notes
•  Securities of Other Investment Companies
•  REITs
•  Depositary Receipts
•  Illiquid Securities
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk

Fund	Principal Risks	Non-Principal Risks
Russell Global Real Estate Securities Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Securities of Medium Capitalization Companies
•  Securities of Small Capitalization Companies
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Currency Trading Risk
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Counterparty Risk
•  Real Estate Securities
•  REITs
•  Liquidity Risk
•  Large Redemptions
•  Industry Concentration Risk
• Exposing Cash Reserves to Appropriate Markets
•  Preferred Stocks
•  Rights, Warrants and Convertible Securities
•  Securities of Other Investment Companies
•  Depositary Receipts
•  Illiquid Securities
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk
Russell Money Market Fund
•  Active Management Risk
•  Security Selection
•  Fixed Income Securities
•  Government Issued or Guaranteed Securities, U.S. Government Securities
•  Municipal Obligations
•  Money Market Securities and Commercial Paper
•  Asset-Backed Commercial Paper
•  Variable and Floating Rate Securities
•  Debt Securities Guaranteed Pursuant to Government Guarantees
•  Stable $1.00 Net Asset Value Risk
•  Credit and Liquidity Enhancements
•  Repurchase Agreements
•  Demand Notes
•  Large Redemptions
	• Industry Concentration Risk	• Market Volatility Risk • Economic and Market Events Risk • Government Intervention in and Regulation of Financial Markets • Increased Government Debt

In order to determine which risks are principal or non-principal risks for a Fund, please refer to the table above.

Multi-Manager Approach

While the investment styles employed by a Fund’s money managers are intended to be complementary, they may not in fact be complementary. The interplay of the various strategies employed by a Fund’s multiple money managers may result in a Fund holding a concentration of certain types of securities. This concentration may be beneficial or detrimental to a Fund’s performance depending upon the performance of those securities and the overall economic environment. The money managers selected for a Fund may underperform the market generally or other money managers that could have been selected for that Fund. The multi-manager approach could increase a Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to a Fund’s portfolio securities, higher brokerage commissions and other transaction costs.

Active Management Risk

Actively managed investment portfolios are subject to management risk. Despite strategies designed to achieve a Fund’s investment objective, the values of investments will change with market conditions, and so will the value of any investment in a Fund. Investments in a Fund could be lost or a Fund could underperform other investments.

  Security Selection

The securities or instruments chosen by RIMCo or a money manager to be in a Fund’s portfolio may not perform as the Fund’s money managers expect. Security or instrument selection risk may cause a Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.

  Risk Management

There is no guarantee that RIMCo will effectively assess a Fund’s risk factor exposures and it is possible that its judgments regarding a Fund’s risk profile may prove incorrect. In addition, actions taken for risk management purposes may be ineffective and/or cause the Fund to underperform other funds with similar investment objectives and investment strategies in the short- and/or long-term. A Fund may also experience relative underperformance if the market rewards certain factor exposures and not others for a period of time. Proprietary and third party quantitative models are generally backward-looking or use historical data to generate forecasts which could result in incorrect assessments of the level of risk in a Fund’s portfolio or ineffective adjustments to a Fund’s portfolio characteristics. The models may also be flawed and may cause the Fund to underperform other funds with similar objectives and strategies.

Equity Securities Risk

The value of equity securities fluctuates in response to general market and economic conditions (market risk) and in response to the fortunes of individual companies (company risk). Therefore, the value of an investment in the Funds that hold equity securities may decrease. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. Also, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on stock markets. Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can adversely affect the price of equity securities. These developments and changes can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general.

  Common Stocks

The value of common stocks will rise and fall in response to the activities of the company that issued the stock, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds will take precedence over the claims of owners of common stocks.

  Value Stocks

Investments in value stocks are subject to the risks of common stocks, as well as the risks that (i) their intrinsic values may never be realized by the market or (ii) such stock may turn out not to have been undervalued.

  Growth Stocks

Investments in growth stocks are subject to the risks of common stocks. Growth company stocks generally provide minimal dividends which could otherwise offset the impact of a market decline. The value of growth company stocks may rise and fall significantly based, in part, on investors’ perceptions of the company, rather than on fundamental analysis of the stocks.

  Defensive Stocks

Investments in defensive stocks are subject to the risks of common stocks. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks. Defensive stocks may also underperform the broad market in declining markets and over various market periods. The relative performance of stocks selected pursuant to a defensive style may fluctuate over time. Defensive stocks may not consistently exhibit the defensive characteristics for which they were selected.

  Dynamic Stocks

Investments in dynamic stocks are subject to the risks of common stocks. In declining markets, dynamic stocks are likely to underperform growth, value and defensive stocks. Dynamic stocks have higher than average stock price volatility and may experience sharp declines in value. Generally, securities with higher price volatility are considered riskier investments than securities with lower price volatility. Dynamic companies may experience a heightened risk of bankruptcy. There is no guarantee that a money manager will effectively assess a company’s potential for stock price appreciation and it is possible that its judgments may prove incorrect. Dynamic investing tends to have an overweight to medium capitalization stocks.

  Market-Oriented Investments

Market-oriented investments are subject to the risks of common stocks, as well as the risks associated with growth and value stocks.

  Quantitative Investing

Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes from the factors’ historical trends. Quantitative analysis may not work as anticipated or produce the desired results. Additionally, commonality of holdings across quantitative money managers may amplify losses.

  Fundamental Investing

In fundamental analysis, securities are selected based on an evaluation of a company’s future earnings potential, security valuations, financial quality and business momentum. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected in the security’s price.

  Securities of Medium Capitalization Companies

Investments in securities of medium capitalization companies are subject to the risks of common stocks. However, investments in medium capitalization companies may involve greater risks than those associated with larger, more established companies. Securities of such issuers may be thinly traded, and thus, difficult to buy and sell in the market. These companies often have narrower markets, more limited operating or business history, more limited product lines, and more limited managerial or financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.

  Securities of Small Capitalization Companies

Investments in securities of small capitalization companies are subject to the risks of common stocks, including the risks of investing in securities of medium capitalization companies. However, investments in small capitalization companies may involve greater risks, as, generally, the smaller the company size, the greater these risks.

  Securities of Micro Capitalization Companies and Companies with Capitalization Smaller than the Russell® 2000 Index

Investments in securities of micro capitalization companies and companies with capitalization smaller than the Russell 2000® Index are subject to the risks of common stocks, including the risks of investing in securities of medium and small capitalization companies. However, investments in such companies may involve greater risks, as, generally, the smaller the company size, the greater these risks. In addition, micro capitalization companies and companies with capitalization smaller than the Russell 2000® Index may be newly formed with more limited track records and less publicly available information.

  Preferred Stocks

Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price. Preferred stock does not usually have voting rights. The absence of voting rights may result in approval by the holders of the common stock of a corporate action to restructure a company for the benefit of the holders of the common stock to the detriment of the holders of the preferred stocks.

  Rights, Warrants and Convertible Securities

Rights and warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Rights are similar to warrants but typically have shorter durations and are offered to current stockholders of the issuer. Changes in the value of a right or a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a right or a warrant may be more volatile than the price of its underlying security, and a right or a warrant may offer greater potential for capital loss.

Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject to both the credit and interest rate risks associated with fixed income securities and to the market risk associated with common stock.

Tax-Sensitive Management

A Fund’s tax-managed equity investment strategy may provide a lower return before consideration of federal income tax consequences than other mutual funds that are not tax-managed. A tax-sensitive investment strategy involves active management and a Fund may, at times, take steps to postpone the realization of capital gains that other mutual funds that are not tax-managed may not. This may lead to a difference in pre-tax returns. While the Funds’ money managers’ investment approaches typically result in the realization of long-term capital gains, short-term capital gains will be realized from time to time when the money managers believe it is appropriate or as a result of corporate actions. At times, it may also be impossible to implement the tax-managed strategy if, for example, a Fund does not have any capital losses to offset capital gains.

  Use of Multiple Money Managers in a Tax-Sensitive Fund

A tax-managed Fund which also uses a multi-manager approach is subject to unique risks. Money managers with distinct and different investment approaches are selected in an attempt to reduce overlap in holdings across money managers and reduce wash sales. A wash sale occurs if a security is sold by the Fund at a loss and the Fund acquires a substantially identical security 30 days before or after the date of the sale. Capital losses from wash sales are not tax-deductible. However, the Fund’s multi-manager approach does not guarantee that wash sales will not occur from time to time. To the extent that they do occur from time to time, the ability of the Fund to achieve its investment objective may be impacted. Additionally, transitions between money managers may require the sale of portfolio securities resulting in the Fund realizing net capital gains.

  Large Redemptions and Long Portfolio Holding Periods in a Tax-Sensitive Fund

If large shareholder redemptions occur unexpectedly, a Fund could be required to sell portfolio securities resulting in its realization of net capital gains. If a Fund holds individual securities that have significantly appreciated over a long period of time, it may be difficult for the Fund to sell them without realizing net capital gains. The realization of such capital gains could prevent the Fund from meeting its investment objective.

Fixed Income Securities Risk

Fixed income securities generally are subject to the following risks: (i) Interest rate risk which is the risk that prices of fixed income securities generally rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of fixed income securities fall. Expectations of higher inflation generally cause interest rates to rise. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration; (ii) Market risk which is the risk that the value of fixed income securities fluctuates in response to general market and economic conditions; (iii) Company Risk which is the risk that the value of fixed income securities fluctuates in response to the fortunes of individual companies; (iv) Credit and default risk which is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk which are often reflected in credit ratings. Fixed income securities may be downgraded in credit rating or go into default. While all fixed income securities are subject to credit risk, lower-rated bonds and bonds with longer final maturities generally have higher credit risks and higher risk of default; (v) Inflation risk which is the risk that the present value of a security will be less in the future if inflation decreases the value of money.

Specific types of fixed income securities are also subject to additional risks which are described below.

  Non-Investment Grade Fixed Income Securities (High-Yield or “Junk Bonds”)

Although lower rated debt securities generally offer a higher yield than higher rated debt securities, they involve higher risks, higher volatility and higher risk of default than investment grade bonds. They are especially subject to:

  Adverse changes in general economic conditions and in the industries in which their issuers are engaged,

  Changes in the financial condition of their issuers and
  Price fluctuations in response to changes in interest rates.

As a result, issuers of lower rated debt securities are more likely than other issuers to miss principal and interest payments or to default which could result in a loss to a Fund.

  U.S. and Non-U.S. Corporate Debt Securities Risk

U.S. and non-U.S. corporate debt securities are subject to the same risks as other fixed income securities, including interest rate risk and market risk. U.S. and non-U.S. corporate debt securities are also affected by perceptions of the creditworthiness and business prospects of individual issuers. The underlying company may be unable to pay interest or repay principal upon maturity, which could adversely affect the security’s market value. In addition, due to less publicly available financial and other information, less stringent securities regulation, war, and other adverse governmental actions, investments in non-U.S. corporate debt securities may expose the Funds to greater risk than investments in U.S. corporate debt securities.

  Government Issued or Guaranteed Securities, U.S. Government Securities

Bonds guaranteed by a government are subject to the same risks as other fixed income securities, including inflation risk, price depreciation risk and default risk. No assurance can be given that the U.S. government will provide financial support to certain U.S. government agencies or instrumentalities since it is not obligated to do so by law. Accordingly, bonds issued by U.S. government agencies or instrumentalities may involve risk of loss of principal and interest.

  Bank Obligations

An adverse development in the banking industry may affect the value of a Fund’s investments. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. Banks are subject to extensive but different government regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry. The banking industry may also be impacted by legal and regulatory developments, particularly the recently enacted financial reform legislation. The specific effects of such developments are not yet fully known.

  Municipal Obligations

Municipal obligations are subject to interest rate, credit and illiquidity risk and are affected by economic, business and political developments. The value of these securities, or an issuer’s ability to make payments, may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes.

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. In addition, the perceived increased likelihood of default among issuers of municipal bonds has resulted in increased illiquidity, increased price volatility and credit downgrades of such issuers.

  Money Market Securities and Commercial Paper

Prices of money market securities rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of money market securities fall. Money market securities are also subject to reinvestment risk. As interest rates decline, a money market fund’s dividends (income) may decline because the fund must then invest in lower-yielding instruments. There is also a risk that money market securities will be downgraded in credit rating or go into default. Lower-rated securities, and securities with longer final maturities, generally have higher credit risks.

  Debt Securities Guaranteed Pursuant to Government Guarantees

The TLGP guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This guarantee does not extend to shares of the Fund itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk. The terms of other government guarantee programs may differ.

  Asset-Backed Commercial Paper

Asset-backed commercial paper is a fixed income obligation generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flowing receivables such as credit card receivables or auto and equipment leases. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper. Asset-backed commercial paper is usually unregistered and, therefore, transfer of these securities is restricted by the Securities Act of 1933.

  Variable and Floating Rate Securities

A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a specified margin above or below the prime rate of a specified bank or some similar objective standard, such as the yield on the 90–day U.S. Treasury Bill rate, and may change as often as daily. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if the interest rates increase. Inverse floating rate securities, which are securities whose interest rate bears an inverse relationship to the interest rate on another security, may also exhibit greater price volatility than a fixed rate obligation with similar credit quality.

  Stable $1.00 Net Asset Value Risk

There is no assurance that the Russell Money Market Fund will maintain a net asset value of $1.00 per share on a continuous basis and it is possible to lose money by investing in the Russell Money Market Fund.

  Mortgage-Backed Securities

The value of mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the mortgages underlying the securities. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to prime loans, subprime loans, Alt-A loans and/or non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to prime, subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

  Agency Mortgage-Backed Securities

Certain MBS may be issued or guaranteed by the U.S. government or a government sponsored entity, such as Fannie Mae (the Federal National Mortgage Association) or Freddie Mac (the Federal Home Loan Mortgage Corporation). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

  Privately-Issued Mortgage-Backed Securities

MBS held by a Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-governmental MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes and other risks than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

Unlike MBS issued or guaranteed by the U.S. government or a government sponsored entity, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

  Asset-Backed Securities

Asset-backed securities may include MBS, loans (such as auto loans or home equity lines of credit), receivables or other assets. The value of a Fund’s asset-backed securities may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying asset-backed securities have become an increasing risk for asset-backed securities that are secured by home-equity loans related to subprime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.

Asset-backed securities (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a Fund to dispose of any then existing holdings of such securities.

  Credit and Liquidity Enhancements

Third parties may issue credit and/or liquidity enhancements, including letters of credit, for certain fixed income or money market securities held by the Funds. Liquidity enhancements may be used to shorten the maturity of the debt obligation through a demand feature. Adverse changes in a guarantor’s credit quality if contemporaneous with adverse changes in the guaranteed security could cause losses to a Fund and may affect its net asset value. The use of credit and liquidity enhancements exposes a Fund to counterparty risk, which is the risk that the entity issuing the credit and/or liquidity enhancement may not be able to honor its financial commitments.

  Repurchase Agreements

Repurchase agreements may be considered a form of borrowing for some purposes and their use involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, a Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities that are collateral for a loan by a Fund not within its control and therefore the realization by a Fund on such collateral may be automatically stayed. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.

  Demand Notes

Demand notes are obligations with the right to a “put.” The ability of the Fund to exercise the put may depend on the seller’s ability to purchase the securities at the time the put is exercised or on certain restrictions in the buy back arrangement. Such restrictions may prohibit the Funds from exercising the put except to maintain portfolio flexibility and liquidity. In the event the seller would be unable to honor a put for financial reasons, the Fund may be a general creditor of the seller. There may be certain restrictions in the buy back arrangement which may not obligate the seller to repurchase the securities.

  Dollar Rolls

A Fund may enter into dollar rolls subject to its limitations on borrowings. A dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate or “earmark” liquid assets to cover its obligations under dollar rolls. Dollar rolls may create leveraging risk for a Fund.

  Loans and Other Direct Indebtedness

Loans and other direct indebtedness involve the risk that a Fund will not receive payment of principal, interest and other amounts due in connection with these investments, which depend primarily on the financial condition of the borrower. Certain of the loans and the other direct indebtedness acquired by a Fund may involve revolving credit facilities or other standby financing commitments which obligate a Fund to pay additional cash on a certain date or on demand.

As a Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to a Fund.

In purchasing loans or loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with the interposed bank or other financial intermediary. If the corporate borrower defaults on its obligations, a Fund may end up owning the underlying collateral.

  Credit Linked Notes, Credit Options and Similar Investments

Credit linked notes are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a “reference instrument”). In addition to the credit risk associated with the reference instrument and interest rate risk, the buyer and seller of a credit linked note or similar structured investment are subject to counterparty risk. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. These transactions involve counterparty risk.

Non-U.S. Securities

A Fund’s return and net asset value may be significantly affected by political or economic conditions and regulatory requirements in a particular country. Non-U.S. markets, economies and political systems may be less stable than U.S. markets, and changes in exchange rates of foreign currencies can affect the value of a Fund’s foreign assets. Non-U.S. laws and accounting standards in some cases may not be as comprehensive as they are in the U.S. and there may be less public information available about foreign companies. Non-U.S. securities markets may be less liquid and have fewer transactions than U.S. securities markets and taxes and transaction costs may be higher. Additionally, international markets may experience delays and disruptions in securities settlement procedures for a Fund’s portfolio securities. Investments in foreign countries could be affected by potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the U.S.

  Non-U.S. Equity Securities

Non-U.S. equity securities are subject to all of the risks of equity securities generally, but can involve additional risks relating to political, economic or regulatory conditions in foreign countries. Less information may be available about foreign companies than about domestic companies, and foreign companies generally may not be subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.

  Non-U.S. Fixed Income Securities

A Fund’s non-U.S. fixed income securities are typically obligations of sovereign governments and corporations. As with any fixed income securities, non-U.S. fixed income securities are subject to the risk of being downgraded in credit rating and to the risk of default. To the extent that a Fund invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Fund will generally have more exposure to regional economic risks associated with these foreign investments.

  Emerging Markets Securities

Investing in emerging markets securities can pose some risks different from, and greater than, risks of investing in U.S. or developed markets securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability, than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Funds. Emerging market securities may be subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures for a Fund’s portfolio securities. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

  Emerging Markets Debt

A Fund’s emerging markets debt securities may include obligations of governments and corporations. As with any fixed income securities, emerging markets debt securities are subject to the risk of being downgraded in credit rating and to the risk of default. In the event of a default on any investments in foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. With respect to debt issued by emerging market governments, such issuers may be unwilling to pay interest and repay principal when due, either due to an inability to pay or submission to political pressure not to pay, and as a result may default, declare temporary suspensions of interest payments or require that the conditions for payment be renegotiated.

  Brady Bonds

Brady Bonds involve various risk factors including residual risk (i.e., the risk of losing the uncollateralized interest and principal amounts on the bonds) and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds will not be subject to restructuring arrangements or to requests for new credit, which may cause a loss of interest or principal on any of the holdings.

  Yankee Bonds and Yankee CDs

Non-U.S. corporations and banks issuing dollar denominated instruments in the U.S. (Yankee Bonds or Yankee CDs) are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This complicates efforts to analyze these securities, and may increase the possibility that a non-U.S. corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments.

  Currency Risk

Foreign (non-U.S.) securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time due to market events, actions of governments or their central banks or political developments in the U.S. or abroad. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of a Fund. Securities held by a Fund which are denominated in U.S. dollars are still subject to currency risk.

  Synthetic Foreign Equity/Fixed Income Securities (also referred to as International Warrants, Local Access Products, Participation Notes or Low Exercise Price Warrants)

International warrants are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive a cash payment relating to the value of the underlying security or securities. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to liquidity risk, currency risk and the risks associated with investments in non-U.S. securities. In the case of any exercise of the instruments, there may be a time delay between the time a holder gives instructions to exercise and the time the price of the security or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date may be affected by certain market disruption events which could cause the local access products to become worthless if the events continue for a period of time.

  Equity Linked Notes

An equity linked note is a note, typically issued by a company or financial institution, whose performance is tied to a single stock or a basket of stocks. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate. Equity linked notes are generally subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and counterparty risk.

Derivatives (Futures Contracts, Options, Forwards and Swaps)

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Various derivative instruments are described in more detail under “Other Financial Instruments Including Derivatives” in the Statement of Additional Information. Derivatives are typically used as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. Derivatives may also be used for leverage, to facilitate the implementation of an investment strategy or to take a net short position with respect to certain issuers, sectors or markets. A Fund may also use derivatives to pursue a strategy to be fully invested or to seek to manage portfolio risk.

The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities, physical commodities or other investments. Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Investments in a derivative instrument could lose more than the principal amount invested. Also, appropriate derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Participation in the options or futures markets, as well as the use of various swap instruments and forward contracts, involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If a Fund’s predictions of movements in the direction of the securities, currencies, interest rate or commodities markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts, options on futures contracts, forwards and swaps include: (i) dependence on the ability to predict correctly movements in the direction of securities prices, currency rates, interest rates or commodities prices; (ii) imperfect correlation between the price of the derivative instrument and the underlying asset, reference rate or index; (iii) the fact that skills needed to use these strategies are different from those needed for traditional portfolio management; (iv) the absence of a liquid secondary market for any particular instrument at any time; (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; (vi) for over-the-counter derivative products and structured notes, additional credit risk, the risk of counterparty default and the risk of failing to correctly evaluate the creditworthiness of the company on which the derivative is based and (vii) the possible inability of a Fund to purchase or sell a portfolio holding at a time that otherwise would be favorable for it to do so, or the possible need to sell the holding at a disadvantageous time, due to the requirement that the Fund maintain “cover” or collateral securities in connection with use of certain derivatives.

The entire amount invested in futures contracts could be lost. There also is no assurance that a liquid secondary market will exist for futures contracts and options in which a Fund may invest. A Fund limits its investment in futures contracts so that the notional value (meaning the stated contract value) of the futures contracts does not exceed the net assets of the Fund.

Furthermore, regulatory requirements to set aside liquid assets to meet obligations with respect to derivatives may result in a Fund being unable to purchase or sell securities or instruments when it would otherwise be favorable to do so, or in a Fund needing to sell holdings at a disadvantageous time. A Fund may also be unable to close out its positions when desired. Investments in derivatives can cause a Fund to be more volatile and can result in significant losses. Certain derivatives have the potential for unlimited loss. Derivatives may also be used for leverage, in which case their use would involve leveraging risk.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the money manager may wish to retain a Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. The ability to use derivatives may also be limited by certain regulatory and tax considerations.

The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. In addition, the Dodd-Frank Act requires the CFTC to establish speculative position limits on listed futures and options on physical commodities (including certain energy, metals and agricultural products) and economically equivalent over-the-counter (“OTC”) derivatives. The Dodd-Frank Act also requires the CFTC to establish position limits for swap transactions that are economically equivalent to futures or options contracts on physical commodities. Regulatory action taken by the CFTC to establish these additional position limits may adversely affect the market liquidity of the futures, options and economically equivalent derivatives in which the Funds may invest. With respect to hedging positions, the Funds believe that these trading and positions limits will not have an adverse impact on its hedging strategies. However, it is possible that positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. Such modification or liquidation, if required, could adversely affect the operations and performance of a Fund.

Currency Trading Risk

Certain Funds may engage in foreign currency transactions to hedge against uncertainty in the level of future exchange rates and/or to effect investment transactions to generate returns consistent with a Fund’s investment objectives and strategies (i.e., speculative currency trading strategies). Foreign currency exchange transactions will be conducted on either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts (“forward contract”) to purchase or sell currency at a future date. Certain Funds may also enter into options on foreign currency. Currency spot, forward and option prices are highly volatile and forward, spot and option contracts may be illiquid. Such prices are influenced by, among other things: changing supply and demand relationships; government trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; and changes in interest rates. From time to time, governments intervene directly in these markets with the specific intention of influencing such prices. Currency trading may also involve economic leverage (i.e., the Fund may have the right to a return on its investment that exceeds the return that the Fund would expect to receive based on the amount contributed to the investment), which can increase the gain or the loss associated with changes in the value of the underlying instrument. Forward currency contracts are subject to the risk that should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, dollar rolls, borrowing, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions and short sales. The use of derivatives may also create leveraging risk. A Fund will segregate or “earmark” liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

Counterparty Risk

Counterparty risk is the risk that the other party(s) in an agreement or a participant to a transaction, such as a broker or swap counterparty, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the delivery conditions of the contract or transaction. Counterparty risk is inherent in many transactions, including, but not limited to, transactions involving over-the-counter derivatives, repurchase agreements, securities lending, short sales, credit and liquidity enhancements and equity or commodity-linked notes.

Short Sales

Certain Funds will enter into short sales pursuant to a limited long-short strategy. In a short sale, the seller ( i.e. , the Fund) sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund must return the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The making of short sales exposes the Fund to the risk of liability equal to the market value of the security that is sold (the amount of which liability increases as the market value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.

Although the Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. When the Fund makes a short sale, the Fund may use all or a portion of the cash proceeds of short sales to purchase other securities or for any other permissible Fund purpose. To the extent necessary to meet collateral requirements, the Fund is required to pledge assets in a segregated account maintained by the Fund’s custodian for the benefit of the broker. The Fund also may use securities it owns to meet any such collateral obligations. Until the Fund returns a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current requirement under Regulation T promulgated by the Board of Governors of the Federal Reserve System under the authority of sections 7 and 8 of the Securities Exchange Act of 1934, as amended; or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC (e.g., by taking an offsetting long position in the security sold short).

If the Fund’s prime broker fails to make or take delivery of a security as part of a short sale transaction, or fails to make a cash settlement payment, the settlement of the transaction may be delayed and the Fund may lose money.

Commodity Risk

Exposure to the commodities markets may subject the Russell Commodity Strategies Fund to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or sectors affecting a particular industry or commodity (such as drought, floods, weather, livestock disease, embargoes or tariffs) and international economic, political and regulatory developments. Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s net asset value), and there can be no assurance that the Fund’s use of leverage will be successful. Different sectors of commodities, including precious metals, base metals, energy and agricultural commodities, may have very different risk characteristics and different levels of volatility.

Even within a given sector of a commodity (e.g., energy commodities), there can be significant differences in volatility and correlation between different commodity contracts (e.g., crude oil vs. natural gas), and similarly there can be significant differences in volatility and correlation between contracts expiring at different dates. In addition, the purchase of derivative instruments linked to one type of commodity and the sale of another (i.e., “basis spreads” or “product spreads”), or the purchase of contracts expiring at one date and the sale of contracts expiring at another (i.e., “calendar spreads”) may expose the Fund to additional risk, which could cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.

  Correlation Risk

Changes in the value of a hedging instrument may not match those of the investment being hedged. Commodity-linked structured notes may be structured in a way that results in the Russell Commodity Strategies Fund’s performance significantly diverging from the DJ–UBS Index.

  Tax Risk

The Russell Commodity Strategies Fund gains exposure to the commodity markets through investments in commodity-linked derivative instruments, including commodity index-linked structured notes, swap agreements, commodity options and futures. The Fund also intends to gain exposure indirectly to commodities markets by investing in the Subsidiary, which may invest in commodity index-linked securities and other commodity-linked securities and derivative instruments. In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”), the Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. However, the IRS has also issued private letter rulings to other taxpayers in which the IRS specifically concluded that income from certain commodity-linked notes is qualifying income and that income derived from a wholly-owned subsidiary will also constitute qualifying income. Although those private letter rulings can be relied on only by the taxpayers to whom they were issued, based on the reasoning in such rulings, the Fund may seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in the Subsidiary. The Fund has also requested its own such private letter ruling, although the IRS currently has suspended the issuance of such rulings pending further internal review. There can be no assurance that the IRS will issue the requested ruling to the Fund, or that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. The ability of the Fund to qualify for favorable regulated investment company status under the Code could be jeopardized if the Fund were unable to treat its income from commodity-linked notes and the Subsidiary as qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives and the Fund’s investments in the Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.

  Subsidiary Risk

By investing in the Subsidiary, the Russell Commodity Strategies Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments, although the investment programs followed by the Fund and the Subsidiary are not identical. The derivatives and other investments that will be held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and will be subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, although the Subsidiary is subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund, the Subsidiary is not subject to all the investor protection of the 1940 Act. Furthermore, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information and could adversely affect the Fund.

Securities of Other Investment Companies

If a Fund invests in other investment companies, shareholders will bear not only their proportionate share of the Fund’s expenses (including operating expenses and the fees of the adviser), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of a Fund but also to the portfolio investments of the underlying investment companies.

Real Estate Securities

Just as real estate values go up and down, the value of the securities of companies involved in the industry, and in which a Fund invests, also fluctuates. A Fund that invests in real estate securities is also indirectly subject to the risks associated with direct ownership of real estate. Additional risks include declines in the value of real estate, changes in general and local economic and real estate market conditions, changes in debt financing availability and terms, increases in property taxes or other operating expenses and changes in tax laws and interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.

  REITs

REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit. Moreover, the underlying portfolios of REITs may not be diversified, and therefore subject to the risk of investing in a limited number of properties. REITs are also dependent upon management skills and are subject to heavy cash flow dependency, defaults by tenants, self-liquidation and the possibility of failing either to qualify for tax-free pass-through of income under federal tax laws or to maintain their exemption from certain federal securities laws. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

Infrastructure Companies

Investments in infrastructure-related companies have greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, the effects of surplus capacity, increased competition from other providers of services in a developing deregulatory environment, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, government budgetary constraints, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Other factors that may affect the operations of infrastructure-related companies include innovations in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company’s products, increased susceptibility to terrorist acts or political actions, risks of environmental damage due to a company’s operations or an accident, and general changes in market sentiment towards infrastructure and utilities assets.

MLPs

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for Federal income tax purposes.

Depositary Receipts

Depositary receipts are securities traded on a local stock exchange that represent interests in securities issued by a foreign publicly-listed company. Depositary receipts have the same currency and economic risks as the underlying shares they represent. They are affected by the risks associated with the underlying non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. The value of depositary receipts will rise and fall in response to the activities of the company that issued the securities represented by the depositary receipts, general market conditions and/or economic conditions. Also, if there is a rise in demand for the underlying security and it becomes less available to the market, the price of the depositary receipt may rise, causing a Fund to pay a premium in order to obtain the desired depositary receipt. Conversely, changes in foreign market conditions or access to the underlying securities could result in a decline in the value of the depositary receipt. The Funds may invest in both sponsored and unsponsored depositary receipts, which are purchased through “sponsored” and “unsponsored” facilities, respectively. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without the participation of the issuer of the underlying security. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Illiquid Securities

An illiquid security is one that does not have a readily available market or that is subject to resale restrictions, possibly making it difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued it. A Fund with an investment in an illiquid security may not be able to sell the security quickly and at a fair price, which could cause the Fund to realize losses on the security if the security is sold at a price lower than that at which it had been valued. An illiquid security may also have large price volatility.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer or a security’s underlying collateral. In such cases, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, a Fund may be unable to achieve its desired level of exposure to a certain sector. Also, the market price of certain investments may fall dramatically if there is no liquid trading market. To the extent that a Fund’s principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, a Fund will tend to have the greatest exposure to liquidity risk. Additionally, fixed income securities can become difficult to sell, or less liquid, for a variety of reasons, such as lack of a liquid trading market.

Market Volatility

Financial markets have recently exhibited substantial instability and volatility. Volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by a Fund. RIC has established procedures to value instruments for which market prices may not be readily available. RIMCo will monitor developments in financial markets and seek to manage each Fund in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Economic and Market Events Risk

Global economies and financial markets are becoming increasingly interconnected and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. For example, regional, economic or political instability or natural disasters may impact issuers across various countries, regions and markets. The severity or duration of such conditions may be affected by policy changes made by governments or quasi-governmental organizations. Economic and market events may not have the same impact on all types of securities and a Fund’s investments could underperform other types of investments.

Government Intervention in and Regulation of Financial Markets

Recent instability in the financial markets has led the governments across the globe to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The effects of such action are not yet fully known. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take additional actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Future legislation or regulation may also change the way in which a Fund is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings.

The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances. In the event of such a disturbance, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. It is not certain whether governments would intervene in response to future market disturbances and the effect of any such future intervention cannot be predicted.

Increased Government Debt

Total U.S. public debt as a percentage of gross domestic product has grown rapidly since the beginning of the recent financial downturn. U.S. government agencies project that the U.S. will continue to maintain high debt levels in the near future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, by driving debt cost higher, causing the U.S. Treasury to sell additional debt with shorter maturity periods, and increasing refinancing risk. A high national debt also raises concerns that the U.S. government will be unable to pay investors at maturity. Unsustainable debt levels could cause declines in currency valuations and prevent the U.S. government from implementing effective fiscal policy.

On August 5, 2011 Standard & Poor’s Ratings Services (“S&P”) lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade, the S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. The ultimate impact of the downgrade is uncertain, but it may lead to increased interest rates and market volatility. Because certain Funds invest in securities supported by the full faith and credit of the U.S. government, the market prices and yields of such securities may be adversely affected by the S&P’s downgrade.

Large Redemptions

Large redemption activity could result in a Fund being forced to sell portfolio securities at a loss or before its money managers would otherwise decide to do so. Periods of market illiquidity may exacerbate this risk for fixed income and money market funds. Large redemptions in a Fund may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to a Fund’s portfolio securities, higher brokerage commissions and other transaction costs. Certain of the Funds are used as investments for funds of funds which have the same investment adviser as the Funds. The Underlying Funds may also be used as investments in asset allocation programs sponsored by certain Financial Intermediaries. These Funds may have a large percentage of their Shares owned by such funds of funds or through such asset allocation programs. Should RIMCo or such Financial Intermediary change investment strategies or investment allocations such that fewer assets are invested in a Fund or a Fund is no longer used as an investment, that Fund could experience large redemptions of its Shares.

Non-Diversification Risk

A non-diversified fund is subject to additional risk. To the extent a Fund invests a relatively high percentage of its assets in the securities of a single issuer or group of issuers, a Fund’s performance will be more vulnerable to changes in the market value of the single issuer or group of issuers, and more susceptible to risks associated with a single economic, political or regulatory occurrence, than it would be if the Fund were a diversified fund.

Industry Concentration Risk

Funds that concentrate their investments in a single industry carry a much greater risk of adverse developments in that industry than funds that invest in a wide variety of industries. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments.

Exposing Cash Reserves to Appropriate Markets

By exposing its cash reserves to the performance of certain markets by purchasing equity securities (in the case of equity funds) or fixed income securities (in the case of fixed income funds) and/or derivatives, a Fund’s performance tends to correlate more closely to the performance of that market as a whole. This approach increases a Fund’s performance if the particular market rises and reduces a Fund’s performance if the particular market declines. However, the performance of these instruments may not correlate precisely to the performance of the corresponding market and RIMCo or a money manager may not effectively select instruments to gain market exposure. As a result, while the goal is to achieve market returns, this strategy may underperform the applicable market.

Index Replication and Sampling Risk

Index replication strategies seek to purchase the securities in an index or subset of an index in order to track the index’s or index subset’s performance. Unlike index replication strategies, index sampling strategies do not seek to fully replicate an index or an index subset in order to track the index’s or index subset’s performance and a Fund utilizing such a strategy may hold securities not included in the index and may not hold all the securities included in the index.  A Fund utilizing an index replication or sampling strategy may hold constituent securities of an index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of the performance of individual securities or market conditions could cause a Fund’s return to be lower than if the Fund employed an active strategy with respect to that portion of its portfolio.  A Fund utilizing an index replication or sampling strategy is subject to the risk that the strategy may not produce the intended result.  Additionally, the portion of a Fund’s portfolio utilizing an index replication or sampling strategy is subject to “tracking error” risk.  Tracking error risk is the risk that the performance of the portion of a Fund’s portfolio utilizing an index replication or sampling strategy will differ from the performance of the index or index subset it seeks to track.

Securities Lending

If a borrower of a Fund’s securities fails financially, the Fund’s recovery of the loaned securities may be delayed or the Fund may lose its rights to the collateral, which could result in a loss to the Fund. While securities are on loan, a Fund is subject to: the risk that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, the risk that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, the risk that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, the risk that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, the risk that the return of loaned securities could be delayed and could interfere with portfolio management decisions and the risk that any efforts to recall the securities for purposes of voting may not be effective.

Operational Risk

An investment in the Funds, like any funds, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers. While the Funds seek to minimize such events through controls and oversight, there may still be failures that could cause losses to a Fund.

PORTFOLIO TURNOVER

Portfolio turnover measures how frequently securities held by a fund are bought and sold. The portfolio turnover rates for multi-manager funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager. Each of the Fund’s money managers makes decisions to buy or sell securities independently from other money managers. Thus, one money manager for a Fund may be selling a security when another money manager for the Fund is purchasing the same security. Also, when a Fund replaces a money manager, the new money manager may significantly restructure the investment portfolio. These practices may increase a Fund’s portfolio turnover rate which may result in higher levels of realized gains or losses with respect to a Fund’s portfolio securities, higher brokerage commissions and other transaction costs. Brokerage commissions and transaction costs will reduce Fund performance. The annual portfolio turnover rates for each of the Funds, which in certain cases exceed 100%, are shown in the Financial Highlights tables in this Prospectus. The portfolio turnover rates for the Russell U.S. Large Cap Equity and Russell U.S. Mid Cap Equity Funds will be shown in the Financial Highlights tables in this Prospectus when they are available.

PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year.

Income Dividends

The amount and frequency of distributions are not guaranteed; all distributions are at the Board’s discretion. Currently, the Board intends to declare dividends from net investment income, if any, according to the following schedule:

Declared	Payable	Funds
Daily	Monthly	Russell Money Market Fund
Monthly	Early in the following month	Russell Global Opportunistic Credit, Russell Strategic Bond, Russell Investment Grade Bond, Russell Short Duration Bond and Russell Tax Exempt Bond Funds
Quarterly	April, July, October and December	Russell U.S. Core Equity, Russell U.S. Quantitative Equity, Russell U.S. Value, Russell U.S. Large Cap Equity. Russell U.S. Mid Cap Equity, Russell Global Real Estate Securities and Russell Global Infrastructure Funds
Annually	Mid-December	Russell U.S. Growth, Russell U.S. Small Cap Equity, Russell International Developed Markets, Russell Global Equity, Russell Emerging Markets, Russell Tax-Managed U.S. Large Cap, Russell Tax-Managed U.S. Mid & Small Cap and Russell Commodity Strategies Funds

An additional distribution of net investment income may be declared and paid by a Fund if required to avoid the imposition of a federal tax on the Fund.

The Russell Money Market Fund determines net investment income immediately prior to the determination of its net asset values. This occurs at the earlier of 4:00 p.m. or the close of the New York Stock Exchange on each business day. Net investment income is credited daily to the accounts of shareholders of record prior to the net asset value calculation. The income is accrued daily and paid monthly.

Capital Gains Distributions

The Board will declare capital gains distributions (both short-term and long-term) once a year in mid-December to reflect any net short-term and net long-term capital gains, if any, realized by a Fund in the prior fiscal year. An additional distribution may be declared and paid by a Fund if required to avoid the imposition of a federal tax on the Fund. Distributions that are declared in October, November or December to shareholders of record in such months, and paid in January of the following year, will be treated for tax purposes as if received on December 31 of the year in which they were declared.

Buying a Dividend

If you purchase Shares just before a distribution, you will pay the full price for the Shares and receive a portion of the purchase price back as a taxable distribution. This is called “buying a dividend.” Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of the net asset value of a Fund, regardless of whether you reinvested the dividends. To avoid “buying a dividend,” check a Fund’s distribution dates before you invest.

Automatic Reinvestment

Your dividends and other distributions will be automatically reinvested at the closing net asset value on the record date, in additional Fund Shares, unless you elect to have the dividends or distributions paid in cash or invested in another Fund. You may change your election by delivering written notice no later than ten days prior to the record date to your Financial Intermediary.

additional information about TAXES

In general, distributions from a Fund are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Shares or receive them in cash. Any long-term capital gains distributed by a Fund are taxable to you as long-term capital gains no matter how long you have owned your Shares. Early each year, you will receive a statement that shows the tax status of distributions you received for the previous year.

If you are an individual investor, a portion of the dividends you receive from a Fund may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations. For taxable years beginning after December 31, 2012, the special rates for qualified dividend income will no longer apply, and such income will be taxed at ordinary income rates. It is not expected that any portion of the Russell Commodity Strategies Fund’s distributions will be eligible to be treated as qualified dividend income.

When you sell or exchange Shares, you may have capital gains or losses. Any losses you incur if you sell or exchange Shares that you have held for six months or less will be treated as long-term capital losses, but only to the extent that the Fund has paid you long-term capital gains dividends with respect to those Shares during that period. The tax rate on any gains from the sale or exchange of your Shares depends on how long you have held your Shares.

No Fund makes any representation as to the amount or variability of its capital gains distributions which may vary as a function of several factors including, but not limited to, gains and losses related to the sale of securities, prevailing dividend yield levels, general market conditions, shareholders’ redemption patterns and Fund cash equitization activity.

Fund distributions and gains from the sale or exchange of your Shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate taxes. For Fund taxable years beginning after 2004 and before 2012 (or a later date if extended by Congress), a portion of Fund distributions received by a non-U.S. investor may be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains earned by a Fund if properly reported by the Fund. Also, for that same period, U.S. estate taxes may not apply to that portion of Shares held by a non-U.S. investor that is attributable to Fund assets consisting of certain debt obligations or other property treated as not within the United States for U.S. estate tax purposes. You should consult your tax professional about federal, state, local or foreign tax consequences of holding Shares.

When a Fund invests in securities of certain foreign countries, the Fund may have taxes withheld on the income received from these securities. If more than 50% of the total fair market value of a Fund’s assets at the close of its taxable year is made up of foreign securities, the Fund may elect to pass through such taxes to shareholders who may then (subject to limitations) claim a foreign tax credit.

If you are a corporate investor, a portion of the dividends from net investment income paid by Russell U.S. Core Equity Fund, Russell U.S. Quantitative Equity Fund, Russell U.S. Growth Fund, Russell U.S. Value Fund, Russell U.S. Large Cap Equity Fund, Russell U.S. Mid Cap Equity Fund, Russell U.S. Small Cap Equity Fund, Russell Global Equity Fund, Russell Tax-Managed U.S. Large Cap Fund, Russell Tax-Managed U.S. Mid & Small Cap Fund or Russell Global Infrastructure Fund will generally qualify, in part, for the corporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by each Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction. You should consult your tax professional with respect to the applicability of these rules.

Although the Russell Tax-Managed U.S. Large Cap and the Russell Tax-Managed U.S. Mid & Small Cap Funds consider the tax consequences of portfolio trading activity among other factors during a particular year, the realization of capital gains is not entirely within either the Fund’s or their money managers’ control. Shareholder purchase and redemption activity, as well as the Fund’s performance, will impact the amount of capital gains realized. Capital gains distributions by the Russell Tax-Managed U.S. Large Cap Fund and Russell Tax-Managed U.S. Mid & Small Cap Fund may vary considerably from year to year.

The Russell Tax Exempt Bond Fund intends to continue to qualify to pay “exempt-interest dividends” to its shareholders by maintaining, as of the close of each quarter of its taxable years, at least 50% of the value of its total assets in municipal obligations. If the Fund satisfies this requirement, distributions from net investment income to shareholders will be exempt from federal income taxation, including the alternative minimum tax, to the extent that net investment income is represented by interest on municipal obligations. However, to the extent dividends are derived from taxable income from temporary investments, short-term capital gains, or income derived from the sale of bonds purchased with market discount, the dividends are treated as ordinary income, whether paid in cash or reinvested in additional Shares. If the Fund invests in private activity bonds, a portion of any dividends derived from income from such investments may be treated as a preference item in determining your alternative minimum tax.

For the Russell Money Market Fund, no portion of the Fund’s distributions is expected to qualify for the reduced tax rates applicable to “qualified dividend income” for individual shareholders, or for the dividends received deduction for corporate shareholders. Because the Russell Money Market Fund expects to maintain a stable $1.00 Share price, you should not have any gains or losses if you sell your shares.

By law, a Fund must withhold the legally required amount of your distributions and proceeds if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the IRS instructs the Fund to do so.

The following information is specific to the Russell Commodity Strategies Fund. One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. As such, the Fund’s ability to utilize commodity-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income. However, the IRS has also issued private letter rulings to other taxpayers in which the IRS specifically concluded that income from certain commodity index-linked structured notes is qualifying income and that income derived from an investment in a wholly-owned subsidiary will also constitute qualifying income, even if the subsidiary itself owns commodity-linked swaps. Although those private letter rulings can be relied on only by the taxpayers to whom they were issued, based on the reasoning in such rulings, the Fund intends to seek to gain exposure to the commodity markets primarily through investments in commodity index-linked structured notes and through investments in the Subsidiary. The Fund has also requested its own such private letter ruling, although the IRS currently has suspended the issuance of such rulings pending further internal review. There can be no assurance that the IRS will issue the requested ruling to the Fund, or that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. The ability of the Fund to qualify for favorable regulated investment company status under the Code could be jeopardized if the Fund were unable to treat its income from the commodity-linked notes and the Subsidiary as qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives and the Fund’s investments in the Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.

The tax discussion set forth above is included for general information only. You should consult your own tax adviser concerning the federal, state, local or foreign tax consequences of an investment in a Fund.

Additional information on these and other tax matters relating to each Fund and its shareholders is included in the section entitled “Taxes” in the Funds’ Statement of Additional Information.

Cost Basis Reporting

Effective January 1, 2012, Department of the Treasury regulations mandate cost basis reporting to shareholders and the Internal Revenue Service (“IRS”) for redemptions of Fund shares acquired on or after January 1, 2012 (“post-effective date shares”). If you acquire and hold shares directly with the Funds and not through a Financial Intermediary, RFSC will use a default average cost basis methodology for tracking and reporting your cost basis on post-effective date shares, unless you request, in writing, another cost basis reporting methodology.

Additionally, for redemptions of shares held directly with the Funds on or after January 1, 2012, unless you select specific share lots in writing at the time of redemption, RFSC will first relieve (i.e., identify the shares to be redeemed for purposes of determining cost basis) all shares acquired prior to January 1, 2012 (“pre-effective date shares”), before relieving any post-effective date shares.  You continue to be responsible for tracking cost basis, and appropriately reporting sales of pre-effective date shares to the IRS.  If RFSC has historically provided cost basis reporting on these pre-effective date shares, RFSC will continue to provide those reports.  However, no cost basis reporting will be provided to the IRS on the sale of pre-effective date shares.

If you acquire and hold shares through a Financial Intermediary, please contact your Financial Intermediary for information related to cost basis defaults, cost basis selection, and cost basis reporting.

You should consult your own tax advisor(s) when selecting your cost basis tracking and relief methodology.

HOW NET ASSET VALUE IS DETERMINED

Net Asset Value Per Share

The net asset value per share is calculated for Shares of each Class of each Fund on each business day on which Shares are offered or redemption orders are tendered. For each Fund, a business day is one on which the New York Stock Exchange (NYSE) is open for regular trading. Each Fund determines net asset value at 4:00 p.m. Eastern Time or as of the close of the NYSE, whichever is earlier.

The price of Fund Shares is computed by dividing the current value of a Fund’s assets (less liabilities) by the number of Shares of the Fund outstanding and rounding to the nearest cent. Share value for purchase, redemption or exchange will be based on the net asset value next calculated after your order is received in good form (i.e., when all required documents and your check or wired funds are received) by a Fund or an authorized Fund agent. See “Additional Information About How to Purchase Shares,” “Additional Information About How to Redeem Shares” and “Exchange Privilege” for more information.

Valuation of Portfolio Securities

The Funds value portfolio securities according to Board-approved securities valuation procedures and pricing services, which include market value procedures, fair value procedures and a description of the pricing services used by the Funds. Under the Board-approved securities valuation procedures, the Board has delegated the day-to-day valuation functions to RFSC. However, the Board retains oversight over the valuation process.

Money market fund securities are priced using the amortized cost method of valuation, as are debt obligation securities maturing within 60 days of the date of purchase, unless the Board determines that amortized cost does not represent market value of short-term debt obligations. Under this method, a portfolio instrument is initially valued at cost and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument. Investments in other investment companies are valued at their net asset value per share, calculated at 4:00 p.m. Eastern Time or as of the close of the NYSE, whichever is earlier. The circumstances under which these companies will use fair value pricing and the effects of using fair value pricing can be found in the other investment companies’ prospectuses.

Ordinarily, the Funds value each portfolio security based on market quotations provided by pricing services or brokers (when permitted by the market value procedures).

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Funds will use the security’s fair value, as determined in accordance with the fair value procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The fair value procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. The use of fair value pricing by a Fund may cause the net asset value of its Shares to differ significantly from the net asset value that would be calculated using current market values. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund Shares and the daily movement of the benchmark index if the index is valued using another pricing method.

This policy is intended to assure that the Funds’ net asset values fairly reflect security values as of the time of pricing. Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund Shares is determined may be reflected in the calculation of the net asset values for each applicable Fund when the Fund deems that the particular event or circumstance would materially affect such Fund’s net asset value. Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the U.S. Securities Market (defined in the fair value procedures as the movement of a single major U.S. Index greater than a certain percentage) or other significant event; foreign market holidays if on a daily basis fund exposure exceeds 20% in aggregate (all closed markets combined); a company development such as a material business development; a natural disaster or emergency situation; or an armed conflict.

Because foreign securities can trade on non-business days, the net asset value of a Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem Fund Shares.

CHOOSING A CLASS OF SHARES TO BUY

The Funds offer more than one Class of Shares. Each Class of Shares has different sales charges and expenses, allowing you to choose the Class that best meets your needs. Which Class is more beneficial to you depends on the amount and intended length of the investment.

Comparing the Funds’ Classes

Your Financial Intermediary can help you decide which Class of Shares meets your goals. Your Financial Intermediary may receive different compensation depending upon which Class of Shares you choose.

Each Class of Shares has its own sales charge and expense structure, which enables you to choose the Class of Shares (and pricing) that best meets your specific needs and circumstances. In making your decision regarding which Class of Shares may be best for you to invest in, please keep in mind that your Financial Intermediary may receive different compensation depending on the Class of Shares that you invest in and you may receive different services in connection with investments in different Classes of Shares. You should consult with your Financial Intermediary about the comparative pricing and features of each Class, the services available for shareholders in each Class, the compensation that will be received by the Financial Intermediary in connection with each Class and other factors that may be relevant to your decision as to which Class of Shares to buy.

Class A Shares, Russell Money Market Fund Only
Initial Sales Charge	None
Annual 12b-1 Fees	Up to 0.15% of average daily assets
Annual Shareholder Service Fees	None
Class A Shares (excluding Russell Money Market Fund)
Initial Sales Charge	Up to 5.75% for the equity Funds and up to 3.75% for the fixed income Funds; reduced, waived or deferred for large purchases and certain investors
Deferred Sales Charge	1.00% on redemptions of Class A Shares made within 12 months of a purchase on which no front-end sales charge was paid and your Financial Intermediary was paid a commission by the Funds’ Distributor
Annual 12b-1 Fees	0.25% of average daily assets
Annual Shareholder Service Fees	None
Class C Shares
Initial Sales Charge	None
Deferred Sales Charge	None
Annual 12b-1 Fees	0.75% of average daily assets
Annual Shareholder Service Fees	0.25% of average daily assets
Class E Shares
Initial Sales Charge	None
Deferred Sales Charge	None
Annual 12b-1 Fees	None
Annual Shareholder Service Fees	0.25% of average daily assets
Class I Shares
Initial Sales Charge	None
Deferred Sales Charge	None
Annual 12b-1 Fees	None
Annual Shareholder Service Fees	None

Class S Shares
Initial Sales Charge	None
Deferred Sales Charge	None
Annual 12b-1 Fees	None
Annual Shareholder Service Fees	None

Class Y Shares
Initial Sales Charge	None
Deferred Sales Charge	None
Annual 12b-1 Fees	None
Annual Shareholder Service Fees	None

FRONT-END SALES CHARGES

Class C, E, I, S and Y Shares

Class C, E, I, S and Y Shares of all Funds offered in this Prospectus are sold without an initial sales charge.

Class A Shares, Russell Money Market Fund Only

Class A Shares of the Russell Money Market Fund are sold without an initial sales charge. However, if Shares of the Russell Money Market Fund are exchanged for Class A Shares of another RIC Fund, the sales charge applicable to the other fund may apply.

Class A Shares  (excluding Russell Money Market Fund)

Class A Shares are sold at the offering price, which is the net asset value plus a front-end sales charge. You pay a lower front-end sales charge as the size of your investment increases to certain levels. You do not pay a front-end sales charge on the Funds’ distributions of dividends or capital gains you reinvest in additional Class A Shares.

The table below shows the rate of front-end sales charge that you pay, depending on the amount that you purchase. The table below also shows the amount of compensation that is paid to your Financial Intermediary out of the front-end sales charge. This compensation includes commissions to Financial Intermediaries that sell Class A Shares. Financial Intermediaries may also receive the distribution fee payable on Class A Shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A Shares serviced by them. The equity Funds and the fixed income Funds have different front-end sales charges. The equity Funds include the Russell U.S. Core Equity, Russell U.S. Quantitative Equity, Russell U.S. Large Cap Equity, Russell U.S. Mid Cap Equity, Russell U.S. Small Cap Equity, Russell International Developed Markets, Russell Global Equity, Russell Emerging Markets, Russell Tax-Managed U.S. Large Cap, Russell Tax-Managed U.S. Mid & Small Cap, Russell Commodity Strategies, Russell Global Infrastructure and Russell Global Real Estate Securities Funds. The fixed income Funds include the Russell Global Opportunistic Credit, Russell Strategic Bond, Russell Investment Grade Bond, Russell Short Duration Bond and Russell Tax Exempt Bond Funds.

Equity Funds Front-End Sales Charges	Front-end sales charge as % of		Financial Intermediary commission as % of offering price
Amount of Purchase	Offering Price	Net amount Invested
Less than $50,000	5.75	6.10	5.00
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $1,000,000	2.00	2.04	1.60
$1,000,000 or more	-0-	-0-	up to 1.00

Fixed Income Funds Front-End Sales Charges	Front-end sales charge as % of		Financial Intermediary commission as % of offering price
Amount of Purchase	Offering Price	Net amount Invested
Less than $50,000	3.75	3.90	3.00
$50,000 but less than $100,000	3.50	3.63	2.75
$100,000 but less than $250,000	2.50	2.56	2.00
$250,000 but less than $500,000	2.00	2.04	1.60

Fixed Income Funds Front-End Sales Charges	Front-end sales charge as % of		Financial Intermediary commission as % of offering price
Amount of Purchase	Offering Price	Net amount Invested
$500,000 but less than $1,000,000	1.50	1.52	1.20
$1,000,000 or more	-0-	-0-	up to 1.00

Investments of $1,000,000 or more. You do not pay a front-end sales charge when you buy $1,000,000 or more of Shares of RIC Funds (other than the Russell Money Market Fund). However, if your Financial Intermediary was paid a commission by the Funds’ Distributor on those Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of 1.00%. Additional information on commissions paid to your Financial Intermediary on purchases of $1,000,000 or more is available in the Funds’ SAI.

Reducing Your Front-End Sales Charge. To receive a reduced front-end sales charge on purchases of Class A Shares as described below, you must notify your Financial Intermediary of your ability to qualify for a reduced front-end sales charge at the time your order for Class A Shares is placed.

Front-end Sales Charge Waivers. Purchases of Class A Shares may be made at net asset value without a front-end or deferred sales charge in the following circumstances. There is no commission paid to the Financial Intermediaries for Shares purchased under the following circumstances:

1.	Sales to RIC trustees and employees of Russell (including retired trustees and employees), to the immediate families (as defined below) of such persons, or to a pension, profit-sharing or other benefit plan for such persons
2.	Offers of Class A Shares to any other investment company to effect the combination of such company with a Fund by merger, acquisition of assets or otherwise
3.	Sales to multi-participant employer sponsored Defined Contribution plans held in plan level accounts, excluding SEPs and SIMPLE-IRAs
4.	Sales to endowments or foundations with $50 million or more in assets
5.	Sales to current/retired registered representatives of broker-dealers having sales agreements with the Funds’ Distributor to sell Class A Shares of the Funds and sales to a current spouse or the equivalent thereof, child, step-child (with respect to current union only), parent, step-parent or parent-in-law of such registered representative or to a family trust in the name of such registered representative
6.	Accounts managed by a member of Russell Investments
7.	Shares purchased through accounts that are part of certain qualified fee-based programs

Moving Between Accounts. Under certain circumstances, you may transfer Class A Shares of a Fund from an account with one registration to an account with another registration within 90 days without incurring a front-end sales charge. For example, you may transfer Shares without paying a front-end sales load in the following cases:

  From a non-retirement account to an IRA or other individual retirement account
  From an IRA or other individual retirement account, such as a required minimum distribution, to a non-retirement account

In some cases, due to operational limitations or reporting requirements, you must redeem Shares from one account and purchase Shares in another account to achieve this type of transfer.

If you want to learn more about front-end sales charge waivers, contact your Financial Intermediary.

Aggregated Investments. The following types of accounts may be combined to qualify for reduced front-end sales charge including purchases made pursuant to rights of accumulation or letter of intent as described below:

The following accounts owned by you and/or a member of your immediate family (as defined below):

a.	Accounts held individually or jointly
b.	Those established under the Uniform Gift to Minors Act or Uniform Transfer to Minors Act
c.	IRA accounts and certain single participant retirement plan accounts

d.	Solely controlled business accounts
e.	Trust accounts benefiting you or a member of your immediate family

For purposes of aggregated investments, your immediate family includes your spouse, or the equivalent thereof, and your children and step-children under the age of 21.

Purchases made in nominee or street name accounts may NOT be aggregated with those made for other accounts and may NOT be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Rights of Accumulation (“ROA”) . Subject to the limitations described in the aggregation policy, you may combine current purchases of any RIC Fund (other than the Russell Money Market Fund) with your existing holdings of all RIC Funds (other than direct purchases into the Russell Money Market Fund) to determine your current front-end sales charge. Subject to your Financial Intermediary’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). You must notify your Financial Intermediary at the time an order is placed for a purchase or purchases which would qualify for the reduced front-end sales charge due to existing investments or other purchases. The reduced front-end sales charge may not be applied if such notification is not furnished at the time of the order.

The value of all of your holdings in accounts established in calendar year 2007 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2007. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals.

For purchases to be aggregated for the purpose of qualifying for the ROA, they must be made on the same day through one Financial Intermediary. Your Financial Intermediary may require certain information to verify that the purchase qualifies for the reduced front-end sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all Shares purchased thereafter. Additional information is available from your Financial Intermediary.

Letter of Intent (“LOI”). A non-binding LOI allows you to combine purchases of Shares of any RIC Funds (other than the Russell Money Market Fund) you intend to make over a 13-month period with the market value of your current RIC Fund holdings (other than the Russell Money Market Fund) to determine the applicable front-end sales charge. Any appreciation of your current RIC Fund holdings and any Shares issued from reinvestment of dividends or capital gains will not be considered purchases made during the 13-month period. A portion of your account (up to 5%) will be held in escrow to cover additional Class A front-end sales charges that may be due. If you purchase less than the amount specified in the LOI and the LOI period expires or a full-balance redemption is requested during the LOI period, Shares in your account will be automatically redeemed to pay additional front-end sales charges that may be due. Class A Shares of the Funds held in plan or omnibus accounts are not eligible for an LOI unless the plan or omnibus account can maintain the LOI on their record keeping system. If the shareholder dies within the 13-month period, no additional front-end sales charges are required to be paid.

Exchange Privilege. Generally, exchanges between Class A Shares of the RIC Funds are not subject to a front-end sales charge. Class A Shares of the Russell Money Market Fund initially purchased without payment of a front-end sales charge will be subject to the applicable front-end sales charge when exchanged into Class A Shares of another RIC Fund. Exchanges may have the same tax consequences as ordinary sales and purchases. Please contact your Financial Intermediary and/or tax adviser for more detailed information.

Reinstatement Privilege. You may reinvest proceeds from a redemption or distribution of Class A Shares (other than money market funds) into Class A Shares of any RIC Fund without paying a front-end sales charge if such reinvestment is made within 90 days after the redemption or distribution date and the proceeds are invested in any related account eligible to be aggregated for Rights of Accumulation purposes. Proceeds will be reinvested at the net asset value next determined after receipt of your purchase order in proper form. For purposes of this Reinstatement Privilege, automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing individual retirement plan contributions are not eligible for reinstatement without a sales charge. The privilege may not be exercised if proceeds are subject to a purchase restriction as described in the section entitled “Frequent Trading Policies and Limitations on Trading Activity” and certain other restrictions may apply. Contingent deferred sales charges will be credited to your account at current net asset value following notification to the Fund by your Financial Intermediary.

Information about sales charges and sale charge waivers is available free of charge, on the Funds’ website at www.russell.com.

MORE ABOUT DEFERRED SALES CHARGES

You do not pay a front-end sales charge when you buy $1,000,000 or more of Shares of RIC Funds. However, if your Financial Intermediary was paid a commission by the Funds’ Distributor on Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of 1.00%. The 1.00% is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption. Class A Shares not subject to a deferred sales charge (those issued upon reinvestment of dividends or capital gains) are redeemed first followed by the Class A Shares you have held the longest. Exchanges between Class A Shares of the RIC Funds are not subject to a deferred sales charge.

The deferred sales charge may be waived on:

  Shares sold within 12 months following the death or disability of a shareholder redemptions made in connection with the minimum required distribution from retirement plans or IRAs upon the attainment of age 70½
  a systematic withdrawal plan equaling no more than 1% of the account value per any monthly redemption involuntary redemptions
  redemptions of Class A Shares to effect a combination of a Fund with any investment company by merger, acquisition of assets or otherwise

All waivers of deferred sales charges are subject to confirmation of your status or holdings.

If you want to learn more about deferred sales charges, contact your Financial Intermediary.

DISTRIBUTION AND SHAREHOLDER SERVICES ARRANGEMENTS AND PAYMENTS TO FINANCIAL INTERMEDIARIES

The Funds offer multiple Classes of Shares in this Prospectus: Class A, Class C, Class E,  Class I , Class S and Class Y. Class A Shares are discussed in the sections entitled “Choosing a Class of Shares to Buy,” “Front-End Sales Charges,” and “More About Deferred Sales Charges.”

Class A Shares participate in the Funds’ Rule 12b-1 distribution plan. Under the distribution plan, the Russell Money Market Fund’s Class A Shares currently pay distribution fees of up to 0.15% annually for the sale and distribution of Class A Shares.  All other Funds’ Class A Shares pay distribution fees of 0.25% annually for the sale and distribution of Class A Shares. The distribution fees are paid out of the Funds’ Class A Shares assets on an ongoing basis, and over time these fees will increase the cost of your investment in the Funds, and the distribution fee may cost an investor more than paying other types of sales charges.

Class C Shares participate in the Funds’ Rule 12b-1 distribution plan and in the Funds’ shareholder services plan. Under the distribution plan, the Funds’ Class C Shares pay distribution fees of 0.75% annually for the sale and distribution of Class C Shares. Under the shareholder services plan, the Funds’ Class C Shares pay shareholder services fees of 0.25% on an annualized basis for services provided to Class C shareholders. Because both of these fees are paid out of the Funds’ Class C Share assets on an ongoing basis, over time these fees will increase the cost of your investment in Class C Shares of the Funds, and the distribution fee may cost an investor more than paying other types of sales charges.

Class E Shares participate in the Funds’ shareholder services plan. Under the shareholder services plan, the Funds’ Class E Shares pay shareholder services fees of 0.25% on an annualized basis for services provided to Class E shareholders. The shareholder services fees are paid out of the Funds’ Class E Share assets on an ongoing basis, and over time these fees will increase the cost of your investment in the Funds.

Class I, Class S and Class Y Shares do not participate in either the Funds’ distribution plan or the Funds’ shareholder services plan.

Financial Intermediaries may receive distribution compensation from the Funds’ Distributor with respect to Class A Shares of the Funds pursuant to the Funds’ Rule 12b-1 distribution plan.  Financial Intermediaries may receive distribution compensation and shareholder services compensation from the Funds’ Distributor with respect to Class C Shares of the Funds pursuant to the Funds’ Rule 12b-1 distribution plan and the Funds’ shareholder services plan. Financial Intermediaries may receive shareholder services compensation from the Funds’ Distributor with respect to Class E Shares of the Funds pursuant to the Funds’ shareholder services plan. These payments are reflected in the fees and expenses listed in the annual fund operating expenses table earlier in the Prospectus.

In addition to the foregoing payments, RIMCo or the Funds’ Distributor may make cash payments, from its own resources, to key Financial Intermediaries (including those who may offer Fund Shares through specialized programs such as tax deferred retirement programs) in connection with distribution, which may include providing services intended to result in the sale of Fund Shares, or to pay a portion of costs related to, marketing support, account consolidation, education, transaction processing and/or administrative services support. These compensation arrangements may vary by Financial Intermediary and may increase as the dollar value of Fund Shares held through a particular Financial Intermediary increases. Because these payments are not made by the Funds, these payments are not reflected in the fees and expenses listed in the annual fund operating expenses table. Some of these payments are commonly referred to as “revenue sharing.” At times, such payments may create an incentive for a Financial Intermediary to recommend or make Shares of the Funds available to its customers and may allow the Funds greater access to the customers of the Financial Intermediary.

RFSC may also make cash payments, from its own resources, to key Financial Intermediaries (including those who may offer Fund Shares through specialized programs such as tax deferred retirement programs) to pay a portion of costs related to account consolidation, transaction processing and/or administrative services support. These compensation arrangements may vary by Financial Intermediary and may fluctuate based on the dollar value of Fund Shares held through a particular Financial Intermediary. Because these payments are not made by the Funds, these payments are not reflected in the fees and expenses listed in the annual fund operating expenses table. At times, such payments may create an incentive for a Financial Intermediary to recommend or make Shares of the Funds available to its customers and may allow the Funds greater access to the customers of the Financial Intermediary.

The Funds’ Distributor may pay or allow other promotional incentive payments to Financial Intermediaries to the extent permitted by the rules adopted by the SEC and the Financial Industry Regulatory Authority relating to the sale of mutual fund shares.

To enable Financial Intermediaries to provide a higher level of service and information to prospective and current Fund shareholders, the Funds’ Distributor also offers them a range of complimentary software tools and educational services. The Funds’ Distributor provides such tools and services from its own resources.

Ask your Financial Intermediary for additional information as to what compensation, if any, it receives from the Funds, the Funds’ Distributor or RIMCo.

additional information about HOW TO PURCHASE SHARES

Unless you are eligible to participate in a Russell employee investment program, Shares are only available through a select network of Financial Intermediaries. If you are not currently working with one of these Financial Intermediaries, please call 800-787-7354 for assistance in contacting an investment professional near you.

Except for the Russell Money Market Fund, Class E, Class I and Class S Shares may only be purchased by:

(1)	clients of Financial Intermediaries who charge an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for their services for the shareholder account in which the Class E, Class I or Class S Shares are held or clients of Financial Intermediaries where the Financial Intermediary would typically charge such a fee but has determined to waive its fee in a particular instance as the result of a potential conflict of interest;
(2)	employee benefit and other plans, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, HSAs (Health Savings Accounts), profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans, that consolidate and hold all Fund Shares in plan level or omnibus accounts on behalf of participants. SEPs, SIMPLE-IRA and individual 403(b) Plans are not considered plans for purposes of this paragraph;

(3)	clients of Financial Intermediaries who are members of Russell Investments;
(4)	individuals pursuant to employee investment programs of Russell or its affiliates; or
(5)	current/retired registered representatives of broker-dealers having sales agreements with the Funds’ Distributor to sell Class E, Class I or Class S Shares of the Funds and current spouses or the equivalent thereof, children, step-children (with respect to current union only), parents, step-parents or parents-in-law of such registered representative or to a family trust in the name of such registered representative.

The Funds generally do not have the ability to enforce these limitations on access to Class E, Class I  or Class S Shares. It is the sole responsibility of each Financial Intermediary to ensure that it only makes Class E, Class I  or Class S Shares available to those categories of investors listed above that qualify for access to Class E, Class I  or Class S Shares. However, the Funds will not knowingly sell Class E, Class I  or Class S Shares to any investor not meeting one of the foregoing criteria.

There is currently no required minimum initial investment for Class A, Class C, Class E or Class S Shares of the Funds. However, each Fund reserves the right to close any account whose balance falls below $1,000 and to change the categories of investors eligible to purchase its Shares.

For Class I Shares, there is a $100,000 required minimum initial investment for each account in each Fund. Class I Shares may not be offered in connection with certain asset allocated programs where the asset allocation has been developed by RIMCo or an affiliate of RIMCo despite the fact that you meet the foregoing criteria.

For Class Y Shares, there is a $10 million required minimum initial investment for each account in the Funds. However, there is no required minimum initial investment for (i) any Russell Investment Company or Russell Investment Funds fund of funds, (ii) for investment companies that have entered into a contractual arrangement with a Fund or its service providers to acquire Class Y Shares or (iii) shares acquired by any collective vehicle or other discretionary account actively managed by Russell Investments.

If a Fund detects a pattern of trading that appears to be designed to evade the minimum initial investment requirement for Class I or Class Y Shares, the Fund reserves the right to close the account(s). Each Fund reserves the right to close any account whose balance falls below $1,000 and to change the categories of investors eligible to purchase its Shares or the required minimum investment amounts. You may be eligible to purchase Shares if you do not meet the required initial minimum investment. You should consult your Financial Intermediary for details, which are summarized in the Funds’ Statement of Additional Information.

If you purchase, redeem, exchange or hold Shares through a Financial Intermediary, your Financial Intermediary may charge you transaction-based fees, activity based fees and other fees for its services based upon its own policies and procedures. Those fees are retained entirely by your Financial Intermediary and no part of those fees are paid to RIMCo, the Funds’ Distributor or the Funds. Please contact your Financial Intermediary for more information about these fees as they may apply to your investments and your accounts.

You may purchase Shares through a Financial Intermediary on any business day of the Funds (a day on which the NYSE is open for regular trading). Purchase orders are processed at the next net asset value per share calculated after a Fund receives your order in proper form (as determined by your Financial Intermediary). The Funds will close early if the NYSE closes early. Any purchase order received after the close of the NYSE will be processed on the following business day at the next calculated net asset value per share. Because Financial Intermediaries may have cut off times for processing orders to buy Fund Shares prior to market close, please ask your Financial Intermediary what their cut off time is.

For Class A Shares: You must place purchase orders for Class A Shares through a Financial Intermediary in U.S. dollars. Specific payment arrangements should be made with your Financial Intermediary. However, exceptions may be made by prior special arrangement.

For Class C, Class E, Class I, Class S and Class Y Shares: All purchases must be made in U.S. dollars. Checks and other negotiable bank drafts must be drawn on U.S. banks and made payable to “Russell Investment Company” or as otherwise instructed by your Financial Intermediary. Purchases will be rejected if a payment does not clear the bank. Financial Intermediaries settling through National Securities Clearing Corporation, or in limited circumstances with prior arrangement with the Funds, may settle trades on the third business day following receipt by the Funds of your order. If you fail to properly settle a purchase, you will be responsible for any resulting loss to the Funds (i.e., any difference in net asset value between the trade date and the settlement date). In the case of an insufficient funds check, an overdraft charge may also be applied. Third party checks are generally not accepted, however exceptions may be made by prior special arrangements with certain Financial Intermediaries. Cash, checks drawn on credit card accounts, cashiers checks, money orders, traveler checks, and other cash equivalents will not be accepted.

Customer Identification Program: To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. When you open a new account to buy Shares of the Funds, the Funds or your Financial Intermediary will ask your name, address, date of birth, taxpayer identification or other government identification number and other information that will allow the Funds to identify you. If the Funds or your Financial Intermediary are unable to adequately identify you within the time frames set forth in the law, your Shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.

Foreign Investors: A Financial Intermediary may offer and sell the Funds to non-resident aliens and non-U.S. entities, if (1) the Financial Intermediary can fulfill the due diligence and other requirements of the USA PATRIOT ACT and applicable Treasury or SEC rules, regulation and guidance applicable to foreign investors, and (2) the offer and sale occur in a jurisdiction where a Fund is authorized to be offered and sold, currently the 50 states of the United States and certain U.S. territories. Without the prior approval of a Fund’s Chief Compliance Officer, non-resident aliens and entities not formed under U.S. law may not purchase Shares of a Fund where the Fund is responsible for the due diligence and other requirements of the USA PATRIOT ACT and applicable Treasury or SEC rules, regulation and guidance applicable to foreign investors.

Offering Dates and Times

For all Funds: Purchase orders must be received by a Fund or an authorized Fund agent prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier, to be processed at the net asset value calculated on that day. Purchases can be made on any day when Shares are offered. Certain authorized Fund agents have entered into agreements with the Funds’ Distributor or its affiliates to receive and accept orders for the purchase and redemption of Shares of the Funds. Some, but not all, Financial Intermediaries are authorized Fund agents, and some, but not all, authorized Fund agents are Financial Intermediaries. Fund agents and Financial Intermediaries may have earlier purchase order cut off times to allow them to deliver purchase orders to the Funds prior to the Funds’ order transmission cut off time. Please verify your purchase order cut off time with your Financial Intermediary.

Additional Requirements for the Russell Money Market Fund: Purchase orders are settled based on one of two methods: (i) same day settlement (sometimes referred to as AM trading) for which the shareholder will receive the dividend declared on the date of receipt of the order or (ii) next day settlement (sometimes referred to as PM trading) for which the shareholder will not receive the dividend determined on the date of receipt of the order.

Same day settlement orders to purchase Shares of the Russell Money Market Fund will earn the dividend declared on the date received if (i) the order is received by the Fund two hours prior to the earlier of the close of the New York Stock Exchange or the close of the Bond Market Association on any day in which the Fund is open, and (ii) payment by federal funds wire is received on that day and (iii) the trade is submitted as a same day settlement trade.

All other orders will be considered next day settlement and will not earn the dividend declared on the date received if the order is received by means other than federal funds wire.

All wire transactions will be considered next day settlement if any one of the following conditions exists:

  Receipt of the wire after the close of the Fund
  Receipt of the wire after the recommended closure time on a day on which the Bond Market Association recommends an early closure of the bond markets
  Receipt of the wire on a day on which the Bond Market Association recommends a complete closure of the bond markets
  Receipt of the wire on a Federal Reserve Holiday on which the NYSE is open

The Fund reserves the right to discontinue same day settlement at any time.

Order and Payment Procedures

Generally, you must place purchase orders for Shares through your Financial Intermediary. You may pay for your purchase by mail or funds transfer. Please contact your Financial Intermediary for instructions on how to place orders and make payment to the Funds.

If your account is held directly with the Funds, in order for your instructions by mail to be considered in proper form, the instructions must be received at one of the following addresses:

Regular Mail: Russell Funds, P.O. Box 8420, Boston, MA 02266-8420

Overnight Mail: Russell Funds, 30 Dan Road, Canton, MA 02021

Automated Investment Program

For Class A Shares: Your Financial Intermediary may offer an automated investment program whereby you may choose to make regular investments in an established account. Contact your Financial Intermediary for further information.

For Class C, Class E, Class I and Class S Shares: If you invest through certain Financial Intermediaries, you may choose to make regular investments in an established account on a monthly, quarterly, semiannual, or annual basis by automatic electronic funds transfer from an account held within U.S. financial institutions that are members of the Federal Reserve System. Depending on the capabilities of your Financial Intermediary, a separate transfer may be made for each Fund in which you purchase Shares. You may change the amount or stop the automatic purchase at any time. Contact your Financial Intermediary for further information on this program. If you invest directly through the Funds, you may choose to make such regular investments subject to a minimum of $25 per fund.

EXCHANGE PRIVILEGE

How to Exchange Shares

Exchanges Between Funds. Through your Financial Intermediary you may exchange Shares you own in one Fund for Shares of any other Fund offered by RIC on the basis of the current net asset value per share at the time of the exchange if you meet any applicable initial minimum investment or investor eligibility requirements stated in the Prospectus for that Fund. For additional information, including Prospectuses for other RIC Funds, contact your Financial Intermediary.

An exchange between Funds involves the redemption of Shares, which is treated as a sale for income tax purposes. Thus, capital gains or losses may be realized. Please consult your tax adviser for more information.

Exchanges Between Classes. Through your Financial Intermediary, you may exchange or convert Shares you own of a Fund for Shares of any other Class of Shares of that Fund on the basis of the current net asset value (except that exchanges into Class A Shares will normally be made at the Public Offering Price) per share at the time of the exchange if you meet any applicable initial minimum investment or investor eligibility requirements stated in the Prospectus for that Class of Shares.

RFSC believes that an exchange between Classes of the same Fund is not a taxable event; however, you must check with your Financial Intermediary to determine if they will process the exchange as non-taxable. Please consult with your Financial Intermediary and your tax adviser for more information.

Contact your Financial Intermediary for assistance in exchanging Shares and, because Financial Intermediaries’ processing times may vary, to find out when your account will be credited or debited. To request an exchange in writing, please contact your Financial Intermediary.

For Class  A Shares, exchanges must be made through your Financial Intermediary.

Systematic Exchange Program

If you invest in Class A Shares, your Financial Intermediary may offer a systematic exchange program.  If you would like to establish a systematic exchange program, please contact your Financial Intermediary.

If you invest in Class C, Class E, Class I, Class S or Class Y Shares, and if you invest through certain Financial Intermediaries, a systematic exchange program which allows you to redeem Shares from one or more Funds and purchase

Shares of certain other RIC Funds may be offered. Systematic exchanges may be established to occur on a monthly, quarterly, semiannual or annual basis. If you would like to establish a systematic exchange program, please contact your Financial Intermediary.

A systematic exchange involves the redemption of Shares, which is treated as a sale for income tax purposes. Thus, capital gains or losses may be realized. Please consult your tax adviser for more information.

The Russell Tax-Managed U.S. Large Cap and Russell Tax-Managed U.S. Mid & Small Cap Funds do not offer a systematic exchange program in view of their portfolio management strategies.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS

The Board has adopted frequent trading policies and procedures which are described below. The Funds will apply these policies uniformly. The Board believes that it is unnecessary for the Russell Money Market Fund to have such frequent trading policies because the Russell Money Market Fund may be used as a short-term investment. The Funds, other than the Russell Money Market Fund, discourage frequent purchases and redemptions of Fund Shares by Fund shareholders. The Funds do not accommodate frequent purchases and redemptions of Fund Shares by Fund shareholders.

Each Fund reserves the right to restrict or reject, without prior notice, any purchase or exchange order for any reason. A Fund may, in its discretion, restrict or reject a purchase or exchange order even if the transaction is not subject to the specific limitations on frequent trading described below if the Fund or its agents (i.e., RIMCo or RFSC) determine that accepting the order could interfere with the efficient management of a Fund’s portfolio or otherwise not be in a Fund’s best interests.

In the event that a Fund rejects an exchange request, the Fund will seek additional instructions from the Financial Intermediary regarding whether or not to proceed with the redemption side of the exchange.

Additionally, because short-term investments are inconsistent with the Russell Tax-Managed U.S. Large Cap and Russell Tax-Managed U.S. Mid & Small Cap Funds’ long-term strategy, these Funds will apply their general right to reject any purchases by rejecting purchase orders from investors whose patterns of purchases and redemptions are, in the opinion of these Funds, inconsistent with the Funds’ strategy.

Frequent Trading Policies and Limitations on Trading Activity

Frequent trading of Fund Shares, often in response to short-term fluctuations in the market, also known as “market timing,” is not knowingly permitted by the Funds. Frequent traders and market-timers should not invest in the Funds. The Funds are intended for long-term investors. The Funds, subject to the limitations described below, take steps reasonably designed to curtail frequent trading practices by investors or Financial Intermediaries.

Each Fund monitors for “substantive” round trip trades over a certain dollar threshold that each Fund determines, in its discretion, could adversely affect the management of the Fund. A single substantive round trip is a purchase and redemption or redemption and purchase of Shares of a Fund within a rolling 60 day period. Each Fund permits two substantive round trip trades within a 60 day period.

While the Funds monitor for substantive trades over a certain dollar threshold, a Fund may deem any round trip trade to be substantive depending on the potential impact to the applicable Fund or Funds.

If after two “substantive” round trips, an additional purchase or redemption transaction is executed within that rolling 60 day period, future purchase transactions will be rejected or restricted for 60 days. If after expiration of such 60 day period, there are two “substantive” round trips followed by an additional purchase or redemption transaction within that rolling 60 day period, that shareholder’s right to purchase Shares of any Fund advised by RIMCo will be permanently revoked.

If the Funds do not have direct access to the shareholder’s account to implement the purchase revocation, the Funds will require the shareholder’s Financial Intermediary to impose similar revocation of purchase privileges on the shareholder. In the event that the shareholder’s Financial Intermediary cannot, due to regulatory or legal obligations, impose a revocation of purchase privileges, the Funds may accept an alternate trading restriction reasonably designed to protect the Funds from improper trading practices.

Any exception to the permanent revocation of a shareholder’s purchase privileges, or an alternative trading restriction designed to protect the Funds from improper trading practices, must be approved by the Funds’ Chief Compliance Officer.

The Funds, through their agents, will use their best efforts to exercise the Funds’ right to restrict or reject purchase and exchange orders as described above.

In certain circumstances, with prior agreement between a Financial Intermediary and the Funds, the Funds may rely on a Financial Intermediary’s frequent trading policies if it is determined that the Financial Intermediary’s policies are sufficient to detect and deter improper frequent trading. Any reliance by the Funds on a Financial Intermediary’s frequent trading polices must be approved by the Funds’ Chief Compliance Officer after a determination that such policies are sufficient to detect and deter improper frequent trading. Therefore, with respect to frequent trading, shareholders who invest through a Financial Intermediary should be aware that they may be subject to the policies and procedures of their Financial Intermediary which may be more or less restrictive than the Funds’ policies and procedures.

This policy will not apply to:

  Money Market Funds. The Board of Trustees believes that it is unnecessary for any money market fund to have frequent trading policies because these funds may be used as short term investments.
  Transactions in a Fund by certain other funds (i.e., funds of funds), including any Russell Investment Company and Russell Investment Funds funds of funds, and any other approved unaffiliated fund of funds. RIMCo and the Board of Trustees believe these transactions do not offer the opportunity for price arbitrage.
  Institutional accounts, including but not limited to, foundations, endowments or defined benefit plans, where the transactions are a result of the characteristics of the account (e.g., donor directed activity or funding or disbursements of defined benefit plan payments) rather than a result of implementation of an investment strategy, so long as such transactions do not interfere with the efficient management of a Fund’s portfolio or are otherwise not in a Fund’s best interests.
  Trading associated with asset allocated programs where the asset allocation has been developed by RIMCo or an affiliate of RIMCo and RIMCo has transparency into the amount of trading and the ability to monitor and assess the impact to the Funds or scheduled rebalancing of asset allocated programs based on set trading schedules within specified limits.
  Systematic purchase or redemption programs, if available.

In applying the policy on limitations on trading activity, the Funds consider the information available at the time and reserve the right to consider trading history in any Fund including trading history in other accounts under common ownership or control in determining whether to suspend or terminate trading privileges.

This policy will not affect any shareholder’s redemption rights.

Risks of Frequent Trading

Short-term or excessive trading into and out of a Fund may harm a Fund’s performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Frequent trading may interfere with the efficient management of a Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using interfund lending and engaging in portfolio transactions. Increased portfolio transactions and use of interfund lending would correspondingly increase the Fund’s operating expenses and decrease the Fund’s performance. For Funds that use hedging strategies to ensure that each Fund is fully invested, maintenance of a higher level of cash balances would not decrease a Fund’s exposure to market moves but would decrease the proportion of the Fund that is actively managed.

Additionally, to the extent that a Fund invests significantly in foreign securities traded on markets which may close prior to when the Fund determines its net asset value (referred to as the valuation time), frequent trading by certain shareholders may cause dilution in the value of Fund Shares held by other shareholders. Because events may occur after the close of these foreign markets and before the valuation time of the Funds that influence the value of these foreign securities, investors may seek to trade Fund Shares in an effort to benefit from their understanding of the value of these foreign securities as of the Fund’s valuation time (referred to as price arbitrage). These Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair values of the foreign securities as of the valuation time. To the extent that a Fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of Fund Shares held by other shareholders.

Because certain small cap equity securities may be traded infrequently, to the extent that a Fund invests significantly in small cap equity securities investors may seek to trade Fund Shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a Fund’s portfolio to a greater degree than Funds which invest in highly liquid securities, in part because the Fund may have difficulty selling these small cap portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of Fund Shares held by other shareholders.

Limitations on the Ability to Detect and Curtail Frequent Trading

The Funds will use reasonable efforts to detect frequent trading activity but may not be able to detect such activity in certain circumstances. While the Funds have the authority to request and analyze data on shareholders in omnibus accounts and will use their best efforts to enforce the policy described above, there may be limitations on the ability of the Funds to detect and curtail frequent trading practices and the Funds may still not be able to completely eliminate the possibility of improper trading under all circumstances. Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent frequent trading, there is no guarantee that the Funds or their agents will be able to identify each such shareholder in an omnibus account or curtail their trading practices.

Any Fund may make exceptions to this policy, if in its judgment, the transaction does not constitute improper trading or other trading activity that may be harmful to it.

additional information about HOW TO REDEEM SHARES

For all Funds: Shares may be redeemed through your Financial Intermediary on any business day of the Funds (a day on which the NYSE is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after a Fund receives an order in proper form as determined by your Financial Intermediary. The Funds will close early if the NYSE closes early. Any redemption requests received following an early closure will be processed on the following business day at the next calculated net asset value per share. Shares recently purchased by check may not be available for redemption for 15 days following the purchase or until the check clears, whichever occurs first, to assure that a Fund has received payment for your purchase.

Redemption Dates and Times

For all Funds: Redemption requests must be received by the Fund or an authorized Fund agent prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier, to be processed at the net asset value calculated on that day. Please contact your Financial Intermediary for instructions on how to place redemption requests. Because Financial Intermediaries may have cut off times for processing orders to sell Fund shares prior to market close, please ask your Financial Intermediary what their cut off time is.

Additional Information for the Russell Money Market Fund: Orders are settled based on one of two methods: (i) same day settlement (sometimes referred to as AM trading) where the shareholder will not receive the dividend declared on the date of receipt of the order or (ii) next day settlement (sometimes referred to as PM trading) where the shareholder will receive the dividend determined on the date of receipt of the order.

Same day settlement orders to sell Shares of the Russell Money Market Fund will not earn the dividend declared on the date received if (i) the order is received by the Fund two hours prior to the earlier of the close of the New York Stock Exchange or the close of the Bond Market Association on any day in which the Fund is open, and (ii) payment by federal funds wire is received on that day and (iii) the trade is submitted as a same day settlement trade.

All other orders will be considered next day settlement orders and will earn the dividend declared on the date received.

All wire transactions will be considered next day settlement if one of the following conditions exists:

  Receipt of the request after the close of the Fund

  Receipt of the request after the recommended closure time on a day on which the Bond Market Association recommends an early closure of the bond markets
  Receipt of the request on a day on which the Bond Market Association recommends a complete closure of the bond markets
  Receipt of the request on a Federal Reserve Holiday on which the NYSE is open

The Fund reserves the right to discontinue same day settlement at any time.

Systematic Withdrawal Program

For Class A Shares: Your Financial Intermediary may offer a systematic withdrawal program whereby you may choose to redeem your Shares and receive regular payments from your account. If you would like to establish a systematic withdrawal program, please contact your Financial Intermediary. When you redeem your Shares under a systematic withdrawal program, it may be a taxable transaction.

For Class C, Class E, Class I, Class S or Class Y Shares: If you invest through certain Financial Intermediaries, a systematic withdrawal program which allows you to redeem your Shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis may be offered. If you would like to establish a systematic withdrawal program, please contact your Financial Intermediary. You will generally receive your payment by the end of the month in which a payment is scheduled. When you redeem your Shares under a systematic withdrawal program, it may be a taxable transaction.

The Russell Tax-Managed U.S. Large Cap and Russell Tax-Managed U.S. Mid & Small Cap Funds do not offer a systematic withdrawal program in view of their portfolio management strategies.

You may discontinue the systematic withdrawal program, or change the amount and timing of withdrawal payments by contacting your Financial Intermediary.

PAYMENT OF REDEMPTION PROCEEDS

Payment will ordinarily be made within seven days of receipt of your request in proper form. Each Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days if an emergency condition (as determined by the SEC) exists.

For Class A Shares: When you redeem your Shares, a Fund will pay your redemption proceeds to your Financial Intermediary for your benefit within seven days after the Fund receives the redemption request in proper form. Your Financial Intermediary is then responsible for settling the redemption with you as agreed between you and your Financial Intermediary.

For Class C, Class E, Class I, Class S or Class Y Shares: Your redemption proceeds will be paid in one of the following manners: (1) if you invest through certain Financial Intermediaries, your redemption proceeds will be sent directly to your Financial Intermediary who is then responsible for settling the redemption with you as agreed between you and your Financial Intermediary; (2) a check for the redemption proceeds may be sent to the shareholder(s) of record at the address of record within seven days after the Funds receive a redemption request in proper form; or (3) if you have established the electronic redemption option, your redemption proceeds can be (a) wired to your predesignated bank account on the next bank business day after a Fund receives your redemption request in proper form or (b) sent by Electronic Funds Transfer (EFT) to your predesignated bank account on the second business day after a Fund receives your redemption request in proper form. On Federal Reserve holidays, funds will settle on the next day the Federal Reserve is open. Each Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire. The Funds will always charge a fee when sending an international wire transfer. The Funds reserve the right to charge a fee when sending a domestic wire transfer for redemptions. The Funds do not charge for EFT though your bank may charge a fee to receive the EFT. Wire transfers and EFTs can be sent to U.S. financial institutions that are members of the Federal Reserve System.

OTHER INFORMATION ABOUT SHARE TRANSACTIONS

Written Instructions

For Class A Shares: Written instructions must be in proper form as determined by your Financial Intermediary.

For Class C, Class E, Class I, Class S or Class Y Shares: The Funds require that written instructions be in proper form and reserve the right to reject any written instructions that are not in proper form. Your Financial Intermediary will assist you in preparing and submitting transaction instructions to the Funds to insure proper form. Generally, your instructions must include:

  The Fund name and account number
  Details related to the transaction including type and amount
  Signatures of all owners exactly as registered on the account
  Any supporting legal documentation that may be required

Responsibility for Fraud

Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account confirmations or statements that the Funds or your Financial Intermediary send you. Contact your Financial Intermediary immediately about any transactions that you believe to be unauthorized.

Signature Guarantee

For Class C, Class E, Class I, Class S or Class Y Shares: Each Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to, requests for transactions or account changes. A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association, but not a notary public. Contact your Financial Intermediary for assistance in obtaining a signature guarantee.

In-Kind Exchange of Securities

A Fund may, at its discretion, permit you to acquire Shares in exchange for securities you currently own. Any securities exchanged must meet the investment objective, policies, and limitations of the appropriate Fund; have a readily ascertainable market value; be liquid; and not be subject to restrictions on resale.

Shares purchased in exchange for securities generally may not be redeemed or exchanged for 15 days following the purchase by exchange or until the transfer has settled, whichever comes first. If you are a taxable investor, you will generally realize gains or losses on the exchange for federal income tax purposes. If you are contemplating an in-kind exchange you should consult your tax adviser.

The price at which the exchange will take place will depend upon the relative net asset value of the Shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same way the Fund values its assets. Any interest earned on the securities following their delivery to a Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities becomes the property of the Funds, along with the securities. Please contact your Financial Intermediary for further information.

Redemption In-Kind

If operationally possible (typically only when a Fund is notified in advance of a large redemption), a Fund may, at its discretion, pay for any portion of a redemption amount by a distribution of in-kind securities from the Fund’s portfolio, instead of in cash. There are also operational limitations on the ability of the Funds to make an in-kind distribution of most non-U.S. securities. An in-kind distribution of portfolio securities could include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, which could cause you to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If you receive an in-kind distribution of portfolio securities, and choose to sell them, you will incur brokerage charges and continue to be subject to tax consequences and market risk pending any sale.

Uncashed Checks

For Class C, Class E, Class I, Class S or Class Y Shares: Please make sure you promptly cash checks issued to you by the Funds. If you do not cash a dividend, distribution, or redemption check, the Funds will act to protect themselves and you. This may include restricting certain activities in your account until the Funds are sure that they have a valid address for you. After 180 days, the Funds will no longer honor the issued check and, after attempts to locate you, the Funds will follow governing escheatment regulations in disposition of check proceeds. No interest will accrue on amounts represented by uncashed checks.

Registration of Fund Accounts

Many brokers, employee benefit plans and bank trusts combine their clients’ holdings in a single omnibus account with the Funds held in the brokers’, plans’, or bank trusts’ own name or “street name.” Therefore, if you hold Shares through a brokerage account, employee benefit plan or bank trust fund, a Fund may have records only of that Financial Intermediary’s omnibus account. In this case, your broker, employee benefit plan or bank is responsible for keeping track of your account information. This means that you may not be able to request transactions in your Shares directly through the Funds, but can do so only through your broker, plan administrator or bank. Ask your Financial Intermediary for information on whether your Shares are held in an omnibus account.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Funds’ financial performance for at least the past 60 months (or, if a Fund or Class has not been in operation for 60 months, since the beginning of operations for that Fund or Class). Certain information reflects financial results for a single Fund Share throughout each of the periods shown below. The total returns in the tables represent how much your investment in a Fund would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report, which is available upon request.

The information in the following tables represents the Financial Highlights for the Funds’ Class A, Class C, Class E, Class I, Class S and Class Y Shares, respectively, for the periods shown. No Class A, Class C or Class S Shares of the Russell U.S. Large Cap Equity Fund or the Russell U.S Mid Cap Equity Fund were outstanding as of October 31, 2011.

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)( a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell U.S. Core Equity Fund
Class A
October 31, 2011	26.05	.17	1.03	1.20	(.17)	—	—
October 31, 2010	22.76	.13	3.29	3.42	(.13)	—	—
October 31, 2009	20.73	.17	2.05	2.22	(.19)	—	—
October 31, 2008(3)	28.57	.03	(7.85)	(7.82)	(.02)	—	—
Class C
October 31, 2011	25.91	(.03)	1.03	1.00	(.02)	—	—
October 31, 2010	22.69	(.05)	3.27	3.22	—(f)	—	—
October 31, 2009	20.71	.03	2.01	2.04	(.06)	—	—
October 31, 2008(3)	28.57	—(f)	(7.85)	(7.85)	(.01)	—	—
Class E
October 31, 2011	26.02	.20	1.03	1.23	(.19)	—	—
October 31, 2010	22.73	.16	3.29	3.45	(.16)	—	—
October 31, 2009	20.73	.20	2.01	2.21	(.21)	—	—
October 31, 2008	38.09	.31	(14.35)	(14.04)	(.35)	(2.97)	—
October 31, 2007	33.51	.29	6.08	6.37	(.28)	(1.51)	—
Class I
October 31, 2011	26.01	.27	1.02	1.29	(.26)	—	—
October 31, 2010	22.72	.21	3.30	3.51	(.22)	—	—
October 31, 2009	20.73	.25	2.00	2.25	(.26)	—	—
October 31, 2008	38.08	.41	(14.37)	(13.96)	(.42)	(2.97)	—
October 31, 2007	33.49	.37	6.10	6.47	(.37)	(1.51)	—
Class S
October 31, 2011	26.01	.24	1.03	1.27	(.24)	—	—
October 31, 2010	22.72	.19	3.29	3.48	(.19)	—	—
October 31, 2009	20.72	.22	2.01	2.23	(.23)	—	—
October 31, 2008(3)	28.56	.05	(7.87)	(7.82)	(.02)	—	—
Class Y
October 31, 2011	25.99	.29	1.03	1.32	(.29)	—	—
October 31, 2010	22.71	.23	3.29	3.52	(.24)	—	—
October 31, 2009	20.71	.25	2.02	2.27	(.27)	—	—
October 31, 2008	38.07	.37	(14.33)	(13.96)	(.43)	(2.97)	—
October 31, 2007	33.49	.39	6.09	6.48	(.39)	(1.51)	—
See Notes to Financial Highlights at the end of this section.

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate( b)

(.17)	27.08	4.60	29,238	1.07	1.07	.62	90
(.13)	26.05	15.10	25,461	1.06	1.06	.52	97
(.19)	22.76	10.87	20,849	1.07	1.07	.85	125
(.02)	20.73	(27.38)	16,179	1.10	1.09	.73	121

(.02)	26.89	3.81	61,417	1.82	1.82	(.13)	90
—	25.91	14.24	76,345	1.81	1.81	(.22)	97
(.06)	22.69	9.92	82,018	1.81	1.81	.14	125
(.01)	20.71	(27.49)	86,199	1.84	1.83	—	121

(.19)	27.06	4.67	67,675	1.07	.99	.71	90
(.16)	26.02	15.23	88,999	1.06	.95	.63	97
(.21)	22.73	10.84	94,835	1.07	.94	1.01	125
(3.32)	20.73	(40.01)	94,785	1.00	.95	1.07	121
(1.79)	38.09	19.82	49,355.95		.93	.82	113

(.26)	27.04	4.95	887,294.74		.74	.96	90
(.22)	26.01	15.52	969,214.73		.72	.86	97
(.26)	22.72	11.08	809,999.74		.69	1.27	125
(3.39)	20.73	(39.85)	872,188.73		.70	1.37	121
(1.88)	38.08	20.17	1,396,706.70		.68	1.07	113

(.24)	27.04	4.87	1,509,859.82		.82	.87	90
(.19)	26.01	15.40	1,367,750.81		.81	.77	97
(.23)	22.72	10.99	1,418,555.82		.82	1.11	125
(.02)	20.72	(27.39)	1,249,003.85		.83	1.01	121

(.29)	27.02	5.06	1,239,602.64		.64	1.05	90
(.24)	25.99	15.57	1,372,658.64		.64	.96	97
(.27)	22.71	11.18	2,048,380.64		.64	1.29	125
(3.40)	20.71	(39.87)	1,927,663.67		.66	1.35	121
(1.90)	38.07	20.23	575,655.65		.63	1.12	113
See Notes to Financial Highlights at the end of this section.

FINANCIAL HIGHLIGHTS — continued
	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)( a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell U.S. Quantitative Equity Fund
Class A
October 31, 2011	26.98	.23	2.59	2.82	(.23)	—	—
October 31, 2010	23.94	.23	3.07	3.30	(.26)	—	—
October 31, 2009	22.26	.25	1.68	1.93	(.25)	—	—
October 31, 2008(3)	30.15	.01	(7.88)	(7.87)	(.02)	—	—
Class C
October 31, 2011	26.91	.01	2.58	2.59	(.05)	—	—
October 31, 2010	23.89	.04	3.06	3.10	(.08)	—	—
October 31, 2009	22.23	.10	1.64	1.74	(.08)	—	—
October 31, 2008(3)	30.15	(.02)	(7.89)	(7.91)	(.01)	—	—
Class E
October 31, 2011	26.96	.26	2.57	2.83	(.25)	—	—
October 31, 2010	23.92	.26	3.07	3.33	(.29)	—	—
October 31, 2009	22.26	.28	1.65	1.93	(.27)	—	—
October 31, 2008	40.29	.29	(14.34)	(14.05)	(.26)	(3.72)	—
October 31, 2007	39.35	.31	3.80	4.11	(.33)	(2.84)	—
Class I
October 31, 2011	26.98	.33	2.58	2.91	(.32)	—	—
October 31, 2010	23.95	.32	3.06	3.38	(.35)	—	—
October 31, 2009	22.29	.34	1.64	1.98	(.32)	—	—
October 31, 2008	40.30	.38	(14.35)	(13.97)	(.32)	(3.72)	—
October 31, 2007	39.36	.40	3.81	4.21	(.43)	(2.84)	—
Class S
October 31, 2011	27.00	.30	2.59	2.89	(.30)	—	—
October 31, 2010	23.96	.30	3.07	3.37	(.33)	—	—
October 31, 2009	22.30	.31	1.65	1.96	(.30)	—	—
October 31, 2008(3)	30.18	.02	(7.88)	(7.86)	(.02)	—	—
Class Y
October 31, 2011	26.99	.36	2.58	2.94	(.35)	—	—
October 31, 2010	23.96	.35	3.05	3.40	(.37)	—	—
October 31, 2009	22.29	.34	1.66	2.00	(.33)	—	—
October 31, 2008	40.30	.36	(14.31)	(13.95)	(.34)	(3.72)	—
October 31, 2007	39.36	.42	3.80	4.22	(.44)	(2.84)	—
See Notes to Financial Highlights at the end of this section.

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate( b)

(.23)	29.57	10.47	18,284	1.26	1.26	.77	142
(.26)	26.98	13.87	17,610	1.26	1.26	.88	102
(.25)	23.94	8.82	17,522	1.31	1.31	1.19	115
(.02)	22.26	(26.11)	14,403	1.26	1.26	.32	118

(.05)	29.45	9.63	48,096	2.01	2.01	.04	142
(.08)	26.91	12.98	61,826	2.01	2.01	.14	102
(.08)	23.89	7.91	71,301	2.06	2.06	.49	115
(.01)	22.23	(26.23)	82,787	2.01	2.00	(.43)	118

(.25)	29.54	10.55	51,877	1.27	1.19	.89	142
(.29)	26.96	13.99	67,618	1.26	1.15	1.01	102
(.27)	23.92	8.86	79,008	1.31	1.18	1.35	115
(3.98)	22.26	(38.26)	86,593	1.20	1.15	.94	118
(3.17)	40.29	11.11	61,842	1.09	1.07	.79	121

(.32)	29.57	10.83	374,489.93		.93	1.13	142
(.35)	26.98	14.22	476,481.93		.91	1.26	102
(.32)	23.95	9.12	736,767.98		.93	1.62	115
(4.04)	22.29	(38.11)	815,038.96		.93	1.22	118
(3.27)	40.30	11.40	1,369,379.84		.82	1.04	121

(.30)	29.59	10.74	1,209,861	1.01	1.01	1.02	142
(.33)	27.00	14.14	1,029,950	1.01	1.01	1.15	102
(.30)	23.96	8.98	1,356,163	1.06	1.06	1.46	115
(.02)	22.30	(26.05)	1,245,509	1.02	1.00	.36	118

(.35)	29.58	10.94	1,149,049.83		.83	1.21	142
(.37)	26.99	14.30	1,242,933.83		.83	1.35	102
(.33)	23.96	9.21	1,975,524.88		.88	1.63	115
(4.06)	22.29	(38.07)	1,882,415.86		.85	1.27	118
(3.28)	40.30	11.44	371,457.79		.77	1.09	121
See Notes to Financial Highlights at the end of this section.

FINANCIAL HIGHLIGHTS — continued
	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)( a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell U.S. Growth Fund
Class C
October 31, 2011	6.97	(.07)	.66	.59	—	—	—
October 31, 2010	5.96	(.07)	1.08	1.01	—	—	—
October 31, 2009	5.09	(.04)	.91	.87	—	—	—
October 31, 2008	9.17	(.07)	(3.60)	(3.67)	—	(.41)	—
October 31, 2007	7.84	(.09)	1.42	1.33	—	—	—
Class E
October 31, 2011	7.58	(.02)	.71	.69	—	—	—
October 31, 2010	6.43	(.02)	1.17	1.15	—	—	—
October 31, 2009	5.46	—(f)	.98	.98	(.01)	—	—
October 31, 2008	9.72	—(f)	(3.85)	(3.85)	—	(.41)	—
October 31, 2007	8.25	(.02)	1.49	1.47	—	—	—
Class I
October 31, 2011	7.83	.01	.72	.73	—	—	—
October 31, 2010	6.62	—(f)	1.22	1.22	(.01)	—	—
October 31, 2009	5.63	.02	1.00	1.02	(.03)	—	—
October 31, 2008	9.98	.03	(3.97)	(3.94)	—	(.41)	—
October 31, 2007	8.44	.01	1.53	1.54	—	—	—
Class S
October 31, 2011	7.76	—(f)	.72	.72	—	—	—
October 31, 2010	6.56	(.01)	1.21	1.20	—(f)	—	—
October 31, 2009	5.57	.01	1.00	1.01	(.02)	—	—
October 31, 2008	9.89	.01	(3.92)	(3.91)	—	(.41)	—
October 31, 2007	8.38	(.01)	1.52	1.51	—	—	—
Russell U.S. Value Fund
Class C
October 31, 2011	7.28	.01	.29	.30	(.02)	—	—
October 31, 2010	6.43	(.03)	.88	.85	—(f)	—	—
October 31, 2009	5.69	.02	.75	.77	(.03)	—	—
October 31, 2008	12.84	.05	(5.19)	(5.14)	(.06)	(1.95)	—
October 31, 2007	12.44	.01	1.16	1.17	(.02)	(.75)	—
Class E
October 31, 2011	7.48	.07	.31	.38	(.06)	—	—
October 31, 2010	6.58	.03	.90	.93	(.03)	—	—
October 31, 2009	5.82	.06	.76	.82	(.06)	—	—
October 31, 2008	13.10	.12	(5.31)	(5.19)	(.14)	(1.95)	—
October 31, 2007	12.66	.11	1.19	1.30	(.11)	(.75)	—
Class I
October 31, 2011	7.50	.10	.32	.42	(.10)	—	—
October 31, 2010	6.60	.05	.90	.95	(.05)	—	—
October 31, 2009	5.84	.08	.76	.84	(.08)	—	—
October 31, 2008	13.13	.15	(5.32)	(5.17)	(.17)	(1.95)	—
October 31, 2007	12.69	.16	1.18	1.34	(.15)	(.75)	—
Class S
October 31, 2011	7.49	.09	.31	.40	(.09)	—	—
October 31, 2010	6.58	.04	.91	.95	(.04)	—	—
October 31, 2009	5.82	.08	.76	.84	(.08)	—	—
October 31, 2008	13.10	.14	(5.32)	(5.18)	(.15)	(1.95)	—
October 31, 2007	12.67	.14	1.17	1.31	(.14)	(.75)	—
See Notes to Financial Highlights at the end of this section.

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate( b)

—	7.56	8.18	5,335	2.29	2.05	(.97)	142
—	6.97	16.95	5,456	2.24	2.05	(1.08)	111
—	5.96	17.09	5,770	2.18	2.11	(.76)	118
(.41)	5.09	(41.76)	6,211	2.31	2.21	(.90)	120
—	9.17	16.96	11,204	2.27	2.23	(1.14)	138

—	8.27	8.97	3,906	1.54	1.30	(.22)	142
—	7.58	17.88	5,795	1.49	1.30	(.34)	111
(.01)	6.43	17.90	5,381	1.43	1.36	(.02)	118
(.41)	5.46	(41.23)	5,308	1.48	1.37	(.06)	120
—	9.72	17.82	7,104	1.41	1.37	(.28)	138

—	8.56	9.45	26,748	1.19	.92	.10	142
(.01)	7.83	18.44	46,926	1.16	.92	.05	111
(.03)	6.62	18.34	49,355	1.11	.98	.38	118
(.41)	5.63	(41.05)	58,509	1.13	.98	.33	120
—	9.98	18.25	113,989	1.06	1.00	.09	138

—	8.48	9.28	27,847	1.29	1.05	.02	142
—	7.76	18.30	31,701	1.24	1.05	(.09)	111
(.02)	6.56	18.15	33,974	1.19	1.11	.25	118
(.41)	5.57	(41.19)	44,414	1.30	1.19	.12	120
—	9.89	18.02	79,962	1.20	1.16	(.07)	138

(.02)	7.56	4.59	8,314	2.16	2.13	.10	127
—	7.28	13.07	10,044	2.10	2.10	(.40)	97
(.03)	6.43	13.69	10,593	2.04	2.04	.36	111
(2.01)	5.69	(46.49)	11,225	2.13	2.13	.54	156
(.77)	12.84	9.73	25,688	2.09	2.09	.06	128

(.06)	7.80	5.40	2,163	1.40	1.38	.86	127
(.03)	7.48	14.10	4,319	1.35	1.35	.37	97
(.06)	6.58	14.44	5,282	1.29	1.29	1.15	111
(2.09)	5.82	(46.08)	6,852	1.31	1.31	1.35	156
(.86)	13.10	10.64	10,774	1.27	1.27	.88	128

(.10)	7.82	5.80	20,564	1.07	1.05	1.15	127
(.05)	7.50	14.43	42,623	1.03	1.03	.68	97
(.08)	6.60	14.79	44,600.96		.96	1.48	111
(2.12)	5.84	(45.86)	54,530.98		.98	1.69	156
(.90)	13.13	10.97	139,538.94		.94	1.21	128

(.09)	7.80	5.72	56,253	1.16	1.13	1.10	127
(.04)	7.49	14.38	68,563	1.11	1.11	.59	97
(.08)	6.58	14.75	89,214	1.04	1.04	1.41	111
(2.10)	5.82	(45.98)	111,600	1.13	1.13	1.55	156
(.88)	13.10	10.87	274,355	1.05	1.05	1.10	128
See Notes to Financial Highlights at the end of this section.

FINANCIAL HIGHLIGHTS — continued
	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)( a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell U.S. Small Cap Equity Fund
Class A
October 31, 2011	20.39	.02	1.32	1.34	(.06)	—	—
October 31, 2010	16.28	.02	4.14	4.16	(.05)	—	—
October 31, 2009	14.95	.06	1.33	1.39	(.06)	—	—
October 31, 2008(3)	21.95	.02	(7.02)	(7.00)	—	—	—
Class C
October 31, 2011	20.16	(.15)	1.31	1.16	—	—	—
October 31, 2010	16.18	(.12)	4.10	3.98	—	—	—
October 31, 2009	14.93	(.04)	1.31	1.27	(.02)	—	—
October 31, 2008(3)	21.95	(.01)	(7.01)	(7.02)	—	—	—
Class E
October 31, 2011	20.45	.04	1.30	1.35	(.06)	—	—
October 31, 2010	16.32	.04	4.15	4.19	(.06)	—	—
October 31, 2009	14.95	.09	1.31	1.40	(.03)	—	—
October 31, 2008	31.79	.13	(11.98)	(11.85)	(.17)	(4.82)	—
October 31, 2007	34.16	.05	4.59	4.64	—	(7.01)	—
Class I
October 31, 2011	20.60	.10	1.32	1.42	(.11)	—	—
October 31, 2010	16.43	.09	4.17	4.26	(.09)	—	—
October 31, 2009	15.05	.12	1.32	1.44	(.06)	—	—
October 31, 2008	31.98	.17	(12.02)	(11.85)	(.26)	(4.82)	—
October 31, 2007	34.31	.12	4.60	4.72	(.04)	(7.01)	—
Class S
October 31, 2011	20.53	.08	1.32	1.40	(.10)	—	—
October 31, 2010	16.39	.07	4.15	4.22	(.08)	—	—
October 31, 2009	15.03	.10	1.33	1.43	(.07)	—	—
October 31, 2008(3)	22.06	.03	(7.06)	(7.03)	—	—	—
Class Y
October 31, 2011	20.55	.12	1.32	1.44	(.14)	—	—
October 31, 2010	16.39	.10	4.17	4.27	(.11)	—	—
October 31, 2009	15.02	.12	1.33	1.45	(.08)	—	—
October 31, 2008	31.98	.19	(12.02)	(11.83)	(.31)	(4.82)	—
October 31, 2007	34.32	.15	4.59	4.74	(.07)	(7.01)	—
See Notes to Financial Highlights at the end of this section.

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate( b)

(.06)	21.67	6.55	15,392	1.25	1.25	.09	111
(.05)	20.39	25.58	13,078	1.23	1.23	.12	99
(.06)	16.28	9.37	9,278	1.24	1.24	.40	153
—	14.95	(31.89)	6,982	1.38	1.37	.47	163

—	21.32	5.75	28,910	2.00	2.00	(.66)	111
—	20.16	24.60	32,499	1.98	1.98	(.63)	99
(.02)	16.18	8.51	30,345	1.98	1.98	(.28)	153
—	14.93	(31.98)	33,486	2.13	2.11	(.28)	163

(.06)	21.74	6.58	26,404	1.24	1.16	.18	111
(.06)	20.45	25.71	30,702	1.23	1.12	.24	99
(.03)	16.32	9.44	33,923	1.23	1.10	.61	153
(4.99)	14.95	(43.26)	40,553	1.22	1.17	.60	163
(7.01)	31.79	15.98	38,520	1.15	1.13	.17	143

(.11)	21.91	6.89	177,437.92		.92	.42	111
(.09)	20.60	26.03	216,197.90		.90	.45	99
(.06)	16.43	9.62	211,299.91		.91	.82	153
(5.08)	15.05	(43.08)	260,535.99		.97	.77	163
(7.05)	31.98	16.21	480,645.95		.93	.38	143

(.10)	21.83	6.80	704,781	1.00	1.00	.34	111
(.08)	20.53	25.84	647,424.98		.98	.37	99
(.07)	16.39	9.58	530,812.99		.98	.68	153
—	15.03	(31.87)	475,057	1.11	1.10	.73	163

(.14)	21.85	7.01	490,804.82		.82	.52	111
(.11)	20.55	26.08	547,009.80		.80	.55	99
(.08)	16.39	9.74	545,845.81		.81	.87	153
(5.13)	15.02	(43.09)	501,256.93		.92	.97	163
(7.08)	31.98	16.30	93,321.85		.83	.47	143
See Notes to Financial Highlights at the end of this section.

FINANCIAL HIGHLIGHTS — continued
	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)( a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell International Developed Markets Fund
Class A
October 31, 2011	31.14	.47	(2.55)	(2.08)	(.39)	—	—
October 31, 2010	29.09	.34	2.67	3.01	(.96)	—	—
October 31, 2009	23.75	.40	4.94	5.34	—	—	—
October 31, 2008(3)	34.84	.07	(11.16)	(11.09)	—	—	—
Class C
October 31, 2011	30.85	.22	(2.49)	(2.27)	(.13)	—	—
October 31, 2010	28.83	.12	2.65	2.77	(.75)	—	—
October 31, 2009	23.73	.23	4.87	5.10	—	—	—
October 31, 2008(3)	34.84	.03	(11.14)	(11.11)	—	—	—
Class E
October 31, 2011	31.19	.49	(2.55)	(2.06)	(.41)	—	—
October 31, 2010	29.12	.37	2.68	3.05	(.98)	—	—
October 31, 2009	23.76	.46	4.90	5.36	—	—	—
October 31, 2008	56.97	.76	(23.85)	(23.09)	(1.29)	(8.01)	(.82)
October 31, 2007	50.51	.83	12.10	12.93	(1.41)	(5.06)	—
Class I
October 31, 2011	31.23	.57	(2.54)	(1.97)	(.48)	—	—
October 31, 2010	29.16	.44	2.69	3.13	(1.06)	—	—
October 31, 2009	23.74	.51	4.91	5.42	—	—	—
October 31, 2008	57.01	.92	(23.89)	(22.97)	(1.41)	(8.01)	(.88)
October 31, 2007	50.55	.95	12.10	13.05	(1.53)	(5.06)	—
Class S
October 31, 2011	31.19	.55	(2.53)	(1.98)	(.46)	—	—
October 31, 2010	29.13	.42	2.66	3.08	(1.02)	—	—
October 31, 2009	23.74	.48	4.91	5.39	—	—	—
October 31, 2008(3)	34.79	.11	(11.16)	(11.05)	—	—	—
Class Y
October 31, 2011	31.26	.60	(2.58)	(1.98)	(.51)	—	—
October 31, 2010	29.18	.47	2.68	3.15	(1.07)	—	—
October 31, 2009	23.74	.52	4.92	5.44	—	—	—
October 31, 2008	57.03	.64	(23.60)	(22.96)	(1.42)	(8.01)	(.90)
October 31, 2007	50.56	1.01	12.07	13.08	(1.55)	(5.06)	—
See Notes to Financial Highlights at the end of this section.

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate( b)

(.39)	28.67	(6.76)	22,963	1.24	1.24	1.51	74
(.96)	31.14	10.61	23,702	1.24	1.24	1.18	91
—	29.09	22.44	20,212	1.25	1.25	1.63	115
—	23.75	(31.83)	14,638	1.32	1.31	1.27	100

(.13)	28.46	(7.34)	52,552	1.99	1.99	.72	74
(.75)	30.85	9.80	69,576	1.99	1.99	.43	91
—	28.83	21.50	77,072	2.00	2.00	.94	115
—	23.73	(31.92)	78,972	2.06	2.05	.53	100

(.41)	28.72	(6.66)	89,952	1.24	1.16	1.58	74
(.98)	31.19	10.75	96,680	1.24	1.13	1.29	91
—	29.12	22.57	88,476	1.25	1.12	1.88	115
(10.12)	23.76	(48.26)	83,902	1.22	1.17	2.04	100
(6.47)	56.97	28.47	61,533	1.18	1.16	1.64	108

(.48)	28.78	(6.39)	820,995.91		.91	1.81	74
(1.06)	31.23	11.01	923,019.91		.89	1.53	91
—	29.16	22.84	905,418.92		.87	2.08	115
(10.30)	23.74	(48.14)	882,731.95		.92	2.33	100
(6.59)	57.01	28.75	1,792,063.93		.91	1.87	108

(.46)	28.75	(6.43)	1,905,604.99		.99	1.77	74
(1.02)	31.19	10.90	1,694,995.99		.99	1.45	91
—	29.13	22.67	1,348,135	1.00	1.00	1.94	115
—	23.74	(31.79)	1,052,420	1.08	1.06	2.00	100

(.51)	28.77	(6.46)	1,722,957.81		.81	1.92	74
(1.07)	31.26	11.12	1,971,140.81		.81	1.64	91
—	29.18	22.87	1,789,118.82		.82	2.15	115
(10.33)	23.74	(48.08)	1,626,309.90		.88	1.89	100
(6.61)	57.03	28.85	360,175.88		.86	1.98	108
See Notes to Financial Highlights at the end of this section.

FINANCIAL HIGHLIGHTS — continued
	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)( a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell Global Equity Fund
Class A
October 31, 2011	8.41	.04	(.05)	(.01)	(.03)	—	—
October 31, 2010	7.29	.02	1.19	1.21	(.09)	—	—
October 31, 2009	6.07	.07	1.23	1.30	(.08)	—	—
October 31, 2008	11.37	.08	(5.07)	(4.99)	(.12)	(.19)	—
October 31, 2007(1)	10.00	.05	1.32	1.37	—	—	—
Class C
October 31, 2011	8.37	(.03)	(.05)	(.08)	—	—	—
October 31, 2010	7.26	(.04)	1.18	1.14	(.03)	—	—
October 31, 2009	6.02	.04	1.21	1.25	(.01)	—	—
October 31, 2008	11.31	.01	(5.04)	(5.03)	(.07)	(.19)	—
October 31, 2007(1)	10.00	—(f)	1.31	1.31	—	—	—
Class E
October 31, 2011	8.42	.04	(.06)	(.02)	(.02)	—	—
October 31, 2010	7.30	.02	1.18	1.20	(.08)	—	—
October 31, 2009	6.07	.08	1.22	1.30	(.07)	—	—
October 31, 2008	11.37	.08	(5.08)	(5.00)	(.11)	(.19)	—
October 31, 2007(1)	10.00	.06	1.31	1.37	—	—	—
Class S
October 31, 2011	8.45	.06	(.06)	—	(.04)	—	—
October 31, 2010	7.32	.04	1.19	1.23	(.10)	—	—
October 31, 2009	6.09	.09	1.23	1.32	(.09)	—	—
October 31, 2008	11.39	.10	(5.08)	(4.98)	(.13)	(.19)	—
October 31, 2007(1)	10.00	.08	1.31	1.39	—	—	—
Class Y
October 31, 2011	8.46	.08	(.07)	.01	(.05)	—	—
October 31, 2010	7.32	.05	1.20	1.25	(.11)	—	—
October 31, 2009	6.09	.11	1.21	1.32	(.09)	—	—
October 31, 2008(4)	8.16	—(f)	(2.07)	(2.07)	—	—	—
See Notes to Financial Highlights at the end of this section.

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate( b)

(.03)	8.37	(.18)	9,598	1.50	1.50	.45	83
(.09)	8.41	16.66	7,732	1.49	1.49	.22	74
(.08)	7.29	21.82	4,612	1.52	1.52	1.15	127
(.31)	6.07	(45.03)	2,382	1.55	1.55	.82	160
—	11.37	13.70	2,445	1.58	1.58	.77	62

—	8.29	(.96)	14,319	2.25	2.25	(.31)	83
(.03)	8.37	15.76	12,471	2.24	2.24	(.53)	74
(.01)	7.26	20.82	8,672	2.26	2.26	.61	127
(.26)	6.02	(45.45)	7,534	2.30	2.30	.07	160
—	11.31	13.10	10,802	2.33	2.33	(.04)	62

(.02)	8.38	(.19)	47,601	1.50	1.50	.47	83
(.08)	8.42	16.59	36,042	1.49	1.49	.29	74
(.07)	7.30	21.77	14,492	1.51	1.51	1.28	127
(.30)	6.07	(45.07)	10,096	1.55	1.55	.81	160
—	11.37	13.70	15,683	1.58	1.58	.90	62

(.04)	8.41	.01	1,391,111	1.25	1.25	.70	83
(.10)	8.45	16.92	1,080,410	1.24	1.24	.50	74
(.09)	7.32	22.07	426,936	1.26	1.26	1.53	127
(.32)	6.09	(44.87)	306,198	1.30	1.30	1.09	160
—	11.39	13.90	1,128,142	1.33	1.33	1.12	62

(.05)	8.42	.13	1,215,633	1.07	1.07	.85	83
(.11)	8.46	17.06	1,296,377	1.06	1.06	.71	74
(.09)	7.32	22.35	507,772	1.09	1.09	1.81	127
—	6.09	(25.37)	466,235	1.22	1.22	.52	160
See Notes to Financial Highlights at the end of this section.

FINANCIAL HIGHLIGHTS — continued
	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)( a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell Emerging Markets Fund
Class A
October 31, 2011	20.37	.21	(2.14)	(1.93)	(.38)	—	—
October 31, 2010	16.44	.08	4.29	4.37	(.44)	—	—
October 31, 2009	10.59	.08	6.27	6.35	—	(.50)	—
October 31, 2008	30.85	.42	(14.73)	(14.31)	(.73)	(5.22)	—
October 31, 2007	20.50	.14	10.21	10.35	—	—	—
Class C
October 31, 2011	19.20	.05	(2.02)	(1.97)	(.24)	—	—
October 31, 2010	15.53	(.05)	4.06	4.01	(.34)	—	—
October 31, 2009	10.11	(.01)	5.93	5.92	—	(.50)	—
October 31, 2008	29.66	.22	(14.06)	(13.84)	(.49)	(5.22)	—
October 31, 2007	21.17	(.02)	11.80	11.78	(.25)	(3.04)	—
Class E
October 31, 2011	20.41	.22	(2.16)	(1.94)	(.37)	—	—
October 31, 2010	16.47	.08	4.30	4.38	(.44)	—	—
October 31, 2009	10.61	.08	6.28	6.36	—	(.50)	—
October 31, 2008	30.84	.38	(14.71)	(14.33)	(.68)	(5.22)	—
October 31, 2007	21.89	.16	12.24	12.40	(.41)	(3.04)	—
Class S
October 31, 2011	20.50	.27	(2.17)	(1.90)	(.41)	—	—
October 31, 2010	16.52	.12	4.33	4.45	(.47)	—	—
October 31, 2009	10.62	.11	6.29	6.40	—	(.50)	—
October 31, 2008	30.86	.44	(14.72)	(14.28)	(.74)	(5.22)	—
October 31, 2007	21.91	.22	12.23	12.45	(.46)	(3.04)	—
Class Y
October 31, 2011	20.54	.29	(2.16)	(1.87)	(.44)	—	—
October 31, 2010	16.55	.15	4.33	4.48	(.49)	—	—
October 31, 2009	10.62	.13	6.30	6.43	—	(.50)	—
October 31, 2008(4)	15.72	.01	(5.11)	(5.10)	—	—	—
 See Notes to Financial Highlights at the end of this section.

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate( b)

(.38)	18.06	(9.67)	21,834	1.78	1.78	1.06	73
(.44)	20.37	27.09	21,428	1.78	1.78	.47	67
(.50)	16.44	62.81	11,624	1.78	1.78	.66	77
(5.95)	10.59	(56.41)	7,595	1.92	1.92	2.15	65
—	30.85	50.49	3,537	1.88	1.88	.86	67

(.24)	16.99	(10.37)	36,942	2.53	2.53	.25	73
(.34)	19.20	26.15	44,932	2.53	2.53	(.29)	67
(.50)	15.53	61.74	34,286	2.53	2.53	(.11)	77
(5.71)	10.11	(56.77)	25,058	2.66	2.66	1.12	65
(3.29)	29.66	63.90	66,707	2.63	2.63	(.07)	67

(.37)	18.10	(9.70)	45,591	1.78	1.78	1.11	73
(.44)	20.41	27.13	39,733	1.78	1.78	.44	67
(.50)	16.47	62.78	28,078	1.78	1.78	.66	77
(5.90)	10.61	(56.41)	17,976	1.91	1.91	1.86	65
(3.45)	30.84	65.17	41,911	1.88	1.88	.68	67

(.41)	18.19	(9.45)	1,215,031	1.53	1.53	1.34	73
(.47)	20.50	27.41	1,065,718	1.53	1.53	.70	67
(.50)	16.52	63.37	788,455	1.53	1.53	.91	77
(5.96)	10.62	(56.33)	520,064	1.65	1.65	2.15	65
(3.50)	30.86	65.53	1,760,393	1.63	1.63	.94	67

(.44)	18.23	(9.30)	471,717	1.35	1.35	1.45	73
(.49)	20.54	27.60	508,992	1.35	1.35	.85	67
(.50)	16.55	63.67	355,564	1.36	1.36	1.10	77
—	10.62	(32.44)	305,585	1.63	1.63	1.06	65
See Notes to Financial Highlights at the end of this section.

FINANCIAL HIGHLIGHTS — continued
	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)( a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell Tax-Managed U.S. Large Cap Fund
Class A
October 31, 2011	18.15	.02	1.38	1.40	(.06)	—	—
October 31, 2010(5)	16.60	—	1.55	1.55	—	—	—
Class C
October 31, 2011	17.65	(.12)	1.35	1.23	—	—	—
October 31, 2010	15.16	(.09)	2.58	2.49	—	—	—
October 31, 2009	13.55	.01	1.61	1.62	(.01)	—	—
October 31, 2008	22.78	(.01)	(9.22)	(9.23)	—	—	—
October 31, 2007	19.62	(.06)	3.22	3.16	—	—	—
Class E
October 31, 2011	18.15	.02	1.40	1.42	(.04)	—	—
October 31, 2010	15.54	.03	2.66	2.69	(.08)	—	—
October 31, 2009	13.96	.10	1.64	1.74	(.16)	—	—
October 31, 2008	23.41	.14	(9.48)	(9.34)	(.11)	—	—
October 31, 2007	20.12	.10	3.31	3.41	(.12)	—	—
Class S
October 31, 2011	18.24	.07	1.40	1.47	(.08)	—	—
October 31, 2010	15.61	.08	2.66	2.74	(.11)	—	—
October 31, 2009	14.03	.14	1.64	1.78	(.20)	—	—
October 31, 2008	23.52	.19	(9.52)	(9.33)	(.16)	—	—
October 31, 2007	20.21	.15	3.32	3.47	(.16)	—	—
Russell Tax-Managed U.S. Mid & Small Cap Fund
Class A
October 31, 2011	13.06	(.07)	1.48	1.41	—	—	—
October 31, 2010(5)	12.18	(.02)	.90	.88	—	—	—
Class C
October 31, 2011	12.02	(.18)	1.39	1.21	—	—	—
October 31, 2010	9.62	(.11)	2.51	2.40	—	—	—
October 31, 2009	8.69	(.06)	.99	.93	—	—	—
October 31, 2008	15.07	(.07)	(5.09)	(5.16)	—	(1.22)	—
October 31, 2007	13.22	(.13)	2.18	2.05	—	(.20)	—
Class E
October 31, 2011	13.06	(.08)	1.50	1.42	—	—	—
October 31, 2010	10.38	(.03)	2.71	2.68	—	—	—
October 31, 2009	9.37	—(f)	1.06	1.06	(.05)	—	—
October 31, 2008	16.03	.01	(5.45)	(5.44)	—	(1.22)	—
October 31, 2007	13.93	(.03)	2.33	2.30	—	(.20)	—
Class S
October 31, 2011	13.34	(.05)	1.54	1.49	—	—	—
October 31, 2010	10.58	—	2.77	2.77	(.01)	—	—
October 31, 2009	9.56	.03	1.07	1.10	(.08)	—	—
October 31, 2008	16.30	.05	(5.56)	(5.51)	(.01)	(1.22)	—
October 31, 2007	14.13	.01	2.36	2.37	—	(.20)	—
See Notes to Financial Highlights at the end of this section.

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate( b)

(.06)	19.49	7.73	2,682	1.24	1.24	.10	58
—	18.15	9.34	729	1.24	1.24	(.01)	82

—	18.88	7.03	9,217	2.01	1.95	(.64)	58
—	17.65	16.42	10,996	1.99	1.91	(.55)	82
(.01)	15.16	11.98	12,383	2.00	1.92	.05	56
—	13.55	(40.52)	13,387	1.94	1.92	(.04)	54
—	22.78	16.11	21,692	1.92	1.92	(.30)	50

(.04)	19.53	7.82	20,474	1.26	1.20	.12	58
(.08)	18.15	17.36	19,744	1.24	1.16	.19	82
(.16)	15.54	12.74	14,488	1.25	1.17	.74	56
(.11)	13.96	(40.06)	12,645	1.19	1.18	.71	54
(.12)	23.41	17.01	16,891	1.17	1.17	.45	50

(.08)	19.63	8.04	400,643	1.01	.95	.36	58
(.11)	18.24	17.65	362,585.99		.91	.44	82
(.20)	15.61	13.07	314,574	1.00	.92	1.03	56
(.16)	14.03	(39.91)	331,605.94		.93	.97	54
(.16)	23.52	17.28	572,138.92		.92	.70	50

—	14.47	11.03	932	1.63	1.53	(.48)	46
—	13.06	7.23	213	1.61	1.50	(.44)	57

—	13.23	10.23	6,571	2.36	2.25	(1.33)	46
—	12.02	24.95	7,170	2.34	2.24	(1.02)	57
—	9.62	10.57	7,033	2.36	2.21	(.69)	55
(1.22)	8.69	(36.71)	8,653	2.34	2.23	(.63)	72
(.20)	15.07	15.70	14,088	2.30	2.25	(.93)	57

—	14.48	11.10	3,443	1.61	1.50	(.56)	46
—	13.06	25.82	3,966	1.60	1.49	(.29)	57
(.05)	10.38	11.48	2,794	1.60	1.46	(.02)	55
(1.22)	9.37	(36.29)	2,570	1.59	1.48	.11	72
(.20)	16.03	16.70	3,654	1.55	1.50	(.19)	57

—	14.83	11.32	137,579	1.36	1.25	(.32)	46
(.01)	13.34	26.20	137,567	1.35	1.24	(.03)	57
(.08)	10.58	11.74	119,802	1.36	1.22	.29	55
(1.23)	9.56	(36.14)	143,039	1.34	1.23	.37	72
(.20)	16.30	16.97	265,807	1.30	1.25	.07	57
See Notes to Financial Highlights at the end of this section.

FINANCIAL HIGHLIGHTS — continued
	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)( a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell Global Opportunistic Credit Fund
Class A
October 31, 2011	10.09	.57	(.25)	.32	(.09)	— (f)	—
October 31, 2010(7)	10.00	.03	.06	.09	—	—	—
Class C
October 31, 2011	10.08	.48	(.23)	.25	(.08)	— (f)	—
October 31, 2010(7)	10.00	.02	.06	.08	—	—	—
Class E
October 31, 2011	10.09	.56	(.24)	.32	(.09)	— (f)	—
October 31, 2010(7)	10.00	.03	.06	.09	—	—	—
Class S
October 31, 2011	10.09	.58	(.22)	.36	(.10)	— (f)	—
October 31, 2010(7)	10.00	.03	.06	.09	—	—	—
Class Y
October 31, 2011	10.09	.58	(.21)	.37	(.10)	— (f)	—
October 31, 2010(7)	10.00	.03	.06	.09	—	—	—
Russell Strategic Bond Fund
Class A
October 31, 2011	11.24	.32	(.02)	.30	(.33)	(.26)	—
October 31, 2010	10.37	.37	.92	1.29	(.42)	—	—
October 31, 2009	9.23	.47	1.19	1.66	(.48)	(.04)	—
October 31, 2008(3)	9.99	.08	(.82)	(.74)	(.02)	—	—
Class C
October 31, 2011	11.24	.24	(.03)	.21	(.24)	(.26)	—
October 31, 2010	10.37	.30	.91	1.21	(.34)	—	—
October 31, 2009	9.23	.40	1.19	1.59	(.41)	(.04)	—
October 31, 2008(3)	9.99	.06	(.80)	(.74)	(.02)	—	—
Class E
October 31, 2011	11.17	.33	(.02)	.31	(.34)	(.26)	—
October 31, 2010	10.31	.39	.90	1.29	(.43)	—	—
October 31, 2009	9.18	.48	1.18	1.66	(.49)	(.04)	—
October 31, 2008	10.53	.49	(1.33)	(.84)	(.51)	—	—
October 31, 2007	10.48	.50	.01	.51	(.46)	—	—
Class I
October 31, 2011	11.14	.35	(.02)	.33	(.36)	(.26)	—
October 31, 2010	10.28	.41	.91	1.32	(.46)	—	—
October 31, 2009	9.16	.51	1.16	1.67	(.51)	(.04)	—
October 31, 2008	10.51	.52	(1.33)	(.81)	(.54)	—	—
October 31, 2007	10.46	.52	.02	.54	(.49)	—	—
Class S
October 31, 2011	11.27	.35	(.03)	.32	(.35)	(.26)	—
October 31, 2010	10.39	.41	.92	1.33	(.45)	—	—
October 31, 2009	9.24	.50	1.19	1.69	(.50)	(.04)	—
October 31, 2008(3)	9.98	.08	(.80)	(.72)	(.02)	—	—
Class Y
October 31, 2011	11.15	.37	(.03)	.34	(.37)	(.26)	—
October 31, 2010	10.29	.42	.91	1.33	(.47)	—	—
October 31, 2009	9.16	.51	1.17	1.68	(.51)	(.04)	—
October 31, 2008	10.51	.51	(1.32)	(.81)	(.54)	—	—
October 31, 2007	10.46	.52	.02	.54	(.49)	—	—
See Notes to Financial Highlights at the end of this section.

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate( b)

(.09)	10.32	3.24	2,468	1.57	1.20	5.58	126
—	10.09	.90	234	1.88	1.51	3.13	4

(.08)	10.25	2.51	3,432	2.32	1.95	4.78	126
—	10.08	.80	664	2.63	2.26	2.53	4

(.09)	10.32	3.22	14,029	1.57	1.20	5.53	126
—	10.09	.90	885	1.88	1.51	3.80	4

(.10)	10.35	3.57	412,737	1.32	.95	5.71	126
—	10.09	.90	247,804	1.63	1.26	3.58	4

(.10)	10.36	3.69	344,443	1.14	.86	5.73	126
—	10.09	.90	370,496	1.46	1.18	3.37	4

(.59)	10.95	2.92	100,094	1.03	1.00	2.92	233
(.42)	11.24	12.90	66,054	1.01	.96	3.48	206
(.52)	10.37	18.62	40,181	1.03	.93	4.99	154
(.02)	9.23	(7.42)	22,437	1.07	.93	4.40	131

(.50)	10.95	1.95	100,729	1.78	1.75	2.22	233
(.34)	11.24	12.03	114,841	1.76	1.71	2.78	206
(.45)	10.37	17.97	108,353	1.78	1.67	4.28	154
(.02)	9.23	(7.54)	97,063	1.82	1.68	3.63	131

(.60)	10.88	2.91	150,015	1.03	.94	3.02	233
(.43)	11.17	13.07	155,358	1.01	.87	3.62	206
(.53)	10.31	18.87	146,696	1.03	.81	5.14	154
(.51)	9.18	(8.45)	135,857	1.00	.88	4.79	131
(.46)	10.53	4.99	18,101.96		.93	4.69	698

(.62)	10.85	3.27	1,318,893.70		.69	3.27	233
(.46)	11.14	13.17	1,339,399.68		.64	3.86	206
(.55)	10.28	19.21	1,306,502.70		.56	5.39	154
(.54)	9.16	(8.26)	1,330,676.69		.66	5.10	131
(.49)	10.51	5.27	1,415,575.70		.67	4.97	698

(.61)	10.98	3.15	3,220,163.78		.75	3.19	233
(.45)	11.27	13.13	2,536,795.76		.71	3.77	206
(.54)	10.39	19.12	2,173,609.78		.67	5.26	154
(.02)	9.24	(7.23)	1,915,099.82		.69	4.33	131

(.63)	10.86	3.36	2,756,966.60		.59	3.38	233
(.47)	11.15	13.35	2,946,842.59		.56	3.97	206
(.55)	10.29	19.13	3,526,522.60		.52	5.42	154
(.54)	9.16	(8.11)	3,166,974.66		.55	5.20	131
(.49)	10.51	5.30	134,926.66		.63	5.01	698
See Notes to Financial Highlights at the end of this section.

FINANCIAL HIGHLIGHTS — continued
	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)( a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell Investment Grade Bond Fund
Class A
October 31, 2011	22.85	.47	.21	.68	(.53)	(.69)	—
October 31, 2010(5)	21.87	.14	1.00	1.14	(.16)	—	—
Class C
October 31, 2011	22.74	.32	.19	.51	(.36)	(.69)	—
October 31, 2010	21.31	.36	1.61	1.97	(.45)	(.09)	—
October 31, 2009	18.68	.67	2.67	3.34	(.71)	—	—
October 31, 2008	20.76	.72	(2.00)	(1.28)	(.80)	—	—
October 31, 2007(5)	20.76	.08	(.08)	—	—	—	—
Class E
October 31, 2011	22.82	.51	.18	.69	(.54)	(.69)	—
October 31, 2010	21.38	.55	1.62	2.17	(.64)	(.09)	—
October 31, 2009	18.70	.84	2.67	3.51	(.83)	—	—
October 31, 2008	20.77	.92	(2.00)	(1.08)	(.99)	—	—
October 31, 2007	20.82	.96	(.02)	.94	(.99)	—	—
Class I
October 31, 2011	22.83	.56	.19	.75	(.60)	(.69)	—
October 31, 2010	21.39	.60	1.62	2.22	(.69)	(.09)	—
October 31, 2009	18.69	.89	2.68	3.57	(.87)	—	—
October 31, 2008	20.76	.97	(2.00)	(1.03)	(1.04)	—	—
October 31, 2007	20.82	1.04	(.06)	.98	(1.04)	—	—
Class S
October 31, 2011	22.81	.54	.19	.73	(.58)	(.69)	—
October 31, 2010	21.38	.54	1.65	2.19	(.67)	(.09)	—
October 31, 2009	18.69	.86	2.68	3.54	(.85)	—	—
October 31, 2008	20.76	.95	(2.01)	(1.06)	(1.01)	—	—
October 31, 2007(2)	20.75	.01	—	.01	—	—	—
Class Y
October 31, 2011	22.84	.59	.18	.77	(.62)	(.69)	—
October 31, 2010	21.40	.59	1.64	2.23	(.70)	(.09)	—
October 31, 2009	18.70	.90	2.68	3.58	(.88)	—	—
October 31, 2008	20.77	.98	(2.00)	(1.02)	(1.05)	—	—
October 31, 2007	20.83	1.04	(.05)	.99	(1.05)	—	—
See Notes to Financial Highlights at the end of this section.

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Gross(d)(e)(g)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate( b)

(1.22)	22.31	3.27	3,966.80		.80	2.14	187
(.16)	22.85	5.20	1,002.81		.81	1.55	157

(1.05)	22.20	2.42	32,369	1.55	1.55	1.48	187
(.54)	22.74	9.48	38,798	1.54	1.54	1.66	157
(.71)	21.31	18.25	34,706	1.55	1.55	3.37	87
(.80)	18.68	(6.47)	29,741	1.63	1.60	3.54	105
—	20.76	—	35,689	1.62	1.60	4.21	199

(1.23)	22.28	3.31	45,365.80		.72	2.32	187
(.73)	22.82	10.38	54,743.79		.68	2.50	157
(.83)	21.38	19.38	43,414.80		.67	4.25	87
(.99)	18.70	(5.57)	48,193.71		.67	4.48	105
(.99)	20.77	4.64	53,663.67		.65	4.76	199

(1.29)	22.29	3.57	380,063.47		.47	2.57	187
(.78)	22.83	10.64	428,647.46		.44	2.76	157
(.87)	21.39	19.61	392,070.47		.42	4.49	87
(1.04)	18.69	(5.29)	406,332.44		.41	4.74	105
(1.04)	20.76	4.85	698,651.42		.40	4.99	199

(1.27)	22.27	3.50	657,013.55		.55	2.44	187
(.76)	22.81	10.55	456,448.54		.54	2.43	157
(.85)	21.38	19.50	125,051.55		.55	4.37	87
(1.01)	18.69	(5.46)	133,108.57		.54	4.61	105
—	20.76	.05	226,995.55		.53	5.30	199

(1.31)	22.30	3.67	600,991.37		.37	2.66	187
(.79)	22.84	10.77	681,001.36		.36	2.70	157
(.88)	21.40	19.63	364,142.38		.38	4.55	87
(1.05)	18.70	(5.24)	480,605.40		.37	4.78	105
(1.05)	20.77	4.90	609,683.38		.36	5.04	199
See Notes to Financial Highlights at the end of this section.

FINANCIAL HIGHLIGHTS — continued
	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)( a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell Short Duration Bond Fund
Class A
October 31, 2011	19.48	.34	(.31)	.03	(.36)	—	—
October 31, 2010	18.86	.43	.73	1.16	(.54)	—	—
October 31, 2009	17.22	.64	1.64	2.28	(.64)	—	—
October 31, 2008	18.81	.74	(1.55)	(.81)	(.78)	—	—
October 31, 2007(1)	18.71	.49	.09	.58	(.48)	—	—
Class C
October 31, 2011	19.41	.19	(.31)	(.12)	(.23)	—	—
October 31, 2010	18.79	.28	.74	1.02	(.40)	—	—
October 31, 2009	17.17	.50	1.64	2.14	(.52)	—	—
October 31, 2008	18.76	.60	(1.55)	(.95)	(.64)	—	—
October 31, 2007	18.66	.59	.14	.73	(.63)	—	—
Class E
October 31, 2011	19.52	.34	(.32)	.02	(.36)	—	—
October 31, 2010	18.89	.43	.73	1.16	(.53)	—	—
October 31, 2009	17.24	.66	1.62	2.28	(.63)	—	—
October 31, 2008	18.82	.74	(1.55)	(.81)	(.77)	—	—
October 31, 2007	18.73	.72	.14	.86	(.77)	—	—
Class S
October 31, 2011	19.49	.39	(.32)	.07	(.41)	—	—
October 31, 2010	18.86	.47	.74	1.21	(.58)	—	—
October 31, 2009	17.21	.70	1.63	2.33	(.68)	—	—
October 31, 2008	18.79	.79	(1.55)	(.76)	(.82)	—	—
October 31, 2007	18.70	.75	.16	.91	(.82)	—	—
Class Y
October 31, 2011	19.49	.41	(.32)	.09	(.43)	—	—
October 31, 2010	18.86	.50	.72	1.22	(.60)	—	—
October 31, 2009	17.21	.72	1.63	2.35	(.70)	—	—
October 31, 2008(4)	18.11	.08	(.78)	(.70)	(.20)	—	—
Russell Tax Exempt Bond Fund
Class A
October 31, 2011	22.64	.62	(.16)	.46	(.62)	—	—
October 31, 2010(5)	22.31	.27	.29	.56	(.23)	—	—
Class C
October 31, 2011	22.53	.47	(.18)	.29	(.46)	—	—
October 31, 2010	21.87	.51	.66	1.17	(.51)	—	—
October 31, 2009	20.51	.54	1.37	1.91	(.55)	—	—
October 31, 2008	21.31	.55	(.80)	(.25)	(.55)	—	—
October 31, 2007	21.63	.58	(.32)	.26	(.58)	—	—
Class E
October 31, 2011	22.61	.63	(.17)	.46	(.63)	—	—
October 31, 2010	21.94	.68	.67	1.35	(.68)	—	—
October 31, 2009	20.57	.70	1.37	2.07	(.70)	—	—
October 31, 2008	21.38	.72	(.82)	(.10)	(.71)	—	—
October 31, 2007	21.70	.76	(.34)	.42	(.74)	—	—
Class S
October 31, 2011	22.57	.69	(.16)	.53	(.69)	—	—
October 31, 2010	21.91	.73	.66	1.39	(.73)	—	—
October 31, 2009	20.54	.76	1.37	2.13	(.76)	—	—
October 31, 2008	21.36	.77	(.82)	(.05)	(.77)	—	—
October 31, 2007	21.67	.80	(.32)	.48	(.79)	—	—
See Notes to Financial Highlights at the end of this section.

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate( b)

(.36)	19.15	.18	29,061	1.01	.88	1.75	339
(.54)	19.48	6.23	25,171	1.02	.94	2.25	195
(.64)	18.86	13.58	13,815	1.04	.96	3.55	217
(.78)	17.22	(4.60)	4,566.99		.96	3.98	146
(.48)	18.81	3.16	1,363.93		.92	3.92	173

(.23)	19.06	(.60)	112,900	1.76	1.63	1.01	339
(.40)	19.41	5.44	109,450	1.77	1.69	1.48	195
(.52)	18.89	12.75	49,381	1.79	1.71	2.82	217
(.64)	17.17	(5.28)	21,508	1.73	1.70	3.23	146
(.63)	18.76	3.98	16,075	1.68	1.67	3.18	173

(.36)	19.18	.13	21,347	1.01	.88	1.76	339
(.53)	19.52	6.27	26,856	1.02	.94	2.25	195
(.63)	18.89	13.59	17,874	1.04	.96	3.67	217
(.77)	17.24	(4.59)	14,144.98		.95	3.96	146
(.77)	18.82	4.72	17,092.93		.92	3.95	173

(.41)	19.15	.37	631,819.76		.63	2.00	339
(.58)	19.49	6.54	545,704.77		.69	2.48	195
(.68)	18.86	13.84	354,384.79		.71	3.89	217
(.82)	17.21	(4.30)	233,223.72		.70	4.20	146
(.82)	18.79	4.99	435,704.68		.67	4.20	173

(.43)	19.15	.46	298,724.59		.53	2.10	339
(.60)	19.49	6.58	224,969.59		.59	2.60	195
(.70)	18.86	14.00	154,593.62		.62	4.01	217
(.20)	17.21	(3.88)	111,198.73		.65	4.28	146

(.62)	22.48	2.11	2,918.83		.83	2.80	29
(.23)	22.64	2.51	1,791.85		.85	2.85	24

(.46)	22.36	1.35	22,694	1.59	1.54	2.12	29
(.51)	22.53	5.43	28,301	1.59	1.51	2.31	24
(.55)	21.87	9.42	24,393	1.58	1.50	2.53	52
(.55)	20.51	(1.25)	16,541	1.56	1.54	2.61	54
(.58)	21.31	1.21	12,722	1.55	1.55	2.72	72

(.63)	22.44	2.12	29,512.84		.79	2.86	29
(.68)	22.61	6.25	33,042.84		.76	3.05	24
(.70)	21.94	10.19	23,434.84		.76	3.29	52
(.71)	20.57	(.46)	18,422.81		.79	3.37	54
(.74)	21.38	1.96	19,442.80		.80	3.48	72

(.69)	22.41	2.43	540,458.59		.54	3.11	29
(.73)	22.57	6.47	492,584.59		.51	3.30	24
(.76)	21.91	10.48	411,956.58		.50	3.53	52
(.77)	20.54	(.23)	366,707.56		.54	3.61	54
(.79)	21.36	2.26	336,275.55		.55	3.72	72
See Notes to Financial Highlights at the end of this section.

FINANCIAL HIGHLIGHTS — continued
	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)( a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell Commodity Strategies Fund
Class A
October 31, 2011	11.65	(.15)	.53	.38	(1.48)	— (f)	—
October 31, 2010(6)	10.00	(.05)	1.70	1.65	—	—	—
Class C
October 31, 2011	11.61	(.23)	.52	.29	(1.45)	— (f)	—
October 31, 2010(6)	10.00	(.08)	1.69	1.61	—	—	—
Class E
October 31, 2011	11.64	(.15)	.52	.37	(1.47)	— (f)	—
October 31, 2010(6)	10.00	(.06)	1.70	1.64	—	—	—
Class S
October 31, 2011	11.65	(.12)	.53	.41	(1.48)	— (f)	—
October 31, 2010(6)	10.00	(.04)	1.69	1.65	—	—	—
Class Y
October 31, 2011	11.65	(.10)	.53	.43	(1.49)	— (f)	—
October 31, 2010(6)	10.00	(.04)	1.69	1.65	—	—	—
Russell Global Infrastructure Fund
Class A
October 31, 2011	10.42	.25	(.22)	.03	(.26)	(.08)	—
October 31, 2010(7)	10.00	— (f)	.42	.42	—	—	—
Class C
October 31, 2011	10.42	.17	(.22)	(.05)	(.20)	(.08)	—
October 31, 2010(7)	10.00	(.01)	.43	.42	—	—	—
Class E
October 31, 2011	10.42	.28	(.24)	.04	(.26)	(.08)	—
October 31, 2010(7)	10.00	— (f)	.42	.42	—	—	—
Class S
October 31, 2011	10.42	.26	(.19)	.07	(.28)	(.08)	—
October 31, 2010(7)	10.00	— (f)	.42	.42	—	—	—
Class Y
October 31, 2011	10.42	.27	(.19)	.08	(.29)	(.08)	—
October 31, 2010(7)	10.00	— (f)	.42	.42	—	—	—
See Notes to Financial Highlights at the end of this section.

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate( b)

(1.48)	10.55	2.85	21,609	1.78	1.48 (j)	(1.30)	123
—	11.65	16.50	5,144	1.91	1.41	(1.48)	11

(1.45)	10.45	2.07	14,748	2.53	2.23 (j)	(2.05)	123
—	11.61	16.10	3,323	2.66	2.16	(2.23)	11

(1.47)	10.54	2.81	14,850	1.78	1.48 (j)	(1.30)	123
—	11.64	16.40	14,962	1.90	1.41	(1.48)	11

(1.48)	10.58	3.15	690,537	1.53	1.23 (j)	(1.05)	123
—	11.65	16.50	428,347	1.66	1.16	(1.23)	11

(1.49)	10.59	3.31	494,246	1.35	1.05 (j)	(.87)	123
—	11.65	16.50	545,188	1.48	.98	(1.05)	11

(.34)	10.11	.39	4,312	1.87	1.50	2.43	145
—	10.42	4.20	330	2.05	1.69	(.50)	8

(.28)	10.09	(.48)	4,338	2.62	2.25	1.62	145
—	10.42	4.20	760	2.80	2.44	(1.27)	8

(.34)	10.12	.38	14,990	1.86	1.50	2.69	145
—	10.42	4.20	1,015	2.05	1.69	(.16)	8

(.36)	10.13	.65	460,800	1.61	1.25	2.50	145
—	10.42	4.20	254,350	1.80	1.44	.07	8

(.37)	10.13	.79	340,308	1.43	1.09	2.55	145
—	10.42	4.20	368,468	1.63	1.29	(.17)	8
See Notes to Financial Highlights at the end of this section.

FINANCIAL HIGHLIGHTS — continued
	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)( a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell Global Real Estate Securities Fund
Class A
October 31, 2011	35.24	.51	(1.38)	(.87)	(.81)	—	—
October 31, 2010	26.38	.90	8.78	9.68	(.82)	—	—
October 31, 2009	26.79	.76	(.44)	.32	(.73)	—	—
October 31, 2008	52.29	.88	(19.82)	(18.94)	(.86)	(5.64)	(.06)
October 31, 2007(1)	57.37	.11	(4.50)	(4.39)	(.69)	—	—
Class C
October 31, 2011	34.52	.23	(1.34)	(1.11)	(.55)	—	—
October 31, 2010	25.85	.64	8.62	9.26	(.59)	—	—
October 31, 2009	26.30	.59	(.47)	.12	(.57)	—	—
October 31, 2008	51.42	.60	(19.49)	(18.89)	(.55)	(5.64)	(.04)
October 31, 2007	56.11	.20	.27	.47	(.34)	(4.82)	—
Class E
October 31, 2011	35.26	.50	(1.38)	(.88)	(.80)	—	—
October 31, 2010	26.38	.88	8.81	9.69	(.81)	—	—
October 31, 2009	26.84	.73	(.46)	.27	(.73)	—	—
October 31, 2008	52.36	.89	(19.87)	(18.98)	(.84)	(5.64)	(.06)
October 31, 2007	56.95	.62	.28	.90	(.67)	(4.82)	—
Class S
October 31, 2011	35.77	.60	(1.41)	(.81)	(.88)	—	—
October 31, 2010	26.76	.98	8.93	9.91	(.90)	—	—
October 31, 2009	27.19	.80	(.44)	.36	(.79)	—	—
October 31, 2008	52.94	1.02	(20.12)	(19.10)	(.94)	(5.64)	(.07)
October 31, 2007	57.53	.75	.28	1.03	(.80)	(4.82)	—
Class Y
October 31, 2011	35.76	.67	(1.40)	(.73)	(.95)	—	—
October 31, 2010	26.75	1.04	8.92	9.96	(.95)	—	—
October 31, 2009	27.19	.86	(.48)	.38	(.82)	—	—
October 31, 2008(4)	38.52	(.32)	(10.79)	(11.11)	(.20)	—	(.02)
Russell Money Market Fund
Class A
October 31, 2011	1.0000	.0001	.0008	.0009	(.0009)	—	—
October 31, 2010	1.0000	.0005	(.0005)	—	—(f)	—	—
October 31, 2009	1.0000	.0052	(.0010)	.0042	(.0042)	—	—
October 31, 2008	1.0000	.0324	.0016	.0340	(.0340)	—	—
October 31, 2007	1.0000	.0517	—	.0517	(.0517)	—	—
Class S
October 31, 2011	1.0000	—	.0009	.0009	(.0009)	—	—
October 31, 2010	1.0000	.0005	(.0005)	—	—(f)	—	—
October 31, 2009	1.0000	.0053	(.0004)	.0049	(.0049)	—	—
October 31, 2008	1.0000	.0344	.0007	.0351	(.0351)	—	—
October 31, 2007	1.0000	.0527	—	.0527	(.0527)	—	—

See Notes to Financial Highlights at the end of this section.

$ Distributions In Excess (i)	$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate( b)

(.04)	(.85)	33.52	(2.51)	25,724	1.36	1.36	1.44	69
	(.82)	35.24	37.23	25,564	1.34	1.34	2.83	141
	(.73)	26.38	2.10	16,370	1.34	1.34	3.45	118
	(6.56)	26.79	(39.97)	15,978	1.34	1.34	2.30	66
	(.69)	52.29	(7.70)	7,868	1.33	1.32	.35	70

(.03)	(.58)	32.83	(3.28)	43,207	2.11	2.11	.67	69
	(.59)	34.52	36.24	53,155	2.09	2.09	2.08	141
	(.57)	25.85	1.21	45,163	2.09	2.09	2.74	118
	(6.23)	26.30	(40.42)	51,273	2.09	2.09	1.56	66
	(5.16)	51.42	.56	98,745	2.08	2.07	.38	70

(.04)	(.84)	33.54	(2.51)	35,132	1.36	1.36	1.43	69
	(.81)	35.26	37.22	38,484	1.34	1.34	2.79	141
	(.73)	26.38	1.95	36,262	1.34	1.34	3.32	118
	(6.54)	26.84	(39.99)	32,758	1.34	1.34	2.29	66
	(5.49)	52.36	1.33	51,299	1.33	1.32	1.13	70

(.05)	(.93)	34.03	(2.28)	1,107,094	1.11	1.11	1.68	69
	(.90)	35.77	37.58	1,168,039	1.09	1.09	3.08	141
	(.79)	26.76	2.26	1,013,787	1.09	1.09	3.59	118
	(6.65)	27.19	(39.83)	884,480	1.09	1.09	2.57	66
	(5.62)	52.94	1.57	2,126,802	1.08	1.07	1.38	70

(.05)	(1.00)	34.03	(2.10)	376,191.93		.93	1.86	69
	(.95)	35.76	37.83	399,759.91		.91	3.28	141
	(.82)	26.75	2.40	551,981.91		.91	3.86	118
	(.22)	27.19	(28.98)	470,552	1.01	1.01	(10.48)	66

—	(.0009)	1.0000	.09	64,191.54		.13	—	—
—	—(f)	1.0000	.08(h)	78,133.44		.12(h)	.05(h)	—
—	(.0042)	1.0000	.42	166,150.63		.31	.52	—
—	(.0340)	1.0000	3.45	415,233.42		.26	3.24	—
—	(.0517)	1.0000	5.30	291,636.40		.25	5.18	—

—	(.0009)	1.0000	.09	148,860.54		.13	—	—
—	—(f)	1.0000	.08(h)	260,604.44		.12(h)	.05(h)	—
—	(.0049)	1.0000	.49	2,411,490.55		.23	.53	—
—	(.0351)	1.0000	3.56	4,874,243.32		.16	3.44	—
—	(.0527)	1.0000	5.40	5,429,652.30		.15	5.27	—
—
See Notes to Financial Highlights at the end of this section.

Notes to Financial Highlights — October 31, 2011

(1)	For the period March 1, 2007 (commencement of operations) to October 31, 2007.
(2)	For the period October 22, 2007 (commencement of operations) to October 31, 2007.
(3)	For the period September 2, 2008 (commencement of operations) to October 31, 2008.
(4)	For the period September 26, 2008 (commencement of operations) to October 31, 2008.
(5)	For the period June 1, 2010 (commencement of operations) to October 31, 2010.
(6)	For the period July 1, 2010 (commencement of operations) to October 31, 2010.
(7)	For the period October 1, 2010 (commencement of operations) to October 31, 2010.
(a)	Average month-end shares outstanding were used for this calculation.
(b)	Periods less than one year are not annualized.
(c)	Total return for Class A does not reflect a front-end sales charge. If sales charges were included, the total return would be lower.
(d)	May reflect amounts waived and/or reimbursed by Russell Investment Management Company (“RIMCo”) and/or Russell Fund Services Company (“RFSC”), and for certain funds, custody credit arrangements.
(e)	The ratios for periods less than one year are annualized.
(f)	Less than $.01 per share.
(g)	For the Russell U.S. Quantitative Equity Fund, the respective annualized net expense ratios, not including the dividend and interest expense from short sales, were as follows:
For the period ended	Class A	Class C	Class E	Class I	Class S	Class Y
October 31, 2011	1.08%	1.83%	1.01%	0.75%	0.83%	0.65%
October 31, 2010	1.06%	1.81%	0.95%	0.71%	0.81%	0.64%
October 31, 2009	1.07%	1.81%	0.94%	0.69%	0.82%	0.64%
October 31, 2008	1.09%	1.84%	0.94%	0.71%	0.83%	0.65%
October 31, 2007	n/a	n/a	0.93%	0.68%	n/a	0.64%
(h)	For fiscal year 2010, expenses on the Russell Money Market Fund were over accrued on several categories. Adjustments to these estimates have been made and are reflected in this presentation. If adjustments had not been made, the expense ratios would have been higher and the net investment income and the total return would have been lower. Additionally, the Fund’s total return reflects a voluntary payment from an affiliate for realized losses. Excluding this reimbursement the Fund’s total return would have been 0.22% lower.
(i)	Distributions in excess of accumulated earnings and profits but not in excess of current earnings and profits computed on a tax basis.
(j)	The “% Ratio of Expenses to Average Net Assets, Net” for each Class of Shares have been changed from the audited October 31, 2011 Annual Report to reflect corrected net expense ratios.

MONEY MANAGER INFORMATION

The money managers are not affiliates of the Funds, RIMCo, RFSC or RFS other than as a result of their management of Fund assets. Each money manager is principally engaged in managing institutional investment accounts. These managers may also serve as managers or advisers to other investment companies unaffiliated with RIC, other RIC Funds, or to other clients of RIMCo or of Frank Russell Company, including Frank Russell Company’s wholly-owned subsidiary, Russell Trust Company. Investments in the Funds are not deposits with or other liabilities of any of the money managers and are subject to investment risk, including loss of income and principal invested and possible delays in payment of redemption proceeds. The money managers do not guarantee the performance of a Fund or any particular rate of return.

The Funds may engage or terminate a money manager at any time, subject to the approval of the Funds’ Board, without a shareholder vote. A complete list of current money managers for the Funds can also be found at www.russell.com. Assets not allocated to money managers are managed by RIMCo.

Russell U.S. Core Equity Fund

BlackRock Capital Management, Inc., 100 Bellevue Parkway, Wilmington, DE 19809.

Columbus Circle Investors, Metro Center, One Station Place, 8th Floor, Stamford, CT 06902.

Institutional Capital LLC, 225 W. Wacker Drive, Suite 2400, Chicago, IL 60606.

Lazard Asset Management LLC, 30 Rockefeller Plaza, 59th Floor, New York, NY 10112.

Schneider Capital Management Corporation, 460 E. Swedesford Road, Suite 2000, Wayne, PA 19087.

Snow Capital Management, L.P., 2100 Georgetowne Drive, Suite 400, Sewickley, PA 15143.

Suffolk Capital Management LLC, 810 Seventh Avenue, Suite 3600, New York, NY 10019.

Sustainable Growth Advisers, LP, 301 Tresser Boulevard, Suite 1310, Stamford, CT 06901.

Russell U.S. Quantitative Equity Fund

Aronson+Johnson+Ortiz, LP, 230 South Broad Street, 20th Floor, Philadelphia, PA 19102.

INTECH Investment Management LLC, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, FL 33401.

Jacobs Levy Equity Management Inc, 100 Campus Drive, P.O. Box 650, Florham Park, NJ 07932-0650.

Numeric Investors LLC, 470 Atlantic Avenue, 6th Floor, Boston, MA 02210.

PanAgora Asset Management Inc., 470 Atlantic Avenue, 8th Floor, Boston MA 02210.

Russell U.S. Growth Fund

Columbus Circle Investors, Metro Center, One Station Place, 8th Floor, Stamford, CT 06902.

Cornerstone Capital Management, Inc., 7101 West 78th Street, Suite 201, Bloomington, MN 55439.

Suffolk Capital Management LLC, 810 Seventh Avenue, Suite 3600, New York, NY 10019.

Sustainable Growth Advisers, LP, 301 Tresser Boulevard, Suite 1310, Stamford, CT 06901.

Russell U.S. Value Fund

DePrince, Race & Zollo, Inc., 250 Park Avenue South, Suite 250, Winter Park, FL 32789.

Numeric Investors LLC, 470 Atlantic Ave., 6th Floor, Boston, MA 02210.

Snow Capital Management L.P., 2100 Georgetowne Drive, Suite 400, Sewickly, PA 15143.

Systematic Financial Management LP, 300 Frank W. Burr Boulevard, Glenpointe East, 7th Floor, Teaneck, NJ 07666.

Russell U.S. Large Cap Equity Fund

Ceredex Value Advisors LLC, 300 South Orange Avenue, Suite 1600, Orlando, FL 32801.

Columbus Circle Investors, Metro Center, One Station Place, 8th Floor South, Stamford, CT 06902.

Institutional Capital LLC, 225 W. Wacker Dr. Suite 2400, Chicago, IL 60606.

Jacobs Levy Equity Management Inc, 100 Campus Drive, P.O. Box 650, Florham Park, NJ 07932-0650.

Sustainable Growth Advisers, LP, 301 Tresser Boulevard, Suite 1310, Stamford, CT 06901.

Russell U.S. Mid Cap Equity Fund

Arbor Capital Management, LLC, One Financial Plaza, 120 South Six Street, Suite 1000, Minneapolis, MN 55402.

Ceredex Value Advisors LLC, 300 South Orange Avenue, Suite 1600, Orlando, FL 32801.

Jacobs Levy Equity Management Inc, 100 Campus Drive, P.O. Box 650, Florham Park, NJ 07932-0650.

Russell U.S. Small Cap Equity Fund

Chartwell Investment Partners, 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312-2412.

ClariVest Asset Management LLC, 11452 El Camino Real, Suite 250, San Diego, CA 92130.

DePrince, Race & Zollo, Inc., 250 Park Avenue South, Suite 250, Winter Park, FL 32789.

EAM Investors, LLC, 2533 South Coast Highway 101, Suite 240, Cardiff By The Sea, CA 92007.

Falcon Point Capital, LLC, Two Embarcadero Center, Suite 1300, San Francisco, CA 94111.

Huber Capital Management LLC, 10940 Wilshire Blvd., Suite 925, Los Angeles, CA 90024-3915.

Jacobs Levy Equity Management Inc, 100 Campus Drive, P.O. Box 650, Florham Park, NJ 07932-0650.

Next Century Growth Investors LLC, 5500 Wayzata Boulevard, Suite 1275, Minneapolis, MN 55416.

PENN Capital Management Company, Inc., Three Crescent Drive, Suite 400, Philadelphia, PA 19112.

Ranger Investment Management, L.P., 300 Crescent Court, Suite 1100, Dallas, TX 75201.

Signia Capital Management, LLC, 108 North Washington Street, Suite 305, Spokane, WA 99201.

Russell International Developed Markets Fund

AQR Capital Management, LLC, Two Greenwich Plaza, 3rd Floor, Greenwich, CT 06830.

Axiom International Investors LLC, 33 Benedict Place, 2nd Floor, Greenwich, CT 06830.

del Rey Global Investors, LLC, 6701 Center Drive West, Suite 655, Los Angeles, CA, 90045

Driehaus Capital Management LLC 25 East Erie Street, Chicago, IL 60611-2703.

MFS Institutional Advisors Inc., 500 Boylston Street, Boston, MA 02116-3741.

Mondrian Investment Partners Limited, 10 Gresham Street, 5th Floor, London EC2V 7JD United Kingdom.

Pzena Investment Management LLC, 120 West 45th Street, 20th Floor, New York, NY 10036.

William Blair & Company, L.L.C., 222 West Adams Street, Chicago, IL 60606.

Russell Global Equity Fund

GLG Inc., 390 Park Avenue, 20th Floor, New York, NY 10022.

Harris Associates LP, 2 North LaSalle Street, Suite 500, Chicago, IL 60602.

MFS Institutional Advisors Inc., 500 Boylston Street, Boston, MA 02116-3741.

Polaris Capital Management, LLC, 125 Summer Street, 14th Floor, Boston, MA 02110.

Sanders Capital, LLC, 390 Park Avenue, 17th Floor, New York, NY 10022.

T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202.

Russell Emerging Markets Fund

AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

Arrowstreet Capital, Limited Partnership, 200 Clarendon Street, 30th Floor, Boston, MA 02116.

Delaware Management Company, a Series of Delaware Management Business Trust, 2005 Market Street, Philadelphia, PA 19103.

Genesis Asset Managers, LLP, Heritage Hall, Le Marchant Street St. Peter Port, Guernsey, Channel Islands, GY1 4HY.

Harding Loevner LP, 50 Division Street, 4th Floor, Somerville, NJ 08876.

Principal Global Investors LLC, 801 Grand Avenue, Des Moines, IA 50392-0490.

UBS Global Asset Management (Americas) Inc., 1285 Avenue of the Americas, New York, NY 10019.

Victoria 1522 Investments, LP, 244 California Avenue, Suite 610, San Francisco, CA 94111.

Russell Tax-Managed U.S. Large Cap Fund

Armstrong Shaw Associates Inc., 45 Grove Street, New Canaan, CT 06840.

J.P. Morgan Investment Management Inc., 270 Park Avenue, New York, NY 10017.

NWQ Investment Management Company, LLC, 2049 Century Park East, 16th Floor, Los Angeles, CA 90067.

Sands Capital Management, LLC, 1101 Wilson Boulevard, Suite 2300, Arlington, VA 22209.

Sustainable Growth Advisers, LP, 301 Tresser Boulevard, Suite 1310, Stamford, CT 06901.

Russell Tax-Managed U.S. Mid & Small Cap Fund

Chartwell Investment Partners, 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312.

Netols Asset Management Inc., 1045 West Glen Oaks Lane, Suite 202, Mequon, WI 53092.

Parametric Portfolio Associates LLC, 1151 Fairview Avenue North, Seattle, WA 98109.

Summit Creek Advisors, LLC, 120 South Sixth Street, Suite 2200, Minneapolis, MN 55402

Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312.

Russell Global Opportunistic Credit Fund

DDJ Capital Management LLC, 130 Turner Street, Building 3, Suite 600, Waltham, MA 02453.

Lazard Asset Management LLC, 30 Rockefeller Plaza, 59th Floor, New York, NY 10112.

Oaktree Capital Management, L.P., 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071.

Stone Harbor Investment Partners LP, 31 West 52nd Street, 16th Floor, New York, NY 10019.

Russell Strategic Bond Fund

Brookfield Investment Management Inc., Three World Financial Center, 200 Vesey Street, 10th Floor, New York, NY 10281.

Colchester Global Investors Limited, Heathcoat House, 4th Floor, 20 Savile Row, London, England W1S 3PR.

Logan Circle Partners, L.P., 1717 Arch Street, Suite 1500, Philadelphia, PA 19103.

Macro Currency Group – an investment group within Principal Global Investors LLC, 801 Grand Avenue, Des Moines, IA 50392-0490. Principal Global Investors is the asset management arm of the Principal Financial Group® (The Principal ® ), which includes various member companies including Principal Global Investors, LLC, Principal Global Investors (Europe) Limited, and others. The Macro Currency Group is the specialist currency investment group within Principal Global Investors. Where used herein, Macro Currency Group means Principal Global Investors, LLC.

Metropolitan West Asset Management LLC, 865 S. Figueroa Street, Suite 1800, Los Angeles, CA 90017-2593.

Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 100, Newport Beach, CA 92660-6430.

Wellington Management Company, LLP, 280 Congress Street, Boston, MA 02210.

Russell Investment Grade Bond Fund

Logan Circle Partners, L.P., 1717 Arch Street, Suite 1500, Philadelphia, PA 19103.

Macro Currency Group – an investment group within Principal Global Investors LLC, 801 Grand Avenue, Des Moines, IA 50392-0490. Principal Global Investors is the asset management arm of the Principal Financial Group® (The Principal ® ), which includes various member companies including Principal Global Investors, LLC, Principal Global Investors (Europe) Limited, and others. The Macro Currency Group is the specialist currency investment group within Principal Global Investors. Where used herein, Macro Currency Group means Principal Global Investors, LLC.

Metropolitan West Asset Management LLC, 865 S. Figueroa Street, Suite 1800, Los Angeles, CA 90017-2593.

Neuberger Berman Fixed Income LLC, 190 South LaSalle Street, Suite 2400, Chicago, IL 60603.

Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 100, Newport Beach, CA 92660-6430.

Russell Short Duration Bond Fund

Logan Circle Partners, L.P., 1717 Arch Street, Suite 1500, Philadelphia, PA 19103.

Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 100, Newport Beach, CA 92660-6430.

Wellington Management Company, LLP, 280 Congress Street, Boston, MA 02210.

Russell Tax Exempt Bond Fund

AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105-0096.

Standish Mellon Asset Management Company LLC, BNY Mellon Center, 201 Washington Street, Boston, MA 02108-4408.

Russell Commodity Strategies Fund

CoreCommodity Management, LLC (formerly, Jefferies Asset Management, LLC), The Metro Center, One Station Place, Three North, Stamford, CT 06092.

Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, NY 10010.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, NY 10282.

Russell Global Infrastructure Fund

Cohen & Steers Capital Management, Inc., 280 Park Avenue, 10th Floor, New York, NY 10017-1216.

Macquarie Capital Investment Management LLC, 125 West 55th Street, Level 15, New York, NY 10019. Investments in the Fund are not deposits with or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (“MBL”) nor any Macquarie Group company and are subject to investment risk, including loss of income and principal invested and possible delays in payment of redemption proceeds. Neither MBL nor any other member company of the Macquarie Group guarantees the performance of the Fund or the repayment of principal from the Fund or any particular rate of return.

Nuveen Asset Management, LLC, 333 West Wacker Drive, Chicago, IL 60606.

Russell Global Real Estate Securities Fund

AEW Capital Management LP, Two Seaport Lane, Boston, MA 02210-2021.

Cohen & Steers Capital Management, Inc., 280 Park Avenue, 10th Floor, New York, NY 10017-1216.

INVESCO Advisers, Inc., which acts as a money manager to the Fund through its INVESCO Real Estate Division, 1555 Peachtree Street NE, Atlanta, GA 30349.

When considering an investment in the Funds, do not rely on any information unless it is contained in this Prospectus or in the Funds’ Statement of Additional Information. The Funds have not authorized anyone to add any information or to make any additional statements about the Funds. The Funds may not be available in some jurisdictions or to some persons. The fact that you have received this Prospectus should not, in itself, be treated as an offer to sell Shares to you. Changes in the affairs of the Funds or in the Funds’ money managers may occur after the date on the cover page of this Prospectus. This Prospectus will be amended or supplemented to reflect any material changes to the information it contains.

EXPENSE NOTES

The following notes supplement the Annual Fund Operating Expenses tables in the Risk/Return Summary and provide additional information necessary to understand the expenses provided in those tables:

  If you purchase Shares through a Financial Intermediary, such as a bank or an investment adviser, you may also pay additional fees to the intermediary for services provided by the intermediary. You should contact your Financial Intermediary for information concerning what additional fees, if any, will be charged.
  Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class A, Class C and Class E Shares of the Funds may not exceed 7.25%, 6.25% and 6.25%, respectively, of total gross sales, subject to certain exclusions. These limitations are imposed at the class level on each Class of Shares of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Class A, Class C and Class E Shares may pay more than the economic equivalent of the maximum sales charges permitted by FINRA.
  Under the distribution plan, Class A Shares of the Russell Money Market Fund pay distribution fees of up to 0.15% of average daily net assets annually for the sale and distribution of Class A Shares. However, distribution fees are estimated to be 0.10% of average daily net assets for the fiscal year ending October 31, 2011.
  “Other Expenses” includes a shareholder services fee of 0.25% of average daily net assets for Class C and E Shares, and an administrative fee of up to 0.05% of average daily net assets for all Classes of Shares.
  In addition to the advisory and administrative fees payable by the Funds to RIMCo and Russell Fund Services Company (“RFSC”), each Fund that invests its cash reserves in the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo, will bear indirectly a proportionate share of that Fund’s operating expenses, which include the administrative fees that the Russell U.S. Cash Management Fund pays to RFSC. The cash reserves for all Funds are invested in the Russell U.S. Cash Management Fund. The annual rate of administrative fees payable to RFSC on the cash reserves invested in the Russell U.S. Cash Management Fund is 0.05%.
  For the Russell U.S. Quantitative Equity Fund, a portion of “Other Expenses” is attributable to interest expense and dividend expense from short sales as follows:
	Class A Shares	Class C Shares	Class E Shares	Class I Shares	Class S Shares	Class Y Shares
Interest Expense from Short Sales	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Dividend Expense from Short Sales	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%
Remainder of other Expenses	0.27%	0.52%	0.52%	0.19%	0.27%	0.09%
Total Other Expenses	0.46%	0.71%	0.71%	0.38%	0.46%	0.28%
  To maintain a certain net yield for Class A Shares of the Russell Money Market Fund, payments of the 12b-1 distribution fees on these shares were temporarily suspended for the three-month period beginning July 1, 2009. This suspension was extended for the successive three-month periods through September 30, 2012. This suspension may be extended, at the discretion of the President or Treasurer of RIC, for the three-month period commencing on October 1, 2012. In addition, if necessary to maintain certain net yields for any Class of Shares of the Russell Money Market Fund, RIMCo may temporarily and voluntarily waive, reduce or reimburse all or any portion of: (i) first, to the extent necessary, the Fund’s Transfer Agency Fee; (ii) second, to the extent necessary, the Fund’s Advisory Fee; and (iii) third, to the extent necessary, the Fund’s Administrative Fee; each waiver, reduction or reimbursement in an amount and for a period of time as determined by RIMCo. RIMCo may recoup from the Fund any portion of the Transfer Agency, Advisory or Administrative Fee waived, reduced or reimbursed (the “Reimbursement Amount”) pursuant to these arrangements during the previous 36 months, provided that such amount paid to RIMCo will not: 1) exceed 0.0049% of the class of the Fund’s average net assets; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to RIMCo; or 4) cause any class of the Fund to maintain a net negative yield. There is no guarantee that the Fund will maintain a positive net yield.

PERFORMANCE NOTES

The following notes supplement the Performance tables in the Risk/Return Summary and provide additional information necessary to understand the returns provided in those tables:

The calculation of total return after taxes on distributions and sale of Fund Shares assumes that a shareholder has sufficient capital gains of the same character to offset any capital losses on a sale of Fund Shares and that the shareholder may therefore deduct the entire capital loss.

Russell U.S. Core Equity Fund

The Fund first issued Class S Shares on September 2, 2008. The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I Shares. Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that Class S Shares do not have the same expenses as the Class I Shares.

The Fund first issued Class A Shares on September 2, 2008. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that Class A Shares do not have the same expenses as the Class E Shares.

The Fund first issued Class C Shares on September 2, 2008. The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of the Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. Annual returns for each Class will differ only to the extent that Class C Shares do not have the same expenses as the Class E Shares.

Russell U.S. Quantitative Equity Fund

The Fund first issued Class S Shares on September 2, 2008. The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I Shares. Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that Class S Shares do not have the same expenses as the Class I Shares.

The Fund first issued Class A Shares on September 2, 2008. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that Class A Shares do not have the same expenses as the Class E Shares.

The Fund first issued Class C Shares on September 2, 2008. The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of the Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. Annual returns for each Class will differ only to the extent that Class C Shares do not have the same expenses as the Class E Shares.

Russell U.S Small Cap Equity Fund

The Fund first issued Class S Shares on September 2, 2008. The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I Shares. Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that Class S Shares do not have the same expenses as the Class I Shares.

The Fund first issued Class A Shares on September 2, 2008. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that Class A Shares do not have the same expenses as the Class E Shares.

The Fund first issued Class C Shares on September 2, 2008. The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of the Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. Annual returns for each Class will differ only to the extent that Class C Shares do not have the same expenses as the Class E Shares.

Russell International Developed Markets Fund

The Fund first issued Class S Shares on September 2, 2008. The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I Shares. Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that Class S Shares do not have the same expenses as the Class I Shares.

The Fund first issued Class A Shares on September 2, 2008. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that Class A Shares do not have the same expenses as the Class E Shares.

The Fund first issued Class C Shares on September 2, 2008. The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of the Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. Annual returns for each Class will differ only to the extent that Class C Shares do not have the same expenses as the Class E Shares.

Russell Global Equity Fund

The Fund first issued Class Y Shares on September 26, 2008. The returns shown for Class Y Shares prior to that date are the returns of the Fund’s Class S Shares. Class Y Shares will have substantially similar annual returns (both before and after tax) as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.

Russell Emerging Markets Fund

The Fund first issued Class A Shares on March 1, 2007. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that Class A Shares do not have the same expenses as Class E Shares.

The Fund first issued Class Y Shares on September 26, 2008. The returns shown for Class Y Shares prior to that date are the returns of the Fund’s Class S Shares. Class Y Shares will have substantially similar annual returns (both before and after tax) as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.

Russell Tax-Managed U.S. Large Cap Fund

The Fund first issued Class A Shares on June 1, 2010. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. The annual returns for each Class will differ only to the extent that Class A Shares do not have the same expenses as Class E Shares.

Russell Tax-Managed U.S. Mid & Small Cap Fund

The Fund first issued Class A Shares on June 1, 2010. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. The annual returns for each Class will differ only to the extent that Class A Shares do not have the same expenses as Class E Shares.

Russell Strategic Bond Fund

The Barclays U.S. Aggregate Bond Index was formerly known as the Barclays Capital U.S. Aggregate Bond Index.

The Fund first issued Class S Shares on September 2, 2008. The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I Shares. Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that Class S Shares do not have the same expenses as Class I Shares.

The Fund first issued Class A Shares on September 2, 2008. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 3.75%. Annual returns for each Class will differ only to the extent that Class A Shares do not have the same expenses as Class E Shares.

The Fund first issued Class C Shares on September 2, 2008. The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of the Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. Annual returns for each Class will differ only to the extent that Class C Shares do not have the same expenses as Class E Shares.

The Fund first issued Class Y Shares on June 7, 2000, closed its Class Y Shares on November 19, 2001 and reopened its Class Y Shares on June 23, 2005. The returns shown for Class Y Shares prior to June 23, 2005 are the returns of the Fund’s Class I Shares. Class Y Shares will have substantially similar annual returns (both before and after tax) as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares.

Russell Investment Grade Bond Fund

The Barclays U.S. Aggregate Bond Index was formerly known as the Barclays Capital U.S. Aggregate Bond Index.

The Fund first issued Class A Shares June 1, 2010. The returns shown prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 3.75%. The annual returns for each Class will differ only to the extent that Class A Shares do not have the same expenses as Class E Shares.

The Fund first issued Class C Shares on October 22, 2007. The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of the Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. However, the returns for Class C Shares would be substantially similar to those of Class E Shares because they are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that Class C Shares do not have the same expenses as Class E Shares.

The Fund first issued Class S Shares on October 22, 2007. The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I Shares. However, the returns for Class S Shares would be substantially similar to those of Class I Shares because they are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that Class S Shares do not have the same expenses as Class I Shares.

Russell Short Duration Bond Fund

The Fund first issued Class A Shares on March 1, 2007. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 3.75%. The annual returns for each class will differ only to the extent that Class A Shares do not have the same expenses as Class E Shares.

The Fund first issued Class Y Shares on September 26, 2008. The returns shown for Class Y Shares prior to that date are the returns of the Fund’s Class S Shares. Class Y Shares will have substantially similar annual returns (both before and after tax) as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.

Russell Tax Exempt Bond Fund

The Barclays Municipal 1-10 Yr Blend (1-12) Index was formerly known as the Barclays Capital Municipal 1-10 Yr Blend (1-12) Index.

The Fund first issued Class A Shares on June 1, 2010. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 3.75%. The annual returns for each Class will differ only to the extent that Class A Shares do not have the same expenses as Class E Shares.

Russell Global Real Estate Securities Fund

The Fund first issued Class A Shares on March 1, 2007. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%. The annual returns for each class will differ only to the extent that Class A Shares do not have the same expenses as Class E Shares.

The Fund first issued Class Y Shares on September 26, 2008. The returns shown for Class Y Shares prior to that date are the returns of the Fund’s Class S Shares. Class Y Shares will have substantially similar annual returns (both before and after tax) as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.

Russell Money Market Fund

Effective November 18, 2009, the Russell Money Market Fund changed its investment objective from seeking to maximize current income while preserving capital and liquidity to its current investment objective and changed its investment strategies. The new investment objective and strategies will result in lower yield and the Fund’s future performance will be lower than it would have been had the objective and strategies not changed. The returns shown above reflect returns resulting from the Fund’s previous investment objective and strategies.

The Fund first issued Class A Shares on April 21, 2003. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class S Shares and do not reflect deduction of the Rule 12b-1 distribution fees that apply to Class A Shares. Had they done so, the returns shown for that period would have been lower.

REORGANIZATION INFORMATION

The following information relates to the upcoming reorganization of the Russell U.S. Value Fund (the “Acquired Fund”) into the Russell U.S. Defensive Equity Fund (known as the Russell U.S. Quantitative Equity Fund prior to August 15, 2012) (the “Acquiring Fund”):

In connection with the reorganization, Russell Investment Company (“RIC”) will file an information statement with the Securities and Exchange Commission (“SEC”). All shareholders are advised to read the information statement in its entirety when it becomes available because it will contain important information regarding the reorganization. The information statement will be mailed to shareholders as of August 15, 2012. Shareholders may obtain a free copy of the information statement, when available, and other documents filed with the SEC at the SEC’s website at www.sec.gov. Copies of such documents will also be available, once they are filed with the SEC, at no charge by contacting RIC at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or by calling 1-800-787-7354.

At a meeting held on May 22, 2012, the Board of Trustees of RIC, upon the recommendation of Russell Investment Management Company (“RIMCo”), approved an Agreement and Plan of Reorganization (the “Plan”) with respect to the reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”). In connection with the meeting, the Board of Trustees received information from, and presentations by, RIMCo regarding the Reorganization. After evaluating the merits of the Reorganization as explained by RIMCo, the Board of Trustees of RIC has determined that the Reorganization is in the best interests of Shareholders of the Acquired Fund and the Acquiring Fund.

In connection with the Reorganization, you should note the following:

  The Reorganization will be effected without a vote of the Shareholders of the Acquired or Acquiring Funds, as permitted by RIC’s Second Amended and Restated Master Trust Agreement, the laws of the Commonwealth of Massachusetts and the Federal Securities Laws.
  The Reorganization is expected to qualify as a tax-free transaction.
  The value of your investment will not change as a result of the Reorganization.

Board Considerations

In presenting its recommendation for approval of the Reorganization, RIMCo advised the Board that the Acquired Fund’s assets are expected to decrease due to its discontinuation as an investment in certain of RIMCo’s asset allocation programs; RIMCo does not believe that there are opportunities for significant growth in the Acquired Fund’s assets; it cannot be efficiently managed at such an asset level, calling into question the Acquired Fund’s viability; and RIMCo no longer wishes to support the Acquired Fund, which currently benefits from an advisory fee waiver. In determining whether to approve the Reorganization, the Trustees also considered RIMCo’s explanation of the potential impact of the Reorganization on each Fund’s Shareholders and a variety of related factors, including, among others, (1) the comparability of the investment objectives, policies and restrictions of the Acquiring and Acquired Funds giving effect to planned changes in the Acquiring Fund’s investment strategies and primary benchmark in August 2012 before the Reorganization; (2) the terms and conditions of the Plan, including provisions intended to avoid any dilution of Shareholder interests; (3) the costs to the Acquiring and Acquired Funds associated with the Reorganization; (4) the fact that the Reorganization is intended to qualify as a tax-free Reorganization under federal tax laws; (5) the fact that the pro forma net operating expenses of the Acquiring Fund are estimated to be lower than the current net operating expenses of the Acquired Fund; (6) the advisory fees of the Acquiring Fund are lower than the advisory fees of the Acquired Fund; (7) that the interests of the Shareholders of the Acquired and Acquiring Funds will not be diluted as a result of the Reorganization; (8) the Reorganization would increase the assets of the Acquiring Fund, helping to drive down the Acquiring Fund’s overall costs through economies of scale with possible beneficial effects on the Acquiring Fund’s expense ratio; and (9) possible alternatives to the Reorganization, including the liquidation of the Acquired Fund with attendant tax consequences to the Acquired Fund’s shareholders. The Trustees also considered that, because the Acquiring Fund will change its investment strategies and primary benchmark in August 2012 before the Reorganization, the past performance of the Acquiring Fund reflects different strategies than those that will be employed by the Acquiring Fund at the time of the Reorganization. The Trustees also considered that the Reorganization does not require, and therefore would be effected without, a vote of Fund Shareholders.

A description of the Acquiring Fund’s investment strategies, which will be effective on August 15, 2012, is available in the “Risk/Return Summary–Russell U.S. Quantitative Equity Fund” and “Investment Objective and Investment Strategies–Russell U.S. Quantitative Equity Fund” sections of this prospectus.

Effects of the Reorganization on Shareholders

The Plan provides that (i) the Acquired Fund will transfer to the Acquiring Fund all of its assets in exchange solely for voting shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities, (ii) such shares of the Acquiring Fund will be distributed to shareholders of the Acquired Fund in liquidation of the Acquired Fund and (iii) the Acquired Fund will be subsequently dissolved.

Shareholders of the Acquired Fund will receive Class C, Class E, Class I or Class S Shares of the Acquiring Fund with an aggregate value equal at the time of the completion of the Reorganization to the aggregate value of their Acquired Fund Class C, Class E, Class I or Class S Shares, respectively.

Shareholders of the Acquired Fund should benefit from the Reorganization of the Acquired Fund. After the Reorganization, as shareholders of the Acquiring Fund, the current shareholders of the Acquired Fund will bear net operating expenses that are lower than those they currently bear as shareholders of the Acquired Fund. In addition, the Acquiring Fund should benefit from the Reorganization due to an increase in Acquiring Fund assets. However, there can be no assurance that operational savings will be realized.

Timing of the Reorganization

The Reorganization is expected to be completed on October 15, 2012 based on values as of the close of regular trading on the New York Stock Exchange on October 12, 2012 or at such earlier or subsequent date as RIMCo determines to be in the interest of the Funds. The Acquired Fund will be closed to new investments as of the close of business on October 10, 2012, and no purchases of the Acquired Fund’s shares will be allowed after that time.

For more information about the Funds, the following documents are available without charge:

ANNUAL/SEMIANNUAL REPORTS: Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds.

The annual and semiannual reports for each Fund and the SAI are incorporated into this Prospectus by reference. You may obtain free copies of the annual report, semiannual report or the Funds’ SAI, and may request other information or make other inquiries, by contacting your Financial Intermediary or the Funds at:

Russell Investment Company
1301 Second Avenue
18th Floor
Seattle, WA 98101
Telephone: 1-800-787-7354

The Funds’ SAI and annual and semiannual reports to shareholders are available, free of charge, on the Funds’ Web site at www.russell.com.

Each year you are automatically sent an updated Prospectus and annual and semiannual reports for the Funds. You may also occasionally receive notifications of Prospectus changes and proxy statements for the Funds. In order to reduce the volume of mail you receive, when possible, only one copy or one mailing of these documents will be sent to shareholders who are part of the same family, sharing the same name and the same household address. If you would like to opt out of the household-based mailings, please call your Financial Intermediary.

Some Financial Intermediaries may offer electronic delivery of the Funds’ Prospectus and annual and semiannual reports. Please contact your Financial Intermediary for further details.

You can review and copy information about the Funds (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission’s Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549.

Distributor: Russell Financial Services, Inc.
Russell Investment Company’s SEC File No. 811-03153
36-08-413 (0612)

Prospectus

LifePoints®  Funds
Target Portfolio Series

FEBRUARY 29, 2012, As Supplemented Through June 12, 2012

Fund	Ticker Symbol by Class
	A	C	E	R1	R2	R3	S
Conservative Strategy Fund	RCLAX	RCLCX	RCLEX	RCLRX	RCLTX	RCLDX	RCLSX
Moderate Strategy Fund	RMLAX	RMLCX	RMLEX	RMLRX	RMLTX	RMLDX	RMLSX
Balanced Strategy Fund	RBLAX	RBLCX	RBLEX	RBLRX	RBLTX	RBLDX	RBLSX
Growth Strategy Fund	RALAX	RALCX	RALEX	RALRX	RALTX	RALDX	RALSX
Equity Growth Strategy Fund	REAAX	RELCX	RELEX	RELRX	RELTX	RELDX	RELSX
As with all mutual funds, the Securities and Exchange Commission has neither determined that the information in this Prospectus is accurate or complete, nor approved or disapproved of these securities. It is a criminal offense to state otherwise.	800-787-7354

Risk/Return Summary

Conservative Strategy Fund

Investment Objective

The Fund seeks to provide high current income and low long term capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Funds. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges section and the More About Deferred Sales Charges section, beginning on pages 128 and 130, respectively of the Prospectus, and the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 21 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C, E, R1, R2, R3, S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*	The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Class A Shares	Class C Shares	Class E Shares	Class R1 Shares	Class R2 Shares	Class R3 Shares	Class S Shares
Advisory Fee	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Distribution (12b-1) Fees	0.25%	0.75%	0.00%	0.00%	0.00%	0.25%	0.00%
Other Expenses	0.29%	0.54%	0.54%	0.29%	0.54%	0.54%	0.29%
Acquired (Underlying) Fund Fees and Expenses	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%
Total Annual Fund Operating Expenses	1.35%	2.10%	1.35%	1.10%	1.35%	1.60%	1.10%
Less Fee Waivers and Expense Reimbursements	(0.19)%	(0.19)%	(0.19)%	(0.34)%	(0.34)%	(0.34)%	(0.19)%
Net Annual Fund Operating Expenses	1.16%	1.91%	1.16%	0.76%	1.01%	1.26%	0.91%
#	“Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” have been restated to reflect the proportionate share of the expenses of the Underlying Funds in which the Fund invests.

“Less Fee Waivers and Expense Reimbursements” and “Net Annual Fund Operating Expenses” have been restated to reflect a reduction in the transfer agency fee waiver for Class R1, R2 and R3 Shares.

Until February 28, 2013, RIMCo has contractually agreed to waive up to the full amount of its 0.20% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.12% of the average daily net assets of the Fund on an annual basis. Direct fund-level operating expenses do not include transfer agency fees, Rule 12b-1 distribution fees, shareholder services fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.

Until February 28, 2013, RFSC has contractually agreed to waive 0.15% of its transfer agency fees for Class R1, R2 and R3 Shares. This waiver may not be terminated during the relevant period except with Board approval.

As a result of the August 15, 2012 changes to the Fund’s target strategic asset allocation to the Underlying Funds in which the Fund will invest, the Fund’s Net Annual Fund Operating Expenses will increase.  Updated Net Annual Fund Operating Expenses will be included in the Fund’s Prospectus when the changes to the target strategic asset reallocations are effective on August 15, 2012.

1

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Class A Shares	Class C Shares	Class E Shares	Class R1 Shares	Class R2 Shares	Class R3 Shares	Class S Shares
1 Year	$ 686	$ 194	$ 118	$ 78	$ 103	$ 128	$ 93
3 Years	$ 960	$ 640	$ 409	$ 316	$ 394	$ 472	$ 331
5 Years	$ 1,255	$ 1,111	$ 721	$ 573	$ 707	$ 839	$ 588
10 Years	$ 2,090	$ 2,416	$ 1,607	$ 1,310	$ 1,594	$ 1,871	$ 1,323

Portfolio Turnover

The Fund pays no transaction costs or commissions when it buys and sells Shares of the Underlying Funds. The Underlying Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Underlying Funds’ performance. Portfolio turnover rates for the Underlying Funds are available in the Prospectus for the Underlying Funds.

Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund is a “fund of funds,” which seeks to achieve its objective by investing in a combination of several other Russell Investment Company (“RIC”) funds (the “Underlying Funds”). The Fund intends its strategy of investing in a combination of Underlying Funds to result in investment diversification that an investor could otherwise achieve only by holding numerous individual investments. You may invest directly in the Underlying Funds in which the Fund invests. The Fund’s approximate target strategic allocation as of June 12, 2012 is 16% to equity Underlying Funds, 78% to fixed income Underlying Funds and 6% to alternative Underlying Funds. Effective August 15, 2012, the Fund’s allocation to the Underlying Funds in which it invests will be modified and RIMCo expects that the Fund’s approximate target strategic allocation will be 14% to equity Underlying Funds, 78% to fixed income Underlying Funds and 8% to alternative Underlying Funds. However, the actual target strategic allocation on August 15, 2012 may vary slightly. As a result of its investments in the Underlying Funds, the Fund indirectly invests principally in U.S. and non-U.S. equity and fixed income securities and derivatives. Alternative Underlying Funds seek low correlation to equity and/or fixed income investments. The Underlying Funds employ a multi-manager approach whereby most assets of the Underlying Funds are allocated to different unaffiliated money managers. Russell Investment Management Company (“RIMCo”), the Fund’s investment adviser, considers this Fund to be a “conservative” fund due to its investment objective and asset allocation to fixed income Underlying Funds.

RIMCo may modify the target allocation for any Fund and/or the Underlying Funds in which a Fund invests from time to time based on capital markets research or on factors such as RIMCo’s outlook for the economy, financial markets generally and/or relative market valuation of the asset classes represented by each Underlying Fund. Modifications in the allocations to the Underlying Funds are typically based on strategic, long-term allocation decisions. A Fund’s actual allocation may vary from the target strategic asset allocation at any point in time (1) due to market movements, (2) by up to +/- 3% at the equities, fixed income or alternative category level based on RIMCo’s assessment of relative market valuation of the asset classes represented by each Underlying Fund, (3) due to the implementation over a period of time of a change to the target strategic asset allocation including the addition of a new Underlying Fund. There may be no changes in the asset allocation or to the Underlying Funds in a given year or such changes may be made one or more times in a year.

2

Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

  Investing in Affiliated Underlying Funds . The assets of the Fund are invested principally in Shares of the Underlying Funds, and the investment performance of the Fund is directly related to the investment performance of the Underlying Funds in which it invests. RIMCo is the investment adviser for both the Fund and the Underlying Funds and may be deemed to have a conflict of interest in determining the allocation of the Fund to the Underlying Funds.
  Asset Allocation. Neither the Fund nor RIMCo can offer any assurance that the asset allocation of the Fund will either maximize returns or minimize risks. Nor can the Fund or RIMCo offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor. The value of your investment may decrease if RIMCo’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style or Underlying Fund is incorrect.  Asset allocation decisions might also result in the Fund having more exposure, indirectly through its investments in the Underlying Funds, to asset classes, countries or regions, or industries or groups of industries that underperform.

The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. The following are the principal risks associated with investing in the Underlying Funds which are also principal risks of investing in the Fund as a result of its investment in the Underlying Funds:

  Active Management . The securities selected for the portfolio may not perform as the Fund’s money managers expect. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies.
  Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price.
  Fixed Income Securities . Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. The Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. In addition, fixed income securities may be downgraded in credit rating or go into default.
  Non-Investment Grade Fixed Income Securities (High Yield or “Junk Bonds”) . Non-investment grade fixed income securities involve higher volatility and higher risk of default than investment grade bonds.
  U.S. and Non-U.S Corporate Debt Securities Risk . Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk, and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose the Fund to greater risk than investments in U.S. corporate debt securities.
  Government Issued or Guaranteed Securities, U.S. Government Securities . Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
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  Mortgage-Backed Securities . Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The underlying assets may default or decline in quality or value.
  Asset-Backed Securities . Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.
  Repurchase Agreements . Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
  Loans and Other Direct Indebtedness . Loans and other direct indebtedness involve the risk that payment of principal, interest and other amounts due in connection with these investments may not be received.
  Non-U.S. Securities. Non-U.S. securities have risks relating to political, economic and regulatory conditions in foreign countries.
  Currency Risk . Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
  Currency Trading Risk . Currency trading strategies may involve instruments that have volatile prices, are illiquid or create economic leverage. Forward currency contracts are subject to the risk that should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
  Derivatives . Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Credit default swaps could result in losses if the creditworthiness of the company or companies on which the credit default swap is based is evaluated incorrectly.
  Short Sales Risk . A short sale will result in a loss if the price of the security sold short increases between the date of the short sale and the date on which the borrowed security must be returned. Short sales may give rise to a form of leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.
  American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) . ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.
  Commodity Risk . Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or sectors affecting a particular industry or commodity and international economic, political and regulatory developments. The use of leveraged commodity-linked derivatives creates an opportunity for increased return, but also creates the possibility for a greater loss.
  Bank Obligations . The banking industry may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. The banking industry may also be impacted by legal and regulatory developments.
  Infrastructure Companies. Infrastructure companies are subject to the risk that: the potential for realized revenue volumes is significantly lower than projected and/or cost overruns; the nature of the concession fundamentally changes during the life of the project (e.g., the state sponsor alters the terms); macroeconomic factors such as low GDP growth or high nominal interest rates raise the average cost of funding; government regulation may affect rates charged to customers; government budgetary constraints impact projects; special tariffs are imposed; and
4

  changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company’s operations or an accident, changes in market sentiment towards infrastructure and terrorist acts.
  Master Limited Partnerships (“MLPs”). Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Underlying Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes.
  Liquidity Risk . The market for certain investments may become illiquid under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market.
  Large Redemptions . The Underlying Funds are used as investments for certain funds of funds and in asset allocation programs and may have a large percentage of their Shares owned by such funds or held in such programs. Large redemption activity could result in the Underlying Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The officers and Trustees of the Fund currently serve as officers and Trustees of the Underlying Funds. RIMCo presently serves as investment manager of the Fund and Underlying Funds. Therefore, conflicts may arise as those persons and RIMCo fulfill their fiduciary responsibilities to the Fund and to the Underlying Funds.

Effective August 15, 2012, the following risk factor replaces the “Equity Securities” risk factor listed above:

  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks and the relative performance of stocks selected pursuant to a defensive style may fluctuate over time. Dynamic stocks have higher than average stock price volatility and may experience sharp declines in value.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

Performance

The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class E Shares varies over a ten year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the Class E returns shown in the bar chart, depending upon the fees and expenses of that Class. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. After-tax returns are shown for only one Class. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.

Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at www.russell.com.

5

Class E Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2011	1 Year	5 Years	10 Years
Return Before Taxes, Class A	(4.14)%	2.50%	3.57%
Return Before Taxes, Class C	0.99%	2.94%	3.41%
Return Before Taxes, Class R1	2.25%	4.02%	4.46%
Return Before Taxes, Class R2	1.93%	3.74%	4.19%
Return Before Taxes, Class R3	1.73%	3.49%	3.95%
Return Before Taxes, Class S	1.98%	3.95%	4.44%
Return Before Taxes, Class E	1.76%	3.71%	4.18%
Return After Taxes on Distributions, Class E	1.00%	2.28%	2.91%
Return After Taxes on Distributions and Sale of Fund Shares, Class E	1.17%	2.34%	2.87%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.78%
BofA Merrill Lynch 1-3 Yr US Treasuries Index (reflects no deduction for fees, expenses or taxes)	1.55%	3.69%	3.25%
Management

Investment Adviser

RIMCo is the investment adviser of the Fund and the Underlying Funds.

Portfolio Manager

Michael R. Ruff, a Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Ruff has managed the Fund since August 2011.

Additional Information

For important information about:

  Purchase of Fund Shares, please see How to Purchase Shares on page 31.
  Redemption of Fund Shares, please see How to Redeem Shares on page 31.
  Taxes, please see Taxes on page 31.
  Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 31.
6

Moderate Strategy Fund

Investment Objective

The Fund seeks to provide high current income and moderate long term capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Funds. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges section and the More About Deferred Sales Charges section, beginning on pages 128 and 130, respectively of the Prospectus, and the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 21 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C, E, R1, R2, R3, S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*	The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Class A Shares	Class C Shares	Class E Shares	Class R1 Shares	Class R2 Shares	Class R3 Shares	Class S Shares
Advisory Fee	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Distribution (12b-1) Fees	0.25%	0.75%	0.00%	0.00%	0.00%	0.25%	0.00%
Other Expenses	0.28%	0.53%	0.53%	0.28%	0.53%	0.53%	0.28%
Acquired (Underlying) Fund Fees and Expenses	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%
Total Annual Fund Operating Expenses	1.42%	2.17%	1.42%	1.17%	1.42%	1.67%	1.17%
Less Fee Waivers and Expense Reimbursements	(0.18)%	(0.18)%	(0.18)%	(0.33)%	(0.33)%	(0.33)%	(0.18)%
Net Annual Fund Operating Expenses	1.24%	1.99%	1.24%	0.84%	1.09%	1.34%	0.99%
#	“Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” have been restated to reflect the proportionate share of the expenses of the Underlying Funds in which the Fund invests.

“Less Fee Waivers and Expense Reimbursements” and “Net Annual Fund Operating Expenses” have been restated to reflect a reduction in the transfer agency fee waiver for Class R1, R2 and R3 Shares

Until February 28, 2013, RIMCo has contractually agreed to waive up to the full amount of its 0.20% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.12% of the average daily net assets of the Fund on an annual basis. Direct fund-level operating expenses do not include transfer agency fees, Rule 12b-1 distribution fees, shareholder services fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.

Until February 28, 2013, RFSC has contractually agreed to waive 0.15% of its transfer agency fees for Class R1, R2 and R3 Shares. This waiver may not be terminated during the relevant period except with Board approval.

As a result of the August 15, 2012 changes to the Fund’s target strategic asset allocation to the Underlying Funds in which the Fund will invest, the Fund’s Net Annual Fund Operating Expenses will increase.  Updated Net Annual Fund Operating Expenses will be included in the Fund’s Prospectus when the changes to the target strategic asset reallocations are effective on August 15, 2012.

7

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Class A Shares	Class C Shares	Class E Shares	Class R1 Shares	Class R2 Shares	Class R3 Shares	Class S Shares
1 Year	$ 694	$ 202	$ 126	$ 86	$ 111	$ 136	$ 101
3 Years	$ 982	$ 662	$ 432	$ 339	$ 417	$ 494	$ 354
5 Years	$ 1,291	$ 1,148	$ 759	$ 612	$ 745	$ 876	$ 626
10 Years	$ 2,164	$ 2,489	$ 1,686	$ 1,391	$ 1,674	$ 1,949	$ 1,404

Portfolio Turnover

The Fund pays no transaction costs or commissions when it buys and sells Shares of the Underlying Funds. The Underlying Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Underlying Funds’ performance. Portfolio turnover rates for the Underlying Funds are available in the Prospectus for the Underlying Funds.

Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund is a “fund of funds,” which seeks to achieve its objective by investing in a combination of several other Russell Investment Company (“RIC”) funds (the “Underlying Funds”). The Fund intends its strategy of investing in a combination of Underlying Funds to result in investment diversification that an investor could otherwise achieve only by holding numerous individual investments. You may invest directly in the Underlying Funds in which the Fund invests. The Fund’s approximate target strategic allocation as of June 12, 2012 is 33% to equity Underlying Funds, 58% to fixed income Underlying Funds and 9% to alternative Underlying Funds. Effective August 15, 2012, the Fund’s allocation to the Underlying Funds in which it invests will be modified and RIMCo expects that the Fund’s approximate target strategic allocation will be 30% to equity Underlying Funds, 58% to fixed income Underlying Funds and 12% to alternative Underlying Funds. However, the actual target strategic allocations on August 15, 2012 may vary slightly. As a result of its investments in the Underlying Funds, the Fund indirectly invests principally in U.S. and non-U.S. equity and fixed income securities and derivatives. Alternative Underlying Funds seek low correlation to equity and/or fixed income investments. The Underlying Funds employ a multi-manager approach whereby most assets of the Underlying Funds are allocated to different unaffiliated money managers. Russell Investment Management Company (“RIMCo”), the Fund’s investment adviser, considers this Fund to be a “moderate” fund due to its investment objective and asset allocation to fixed income and equity Underlying Funds.

RIMCo may modify the target allocation for any Fund and/or the Underlying Funds in which a Fund invests from time to time based on capital markets research or on factors such as RIMCo’s outlook for the economy, financial markets generally and/or relative market valuation of the asset classes represented by each Underlying Fund. Modifications in the allocations to the Underlying Funds are typically based on strategic, long-term allocation decisions. A Fund’s actual allocation may vary from the target strategic asset allocation at any point in time (1) due to market movements, (2) by up to +/- 3% at the equities, fixed income or alternative category level based on RIMCo’s assessment of relative market valuation of the asset classes represented by each Underlying Fund, (3) due to the implementation over a period of time of a change to the target strategic asset allocation including the addition of a new Underlying Fund. There may be no changes in the asset allocation or to the Underlying Funds in a given year or such changes may be made one or more times in a year.

8

Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

  Investing in Affiliated Underlying Funds . The assets of the Fund are invested principally in Shares of the Underlying Funds, and the investment performance of the Fund is directly related to the investment performance of the Underlying Funds in which it invests. RIMCo is the investment adviser for both the Fund and the Underlying Funds and may be deemed to have a conflict of interest in determining the allocation of the Fund to the Underlying Funds.
  Asset Allocation. Neither the Fund nor RIMCo can offer any assurance that the asset allocation of the Fund will either maximize returns or minimize risks. Nor can the Fund or RIMCo offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor. The value of your investment may decrease if RIMCo’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style or Underlying Fund is incorrect.  Asset allocation decisions might also result in the Fund having more exposure, indirectly through its investments in the Underlying Funds, to asset classes, countries or regions, or industries or groups of industries that underperform.

The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. The following are the principal risks associated with investing in the Underlying Funds which are also principal risks of investing in the Fund as a result of its investment in the Underlying Funds:

  Active Management . The securities selected for the portfolio may not perform as the Fund’s money managers expect. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies.
  Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price.
  Fixed Income Securities . Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. The Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. In addition, fixed income securities may be downgraded in credit rating or go into default.
  Non-Investment Grade Fixed Income Securities (High Yield or “Junk Bonds”) . Non-investment grade fixed income securities involve higher volatility and higher risk of default than investment grade bonds.
  U.S. and Non-U.S Corporate Debt Securities Risk . Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk, and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose the Fund to greater risk than investments in U.S. corporate debt securities.
  Government Issued or Guaranteed Securities, U.S. Government Securities . Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
9

  Mortgage-Backed Securities . Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The underlying assets may default or decline in quality or value.
  Asset-Backed Securities . Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.
  Repurchase Agreements . Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
  Loans and Other Direct Indebtedness . Loans and other direct indebtedness involve the risk that payment of principal, interest and other amounts due in connection with these investments may not be received.
  Non-U.S. and Emerging Markets Securities. Non-U.S. securities have risks relating to political, economic and regulatory conditions in foreign countries. The risks associated with non-U.S. securities may be amplified for emerging markets securities.
  Currency Risk . Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
  Currency Trading Risk . Currency trading strategies may involve instruments that have volatile prices, are illiquid or create economic leverage. Forward currency contracts are subject to the risk that should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
  Derivatives . Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Credit default swaps could result in losses if the creditworthiness of the company or companies on which the credit default swap is based is evaluated incorrectly.
  Short Sales Risk . A short sale will result in a loss if the price of the security sold short increases between the date of the short sale and the date on which the borrowed security must be returned. Short sales may give rise to a form of leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.
  Real Estate Securities . Just as real estate values go up and down, the value of the securities of companies involved in the industry also fluctuates. Real estate securities, including REITs, may be affected by changes in the value of the underlying properties owned by the companies and by the quality of tenants’ credit.
  American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) . ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.
  Commodity Risk . Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or sectors affecting a particular industry or commodity and international economic, political and regulatory developments. The use of leveraged commodity-linked derivatives creates an opportunity for increased return, but also creates the possibility for a greater loss.
  Bank Obligations . The banking industry may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. The banking industry may also be impacted by legal and regulatory developments.
  Infrastructure Companies. Infrastructure companies are subject to the risk that: the potential for realized revenue volumes is significantly lower than projected and/or cost overruns; the nature of the concession fundamentally changes during the life of the project (e.g., the state sponsor alters the terms); macroeconomic factors such as low
10

  GDP growth or high nominal interest rates raise the average cost of funding; government regulation may affect rates charged to customers; government budgetary constraints impact projects; special tariffs are imposed; and changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company’s operations or an accident, changes in market sentiment towards infrastructure and terrorist acts.
  Master Limited Partnerships (“MLPs”). Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Underlying Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes.
  Liquidity Risk . The market for certain investments may become illiquid under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market.
  Large Redemptions . The Underlying Funds are used as investments for certain funds of funds and in asset allocation programs and may have a large percentage of their Shares owned by such funds or held in such programs. Large redemption activity could result in the Underlying Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The officers and Trustees of the Fund currently serve as officers and Trustees of the Underlying Funds. RIMCo presently serves as investment manager of the Fund and Underlying Funds. Therefore, conflicts may arise as those persons and RIMCo fulfill their fiduciary responsibilities to the Fund and to the Underlying Funds.

Effective August 15, 2012, the following risk factor replaces the “Equity Securities” risk factor listed above:

  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks and the relative performance of stocks selected pursuant to a defensive style may fluctuate over time. Dynamic stocks have higher than average stock price volatility and may experience sharp declines in value.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

Performance

The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class E Shares varies over a ten year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the Class E returns shown in the bar chart, depending upon the fees and expenses of that Class. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. After-tax returns are shown for only one Class. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.

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Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at www.russell.com.

Class E Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2011	1 Year	5 Years	10 Years
Return Before Taxes, Class A	(5.95)%	1.25%	3.85%
Return Before Taxes, Class C	(0.98)%	1.70%	3.67%
Return Before Taxes, Class R1	0.20%	2.76%	4.67%
Return Before Taxes, Class R2	(0.04)%	2.52%	4.48%
Return Before Taxes, Class R3	(0.32)%	2.24%	4.22%
Return Before Taxes, Class S	0.01%	2.72%	4.72%
Return Before Taxes, Class E	(0.09)%	2.47%	4.46%
Return After Taxes on Distributions, Class E	(0.80)%	1.10%	3.28%
Return After Taxes on Distributions and Sale of Fund Shares, Class E	(0.00)%	1.37%	3.21%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.78%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	1.50%	(0.02)%	3.34%
Management

Investment Adviser

RIMCo is the investment adviser of the Fund and the Underlying Funds.

Portfolio Manager

Michael R. Ruff, a Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Ruff has managed the Fund since August 2011.

Additional Information

For important information about:

  Purchase of Fund Shares, please see How to Purchase Shares on page 31.
  Redemption of Fund Shares, please see How to Redeem Shares on page 31.
  Taxes, please see Taxes on page 31.
  Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 31.
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Balanced Strategy Fund

Investment Objective

The Fund seeks to provide above average capital appreciation and a moderate level of current income.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Funds. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges section and the More About Deferred Sales Charges section, beginning on pages 128 and 130, respectively of the Prospectus, and the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 21 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C, E, R1, R2, R3, S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*	The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Class A Shares	Class C Shares	Class E Shares	Class R1 Shares	Class R2 Shares	Class R3 Shares	Class S Shares
Advisory Fee	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Distribution (12b-1) Fees	0.25%	0.75%	0.00%	0.00%	0.00%	0.25%	0.00%
Other Expenses	0.27%	0.52%	0.52%	0.27%	0.52%	0.52%	0.27%
Acquired (Underlying) Fund Fees and Expenses	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%
Total Annual Fund Operating Expenses	1.51%	2.26%	1.51%	1.26%	1.51%	1.76%	1.26%
Less Fee Waivers and Expense Reimbursements	(0.17)%	(0.17)%	(0.17)%	(0.32)%	(0.32)%	(0.32)%	(0.17)%
Net Annual Fund Operating Expenses	1.34%	2.09%	1.34%	0.94%	1.19%	1.44%	1.09%
#	“Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” have been restated to reflect the proportionate share of the expenses of the Underlying Funds in which the Fund invests.

“Less Fee Waivers and Expense Reimbursements” and “Net Annual Fund Operating Expenses” have been restated to reflect a reduction in the transfer agency fee waiver for Class R1, R2 and R3 Shares.

Until February 28, 2013, RIMCo has contractually agreed to waive up to the full amount of its 0.20% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.12% of the average daily net assets of the Fund on an annual basis. Direct fund-level operating expenses do not include transfer agency fees, Rule 12b-1 distribution fees, shareholder services fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.

Until February 28, 2013, RFSC has contractually agreed to waive 0.15% of its transfer agency fees for Class R1, R2 and R3 Shares. This waiver may not be terminated during the relevant period except with Board approval.

As a result of the August 15, 2012 changes to the Fund’s target strategic asset allocation to the Underlying Funds in which the Fund will invest, the Fund’s Net Annual Fund Operating Expenses will increase.  Updated Net Annual Fund Operating Expenses will be included in the Fund’s Prospectus when the changes to the target strategic asset reallocations are effective on August 15, 2012.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Class A Shares	Class C Shares	Class E Shares	Class R1 Shares	Class R2 Shares	Class R3 Shares	Class S Shares
1 Year	$704	$212	$136	$96	$121	$147	$111
3 Years	$1,009	$690	$461	$368	$446	$523	$383
5 Years	$1,336	$1,195	$808	$661	$793	$924	$675
10 Years	$2,259	$2,582	$1,787	$1,494	$1,774	$2,047	$1,508

Portfolio Turnover

The Fund pays no transaction costs or commissions when it buys and sells Shares of the Underlying Funds. The Underlying Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Underlying Funds’ performance. Portfolio turnover rates for the Underlying Funds are available in the Prospectus for the Underlying Funds.

Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund is a “fund of funds,” which seeks to achieve its objective by investing in a combination of several other Russell Investment Company (“RIC”) funds (the “Underlying Funds”). The Fund intends its strategy of investing in a combination of Underlying Funds to result in investment diversification that an investor could otherwise achieve only by holding numerous individual investments. You may invest directly in the Underlying Funds in which the Fund invests. The Fund’s approximate target strategic allocation as of June 12, 2012 is 52% to equity Underlying Funds, 38% to fixed income Underlying Funds and 10% to alternative Underlying Funds. Effective August 15, 2012, the Fund’s allocation to the Underlying Funds in which it invests will be modified and RIMCo expects that the Fund’s approximate target strategic allocation will be 49% to equity Underlying Funds, 38% to fixed income Underlying Funds and 13% to alternative Underlying Funds. However, the actual target strategic allocations on August 15, 2012 may vary slightly.  As a result of its investments in the Underlying Funds, the Fund indirectly invests principally in U.S. and non-U.S. equity and fixed income securities and derivatives. Alternative Underlying Funds seek low correlation to equity and/or fixed income investments. The Underlying Funds employ a multi-manager approach whereby most assets of the Underlying Funds are allocated to different unaffiliated money managers.

Russell Investment Management Company (“RIMCo”), the Fund’s investment adviser, may modify the target allocation for any Fund and/or the Underlying Funds in which a Fund invests from time to time based on capital markets research or on factors such as RIMCo’s outlook for the economy, financial markets generally and/or relative market valuation of the asset classes represented by each Underlying Fund. Modifications in the allocations to the Underlying Funds are typically based on strategic, long-term allocation decisions. A Fund’s actual allocation may vary from the target strategic asset allocation at any point in time (1) due to market movements, (2) by up to +/- 3% at the equities, fixed income or alternative category level based on RIMCo’s assessment of relative market valuation of the asset classes represented by each Underlying Fund, (3) due to the implementation over a period of time of a change to the target strategic asset allocation including the addition of a new Underlying Fund. There may be no changes in the asset allocation or to the Underlying Funds in a given year or such changes may be made one or more times in a year.

Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

14

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

  Investing in Affiliated Underlying Funds . The assets of the Fund are invested principally in Shares of the Underlying Funds, and the investment performance of the Fund is directly related to the investment performance of the Underlying Funds in which it invests. RIMCo is the investment adviser for both the Fund and the Underlying Funds and may be deemed to have a conflict of interest in determining the allocation of the Fund to the Underlying Funds.
  Asset Allocation. Neither the Fund nor RIMCo can offer any assurance that the asset allocation of the Fund will either maximize returns or minimize risks. Nor can the Fund or RIMCo offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor. The value of your investment may decrease if RIMCo’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style or Underlying Fund is incorrect.  Asset allocation decisions might also result in the Fund having more exposure, indirectly through its investments in the Underlying Funds, to asset classes, countries or regions, or industries or groups of industries that underperform.

The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. The following are the principal risks associated with investing in the Underlying Funds which are also principal risks of investing in the Fund as a result of its investment in the Underlying Funds:

  Active Management . The securities selected for the portfolio may not perform as the Fund’s money managers expect. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies.
  Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price.
  Fixed Income Securities . Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. The Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. In addition, fixed income securities may be downgraded in credit rating or go into default.
  Non-Investment Grade Fixed Income Securities (High Yield or “Junk Bonds”) . Non-investment grade fixed income securities involve higher volatility and higher risk of default than investment grade bonds.
  U.S. and Non-U.S Corporate Debt Securities Risk . Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk, and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose the Fund to greater risk than investments in U.S. corporate debt securities.
  Government Issued or Guaranteed Securities, U.S. Government Securities . Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
  Mortgage-Backed Securities . Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The underlying assets may default or decline in quality or value.
15

  Asset-Backed Securities . Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.
  Repurchase Agreements . Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
  Loans and Other Direct Indebtedness . Loans and other direct indebtedness involve the risk that payment of principal, interest and other amounts due in connection with these investments may not be received.
  Non-U.S. and Emerging Markets Securities. Non-U.S. securities have risks relating to political, economic and regulatory conditions in foreign countries. The risks associated with non-U.S. securities may be amplified for emerging markets securities.
  Currency Risk . Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
  Currency Trading Risk . Currency trading strategies may involve instruments that have volatile prices, are illiquid or create economic leverage. Forward currency contracts are subject to the risk that should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
  Derivatives . Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Credit default swaps could result in losses if the creditworthiness of the company or companies on which the credit default swap is based is evaluated incorrectly.
  Short Sales Risk . A short sale will result in a loss if the price of the security sold short increases between the date of the short sale and the date on which the borrowed security must be returned. Short sales may give rise to a form of leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.
  Real Estate Securities . Just as real estate values go up and down, the value of the securities of companies involved in the industry also fluctuates. Real estate securities, including REITs, may be affected by changes in the value of the underlying properties owned by the companies and by the quality of tenants’ credit.
  American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) . ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.
  Commodity Risk . Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or sectors affecting a particular industry or commodity and international economic, political and regulatory developments. The use of leveraged commodity-linked derivatives creates an opportunity for increased return, but also creates the possibility for a greater loss.
  Bank Obligations . The banking industry may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. The banking industry may also be impacted by legal and regulatory developments.
  Infrastructure Companies. Infrastructure companies are subject to the risk that: the potential for realized revenue volumes is significantly lower than projected and/or cost overruns; the nature of the concession fundamentally changes during the life of the project (e.g., the state sponsor alters the terms); macroeconomic factors such as low GDP growth or high nominal interest rates raise the average cost of funding; government regulation may affect rates charged to customers; government budgetary constraints impact projects; special tariffs are imposed; and
16

  changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company’s operations or an accident, changes in market sentiment towards infrastructure and terrorist acts.
  Master Limited Partnerships (“MLPs”). Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Underlying Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes.
  Liquidity Risk . The market for certain investments may become illiquid under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market.
  Large Redemptions . The Underlying Funds are used as investments for certain funds of funds and in asset allocation programs and may have a large percentage of their Shares owned by such funds or held in such programs. Large redemption activity could result in the Underlying Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The officers and Trustees of the Fund currently serve as officers and Trustees of the Underlying Funds. RIMCo presently serves as investment manager of the Fund and Underlying Funds. Therefore, conflicts may arise as those persons and RIMCo fulfill their fiduciary responsibilities to the Fund and to the Underlying Funds.

Effective August 15, 2012, the following risk factor replaces the “Equity Securities” risk factor listed above:

  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks and the relative performance of stocks selected pursuant to a defensive style may fluctuate over time. Dynamic stocks have higher than average stock price volatility and may experience sharp declines in value.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

Performance

The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class E Shares varies over a ten year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the Class E returns shown in the bar chart, depending upon the fees and expenses of that Class. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. After-tax returns are shown for only one Class. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.

Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at www.russell.com.

17

Class E Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2011	1 Year	5 Years	10 Years
Return Before Taxes, Class A	(8.49)%	(0.35)%	4.01%
Return Before Taxes, Class C	(3.61)%	0.08%	3.85%
Return Before Taxes, Class R1	(2.50)%	1.12%	4.91%
Return Before Taxes, Class R2	(2.74)%	0.87%	4.65%
Return Before Taxes, Class R3	(3.02)%	0.61%	4.39%
Return Before Taxes, Class S	(2.77)%	1.07%	4.88%
Return Before Taxes, Class E	(3.01)%	0.83%	4.62%
Return After Taxes on Distributions, Class E	(3.54)%	(0.39)%	3.55%
Return After Taxes on Distributions and Sale of Fund Shares, Class E	(1.86)%	0.14%	3.48%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.78%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	1.50%	(0.02)%	3.34%
Russell Developed ex-U.S. Large Cap Index (net of tax on dividends from foreign holdings) (reflects no deduction for fees, expenses or taxes)	(12.35)%	(3.82)%	5.23%
Management

Investment Adviser

RIMCo is the investment adviser of the Fund and the Underlying Funds.

Portfolio Manager

Michael R. Ruff, a Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Ruff has managed the Fund since August 2011.

Additional Information

For important information about:

  Purchase of Fund Shares, please see How to Purchase Shares on page 31.
  Redemption of Fund Shares, please see How to Redeem Shares on page 31.
  Taxes, please see Taxes on page 31.
  Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 31.

18

Growth Strategy Fund

Investment Objective

The Fund seeks to provide high long term capital appreciation with low current income.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Funds. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges section and the More About Deferred Sales Charges section, beginning on pages 128 and 130, respectively of the Prospectus, and the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 21 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C, E, R1, R2, R3, S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*	The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Class A Shares	Class C Shares	Class E Shares	Class R1 Shares	Class R2 Shares	Class R3 Shares	Class S Shares
Advisory Fee	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Distribution (12b-1) Fees	0.25%	0.75%	0.00%	0.00%	0.00%	0.25%	0.00%
Other Expenses	0.28%	0.53%	0.53%	0.28%	0.53%	0.53%	0.28%
Acquired (Underlying) Fund Fees and Expenses	0.86%	0.86%	0.86%	0.86%	0.86%	0.86%	0.86%
Total Annual Fund Operating Expenses	1.59%	2.34%	1.59%	1.34%	1.59%	1.84%	1.34%
Less Fee Waivers and Expense Reimbursements	(0.18)%	(0.18)%	(0.18)%	(0.33)%	(0.33)%	(0.33)%	(0.18)%
Net Annual Fund Operating Expenses	1.41%	2.16%	1.41%	1.01%	1.26%	1.51%	1.16%
#	“Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” have been restated to reflect the proportionate share of the expenses of the Underlying Funds in which the Fund invests.

“Less Fee Waivers and Expense Reimbursements” and “Net Annual Fund Operating Expenses” have been restated to reflect a reduction in the transfer agency fee waiver for Class R1, R2 and R3 Shares.

Until February 28, 2013, RIMCo has contractually agreed to waive up to the full amount of its 0.20% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.12% of the average daily net assets of the Fund on an annual basis. Direct fund-level operating expenses do not include transfer agency fees, Rule 12b-1 distribution fees, shareholder services fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.

Until February 28, 2013, RFSC has contractually agreed to waive 0.15% of its transfer agency fees for Class R1, R2 and R3 Shares. This waiver may not be terminated during the relevant period except with Board approval.

As a result of the August 15, 2012 changes to the Fund’s target strategic asset allocation to the Underlying Funds in which the Fund will invest, the Fund’s Net Annual Fund Operating Expenses will increase.  Updated Net Annual Fund Operating Expenses will be included in the Fund’s Prospectus when the changes to the target strategic asset reallocations are effective on August 15, 2012.

19

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Class A Shares	Class C Shares	Class E Shares	Class R1 Shares	Class R2 Shares	Class R3 Shares	Class S Shares
1 Year	$ 710	$ 219	$ 144	$ 103	$ 128	$ 154	$ 118
3 Years	$ 1,031	$ 713	$ 484	$ 392	$ 470	$ 547	$ 407
5 Years	$ 1,375	$ 1,234	$ 849	$ 703	$ 835	$ 965	$ 717
10 Years	$ 2,341	$ 2,662	$ 1,874	$ 1,584	$ 1,861	$ 2,132	$ 1,597

Portfolio Turnover

The Fund pays no transaction costs or commissions when it buys and sells Shares of the Underlying Funds. The Underlying Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Underlying Funds’ performance. Portfolio turnover rates for the Underlying Funds are available in the Prospectus for the Underlying Funds.

Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund is a “fund of funds,” which seeks to achieve its objective by investing in a combination of several other Russell Investment Company (“RIC”) funds (the “Underlying Funds”). The Fund intends its strategy of investing in a combination of Underlying Funds to result in investment diversification that an investor could otherwise achieve only by holding numerous individual investments. You may invest directly in the Underlying Funds in which the Fund invests. The Fund’s approximate target strategic allocation as of June 12, 2012 is 67% to equity Underlying Funds, 19% to fixed income Underlying Funds and 14% to alternative Underlying Funds. Effective August 15, 2012, the Fund’s allocation to the Underlying Funds in which it invests will be modified and RIMCo expects that the Fund’s approximate target strategic allocation will be 63% to equity Underlying Funds, 19% to fixed income Underlying Funds and 18% to alternative Underlying Funds. However, the actual target strategic allocations on August 15, 2012 may vary slightly. As a result of its investments in the Underlying Funds, the Fund indirectly invests principally in U.S. and non-U.S. equity and fixed income securities and derivatives. Alternative Underlying Funds seek low correlation to equity and/or fixed income investments. The Underlying Funds employ a multi-manager approach whereby most assets of the Underlying Funds are allocated to different unaffiliated money managers.

Russell Investment Management Company (“RIMCo”), the Fund’s investment adviser, may modify the target allocation for any Fund and/or the Underlying Funds in which a Fund invests from time to time based on capital markets research or on factors such as RIMCo’s outlook for the economy, financial markets generally and/or relative market valuation of the asset classes represented by each Underlying Fund. Modifications in the allocations to the Underlying Funds are typically based on strategic, long-term allocation decisions. A Fund’s actual allocation may vary from the target strategic asset allocation at any point in time (1) due to market movements, (2) by up to +/- 3% at the equities, fixed income or alternative category level based on RIMCo’s assessment of relative market valuation of the asset classes represented by each Underlying Fund, (3) due to the implementation over a period of time of a change to the target strategic asset allocation including the addition of a new Underlying Fund. There may be no changes in the asset allocation or to the Underlying Funds in a given year or such changes may be made one or more times in a year.

Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

20

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

  Investing in Affiliated Underlying Funds . The assets of the Fund are invested principally in Shares of the Underlying Funds, and the investment performance of the Fund is directly related to the investment performance of the Underlying Funds in which it invests. RIMCo is the investment adviser for both the Fund and the Underlying Funds and may be deemed to have a conflict of interest in determining the allocation of the Fund to the Underlying Funds.
  Asset Allocation. Neither the Fund nor RIMCo can offer any assurance that the asset allocation of the Fund will either maximize returns or minimize risks. Nor can the Fund or RIMCo offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor. The value of your investment may decrease if RIMCo’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style or Underlying Fund is incorrect.  Asset allocation decisions might also result in the Fund having more exposure, indirectly through its investments in the Underlying Funds, to asset classes, countries or regions, or industries or groups of industries that underperform.

The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. The following are the principal risks associated with investing in the Underlying Funds which are also principal risks of investing in the Fund as a result of its investment in the Underlying Funds:

  Active Management . The securities selected for the portfolio may not perform as the Fund’s money managers expect. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies.
  Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price.
  Fixed Income Securities . Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. The Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. In addition, fixed income securities may be downgraded in credit rating or go into default.
  Non-Investment Grade Fixed Income Securities (High Yield or “Junk Bonds”) . Non-investment grade fixed income securities involve higher volatility and higher risk of default than investment grade bonds.
  U.S. and Non-U.S Corporate Debt Securities Risk . Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk, and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose the Fund to greater risk than investments in U.S. corporate debt securities.
  Government Issued or Guaranteed Securities, U.S. Government Securities . Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
  Mortgage-Backed Securities . Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The underlying assets may default or decline in quality or value.
21

  Asset-Backed Securities . Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.
  Repurchase Agreements . Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
  Loans and Other Direct Indebtedness . Loans and other direct indebtedness involve the risk that payment of principal, interest and other amounts due in connection with these investments may not be received.
  Non-U.S. and Emerging Markets Securities. Non-U.S. securities have risks relating to political, economic and regulatory conditions in foreign countries. The risks associated with non-U.S. securities may be amplified for emerging markets securities.
  Currency Risk . Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
  Currency Trading Risk . Currency trading strategies may involve instruments that have volatile prices, are illiquid or create economic leverage. Forward currency contracts are subject to the risk that should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
  Derivatives . Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Credit default swaps could result in losses if the creditworthiness of the company or companies on which the credit default swap is based is evaluated incorrectly.
  Short Sales Risk . A short sale will result in a loss if the price of the security sold short increases between the date of the short sale and the date on which the borrowed security must be returned. Short sales may give rise to a form of leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.
  Real Estate Securities . Just as real estate values go up and down, the value of the securities of companies involved in the industry also fluctuates. Real estate securities, including REITs, may be affected by changes in the value of the underlying properties owned by the companies and by the quality of tenants’ credit.
  American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) . ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.
  Commodity Risk . Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or sectors affecting a particular industry or commodity and international economic, political and regulatory developments. The use of leveraged commodity-linked derivatives creates an opportunity for increased return, but also creates the possibility for a greater loss.
  Bank Obligations . The banking industry may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. The banking industry may also be impacted by legal and regulatory developments.
  Infrastructure Companies. Infrastructure companies are subject to the risk that: the potential for realized revenue volumes is significantly lower than projected and/or cost overruns; the nature of the concession fundamentally changes during the life of the project (e.g., the state sponsor alters the terms); macroeconomic factors such as low GDP growth or high nominal interest rates raise the average cost of funding; government regulation may affect rates charged to customers; government budgetary constraints impact projects; special tariffs are imposed; and
22

  changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company’s operations or an accident, changes in market sentiment towards infrastructure and terrorist acts.
  Master Limited Partnerships (“MLPs”). Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Underlying Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes.
  Liquidity Risk . The market for certain investments may become illiquid under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market.
  Large Redemptions . The Underlying Funds are used as investments for certain funds of funds and in asset allocation programs and may have a large percentage of their Shares owned by such funds or held in such programs. Large redemption activity could result in the Underlying Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The officers and Trustees of the Fund currently serve as officers and Trustees of the Underlying Funds. RIMCo presently serves as investment manager of the Fund and Underlying Funds. Therefore, conflicts may arise as those persons and RIMCo fulfill their fiduciary responsibilities to the Fund and to the Underlying Funds.

Effective August 15, 2012, the following risk factor replaces the “Equity Securities” risk factor listed above:

  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks and the relative performance of stocks selected pursuant to a defensive style may fluctuate over time. Dynamic stocks have higher than average stock price volatility and may experience sharp declines in value.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

Performance

The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class E Shares varies over a ten year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the Class E returns shown in the bar chart, depending upon the fees and expenses of that Class. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. After-tax returns are shown for only one Class. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.

Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at www.russell.com.

23

Class E Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2011	1 Year	5 Years	10 Years
Return Before Taxes, Class A	(10.97)%	(2.19)%	3.44%
Return Before Taxes, Class C	(6.22)%	(1.77)%	3.27%
Return Before Taxes, Class R1	(5.16)%	(0.75)%	4.33%
Return Before Taxes, Class R2	(5.33)%	(0.99)%	4.08%
Return Before Taxes, Class R3	(5.61)%	(1.24)%	3.82%
Return Before Taxes, Class S	(5.28)%	(0.78)%	4.31%
Return Before Taxes, Class E	(5.53)%	(1.02)%	4.06%
Return After Taxes on Distributions, Class E	(5.88)%	(2.04)%	3.22%
Return After Taxes on Distributions and Sale of Fund Shares, Class E	(3.48)%	(1.24)%	3.19%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	1.50%	(0.02)%	3.34%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.78%
Russell Developed ex-U.S. Large Cap Index (net of tax on dividends from foreign holdings) (reflects no deduction for fees, expenses or taxes)	(12.35)%	(3.82)%	5.23%
Management

Investment Adviser

RIMCo is the investment adviser of the Fund and the Underlying Funds.

Portfolio Manager

Michael R. Ruff, a Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Ruff has managed the Fund since August 2011.

Additional Information

For important information about:

  Purchase of Fund Shares, please see How to Purchase Shares on page 31.
  Redemption of Fund Shares, please see How to Redeem Shares on page 31.
  Taxes, please see Taxes on page 31.
  Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 31.

24

Equity Growth Strategy Fund

Investment Objective

The Fund seeks to provide high long term capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Funds. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges section and the More About Deferred Sales Charges section, beginning on pages 128 and 130, respectively of the Prospectus, and the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 21 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C, E, R1, R2, R3, S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*	The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Class A Shares	Class C Shares	Class E Shares	Class R1 Shares	Class R2 Shares	Class R3 Shares	Class S Shares
Advisory Fee	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Distribution (12b-1) Fees	0.25%	0.75%	0.00%	0.00%	0.00%	0.25%	0.00%
Other Expenses	0.29%	0.54%	0.54%	0.29%	0.54%	0.54%	0.29%
Acquired (Underlying) Fund Fees and Expenses	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Total Annual Fund Operating Expenses	1.64%	2.39%	1.64%	1.39%	1.64%	1.89%	1.39%
Less Fee Waivers and Expense Reimbursements	(0.19)%	(0.19)%	(0.19)%	(0.34)%	(0.34)%	(0.34)%	(0.19)%
Net Annual Fund Operating Expenses	1.45%	2.20%	1.45%	1.05%	1.30%	1.55%	1.20%
#	“Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” have been restated to reflect the proportionate share of the expenses of the Underlying Funds in which the Fund invests.

“Less Fee Waivers and Expense Reimbursements” and “Net Annual Fund Operating Expenses” have been restated to reflect a reduction in the transfer agency fee waiver for Class R1, R2 and R3 Shares.

Until February 28, 2013, RIMCo has contractually agreed to waive up to the full amount of its 0.20% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.12% of the average daily net assets of the Fund on an annual basis. Direct fund-level operating expenses do not include transfer agency fees, Rule 12b-1 distribution fees, shareholder services fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.

Until February 28, 2013, RFSC has contractually agreed to waive 0.15% of its transfer agency fees for Class R1, R2 and R3 Shares. This waiver may not be terminated during the relevant period except with Board approval.

As a result of the August 15, 2012 changes to the Fund’s target strategic asset allocation to the Underlying Funds in which the Fund will invest, the Fund’s Net Annual Fund Operating Expenses will increase.  Updated Net Annual Fund Operating Expenses will be included in the Fund’s Prospectus when the changes to the target strategic asset reallocations are effective on August 15, 2012.

25

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Class A Shares	Class C Shares	Class E Shares	Class R1 Shares	Class R2 Shares	Class R3 Shares	Class S Shares
1 Year	$ 714	$ 223	$ 148	$ 107	$ 132	$ 158	$ 122
3 Years	$ 1,045	$ 727	$ 499	$ 407	$ 484	$ 561	$ 421
5 Years	$ 1,399	$ 1,258	$ 874	$ 728	$ 860	$ 990	$ 742
10 Years	$ 2,392	$ 2,712	$ 1,928	$ 1,639	$ 1,915	$ 2,184	$ 1,652

Portfolio Turnover

The Fund pays no transaction costs or commissions when it buys and sells Shares of the Underlying Funds. The Underlying Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Underlying Funds’ performance. Portfolio turnover rates for the Underlying Funds are available in the Prospectus for the Underlying Funds.

Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund is a “fund of funds,” which seeks to achieve its objective by investing in a combination of several other Russell Investment Company (“RIC”) funds (the “Underlying Funds”). The Fund intends its strategy of investing in a combination of Underlying Funds to result in investment diversification that an investor could otherwise achieve only by holding numerous individual investments. You may invest directly in the Underlying Funds in which the Fund invests. The Fund’s approximate target strategic allocation as of June 12, 2012 is 80% to equity Underlying Funds, 5% to fixed income Underlying Funds and 15% to alternative Underlying Funds. Effective August 15, 2012, the Fund’s allocation to the Underlying Funds in which it invests will be modified and RIMCo expects that the Fund’s approximate target strategic allocation will be 75% to equity Underlying Funds, 5% to fixed income Underlying Funds and 20% to alternative Underlying Funds. However, the actual target strategic allocations on August 15, 2012 may vary slightly. As a result of its investments in the Underlying Funds, the Fund indirectly invests principally in U.S. and non-U.S. equity and fixed income securities and derivatives. Alternative Underlying Funds seek low correlation to equity and/or fixed income investments. The Underlying Funds employ a multi-manager approach whereby most assets of the Underlying Funds are allocated to different unaffiliated money managers.

Russell Investment Management Company (“RIMCo”), the Fund’s investment adviser, may modify the target allocation for any Fund and/or the Underlying Funds in which a Fund invests from time to time based on capital markets research or on factors such as RIMCo’s outlook for the economy, financial markets generally and/or relative market valuation of the asset classes represented by each Underlying Fund. Modifications in the allocations to the Underlying Funds are typically based on strategic, long-term allocation decisions. A Fund’s actual allocation may vary from the target strategic asset allocation at any point in time (1) due to market movements, (2) by up to +/- 3% at the equities, fixed income or alternative category level based on RIMCo’s assessment of relative market valuation of the asset classes represented by each Underlying Fund, (3) due to the implementation over a period of time of a change to the target strategic asset allocation including the addition of a new Underlying Fund. There may be no changes in the asset allocation or to the Underlying Funds in a given year or such changes may be made one or more times in a year. The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in shares of equity Underlying Funds. The Fund considers certain alternative Underlying Funds that invest predominantly in equity securities to be equity Underlying Funds for purposes of assessing compliance with this policy.

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Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

  Investing in Affiliated Underlying Funds . The assets of the Fund are invested principally in Shares of the Underlying Funds, and the investment performance of the Fund is directly related to the investment performance of the Underlying Funds in which it invests. RIMCo is the investment adviser for both the Fund and the Underlying Funds and may be deemed to have a conflict of interest in determining the allocation of the Fund to the Underlying Funds.
  Asset Allocation. Neither the Fund nor RIMCo can offer any assurance that the asset allocation of the Fund will either maximize returns or minimize risks. Nor can the Fund or RIMCo offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor. The value of your investment may decrease if RIMCo’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style or Underlying Fund is incorrect.  Asset allocation decisions might also result in the Fund having more exposure, indirectly through its investments in the Underlying Funds, to asset classes, countries or regions, or industries or groups of industries that underperform.

The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. The following are the principal risks associated with investing in the Underlying Funds which are also principal risks of investing in the Fund as a result of its investment in the Underlying Funds:

  Active Management . The securities selected for the portfolio may not perform as the Fund’s money managers expect. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies.
  Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price.
  Non-U.S. and Emerging Markets Securities. Non-U.S. securities have risks relating to political, economic and regulatory conditions in foreign countries. The risks associated with non-U.S. securities may be amplified for emerging markets securities.
  Fixed Income Securities . Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. The Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. In addition, fixed income securities may be downgraded in credit rating or go into default.
  Non-Investment Grade Fixed Income Securities (High Yield or “Junk Bonds”) . Non-investment grade fixed income securities involve higher volatility and higher risk of default than investment grade bonds.
  U.S. and Non-U.S Corporate Debt Securities Risk . Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk, and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose the Fund to greater risk than investments in U.S. corporate debt securities.
  Government Issued or Guaranteed Securities, U.S. Government Securities . Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
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  Loans and Other Direct Indebtedness . Loans and other direct indebtedness involve the risk that payment of principal, interest and other amounts due in connection with these investments may not be received.
  Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
  Currency Risk . Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
  Currency Trading Risk . Currency trading strategies may involve instruments that have volatile prices, are illiquid or create economic leverage. Forward currency contracts are subject to the risk that should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
  Derivatives . Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.
  Short Sales Risk . A short sale will result in a loss if the price of the security sold short increases between the date of the short sale and the date on which the borrowed security must be returned. Short sales may give rise to a form of leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.
  Real Estate Securities . Just as real estate values go up and down, the value of the securities of companies involved in the industry also fluctuates. Real estate securities, including REITs, may be affected by changes in the value of the underlying properties owned by the companies and by the quality of tenants’ credit.
  American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) . ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.
  Commodity Risk . Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or sectors affecting a particular industry or commodity and international economic, political and regulatory developments. The use of leveraged commodity-linked derivatives creates an opportunity for increased return, but also creates the possibility for a greater loss.
  Bank Obligations . The banking industry may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. The banking industry may also be impacted by legal and regulatory developments.
  Infrastructure Companies. Infrastructure companies are subject to the risk that: the potential for realized revenue volumes is significantly lower than projected and/or cost overruns; the nature of the concession fundamentally changes during the life of the project (e.g., the state sponsor alters the terms); macroeconomic factors such as low GDP growth or high nominal interest rates raise the average cost of funding; government regulation may affect rates charged to customers; government budgetary constraints impact projects; special tariffs are imposed; and changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company’s operations or an accident, changes in market sentiment towards infrastructure and terrorist acts.
  Master Limited Partnerships (“MLPs”). Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Underlying Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes.
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  Liquidity Risk . The market for certain investments may become illiquid under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market.
  Large Redemptions . The Underlying Funds are used as investments for certain funds of funds and in asset allocation programs and may have a large percentage of their Shares owned by such funds or held in such programs. Large redemption activity could result in the Underlying Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The officers and Trustees of the Fund currently serve as officers and Trustees of the Underlying Funds. RIMCo presently serves as investment manager of the Fund and Underlying Funds. Therefore, conflicts may arise as those persons and RIMCo fulfill their fiduciary responsibilities to the Fund and to the Underlying Funds.

Effective August 15, 2012, the following risk factor replaces the “Equity Securities” risk factor listed above:

  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks and the relative performance of stocks selected pursuant to a defensive style may fluctuate over time. Dynamic stocks have higher than average stock price volatility and may experience sharp declines in value.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

Performance

The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class E Shares varies over a ten year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the Class E returns shown in the bar chart, depending upon the fees and expenses of that Class. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. After-tax returns are shown for only one Class. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.

Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at www.russell.com.

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Class E Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2011	1 Year	5 Years	10 Years
Return Before Taxes, Class A	(12.53)%	(4.13)%	2.96%
Return Before Taxes, Class C	(7.90)%	(3.72)%	2.62%
Return Before Taxes, Class R1	(6.82)%	(2.72)%	3.68%
Return Before Taxes, Class R2	(6.99)%	(2.95)%	3.43%
Return Before Taxes, Class R3	(7.20)%	(3.19)%	3.17%
Return Before Taxes, Class S	(6.85)%	(2.74)%	3.67%
Return Before Taxes, Class E	(7.14)%	(2.99)%	3.40%
Return After Taxes on Distributions, Class E	(7.34)%	(3.78)%	2.78%
Return After Taxes on Distributions and Sale of Fund Shares, Class E	(4.47)%	(2.71)%	2.79%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	1.50%	(0.02)%	3.34%
Russell Developed ex-U.S. Large Cap Index (net of tax on dividends from foreign holdings) (reflects no deduction for fees, expenses or taxes)	(12.35)%	(3.82)%	5.23%
Management

Investment Adviser

RIMCo is the investment adviser of the Fund and the Underlying Funds.

Portfolio Manager

Michael R. Ruff, a Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Ruff has managed the Fund since August 2011.

Additional Information

For important information about:

  Purchase of Fund Shares, please see How to Purchase Shares on page 31.
  Redemption of Fund Shares, please see How to Redeem Shares on page 31.
  Taxes, please see Taxes on page 31.
  Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 31.
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Additional Information

How to Purchase Shares

Unless you are eligible to participate in a Russell employee investment program, Shares are only available through a select network of Financial Intermediaries. Certain Classes of Shares may only be purchased by specified categories of investors. There is currently no required minimum initial investment. Each Fund reserves the right to close any account whose balance falls below $1,000 and to change the categories of investors eligible to purchase its Shares.

For more information about how to purchase Shares, please see Additional Information about How to Purchase Shares in the Funds’ Prospectus.

How to Redeem Shares

Shares may be redeemed through your Financial Intermediary on any business day of the Funds (a day on which the New York Stock Exchange (“NYSE”) is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after a Fund receives an order in proper form as determined by your Financial Intermediary. Redemption requests must be received by a Fund or an authorized Fund agent prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier, to be processed at the net asset value calculated on that day. Please contact your Financial Intermediary for instructions and processing times on how to place redemption requests.

For more information about how to redeem Shares, please see Additional Information about How to Redeem Shares in the Funds’ Prospectus.

Taxes

In general, distributions from a Fund are taxable to you as either ordinary income or capital gains.

For more information about these and other tax matters relating to each Fund and its shareholders, please see Additional Information about Taxes in the Funds’ Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other Financial Intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s Web site for more information.

For more information about payments to broker-dealers and other Financial Intermediaries please see Distribution and Shareholder Services Arrangements and Payments to Financial Intermediaries in the Funds’ Prospectus.

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MANAGEMENT OF THE Funds and Underlying Funds

The Funds’ and Underlying Funds’ investment adviser is RIMCo, 1301 Second Avenue, 18th Floor, Seattle, Washington 98101. RIMCo pioneered the “multi-style, multi-manager” investment method in mutual funds and, as of December 31, 2011, managed over $35 billion in 50 mutual fund portfolios. RIMCo, a wholly-owned subsidiary of Frank Russell Company (“Russell”), was established in 1982 to serve as the investment management arm of Russell. Russell is a subsidiary of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). Founded in 1857, Northwestern Mutual is a mutual insurance company headquartered in Milwaukee, Wisconsin.

The Funds’ and Underlying Funds’ administrator and transfer agent is Russell Fund Services Company (“RFSC”), a wholly-owned subsidiary of RIMCo.

The Russell Investment Company (“RIC”) funds (“RIC Funds”) are offered through certain banks (including bank trust departments), registered investment advisers, broker-dealers and other financial services organizations (collectively, “Financial Intermediaries”) that have been selected by RIMCo or Russell Financial Services, Inc. (the “Distributor”). Each Fund offers investors the opportunity to invest in a diversified mutual fund investment allocation program and is designed to provide exposure to RIMCo’s “multi-style, multi-manager diversification” investment method utilizing RIMCo’s and Russell’s money manager research services.

Russell was founded in 1936 and has been providing comprehensive asset management consulting services for over 30 years to institutional investors, principally large corporate employee benefit plans. Russell provides RIMCo and the RIC Funds with the money manager research services that it provides to its other clients. The Funds and Underlying Funds do not compensate Russell for these services.

Unlike most investment companies that have a single organization that acts as investment adviser, the Underlying Funds divide responsibility for investment advice between RIMCo and a number of money managers unaffiliated with RIMCo. RIMCo utilizes the money manager research and other resources of Russell in providing services to the RIC Funds. Russell’s money manager research services include evaluating and recommending to RIMCo professional investment advisory and management organizations (“money managers”) to make specific portfolio investments for each asset class, according to designated investment objectives, styles and strategies. Most Underlying Funds’ assets are invested using a “multi-style, multi-manager diversification” technique.

Each Fund has a greater potential than most mutual funds for diversification among investment styles and money managers since it invests in shares of several Underlying Funds. Each Fund was created to provide a mutual fund investor with a simple but effective means of structuring a diversified mutual fund investment program.

Each Fund  and Underlying Fund conducts its business through a number of service providers who act on its behalf. RIMCo, the Funds’ and Underlying Funds’ investment adviser, evaluates and oversees the Underlying Funds’ money managers as more fully described below. Each of the Underlying Funds’ money managers makes investment decisions for the portion of the Underlying Fund assigned to it by RIMCo. RFSC, in its capacity as the Funds’ and Underlying Funds’ administrator, provides or oversees the provision of all administrative services for the Funds and Underlying Funds. The Funds’ and Underlying Funds’ custodian, State Street Bank, maintains custody of the Funds’ and Underlying Funds’ assets and establishes and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which the Funds  and Underlying Funds invest. RFSC, in its capacity as the Funds’ transfer agent, is responsible for maintaining the Funds’ shareholder records and carrying out shareholder transactions. When a Fund acts in one of these areas, it does so through the service provider responsible for that area.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Funds and Underlying Funds, including developing the investment program for each Fund and Underlying Fund. All assets of the Funds are allocated to the Underlying Funds. RIMCo selects, subject to the approval of the Underlying Funds’ Board of Trustees, money managers for the Underlying Funds, allocates Underlying Fund assets among those money managers, oversees them and evaluates their performance results. The Underlying Funds’ money managers select the individual portfolio securities for the assets of the Underlying Funds assigned to them. RIMCo allocates most, currently usually at least 80%, of each Underlying Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of each Underlying Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to money managers include an Underlying Fund’s liquidity reserves and assets which may be managed directly by RIMCo to modify the Underlying Fund’s portfolio characteristics as a means to manage the Underlying Fund’s risk factor exposures. RIMCo may also manage portions of an Underlying Fund during transitions between money managers.

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RIMCo’s employee who has primary responsibility for the management of the Funds (the “RIMCo Manager”) is:

  Michael R. Ruff, Portfolio Manager since November 2002. Mr. Ruff has primary responsibility for the management of the Equity Growth Strategy, Growth Strategy, Balanced Strategy, Moderate Strategy, Conservative Strategy, 2015 Strategy, 2020 Strategy, 2025 Strategy, 2030 Strategy, 2035 Strategy, 2040 Strategy, 2045 Strategy, 2050 Strategy, 2055 Strategy and In Retirement Funds.

Please see the Funds’ Statement of Additional Information for additional information about the RIMCo Manager’s compensation, other accounts managed by the RIMCo Manager and the RIMCo Manager’s ownership of securities in the Funds.

In the last fiscal year, the Funds did not pay RIMCo any advisory fees. However, the Funds paid indirectly a proportionate share of operating expenses of the Underlying Funds, including the advisory fees paid to RIMCo by the Underlying Funds in which the Funds invest.

In the last fiscal year, the aggregate annual rate of advisory fees paid to RIMCo monthly on a pro rata basis as a percentage of average daily net assets of each Underlying Fund was: Russell U.S. Core Equity Fund, 0.55%; Russell U.S. Quantitative Equity Fund, 0.55%; Russell U.S. Small Cap Equity Fund, 0.70%; Russell International Developed Markets Fund, 0.70%; Russell Global Equity Fund, 0.95%; Russell Emerging Markets Fund, 1.15%; Russell Global Opportunistic Credit Fund, 0.72%; Russell Strategic Bond Fund, 0.49%; Russell Investment Grade Bond Fund, 0.25%; Russell Short Duration Bond Fund, 0.40%; Russell Commodity Strategies Fund, 0.95%; Russell Global Infrastructure Fund, 0.91% and Russell Global Real Estate Securities Fund, 0.80%.

Each Underlying Fund invests its cash reserves in an unregistered cash management fund advised by RIMCo. RIMCo has waived its 0.05% advisory fee for the unregistered fund. RFSC charges a 0.05% administrative fee to the unregistered fund. The fees payable by an Underlying Fund with respect to the investment of the cash reserves are included in the Acquired Fund Fees and Expenses in the Underlying Fund’s Annual Fund Operating Expenses table if they are at least 0.01% of the Fund’s average net assets.

Each Underlying Fund that lends its portfolio securities invests all or a portion of its collateral received in securities lending transactions in an unregistered cash management fund advised by RIMCo.  The aggregate annual rate of advisory and administrative fees payable to RIMCo and RFSC on the securities lending collateral invested in the unregistered fund is 0.10%.

A discussion regarding the basis for approval by the Board of Trustees (“Board”) of the continuation of the investment advisory contract between RIMCo and the Funds is available in the Funds’ annual report to shareholders covering the period ended October 31, 2011.

THE MONEY MANAGERS for the Underlying Funds

Each Underlying Fund allocates most of its assets among the money managers unaffiliated with RIMCo listed under “Money Manager Information” at the end of this Prospectus. Assets not allocated to money managers are managed by RIMCo. RIMCo, as the Underlying Funds’ adviser, may change the allocation of an Underlying Fund’s assets at any time.

Each money manager has complete discretion to select portfolio securities for its segment of an Underlying Fund’s assets. At the same time, however, each money manager must operate within each Underlying Fund’s investment objectives, restrictions and policies. Additionally, each money manager must operate within more specific parameters developed from time to time by RIMCo. RIMCo develops such parameters for each money manager based on RIMCo’s assessment of the money manager’s expertise and investment style. By assigning more specific parameters to each money manager, RIMCo attempts to capitalize on the strengths of each money manager and to combine their investment activities in a complementary fashion. Although, under the Funds’ multi-manager structure, RIMCo is responsible for oversight of the services provided by the Underlying Funds’ money managers and for providing reports to the Board regarding the money managers’ activities, the Board, the officers, RIMCo and Russell do not evaluate the investment merits of a money manager’s individual security selections.

The Underlying Funds received an exemptive order from the Securities and Exchange Commission (“SEC”) that permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Underlying Funds’ Board, without a shareholder vote. An Underlying Fund is required to notify its shareholders within 60 days after a money manager begins providing services. Each Underlying Fund selects money managers based upon the research and

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recommendations of RIMCo. RIMCo, utilizing the money manager research provided by Russell, evaluates quantitatively and qualitatively the money managers’ investment style and process, performance record and portfolio characteristics in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in the selection or termination of any money manager.

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INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES OF THE FUNDS

Each of the following Funds has a non-fundamental investment objective. This means that each Fund’s investment objective may be changed by the Board of Trustees (“Board”) of a Fund without shareholder approval. If a Fund’s investment objective is changed, the Prospectus will be supplemented to reflect the new investment objective. To the extent that there is a material change in a Fund’s investment objective, shareholders will be provided with reasonable notice. The Board may, if it deems appropriate to do so, authorize the liquidation or merger of a Fund without shareholder approval.

Each of the Funds is a “fund of funds” which seeks to achieve its objective by investing in a set combination of several other Russell Investment Company (“RIC”) funds.

Investment Objective

Conservative Strategy Fund	seeks to provide high current income and low long term capital appreciation.
Moderate Strategy Fund	seeks to provide high current income and moderate long term capital appreciation.
Balanced Strategy Fund	seeks to provide above average capital appreciation and a moderate level of current income.
Growth Strategy Fund	seeks to provide high long term capital appreciation with low current income.
Equity Growth Strategy Fund	seeks to provide high long term capital appreciation.

The following table illustrates the different levels of current income and capital appreciation sought for each Fund:

Fund	Current Income	Capital Appreciation
Conservative Strategy Fund	High	Low, Long Term
Moderate Strategy Fund	High	Moderate, Long Term
Balanced Strategy Fund	Moderate	Above Average
Growth Strategy Fund	Low	High, Long Term
Equity Growth Strategy Fund	N/A	High, Long Term

Principal Investment Strategies

Each of the Funds is a “fund of funds,” and diversifies its assets by investing, at present, in Shares of several other RIC Funds (the “Underlying Funds”). Each Fund seeks to achieve its specific investment objective by investing in different combinations of Underlying Funds. Each Fund currently intends to invest only in the Underlying Funds. The following table shows the Underlying Funds in which each Fund invests and the target strategic asset allocation effective June 12, 2012 to each Underlying Fund. Each Fund intends its strategy of investing in combinations of equity, fixed income and alternative Underlying Funds to result in investment diversification that an investor could otherwise achieve only by holding numerous individual investments. You may invest directly in the Underlying Funds in which the Funds invest.

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Target Strategic Asset Allocation of the Funds to the Underlying Funds as of June 12, 2012*

	Conservative Strategy Fund	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund
Equity Underlying Funds
Russell U.S. Core Equity Fund	3%	5%	10%	12%	15%
Russell U.S. Quantitative Equity Fund	3%	6%	9%	11%	14%
Russell U.S. Small Cap Equity Fund**	—	2%	4%	6%	7%
Russell International Developed Markets Fund	5%	9%	15%	19%	23%
Russell Global Equity Fund	5%	8%	10%	14%	14%
Russell Emerging Markets Fund	—	3%	4%	5%	7%
Fixed Income Underlying Funds
Russell Global Opportunistic Credit Fund	2%	2%	3%	4%	5%
Russell Strategic Bond Fund	38%	36%	35%	15%	—
Russell Investment Grade Bond	20%	20%	—	—	—
Russell Short Duration Bond Fund	18%	—	—	—	—
Alternative Underlying Funds***
Russell Commodity Strategies Fund	2%	3%	4%	6%	6%
Russell Global Infrastructure Fund	2%	3%	3%	4%	4%
Russell Global Real Estate Securities Fund	2%	3%	3%	4%	5%
*	As described below, actual asset allocation may vary. Also, as described below, each Fund’s target strategic asset allocation will change on August 15, 2012.
**	Formerly, Russell U.S. Small & Mid Cap Fund.
***	Alternative Underlying Funds seek low correlation to equity and/or fixed income investments. The Russell Commodity Strategies, Russell Global Infrastructure and Russell Global Real Estate Securities Funds seek these characteristics.

On August 15, 2012, each Fund’s target strategic asset allocation to the Underlying Funds will change. The following table shows the Underlying Funds in which each Fund will invest and the expected approximate target strategic asset allocation to each Underlying Fund. However, the actual target strategic asset allocation on August 15, 2012 may vary slightly.

Expected Target Strategic Asset Allocation of the Funds to the Underlying Funds as of August 15, 2012*

	Conservative Strategy Fund	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund
Equity Underlying Funds
Russell U.S. Core Equity Fund	2%	4%	7%	10%	12%
Russell U.S. Defensive Equity Fund**	3%	4%	5%	5%	6%
Russell U.S. Dynamic Equity Fund***	1%	2%	6%	7%	9%
Russell U.S. Small Cap Equity Fund#	—	2%	4%	6%	7%
Russell International Developed Markets Fund	4%	8%	14%	18%	22%
Russell Global Equity Fund	4%	8%	10%	13%	13%
Russell Emerging Markets Fund	—	2%	3%	4%	6%
Fixed Income Underlying Funds
Russell Global Opportunistic Credit Fund	2%	2%	3%	4%	5%
Russell Strategic Bond Fund	38%	36%	35%	15%	—
Russell Investment Grade Bond	20%	20%	—	—	—
Russell Short Duration Bond Fund	18%	—	—	—	—
Alternative Underlying Funds##
Russell Commodity Strategies Fund	2%	3%	4%	6%	6%
Russell Global Infrastructure Fund	2%	3%	3%	4%	4%
Russell Global Real Estate Securities Fund	2%	3%	3%	4%	5%
Russell Multi-Strategy Alternative Fund###	2%	3%	3%	4%	5%

*	As described below, actual asset allocation may vary.

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**	Effective August 15, 2012, the Russell U.S. Quantitative Equity Fund will change its investment strategy from a quantitative investment approach to investing in defensive stocks and discontinue its limited long-short strategy. The Fund will be renamed the Russell U.S. Defensive Equity Fund. Please refer to the Investment Objective and Investment Strategies of the Underlying Funds and the Risks sections for more detail regarding the Fund’s new investment strategies and risks.
***	The Russell U.S. Dynamic Equity Fund is a new Underlying Fund. Effective August 15, 2012, the Russell U.S. Growth Fund will change its investment strategy from investing in growth stocks to investing in dynamic stocks and implement a limited long-short strategy. The Fund will be renamed the Russell U.S. Dynamic Equity Fund. Please refer to the Investment Objective and Investment Strategies of the Underlying Funds and the Risks sections for more detail regarding the Fund’s new investment strategies and risks.
#	Formerly, Russell U.S. Small & Mid Cap Fund.
##	Alternative Underlying Funds seek low correlation to equity and/or fixed income investments. The Russell Commodity Strategies, Russell Global Infrastructure, Russell Global Real Estate Securities and Russell Multi-Strategy Alternative Funds seek these characteristics.
###	The Russell Multi-Strategy Alternative Fund is a new Underlying Fund. Please refer to the Investment Objective and Investment Strategies of the Underlying Funds and the Risks sections for details regarding the Fund’s investment strategies and risks.

Russell Investment Management Company (“RIMCo”), the Funds’ investment adviser, may modify the target allocation for any Fund and/or the Underlying Funds in which a Fund invests from time to time based on capital markets research or on factors such as RIMCo’s outlook for the economy, financial markets generally and/or relative market valuation of the asset classes represented by each Underlying Fund. Modifications in the allocations to the Underlying Funds are typically based on strategic, long-term allocation decisions. A Fund’s actual allocation may vary from the target strategic asset allocation at any point in time (1) due to market movements, (2) by up to +/- 3% at the equities, fixed income or alternative category level based on RIMCo’s assessment of relative market valuation of the asset classes represented by each Underlying Fund, (3) due to the implementation over a period of time of a change to the target strategic asset allocation including the addition of a new Underlying Fund. There may be no changes in the asset allocation or to the Underlying Funds in a given year or such changes may be made one or more times in a year.

In the future, the Fund may also invest in other RIC Underlying Funds that pursue investment strategies not pursued by the current Underlying Funds or represent asset classes which are not currently represented by the Underlying Funds.

The Equity Growth Strategy Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowing for investment purposes in shares of equity Underlying Funds. The Fund considers certain alternative Underlying Funds that invest predominantly in equity securities to be equity Underlying Funds for purposes of assessing compliance with this policy. The Equity Growth Strategy Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Equity Growth Strategy Fund invests its assets.

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INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES
of the Underlying Funds

The objective and principal strategies of each Underlying Fund are described in this section. Further information about the Underlying Funds is contained in the Prospectus and the Statement of Additional Information of the Underlying Funds. Because each Fund invests in the Underlying Funds, investors in each Fund will be affected by the Underlying Funds’ investment strategies in direct proportion to the amount of assets each Fund allocates to the Underlying Fund pursuing such strategies. To request a copy of a Prospectus for an Underlying Fund, contact RIC at 800-787-7354.

Each of the following Underlying Funds has either a fundamental or a non-fundamental investment objective as noted below. A fundamental investment objective may only be changed with shareholder approval. A non-fundamental investment objective may be changed by the Board of an Underlying Fund without shareholder approval. If an Underlying Fund’s investment objective is changed, the Prospectus will be supplemented to reflect the new investment objective.

Most of the securities and investment strategies listed below are discretionary, which means that RIMCo or the money managers may or may not use them. This Prospectus does not describe all of the various types of securities and investment strategies that may be used by the Underlying Funds. The Underlying Funds may invest in other types of securities and use other investment strategies that are not described in this Prospectus. Such securities and investment strategies may subject the Underlying Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment strategies described in this Prospectus and about additional securities and non-principal investment strategies that may be used by the Underlying Funds.

Unless otherwise stated, all percentage and credit quality limitations on Underlying Fund investments listed in this Prospectus apply at the time of investment. There would be no violation of any of these requirements unless a Fund fails to comply with any such limitation immediately after and as a result of an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

Russell U.S. Core Equity Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities economically tied to the U.S. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in common stocks of medium and large capitalization U.S. companies.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a “multi-style, multi-manager” approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo who employ distinct investment styles. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund uses the following principal investment styles intended to complement one another:

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  Growth Style emphasizes investments in equity securities of companies a money manager believes have above-average earnings growth prospects.
  Value Style emphasizes investments in equity securities of companies that a money manager believes to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.
  Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum, and may also incorporate quantitative investment models in its process.

RIMCo may manage assets directly to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures in either a temporary tactical or permanent strategic way with the goal to increase or decrease factor exposures (such as volatility, momentum, value, growth, cap size, industry or sector) or offset undesired benchmark relative over- or under-weights by purchasing a portfolio of common stocks or exchange traded funds that RIMCo believes will achieve the desired risk/return profile. RIMCo may (1) pursue a passive index replication or sampling strategy by selecting an existing index or a subset of an existing index which, in aggregate, represents the desired exposure or (2) utilize either a proprietary or third party quantitative model designed to assess portfolio risk exposures and help identify a portfolio of stocks which, in the aggregate, provide the desired exposure. If RIMCo determines that there is no current need to change the Fund’s factor exposures or benchmark relative over- or under-weights, RIMCo may re-allocate these assets to the money managers.

Additionally, while RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose

39

to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may invest in non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. The Fund typically invests in sponsored ADRs or GDRs but may also invest in unsponsored ADRs or GDRs.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines large and medium capitalization stocks as stocks of those companies represented by the Russell 1000® Index or within the capitalization range of the Russell 1000® Index as measured at its most recent reconstitution. On May 31, 2011, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $411 billion to $1.62 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies not included within the Russell 1000® Index.

In determining if a security is economically tied to the U.S., the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to the U.S. based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to the U.S. if the underlying assets of the derivatives are (i) U.S. currency (or baskets or indexes of such currency); (ii) instruments or securities that are issued by the U.S. government or by an issuer economically tied to the U.S.; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to the U.S. as described above. Equity securities in which the Fund invests include common stock, preferred stock and equity-equivalent securities or instruments whose values are based on common stocks, such as convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.

Non-Principal Investment Strategies

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may invest in preferred stocks, small capitalization stocks, rights, warrants and convertible securities. The Fund may also invest a limited amount in equity securities of non-U.S. companies, including emerging markets equity securities.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

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Russell U.S. Quantitative Equity Fund

Effective August 15, 2012, the Russell U.S. Quantitative Equity Fund will change its investment strategy from a quantitative investment approach to investing in defensive stocks and discontinue its limited long-short strategy. The Fund will be renamed the Russell U.S. Defensive Equity Fund. Following the Fund’s current Principal Investment Strategies and Non-Principal Investment Strategies are the Principal Investment Strategies and Non-Principal Investment Strategies that will be effective on August 15, 2012.

Investment Objective (Fundamental)

The Fund seeks to provide long term capital growth.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities economically tied to the U.S. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in common stocks of medium and large capitalization companies and may also invest in small capitalization companies.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo whose approaches are intended to complement one another. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund pursues a Market-Oriented Style of security selection. Managers select securities from the broad equity market rather than focusing on the growth or value segments of the market. As a result, the Fund holds securities representing a broad cross section of companies and industries.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

The Fund’s money managers use a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities based upon expected ability to outperform the total return of their benchmark. Money managers utilize certain models in their investment process based on research they conduct to identify those models which they believe are predictive of future returns. Examples of those quantitative models that may be used by some or all of the Funds’ money managers include, but are not limited to, dividend discount models, price/cash flow models, price/earnings models, earnings surprise and earnings estimate revisions models, price momentum models, cross stock correlation models and volatility prediction models. Money managers rank the relative attractiveness of securities based on these models, then use quantitative portfolio construction techniques to create a portfolio they believe most likely to outperform their assigned benchmark. Each money manager performs this process independently from each other money manager.

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Certain of the Fund’s money managers employ a limited long-short strategy (also referred to as a 120/20 or 130/30 strategy) pursuant to which they enter into short sales. In a limited long-short strategy, a money manager enters into short sales of securities and uses the proceeds of the short sales of securities to purchase long positions in other securities. As a result, that money manager’s portfolio will have long positions of 120% or 130% and short positions of 20% or 30%, respectively, with the money manager’s net position being 100% long. The money manager will take long positions in securities the money manager believes offer attractive return potential and sell short securities that the money manager believes will underperform. Selling a security short allows the Fund to earn a return from stocks that a money manager expects to underperform, and do underperform, as well as enabling the Fund to establish additional long positions while keeping the Fund’s net exposure to the market at a level similar to a traditional “long-only” strategy.

Short sales are transactions in which a money manager sells a security it does not own in the portion of the Fund managed by it in anticipation of a decline in the market value of that security. The Fund borrows the security and sells it to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at its market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund must return the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The Fund may also make short sales “against the box.” In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. The Fund currently does not intend to make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 30% of the value of its total assets. Although short selling implies the use of leverage, the Fund maintains a special custody account that mitigates the leverage effect in that the short sales are fully collateralized.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may invest in non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. The Fund typically invests in sponsored ADRs or GDRs but may also invest in unsponsored ADRs or GDRs.

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

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The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines large and medium capitalization stocks as stocks of those companies represented by the Russell 1000® Index or within the capitalization range of the Russell 1000® Index as measured at its most recent reconstitution. On May 31, 2011, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $411 billion to $1.62 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies not included within the Russell 1000® Index.

In determining if a security is economically tied to the U.S., the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to the U.S. based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to the U.S. if the underlying assets of the derivatives are (i) U.S. currency (or baskets or indexes of such currency); (ii) instruments or securities that are issued by the U.S. government or by an issuer economically tied to the U.S.; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to the U.S. as described above. Equity securities in which the Fund invests include common stock, preferred stock and equity-equivalent securities or instruments whose values are based on common stocks, such as convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.

Non-Principal Investment Strategies

The Fund may invest in preferred stocks, rights, warrants and convertible securities. The Fund may also invest a limited amount in equity securities of non-U.S. companies, including emerging markets equity securities.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Effective August 15, 2012, the Russell U.S. Quantitative Equity Fund will be renamed the Russell U.S. Defensive Equity Fund and the following will replace the Fund ’ s Principal Investment Strategies and Non-Principal Investment Strategies:

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities economically tied to the U.S. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in common stocks of large and medium capitalization U.S. companies.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo whose investment approaches are intended to complement one another. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money

43

managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers not affiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund employs a defensive style of investing. Defensive style emphasizes investments in equity securities of companies that a money manager believes have: (i) lower than average stock price volatility (i.e., the amount by which a stock’s price rises and falls over short-term time periods); (ii) characteristics indicating high financial quality, which may include lower financial leverage and/or higher return on capital; and/or (iii) stable business fundamentals, which may include higher earnings stability.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment approach, portfolio characteristics and performance patterns in different market environments. Portfolio characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum, and may also incorporate quantitative investment models in its process.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

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The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines large and medium capitalization stocks as stocks of those companies represented by the Russell 1000® Index or within the capitalization range of the Russell 1000® Index as measured at its most recent reconstitution. On May 31, 2011, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $411 billion to $1.62 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies not included within the Russell 1000® Index.

In determining if a security is economically tied to the U.S., the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to the U.S. based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to the U.S. if the underlying assets of the derivatives are (i) U.S. currency (or baskets or indexes of such currency); (ii) instruments or securities that are issued by the U.S. government or by an issuer economically tied to the U.S.; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to the U.S. as described above. Equity securities in which the Fund invests include common stock, preferred stock and equity-equivalent securities or instruments whose values are based on common stocks, such as convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.

Non-Principal Investment Strategies

The Fund may invest in preferred stocks, small capitalization stocks, rights, warrants and convertible securities. The Fund may also invest a limited amount in equity securities of non-U.S. companies, including emerging markets equity securities.

The Fund may invest in non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. The Fund typically invests in sponsored ADRs or GDRs but may also invest in unsponsored ADRs or GDRs.

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

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Following are the Investment Objective, Principal Investment Strategies and Non-Principal Investment Strategies of the Russell U.S. Dynamic Equity Fund, a new Underlying Fund effective August 15, 2012. Prior to August 15, 2012, the Russell U.S. Dynamic Equity Fund is known as the Russell U.S. Growth Fund and utilizes an investment strategy of investing in growth stocks.

Russell U.S. Dynamic Equity Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities economically tied to the U.S. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in common stocks of large and medium capitalization U.S. companies.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo whose investment approaches are intended to complement one another. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund generally employs a dynamic style of investing. Dynamic style emphasizes investments in equity securities of companies that a money manager believes are currently undergoing or are expected to undergo positive change, which may include companies that a money manager believes are likely to experience a turnaround or companies that are expected to launch new products or services that a money manager expects to generate growth. A money manager will typically buy dynamic stocks when it believes that such changes will lead to stock price appreciation. Dynamic stocks typically have: (i) higher than average stock volatility (i.e., the amount by which a stock’s price rises and falls over short-term time periods); (ii) characteristics indicating lower financial quality, which may include greater financial leverage; and/or (iii) less business stability, which may include lower earnings stability. The Fund may invest in stocks that a money manager does not consider to be dynamic stocks and that do not exhibit the characteristics described above.

The Fund uses the following sub-styles intended to complement one another:

  Dynamic Growth Style emphasizes investments in equity securities of companies a money manager believes tend to have dynamic characteristics and above-average earnings growth prospects.
  Dynamic Value Style emphasizes investments in equity securities of companies that a money manager believes tend to have dynamic characteristics and to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.
  Dynamic Market-Oriented Style emphasizes investments in companies from the broad equity market that tend to have dynamic characteristics rather than focusing on the growth or value segments of the market.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment approach, investment sub-style, portfolio characteristics and performance patterns in different market environments. Portfolio characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

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RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

Certain of the Fund’s money managers employ a limited long-short strategy (also referred to as a 115/15 or 120/20 strategy) pursuant to which they enter into short sales. In a limited long-short strategy, a money manager enters into short sales of securities and uses the proceeds of the short sales of securities to purchase long positions in other securities. As a result, that money manager’s portfolio will have long positions of 115% or 120% and short positions of 15% or 20%, respectively, with the money manager’s net position being 100% long. The money manager will take long positions in securities the money manager believes offer attractive return potential and sell short securities that the money manager believes will underperform. Selling a security short allows the Fund to earn a return from stocks that a money manager expects to underperform, and do underperform, as well as enabling the Fund to establish additional long positions while keeping the Fund’s net exposure to the market at a level similar to a traditional “long-only” strategy.

Short sales are transactions in which a money manager sells a security it does not own in the portion of the Fund managed by it in anticipation of a decline in the market value of that security. The Fund borrows the security and sells it to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at its market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund must return the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The Fund may also make short sales “against the box.” In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. The Fund currently does not intend to make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its total assets. Although short selling implies the use of leverage, the Fund maintains a special custody account that mitigates the leverage effect in that the short sales are fully collateralized.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum, and may also incorporate quantitative investment models in its process.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by managers, which may or may not constitute cash reserves. The Fund

47

may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may invest in non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. The Fund typically invests in sponsored ADRs or GDRs but may also invest in unsponsored ADRs or GDRs.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines large and medium capitalization stocks as stocks of those companies represented by the Russell 1000® Index or within the capitalization range of the Russell 1000® Index as measured at its most recent reconstitution. On May 31, 2011, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $411 billion to $1.62 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies not included within the Russell 1000® Index.

In determining if a security is economically tied to the U.S., the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to the U.S. based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to the U.S. if the underlying assets of the derivatives are (i) U.S. currency (or baskets or indexes of such currency); (ii) instruments or securities that are issued by the U.S. government or by an issuer economically tied to the U.S.; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to the U.S. as described above. Equity securities in which the Fund invests include common stock, preferred stock and equity-equivalent securities or instruments whose values are based on common stocks, such as convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.

Non-Principal Investment Strategies

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may invest in preferred stocks, small capitalization stocks, rights, warrants and convertible securities. The Fund may also invest a limited amount in equity securities of non-U.S. companies, including emerging markets equity securities.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

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Russell U.S. Small Cap Equity Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in small capitalization equity securities economically tied to the U.S. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% requirement applies at the time the Fund invests its assets. The Fund invests principally in common stocks of small capitalization U.S. companies.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a “multi-style, multi-manager” approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo who employ distinct investment styles. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund uses the following principal investment styles intended to complement one another:

  Growth Style emphasizes investments in equity securities of companies a money manager believes have above-average earnings growth prospects.
  Value Style emphasizes investments in equity securities of companies that a money manager believes to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.
  Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum, and may also incorporate quantitative investment models in its process.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of

49

each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may invest in non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. The Fund typically invests in sponsored ADRs or GDRs but may also invest in unsponsored ADRs or GDRs.

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines small capitalization stocks as stocks of those companies represented by the Russell 2000® Index or within the capitalization range of the Russell 2000® Index as measured at its most recent reconstitution. The smallest 1,000 stocks in the Russell 2000® Index and stocks of companies within the capitalization range of the smallest 1,000 companies in the Russell 2000® Index as measured at its most recent reconstitution are also considered micro capitalization stocks. On May 31, 2011, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $130 million to $2.97 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund’s investments may include companies that have been publicly traded for less than five years.

In determining if a security is economically tied to the U.S., the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to the U.S. based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to the U.S. if the underlying assets of the derivatives are (i) U.S. currency (or baskets or indexes of such currency); (ii) instruments or securities that are issued by the U.S. government or by an issuer economically tied to the U.S.; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to the U.S. as described above.

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Equity securities in which the Fund invests include common stock, preferred stock and equity-equivalent securities or instruments whose values are based on common stocks, such as convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.

Non-Principal Investment Strategies

The Fund may invest in stocks of companies with market capitalization smaller than that of companies included in the Russell 2000® Index, preferred stocks, rights, warrants and convertible securities. The Fund may also invest a limited amount in equity securities of non-U.S. companies, including emerging markets equity securities.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell Commodity Strategies Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term total return.

Principal Investment Strategies

The Fund invests directly, and/or indirectly through a wholly-owned subsidiary, in commodity index-linked securities, other commodity-linked securities, derivative instruments, cash and fixed income securities that together are intended to provide exposure to the performance of the collateralized commodity futures market, and in other debt instruments. The Fund’s portfolio is designed to provide exposure to the investment return of assets that trade in the commodities markets without direct investment in physical commodities. As the Fund will have no physical investments in commodities, substantially all of the Fund’s exposures to commodities will be through cash-settled derivative contracts, including exchange-traded futures contracts, over-the-counter total return swap contracts or structured notes that embed derivative contracts related to commodities.

The Fund seeks to provide exposure to the commodities markets. It is designed to generally achieve positive performance relative to that of the Dow Jones – UBS Commodity Index Total Return (“DJ-UBS Index”), although there can be no guarantee that this positive performance will be achieved. The DJ-UBS Index is a broadly diversified futures index composed of futures contracts on 20 physical commodities. Currently, five energy products, six metals and nine agricultural products are represented in the index. The reconstitution of the DJ-UBS Index is implemented annually in January. The Fund may in the future seek to achieve positive performance relative to that of a different diversified commodities futures index. There may be significant variances in the composition and returns among different commodity indexes.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo whose approaches are intended to complement one another. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not

51

allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach and expected return potential relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics may include portfolio biases, sector focus, the degree to which investment decisions are driven by quantitative or fundamental inputs, the extent of spread or contract maturity active positions versus the stated benchmark, the degree of over or under-weights in commodities or commodity sectors, the degree to which timing of futures trades varies from that of the benchmark and the approach to collateral management. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

The Fund gains exposure to the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). Shares of the Subsidiary are not offered to any investors other than the Fund. Investing in the Subsidiary allows the Fund to achieve greater exposure to the commodities markets than would otherwise be possible because of U.S. tax law requirements. The Subsidiary is advised by RIMCo and has the same investment objective and money managers as the Fund. Employees of RIMCo serve as directors of the Subsidiary. While the Subsidiary pursues an investment program similar to that of the Fund, it may invest in commodity index-linked securities and other commodity-linked securities and derivative instruments, such as swaps and futures, that provide exposure to the performance of the commodities markets without being subject to some of the limitations the Fund is subject to. The Subsidiary may also invest in fixed income instruments. Although the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund, the investment programs of the Fund and the Subsidiary are not identical.

The Fund or the Subsidiary may enter into swap agreements with respect to commodities, interest rates, indexes of commodities or securities, specific securities and mortgage, credit and event-linked swaps. To the extent the Fund may invest in foreign-currency denominated securities, it may enter into swap agreements with respect to foreign currencies. The Fund will limit its direct investments in commodity-linked swap agreements such that the income derived from commodity-linked swap agreements is limited to a maximum of 10% of the Fund’s annual gross income.

The Fund or the Subsidiary may invest in commodity-linked structured notes that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. Commodity-linked structured notes are debt instruments with principal payments generally linked to the value of commodities, commodities futures contracts or the performance of commodity indices with interest and coupon payments tied to a market-based interest rate. These notes may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations.

As noted above, in addition to instruments linked to certain commodity indices, the Fund or the Subsidiary may invest in derivative instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts, including swaps on commodity futures. The Fund’s or the Subsidiary’s investments in commodity-linked derivative instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. The Fund or the Subsidiary may seek to identify pricing inefficiencies associated with commodity index reconstitution and purchase or sell commodity futures contracts before or after index reconstitution in an attempt to increase Fund returns. The Fund or Subsidiary may also employ spread trading strategies (i.e., the simultaneous purchase of long and short futures contracts of the same or related commodities) implemented through individual commodity futures positions. The Fund or the Subsidiary may also over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the Fund has greater or lesser exposure to that index than the value of the Fund’s net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations, and under normal circumstances the Fund will seek to maintain net notional exposure to one or more commodity indices within 5% (plus or minus) of the value of the Fund’s net assets.

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The Fund or the Subsidiary may invest in corporate fixed income securities, U.S. government securities, mortgage-backed securities, asset-backed securities and fixed income securities issued by or on behalf of states, territories and possessions of the U.S. (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof. The Fund may invest up to 35% of its net assets in securities of issuers economically tied to non-U.S. countries, including issuers economically tied to emerging market countries.

The Fund may hedge its exposure to foreign currency through the use of currency futures and options on futures, forward currency contracts and currency options.

The fixed income securities the Fund invests in are principally considered to be of “investment grade” quality at the time of purchase, meaning either that a nationally recognized statistical rating organization (for example, Moody’s Investor Service, Inc., Standard & Poor’s Rating Service, or Fitch Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the Fund’s money manager has determined the securities to be of comparable quality. However, higher rated debt securities, including investment grade bonds, may also be subject to volatility and a risk of default. The Fund may invest up to 10% of its assets in debt securities that are rated below investment grade (commonly referred to as high-yield or “junk bonds”) as determined by one or more nationally recognized securities rating organizations or in unrated securities judged by the money manager to be of comparable quality. Junk bonds and to a lesser extent other types of bonds, may be purchased at a discount and thereby provide opportunities for capital appreciation.

The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations.

The Fund will maintain an average duration of the fixed-income portion of the portfolio (excluding structured notes) of one year or less. Duration is a measure of a bond price’s sensitivity to a change in interest rates. Interest rates are currently at historical lows and will, at some time in the future, increase. In general, as interest rates rise, the value of the bonds held in the Fund will tend to decline, and, as interest rates fall, the value of the bonds held in the Fund will tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations.

The Fund is classified as a “non-diversified fund” under the 1940 Act which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

The Fund will not invest 25% or more of its total assets in instruments issued by companies in any one industry. However, 25% or more of its total net assets may be indirectly exposed to industries in the three commodity sectors (currently, the energy, metal and agricultural sectors) of the DJ-UBS Index. In addition, the Fund can invest more than 25% of its total assets in instruments (such as structured notes) issued by companies in the financial services sector (which includes the banking, brokerage and insurance industries). In that case the Fund’s share values will fluctuate in response to events affecting issues in those sectors.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps or short-term investments.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or

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asset allocation programs. Cash reserves are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

Non-Principal Investment Strategies

The Fund may invest a portion of its assets in common and preferred stock as well as convertible securities of issuers in commodity-related industries. The Fund may also invest in commercial paper.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell Global Infrastructure Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term growth of capital and current income.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in securities issued by companies that are engaged in the infrastructure business. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. A company is considered to be engaged in the infrastructure business if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, infrastructure-related activities. Infrastructure refers to the systems and networks of energy, transportation, communication and other services required for the normal function of society. Companies in the infrastructure business are involved in (1) the generation, transmission and distribution of electric energy; (2) the storage, transportation and distribution of natural resources, such as natural gas, used to produce energy; (3) alternative energy sources; (4) the building, operation and maintenance of highways, toll roads, tunnels, bridges and parking lots; (5) the building, operation and maintenance of airports and ports, railroads and mass transit systems; (6) telecommunications, including wireless and cable networks; (7) water treatment and distribution; and (8) other public services such as health care and education. Infrastructure companies also include energy-related companies organized as master limited partnerships (MLPs) and their affiliates.

The Fund invests principally in equity securities, including common stocks, of listed infrastructure companies economically tied to a number of countries around the world, including the U.S., in a globally diversified manner. While the Fund spreads its investments across the globe, the money managers will select securities of companies which the money managers believe have favorable growth prospects and/or attractive valuations based on current and expected earnings or cash flow, not based on the country in which a company is located. Under normal market conditions, the Fund will invest at least 40%, and may invest up to 100%, of its assets in securities of issuers economically tied to non-U.S. countries. The Fund may invest in equity securities of companies that are economically tied to emerging market countries. The Fund may invest in large, medium or small capitalization companies. The money managers do not select stocks based on the capitalization size of the company but rather on the relative attractiveness of the investment company.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Funds, including developing the investment program for each Fund. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo whose approaches are intended to complement one another. RIMCo selects, subject to the approval of the Funds’ Board of Trustees, money managers for the Funds, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Funds’ money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of each Fund’s assets to multiple money managers not affiliated with RIMCo. RIMCo manages the portion of each Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include a Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of a Fund during transitions between money managers.

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When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, infrastructure sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

A portion of the Fund’s securities are denominated principally in foreign currencies and typically are held outside the U.S.

With respect to non-U.S. securities, the Fund may enter into spot and forward currency contracts to facilitate settlement of securities transactions.

The Fund is classified as a “non-diversified fund” under the Investment Company Act which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. The non-diversified status provides the Fund with greater investment flexibility to respond to consolidation in the infrastructure industry and to take larger positions in one or more issuers in the infrastructure industry.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps, forwards or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of broad global equity markets by purchasing equity securities and/or derivatives (also known as “equitization”).  This exposure will not be specific to infrastructure companies as there is no appropriate derivative instrument available that represents exposure to the Fund’s benchmark. This is intended to cause the Fund to perform as though its cash reserves were actually invested in the broad global equity markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

In determining if a security is economically tied to a non-U.S. country, the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to a non-U.S. country based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s

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primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to a non-U.S. country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to a non-U.S. country as described above.

As a general rule, the Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

Non-Principal Investment Strategies

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may invest in preferred stocks, rights, warrants and convertible securities.

The Fund may purchase depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may purchase depositary receipts where an ADR, GDR or EDR provides better access to markets and more liquidity than the underlying security. An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. An EDR is issued in Europe typically by foreign banks and trust companies and evidences ownership of either foreign or domestic securities. The Fund typically invests in sponsored ADRs, GDRs and EDRs but may also invest in unsponsored ADRs, GDRs and EDRs.

Some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. Therefore, when a money manager believes it is appropriate to do so, the Fund may invest in synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants, or may invest in equity linked notes.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell Global Real Estate Securities Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide current income and long term capital growth.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in real estate securities. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund seeks to achieve its objective by concentrating its investments in equity securities of real estate companies (“real estate securities”) economically tied to a number of countries around the world, including the U.S., in a

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globally diversified manner. The Fund considers a company to be a real estate company if at least 50% of its assets, gross income or net profits are attributable to the ownership, construction, development, financing, management or sale of residential, commercial or industrial real estate.

The Fund invests principally in common stocks and other equity securities issued by U.S. and non-U.S. real estate companies, including real estate investment trusts (“REITs”) and similar REIT-like entities. REITs are companies that own interests in real estate or in real estate-related loans or other interests, and their revenue principally consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. A REIT in the U.S. is generally not taxed on income distributed to shareholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all its taxable income to such shareholders. REIT-like entities organized outside of the U.S. have operations and receive tax treatment similar to that of U.S. REITs. By investing in REITs and REIT–like entities indirectly through the Fund, a shareholder will bear expenses of the REITs and REIT-like entities in addition to expenses of the Fund. The Fund may also invest in equity securities of other types of real estate-related companies. The Fund may invest in large, medium or small capitalization companies. The money managers do not select stocks based on the capitalization size of a company but rather on the relative attractiveness of the individual opportunity.
RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo whose approaches are intended to complement one another. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

A portion of the Fund’s securities are denominated principally in foreign currencies and typically are held outside the U.S. While the Fund spreads its investments across the globe, the money managers will select securities of companies which the money managers believe have favorable growth prospects and/or attractive valuations based on current and expected earnings or cash flow, not based on the country in which a company is located.

The Fund invests in companies economically tied to a number of countries around the world, including the U.S., in a globally diversified manner. Under normal market conditions, the Fund will invest at least 40%, and may invest up to 100%, of its assets in securities of issuers economically tied to non-U.S. countries. The Fund may also invest in equity securities of companies that are economically tied to emerging market countries.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, property type and geographic weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s

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investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps, forwards or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain real estate securities markets or, where there is no appropriate instrument that represents exposure to the various components of the Fund’s benchmark, broad global equity markets by purchasing equity securities and/or derivatives (also known as “equitization”). This is intended to cause the Fund to perform as though its cash reserves were actually invested in these markets. Due to the lack of availability of appropriate instruments for certain markets, this exposure will result in returns that are different than that of the Fund’s benchmark for the cash reserve portion of the portfolio. RIMCo may choose to use the cash equitization process to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts and swaps in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

With respect to non-U.S. real estate securities, the Fund may enter into spot and forward currency contracts to facilitate settlement of securities transactions.

As a general rule, the Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

In determining if a security is economically tied to a non-U.S. country, the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to a non-U.S. country based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to a non-U.S. country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is classified as an issuer economically tied to a non-U.S. country as described above.

Non-Principal Investment Strategies

The Fund may purchase depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may purchase depositary receipts where an ADR, GDR or EDR provides better access to markets and more liquidity than the underlying security. An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. An EDR is issued in Europe typically by foreign banks and trust companies and evidences ownership of either foreign or domestic securities. The Fund typically invests in sponsored ADRs, GDRs and EDRs but may also invest in unsponsored ADRs, GDRs and EDRs.

The Fund may invest in preferred stocks, rights, warrants and convertible securities.

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A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Following are the Investment Objective, Principal Investment Strategies and Non-Principal Investment Strategies of the Russell Multi-Strategy Alternative Fund, a new Underlying Fund effective August 15, 2012.

Russell Multi-Strategy Alternative Fund

Investment Objective (Non-Fundamental)

The Fund seeks to achieve long-term capital growth with low correlation to, and lower volatility than, global equity markets.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by employing a multi-manager approach whereby portions of the Fund’s assets are allocated to different money managers unaffiliated with RIMCo that employ a diverse range of alternative investment strategies. The money managers will utilize Relative Value, Event Driven, Equity Hedge and Tactical Trading strategies, as described below. Pursuant to the money managers’ various investment strategies, the Fund may invest in a broad range of instruments, markets, and asset classes economically tied to U.S., foreign and emerging markets. Investments may include equity securities, fixed income securities and derivatives. The Fund may take both long and short positions in all of its investments. A long position is one with the expectation that the underlying asset will rise in value. A short position is one with the expectation that the underlying asset will decline in value. The Fund may also make investments for hedging purposes in order to address perceived misalignment between the Fund’s investment exposures and current or anticipated market conditions. The Fund may or may not, at any one time, invest in all of the instruments or utilize all of the investment strategies discussed below.

In selecting money managers, RIMCo seeks to identify money managers that, based on their investment strategies and historical performance, have the potential, in the opinion of RIMCo, to perform independently of each other and achieve low correlation to, and lower volatility than, global equity markets. When determining how to allocate the Fund’s assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment strategy, investment approach, investment sub-strategy and expected return potential, as well as various characteristics of the money manager’s typical investment portfolio. RIMCo also considers the manner in which money managers’ historical and expected investment returns correlate with one another.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

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Money Manager Strategies

The Fund’s money managers use the following alternative investment strategies: (1) Relative Value strategy, (2) Event Driven strategy, (3) Equity Hedge strategy and (4) Tactical Trading strategy. Each of these strategies (with the exception of the Relative Value strategy) may employ both relative value and directional trading strategies. Directional trading emphasizes market movements and movements in security prices (rather than seeking to identify price discrepancies or liquidity mismatches). In addition, money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects securities using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities. A money manager using a fundamental investment approach selects securities based upon its research and analysis of a variety of factors and may also incorporate quantitative investment models in its process.

Relative Value Strategy: An investment strategy that seeks to identify price discrepancies or liquidity mismatches among securities that share a common financial factor such as interest rates, an index or issuer to seek gains and mitigate risk. The strategy is not reliant upon market direction. A money manager may employ a variety of quantitative and qualitative techniques to identify securities it believes are mispriced or display liquidity discrepancies based upon historical, fundamental or technical factors.

Investment Sub-Strategies Include:

  Fixed Income Sub-Strategy focuses on investments in fixed income securities. Securities include sovereign and corporate fixed income securities, interest rate swaps, futures, mortgage- and asset-backed securities and municipal debt obligations. The relative value trades share a common interest rate or credit spread component such as bonds and futures or bonds and swaps.
  Volatility Sub-Strategy focuses on securities where volatility is a significant component of the price of the security (e.g., by seeking gains from price discrepancies between convertible securities and their corresponding underlying equity security (convertible arbitrage)). Volatility is a measure of the frequency and level of changes in the price of a security without regard to the direction of such changes.

Event Driven Strategy: An investment strategy that seeks gains from market movements in the prices of financial instruments caused by specific events. Such events may include balance sheet restructurings, mergers and acquisitions, litigation, regulatory action or a change in perception of the riskiness of investments. Investments in an Event Driven strategy may include corporate fixed income securities, equity-related instruments and non-agency asset-backed and mortgage-backed securities. Certain of these investments may be illiquid.

Investment Sub-Strategies Include:

  Merger Arbitrage Sub-Strategy is primarily focused on potential opportunities in equity and equity-related instruments of companies that are currently engaged in a merger or acquisition. Opportunities may arise in cross-border and international transactions, which may require regulatory approval in multiple jurisdictions. Although the sub-strategy typically utilizes equity-related instruments, on occasion corporate fixed income securities may also be used.
  Special Situations Sub-Strategy is primarily focused on potential opportunities in equity and equity-related instruments of companies that are currently engaged in a corporate transaction, security issuance or repurchase, asset sale, division spin-off or other catalyst-oriented event. Such opportunities may be identified through fundamental research or media reports with the expectation that they will result in a corporate transaction or other realization of shareholder value through the occurrence of some identifiable catalyst.
  Asset-Backed Securities Sub-Strategy seeks gains from asset-backed securities trading at a premium or discount to fair value. The value of asset-backed securities are tied to cash flows, credit spread movements and macroeconomic conditions.
  Opportunistic Credit Sub-Strategy seeks gains from opportunistic allocations to specific types of securities or markets, which may vary significantly over time as market conditions vary. The degree of overall market exposure is based on money managers’ assessments of macroeconomic conditions.
  Distressed/High Yield Securities Sub-Strategy focuses primarily on corporate credit instruments of companies that a money manager believes are trading at significant discounts to their value at issuance or par value at maturity as a result of a market perception of significant financial or business difficulties. Money managers employ
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  fundamental credit processes focused on valuation and asset coverage of securities of distressed firms (i.e., firms experiencing financial distress, which may include bankruptcy, defaulted debt securities and/or high debt levels) in order to identify potential opportunities.

Equity Hedge Strategy: An investment strategy that utilizes long and short positions primarily in equity and equity-related instruments. On the long side, money managers will seek gains from securities that they believe are undervalued, provide short term trading opportunities or offer growth opportunities. On the short side, money managers will (1) seek gains from securities that they believe are overvalued or provide short term trading opportunities, (2) seek to reduce overall market risk or (3) seek gains from an anticipated decline in the price of a company or index by using short sales or options on common stocks or indexes to hedge risk. This strategy may also use derivatives, including options, futures and options on futures.

Investment Sub-Strategies Include:

  Fundamental Approach Sub-Strategy may be used across global markets. The sub-strategy may be sector, geographic, market capitalization or short- or long-term specific. The sub-strategy may also be exposure specific and may focus on long-bias, short-bias or short-only exposures.
  Quantitative Approach Sub-Strategy may be sector, geographic, market capitalization or exposure specific, but uses statistical analysis and mathematical techniques to develop models that rank the relative attractiveness of securities based on expected future returns. The models may utilize a variety of data sources, including security pricing, volume information, financial statements, sell side research forecasts and recommendations, and news flow. The data is then processed via mathematical techniques into forecasts used to construct a portfolio with long and short positions.

Tactical Trading Strategy: An investment strategy across global markets that seeks gains based on themes or trends in equity markets, interest rates, commodity markets, government securities, currencies or futures markets. These themes or trends can be price-based (i.e., asset price momentum or an asset price relative to another asset or set of assets) or based on economic theory (i.e., forecasts based on the analysis of interest rate trends, political changes, government policy, flow of funds, or other broad systemic factors). While Tactical Trading strategies often utilize directional long or short positions across global markets, they may also express views on the relative value of assets. Tactical Trading may use multi-durational investments, including short-term investments, to seek gains.

Investment Sub-Strategies Include:

  Discretionary Macro Sub-Strategy is a primarily top-down sub-strategy that focuses on shifts in global government policies and money flows that may impact the value of financial instruments. While models may be used to assist with data collection and interpretation, discretionary macro portfolios are created based upon security selection by the money managers. The sub-strategy emphasizes the interpretation of broad global economic, demographic and financial data and seeks to gain from those interpretations through trading various financial instruments and asset classes. Discretionary macro strategies may be diversified by markets (both developed and emerging), instruments and asset classes or they may be focused on a particular asset class, such as currencies or commodities. Trades may be directional, for example based on an expectation of an increase in the dollar price of gold, or may express relative values between assets, such as a position between currency exchange rates in the spot or forwards market.
  Quantitative Macro Sub-Strategy is a primarily top-down sub-strategy that uses quantitative techniques to seek gains from anticipated price movements across multiple asset classes. These forecasted price movements may be either directional or relative to other assets. Models are largely based on valuation, economic fundamentals, changes in economic environments and changes in investor sentiment.
  Managed Futures is a sub-class of the Quantitative Macro Sub-Strategy that seeks gains from the implementation of quantitative models designed to anticipate upward or downward price movements in fixed income, currency, commodity or equity markets in both developed and emerging markets. Models in the managed futures space are largely trend-following or momentum-driven strategies in nature.

Instruments

The Fund invests in equity securities of issuers of any market capitalization economically tied to U.S. and non-U.S. markets, including emerging markets. Equity securities in which the Fund invests include common stock, preferred stock, real estate investment trusts (“REITs”), depositary receipts, initial public offerings and equity-related securities or

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instruments whose value is based on common stocks, such as convertible securities, rights, warrants or options to purchase common stock, futures contracts (stock or stock index) and index swaps (“equity-related instruments”). The Fund’s positions in such securities may provide long or short exposures.

The Fund also invests in fixed income securities of any credit quality and maturity. The Fund may invest in U.S. and non-U.S. corporate fixed income securities, Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations) and fixed income securities issued or guaranteed by the U.S. government (including Treasury Inflation Protected Securities) and by non-U.S. governments, or by their respective agencies and instrumentalities, as well as in emerging markets debt securities. The Fund may also purchase loans and other direct indebtedness. The Fund may invest, without limitation, in fixed income securities that are rated below investment grade (commonly referred to as high-yield or “junk bonds”), in unrated securities judged by the money manager to be of comparable quality, in the lowest-rated fixed income securities, including those in default. The Fund may invest in municipal debt obligations. The Fund’s investments may include variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The Fund may invest a portion of its assets in mortgage related securities including mortgage-backed securities, collateralized mortgage obligations, collateralized loan obligations, commercial mortgage-backed securities, mortgage pass-through securities, to be announced (“TBA”) securities, interest only mortgage-backed securities, principal only mortgage-backed securities and mortgage dollar rolls, that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. A dollar roll is the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. By investing in mortgage related securities, the Fund may also have exposure to non-agency mortgage-backed securities, including to Alternative A (“Alt-A”) paper, subprime and/or non-conforming mortgages. The Fund may also invest in asset-backed securities, which may include, among others, credit card, automobile loan and/or home equity line of credit receivables.

The Fund invests in derivative instruments to take either long or short positions relative to the underlying asset. The Fund may purchase and sell futures contracts, including interest rate, foreign currency and Treasury futures, and enter into options, forward foreign currency contracts, swap agreements (including interest rate and currency swaps) or swaptions as a substitute for holding securities directly, for hedging purposes, to take a net short position with respect to certain issuers, sectors or markets, or to adjust the interest rate sensitivity and duration of the Fund’s portfolio. The Fund may buy or sell credit default swaps or other credit derivatives, including credit linked notes and credit options, as an alternative to buying or selling the fixed income securities themselves or otherwise to increase the Fund’s total return. Credit default swaps resemble insurance contracts in that the seller of the swap provides the buyer with protection against specific risks of the issuer, such as defaults and bankruptcies, in exchange for a premium from the buyer. Credit linked notes are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a “reference instrument”). Credit options, which are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. The Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and the principal components of an outstanding U.S. Treasury or agency note or fixed income security and selling them as individual securities.

A money manager may seek to protect its investments for the Fund against adverse currency exchange rate changes by purchasing currency futures and options on futures, forward currency contracts and currency options. These contracts enable a money manager to “lock in” the U.S. dollar price of a security that it plans to buy or sell. A money manager may purchase or sell foreign currencies, mainly through the use of forward, spot and option contracts, for speculative purposes based on the money manager’s judgment regarding the direction of the market for a particular foreign currency or currencies.

The Fund will enter into short sales and certain of the Fund’s money managers may utilize a short-only strategy. Short sales are transactions in which a money manager sells a security it does not own in the portion of the Fund managed by it in anticipation of a decline in the market value of that security. The Fund borrows the security and sells it to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at its market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund must return the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a

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long position in a security. The Fund may also make short sales “against the box.” In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. Although short selling may constitute a form of leverage, the Fund maintains a special custody account to ensure that short sales are fully collateralized.

The Fund may invest directly, or indirectly through a wholly-owned subsidiary of the Fund (the “Subsidiary”) organized as a company under the laws of the Cayman Islands, in commodity-linked derivative instruments (including futures and options contracts with respect to indexes or individual commodities, options on futures contracts, swap agreements and swaptions), exchange traded funds, exchange traded notes and commodity-linked securities that together are intended to provide exposure to the performance of the collateralized commodity futures market. The Fund may invest up to 25% of its total assets in the Subsidiary. Shares of the Subsidiary are not offered to any investors other than the Fund. Investing in the Subsidiary allows the Fund to achieve greater exposure to the commodities markets than would otherwise be possible because of U.S. tax law requirements. The Subsidiary is advised by RIMCo and has certain of the same money managers as the Fund. Employees of RIMCo and its affiliates serve as directors of the Subsidiary. The Subsidiary may invest without limitation in commodity-linked securities and derivative instruments that provide exposure to the performance of the commodities markets. The Subsidiary may also invest in fixed income instruments. Although the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund, the investment programs of the Fund and the Subsidiary are not identical.

A portion of the Fund’s net assets may be illiquid securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

RIMCo Strategies

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs. Cash reserves are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

From time to time, RIMCo may equitize cash received from large subscriptions on a short-term basis pending allocation of such cash to the money managers. In such cases, RIMCo would expose such cash inflows to the performance of appropriate markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause such cash to perform as though it were actually invested in those markets. This exposure may or may not match the Fund’s benchmark.

Non-Principal Investment Strategies

The Fund may enter into repurchase agreements and reverse repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day). A reverse repurchase agreement is a transaction whereby the Fund transfers possession of a portfolio security to a commercial bank, broker or dealer and simultaneously agrees to repurchase such security at an agreed upon price and date.

The Fund may enter into when issued transactions (also called forward commitments).

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The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

Russell Global Equity Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in equity securities, including common stocks and preferred stocks, of companies economically tied to a number of countries around the world, including the U.S., in a globally diversified manner. While the Fund spreads its investments across the globe, the money managers will select securities of companies which the money managers believe have favorable growth prospects and/or attractive valuations based on current and expected earnings or cash flow, not based on the country a company is economically tied to. Under normal market conditions, the Fund will invest at least 40%, and may invest up to 100%, of its assets in equity securities economically tied to countries other than the U.S. The Fund may invest in equity securities of companies that are economically tied to emerging market countries. The Fund invests principally in large and medium capitalization companies, but also invests in small capitalization companies. However, the money managers do not select stocks based on the capitalization size of a company but rather on the relative attractiveness of the investment opportunity. A portion of the Fund’s securities are denominated principally in foreign currencies and typically are held outside the U.S.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a “multi-style, multi-manager” approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo who employ distinct investment styles. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund uses the following principal investment styles intended to complement one another:

  Growth Style emphasizes investments in equity securities of companies a money manager believes have above-average earnings growth prospects.
  Value Style emphasizes investments in equity securities of companies that a money manager believes to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.
  Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

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RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum, and may also incorporate quantitative investment models in its process.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps, forwards or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may purchase depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may purchase depositary receipts where an ADR, GDR or EDR provides better access to markets and more liquidity than the underlying security. An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. An EDR is issued in Europe typically by foreign banks and trust companies and evidences ownership of either foreign or domestic securities. The Fund typically invests in sponsored ADRs, GDRs and EDRs but may also invest in unsponsored ADRs, GDRs and EDRs.

A money manager may seek to protect its investments for the Fund against adverse currency exchange rate changes by purchasing forward currency contracts. These contracts enable a money manager to “lock in” the U.S. dollar price of a security that it plans to buy or sell.  A money manager may purchase or sell foreign currencies, mainly through the use of forward currency contracts, for speculative purposes based on the money manager’s judgment regarding the direction of the market for a particular foreign currency or currencies.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

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As of May 31, 2011, the market capitalization of companies in the Fund’s benchmark, the Russell Developed Large Cap Index, an index which includes large, medium and small capitalization companies, ranged from approximately $411 billion to $1.62 billion. The Fund may invest in companies and countries not included within the Russell Developed Large Cap Index.

As a general rule, the Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

In determining if a security is economically tied to a non-U.S. country, the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to a non-U.S. country based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to a non-U.S. country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to a non-U.S. country as described above. Equity securities in which the Fund invests include common stock, preferred stock and equity-equivalent securities or instruments whose value is based on common stocks, such as synthetic foreign equity securities, convertible securities, rights, warrants or options to purchase common stock, futures contracts (stock or stock index) and index swaps.

Non-Principal Investment Strategies

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

The Fund may use derivatives, including stock options, country index futures and swaps or currency forwards, to (1) manage country and currency exposure as a substitute for holding securities directly or (2) facilitate the implementation of its investment strategy. The Fund may also enter into spot and forward currency contracts to facilitate settlement of securities transactions.

Some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. Therefore, when a money manager believes it is appropriate to do so, the Fund may invest in synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants, or may invest in equity linked notes.

The Fund may invest in rights, warrants and convertible securities. The Fund may also invest in other investment companies, including registered mutual funds or exchange traded funds.

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

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Russell International Developed Markets Fund

Investment Objective (Fundamental)

The Fund seeks to provide long term capital growth.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in companies that are located in countries (other than the U.S.) with developed markets or that are economically tied to such countries. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in equity securities, including common stocks and preferred stocks, issued by companies economically tied to or located in developed markets countries, other than the U.S., and in depositary receipts. The Fund’s securities are denominated principally in foreign currencies and may be held outside the U.S. The Fund’s investments span most of the developed nations of the world to maintain a high degree of diversification among countries and currencies. The Fund may invest in equity securities of companies that are economically tied to emerging market countries.

The Fund invests principally in large and medium capitalization companies, but may also invest in small capitalization companies. However, the money managers do not select stocks based on the capitalization size of a company but rather on the relative attractiveness of the investment opportunity.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a “multi-style, multi-manager” approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo who employ distinct investment styles. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund uses the following principal investment styles intended to complement one another:

  Growth Style emphasizes investments in equity securities of companies a money manager believes have above-average earnings growth prospects.
  Value Style emphasizes investments in equity securities of companies that a money manager believes to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.
  Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects stocks using a variety of quantitative investment models

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(mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum, and may also incorporate quantitative investment models in its process.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps, forwards or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

A money manager may seek to protect its investments for the Fund against adverse currency exchange rate changes by purchasing forward currency contracts. These contracts enable a money manager to “lock in” the U.S. dollar price of a security that it plans to buy or sell.  A money manager may purchase or sell foreign currencies, mainly through the use of forward currency contracts, for speculative purposes based on the money manager’s judgment regarding the direction of the market for a particular foreign currency or currencies.

The Fund may purchase depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may purchase depositary receipts where an ADR, GDR or EDR provides better access to markets and more liquidity than the underlying security. An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. An EDR is issued in Europe typically by foreign banks and trust companies and evidences ownership of either foreign or domestic securities. The Fund typically invests in sponsored ADRs, GDRs and EDRs but may also invest in unsponsored ADRs, GDRs and EDRs.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

The distinction between developed markets and emerging markets is generally determined by measures of economic wealth and investment market criteria. Providers of global market indices generally use economic criteria and classifications and market criteria from the World Bank in determining a market’s economic development status. However, there are subtle differences in which of these criteria or classifications may be used by a provider and how such criteria or classifications are applied. As such, some markets may be classified as developed by some and emerging by others and, at times, some markets may be classified as both developed and emerging. Additionally, the categorization of a market may change over time.

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As a general rule, the Fund considers the following countries to have developed markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As a general rule, the Fund considers emerging market countries to include every other country.

As of May 31, 2011, the market capitalization of companies in the Fund’s benchmark, the Russell Developed ex-U.S. Large Cap Index, an index which includes large and medium capitalization companies, ranged from approximately $225 billion to $1.78 billion. The Fund may invest in companies and countries not included within the Russell Developed ex-U.S. Large Cap Index.

In determining if a security is economically tied to or located in a developed market country, the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to a developed market country based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to developed market countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to a developed market country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to a developed market country as described above.

Non-Principal Investment Strategies

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

The Fund may use derivatives, including stock options, country index futures and swaps or currency forwards, to (1) manage country and currency exposure as a substitute for holding securities directly or (2) facilitate the implementation of its investment strategy. The Fund may also enter into spot and forward currency contracts to facilitate settlement of securities transactions.

Some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. Therefore, when a money manager believes it is appropriate to do so, the Fund may invest in synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants, or may invest in equity linked notes.

The Fund may invest in equity securities of U.S. companies, rights, warrants and convertible securities. The Fund may also invest in other investment companies, including registered mutual funds or exchange traded funds.

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

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Russell Emerging Markets Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in emerging market companies. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund principally invests in equity securities, including common stock and preferred stock, of companies that are economically tied to countries with emerging markets, and in depositary receipts. These companies are referred to as “emerging market companies.” The Fund invests in large, medium and small capitalization companies. However, the money managers do not select stocks based on the capitalization size of a company but rather on the relative attractiveness of the investment opportunity. The Fund’s securities are denominated principally in foreign currencies and are typically held outside the U.S. The Fund seeks to maintain a broadly diversified exposure to emerging market countries and ordinarily will invest in the securities of issuers economically tied to at least ten different emerging market countries.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a “multi-style, multi-manager” approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo who employ distinct investment styles and different investment approaches. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund uses the following principal investment styles intended to complement one another:

  Growth Style emphasizes investments in equity securities of companies a money manager believes have above-average earnings growth prospects.
  Value Style emphasizes investments in equity securities of companies that a money manager believes to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.
  Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include country weightings, capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a

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fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum, and may also incorporate quantitative investment models in its process.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps, forwards or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

A money manager may seek to protect its investments for the Fund against adverse currency exchange rate changes by purchasing forward currency contracts. These contracts enable a money manager to “lock in” the U.S. dollar price of a security that it plans to buy or sell.  A money manager may purchase or sell foreign currencies, mainly through the use of forward currency contracts, for speculative purposes based on the money manager’s judgment regarding the direction of the market for a particular foreign currency or currencies.

The Fund may purchase depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may purchase depositary receipts where an ADR, GDR or EDR provides better access to markets and more liquidity than the underlying security. An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. An EDR is issued in Europe typically by foreign banks and trust companies and evidences ownership of either foreign or domestic securities. The Fund typically invests in sponsored ADRs, GDRs and EDRs but may also invest in unsponsored ADRs, GDRs and EDRs.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

As a general rule, the Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

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As of May 31, 2011, the market capitalization of companies in the Fund’s benchmark, the Russell Emerging Markets Index, an index which includes large, medium and small capitalization companies, ranged from approximately $305 billion to $262 million. The Fund may invest in companies and countries not included within the Russell Emerging Markets Index.

In determining if a security is economically tied to an emerging market country, the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to an emerging market country based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated, where an issuer’s primary exchange is located or more than 50% of the company’s assets are located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to emerging market countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to an emerging market country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is economically tied to an emerging market country as described above.

Non-Principal Investment Strategies

The Fund may use derivatives, including stock options, country index futures and swaps or currency forwards, to (1) manage country and currency exposure as a substitute for holding securities directly or (2) facilitate the implementation of its investment strategy. The Fund may also enter into spot and forward currency contracts to facilitate settlement of securities transactions.

Some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. Therefore, when a money manager believes it is appropriate to do so, the Fund may invest in synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants, or may invest in equity linked notes.

The Fund may invest in pooled investment vehicles, such as other investment companies or exchange traded funds, which have broader or more efficient access to shares of emerging market companies in certain countries but which may involve a further layering of expenses. By investing in pooled investment vehicles indirectly through the Fund, a shareholder will bear expenses of the pooled investment vehicles in addition to expenses of the Fund.

The Fund may invest in equity securities of U.S. or other developed market companies, rights, warrants and convertible securities.

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell Global Opportunistic Credit Fund

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Investment Objective (Non-Fundamental)

The Fund seeks to provide total return.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in bonds. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. Bonds are fixed income securities representing debt obligations that typically require the issuer to repay the bondholders the principal amount borrowed and generally to pay interest. The Fund considers bonds to include fixed income equivalent instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Under normal market conditions, the Fund will invest at least 30%, and may invest up to 100%, of its assets in securities of issuers economically tied to non-U.S. countries.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs multiple money managers unaffiliated with RIMCo, each with its own investment style. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers not affiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund may use the following principal investment styles intended to complement one another:

  Enhanced Core Style employs a limited subset of fully discretionary fixed income strategies with a relatively lower level of risk.
  Fully Discretionary Style utilizes the broadest set of fixed income strategies that includes, but is not limited to, sector rotation style and interest rate, credit quality or country and currency strategies.
  Sector Specialist Style emphasizes security and/or sub-sector selection within a particular sector (e.g., structured debt, corporate debt or currency).

The Fund invests in various tactical global bond opportunities including high yield fixed income securities, emerging markets debt securities (including Brady Bonds), corporate debt securities, Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations), government securities (including non-U.S. and emerging markets sovereign debt) and investment grade fixed income securities. The Fund invests across the globe and the money managers select securities which they believe have favorable risk/return characteristics regardless of the country a company is economically tied to. The Fund may invest without limitation in securities denominated in foreign currencies, in U.S. dollar-denominated securities of foreign issuers and in developed and emerging markets debt securities. The Fund also purchases loans and other direct indebtedness entitling the Fund to payments of interest, principal and/or other amounts due under the structure of the loan or other indebtedness. Although the Fund expects to maintain an intermediate- to long-weighted average maturity, there are no maturity restrictions on the overall portfolio or on individual securities.

The Fund may invest, without limitation, in debt securities that are rated below investment grade (commonly referred to as high-yield or “junk bonds”) as determined by one or more nationally recognized securities rating organizations or in unrated securities judged by the money manager to be of comparable quality. Junk bonds, and to a lesser extent other types of bonds, may be purchased at a discount and thereby provide opportunities for capital appreciation. The Fund invests a significant portion of its assets in high-yield bonds and may invest in the lowest-rated bonds, including those in default.

The Fund may purchase and sell currency futures and options on currency futures, forward currency contracts, currency swaps and currency spot and options contracts for speculative purposes based on a money manager’s judgment regarding the direction of the market for a particular foreign currency or currencies.  The Fund’s currency investments may seek returns through the identification of global macroeconomic and investment themes that impact financial markets, including themes specific to the currency market (e.g., exchange rate valuation), themes from other markets (such as equity, interest rate or commodity markets), or themes that relate to domestic or global economic events or

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external shocks (such as political events or natural disasters). The Fund may also utilize these instruments to seek to protect its investments, or hedge, against adverse currency exchange rate changes by “locking in” the U.S. dollar price of a security that it plans to buy or sell. The Fund may use correlated currencies or a basket of correlated currencies to hedge currency exposure that may be too costly to hedge directly or otherwise difficult to hedge for reasons such as capital controls.

The Fund invests in certain types of derivative instruments. The Fund’s investments in derivative transactions may be intended to take short exposures. The Fund may purchase and sell futures contracts, including interest rate and Treasury futures, and enter into options, when-issued transactions (also called forward commitments), swap agreements (including interest rate and currency swaps) or swaptions (1) as a substitute for holding securities directly, (2) for hedging purposes, (3) to take a net short position with respect to certain issuers, sectors or markets, (4) to facilitate the implementation of its investment strategy, or (5) to adjust the interest rate sensitivity and duration of the Fund’s portfolio. The Fund may buy or sell credit default swaps or other credit derivatives as an alternative to buying or selling the debt securities themselves or otherwise to increase the Fund’s total return. Credit default swaps resemble insurance contracts in that the seller of the swap provides the buyer with protection against specific risks of the issuer, such as defaults and bankruptcies, in exchange for a premium from the buyer. The Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and the principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. The Fund may also enter into spot and forward currency contracts to facilitate settlement of securities transactions.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include portfolio biases, credit quality allocations, magnitude of sector shifts and duration movements. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another.

RIMCo may manage assets directly to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures in either a tactical and temporary or strategic and permanent way with the goal to increase or decrease factor exposures (such as sector exposure, style exposure, industry exposure, currency exposure, country risk, credit exposure, mortgage exposure, yield curve positioning or interest rates) or offset undesired benchmark relative over or under weights by purchasing a portfolio of fixed income securities and derivatives (including swaps, forwards and futures) that it believes will achieve the desired outcome. RIMCo may (1) pursue a passive index replication or sampling strategy by selecting an existing index or a subset of an existing index which, in aggregate, represents the desired exposure or (2) utilize either a proprietary or third party quantitative model to identify a portfolio of fixed income securities, derivatives or currencies which, in the aggregate, provide the desired exposure. RIMCo may also enter into foreign exchange currency forwards to hedge currency exposure from a money manager’s investment in fixed income securities denominated in local currency. If RIMCo determines that there is no current need to change the Fund’s factor exposures or benchmark relative over or under weights, RIMCo may re-allocate these assets to the money managers.

Additionally, while RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as duration. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps, forwards or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs. The Fund may have a relatively high cash reserve balance to enable effective management of cash flows in light of anticipated relatively high price volatility of the Fund’s holdings. The Fund may hold additional cash in connection with its investment strategy.

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The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash to changes in market/sector returns by purchasing fixed income securities and/or derivatives (also known as “equitization”), which typically include total return swaps and index credit default swaps. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize exchange traded fixed income futures contracts and swaps in order to reduce market exposure. Cash not utilized to gain full market exposure is invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

Some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. Therefore, when a money manager believes it is appropriate to do so, the Fund may invest in synthetic foreign fixed income securities, which may be referred to as local access products or participation notes.

The Fund may invest in credit linked notes, which are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a “reference instrument”). The Fund may also invest in credit options, which are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

Some of the securities in which the Fund invests are supported by credit and liquidity enhancements from third parties. These enhancements may include letters of credit from foreign or domestic banks.

The Fund is classified as a “non-diversified fund” under the Investment Company Act which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. The non-diversified status provides the Fund with greater investment flexibility and to take larger positions in one or more issuers.

The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day).

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

In determining if a security is economically tied to a non-U.S. country, the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to a non-U.S. country based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments or by a non-U.S. issuer as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is a non-U.S. issuer as described above.

Non-Principal Investment Strategies

The Fund may invest in preferred stocks, rights, warrants and convertible securities. Also, in connection with reorganizing or restructuring of an issuer or its capital structure, an issuer may issue common stock or other securities to holders of debt instruments. The Fund may hold such common stock and other securities even though it does not ordinarily purchase such securities. The Fund may also invest in municipal debt obligations.

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The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell Strategic Bond Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide current income, and as a secondary objective, capital appreciation.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in bonds. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. Bonds are fixed income securities representing debt obligations that typically require the issuer to repay the bondholders the principal amount borrowed and generally to pay interest. The Fund considers bonds to include fixed income equivalent instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs multiple money managers unaffiliated with RIMCo, each with its own investment style. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers not affiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund may use the following principal investment styles intended to complement one another:

  Enhanced Core Style employs a limited subset of fully discretionary fixed income strategies with a relatively lower level of risk.
  Fully Discretionary Style utilizes the broadest set of fixed income strategies that includes, but is not limited to, sector rotation style and interest rate, credit quality or country and currency strategies.
  Sector Specialist Style emphasizes security and/or sub-sector selection within a particular sector (e.g., structured debt, corporate debt or currency).

The Fund invests in securities of issuers in a variety of sectors of the fixed income market. For example, the money managers may identify sectors of the fixed income market that they believe are undervalued and focus their investments in those sectors. These sectors will differ over time. A money manager may attempt to anticipate shifts in interest rates and hold securities it expects to perform well in relation to market indexes as a result of such shifts. The Fund typically holds proportionately fewer U.S. Treasury obligations than are represented in the Barclays Capital U.S. Aggregate Bond Index.

The Fund invests in mortgage related securities including mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, mortgage pass-through securities, to be announced (“TBA”) securities, interest only mortgage-backed securities, principal only mortgage-backed securities and mortgage dollar rolls, that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. A dollar roll is the sale of a security by the Fund and its agreement to repurchase the instrument at a specified

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time and price, and may be considered a form of borrowing for some purposes. By investing in mortgage related securities, the Fund has exposure to non-agency mortgage backed securities, which may include Alternative A (“Alt-A”) paper, subprime and/or non-conforming mortgages. The Fund also invests in asset-backed securities, which may include, among others, credit card, automobile loan and/or home equity line of credit receivables, and collateralized loan obligations.

The Fund invests in U.S. and non-U.S. corporate debt securities, Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations), fixed income securities issued or guaranteed by the U.S. government (including Treasury Inflation Protected Securities and zero coupon securities) or by non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future.

The Fund may invest up to 25% of its assets in debt securities that are rated below investment grade (commonly referred to as high-yield or “junk bonds”) as determined by one or more nationally recognized securities rating organizations or in unrated securities judged by the money manager to be of comparable quality. Junk bonds, and to a lesser extent other types of bonds, may be purchased at a discount and thereby provide opportunities for capital appreciation.

The Fund may purchase and sell currency futures and options on currency futures, forward currency contracts, currency swaps and currency spot and options contracts for speculative purposes based on a money manager’s judgment regarding the direction of the market for a particular foreign currency or currencies.  The Fund’s currency investments may seek returns through the identification of global macroeconomic and investment themes that impact financial markets, including themes specific to the currency market (e.g., exchange rate valuation), themes from other markets (such as equity, interest rate or commodity markets), or themes that relate to domestic or global economic events or external shocks (such as political events or natural disasters). The Fund may also utilize these instruments to seek to protect its investments, or hedge, against adverse currency exchange rate changes by “locking in” the U.S. dollar price of a security that it plans to buy or sell.

The Fund invests in certain types of derivative instruments. The Fund’s investments in derivative transactions may be intended to take short exposures. The Fund may purchase and sell futures contracts, including interest rate and Treasury futures, and enter into options, when-issued transactions (also called forward commitments), swap agreements (including interest rate swaps) or swaptions (1) as a substitute for holding securities directly, (2) for hedging purposes, (3) to take a net short position with respect to certain issuers, sectors or markets, (4) to facilitate the implementation of its investment strategy, or (5) to adjust the interest rate sensitivity and duration of the Fund’s portfolio. The Fund may buy or sell credit default swaps or other credit derivatives as an alternative to buying or selling the debt securities themselves or otherwise to increase the Fund’s total return. Credit default swaps resemble insurance contracts in that the seller of the swap provides the buyer with protection against specific risks of the issuer, such as defaults and bankruptcies, in exchange for a premium from the buyer. The Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and the principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities.

The duration of the Fund’s portfolio typically ranges within 20% of the duration of the Barclays U.S. Aggregate Bond Index, which was 4.88 years as of December 31, 2011, but may vary up to 35% from the Index’s duration. The Fund has no restrictions on individual security duration. Duration is a measure of a bond price’s sensitivity to a change in interest rates. Interest rates are currently at historical lows and are likely to increase at some time in the future. In general, as interest rates rise, the value of the bonds held in the Fund will tend to decline, and, as interest rates fall, the value of the bonds held in the Fund will tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations. Variable and floating rate securities are generally less sensitive to interest rate changes.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

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The Fund’s investments may include variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates.

The Fund purchases loans and other direct indebtedness entitling the Fund to payments of interest, principal and/or other amounts due under the structure of the loan or other indebtedness.

The Fund invests in non-U.S. debt securities, including developed and emerging market debt securities, some of which may be non-U.S. dollar denominated.

Some of the securities in which the Fund invests are supported by credit and liquidity enhancements from third parties. These enhancements may include letters of credit from foreign or domestic banks.

The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day).

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include portfolio biases, magnitude of sector shifts and duration movements. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as duration. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps, forwards or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs. The Fund may hold additional cash in connection with its investment strategy.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash to changes in interest rates or market/sector returns by purchasing fixed income securities and/or derivatives (also known as “equitization”), which typically include exchange traded fixed income futures contracts and swaps. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize exchange traded fixed income futures contracts and swaps in order to reduce market exposure. Cash not utilized to gain full market exposure is invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

Non-Principal Investment Strategies

The Fund may invest in other investment companies and pooled investment vehicles. By investing in pooled investment vehicles indirectly through the Fund, a shareholder will bear expenses of the pooled investment vehicles in addition to expenses of the Fund. The Fund may invest in municipal debt obligations.

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The Fund may invest in non-U.S. debt securities and bonds issued through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring, also known as Brady Bonds.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell Investment Grade Bond Fund

Investment Objective (Fundamental)

The Fund seeks to provide current income and the preservation of capital.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in investment grade bonds. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. Bonds are fixed income securities representing debt obligations that typically require the issuer to repay the bondholders the principal amount borrowed and generally to pay interest. The Fund considers bonds to include fixed income equivalent instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

The Fund will invest principally in securities of “investment grade” quality at the time of purchase, meaning either that a nationally recognized statistical rating organization (for example, Moody’s Investor Service, Inc., Standard & Poor’s Rating Service, or Fitch Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or a Fund’s money manager has determined the securities to be of comparable quality. However, higher rated debt securities, including investment grade bonds, are also subject to volatility and a risk of default.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs multiple money managers unaffiliated with RIMCo, each with its own investment style. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers not affiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund may use the following principal investment styles intended to complement one another:

  Enhanced Core Style employs a limited subset of fully discretionary fixed income strategies with a relatively lower level of risk.
  Fully Discretionary Style utilizes the broadest set of fixed income strategies that includes, but is not limited to, sector rotation style and interest rate, credit quality or country and currency strategies.
  Sector Specialist Style emphasizes security and/or sub-sector selection within a particular sector (e.g., structured debt, corporate debt or currency).

The Fund invests in securities of issuers in a variety of sectors of the fixed income market. For example, the money managers may identify sectors of the fixed income market that they believe are undervalued and focus their investments in those sectors. These sectors will differ over time. To a lesser extent, the Fund may attempt to anticipate shifts in

79

interest rates and hold securities that the Fund expects to perform well in relation to market indexes as a result of such shifts. However, a portion of the Fund’s assets may be allocated to money managers who focus specifically on security selection rather than sector rotation and interest rate strategies. Additionally, the Fund typically holds proportionately fewer U.S. Treasury obligations than are represented in the Barclays Capital U.S. Aggregate Bond Index.

The Fund invests in mortgage related securities including mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, mortgage pass-through securities, to be announced (“TBA”) securities, interest only mortgage-backed securities, principal only mortgage-backed securities and mortgage dollar rolls, that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. A dollar roll is the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. By investing in mortgage related securities, the Fund has exposure to non-agency mortgage backed securities, which may include Alternative A (“Alt-A”) paper, subprime and/or non-conforming mortgages. The Fund also invests in asset-backed securities, which may include, among others, credit card, automobile loan and/or home equity line of credit receivables, and collateralized loan obligations.

The Fund invests in U.S. and non-U.S. corporate debt securities, Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations), fixed income securities issued or guaranteed by the U.S. government (including Treasury Inflation Protected Securities and zero coupon securities) or by non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future.

The Fund may purchase and sell currency futures and options on currency futures, forward currency contracts, currency swaps and currency spot and options contracts for speculative purposes based on a money manager’s judgment regarding the direction of the market for a particular foreign currency or currencies.  The Fund’s currency investments may seek returns through the identification of global macroeconomic and investment themes that impact financial markets, including themes specific to the currency market (e.g., exchange rate valuation), themes from other markets (such as equity, interest rate or commodity markets), or themes that relate to domestic or global economic events or external shocks (such as political events or natural disasters). The Fund may also utilize these instruments to seek to protect its investments, or hedge, against adverse currency exchange rate changes by “locking in” the U.S. dollar price of a security that it plans to buy or sell.

The Fund invests in certain types of derivative instruments. The Fund’s investments in derivative transactions may be intended to take short exposures. The Fund may purchase and sell futures contracts, including interest rate and Treasury futures, and enter into options, when-issued transactions (also called forward commitments), swap agreements (including interest rate swaps) or swaptions (1) as a substitute for holding securities directly, (2) for hedging purposes, (3) to take a net short position with respect to certain issuers, sectors or markets, (4) to facilitate the implementation of its investment strategy, or (5) to adjust the interest rate sensitivity and duration of the Fund’s portfolio. The Fund may buy or sell credit default swaps or other credit derivatives as an alternative to buying or selling the debt securities themselves or otherwise to increase the Fund’s total return. Credit default swaps resemble insurance contracts in that the seller of the swap provides the buyer with protection against specific risks of the issuer, such as defaults and bankruptcies, in exchange for a premium from the buyer. The Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and the principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities.

The duration of the Fund’s portfolio typically ranges within 20% of the duration of the Barclays U.S. Aggregate Bond Index, which was 4.88 years as of December 31, 2011, but may vary up to 25% from the Index’s duration. The Fund has no restrictions on individual security duration. Duration is a measure of a bond price’s sensitivity to a change in interest rates. Interest rates are currently at historical lows and are likely to increase at some time in the future. In general, as interest rates rise, the value of the bonds held in the Fund will tend to decline, and, as interest rates fall, the value of the bonds held in the Fund will tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations. Variable and floating rate securities are generally less sensitive to interest rate changes.

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A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

The Fund’s investments may include variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates.

The Fund purchases loans and other direct indebtedness entitling the Fund to payments of interest, principal and/or other amounts due under the structure of the loan or other indebtedness.

The Fund invests in non-U.S. debt securities, including developed and emerging market debt securities, some of which may be non-U.S. dollar denominated.

Some of the securities in which the Fund invests are supported by credit and liquidity enhancements from third parties. These enhancements may include letters of credit from foreign or domestic banks.

The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day).

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include portfolio biases, magnitude of sector shifts and duration movements. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as duration. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps, forwards or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs. The Fund may hold additional cash in connection with its investment strategy.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash to changes in interest rates or market/sector returns by purchasing fixed income securities and/or derivatives (also known as “equitization”), which typically include exchange traded fixed income futures contracts and swaps. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize exchange traded fixed income futures contracts and swaps in order to reduce market exposure. Cash not utilized to gain full market exposure is invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

81

Non-Principal Investment Strategies

The Fund may invest in other investment companies and pooled investment vehicles. By investing in pooled investment vehicles indirectly through the Fund, a shareholder will bear expenses of the pooled investment vehicles in addition to expenses of the Fund. The Fund may invest in municipal debt obligations.

The Fund may invest in non-U.S. debt securities and bonds issued through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring, also known as Brady Bonds.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell Short Duration Bond Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide current income and preservation of capital with a focus on short duration securities.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in bonds. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. Bonds are fixed income securities representing debt obligations that typically require the issuer to repay the bondholders the principal amount borrowed and generally to pay interest. The Fund considers bonds to include fixed income equivalent instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

The Fund defines short duration as a duration ranging from 0.5 to 3.0 years. The duration of the Fund’s portfolio typically ranges within 30% of the duration of the BofA Merrill Lynch 1-3 Yr US Treasuries Index, which was 1.89 years as of December 31, 2011, but may vary up to 50% from the Index’s duration. The Fund has no restrictions on individual security duration. Duration is a measure of a bond price’s sensitivity to a change in interest rates. Interest rates are currently at historical lows and are likely to increase at some time in the future. In general, as interest rates rise, the value of the bonds held in the Fund will tend to decline, and, as interest rates fall, the value of the bonds in the Fund will tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations. Variable and floating rate securities are generally less sensitive to interest rate changes.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs multiple money managers unaffiliated with RIMCo, each with its own investment style. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers not affiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund may use the following principal investment styles intended to complement one another:

  Enhanced Core Style employs a limited subset of fully discretionary fixed income strategies with a relatively lower level of risk.
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  Fully Discretionary Style utilizes the broadest set of fixed income strategies that includes, but is not limited to, sector rotation style and interest rate, credit quality or country and currency strategies.
  Sector Specialist Style emphasizes security and/or sub-sector selection within a particular sector (e.g., structured debt, corporate debt or currency).

The Fund invests in securities of issuers in a variety of sectors of the fixed income market. For example, the money managers may identify sectors of the fixed income market that they believe are undervalued and focus their investments in those sectors. These sectors will differ over time. To a lesser extent, the Fund may attempt to anticipate shifts in interest rates and hold securities that the Fund expects to perform well in relation to market indexes as a result of such shifts. Additionally, the Fund typically holds significantly fewer U.S. Treasury obligations than are represented in the BofA Merrill Lynch 1-3 Yr US Treasuries Index.

The Fund invests in mortgage related securities including mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, mortgage pass-through securities, to be announced (“TBA”) securities, interest only mortgage-backed securities, principal only mortgage-backed securities and mortgage dollar rolls, that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. A dollar roll is the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. By investing in mortgage related securities, the Fund has exposure to non-agency mortgage backed securities, which may include Alternative A (“Alt-A”) paper, subprime and/or non-conforming mortgages. The Fund also invests in asset-backed securities, which may include, among others, credit card, automobile loan and/or home equity line of credit receivables, and collateralized loan obligations.

The Fund invests in U.S. and non-U.S. corporate debt securities, Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations), fixed income securities issued or guaranteed by the U.S. government (including Treasury Inflation Protected Securities and zero coupon securities) or by non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future.

The Fund may invest up to 15% of its assets in debt securities that are rated below investment grade (commonly referred to as high-yield or “junk bonds”) as determined by one or more nationally recognized securities rating organizations or in unrated securities judged by the money manager to be of comparable quality. Junk bonds, and to a lesser extent other types of bonds, may be purchased at a discount and thereby provide opportunities for capital appreciation.

The Fund invests in certain types of derivative instruments. The Fund’s investments in derivative transactions may be intended to take short exposures. The Fund may purchase and sell futures contracts, including interest rate, foreign currency and Treasury futures, and enter into options, when-issued transactions (also called forward commitments), forward foreign currency contracts, swap agreements (including interest rate swaps) or swaptions (1) as a substitute for holding securities directly, (2) for hedging purposes, (3) to take a net short position with respect to certain issuers, sectors or markets, (4) to facilitate the implementation of its investment strategy, or (5) to adjust the interest rate sensitivity and duration of the Fund’s portfolio. The Fund may buy or sell credit default swaps or other credit derivatives as an alternative to buying or selling the debt securities themselves or otherwise to increase the Fund’s total return. Credit default swaps resemble insurance contracts in that the seller of the swap provides the buyer with protection against specific risks of the issuer, such as defaults and bankruptcies, in exchange for a premium from the buyer. The Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and the principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

The Fund’s investments may include variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates.

83

The Fund purchases loans and other direct indebtedness entitling the Fund to payments of interest, principal and/or other amounts due under the structure of the loan or other indebtedness.

The Fund invests in non-U.S. debt securities, including developed and emerging market debt securities, some of which may be non-U.S. dollar denominated.

The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day).

Some of the securities in which the Fund invests are supported by credit and liquidity enhancements from third parties. These enhancements may include letters of credit from foreign or domestic banks.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include portfolio biases, magnitude of sector shifts and duration movements. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as duration. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps, forwards or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash to changes in interest rates or market/sector returns by purchasing fixed income securities and/or derivatives (also known as “equitization”), which typically include exchange traded fixed income futures contracts and swaps. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize exchange traded fixed income futures contracts and swaps in order to reduce market exposure. Cash not utilized to gain full market exposure is invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

Non-Principal Investment Strategies

The Fund may invest in other investment companies and pooled investment vehicles. By investing in pooled investment vehicles indirectly through the Fund, a shareholder will bear expenses of the pooled investment vehicles in addition to expenses of the Fund. The Fund may invest in municipal debt obligations.

The Fund may invest in non-U.S. debt securities and bonds issued through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring, also known as Brady Bonds.

84

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

85

RISKS

An investment in the Funds, like any investment, has risks. The value of a Fund fluctuates and you could lose money. The following table lists the Funds and Underlying Funds and the types of principal and non-principal risks the Funds and Underlying Funds are subject to.  The Funds are exposed to the same risks as the Underlying Funds in direct proportion to the allocation of their assets among the Underlying Funds. Please refer to the discussion following the chart and the Funds’ Statement of Additional Information for a discussion of risks associated with types of securities held by the Underlying Funds and the investment practices employed by the individual Underlying Funds.

Fund	Principal Risks	Non-Principal Risks
Conservative Strategy Fund
•  Investing in Affiliated Underlying Funds
•  Asset Allocation
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Equity Securities Risk
•  Common Stocks
•  Value Stocks
•  Growth Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Medium Capitalization Companies
•  Securities of Small Capitalization Companies
•  Preferred Stocks
•  Fixed Income Securities Risk
•  Non-Investment Grade Fixed Income Securities (High-Yield or “Junk Bonds”)
•  U.S. and Non-U.S. Corporate Debt Securities Risk
•  Government Issued or Guaranteed Securities, U.S. Government Securities
•  Bank Obligations
•  Mortgage-Backed Securities
•  Agency Mortgage-Backed Securities
•  Privately-Issued Mortgage-Backed Securities
•  Asset-Backed Securities
•  Credit and Liquidity Enhancements
•  Repurchase Agreements
•  Dollar Rolls
•  Loans and Other Direct Indebtedness
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Non-U.S. Debt Securities
•  Brady Bonds
•  Yankee Bonds and Yankee CDs
•  Currency Risk
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Leveraging Risk
•  Counterparty Risk
•  Short Sales
•  Commodity Risk
•  Infrastructure Companies
•  MLPs
•   Depositary Receipts
•  Illiquid Securities
•  Liquidity Risk
• Large Redemptions
•  Risk Management
•  Rights, Warrants and Convertible Securities
•  Municipal Obligations
•  Variable and Floating Rate Securities
•   Emerging Markets Securities
•  Emerging Markets Debt
•  Synthetic Foreign Equity/Fixed Income Securities
•  Equity Linked Notes
•  Correlation Risk
•  Tax Risk
•  Subsidiary Risk
•  Real Estate Securities
•  REITs
•  Securities of Other Investment Companies
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Industry Concentration Risk
•  Exposing Cash Reserves to Appropriate Markets
•  Index Replication and Sampling Risk
•  Securities Lending
• Operational Risk
86

Fund	Principal Risks	Non-Principal Risks
Moderate Strategy Fund
•  Investing in Affiliated Underlying Funds
•  Asset Allocation
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Equity Securities Risk
•  Common Stocks
•  Value Stocks
•  Growth Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Medium Capitalization Companies
•  Securities of Small Capitalization Companies
•  Preferred Stocks
•  Fixed Income Securities Risk
•  Non-Investment Grade Fixed Income Securities (High-Yield or “Junk Bonds”)
•  U.S. and Non-U.S. Corporate Debt Securities Risk
•  Government Issued or Guaranteed Securities, U.S. Government Securities
•  Bank Obligations
•  Mortgage-Backed Securities
•  Agency Mortgage-Backed Securities
•  Privately-Issued Mortgage-Backed Securities
•  Asset-Backed Securities
•  Credit and Liquidity Enhancements
•  Repurchase Agreements
•  Dollar Rolls
•  Loans and Other Direct Indebtedness
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Non-U.S. Debt Securities
•  Emerging Markets Securities
•  Brady Bonds
•  Yankee Bonds and Yankee CDs
•  Currency Risk
•  Synthetic Foreign Equity/Fixed Income Securities
•  Equity Linked Notes
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Leveraging Risk
•  Counterparty Risk
•  Short Sales
•  Commodity Risk
•  Real Estate Securities
•  REITs
•  Infrastructure Companies
•  MLPs
•  Depositary Receipts
•  Illiquid Securities
•  Liquidity Risk
• Large Redemptions
•  Risk Management
•  Securities of Micro Capitalization Companies and Companies with Capitalization Smaller than the Russell 2000® Index
•  Rights, Warrants and Convertible Securities
•  Municipal Obligations
•  Variable and Floating Rate Securities
•  Emerging Markets Debt
•  Correlation Risk
•  Tax Risk
•  Subsidiary Risk
•  Securities of Other Investment Companies
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Industry Concentration Risk
•  Exposing Cash Reserves to Appropriate Markets
•  Index Replication and Sampling Risk
•  Securities Lending
• Operational Risk
87

Fund	Principal Risks	Non-Principal Risks
Balanced Strategy Fund
•  Investing in Affiliated Underlying Funds
•  Asset Allocation
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Equity Securities Risk
•  Common Stocks
•  Value Stocks
•  Growth Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Medium Capitalization Companies
•  Securities of Small Capitalization Companies
•  Preferred Stocks
•  Fixed Income Securities Risk
•  Non-Investment Grade Fixed Income Securities (High-Yield or “Junk Bonds”)
•  U.S. and Non-U.S. Corporate Debt Securities Risk
•  Government Issued or Guaranteed Securities, U.S. Government Securities
•  Bank Obligations
•  Mortgage-Backed Securities
•  Agency Mortgage-Backed Securities
•  Privately-Issued Mortgage-Backed Securities
•  Asset-Backed Securities
•  Credit and Liquidity Enhancements
•  Repurchase Agreements
•  Dollar Rolls
•  Loans and Other Direct Indebtedness
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Non-U.S. Debt Securities
•  Emerging Markets Securities
•  Brady Bonds
•  Yankee Bonds and Yankee CDs
•  Currency Risk
•  Synthetic Foreign Equity/Fixed Income Securities
•  Equity Linked Notes
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Leveraging Risk
•  Counterparty Risk
•  Short Sales
•  Commodity Risk
•  Real Estate Securities
•  REITs
•  Infrastructure Companies
•  MLPs
•  Depositary Receipts
•  Illiquid Securities
•  Liquidity Risk
• Large Redemptions
•  Risk Management
•  Securities of Micro Capitalization Companies and Companies with Capitalization Smaller than the Russell 2000® Index
•  Rights, Warrants and Convertible Securities
•  Municipal Obligations
•  Variable and Floating Rate Securities
•  Emerging Markets Debt
•  Correlation Risk
•  Tax Risk
•  Subsidiary Risk
•  Securities of Other Investment Companies
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Industry Concentration Risk
•  Exposing Cash Reserves to Appropriate Markets
•  Index Replication and Sampling Risk
•  Securities Lending
• Operational Risk
88

Fund	Principal Risks	Non-Principal Risks
Growth Strategy Fund
•  Investing in Affiliated Underlying Funds
•  Asset Allocation
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Equity Securities Risk
•  Common Stocks
•  Value Stocks
•  Growth Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Medium Capitalization Companies
•  Securities of Small Capitalization Companies
•  Preferred Stocks
•  Fixed Income Securities Risk
•  Non-Investment Grade Fixed Income Securities (High-Yield or “Junk Bonds”)
•  U.S. and Non-U.S. Corporate Debt Securities Risk
•  Government Issued or Guaranteed Securities, U.S. Government Securities
•  Bank Obligations
•  Mortgage-Backed Securities
•  Agency Mortgage-Backed Securities
•  Privately-Issued Mortgage-Backed Securities
•  Asset-Backed Securities
•  Credit and Liquidity Enhancements
•  Repurchase Agreements
•  Dollar Rolls
•  Loans and Other Direct Indebtedness
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Non-U.S. Debt Securities
•  Emerging Markets Securities
•  Brady Bonds
•  Yankee Bonds and Yankee CDs
•  Currency Risk
•  Synthetic Foreign Equity/Fixed Income Securities
•  Equity Linked Notes
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Leveraging Risk
•  Counterparty Risk
•  Short Sales
•  Commodity Risk
•  Real Estate Securities
•  REITs
•  Infrastructure Companies
•  MLPs
•  Depositary Receipts
•  Illiquid Securities
•  Liquidity Risk
• Large Redemptions
•  Risk Management
•  Securities of Micro Capitalization Companies and Companies with Capitalization Smaller than the Russell 2000® Index
•  Rights, Warrants and Convertible Securities
•  Municipal Obligations
•  Variable and Floating Rate Securities
•  Emerging Markets Debt
•  Correlation Risk
•  Tax Risk
•  Subsidiary Risk
•  Securities of Other Investment Companies
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Industry Concentration Risk
•  Exposing Cash Reserves to Appropriate Markets
•  Index Replication and Sampling Risk
•  Securities Lending
• Operational Risk
89

Fund	Principal Risks	Non-Principal Risks
Equity Growth Strategy Fund
•  Investing in Affiliated Underlying Funds
•  Asset Allocation
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Equity Securities Risk
•  Common Stocks
•  Value Stocks
•  Growth Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Medium Capitalization Companies
•  Securities of Small Capitalization Companies
•  Preferred Stocks
•  Fixed Income Securities Risk
•  Non-Investment Grade Fixed Income Securities (High-Yield or “Junk Bonds”)
•  U.S. and Non-U.S. Corporate Debt Securities Risk
•  Government Issued or Guaranteed Securities, U.S. Government Securities
•  Bank Obligations
•  Credit and Liquidity Enhancements
•  Loans and Other Direct Indebtedness
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Synthetic Foreign Equity/Fixed Income Securities
•  Equity Linked Notes
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Leveraging Risk
•  Counterparty Risk
•  Short Sales
•  Commodity Risk
•  Real Estate Securities
•  REITs
•  Infrastructure Companies
•  MLPs
•  Depositary Receipts
•  Illiquid Securities
•  Liquidity Risk
• Large Redemptions
•  Risk Management
•  Securities of Micro Capitalization Companies and Companies with Capitalization Smaller than the Russell 2000® Index
•  Rights, Warrants and Convertible Securities
•  Variable and Floating Rate Securities
•  Repurchase Agreements
•  Correlation Risk
•  Tax Risk
•  Subsidiary Risk
•  Securities of Other Investment Companies
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Industry Concentration Risk
•  Exposing Cash Reserves to Appropriate Markets
•  Index Replication and Sampling Risk
•  Securities Lending
• Operational Risk
90

Underlying Fund	Principal Risks	Non-Principal Risks
Russell U.S. Core Equity Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Value Stocks
•  Growth Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Medium Capitalization Companies
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Depositary Receipts
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Securities of Small Capitalization Companies
•  Preferred Stock
•  Rights, Warrants and Convertible Securities
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Counterparty Risk
•  Securities of Other Investment Companies
•  REITs
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Index Replication and Sampling Risk
•  Securities Lending
• Operational Risk
Russell U.S. Quantitative Equity Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Securities of Medium Capitalization Companies
•  Securities of Small Capitalization Companies
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Leveraging Risk
•  Counterparty Risk
•  Short Sales
•  REITs
•  Depositary Receipts
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Preferred Stock
•  Rights, Warrants and Convertible Securities
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Securities of Other Investment Companies
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk

91

Effective August 15, 2012 the Russell U.S. Quantitative Equity Fund risk table will be replaced with the Russell U.S. Defensive Equity Fund risk table as follows:

Underlying Fund	Principal Risks	Non-Principal Risks
Russell U.S. Defensive Equity Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Defensive Stocks
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Medium Capitalization Companies
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Securities of Small Capitalization Companies
•  Preferred Stock
•  Rights, Warrants and Convertible Securities
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Counterparty Risk
•  Securities of Other Investment Companies
•  REITs
•  Depositary Receipts
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk
Russell U.S. Small Cap Equity Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Value Stocks
•  Growth Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Small Capitalization Companies
•  Securities of Micro Capitalization Companies
•   Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  REITs
•  Depositary Receipts
•  Liquidity Risk
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Securities of Companies with Capitalization Smaller than the Russell 2000® Index
•  Preferred Stock
•  Rights, Warrants and Convertible Securities
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Counterparty Risk
•  Securities of Other Investment Companies
•  Illiquid Securities
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk
92

Underlying Fund	Principal Risks	Non-Principal Risks
Russell Commodity Strategies Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Fixed Income Securities Risk
•  Non-Investment Grade Fixed Income Securities (High Yield or “Junk Bonds”)
•  Government Issued or Guaranteed Securities, U.S. Government Securities
•  Bank Obligations
•  Municipal Obligations
•  U.S. and Non-U.S. Corporate Debt Securities Risk
•  Mortgage-Backed Securities
•  Agency Mortgage-Backed Securities
•  Privately-Issued Mortgage-Backed Securities
•  Asset-Backed Securities
•  Non-U.S. Securities
•  Non-U.S. Fixed Income Securities
•  Emerging Markets Debt
•  Currency Risk
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Leveraging Risk
•  Counterparty Risk
•  Commodity Risk
•  Correlation Risk
•  Tax Risk
•  Subsidiary Risk
•  Liquidity Risk
•  Non-Diversification Risk
• Large Redemptions
•  Equity Securities
•  Common Stocks
•  Preferred Stocks
•  Convertible Securities
•  Commercial Paper
•  Securities of Other Investment Companies
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
• Operational Risk
93

Underlying Fund	Principal Risks	Non-Principal Risks
Russell Global Infrastructure Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Securities of Medium Capitalization Companies
•  Securities of Small Capitalization Companies
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Currency Trading Risk
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Counterparty Risk
•  Infrastructure Companies
•  MLPs
•  Liquidity Risk
•  Large Redemptions
•  Non-Diversification Risk
• Exposing Cash Reserves to Appropriate Markets
•  Preferred Stocks
•  Rights, Warrants and Convertible Securities
•  Synthetic Foreign Equity/Fixed Income Securities
•  Equity Linked Notes
•  Securities of Other Investment Companies
•  REITs
•  Depositary Receipts
•  Illiquid Securities
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk
Russell Global Real Estate Securities Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Securities of Medium Capitalization Companies
•  Securities of Small Capitalization Companies
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Currency Trading Risk
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Counterparty Risk
•  Real Estate Securities
•  REITs
•  Liquidity Risk
•  Large Redemptions
•  Industry Concentration Risk
• Exposing Cash Reserves to Appropriate Markets
•  Preferred Stocks
•  Rights, Warrants and Convertible Securities
•  Securities of Other Investment Companies
•  Depositary Receipts
•  Illiquid Securities
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk
94

Underlying Fund	Principal Risks	Non-Principal Risks
Russell Global Equity Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Value Stocks
•  Growth Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Medium Capitalization Companies
•  Securities of Small Capitalization Companies
•  Preferred Stocks
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Counterparty Risk
•  Depositary Receipts
•  Liquidity Risk
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Rights, Warrants and Convertible Securities
•  Synthetic Foreign Equity/Fixed Income Securities
•  Equity Linked Notes
•  Securities of Other Investment Companies
•  REITs
•  Illiquid Securities
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk
95

Underlying Fund	Principal Risks	Non-Principal Risks
Russell International Developed Markets Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Value Stocks
•  Growth Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Medium Capitalization Companies
•  Securities of Small Capitalization Companies
•  Preferred Stocks
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Counterparty Risk
•  Depositary Receipts
•  Liquidity Risk
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Rights, Warrants and Convertible Securities
•  Synthetic Foreign Equity/Fixed Income Securities
•  Equity Linked Notes
•  Securities of Other Investment Companies
•  REITs
•  Illiquid Securities
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk
96

Underlying Fund	Principal Risks	Non-Principal Risks
Russell Emerging Markets Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Value Stocks
•  Growth Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Medium Capitalization Companies
•  Securities of Small Capitalization Companies
•  Preferred Stocks
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Counterparty Risk
•  Depositary Receipts
•  Illiquid Securities
•  Liquidity Risk
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Rights, Warrants and Convertible Securities
•  Synthetic Foreign Equity/Fixed Income Securities
•  Equity Linked Notes
•  Securities of Other Investment Companies
•  REITs
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk
97

Underlying Fund	Principal Risks	Non-Principal Risks
Russell Global Opportunistic Credit Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Fixed Income Securities Risk
•  Non-Investment Grade Fixed Income Securities (High Yield or “Junk Bonds”)
•  U.S. and Non-U.S. Corporate Debt Securities Risk
•  Government Issued or Guaranteed Securities, U.S. Government Securities
•  Variable and Floating Rate Securities
•  Credit and Liquidity Enhancements
•  Repurchase Agreements
•  Loans and other Direct Indebtedness
•  Credit Linked Notes, Credit Options and Similar Investments
•  Non-U.S. Securities
•  Non-U.S. Fixed Income Securities
•  Emerging Markets Debt
•  Brady Bonds
•  Yankee Bonds and Yankee CDs
•  Currency Risk
•  Synthetic Foreign Equity/Fixed Income Securities
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Leveraging Risk
•  Counterparty Risk
•  Illiquid Securities
•  Liquidity Risk
•  Large Redemptions
•  Non-Diversification Risk
• Exposing Cash Reserves to Appropriate Markets
•  Preferred Stock
•  Rights, Warrants and Convertible Securities
•  Municipal Obligations
•  Securities of Other Investment Companies
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Index Replication and Sampling Risk
•  Securities Lending
• Operational Risk
98

Underlying Fund	Principal Risks	Non-Principal Risks
Russell Strategic Bond Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Fixed Income Securities Risk
•  Non-Investment Grade Fixed Income Securities (High Yield or “Junk Bonds”)
•  U.S. and Non-U.S. Corporate Debt Securities Risk
•  Government Issued or Guaranteed Securities, U.S. Government Securities
•  Variable and Floating Rate Securities
•  Mortgage-Backed Securities
•  Agency Mortgage-Backed Securities
•  Privately-Issued Mortgage-Backed Securities
•  Asset-Backed Securities
•  Credit and Liquidity Enhancements
•  Repurchase Agreements
•  Dollar Rolls
•  Loans and other Direct Indebtedness
•  Non-U.S. Securities
•  Non-U.S. Fixed Income Securities
•  Emerging Markets Debt
•  Yankee Bonds and Yankee CDs
•  Currency Risk
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Leveraging Risk
•  Counterparty Risk
•  Illiquid Securities
•  Liquidity Risk
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Municipal Obligations
•  Brady Bonds
•  Securities of Other Investment Companies
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk
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Underlying Fund	Principal Risks	Non-Principal Risks
Russell Investment Grade Bond
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Fixed Income Securities Risk
•  U.S. and Non-U.S. Corporate Debt Securities Risk
•  Government Issued or Guaranteed Securities, U.S. Government Securities
•  Variable and Floating Rate Securities
•  Mortgage-Backed Securities
•  Asset-Backed Securities
•  Credit and Liquidity Enhancements
•  Repurchase Agreements
•  Dollar Rolls
•  Loans and other Direct Indebtedness
•  Non-U.S. Securities
•  Non-U.S. Fixed Income Securities
•  Emerging Markets Debt
•  Yankee Bonds and Yankee CDs
•  Currency Risk
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Leveraging Risk
•  Counterparty Risk
•  Illiquid Securities
•  Liquidity Risk
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Municipal Obligations
•  Brady Bonds
•  Securities of Other Investment Companies
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk
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Underlying Fund	Principal Risks	Non-Principal Risks
Russell Short Duration Bond Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Fixed Income Securities Risk
•  Non-Investment Grade Fixed Income Securities (High Yield or “Junk Bonds”)
•  U.S. and Non-U.S. Corporate Debt Securities Risk
•  Government Issued or Guaranteed Securities, U.S. Government Securities
•  Variable and Floating Rate Securities
•  Mortgage-Backed Securities
•  Agency Mortgage-Backed Securities
•  Privately-Issued Mortgage-Backed Securities
•  Asset-Backed Securities
•  Credit and Liquidity Enhancements
•  Repurchase Agreements
•  Dollar Rolls
•  Loans and other Direct Indebtedness
•  Non-U.S. Securities
•  Non-U.S. Fixed Income Securities
•  Emerging Markets Debt
•  Yankee Bonds and Yankee CDs
•  Currency Risk
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Leveraging Risk
•  Counterparty Risk
•  Illiquid Securities
•  Liquidity Risk
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Municipal Obligations
•  Brady Bonds
•  Securities of Other Investment Companies
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk

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Effective August 15, 2012, the Russell U.S. Dynamic Equity Fund (known as the Russell U.S. Growth Fund until August 15, 2012) and the Russell Multi-Strategy Alternative Fund will be new Underlying Funds.

Underlying Fund	Principal Risks	Non-Principal Risks
Russell U.S. Dynamic Equity Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Growth Stocks
•  Value Stocks
•  Dynamic Stocks
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Medium Capitalization Companies
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Leveraging Risk
•  Counterparty Risk
•  Short Sales
•  Depositary Receipts
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Securities of Small Capitalization Companies
•  Preferred Stocks
•  Rights, Warrants and Convertible Securities
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Securities of Other Investment Companies
•  REITs
•  Illiquid Securities
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk
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Fund	Principal Risks		Non-Principal Risks
Russell Multi-Strategy Alternative Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Medium Capitalization Companies
•  Securities of Small Capitalization Companies
•  Securities of Micro Capitalization Companies and Companies with Capitalization Smaller that the Russell 2000 Index
•  Preferred Stocks
•  Rights, Warrants and Convertible Securities
•  Fixed Income Securities Risk
•  Non-Investment Grade Fixed Income Securities (High-Yield or “Junk Bonds”)
•  U.S. and Non-U.S. Corporate Debt Securities Risk
•  Government Issued or Guaranteed Securities, U.S. Government Securities
•  Bank Obligations
•  Money Market Securities and Commercial Paper
•  Debt Securities Guaranteed Pursuant to Government Guarantees
•  Asset-Backed Commercial Paper
•  Variable and Floating Rate Securities
•  Mortgage-Backed Securities
•  Agency Mortgage-Backed Securities
•  Privately-Issued Mortgage-Backed Securities
•  Asset-Backed Securities
•  Demand Notes
• Dollar Rolls
•  Loans and Other Direct Indebtedness
•  Credit Linked Notes, Credit Options and Similar Investments
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Non-U.S. Fixed Income Securities
•  Emerging Markets Securities
•  Emerging Markets Debt
•  Yankee Bonds and Yankee CDs
•  Currency Risk
•  Equity Linked Notes
•  Derivatives (Future Contracts, Options, Forwards and Swaps)
•  Currency Trading Rick
•  Leveraging Risk
•  Counterparty Risk
•  Short Sales
•  Commodity Risk
•  Tax Risk
•  Subsidiary Risk
•  Securities of Other Investment Companies
•  Real Estate Securities
•  REITs
•  Depositary Receipts
•  Illiquid Securities
•  Liquidity Risk
•  High Portfolio Turnover Risk
•  Large Redemptions
•  Exposing Cash Inflows to Appropriate Markets
•  Distressed Securities Risk
• New Fund Risk
•  Repurchase Agreements
•  Reverse Repurchase Agreements
•  Brady Bonds
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk

In order to determine which risks are principal or non-principal risks for a Fund or Underlying Fund, please refer to the table above.

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The principal risks of investing in the Funds are those associated with:

Investing in Affiliated Underlying Funds

Since the assets of each Fund are invested principally in shares of the Underlying Funds, the investment performance of each Fund is directly related to the investment performance of the Underlying Funds in which it invests. The Funds have no control over the Underlying Funds’ investment strategies. Because RIMCo’s profitability on the Underlying Funds varies from fund to fund, in determining the allocation of each fund of funds among the Underlying Funds, RIMCo may be deemed to have a conflict of interest. RIMCo, however, is a fiduciary to the Fund and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.

Asset Allocation

Neither the Funds nor RIMCo can offer any assurance that the asset allocation of a Fund will either maximize returns or minimize risks. Nor can the Funds or RIMCo offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor. A Fund’s ability to achieve its investment goal depends upon RIMCo’s skill in determining a Fund’s asset class allocation and in selecting the best mix of Underlying Funds. The value of your investment may decrease if RIMCo’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style or Underlying Fund is incorrect. Asset allocation decisions might also result in a Fund having exposure, indirectly through its investments in the Underlying Funds, to asset classes, countries or regions, or industries or groups of industries that underperform other management styles. The Fund’s risk profile with respect to particular asset classes, countries and regions, and industries is not expected to change based on RIMCo’s asset allocation decisions.

The Funds are exposed to the same risks as the Underlying Funds in direct proportion to the allocation of their assets among the Underlying Funds. The following are the risks associated with investing in the Underlying Funds which are also risks of investing in the Funds as a result of their investment in the Underlying Funds:

Multi-Manager Approach

While the investment styles employed by an Underlying Fund’s money managers are intended to be complementary, they may not in fact be complementary. The interplay of the various strategies employed by an Underlying Fund’s multiple money managers may result in an Underlying Fund holding a concentration of certain types of securities. This concentration may be beneficial or detrimental to an Underlying Fund’s performance depending upon the performance of those securities and the overall economic environment. The money managers selected for an Underlying Fund may underperform the market generally or other money managers that could have been selected for that Fund. The multi-manager approach could increase an Underlying Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to an Underlying Fund’s portfolio securities, higher brokerage commissions and other transaction costs.

Active Management Risk

Actively managed investment portfolios are subject to management risk. Despite strategies designed to achieve a Fund’s investment objective, the values of investments will change with market conditions, and so will the value of any investment in an Underlying Fund. Investments in an Underlying Fund could be lost or an Underlying Fund could underperform other investments.

  Security Selection

The securities or instruments chosen by RIMCo or a money manager to be in an Underlying Fund’s portfolio may not perform as the Underlying Fund’s money managers expect. Security or instrument selection risk may cause an Underlying Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.

  Risk Management

There is no guarantee that RIMCo will effectively assess an Underlying Fund’s risk factor exposures and it is possible that its judgments regarding an Underlying Fund’s risk profile may prove incorrect. In addition, actions taken for risk management purposes may be ineffective and/or cause the Underlying Fund to underperform other funds with similar investment objectives and investment strategies in the short- and/or long-term. An Underlying Fund may also experience relative underperformance if the market rewards certain

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factor exposures and not others for a period of time. Proprietary and third party quantitative models are generally backward-looking or use historical data to generate forecasts which could result in incorrect assessments of the level of risk in an Underlying Fund’s portfolio or ineffective adjustments to an Underlying Fund’s portfolio characteristics. The models may also be flawed and may cause the Underlying Fund to underperform other funds with similar objectives and strategies.

Equity Securities Risk

The value of equity securities fluctuates in response to general market and economic conditions (market risk) and in response to the fortunes of individual companies (company risk). Therefore, the value of an investment in the Underlying Funds that hold equity securities may decrease. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. Also, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on stock markets. Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can adversely affect the price of equity securities. These developments and changes can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general.

  Common Stocks

The value of common stocks will rise and fall in response to the activities of the company that issued the stock, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds will take precedence over the claims of owners of common stocks.

  Value Stocks

Investments in value stocks are subject to the risks of common stocks, as well as the risks that (i) their intrinsic values may never be realized by the market or (ii) such stock may turn out not to have been undervalued.

  Growth Stocks

Investments in growth stocks are subject to the risks of common stocks. Growth company stocks generally provide minimal dividends which could otherwise offset the impact of a market decline. The value of growth company stocks may rise and fall significantly based, in part, on investors’ perceptions of the company, rather than on fundamental analysis of the stocks.

  Market-Oriented Investments

Market-oriented investments are subject to the risks of common stocks, as well as the risks associated with growth and value stocks.

  Quantitative Investing

Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes from the factors’ historical trends. Quantitative analysis may not work as anticipated or produce the desired results. Additionally, commonality of holdings across quantitative money managers may amplify losses.

  Fundamental Investing

In fundamental analysis, securities are selected based on an evaluation of a company’s future earnings potential, security valuations, financial quality and business momentum. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected in the security’s price.

  Securities of Medium Capitalization Companies

Investments in securities of medium capitalization companies are subject to the risks of common stocks. However, investments in medium capitalization companies may involve greater risks than those associated with larger, more established companies. Securities of such issuers may be thinly traded, and thus, difficult to buy and sell in the market. These companies often have narrower markets, more limited operating or business history, more limited product lines, and more limited managerial or financial resources than larger, more

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established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of an Underlying Fund’s portfolio.

  Securities of Small Capitalization Companies

Investments in securities of small capitalization companies are subject to the risks of common stocks, including the risks of investing in securities of medium capitalization companies. However, investments in small capitalization companies may involve greater risks, as, generally, the smaller the company size, the greater these risks.

  Securities of Micro Capitalization Companies and Companies with Capitalization Smaller than the Russell® 2000 Index

Investments in securities of micro capitalization companies and companies with capitalization smaller than the Russell 2000® Index are subject to the risks of common stocks, including the risks of investing in securities of medium and small capitalization companies. However, investments in such companies may involve greater risks, as, generally, the smaller the company size, the greater these risks. In addition, micro capitalization companies and companies with capitalization smaller than the Russell 2000® Index may be newly formed with more limited track records and less publicly available information.

  Preferred Stocks

Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price. Preferred stock does not usually have voting rights. The absence of voting rights may result in approval by the holders of the common stock of a corporate action to restructure a company for the benefit of the holders of the common stock to the detriment of the holders of the preferred stocks.

  Rights, Warrants and Convertible Securities

Rights and warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Rights are similar to warrants but typically have shorter durations and are offered to current stockholders of the issuer. Changes in the value of a right or a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a right or a warrant may be more volatile than the price of its underlying security, and a right or a warrant may offer greater potential for capital loss.

Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject to both the credit and interest rate risks associated with fixed income securities and to the market risk associated with common stock.

Fixed Income Securities Risk

Fixed income securities generally are subject to the following risks: (i) Interest rate risk which is the risk that prices of fixed income securities generally rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of fixed income securities fall. Expectations of higher inflation generally cause interest rates to rise. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration; (ii) Market risk which is the risk that the value of fixed income securities fluctuates in response to general market and economic conditions; (iii) Company Risk which is the risk that the value of fixed income securities fluctuates in response to the fortunes of individual companies; (iv) Credit and default risk which is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk which are often reflected in credit ratings. Fixed income securities may be downgraded in credit rating or go into default. While all fixed income securities are subject to credit risk, lower-rated bonds and bonds with longer final maturities generally have higher credit risks and higher risk of default; (v) Inflation risk which is the risk that the present value of a security will be less in the future if inflation decreases the value of money.

Specific types of fixed income securities are also subject to additional risks which are described below.

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  Non-Investment Grade Fixed Income Securities (High-Yield or “Junk Bonds”)

Although lower rated debt securities generally offer a higher yield than higher rated debt securities, they involve higher risks, higher volatility and higher risk of default than investment grade bonds. They are especially subject to:

  Adverse changes in general economic conditions and in the industries in which their issuers are engaged,
  Changes in the financial condition of their issuers and
  Price fluctuations in response to changes in interest rates.

As a result, issuers of lower rated debt securities are more likely than other issuers to miss principal and interest payments or to default which could result in a loss to an Underlying Fund.

  U.S. and Non-U.S. Corporate Debt Securities Risk

U.S. and non-U.S. corporate debt securities are subject to the same risks as other fixed income securities, including interest rate risk and market risk. U.S. and non-U.S. corporate debt securities are also affected by perceptions of the creditworthiness and business prospects of individual issuers. The underlying company may be unable to pay interest or repay principal upon maturity, which could adversely affect the security’s market value. In addition, due to less publicly available financial and other information, less stringent securities regulation, war, and other adverse governmental actions, investments in non-U.S. corporate debt securities may expose the Underlying Funds to greater risk than investments in U.S. corporate debt securities.

  Government Issued or Guaranteed Securities, U.S. Government Securities

Bonds guaranteed by a government are subject to the same risks as other fixed income securities, including inflation risk, price depreciation risk and default risk. No assurance can be given that the U.S. government will provide financial support to certain U.S. government agencies or instrumentalities since it is not obligated to do so by law. Accordingly, bonds issued by U.S. government agencies or instrumentalities may involve risk of loss of principal and interest.

  Bank Obligations

An adverse development in the banking industry may affect the value of an Underlying Fund’s investments. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. Banks are subject to extensive but different government regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry. The banking industry may also be impacted by legal and regulatory developments, particularly the recently enacted financial reform legislation. The specific effects of such developments are not yet fully known.

  Municipal Obligations

Municipal obligations are subject to interest rate, credit and illiquidity risk and are affected by economic, business and political developments. The value of these securities, or an issuer’s ability to make payments, may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes.

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. In addition, the perceived increased likelihood of default among issuers of municipal bonds has resulted in increased illiquidity, increased price volatility and credit downgrades of such issuers.

  Variable and Floating Rate Securities

A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a specified margin above or below the prime rate of a specified bank or some similar objective

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standard, such as the yield on the 90–day U.S. Treasury Bill rate, and may change as often as daily. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if the interest rates increase. Inverse floating rate securities, which are securities whose interest rate bears an inverse relationship to the interest rate on another security, may also exhibit greater price volatility than a fixed rate obligation with similar credit quality.

  Mortgage-Backed Securities

The value of mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the mortgages underlying the securities. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, an Underlying Fund has exposure to prime loans, subprime loans, Alt-A loans and/or non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to prime, subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of an Underlying Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

  Agency Mortgage-Backed Securities

Certain MBS may be issued or guaranteed by the U.S. government or a government sponsored entity, such as Fannie Mae (the Federal National Mortgage Association) or Freddie Mac (the Federal Home Loan Mortgage Corporation). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

  Privately-Issued Mortgage-Backed Securities

MBS held by an Underlying Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-governmental MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes and other risks than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

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Unlike MBS issued or guaranteed by the U.S. government or a government sponsored entity, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in an Underlying Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

  Asset-Backed Securities

Asset-backed securities may include MBS, loans (such as auto loans or home equity lines of credit), receivables or other assets. The value of an Underlying Fund’s asset-backed securities may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying asset-backed securities have become an increasing risk for asset-backed securities that are secured by home-equity loans related to subprime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.

Asset-backed securities (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the

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underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. An Underlying Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require an Underlying Fund to dispose of any then existing holdings of such securities.

  Credit and Liquidity Enhancements

Third parties may issue credit and/or liquidity enhancements, including letters of credit, for certain fixed income or money market securities held by the Underlying Funds. Liquidity enhancements may be used to shorten the maturity of the debt obligation through a demand feature. Adverse changes in a guarantor’s credit quality if contemporaneous with adverse changes in the guaranteed security could cause losses to an Underlying Fund and may affect its net asset value. The use of credit and liquidity enhancements exposes an Underlying Fund to counterparty risk, which is the risk that the entity issuing the credit and/or liquidity enhancement may not be able to honor its financial commitments.

  Repurchase Agreements

Repurchase agreements may be considered a form of borrowing for some purposes and their use involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, an Underlying Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities that are collateral for a loan by an Underlying Fund not within its control and therefore the realization by an Underlying Fund on such collateral may be automatically stayed. Finally, it is possible that an Underlying Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.

  Dollar Rolls

An Underlying Fund may enter into dollar rolls subject to its limitations on borrowings. A dollar roll involves the sale of a security by an Underlying Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. An Underlying Fund will segregate or “earmark” liquid assets to cover its obligations under dollar rolls. Dollar rolls may create leveraging risk for an Underlying Fund.

  Loans and Other Direct Indebtedness

Loans and other direct indebtedness involve the risk that an Underlying Fund will not receive payment of principal, interest and other amounts due in connection with these investments, which depend primarily on the financial condition of the borrower. Certain of the loans and the other direct indebtedness acquired by an Underlying Fund may involve revolving credit facilities or other standby financing commitments which obligate an Underlying Fund to pay additional cash on a certain date or on demand.

As an Underlying Fund may be required to rely upon another lending institution to collect and pass on to the Underlying Fund amounts payable with respect to the loan and to enforce the Underlying Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Underlying Fund from receiving such amounts. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to an Underlying Fund.

In purchasing loans or loan participations, an Underlying Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with the interposed bank or other financial intermediary. If the corporate borrower defaults on its obligations, an Underlying Fund may end up owning the underlying collateral.

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  Credit Linked Notes, Credit Options and Similar Investments

Credit linked notes are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a “reference instrument”). In addition to the credit risk associated with the reference instrument and interest rate risk, the buyer and seller of a credit linked note or similar structured investment are subject to counterparty risk. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. These transactions involve counterparty risk.

Non-U.S. Securities

An Underlying Fund’s return and net asset value may be significantly affected by political or economic conditions and regulatory requirements in a particular country. Non-U.S. markets, economies and political systems may be less stable than U.S. markets, and changes in exchange rates of foreign currencies can affect the value of an Underlying Fund’s foreign assets. Non-U.S. laws and accounting standards in some cases may not be as comprehensive as they are in the U.S. and there may be less public information available about foreign companies. Non-U.S. securities markets may be less liquid and have fewer transactions than U.S. securities markets and taxes and transaction costs may be higher. Additionally, international markets may experience delays and disruptions in securities settlement procedures for an Underlying Fund’s portfolio securities. Investments in foreign countries could be affected by potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the U.S.

  Non-U.S. Equity Securities

Non-U.S. equity securities are subject to all of the risks of equity securities generally, but can involve additional risks relating to political, economic or regulatory conditions in foreign countries. Less information may be available about foreign companies than about domestic companies, and foreign companies generally may not be subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.

  Non-U.S. Fixed Income Securities

An Underlying Fund’s non-U.S. fixed income securities are typically obligations of sovereign governments and corporations. As with any fixed income securities, non-U.S. fixed income securities are subject to the risk of being downgraded in credit rating and to the risk of default. To the extent that an Underlying Fund invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Underlying Fund will generally have more exposure to regional economic risks associated with these foreign investments.

  Emerging Markets Securities

Investing in emerging markets securities can pose some risks different from, and greater than, risks of investing in U.S. or developed markets securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability, than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Underlying Funds. Emerging market securities may be subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures for an Underlying Fund’s portfolio securities. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

  Emerging Markets Debt

An Underlying Fund’s emerging markets debt securities may include obligations of governments and corporations. As with any fixed income securities, emerging markets debt securities are subject to the risk of being downgraded in credit rating and to the risk of default. In the event of a default on any

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investments in foreign debt obligations, it may be more difficult for an Underlying Fund to obtain or to enforce a judgment against the issuers of such securities. With respect to debt issued by emerging market governments, such issuers may be unwilling to pay interest and repay principal when due, either due to an inability to pay or submission to political pressure not to pay, and as a result may default, declare temporary suspensions of interest payments or require that the conditions for payment be renegotiated.

  Brady Bonds

Brady Bonds involve various risk factors including residual risk (i.e., the risk of losing the uncollateralized interest and principal amounts on the bonds) and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds will not be subject to restructuring arrangements or to requests for new credit, which may cause a loss of interest or principal on any of the holdings.

  Yankee Bonds and Yankee CDs

Non-U.S. corporations and banks issuing dollar denominated instruments in the U.S. (Yankee Bonds or Yankee CDs) are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This complicates efforts to analyze these securities, and may increase the possibility that a non-U.S. corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments.

  Currency Risk

Foreign (non-U.S.) securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time due to market events, actions of governments or their central banks or political developments in the U.S. or abroad. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of an Underlying Fund. Securities held by an Underlying Fund which are denominated in U.S. dollars are still subject to currency risk.

  Synthetic Foreign Equity/Fixed Income Securities (also referred to as International Warrants, Local Access Products, Participation Notes or Low Exercise Price Warrants)

International warrants are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive a cash payment relating to the value of the underlying security or securities. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to liquidity risk, currency risk and the risks associated with investments in non-U.S. securities. In the case of any exercise of the instruments, there may be a time delay between the time a holder gives instructions to exercise and the time the price of the security or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date may be affected by certain market disruption events which could cause the local access products to become worthless if the events continue for a period of time.

  Equity Linked Notes

An equity linked note is a note, typically issued by a company or financial institution, whose performance is tied to a single stock or a basket of stocks. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate. Equity linked notes are generally subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and counterparty risk.

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Derivatives (Futures Contracts, Options, Forwards and Swaps)

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Various derivative instruments are described in more detail under “Other Financial Instruments Including Derivatives” in the Statement of Additional Information. Derivatives are typically used as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. Derivatives may also be used for leverage, to facilitate the implementation of an investment strategy or to take a net short position with respect to certain issuers, sectors or markets. Certain Underlying Funds may also use derivatives to pursue a strategy to be fully invested or to seek to manage portfolio risk.

The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities, physical commodities or other investments. Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Investments in a derivative instrument could lose more than the principal amount invested. Also, appropriate derivative transactions may not be available in all circumstances and there can be no assurance that an Underlying Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Participation in the options or futures markets, as well as the use of various swap instruments and forward contracts, involves investment risks and transaction costs to which an Underlying Fund would not be subject absent the use of these strategies. If an Underlying Fund’s predictions of movements in the direction of the securities, currencies, interest rate or commodities markets are inaccurate, the adverse consequences to an Underlying Fund may leave the Underlying Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts, options on futures contracts, forwards and swaps include: (i) dependence on the ability to predict correctly movements in the direction of securities prices, currency rates, interest rates or commodities prices; (ii) imperfect correlation between the price of the derivative instrument and the underlying asset, reference rate or index; (iii) the fact that skills needed to use these strategies are different from those needed for traditional portfolio management; (iv) the absence of a liquid secondary market for any particular instrument at any time; (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; (vi) for over-the-counter derivative products and structured notes, additional credit risk, the risk of counterparty default and the risk of failing to correctly evaluate the creditworthiness of the company on which the derivative is based and (vii) the possible inability of an Underlying Fund to purchase or sell a portfolio holding at a time that otherwise would be favorable for it to do so, or the possible need to sell the holding at a disadvantageous time, due to the requirement that the Underlying Fund maintain “cover” or collateral securities in connection with use of certain derivatives.

The entire amount invested in futures contracts could be lost. There also is no assurance that a liquid secondary market will exist for futures contracts and options in which an Underlying Fund may invest. An Underlying Fund limits its investment in futures contracts so that the notional value (meaning the stated contract value) of the futures contracts does not exceed the net assets of the Underlying Fund.

Furthermore, regulatory requirements to set aside liquid assets to meet obligations with respect to derivatives may result in an Underlying Fund being unable to purchase or sell securities or instruments when it would otherwise be favorable to do so, or in an Underlying Fund needing to sell holdings at a disadvantageous time. An Underlying Fund may also be unable to close out its positions when desired. Investments in derivatives can cause an Underlying Fund to be more volatile and can result in significant losses. Certain derivatives have the potential for unlimited loss. Derivatives may also be used for leverage, in which case their use would involve leveraging risk.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the money manager may wish to retain an Underlying Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. There is no assurance that an Underlying Fund will engage in derivatives transactions at any time or from time to time. The ability to use derivatives may also be limited by certain regulatory and tax considerations.

The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person may hold or

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control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. In addition, the Dodd-Frank Act requires the CFTC to establish speculative position limits on listed futures and options on physical commodities (including certain energy, metals and agricultural products) and economically equivalent over-the-counter (“OTC”) derivatives. The Dodd-Frank Act also requires the CFTC to establish position limits for swap transactions that are economically equivalent to futures or options contracts on physical commodities. Regulatory action taken by the CFTC to establish these additional position limits may adversely affect the market liquidity of the futures, options and economically equivalent derivatives in which the Funds may invest. With respect to hedging positions, the Underlying Funds believe that these trading and positions limits will not have an adverse impact on its hedging strategies. However, it is possible that positions held by an Underlying Fund may have to be liquidated in order to avoid exceeding such limits. Such modification or liquidation, if required, could adversely affect the operations and performance of an Underlying Fund.

Currency Trading Risk

Certain Underlying Funds may engage in foreign currency transactions to hedge against uncertainty in the level of future exchange rates and/or to effect investment transactions to generate returns consistent with an Underlying Fund’s investment objectives and strategies (i.e., speculative currency trading strategies). Foreign currency exchange transactions will be conducted on either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts (“forward contract”) to purchase or sell currency at a future date. Certain Underlying Funds may also enter into options on foreign currency. Currency spot, forward and option prices are highly volatile and forward, spot and option contracts may be illiquid. Such prices are influenced by, among other things: changing supply and demand relationships; government trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; and changes in interest rates. From time to time, governments intervene directly in these markets with the specific intention of influencing such prices. Currency trading may also involve economic leverage (i.e., the Underlying Fund may have the right to a return on its investment that exceeds the return that the Underlying Fund would expect to receive based on the amount contributed to the investment), which can increase the gain or the loss associated with changes in the value of the underlying instrument. Forward currency contracts are subject to the risk that should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, dollar rolls, borrowing, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions and short sales. The use of derivatives may also create leveraging risk. An Underlying Fund will segregate or “earmark” liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause an Underlying Fund to be more volatile than if the Underlying Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of an Underlying Fund’s portfolio securities.

Counterparty Risk

Counterparty risk is the risk that the other party(s) in an agreement or a participant to a transaction, such as a broker or swap counterparty, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the delivery conditions of the contract or transaction. Counterparty risk is inherent in many transactions, including, but not limited to, transactions involving over-the-counter derivatives, repurchase agreements, securities lending, short sales, credit and liquidity enhancements and equity or commodity-linked notes.

Short Sales

Certain Underlying Funds will enter into short sales pursuant to a limited long-short strategy. In a short sale, the seller ( i.e. , the Fund) sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. The Underlying Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Underlying Fund must return the borrowed security. The Underlying Fund will realize a gain if the

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security declines in price between those dates. The making of short sales exposes the Underlying Fund to the risk of liability equal to the market value of the security that is sold (the amount of which liability increases as the market value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.

Although the Underlying Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. When the Underlying Fund makes a short sale, the Underlying Fund may use all or a portion of the cash proceeds of short sales to purchase other securities or for any other permissible Fund purpose. To the extent necessary to meet collateral requirements, the Underlying Fund is required to pledge assets in a segregated account maintained by the Fund’s custodian for the benefit of the broker. The Underlying Fund also may use securities it owns to meet any such collateral obligations. Until the Underlying Fund returns a borrowed security in connection with a short sale, the Underlying Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current requirement under Regulation T promulgated by the Board of Governors of the Federal Reserve System under the authority of sections 7 and 8 of the Securities Exchange Act of 1934, as amended; or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC (e.g., by taking an offsetting long position in the security sold short).

If the Underlying Fund’s prime broker fails to make or take delivery of a security as part of a short sale transaction, or fails to make a cash settlement payment, the settlement of the transaction may be delayed and the Underlying Fund may lose money.

Commodity Risk

Exposure to the commodities markets may subject the Russell Commodity Strategies Fund to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or sectors affecting a particular industry or commodity (such as drought, floods, weather, livestock disease, embargoes or tariffs) and international economic, political and regulatory developments. Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Underlying Fund’s net asset value), and there can be no assurance that the Underlying Fund’s use of leverage will be successful. Different sectors of commodities, including precious metals, base metals, energy and agricultural commodities, may have very different risk characteristics and different levels of volatility. Even within a given sector of a commodity (e.g., energy commodities), there can be significant differences in volatility and correlation between different commodity contracts (e.g., crude oil vs. natural gas), and similarly there can be significant differences in volatility and correlation between contracts expiring at different dates. In addition, the purchase of derivative instruments linked to one type of commodity and the sale of another (i.e., “basis spreads” or “product spreads”), or the purchase of contracts expiring at one date and the sale of contracts expiring at another (i.e., “calendar spreads”) may expose the Underlying Fund to additional risk, which could cause the Underlying Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.

  Correlation Risk

Changes in the value of a hedging instrument may not match those of the investment being hedged. Commodity-linked structured notes may be structured in a way that results in the Russell Commodity Strategies Fund’s performance significantly diverging from the DJ–UBS Index.

  Tax Risk

The Russell Commodity Strategies Fund gains exposure to the commodity markets through investments in commodity-linked derivative instruments, including commodity index-linked structured notes, swap agreements, commodity options and futures. The Underlying Fund also intends to gain exposure indirectly to commodities markets by investing in the Subsidiary, which may invest in commodity index-linked securities and other commodity-linked securities and derivative instruments. In order for the Underlying Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”), the Underlying Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. However,

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the IRS has also issued private letter rulings to other taxpayers in which the IRS specifically concluded that income from certain commodity-linked notes is qualifying income and that income derived from a wholly-owned subsidiary will also constitute qualifying income. Although those private letter rulings can be relied on only by the taxpayers to whom they were issued, based on the reasoning in such rulings, the Underlying Fund may seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in the Subsidiary. The Underlying Fund has also requested its own such private letter ruling, although the IRS currently has suspended the issuance of such rulings pending further internal review. There can be no assurance that the IRS will issue the requested ruling to the Underlying Fund, or that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. The ability of the Underlying Fund to qualify for favorable regulated investment company status under the Code could be jeopardized if the Fund were unable to treat its income from commodity-linked notes and the Subsidiary as qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives and the Underlying Fund’s investments in the Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Underlying Fund’s taxable income or any gains and distributions made by the Underlying Fund.

  Subsidiary Risk

By investing in the Subsidiary, the Russell Commodity Strategies Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments, although the investment programs followed by the Fund and the Subsidiary are not identical. The derivatives and other investments that will be held by the Subsidiary are generally similar to those that are permitted to be held by the Underlying Fund and will be subject to the same risks that apply to similar investments if held directly by the Underlying Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, although the Subsidiary is subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund, the Subsidiary is not subject to all the investor protection of the 1940 Act. Furthermore, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Underlying Fund and/or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information and could adversely affect the Underlying Fund.

Securities of Other Investment Companies

If an Underlying Fund invests in other investment companies, shareholders will bear not only their proportionate share of the Fund’s or an Underlying Fund’s expenses (including operating expenses and the fees of the adviser), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of an Underlying Fund but also to the portfolio investments of the underlying investment companies.

Real Estate Securities

Just as real estate values go up and down, the value of the securities of companies involved in the industry, and in which an Underlying Fund invests, also fluctuates. An Underlying Fund that invests in real estate securities is also indirectly subject to the risks associated with direct ownership of real estate. Additional risks include declines in the value of real estate, changes in general and local economic and real estate market conditions, changes in debt financing availability and terms, increases in property taxes or other operating expenses and changes in tax laws and interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.

  REITs

REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit. Moreover, the underlying portfolios of REITs may not be diversified, and therefore subject to the risk of investing in a limited number of properties. REITs are also dependent upon management skills and are subject to heavy cash flow dependency, defaults by tenants, self-liquidation and the possibility of failing either to qualify for tax-free pass-through of income under federal tax laws or to maintain their exemption from certain federal securities laws. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

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Infrastructure Companies

Investments in infrastructure-related companies have greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, the effects of surplus capacity, increased competition from other providers of services in a developing deregulatory environment, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, government budgetary constraints, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Other factors that may affect the operations of infrastructure-related companies include innovations in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company’s products, increased susceptibility to terrorist acts or political actions, risks of environmental damage due to a company’s operations or an accident, and general changes in market sentiment towards infrastructure and utilities assets.

MLPs

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Underlying Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for Federal income tax purposes.

Depositary Receipts

Depositary receipts are securities traded on a local stock exchange that represent interests in securities issued by a foreign publicly-listed company. Depositary receipts have the same currency and economic risks as the underlying shares they represent. They are affected by the risks associated with the underlying non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. The value of depositary receipts will rise and fall in response to the activities of the company that issued the securities represented by the depositary receipts, general market conditions and/or economic conditions. Also, if there is a rise in demand for the underlying security and it becomes less available to the market, the price of the depositary receipt may rise, causing an Underlying Fund to pay a premium in order to obtain the desired depositary receipt. Conversely, changes in foreign market conditions or access to the underlying securities could result in a decline in the value of the depositary receipt. The Underlying Funds may invest in both sponsored and unsponsored depositary receipts, which are purchased through “sponsored” and “unsponsored” facilities, respectively. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without the participation of the issuer of the underlying security. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Illiquid Securities

An illiquid security is one that does not have a readily available market or that is subject to resale restrictions, possibly making it difficult to sell in the ordinary course of business within seven days at approximately the value at which the Underlying Fund has valued it. An Underlying Fund with an investment in an illiquid security may not be able to sell the security quickly and at a fair price, which could cause the Underlying Fund to realize losses on the security if the security is sold at a price lower than that at which it had been valued. An illiquid security may also have large price volatility.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the

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conditions of a particular issuer or a security’s underlying collateral. In such cases, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, an Underlying Fund may be unable to achieve its desired level of exposure to a certain sector. Also, the market price of certain investments may fall dramatically if there is no liquid trading market. To the extent that an Underlying Fund’s principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, an Underlying Fund will tend to have the greatest exposure to liquidity risk. Additionally, fixed income securities can become difficult to sell, or less liquid, for a variety of reasons, such as lack of a liquid trading market.

Market Volatility

Financial markets have recently exhibited substantial instability and volatility. Volatile financial markets can expose an Underlying Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by an Underlying Fund. RIC has established procedures to value instruments for which market prices may not be readily available. RIMCo will monitor developments in financial markets and seek to manage each Underlying Fund in a manner consistent with achieving each Underlying Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Economic and Market Events Risk

Global economies and financial markets are becoming increasingly interconnected and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. For example, regional, economic or political instability or natural disasters may impact issuers across various countries, regions and markets. The severity or duration of such conditions may be affected by policy changes made by governments or quasi-governmental organizations. Economic and market events may not have the same impact on all types of securities and a Fund’s investments could underperform other types of investments.

Government Intervention in and Regulation of Financial Markets

Recent instability in the financial markets has led the governments across the globe to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The effects of such action are not yet fully known. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take additional actions that affect the regulation of the instruments in which a Fund  and Underlying Funds invests, or the issuers of such instruments, in ways that are unforeseeable. Future legislation or regulation may also change the way in which a Fund  and Underlying Funds are regulated. Such legislation or regulation could limit or preclude a Fund’s and Underlying Funds’ ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s and Underlying Funds’ portfolio holdings.

The value of an Underlying Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances. In the event of such a disturbance, issuers of securities held by an Underlying Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. It is not certain whether governments would intervene in response to future market disturbances and the effect of any such future intervention cannot be predicted.

Increased Government Debt

Total U.S. public debt as a percentage of gross domestic product has grown rapidly since the beginning of the recent financial downturn. U.S. government agencies project that the U.S. will continue to maintain high debt levels in the near future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

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A high national debt level may increase market pressures to meet government funding needs, by driving debt cost higher, causing the U.S. Treasury to sell additional debt with shorter maturity periods, and increasing refinancing risk. A high national debt also raises concerns that the U.S. government will be unable to pay investors at maturity. Unsustainable debt levels could cause declines in currency valuations and prevent the U.S. government from implementing effective fiscal policy.

On August 5, 2011 Standard & Poor’s Ratings Services (“S&P”) lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade, the S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. The ultimate impact of the downgrade is uncertain, but it may lead to increased interest rates and market volatility. Because certain Underlying Funds invest in securities supported by the full faith and credit of the U.S. government, the market prices and yields of such securities may be adversely affected by the S&P’s downgrade.

Large Redemptions

Large redemption activity could result in an Underlying Fund being forced to sell portfolio securities at a loss or before its money managers would otherwise decide to do so. Periods of market illiquidity may exacerbate this risk for fixed income and money market funds. Large redemptions in an Underlying Fund may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to an Underlying Fund’s portfolio securities, higher brokerage commissions and other transaction costs. The Underlying Funds are used as investments for funds of funds which have the same investment adviser as the Funds. The Underlying Funds may also be used as investments in asset allocation programs sponsored by certain Financial Intermediaries. The Underlying Funds may have a large percentage of their Shares owned by such funds of funds or through such asset allocation programs. Should RIMCo or such Financial Intermediary change investment strategies or investment allocations such that fewer assets are invested in an Underlying Fund or an Underlying Fund is no longer used as an investment, that Underlying Fund could experience large redemptions of its Shares.

Non-Diversification Risk

A non-diversified fund is subject to additional risk. To the extent an Underlying Fund invests a relatively high percentage of its assets in the securities of a single issuer or group of issuers, an Underlying Fund’s performance will be more vulnerable to changes in the market value of the single issuer or group of issuers, and more susceptible to risks associated with a single economic, political or regulatory occurrence, than it would be if the Underlying Fund were a diversified fund.

Industry Concentration Risk

Underlying Funds that concentrate their investments in a single industry carry a much greater risk of adverse developments in that industry than funds that invest in a wide variety of industries. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments.

Exposing Cash Reserves to Appropriate Markets

By exposing its cash reserves to the performance of certain markets by purchasing equity securities (in the case of equity funds) or fixed income securities (in the case of fixed income funds) and/or derivatives, an Underlying Fund’s performance tends to correlate more closely to the performance of that market as a whole. This approach increases an Underlying Fund’s performance if the particular market rises and reduces an Underlying Fund’s performance if the particular market declines. However, the performance of these instruments may not correlate precisely to the performance of the corresponding market and RIMCo or a money manager may not effectively select instruments to gain market exposure. As a result, while the goal is to achieve market returns, this strategy may underperform the applicable market.

Index Replication and Sampling Risk

Index replication strategies seek to purchase the securities in an index or subset of an index in order to track the index’s or index subset’s performance. Unlike index replication strategies, index sampling strategies do not seek to fully replicate an index or an index subset in order to track the index’s or index subset’s performance and an Underlying Fund utilizing such a strategy may hold securities not included in the index and may not hold all the securities included in the index.  An Underlying Fund utilizing an index replication or sampling strategy may hold constituent securities of an index regardless of the current or projected performance of a specific security or a particular industry or market sector.

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Maintaining investments in securities regardless of the performance of individual securities or market conditions could cause an Underlying Fund’s return to be lower than if the Underlying Fund employed an active strategy with respect to that portion of its portfolio.  An Underlying Fund utilizing an index replication or sampling strategy is subject to the risk that the strategy may not produce the intended result.  Additionally, the portion of an Underlying Fund’s portfolio utilizing an index replication or sampling strategy is subject to “tracking error” risk.  Tracking error risk is the risk that the performance of the portion of an Underlying Fund’s portfolio utilizing an index replication or sampling strategy will differ from the performance of the index or index subset it seeks to track.

Securities Lending

If a borrower of an Underlying Fund’s securities fails financially, the Underlying Fund’s recovery of the loaned securities may be delayed or the Underlying Fund may lose its rights to the collateral, which could result in a loss to the Underlying Fund. While securities are on loan, an Underlying Fund is subject to: the risk that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, the risk that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, the risk that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, the risk that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, the risk that the return of loaned securities could be delayed and could interfere with portfolio management decisions and the risk that any efforts to recall the securities for purposes of voting may not be effective.

Operational Risk

An investment in the Underlying Funds, like any funds, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers. While the Underlying Funds seek to minimize such events through controls and oversight, there may still be failures that could cause losses to an Underlying Fund.

After the modification of the allocation to the Underlying Funds on August 15, 2012, the following are additional risks that will be associated with investing in the Underlying Funds which are also risks of investing in the Funds as a result of their investment in the Underlying Funds:

Defensive Stocks

(Russell U.S. Defensive Equity Fund)

Investments in defensive stocks are subject to the risks of common stocks. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks. Defensive stocks may also underperform the broad market in declining markets and over various market periods. The relative performance of stocks selected pursuant to a defensive style may fluctuate over time. Defensive stocks may not consistently exhibit the defensive characteristics for which they were selected.

Dynamic Stocks

(Russell U.S. Dynamic Equity Fund)

Investments in dynamic stocks are subject to the risks of common stocks. In declining markets, dynamic stocks are likely to underperform growth, value and defensive stocks. Dynamic stocks have higher than average stock price volatility and may experience sharp declines in value. Generally, securities with higher price volatility are considered riskier investments than securities with lower price volatility. Dynamic companies may experience a heightened risk of bankruptcy. There is no guarantee that a money manager will effectively assess a company’s potential for stock price appreciation and it is possible that its judgments may prove incorrect. Dynamic investing tends to have an overweight to medium capitalization stocks.

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Multi-Manager Approach

(Russell Multi-Strategy Alternative Fund)

While the investment strategies employed by an Underlying Fund’s money managers are intended to be complementary, they may not in fact be complementary. The interplay of the various strategies employed by an Underlying Fund’s multiple money managers may result in n Underlying Fund holding a concentration of certain types of securities. This concentration may be beneficial or detrimental to an Underlying Fund’s performance depending upon the performance of those securities and the overall economic environment. The money managers selected for an Underlying Fund may underperform the market generally or other money managers that could have been selected for the Underlying Fund. For the Russell Multi-Strategy Alternative Fund, the degree of correlation among money managers’ investment strategies and the market as a whole will vary as a result of market conditions and other factors, and some money managers will have a greater degree of correlation with each other and with the market than others. The success of the Fund’s investment strategy depends on, among other things, both RIMCo’s skill in selecting money managers and allocating assets to those money managers and on a money manager’s skill in executing the relevant investment strategy and selecting investments for the Fund.

Short Sales

(Russell Multi-Strategy Alternative Fund)

The Russell Multi-Strategy Alternative Fund will enter into short sales and certain of the Fund’s money managers may utilize a short-only strategy. In a short sale, the seller ( i.e. , the Fund) sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. The Underlying Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Underlying Fund must return the borrowed security. The Underlying Fund will realize a gain if the security declines in price between those dates. The making of short sales exposes the Underlying Fund to the risk of liability equal to the market value of the security that is sold (the amount of which liability increases as the market value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.

Although the Underlying Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. When the Underlying Fund makes a short sale, the Underlying Fund may use all or a portion of the cash proceeds of short sales to purchase other securities or for any other permissible Fund purpose. To the extent necessary to meet collateral requirements, the Underlying Fund is required to pledge assets in a segregated account maintained by the Fund’s custodian for the benefit of the broker. The Underlying Fund also may use securities it owns to meet any such collateral obligations. Until the Underlying Fund returns a borrowed security in connection with a short sale, the Underlying Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current requirement under Regulation T promulgated by the Board of Governors of the Federal Reserve System under the authority of sections 7 and 8 of the Securities Exchange Act of 1934, as amended; or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC (e.g., by taking an offsetting long position in the security sold short).

If the Underlying Fund’s prime broker fails to make or take delivery of a security as part of a short sale transaction, or fails to make a cash settlement payment, the settlement of the transaction may be delayed and the Underlying Fund may lose money.

Tax Risk

(Russell Multi-Strategy Alternative Fund)

The Russell Multi-Strategy Alternative Fund gains direct exposure to the commodity markets through investments in commodity-linked derivative instruments (including futures and options contracts with respect to indexes or individual commodities, options on futures contracts, swap agreements and swaptions), exchange traded funds, exchange traded notes and commodity-linked structured notes. The Underlying Fund also intends to gain exposure indirectly to

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commodities markets by investing in the Subsidiary, which may invest in commodity-linked securities and derivative instruments. In order for the Underlying Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”), the Underlying Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. However, the IRS has also issued private letter rulings to other taxpayers in which the IRS specifically concluded that income from certain commodity-linked notes is qualifying income and that income derived from a wholly-owned subsidiary will also constitute qualifying income. Although those private letter rulings can be relied on only by the taxpayers to whom they were issued, based on the reasoning in such rulings, the Underlying Fund may seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in the Subsidiary. The Fund has not received its own private letter ruling as to the treatment of income from such investments as qualifying income, and the IRS currently has suspended the issuance of such rulings pending further internal review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. The ability of the Fund to qualify for favorable regulated investment company status under the Code could be jeopardized if the Fund were unable to treat its income from commodity-linked notes and the Subsidiary as qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives and the Underlying Fund’s investments in the Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Underlying Fund’s taxable income or any gains and distributions made by the Underlying Fund.

Reverse Repurchase Agreements

(Russell Multi-Strategy Alternative Fund)

A reverse repurchase agreement is a transaction whereby the Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security’s market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of the Fund, equal in value to the repurchase price, including any accrued interest, will be segregated on the Fund’s records while a reverse repurchase agreement is in effect. Reverse repurchase agreements are subject to the risk that the other party may fail to return the security in a timely manner or at all. The Fund may lose money if the market value of the security transferred by the Fund declines below the repurchase price. Reverse repurchase agreements may be considered a form of borrowing for some purposes.

High Portfolio Turnover Risk

(Russell Multi-Strategy Alternative Fund)

The Russell Multi-Strategy Alternative Fund will likely engage in active and frequent trading, which may result in higher portfolio turnover rates, higher transaction costs and realization of short-term capital gains that will generally be taxable to shareholders as ordinary income. The Underlying Fund’s multi-manager approach may also increase the Underlying Fund’s portfolio turnover rates. As a result, the Underlying Fund’s portfolio turnover rates may be far higher than that of a typical mutual fund.

Exposing Cash Inflows to Appropriate Markets

(Russell Multi-Strategy Alternative Fund)

From time to time, RIMCo may equitize cash received from large subscriptions on a short-term basis pending allocation of such cash to the money managers. In such cases, RIMCo would expose such cash inflows to the performance of appropriate markets by purchasing equity securities and/or derivatives, which typically include index futures contracts. This is intended to cause such cash to perform as though it were actually invested in those markets. This approach increases an Underlying Fund’s performance if the particular market rises and reduces an Underlying

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Fund’s performance if the particular market declines. However, the market performance of these instruments may not correlate precisely to the performance of the corresponding market or RIMCo may not effectively select instruments to gain market exposure. As a result, while the goal is to achieve market returns, this strategy may underperform the applicable market.

Distressed Securities

(Russell Multi-Strategy Alternative Fund)

Distressed securities are securities of issuers that are experiencing significant financial or business difficulties. Investments in distressed securities may be considered speculative and may involve substantial risks not normally associated with investments in healthier companies, including the increased possibility that adverse business, financial or economic conditions will cause the issuer to default or initiate insolvency proceedings. Investments in distressed securities inherently have more credit risk than investments in non-distressed issuers, and the degree of risk associated with particular distressed securities may be difficult or impossible to determine. Distressed securities may also be illiquid, difficult to value and experience extreme price volatility. In the event that an issuer of distressed securities defaults or initiates insolvency proceedings, the Underlying Fund may lose all of its investments, or it may be required to accept cash or securities with a value less than the Underlying Fund’s original investment.

New Fund Risk

(Russell Multi-Strategy Alternative Fund)

The Russell Multi-Strategy Alternative Fund is a new fund which may result in additional risk. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time. You should consider your own investment goals, time horizon and risk tolerance before investing in any Fund.

PORTFOLIO TURNOVER

Portfolio turnover measures how frequently securities held by a fund are bought and sold. The portfolio turnover rates for multi-manager funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager. Each of the Underlying Fund’s money managers makes decisions to buy or sell securities independently from other money managers. Thus, one money manager for an Underlying Fund may be selling a security when another money manager for the Underlying Fund is purchasing the same security. Also, when an Underlying Fund replaces a money manager, the new money manager may significantly restructure the investment portfolio. These practices may increase an Underlying Fund’s portfolio turnover rate which may result in higher levels of realized gains or losses with respect to an Underlying Fund’s portfolio securities, higher brokerage commissions and other transaction costs. Brokerage commissions and transaction costs will reduce Underlying Fund performance. The annual portfolio turnover rates for each of the Underlying Funds, which in certain cases exceed 100%, are shown in the Financial Highlights tables in the Prospectuses of the Underlying Funds.

PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes substantially all of its net income and net capital gains to shareholders each year.

Income Dividends

The amount and frequency of distributions are not guaranteed; all distributions are at the Board’s discretion. Currently, the Board intends to declare dividends from net investment income, if any, for each Fund on a quarterly basis, with payment being made in April, July, October and December. Each Fund receives income distributions from the Underlying Funds. An additional distribution of net investment income may be declared and paid by a Fund if required to avoid the imposition of a federal tax on the Fund.

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Capital Gains Distributions

The Board will declare capital gains distributions (both short-term and long-term) once a year in mid-December to reflect any net short-term and net long-term capital gains, if any, realized by a Fund in the prior fiscal year. An additional distribution may be declared and paid by a Fund if required to avoid the imposition of a federal tax on the Fund. Distributions that are declared in October, November or December to shareholders of record in such months, and paid in January of the following year, will be treated for tax purposes as if received on December 31 of the year in which they were declared.

In addition, each Fund receives capital gains distributions from the Underlying Funds. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, each Fund may generate capital gains through rebalancing its portfolio to meet its Underlying Fund allocation percentages.

Buying a Dividend

If you purchase Shares just before a distribution, you will pay the full price for the Shares and receive a portion of the purchase price back as a taxable distribution. This is called “buying a dividend.” Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of the net asset value of a Fund, regardless of whether you reinvested the dividends. To avoid “buying a dividend,” check a Fund’s distribution dates before you invest.

Automatic Reinvestment

Your dividends and other distributions will be automatically reinvested at the closing net asset value on the record date, in additional Fund Shares, unless you elect to have the dividends or distributions paid in cash or invested in another Fund. You may change your election by delivering written notice no later than ten days prior to the record date to your Financial Intermediary.

additional information about TAXES

In general, distributions from a Fund are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Shares or receive them in cash. Any long-term capital gains distributed by a Fund are taxable to you as long-term capital gains no matter how long you have owned your Shares. Early each year, you will receive a statement that shows the tax status of distributions you received for the previous year.

If you are an individual investor, a portion of the dividends you receive from a Fund may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund or an Underlying Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations. For taxable years beginning after December 31, 2012, the special rates for qualified dividend income will no longer apply, and such income will be taxed at ordinary income rates.

When you sell or exchange Shares, you may have capital gains or losses. Any losses you incur if you sell or exchange Shares that you have held for six months or less will be treated as long-term capital losses, but only to the extent that the Fund has paid you long-term capital gains dividends with respect to those Shares during that period. The tax rate on any gains from the sale or exchange of your Shares depends on how long you have held your Shares.

No Fund makes any representation as to the amount or variability of its capital gains distributions which may vary as a function of several factors including, but not limited to, gains and losses related to the sale of securities, prevailing dividend yield levels, general market conditions, shareholders’ redemption patterns and Fund cash equitization activity.

The Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of the long-term capital gains of either the Funds or Underlying Funds will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, will be taxed as ordinary income.

A Fund cannot use gains distributed by one Underlying Fund to offset losses in another Underlying Fund. Redemptions of shares in an Underlying Fund, including those resulting from allocation changes, could also cause additional distributable gains to shareholders, a portion of which may be short-term capital gains distributable as ordinary

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income. Further, a portion of any losses on Underlying Fund share redemptions may be deferred under the “wash sale” rules. As a result of these factors, the Funds’ “fund-of-funds” structure could affect the amount, timing and character of distributions to shareholders. For taxable years beginning before December 22, 2010, the Funds will also not be able to pass through from the Underlying Funds any potential benefit from the foreign tax credit or tax-exempt interest. For taxable years beginning after December 22, 2010, a Fund may pass through foreign tax credits or tax-exempt interest from the Underlying Funds provided that at least 50% of the Fund’s assets at the end of each quarter of the taxable year consists of investments in other regulated investment companies.

Fund distributions and gains from the sale or exchange of your Shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate taxes. For Fund taxable years beginning after 2004 and before 2012 (or a later date if extended by Congress), a portion of Fund distributions received by a non-U.S. investor may be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains earned by a Fund or the Underlying Fund, if properly reported by the Fund. Also, for that same period, U.S. estate taxes may not apply to that portion of Shares held by a non-U.S. investor that is attributable to Fund assets consisting of certain debt obligations or other property treated as not within the United States for U.S. estate tax purposes. You should consult your tax professional about federal, state, local or foreign tax consequences of holding Shares.

If you are a corporate investor, a portion of the dividends you receive from a Fund may qualify for the corporate dividends received deduction.

By law, a Fund must withhold the legally required amount of your distributions and proceeds if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the IRS instructs the Fund to do so.

The tax discussion set forth above is included for general information only. You should consult your own tax adviser concerning the federal, state, local or foreign tax consequences of an investment in a Fund.

Additional information on these and other tax matters relating to each Fund and its shareholders is included in the section entitled “Taxes” in the Funds’ Statement of Additional Information.

Cost Basis Reporting

Effective January 1, 2012, Department of the Treasury regulations mandate cost basis reporting to shareholders and the Internal Revenue Service (“IRS”) for redemptions of Fund shares acquired on or after January 1, 2012 (“post-effective date shares”). If you acquire and hold shares directly with the Funds and not through a Financial Intermediary, RFSC will use a default average cost basis methodology for tracking and reporting your cost basis on post-effective date shares, unless you request, in writing, another cost basis reporting methodology.

Additionally, for redemptions of shares held directly with the Funds on or after January 1, 2012, unless you select specific share lots in writing at the time of redemption, RFSC will first relieve (i.e., identify the shares to be redeemed for purposes of determining cost basis) all shares acquired prior to January 1, 2012 (“pre-effective date shares”), before relieving any post-effective date shares.  You continue to be responsible for tracking cost basis, and appropriately reporting sales of pre-effective date shares to the IRS.  If RFSC has historically provided cost basis reporting on these pre-effective date shares, RFSC will continue to provide those reports.  However, no cost basis reporting will be provided to the IRS on the sale of pre-effective date shares.

If you acquire and hold shares through a Financial Intermediary, please contact your Financial Intermediary for information related to cost basis defaults, cost basis selection, and cost basis reporting.

You should consult your own tax advisor(s) when selecting your cost basis tracking and relief methodology.

HOW NET ASSET VALUE IS DETERMINED

Net Asset Value Per Share

The net asset value per share is calculated for Shares of each Class of each Fund on each business day on which Shares are offered or redemption orders are tendered. For each Fund, a business day is one on which the New York Stock Exchange (NYSE) is open for regular trading. Each Fund and each Underlying Fund determines net asset value at 4:00 p.m. Eastern Time or as of the close of the NYSE, whichever is earlier.

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The price of Fund Shares is computed by dividing the current value of a Fund’s assets (i.e., the Shares of the Underlying Funds at that day’s net asset value per share of such Underlying Fund) (less liabilities) by the number of Shares of the Fund outstanding and rounding to the nearest cent. Share value for purchase, redemption or exchange will be based on the net asset value next calculated after your order is received in good form (i.e., when all required documents and your check or wired funds are received) by a Fund or an authorized Fund agent. See “Additional Information About How to Purchase Shares,” “Additional Information About How to Redeem Shares” and “Exchange Privilege” for more information.

Valuation of Portfolio Securities

The Funds value their portfolio securities, the Shares of the Underlying Funds, at the current net asset value per share of each Underlying Fund.

The Underlying Funds value portfolio securities according to Board-approved securities valuation procedures and pricing services, which include market value procedures, fair value procedures and a description of the pricing services used by the Underlying Funds. Under the Board-approved securities valuation procedures, the Board has delegated the day-to-day valuation functions to RFSC. However, the Board retains oversight over the valuation process.

Money market fund securities are priced using the amortized cost method of valuation, as are debt obligation securities maturing within 60 days of the date of purchase, unless the Board determines that amortized cost does not represent market value of short-term debt obligations. Under this method, a portfolio instrument is initially valued at cost and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument. Investments in other investment companies are valued at their net asset value per share, calculated at 4:00 p.m. Eastern Time or as of the close of the NYSE, whichever is earlier. The circumstances under which these companies will use fair value pricing and the effects of using fair value pricing can be found in the other investment companies’ prospectuses.

Ordinarily, the Underlying Funds value each portfolio security based on market quotations provided by pricing services or brokers (when permitted by the market value procedures).

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Underlying Funds will use the security’s fair value, as determined in accordance with the fair value procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The fair value procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. The use of fair value pricing by an Underlying Fund may cause the net asset value of its Shares to differ significantly from the net asset value that would be calculated using current market values. Fair value pricing could also cause discrepancies between the daily movement of the value of Underlying Fund Shares and the daily movement of the benchmark index if the index is valued using another pricing method.

This policy is intended to assure that the Underlying Funds’ net asset values fairly reflect security values as of the time of pricing. Events or circumstances affecting the values of Underlying Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Underlying Fund Shares is determined may be reflected in the calculation of the net asset values for each applicable Underlying Fund (and each Fund which invests in such Underlying Fund) when the Underlying Fund deems that the particular event or circumstance would materially affect such Underlying Fund’s net asset value. Underlying Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Underlying Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Underlying Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the U.S. Securities Market (defined in the fair value procedures as the

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movement of a single major U.S. Index greater than a certain percentage) or other significant event; foreign market holidays if on a daily basis fund exposure exceeds 20% in aggregate (all closed markets combined); a company development such as a material business development; a natural disaster or emergency situation; or an armed conflict.

Because foreign securities can trade on non-business days, the net asset value of a Fund’s portfolio that includes an Underlying Fund which invests in foreign securities may change on days when shareholders will not be able to purchase or redeem Fund Shares.

CHOOSING A CLASS OF SHARES TO BUY

The Funds offer more than one Class of Shares. Each Class of Shares has different sales charges and expenses, allowing you to choose the Class that best meets your needs. Which Class is more beneficial to you depends on the amount and intended length of the investment.

Comparing the Funds’ Classes

Your Financial Intermediary can help you decide which Class of Shares meets your goals. Your Financial Intermediary may receive different compensation depending upon which Class of Shares you choose.

Each Class of Shares has its own sales charge and expense structure, which enables you to choose the Class of Shares (and pricing) that best meets your specific needs and circumstances. In making your decision regarding which Class of Shares may be best for you to invest in, please keep in mind that your Financial Intermediary may receive different compensation depending on the Class of Shares that you invest in and you may receive different services in connection with investments in different Classes of Shares. You should consult with your Financial Intermediary about the comparative pricing and features of each Class, the services available for shareholders in each Class, the compensation that will be received by the Financial Intermediary in connection with each Class and other factors that may be relevant to your decision as to which Class of Shares to buy.

Class A Shares
Initial sales charge	Up to 5.75%; reduced, waived or deferred for large purchases and certain investors
Deferred Sales Charge	1.00% on redemptions of Class A Shares made within 12 months of a purchase on which no front-end sales charge was paid and your Financial Intermediary was paid a commission by the Funds’ Distributor
Annual 12b-1 Fees	0.25% of average daily assets
Annual Shareholder Service Fees	None
Class C Shares
Initial Sales Charge	None
Deferred Sales Charge	None
Annual 12b-1 Fees	0.75% of average daily assets
Annual Shareholder Service Fees	0.25% of average daily assets
Class E and Class R2 Shares
Initial Sales Charge	None
Deferred Sales Charge	None
Annual 12b-1 Fees	None
Annual Shareholder Service Fees	0.25% of average daily assets
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Class R3 Shares
Initial sales charge	None
Deferred Sales Charge	None
Annual 12b-1 Fees	0.25% of average daily assets
Annual Shareholder Service Fees	0.25% of average daily assets
Class R1 and Class S Shares
Initial Sales Charge	None
Deferred Sales Charge	None
Annual 12b-1 Fees	None
Annual Shareholder Service Fees	None

FRONT-END SALES CHARGES

Class C, Class E, Class R1, Class R2, Class R3 and Class S Shares

Class C, Class E, Class R1, Class R2, Class R3 and Class S Shares of all Funds offered in this Prospectus are sold without an initial sales charge.

Class A Shares

Class A Shares are sold at the offering price, which is the net asset value plus a front-end sales charge. You pay a lower front-end sales charge as the size of your investment increases to certain levels. You do not pay a front-end sales charge on the Funds’ distributions of dividends or capital gains you reinvest in additional Class A Shares.

The table below shows the rate of front-end sales charge that you pay, depending on the amount that you purchase. The table below also shows the amount of compensation that is paid to your Financial Intermediary out of the front-end sales charge. This compensation includes commissions to Financial Intermediaries that sell Class A Shares. Financial Intermediaries may also receive the distribution fee payable on Class A Shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A Shares serviced by them.

	Front-end sales charge as % of		Financial Intermediary commission as % of offering price
Amount of Purchase	Offering Price	Net amount Invested
Less than $50,000	5.75	6.10	5.00
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $1,000,000	2.00	2.04	1.60
$1,000,000 or more	-0-	-0-	up to 1.00

Investments of $1,000,000 or more. You do not pay a front-end sales charge when you buy $1,000,000 or more of Shares of RIC Funds (other than the Russell Money Market Fund). However, if your Financial Intermediary was paid a commission by the Funds’ Distributor on those Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of 1.00%. Additional information on commissions paid to your Financial Intermediary on purchases of $1,000,000 or more is available in the Funds’ SAI.

Reducing Your Front-End Sales Charge. To receive a reduced front-end sales charge on purchases of Class A Shares as described below, you must notify your Financial Intermediary of your ability to qualify for a reduced front-end sales charge at the time your order for Class A Shares is placed.

Front-end Sales Charge Waivers. Purchases of Class A Shares may be made at net asset value without a front-end or deferred sales charge in the following circumstances. There is no commission paid to the Financial Intermediaries for Shares purchased under the following circumstances:

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1.	Sales to RIC trustees and employees of Russell (including retired trustees and employees), to the immediate families (as defined below) of such persons, or to a pension, profit-sharing or other benefit plan for such persons
2.	Offers of Class A Shares to any other investment company to effect the combination of such company with a Fund by merger, acquisition of assets or otherwise
3.	Sales to multi-participant employer sponsored Defined Contribution plans held in plan level accounts, excluding SEPs and SIMPLE-IRAs
4.	Sales to endowments or foundations with $50 million or more in assets
5.	Sales to current/retired registered representatives of broker-dealers having sales agreements with the Funds’ Distributor to sell Class A Shares of the Funds and sales to a current spouse or the equivalent thereof, child, step-child (with respect to current union only), parent, step-parent or parent-in-law of such registered representative or to a family trust in the name of such registered representative
6.	Accounts managed by a member of Russell Investments
7.	Shares purchased through accounts that are part of certain qualified fee-based programs

Moving Between Accounts. Under certain circumstances, you may transfer Class A Shares of a Fund from an account with one registration to an account with another registration within 90 days without incurring a front-end sales charge. For example, you may transfer Shares without paying a front-end sales load in the following cases:

  From a non-retirement account to an IRA or other individual retirement account
  From an IRA or other individual retirement account, such as a required minimum distribution, to a non-retirement account

In some cases, due to operational limitations or reporting requirements, you must redeem Shares from one account and purchase Shares in another account to achieve this type of transfer.

If you want to learn more about front-end sales charge waivers, contact your Financial Intermediary.

Aggregated Investments. The following types of accounts may be combined to qualify for reduced front-end sales charge including purchases made pursuant to rights of accumulation or letter of intent as described below:

The following accounts owned by you and/or a member of your immediate family (as defined below):

a.	Accounts held individually or jointly
b.	Those established under the Uniform Gift to Minors Act or Uniform Transfer to Minors Act
c.	IRA accounts and certain single participant retirement plan accounts
d.	Solely controlled business accounts
e.	Trust accounts benefiting you or a member of your immediate family

For purposes of aggregated investments, your immediate family includes your spouse, or the equivalent thereof, and your children and step-children under the age of 21.

Purchases made in nominee or street name accounts may NOT be aggregated with those made for other accounts and may NOT be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Rights of Accumulation (“ROA”) . Subject to the limitations described in the aggregation policy, you may combine current purchases of any RIC Fund (other than the Russell Money Market Fund) with your existing holdings of all RIC Funds (other than direct purchases into the Russell Money Market Fund) to determine your current front-end sales charge. Subject to your Financial Intermediary’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). You must notify your Financial Intermediary at the time an order is placed for a purchase or purchases which would qualify for the reduced front-end sales charge due to existing investments or other purchases. The reduced front-end sales charge may not be applied if such notification is not furnished at the time of the order.

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The value of all of your holdings in accounts established in calendar year 2007 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2007. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals.

For purchases to be aggregated for the purpose of qualifying for the ROA, they must be made on the same day through one Financial Intermediary. Your Financial Intermediary may require certain information to verify that the purchase qualifies for the reduced front-end sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all Shares purchased thereafter. Additional information is available from your Financial Intermediary.

Letter of Intent (“LOI”). A non-binding LOI allows you to combine purchases of Shares of any RIC Funds (other than the Russell Money Market Fund) you intend to make over a 13-month period with the market value of your current RIC Fund holdings (other than the Russell Money Market Fund) to determine the applicable front-end sales charge. Any appreciation of your current RIC Fund holdings and any Shares issued from reinvestment of dividends or capital gains will not be considered purchases made during the 13-month period. A portion of your account (up to 5%) will be held in escrow to cover additional Class A front-end sales charges that may be due. If you purchase less than the amount specified in the LOI and the LOI period expires or a full-balance redemption is requested during the LOI period, Shares in your account will be automatically redeemed to pay additional front-end sales charges that may be due. Class A Shares of the Funds held in plan or omnibus accounts are not eligible for an LOI unless the plan or omnibus account can maintain the LOI on their record keeping system. If the shareholder dies within the 13-month period, no additional front-end sales charges are required to be paid.

Exchange Privilege. Generally, exchanges between Class A Shares of the RIC Funds are not subject to a front-end sales charge. Class A Shares of the Russell Money Market Fund initially purchased without payment of a front-end sales charge will be subject to the applicable front-end sales charge when exchanged into Class A Shares of another RIC Fund. Exchanges may have the same tax consequences as ordinary sales and purchases. Please contact your Financial Intermediary and/or tax adviser for more detailed information.

Reinstatement Privilege. You may reinvest proceeds from a redemption or distribution of Class A Shares (other than money market funds) into Class A Shares of any RIC Fund without paying a front-end sales charge if such reinvestment is made within 90 days after the redemption or distribution date and the proceeds are invested in any related account eligible to be aggregated for Rights of Accumulation purposes. Proceeds will be reinvested at the net asset value next determined after receipt of your purchase order in proper form. For purposes of this Reinstatement Privilege, automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing individual retirement plan contributions are not eligible for reinstatement without a sales charge. The privilege may not be exercised if proceeds are subject to a purchase restriction as described in the section entitled “Frequent Trading Policies and Limitations on Trading Activity” and certain other restrictions may apply. Contingent deferred sales charges will be credited to your account at current net asset value following notification to the Fund by your Financial Intermediary.

Information about sales charges and sale charge waivers is available free of charge, on the Funds’ website at www.russell.com.

MORE ABOUT DEFERRED SALES CHARGES

You do not pay a front-end sales charge when you buy $1,000,000 or more of Shares of RIC Funds. However, if your Financial Intermediary was paid a commission by the Funds’ Distributor on Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of 1.00%. The 1.00% is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption. Class A Shares not subject to a deferred sales charge (those issued upon reinvestment of dividends or capital gains) are redeemed first followed by the Class A Shares you have held the longest. Exchanges between Class A Shares of the RIC Funds are not subject to a deferred sales charge.

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The deferred sales charge may be waived on:

  Shares sold within 12 months following the death or disability of a shareholder redemptions made in connection with the minimum required distribution from retirement plans or IRAs upon the attainment of age 70½
  a systematic withdrawal plan equaling no more than 1% of the account value per any monthly redemption involuntary redemptions
  redemptions of Class A Shares to effect a combination of a Fund with any investment company by merger, acquisition of assets or otherwise

All waivers of deferred sales charges are subject to confirmation of your status or holdings.

If you want to learn more about deferred sales charges, contact your Financial Intermediary.

DISTRIBUTION AND SHAREHOLDER SERVICES ARRANGEMENTS AND PAYMENTS TO FINANCIAL INTERMEDIARIES

The Funds offer multiple Classes of Shares in this Prospectus: Class A, Class C, Class E, Class R1, Class R2, Class R3 and Class S Shares. Class A Shares are discussed in the sections entitled “Choosing a Class of Shares to Buy,” “Front-End Sales Charges,” and “More About Deferred Sales Charges.”

Class A Shares participate in the Funds’ Rule 12b-1 distribution plan. Under the distribution plan, Class A Shares pay distribution fees of 0.25% annually for the sale and distribution of Class A Shares. The distribution fees are paid out of the Funds’ Class A Shares assets on an ongoing basis, and over time these fees will increase the cost of your investment in the Funds, and the distribution fee may cost an investor more than paying other types of sales charges.

Class C Shares participate in the Funds’ Rule 12b-1 distribution plan and in the Funds’ shareholder services plan. Under the distribution plan, the Funds’ Class C Shares pay distribution fees of 0.75% annually for the sale and distribution of Class C Shares. Under the shareholder services plan, the Funds’ Class C Shares pay shareholder services fees of 0.25% on an annualized basis for services provided to Class C shareholders. Because both of these fees are paid out of the Funds’ Class C Share assets on an ongoing basis, over time these fees will increase the cost of your investment in Class C Shares of the Funds, and the distribution fee may cost an investor more than paying other types of sales charges.

Class E and Class R2 Shares participate in the Funds’ shareholder services plan. Under the shareholder services plan, the Funds’ Class E and Class R2 Shares pay shareholder services fees of 0.25% on an annualized basis for services provided to Class E and Class R2 shareholders. The shareholder services fees are paid out of the Funds’ Class E and Class R2 Share assets on an ongoing basis, and over time these fees will increase the cost of your investment in the Funds.

Class R3 Shares participate in the Funds’ Rule 12b-1 distribution plan and in the Funds’ shareholder services plan. Under the distribution plan, the Class R3 Shares pay distribution fees of 0.25% annually for the sale and distribution of Class R3 Shares. Under the shareholder services plan, the Class R3 Shares pay shareholder services fees of 0.25% on an annualized basis for services provided to Class R3 shareholders. Because both of these fees are paid out of the Class R3 Share assets on an ongoing basis, over time these fees will increase the cost of an investment in Class R3 Shares of the Funds, and the distribution fee may cost an investor more than paying other types of sales charges.

Class R1 and Class S Shares do not participate in either the Funds’ distribution plan or the Funds’ shareholder services plan.

Financial Intermediaries may receive distribution compensation from the Funds’ Distributor with respect to Class A Shares of the Funds pursuant to the Funds’ Rule 12b-1 distribution plan.  Financial Intermediaries may receive distribution compensation and shareholder services compensation from the Funds’ Distributor with respect to Class C and Class R3 Shares of the Funds pursuant to the Funds’ Rule 12b-1 distribution plan and the Funds’ shareholder services plan. Financial Intermediaries may receive shareholder services compensation from the Funds’ Distributor with respect to Class E and Class R2 Shares of the Funds pursuant to the Funds’ shareholder services plan. These payments are reflected in the fees and expenses listed in the annual fund operating expenses table earlier in the Prospectus.

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In addition to the foregoing payments, RIMCo or the Funds’ Distributor may make cash payments, from its own resources, to key Financial Intermediaries (including those who may offer Fund Shares through specialized programs such as tax deferred retirement programs) in connection with distribution, which may include providing services intended to result in the sale of Fund Shares, or to pay a portion of costs related to, marketing support, account consolidation, education, transaction processing and/or administrative services support. These compensation arrangements may vary by Financial Intermediary and may increase as the dollar value of Fund Shares held through a particular Financial Intermediary increases. Because these payments are not made by the Funds, these payments are not reflected in the fees and expenses listed in the annual fund operating expenses table. Some of these payments are commonly referred to as “revenue sharing.” At times, such payments may create an incentive for a Financial Intermediary to recommend or make Shares of the Funds available to its customers and may allow the Funds greater access to the customers of the Financial Intermediary.

RFSC may also make cash payments, from its own resources, to key Financial Intermediaries (including those who may offer Fund Shares through specialized programs such as tax deferred retirement programs) to pay a portion of costs related to account consolidation, transaction processing and/or administrative services support. These compensation arrangements may vary by Financial Intermediary and may fluctuate based on the dollar value of Fund Shares held through a particular Financial Intermediary. Because these payments are not made by the Funds, these payments are not reflected in the fees and expenses listed in the annual fund operating expenses table. At times, such payments may create an incentive for a Financial Intermediary to recommend or make Shares of the Funds available to its customers and may allow the Funds greater access to the customers of the Financial Intermediary.

The Funds’ Distributor may pay or allow other promotional incentive payments to Financial Intermediaries to the extent permitted by the rules adopted by the SEC and the Financial Industry Regulatory Authority relating to the sale of mutual fund shares.

To enable Financial Intermediaries to provide a higher level of service and information to prospective and current Fund shareholders, the Funds’ Distributor also offers them a range of complimentary software tools and educational services. The Funds’ Distributor provides such tools and services from its own resources.

Ask your Financial Intermediary for additional information as to what compensation, if any, it receives from the Funds, the Funds’ Distributor or RIMCo.

additional information about HOW TO PURCHASE SHARES

Unless you are eligible to participate in a Russell employee investment program, Shares are only available through a select network of Financial Intermediaries. If you are not currently working with one of these Financial Intermediaries, please call 800-787-7354 for assistance in contacting an investment professional near you.

Class E and S Shares may only be purchased by:

(1)	clients of Financial Intermediaries who charge an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for their services for the shareholder account in which the Class E or S Shares are held or clients of Financial Intermediaries where the Financial Intermediary would typically charge such a fee but has determined to waive its fee in a particular instance as the result of a potential conflict of interest;
(2)	employee benefit and other plans, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, HSAs (Health Savings Accounts), profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans, that consolidate and hold all Fund Shares in plan level or omnibus accounts on behalf of participants. SEPs, SIMPLE-IRA and individual 403(b) Plans are not considered plans for purposes of this paragraph;
(3)	clients of Financial Intermediaries who are members of Russell Investments;
(4)	individuals pursuant to employee investment programs of Russell or its affiliates; or
(5)	current/retired registered representatives of broker-dealers having sales agreements with the Funds’ Distributor to sell Class E or S Shares of the Funds and current spouses or the equivalent thereof, children, step-children (with respect to current union only), parents, step-parents or parents-in-law of such registered representative or to a family trust in the name of such registered representative.

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The Funds generally do not have the ability to enforce these limitations on access to Class E or S Shares. It is the sole responsibility of each Financial Intermediary to ensure that it only makes Class E or S Shares available to those categories of investors listed above that qualify for access to Class E or S Shares. However, the Funds will not knowingly sell Class E or S Shares to any investor not meeting one of the foregoing criteria.

Class R1, R2 and R3 Shares are available only to (1) employee benefit and other plans with multiple participants, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, HSAs (Health Savings Accounts), profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans that consolidate and hold all Fund Shares in plan level or omnibus accounts on behalf of participants, (2) 401(k) rollover accounts investing through recordkeeping platforms where the platform has a sales agreement with the Funds’ distributor to sell Class R1, R2 or R3 Shares and consolidates and holds all Fund Shares in omnibus accounts on behalf of shareholders or (3) separate accounts investing in the Funds offered to investors through a group annuity contract exempt from registration under the Securities Act of 1933. Class R1, R2 and R3 Shares are not available to any other category of investor, including, for example, retail non-retirement accounts, traditional or Roth IRA accounts, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 401(k) or individual 403(b) plan accounts. Each Fund reserves the right to change the categories of investors eligible to purchase its Shares.

There is currently no required minimum initial investment for the Funds offered by this Prospectus. However, each Fund reserves the right to close any account whose balance falls below $1,000 and to change the categories of investors eligible to purchase its Shares.

If you purchase, redeem, exchange or hold Shares through a Financial Intermediary, your Financial Intermediary may charge you transaction-based fees, activity based fees and other fees for its services based upon its own policies and procedures. Those fees are retained entirely by your Financial Intermediary and no part of those fees are paid to RIMCo, the Funds’ Distributor or the Funds. Please contact your Financial Intermediary for more information about these fees as they may apply to your investments and your accounts.

You may purchase Shares through a Financial Intermediary on any business day of the Funds (a day on which the NYSE is open for regular trading). Purchase orders are processed at the next net asset value per share calculated after a Fund receives your order in proper form (as determined by your Financial Intermediary). The Funds will close early if the NYSE closes early. Any purchase order received after the close of the NYSE will be processed on the following business day at the next calculated net asset value per share. Because Financial Intermediaries may have cut off times for processing orders to buy Fund Shares prior to market close, please ask your Financial Intermediary what their cut off time is.

For Class A Shares: You must place purchase orders for Class A Shares through a Financial Intermediary in U.S. dollars. Specific payment arrangements should be made with your Financial Intermediary. However, exceptions may be made by prior special arrangement.

For Class C, Class E, Class R1, Class R2, Class R3 and Class S Shares: All purchases must be made in U.S. dollars. Checks and other negotiable bank drafts must be drawn on U.S. banks and made payable to “Russell Investment Company” or as otherwise instructed by your Financial Intermediary. Purchases will be rejected if a payment does not clear the bank. Financial Intermediaries settling through National Securities Clearing Corporation, or in limited circumstances with prior arrangement with the Funds, may settle trades on the third business day following receipt by the Funds of your order. If you fail to properly settle a purchase, you will be responsible for any resulting loss to the Funds (i.e., any difference in net asset value between the trade date and the settlement date). In the case of an insufficient funds check, an overdraft charge may also be applied. Third party checks are generally not accepted, however exceptions may be made by prior special arrangements with certain Financial Intermediaries. Cash, checks drawn on credit card accounts, cashiers checks, money orders, traveler checks, and other cash equivalents will not be accepted.

Customer Identification Program: To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. When you open a new account to buy Shares of the Funds, the Funds or your Financial Intermediary will ask your name, address, date of birth, taxpayer identification or other government identification number and other information that will allow the Funds to identify you. If the Funds or your Financial

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Intermediary are unable to adequately identify you within the time frames set forth in the law, your Shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.

Foreign Investors: A Financial Intermediary may offer and sell the Funds to non-resident aliens and non-U.S. entities, if (1) the Financial Intermediary can fulfill the due diligence and other requirements of the USA PATRIOT ACT and applicable Treasury or SEC rules, regulation and guidance applicable to foreign investors, and (2) the offer and sale occur in a jurisdiction where a Fund is authorized to be offered and sold, currently the 50 states of the United States and certain U.S. territories. Without the prior approval of a Fund’s Chief Compliance Officer, non-resident aliens and entities not formed under U.S. law may not purchase Shares of a Fund where the Fund is responsible for the due diligence and other requirements of the USA PATRIOT ACT and applicable Treasury or SEC rules, regulation and guidance applicable to foreign investors.

Offering Dates and Times

For all Funds: Purchase orders must be received by a Fund or an authorized Fund agent prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier, to be processed at the net asset value calculated on that day. Purchases can be made on any day when Shares are offered. Certain authorized Fund agents have entered into agreements with the Funds’ Distributor or its affiliates to receive and accept orders for the purchase and redemption of Shares of the Funds. Some, but not all, Financial Intermediaries are authorized Fund agents, and some, but not all, authorized Fund agents are Financial Intermediaries. Fund agents and Financial Intermediaries may have earlier purchase order cut off times to allow them to deliver purchase orders to the Funds prior to the Funds’ order transmission cut off time. Please verify your purchase order cut off time with your Financial Intermediary.

Order and Payment Procedures

Generally, you must place purchase orders for Shares through your Financial Intermediary. You may pay for your purchase by mail or funds transfer. Please contact your Financial Intermediary for instructions on how to place orders and make payment to the Funds.

If your account is held directly with the Funds, in order for your instructions by mail to be considered in proper form, the instructions must be received at one of the following addresses:

Regular Mail: Russell Funds, P.O. Box 8420, Boston, MA 02266-8420

Overnight Mail: Russell Funds, 30 Dan Road, Canton, MA 02021

Automated Investment Program

For Class A Shares: Your Financial Intermediary may offer an automated investment program whereby you may choose to make regular investments in an established account. Contact your Financial Intermediary for further information.

For Class C, Class E, Class R1, Class R2, Class R3 and Class S Shares: If you invest through certain Financial Intermediaries, you may choose to make regular investments in an established account on a monthly, quarterly, semiannual, or annual basis by automatic electronic funds transfer from an account held within U.S. financial institutions that are members of the Federal Reserve System. Depending on the capabilities of your Financial Intermediary, a separate transfer may be made for each Fund in which you purchase Shares. You may change the amount or stop the automatic purchase at any time. Contact your Financial Intermediary for further information on this program. If you invest directly through the Funds, you may choose to make such regular investments subject to a minimum of $25 per fund.

EXCHANGE PRIVILEGE

How to Exchange Shares

Exchanges Between Funds. Through your Financial Intermediary you may exchange Shares you own in one Fund for Shares of any other Fund offered by RIC on the basis of the current net asset value per share at the time of the exchange if you meet any applicable initial minimum investment or investor eligibility requirements stated in the Prospectus for that Fund. For additional information, including Prospectuses for other RIC Funds, contact your Financial Intermediary.

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An exchange between Funds involves the redemption of Shares, which is treated as a sale for income tax purposes. Thus, capital gains or losses may be realized. Please consult your tax adviser for more information.

Exchanges Between Classes. Through your Financial Intermediary, you may exchange or convert Shares you own of a Fund for Shares of any other Class of Shares of that Fund on the basis of the current net asset value (except that exchanges into Class A Shares will normally be made at the Public Offering Price) per share at the time of the exchange if you meet any applicable initial minimum investment or investor eligibility requirements stated in the Prospectus for that Class of Shares.

RFSC believes that an exchange between Classes of the same Fund is not a taxable event; however, you must check with your Financial Intermediary to determine if they will process the exchange as non-taxable. Please consult with your Financial Intermediary and your tax adviser for more information.

Contact your Financial Intermediary for assistance in exchanging Shares and, because Financial Intermediaries’ processing times may vary, to find out when your account will be credited or debited. To request an exchange in writing, please contact your Financial Intermediary.

For Class  A Shares, exchanges must be made through your Financial Intermediary.

Systematic Exchange Program

If you invest in Class A Shares, your Financial Intermediary may offer a systematic exchange program.  If you would like to establish a systematic exchange program, please contact your Financial Intermediary.

If you invest in the other Classes of Shares through certain Financial Intermediaries, a systematic exchange program which allows you to redeem Shares from one or more Funds and purchase Shares of certain other RIC Funds may be offered. Systematic exchanges may be established to occur on a monthly, quarterly, semiannual or annual basis. If you would like to establish a systematic exchange program, please contact your Financial Intermediary.

A systematic exchange involves the redemption of Shares, which is treated as a sale for income tax purposes. Thus, capital gains or losses may be realized. Please consult your tax adviser for more information.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS

The Board has adopted frequent trading policies and procedures which are described below. The Funds will apply these policies uniformly. The Funds discourage frequent purchases and redemptions of Fund Shares by Fund shareholders. The Funds do not accommodate frequent purchases and redemptions of Fund Shares by Fund shareholders.

Each Fund reserves the right to restrict or reject, without prior notice, any purchase or exchange order for any reason. A Fund may, in its discretion, restrict or reject a purchase or exchange order even if the transaction is not subject to the specific limitations on frequent trading described below if the Fund or its agents (i.e., RIMCo or RFSC) determine that accepting the order could interfere with the efficient management of a Fund’s portfolio or otherwise not be in a Fund’s best interests.

In the event that a Fund rejects an exchange request, the Fund will seek additional instructions from the Financial Intermediary regarding whether or not to proceed with the redemption side of the exchange.

Frequent Trading Policies and Limitations on Trading Activity

Frequent trading of Fund Shares, often in response to short-term fluctuations in the market, also known as “market timing,” is not knowingly permitted by the Funds. Frequent traders and market-timers should not invest in the Funds. The Funds are intended for long-term investors. The Funds, subject to the limitations described below, take steps reasonably designed to curtail frequent trading practices by investors or Financial Intermediaries.

Each Fund monitors for “substantive” round trip trades over a certain dollar threshold that each Fund determines, in its discretion, could adversely affect the management of the Fund. A single substantive round trip is a purchase and redemption or redemption and purchase of Shares of a Fund within a rolling 60 day period. Each Fund permits two substantive round trip trades within a 60 day period.

While the Funds monitor for substantive trades over a certain dollar threshold, a Fund may deem any round trip trade to be substantive depending on the potential impact to the applicable Fund or Funds.

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If after two “substantive” round trips, an additional purchase or redemption transaction is executed within that rolling 60 day period, future purchase transactions will be rejected or restricted for 60 days. If after expiration of such 60 day period, there are two “substantive” round trips followed by an additional purchase or redemption transaction within that rolling 60 day period, that shareholder’s right to purchase Shares of any Fund advised by RIMCo will be permanently revoked.

If the Funds do not have direct access to the shareholder’s account to implement the purchase revocation, the Funds will require the shareholder’s Financial Intermediary to impose similar revocation of purchase privileges on the shareholder. In the event that the shareholder’s Financial Intermediary cannot, due to regulatory or legal obligations, impose a revocation of purchase privileges, the Funds may accept an alternate trading restriction reasonably designed to protect the Funds from improper trading practices.

Any exception to the permanent revocation of a shareholder’s purchase privileges, or an alternative trading restriction designed to protect the Funds from improper trading practices, must be approved by the Funds’ Chief Compliance Officer.

The Funds, through their agents, will use their best efforts to exercise the Funds’ right to restrict or reject purchase and exchange orders as described above.

In certain circumstances, with prior agreement between a Financial Intermediary and the Funds, the Funds may rely on a Financial Intermediary’s frequent trading policies if it is determined that the Financial Intermediary’s policies are sufficient to detect and deter improper frequent trading. Any reliance by the Funds on a Financial Intermediary’s frequent trading polices must be approved by the Funds’ Chief Compliance Officer after a determination that such policies are sufficient to detect and deter improper frequent trading. Therefore, with respect to frequent trading, shareholders who invest through a Financial Intermediary should be aware that they may be subject to the policies and procedures of their Financial Intermediary which may be more or less restrictive than the Funds’ policies and procedures.

This policy will not apply to:

  Money Market Funds. The Board of Trustees believes that it is unnecessary for any money market fund to have frequent trading policies because these funds may be used as short term investments.
  Transactions in a Fund by certain other funds (i.e., funds of funds), including any Russell Investment Company and Russell Investment Funds funds of funds, and any other approved unaffiliated fund of funds. RIMCo and the Board of Trustees believe these transactions do not offer the opportunity for price arbitrage.
  Institutional accounts, including but not limited to, foundations, endowments or defined benefit plans, where the transactions are a result of the characteristics of the account (e.g., donor directed activity or funding or disbursements of defined benefit plan payments) rather than a result of implementation of an investment strategy, so long as such transactions do not interfere with the efficient management of a Fund’s portfolio or are otherwise not in a Fund’s best interests.
  Trading associated with asset allocated programs where the asset allocation has been developed by RIMCo or an affiliate of RIMCo and RIMCo has transparency into the amount of trading and the ability to monitor and assess the impact to the Funds or scheduled rebalancing of asset allocated programs based on set trading schedules within specified limits.
  Systematic purchase or redemption programs, if available.

In applying the policy on limitations on trading activity, the Funds consider the information available at the time and reserve the right to consider trading history in any Fund including trading history in other accounts under common ownership or control in determining whether to suspend or terminate trading privileges.

This policy will not affect any shareholder’s redemption rights.

Risks of Frequent Trading

Short-term or excessive trading into and out of a Fund may harm a Fund’s performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Frequent trading may interfere with the efficient management of a Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would,

136

such as maintaining higher cash balances, using interfund lending and engaging in portfolio transactions. Increased portfolio transactions and use of interfund lending would correspondingly increase the Fund’s operating expenses and decrease the Fund’s performance.

Additionally, to the extent that a Fund invests in an Underlying Fund that invests significantly in foreign securities traded on markets which may close prior to when the Fund determines its net asset value (referred to as the valuation time), frequent trading by certain shareholders may cause dilution in the value of Fund Shares held by other shareholders. Because events may occur after the close of these foreign markets and before the valuation time of the Funds that influence the value of these foreign securities, investors may seek to trade Fund Shares in an effort to benefit from their understanding of the value of these foreign securities as of the Fund’s valuation time (referred to as price arbitrage). These Underlying Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair values of the foreign securities as of the valuation time. To the extent that an Underlying Fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of Fund Shares held by other shareholders.

Because certain small cap equity securities may be traded infrequently, to the extent that a Fund invests in an Underlying Fund that invests significantly in small cap equity securities investors may seek to trade Fund Shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a Fund’s portfolio to a greater degree than Underlying Funds which invest in highly liquid securities, in part because the Underlying Fund may have difficulty selling these small cap portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of Fund Shares held by other shareholders.

Limitations on the Ability to Detect and Curtail Frequent Trading

The Funds will use reasonable efforts to detect frequent trading activity but may not be able to detect such activity in certain circumstances. While the Funds have the authority to request and analyze data on shareholders in omnibus accounts and will use their best efforts to enforce the policy described above, there may be limitations on the ability of the Funds to detect and curtail frequent trading practices and the Funds may still not be able to completely eliminate the possibility of improper trading under all circumstances. Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent frequent trading, there is no guarantee that the Funds or their agents will be able to identify each such shareholder in an omnibus account or curtail their trading practices.

Any Fund may make exceptions to this policy, if in its judgment, the transaction does not constitute improper trading or other trading activity that may be harmful to it.

The Underlying Funds have similar frequent trading policies.  Please see the Prospectus of the Underlying Funds for further details.

additional information about HOW TO REDEEM SHARES

For all Funds: Shares may be redeemed through your Financial Intermediary on any business day of the Funds (a day on which the NYSE is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after a Fund receives an order in proper form as determined by your Financial Intermediary. The Funds will close early if the NYSE closes early. Any redemption requests received following an early closure will be processed on the following business day at the next calculated net asset value per share. Shares recently purchased by check may not be available for redemption for 15 days following the purchase or until the check clears, whichever occurs first, to assure that a Fund has received payment for your purchase.

Redemption Dates and Times

For all Funds: Redemption requests must be received by the Fund or an authorized Fund agent prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier, to be processed at the net asset value calculated on that day. Please contact your Financial Intermediary for instructions on how to place redemption requests. Because Financial Intermediaries may have cut off times for processing orders to sell Fund shares prior to market close, please ask your Financial Intermediary what their cut off time is.

137

Systematic Withdrawal Program

For Class A Shares: Your Financial Intermediary may offer a systematic withdrawal program whereby you may choose to redeem your Shares and receive regular payments from your account. If you would like to establish a systematic withdrawal program, please contact your Financial Intermediary. When you redeem your Shares under a systematic withdrawal program, it may be a taxable transaction.

For Class C, Class E, Class R1, Class R2, Class R3 and Class S Shares: If you invest through certain Financial Intermediaries, a systematic withdrawal program which allows you to redeem your Shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis may be offered. If you would like to establish a systematic withdrawal program, please contact your Financial Intermediary. You will generally receive your payment by the end of the month in which a payment is scheduled. When you redeem your Shares under a systematic withdrawal program, it may be a taxable transaction.

You may discontinue the systematic withdrawal program, or change the amount and timing of withdrawal payments by contacting your Financial Intermediary.

PAYMENT OF REDEMPTION PROCEEDS

Payment will ordinarily be made within seven days of receipt of your request in proper form. Each Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days if an emergency condition (as determined by the SEC) exists.

For Class A Shares: When you redeem your Shares, a Fund will pay your redemption proceeds to your Financial Intermediary for your benefit within seven days after the Fund receives the redemption request in proper form. Your Financial Intermediary is then responsible for settling the redemption with you as agreed between you and your Financial Intermediary.

For Class C, Class E, Class R1, Class R2, Class R3 and Class S Shares: Your redemption proceeds will be paid in one of the following manners: (1) if you invest through certain Financial Intermediaries, your redemption proceeds will be sent directly to your Financial Intermediary who is then responsible for settling the redemption with you as agreed between you and your Financial Intermediary; (2) a check for the redemption proceeds may be sent to the shareholder(s) of record at the address of record within seven days after the Funds receive a redemption request in proper form; or (3) if you have established the electronic redemption option, your redemption proceeds can be (a) wired to your predesignated bank account on the next bank business day after a Fund receives your redemption request in proper form or (b) sent by Electronic Funds Transfer (EFT) to your predesignated bank account on the second business day after a Fund receives your redemption request in proper form. On Federal Reserve holidays, funds will settle on the next day the Federal Reserve is open. Each Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire. The Funds will always charge a fee when sending an international wire transfer. The Funds reserve the right to charge a fee when sending a domestic wire transfer for redemptions. The Funds do not charge for EFT though your bank may charge a fee to receive the EFT. Wire transfers and EFTs can be sent to U.S. financial institutions that are members of the Federal Reserve System.

OTHER INFORMATION ABOUT SHARE TRANSACTIONS

Written Instructions

For Class A Shares: Written instructions must be in proper form as determined by your Financial Intermediary.

For Class C, Class E, Class R1, Class R2, Class R3 and Class S Shares: The Funds require that written instructions be in proper form and reserve the right to reject any written instructions that are not in proper form. Your Financial Intermediary will assist you in preparing and submitting transaction instructions to the Funds to insure proper form. Generally, your instructions must include:

  The Fund name and account number
  Details related to the transaction including type and amount
  Signatures of all owners exactly as registered on the account
  Any supporting legal documentation that may be required

138

Responsibility for Fraud

Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account confirmations or statements that the Funds or your Financial Intermediary send you. Contact your Financial Intermediary immediately about any transactions that you believe to be unauthorized.

Signature Guarantee

For Class C, Class E, Class R1, Class R2, Class R3 and Class S Shares: Each Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to, requests for transactions or account changes. A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association, but not a notary public. Contact your Financial Intermediary for assistance in obtaining a signature guarantee.

Uncashed Checks

For Class C, Class E, Class R1, Class R2, Class R3 and Class S Shares: Please make sure you promptly cash checks issued to you by the Funds. If you do not cash a dividend, distribution, or redemption check, the Funds will act to protect themselves and you. This may include restricting certain activities in your account until the Funds are sure that they have a valid address for you. After 180 days, the Funds will no longer honor the issued check and, after attempts to locate you, the Funds will follow governing escheatment regulations in disposition of check proceeds. No interest will accrue on amounts represented by uncashed checks.

Registration of Fund Accounts

Many brokers, employee benefit plans and bank trusts combine their clients’ holdings in a single omnibus account with the Funds held in the brokers’, plans’, or bank trusts’ own name or “street name.” Therefore, if you hold Shares through a brokerage account, employee benefit plan or bank trust fund, a Fund may have records only of that Financial Intermediary’s omnibus account. In this case, your broker, employee benefit plan or bank is responsible for keeping track of your account information. This means that you may not be able to request transactions in your Shares directly through the Funds, but can do so only through your broker, plan administrator or bank. Ask your Financial Intermediary for information on whether your Shares are held in an omnibus account.

139

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Funds’ financial performance for at least the past 60 months. Certain information reflects financial results for a single Fund Share throughout each of the periods shown below. The total returns in the tables represent how much your investment in a Fund would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report, which is available upon request.

The information in the following tables represents the Financial Highlights for the Funds’ Class A, C, E, R1, R2, R3 and S Shares, respectively, for the periods shown.

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Conservative Strategy Fund
Class A
October 31, 2011	10.71	.39	(.19)	.20	(.38)	—	—
October 31, 2010	9.79	.28	.93	1.21	(.29)	—	—
October 31, 2009	8.79	.35	1.11	1.46	(.41)	(.05)	—
October 31, 2008	11.03	.52	(2.16)	(1.64)	(.48)	(.12)	—
October 31, 2007	10.98	.42	.29	.71	(.42)	(.24)	—
Class C
October 31, 2011	10.64	.31	(.17)	.14	(.32)	—	—
October 31, 2010	9.75	.20	.90	1.10	(.21)	—	—
October 31, 2009	8.75	.28	1.12	1.40	(.35)	(.05)	—
October 31, 2008	10.99	.46	(2.17)	(1.71)	(.41)	(.12)	—
October 31, 2007	10.93	.34	.30	.64	(.34)	(.24)	—
Class E
October 31, 2011	10.73	.47	(.26)	.21	(.38)	—	—
October 31, 2010	9.82	.28	.92	1.20	(.29)	—	—
October 31, 2009	8.81	.35	1.12	1.47	(.41)	(.05)	—
October 31, 2008	11.06	.55	(2.20)	(1.65)	(.48)	(.12)	—
October 31, 2007	11.00	.42	.30	.72	(.42)	(.24)	—
Class R1
October 31, 2011	10.76	.40	(.14)	.26	(.43)	—	—
October 31, 2010	9.85	.29	.93	1.22	(.31)	—	—
October 31, 2009	8.83	.36	1.15	1.51	(.44)	(.05)	—
October 31, 2008	11.08	.56	(2.18)	(1.62)	(.51)	(.12)	—
October 31, 2007(1)	10.77	.40	.22	.62	(.31)	—	—
Class R2
October 31, 2011	10.72	.30	(.07)	.23	(.41)	—	—
October 31, 2010	9.81	.28	.92	1.20	(.29)	—	—
October 31, 2009	8.80	.35	1.12	1.47	(.41)	(.05)	—
October 31, 2008	11.05	.50	(2.14)	(1.64)	(.49)	(.12)	—
October 31, 2007	10.99	.40	.31	.71	(.41)	(.24)	—
Class R3
October 31, 2011	10.77	.41	(.20)	.21	(.38)	—	—
October 31, 2010	9.85	.26	.92	1.18	(.26)	—	—
October 31, 2009	8.84	.33	1.12	1.45	(.39)	(.05)	—
October 31, 2008	11.09	.52	(2.19)	(1.67)	(.46)	(.12)	—
October 31, 2007	11.03	.39	.30	.69	(.39)	(.24)	—
Class S
October 31, 2011	10.77	.44	(.20)	.24	(.41)	—	—
October 31, 2010	9.85	.30	.93	1.23	(.31)	—	—
October 31, 2009	8.84	.38	1.11	1.49	(.43)	(.05)	—
October 31, 2008	11.09	.57	(2.19)	(1.62)	(.51)	(.12)	—
October 31, 2007	11.03	.44	.31	.75	(.45)	(.24)	—
See Notes to Financial Highlights at the end of this section.
140

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(f)(g)	% Ratio of Expenses to Average Net Assets, Net(e)(f)(g)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(c)

(.38)	10.53	1.98	110,375.74		.55	3.55	19
(.29)	10.71	12.55	103,561.73		.54	2.74	38
(.46)	9.79	17.41	74,240.73		.50	3.93	17
(.60)	8.79	(15.56)	55,163.66		.27	5.05	86
(.66)	11.03	6.76	52,516.65		.25	3.87	79

(.32)	10.46	1.33	191,953	1.49	1.30	2.83	19
(.21)	10.64	11.48	174,211	1.48	1.29	1.95	38
(.40)	9.75	16.66	116,776	1.48	1.25	3.16	17
(.53)	8.75	(16.24)	88,276	1.41	1.02	4.50	86
(.58)	10.99	6.04	84,747	1.40	1.00	3.10	79

(.38)	10.56	2.01	42,668.74		.55	4.21	19
(.29)	10.73	12.39	89,672.72		.54	2.77	38
(.46)	9.82	17.48	77,702.73		.50	3.92	17
(.60)	8.81	(15.60)	66,526.66		.27	5.27	86
(.66)	11.06	6.84	83,894.65		.25	3.84	79

(.43)	10.59	2.51	29,187.49		.12	3.66	19
(.31)	10.76	12.64	18,008.48		.27	2.83	38
(.49)	9.85	17.85	7,662.48		.25	4.02	17
(.63)	8.83	(15.36)	3,026.42		.02	5.44	86
(.31)	11.08	5.72	1,914.40		-	2.98	79

(.41)	10.54	2.19	40,304.74		.37	2.74	19
(.29)	10.72	12.43	8,458.73		.52	2.69	38
(.46)	9.81	17.44	4,571.74		.50	3.97	17
(.61)	8.80	(15.60)	5,701.66		.27	4.84	86
(.65)	11.05	6.75	3,156.65		.25	3.64	79

(.38)	10.60	1.99	183,681.99		.62	3.66	19
(.26)	10.77	12.18	209,751.97		.77	2.52	38
(.44)	9.85	17.13	175,502.98		.75	3.68	17
(.58)	8.84	(15.78)	160,491.91		.52	5.03	86
(.63)	11.09	6.53	194,815.90		.50	3.59	79

(.41)	10.60	2.32	92,126.49		.30	4.00	19
(.31)	10.77	12.73	93,182.47		.29	2.93	38
(.48)	9.85	17.71	67,653.48		.25	4.18	17
(.63)	8.84	(15.34)	48,347.41		.02	5.48	86
(.69)	11.09	7.10	55,999.40		-	4.02	79
See Notes to Financial Highlights at the end of this section.
141

FINANCIAL HIGHLIGHTS — continued
	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Moderate Strategy Fund
Class A
October 31, 2011	10.68	.38	(.18)	.20	(.37)	—	—
October 31, 2010	9.55	.25	1.14	1.39	(.26)	—	—
October 31, 2009	8.53	.28	1.21	1.49	(.36)	(.11)	—
October 31, 2008	12.09	.58	(3.32)	(2.74)	(.53)	(.29)	—
October 31, 2007	11.54	.42	.74	1.16	(.43)	(.18)	—
Class C
October 31, 2011	10.62	.28	(.15)	.13	(.31)	—	—
October 31, 2010	9.50	.17	1.13	1.30	(.18)	—	—
October 31, 2009	8.49	.22	1.19	1.41	(.29)	(.11)	—
October 31, 2008	12.04	.50	(3.31)	(2.81)	(.45)	(.29)	—
October 31, 2007	11.49	.33	.73	1.06	(.33)	(.18)	—
Class E
October 31, 2011	10.68	.45	(.24)	.21	(.37)	—	—
October 31, 2010	9.55	.26	1.13	1.39	(.26)	—	—
October 31, 2009	8.54	.28	1.20	1.48	(.36)	(.11)	—
October 31, 2008	12.10	.59	(3.33)	(2.74)	(.53)	(.29)	—
October 31, 2007	11.55	.42	.74	1.16	(.43)	(.18)	—
Class R1
October 31, 2011	10.72	.38	(.12)	.26	(.42)	—	—
October 31, 2010	9.59	.27	1.14	1.41	(.28)	—	—
October 31, 2009	8.56	.29	1.23	1.52	(.38)	(.11)	—
October 31, 2008	12.14	.56	(3.30)	(2.74)	(.55)	(.29)	—
October 31, 2007	11.58	.33	.87	1.20	(.46)	(.18)	—
Class R2
October 31, 2011	10.69	.23	-(i)	.23	(.40)	—	—
October 31, 2010	9.56	.25	1.14	1.39	(.26)	—	—
October 31, 2009	8.53	.29	1.20	1.49	(.35)	(.11)	—
October 31, 2008	12.09	.45	(3.19)	(2.74)	(.53)	(.29)	—
October 31, 2007	11.54	.39	.76	1.15	(.42)	(.18)	—
Class R3
October 31, 2011	10.72	.38	(.17)	.21	(.37)	—	—
October 31, 2010	9.59	.23	1.13	1.36	(.23)	—	—
October 31, 2009	8.56	.26	1.21	1.47	(.33)	(.11)	—
October 31, 2008	12.13	.56	(3.34)	(2.78)	(.50)	(.29)	—
October 31, 2007	11.58	.39	.73	1.12	(.39)	(.18)	—
Class S
October 31, 2011	10.72	.37	(.14)	.23	(.40)	—	—
October 31, 2010	9.58	.28	1.14	1.42	(.28)	—	—
October 31, 2009	8.56	.30	1.21	1.51	(.38)	(.11)	—
October 31, 2008	12.13	.61	(3.34)	(2.73)	(.55)	(.29)	—
October 31, 2007	11.58	.45	.74	1.19	(.46)	(.18)	—
See Notes to Financial Highlights at the end of this section.
142

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(f)(g)	% Ratio of Expenses to Average Net Assets, Net(e)(f)(g)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(c)

(.37)	10.51	1.95	207,292.73		.55	3.53	15
(.26)	10.68	14.75	220,380.71		.54	2.51	48
(.47)	9.55	18.43	182,901.72		.51	3.34	17
(.82)	8.53	(24.05)	162,970.64		.27	5.36	86
(.61)	12.09	10.36	211,856.63		.25	3.56	78

(.31)	10.44	1.20	288,055	1.48	1.30	2.66	15
(.18)	10.62	13.87	270,529	1.46	1.29	1.74	48
(.40)	9.50	17.54	221,669	1.46	1.26	2.59	17
(.74)	8.49	(24.67)	196,167	1.39	1.02	4.65	86
(.51)	12.04	9.52	262,501	1.38	1.00	2.86	78

(.37)	10.52	2.00	72,800.73		.55	4.21	15
(.26)	10.68	14.74	155,540.71		.54	2.54	48
(.47)	9.55	18.28	150,712.72		.51	3.36	17
(.82)	8.54	(24.03)	144,684.64		.27	5.46	86
(.61)	12.10	10.34	208,296.63		.25	3.60	78

(.42)	10.56	2.49	44,486.48		.12	3.55	15
(.28)	10.72	14.97	28,704.47		.27	2.64	48
(.49)	9.59	18.79	14,348.46		.26	3.28	17
(.84)	8.56	(23.92)	3,047.40		.02	5.29	86
(.64)	12.14	10.70	2,104.38		-	2.74	78

(.40)	10.52	2.17	60,610.73		.37	2.14	15
(.26)	10.69	14.74	7,221.71		.52	2.50	48
(.46)	9.56	18.42	5,738.72		.51	3.51	17
(.82)	8.53	(24.03)	12,817.65		.27	4.26	86
(.60)	12.09	10.28	4,068.63		.25	3.26	78

(.37)	10.56	1.97	248,661.98		.62	3.51	15
(.23)	10.72	14.39	288,375.96		.77	2.32	48
(.44)	9.59	18.19	276,878.97		.76	3.09	17
(.79)	8.56	(24.27)	265,507.89		.52	5.22	86
(.57)	12.13	10.02	394,039.88		.50	3.36	78

(.40)	10.55	2.21	153,148.48		.30	3.49	15
(.28)	10.72	15.09	126,620.46		.29	2.77	48
(.49)	9.58	18.65	117,448.47		.26	3.54	17
(.84)	8.56	(23.85)	89,799.39		.02	5.67	86
(.64)	12.13	10.61	158,313.38		-	3.86	78
See Notes to Financial Highlights at the end of this section.
143

FINANCIAL HIGHLIGHTS — continued
	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Balanced Strategy Fund
Class A
October 31, 2011	10.33	.29	(.13)	.16	(.29)	—	—
October 31, 2010	9.12	.22	1.21	1.43	(.22)	—	—
October 31, 2009	8.35	.20	1.17	1.37	(.24)	(.36)	—
October 31, 2008	13.10	.57	(4.37)	(3.80)	(.55)	(.40)	—
October 31, 2007	12.18	.40	1.18	1.58	(.42)	(.24)	—
Class C
October 31, 2011	10.27	.21	(.14)	.07	(.23)	—	—
October 31, 2010	9.07	.14	1.21	1.35	(.15)	—	—
October 31, 2009	8.31	.14	1.16	1.30	(.18)	(.36)	—
October 31, 2008	13.03	.48	(4.34)	(3.86)	(.46)	(.40)	—
October 31, 2007	12.12	.30	1.18	1.48	(.33)	(.24)	—
Class E
October 31, 2011	10.36	.39	(.24)	.15	(.28)	—	—
October 31, 2010	9.15	.22	1.21	1.43	(.22)	—	—
October 31, 2009	8.37	.20	1.18	1.38	(.24)	(.36)	—
October 31, 2008	13.12	.58	(4.38)	(3.80)	(.55)	(.40)	—
October 31, 2007	12.20	.41	1.17	1.58	(.42)	(.24)	—
Class R1
October 31, 2011	10.41	.30	(.10)	.20	(.33)	—	—
October 31, 2010	9.19	.23	1.23	1.46	(.24)	—	—
October 31, 2009	8.41	.21	1.19	1.40	(.26)	(.36)	—
October 31, 2008	13.18	.56	(4.35)	(3.79)	(.58)	(.40)	—
October 31, 2007	12.26	.30	1.32	1.62	(.46)	(.24)	—
Class R2
October 31, 2011	10.36	.17	(.01)	.16	(.31)	—	—
October 31, 2010	9.14	.21	1.23	1.44	(.22)	—	—
October 31, 2009	8.36	.20	1.18	1.38	(.24)	(.36)	—
October 31, 2008	13.12	.44	(4.25)	(3.81)	(.55)	(.40)	—
October 31, 2007	12.19	.40	1.19	1.59	(.42)	(.24)	—
Class R3
October 31, 2011	10.36	.30	(.15)	.15	(.28)	—	—
October 31, 2010	9.15	.20	1.20	1.40	(.19)	—	—
October 31, 2009	8.38	.18	1.17	1.35	(.22)	(.36)	—
October 31, 2008	13.12	.56	(4.38)	(3.82)	(.52)	(.40)	—
October 31, 2007	12.20	.38	1.17	1.55	(.39)	(.24)	—
Class S
October 31, 2011	10.42	.32	(.15)	.17	(.31)	—	—
October 31, 2010	9.19	.24	1.23	1.47	(.24)	—	—
October 31, 2009	8.41	.22	1.18	1.40	(.26)	(.36)	—
October 31, 2008	13.18	.60	(4.39)	(3.79)	(.58)	(.40)	—
October 31, 2007	12.26	.45	1.17	1.62	(.46)	(.24)	—
See Notes to Financial Highlights at the end of this section.
144

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(f)(g)	% Ratio of Expenses to Average Net Assets, Net(e)(f)(g)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(c)

(.29)	10.20	1.51	1,058,489.71		.55	2.79	9
(.22)	10.33	15.86	1,095,814.70		.54	2.25	24
(.60)	9.12	18.02	1,018,019.70		.52	2.45	11
(.95)	8.35	(30.88)	964,226.67		.27	5.12	18
(.66)	13.10	13.49	1,352,284.67		.25	3.21	34

(.23)	10.11	.64	1,264,734	1.46	1.30	2.03	9
(.15)	10.27	14.99	1,310,397	1.45	1.29	1.49	24
(.54)	9.07	17.14	1,188,328	1.45	1.27	1.71	11
(.86)	8.31	(31.37)	1,166,957	1.42	1.02	4.35	18
(.57)	13.03	12.60	1,770,369	1.42	1.00	2.44	34

(.28)	10.23	1.42	167,108.71		.55	3.64	9
(.22)	10.36	15.81	526,084.70		.54	2.24	24
(.60)	9.15	18.09	501,582.70		.52	2.46	11
(.95)	8.37	(30.84)	489,750.67		.27	5.18	18
(.66)	13.12	13.47	760,312.67		.25	3.26	34

(.33)	10.28	1.94	207,763.47		.12	2.84	9
(.24)	10.41	16.14	113,700.45		.27	2.35	24
(.62)	9.19	18.31	57,963.45		.27	2.55	11
(.98)	8.41	(30.66)	24,105.42		.02	5.06	18
(.70)	13.18	13.69	27,053.42		-	2.42	34

(.31)	10.21	1.52	250,510.72		.37	1.64	9
(.22)	10.36	15.95	31,620.70		.52	2.19	24
(.60)	9.14	18.04	28,403.70		.52	2.54	11
(.95)	8.36	(30.89)	42,341.68		.27	4.00	18
(.66)	13.12	13.48	22,546.67		.25	3.21	34

(.28)	10.23	1.43	697,038.96		.62	2.82	9
(.19)	10.36	15.52	840,066.95		.77	2.03	24
(.58)	9.15	17.67	827,996.95		.77	2.21	11
(.92)	8.38	(30.95)	812,715.92		.52	4.97	18
(.63)	13.12	13.16	1,307,641.92		.50	3.04	34

(.31)	10.28	1.65	526,437.47		.30	3.03	9
(.24)	10.42	16.25	561,801.45		.29	2.49	24
(.62)	9.19	18.28	527,088.45		.27	2.70	11
(.98)	8.41	(30.66)	484,456.42		.02	5.33	18
(.70)	13.18	13.69	746,007.42		-	3.59	34
See Notes to Financial Highlights at the end of this section.
145

FINANCIAL HIGHLIGHTS — continued
	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Growth Strategy Fund
Class A
October 31, 2011	9.68	.21	(.13)	.08	(.20)	—	—
October 31, 2010	8.43	.15	1.24	1.39	(.14)	—	—
October 31, 2009	7.97	.12	1.04	1.16	(.12)	(.57)	(.01)
October 31, 2008	13.76	.52	(5.29)	(4.77)	(.55)	(.47)	—
October 31, 2007	12.47	.34	1.61	1.95	(.37)	(.29)	—
Class C
October 31, 2011	9.57	.13	(.12)	.01	(.17)	—	—
October 31, 2010	8.36	.08	1.23	1.31	(.10)	—	—
October 31, 2009	7.92	.06	1.04	1.10	(.08)	(.57)	(.01)
October 31, 2008	13.67	.44	(5.26)	(4.82)	(.46)	(.47)	—
October 31, 2007	12.39	.25	1.59	1.84	(.27)	(.29)	—
Class E
October 31, 2011	9.69	.29	(.20)	.09	(.19)	—	—
October 31, 2010	8.44	.15	1.24	1.39	(.14)	—	—
October 31, 2009	7.98	.12	1.04	1.16	(.12)	(.57)	(.01)
October 31, 2008	13.78	.54	(5.32)	(4.78)	(.55)	(.47)	—
October 31, 2007	12.49	.36	1.59	1.95	(.37)	(.29)	—
Class R1
October 31, 2011	9.75	.22	(.09)	.13	(.23)	—	—
October 31, 2010	8.49	.16	1.26	1.42	(.16)	—	—
October 31, 2009	8.02	.13	1.06	1.19	(.14)	(.57)	(.01)
October 31, 2008	13.85	.50	(5.28)	(4.78)	(.58)	(.47)	—
October 31, 2007	12.55	.21	1.79	2.00	(.41)	(.29)	—
Class R2
October 31, 2011	9.70	.10	-(i)	.10	(.21)	—	—
October 31, 2010	8.45	.15	1.24	1.39	(.14)	—	—
October 31, 2009	7.98	.12	1.05	1.17	(.12)	(.57)	(.01)
October 31, 2008	13.79	.40	(5.19)	(4.79)	(.55)	(.47)	—
October 31, 2007	12.48	.34	1.62	1.96	(.36)	(.29)	—
Class R3
October 31, 2011	9.71	.21	(.14)	.07	(.19)	—	—
October 31, 2010	8.46	.13	1.25	1.38	(.13)	—	—
October 31, 2009	8.00	.10	1.05	1.15	(.11)	(.57)	(.01)
October 31, 2008	13.81	.52	(5.34)	(4.82)	(.52)	(.47)	—
October 31, 2007	12.51	.33	1.60	1.93	(.34)	(.29)	—
Class S
October 31, 2011	9.76	.24	(.14)	.10	(.21)	—	—
October 31, 2010	8.49	.17	1.26	1.43	(.16)	—	—
October 31, 2009	8.02	.13	1.06	1.19	(.14)	(.57)	(.01)
October 31, 2008	13.85	.58	(5.36)	(4.78)	(.58)	(.47)	—
October 31, 2007	12.55	.40	1.60	2.00	(.41)	(.29)	—
See Notes to Financial Highlights at the end of this section.
146

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(f)(g)	% Ratio of Expenses to Average Net Assets, Net(e)(f)(g)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(c)

(.20)	9.56	.75	734,024.73		.55	2.12	7
(.14)	9.68	16.67	791,754.71		.54	1.68	31
(.70)	8.43	16.83	745,197.70		.52	1.57	9
(1.02)	7.97	(36.98)	728,441.69		.28	4.66	12
(.66)	13.76	16.26	1,055,684.68		.25	2.62	16

(.17)	9.41	.05	738,624	1.48	1.30	1.36	7
(.10)	9.57	15.74	798,130	1.46	1.29	.93	31
(.66)	8.36	15.94	762,423	1.45	1.27	.82	9
(.93)	7.92	(37.44)	742,998	1.44	1.02	3.91	12
(.56)	13.67	15.39	1,176,448	1.43	1.00	1.93	16

(.19)	9.59	.88	130,274.72		.55	2.92	7
(.14)	9.69	16.65	406,837.71		.54	1.67	31
(.70)	8.44	16.80	388,051.70		.52	1.57	9
(1.02)	7.98	(37.01)	372,580.69		.27	4.80	12
(.66)	13.78	16.23	632,163.68		.25	2.81	16

(.23)	9.65	1.23	116,928.48		.12	2.22	7
(.16)	9.75	16.92	74,972.46		.26	1.81	31
(.72)	8.49	17.13	25,180.45		.27	1.72	9
(1.05)	8.02	(36.86)	14,138.44		.03	4.46	12
(.70)	13.85	16.53	15,576.43		-	1.62	16

(.21)	9.59	1.00	196,374.73		.37	1.03	7
(.14)	9.70	16.64	23,018.71		.52	1.63	31
(.70)	8.45	16.90	16,477.70		.52	1.64	9
(1.02)	7.98	(37.04)	21,959.69		.28	3.62	12
(.65)	13.79	16.30	16,800.68		.25	2.61	16

(.19)	9.59	.70	500,954.98		.62	2.12	7
(.13)	9.71	16.41	618,128.96		.77	1.45	31
(.69)	8.46	16.48	601,602.95		.77	1.32	9
(.99)	8.00	(37.17)	577,865.94		.52	4.57	12
(.63)	13.81	15.97	992,589.93		.50	2.55	16

(.21)	9.65	1.01	254,107.48		.30	2.37	7
(.16)	9.76	17.02	312,660.46		.29	1.93	31
(.72)	8.49	17.12	303,597.45		.27	1.81	9
(1.05)	8.02	(36.86)	279,570.44		.02	5.08	12
(.70)	13.85	16.53	500,465.43		-	3.08	16
See Notes to Financial Highlights at the end of this section.
147

FINANCIAL HIGHLIGHTS — continued
	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Equity Growth Strategy Fund
Class A
October 31, 2011	9.00	.14	(.09)	.05	(.12)	—	—
October 31, 2010	7.80	.10	1.19	1.29	(.09)	—	—
October 31, 2009	7.46	.04	.93	.97	(.03)	(.59)	(.01)
October 31, 2008	14.27	.53	(6.27)	(5.74)	(.54)	(.53)	—
October 31, 2007	12.55	.28	2.08	2.36	(.32)	(.32)	—
Class C
October 31, 2011	8.34	.07	(.09)	(.02)	(.11)	—	—
October 31, 2010	7.27	.04	1.11	1.15	(.08)	—	—
October 31, 2009	7.03	(.01)	.87	.86	(.02)	(.59)	(.01)
October 31, 2008	13.54	.38	(5.88)	(5.50)	(.48)	(.53)	—
October 31, 2007	12.00	.17	1.97	2.14	(.28)	(.32)	—
Class E
October 31, 2011	8.81	.20	(.14)	.06	(.12)	—	—
October 31, 2010	7.64	.10	1.17	1.27	(.10)	—	—
October 31, 2009	7.32	.04	.91	.95	(.03)	(.59)	(.01)
October 31, 2008	14.02	.51	(6.14)	(5.63)	(.54)	(.53)	—
October 31, 2007	12.35	.32	1.99	2.31	(.32)	(.32)	—
Class R1
October 31, 2011	8.99	.16	(.08)	.08	(.12)	—	—
October 31, 2010	7.78	.12	1.19	1.31	(.10)	—	—
October 31, 2009	7.43	.05	.94	.99	(.04)	(.59)	(.01)
October 31, 2008	14.23	.54	(6.24)	(5.70)	(.57)	(.53)	—
October 31, 2007	12.51	.15	2.22	2.37	(.33)	(.32)	—
Class R2
October 31, 2011	8.82	.09	(.02)	.07	(.12)	—	—
October 31, 2010	7.64	.10	1.18	1.28	(.10)	—	—
October 31, 2009	7.32	.04	.91	.95	(.03)	(.59)	(.01)
October 31, 2008	14.03	.39	(6.03)	(5.64)	(.54)	(.53)	—
October 31, 2007	12.35	.31	1.99	2.30	(.30)	(.32)	—
Class R3
October 31, 2011	8.76	.13	(.09)	.04	(.12)	—	—
October 31, 2010	7.60	.08	1.17	1.25	(.09)	—	—
October 31, 2009	7.30	.03	.90	.93	(.03)	(.59)	(.01)
October 31, 2008	13.98	.49	(6.12)	(5.63)	(.52)	(.53)	—
October 31, 2007	12.33	.27	2.00	2.27	(.30)	(.32)	—
Class S
October 31, 2011	9.00	.17	(.10)	.07	(.12)	—	—
October 31, 2010	7.78	.12	1.20	1.32	(.10)	—	—
October 31, 2009	7.43	.06	.93	.99	(.04)	(.59)	(.01)
October 31, 2008	14.23	.52	(6.22)	(5.70)	(.57)	(.53)	—
October 31, 2007	12.51	.35	2.02	2.37	(.33)	(.32)	—
See Notes to Financial Highlights at the end of this section.
148

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(f)(g)	% Ratio of Expenses to Average Net Assets, Net(e)(f)(g)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(c)

(.12)	8.93	.46	232,317.74		.55	1.52	7
(.09)	9.00	16.70	262,968.72		.54	1.23	28
(.63)	7.80	15.35	252,855.71		.52	.64	5
(1.07)	7.46	(42.93)	238,694.70		.27	4.71	9
(.64)	14.27	19.54	391,792.68		.25	2.12	18

(.11)	8.21	(.34)	347,822	1.49	1.30	.76	7
(.08)	8.34	15.95	391,560	1.47	1.29	.51	28
(.62)	7.27	14.58	386,145	1.46	1.27	(.12)	5
(1.01)	7.03	(43.44)	372,623	1.45	1.02	3.55	9
(.60)	13.54	18.51	654,858	1.43	1.00	1.39	18

(.12)	8.75	.59	56,276.73		.55	2.12	7
(.10)	8.81	16.66	171,027.72		.54	1.23	28
(.63)	7.64	15.38	178,858.71		.52	.64	5
(1.07)	7.32	(42.95)	172,463.70		.27	4.63	9
(.64)	14.02	19.44	317,412.68		.25	2.45	18

(.12)	8.95	.87	53,489.49		.12	1.76	7
(.10)	8.99	17.00	39,248.47		.27	1.39	28
(.64)	7.78	15.71	15,197.46		.27	.79	5
(1.10)	7.43	(42.83)	6,152.45		.02	5.00	9
(.65)	14.23	19.74	10,544.43		-	1.18	18

(.12)	8.77	.75	85,039.75		.37	.96	7
(.10)	8.82	16.79	23,017.72		.52	1.20	28
(.63)	7.64	15.37	23,023.71		.52	.65	5
(1.07)	7.32	(42.99)	23,180.71		.27	3.56	9
(.62)	14.03	19.40	25,130.68		.25	2.42	18

(.12)	8.68	.37	239,637.99		.62	1.47	7
(.09)	8.76	16.54	290,176.97		.78	1.03	28
(.63)	7.60	15.02	296,569.96		.77	.39	5
(1.05)	7.30	(43.12)	287,938.95		.52	4.46	9
(.62)	13.98	19.16	553,383.93		.50	2.12	18

(.12)	8.95	.74	179,547.49		.30	1.81	7
(.10)	9.00	17.13	189,067.47		.29	1.48	28
(.64)	7.78	15.69	193,608.46		.27	.93	5
(1.10)	7.43	(42.87)	221,509.45		.02	4.65	9
(.65)	14.23	19.74	319,798.43		-	2.63	18
See Notes to Financial Highlights at the end of this section.
149

Notes to Financial Highlights – October 31, 2011

(1)	For the period December 29, 2006 (commencement of operations) to October 31, 2007.
(a)	Average month-end shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Periods less than one year are not annualized.
(d)	Total return for Class A does not reflect a front end sales charge. If sales charges were included, the total return would be lower.
(e)	May reflect amounts waived and/or reimbursed by Russell Investment Management Company (“RIMCo) and/or Russell Fund Services Company (“RFSC”).
(f)	The ratios for periods less than one year are annualized.
(g)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
150

MONEY MANAGER INFORMATION

The money managers of the Underlying Funds are not affiliates of the Funds or Underlying Funds, RIMCo, RFSC or RFS other than as a result of their management of Underlying Fund assets. Each money manager is principally engaged in managing institutional investment accounts. These managers may also serve as managers or advisers to other investment companies unaffiliated with RIC, other RIC Funds, or to other clients of RIMCo or of Frank Russell Company, including Frank Russell Company’s wholly-owned subsidiary, Russell Trust Company. Investments in the Funds are not deposits with or other liabilities of any of the money managers and are subject to investment risk, including loss of income and principal invested and possible delays in payment of redemption proceeds. The money managers do not guarantee the performance of a Fund or any particular rate of return.

For a complete list of current money managers for the Underlying Funds please see the Underlying Funds’ Prospectus. A complete list of current money managers for the Underlying Funds can also be found at www.russell.com.

When considering an investment in the Funds, do not rely on any information unless it is contained in this Prospectus or in the Funds’ Statement of Additional Information. The Funds have not authorized anyone to add any information or to make any additional statements about the Funds. The Funds may not be available in some jurisdictions or to some persons. The fact that you have received this Prospectus should not, in itself, be treated as an offer to sell Shares to you. Changes in the affairs of the Funds or in the Underlying Funds’ money managers may occur after the date on the cover page of this Prospectus. This Prospectus will be amended or supplemented to reflect any material changes to the information it contains.

151

EXPENSE NOTES

The following notes supplement the Annual Fund Operating Expenses tables in the Risk/Return Summary and provide additional information necessary to understand the expenses provided in those tables:

  If you purchase Shares through a Financial Intermediary, such as a bank or an investment adviser, you may also pay additional fees to the intermediary for services provided by the intermediary. You should contact your Financial Intermediary for information concerning what additional fees, if any, will be charged.
  Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class A, Class C, Class E, Class R2 and Class R3 Shares of the Funds may not exceed 7.25%, 6.25%, 6.25%, 6.25% and 6.25%, respectively, of total gross sales, subject to certain exclusions. These limitations are imposed at the class level on each Class of Shares of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Class A, Class C, Class E, Class R2 and Class R3 Shares may pay more than the economic equivalent of the maximum sales charges permitted by FINRA.
  “Other Expenses” includes a shareholder services fee of 0.25% of average daily net assets for Class C, Class E, Class R2 and Class R3 Shares, and an administrative fee of up to 0.05% of average daily net assets for all Classes of Shares.
  Shareholders in the Funds bear indirectly the proportionate expenses of the Underlying Funds in which they invest. These expenses are reflected in Acquired (Underlying) Fund Fees and Expenses. The Funds’ Net Annual Fund Operating Expense ratios in the table are based on the Funds’ total direct operating expense ratios plus a weighted average of the expense ratios of the Underlying Funds in which the Funds invest. These Net Annual Fund Operating Expense ratios may be higher or lower depending on the allocation of the Funds assets among the Underlying Funds, the actual expenses of the Underlying Funds and the actual expenses of the Funds.
  As a result of the August 15, 2012 changes to each Fund’s target strategic asset allocation to the Underlying Funds in which each Fund will invest, each Fund’s Net Annual Fund Operating Expenses will increase.  Updated Net Annual Fund Operating Expenses will be included in the Prospectus for the Funds when the changes to the target strategic asset reallocations are effective on August 15, 2012.  The new Net Annual Fund Operating Expenses can be estimated by adding a Fund’s current total direct operating expenses to the weighted average of the net annual fund operating expenses of the Underlying Funds in which the Fund invests based on information contained in the Underlying Funds’ Shareholder Reports, which will be available at the end of June, for the period ending April 30, 2012 and in the Prospectus for any Underlying Fund which is not currently an Underlying Fund.
152

PERFORMANCE NOTES

The following notes supplement the Performance tables in the Risk/Return Summary and provide additional information necessary to understand the returns provided in those tables:

The calculation of total return after taxes on distributions and sale of Fund Shares assumes that a shareholder has sufficient capital gains of the same character to offset any capital losses on a sale of Fund Shares and that the shareholder may therefore deduct the entire capital loss.

Conservative Strategy Fund

The Barclays U.S. Aggregate Bond Index was formerly known as the Barclays Capital U.S. Aggregate Bond Index.

The Fund first issued Class A Shares on March 3, 2003. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%. Class A Shares will have substantially similar annual returns (both before and after tax) as the Class E Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

The Fund first issued Class R1 Shares on December 29, 2006. The returns shown for Class R1 Shares are the returns of the Fund’s Class E Shares from January 1, 2000 to February 14, 2000, and the performance of the Fund’s Class S Shares from February 15, 2000 to December 28, 2006. Class R1 Shares will have substantially similar annual returns (both before and after tax) as the Class E and Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class R1 Shares do not have the same expenses as the Class E or Class S Shares.

The Fund first issued Class R2 Shares on March 29, 2006. The returns shown for Class R2 Shares prior to that date are the returns of the Fund’s Class E Shares. Class R2 Shares will have substantially similar annual returns (both before and after tax) as the Class E Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class R2 Shares do not have the same expenses as the Class E Shares.

Class D Shares were redesignated Class R3 Shares on March  1, 2006.

Moderate Strategy Fund

The Barclays U.S. Aggregate Bond Index was formerly known as the Barclays Capital U.S. Aggregate Bond Index.

The Fund first issued Class A Shares on March 5, 2003. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%. Class A Shares will have substantially similar annual returns (both before and after tax) as the Class E Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

The Fund first issued Class R1 Shares on October 3, 2006. The returns shown for Class R1 Shares are the returns of the Fund’s Class E Shares from January 1, 2000 to February 1, 2000, and the performance of the Fund’s Class S Shares from February 2, 2000 to October 2, 2006. Class R1 Shares will have substantially similar annual returns (both before and after tax) as the Class E and Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class R1 Shares do not have the same expenses as the Class E and Class S Shares.

The Fund first issued Class R2 Shares on March 29, 2006. The returns shown for Class R2 Shares prior to that date are the returns of the Fund’s Class E Shares. Class R2 Shares will have substantially similar annual returns (both before and after tax) as the Class E Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class R2 Shares do not have the same expenses as the Class E Shares.

Class D Shares were redesignated Class R3 Shares on March 1, 2006.

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Balanced Strategy Fund

The Barclays U.S. Aggregate Bond Index was formerly known as the Barclays Capital U.S. Aggregate Bond Index.

The Fund first issued Class A Shares on March 4, 2003. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%. Class A Shares will have substantially similar annual returns (both before and after tax) as the Class E Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

The Fund first issued Class R1 Shares on June 6, 2006. The returns shown for Class R1 Shares are the returns of the Fund’s Class E Shares from January 1, 2000 to January 31, 2000, and the performance of the Fund’s Class S Shares from February 1, 2000 to June 5, 2006. Class R1 Shares will have substantially similar annual returns (both before and after tax) as the Class E and Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class R1 Shares do not have the same expenses as the Class E and Class S Shares.

The Fund first issued Class R2 Shares on April 3, 2006. The returns shown for Class R2 Shares prior to that date are the returns of the Fund’s Class E Shares. Class R2 Shares will have substantially similar annual returns (both before and after tax) as the Class E Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class R2 Shares do not have the same expenses as the Class E Shares.

Class D Shares were redesignated Class R3 Shares on March 1, 2006.

Growth Strategy Fund

The Barclays U.S. Aggregate Bond Index was formerly known as the Barclays Capital U.S. Aggregate Bond Index.

The Fund first issued Class A Shares on March 10, 2003. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%. Class A Shares will have substantially similar annual returns (both before and after tax) as the Class E Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

The Fund first issued Class R1 Shares on May 19, 2006. The returns shown for Class R1 Shares are the returns of the Fund’s Class E Shares from January 1, 2000 to February 1, 2000, and the performance of the Fund’s Class S Shares from February 2, 2000 to May 18, 2006. Class R1 Shares will have substantially similar annual returns (both before and after tax) as the Class E and Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class R1 Shares do not have the same expenses as the Class E and Class S Shares.

The Fund first issued Class R2 Shares on March 29, 2006. The returns shown for Class R2 Shares prior to that date are the returns of the Fund’s Class E Shares. Class R2 Shares will have substantially similar annual returns (both before and after tax) as the Class E Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class R2 Shares do not have the same expenses as the Class E Shares.

Class D Shares were redesignated Class R3 Shares on March 1, 2006.

Equity Growth Strategy Fund

The Fund first issued Class A Shares on March 4, 2003. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%. Class A Shares will have substantially similar annual returns (both before and after tax) as the Class E Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

154

The Fund first issued Class R1 Shares on May 19, 2006. The returns shown for Class R1 Shares are the returns of the Fund’s Class E Shares from January 1, 2000 to January 31, 2000, and the performance of the Fund’s Class S Shares from February 1, 2000 to May 18, 2006. Class R1 Shares will have substantially similar annual returns (both before and after tax) as the Class E and Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class R1 Shares do not have the same expenses as the Class E and Class S Shares.

The Fund first issued Class R2 Shares on March 29, 2006. The returns shown for Class R2 Shares prior to that date are the returns of the Fund’s Class E Shares. Class R2 Shares will have substantially similar annual returns (both before and after tax) as the Class E Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class R2 Shares do not have the same expenses as the Class E Shares.

Class D Shares were redesignated Class R3 Shares on March 1, 2006.

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156

157

158

For more information about the Funds, the following documents are available without charge:

ANNUAL/SEMIANNUAL REPORTS: Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds.

The annual and semiannual reports for each Fund and the SAI are incorporated into this Prospectus by reference. You may obtain free copies of the annual report, semiannual report or the Funds’ and Underlying Funds’ SAI, and may request other information or make other inquiries, by contacting your Financial Intermediary or the Funds at:

Russell Investment Company
1301 Second Avenue
18th Floor
Seattle, WA 98101
Telephone: 1-800-787-7354

The Funds’ and Underlying Funds’ SAI and annual and semiannual reports to shareholders are available, free of charge, on the Funds’ Web site at www.russell.com.

Each year you are automatically sent an updated Prospectus and annual and semiannual reports for the Funds. You may also occasionally receive notifications of Prospectus changes and proxy statements for the Funds. In order to reduce the volume of mail you receive, when possible, only one copy or one mailing of these documents will be sent to shareholders who are part of the same family, sharing the same name and the same household address. If you would like to opt out of the household-based mailings, please call your Financial Intermediary.

Some Financial Intermediaries may offer electronic delivery of the Funds’ Prospectus and annual and semiannual reports. Please contact your Financial Intermediary for further details.

You can review and copy information about the Funds (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission’s Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549.

Distributor: Russell Financial Services, Inc.
Russell Investment Company’s SEC File No. 811-03153
36-08-182 (0612)

Prospectus

LifePoints®  Funds
Target Date Series

FEBRUARY 29, 2012, As Supplemented Through June 12, 2012

Fund	Ticker Symbol by Class
	A	E	R1	R2	R3	S
2015 Strategy Fund	--	--	RKLRX	RKLTX	RKLDX	--
2020 Strategy Fund	RLLAX*	RLLEX	RLLRX	RLLTX	RLLDX	RLLSX
2025 Strategy Fund	--	--	RPLRX	RPLTX	RPLDX	--
2030 Strategy Fund	RRLAX*	RRLEX	RRLRX	RRLTX	RRLDX	RRLSX
2035 Strategy Fund	--	--	RVLRX	RVLTX	RVLDX	--
2040 Strategy Fund	RXLAX*	RXLEX	RXLRX	RXLTX	RXLDX	RXLSX
2045 Strategy Fund	--	--	RWLRX	RWLTX	RWLDX	--
2050 Strategy Fund	--	--	RYLRX	RYLTX	RYLYX	--
2055 Strategy Fund	--	--	RQLRX	RQLTX	RQLDX	--
In Retirement Fund	RZLAX*	--	RZLRX	RZLTX	RZLDX	--
*	Class A Shares are not currently offered to new shareholders.
As with all mutual funds, the Securities and Exchange Commission has neither determined that the information in this Prospectus is accurate or complete, nor approved or disapproved of these securities. It is a criminal offense to state otherwise.	800-787-7354

Risk/Return Summary

2015 Strategy Fund

Investment Objective

The Fund seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Class R1 Shares	Class R2 Shares	Class R3 Shares
Advisory Fee	None	None	None
Distribution (12b-1) Fees	0.00%	0.00%	0.25%
Other Expenses (Shareholder Services Fees)	0.00%	0.25%	0.25%
Acquired (Underlying) Fund Fees and Expenses	0.66%	0.66%	0.66%
Total Annual Fund Operating Expenses	0.66%	0.91%	1.16%
#	“Total Annual Fund Operating Expenses” have been restated to reflect the proportionate share of the expenses of the Underlying Funds in which the Fund invests.

Effective October 1, 2010, Russell Investment Management Company (“RIMCo”), has agreed to assume the responsibility of payment for all operating expenses other than Rule 12b-1 distribution fees, shareholder services fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

As a result of the August 15, 2012 changes to the Fund’s target strategic asset allocation to the Underlying Funds in which the Fund will invest, the Fund’s Net Annual Fund Operating Expenses will increase.  Updated Net Annual Fund Operating Expenses will be included in the Fund’s Prospectus when the changes to the target strategic asset reallocations are effective on August 15, 2012.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Class R1 Shares	Class R2 Shares	Class R3 Shares
1 Year	$ 67	$ 93	$ 118
3 Years	$ 211	$ 290	$ 368
5 Years	$ 368	$ 504	$ 638
10 Years	$ 822	$ 1,120	$ 1,409

Portfolio Turnover

The Fund pays no transaction costs or commissions when it buys and sells Shares of the Underlying Funds. The Underlying Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Underlying Funds’ performance. Portfolio turnover rates for the Underlying Funds are available in the Prospectus for the Underlying Funds.

Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund is a “fund of funds” and invests only in the Shares of other Russell Investment Company (“RIC”) Funds (the “Underlying Funds”). The Fund is designed for investors who plan to retire close to 2015. The Fund seeks to achieve its investment objective by investing in Shares of the Underlying Funds which represent various asset classes. The allocation of the Fund’s assets to the Underlying Funds in which it invests will become more conservative over time until approximately 2015, at which time the allocation will remain fixed. The Fund’s approximate target allocation as of June 12, 2012 is 32% to equity Underlying Funds, 62% to fixed income Underlying Funds and 6% to alternative Underlying Funds. Effective August 15, 2012, the Fund’s allocation to the Underlying Funds in which it invests will be modified. The Fund’s allocation to equity, fixed income and alternative Underlying Funds is not expected to change as a result of this modification. As a result of its investments in the Underlying Funds, the Fund indirectly invests principally in U.S. and non-U.S. equity and fixed income securities and derivatives. Alternative Underlying Funds seek a low correlation to equity and/or fixed income investments. The following chart illustrates how the target asset allocation for the Fund becomes more conservative over time. The Fund intends to change its allocation to the Underlying Funds in which it invests once a year, typically near year end. At approximately 2015, the target allocation of the Fund to the Underlying Funds will be fixed. After that time the Fund may, depending on the facts and circumstances and contingent upon Board approval, continue to operate, be merged into the In Retirement Fund or another fund, or be liquidated.

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Russell Investment Management Company (“RIMCo”), the Fund’s investment adviser, may modify the target asset allocation for the Fund and/or the Underlying Funds in which the Fund invests from time to time based on strategic capital markets research or on factors such as RIMCo’s outlook for the economy, financial markets generally and/or relative market valuation of the asset classes represented by each Underlying Fund. In the future, the Fund may also invest in other RIC Underlying Funds. Modifications in the asset allocation or changes to the Underlying Funds will be based on strategic, long-term allocation decisions and not on tactical, short-term positioning and may be made one or more times per year. The Underlying Funds employ a multi-manager approach whereby most assets of the Underlying Funds are allocated to different unaffiliated money managers.

A Fund whose stated target year is further away invests a greater portion of its assets in equity and alternative Underlying Funds which RIMCo believes provide a greater opportunity for capital appreciation over the long-term with a corresponding higher risk of a decline in the value of your investment. A Fund whose stated target year is closer invests a greater portion of its assets in fixed income Underlying Funds which RIMCo believes offers reduced risk and price volatility, and, accordingly lower expected returns. However, when a Fund reaches its target year, it will continue to have a substantial portion of its assets invested in equity and alternative Underlying Funds.

Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

  Investing in Affiliated Underlying Funds . The assets of the Fund are invested principally in Shares of the Underlying Funds, and the investment performance of the Fund is directly related to the investment performance of the Underlying Funds in which it invests. RIMCo is the investment adviser for both the Fund and the Underlying Funds and may be deemed to have a conflict of interest in determining the allocation of the Fund to the Underlying Funds.
  Asset Allocation. Neither the Fund nor RIMCo can offer any assurance that the asset allocation of the Fund will either maximize returns or minimize risks. Nor can the Fund or RIMCo offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor with a particular time horizon or that the recommended asset allocation will meet an investor’s retirement savings goals.
  Long-Term Viability Risk . There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. Investors may be required to liquidate or transfer their investments at an inopportune time. You should consider your own investment goals, time horizon and risk tolerance before investing in any fund.

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The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. The following are the principal risks associated with investing in the Underlying Funds which are also principal risks of investing in the Fund as a result of its investment in the Underlying Funds:

  Active Management . The securities selected for the portfolio may not perform as the Fund’s money managers expect. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies.
  Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price.
  Fixed Income Securities . Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. The Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. In addition, fixed income securities may be downgraded in credit rating or go into default.
  Non-Investment Grade Fixed Income Securities (High Yield or “Junk Bonds”) . Non-investment grade fixed income securities involve higher volatility and higher risk of default than investment grade bonds.
  U.S. and Non-U.S Corporate Debt Securities Risk . Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk, and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose the Fund to greater risk than investments in U.S. corporate debt securities.
  Government Issued or Guaranteed Securities, U.S. Government Securities . Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
  Mortgage-Backed Securities . Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The underlying assets may default or decline in quality or value.
  Asset-Backed Securities . Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.
  Loans and Other Direct Indebtedness . Loans and other direct indebtedness involve the risk that payment of principal, interest and other amounts due in connection with these investments may not be received.
  Repurchase Agreements . Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
  Non-U.S. and Emerging Markets Securities. Non-U.S. securities have risks relating to political, economic and regulatory conditions in foreign countries. The risks associated with non-U.S. securities may be amplified for emerging markets securities.
  Currency Risk . Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
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  Currency Trading Risk . Currency trading strategies may involve instruments that have volatile prices, are illiquid or create economic leverage. Forward currency contracts are subject to the risk that should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
  Derivatives . Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Credit default swaps could result in losses if the creditworthiness of the company or companies on which the credit default swap is based is evaluated incorrectly.
  Real Estate Securities . Just as real estate values go up and down, the value of the securities of companies involved in the industry also fluctuates. Real estate securities, including REITs, may be affected by changes in the value of the underlying properties owned by the companies and by the quality of tenants’ credit.
  Short Sales Risk . A short sale will result in a loss if the price of the security sold short increases between the date of the short sale and the date on which the borrowed security must be returned. Short sales may give rise to a form of leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.
  American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) . ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.
  Commodity Risk . Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or sectors affecting a particular industry or commodity and international economic, political and regulatory developments. The use of leveraged commodity-linked derivatives creates an opportunity for increased return, but also creates the possibility for a greater loss.
  Bank Obligations . The banking industry may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. The banking industry may also be impacted by legal and regulatory developments.
  Liquidity Risk . The market for certain investments may become illiquid under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market.
  Large Redemptions . The Underlying Funds are used as investments for certain funds of funds and in asset allocation programs and may have a large percentage of their Shares owned by such funds or held in such programs. Large redemption activity could result in the Underlying Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The officers and Trustees of the Fund currently serve as officers and Trustees of the Underlying Funds. RIMCo presently serves as investment manager of the Fund and Underlying Funds. Therefore, conflicts may arise as those persons and RIMCo fulfill their fiduciary responsibilities to the Fund and to the Underlying Funds.

Effective August 15, 2012, the following risk factor replaces the “Equity Securities” risk factor listed above:

  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting
5

  in a decline in price. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks and the relative performance of stocks selected pursuant to a defensive style may fluctuate over time. Dynamic stocks have higher than average stock price volatility and may experience sharp declines in value.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

Performance

The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class R1 Shares varies over the life of the Fund. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the Class R1 returns shown in the bar chart, depending upon the fees and expenses of that Class. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. After-tax returns are shown for only one Class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.

Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at www.russell.com.

Class R1 Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2011	1 Year	Since Inception*
Return Before Taxes, Class R2	0.66%	2.75%
Return Before Taxes, Class R3	0.43%	2.51%
Return Before Taxes, Class R1	0.93%	3.01%
Return After Taxes on Distributions, Class R1	(0.06)%	1.78%
Return After Taxes on Distributions and Sale of Fund Shares, Class R1	0.68%	1.87%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.21%
*	The Fund first issued Class R1, R2 and R3 Shares on March 31, 2008.
Management

Investment Adviser

RIMCo is the investment adviser of the Fund and the Underlying Funds.

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Portfolio Manager

Michael R. Ruff, a Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Ruff has managed the Fund since August 2011.

Additional Information

For important information about:

  Purchase of Fund Shares, please see How to Purchase Shares on page 61.
  Redemption of Fund Shares, please see How to Redeem Shares on page 61.
  Taxes, please see Taxes on page 61.
  Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 61.

2020 Strategy Fund

Investment Objective

The Fund seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Funds. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges section and the More About Deferred Sales Charges section, beginning on pages 149 and 152, respectively of the Prospectus, and the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 21 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A*	Class E, R1, R2, R3, S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)#	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*	Class A Shares are not currently offered to new shareholders.
#	The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Class A Shares	Class E Shares	Class R1 Shares	Class R2 Shares	Class R3 Shares	Class S Shares
Advisory Fee	None	None	None	None	None	None
Distribution (12b-1) Fees	0.25%	0.00%	0.00%	0.00%	0.25%	0.00%
Other Expenses (Shareholder Services Fees)	0.00%	0.25%	0.00%	0.25%	0.25%	0.00%
Acquired (Underlying) Fund Fees and Expenses	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Total Annual Fund Operating Expenses	0.95%	0.95%	0.70%	0.95%	1.20%	0.70%
#	“Total Annual Fund Operating Expenses” have been restated to reflect the proportionate share of the expenses of the Underlying Funds in which the Fund invests.

7

Effective October 1, 2010, Russell Investment Management Company (“RIMCo”), has agreed to assume the responsibility of payment for all operating expenses other than Rule 12b-1 distribution fees, shareholder services fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

As a result of the August 15, 2012 changes to the Fund’s target strategic asset allocation to the Underlying Funds in which the Fund will invest, the Fund’s Net Annual Fund Operating Expenses will increase.  Updated Net Annual Fund Operating Expenses will be included in the Fund’s Prospectus when the changes to the target strategic asset reallocations are effective on August 15, 2012.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Class A Shares	Class E Shares	Class R1 Shares	Class R2 Shares	Class R3 Shares	Class S Shares
1 Year	$ 666	$ 97	$ 72	$ 97	$ 122	$ 72
3 Years	$ 860	$ 303	$ 224	$ 303	$ 381	$ 224
5 Years	$ 1,070	$ 525	$ 390	$ 525	$ 660	$ 390
10 Years	$ 1,674	$ 1,166	$ 871	$ 1,166	$ 1,455	$ 871

Portfolio Turnover

The Fund pays no transaction costs or commissions when it buys and sells Shares of the Underlying Funds. The Underlying Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Underlying Funds’ performance. Portfolio turnover rates for the Underlying Funds are available in the Prospectus for the Underlying Funds.

Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund is a “fund of funds” and invests only in the Shares of other Russell Investment Company (“RIC”) Funds (the “Underlying Funds”). The Fund is designed for investors who plan to retire close to 2020. The Fund seeks to achieve its investment objective by investing in Shares of the Underlying Funds which represent various asset classes. The allocation of the Fund’s assets to the Underlying Funds in which it invests will become more conservative over time until approximately 2020, at which time the allocation will remain fixed. The Fund’s approximate target allocation as of June 12, 2012 is 42% to equity Underlying Funds, 52% to fixed income Underlying Funds and 6% to alternative Underlying Funds. Effective August 15, 2012, the Fund’s allocation to the Underlying Funds in which it invests will be modified. The Fund’s allocation to equity, fixed income and alternative Underlying Funds is not expected to change as a result of this modification. As a result of its investments in the Underlying Funds, the Fund indirectly invests principally in U.S. and non-U.S. equity and fixed income securities and derivatives. Alternative Underlying Funds seek a low correlation to equity and/or fixed income investments. The following chart illustrates how the target asset allocation for the Fund becomes more conservative over time. The Fund intends to change its allocation to the Underlying Funds in which it invests once a year, typically near year end. At approximately 2020, the target allocation of the Fund to the Underlying Funds will be fixed. After that time the Fund may, depending on the facts and circumstances and contingent upon Board approval, continue to operate, be merged into the In Retirement Fund or another fund, or be liquidated.

8

Russell Investment Management Company (“RIMCo”), the Fund’s investment adviser, may modify the target asset allocation for the Fund and/or the Underlying Funds in which the Fund invests from time to time based on strategic capital markets research or on factors such as RIMCo’s outlook for the economy, financial markets generally and/or relative market valuation of the asset classes represented by each Underlying Fund. In the future, the Fund may also invest in other RIC Underlying Funds. Modifications in the asset allocation or changes to the Underlying Funds will be based on strategic, long-term allocation decisions and not on tactical, short-term positioning and may be made one or more times per year. The Underlying Funds employ a multi-manager approach whereby most assets of the Underlying Funds are allocated to different unaffiliated money managers.

A Fund whose stated target year is further away invests a greater portion of its assets in equity and alternative Underlying Funds which RIMCo believes provide a greater opportunity for capital appreciation over the long-term with a corresponding higher risk of a decline in the value of your investment. A Fund whose stated target year is closer invests a greater portion of its assets in fixed income Underlying Funds which RIMCo believes offers reduced risk and price volatility, and, accordingly lower expected returns. However, when a Fund reaches its target year, it will continue to have a substantial portion of its assets invested in equity and alternative Underlying Funds.

Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

  Investing in Affiliated Underlying Funds . The assets of the Fund are invested principally in Shares of the Underlying Funds, and the investment performance of the Fund is directly related to the investment performance of the Underlying Funds in which it invests. RIMCo is the investment adviser for both the Fund and the Underlying Funds and may be deemed to have a conflict of interest in determining the allocation of the Fund to the Underlying Funds.
  Asset Allocation. Neither the Fund nor RIMCo can offer any assurance that the asset allocation of the Fund will either maximize returns or minimize risks. Nor can the Fund or RIMCo offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor with a particular time horizon or that the recommended asset allocation will meet an investor’s retirement savings goals.

The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. The following are the principal risks associated with investing in the Underlying Funds which are also principal risks of investing in the Fund as a result of its investment in the Underlying Funds:

9

  Active Management . The securities selected for the portfolio may not perform as the Fund’s money managers expect. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies.
  Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price.
  Fixed Income Securities . Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. The Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. In addition, fixed income securities may be downgraded in credit rating or go into default.
  Non-Investment Grade Fixed Income Securities (High Yield or “Junk Bonds”) . Non-investment grade fixed income securities involve higher volatility and higher risk of default than investment grade bonds.
  U.S. and Non-U.S Corporate Debt Securities Risk . Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk, and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose the Fund to greater risk than investments in U.S. corporate debt securities.
  Government Issued or Guaranteed Securities, U.S. Government Securities . Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
  Mortgage-Backed Securities . Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The underlying assets may default or decline in quality or value.
  Asset-Backed Securities . Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.
  Loans and Other Direct Indebtedness . Loans and other direct indebtedness involve the risk that payment of principal, interest and other amounts due in connection with these investments may not be received.
  Repurchase Agreements . Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
  Non-U.S. and Emerging Markets Securities. Non-U.S. securities have risks relating to political, economic and regulatory conditions in foreign countries. The risks associated with non-U.S. securities may be amplified for emerging markets securities.
  Currency Risk . Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
  Currency Trading Risk . Currency trading strategies may involve instruments that have volatile prices, are illiquid or create economic leverage. Forward currency contracts are subject to the risk that should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
10

  Derivatives . Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Credit default swaps could result in losses if the creditworthiness of the company or companies on which the credit default swap is based is evaluated incorrectly.
  Short Sales Risk . A short sale will result in a loss if the price of the security sold short increases between the date of the short sale and the date on which the borrowed security must be returned. Short sales may give rise to a form of leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.
  Real Estate Securities . Just as real estate values go up and down, the value of the securities of companies involved in the industry also fluctuates. Real estate securities, including REITs, may be affected by changes in the value of the underlying properties owned by the companies and by the quality of tenants’ credit.
  American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) . ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.
  Commodity Risk . Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or sectors affecting a particular industry or commodity and international economic, political and regulatory developments. The use of leveraged commodity-linked derivatives creates an opportunity for increased return, but also creates the possibility for a greater loss.
  Bank Obligations . The banking industry may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. The banking industry may also be impacted by legal and regulatory developments.
  Liquidity Risk . The market for certain investments may become illiquid under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market.
  Large Redemptions . The Underlying Funds are used as investments for certain funds of funds and in asset allocation programs and may have a large percentage of their Shares owned by such funds or held in such programs. Large redemption activity could result in the Underlying Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The officers and Trustees of the Fund currently serve as officers and Trustees of the Underlying Funds. RIMCo presently serves as investment manager of the Fund and Underlying Funds. Therefore, conflicts may arise as those persons and RIMCo fulfill their fiduciary responsibilities to the Fund and to the Underlying Funds.

Effective August 15, 2012, the following risk factor replaces the “Equity Securities” risk factor listed above:

  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks and the relative performance of stocks selected pursuant to a defensive style may fluctuate over time. Dynamic stocks have higher than average stock price volatility and may experience sharp declines in value.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

11

Performance

The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies over a ten year period (or if the Fund has not been in operation for 10 years, since the beginning of the Fund’s operations). The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the Class S returns shown in the bar chart, depending upon the fees and expenses of that Class. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. After-tax returns are shown for only one Class. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.

Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at www.russell.com.

Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2011	1 Year	5 Years	Since Inception
Return Before Taxes, Class A	(6.29)%	0.35%	2.87%
Return Before Taxes, Class E	(0.38)%	1.58%	3.77%
Return Before Taxes, Class R1	(0.28)%	1.81%	4.00%
Return Before Taxes, Class R2	(0.57)%	1.53%	3.74%
Return Before Taxes, Class R3	(0.80)%	1.29%	3.47%
Return Before Taxes, Class S	(0.28)%	1.82%	4.01%
Return After Taxes on Distributions, Class S	(1.21)%	0.65%	2.91%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	(0.18)%	0.91%	2.85%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.60%
Management

Investment Adviser

RIMCo is the investment adviser of the Fund and the Underlying Funds.

Portfolio Manager

Michael R. Ruff, a Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Ruff has managed the Fund since August 2011.

12

Additional Information

For important information about:

  Purchase of Fund Shares, please see How to Purchase Shares on page 61.
  Redemption of Fund Shares, please see How to Redeem Shares on page 61.
  Taxes, please see Taxes on page 61.
  Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 61.

2025 Strategy Fund

Investment Objective

The Fund seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Class R1 Shares	Class R2 Shares	Class R3 Shares
Advisory Fee	None	None	None
Distribution (12b-1) Fees	0.00%	0.00%	0.25%
Other Expenses (Shareholder Services Fees)	0.00%	0.25%	0.25%
Acquired (Underlying) Fund Fees and Expenses	0.76%	0.76%	0.76%
Total Annual Fund Operating Expenses	0.76%	1.01%	1.26%
#	“Total Annual Fund Operating Expenses” have been restated to reflect the proportionate share of the expenses of the Underlying Funds in which the Fund invests.

Effective October 1, 2010, Russell Investment Management Company (“RIMCo”), has agreed to assume the responsibility of payment for all operating expenses other than Rule 12b-1 distribution fees, shareholder services fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

As a result of the August 15, 2012 changes to the Fund’s target strategic asset allocation to the Underlying Funds in which the Fund will invest, the Fund’s Net Annual Fund Operating Expenses will increase.  Updated Net Annual Fund Operating Expenses will be included in the Fund’s Prospectus when the changes to the target strategic asset reallocations are effective on August 15, 2012.

13

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Class R1 Shares	Class R2 Shares	Class R3 Shares
1 Year	$ 78	$ 103	$ 128
3 Years	$ 243	$ 322	$ 400
5 Years	$ 422	$ 558	$ 692
10 Years	$ 942	$ 1,236	$ 1,523

Portfolio Turnover

The Fund pays no transaction costs or commissions when it buys and sells Shares of the Underlying Funds. The Underlying Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Underlying Funds’ performance. Portfolio turnover rates for the Underlying Funds are available in the Prospectus for the Underlying Funds.

Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund is a “fund of funds” and invests only in the Shares of other Russell Investment Company (“RIC”) Funds (the “Underlying Funds”). The Fund is designed for investors who plan to retire close to 2025. The Fund seeks to achieve its investment objective by investing in Shares of the Underlying Funds which represent various asset classes. The allocation of the Fund’s assets to the Underlying Funds in which it invests will become more conservative over time until approximately 2025, at which time the allocation will remain fixed. The Fund’s approximate target allocation as of June 12, 2012 is 54% to equity Underlying Funds, 39% to fixed income Underlying Funds and 7% to alternative Underlying Funds. Effective August 15, 2012, the Fund’s allocation to the Underlying Funds in which it invests will be modified. The Fund’s allocation to equity, fixed income and alternative Underlying Funds is not expected to change as a result of this modification. As a result of its investments in the Underlying Funds, the Fund indirectly invests principally in U.S. and non-U.S. equity and fixed income securities and derivatives. Alternative Underlying Funds seek a low correlation to equity and/or fixed income investments. The following chart illustrates how the target asset allocation for the Fund becomes more conservative over time. The Fund intends to change its allocation to the Underlying Funds in which it invests once a year, typically near year end. At approximately 2025, the target allocation of the Fund to the Underlying Funds will be fixed. After that time the Fund may, depending on the facts and circumstances and contingent upon Board approval, continue to operate, be merged into the In Retirement Fund or another fund, or be liquidated.

14

Russell Investment Management Company (“RIMCo”), the Fund’s investment adviser, may modify the target asset allocation for the Fund and/or the Underlying Funds in which the Fund invests from time to time based on strategic capital markets research or on factors such as RIMCo’s outlook for the economy, financial markets generally and/or relative market valuation of the asset classes represented by each Underlying Fund. In the future, the Fund may also invest in other RIC Underlying Funds. Modifications in the asset allocation or changes to the Underlying Funds will be based on strategic, long-term allocation decisions and not on tactical, short-term positioning and may be made one or more times per year. The Underlying Funds employ a multi-manager approach whereby most assets of the Underlying Funds are allocated to different unaffiliated money managers.

A Fund whose stated target year is further away invests a greater portion of its assets in equity and alternative Underlying Funds which RIMCo believes provide a greater opportunity for capital appreciation over the long-term with a corresponding higher risk of a decline in the value of your investment. A Fund whose stated target year is closer invests a greater portion of its assets in fixed income Underlying Funds which RIMCo believes offers reduced risk and price volatility, and, accordingly lower expected returns. However, when a Fund reaches its target year, it will continue to have a substantial portion of its assets invested in equity and alternative Underlying Funds.

Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

  Investing in Affiliated Underlying Funds . The assets of the Fund are invested principally in Shares of the Underlying Funds, and the investment performance of the Fund is directly related to the investment performance of the Underlying Funds in which it invests. RIMCo is the investment adviser for both the Fund and the Underlying Funds and may be deemed to have a conflict of interest in determining the allocation of the Fund to the Underlying Funds.
  Asset Allocation. Neither the Fund nor RIMCo can offer any assurance that the asset allocation of the Fund will either maximize returns or minimize risks. Nor can the Fund or RIMCo offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor with a particular time horizon or that the recommended asset allocation will meet an investor’s retirement savings goals.
  Long-Term Viability Risk . There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. Investors may be required to liquidate or transfer their investments at an inopportune time. You should consider your own investment goals, time horizon and risk tolerance before investing in any fund.

15

The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. The following are the principal risks associated with investing in the Underlying Funds which are also principal risks of investing in the Fund as a result of its investment in the Underlying Funds:

  Active Management . The securities selected for the portfolio may not perform as the Fund’s money managers expect. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies.
  Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price.
  Fixed Income Securities . Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. The Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. In addition, fixed income securities may be downgraded in credit rating or go into default.
  Non-Investment Grade Fixed Income Securities (High Yield or “Junk Bonds”) . Non-investment grade fixed income securities involve higher volatility and higher risk of default than investment grade bonds.
  U.S. and Non-U.S Corporate Debt Securities Risk . Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk, and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose the Fund to greater risk than investments in U.S. corporate debt securities.
  Government Issued or Guaranteed Securities, U.S. Government Securities . Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
  Mortgage-Backed Securities . Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The underlying assets may default or decline in quality or value.
  Asset-Backed Securities . Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.
  Loans and Other Direct Indebtedness . Loans and other direct indebtedness involve the risk that payment of principal, interest and other amounts due in connection with these investments may not be received.
  Repurchase Agreements . Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
  Non-U.S. and Emerging Markets Securities. Non-U.S. securities have risks relating to political, economic and regulatory conditions in foreign countries. The risks associated with non-U.S. securities may be amplified for emerging markets securities.
  Currency Risk . Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
16

  Currency Trading Risk . Currency trading strategies may involve instruments that have volatile prices, are illiquid or create economic leverage. Forward currency contracts are subject to the risk that should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
  Derivatives . Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Credit default swaps could result in losses if the creditworthiness of the company or companies on which the credit default swap is based is evaluated incorrectly.
  Short Sales Risk . A short sale will result in a loss if the price of the security sold short increases between the date of the short sale and the date on which the borrowed security must be returned. Short sales may give rise to a form of leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.
  Real Estate Securities . Just as real estate values go up and down, the value of the securities of companies involved in the industry also fluctuates. Real estate securities, including REITs, may be affected by changes in the value of the underlying properties owned by the companies and by the quality of tenants’ credit.
  American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) . ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.
  Commodity Risk . Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or sectors affecting a particular industry or commodity and international economic, political and regulatory developments. The use of leveraged commodity-linked derivatives creates an opportunity for increased return, but also creates the possibility for a greater loss.
  Bank Obligations . The banking industry may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. The banking industry may also be impacted by legal and regulatory developments.
  Liquidity Risk . The market for certain investments may become illiquid under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market.
  Large Redemptions . The Underlying Funds are used as investments for certain funds of funds and in asset allocation programs and may have a large percentage of their Shares owned by such funds or held in such programs. Large redemption activity could result in the Underlying Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The officers and Trustees of the Fund currently serve as officers and Trustees of the Underlying Funds. RIMCo presently serves as investment manager of the Fund and Underlying Funds. Therefore, conflicts may arise as those persons and RIMCo fulfill their fiduciary responsibilities to the Fund and to the Underlying Funds.

Effective August 15, 2012, the following risk factor replaces the “Equity Securities” risk factor listed above:

  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting
17

  in a decline in price. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks and the relative performance of stocks selected pursuant to a defensive style may fluctuate over time. Dynamic stocks have higher than average stock price volatility and may experience sharp declines in value.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

Performance

The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class R1 Shares varies over the life of the Fund. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the Class R1 returns shown in the bar chart, depending upon the fees and expenses of that Class. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. After-tax returns are shown for only one Class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.

Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at www.russell.com.

Class R1 Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2011	1 Year	Since Inception*
Return Before Taxes, Class R2	(2.30)%	0.30%
Return Before Taxes, Class R3	(2.52)%	0.04%
Return Before Taxes, Class R1	(2.03)%	0.56%
Return After Taxes on Distributions, Class R1	(2.84)%	(0.28)%
Return After Taxes on Distributions and Sale of Fund Shares, Class R1	(1.19)%	0.03%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	1.50%	1.14%
*	The Fund first issued Class R1, R2 and R3 Shares on March 31, 2008.
Management

Investment Adviser

RIMCo is the investment adviser of the Fund and the Underlying Funds.

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Portfolio Manager

Michael R. Ruff, a Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Ruff has managed the Fund since August 2011.

Additional Information

For important information about:

  Purchase of Fund Shares, please see How to Purchase Shares on page 61.
  Redemption of Fund Shares, please see How to Redeem Shares on page 61.
  Taxes, please see Taxes on page 61.
  Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 61.

2030 Strategy Fund

Investment Objective

The Fund seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Funds. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges section and the More About Deferred Sales Charges section, beginning on pages 149 and 152, respectively of the Prospectus, and the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 21 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A*	Class E, R1, R2, R3, S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)#	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*	Class A Shares are not currently offered to new shareholders.
#	The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Class A Shares	Class E Shares	Class R1 Shares	Class R2 Shares	Class R3 Shares	Class S Shares
Advisory Fee	None	None	None	None	None	None
Distribution (12b-1) Fees	0.25%	0.00%	0.00%	0.00%	0.25%	0.00%
Other Expenses (Shareholder Services Fees)	0.00%	0.25%	0.00%	0.25%	0.25%	0.00%
Acquired (Underlying) Fund Fees and Expenses	0.81%	0.81%	0.81%	0.81%	0.81%	0.81%
Total Annual Fund Operating Expenses	1.06%	1.06%	0.81%	1.06%	1.31%	0.81%
#	“Total Annual Fund Operating Expenses” have been restated to reflect the proportionate share of the expenses of the Underlying Funds in which the Fund invests.

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Effective October 1, 2010, Russell Investment Management Company (“RIMCo”), has agreed to assume the responsibility of payment for all operating expenses other than Rule 12b-1 distribution fees, shareholder services fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

As a result of the August 15, 2012 changes to the Fund’s target strategic asset allocation to the Underlying Funds in which the Fund will invest, the Fund’s Net Annual Fund Operating Expenses will increase.  Updated Net Annual Fund Operating Expenses will be included in the Fund’s Prospectus when the changes to the target strategic asset reallocations are effective on August 15, 2012.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Class A Shares	Class E Shares	Class R1 Shares	Class R2 Shares	Class R3 Shares	Class S Shares
1 Year	$ 677	$ 108	$ 83	$ 108	$ 133	$ 83
3 Years	$ 893	$ 337	$ 259	$ 337	$ 415	$ 259
5 Years	$ 1,126	$ 585	$ 450	$ 585	$ 718	$ 450
10 Years	$ 1,795	$ 1,294	$ 1,002	$ 1,294	$ 1,579	$ 1,002

Portfolio Turnover

The Fund pays no transaction costs or commissions when it buys and sells Shares of the Underlying Funds. The Underlying Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Underlying Funds’ performance. Portfolio turnover rates for the Underlying Funds are available in the Prospectus for the Underlying Funds.

Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund is a “fund of funds” and invests only in the Shares of other Russell Investment Company (“RIC”) Funds (the “Underlying Funds”). The Fund is designed for investors who plan to retire close to 2030. The Fund seeks to achieve its investment objective by investing in Shares of the Underlying Funds which represent various asset classes. The allocation of the Fund’s assets to the Underlying Funds in which it invests will become more conservative over time until approximately 2030, at which time the allocation will remain fixed. The Fund’s approximate target allocation as of June 12, 2012 is 68% to equity Underlying Funds, 22% to fixed income Underlying Funds and 10% to alternative Underlying Funds. Effective August 15, 2012, the Fund’s allocation to the Underlying Funds in which it invests will be modified. The Fund’s allocation to equity, fixed income and alternative Underlying Funds is not expected to change as a result of this modification. As a result of its investments in the Underlying Funds, the Fund indirectly invests principally in U.S. and non-U.S. equity and fixed income securities and derivatives. Alternative Underlying Funds seek a low correlation to equity and/or fixed income investments. The following chart illustrates how the target asset allocation for the Fund becomes more conservative over time. The Fund intends to change its allocation to the Underlying Funds in which it invests once a year, typically near year end. At approximately 2030, the target allocation of the Fund to the Underlying Funds will be fixed. After that time the Fund may, depending on the facts and circumstances and contingent upon Board approval, continue to operate, be merged into the In Retirement Fund or another fund, or be liquidated.

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Russell Investment Management Company (“RIMCo”), the Fund’s investment adviser, may modify the target asset allocation for the Fund and/or the Underlying Funds in which the Fund invests from time to time based on strategic capital markets research or on factors such as RIMCo’s outlook for the economy, financial markets generally and/or relative market valuation of the asset classes represented by each Underlying Fund. In the future, the Fund may also invest in other RIC Underlying Funds. Modifications in the asset allocation or changes to the Underlying Funds will be based on strategic, long-term allocation decisions and not on tactical, short-term positioning and may be made one or more times per year. The Underlying Funds employ a multi-manager approach whereby most assets of the Underlying Funds are allocated to different unaffiliated money managers.

A Fund whose stated target year is further away invests a greater portion of its assets in equity and alternative Underlying Funds which RIMCo believes provide a greater opportunity for capital appreciation over the long-term with a corresponding higher risk of a decline in the value of your investment. A Fund whose stated target year is closer invests a greater portion of its assets in fixed income Underlying Funds which RIMCo believes offers reduced risk and price volatility, and, accordingly lower expected returns. However, when a Fund reaches its target year, it will continue to have a substantial portion of its assets invested in equity and alternative Underlying Funds.

Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

  Investing in Affiliated Underlying Funds . The assets of the Fund are invested principally in Shares of the Underlying Funds, and the investment performance of the Fund is directly related to the investment performance of the Underlying Funds in which it invests. RIMCo is the investment adviser for both the Fund and the Underlying Funds and may be deemed to have a conflict of interest in determining the allocation of the Fund to the Underlying Funds.
  Asset Allocation. Neither the Fund nor RIMCo can offer any assurance that the asset allocation of the Fund will either maximize returns or minimize risks. Nor can the Fund or RIMCo offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor with a particular time horizon or that the recommended asset allocation will meet an investor’s retirement savings goals.

The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. The following are the principal risks associated with investing in the Underlying Funds which are also principal risks of investing in the Fund as a result of its investment in the Underlying Funds:

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  Active Management . The securities selected for the portfolio may not perform as the Fund’s money managers expect. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies.
  Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price.
  Fixed Income Securities . Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. The Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. In addition, fixed income securities may be downgraded in credit rating or go into default.
  Non-Investment Grade Fixed Income Securities (High Yield or “Junk Bonds”) . Non-investment grade fixed income securities involve higher volatility and higher risk of default than investment grade bonds.
  U.S. and Non-U.S Corporate Debt Securities Risk . Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk, and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose the Fund to greater risk than investments in U.S. corporate debt securities.
  Government Issued or Guaranteed Securities, U.S. Government Securities . Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
  Mortgage-Backed Securities . Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The underlying assets may default or decline in quality or value.
  Asset-Backed Securities . Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.
  Loans and Other Direct Indebtedness . Loans and other direct indebtedness involve the risk that payment of principal, interest and other amounts due in connection with these investments may not be received.
  Repurchase Agreements . Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
  Non-U.S. and Emerging Markets Securities. Non-U.S. securities have risks relating to political, economic and regulatory conditions in foreign countries. The risks associated with non-U.S. securities may be amplified for emerging markets securities.
  Currency Risk . Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
  Currency Trading Risk . Currency trading strategies may involve instruments that have volatile prices, are illiquid or create economic leverage. Forward currency contracts are subject to the risk that should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
22

  Derivatives . Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Credit default swaps could result in losses if the creditworthiness of the company or companies on which the credit default swap is based is evaluated incorrectly.
  Short Sales Risk . A short sale will result in a loss if the price of the security sold short increases between the date of the short sale and the date on which the borrowed security must be returned. Short sales may give rise to a form of leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.
  Real Estate Securities . Just as real estate values go up and down, the value of the securities of companies involved in the industry also fluctuates. Real estate securities, including REITs, may be affected by changes in the value of the underlying properties owned by the companies and by the quality of tenants’ credit.
  American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) . ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.
  Commodity Risk . Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or sectors affecting a particular industry or commodity and international economic, political and regulatory developments. The use of leveraged commodity-linked derivatives creates an opportunity for increased return, but also creates the possibility for a greater loss.
  Bank Obligations . The banking industry may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. The banking industry may also be impacted by legal and regulatory developments.
  Liquidity Risk . The market for certain investments may become illiquid under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market.
  Large Redemptions . The Underlying Funds are used as investments for certain funds of funds and in asset allocation programs and may have a large percentage of their Shares owned by such funds or held in such programs. Large redemption activity could result in the Underlying Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The officers and Trustees of the Fund currently serve as officers and Trustees of the Underlying Funds. RIMCo presently serves as investment manager of the Fund and Underlying Funds. Therefore, conflicts may arise as those persons and RIMCo fulfill their fiduciary responsibilities to the Fund and to the Underlying Funds.

Effective August 15, 2012, the following risk factor replaces the “Equity Securities” risk factor listed above:

  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks and the relative performance of stocks selected pursuant to a defensive style may fluctuate over time. Dynamic stocks have higher than average stock price volatility and may experience sharp declines in value.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

23

Performance

The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies over a ten year period (or if the Fund has not been in operation for 10 years, since the beginning of the Fund’s operations). The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the Class S returns shown in the bar chart, depending upon the fees and expenses of that Class. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. After-tax returns are shown for only one Class. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.

Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at www.russell.com.

Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2011	1 Year	5 Years	Since Inception
Return Before Taxes, Class A	(10.04)%	(2.47)%	1.26%
Return Before Taxes, Class E	(4.87)%	(1.47)%	2.01%
Return Before Taxes, Class R1	(4.37)%	(1.17)%	2.29%
Return Before Taxes, Class R2	(4.55)%	(1.41)%	2.04%
Return Before Taxes, Class R3	(4.77)%	(1.66)%	1.80%
Return Before Taxes, Class S	(4.37)%	(1.17)%	2.29%
Return After Taxes on Distributions, Class S	(4.90)%	(1.90)%	1.50%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	(2.70)%	(1.30)%	1.61%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	1.50%	(0.02)%	2.95%
Management

Investment Adviser

RIMCo is the investment adviser of the Fund and the Underlying Funds.

Portfolio Manager

Michael R. Ruff, a Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Ruff has managed the Fund since August 2011.

24

Additional Information

For important information about:

  Purchase of Fund Shares, please see How to Purchase Shares on page 61.
  Redemption of Fund Shares, please see How to Redeem Shares on page 61.
  Taxes, please see Taxes on page 61.
  Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 61.

2035 Strategy Fund

Investment Objective

The Fund seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Class R1 Shares	Class R2 Shares	Class R3 Shares
Advisory Fee	None	None	None
Distribution (12b-1) Fees	0.00%	0.00%	0.25%
Other Expenses (Shareholder Services Fees)	0.00%	0.25%	0.25%
Acquired (Underlying) Fund Fees and Expenses	0.84%	0.84%	0.84%
Total Annual Fund Operating Expenses	0.84%	1.09%	1.34%
#	“Total Annual Fund Operating Expenses” have been restated to reflect the proportionate share of the expenses of the Underlying Funds in which the Fund invests.

Effective October 1, 2010, Russell Investment Management Company (“RIMCo”), has agreed to assume the responsibility of payment for all operating expenses other than Rule 12b-1 distribution fees, shareholder services fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

As a result of the August 15, 2012 changes to the Fund’s target strategic asset allocation to the Underlying Funds in which the Fund will invest, the Fund’s Net Annual Fund Operating Expenses will increase.  Updated Net Annual Fund Operating Expenses will be included in the Fund’s Prospectus when the changes to the target strategic asset reallocations are effective on August 15, 2012.

25

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Class R1 Shares	Class R2 Shares	Class R3 Shares
1 Year	$ 86	$ 111	$ 136
3 Years	$ 268	$ 347	$ 425
5 Years	$ 466	$ 601	$ 734
10 Years	$ 1,037	$ 1,329	$ 1,613

Portfolio Turnover

The Fund pays no transaction costs or commissions when it buys and sells Shares of the Underlying Funds. The Underlying Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Underlying Funds’ performance. Portfolio turnover rates for the Underlying Funds are available in the Prospectus for the Underlying Funds.

Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund is a “fund of funds” and invests only in the Shares of other Russell Investment Company (“RIC”) Funds (the “Underlying Funds”). The Fund is designed for investors who plan to retire close to 2035. The Fund seeks to achieve its investment objective by investing in Shares of the Underlying Funds which represent various asset classes. The allocation of the Fund’s assets to the Underlying Funds in which it invests will become more conservative over time until approximately 2035, at which time the allocation will remain fixed. The Fund’s approximate target allocation as of June 12, 2012 is 79% to equity Underlying Funds, 10% to fixed income Underlying Funds and 11% to alternative Underlying Funds. Effective August 15, 2012, the Fund’s allocation to the Underlying Funds in which it invests will be modified. The Fund’s allocation to equity, fixed income and alternative Underlying Funds is not expected to change as a result of this modification. As a result of its investments in the Underlying Funds, the Fund indirectly invests principally in U.S. and non-U.S. equity and fixed income securities and derivatives. Alternative Underlying Funds seek a low correlation to equity and/or fixed income investments. The following chart illustrates how the target asset allocation for the Fund becomes more conservative over time. The Fund intends to change its allocation to the Underlying Funds in which it invests once a year, typically near year end. At approximately 2035, the target allocation of the Fund to the Underlying Funds will be fixed. After that time the Fund may, depending on the facts and circumstances and contingent upon Board approval, continue to operate, be merged into the In Retirement Fund or another fund, or be liquidated.

26

Russell Investment Management Company (“RIMCo”), the Fund’s investment adviser, may modify the target asset allocation for the Fund and/or the Underlying Funds in which the Fund invests from time to time based on strategic capital markets research or on factors such as RIMCo’s outlook for the economy, financial markets generally and/or relative market valuation of the asset classes represented by each Underlying Fund. In the future, the Fund may also invest in other RIC Underlying Funds. Modifications in the asset allocation or changes to the Underlying Funds will be based on strategic, long-term allocation decisions and not on tactical, short-term positioning and may be made one or more times per year. The Underlying Funds employ a multi-manager approach whereby most assets of the Underlying Funds are allocated to different unaffiliated money managers.

A Fund whose stated target year is further away invests a greater portion of its assets in equity and alternative Underlying Funds which RIMCo believes provide a greater opportunity for capital appreciation over the long-term with a corresponding higher risk of a decline in the value of your investment. A Fund whose stated target year is closer invests a greater portion of its assets in fixed income Underlying Funds which RIMCo believes offers reduced risk and price volatility, and, accordingly lower expected returns. However, when a Fund reaches its target year, it will continue to have a substantial portion of its assets invested in equity and alternative Underlying Funds.

Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

  Investing in Affiliated Underlying Funds . The assets of the Fund are invested principally in Shares of the Underlying Funds, and the investment performance of the Fund is directly related to the investment performance of the Underlying Funds in which it invests. RIMCo is the investment adviser for both the Fund and the Underlying Funds and may be deemed to have a conflict of interest in determining the allocation of the Fund to the Underlying Funds.
  Asset Allocation. Neither the Fund nor RIMCo can offer any assurance that the asset allocation of the Fund will either maximize returns or minimize risks. Nor can the Fund or RIMCo offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor with a particular time horizon or that the recommended asset allocation will meet an investor’s retirement savings goals.
  Long-Term Viability Risk . There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. Investors may be required to liquidate or transfer their investments at an inopportune time. You should consider your own investment goals, time horizon and risk tolerance before investing in any fund.

27

The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. The following are the principal risks associated with investing in the Underlying Funds which are also principal risks of investing in the Fund as a result of its investment in the Underlying Funds:

  Active Management . The securities selected for the portfolio may not perform as the Fund’s money managers expect. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies.
  Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price.
  Fixed Income Securities . Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. The Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. In addition, fixed income securities may be downgraded in credit rating or go into default.
  Non-Investment Grade Fixed Income Securities (High Yield or “Junk Bonds”) . Non-investment grade fixed income securities involve higher volatility and higher risk of default than investment grade bonds.
  U.S. and Non-U.S Corporate Debt Securities Risk . Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk, and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose the Fund to greater risk than investments in U.S. corporate debt securities.
  Government Issued or Guaranteed Securities, U.S. Government Securities . Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
  Mortgage-Backed Securities . Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The underlying assets may default or decline in quality or value.
  Asset-Backed Securities . Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.
  Loans and Other Direct Indebtedness . Loans and other direct indebtedness involve the risk that payment of principal, interest and other amounts due in connection with these investments may not be received.
  Repurchase Agreements . Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
  Non-U.S. and Emerging Markets Securities. Non-U.S. securities have risks relating to political, economic and regulatory conditions in foreign countries. The risks associated with non-U.S. securities may be amplified for emerging markets securities.
  Currency Risk . Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
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  Currency Trading Risk . Currency trading strategies may involve instruments that have volatile prices, are illiquid or create economic leverage. Forward currency contracts are subject to the risk that should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
  Derivatives . Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Credit default swaps could result in losses if the creditworthiness of the company or companies on which the credit default swap is based is evaluated incorrectly.
  Short Sales Risk . A short sale will result in a loss if the price of the security sold short increases between the date of the short sale and the date on which the borrowed security must be returned. Short sales may give rise to a form of leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.
  Real Estate Securities . Just as real estate values go up and down, the value of the securities of companies involved in the industry also fluctuates. Real estate securities, including REITs, may be affected by changes in the value of the underlying properties owned by the companies and by the quality of tenants’ credit.
  American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) . ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.
  Commodity Risk . Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or sectors affecting a particular industry or commodity and international economic, political and regulatory developments. The use of leveraged commodity-linked derivatives creates an opportunity for increased return, but also creates the possibility for a greater loss.
  Bank Obligations . The banking industry may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. The banking industry may also be impacted by legal and regulatory developments.
  Liquidity Risk . The market for certain investments may become illiquid under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market.
  Large Redemptions . The Underlying Funds are used as investments for certain funds of funds and in asset allocation programs and may have a large percentage of their Shares owned by such funds or held in such programs. Large redemption activity could result in the Underlying Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The officers and Trustees of the Fund currently serve as officers and Trustees of the Underlying Funds. RIMCo presently serves as investment manager of the Fund and Underlying Funds. Therefore, conflicts may arise as those persons and RIMCo fulfill their fiduciary responsibilities to the Fund and to the Underlying Funds.

Effective August 15, 2012, the following risk factor replaces the “Equity Securities” risk factor listed above:

  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting
29

  in a decline in price. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks and the relative performance of stocks selected pursuant to a defensive style may fluctuate over time. Dynamic stocks have higher than average stock price volatility and may experience sharp declines in value.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

Performance

The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class R1 Shares varies over the life of the Fund. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the Class R1 returns shown in the bar chart, depending upon the fees and expenses of that Class. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. After-tax returns are shown for only one Class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.

Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at www.russell.com.

Class R1 Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2011	1 Year	Since Inception*
Return Before Taxes, Class R2	(5.44)%	(1.57)%
Return Before Taxes, Class R3	(5.64)%	(1.80)%
Return Before Taxes, Class R1	(5.16)%	(1.30)%
Return After Taxes on Distributions, Class R1	(5.72)%	(1.86)%
Return After Taxes on Distributions and Sale of Fund Shares, Class R1	(3.12)%	(1.35)%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	1.50%	1.14%
*	The Fund first issued Class R1, R2 and R3 Shares on March 31, 2008.
Management

Investment Adviser

RIMCo is the investment adviser of the Fund and the Underlying Funds.

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Portfolio Manager

Michael R. Ruff, a Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Ruff has managed the Fund since August 2011.

Additional Information

For important information about:

  Purchase of Fund Shares, please see How to Purchase Shares on page 61.
  Redemption of Fund Shares, please see How to Redeem Shares on page 61.
  Taxes, please see Taxes on page 61.
  Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 61.

2040 Strategy Fund

Investment Objective

The Fund seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Funds. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges section and the More About Deferred Sales Charges section, beginning on pages 149 and 152, respectively of the Prospectus, and the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 21 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A*	Class E, R1, R2, R3, S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)#	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*	Class A Shares are not currently offered to new shareholders.
#	The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Class A Shares	Class E Shares	Class R1 Shares	Class R2 Shares	Class R3 Shares	Class S Shares
Advisory Fee	None	None	None	None	None	None
Distribution (12b-1) Fees	0.25%	0.00%	0.00%	0.00%	0.25%	0.00%
Other Expenses (Shareholder Services Fees)	0.00%	0.25%	0.00%	0.25%	0.25%	0.00%
Acquired (Underlying) Fund Fees and Expenses	0.84%	0.84%	0.84%	0.84%	0.84%	0.84%
Total Annual Fund Operating Expenses	1.09%	1.09%	0.84%	1.09%	1.34%	0.84%
#	“Total Annual Fund Operating Expenses” have been restated to reflect the proportionate share of the expenses of the Underlying Funds in which the Fund invests.

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Effective October 1, 2010, Russell Investment Management Company (“RIMCo”), has agreed to assume the responsibility of payment for all operating expenses other than Rule 12b-1 distribution fees, shareholder services fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

As a result of the August 15, 2012 changes to the Fund’s target strategic asset allocation to the Underlying Funds in which the Fund will invest, the Fund’s Net Annual Fund Operating Expenses will increase.  Updated Net Annual Fund Operating Expenses will be included in the Fund’s Prospectus when the changes to the target strategic asset reallocations are effective on August 15, 2012.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Class A Shares	Class E Shares	Class R1 Shares	Class R2 Shares	Class R3 Shares	Class S Shares
1 Year	$ 680	$ 111	$ 86	$ 111	$ 136	$ 86
3 Years	$ 902	$ 347	$ 268	$ 347	$ 425	$ 268
5 Years	$ 1,141	$ 601	$ 466	$ 601	$ 734	$ 466
10 Years	$ 1,827	$ 1,329	$ 1,037	$ 1,329	$ 1,613	$ 1,037

Portfolio Turnover

The Fund pays no transaction costs or commissions when it buys and sells Shares of the Underlying Funds. The Underlying Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Underlying Funds’ performance. Portfolio turnover rates for the Underlying Funds are available in the Prospectus for the Underlying Funds.

Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund is a “fund of funds” and invests only in the Shares of other Russell Investment Company (“RIC”) Funds (the “Underlying Funds”). The Fund is designed for investors who plan to retire close to 2040. The Fund seeks to achieve its investment objective by investing in Shares of the Underlying Funds which represent various asset classes. The allocation of the Fund’s assets to the Underlying Funds in which it invests will become more conservative over time until approximately 2040, at which time the allocation will remain fixed. The Fund’s approximate target allocation as of June 12, 2012 is 79% to equity Underlying Funds, 10% to fixed income Underlying Funds and 11% to alternative Underlying Funds. Effective August 15, 2012, the Fund’s allocation to the Underlying Funds in which it invests will be modified. The Fund’s allocation to equity, fixed income and alternative Underlying Funds is not expected to change as a result of this modification. As a result of its investments in the Underlying Funds, the Fund indirectly invests principally in U.S. and non-U.S. equity and fixed income securities and derivatives. Alternative Underlying Funds seek a low correlation to equity and/or fixed income investments. The following chart illustrates how the target asset allocation for the Fund becomes more conservative over time. The Fund intends to change its allocation to the Underlying Funds in which it invests once a year, typically near year end. At approximately 2040, the target allocation of the Fund to the Underlying Funds will be fixed. After that time the Fund may, depending on the facts and circumstances and contingent upon Board approval, continue to operate, be merged into the In Retirement Fund or another fund, or be liquidated.

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Russell Investment Management Company (“RIMCo”), the Fund’s investment adviser, may modify the target asset allocation for the Fund and/or the Underlying Funds in which the Fund invests from time to time based on strategic capital markets research or on factors such as RIMCo’s outlook for the economy, financial markets generally and/or relative market valuation of the asset classes represented by each Underlying Fund. In the future, the Fund may also invest in other RIC Underlying Funds. Modifications in the asset allocation or changes to the Underlying Funds will be based on strategic, long-term allocation decisions and not on tactical, short-term positioning and may be made one or more times per year. The Underlying Funds employ a multi-manager approach whereby most assets of the Underlying Funds are allocated to different unaffiliated money managers.

A Fund whose stated target year is further away invests a greater portion of its assets in equity and alternative Underlying Funds which RIMCo believes provide a greater opportunity for capital appreciation over the long-term with a corresponding higher risk of a decline in the value of your investment. A Fund whose stated target year is closer invests a greater portion of its assets in fixed income Underlying Funds which RIMCo believes offers reduced risk and price volatility, and, accordingly lower expected returns. However, when a Fund reaches its target year, it will continue to have a substantial portion of its assets invested in equity and alternative Underlying Funds.

Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

  Investing in Affiliated Underlying Funds . The assets of the Fund are invested principally in Shares of the Underlying Funds, and the investment performance of the Fund is directly related to the investment performance of the Underlying Funds in which it invests. RIMCo is the investment adviser for both the Fund and the Underlying Funds and may be deemed to have a conflict of interest in determining the allocation of the Fund to the Underlying Funds.
  Asset Allocation. Neither the Fund nor RIMCo can offer any assurance that the asset allocation of the Fund will either maximize returns or minimize risks. Nor can the Fund or RIMCo offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor with a particular time horizon or that the recommended asset allocation will meet an investor’s retirement savings goals.

The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. The following are the principal risks associated with investing in the Underlying Funds which are also principal risks of investing in the Fund as a result of its investment in the Underlying Funds:

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  Active Management . The securities selected for the portfolio may not perform as the Fund’s money managers expect. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies.
  Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price.
  Fixed Income Securities . Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. The Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. In addition, fixed income securities may be downgraded in credit rating or go into default.
  Non-Investment Grade Fixed Income Securities (High Yield or “Junk Bonds”) . Non-investment grade fixed income securities involve higher volatility and higher risk of default than investment grade bonds.
  U.S. and Non-U.S Corporate Debt Securities Risk . Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk, and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose the Fund to greater risk than investments in U.S. corporate debt securities.
  Government Issued or Guaranteed Securities, U.S. Government Securities . Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
  Mortgage-Backed Securities . Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The underlying assets may default or decline in quality or value.
  Asset-Backed Securities . Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.
  Loans and Other Direct Indebtedness . Loans and other direct indebtedness involve the risk that payment of principal, interest and other amounts due in connection with these investments may not be received.
  Repurchase Agreements . Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
  Non-U.S. and Emerging Markets Securities. Non-U.S. securities have risks relating to political, economic and regulatory conditions in foreign countries. The risks associated with non-U.S. securities may be amplified for emerging markets securities.
  Currency Risk . Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
  Currency Trading Risk . Currency trading strategies may involve instruments that have volatile prices, are illiquid or create economic leverage. Forward currency contracts are subject to the risk that should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
34

  Derivatives . Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Credit default swaps could result in losses if the creditworthiness of the company or companies on which the credit default swap is based is evaluated incorrectly.
  Short Sales Risk . A short sale will result in a loss if the price of the security sold short increases between the date of the short sale and the date on which the borrowed security must be returned. Short sales may give rise to a form of leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.
  Real Estate Securities . Just as real estate values go up and down, the value of the securities of companies involved in the industry also fluctuates. Real estate securities, including REITs, may be affected by changes in the value of the underlying properties owned by the companies and by the quality of tenants’ credit.
  American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) . ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.
  Commodity Risk . Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or sectors affecting a particular industry or commodity and international economic, political and regulatory developments. The use of leveraged commodity-linked derivatives creates an opportunity for increased return, but also creates the possibility for a greater loss.
  Bank Obligations . The banking industry may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. The banking industry may also be impacted by legal and regulatory developments.
  Liquidity Risk . The market for certain investments may become illiquid under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market.
  Large Redemptions . The Underlying Funds are used as investments for certain funds of funds and in asset allocation programs and may have a large percentage of their Shares owned by such funds or held in such programs. Large redemption activity could result in the Underlying Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The officers and Trustees of the Fund currently serve as officers and Trustees of the Underlying Funds. RIMCo presently serves as investment manager of the Fund and Underlying Funds. Therefore, conflicts may arise as those persons and RIMCo fulfill their fiduciary responsibilities to the Fund and to the Underlying Funds.

Effective August 15, 2012, the following risk factor replaces the “Equity Securities” risk factor listed above:

  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks and the relative performance of stocks selected pursuant to a defensive style may fluctuate over time. Dynamic stocks have higher than average stock price volatility and may experience sharp declines in value.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

35

Performance

The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies over a ten year period (or if the Fund has not been in operation for 10 years, since the beginning of the Fund’s operations). The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the Class S returns shown in the bar chart, depending upon the fees and expenses of that Class. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. After-tax returns are shown for only one Class. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.

Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at www.russell.com.

Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2011	1 Year	5 Years	Since Inception
Return Before Taxes, Class A	(10.91)%	(2.88)%	1.16%
Return Before Taxes, Class E	(5.51)%	(1.75)%	2.01%
Return Before Taxes, Class R1	(5.19)%	(1.47)%	2.28%
Return Before Taxes, Class R2	(5.37)%	(1.71)%	2.03%
Return Before Taxes, Class R3	(5.70)%	(1.98)%	1.76%
Return Before Taxes, Class S	(5.19)%	(1.47)%	2.28%
Return After Taxes on Distributions, Class S	(5.65)%	(2.11)%	1.56%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	(3.23)%	(1.51)%	1.64%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	1.50%	(0.02)%	2.95%
Management

Investment Adviser

RIMCo is the investment adviser of the Fund and the Underlying Funds.

Portfolio Manager

Michael R. Ruff, a Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Ruff has managed the Fund since August 2011.

36

Additional Information

For important information about:

  Purchase of Fund Shares, please see How to Purchase Shares on page 61.
  Redemption of Fund Shares, please see How to Redeem Shares on page 61.
  Taxes, please see Taxes on page 61.
  Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 61.

2045 Strategy Fund

Investment Objective

The Fund seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Class R1 Shares	Class R2 Shares	Class R3 Shares
Advisory Fee	None	None	None
Distribution (12b-1) Fees	0.00%	0.00%	0.25%
Other Expenses (Shareholder Services Fees)	0.00%	0.25%	0.25%
Acquired (Underlying) Fund Fees and Expenses	0.84%	0.84%	0.84%
Total Annual Fund Operating Expenses	0.84%	1.09%	1.34%
#	“Total Annual Fund Operating Expenses” have been restated to reflect the proportionate share of the expenses of the Underlying Funds in which the Fund invests.

Effective October 1, 2010, Russell Investment Management Company (“RIMCo”), has agreed to assume the responsibility of payment for all operating expenses other than Rule 12b-1 distribution fees, shareholder services fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

As a result of the August 15, 2012 changes to the Fund’s target strategic asset allocation to the Underlying Funds in which the Fund will invest, the Fund’s Net Annual Fund Operating Expenses will increase.  Updated Net Annual Fund Operating Expenses will be included in the Fund’s Prospectus when the changes to the target strategic asset reallocations are effective on August 15, 2012.

37

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Class R1 Shares	Class R2 Shares	Class R3 Shares
1 Year	$ 86	$ 111	$ 136
3 Years	$ 268	$ 347	$ 425
5 Years	$ 466	$ 601	$ 734
10 Years	$ 1,037	$ 1,329	$ 1,613

Portfolio Turnover

The Fund pays no transaction costs or commissions when it buys and sells Shares of the Underlying Funds. The Underlying Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Underlying Funds’ performance. Portfolio turnover rates for the Underlying Funds are available in the Prospectus for the Underlying Funds.

Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund is a “fund of funds” and invests only in the Shares of other Russell Investment Company (“RIC”) Funds (the “Underlying Funds”). The Fund is designed for investors who plan to retire close to 2045. The Fund seeks to achieve its investment objective by investing in Shares of the Underlying Funds which represent various asset classes. The allocation of the Fund’s assets to the Underlying Funds in which it invests will become more conservative over time until approximately 2045, at which time the allocation will remain fixed. The Fund’s approximate target allocation as of June 12, 2012 is 79% to equity Underlying Funds, 10% to fixed income Underlying Funds and 11% to alternative Underlying Funds. Effective August 15, 2012, the Fund’s allocation to the Underlying Funds in which it invests will be modified. The Fund’s allocation to equity, fixed income and alternative Underlying Funds is not expected to change as a result of this modification. As a result of its investments in the Underlying Funds, the Fund indirectly invests principally in U.S. and non-U.S. equity and fixed income securities and derivatives. Alternative Underlying Funds seek a low correlation to equity and/or fixed income investments. The following chart illustrates how the target asset allocation for the Fund becomes more conservative over time. The Fund intends to change its allocation to the Underlying Funds in which it invests once a year, typically near year end. At approximately 2045, the target allocation of the Fund to the Underlying Funds will be fixed. After that time the Fund may, depending on the facts and circumstances and contingent upon Board approval, continue to operate, be merged into the In Retirement Fund or another fund, or be liquidated.

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Russell Investment Management Company (“RIMCo”), the Fund’s investment adviser, may modify the target asset allocation for the Fund and/or the Underlying Funds in which the Fund invests from time to time based on strategic capital markets research or on factors such as RIMCo’s outlook for the economy, financial markets generally and/or relative market valuation of the asset classes represented by each Underlying Fund. In the future, the Fund may also invest in other RIC Underlying Funds. Modifications in the asset allocation or changes to the Underlying Funds will be based on strategic, long-term allocation decisions and not on tactical, short-term positioning and may be made one or more times per year. The Underlying Funds employ a multi-manager approach whereby most assets of the Underlying Funds are allocated to different unaffiliated money managers.

A Fund whose stated target year is further away invests a greater portion of its assets in equity and alternative Underlying Funds which RIMCo believes provide a greater opportunity for capital appreciation over the long-term with a corresponding higher risk of a decline in the value of your investment. A Fund whose stated target year is closer invests a greater portion of its assets in fixed income Underlying Funds which RIMCo believes offers reduced risk and price volatility, and, accordingly lower expected returns. However, when a Fund reaches its target year, it will continue to have a substantial portion of its assets invested in equity and alternative Underlying Funds.

Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

  Investing in Affiliated Underlying Funds . The assets of the Fund are invested principally in Shares of the Underlying Funds, and the investment performance of the Fund is directly related to the investment performance of the Underlying Funds in which it invests. RIMCo is the investment adviser for both the Fund and the Underlying Funds and may be deemed to have a conflict of interest in determining the allocation of the Fund to the Underlying Funds.
  Asset Allocation. Neither the Fund nor RIMCo can offer any assurance that the asset allocation of the Fund will either maximize returns or minimize risks. Nor can the Fund or RIMCo offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor with a particular time horizon or that the recommended asset allocation will meet an investor’s retirement savings goals.
  Long-Term Viability Risk . There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. Investors may be required to liquidate or transfer their investments at an inopportune time. You should consider your own investment goals, time horizon and risk tolerance before investing in any fund.

39

The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. The following are the principal risks associated with investing in the Underlying Funds which are also principal risks of investing in the Fund as a result of its investment in the Underlying Funds:

  Active Management . The securities selected for the portfolio may not perform as the Fund’s money managers expect. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies.
  Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price.
  Fixed Income Securities . Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. The Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. In addition, fixed income securities may be downgraded in credit rating or go into default.
  Non-Investment Grade Fixed Income Securities (High Yield or “Junk Bonds”) . Non-investment grade fixed income securities involve higher volatility and higher risk of default than investment grade bonds.
  U.S. and Non-U.S Corporate Debt Securities Risk . Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk, and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose the Fund to greater risk than investments in U.S. corporate debt securities.
  Government Issued or Guaranteed Securities, U.S. Government Securities . Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
  Mortgage-Backed Securities . Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The underlying assets may default or decline in quality or value.
  Asset-Backed Securities . Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.
  Loans and Other Direct Indebtedness . Loans and other direct indebtedness involve the risk that payment of principal, interest and other amounts due in connection with these investments may not be received.
  Repurchase Agreements . Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
  Non-U.S. and Emerging Markets Securities. Non-U.S. securities have risks relating to political, economic and regulatory conditions in foreign countries. The risks associated with non-U.S. securities may be amplified for emerging markets securities.
  Currency Risk . Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
40

  Currency Trading Risk . Currency trading strategies may involve instruments that have volatile prices, are illiquid or create economic leverage. Forward currency contracts are subject to the risk that should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
  Derivatives . Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Credit default swaps could result in losses if the creditworthiness of the company or companies on which the credit default swap is based is evaluated incorrectly.
  Real Estate Securities . Just as real estate values go up and down, the value of the securities of companies involved in the industry also fluctuates. Real estate securities, including REITs, may be affected by changes in the value of the underlying properties owned by the companies and by the quality of tenants’ credit.
  Short Sales Risk . A short sale will result in a loss if the price of the security sold short increases between the date of the short sale and the date on which the borrowed security must be returned. Short sales may give rise to a form of leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.
  American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) . ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.
  Commodity Risk . Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or sectors affecting a particular industry or commodity and international economic, political and regulatory developments. The use of leveraged commodity-linked derivatives creates an opportunity for increased return, but also creates the possibility for a greater loss.
  Bank Obligations . The banking industry may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. The banking industry may also be impacted by legal and regulatory developments.
  Liquidity Risk . The market for certain investments may become illiquid under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market.
  Large Redemptions . The Underlying Funds are used as investments for certain funds of funds and in asset allocation programs and may have a large percentage of their Shares owned by such funds or held in such programs. Large redemption activity could result in the Underlying Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The officers and Trustees of the Fund currently serve as officers and Trustees of the Underlying Funds. RIMCo presently serves as investment manager of the Fund and Underlying Funds. Therefore, conflicts may arise as those persons and RIMCo fulfill their fiduciary responsibilities to the Fund and to the Underlying Funds.

Effective August 15, 2012, the following risk factor replaces the “Equity Securities” risk factor listed above:

  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting
41

  in a decline in price. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks and the relative performance of stocks selected pursuant to a defensive style may fluctuate over time. Dynamic stocks have higher than average stock price volatility and may experience sharp declines in value.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

Performance

The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class R1 Shares varies over the life of the Fund. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the Class R1 returns shown in the bar chart, depending upon the fees and expenses of that Class. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. After-tax returns are shown for only one Class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.

Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at www.russell.com.

Class R1 Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2011	1 Year	Since Inception*
Return Before Taxes, Class R2	(5.24)%	(1.48)%
Return Before Taxes, Class R3	(5.57)%	(1.76)%
Return Before Taxes, Class R1	(5.20)%	(1.25)%
Return After Taxes on Distributions, Class R1	(6.49)%	(2.01)%
Return After Taxes on Distributions and Sale of Fund Shares, Class R1	(2.52)%	(1.35)%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	1.50%	1.14%
*	The Fund first issued Class R1, R2 and R3 Shares on March 31, 2008.
Management

Investment Adviser

RIMCo is the investment adviser of the Fund and the Underlying Funds.

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Portfolio Manager

Michael R. Ruff, a Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Ruff has managed the Fund since August 2011.

Additional Information

For important information about:

  Purchase of Fund Shares, please see How to Purchase Shares on page 61.
  Redemption of Fund Shares, please see How to Redeem Shares on page 61.
  Taxes, please see Taxes on page 61.
  Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 61.

2050 Strategy Fund

Investment Objective

The Fund seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Class R1 Shares	Class R2 Shares	Class R3 Shares
Advisory Fee	None	None	None
Distribution (12b-1) Fees	0.00%	0.00%	0.25%
Other Expenses (Shareholder Services Fees)	0.00%	0.25%	0.25%
Acquired (Underlying) Fund Fees and Expenses	0.84%	0.84%	0.84%
Total Annual Fund Operating Expenses	0.84%	1.09%	1.34%
#	“Total Annual Fund Operating Expenses” have been restated to reflect the proportionate share of the expenses of the Underlying Funds in which the Fund invests.

Effective October 1, 2010, Russell Investment Management Company (“RIMCo”), has agreed to assume the responsibility of payment for all operating expenses other than Rule 12b-1 distribution fees, shareholder services fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

As a result of the August 15, 2012 changes to the Fund’s target strategic asset allocation to the Underlying Funds in which the Fund will invest, the Fund’s Net Annual Fund Operating Expenses will increase.  Updated Net Annual Fund Operating Expenses will be included in the Fund’s Prospectus when the changes to the target strategic asset reallocations are effective on August 15, 2012.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Class R1 Shares	Class R2 Shares	Class R3 Shares
1 Year	$ 86	$ 111	$ 136
3 Years	$ 268	$ 347	$ 425
5 Years	$ 466	$ 601	$ 734
10 Years	$ 1,037	$ 1,329	$ 1,613

Portfolio Turnover

The Fund pays no transaction costs or commissions when it buys and sells Shares of the Underlying Funds. The Underlying Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Underlying Funds’ performance. Portfolio turnover rates for the Underlying Funds are available in the Prospectus for the Underlying Funds.

Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund is a “fund of funds” and invests only in the Shares of other Russell Investment Company (“RIC”) Funds (the “Underlying Funds”). The Fund is designed for investors who plan to retire close to 2050. The Fund seeks to achieve its investment objective by investing in Shares of the Underlying Funds which represent various asset classes. The allocation of the Fund’s assets to the Underlying Funds in which it invests will become more conservative over time until approximately 2050, at which time the allocation will remain fixed. The Fund’s approximate target allocation as of June 12, 2012 is 79% to equity Underlying Funds, 10% to fixed income Underlying Funds and 11% to alternative Underlying Funds. Effective August 15, 2012, the Fund’s allocation to the Underlying Funds in which it invests will be modified. The Fund’s allocation to equity, fixed income and alternative Underlying Funds is not expected to change as a result of this modification. As a result of its investments in the Underlying Funds, the Fund indirectly invests principally in U.S. and non-U.S. equity and fixed income securities and derivatives. Alternative Underlying Funds seek a low correlation to equity and/or fixed income investments. The following chart illustrates how the target asset allocation for the Fund becomes more conservative over time. The Fund intends to change its allocation to the Underlying Funds in which it invests once a year, typically near year end. At approximately 2050, the target allocation of the Fund to the Underlying Funds will be fixed. After that time the Fund may, depending on the facts and circumstances and contingent upon Board approval, continue to operate, be merged into the In Retirement Fund or another fund, or be liquidated.

44

Russell Investment Management Company (“RIMCo”), the Fund’s investment adviser, may modify the target asset allocation for the Fund and/or the Underlying Funds in which the Fund invests from time to time based on strategic capital markets research or on factors such as RIMCo’s outlook for the economy, financial markets generally and/or relative market valuation of the asset classes represented by each Underlying Fund. In the future, the Fund may also invest in other RIC Underlying Funds. Modifications in the asset allocation or changes to the Underlying Funds will be based on strategic, long-term allocation decisions and not on tactical, short-term positioning and may be made one or more times per year. The Underlying Funds employ a multi-manager approach whereby most assets of the Underlying Funds are allocated to different unaffiliated money managers.

A Fund whose stated target year is further away invests a greater portion of its assets in equity and alternative Underlying Funds which RIMCo believes provide a greater opportunity for capital appreciation over the long-term with a corresponding higher risk of a decline in the value of your investment. A Fund whose stated target year is closer invests a greater portion of its assets in fixed income Underlying Funds which RIMCo believes offers reduced risk and price volatility, and, accordingly lower expected returns. However, when a Fund reaches its target year, it will continue to have a substantial portion of its assets invested in equity and alternative Underlying Funds.

Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

  Investing in Affiliated Underlying Funds . The assets of the Fund are invested principally in Shares of the Underlying Funds, and the investment performance of the Fund is directly related to the investment performance of the Underlying Funds in which it invests. RIMCo is the investment adviser for both the Fund and the Underlying Funds and may be deemed to have a conflict of interest in determining the allocation of the Fund to the Underlying Funds.
  Asset Allocation. Neither the Fund nor RIMCo can offer any assurance that the asset allocation of the Fund will either maximize returns or minimize risks. Nor can the Fund or RIMCo offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor with a particular time horizon or that the recommended asset allocation will meet an investor’s retirement savings goals.
  Long-Term Viability Risk . There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. Investors may be required to liquidate or transfer their investments at an inopportune time. You should consider your own investment goals, time horizon and risk tolerance before investing in any fund.

45

The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. The following are the principal risks associated with investing in the Underlying Funds which are also principal risks of investing in the Fund as a result of its investment in the Underlying Funds:

  Active Management . The securities selected for the portfolio may not perform as the Fund’s money managers expect. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies.
  Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price.
  Fixed Income Securities . Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. The Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. In addition, fixed income securities may be downgraded in credit rating or go into default.
  Non-Investment Grade Fixed Income Securities (High Yield or “Junk Bonds”) . Non-investment grade fixed income securities involve higher volatility and higher risk of default than investment grade bonds.
  U.S. and Non-U.S Corporate Debt Securities Risk . Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk, and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose the Fund to greater risk than investments in U.S. corporate debt securities.
  Government Issued or Guaranteed Securities, U.S. Government Securities . Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
  Mortgage-Backed Securities . Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The underlying assets may default or decline in quality or value.
  Asset-Backed Securities . Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.
  Loans and Other Direct Indebtedness . Loans and other direct indebtedness involve the risk that payment of principal, interest and other amounts due in connection with these investments may not be received.
  Repurchase Agreements . Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
  Non-U.S. and Emerging Markets Securities. Non-U.S. securities have risks relating to political, economic and regulatory conditions in foreign countries. The risks associated with non-U.S. securities may be amplified for emerging markets securities.
  Currency Risk . Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
46

  Currency Trading Risk . Currency trading strategies may involve instruments that have volatile prices, are illiquid or create economic leverage. Forward currency contracts are subject to the risk that should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
  Derivatives . Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Credit default swaps could result in losses if the creditworthiness of the company or companies on which the credit default swap is based is evaluated incorrectly.
  Short Sales Risk . A short sale will result in a loss if the price of the security sold short increases between the date of the short sale and the date on which the borrowed security must be returned. Short sales may give rise to a form of leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.
  Real Estate Securities . Just as real estate values go up and down, the value of the securities of companies involved in the industry also fluctuates. Real estate securities, including REITs, may be affected by changes in the value of the underlying properties owned by the companies and by the quality of tenants’ credit.
  American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) . ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.
  Commodity Risk . Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or sectors affecting a particular industry or commodity and international economic, political and regulatory developments. The use of leveraged commodity-linked derivatives creates an opportunity for increased return, but also creates the possibility for a greater loss.
  Bank Obligations . The banking industry may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. The banking industry may also be impacted by legal and regulatory developments.
  Liquidity Risk . The market for certain investments may become illiquid under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market.
  Large Redemptions . The Underlying Funds are used as investments for certain funds of funds and in asset allocation programs and may have a large percentage of their Shares owned by such funds or held in such programs. Large redemption activity could result in the Underlying Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The officers and Trustees of the Fund currently serve as officers and Trustees of the Underlying Funds. RIMCo presently serves as investment manager of the Fund and Underlying Funds. Therefore, conflicts may arise as those persons and RIMCo fulfill their fiduciary responsibilities to the Fund and to the Underlying Funds.

Effective August 15, 2012, the following risk factor replaces the “Equity Securities” risk factor listed above:

  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting
47

  in a decline in price. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks and the relative performance of stocks selected pursuant to a defensive style may fluctuate over time. Dynamic stocks have higher than average stock price volatility and may experience sharp declines in value.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

Performance

The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class R1 Shares varies over the life of the Fund. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the Class R1 returns shown in the bar chart, depending upon the fees and expenses of that Class. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. After-tax returns are shown for only one Class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.

Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at www.russell.com.

Class R1 Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2011	1 Year	Since Inception*
Return Before Taxes, Class R2	(5.40)%	(1.05)%
Return Before Taxes, Class R3	(5.46)%	(1.27)%
Return Before Taxes, Class R1	(5.07)%	(0.76)%
Return After Taxes on Distributions, Class R1	(8.74)%	(2.25)%
Return After Taxes on Distributions and Sale of Fund Shares, Class R1	0.24%	(1.02)%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	1.50%	1.14%
*	The Fund first issued Class R1, R2 and R3 Shares on March 31, 2008.
Management

Investment Adviser

RIMCo is the investment adviser of the Fund and the Underlying Funds.

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Portfolio Manager

Michael R. Ruff, a Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Ruff has managed the Fund since August 2011.

Additional Information

For important information about:

  Purchase of Fund Shares, please see How to Purchase Shares on page 61.
  Redemption of Fund Shares, please see How to Redeem Shares on page 61.
  Taxes, please see Taxes on page 61.
  Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 61.

2055 Strategy Fund

Investment Objective

The Fund seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Class R1 Shares	Class R2 Shares	Class R3 Shares
Advisory Fee	None	None	None
Distribution (12b-1) Fees	0.00%	0.00%	0.25%
Other Expenses (Shareholder Services Fees)	0.00%	0.25%	0.25%
Acquired (Underlying) Fund Fees and Expenses	0.84%	0.84%	0.84%
Total Annual Fund Operating Expenses	0.84%	1.09%	1.34%
#	“Total Annual Fund Operating Expenses” have been restated to reflect the proportionate share of the expenses of the Underlying Funds in which the Fund invests.

Effective October 1, 2010, Russell Investment Management Company (“RIMCo”), has agreed to assume the responsibility of payment for all operating expenses other than Rule 12b-1 distribution fees, shareholder services fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

As a result of the August 15, 2012 changes to the Fund’s target strategic asset allocation to the Underlying Funds in which the Fund will invest, the Fund’s Net Annual Fund Operating Expenses will increase.  Updated Net Annual Fund Operating Expenses will be included in the Fund’s Prospectus when the changes to the target strategic asset reallocations are effective on August 15, 2012.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Class R1 Shares	Class R2 Shares	Class R3 Shares
1 Year	$ 86	$ 111	$ 136
3 Years	$ 268	$ 347	$ 425
5 Years	$ 466	$ 601	$ 734
10 Years	$ 1,037	$ 1,329	$ 1,613

Portfolio Turnover

The Fund pays no transaction costs or commissions when it buys and sells Shares of the Underlying Funds. The Underlying Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Underlying Funds’ performance. Portfolio turnover rates for the Underlying Funds are available in the Prospectus for the Underlying Funds.

Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund is a “fund of funds” and invests only in the Shares of other Russell Investment Company (“RIC”) Funds (the “Underlying Funds”). The Fund is designed for investors who plan to retire close to 2055. The Fund seeks to achieve its investment objective by investing in Shares of the Underlying Funds which represent various asset classes. The allocation of the Fund’s assets to the Underlying Funds in which it invests will become more conservative over time until approximately 2055, at which time the allocation will remain fixed. The Fund’s approximate target allocation as of June 12, 2012 is 79% to equity Underlying Funds, 10% to fixed income Underlying Funds and 11% to alternative Underlying Funds. Effective August 15, 2012, the Fund’s allocation to the Underlying Funds in which it invests will be modified. The Fund’s allocation to equity, fixed income and alternative Underlying Funds is not expected to change as a result of this modification. As a result of its investments in the Underlying Funds, the Fund indirectly invests principally in U.S. and non-U.S. equity and fixed income securities and derivatives. Alternative Underlying Funds seek a low correlation to equity and/or fixed income investments. The following chart illustrates how the target asset allocation for the Fund becomes more conservative over time. The Fund intends to change its allocation to the Underlying Funds in which it invests once a year, typically near year end. At approximately 2055, the target allocation of the Fund to the Underlying Funds will be fixed. After that time the Fund may, depending on the facts and circumstances and contingent upon Board approval, continue to operate, be merged into the In Retirement Fund or another fund, or be liquidated.

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Russell Investment Management Company (“RIMCo”), the Fund’s investment adviser, may modify the target asset allocation for the Fund and/or the Underlying Funds in which the Fund invests from time to time based on strategic capital markets research or on factors such as RIMCo’s outlook for the economy, financial markets generally and/or relative market valuation of the asset classes represented by each Underlying Fund. In the future, the Fund may also invest in other RIC Underlying Funds. Modifications in the asset allocation or changes to the Underlying Funds will be based on strategic, long-term allocation decisions and not on tactical, short-term positioning and may be made one or more times per year. The Underlying Funds employ a multi-manager approach whereby most assets of the Underlying Funds are allocated to different unaffiliated money managers.

A Fund whose stated target year is further away invests a greater portion of its assets in equity and alternative Underlying Funds which RIMCo believes provide a greater opportunity for capital appreciation over the long-term with a corresponding higher risk of a decline in the value of your investment. A Fund whose stated target year is closer invests a greater portion of its assets in fixed income Underlying Funds which RIMCo believes offers reduced risk and price volatility, and, accordingly lower expected returns. However, when a Fund reaches its target year, it will continue to have a substantial portion of its assets invested in equity and alternative Underlying Funds.

Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

  Investing in Affiliated Underlying Funds . The assets of the Fund are invested principally in Shares of the Underlying Funds, and the investment performance of the Fund is directly related to the investment performance of the Underlying Funds in which it invests. RIMCo is the investment adviser for both the Fund and the Underlying Funds and may be deemed to have a conflict of interest in determining the allocation of the Fund to the Underlying Funds.
  Asset Allocation. Neither the Fund nor RIMCo can offer any assurance that the asset allocation of the Fund will either maximize returns or minimize risks. Nor can the Fund or RIMCo offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor with a particular time horizon or that the recommended asset allocation will meet an investor’s retirement savings goals.
  Long-Term Viability Risk . There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. Investors may be required to liquidate or transfer their investments at an inopportune time. You should consider your own investment goals, time horizon and risk tolerance before investing in any fund.

51

The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. The following are the principal risks associated with investing in the Underlying Funds which are also principal risks of investing in the Fund as a result of its investment in the Underlying Funds:

  Active Management . The securities selected for the portfolio may not perform as the Fund’s money managers expect. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies.
  Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price.
  Fixed Income Securities . Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. The Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. In addition, fixed income securities may be downgraded in credit rating or go into default.
  Non-Investment Grade Fixed Income Securities (High Yield or “Junk Bonds”) . Non-investment grade fixed income securities involve higher volatility and higher risk of default than investment grade bonds.
  U.S. and Non-U.S Corporate Debt Securities Risk . Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk, and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose the Fund to greater risk than investments in U.S. corporate debt securities.
  Government Issued or Guaranteed Securities, U.S. Government Securities . Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
  Mortgage-Backed Securities . Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The underlying assets may default or decline in quality or value.
  Asset-Backed Securities . Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.
  Loans and Other Direct Indebtedness . Loans and other direct indebtedness involve the risk that payment of principal, interest and other amounts due in connection with these investments may not be received.
  Repurchase Agreements . Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
  Non-U.S. and Emerging Markets Securities. Non-U.S. securities have risks relating to political, economic and regulatory conditions in foreign countries. The risks associated with non-U.S. securities may be amplified for emerging markets securities.
  Currency Risk . Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
52

  Currency Trading Risk . Currency trading strategies may involve instruments that have volatile prices, are illiquid or create economic leverage. Forward currency contracts are subject to the risk that should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
  Derivatives . Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Credit default swaps could result in losses if the creditworthiness of the company or companies on which the credit default swap is based is evaluated incorrectly.
  Short Sales Risk . A short sale will result in a loss if the price of the security sold short increases between the date of the short sale and the date on which the borrowed security must be returned. Short sales may give rise to a form of leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.
  Real Estate Securities . Just as real estate values go up and down, the value of the securities of companies involved in the industry also fluctuates. Real estate securities, including REITs, may be affected by changes in the value of the underlying properties owned by the companies and by the quality of tenants’ credit.
  American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) . ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.
  Commodity Risk . Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or sectors affecting a particular industry or commodity and international economic, political and regulatory developments. The use of leveraged commodity-linked derivatives creates an opportunity for increased return, but also creates the possibility for a greater loss.
  Bank Obligations . The banking industry may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. The banking industry may also be impacted by legal and regulatory developments.
  Liquidity Risk . The market for certain investments may become illiquid under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market.
  Large Redemptions . The Underlying Funds are used as investments for certain funds of funds and in asset allocation programs and may have a large percentage of their Shares owned by such funds or held in such programs. Large redemption activity could result in the Underlying Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The officers and Trustees of the Fund currently serve as officers and Trustees of the Underlying Funds. RIMCo presently serves as investment manager of the Fund and Underlying Funds. Therefore, conflicts may arise as those persons and RIMCo fulfill their fiduciary responsibilities to the Fund and to the Underlying Funds.

Effective August 15, 2012, the following risk factor replaces the “Equity Securities” risk factor listed above:

  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting
53

  in a decline in price. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks and the relative performance of stocks selected pursuant to a defensive style may fluctuate over time. Dynamic stocks have higher than average stock price volatility and may experience sharp declines in value.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

Performance

The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class R1 Shares varies over the life of the Fund. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the Class R1 returns shown in the bar chart, depending upon the fees and expenses of that Class. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. After-tax returns are shown for only one Class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.

Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at www.russell.com.

Class R1 Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2011	1 Year*
Return Before Taxes, Class R2	(5.45)%
Return Before Taxes, Class R3	(5.66)%
Return Before Taxes, Class R1	(5.19)%
Return After Taxes on Distributions, Class R1	(5.64)%
Return After Taxes on Distributions and Sale of Fund Shares, Class R1	(3.12)%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	1.50%
*	The Fund first issued Class R1, R2 and R3 Shares on December 31, 2010.
Management

Investment Adviser

RIMCo is the investment adviser of the Fund and the Underlying Funds.

54

Portfolio Manager

Michael R. Ruff, a Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Ruff has managed the Fund since August 2011.

Additional Information

For important information about:

  Purchase of Fund Shares, please see How to Purchase Shares on page 61.
  Redemption of Fund Shares, please see How to Redeem Shares on page 61.
  Taxes, please see Taxes on page 61.
  Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 61.

In Retirement Fund

Investment Objective

The Fund seeks to provide income and capital growth.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Funds. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges section and the More About Deferred Sales Charges section, beginning on pages 149 and 152, respectively of the Prospectus, and the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 21 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A*	Class R1, R2, R3
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)#	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*	Class A Shares are not currently offered to new shareholders.
#	The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Class A Shares	Class R1 Shares	Class R2 Shares	Class R3 Shares
Advisory Fee	None	None	None	None
Distribution (12b-1) Fees	0.25%	0.00%	0.00%	0.25%
Other Expenses (Shareholder Services Fees)	0.00%	0.00%	0.25%	0.25%
Acquired (Underlying) Fund Fees and Expenses	0.63%	0.63%	0.63%	0.63%
Total Annual Fund Operating Expenses	0.88%	0.63%	0.88%	1.13%
#	“Total Annual Fund Operating Expenses” have been restated to reflect the proportionate share of the expenses of the Underlying Funds in which the Fund invests.

Effective October 1, 2010, Russell Investment Management Company (“RIMCo”), has agreed to assume the responsibility of payment for all operating expenses other than Rule 12b-1 distribution fees, shareholder services fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

55

As a result of the August 15, 2012 changes to the Fund’s target strategic asset allocation to the Underlying Funds in which the Fund will invest, the Fund’s Net Annual Fund Operating Expenses will increase.  Updated Net Annual Fund Operating Expenses will be included in the Fund’s Prospectus when the changes to the target strategic asset reallocations are effective on August 15, 2012.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Class A Shares	Class R1 Shares	Class R2 Shares	Class R3 Shares
1 Year	$ 660	$ 64	$ 90	$ 115
3 Years	$ 840	$ 202	$ 281	$ 359
5 Years	$ 1,035	$ 351	$ 488	$ 622
10 Years	$ 1,597	$ 786	$ 1,084	$ 1,375

Portfolio Turnover

The Fund pays no transaction costs or commissions when it buys and sells Shares of the Underlying Funds. The Underlying Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Underlying Funds’ performance. Portfolio turnover rates for the Underlying Funds are available in the Prospectus for the Underlying Funds.

Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund is a “fund of funds” and invests only in the Shares of other Russell Investment Company (“RIC”) Funds (the “Underlying Funds”). The In Retirement Fund is intended for investors who have reached retirement age and are no longer contributing to their retirement savings. The Fund seeks to achieve its investment objective by investing in Shares of the Underlying Funds which represent various asset classes. The allocation of the Fund’s assets to the Underlying Funds in which it invests is approximately 26% to equity Underlying Funds, 68% to fixed income Underlying Funds and 6% to alternative Underlying Funds. Effective August 15, 2012, the Fund’s allocation to the Underlying Funds in which it invests will be modified. The Fund’s allocation to equity, fixed income and alternative Underlying Funds is not expected to change as a result of this modification. The Fund’s allocation does not shift over time. As a result of its investments in the Underlying Funds, the Fund indirectly invests principally in U.S. and non-U.S. equity and fixed income securities and derivatives. Alternative Underlying Funds seek low correlation to equity and/or fixed income investments.

Russell Investment Management Company (“RIMCo”), the Fund’s investment adviser, may modify the target asset allocation for the Fund and/or the Underlying Funds in which the Fund invests from time to time based on strategic capital markets research or on factors such as RIMCo’s outlook for the economy, financial markets generally and/or relative market valuation of the asset classes represented by each Underlying Fund. In the future, the Fund may also invest in other RIC Underlying Funds. Modifications in the asset allocation or changes to the Underlying Funds will be based on strategic, long-term allocation decisions and not on tactical, short-term positioning and may be made one or more times per year. The Underlying Funds employ a multi-manager approach whereby most assets of the Underlying Funds are allocated to different unaffiliated money managers.

The fixed asset allocation of the Fund to the Underlying Funds in which it invests is intended to support an inflation-adjusted average annual withdrawal rate of 4% of initial investment over a long-term time horizon (approximately 20 years) with a portion of the initial investment remaining at the end of that time horizon. However, neither the Fund nor RIMCo represent or guarantee that the Fund will be able to meet this goal.

Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

56

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

  Investing in Affiliated Underlying Funds . The assets of the Fund are invested principally in Shares of the Underlying Funds, and the investment performance of the Fund is directly related to the investment performance of the Underlying Funds in which it invests. RIMCo is the investment adviser for both the Fund and the Underlying Funds and may be deemed to have a conflict of interest in determining the allocation of the Fund to the Underlying Funds.
  Asset Allocation. Neither the Fund nor RIMCo can offer any assurance that the asset allocation of the Fund will either maximize returns or minimize risks. Nor can the Fund or RIMCo offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor with a particular time horizon or that the recommended asset allocation will meet an investor’s retirement savings goals.
  Long-Term Viability Risk . There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. Investors may be required to liquidate or transfer their investments at an inopportune time. You should consider your own investment goals, time horizon and risk tolerance before investing in any fund.

The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. The following are the principal risks associated with investing in the Underlying Funds which are also principal risks of investing in the Fund as a result of its investment in the Underlying Funds:

  Active Management . The securities selected for the portfolio may not perform as the Fund’s money managers expect. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies.
  Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price.
  Fixed Income Securities . Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. The Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. In addition, fixed income securities may be downgraded in credit rating or go into default.
  Non-Investment Grade Fixed Income Securities (High Yield or “Junk Bonds”) . Non-investment grade fixed income securities involve higher volatility and higher risk of default than investment grade bonds.
  U.S. and Non-U.S Corporate Debt Securities Risk . Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk, and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose the Fund to greater risk than investments in U.S. corporate debt securities.
  Government Issued or Guaranteed Securities, U.S. Government Securities . Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
  Mortgage-Backed Securities . Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The underlying assets may default or decline in quality or value.
57

  Asset-Backed Securities . Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.
  Loans and Other Direct Indebtedness . Loans and other direct indebtedness involve the risk that payment of principal, interest and other amounts due in connection with these investments may not be received.
  Repurchase Agreements . Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
  Non-U.S. and Emerging Markets Securities. Non-U.S. securities have risks relating to political, economic and regulatory conditions in foreign countries. The risks associated with non-U.S. securities may be amplified for emerging markets securities.
  Currency Risk . Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
  Currency Trading Risk . Currency trading strategies may involve instruments that have volatile prices, are illiquid or create economic leverage. Forward currency contracts are subject to the risk that should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
  Derivatives . Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Credit default swaps could result in losses if the creditworthiness of the company or companies on which the credit default swap is based is evaluated incorrectly.
  Short Sales Risk . A short sale will result in a loss if the price of the security sold short increases between the date of the short sale and the date on which the borrowed security must be returned. Short sales may give rise to a form of leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.
  Real Estate Securities . Just as real estate values go up and down, the value of the securities of companies involved in the industry also fluctuates. Real estate securities, including REITs, may be affected by changes in the value of the underlying properties owned by the companies and by the quality of tenants’ credit.
  American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) . ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.
  Commodity Risk . Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or sectors affecting a particular industry or commodity and international economic, political and regulatory developments. The use of leveraged commodity-linked derivatives creates an opportunity for increased return, but also creates the possibility for a greater loss.
  Bank Obligations . The banking industry may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. The banking industry may also be impacted by legal and regulatory developments.
  Liquidity Risk . The market for certain investments may become illiquid under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market.
  Large Redemptions . The Underlying Funds are used as investments for certain funds of funds and in asset allocation programs and may have a large percentage of their Shares owned by such funds or held in such programs. Large redemption activity could result in the Underlying Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

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An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The officers and Trustees of the Fund currently serve as officers and Trustees of the Underlying Funds. RIMCo presently serves as investment manager of the Fund and Underlying Funds. Therefore, conflicts may arise as those persons and RIMCo fulfill their fiduciary responsibilities to the Fund and to the Underlying Funds.

Effective August 15, 2012, the following risk factor replaces the “Equity Securities” risk factor listed above:

  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks and the relative performance of stocks selected pursuant to a defensive style may fluctuate over time. Dynamic stocks have higher than average stock price volatility and may experience sharp declines in value.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

Performance

The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class R1 Shares varies over the life of the Fund. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the Class R1 returns shown in the bar chart, depending upon the fees and expenses of that Class. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. After-tax returns are shown for only one Class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.

Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at www.russell.com.

Class R1 Calendar Year Total Returns

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Average annual total returns for the periods ended December 31, 2011	1 Year	Since Inception*
Return Before Taxes, Class A	(4.38)%	2.18%
Return Before Taxes, Class R2	1.44%	3.81%
Return Before Taxes, Class R3	1.18%	3.51%
Return Before Taxes, Class R1	1.75%	4.08%
Return After Taxes on Distributions, Class R1	0.69%	2.66%
Return After Taxes on Distributions and Sale of Fund Shares, Class R1	1.25%	2.67%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.21%
*	The Fund first issued Class R1, R2 and R3 Shares on March 31, 2008.
Management

Investment Adviser

RIMCo is the investment adviser of the Fund and the Underlying Funds.

Portfolio Manager

Michael R. Ruff, a Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Ruff has managed the Fund since August 2011.

Additional Information

For important information about:

  Purchase of Fund Shares, please see How to Purchase Shares on page 61.
  Redemption of Fund Shares, please see How to Redeem Shares on page 61.
  Taxes, please see Taxes on page 61.
  Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 61.
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Additional Information

How to Purchase Shares

Unless you are eligible to participate in a Russell employee investment program, Shares are only available through a select network of Financial Intermediaries. Certain Classes of Shares may only be purchased by specified categories of investors. There is currently no required minimum initial investment. Each Fund reserves the right to close any account whose balance falls below $1,000 and to change the categories of investors eligible to purchase its Shares.

For more information about how to purchase Shares, please see Additional Information about How to Purchase Shares in the Funds’ Prospectus.

How to Redeem Shares

Shares may be redeemed through your Financial Intermediary on any business day of the Funds (a day on which the New York Stock Exchange (“NYSE”) is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after a Fund receives an order in proper form as determined by your Financial Intermediary. Redemption requests must be received by a Fund or an authorized Fund agent prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier, to be processed at the net asset value calculated on that day. Please contact your Financial Intermediary for instructions and processing times on how to place redemption requests.

For more information about how to redeem Shares, please see Additional Information about How to Redeem Shares in the Funds’ Prospectus.

Taxes

In general, distributions from a Fund are taxable to you as either ordinary income or capital gains.

For more information about these and other tax matters relating to each Fund and its shareholders, please see Additional Information about Taxes in the Funds’ Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other Financial Intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s Web site for more information.

For more information about payments to broker-dealers and other Financial Intermediaries please see Distribution and Shareholder Services Arrangements and Payments to Financial Intermediaries in the Funds’ Prospectus.

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MANAGEMENT OF THE Funds and Underlying Funds

The Funds’ and Underlying Funds’ investment adviser is RIMCo, 1301 Second Avenue, 18th Floor, Seattle, Washington 98101. RIMCo pioneered the “multi-style, multi-manager” investment method in mutual funds and, as of December 31, 2011, managed over $35 billion in 50 mutual fund portfolios. RIMCo, a wholly-owned subsidiary of Frank Russell Company (“Russell”), was established in 1982 to serve as the investment management arm of Russell. Russell is a subsidiary of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). Founded in 1857, Northwestern Mutual is a mutual insurance company headquartered in Milwaukee, Wisconsin.

The Funds’ and Underlying Funds’ administrator and transfer agent is Russell Fund Services Company (“RFSC”), a wholly-owned subsidiary of RIMCo.

The Russell Investment Company (“RIC”) funds (“RIC Funds”) are offered through certain banks (including bank trust departments), registered investment advisers, broker-dealers and other financial services organizations (collectively, “Financial Intermediaries”) that have been selected by RIMCo or Russell Financial Services, Inc. (the “Distributor”). Each Fund offers investors the opportunity to invest in a diversified mutual fund investment allocation program and is designed to provide exposure to RIMCo’s “multi-style, multi-manager diversification” investment method utilizing RIMCo’s and Russell’s money manager research services.

Russell was founded in 1936 and has been providing comprehensive asset management consulting services for over 30 years to institutional investors, principally large corporate employee benefit plans. Russell provides RIMCo and the RIC Funds with the money manager research services that it provides to its other clients. The Funds and Underlying Funds do not compensate Russell for these services.

Unlike most investment companies that have a single organization that acts as investment adviser, the Underlying Funds divide responsibility for investment advice between RIMCo and a number of money managers unaffiliated with RIMCo. RIMCo utilizes the money manager research and other resources of Russell in providing services to the RIC Funds. Russell’s money manager research services include evaluating and recommending to RIMCo professional investment advisory and management organizations (“money managers”) to make specific portfolio investments for each asset class, according to designated investment objectives, styles and strategies. Most Underlying Funds’ assets are invested using a “multi-style, multi-manager diversification” technique.

Each Fund has a greater potential than most mutual funds for diversification among investment styles and money managers since it invests in shares of several Underlying Funds. Each Fund was created to provide a mutual fund investor with a simple but effective means of structuring a diversified mutual fund investment program.

Each Fund  and Underlying Fund conducts its business through a number of service providers who act on its behalf. RIMCo, the Funds’ and Underlying Funds’ investment adviser, evaluates and oversees the Underlying Funds’ money managers as more fully described below. Each of the Underlying Funds’ money managers makes investment decisions for the portion of the Underlying Fund assigned to it by RIMCo. RFSC, in its capacity as the Funds’ and Underlying Funds’ administrator, provides or oversees the provision of all administrative services for the Funds and Underlying Funds. The Funds’ and Underlying Funds’ custodian, State Street Bank, maintains custody of the Funds’ and Underlying Funds’ assets and establishes and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which the Funds  and Underlying Funds invest. RFSC, in its capacity as the Funds’ transfer agent, is responsible for maintaining the Funds’ shareholder records and carrying out shareholder transactions. When a Fund acts in one of these areas, it does so through the service provider responsible for that area.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Funds and Underlying Funds, including developing the investment program for each Fund and Underlying Fund. All assets of the Funds are allocated to the Underlying Funds. RIMCo selects, subject to the approval of the Underlying Funds’ Board of Trustees, money managers for the Underlying Funds, allocates Underlying Fund assets among those money managers, oversees them and evaluates their performance results. The Underlying Funds’ money managers select the individual portfolio securities for the assets of the Underlying Funds assigned to them. RIMCo allocates most, currently usually at least 80%, of each Underlying Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of each Underlying Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to money managers include an Underlying Fund’s liquidity reserves and assets which may be managed directly by RIMCo to modify the Underlying Fund’s portfolio characteristics as a means to manage the Underlying Fund’s risk factor exposures. RIMCo may also manage portions of an Underlying Fund during transitions between money managers.

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RIMCo’s employee who has primary responsibility for the management of the Funds (the “RIMCo Manager”) is:

  Michael R. Ruff, Portfolio Manager since November 2002. Mr. Ruff has primary responsibility for the management of the Equity Growth Strategy, Growth Strategy, Balanced Strategy, Moderate Strategy, Conservative Strategy, 2015 Strategy, 2020 Strategy, 2025 Strategy, 2030 Strategy, 2035 Strategy, 2040 Strategy, 2045 Strategy, 2050 Strategy, 2055 Strategy and In Retirement Funds.

Please see the Funds’ Statement of Additional Information for additional information about the RIMCo Manager’s compensation, other accounts managed by the RIMCo Manager and the RIMCo Manager’s ownership of securities in the Funds.

In the last fiscal year, the Funds did not pay RIMCo any advisory fees. However, the Funds paid indirectly a proportionate share of operating expenses of the Underlying Funds, including the advisory fees paid to RIMCo by the Underlying Funds in which the Funds invest.

In the last fiscal year, the aggregate annual rate of advisory fees paid to RIMCo monthly on a pro rata basis as a percentage of average daily net assets of each Underlying Fund was: Russell U.S. Core Equity Fund, 0.55%; Russell U.S. Quantitative Equity Fund, 0.55%; Russell U.S. Small Cap Equity Fund, 0.70%; Russell International Developed Markets Fund, 0.70%; Russell Global Equity Fund, 0.95%; Russell Emerging Markets Fund, 1.15%; Russell Strategic Bond Fund, 0.49%; Russell Investment Grade Bond Fund, 0.25%; Russell Short Duration Bond Fund, 0.40%; Russell Commodity Strategies Fund, 0.95%; and Russell Global Real Estate Securities Fund, 0.80%.

Each Underlying Fund invests its cash reserves in an unregistered cash management fund advised by RIMCo. RIMCo has waived its 0.05% advisory fee for the unregistered fund. RFSC charges a 0.05% administrative fee to the unregistered fund. The fees payable by an Underlying Fund with respect to the investment of the cash reserves are included in the Acquired Fund Fees and Expenses in the Underlying Fund’s Annual Fund Operating Expenses table if they are at least 0.01% of the Fund’s average net assets.

Each Underlying Fund that lends its portfolio securities invests all or a portion of its collateral received in securities lending transactions in an unregistered cash management fund advised by RIMCo.  The aggregate annual rate of advisory and administrative fees payable to RIMCo and RFSC on the securities lending collateral invested in the unregistered fund is 0.10%.

A discussion regarding the basis for approval by the Board of Trustees (“Board”) of the continuation of the investment advisory contract between RIMCo and the Funds is available in the Funds’ annual report to shareholders covering the period ended October 31, 2011.

THE MONEY MANAGERS for the Underlying Funds

Each Underlying Fund allocates most of its assets among the money managers unaffiliated with RIMCo listed under “Money Manager Information” at the end of this Prospectus. Assets not allocated to money managers are managed by RIMCo. RIMCo, as the Underlying Funds’ adviser, may change the allocation of an Underlying Fund’s assets at any time.

Each money manager has complete discretion to select portfolio securities for its segment of an Underlying Fund’s assets. At the same time, however, each money manager must operate within each Underlying Fund’s investment objectives, restrictions and policies. Additionally, each money manager must operate within more specific parameters developed from time to time by RIMCo. RIMCo develops such parameters for each money manager based on RIMCo’s assessment of the money manager’s expertise and investment style. By assigning more specific parameters to each money manager, RIMCo attempts to capitalize on the strengths of each money manager and to combine their investment activities in a complementary fashion. Although, under the Funds’ multi-manager structure, RIMCo is responsible for oversight of the services provided by the Underlying Funds’ money managers and for providing reports to the Board regarding the money managers’ activities, the Board, the officers, RIMCo and Russell do not evaluate the investment merits of a money manager’s individual security selections.

The Underlying Funds received an exemptive order from the Securities and Exchange Commission (“SEC”) that permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Underlying Funds’ Board, without a shareholder vote. An Underlying Fund is required to notify its shareholders within 60 days after a money manager begins providing services. Each Underlying Fund selects money managers based upon the research and recommendations of RIMCo. RIMCo, utilizing the money manager research provided by Russell, evaluates quantitatively

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and qualitatively the money managers’ investment style and process, performance record and portfolio characteristics in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in the selection or termination of any money manager.

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INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES OF THE FUNDS

Each of the following Russell Investment Company (“RIC”) LifePoints Funds (the “Funds”) has a non-fundamental investment objective. This means that each Fund’s investment objective may be changed by the Board of Trustees (“Board”) of a Fund without shareholder approval. If a Fund’s investment objective is changed, the Prospectus will be supplemented to reflect the new investment objective. To the extent that there is a material change in a Fund’s investment objective, shareholders will be provided with reasonable notice.

Each of the Funds is a “fund of funds” and invests only in the shares of other RIC Funds.

2015 Strategy Fund	Seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.
The Fund pursues this objective by investing in a diversified portfolio that, as of June 12, 2012, consisted of approximately 32% equity funds, 62% fixed income funds and 6% alternative funds, with an increasing allocation to fixed income funds over time. The Fund’s target allocation to fixed income funds will be fixed at 68% in approximately the year 2015.
2020 Strategy Fund	Seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.
The Fund pursues this objective by investing in a diversified portfolio that, as of June 12, 2012, consisted of approximately 42% equity funds, 52% fixed income funds and 6% alternative funds, with an increasing allocation to fixed income funds over time. The Fund’s target allocation to fixed income funds will be fixed at 68% in approximately the year 2020.
2025 Strategy Fund	Seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.
The Fund pursues this objective by investing in a diversified portfolio that, as of June 12, 2012, consisted of approximately 54% equity funds, 39% fixed income funds and 7% alternative funds, with an increasing allocation to fixed income funds over time. The Fund’s target allocation to fixed income funds will be fixed at 68% in approximately the year 2025.
2030 Strategy Fund	Seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.
The Fund pursues this objective by investing in a diversified portfolio that, as of June 12, 2012, consisted of approximately 68% equity funds, 22% fixed income funds and 10% alternative funds, with an increasing allocation to fixed income funds over time. The Fund’s target allocation to fixed income funds will be fixed at 68% in approximately the year 2030.
2035 Strategy Fund	Seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.
The Fund pursues this objective by investing in a diversified portfolio that, as of June 12 2012, consisted of approximately 79% equity funds, 10% fixed income funds and 11% alternative funds, with an increasing allocation to fixed income funds over time. The Fund’s target allocation to fixed income funds will be fixed at 68% in approximately the year 2035.
2040 Strategy Fund	Seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.
The Fund pursues this objective by investing in a diversified portfolio that, as of June 12, 2012, consisted of approximately 79% equity funds, 10% fixed income funds and 11% alternative funds, with an increasing allocation to fixed income funds over time. The Fund’s target allocation to fixed income funds will be fixed at 68% in approximately the year 2040.
2045 Strategy Fund	Seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.
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The Fund pursues this objective by investing in a diversified portfolio that, as of June 12, 2012, consisted of approximately 79% equity funds, 10% fixed income funds and 11% alternative funds, with an increasing allocation to fixed income funds over time. The Fund’s target allocation to fixed income funds will be fixed at 68% in approximately the year 2045.
2050 Strategy Fund	Seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.
The Fund pursues this objective by investing in a diversified portfolio that, as of June 12, 2012, consisted of approximately 79% equity funds, 10% fixed income funds and 11% alternative funds, with an increasing allocation to fixed income funds over time. The Fund’s target allocation to fixed income funds will be fixed at 68% in approximately the year 2050.
2055 Strategy Fund	Seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.
The Fund pursues this objective by investing in a diversified portfolio that, as of June 12, 2012, consisted of approximately 79% equity funds, 10% fixed income funds and 11% alternative funds, with an increasing allocation to fixed income funds over time. The Fund’s target allocation to fixed income funds will be fixed at 68% in approximately the year 2055.
In Retirement Fund	Seeks to provide income and capital growth.
The Fund pursues this objective by investing in a diversified portfolio that consists of approximately 26% equity funds, 68% fixed income funds and 6% alternative funds. The Fund’s asset allocation does not shift over time.

Principal Investment Strategies

Each of the Funds discussed in this Prospectus is a “fund of funds” and seeks to achieve its objective by investing in Shares of several other RIC Funds (the “Underlying Funds”) which represent various asset classes. Each Fund currently intends to invest only in the Underlying Funds. The 2015 Strategy, 2020 Strategy, 2025 Strategy, 2030 Strategy, 2035 Strategy, 2040 Strategy, 2045 Strategy, 2050 Strategy and 2055 Strategy Funds are referred to herein as the “Strategy Funds.” The allocation of each Strategy Fund’s assets to the Underlying Funds in which it invests will become more conservative over time until approximately the year indicated in the Fund name, the “target year,” at which time the allocation will remain fixed. The Strategy Funds are designed for investors who plan to retire close to the target year indicated in the Fund name. The allocation of the In Retirement Fund’s assets to the Underlying Funds in which it invests does not shift over time. The In Retirement Fund is intended for investors who have reached retirement age and are no longer contributing to their retirement savings.

The following table shows the Funds’ allocations to underlying equity funds, underlying fixed income funds and underlying alternative funds as of June 12, 2012.

Asset Allocation*	In Retirement Fund	2015 Strategy Fund	2020 Strategy Fund	2025 Strategy Fund	2030 Strategy Fund	2035 Strategy Fund	2040 Strategy Fund	2045 Strategy Fund	2050 Strategy Fund	2055 Strategy Fund
Underlying equity funds	26%	32%	42%	54%	68%	79%	79%	79%	79%	79%
Underlying fixed income funds	68%	62%	52%	39%	22%	10%	10%	10%	10%	10%
Underlying alternative fund**	6%	6%	6%	7%	10%	11%	11%	11%	11%	11%
*	On August 15, 2012, each Fund’s allocation to the Underlying Funds in which it invests will be modified. Each Fund’s allocation to equity, fixed income and alternative Underlying Funds will not change.
**	Alternative Underlying Funds seek low correlation to equity and/or fixed income investments. The Russell Commodity Strategies and Russell Global Real Estate Securities Funds seek these characteristics.

The following table shows the Underlying Funds in which each Fund invests and the approximate target strategic asset allocation as of June 12, 2012 to each Underlying Fund.

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Underlying Fund*	In Retirement Fund	2015 Strategy Fund	2020 Strategy Fund	2025 Strategy Fund	2030 Strategy Fund	2035 Strategy Fund	2040 Strategy Fund	2045 Strategy Fund	2050 Strategy Fund	2055 Strategy Fund
Equity Underlying Funds
Russell U.S. Core Equity Fund	5%	6%	9%	12%	15%	18%	18%	18%	18%	18%
Russell U.S. Quantitative Equity Fund	6%	7%	9%	12%	15%	17%	17%	17%	17%	17%
Russell U.S. Small Cap Equity Fund**	2%	3%	3%	4%	6%	7%	7%	7%	7%	7%
Russell International Developed Markets Fund	7%	8%	11%	15%	18%	21%	21%	21%	21%	21%
Russell Global Equity Fund	5%	6%	7%	8%	10%	11%	11%	11%	11%	11%
Russell Emerging Markets Fund	1%	2%	3%	3%	4%	5%	5%	5%	5%	5%
Fixed Income Underlying Funds
Russell Strategic Bond Fund	40%	40%	40%	39%	22%	10%	10%	10%	10%	10%
Russell Investment Grade Bond Fund	20%	20%	12%	0%	0%	0%	0%	0%	0%	0%
Russell Short Duration Bond Fund	8%	2%	0%	0%	0%	0%	0%	0%	0%	0%
Alternative Underlying Funds***
Russell Commodity Strategies Fund	3%	3%	3%	4%	6%	6%	6%	6%	6%	6%
Russell Global Real Estate Securities Fund	3%	3%	3%	3%	4%	5%	5%	5%	5%	5%
*	As described below, each Fund’s approximate target strategic asset allocation to the Underlying Funds in which it invests will change on August 15, 2012.
**	Formerly, Russell U.S. Small & Mid Cap Fund.
***	Alternative Underlying Funds seek low correlation to equity and/or fixed income investments. The Russell Commodity Strategies and Russell Global Real Estate Securities Funds seek these characteristics.

On August 15, 2012, each Fund’s target strategic asset allocation will change. Each Fund’s allocation to equity, fixed income and alternative Underlying Funds is not expected to change. The following table shows the Underlying Funds in which each Fund will invest and the approximate target strategic asset allocation to each Underlying Fund:

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Underlying Fund	In Retirement Fund	2015 Strategy Fund	2020 Strategy Fund	2025 Strategy Fund	2030 Strategy Fund	2035 Strategy Fund	2040 Strategy Fund	2045 Strategy Fund	2050 Strategy Fund	2055 Strategy Fund
Equity Underlying Funds
Russell U.S. Core Equity Fund	4%	5%	7%	11%	14%	16%	16%	16%	16%	16%
Russell U.S. Defensive Equity Fund*	5%	6%	6%	7%	8%	8%	8%	8%	8%	8%
Russell U.S. Dynamic Equity Fund**	2%	3%	5%	7%	9%	12%	12%	12%	12%	12%
Russell U.S. Small Cap Equity Fund***	2%	3%	4%	4%	6%	6%	6%	6%	6%	6%
Russell International Developed Markets Fund	7%	8%	11%	14%	18%	21%	21%	21%	21%	21%
Russell Global Equity Fund	5%	6%	7%	8%	9%	12%	12%	12%	12%	12%
Russell Emerging Markets Fund	1%	1%	2%	3%	4%	4%	4%	4%	4%	4%
Fixed Income Underlying Funds
Russell Strategic Bond Fund	40%	40%	40%	39%	22%	10%	10%	10%	10%	10%
Russell Investment Grade Bond Fund	20%	20%	12%	0%	0%	0%	0%	0%	0%	0%
Russell Short Duration Bond Fund	8%	2%	0%	0%	0%	0%	0%	0%	0%	0%
Alternative Underlying Funds****
Russell Commodity Strategies Fund	3%	3%	3%	4%	6%	6%	6%	6%	6%	6%
Russell Global Real Estate Securities Fund	3%	3%	3%	3%	4%	5%	5%	5%	5%	5%
*	Effective August 15, 2012, the Russell U.S. Quantitative Equity Fund will change its investment strategy from a quantitative investment approach to investing in defensive stocks and discontinue its limited long-short strategy. The Fund will be renamed the Russell U.S. Defensive Equity Fund. Please refer to the Investment Objective and Investment Strategies of the Underlying Funds and the Risks sections for more detail regarding the Fund’s new investment strategies and risks.
**	Effective August 15, 2012, the Russell U.S. Growth Fund will change its investment strategy from investing in growth stocks to investing in dynamic stocks and implement a limited long-short strategy. The Fund will be renamed the Russell U.S. Dynamic Equity Fund. Please refer to the Investment Objective and Investment Strategies of the Underlying Funds and the Risks sections for more detail regarding the Fund’s new investment strategies and risks.
***	Formerly, Russell U.S. Small & Mid Cap Fund.
****	Alternative Underlying Funds seek low correlation to equity and/or income investments. The Russell Commodity Strategies and Russell Global Real Estate Securities Funds seek these characteristics.

The following chart illustrates how the target asset allocation for the Strategy Funds becomes more conservative over time. The Strategy Funds intend to change their allocation to the Underlying Funds in which they invest once a year, typically near year end. At approximately the target year, the target allocations of each Strategy Fund to the Underlying Funds will be fixed at 68% exposure to Underlying fixed income funds, 26% exposure to Underlying equity funds and 6% to Underlying alternative funds. This means that you will have 32% of your investment exposed to the equity and alternative Underlying Funds, and the risks of such exposure, while in retirement. RIMCo may in the future change the Strategy Funds’ asset allocation shift over time.

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Russell Investment Management Company (“RIMCo”), the Funds’ investment adviser, may modify the target asset allocation for any Fund and/or the Underlying Funds in which a Fund invests from time to time based on strategic capital markets research or on factors such as RIMCo’s outlook for the economy, financial markets generally and/or relative market valuation of the asset classes represented by each Underlying Fund. Modifications in the asset allocation or changes to the Underlying Funds may be based on strategic, long-term allocation decisions and not on tactical, short-term positioning. There may be no changes in the asset allocation or to the Underlying Funds in a given year or such changes may be made one or more times in a year. These types of changes may impact the Funds’ asset allocation shift over time. In the future, the Funds may also invest in other RIC Underlying Funds that pursue investment strategies not pursued by the current Underlying Funds or represent asset classes which are not currently represented by the Underlying Funds. The Funds’ asset allocation and the asset allocation shift over time are based on proprietary research which takes into account Department of Labor regulations regarding qualified default investment options for employee benefit plans.

After a Strategy Fund reaches its target year, it may, depending on the facts and circumstances and contingent upon Board approval, continue to operate, be merged into the In Retirement Fund or another fund, or be liquidated. The Board may, if it deems appropriate to do so, authorize the liquidation or merger of a Fund without shareholder approval. The Board will, consistent with its fiduciary duty, consider the best interests of shareholders when determining whether to authorize a liquidation or merger of a Fund. Unless Fund Shares are held in a tax-deferred account, a Fund liquidation may result in a taxable event for shareholders of the liquidated Fund.

Choosing a Fund

The Strategy Funds are designed for investors who plan to retire close to the target year indicated in the Fund name. The Strategy Funds are intended for investors planning for retirement who desire an asset allocated portfolio that becomes more conservative over time. The Strategy Funds whose stated target years are further away invest a greater portion of their assets in equity and alternative Underlying Funds, which RIMCo believes provide a greater opportunity for capital appreciation over the long-term. Generally, the potential for higher returns over time is accompanied by a higher risk of a decline in the value of your investment. The Strategy Funds whose stated target years are closer invest a greater portion of their assets in fixed income Underlying Funds, which RIMCo believes typically offer reduced risk and price volatility, and, accordingly, lower expected returns than the Strategy Funds that are further from their stated target year.

When selecting a Strategy Fund, consider your estimated retirement date. It is expected that you will choose a Strategy Fund whose stated target year is closest to your retirement date. Choosing a Strategy Fund targeting an earlier target year represents a more conservative choice; choosing a Strategy Fund with a later target year represents a more aggressive choice. It is important to note that the target year of the Strategy Fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. More conservative investors might want to consider investing in a Strategy Fund with a target year earlier than one that is closest to their planned retirement year.

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Asset allocation — dividing your investment among various asset classes — is one of the most critical decisions you can make as an investor. It is also important to recognize that the asset allocation strategy you use today may not be appropriate as you move closer to retirement. The Strategy Funds are designed to provide you with a single Fund with an asset allocation that changes over time as your investment time horizon changes.

The In Retirement Fund is intended for investors who have reached retirement age and are no longer contributing to their retirement savings. The fixed asset allocation of the In Retirement Fund to the Underlying Funds in which it invests is intended to support an inflation-adjusted average annual withdrawal rate of 4% of initial investment over a long-term time horizon (approximately 20 years) with a portion of the initial investment remaining at the end of that time horizon. However, neither the Fund nor RIMCo represent or guarantee that the Fund will be able to meet this goal.

You should also realize that the Funds are not a complete solution to your retirement needs. You must weigh many factors when considering when to retire, what your retirement needs will be, and what sources of income you may need.

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INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES
of the Underlying Funds

The objective and principal strategies of each Underlying Fund are described in this section. Further information about the Underlying Funds is contained in the Prospectus and the Statement of Additional Information of the Underlying Funds. Because each Fund invests in the Underlying Funds, investors in each Fund will be affected by the Underlying Funds’ investment strategies in direct proportion to the amount of assets each Fund allocates to the Underlying Fund pursuing such strategies. To request a copy of a Prospectus for an Underlying Fund, contact RIC at 800-787-7354.

Each of the following Underlying Funds has either a fundamental or a non-fundamental investment objective as noted below. A fundamental investment objective may only be changed with shareholder approval. A non-fundamental investment objective may be changed by the Board of an Underlying Fund without shareholder approval. If an Underlying  Fund’s investment objective is changed, the Prospectus will be supplemented to reflect the new investment objective.

Most of the securities and investment strategies listed below are discretionary, which means that RIMCo or the money managers may or may not use them. This Prospectus does not describe all of the various types of securities and investment strategies that may be used by the Underlying Funds. The Underlying Funds may invest in other types of securities and use other investment strategies that are not described in this Prospectus. Such securities and investment strategies may subject the Underlying Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment strategies described in this Prospectus and about additional securities and non-principal investment strategies that may be used by the Underlying Funds.

Unless otherwise stated, all percentage and credit quality limitations on Underlying Fund investments listed in this Prospectus apply at the time of investment. There would be no violation of any of these requirements unless a Fund fails to comply with any such limitation immediately after and as a result of an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

Russell U.S. Core Equity Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities economically tied to the U.S. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in common stocks of medium and large capitalization U.S. companies.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a “multi-style, multi-manager” approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo who employ distinct investment styles. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund uses the following principal investment styles intended to complement one another:

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  Growth Style emphasizes investments in equity securities of companies a money manager believes have above-average earnings growth prospects.
  Value Style emphasizes investments in equity securities of companies that a money manager believes to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.
  Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum, and may also incorporate quantitative investment models in its process.

RIMCo may manage assets directly to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures in either a temporary tactical or permanent strategic way with the goal to increase or decrease factor exposures (such as volatility, momentum, value, growth, cap size, industry or sector) or offset undesired benchmark relative over- or under-weights by purchasing a portfolio of common stocks or exchange traded funds that RIMCo believes will achieve the desired risk/return profile. RIMCo may (1) pursue a passive index replication or sampling strategy by selecting an existing index or a subset of an existing index which, in aggregate, represents the desired exposure or (2) utilize either a proprietary or third party quantitative model designed to assess portfolio risk exposures and help identify a portfolio of stocks which, in the aggregate, provide the desired exposure. If RIMCo determines that there is no current need to change the Fund’s factor exposures or benchmark relative over- or under-weights, RIMCo may re-allocate these assets to the money managers.

Additionally, while RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose

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to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may invest in non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. The Fund typically invests in sponsored ADRs or GDRs but may also invest in unsponsored ADRs or GDRs.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines large and medium capitalization stocks as stocks of those companies represented by the Russell 1000® Index or within the capitalization range of the Russell 1000® Index as measured at its most recent reconstitution. On May 31, 2011, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $411 billion to $1.62 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies not included within the Russell 1000® Index.

In determining if a security is economically tied to the U.S., the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to the U.S. based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to the U.S. if the underlying assets of the derivatives are (i) U.S. currency (or baskets or indexes of such currency); (ii) instruments or securities that are issued by the U.S. government or by an issuer economically tied to the U.S.; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to the U.S. as described above. Equity securities in which the Fund invests include common stock, preferred stock and equity-equivalent securities or instruments whose values are based on common stocks, such as convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.

Non-Principal Investment Strategies

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may invest in preferred stocks, small capitalization stocks, rights, warrants and convertible securities. The Fund may also invest a limited amount in equity securities of non-U.S. companies, including emerging markets equity securities.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

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Russell U.S. Quantitative Equity Fund

Effective August 15, 2012, the Russell U.S. Quantitative Equity Fund will change its investment strategy from a quantitative investment approach to investing in defensive stocks and discontinue its limited long-short strategy. The Fund will be renamed the Russell U.S. Defensive Equity Fund. Following the Fund’s current Principal Investment Strategies and Non-Principal Investment Strategies are the Principal Investment Strategies and Non-Principal Investment Strategies that will be effective on August 15, 2012.

Investment Objective (Fundamental)

The Fund seeks to provide long term capital growth.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities economically tied to the U.S. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in common stocks of medium and large capitalization companies and may also invest in small capitalization companies.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo whose approaches are intended to complement one another. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund pursues a Market-Oriented Style of security selection. Managers select securities from the broad equity market rather than focusing on the growth or value segments of the market. As a result, the Fund holds securities representing a broad cross section of companies and industries.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

The Fund’s money managers use a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities based upon expected ability to outperform the total return of their benchmark. Money managers utilize certain models in their investment process based on research they conduct to identify those models which they believe are predictive of future returns. Examples of those quantitative models that may be used by some or all of the Funds’ money managers include, but are not limited to, dividend discount models, price/cash flow models, price/earnings models, earnings surprise and earnings estimate revisions models, price momentum models, cross stock correlation models and volatility prediction models. Money managers rank the relative attractiveness of securities based on these models, then use quantitative portfolio construction techniques to create a portfolio they believe most likely to outperform their assigned benchmark. Each money manager performs this process independently from each other money manager.

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Certain of the Fund’s money managers employ a limited long-short strategy (also referred to as a 120/20 or 130/30 strategy) pursuant to which they enter into short sales. In a limited long-short strategy, a money manager enters into short sales of securities and uses the proceeds of the short sales of securities to purchase long positions in other securities. As a result, that money manager’s portfolio will have long positions of 120% or 130% and short positions of 20% or 30%, respectively, with the money manager’s net position being 100% long. The money manager will take long positions in securities the money manager believes offer attractive return potential and sell short securities that the money manager believes will underperform. Selling a security short allows the Fund to earn a return from stocks that a money manager expects to underperform, and do underperform, as well as enabling the Fund to establish additional long positions while keeping the Fund’s net exposure to the market at a level similar to a traditional “long-only” strategy.

Short sales are transactions in which a money manager sells a security it does not own in the portion of the Fund managed by it in anticipation of a decline in the market value of that security. The Fund borrows the security and sells it to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at its market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund must return the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The Fund may also make short sales “against the box.” In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. The Fund currently does not intend to make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 30% of the value of its total assets. Although short selling implies the use of leverage, the Fund maintains a special custody account that mitigates the leverage effect in that the short sales are fully collateralized.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may invest in non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. The Fund typically invests in sponsored ADRs or GDRs but may also invest in unsponsored ADRs or GDRs.

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

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The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines large and medium capitalization stocks as stocks of those companies represented by the Russell 1000® Index or within the capitalization range of the Russell 1000® Index as measured at its most recent reconstitution. On May 31, 2011, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $411 billion to $1.62 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies not included within the Russell 1000® Index.

In determining if a security is economically tied to the U.S., the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to the U.S. based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to the U.S. if the underlying assets of the derivatives are (i) U.S. currency (or baskets or indexes of such currency); (ii) instruments or securities that are issued by the U.S. government or by an issuer economically tied to the U.S.; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to the U.S. as described above. Equity securities in which the Fund invests include common stock, preferred stock and equity-equivalent securities or instruments whose values are based on common stocks, such as convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.

Non-Principal Investment Strategies

The Fund may invest in preferred stocks, rights, warrants and convertible securities. The Fund may also invest a limited amount in equity securities of non-U.S. companies, including emerging markets equity securities.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Effective August 15, 2012, the Russell U.S. Quantitative Equity Fund will be renamed the Russell U.S. Defensive Equity Fund and the following will replace the Fund ’ s Principal Investment Strategies and Non-Principal Investment Strategies:

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities economically tied to the U.S. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in common stocks of large and medium capitalization U.S. companies.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo whose investment approaches are intended to complement one another. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money

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managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers not affiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund employs a defensive style of investing. Defensive style emphasizes investments in equity securities of companies that a money manager believes have: (i) lower than average stock price volatility (i.e., the amount by which a stock’s price rises and falls over short-term time periods); (ii) characteristics indicating high financial quality, which may include lower financial leverage and/or higher return on capital; and/or (iii) stable business fundamentals, which may include higher earnings stability.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment approach, portfolio characteristics and performance patterns in different market environments. Portfolio characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum, and may also incorporate quantitative investment models in its process.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

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The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines large and medium capitalization stocks as stocks of those companies represented by the Russell 1000® Index or within the capitalization range of the Russell 1000® Index as measured at its most recent reconstitution. On May 31, 2011, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $411 billion to $1.62 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies not included within the Russell 1000® Index.

In determining if a security is economically tied to the U.S., the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to the U.S. based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to the U.S. if the underlying assets of the derivatives are (i) U.S. currency (or baskets or indexes of such currency); (ii) instruments or securities that are issued by the U.S. government or by an issuer economically tied to the U.S.; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to the U.S. as described above. Equity securities in which the Fund invests include common stock, preferred stock and equity-equivalent securities or instruments whose values are based on common stocks, such as convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.

Non-Principal Investment Strategies

The Fund may invest in preferred stocks, small capitalization stocks, rights, warrants and convertible securities. The Fund may also invest a limited amount in equity securities of non-U.S. companies, including emerging markets equity securities.

The Fund may invest in non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. The Fund typically invests in sponsored ADRs or GDRs but may also invest in unsponsored ADRs or GDRs.

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

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Following are the Investment Objective, Principal Investment Strategies and Non-Principal Investment Strategies of the Russell U.S. Dynamic Equity Fund, a new Underlying Fund effective August 15, 2012. Prior to August 15, 2012, the Russell U.S. Dynamic Equity Fund is known as the Russell U.S. Growth Fund and utilizes an investment strategy of investing in growth stocks.

Russell U.S. Dynamic Equity Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities economically tied to the U.S. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in common stocks of large and medium capitalization U.S. companies.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo whose investment approaches are intended to complement one another. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund generally employs a dynamic style of investing. Dynamic style emphasizes investments in equity securities of companies that a money manager believes are currently undergoing or are expected to undergo positive change, which may include companies that a money manager believes are likely to experience a turnaround or companies that are expected to launch new products or services that a money manager expects to generate growth. A money manager will typically buy dynamic stocks when it believes that such changes will lead to stock price appreciation. Dynamic stocks typically have: (i) higher than average stock volatility (i.e., the amount by which a stock’s price rises and falls over short-term time periods); (ii) characteristics indicating lower financial quality, which may include greater financial leverage; and/or (iii) less business stability, which may include lower earnings stability. The Fund may invest in stocks that a money manager does not consider to be dynamic stocks and that do not exhibit the characteristics described above.

The Fund uses the following sub-styles intended to complement one another:

  Dynamic Growth Style emphasizes investments in equity securities of companies a money manager believes tend to have dynamic characteristics and above-average earnings growth prospects.
  Dynamic Value Style emphasizes investments in equity securities of companies that a money manager believes tend to have dynamic characteristics and to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.
  Dynamic Market-Oriented Style emphasizes investments in companies from the broad equity market that tend to have dynamic characteristics rather than focusing on the growth or value segments of the market.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment approach, investment sub-style, portfolio characteristics and performance patterns in different market environments. Portfolio characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

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RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

Certain of the Fund’s money managers employ a limited long-short strategy (also referred to as a 115/15 or 120/20 strategy) pursuant to which they enter into short sales. In a limited long-short strategy, a money manager enters into short sales of securities and uses the proceeds of the short sales of securities to purchase long positions in other securities. As a result, that money manager’s portfolio will have long positions of 115% or 120% and short positions of 15% or 20%, respectively, with the money manager’s net position being 100% long. The money manager will take long positions in securities the money manager believes offer attractive return potential and sell short securities that the money manager believes will underperform. Selling a security short allows the Fund to earn a return from stocks that a money manager expects to underperform, and do underperform, as well as enabling the Fund to establish additional long positions while keeping the Fund’s net exposure to the market at a level similar to a traditional “long-only” strategy.

Short sales are transactions in which a money manager sells a security it does not own in the portion of the Fund managed by it in anticipation of a decline in the market value of that security. The Fund borrows the security and sells it to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at its market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund must return the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The Fund may also make short sales “against the box.” In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. The Fund currently does not intend to make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its total assets. Although short selling implies the use of leverage, the Fund maintains a special custody account that mitigates the leverage effect in that the short sales are fully collateralized.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum, and may also incorporate quantitative investment models in its process.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by managers, which may or may not constitute cash reserves. The Fund

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may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may invest in non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. The Fund typically invests in sponsored ADRs or GDRs but may also invest in unsponsored ADRs or GDRs.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines large and medium capitalization stocks as stocks of those companies represented by the Russell 1000® Index or within the capitalization range of the Russell 1000® Index as measured at its most recent reconstitution. On May 31, 2011, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $411 billion to $1.62 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies not included within the Russell 1000® Index.

In determining if a security is economically tied to the U.S., the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to the U.S. based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to the U.S. if the underlying assets of the derivatives are (i) U.S. currency (or baskets or indexes of such currency); (ii) instruments or securities that are issued by the U.S. government or by an issuer economically tied to the U.S.; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to the U.S. as described above. Equity securities in which the Fund invests include common stock, preferred stock and equity-equivalent securities or instruments whose values are based on common stocks, such as convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.

Non-Principal Investment Strategies

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may invest in preferred stocks, small capitalization stocks, rights, warrants and convertible securities. The Fund may also invest a limited amount in equity securities of non-U.S. companies, including emerging markets equity securities.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

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Russell U.S. Small Cap Equity Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in small capitalization equity securities economically tied to the U.S. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% requirement applies at the time the Fund invests its assets. The Fund invests principally in common stocks of small capitalization U.S. companies.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a “multi-style, multi-manager” approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo who employ distinct investment styles. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund uses the following principal investment styles intended to complement one another:

  Growth Style emphasizes investments in equity securities of companies a money manager believes have above-average earnings growth prospects.
  Value Style emphasizes investments in equity securities of companies that a money manager believes to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.
  Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum, and may also incorporate quantitative investment models in its process.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of

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each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may invest in non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. The Fund typically invests in sponsored ADRs or GDRs but may also invest in unsponsored ADRs or GDRs.

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines small capitalization stocks as stocks of those companies represented by the Russell 2000® Index or within the capitalization range of the Russell 2000® Index as measured at its most recent reconstitution. The smallest 1,000 stocks in the Russell 2000® Index and stocks of companies within the capitalization range of the smallest 1,000 companies in the Russell 2000® Index as measured at its most recent reconstitution are also considered micro capitalization stocks. On May 31, 2011, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $130 million to $2.97 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund’s investments may include companies that have been publicly traded for less than five years.

In determining if a security is economically tied to the U.S., the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to the U.S. based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to the U.S. if the underlying assets of the derivatives are (i) U.S. currency (or baskets or indexes of such currency); (ii) instruments or securities that are issued by the U.S. government or by an issuer economically tied to the U.S.; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to the U.S. as described above.

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Equity securities in which the Fund invests include common stock, preferred stock and equity-equivalent securities or instruments whose values are based on common stocks, such as convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.

Non-Principal Investment Strategies

The Fund may invest in stocks of companies with market capitalization smaller than that of companies included in the Russell 2000® Index, preferred stocks, rights, warrants and convertible securities. The Fund may also invest a limited amount in equity securities of non-U.S. companies, including emerging markets equity securities.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell Commodity Strategies Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term total return.

Principal Investment Strategies

The Fund invests directly, and/or indirectly through a wholly-owned subsidiary, in commodity index-linked securities, other commodity-linked securities, derivative instruments, cash and fixed income securities that together are intended to provide exposure to the performance of the collateralized commodity futures market, and in other debt instruments. The Fund’s portfolio is designed to provide exposure to the investment return of assets that trade in the commodities markets without direct investment in physical commodities. As the Fund will have no physical investments in commodities, substantially all of the Fund’s exposures to commodities will be through cash-settled derivative contracts, including exchange-traded futures contracts, over-the-counter total return swap contracts or structured notes that embed derivative contracts related to commodities.

The Fund seeks to provide exposure to the commodities markets. It is designed to generally achieve positive performance relative to that of the Dow Jones – UBS Commodity Index Total Return (“DJ-UBS Index”), although there can be no guarantee that this positive performance will be achieved. The DJ-UBS Index is a broadly diversified futures index composed of futures contracts on 20 physical commodities. Currently, five energy products, six metals and nine agricultural products are represented in the index. The reconstitution of the DJ-UBS Index is implemented annually in January. The Fund may in the future seek to achieve positive performance relative to that of a different diversified commodities futures index. There may be significant variances in the composition and returns among different commodity indexes.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo whose approaches are intended to complement one another. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not

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allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach and expected return potential relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics may include portfolio biases, sector focus, the degree to which investment decisions are driven by quantitative or fundamental inputs, the extent of spread or contract maturity active positions versus the stated benchmark, the degree of over or under-weights in commodities or commodity sectors, the degree to which timing of futures trades varies from that of the benchmark and the approach to collateral management. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

The Fund gains exposure to the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). Shares of the Subsidiary are not offered to any investors other than the Fund. Investing in the Subsidiary allows the Fund to achieve greater exposure to the commodities markets than would otherwise be possible because of U.S. tax law requirements. The Subsidiary is advised by RIMCo and has the same investment objective and money managers as the Fund. Employees of RIMCo serve as directors of the Subsidiary. While the Subsidiary pursues an investment program similar to that of the Fund, it may invest in commodity index-linked securities and other commodity-linked securities and derivative instruments, such as swaps and futures, that provide exposure to the performance of the commodities markets without being subject to some of the limitations the Fund is subject to. The Subsidiary may also invest in fixed income instruments. Although the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund, the investment programs of the Fund and the Subsidiary are not identical.

The Fund or the Subsidiary may enter into swap agreements with respect to commodities, interest rates, indexes of commodities or securities, specific securities and mortgage, credit and event-linked swaps. To the extent the Fund may invest in foreign-currency denominated securities, it may enter into swap agreements with respect to foreign currencies. The Fund will limit its direct investments in commodity-linked swap agreements such that the income derived from commodity-linked swap agreements is limited to a maximum of 10% of the Fund’s annual gross income.

The Fund or the Subsidiary may invest in commodity-linked structured notes that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. Commodity-linked structured notes are debt instruments with principal payments generally linked to the value of commodities, commodities futures contracts or the performance of commodity indices with interest and coupon payments tied to a market-based interest rate. These notes may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations.

As noted above, in addition to instruments linked to certain commodity indices, the Fund or the Subsidiary may invest in derivative instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts, including swaps on commodity futures. The Fund’s or the Subsidiary’s investments in commodity-linked derivative instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. The Fund or the Subsidiary may seek to identify pricing inefficiencies associated with commodity index reconstitution and purchase or sell commodity futures contracts before or after index reconstitution in an attempt to increase Fund returns. The Fund or Subsidiary may also employ spread trading strategies (i.e., the simultaneous purchase of long and short futures contracts of the same or related commodities) implemented through individual commodity futures positions. The Fund or the Subsidiary may also over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the Fund has greater or lesser exposure to that index than the value of the Fund’s net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations, and under normal circumstances the Fund will seek to maintain net notional exposure to one or more commodity indices within 5% (plus or minus) of the value of the Fund’s net assets.

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The Fund or the Subsidiary may invest in corporate fixed income securities, U.S. government securities, mortgage-backed securities, asset-backed securities and fixed income securities issued by or on behalf of states, territories and possessions of the U.S. (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof. The Fund may invest up to 35% of its net assets in securities of issuers economically tied to non-U.S. countries, including issuers economically tied to emerging market countries.

The Fund may hedge its exposure to foreign currency through the use of currency futures and options on futures, forward currency contracts and currency options.

The fixed income securities the Fund invests in are principally considered to be of “investment grade” quality at the time of purchase, meaning either that a nationally recognized statistical rating organization (for example, Moody’s Investor Service, Inc., Standard & Poor’s Rating Service, or Fitch Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the Fund’s money manager has determined the securities to be of comparable quality. However, higher rated debt securities, including investment grade bonds, may also be subject to volatility and a risk of default. The Fund may invest up to 10% of its assets in debt securities that are rated below investment grade (commonly referred to as high-yield or “junk bonds”) as determined by one or more nationally recognized securities rating organizations or in unrated securities judged by the money manager to be of comparable quality. Junk bonds and to a lesser extent other types of bonds, may be purchased at a discount and thereby provide opportunities for capital appreciation.

The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations.

The Fund will maintain an average duration of the fixed-income portion of the portfolio (excluding structured notes) of one year or less. Duration is a measure of a bond price’s sensitivity to a change in interest rates. Interest rates are currently at historical lows and will, at some time in the future, increase. In general, as interest rates rise, the value of the bonds held in the Fund will tend to decline, and, as interest rates fall, the value of the bonds held in the Fund will tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations.

The Fund is classified as a “non-diversified fund” under the 1940 Act which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

The Fund will not invest 25% or more of its total assets in instruments issued by companies in any one industry. However, 25% or more of its total net assets may be indirectly exposed to industries in the three commodity sectors (currently, the energy, metal and agricultural sectors) of the DJ-UBS Index. In addition, the Fund can invest more than 25% of its total assets in instruments (such as structured notes) issued by companies in the financial services sector (which includes the banking, brokerage and insurance industries). In that case the Fund’s share values will fluctuate in response to events affecting issues in those sectors.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps or short-term investments.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or

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asset allocation programs. Cash reserves are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

Non-Principal Investment Strategies

The Fund may invest a portion of its assets in common and preferred stock as well as convertible securities of issuers in commodity-related industries. The Fund may also invest in commercial paper.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell Global Real Estate Securities Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide current income and long term capital growth.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in real estate securities. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund seeks to achieve its objective by concentrating its investments in equity securities of real estate companies (“real estate securities”) economically tied to a number of countries around the world, including the U.S., in a globally diversified manner. The Fund considers a company to be a real estate company if at least 50% of its assets, gross income or net profits are attributable to the ownership, construction, development, financing, management or sale of residential, commercial or industrial real estate.

The Fund invests principally in common stocks and other equity securities issued by U.S. and non-U.S. real estate companies, including real estate investment trusts (“REITs”) and similar REIT-like entities. REITs are companies that own interests in real estate or in real estate-related loans or other interests, and their revenue principally consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. A REIT in the U.S. is generally not taxed on income distributed to shareholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all its taxable income to such shareholders. REIT-like entities organized outside of the U.S. have operations and receive tax treatment similar to that of U.S. REITs. By investing in REITs and REIT–like entities indirectly through the Fund, a shareholder will bear expenses of the REITs and REIT-like entities in addition to expenses of the Fund. The Fund may also invest in equity securities of other types of real estate-related companies. The Fund may invest in large, medium or small capitalization companies. The money managers do not select stocks based on the capitalization size of a company but rather on the relative attractiveness of the individual opportunity.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo whose approaches are intended to complement one another. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

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A portion of the Fund’s securities are denominated principally in foreign currencies and typically are held outside the U.S. While the Fund spreads its investments across the globe, the money managers will select securities of companies which the money managers believe have favorable growth prospects and/or attractive valuations based on current and expected earnings or cash flow, not based on the country in which a company is located.

The Fund invests in companies economically tied to a number of countries around the world, including the U.S., in a globally diversified manner. Under normal market conditions, the Fund will invest at least 40%, and may invest up to 100%, of its assets in securities of issuers economically tied to non-U.S. countries. The Fund may also invest in equity securities of companies that are economically tied to emerging market countries.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, property type and geographic weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps, forwards or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain real estate securities markets or, where there is no appropriate instrument that represents exposure to the various components of the Fund’s benchmark, broad global equity markets by purchasing equity securities and/or derivatives (also known as “equitization”). This is intended to cause the Fund to perform as though its cash reserves were actually invested in these markets. Due to the lack of availability of appropriate instruments for certain markets, this exposure will result in returns that are different than that of the Fund’s benchmark for the cash reserve portion of the portfolio. RIMCo may choose to use the cash equitization process to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts and swaps in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

With respect to non-U.S. real estate securities, the Fund may enter into spot and forward currency contracts to facilitate settlement of securities transactions.

As a general rule, the Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

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The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

In determining if a security is economically tied to a non-U.S. country, the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to a non-U.S. country based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to a non-U.S. country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is classified as an issuer economically tied to a non-U.S. country as described above.

Non-Principal Investment Strategies

The Fund may purchase depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may purchase depositary receipts where an ADR, GDR or EDR provides better access to markets and more liquidity than the underlying security. An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. An EDR is issued in Europe typically by foreign banks and trust companies and evidences ownership of either foreign or domestic securities. The Fund typically invests in sponsored ADRs, GDRs and EDRs but may also invest in unsponsored ADRs, GDRs and EDRs.

The Fund may invest in preferred stocks, rights, warrants and convertible securities.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell Global Equity Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in equity securities, including common stocks and preferred stocks, of companies economically tied to a number of countries around the world, including the U.S., in a globally diversified manner. While the Fund spreads its investments across the globe, the money managers will select securities of companies which the money managers believe have favorable growth prospects and/or attractive valuations based on current and expected earnings or cash flow, not based on the country a company is economically tied to. Under normal market conditions, the Fund will invest at least 40%, and may invest up to 100%, of its assets in equity securities economically tied to countries

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other than the U.S. The Fund may invest in equity securities of companies that are economically tied to emerging market countries. The Fund invests principally in large and medium capitalization companies, but also invests in small capitalization companies. However, the money managers do not select stocks based on the capitalization size of a company but rather on the relative attractiveness of the investment opportunity. A portion of the Fund’s securities are denominated principally in foreign currencies and typically are held outside the U.S.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a “multi-style, multi-manager” approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo who employ distinct investment styles. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund uses the following principal investment styles intended to complement one another:

  Growth Style emphasizes investments in equity securities of companies a money manager believes have above-average earnings growth prospects.
  Value Style emphasizes investments in equity securities of companies that a money manager believes to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.
  Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum, and may also incorporate quantitative investment models in its process.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps, forwards or short-term investments.

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The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may purchase depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may purchase depositary receipts where an ADR, GDR or EDR provides better access to markets and more liquidity than the underlying security. An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. An EDR is issued in Europe typically by foreign banks and trust companies and evidences ownership of either foreign or domestic securities. The Fund typically invests in sponsored ADRs, GDRs and EDRs but may also invest in unsponsored ADRs, GDRs and EDRs.

A money manager may seek to protect its investments for the Fund against adverse currency exchange rate changes by purchasing forward currency contracts. These contracts enable a money manager to “lock in” the U.S. dollar price of a security that it plans to buy or sell.  A money manager may purchase or sell foreign currencies, mainly through the use of forward currency contracts, for speculative purposes based on the money manager’s judgment regarding the direction of the market for a particular foreign currency or currencies.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

As of May 31, 2011, the market capitalization of companies in the Fund’s benchmark, the Russell Developed Large Cap Index, an index which includes large, medium and small capitalization companies, ranged from approximately $411 billion to $1.62 billion. The Fund may invest in companies and countries not included within the Russell Developed Large Cap Index.

As a general rule, the Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

In determining if a security is economically tied to a non-U.S. country, the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to a non-U.S. country based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to a non-U.S. country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to a non-U.S. country as described above. Equity securities in which the Fund invests include common stock, preferred stock and equity-equivalent securities or instruments whose value is based on common stocks, such as synthetic foreign equity securities, convertible securities, rights, warrants or options to purchase common stock, futures contracts (stock or stock index) and index swaps.

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Non-Principal Investment Strategies

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

The Fund may use derivatives, including stock options, country index futures and swaps or currency forwards, to (1) manage country and currency exposure as a substitute for holding securities directly or (2) facilitate the implementation of its investment strategy. The Fund may also enter into spot and forward currency contracts to facilitate settlement of securities transactions.

Some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. Therefore, when a money manager believes it is appropriate to do so, the Fund may invest in synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants, or may invest in equity linked notes.

The Fund may invest in rights, warrants and convertible securities. The Fund may also invest in other investment companies, including registered mutual funds or exchange traded funds.

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell International Developed Markets Fund

Investment Objective (Fundamental)

The Fund seeks to provide long term capital growth.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in companies that are located in countries (other than the U.S.) with developed markets or that are economically tied to such countries. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in equity securities, including common stocks and preferred stocks, issued by companies economically tied to or located in developed markets countries, other than the U.S., and in depositary receipts. The Fund’s securities are denominated principally in foreign currencies and may be held outside the U.S. The Fund’s investments span most of the developed nations of the world to maintain a high degree of diversification among countries and currencies. The Fund may invest in equity securities of companies that are economically tied to emerging market countries.

The Fund invests principally in large and medium capitalization companies, but may also invest in small capitalization companies. However, the money managers do not select stocks based on the capitalization size of a company but rather on the relative attractiveness of the investment opportunity.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a “multi-style, multi-manager” approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo who employ distinct investment styles. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for

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the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund uses the following principal investment styles intended to complement one another:

  Growth Style emphasizes investments in equity securities of companies a money manager believes have above-average earnings growth prospects.
  Value Style emphasizes investments in equity securities of companies that a money manager believes to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.
  Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum, and may also incorporate quantitative investment models in its process.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps, forwards or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may

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choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

A money manager may seek to protect its investments for the Fund against adverse currency exchange rate changes by purchasing forward currency contracts. These contracts enable a money manager to “lock in” the U.S. dollar price of a security that it plans to buy or sell.  A money manager may purchase or sell foreign currencies, mainly through the use of forward currency contracts, for speculative purposes based on the money manager’s judgment regarding the direction of the market for a particular foreign currency or currencies.

The Fund may purchase depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may purchase depositary receipts where an ADR, GDR or EDR provides better access to markets and more liquidity than the underlying security. An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. An EDR is issued in Europe typically by foreign banks and trust companies and evidences ownership of either foreign or domestic securities. The Fund typically invests in sponsored ADRs, GDRs and EDRs but may also invest in unsponsored ADRs, GDRs and EDRs.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

The distinction between developed markets and emerging markets is generally determined by measures of economic wealth and investment market criteria. Providers of global market indices generally use economic criteria and classifications and market criteria from the World Bank in determining a market’s economic development status. However, there are subtle differences in which of these criteria or classifications may be used by a provider and how such criteria or classifications are applied. As such, some markets may be classified as developed by some and emerging by others and, at times, some markets may be classified as both developed and emerging. Additionally, the categorization of a market may change over time.

As a general rule, the Fund considers the following countries to have developed markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As a general rule, the Fund considers emerging market countries to include every other country.

As of May 31, 2011, the market capitalization of companies in the Fund’s benchmark, the Russell Developed ex-U.S. Large Cap Index, an index which includes large and medium capitalization companies, ranged from approximately $225 billion to $1.78 billion. The Fund may invest in companies and countries not included within the Russell Developed ex-U.S. Large Cap Index.

In determining if a security is economically tied to or located in a developed market country, the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to a developed market country based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to developed market countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to a developed market country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to a developed market country as described above.

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Non-Principal Investment Strategies

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

The Fund may use derivatives, including stock options, country index futures and swaps or currency forwards, to (1) manage country and currency exposure as a substitute for holding securities directly or (2) facilitate the implementation of its investment strategy. The Fund may also enter into spot and forward currency contracts to facilitate settlement of securities transactions.

Some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. Therefore, when a money manager believes it is appropriate to do so, the Fund may invest in synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants, or may invest in equity linked notes.

The Fund may invest in equity securities of U.S. companies, rights, warrants and convertible securities. The Fund may also invest in other investment companies, including registered mutual funds or exchange traded funds.

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell Emerging Markets Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in emerging market companies. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund principally invests in equity securities, including common stock and preferred stock, of companies that are economically tied to countries with emerging markets, and in depositary receipts. These companies are referred to as “emerging market companies.” The Fund invests in large, medium and small capitalization companies. However, the money managers do not select stocks based on the capitalization size of a company but rather on the relative attractiveness of the investment opportunity. The Fund’s securities are denominated principally in foreign currencies and are typically held outside the U.S. The Fund seeks to maintain a broadly diversified exposure to emerging market countries and ordinarily will invest in the securities of issuers economically tied to at least ten different emerging market countries.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a “multi-style, multi-manager” approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo who employ distinct investment styles and different investment approaches. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets

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assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund uses the following principal investment styles intended to complement one another:

  Growth Style emphasizes investments in equity securities of companies a money manager believes have above-average earnings growth prospects.
  Value Style emphasizes investments in equity securities of companies that a money manager believes to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.
  Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include country weightings, capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum, and may also incorporate quantitative investment models in its process.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps, forwards or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed

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to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

A money manager may seek to protect its investments for the Fund against adverse currency exchange rate changes by purchasing forward currency contracts. These contracts enable a money manager to “lock in” the U.S. dollar price of a security that it plans to buy or sell.  A money manager may purchase or sell foreign currencies, mainly through the use of forward currency contracts, for speculative purposes based on the money manager’s judgment regarding the direction of the market for a particular foreign currency or currencies.

The Fund may purchase depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may purchase depositary receipts where an ADR, GDR or EDR provides better access to markets and more liquidity than the underlying security. An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. An EDR is issued in Europe typically by foreign banks and trust companies and evidences ownership of either foreign or domestic securities. The Fund typically invests in sponsored ADRs, GDRs and EDRs but may also invest in unsponsored ADRs, GDRs and EDRs.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

As a general rule, the Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

As of May 31, 2011, the market capitalization of companies in the Fund’s benchmark, the Russell Emerging Markets Index, an index which includes large, medium and small capitalization companies, ranged from approximately $305 billion to $262 million. The Fund may invest in companies and countries not included within the Russell Emerging Markets Index.

In determining if a security is economically tied to an emerging market country, the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to an emerging market country based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated, where an issuer’s primary exchange is located or more than 50% of the company’s assets are located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to emerging market countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to an emerging market country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is economically tied to an emerging market country as described above.

Non-Principal Investment Strategies

The Fund may use derivatives, including stock options, country index futures and swaps or currency forwards, to (1) manage country and currency exposure as a substitute for holding securities directly or (2) facilitate the implementation of its investment strategy. The Fund may also enter into spot and forward currency contracts to facilitate settlement of securities transactions.

Some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. Therefore, when a money manager believes it is appropriate to do so, the Fund may invest in synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants, or may invest in equity linked notes.

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The Fund may invest in pooled investment vehicles, such as other investment companies or exchange traded funds, which have broader or more efficient access to shares of emerging market companies in certain countries but which may involve a further layering of expenses. By investing in pooled investment vehicles indirectly through the Fund, a shareholder will bear expenses of the pooled investment vehicles in addition to expenses of the Fund.

The Fund may invest in equity securities of U.S. or other developed market companies, rights, warrants and convertible securities.

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell Strategic Bond Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide current income, and as a secondary objective, capital appreciation.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in bonds. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. Bonds are fixed income securities representing debt obligations that typically require the issuer to repay the bondholders the principal amount borrowed and generally to pay interest. The Fund considers bonds to include fixed income equivalent instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs multiple money managers unaffiliated with RIMCo, each with its own investment style. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers not affiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund may use the following principal investment styles intended to complement one another:

  Enhanced Core Style employs a limited subset of fully discretionary fixed income strategies with a relatively lower level of risk.
  Fully Discretionary Style utilizes the broadest set of fixed income strategies that includes, but is not limited to, sector rotation style and interest rate, credit quality or country and currency strategies.
  Sector Specialist Style emphasizes security and/or sub-sector selection within a particular sector (e.g., structured debt, corporate debt or currency).

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The Fund invests in securities of issuers in a variety of sectors of the fixed income market. For example, the money managers may identify sectors of the fixed income market that they believe are undervalued and focus their investments in those sectors. These sectors will differ over time. A money manager may attempt to anticipate shifts in interest rates and hold securities it expects to perform well in relation to market indexes as a result of such shifts. The Fund typically holds proportionately fewer U.S. Treasury obligations than are represented in the Barclays Capital U.S. Aggregate Bond Index.

The Fund invests in mortgage related securities including mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, mortgage pass-through securities, to be announced (“TBA”) securities, interest only mortgage-backed securities, principal only mortgage-backed securities and mortgage dollar rolls, that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. A dollar roll is the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. By investing in mortgage related securities, the Fund has exposure to non-agency mortgage backed securities, which may include Alternative A (“Alt-A”) paper, subprime and/or non-conforming mortgages. The Fund also invests in asset-backed securities, which may include, among others, credit card, automobile loan and/or home equity line of credit receivables, and collateralized loan obligations.

The Fund invests in U.S. and non-U.S. corporate debt securities, Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations), fixed income securities issued or guaranteed by the U.S. government (including Treasury Inflation Protected Securities and zero coupon securities) or by non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future.

The Fund may invest up to 25% of its assets in debt securities that are rated below investment grade (commonly referred to as high-yield or “junk bonds”) as determined by one or more nationally recognized securities rating organizations or in unrated securities judged by the money manager to be of comparable quality. Junk bonds, and to a lesser extent other types of bonds, may be purchased at a discount and thereby provide opportunities for capital appreciation.

The Fund may purchase and sell currency futures and options on currency futures, forward currency contracts, currency swaps and currency spot and options contracts for speculative purposes based on a money manager’s judgment regarding the direction of the market for a particular foreign currency or currencies.  The Fund’s currency investments may seek returns through the identification of global macroeconomic and investment themes that impact financial markets, including themes specific to the currency market (e.g., exchange rate valuation), themes from other markets (such as equity, interest rate or commodity markets), or themes that relate to domestic or global economic events or external shocks (such as political events or natural disasters). The Fund may also utilize these instruments to seek to protect its investments, or hedge, against adverse currency exchange rate changes by “locking in” the U.S. dollar price of a security that it plans to buy or sell.

The Fund invests in certain types of derivative instruments. The Fund’s investments in derivative transactions may be intended to take short exposures. The Fund may purchase and sell futures contracts, including interest rate and Treasury futures, and enter into options, when-issued transactions (also called forward commitments), swap agreements (including interest rate swaps) or swaptions (1) as a substitute for holding securities directly, (2) for hedging purposes, (3) to take a net short position with respect to certain issuers, sectors or markets, (4) to facilitate the implementation of its investment strategy, or (5) to adjust the interest rate sensitivity and duration of the Fund’s portfolio. The Fund may buy or sell credit default swaps or other credit derivatives as an alternative to buying or selling the debt securities themselves or otherwise to increase the Fund’s total return. Credit default swaps resemble insurance contracts in that the seller of the swap provides the buyer with protection against specific risks of the issuer, such as defaults and bankruptcies, in exchange for a premium from the buyer. The Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and the principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities.

The duration of the Fund’s portfolio typically ranges within 20% of the duration of the Barclays U.S. Aggregate Bond Index, which was 4.88 years as of December 31, 2011, but may vary up to 35% from the Index’s duration. The Fund has no restrictions on individual security duration. Duration is a measure of a bond price’s sensitivity to a change in

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interest rates. Interest rates are currently at historical lows and are likely to increase at some time in the future. In general, as interest rates rise, the value of the bonds held in the Fund will tend to decline, and, as interest rates fall, the value of the bonds held in the Fund will tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations. Variable and floating rate securities are generally less sensitive to interest rate changes.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

The Fund’s investments may include variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates.

The Fund purchases loans and other direct indebtedness entitling the Fund to payments of interest, principal and/or other amounts due under the structure of the loan or other indebtedness.

The Fund invests in non-U.S. debt securities, including developed and emerging market debt securities, some of which may be non-U.S. dollar denominated.

Some of the securities in which the Fund invests are supported by credit and liquidity enhancements from third parties. These enhancements may include letters of credit from foreign or domestic banks.

The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day).

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include portfolio biases, magnitude of sector shifts and duration movements. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as duration. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps, forwards or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs. The Fund may hold additional cash in connection with its investment strategy.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash to changes in interest rates or market/sector returns by purchasing fixed income securities and/or derivatives (also known as “equitization”), which typically include exchange traded fixed income futures contracts and swaps. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize exchange traded fixed income futures contracts and swaps in order to reduce market exposure. Cash not utilized to gain full market exposure is invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

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The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

Non-Principal Investment Strategies

The Fund may invest in other investment companies and pooled investment vehicles. By investing in pooled investment vehicles indirectly through the Fund, a shareholder will bear expenses of the pooled investment vehicles in addition to expenses of the Fund. The Fund may invest in municipal debt obligations.

The Fund may invest in non-U.S. debt securities and bonds issued through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring, also known as Brady Bonds.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell Investment Grade Bond Fund

Investment Objective (Fundamental)

The Fund seeks to provide current income and the preservation of capital.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in investment grade bonds. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. Bonds are fixed income securities representing debt obligations that typically require the issuer to repay the bondholders the principal amount borrowed and generally to pay interest. The Fund considers bonds to include fixed income equivalent instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

The Fund will invest principally in securities of “investment grade” quality at the time of purchase, meaning either that a nationally recognized statistical rating organization (for example, Moody’s Investor Service, Inc., Standard & Poor’s Rating Service, or Fitch Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or a Fund’s money manager has determined the securities to be of comparable quality. However, higher rated debt securities, including investment grade bonds, are also subject to volatility and a risk of default.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs multiple money managers unaffiliated with RIMCo, each with its own investment style. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers not affiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund may use the following principal investment styles intended to complement one another:

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  Enhanced Core Style employs a limited subset of fully discretionary fixed income strategies with a relatively lower level of risk.
  Fully Discretionary Style utilizes the broadest set of fixed income strategies that includes, but is not limited to, sector rotation style and interest rate, credit quality or country and currency strategies.
  Sector Specialist Style emphasizes security and/or sub-sector selection within a particular sector (e.g., structured debt, corporate debt or currency).

The Fund invests in securities of issuers in a variety of sectors of the fixed income market. For example, the money managers may identify sectors of the fixed income market that they believe are undervalued and focus their investments in those sectors. These sectors will differ over time. To a lesser extent, the Fund may attempt to anticipate shifts in interest rates and hold securities that the Fund expects to perform well in relation to market indexes as a result of such shifts. However, a portion of the Fund’s assets may be allocated to money managers who focus specifically on security selection rather than sector rotation and interest rate strategies. Additionally, the Fund typically holds proportionately fewer U.S. Treasury obligations than are represented in the Barclays Capital U.S. Aggregate Bond Index.

The Fund invests in mortgage related securities including mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, mortgage pass-through securities, to be announced (“TBA”) securities, interest only mortgage-backed securities, principal only mortgage-backed securities and mortgage dollar rolls, that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. A dollar roll is the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. By investing in mortgage related securities, the Fund has exposure to non-agency mortgage backed securities, which may include Alternative A (“Alt-A”) paper, subprime and/or non-conforming mortgages. The Fund also invests in asset-backed securities, which may include, among others, credit card, automobile loan and/or home equity line of credit receivables, and collateralized loan obligations.

The Fund invests in U.S. and non-U.S. corporate debt securities, Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations), fixed income securities issued or guaranteed by the U.S. government (including Treasury Inflation Protected Securities and zero coupon securities) or by non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future.

The Fund may purchase and sell currency futures and options on currency futures, forward currency contracts, currency swaps and currency spot and options contracts for speculative purposes based on a money manager’s judgment regarding the direction of the market for a particular foreign currency or currencies.  The Fund’s currency investments may seek returns through the identification of global macroeconomic and investment themes that impact financial markets, including themes specific to the currency market (e.g., exchange rate valuation), themes from other markets (such as equity, interest rate or commodity markets), or themes that relate to domestic or global economic events or external shocks (such as political events or natural disasters). The Fund may also utilize these instruments to seek to protect its investments, or hedge, against adverse currency exchange rate changes by “locking in” the U.S. dollar price of a security that it plans to buy or sell.

The Fund invests in certain types of derivative instruments. The Fund’s investments in derivative transactions may be intended to take short exposures. The Fund may purchase and sell futures contracts, including interest rate and Treasury futures, and enter into options, when-issued transactions (also called forward commitments), swap agreements (including interest rate swaps) or swaptions (1) as a substitute for holding securities directly, (2) for hedging purposes, (3) to take a net short position with respect to certain issuers, sectors or markets, (4) to facilitate the implementation of its investment strategy, or (5) to adjust the interest rate sensitivity and duration of the Fund’s portfolio. The Fund may buy or sell credit default swaps or other credit derivatives as an alternative to buying or selling the debt securities themselves or otherwise to increase the Fund’s total return. Credit default swaps resemble insurance contracts in that the seller of the swap provides the buyer with protection against specific risks of the issuer, such as defaults and bankruptcies, in exchange for a premium from the buyer. The Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and the principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities.

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The duration of the Fund’s portfolio typically ranges within 20% of the duration of the Barclays U.S. Aggregate Bond Index, which was 4.88 years as of December 31, 2011, but may vary up to 25% from the Index’s duration. The Fund has no restrictions on individual security duration. Duration is a measure of a bond price’s sensitivity to a change in interest rates. Interest rates are currently at historical lows and are likely to increase at some time in the future. In general, as interest rates rise, the value of the bonds held in the Fund will tend to decline, and, as interest rates fall, the value of the bonds held in the Fund will tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations. Variable and floating rate securities are generally less sensitive to interest rate changes.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

The Fund’s investments may include variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates.

The Fund purchases loans and other direct indebtedness entitling the Fund to payments of interest, principal and/or other amounts due under the structure of the loan or other indebtedness.

The Fund invests in non-U.S. debt securities, including developed and emerging market debt securities, some of which may be non-U.S. dollar denominated.

Some of the securities in which the Fund invests are supported by credit and liquidity enhancements from third parties. These enhancements may include letters of credit from foreign or domestic banks.

The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day).

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include portfolio biases, magnitude of sector shifts and duration movements. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as duration. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps, forwards or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs. The Fund may hold additional cash in connection with its investment strategy.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash to changes in interest rates or market/sector returns by purchasing fixed income securities and/or derivatives (also known as “equitization”), which typically include exchange traded fixed income futures contracts and swaps. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize exchange traded fixed

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income futures contracts and swaps in order to reduce market exposure. Cash not utilized to gain full market exposure is invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

Non-Principal Investment Strategies

The Fund may invest in other investment companies and pooled investment vehicles. By investing in pooled investment vehicles indirectly through the Fund, a shareholder will bear expenses of the pooled investment vehicles in addition to expenses of the Fund. The Fund may invest in municipal debt obligations.

The Fund may invest in non-U.S. debt securities and bonds issued through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring, also known as Brady Bonds.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell Short Duration Bond Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide current income and preservation of capital with a focus on short duration securities.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in bonds. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. Bonds are fixed income securities representing debt obligations that typically require the issuer to repay the bondholders the principal amount borrowed and generally to pay interest. The Fund considers bonds to include fixed income equivalent instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

The Fund defines short duration as a duration ranging from 0.5 to 3.0 years. The duration of the Fund’s portfolio typically ranges within 30% of the duration of the BofA Merrill Lynch 1-3 Yr US Treasuries Index, which was 1.89 years as of December 31, 2011, but may vary up to 50% from the Index’s duration. The Fund has no restrictions on individual security duration. Duration is a measure of a bond price’s sensitivity to a change in interest rates. Interest rates are currently at historical lows and are likely to increase at some time in the future. In general, as interest rates rise, the value of the bonds held in the Fund will tend to decline, and, as interest rates fall, the value of the bonds in the Fund will tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations. Variable and floating rate securities are generally less sensitive to interest rate changes.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs multiple money managers unaffiliated with RIMCo, each with its own investment style. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers

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not affiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund may use the following principal investment styles intended to complement one another:

  Enhanced Core Style employs a limited subset of fully discretionary fixed income strategies with a relatively lower level of risk.
  Fully Discretionary Style utilizes the broadest set of fixed income strategies that includes, but is not limited to, sector rotation style and interest rate, credit quality or country and currency strategies.
  Sector Specialist Style emphasizes security and/or sub-sector selection within a particular sector (e.g., structured debt, corporate debt or currency).

The Fund invests in securities of issuers in a variety of sectors of the fixed income market. For example, the money managers may identify sectors of the fixed income market that they believe are undervalued and focus their investments in those sectors. These sectors will differ over time. To a lesser extent, the Fund may attempt to anticipate shifts in interest rates and hold securities that the Fund expects to perform well in relation to market indexes as a result of such shifts. Additionally, the Fund typically holds significantly fewer U.S. Treasury obligations than are represented in the BofA Merrill Lynch 1-3 Yr US Treasuries Index.

The Fund invests in mortgage related securities including mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, mortgage pass-through securities, to be announced (“TBA”) securities, interest only mortgage-backed securities, principal only mortgage-backed securities and mortgage dollar rolls, that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. A dollar roll is the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. By investing in mortgage related securities, the Fund has exposure to non-agency mortgage backed securities, which may include Alternative A (“Alt-A”) paper, subprime and/or non-conforming mortgages. The Fund also invests in asset-backed securities, which may include, among others, credit card, automobile loan and/or home equity line of credit receivables, and collateralized loan obligations.

The Fund invests in U.S. and non-U.S. corporate debt securities, Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations), fixed income securities issued or guaranteed by the U.S. government (including Treasury Inflation Protected Securities and zero coupon securities) or by non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future.

The Fund may invest up to 15% of its assets in debt securities that are rated below investment grade (commonly referred to as high-yield or “junk bonds”) as determined by one or more nationally recognized securities rating organizations or in unrated securities judged by the money manager to be of comparable quality. Junk bonds, and to a lesser extent other types of bonds, may be purchased at a discount and thereby provide opportunities for capital appreciation.

The Fund invests in certain types of derivative instruments. The Fund’s investments in derivative transactions may be intended to take short exposures. The Fund may purchase and sell futures contracts, including interest rate, foreign currency and Treasury futures, and enter into options, when-issued transactions (also called forward commitments), forward foreign currency contracts, swap agreements (including interest rate swaps) or swaptions (1) as a substitute for holding securities directly, (2) for hedging purposes, (3) to take a net short position with respect to certain issuers, sectors or markets, (4) to facilitate the implementation of its investment strategy, or (5) to adjust the interest rate sensitivity and duration of the Fund’s portfolio. The Fund may buy or sell credit default swaps or other credit derivatives as an alternative to buying or selling the debt securities themselves or otherwise to increase the Fund’s total return. Credit default swaps resemble insurance contracts in that the seller of the swap provides the buyer with protection against specific risks of the issuer, such as defaults and bankruptcies, in exchange for a premium from the buyer. The Fund may

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invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and the principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

The Fund’s investments may include variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates.

The Fund purchases loans and other direct indebtedness entitling the Fund to payments of interest, principal and/or other amounts due under the structure of the loan or other indebtedness.

The Fund invests in non-U.S. debt securities, including developed and emerging market debt securities, some of which may be non-U.S. dollar denominated.

The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day).

Some of the securities in which the Fund invests are supported by credit and liquidity enhancements from third parties. These enhancements may include letters of credit from foreign or domestic banks.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include portfolio biases, magnitude of sector shifts and duration movements. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as duration. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps, forwards or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash to changes in interest rates or market/sector returns by purchasing fixed income securities and/or derivatives (also known as “equitization”), which typically include exchange traded fixed income futures contracts and swaps. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize exchange traded fixed income futures contracts and swaps in order to reduce market exposure. Cash not utilized to gain full market exposure is invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

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The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

Non-Principal Investment Strategies

The Fund may invest in other investment companies and pooled investment vehicles. By investing in pooled investment vehicles indirectly through the Fund, a shareholder will bear expenses of the pooled investment vehicles in addition to expenses of the Fund. The Fund may invest in municipal debt obligations.

The Fund may invest in non-U.S. debt securities and bonds issued through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring, also known as Brady Bonds.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

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RISKS

An investment in the Funds, like any investment, has risks. The value of a Fund fluctuates and you could lose money. The following table lists the Funds and Underlying Funds and the types of principal and non-principal risks the Funds and Underlying Funds are subject to.  The Funds are exposed to the same risks as the Underlying Funds in direct proportion to the allocation of their assets among the Underlying Funds. Please refer to the discussion following the chart and the Funds’ Statement of Additional Information for a discussion of risks associated with types of securities held by the Underlying Funds and the investment practices employed by the individual Underlying Funds.

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Fund	Principal Risks	Non-Principal Risks
2015 Strategy Fund
•  Investing in Affiliated Underlying Funds
•  Asset Allocation
•  Long-Term Viability Risk
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Equity Securities Risk
•  Common Stocks
•  Value Stocks
•  Growth Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Medium Capitalization Companies
•  Securities of Small Capitalization Companies
•  Preferred Stocks
•  Fixed Income Securities Risk
•  Non-Investment Grade Fixed Income Securities (High-Yield or “Junk Bonds”)
•  U.S. and Non-U.S. Corporate Debt Securities Risk
•  Government Issued or Guaranteed Securities, U.S. Government Securities
•  Bank Obligations
•  Mortgage-Backed Securities
•  Agency Mortgage-Backed Securities
•  Privately-Issued Mortgage-Backed Securities
•  Asset-Backed Securities
•  Credit and Liquidity Enhancements
•  Repurchase Agreements
•  Dollar Rolls
•  Loans and Other Direct Indebtedness
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Non-U.S. Debt Securities
•  Emerging Markets Securities
•  Yankee Bonds and Yankee CDs
•  Currency Risk
•  Synthetic Foreign Equity Securities
•  Equity Linked Notes
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Leveraging Risk
•  Counterparty Risk
•  Short Sales
•  Commodity Risk
•  Real Estate Securities
•  REITs
•  Depositary Receipts
•  Illiquid Securities
•  Liquidity Risk
• Large Redemptions
•  Risk Management
•  Securities of Micro Capitalization Companies and Companies with Capitalization Smaller than the Russell 2000® Index
•  Rights, Warrants and Convertible Securities
•  Securities of Other Investment Companies
•  Municipal Obligations
•  Variable and Floating Rate Securities
•  Emerging Markets Debt
•  Brady Bonds
•  Correlation Risk
•  Tax Risk
•  Subsidiary Risk
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Industry Concentration Risk
•  Exposing Cash Reserves to Appropriate Markets
•  Index Replication and Sampling Risk
•  Securities Lending
• Operational Risk
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Fund	Principal Risks	Non-Principal Risks
2020 Strategy Fund
•  Investing in Affiliated Underlying Funds
•  Asset Allocation
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Equity Securities Risk
•  Common Stocks
•  Value Stocks
•  Growth Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Medium Capitalization Companies
•  Securities of Small Capitalization Companies
•  Preferred Stocks
•  Fixed Income Securities Risk
•  Non-Investment Grade Fixed Income Securities (High-Yield or “Junk Bonds”)
•  U.S. and Non-U.S. Corporate Debt Securities Risk
•  Government Issued or Guaranteed Securities, U.S. Government Securities
•  Bank Obligations
•  Mortgage-Backed Securities
•  Agency Mortgage-Backed Securities
•  Privately-Issued Mortgage-Backed Securities
•  Asset-Backed Securities
•  Credit and Liquidity Enhancements
•  Repurchase Agreements
•  Dollar Rolls
•  Loans and Other Direct Indebtedness
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Non-U.S. Debt Securities
•  Emerging Markets Securities
•  Yankee Bonds and Yankee CDs
•  Currency Risk
•  Synthetic Foreign Equity Securities
•  Equity Linked Notes
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Leveraging Risk
•  Counterparty Risk
•  Short Sales
•  Commodity Risk
•  Real Estate Securities
•  REITs
•  Depositary Receipts
•  Illiquid Securities
•  Liquidity Risk
• Large Redemptions
•  Risk Management
•  Securities of Micro Capitalization Companies and Companies with Capitalization Smaller than the Russell 2000® Index
•  Rights, Warrants and Convertible Securities
•  Municipal Obligations
•  Variable and Floating Rate Securities
•  Emerging Markets Debt
•  Brady Bonds
•  Correlation Risk
•  Tax Risk
•  Subsidiary Risk
•  Securities of Other Investment Companies
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Industry Concentration Risk
•  Exposing Cash Reserves to Appropriate Markets
•  Index Replication and Sampling Risk
•  Securities Lending
• Operational Risk
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Fund	Principal Risks	Non-Principal Risks
2025 Strategy Fund
•  Investing in Affiliated Underlying Funds
•  Asset Allocation
•  Long-Term Viability Risk
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Equity Securities Risk
•  Common Stocks
•  Value Stocks
•  Growth Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Medium Capitalization Companies
•  Securities of Small Capitalization Companies
•  Preferred Stocks
•  Fixed Income Securities Risk
•  Non-Investment Grade Fixed Income Securities (High-Yield or “Junk Bonds”)
•  U.S. and Non-U.S. Corporate Debt Securities Risk
•  Government Issued or Guaranteed Securities, U.S. Government Securities
•  Bank Obligations
•  Mortgage-Backed Securities
•  Agency Mortgage-Backed Securities
•  Privately-Issued Mortgage-Backed Securities
•  Asset-Backed Securities
•  Credit and Liquidity Enhancements
•  Repurchase Agreements
•  Dollar Rolls
•  Loans and Other Direct Indebtedness
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Non-U.S. Debt Securities
•  Emerging Markets Securities
•  Yankee Bonds and Yankee CDs
•  Currency Risk
•  Synthetic Foreign Equity Securities
•  Equity Linked Notes
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Leveraging Risk
•  Counterparty Risk
•  Short Sales
•  Commodity Risk
•  Real Estate Securities
•  REITs
•  Depositary Receipts
•  Illiquid Securities
•  Liquidity Risk
• Large Redemptions
•  Risk Management
•  Securities of Micro Capitalization Companies and Companies with Capitalization Smaller than the Russell 2000® Index
•  Rights, Warrants and Convertible Securities
•  Municipal Obligations
•  Variable and Floating Rate Securities
•  Emerging Markets Debt
•  Brady Bonds
•  Correlation Risk
•  Tax Risk
•  Subsidiary Risk
•  Securities of Other Investment Companies
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Industry Concentration Risk
•  Exposing Cash Reserves to Appropriate Markets
•  Index Replication and Sampling Risk Securities Lending
• Operational Risk
111

Fund	Principal Risks	Non-Principal Risks
2030 Strategy Fund
•  Investing in Affiliated Underlying Funds
•  Asset Allocation
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Equity Securities Risk
•  Common Stocks
•  Value Stocks
•  Growth Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Medium Capitalization Companies
•  Securities of Small Capitalization Companies
•  Preferred Stocks
•  Fixed Income Securities Risk
•  Non-Investment Grade Fixed Income Securities (High-Yield or “Junk Bonds”)
•  U.S. and Non-U.S. Corporate Debt Securities Risk
•  Government Issued or Guaranteed Securities, U.S. Government Securities
•  Bank Obligations
•  Mortgage-Backed Securities
•  Agency Mortgage-Backed Securities
•  Privately-Issued Mortgage-Backed Securities
•  Asset-Backed Securities
•  Credit and Liquidity Enhancements
•  Repurchase Agreements
•  Dollar Rolls
•  Loans and Other Direct Indebtedness
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Non-U.S. Debt Securities
•  Emerging Markets Securities
•  Yankee Bonds and Yankee CDs
•  Currency Risk
•  Synthetic Foreign Equity Securities
•  Equity Linked Notes
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Leveraging Risk
•  Counterparty Risk
•  Short Sales
•  Commodity Risk
•  Real Estate Securities
•  REITs
•  Depositary Receipts
•  Illiquid Securities
•  Liquidity Risk
• Large Redemptions
•  Risk Management
•  Securities of Micro Capitalization Companies and Companies with Capitalization Smaller than the Russell 2000® Index
•  Rights, Warrants and Convertible Securities
•  Municipal Obligations
•  Variable and Floating Rate Securities
•  Emerging Markets Debt
•  Brady Bonds
•  Correlation Risk
•  Tax Risk
•  Subsidiary Risk
•  Securities of Other Investment Companies
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Industry Concentration Risk
•  Exposing Cash Reserves to Appropriate Markets
•  Index Replication and Sampling Risk
•  Securities Lending
• Operational Risk
112

Fund	Principal Risks	Non-Principal Risks
2035 Strategy Fund
•  Investing in Affiliated Underlying Funds
•  Asset Allocation
•  Long-Term Viability Risk
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Equity Securities Risk
•  Common Stocks
•  Value Stocks
•  Growth Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Medium Capitalization Companies
•  Securities of Small Capitalization Companies
•  Preferred Stocks
•  Fixed Income Securities Risk
•  Non-Investment Grade Fixed Income Securities (High-Yield or “Junk Bonds”)
•  U.S. and Non-U.S. Corporate Debt Securities Risk
•  Government Issued or Guaranteed Securities, U.S. Government Securities
•  Bank Obligations
•  Mortgage-Backed Securities
•  Agency Mortgage-Backed Securities
•  Privately-Issued Mortgage-Backed Securities
•  Asset-Backed Securities
•  Credit and Liquidity Enhancements
•  Repurchase Agreements
•  Dollar Rolls
•  Loans and Other Direct Indebtedness
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Non-U.S. Debt Securities
•  Emerging Markets Securities
•  Yankee Bonds and Yankee CDs
•  Currency Risk
•  Synthetic Foreign Equity Securities
•  Equity Linked Notes
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Leveraging Risk
•  Counterparty Risk
•  Short Sales
•  Commodity Risk
•  Real Estate Securities
•  REITs
•  Depositary Receipts
•  Illiquid Securities
•  Liquidity Risk
• Large Redemptions
•  Risk Management
•  Securities of Micro Capitalization Companies and Companies with Capitalization Smaller than the Russell 2000® Index
•  Rights, Warrants and Convertible Securities
•  Municipal Obligations
•  Variable and Floating Rate Securities
•  Emerging Markets Debt
•  Brady Bonds
•  Correlation Risk
•  Tax Risk
•  Subsidiary Risk
•  Securities of Other Investment Companies
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Industry Concentration Risk
•  Exposing Cash Reserves to Appropriate Markets
•  Index Replication and Sampling Risk
•  Securities Lending
• Operational Risk
113

Fund	Principal Risks	Non-Principal Risks
2040 Strategy Fund
•  Investing in Affiliated Underlying Funds
•  Asset Allocation
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Equity Securities Risk
•  Common Stocks
•  Value Stocks
•  Growth Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Medium Capitalization Companies
•  Securities of Small Capitalization Companies
•  Preferred Stocks
•  Fixed Income Securities Risk
•  Non-Investment Grade Fixed Income Securities (High-Yield or “Junk Bonds”)
•  U.S. and Non-U.S. Corporate Debt Securities Risk
•  Government Issued or Guaranteed Securities, U.S. Government Securities
•  Bank Obligations
•  Mortgage-Backed Securities
•  Agency Mortgage-Backed Securities
•  Privately-Issued Mortgage-Backed Securities
•  Asset-Backed Securities
•  Credit and Liquidity Enhancements
•  Repurchase Agreements
•  Dollar Rolls
•  Loans and Other Direct Indebtedness
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Non-U.S. Debt Securities
•  Emerging Markets Securities
•  Yankee Bonds and Yankee CDs
•  Currency Risk
•  Synthetic Foreign Equity Securities
•  Equity Linked Notes
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Leveraging Risk
•  Counterparty Risk
•  Short Sales
•  Commodity Risk
•  Real Estate Securities
•  REITs
•  Depositary Receipts
•  Illiquid Securities
•  Liquidity Risk
• Large Redemptions
•  Risk Management
•  Securities of Micro Capitalization Companies and Companies with Capitalization Smaller than the Russell 2000® Index
•  Rights, Warrants and Convertible Securities
•  Municipal Obligations
•  Variable and Floating Rate Securities
•  Emerging Markets Debt
•  Brady Bonds
•  Correlation Risk
•  Tax Risk
•  Subsidiary Risk
•  Securities of Other Investment Companies
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Industry Concentration Risk
•  Exposing Cash Reserves to Appropriate Markets
•  Index Replication and Sampling Risk
•  Securities Lending
• Operational Risk
114

Fund	Principal Risks	Non-Principal Risks
2045 Strategy Fund
•  Investing in Affiliated Underlying Funds
•  Asset Allocation
•  Long-Term Viability Risk
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Equity Securities Risk
•  Common Stocks
•  Value Stocks
•  Growth Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Medium Capitalization Companies
•  Securities of Small Capitalization Companies
•  Preferred Stocks
•  Fixed Income Securities Risk
•  Non-Investment Grade Fixed Income Securities (High-Yield or “Junk Bonds”)
•  U.S. and Non-U.S. Corporate Debt Securities Risk
•  Government Issued or Guaranteed Securities, U.S. Government Securities
•  Bank Obligations
•  Mortgage-Backed Securities
•  Agency Mortgage-Backed Securities
•  Privately-Issued Mortgage-Backed Securities
•  Asset-Backed Securities
•  Credit and Liquidity Enhancements
•  Repurchase Agreements
•  Dollar Rolls
•  Loans and Other Direct Indebtedness
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Non-U.S. Debt Securities
•  Emerging Markets Securities
•  Yankee Bonds and Yankee CDs
•  Currency Risk
•  Synthetic Foreign Equity Securities
•  Equity Linked Notes
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Leveraging Risk
•  Counterparty Risk
•  Short Sales
•  Commodity Risk
•  Real Estate Securities
•  REITs
•  Depositary Receipts
•  Illiquid Securities
•  Liquidity Risk
• Large Redemptions
•  Risk Management
•  Securities of Micro Capitalization Companies and Companies with Capitalization Smaller than the Russell 2000® Index
•  Rights, Warrants and Convertible Securities
•  Municipal Obligations
•  Variable and Floating Rate Securities
•  Emerging Markets Debt
•  Brady Bonds
•  Correlation Risk
•  Tax Risk
•  Subsidiary Risk
•  Securities of Other Investment Companies
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Industry Concentration Risk
•  Exposing Cash Reserves to Appropriate Markets
•  Index Replication and Sampling Risk
•  Securities Lending
• Operational Risk
115

Fund	Principal Risks	Non-Principal Risks
2050 Strategy Fund
•  Investing in Affiliated Underlying Funds
•  Asset Allocation
•  Long-Term Viability Risk
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Equity Securities Risk
•  Common Stocks
•  Value Stocks
•  Growth Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Medium Capitalization Companies
•  Securities of Small Capitalization Companies
•  Preferred Stocks
•  Fixed Income Securities Risk
•  Non-Investment Grade Fixed Income Securities (High-Yield or “Junk Bonds”)
•  U.S. and Non-U.S. Corporate Debt Securities Risk
•  Government Issued or Guaranteed Securities, U.S. Government Securities
•  Bank Obligations
•  Mortgage-Backed Securities
•  Agency Mortgage-Backed Securities
•  Privately-Issued Mortgage-Backed Securities
•  Asset-Backed Securities
•  Credit and Liquidity Enhancements
•  Repurchase Agreements
•  Dollar Rolls
•  Loans and Other Direct Indebtedness
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Non-U.S. Debt Securities
•  Emerging Markets Securities
•  Yankee Bonds and Yankee CDs
•  Currency Risk
•  Synthetic Foreign Equity Securities
•  Equity Linked Notes
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Leveraging Risk
•  Counterparty Risk
•  Short Sales
•  Commodity Risk
•  Real Estate Securities
•  REITs
•  Depositary Receipts
•  Illiquid Securities
•  Liquidity Risk
• Large Redemptions
•  Risk Management
•  Securities of Micro Capitalization Companies and Companies with Capitalization Smaller than the Russell 2000® Index
•  Rights, Warrants and Convertible Securities
•  Municipal Obligations
•  Variable and Floating Rate Securities
•  Emerging Markets Debt
•  Brady Bonds
•  Correlation Risk
•  Tax Risk
•  Subsidiary Risk
•  Securities of Other Investment Companies
•  Market Volatility
•  Economic and Market Event Risks
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Industry Concentration Risk
•  Exposing Cash Reserves to Appropriate Markets
•  Index Replication and Sampling Risk
•  Securities Lending
• Operational Risk
116

Fund	Principal Risks	Non-Principal Risks
2055 Strategy Fund
•  Investing in Affiliated Underlying Funds
•  Asset Allocation
•  Long-Term Viability Risk
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Equity Securities Risk
•  Common Stocks
•  Value Stocks
•  Growth Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Medium Capitalization Companies
•  Securities of Small Capitalization Companies
•  Preferred Stocks
•  Fixed Income Securities Risk
•  Non-Investment Grade Fixed Income Securities (High-Yield or “Junk Bonds”)
•  U.S. and Non-U.S. Corporate Debt Securities Risk
•  Government Issued or Guaranteed Securities, U.S. Government Securities
•  Bank Obligations
•  Mortgage-Backed Securities
•  Agency Mortgage-Backed Securities
•  Privately-Issued Mortgage-Backed Securities
•  Asset-Backed Securities
•  Credit and Liquidity Enhancements
•  Repurchase Agreements
•  Dollar Rolls
•  Loans and Other Direct Indebtedness
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Non-U.S. Debt Securities
•  Emerging Markets Securities
•  Yankee Bonds and Yankee CDs
•  Currency Risk
•  Synthetic Foreign Equity Securities
•  Equity Linked Notes
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Leveraging Risk
•  Counterparty Risk
•  Short Sales
•  Commodity Risk
•  Real Estate Securities
•  REITs
•  Depositary Receipts
•  Illiquid Securities
•  Liquidity Risk
• Large Redemptions
•  Risk Management
•  Securities of Micro Capitalization Companies and Companies with Capitalization Smaller than the Russell 2000® Index
•  Rights, Warrants and Convertible Securities
•  Municipal Obligations
•  Variable and Floating Rate Securities
•  Emerging Markets Debt
•  Brady Bonds
•  Correlation Risk
•  Tax Risk
•  Subsidiary Risk
•  Securities of Other Investment Companies
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Industry Concentration Risk
•  Exposing Cash Reserves to Appropriate Markets
•  Index Replication and Sampling Risk
•  Securities Lending
• Operational Risk
117

Fund	Principal Risks	Non-Principal Risks
In Retirement Fund
•  Investing in Affiliated Underlying Funds
•  Asset Allocation
•  Long-Term Viability Risk
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Equity Securities Risk
•  Common Stocks
•  Value Stocks
•  Growth Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Small Capitalization Companies
•  Preferred Stocks
•  Fixed Income Securities Risk
•  Non-Investment Grade Fixed Income Securities (High-Yield or “Junk Bonds”)
•  U.S. and Non-U.S. Corporate Debt Securities Risk
•  Government Issued or Guaranteed Securities, U.S. Government Securities
•  Bank Obligations
•  Mortgage-Backed Securities
•  Agency Mortgage-Backed Securities
•  Privately-Issued Mortgage-Backed Securities
•  Asset-Backed Securities
•  Credit and Liquidity Enhancements
•  Repurchase Agreements
•  Dollar Rolls
•  Loans and Other Direct Indebtedness
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Non-U.S. Debt Securities
•  Emerging Markets Securities
•  Yankee Bonds and Yankee CDs
•  Currency Risk
•  Synthetic Foreign Equity Securities
•  Equity Linked Notes
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Leveraging Risk
•  Counterparty Risk
•  Short Sales
•  Real Estate Securities
•  REITs
•  Depositary Receipts
•  Commodity Risk
•  Illiquid Securities
•  Liquidity Risk
• Large Redemptions
•  Risk Management
•  Securities of Micro Capitalization Companies
•  Securities of Other Investment Companies
•  Municipal Obligations
•  Emerging Markets Debt
•  Rights, Warrants and Convertible Securities
•  Variable and Floating Rate Securities
•  Brady Bonds
•  Correlation Risk
•  Subsidiary Risk
•  Tax Risk
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Exposing Cash Reserves to Appropriate Markets
•  Index Replication and Sampling Risk
•  Securities Lending
• Operational Risk
118

Underlying Fund	Principal Risks	Non-Principal Risks
Russell U.S. Core Equity Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Value Stocks
•  Growth Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Medium Capitalization Companies
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Depositary Receipts
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Securities of Small Capitalization Companies
•  Preferred Stock
•  Rights, Warrants and Convertible Securities
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Counterparty Risk
•  Securities of Other Investment Companies
•  REITs
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Index Replication and Sampling Risk
•  Securities Lending
• Operational Risk
Russell U.S. Quantitative Equity Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Securities of Medium Capitalization Companies
•  Securities of Small Capitalization Companies
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Leveraging Risk
•  Counterparty Risk
•  Short Sales
•  REITs
•  Depositary Receipts
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Preferred Stock
•  Rights, Warrants and Convertible Securities
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Securities of Other Investment Companies
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk

119

Effective August 15, 2012 the Russell U.S. Quantitative Equity Fund risk table will be replaced with the Russell U.S. Defensive Equity Fund risk table as follows:

Underlying Fund	Principal Risks	Non-Principal Risks
Russell U.S. Defensive Equity Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Defensive Stocks
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Medium Capitalization Companies
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Securities of Small Capitalization Companies
•  Preferred Stock
•  Rights, Warrants and Convertible Securities
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Counterparty Risk
•  Securities of Other Investment Companies
•  REITs
•  Depositary Receipts
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk
Russell U.S. Small Cap Equity Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Value Stocks
•  Growth Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Small Capitalization Companies
•  Securities of Micro Capitalization Companies
•   Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  REITs
•  Depositary Receipts
•  Liquidity Risk
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Securities of Companies with Capitalization Smaller than the Russell 2000® Index
•  Preferred Stock
•  Rights, Warrants and Convertible Securities
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Counterparty Risk
•  Securities of Other Investment Companies
•  Illiquid Securities
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk
120

Underlying Fund	Principal Risks	Non-Principal Risks
Russell Commodity Strategies Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Fixed Income Securities Risk
•  Non-Investment Grade Fixed Income Securities (High Yield or “Junk Bonds”)
•  Government Issued or Guaranteed Securities, U.S. Government Securities
•  Bank Obligations
•  Municipal Obligations
•  U.S. and Non-U.S. Corporate Debt Securities Risk
•  Mortgage-Backed Securities
•  Agency Mortgage-Backed Securities
•  Privately-Issued Mortgage-Backed Securities
•  Asset-Backed Securities
•  Non-U.S. Securities
•  Non-U.S. Fixed Income Securities
•  Emerging Markets Debt
•  Currency Risk
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Leveraging Risk
•  Counterparty Risk
•  Commodity Risk
•  Correlation Risk
•  Tax Risk
•  Subsidiary Risk
•  Liquidity Risk
•  Non-Diversification Risk
• Large Redemptions
•  Equity Securities
•  Common Stocks
•  Preferred Stocks
•  Convertible Securities
•  Commercial Paper
•  Securities of Other Investment Companies
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
• Operational Risk
121

Underlying Fund	Principal Risks	Non-Principal Risks
Russell Global Real Estate Securities Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Securities of Medium Capitalization Companies
•  Securities of Small Capitalization Companies
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Currency Trading Risk
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Counterparty Risk
•  Real Estate Securities
•  REITs
•  Liquidity Risk
•  Large Redemptions
•  Industry Concentration Risk
• Exposing Cash Reserves to Appropriate Markets
•  Preferred Stocks
•  Rights, Warrants and Convertible Securities
•  Securities of Other Investment Companies
•  Depositary Receipts
•  Illiquid Securities
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk
Russell Global Equity Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Value Stocks
•  Growth Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Medium Capitalization Companies
•  Securities of Small Capitalization Companies
•  Preferred Stocks
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Counterparty Risk
•  Depositary Receipts
•  Liquidity Risk
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Rights, Warrants and Convertible Securities
•  Synthetic Foreign Equity/Fixed Income Securities
•  Equity Linked Notes
•  Securities of Other Investment Companies
•  REITs
•  Illiquid Securities
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk
122

Underlying Fund	Principal Risks	Non-Principal Risks
Russell International Developed Markets Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Value Stocks
•  Growth Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Medium Capitalization Companies
•  Securities of Small Capitalization Companies
•  Preferred Stocks
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Counterparty Risk
•  Depositary Receipts
•  Liquidity Risk
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Rights, Warrants and Convertible Securities
•  Synthetic Foreign Equity/Fixed Income Securities
•  Equity Linked Notes
•  Securities of Other Investment Companies
•  REITs
•  Illiquid Securities
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk
123

Underlying Fund	Principal Risks	Non-Principal Risks
Russell Emerging Markets Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Value Stocks
•  Growth Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Medium Capitalization Companies
•  Securities of Small Capitalization Companies
•  Preferred Stocks
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Counterparty Risk
•  Depositary Receipts
•  Illiquid Securities
•  Liquidity Risk
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Rights, Warrants and Convertible Securities
•  Synthetic Foreign Equity/Fixed Income Securities
•  Equity Linked Notes
•  Securities of Other Investment Companies
•  REITs
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk
124

Underlying Fund	Principal Risks	Non-Principal Risks
Russell Strategic Bond Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Fixed Income Securities Risk
•  Non-Investment Grade Fixed Income Securities (High Yield or “Junk Bonds”)
•  U.S. and Non-U.S. Corporate Debt Securities Risk
•  Government Issued or Guaranteed Securities, U.S. Government Securities
•  Variable and Floating Rate Securities
•  Mortgage-Backed Securities
•  Agency Mortgage-Backed Securities
•  Privately-Issued Mortgage-Backed Securities
•  Asset-Backed Securities
•  Credit and Liquidity Enhancements
•  Repurchase Agreements
•  Dollar Rolls
•  Loans and other Direct Indebtedness
•  Non-U.S. Securities
•  Non-U.S. Fixed Income Securities
•  Emerging Markets Debt
•  Yankee Bonds and Yankee CDs
•  Currency Risk
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Leveraging Risk
•  Counterparty Risk
•  Illiquid Securities
•  Liquidity Risk
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Municipal Obligations
•  Brady Bonds
•  Securities of Other Investment Companies
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk
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Underlying Fund	Principal Risks	Non-Principal Risks
Russell Investment Grade Bond
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Fixed Income Securities Risk
•  U.S. and Non-U.S. Corporate Debt Securities Risk
•  Government Issued or Guaranteed Securities, U.S. Government Securities
•  Variable and Floating Rate Securities
•  Mortgage-Backed Securities
•  Asset-Backed Securities
•  Credit and Liquidity Enhancements
•  Repurchase Agreements
•  Dollar Rolls
•  Loans and other Direct Indebtedness
•  Non-U.S. Securities
•  Non-U.S. Fixed Income Securities
•  Emerging Markets Debt
•  Yankee Bonds and Yankee CDs
•  Currency Risk
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Leveraging Risk
•  Counterparty Risk
•  Illiquid Securities
•  Liquidity Risk
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Municipal Obligations
•  Brady Bonds
•  Securities of Other Investment Companies
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk
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Underlying Fund	Principal Risks	Non-Principal Risks
Russell Short Duration Bond Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Fixed Income Securities Risk
•  Non-Investment Grade Fixed Income Securities (High Yield or “Junk Bonds”)
•  U.S. and Non-U.S. Corporate Debt Securities Risk
•  Government Issued or Guaranteed Securities, U.S. Government Securities
•  Variable and Floating Rate Securities
•  Mortgage-Backed Securities
•  Agency Mortgage-Backed Securities
•  Privately-Issued Mortgage-Backed Securities
•  Asset-Backed Securities
•  Credit and Liquidity Enhancements
•  Repurchase Agreements
•  Dollar Rolls
•  Loans and other Direct Indebtedness
•  Non-U.S. Securities
•  Non-U.S. Fixed Income Securities
•  Emerging Markets Debt
•  Yankee Bonds and Yankee CDs
•  Currency Risk
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Leveraging Risk
•  Counterparty Risk
•  Illiquid Securities
•  Liquidity Risk
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Municipal Obligations
•  Brady Bonds
•  Securities of Other Investment Companies
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk

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Effective August 15, 2012, the Russell U.S. Dynamic Equity Fund (known as the Russell U.S. Growth Fund until August 15, 2012) will be a new Underlying Fund.

Underlying Fund	Principal Risks	Non-Principal Risks
Russell U.S. Dynamic Equity Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Growth Stocks
•  Value Stocks
•  Dynamic Stocks
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Medium Capitalization Companies
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Leveraging Risk
•  Counterparty Risk
•  Short Sales
•  Depositary Receipts
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Securities of Small Capitalization Companies
•  Preferred Stocks
•  Rights, Warrants and Convertible Securities
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Securities of Other Investment Companies
•  REITs
•  Illiquid Securities
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk

In order to determine which risks are principal or non-principal risks for a Fund or Underlying Fund, please refer to the table above.

The principal risks of investing in the Funds are those associated with:

Investing in Affiliated Underlying Funds

Since the assets of each Fund are invested principally in shares of the Underlying Funds, the investment performance of each Fund is directly related to the investment performance of the Underlying Funds in which it invests. The Funds have no control over the Underlying Funds’ investment strategies. Because RIMCo’s profitability on the Underlying Funds varies from fund to fund, in determining the allocation of each fund of funds among the Underlying Funds, RIMCo may be deemed to have a conflict of interest. RIMCo, however, is a fiduciary to the Fund and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.

Asset Allocation

Neither the Funds nor RIMCo can offer any assurance that the asset allocation of a Fund will either maximize returns or minimize risks. Nor can the Funds or RIMCo offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor with a particular time horizon or that the recommended asset allocation will meet an investor’s retirement savings goals.

Long-Term Viability Risk

Certain Funds are relatively new Funds and have low assets under management which may result in additional risk. There can be no assurance that these Funds will grow to an economically viable size, in which case these Funds may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time. You should consider your own investment goals, time horizon and risk tolerance before investing in any Fund.

The Funds are exposed to the same risks as the Underlying Funds in direct proportion to the allocation of their assets among the Underlying Funds. The following are the risks associated with investing in the Underlying Funds which are also risks of investing in the Funds as a result of their investment in the Underlying Funds:

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Multi-Manager Approach

While the investment styles employed by an Underlying Fund’s money managers are intended to be complementary, they may not in fact be complementary. The interplay of the various strategies employed by an Underlying Fund’s multiple money managers may result in an Underlying Fund holding a concentration of certain types of securities. This concentration may be beneficial or detrimental to an Underlying Fund’s performance depending upon the performance of those securities and the overall economic environment. The money managers selected for an Underlying Fund may underperform the market generally or other money managers that could have been selected for that Fund. The multi-manager approach could increase an Underlying Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to an Underlying Fund’s portfolio securities, higher brokerage commissions and other transaction costs.

Active Management Risk

Actively managed investment portfolios are subject to management risk. Despite strategies designed to achieve a Fund’s investment objective, the values of investments will change with market conditions, and so will the value of any investment in an Underlying Fund. Investments in an Underlying Fund could be lost or an Underlying Fund could underperform other investments.

  Security Selection

The securities or instruments chosen by RIMCo or a money manager to be in an Underlying Fund’s portfolio may not perform as the Underlying Fund’s money managers expect. Security or instrument selection risk may cause an Underlying Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.

  Risk Management

There is no guarantee that RIMCo will effectively assess an Underlying Fund’s risk factor exposures and it is possible that its judgments regarding an Underlying Fund’s risk profile may prove incorrect. In addition, actions taken for risk management purposes may be ineffective and/or cause the Underlying Fund to underperform other funds with similar investment objectives and investment strategies in the short- and/or long-term. An Underlying Fund may also experience relative underperformance if the market rewards certain factor exposures and not others for a period of time. Proprietary and third party quantitative models are generally backward-looking or use historical data to generate forecasts which could result in incorrect assessments of the level of risk in an Underlying Fund’s portfolio or ineffective adjustments to an Underlying Fund’s portfolio characteristics. The models may also be flawed and may cause the Underlying Fund to underperform other funds with similar objectives and strategies.

Equity Securities Risk

The value of equity securities fluctuates in response to general market and economic conditions (market risk) and in response to the fortunes of individual companies (company risk). Therefore, the value of an investment in the Underlying Funds that hold equity securities may decrease. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. Also, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on stock markets. Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can adversely affect the price of equity securities. These developments and changes can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general.

  Common Stocks

The value of common stocks will rise and fall in response to the activities of the company that issued the stock, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds will take precedence over the claims of owners of common stocks.

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  Value Stocks

Investments in value stocks are subject to the risks of common stocks, as well as the risks that (i) their intrinsic values may never be realized by the market or (ii) such stock may turn out not to have been undervalued.

  Growth Stocks

Investments in growth stocks are subject to the risks of common stocks. Growth company stocks generally provide minimal dividends which could otherwise offset the impact of a market decline. The value of growth company stocks may rise and fall significantly based, in part, on investors’ perceptions of the company, rather than on fundamental analysis of the stocks.

  Market-Oriented Investments

Market-oriented investments are subject to the risks of common stocks, as well as the risks associated with growth and value stocks.

  Quantitative Investing

Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes from the factors’ historical trends. Quantitative analysis may not work as anticipated or produce the desired results. Additionally, commonality of holdings across quantitative money managers may amplify losses.

  Fundamental Investing

In fundamental analysis, securities are selected based on an evaluation of a company’s future earnings potential, security valuations, financial quality and business momentum. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected in the security’s price.

  Securities of Medium Capitalization Companies

Investments in securities of medium capitalization companies are subject to the risks of common stocks. However, investments in medium capitalization companies may involve greater risks than those associated with larger, more established companies. Securities of such issuers may be thinly traded, and thus, difficult to buy and sell in the market. These companies often have narrower markets, more limited operating or business history, more limited product lines, and more limited managerial or financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of an Underlying Fund’s portfolio.

  Securities of Small Capitalization Companies

Investments in securities of small capitalization companies are subject to the risks of common stocks, including the risks of investing in securities of medium capitalization companies. However, investments in small capitalization companies may involve greater risks, as, generally, the smaller the company size, the greater these risks.

  Securities of Micro Capitalization Companies and Companies with Capitalization Smaller than the Russell® 2000 Index

Investments in securities of micro capitalization companies and companies with capitalization smaller than the Russell 2000® Index are subject to the risks of common stocks, including the risks of investing in securities of medium and small capitalization companies. However, investments in such companies may involve greater risks, as, generally, the smaller the company size, the greater these risks. In addition, micro capitalization companies and companies with capitalization smaller than the Russell 2000® Index may be newly formed with more limited track records and less publicly available information.

  Preferred Stocks

Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price. Preferred stock does not usually have voting rights. The absence of voting rights may result in approval by the holders of the common stock of a corporate action to restructure a company for the benefit of the holders of the common stock to the detriment of the holders of the preferred stocks.

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  Rights, Warrants and Convertible Securities

Rights and warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Rights are similar to warrants but typically have shorter durations and are offered to current stockholders of the issuer. Changes in the value of a right or a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a right or a warrant may be more volatile than the price of its underlying security, and a right or a warrant may offer greater potential for capital loss.

Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject to both the credit and interest rate risks associated with fixed income securities and to the market risk associated with common stock.

Fixed Income Securities Risk

Fixed income securities generally are subject to the following risks: (i) Interest rate risk which is the risk that prices of fixed income securities generally rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of fixed income securities fall. Expectations of higher inflation generally cause interest rates to rise. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration; (ii) Market risk which is the risk that the value of fixed income securities fluctuates in response to general market and economic conditions; (iii) Company Risk which is the risk that the value of fixed income securities fluctuates in response to the fortunes of individual companies; (iv) Credit and default risk which is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk which are often reflected in credit ratings. Fixed income securities may be downgraded in credit rating or go into default. While all fixed income securities are subject to credit risk, lower-rated bonds and bonds with longer final maturities generally have higher credit risks and higher risk of default; (v) Inflation risk which is the risk that the present value of a security will be less in the future if inflation decreases the value of money.

Specific types of fixed income securities are also subject to additional risks which are described below.

  Non-Investment Grade Fixed Income Securities (High-Yield or “Junk Bonds”)

Although lower rated debt securities generally offer a higher yield than higher rated debt securities, they involve higher risks, higher volatility and higher risk of default than investment grade bonds. They are especially subject to:

  Adverse changes in general economic conditions and in the industries in which their issuers are engaged,
  Changes in the financial condition of their issuers and
  Price fluctuations in response to changes in interest rates.

As a result, issuers of lower rated debt securities are more likely than other issuers to miss principal and interest payments or to default which could result in a loss to an Underlying Fund.

  U.S. and Non-U.S. Corporate Debt Securities Risk

U.S. and non-U.S. corporate debt securities are subject to the same risks as other fixed income securities, including interest rate risk and market risk. U.S. and non-U.S. corporate debt securities are also affected by perceptions of the creditworthiness and business prospects of individual issuers. The underlying company may be unable to pay interest or repay principal upon maturity, which could adversely affect the security’s market value. In addition, due to less publicly available financial and other information, less stringent securities regulation, war, and other adverse governmental actions, investments in non-U.S. corporate debt securities may expose the Underlying Funds to greater risk than investments in U.S. corporate debt securities.

  Government Issued or Guaranteed Securities, U.S. Government Securities

Bonds guaranteed by a government are subject to the same risks as other fixed income securities, including inflation risk, price depreciation risk and default risk. No assurance can be given that the U.S. government will provide financial support to certain U.S. government agencies or instrumentalities since it is not obligated to do so by law. Accordingly, bonds issued by U.S. government agencies or instrumentalities may involve risk of loss of principal and interest.

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  Bank Obligations

An adverse development in the banking industry may affect the value of an Underlying Fund’s investments. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. Banks are subject to extensive but different government regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry. The banking industry may also be impacted by legal and regulatory developments, particularly the recently enacted financial reform legislation. The specific effects of such developments are not yet fully known.

  Municipal Obligations

Municipal obligations are subject to interest rate, credit and illiquidity risk and are affected by economic, business and political developments. The value of these securities, or an issuer’s ability to make payments, may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes.

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. In addition, the perceived increased likelihood of default among issuers of municipal bonds has resulted in increased illiquidity, increased price volatility and credit downgrades of such issuers.

  Variable and Floating Rate Securities

A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a specified margin above or below the prime rate of a specified bank or some similar objective standard, such as the yield on the 90–day U.S. Treasury Bill rate, and may change as often as daily. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if the interest rates increase. Inverse floating rate securities, which are securities whose interest rate bears an inverse relationship to the interest rate on another security, may also exhibit greater price volatility than a fixed rate obligation with similar credit quality.

  Mortgage-Backed Securities

The value of mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the mortgages underlying the securities. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, an Underlying Fund has exposure to prime loans, subprime loans, Alt-A loans and/or non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to prime, subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of an Underlying Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

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MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

  Agency Mortgage-Backed Securities

Certain MBS may be issued or guaranteed by the U.S. government or a government sponsored entity, such as Fannie Mae (the Federal National Mortgage Association) or Freddie Mac (the Federal Home Loan Mortgage Corporation). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

  Privately-Issued Mortgage-Backed Securities

MBS held by an Underlying Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-governmental MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes and other risks than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

Unlike MBS issued or guaranteed by the U.S. government or a government sponsored entity, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors.

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Without an active trading market, MBS held in an Underlying Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

  Asset-Backed Securities

Asset-backed securities may include MBS, loans (such as auto loans or home equity lines of credit), receivables or other assets. The value of an Underlying Fund’s asset-backed securities may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying asset-backed securities have become an increasing risk for asset-backed securities that are secured by home-equity loans related to subprime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.

Asset-backed securities (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. An Underlying Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require an Underlying Fund to dispose of any then existing holdings of such securities.

  Credit and Liquidity Enhancements

Third parties may issue credit and/or liquidity enhancements, including letters of credit, for certain fixed income or money market securities held by the Underlying Funds. Liquidity enhancements may be used to shorten the maturity of the debt obligation through a demand feature. Adverse changes in a guarantor’s credit quality if contemporaneous with adverse changes in the guaranteed security could cause losses to an Underlying Fund and may affect its net asset value. The use of credit and liquidity enhancements exposes an Underlying Fund to counterparty risk, which is the risk that the entity issuing the credit and/or liquidity enhancement may not be able to honor its financial commitments.

  Repurchase Agreements

Repurchase agreements may be considered a form of borrowing for some purposes and their use involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, an Underlying Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to

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liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities that are collateral for a loan by an Underlying Fund not within its control and therefore the realization by an Underlying Fund on such collateral may be automatically stayed. Finally, it is possible that an Underlying Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.

  Dollar Rolls

An Underlying Fund may enter into dollar rolls subject to its limitations on borrowings. A dollar roll involves the sale of a security by an Underlying Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. An Underlying Fund will segregate or “earmark” liquid assets to cover its obligations under dollar rolls. Dollar rolls may create leveraging risk for an Underlying Fund.

  Loans and Other Direct Indebtedness

Loans and other direct indebtedness involve the risk that an Underlying Fund will not receive payment of principal, interest and other amounts due in connection with these investments, which depend primarily on the financial condition of the borrower. Certain of the loans and the other direct indebtedness acquired by an Underlying Fund may involve revolving credit facilities or other standby financing commitments which obligate an Underlying Fund to pay additional cash on a certain date or on demand.

As an Underlying Fund may be required to rely upon another lending institution to collect and pass on to the Underlying Fund amounts payable with respect to the loan and to enforce the Underlying Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Underlying Fund from receiving such amounts. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to an Underlying Fund.

In purchasing loans or loan participations, an Underlying Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with the interposed bank or other financial intermediary. If the corporate borrower defaults on its obligations, an Underlying Fund may end up owning the underlying collateral.

Non-U.S. Securities

An Underlying Fund’s return and net asset value may be significantly affected by political or economic conditions and regulatory requirements in a particular country. Non-U.S. markets, economies and political systems may be less stable than U.S. markets, and changes in exchange rates of foreign currencies can affect the value of an Underlying Fund’s foreign assets. Non-U.S. laws and accounting standards in some cases may not be as comprehensive as they are in the U.S. and there may be less public information available about foreign companies. Non-U.S. securities markets may be less liquid and have fewer transactions than U.S. securities markets and taxes and transaction costs may be higher. Additionally, international markets may experience delays and disruptions in securities settlement procedures for an Underlying Fund’s portfolio securities. Investments in foreign countries could be affected by potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the U.S.

  Non-U.S. Equity Securities

Non-U.S. equity securities are subject to all of the risks of equity securities generally, but can involve additional risks relating to political, economic or regulatory conditions in foreign countries. Less information may be available about foreign companies than about domestic companies, and foreign companies generally may not be subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.

  Non-U.S. Fixed Income Securities

An Underlying Fund’s non-U.S. fixed income securities are typically obligations of sovereign governments and corporations. As with any fixed income securities, non-U.S. fixed income securities are subject to the risk of being downgraded in credit rating and to the risk of default. To the extent that an Underlying Fund invests

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a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Underlying Fund will generally have more exposure to regional economic risks associated with these foreign investments.

  Emerging Markets Securities

Investing in emerging markets securities can pose some risks different from, and greater than, risks of investing in U.S. or developed markets securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability, than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Underlying Funds. Emerging market securities may be subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures for an Underlying Fund’s portfolio securities. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

  Emerging Markets Debt

An Underlying Fund’s emerging markets debt securities may include obligations of governments and corporations. As with any fixed income securities, emerging markets debt securities are subject to the risk of being downgraded in credit rating and to the risk of default. In the event of a default on any investments in foreign debt obligations, it may be more difficult for an Underlying Fund to obtain or to enforce a judgment against the issuers of such securities. With respect to debt issued by emerging market governments, such issuers may be unwilling to pay interest and repay principal when due, either due to an inability to pay or submission to political pressure not to pay, and as a result may default, declare temporary suspensions of interest payments or require that the conditions for payment be renegotiated.

  Brady Bonds

Brady Bonds involve various risk factors including residual risk (i.e., the risk of losing the uncollateralized interest and principal amounts on the bonds) and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds will not be subject to restructuring arrangements or to requests for new credit, which may cause a loss of interest or principal on any of the holdings.

  Yankee Bonds and Yankee CDs

Non-U.S. corporations and banks issuing dollar denominated instruments in the U.S. (Yankee Bonds or Yankee CDs) are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This complicates efforts to analyze these securities, and may increase the possibility that a non-U.S. corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments.

  Currency Risk

Foreign (non-U.S.) securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time due to market events, actions of governments or their central banks or political developments in the U.S. or abroad. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of an Underlying Fund. Securities held by an Underlying Fund which are denominated in U.S. dollars are still subject to currency risk.

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  Synthetic Foreign Equity/Fixed Income Securities (also referred to as International Warrants, Local Access Products, Participation Notes or Low Exercise Price Warrants)

International warrants are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive a cash payment relating to the value of the underlying security or securities. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to liquidity risk, currency risk and the risks associated with investments in non-U.S. securities. In the case of any exercise of the instruments, there may be a time delay between the time a holder gives instructions to exercise and the time the price of the security or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date may be affected by certain market disruption events which could cause the local access products to become worthless if the events continue for a period of time.

  Equity Linked Notes

An equity linked note is a note, typically issued by a company or financial institution, whose performance is tied to a single stock or a basket of stocks. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate. Equity linked notes are generally subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and counterparty risk.

Derivatives (Futures Contracts, Options, Forwards and Swaps)

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Various derivative instruments are described in more detail under “Other Financial Instruments Including Derivatives” in the Statement of Additional Information. Derivatives are typically used as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. Derivatives may also be used for leverage, to facilitate the implementation of an investment strategy or to take a net short position with respect to certain issuers, sectors or markets. Certain Underlying Funds may also use derivatives to pursue a strategy to be fully invested or to seek to manage portfolio risk.

The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities, physical commodities or other investments. Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Investments in a derivative instrument could lose more than the principal amount invested. Also, appropriate derivative transactions may not be available in all circumstances and there can be no assurance that an Underlying Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Participation in the options or futures markets, as well as the use of various swap instruments and forward contracts, involves investment risks and transaction costs to which an Underlying Fund would not be subject absent the use of these strategies. If an Underlying Fund’s predictions of movements in the direction of the securities, currencies, interest rate or commodities markets are inaccurate, the adverse consequences to an Underlying Fund may leave the Underlying Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts, options on futures contracts, forwards and swaps include: (i) dependence on the ability to predict correctly movements in the direction of securities prices, currency rates, interest rates or commodities prices; (ii) imperfect correlation between the price of the derivative instrument and the underlying asset, reference rate or index; (iii) the fact that skills needed to use these strategies are different from those needed for traditional portfolio management; (iv) the absence of a liquid secondary market for any particular instrument at any time; (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; (vi) for over-the-counter derivative products and structured notes, additional credit risk, the risk of counterparty default and the risk of failing to correctly evaluate the creditworthiness of the

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company on which the derivative is based and (vii) the possible inability of an Underlying Fund to purchase or sell a portfolio holding at a time that otherwise would be favorable for it to do so, or the possible need to sell the holding at a disadvantageous time, due to the requirement that the Underlying Fund maintain “cover” or collateral securities in connection with use of certain derivatives.

The entire amount invested in futures contracts could be lost. There also is no assurance that a liquid secondary market will exist for futures contracts and options in which an Underlying Fund may invest. An Underlying Fund limits its investment in futures contracts so that the notional value (meaning the stated contract value) of the futures contracts does not exceed the net assets of the Underlying Fund.

Furthermore, regulatory requirements to set aside liquid assets to meet obligations with respect to derivatives may result in an Underlying Fund being unable to purchase or sell securities or instruments when it would otherwise be favorable to do so, or in an Underlying Fund needing to sell holdings at a disadvantageous time. An Underlying Fund may also be unable to close out its positions when desired. Investments in derivatives can cause an Underlying Fund to be more volatile and can result in significant losses. Certain derivatives have the potential for unlimited loss. Derivatives may also be used for leverage, in which case their use would involve leveraging risk.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the money manager may wish to retain an Underlying Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. There is no assurance that an Underlying Fund will engage in derivatives transactions at any time or from time to time. The ability to use derivatives may also be limited by certain regulatory and tax considerations.

The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. In addition, the Dodd-Frank Act requires the CFTC to establish speculative position limits on listed futures and options on physical commodities (including certain energy, metals and agricultural products) and economically equivalent over-the-counter (“OTC”) derivatives. The Dodd-Frank Act also requires the CFTC to establish position limits for swap transactions that are economically equivalent to futures or options contracts on physical commodities. Regulatory action taken by the CFTC to establish these additional position limits may adversely affect the market liquidity of the futures, options and economically equivalent derivatives in which the Funds may invest. With respect to hedging positions, the Underlying Funds believe that these trading and positions limits will not have an adverse impact on its hedging strategies. However, it is possible that positions held by an Underlying Fund may have to be liquidated in order to avoid exceeding such limits. Such modification or liquidation, if required, could adversely affect the operations and performance of an Underlying Fund.

Currency Trading Risk

Certain Underlying Funds may engage in foreign currency transactions to hedge against uncertainty in the level of future exchange rates and/or to effect investment transactions to generate returns consistent with an Underlying Fund’s investment objectives and strategies (i.e., speculative currency trading strategies). Foreign currency exchange transactions will be conducted on either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts (“forward contract”) to purchase or sell currency at a future date. Certain Underlying Funds may also enter into options on foreign currency. Currency spot, forward and option prices are highly volatile and forward, spot and option contracts may be illiquid. Such prices are influenced by, among other things: changing supply and demand relationships; government trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; and changes in interest rates. From time to time, governments intervene directly in these markets with the specific intention of influencing such prices. Currency trading may also involve economic leverage (i.e., the Underlying Fund may have the right to a return on its investment that exceeds the return that the Underlying Fund would expect to receive based on the amount contributed to the investment), which can increase the gain or the loss associated with changes in the value of the underlying instrument. Forward currency contracts are subject to the risk that should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.

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Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, dollar rolls, borrowing, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions and short sales. The use of derivatives may also create leveraging risk. An Underlying Fund will segregate or “earmark” liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause an Underlying Fund to be more volatile than if the Underlying Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of an Underlying Fund’s portfolio securities.

Counterparty Risk

Counterparty risk is the risk that the other party(s) in an agreement or a participant to a transaction, such as a broker or swap counterparty, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the delivery conditions of the contract or transaction. Counterparty risk is inherent in many transactions, including, but not limited to, transactions involving over-the-counter derivatives, repurchase agreements, securities lending, short sales, credit and liquidity enhancements and equity or commodity-linked notes.

Short Sales

Certain Underlying Funds will enter into short sales pursuant to a limited long-short strategy. In a short sale, the seller ( i.e. , the Fund) sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. The Underlying Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Underlying Fund must return the borrowed security. The Underlying Fund will realize a gain if the security declines in price between those dates. The making of short sales exposes the Underlying Fund to the risk of liability equal to the market value of the security that is sold (the amount of which liability increases as the market value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.

Although the Underlying Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. When the Underlying Fund makes a short sale, the Underlying Fund may use all or a portion of the cash proceeds of short sales to purchase other securities or for any other permissible Fund purpose. To the extent necessary to meet collateral requirements, the Underlying Fund is required to pledge assets in a segregated account maintained by the Fund’s custodian for the benefit of the broker. The Underlying Fund also may use securities it owns to meet any such collateral obligations. Until the Underlying Fund returns a borrowed security in connection with a short sale, the Underlying Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current requirement under Regulation T promulgated by the Board of Governors of the Federal Reserve System under the authority of sections 7 and 8 of the Securities Exchange Act of 1934, as amended; or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC (e.g., by taking an offsetting long position in the security sold short).

If the Underlying Fund’s prime broker fails to make or take delivery of a security as part of a short sale transaction, or fails to make a cash settlement payment, the settlement of the transaction may be delayed and the Underlying Fund may lose money.

Commodity Risk

Exposure to the commodities markets may subject the Russell Commodity Strategies Fund to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or sectors affecting a particular industry or commodity (such as drought, floods, weather, livestock disease, embargoes or tariffs) and international economic, political and regulatory developments. Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for

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greater loss (including the likelihood of greater volatility of the Underlying Fund’s net asset value), and there can be no assurance that the Underlying Fund’s use of leverage will be successful. Different sectors of commodities, including precious metals, base metals, energy and agricultural commodities, may have very different risk characteristics and different levels of volatility. Even within a given sector of a commodity (e.g., energy commodities), there can be significant differences in volatility and correlation between different commodity contracts (e.g., crude oil vs. natural gas), and similarly there can be significant differences in volatility and correlation between contracts expiring at different dates. In addition, the purchase of derivative instruments linked to one type of commodity and the sale of another (i.e., “basis spreads” or “product spreads”), or the purchase of contracts expiring at one date and the sale of contracts expiring at another (i.e., “calendar spreads”) may expose the Underlying Fund to additional risk, which could cause the Underlying Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.

  Correlation Risk

Changes in the value of a hedging instrument may not match those of the investment being hedged. Commodity-linked structured notes may be structured in a way that results in the Russell Commodity Strategies Fund’s performance significantly diverging from the DJ–UBS Index.

  Tax Risk

The Russell Commodity Strategies Fund gains exposure to the commodity markets through investments in commodity-linked derivative instruments, including commodity index-linked structured notes, swap agreements, commodity options and futures. The Underlying Fund also intends to gain exposure indirectly to commodities markets by investing in the Subsidiary, which may invest in commodity index-linked securities and other commodity-linked securities and derivative instruments. In order for the Underlying Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”), the Underlying Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. However, the IRS has also issued private letter rulings to other taxpayers in which the IRS specifically concluded that income from certain commodity-linked notes is qualifying income and that income derived from a wholly-owned subsidiary will also constitute qualifying income. Although those private letter rulings can be relied on only by the taxpayers to whom they were issued, based on the reasoning in such rulings, the Underlying Fund may seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in the Subsidiary. The Underlying Fund has also requested its own such private letter ruling, although the IRS currently has suspended the issuance of such rulings pending further internal review. There can be no assurance that the IRS will issue the requested ruling to the Underlying Fund, or that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. The ability of the Underlying Fund to qualify for favorable regulated investment company status under the Code could be jeopardized if the Fund were unable to treat its income from commodity-linked notes and the Subsidiary as qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives and the Underlying Fund’s investments in the Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Underlying Fund’s taxable income or any gains and distributions made by the Underlying Fund.

  Subsidiary Risk

By investing in the Subsidiary, the Russell Commodity Strategies Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments, although the investment programs followed by the Fund and the Subsidiary are not identical. The derivatives and other investments that will be held by the Subsidiary are generally similar to those that are permitted to be held by the Underlying Fund and will be subject to the same risks that apply to similar investments if held directly by the Underlying Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, although the Subsidiary is subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund, the Subsidiary is not subject to all the investor protection of the 1940 Act. Furthermore, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Underlying Fund and/or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information and could adversely affect the Underlying Fund.

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Securities of Other Investment Companies

If an Underlying Fund invests in other investment companies, shareholders will bear not only their proportionate share of the Fund’s or an Underlying Fund’s expenses (including operating expenses and the fees of the adviser), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of an Underlying Fund but also to the portfolio investments of the underlying investment companies.

Real Estate Securities

Just as real estate values go up and down, the value of the securities of companies involved in the industry, and in which an Underlying Fund invests, also fluctuates. An Underlying Fund that invests in real estate securities is also indirectly subject to the risks associated with direct ownership of real estate. Additional risks include declines in the value of real estate, changes in general and local economic and real estate market conditions, changes in debt financing availability and terms, increases in property taxes or other operating expenses and changes in tax laws and interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.

  REITs

REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit. Moreover, the underlying portfolios of REITs may not be diversified, and therefore subject to the risk of investing in a limited number of properties. REITs are also dependent upon management skills and are subject to heavy cash flow dependency, defaults by tenants, self-liquidation and the possibility of failing either to qualify for tax-free pass-through of income under federal tax laws or to maintain their exemption from certain federal securities laws. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

Depositary Receipts

Depositary receipts are securities traded on a local stock exchange that represent interests in securities issued by a foreign publicly-listed company. Depositary receipts have the same currency and economic risks as the underlying shares they represent. They are affected by the risks associated with the underlying non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. The value of depositary receipts will rise and fall in response to the activities of the company that issued the securities represented by the depositary receipts, general market conditions and/or economic conditions. Also, if there is a rise in demand for the underlying security and it becomes less available to the market, the price of the depositary receipt may rise, causing an Underlying Fund to pay a premium in order to obtain the desired depositary receipt. Conversely, changes in foreign market conditions or access to the underlying securities could result in a decline in the value of the depositary receipt. The Underlying Funds may invest in both sponsored and unsponsored depositary receipts, which are purchased through “sponsored” and “unsponsored” facilities, respectively. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without the participation of the issuer of the underlying security. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Illiquid Securities

An illiquid security is one that does not have a readily available market or that is subject to resale restrictions, possibly making it difficult to sell in the ordinary course of business within seven days at approximately the value at which the Underlying Fund has valued it. An Underlying Fund with an investment in an illiquid security may not be able to sell the security quickly and at a fair price, which could cause the Underlying Fund to realize losses on the security if the security is sold at a price lower than that at which it had been valued. An illiquid security may also have large price volatility.
Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer or a security’s underlying collateral. In such cases, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, an Underlying Fund may be

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unable to achieve its desired level of exposure to a certain sector. Also, the market price of certain investments may fall dramatically if there is no liquid trading market. To the extent that an Underlying Fund’s principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, an Underlying Fund will tend to have the greatest exposure to liquidity risk. Additionally, fixed income securities can become difficult to sell, or less liquid, for a variety of reasons, such as lack of a liquid trading market.

Market Volatility

Financial markets have recently exhibited substantial instability and volatility. Volatile financial markets can expose an Underlying Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by an Underlying Fund. RIC has established procedures to value instruments for which market prices may not be readily available. RIMCo will monitor developments in financial markets and seek to manage each Underlying Fund in a manner consistent with achieving each Underlying Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Economic and Market Events Risk

Global economies and financial markets are becoming increasingly interconnected and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. For example, regional, economic or political instability or natural disasters may impact issuers across various countries, regions and markets. The severity or duration of such conditions may be affected by policy changes made by governments or quasi-governmental organizations. Economic and market events may not have the same impact on all types of securities and a Fund’s investments could underperform other types of investments.

Government Intervention in and Regulation of Financial Markets

Recent instability in the financial markets has led the governments across the globe to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The effects of such action are not yet fully known. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take additional actions that affect the regulation of the instruments in which a Fund  and Underlying Funds invests, or the issuers of such instruments, in ways that are unforeseeable. Future legislation or regulation may also change the way in which a Fund  and Underlying Funds are regulated. Such legislation or regulation could limit or preclude a Fund’s and Underlying Funds’ ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s and Underlying Funds’ portfolio holdings.

The value of an Underlying Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances. In the event of such a disturbance, issuers of securities held by an Underlying Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. It is not certain whether governments would intervene in response to future market disturbances and the effect of any such future intervention cannot be predicted.

Increased Government Debt

Total U.S. public debt as a percentage of gross domestic product has grown rapidly since the beginning of the recent financial downturn. U.S. government agencies project that the U.S. will continue to maintain high debt levels in the near future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, by driving debt cost higher, causing the U.S. Treasury to sell additional debt with shorter maturity periods, and increasing refinancing risk. A high national debt also raises concerns that the U.S. government will be unable to pay investors at maturity. Unsustainable debt levels could cause declines in currency valuations and prevent the U.S. government from implementing effective fiscal policy.

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On August 5, 2011 Standard & Poor’s Ratings Services (“S&P”) lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade, the S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. The ultimate impact of the downgrade is uncertain, but it may lead to increased interest rates and market volatility. Because certain Underlying Funds invest in securities supported by the full faith and credit of the U.S. government, the market prices and yields of such securities may be adversely affected by the S&P’s downgrade.

Large Redemptions

Large redemption activity could result in an Underlying Fund being forced to sell portfolio securities at a loss or before its money managers would otherwise decide to do so. Periods of market illiquidity may exacerbate this risk for fixed income and money market funds. Large redemptions in an Underlying Fund may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to an Underlying Fund’s portfolio securities, higher brokerage commissions and other transaction costs. The Underlying Funds are used as investments for funds of funds which have the same investment adviser as the Funds. The Underlying Funds may also be used as investments in asset allocation programs sponsored by certain Financial Intermediaries. The Underlying Funds may have a large percentage of their Shares owned by such funds of funds or through such asset allocation programs. Should RIMCo or such Financial Intermediary change investment strategies or investment allocations such that fewer assets are invested in an Underlying Fund or an Underlying Fund is no longer used as an investment, that Underlying Fund could experience large redemptions of its Shares.

Non-Diversification Risk

A non-diversified fund is subject to additional risk. To the extent an Underlying Fund invests a relatively high percentage of its assets in the securities of a single issuer or group of issuers, an Underlying Fund’s performance will be more vulnerable to changes in the market value of the single issuer or group of issuers, and more susceptible to risks associated with a single economic, political or regulatory occurrence, than it would be if the Underlying Fund were a diversified fund.

Industry Concentration Risk

Underlying Funds that concentrate their investments in a single industry carry a much greater risk of adverse developments in that industry than funds that invest in a wide variety of industries. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments.

Exposing Cash Reserves to Appropriate Markets

By exposing its cash reserves to the performance of certain markets by purchasing equity securities (in the case of equity funds) or fixed income securities (in the case of fixed income funds) and/or derivatives, an Underlying Fund’s performance tends to correlate more closely to the performance of that market as a whole. This approach increases an Underlying Fund’s performance if the particular market rises and reduces an Underlying Fund’s performance if the particular market declines. However, the performance of these instruments may not correlate precisely to the performance of the corresponding market and RIMCo or a money manager may not effectively select instruments to gain market exposure. As a result, while the goal is to achieve market returns, this strategy may underperform the applicable market.

Index Replication and Sampling Risk

Index replication strategies seek to purchase the securities in an index or subset of an index in order to track the index’s or index subset’s performance. Unlike index replication strategies, index sampling strategies do not seek to fully replicate an index or an index subset in order to track the index’s or index subset’s performance and an Underlying Fund utilizing such a strategy may hold securities not included in the index and may not hold all the securities included in the index.  An Underlying Fund utilizing an index replication or sampling strategy may hold constituent securities of an index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of the performance of individual securities or market conditions could cause an Underlying Fund’s return to be lower than if the Underlying Fund employed an active strategy with respect to that portion of its portfolio.  An Underlying Fund utilizing an index replication or sampling strategy is subject to the risk that the strategy may not produce the intended result.  Additionally, the portion of an Underlying Fund’s portfolio

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utilizing an index replication or sampling strategy is subject to “tracking error” risk.  Tracking error risk is the risk that the performance of the portion of an Underlying Fund’s portfolio utilizing an index replication or sampling strategy will differ from the performance of the index or index subset it seeks to track.

Securities Lending

If a borrower of an Underlying Fund’s securities fails financially, the Underlying Fund’s recovery of the loaned securities may be delayed or the Underlying Fund may lose its rights to the collateral, which could result in a loss to the Underlying Fund. While securities are on loan, an Underlying Fund is subject to: the risk that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, the risk that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, the risk that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, the risk that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, the risk that the return of loaned securities could be delayed and could interfere with portfolio management decisions and the risk that any efforts to recall the securities for purposes of voting may not be effective.

Operational Risk

An investment in the Underlying Funds, like any funds, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers. While the Underlying Funds seek to minimize such events through controls and oversight, there may still be failures that could cause losses to an Underlying Fund.

After the modification of the allocation to the Underlying Funds on August 15, 2012, the following are additional risks that will be associated with investing in the Underlying Funds which are also risks of investing in the Funds as a result of their investment in the Underlying Funds:

  Defensive Stocks

Investments in defensive stocks are subject to the risks of common stocks. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks. Defensive stocks may also underperform the broad market in declining markets and over various market periods. The relative performance of stocks selected pursuant to a defensive style may fluctuate over time. Defensive stocks may not consistently exhibit the defensive characteristics for which they were selected.

  Dynamic Stocks

Investments in dynamic stocks are subject to the risks of common stocks. In declining markets, dynamic stocks are likely to underperform growth, value and defensive stocks. Dynamic stocks have higher than average stock price volatility and may experience sharp declines in value. Generally, securities with higher price volatility are considered riskier investments than securities with lower price volatility. Dynamic companies may experience a heightened risk of bankruptcy. There is no guarantee that a money manager will effectively assess a company’s potential for stock price appreciation and it is possible that its judgments may prove incorrect. Dynamic investing tends to have an overweight to medium capitalization stocks.

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PORTFOLIO TURNOVER

Portfolio turnover measures how frequently securities held by a fund are bought and sold. The portfolio turnover rates for multi-manager funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager. Each of the Underlying Fund’s money managers makes decisions to buy or sell securities independently from other money managers. Thus, one money manager for an Underlying Fund may be selling a security when another money manager for the Underlying Fund is purchasing the same security. Also, when an Underlying Fund replaces a money manager, the new money manager may significantly restructure the investment portfolio. These practices may increase an Underlying Fund’s portfolio turnover rate which may result in higher levels of realized gains or losses with respect to an Underlying Fund’s portfolio securities, higher brokerage commissions and other transaction costs. Brokerage commissions and transaction costs will reduce Underlying Fund performance. The annual portfolio turnover rates for each of the Underlying Funds, which in certain cases exceed 100%, are shown in the Financial Highlights tables in the Prospectuses of the Underlying Funds.

PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes substantially all of its net income and net capital gains to shareholders each year.

Income Dividends

The amount and frequency of distributions are not guaranteed; all distributions are at the Board’s discretion. Currently, the Board intends to declare dividends from net investment income, if any, for each Fund on a quarterly basis, with payment being made in April, July, October and December. Each Fund receives income distributions from the Underlying Funds. An additional distribution of net investment income may be declared and paid by a Fund if required to avoid the imposition of a federal tax on the Fund.

Capital Gains Distributions

The Board will declare capital gains distributions (both short-term and long-term) once a year in mid-December to reflect any net short-term and net long-term capital gains, if any, realized by a Fund in the prior fiscal year. An additional distribution may be declared and paid by a Fund if required to avoid the imposition of a federal tax on the Fund. Distributions that are declared in October, November or December to shareholders of record in such months, and paid in January of the following year, will be treated for tax purposes as if received on December 31 of the year in which they were declared.

In addition, each Fund receives capital gains distributions from the Underlying Funds. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, each Fund may generate capital gains through rebalancing its portfolio to meet its Underlying Fund allocation percentages.

Buying a Dividend

If you purchase Shares just before a distribution, you will pay the full price for the Shares and receive a portion of the purchase price back as a taxable distribution. This is called “buying a dividend.” Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of the net asset value of a Fund, regardless of whether you reinvested the dividends. To avoid “buying a dividend,” check a Fund’s distribution dates before you invest.

Automatic Reinvestment

Your dividends and other distributions will be automatically reinvested at the closing net asset value on the record date, in additional Fund Shares, unless you elect to have the dividends or distributions paid in cash or invested in another Fund. You may change your election by delivering written notice no later than ten days prior to the record date to your Financial Intermediary.

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additional information about TAXES

In general, distributions from a Fund are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Shares or receive them in cash. Any long-term capital gains distributed by a Fund are taxable to you as long-term capital gains no matter how long you have owned your Shares. Early each year, you will receive a statement that shows the tax status of distributions you received for the previous year.

If you are an individual investor, a portion of the dividends you receive from a Fund may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund or an Underlying Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations. For taxable years beginning after December 31, 2012, the special rates for qualified dividend income will no longer apply, and such income will be taxed at ordinary income rates.

When you sell or exchange Shares, you may have capital gains or losses. Any losses you incur if you sell or exchange Shares that you have held for six months or less will be treated as long-term capital losses, but only to the extent that the Fund has paid you long-term capital gains dividends with respect to those Shares during that period. The tax rate on any gains from the sale or exchange of your Shares depends on how long you have held your Shares.

No Fund makes any representation as to the amount or variability of its capital gains distributions which may vary as a function of several factors including, but not limited to, gains and losses related to the sale of securities, prevailing dividend yield levels, general market conditions, shareholders’ redemption patterns and Fund cash equitization activity.

The Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of the long-term capital gains of either the Funds or Underlying Funds will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, will be taxed as ordinary income.

A Fund cannot use gains distributed by one Underlying Fund to offset losses in another Underlying Fund. Redemptions of shares in an Underlying Fund, including those resulting from allocation changes, could also cause additional distributable gains to shareholders, a portion of which may be short-term capital gains distributable as ordinary income. Further, a portion of any losses on Underlying Fund share redemptions may be deferred under the “wash sale” rules. As a result of these factors, the Funds’ “fund-of-funds” structure could affect the amount, timing and character of distributions to shareholders. For taxable years beginning before December 22, 2010, the Funds will also not be able to pass through from the Underlying Funds any potential benefit from the foreign tax credit or tax-exempt interest. For taxable years beginning after December 22, 2010, a Fund may pass through foreign tax credits or tax-exempt interest from the Underlying Funds provided that at least 50% of the Fund’s assets at the end of each quarter of the taxable year consists of investments in other regulated investment companies.

Fund distributions and gains from the sale or exchange of your Shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate taxes. For Fund taxable years beginning after 2004 and before 2012 (or a later date if extended by Congress), a portion of Fund distributions received by a non-U.S. investor may be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains earned by a Fund or the Underlying Fund, if properly reported by the Fund. Also, for that same period, U.S. estate taxes may not apply to that portion of Shares held by a non-U.S. investor that is attributable to Fund assets consisting of certain debt obligations or other property treated as not within the United States for U.S. estate tax purposes. You should consult your tax professional about federal, state, local or foreign tax consequences of holding Shares.

If you are a corporate investor, a portion of the dividends you receive from a Fund may qualify for the corporate dividends received deduction.

By law, a Fund must withhold the legally required amount of your distributions and proceeds if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the IRS instructs the Fund to do so.

The tax discussion set forth above is included for general information only. You should consult your own tax adviser concerning the federal, state, local or foreign tax consequences of an investment in a Fund.

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Additional information on these and other tax matters relating to each Fund and its shareholders is included in the section entitled “Taxes” in the Funds’ Statement of Additional Information.

Cost Basis Reporting

Effective January 1, 2012, Department of the Treasury regulations mandate cost basis reporting to shareholders and the Internal Revenue Service (“IRS”) for redemptions of Fund shares acquired on or after January 1, 2012 (“post-effective date shares”). If you acquire and hold shares directly with the Funds and not through a Financial Intermediary, RFSC will use a default average cost basis methodology for tracking and reporting your cost basis on post-effective date shares, unless you request, in writing, another cost basis reporting methodology.

Additionally, for redemptions of shares held directly with the Funds on or after January 1, 2012, unless you select specific share lots in writing at the time of redemption, RFSC will first relieve (i.e., identify the shares to be redeemed for purposes of determining cost basis) all shares acquired prior to January 1, 2012 (“pre-effective date shares”), before relieving any post-effective date shares.  You continue to be responsible for tracking cost basis, and appropriately reporting sales of pre-effective date shares to the IRS.  If RFSC has historically provided cost basis reporting on these pre-effective date shares, RFSC will continue to provide those reports.  However, no cost basis reporting will be provided to the IRS on the sale of pre-effective date shares.

If you acquire and hold shares through a Financial Intermediary, please contact your Financial Intermediary for information related to cost basis defaults, cost basis selection, and cost basis reporting.

You should consult your own tax advisor(s) when selecting your cost basis tracking and relief methodology.

HOW NET ASSET VALUE IS DETERMINED

Net Asset Value Per Share

The net asset value per share is calculated for Shares of each Class of each Fund on each business day on which Shares are offered or redemption orders are tendered. For each Fund, a business day is one on which the New York Stock Exchange (NYSE) is open for regular trading. Each Fund and each Underlying Fund determines net asset value at 4:00 p.m. Eastern Time or as of the close of the NYSE, whichever is earlier.

The price of Fund Shares is computed by dividing the current value of a Fund’s assets (i.e., the Shares of the Underlying Funds at that day’s net asset value per share of such Underlying Fund) (less liabilities) by the number of Shares of the Fund outstanding and rounding to the nearest cent. Share value for purchase, redemption or exchange will be based on the net asset value next calculated after your order is received in good form (i.e., when all required documents and your check or wired funds are received) by a Fund or an authorized Fund agent. See “Additional Information About How to Purchase Shares,” “Additional Information About How to Redeem Shares” and “Exchange Privilege” for more information.

Valuation of Portfolio Securities

The Funds value their portfolio securities, the Shares of the Underlying Funds, at the current net asset value per share of each Underlying Fund.

The Underlying Funds value portfolio securities according to Board-approved securities valuation procedures and pricing services, which include market value procedures, fair value procedures and a description of the pricing services used by the Underlying Funds. Under the Board-approved securities valuation procedures, the Board has delegated the day-to-day valuation functions to RFSC. However, the Board retains oversight over the valuation process.

Money market fund securities are priced using the amortized cost method of valuation, as are debt obligation securities maturing within 60 days of the date of purchase, unless the Board determines that amortized cost does not represent market value of short-term debt obligations. Under this method, a portfolio instrument is initially valued at cost and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument. Investments in other investment companies are valued at their net asset value per share, calculated at 4:00 p.m. Eastern Time or as of the close of the NYSE, whichever is earlier. The circumstances under which these companies will use fair value pricing and the effects of using fair value pricing can be found in the other investment companies’ prospectuses.

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Ordinarily, the Underlying Funds value each portfolio security based on market quotations provided by pricing services or brokers (when permitted by the market value procedures).

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Underlying Funds will use the security’s fair value, as determined in accordance with the fair value procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The fair value procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. The use of fair value pricing by an Underlying Fund may cause the net asset value of its Shares to differ significantly from the net asset value that would be calculated using current market values. Fair value pricing could also cause discrepancies between the daily movement of the value of Underlying Fund Shares and the daily movement of the benchmark index if the index is valued using another pricing method.

This policy is intended to assure that the Underlying Funds’ net asset values fairly reflect security values as of the time of pricing. Events or circumstances affecting the values of Underlying Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Underlying Fund Shares is determined may be reflected in the calculation of the net asset values for each applicable Underlying Fund (and each Fund which invests in such Underlying Fund) when the Underlying Fund deems that the particular event or circumstance would materially affect such Underlying Fund’s net asset value. Underlying Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Underlying Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Underlying Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the U.S. Securities Market (defined in the fair value procedures as the movement of a single major U.S. Index greater than a certain percentage) or other significant event; foreign market holidays if on a daily basis fund exposure exceeds 20% in aggregate (all closed markets combined); a company development such as a material business development; a natural disaster or emergency situation; or an armed conflict.

Because foreign securities can trade on non-business days, the net asset value of a Fund’s portfolio that includes an Underlying Fund which invests in foreign securities may change on days when shareholders will not be able to purchase or redeem Fund Shares.

CHOOSING A CLASS OF SHARES TO BUY

The Funds offer more than one Class of Shares. Each Class of Shares has different sales charges and expenses, allowing you to choose the Class that best meets your needs. Which Class is more beneficial to you depends on the amount and intended length of the investment. Class A Shares are not currently offered to new shareholders and may only be purchased by existing shareholders.

Comparing the Funds’ Classes

Your Financial Intermediary can help you decide which Class of Shares meets your goals. Your Financial Intermediary may receive different compensation depending upon which Class of Shares you choose.

Each Class of Shares has its own sales charge and expense structure, which enables you to choose the Class of Shares (and pricing) that best meets your specific needs and circumstances. In making your decision regarding which Class of Shares may be best for you to invest in, please keep in mind that your Financial Intermediary may receive different compensation depending on the Class of Shares that you invest in and you may receive different services in connection with investments in different Classes of Shares. You should consult with your Financial Intermediary about the comparative pricing and features of each Class, the services available for shareholders in each Class, the compensation that will be received by the Financial Intermediary in connection with each Class and other factors that may be relevant to your decision as to which Class of Shares to buy.

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Class A Shares*
Initial sales charge	Up to 5.75%; reduced, waived or deferred for large purchases and certain investors
Deferred Sales Charge	1.00% on redemptions of Class A Shares made within 12 months of a purchase on which no front-end sales charge was paid and your Financial Intermediary was paid a commission by the Funds’ Distributor
Annual 12b-1 Fees	0.25% of average daily assets
Annual Shareholder Service Fees	None
Class E and Class R2 Shares
Initial Sales Charge	None
Deferred Sales Charge	None
Annual 12b-1 Fees	None
Annual Shareholder Service Fees	0.25% of average daily assets
Class R3 Shares
Initial sales charge	None
Deferred Sales Charge	None
Annual 12b-1 Fees	0.25% of average daily assets
Annual Shareholder Service Fees	0.25% of average daily assets
Class R1 and Class S Shares
Initial Sales Charge	None
Deferred Sales Charge	None
Annual 12b-1 Fees	None
Annual Shareholder Service Fees	None

* Class A Shares are not currently offered to new shareholders and may only be purchased by existing shareholders.

FRONT-END SALES CHARGES

Class E, Class R1, Class R2, Class R3 and Class S Shares

Class E, Class R1, Class R2, Class R3 and Class S Shares of all Funds offered in this Prospectus are sold without an initial sales charge.

Class A Shares

Class A Shares are sold at the offering price, which is the net asset value plus a front-end sales charge. You pay a lower front-end sales charge as the size of your investment increases to certain levels. You do not pay a front-end sales charge on the Funds’ distributions of dividends or capital gains you reinvest in additional Class A Shares.

The table below shows the rate of front-end sales charge that you pay, depending on the amount that you purchase. The table below also shows the amount of compensation that is paid to your Financial Intermediary out of the front-end sales charge. This compensation includes commissions to Financial Intermediaries that sell Class A Shares. Financial Intermediaries may also receive the distribution fee payable on Class A Shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A Shares serviced by them.

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	Front-end sales charge as % of		Financial Intermediary commission as % of offering price
Amount of Purchase	Offering Price	Net amount Invested
Less than $50,000	5.75	6.10	5.00
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $1,000,000	2.00	2.04	1.60
$1,000,000 or more	-0-	-0-	up to 1.00

Investments of $1,000,000 or more. You do not pay a front-end sales charge when you buy $1,000,000 or more of Shares of RIC Funds (other than the Russell Money Market Fund). However, if your Financial Intermediary was paid a commission by the Funds’ Distributor on those Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of 1.00%. Additional information on commissions paid to your Financial Intermediary on purchases of $1,000,000 or more is available in the Funds’ SAI.

Reducing Your Front-End Sales Charge. To receive a reduced front-end sales charge on purchases of Class A Shares as described below, you must notify your Financial Intermediary of your ability to qualify for a reduced front-end sales charge at the time your order for Class A Shares is placed.

Front-end Sales Charge Waivers. Purchases of Class A Shares may be made at net asset value without a front-end or deferred sales charge in the following circumstances. There is no commission paid to the Financial Intermediaries for Shares purchased under the following circumstances:

1.	Sales to RIC trustees and employees of Russell (including retired trustees and employees), to the immediate families (as defined below) of such persons, or to a pension, profit-sharing or other benefit plan for such persons
2.	Offers of Class A Shares to any other investment company to effect the combination of such company with a Fund by merger, acquisition of assets or otherwise
3.	Sales to multi-participant employer sponsored Defined Contribution plans held in plan level accounts, excluding SEPs and SIMPLE-IRAs
4.	Sales to endowments or foundations with $50 million or more in assets
5.	Sales to current/retired registered representatives of broker-dealers having sales agreements with the Funds’ Distributor to sell Class A Shares of the Funds and sales to a current spouse or the equivalent thereof, child, step-child (with respect to current union only), parent, step-parent or parent-in-law of such registered representative or to a family trust in the name of such registered representative
6.	Accounts managed by a member of Russell Investments
7.	Shares purchased through accounts that are part of certain qualified fee-based programs

Moving Between Accounts. Under certain circumstances, you may transfer Class A Shares of a Fund from an account with one registration to an account with another registration within 90 days without incurring a front-end sales charge. For example, you may transfer Shares without paying a front-end sales load in the following cases:

  From a non-retirement account to an IRA or other individual retirement account
  From an IRA or other individual retirement account, such as a required minimum distribution, to a non-retirement account

In some cases, due to operational limitations or reporting requirements, you must redeem Shares from one account and purchase Shares in another account to achieve this type of transfer.

If you want to learn more about front-end sales charge waivers, contact your Financial Intermediary.

Aggregated Investments. The following types of accounts may be combined to qualify for reduced front-end sales charge including purchases made pursuant to rights of accumulation or letter of intent as described below:

The following accounts owned by you and/or a member of your immediate family (as defined below):

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a.	Accounts held individually or jointly
b.	Those established under the Uniform Gift to Minors Act or Uniform Transfer to Minors Act
c.	IRA accounts and certain single participant retirement plan accounts
d.	Solely controlled business accounts
e.	Trust accounts benefiting you or a member of your immediate family

For purposes of aggregated investments, your immediate family includes your spouse, or the equivalent thereof, and your children and step-children under the age of 21.

Purchases made in nominee or street name accounts may NOT be aggregated with those made for other accounts and may NOT be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Rights of Accumulation (“ROA”) . Subject to the limitations described in the aggregation policy, you may combine current purchases of any RIC Fund (other than the Russell Money Market Fund) with your existing holdings of all RIC Funds (other than direct purchases into the Russell Money Market Fund) to determine your current front-end sales charge. Subject to your Financial Intermediary’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). You must notify your Financial Intermediary at the time an order is placed for a purchase or purchases which would qualify for the reduced front-end sales charge due to existing investments or other purchases. The reduced front-end sales charge may not be applied if such notification is not furnished at the time of the order.

The value of all of your holdings in accounts established in calendar year 2007 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2007. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals.

For purchases to be aggregated for the purpose of qualifying for the ROA, they must be made on the same day through one Financial Intermediary. Your Financial Intermediary may require certain information to verify that the purchase qualifies for the reduced front-end sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all Shares purchased thereafter. Additional information is available from your Financial Intermediary.

Letter of Intent (“LOI”). A non-binding LOI allows you to combine purchases of Shares of any RIC Funds (other than the Russell Money Market Fund) you intend to make over a 13-month period with the market value of your current RIC Fund holdings (other than the Russell Money Market Fund) to determine the applicable front-end sales charge. Any appreciation of your current RIC Fund holdings and any Shares issued from reinvestment of dividends or capital gains will not be considered purchases made during the 13-month period. A portion of your account (up to 5%) will be held in escrow to cover additional Class A front-end sales charges that may be due. If you purchase less than the amount specified in the LOI and the LOI period expires or a full-balance redemption is requested during the LOI period, Shares in your account will be automatically redeemed to pay additional front-end sales charges that may be due. Class A Shares of the Funds held in plan or omnibus accounts are not eligible for an LOI unless the plan or omnibus account can maintain the LOI on their record keeping system. If the shareholder dies within the 13-month period, no additional front-end sales charges are required to be paid.

Exchange Privilege. Generally, exchanges between Class A Shares of the RIC Funds are not subject to a front-end sales charge. Class A Shares of the Russell Money Market Fund initially purchased without payment of a front-end sales charge will be subject to the applicable front-end sales charge when exchanged into Class A Shares of another RIC Fund. Exchanges may have the same tax consequences as ordinary sales and purchases. Please contact your Financial Intermediary and/or tax adviser for more detailed information.

Reinstatement Privilege. You may reinvest proceeds from a redemption or distribution of Class A Shares (other than money market funds) into Class A Shares of any RIC Fund without paying a front-end sales charge if such reinvestment is made within 90 days after the redemption or distribution date and the proceeds are invested in any related account eligible to be aggregated for Rights of Accumulation purposes. Proceeds will be reinvested at the net asset value next determined after receipt of your purchase order in proper form. For purposes of this Reinstatement Privilege, automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing individual retirement plan contributions are not eligible for reinstatement without a sales charge. The privilege may not be exercised

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if proceeds are subject to a purchase restriction as described in the section entitled “Frequent Trading Policies and Limitations on Trading Activity” and certain other restrictions may apply. Contingent deferred sales charges will be credited to your account at current net asset value following notification to the Fund by your Financial Intermediary.

Information about sales charges and sale charge waivers is available free of charge, on the Funds’ website at www.russell.com.

MORE ABOUT DEFERRED SALES CHARGES

You do not pay a front-end sales charge when you buy $1,000,000 or more of Shares of RIC Funds. However, if your Financial Intermediary was paid a commission by the Funds’ Distributor on Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of 1.00%. The 1.00% is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption. Class A Shares not subject to a deferred sales charge (those issued upon reinvestment of dividends or capital gains) are redeemed first followed by the Class A Shares you have held the longest. Exchanges between Class A Shares of the RIC Funds are not subject to a deferred sales charge.

The deferred sales charge may be waived on:

  Shares sold within 12 months following the death or disability of a shareholder redemptions made in connection with the minimum required distribution from retirement plans or IRAs upon the attainment of age 70½
  a systematic withdrawal plan equaling no more than 1% of the account value per any monthly redemption involuntary redemptions
  redemptions of Class A Shares to effect a combination of a Fund with any investment company by merger, acquisition of assets or otherwise

All waivers of deferred sales charges are subject to confirmation of your status or holdings.

If you want to learn more about deferred sales charges, contact your Financial Intermediary.

DISTRIBUTION AND SHAREHOLDER SERVICES ARRANGEMENTS AND PAYMENTS TO FINANCIAL INTERMEDIARIES

The Funds offer multiple Classes of Shares in this Prospectus: Class A, Class E, Class R1, Class R2, Class R3 and Class S Shares. Class A Shares are discussed in the sections entitled “Choosing a Class of Shares to Buy,” “Front-End Sales Charges,” and “More About Deferred Sales Charges.”

Class A Shares participate in the Funds’ Rule 12b-1 distribution plan. Under the distribution plan, Class A Shares pay distribution fees of 0.25% annually for the sale and distribution of Class A Shares. The distribution fees are paid out of the Funds’ Class A Shares assets on an ongoing basis, and over time these fees will increase the cost of your investment in the Funds, and the distribution fee may cost an investor more than paying other types of sales charges.

Class E and Class R2 Shares participate in the Funds’ shareholder services plan. Under the shareholder services plan, the Funds’ Class E and Class R2 Shares pay shareholder services fees of 0.25% on an annualized basis for services provided to Class E and Class R2 shareholders. The shareholder services fees are paid out of the Funds’ Class E and Class R2 Share assets on an ongoing basis, and over time these fees will increase the cost of your investment in the Funds.

Class R3 Shares participate in the Funds’ Rule 12b-1 distribution plan and in the Funds’ shareholder services plan. Under the distribution plan, the Class R3 Shares pay distribution fees of 0.25% annually for the sale and distribution of Class R3 Shares. Under the shareholder services plan, the Class R3 Shares pay shareholder services fees of 0.25% on an annualized basis for services provided to Class R3 shareholders. Because both of these fees are paid out of the Class R3 Share assets on an ongoing basis, over time these fees will increase the cost of an investment in Class R3 Shares of the Funds, and the distribution fee may cost an investor more than paying other types of sales charges.

Class R1 and Class S Shares do not participate in either the Funds’ distribution plan or the Funds’ shareholder services plan.

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Financial Intermediaries may receive distribution compensation from the Funds’ Distributor with respect to Class A Shares of the Funds pursuant to the Funds’ Rule 12b-1 plan. Financial Intermediaries may receive shareholder services compensation from the Funds’ Distributor with respect to Class E and Class R2 Shares of the Funds pursuant to the Funds’ shareholder services plan. Financial Intermediaries may receive distribution compensation and shareholder services compensation from the Funds’ Distributor with respect to Class R3 Shares of the Funds pursuant to the Funds’ Rule 12b-1 distribution plan and the Funds’ shareholder services plan. These payments are reflected in the fees and expenses listed in the annual fund operating expenses table earlier in the Prospectus.

In addition to the foregoing payments, RIMCo or the Funds’ Distributor may make cash payments, from its own resources, to key Financial Intermediaries (including those who may offer Fund Shares through specialized programs such as tax deferred retirement programs) in connection with distribution, which may include providing services intended to result in the sale of Fund Shares, or to pay a portion of costs related to, marketing support, account consolidation, education, transaction processing and/or administrative services support. These compensation arrangements may vary by Financial Intermediary and may increase as the dollar value of Fund Shares held through a particular Financial Intermediary increases. Because these payments are not made by the Funds, these payments are not reflected in the fees and expenses listed in the annual fund operating expenses table. Some of these payments are commonly referred to as “revenue sharing.” At times, such payments may create an incentive for a Financial Intermediary to recommend or make Shares of the Funds available to its customers and may allow the Funds greater access to the customers of the Financial Intermediary.

RFSC may also make cash payments, from its own resources, to key Financial Intermediaries (including those who may offer Fund Shares through specialized programs such as tax deferred retirement programs) to pay a portion of costs related to account consolidation, transaction processing and/or administrative services support. These compensation arrangements may vary by Financial Intermediary and may fluctuate based on the dollar value of Fund Shares held through a particular Financial Intermediary. Because these payments are not made by the Funds, these payments are not reflected in the fees and expenses listed in the annual fund operating expenses table. At times, such payments may create an incentive for a Financial Intermediary to recommend or make Shares of the Funds available to its customers and may allow the Funds greater access to the customers of the Financial Intermediary.

The Funds’ Distributor may pay or allow other promotional incentive payments to Financial Intermediaries to the extent permitted by the rules adopted by the SEC and the Financial Industry Regulatory Authority relating to the sale of mutual fund shares.

To enable Financial Intermediaries to provide a higher level of service and information to prospective and current Fund shareholders, the Funds’ Distributor also offers them a range of complimentary software tools and educational services. The Funds’ Distributor provides such tools and services from its own resources.

Ask your Financial Intermediary for additional information as to what compensation, if any, it receives from the Funds, the Funds’ Distributor or RIMCo.

additional information about HOW TO PURCHASE SHARES

Unless you are eligible to participate in a Russell employee investment program, Shares are only available through a select network of Financial Intermediaries. If you are not currently working with one of these Financial Intermediaries, please call 800-787-7354 for assistance in contacting an investment professional near you.

Class E, R1, R2, R3 and S Shares are available only to (1) employee benefit and other plans with multiple participants, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, HSAs (Health Savings Accounts), profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans that consolidate and hold all Fund Shares in plan level or omnibus accounts on behalf of participants, (2) 401(k) rollover accounts investing through recordkeeping platforms where the platform has a sales agreement with the Funds’ distributor to sell Class R1, R2 or R3 Shares and consolidates and holds all Fund Shares in omnibus accounts on behalf of shareholders or (3) separate accounts investing in the Funds offered to investors through a group annuity contract exempt from registration under the Securities Act of 1933. Class R1, R2 and R3 Shares are not available to any other category of investor, including, for example, retail non-retirement accounts, traditional or Roth IRA accounts, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 401(k) or individual 403(b) plan accounts. Each Fund reserves the right to change the categories of investors eligible to purchase its Shares.

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There is currently no required minimum initial investment for the Funds offered by this Prospectus. However, each Fund reserves the right to close any account whose balance falls below $1,000 and to change the categories of investors eligible to purchase its Shares.

If you purchase, redeem, exchange or hold Shares through a Financial Intermediary, your Financial Intermediary may charge you transaction-based fees, activity based fees and other fees for its services based upon its own policies and procedures. Those fees are retained entirely by your Financial Intermediary and no part of those fees are paid to RIMCo, the Funds’ Distributor or the Funds. Please contact your Financial Intermediary for more information about these fees as they may apply to your investments and your accounts.

You may purchase Shares through a Financial Intermediary on any business day of the Funds (a day on which the NYSE is open for regular trading). Purchase orders are processed at the next net asset value per share calculated after a Fund receives your order in proper form (as determined by your Financial Intermediary). The Funds will close early if the NYSE closes early. Any purchase order received after the close of the NYSE will be processed on the following business day at the next calculated net asset value per share. Because Financial Intermediaries may have cut off times for processing orders to buy Fund Shares prior to market close, please ask your Financial Intermediary what their cut off time is.

For Class A Shares: You must place purchase orders for Class A Shares through a Financial Intermediary in U.S. dollars. Specific payment arrangements should be made with your Financial Intermediary. However, exceptions may be made by prior special arrangement. Class A shares are not currently offered to new shareholders and may only be purchased by existing shareholders.

For Class E, Class R1, Class R2, Class R3 and Class S Shares: All purchases must be made in U.S. dollars. Checks and other negotiable bank drafts must be drawn on U.S. banks and made payable to “Russell Investment Company” or as otherwise instructed by your Financial Intermediary. Purchases will be rejected if a payment does not clear the bank. Financial Intermediaries settling through National Securities Clearing Corporation, or in limited circumstances with prior arrangement with the Funds, may settle trades on the third business day following receipt by the Funds of your order. If you fail to properly settle a purchase, you will be responsible for any resulting loss to the Funds (i.e., any difference in net asset value between the trade date and the settlement date). In the case of an insufficient funds check, an overdraft charge may also be applied. Third party checks are generally not accepted, however exceptions may be made by prior special arrangements with certain Financial Intermediaries. Cash, checks drawn on credit card accounts, cashiers checks, money orders, traveler checks, and other cash equivalents will not be accepted.

Customer Identification Program: To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. When you open a new account to buy Shares of the Funds, the Funds or your Financial Intermediary will ask your name, address, date of birth, taxpayer identification or other government identification number and other information that will allow the Funds to identify you. If the Funds or your Financial Intermediary are unable to adequately identify you within the time frames set forth in the law, your Shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.

Foreign Investors: A Financial Intermediary may offer and sell the Funds to non-resident aliens and non-U.S. entities, if (1) the Financial Intermediary can fulfill the due diligence and other requirements of the USA PATRIOT ACT and applicable Treasury or SEC rules, regulation and guidance applicable to foreign investors, and (2) the offer and sale occur in a jurisdiction where a Fund is authorized to be offered and sold, currently the 50 states of the United States and certain U.S. territories. Without the prior approval of a Fund’s Chief Compliance Officer, non-resident aliens and entities not formed under U.S. law may not purchase Shares of a Fund where the Fund is responsible for the due diligence and other requirements of the USA PATRIOT ACT and applicable Treasury or SEC rules, regulation and guidance applicable to foreign investors.

Offering Dates and Times

For all Funds: Purchase orders must be received by a Fund or an authorized Fund agent prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier, to be processed at the net asset value calculated on that day. Purchases can be made on any day when Shares are offered. Certain authorized Fund agents have entered into agreements with the Funds’ Distributor or its affiliates to receive and accept orders for the purchase and redemption of Shares of the

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Funds. Some, but not all, Financial Intermediaries are authorized Fund agents, and some, but not all, authorized Fund agents are Financial Intermediaries. Fund agents and Financial Intermediaries may have earlier purchase order cut off times to allow them to deliver purchase orders to the Funds prior to the Funds’ order transmission cut off time. Please verify your purchase order cut off time with your Financial Intermediary.

Order and Payment Procedures

Generally, you must place purchase orders for Shares through your Financial Intermediary. You may pay for your purchase by mail or funds transfer. Please contact your Financial Intermediary for instructions on how to place orders and make payment to the Funds.

If your account is held directly with the Funds, in order for your instructions by mail to be considered in proper form, the instructions must be received at one of the following addresses:

Regular Mail: Russell Funds, P.O. Box 8420, Boston, MA 02266-8420

Overnight Mail: Russell Funds, 30 Dan Road, Canton, MA 02021

Automated Investment Program

For Class A Shares: Your Financial Intermediary may offer an automated investment program whereby you may choose to make regular investments in an established account. Contact your Financial Intermediary for further information.

For Class E, Class R1, Class R2, Class R3 and Class S Shares: If you invest through certain Financial Intermediaries, you may choose to make regular investments in an established account on a monthly, quarterly, semiannual, or annual basis by automatic electronic funds transfer from an account held within U.S. financial institutions that are members of the Federal Reserve System. Depending on the capabilities of your Financial Intermediary, a separate transfer may be made for each Fund in which you purchase Shares. You may change the amount or stop the automatic purchase at any time. Contact your Financial Intermediary for further information on this program. If you invest directly through the Funds, you may choose to make such regular investments subject to a minimum of $25 per fund.

EXCHANGE PRIVILEGE

How to Exchange Shares

Exchanges Between Funds. Through your Financial Intermediary you may exchange Shares you own in one Fund for Shares of any other Fund offered by RIC on the basis of the current net asset value per share at the time of the exchange if you meet any applicable initial minimum investment or investor eligibility requirements stated in the Prospectus for that Fund. For additional information, including Prospectuses for other RIC Funds, contact your Financial Intermediary.

An exchange between Funds involves the redemption of Shares, which is treated as a sale for income tax purposes. Thus, capital gains or losses may be realized. Please consult your tax adviser for more information.

Exchanges Between Classes. Through your Financial Intermediary, you may exchange or convert Shares you own of a Fund for Shares of any other Class of Shares of that Fund on the basis of the current net asset value (except that exchanges into Class A Shares will normally be made at the Public Offering Price) per share at the time of the exchange if you meet any applicable initial minimum investment or investor eligibility requirements stated in the Prospectus for that Class of Shares.

RFSC believes that an exchange between Classes of the same Fund is not a taxable event; however, you must check with your Financial Intermediary to determine if they will process the exchange as non-taxable. Please consult with your Financial Intermediary and your tax adviser for more information.

Contact your Financial Intermediary for assistance in exchanging Shares and, because Financial Intermediaries’ processing times may vary, to find out when your account will be credited or debited. To request an exchange in writing, please contact your Financial Intermediary.

For Class A Shares, exchanges must be made through your Financial Intermediary.

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Systematic Exchange Program

If you invest in Class A Shares, your Financial Intermediary may offer a systematic exchange program.  If you would like to establish a systematic exchange program, please contact your Financial Intermediary.

If you invest in the other Classes of Shares through certain Financial Intermediaries, a systematic exchange program which allows you to redeem Shares from one or more Funds and purchase Shares of certain other RIC Funds may be offered. Systematic exchanges may be established to occur on a monthly, quarterly, semiannual or annual basis. If you would like to establish a systematic exchange program, please contact your Financial Intermediary.

A systematic exchange involves the redemption of Shares, which is treated as a sale for income tax purposes. Thus, capital gains or losses may be realized. Please consult your tax adviser for more information.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS

The Board has adopted frequent trading policies and procedures which are described below. The Funds will apply these policies uniformly. The Funds discourage frequent purchases and redemptions of Fund Shares by Fund shareholders. The Funds do not accommodate frequent purchases and redemptions of Fund Shares by Fund shareholders.

Each Fund reserves the right to restrict or reject, without prior notice, any purchase or exchange order for any reason. A Fund may, in its discretion, restrict or reject a purchase or exchange order even if the transaction is not subject to the specific limitations on frequent trading described below if the Fund or its agents (i.e., RIMCo or RFSC) determine that accepting the order could interfere with the efficient management of a Fund’s portfolio or otherwise not be in a Fund’s best interests.

In the event that a Fund rejects an exchange request, the Fund will seek additional instructions from the Financial Intermediary regarding whether or not to proceed with the redemption side of the exchange.

Frequent Trading Policies and Limitations on Trading Activity

Frequent trading of Fund Shares, often in response to short-term fluctuations in the market, also known as “market timing,” is not knowingly permitted by the Funds. Frequent traders and market-timers should not invest in the Funds. The Funds are intended for long-term investors. The Funds, subject to the limitations described below, take steps reasonably designed to curtail frequent trading practices by investors or Financial Intermediaries.

Each Fund monitors for “substantive” round trip trades over a certain dollar threshold that each Fund determines, in its discretion, could adversely affect the management of the Fund. A single substantive round trip is a purchase and redemption or redemption and purchase of Shares of a Fund within a rolling 60 day period. Each Fund permits two substantive round trip trades within a 60 day period.

While the Funds monitor for substantive trades over a certain dollar threshold, a Fund may deem any round trip trade to be substantive depending on the potential impact to the applicable Fund or Funds.

If after two “substantive” round trips, an additional purchase or redemption transaction is executed within that rolling 60 day period, future purchase transactions will be rejected or restricted for 60 days. If after expiration of such 60 day period, there are two “substantive” round trips followed by an additional purchase or redemption transaction within that rolling 60 day period, that shareholder’s right to purchase Shares of any Fund advised by RIMCo will be permanently revoked.

If the Funds do not have direct access to the shareholder’s account to implement the purchase revocation, the Funds will require the shareholder’s Financial Intermediary to impose similar revocation of purchase privileges on the shareholder. In the event that the shareholder’s Financial Intermediary cannot, due to regulatory or legal obligations, impose a revocation of purchase privileges, the Funds may accept an alternate trading restriction reasonably designed to protect the Funds from improper trading practices.

Any exception to the permanent revocation of a shareholder’s purchase privileges, or an alternative trading restriction designed to protect the Funds from improper trading practices, must be approved by the Funds’ Chief Compliance Officer.

The Funds, through their agents, will use their best efforts to exercise the Funds’ right to restrict or reject purchase and exchange orders as described above.

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In certain circumstances, with prior agreement between a Financial Intermediary and the Funds, the Funds may rely on a Financial Intermediary’s frequent trading policies if it is determined that the Financial Intermediary’s policies are sufficient to detect and deter improper frequent trading. Any reliance by the Funds on a Financial Intermediary’s frequent trading polices must be approved by the Funds’ Chief Compliance Officer after a determination that such policies are sufficient to detect and deter improper frequent trading. Therefore, with respect to frequent trading, shareholders who invest through a Financial Intermediary should be aware that they may be subject to the policies and procedures of their Financial Intermediary which may be more or less restrictive than the Funds’ policies and procedures.

This policy will not apply to:

  Money Market Funds. The Board of Trustees believes that it is unnecessary for any money market fund to have frequent trading policies because these funds may be used as short term investments.
  Transactions in a Fund by certain other funds (i.e., funds of funds), including any Russell Investment Company and Russell Investment Funds funds of funds, and any other approved unaffiliated fund of funds. RIMCo and the Board of Trustees believe these transactions do not offer the opportunity for price arbitrage.
  Institutional accounts, including but not limited to, foundations, endowments or defined benefit plans, where the transactions are a result of the characteristics of the account (e.g., donor directed activity or funding or disbursements of defined benefit plan payments) rather than a result of implementation of an investment strategy, so long as such transactions do not interfere with the efficient management of a Fund’s portfolio or are otherwise not in a Fund’s best interests.
  Trading associated with asset allocated programs where the asset allocation has been developed by RIMCo or an affiliate of RIMCo and RIMCo has transparency into the amount of trading and the ability to monitor and assess the impact to the Funds or scheduled rebalancing of asset allocated programs based on set trading schedules within specified limits.
  Systematic purchase or redemption programs, if available.

In applying the policy on limitations on trading activity, the Funds consider the information available at the time and reserve the right to consider trading history in any Fund including trading history in other accounts under common ownership or control in determining whether to suspend or terminate trading privileges.

This policy will not affect any shareholder’s redemption rights.

Risks of Frequent Trading

Short-term or excessive trading into and out of a Fund may harm a Fund’s performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Frequent trading may interfere with the efficient management of a Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using interfund lending and engaging in portfolio transactions. Increased portfolio transactions and use of interfund lending would correspondingly increase the Fund’s operating expenses and decrease the Fund’s performance.

Additionally, to the extent that a Fund invests in an Underlying Fund that invests significantly in foreign securities traded on markets which may close prior to when the Fund determines its net asset value (referred to as the valuation time), frequent trading by certain shareholders may cause dilution in the value of Fund Shares held by other shareholders. Because events may occur after the close of these foreign markets and before the valuation time of the Funds that influence the value of these foreign securities, investors may seek to trade Fund Shares in an effort to benefit from their understanding of the value of these foreign securities as of the Fund’s valuation time (referred to as price arbitrage). These Underlying Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair values of the foreign securities as of the valuation time. To the extent that an Underlying Fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of Fund Shares held by other shareholders.

Because certain small cap equity securities may be traded infrequently, to the extent that a Fund invests in an Underlying Fund that invests significantly in small cap equity securities investors may seek to trade Fund Shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a Fund’s portfolio to a greater degree than

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Underlying Funds which invest in highly liquid securities, in part because the Underlying Fund may have difficulty selling these small cap portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of Fund Shares held by other shareholders.

Limitations on the Ability to Detect and Curtail Frequent Trading

The Funds will use reasonable efforts to detect frequent trading activity but may not be able to detect such activity in certain circumstances. While the Funds have the authority to request and analyze data on shareholders in omnibus accounts and will use their best efforts to enforce the policy described above, there may be limitations on the ability of the Funds to detect and curtail frequent trading practices and the Funds may still not be able to completely eliminate the possibility of improper trading under all circumstances. Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent frequent trading, there is no guarantee that the Funds or their agents will be able to identify each such shareholder in an omnibus account or curtail their trading practices.

Any Fund may make exceptions to this policy, if in its judgment, the transaction does not constitute improper trading or other trading activity that may be harmful to it.

The Underlying Funds have similar frequent trading policies.  Please see the Prospectus of the Underlying Funds for further details.

additional information about HOW TO REDEEM SHARES

For all Funds: Shares may be redeemed through your Financial Intermediary on any business day of the Funds (a day on which the NYSE is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after a Fund receives an order in proper form as determined by your Financial Intermediary. The Funds will close early if the NYSE closes early. Any redemption requests received following an early closure will be processed on the following business day at the next calculated net asset value per share. Shares recently purchased by check may not be available for redemption for 15 days following the purchase or until the check clears, whichever occurs first, to assure that a Fund has received payment for your purchase.

Redemption Dates and Times

For all Funds: Redemption requests must be received by the Fund or an authorized Fund agent prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier, to be processed at the net asset value calculated on that day. Please contact your Financial Intermediary for instructions on how to place redemption requests. Because Financial Intermediaries may have cut off times for processing orders to sell Fund shares prior to market close, please ask your Financial Intermediary what their cut off time is.

Systematic Withdrawal Program

For Class A Shares: Your Financial Intermediary may offer a systematic withdrawal program whereby you may choose to redeem your Shares and receive regular payments from your account. If you would like to establish a systematic withdrawal program, please contact your Financial Intermediary. When you redeem your Shares under a systematic withdrawal program, it may be a taxable transaction.

For Class E, Class R1, Class R2, Class R3 and Class S Shares: If you invest through certain Financial Intermediaries, a systematic withdrawal program which allows you to redeem your Shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis may be offered. If you would like to establish a systematic withdrawal program, please contact your Financial Intermediary. You will generally receive your payment by the end of the month in which a payment is scheduled. When you redeem your Shares under a systematic withdrawal program, it may be a taxable transaction.

You may discontinue the systematic withdrawal program, or change the amount and timing of withdrawal payments by contacting your Financial Intermediary.

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PAYMENT OF REDEMPTION PROCEEDS

Payment will ordinarily be made within seven days of receipt of your request in proper form. Each Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days if an emergency condition (as determined by the SEC) exists.

For Class A Shares: When you redeem your Shares, a Fund will pay your redemption proceeds to your Financial Intermediary for your benefit within seven days after the Fund receives the redemption request in proper form. Your Financial Intermediary is then responsible for settling the redemption with you as agreed between you and your Financial Intermediary.

For Class E, Class R1, Class R2, Class R3 and Class S Shares: Your redemption proceeds will be paid in one of the following manners: (1) if you invest through certain Financial Intermediaries, your redemption proceeds will be sent directly to your Financial Intermediary who is then responsible for settling the redemption with you as agreed between you and your Financial Intermediary; (2) a check for the redemption proceeds may be sent to the shareholder(s) of record at the address of record within seven days after the Funds receive a redemption request in proper form; or (3) if you have established the electronic redemption option, your redemption proceeds can be (a) wired to your predesignated bank account on the next bank business day after a Fund receives your redemption request in proper form or (b) sent by Electronic Funds Transfer (EFT) to your predesignated bank account on the second business day after a Fund receives your redemption request in proper form. On Federal Reserve holidays, funds will settle on the next day the Federal Reserve is open. Each Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire. The Funds will always charge a fee when sending an international wire transfer. The Funds reserve the right to charge a fee when sending a domestic wire transfer for redemptions. The Funds do not charge for EFT though your bank may charge a fee to receive the EFT. Wire transfers and EFTs can be sent to U.S. financial institutions that are members of the Federal Reserve System.

OTHER INFORMATION ABOUT SHARE TRANSACTIONS

Written Instructions

For Class A Shares: Written instructions must be in proper form as determined by your Financial Intermediary.

For Class E, Class R1, Class R2, Class R3 and Class S Shares: The Funds require that written instructions be in proper form and reserve the right to reject any written instructions that are not in proper form. Your Financial Intermediary will assist you in preparing and submitting transaction instructions to the Funds to insure proper form. Generally, your instructions must include:

  The Fund name and account number
  Details related to the transaction including type and amount
  Signatures of all owners exactly as registered on the account
  Any supporting legal documentation that may be required

Responsibility for Fraud

Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account confirmations or statements that the Funds or your Financial Intermediary send you. Contact your Financial Intermediary immediately about any transactions that you believe to be unauthorized.

Signature Guarantee

For Class E, Class R1, Class R2, Class R3 and Class S Shares: Each Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to, requests for transactions or account changes. A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association, but not a notary public. Contact your Financial Intermediary for assistance in obtaining a signature guarantee.

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Uncashed Checks

For Class E, Class R1, Class R2, Class R3 and Class S Shares: Please make sure you promptly cash checks issued to you by the Funds. If you do not cash a dividend, distribution, or redemption check, the Funds will act to protect themselves and you. This may include restricting certain activities in your account until the Funds are sure that they have a valid address for you. After 180 days, the Funds will no longer honor the issued check and, after attempts to locate you, the Funds will follow governing escheatment regulations in disposition of check proceeds. No interest will accrue on amounts represented by uncashed checks.

Registration of Fund Accounts

Many brokers, employee benefit plans and bank trusts combine their clients’ holdings in a single omnibus account with the Funds held in the brokers’, plans’, or bank trusts’ own name or “street name.” Therefore, if you hold Shares through a brokerage account, employee benefit plan or bank trust fund, a Fund may have records only of that Financial Intermediary’s omnibus account. In this case, your broker, employee benefit plan or bank is responsible for keeping track of your account information. This means that you may not be able to request transactions in your Shares directly through the Funds, but can do so only through your broker, plan administrator or bank. Ask your Financial Intermediary for information on whether your Shares are held in an omnibus account.

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FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Funds’ financial performance for at least the past 60 months (or, if a Fund or Class has not been in operation for 60 months, since the beginning of operations for that Fund or Class). Certain information reflects financial results for a single Fund Share throughout each of the periods shown below. The total returns in the tables represent how much your investment in a Fund would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report, which is available upon request.

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
2015 Strategy Fund
Class R1
October 31, 2011	10.05	.38	(.06)	.32	(.42)	(.03)	—
October 31, 2010	8.96	.24	1.13	1.37	(.28)	—	—
October 31, 2009	7.80	.24	1.16	1.40	(.24)	—	—
October 31, 2008(1)	10.00	.18	(2.20)	(2.02)	(.16)	—	(.02)
Class R2
October 31, 2011	10.04	.38	(.08)	.30	(.40)	(.03)	—
October 31, 2010	8.96	.25	1.09	1.34	(.26)	—	—
October 31, 2009	7.80	.24	1.14	1.38	(.22)	—	—
October 31, 2008(1)	10.00	.16	(2.19)	(2.03)	(.15)	—	(.02)
Class R3
October 31, 2011	10.04	.33	(.06)	.27	(.37)	(.03)	—
October 31, 2010	8.95	.23	1.10	1.33	(.24)	—	—
October 31, 2009	7.80	.22	1.14	1.36	(.21)	—	—
October 31, 2008(1)	10.00	.14	(2.19)	(2.05)	(.13)	—	(.02)
See Notes to Financial Highlights at the end of this section.
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$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(f)(g)	% Ratio of Expenses to Average Net Assets, Net(e)(f)(g)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(c)

(.45)	9.92	3.29	35,040	—	—	3.83	26
(.28)	10.05	15.60	23,319.70		—	2.56	44
(.24)	8.96	18.57	4,382	1.86	—	2.80	14
(.18)	7.80	(20.60)	153	13.08	—	1.85	13

(.43)	9.91	3.02	7,321.25		.25	3.81	26
(.26)	10.04	15.23	7,207	1.00	.25	2.63	44
(.22)	8.96	18.31	2,003	2.52	.25	2.92	14
(.17)	7.80	(20.68)	274	10.64	.25	1.75	13

(.40)	9.91	2.78	15,093.50		.50	3.26	26
(.24)	10.04	15.08	10,836	1.26	.50	2.40	44
(.21)	8.95	17.97	6,460	2.56	.50	2.72	14
(.15)	7.80	(20.81)	300	10.45	.50	1.56	13
See Notes to Financial Highlights at the end of this section.
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FINANCIAL HIGHLIGHTS — continued
	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
2020 Strategy Fund
Class A
October 31, 2011	10.63	.42	(.11)	.31	(.39)	—	—
October 31, 2010	9.42	.25	1.23	1.48	(.27)	—	—
October 31, 2009	8.20	.24	1.21	1.45	(.23)	—	—
October 31, 2008	12.42	.50	(4.07)	(3.57)	(.48)	(.14)	(.03)
October 31, 2007	11.24	.34	1.19	1.53	(.32)	(.03)	—
Class E
October 31, 2011	10.63	.88	(.56)	.32	(.38)	—	—
October 31, 2010	9.42	.26	1.22	1.48	(.27)	—	—
October 31, 2009	8.19	.24	1.22	1.46	(.23)	—	—
October 31, 2008	12.42	.48	(4.06)	(3.58)	(.48)	(.14)	(.03)
October 31, 2007	11.25	.29	1.23	1.52	(.32)	(.03)	—
Class R1
October 31, 2011	10.64	.40	(.07)	.33	(.41)	—	—
October 31, 2010	9.43	.28	1.22	1.50	(.29)	—	—
October 31, 2009	8.20	.25	1.23	1.48	(.25)	—	—
October 31, 2008	12.42	.49	(4.03)	(3.54)	(.51)	(.14)	(.03)
October 31, 2007	11.25	.24	1.31	1.55	(.35)	(.03)	—
Class R2
October 31, 2011	10.62	.36	(.06)	.30	(.38)	—	—
October 31, 2010	9.41	.26	1.22	1.48	(.27)	—	—
October 31, 2009	8.18	.24	1.22	1.46	(.23)	—	—
October 31, 2008	12.41	.27	(3.84)	(3.57)	(.49)	(.14)	(.03)
October 31, 2007	11.24	.27	1.25	1.52	(.32)	(.03)	—
Class R3
October 31, 2011	10.61	.35	(.08)	.27	(.36)	—	—
October 31, 2010	9.40	.24	1.21	1.45	(.24)	—	—
October 31, 2009	8.17	.21	1.23	1.44	(.21)	—	—
October 31, 2008	12.39	.51	(4.10)	(3.59)	(.47)	(.14)	(.02)
October 31, 2007	11.23	.28	1.21	1.49	(.30)	(.03)	—
Class S
October 31, 2011	10.64	.39	(.06)	.33	(.41)	—	—
October 31, 2010	9.42	.30	1.21	1.51	(.29)	—	—
October 31, 2009	8.19	.25	1.23	1.48	(.25)	—	—
October 31, 2008	12.42	.45	(4.00)	(3.55)	(.51)	(.14)	(.03)
October 31, 2007	11.24	.42	1.14	1.56	(.35)	(.03)	—
See Notes to Financial Highlights at the end of this section.
164

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(f)(g)	% Ratio of Expenses to Average Net Assets, Net(e)(f)(g)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(c)

(.39)	10.55	2.89	1,913.25		.25	3.85	24
(.27)	10.63	15.93	2,542.70		.25	2.46	32
(.23)	9.42	18.10	1,484.82		.25	2.91	15
(.65)	8.20	(29.99)	1,391.74		.25	4.63	103
(.35)	12.42	13.83	2,016.86		.25	2.93	44

(.38)	10.57	3.07	2,455.25		.25	8.23	24
(.27)	10.63	15.91	15,771.71		.25	2.62	32
(.23)	9.42	18.26	11,769.82		.25	2.83	15
(.65)	8.19	(30.07)	7,207.74		.25	4.46	103
(.35)	12.42	13.79	9,498.86		.25	2.44	44

(.41)	10.56	3.17	111,545	—	—	3.63	24
(.29)	10.64	16.31	84,152.45		—	2.84	32
(.25)	9.43	18.38	44,337.56		—	3.00	15
(.68)	8.20	(29.80)	17,283.49		—	4.53	103
(.38)	12.42	14.05	19,194.61		—	2.02	44

(.38)	10.54	2.88	44,217.25		.25	3.25	24
(.27)	10.62	15.94	44,060.71		.25	2.59	32
(.23)	9.41	18.26	26,236.82		.25	2.94	15
(.66)	8.18	(30.07)	18,247.74		.25	2.58	103
(.35)	12.41	13.81	4,135.86		.25	2.20	44

(.36)	10.52	2.56	91,714.50		.50	3.20	24
(.24)	10.61	15.66	90,563.96		.50	2.41	32
(.21)	9.40	18.05	74,142	1.06	.50	2.52	15
(.63)	8.17	(30.24)	35,919.99		.50	4.80	103
(.33)	12.39	13.50	44,038	1.11	.50	2.33	44

(.41)	10.56	3.17	18,962	—	—	3.60	24
(.29)	10.64	16.30	15,600.47		—	2.96	32
(.25)	9.42	18.53	19,494.57		—	3.06	15
(.68)	8.19	(29.88)	12,960.49		—	4.26	103
(.38)	12.42	14.16	10,021.61		—	3.49	44
See Notes to Financial Highlights at the end of this section.
165

FINANCIAL HIGHLIGHTS — continued
	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
2025 Strategy Fund
Class R1
October 31, 2011	9.49	.30	(.02)	.28	(.33)	— (i)	—
October 31, 2010	8.31	.20	1.20	1.40	(.22)	—	—
October 31, 2009	7.21	.15	1.09	1.24	(.14)	—	—
October 31, 2008(1)	10.00	.10	(2.77)	(2.67)	(.10)	—	(.02)
Class R2
October 31, 2011	9.48	.30	(.04)	.26	(.30)	— (i)	—
October 31, 2010	8.30	.20	1.18	1.38	(.20)	—	—
October 31, 2009	7.20	.13	1.09	1.22	(.12)	—	—
October 31, 2008(1)	10.00	.12	(2.82)	(2.70)	(.08)	—	(.02)
Class R3
October 31, 2011	9.46	.25	(.02)	.23	(.28)	— (i)	—
October 31, 2010	8.29	.17	1.18	1.35	(.18)	—	—
October 31, 2009	7.20	.12	1.08	1.20	(.11)	—	—
October 31, 2008(1)	10.00	.09	(2.80)	(2.71)	(.07)	—	(.02)
2030 Strategy Fund
Class A
October 31, 2011	9.92	.23	.01	.24	(.24)	—	—
October 31, 2010	8.60	.17	1.32	1.49	(.17)	—	—
October 31, 2009	7.45	.10	1.14	1.24	(.09)	—	—
October 31, 2008	13.23	.50	(5.59)	(5.09)	(.46)	(.19)	(.04)
October 31, 2007	11.53	.31	1.77	2.08	(.31)	(.07)	—
Class E
October 31, 2011	9.87	.79	(.59)	.20	(.23)	—	—
October 31, 2010	8.56	.16	1.32	1.48	(.17)	—	—
October 31, 2009	7.46	.10	1.09	1.19	(.09)	—	—
October 31, 2008	13.23	.46	(5.54)	(5.08)	(.46)	(.19)	(.04)
October 31, 2007	11.54	.23	1.85	2.08	(.32)	(.07)	—
Class R1
October 31, 2011	9.87	.24	.02	.26	(.27)	—	—
October 31, 2010	8.57	.19	1.30	1.49	(.19)	—	—
October 31, 2009	7.46	.11	1.11	1.22	(.11)	—	—
October 31, 2008	13.24	.44	(5.50)	(5.06)	(.48)	(.19)	(.05)
October 31, 2007	11.54	.14	1.98	2.12	(.35)	(.07)	—
Class R2
October 31, 2011	9.85	.21	.02	.23	(.24)	—	—
October 31, 2010	8.55	.16	1.31	1.47	(.17)	—	—
October 31, 2009	7.45	.10	1.09	1.19	(.09)	—	—
October 31, 2008	13.22	.16	(5.24)	(5.08)	(.46)	(.19)	(.04)
October 31, 2007	11.53	.16	1.92	2.08	(.32)	(.07)	—
Class R3
October 31, 2011	9.85	.21	(.01)	.20	(.21)	—	—
October 31, 2010	8.55	.14	1.31	1.45	(.15)	—	—
October 31, 2009	7.45	.08	1.10	1.18	(.08)	—	—
October 31, 2008	13.22	.48	(5.59)	(5.11)	(.44)	(.19)	(.03)
October 31, 2007	11.54	.17	1.87	2.04	(.29)	(.07)	—
Class S
October 31, 2011	9.87	.25	.01	.26	(.27)	—	—
October 31, 2010	8.57	.18	1.31	1.49	(.19)	—	—
October 31, 2009	7.46	.12	1.09	1.22	(.11)	—	—
October 31, 2008	13.24	.39	(5.45)	(5.06)	(.48)	(.19)	(.05)
October 31, 2007	11.55	.29	1.82	2.11	(.35)	(.07)	—
See Notes to Financial Highlights at the end of this section.
166

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(f)(g)	% Ratio of Expenses to Average Net Assets, Net(e)(f)(g)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(c)

(.33)	9.44	2.91	28,255	—	—	3.07	27
(.22)	9.49	17.14	19,470.72		—	2.30	26
(.14)	8.31	17.67	3,863	2.12	—	1.93	12
(.12)	7.21	(27.03)	226	6.19	—	1.04	113

(.30)	9.44	2.74	8,188.25		.25	3.05	27
(.20)	9.48	16.89	8,541	1.01	.25	2.27	26
(.12)	8.30	17.47	3,020	2.58	.25	1.80	12
(.10)	7.20	(27.25)	73	8.56	.25	1.31	113

(.28)	9.41	2.42	16,037.50		.50	2.57	27
(.18)	9.46	16.54	11,365	1.24	.50	1.87	26
(.11)	8.29	17.10	5,117	2.82	.50	1.66	12
(.09)	7.20	(27.32)	325	7.71	.50	.99	113

(.24)	9.92	2.39	1,820.25		.25	2.21	28
(.17)	9.92	17.51	1,603.74		.25	1.93	25
(.09)	8.60	16.92	1,791.86		.25	1.43	9
(.69)	7.45	(40.22)	2,069.77		.25	4.66	86
(.38)	13.23	18.51	3,739.98		.25	2.51	31

(.23)	9.84	2.02	975.25		.25	7.79	28
(.17)	9.87	17.48	14,733.73		.25	1.77	25
(.09)	8.56	16.24	10,639.85		.25	1.36	9
(.69)	7.46	(40.14)	7,847.77		.25	4.25	86
(.39)	13.23	18.42	10,490.98		.25	1.88	31

(.27)	9.86	2.55	79,046	—	—	2.39	28
(.19)	9.87	17.63	53,702.48		—	1.98	25
(.11)	8.57	16.65	31,322.59		—	1.49	9
(.72)	7.46	(40.03)	10,413.52		—	4.14	86
(.42)	13.24	18.80	8,582.73		—	1.21	31

(.24)	9.84	2.27	38,352.25		.25	2.03	28
(.17)	9.85	17.39	39,163.73		.25	2.05	25
(.09)	8.55	16.26	23,534.85		.25	1.41	9
(.69)	7.45	(40.15)	14,938.77		.25	1.56	86
(.39)	13.22	18.46	3,359.98		.25	1.26	31

(.21)	9.84	2.03	71,140.50		.50	2.09	28
(.15)	9.85	17.09	72,164.98		.50	1.72	25
(.08)	8.55	16.03	56,115	1.10	.50	1.03	9
(.66)	7.45	(40.33)	26,547	1.02	.50	4.49	86
(.36)	13.22	18.08	29,200	1.23	.50	1.39	31

(.27)	9.86	2.55	22,043	—	—	2.48	28
(.19)	9.87	17.77	19,124.48		—	1.52	25
(.11)	8.57	16.51	15,945.60		—	1.57	9
(.72)	7.46	(40.02)	10,494.52		—	3.66	86
(.42)	13.24	18.70	7,923.73		—	2.32	31
See Notes to Financial Highlights at the end of this section.
167

FINANCIAL HIGHLIGHTS — continued
	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
2035 Strategy Fund
Class R1
October 31, 2011	9.13	.20	— (i)	.20	(.23)	—	—
October 31, 2010	7.92	.16	1.22	1.38	(.17)	—	—
October 31, 2009	6.86	.11	1.03	1.14	(.08)	—	—
October 31, 2008(1)	10.00	.07	(3.11)	(3.04)	(.07)	—	(.03)
Class R2
October 31, 2011	9.12	.20	(.03)	.17	(.20)	—	—
October 31, 2010	7.92	.14	1.21	1.35	(.15)	—	—
October 31, 2009	6.87	.07	1.05	1.12	(.07)	—	—
October 31, 2008(1)	10.00	.08	(3.13)	(3.05)	(.06)	—	(.02)
Class R3
October 31, 2011	9.11	.15	— (i)	.15	(.18)	—	—
October 31, 2010	7.91	.10	1.23	1.33	(.13)	—	—
October 31, 2009	6.87	.06	1.03	1.09	(.05)	—	—
October 31, 2008(1)	10.00	.06	(3.12)	(3.06)	(.05)	—	(.02)
2040 Strategy Fund
Class A
October 31, 2011	9.92	.21	(.02)	.19	(.22)	—	—
October 31, 2010	8.61	.16	1.31	1.47	(.16)	—	—
October 31, 2009	7.49	.10	1.11	1.21	(.09)	—	—
October 31, 2008	13.44	.60(h)	(5.86)(h)	(5.26)	(.46)(h)	(.18)	(.05)(h)
October 31, 2007	11.71	.31	1.86	2.17	(.31)	(.13)	—
Class E
October 31, 2011	9.92	.79	(.61)	.18	(.21)	—	—
October 31, 2010	8.62	.16	1.31	1.47	(.17)	—	—
October 31, 2009	7.50	.10	1.11	1.21	(.09)	—	—
October 31, 2008	13.46	.48(h)	(5.75)(h)	(5.27)	(.46)(h)	(.18)	(.05)(h)
October 31, 2007	11.72	.24	1.94	2.18	(.31)	(.13)	—
Class R1
October 31, 2011	9.93	.22	— (i)	.22	(.25)	—	—
October 31, 2010	8.62	.18	1.32	1.50	(.19)	—	—
October 31, 2009	7.50	.11	1.12	1.23	(.11)	—	—
October 31, 2008	13.46	.38(h)	(5.62)(h)	(5.24)	(.49)(h)	(.18)	(.05)(h)
October 31, 2007	11.73	.12	2.08	2.20	(.34)	(.13)	—
Class R2
October 31, 2011	9.91	.18	.02	.20	(.22)	—	—
October 31, 2010	8.61	.15	1.31	1.46	(.16)	—	—
October 31, 2009	7.49	.10	1.11	1.21	(.09)	—	—
October 31, 2008	13.46	.15(h)	(5.42)(h)	(5.27)	(.47)(h)	(.18)	(.05)(h)
October 31, 2007	11.71	.28	1.90	2.18	(.30)	(.13)	—
Class R3
October 31, 2011	9.90	.19	(.03)	.16	(.19)	—	—
October 31, 2010	8.60	.14	1.30	1.44	(.14)	—	—
October 31, 2009	7.48	.08	1.12	1.20	(.08)	—	—
October 31, 2008	13.43	.53(h)	(5.81)(h)	(5.28)	(.44)(h)	(.18)	(.05)(h)
October 31, 2007	11.71	.12	2.02	2.14	(.29)	(.13)	—
Class S
October 31, 2011	9.93	.22	— (i)	.22	(.25)	—	—
October 31, 2010	8.62	.18	1.32	1.50	(.19)	—	—
October 31, 2009	7.50	.12	1.11	1.23	(.11)	—	—
October 31, 2008	13.46	.40(h)	(5.64)(h)	(5.24)	(.49)(h)	(.18)	(.05)(h)
October 31, 2007	11.73	.26	1.94	2.20	(.34)	(.13)	—
See Notes to Financial Highlights at the end of this section.
168

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(f)(g)	% Ratio of Expenses to Average Net Assets, Net(e)(f)(g)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(c)

(.23)	9.10	2.10	9,728	—	—	2.13	42
(.17)	9.13	17.61	7,252	1.03	—	1.87	19
(.08)	7.92	17.01	1,927	3.59	—	1.49	13
(.10)	6.86	(30.73)	428	6.44	—	.70	90

(.20)	9.09	1.81	4,944.25		.25	2.12	42
(.15)	9.12	17.22	6,021	1.30	.25	1.64	19
(.07)	7.92	16.79	1,738	3.63	.25	1.06	13
(.08)	6.87	(30.84)	73	8.66	.25	.86	90

(.18)	9.08	1.60	9,473.50		.50	1.64	42
(.13)	9.11	16.98	6,728	1.54	.50	1.22	19
(.05)	7.91	16.43	2,877	3.83	.50	.86	13
(.07)	6.87	(30.93)	124	8.56	.50	.69	90

(.22)	9.89	1.86	1,062.25		.25	2.03	23
(.16)	9.92	17.29	902.76		.25	1.79	19
(.09)	8.61	16.44	877.91		.25	1.41	8
(.69)	7.49	(40.84)	944.84		.25	5.46(h)	96
(.44)	13.44	19.04	2,363	1.14	.25	2.49	22

(.21)	9.89	1.79	939.25		.25	7.73	23
(.17)	9.92	17.18	16,638.75		.25	1.77	19
(.09)	8.62	16.44	7,070.90		.25	1.33	8
(.69)	7.50	(40.85)	4,523.85		.25	4.41(h)	96
(.44)	13.46	19.12	6,353	1.14	.25	1.96	22

(.25)	9.90	2.12	52,962	—	—	2.19	23
(.19)	9.93	17.57	36,998.49		—	1.94	19
(.11)	8.62	16.71	19,892.63		—	1.47	8
(.72)	7.50	(40.69)	4,824.60		—	3.63(h)	96
(.47)	13.46	19.31	2,935.89		—	.99	22

(.22)	9.89	1.94	33,320.25		.25	1.70	23
(.16)	9.91	17.19	32,308.75		.25	1.67	19
(.09)	8.61	16.46	20,226.90		.25	1.39	8
(.70)	7.49	(40.91)	9,936.85		.25	1.40(h)	96
(.43)	13.46	19.11	2,061	1.14	.25	2.28	22

(.19)	9.87	1.61	54,269.50		.50	1.85	23
(.14)	9.90	16.92	53,208	1.00	.50	1.48	19
(.08)	8.60	16.23	42,544	1.15	.50	1.04	8
(.67)	7.48	(41.02)	22,913	1.10	.50	4.91(h)	96
(.42)	13.43	18.75	29,700	1.39	.50	.96	22

(.25)	9.90	2.12	21,638	—	—	2.18	23
(.19)	9.93	17.57	17,541.50		—	1.94	19
(.11)	8.62	16.71	13,004.65		—	1.56	8
(.72)	7.50	(40.69)	7,249.61		—	3.82(h)	96
(.47)	13.46	19.30	4,410.89		—	2.07	22
See Notes to Financial Highlights at the end of this section.
169

FINANCIAL HIGHLIGHTS — continued
	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
2045 Strategy Fund
Class R1
October 31, 2011	9.13	.20	— (i)	.20	(.23)	—	—
October 31, 2010	7.93	.17	1.20	1.37	(.17)	—	—
October 31, 2009	6.87	.10	1.05	1.15	(.09)	—	—
October 31, 2008(1)	10.00	.07	(3.10)	(3.03)	(.06)	—	(.04)
Class R2
October 31, 2011	9.12	.23	(.05)	.18	(.19)	—	—
October 31, 2010	7.92	.13	1.22	1.35	(.15)	—	—
October 31, 2009	6.87	.07	1.05	1.12	(.07)	—	—
October 31, 2008(1)	10.00	.07	(3.11)	(3.04)	(.06)	—	(.03)
Class R3
October 31, 2011	9.11	.15	— (i)	.15	(.18)	—	—
October 31, 2010	7.91	.10	1.23	1.33	(.13)	—	—
October 31, 2009	6.87	.06	1.04	1.10	(.06)	—	—
October 31, 2008(1)	10.00	.06	(3.12)	(3.06)	(.04)	—	(.03)
2050 Strategy Fund
Class R1
October 31, 2011	9.22	.18	.04	.22	(.23)	(.02)	—
October 31, 2010	8.03	.14	1.24	1.38	(.17)	(.02)	—
October 31, 2009	6.98	.10	1.05	1.15	(.10)	—	—
October 31, 2008(1)	10.00	.09	(2.99)	(2.90)	(.08)	—	(.04)
Class R2
October 31, 2011	9.21	.25	(.07)	.18	(.18)	(.02)	—
October 31, 2010	8.02	.14	1.22	1.36	(.15)	(.02)	—
October 31, 2009	6.98	.09	1.04	1.13	(.09)	—	—
October 31, 2008(1)	10.00	.07	(2.98)	(2.91)	(.08)	—	(.03)
Class R3
October 31, 2011	9.21	.16	.01	.17	(.18)	(.02)	—
October 31, 2010	8.02	.10	1.24	1.34	(.13)	(.02)	—
October 31, 2009	6.99	.05	1.05	1.10	(.07)	—	—
October 31, 2008(1)	10.00	.06	(2.98)	(2.92)	(.06)	—	(.03)
See Notes to Financial Highlights at the end of this section.
170

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(f)(g)	% Ratio of Expenses to Average Net Assets, Net(e)(f)(g)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(c)

(.23)	9.10	2.12	3,791	—	—	2.06	77
(.17)	9.13	17.47	2,347	1.58	—	2.02	31
(.09)	7.93	17.10	2,053	4.28	—	1.48	20
(.10)	6.87	(30.60)	660	6.27	—	.72	34

(.19)	9.11	1.98	2,651.25		.25	2.37	77
(.15)	9.12	17.23	6,692	1.79	.25	1.53	31
(.07)	7.92	16.73	2,220	4.48	.25	1.02	20
(.09)	6.87	(30.71)	70	8.21	.25	.74	34

(.18)	9.08	1.64	3,511.50		.50	1.55	77
(.13)	9.11	17.00	2,147	2.03	.50	1.13	31
(.06)	7.91	16.36	702	4.81	.50	.88	20
(.07)	6.87	(30.82)	72	8.43	.50	.60	34

(.25)	9.19	2.28	5,861	—	—	1.92	72
(.19)	9.22	17.46	2,454	0.93	—	1.58	28
(.10)	8.03	17.32	490	2.39	—	1.41	20
(.12)	6.98	(29.54)	71	21.57	—	.90	6

(.20)	9.19	1.96	2,408.25		.25	2.61	72
(.17)	9.21	17.20	15,616	1.21	.25	1.62	28
(.09)	8.02	16.95	8,959	1.95	.25	1.28	20
(.11)	6.98	(29.65)	71	21.83	.25	.76	6

(.20)	9.18	1.78	4,877.50		.50	1.65	72
(.15)	9.21	16.94	3,693	1.45	.50	1.23	28
(.07)	8.02	16.66	1,436	2.34	.50	.77	20
(.09)	6.99	(29.77)	71	22.08	.50	.61	6
See Notes to Financial Highlights at the end of this section.
171

FINANCIAL HIGHLIGHTS — continued
	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
2055 Strategy Fund
Class R1
October 31, 2011(2)	10.00	.06	(.37)	(.31)	(.06)	—	—
Class R2
October 31, 2011(2)	10.00	.03	(.36)	(.33)	(.04)	—	—
Class R3
October 31, 2011(2)	10.00	.02	(.37)	(.35)	(.02)	—	—
In Retirement Fund
Class A
October 31, 2011(3)(j)	10.25	.14	(.15)	(.01)	(.14)	—	—
Class R1
October 31, 2011	10.28	.24	.07	.31	(.45)	(.04)	—
October 31, 2010	9.27	.27	1.04	1.31	(.30)	—	—
October 31, 2009	8.12	.32	1.12	1.44	(.29)	—	—
October 31, 2008(1)	10.00	.25	(1.87)	(1.62)	(.25)	—	(.01)
Class R2
October 31, 2011	10.28	.27	.01	.28	(.42)	(.04)	—
October 31, 2010	9.27	.28	1.01	1.29	(.28)	—	—
October 31, 2009	8.12	.31	1.11	1.42	(.27)	—	—
October 31, 2008(1)	10.00	.23	(1.86)	(1.63)	(.24)	—	(.01)
Class R3
October 31, 2011	10.27	.19	.07	.26	(.41)	(.04)	—
October 31, 2010	9.26	.23	1.04	1.27	(.26)	—	—
October 31, 2009	8.12	.27	1.13	1.40	(.26)	—	—
October 31, 2008(1)	10.00	.22	(1.87)	(1.65)	(.22)	—	(.01)
See Notes to Financial Highlights at the end of this section.
172

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(f)(g)	% Ratio of Expenses to Average Net Assets, Net(e)(f)(g)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(c)

(.06)	9.63	(3.09)	97	—	—	.63	47

(.04)	9.63	(3.31)	793.25		.25	.28	47

(.02)	9.63	(3.49)	106.50		.50	.21	47

(.14)	10.10	(.06)	1,012.25		.25	1.40	43

(.49)	10.10	3.10	36,059	—	—	2.35	43
(.30)	10.28	14.43	736	2.13	—	2.80	52
(.29)	9.27	18.68	196	4.67	—	3.86	26
(.26)	8.12	(16.82)	84	20.48	—	2.58	11

(.46)	10.10	2.84	17,288.25		.25	2.60	43
(.28)	10.28	14.16	3,809	2.47	.25	2.86	52
(.27)	9.27	18.43	2,356	3.98	.25	3.77	26
(.25)	8.12	(16.95)	83	20.73	.25	2.43	11

(.45)	10.08	2.55	36,445.50		.50	1.90	43
(.26)	10.27	13.88	1,426	2.71	.50	2.39	52
(.26)	9.26	18.09	758	4.83	.50	3.24	26
(.23)	8.12	(17.08)	85	20.94	.50	2.28	11
See Notes to Financial Highlights at the end of this section.
173

Notes to Financial Highlights- October 31, 2011

(1)	For the period March 31, 2008 (commencement of operations) to October 31, 2008.
(2)	For the period January 1, 2011 (commencement of operations) to October 31, 2011.
(3)	For the period February 28, 2011 (commencement of operations) to October 31, 2011.
(a)	Average daily shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Periods less than one year are not annualized.
(d)	Total return for Class A does not reflect a front end sales charge. If sales charges were included, the total return would be lower.
(e)	May reflect amounts waived and/or reimbursed by Russell Investment Management Company (“RIMCo”) and/or Russell Fund Services Company (“RFSC”).
(f)	The ratios for periods less than one year are annualized.
(g)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(h)	Amounts include reclassification between income and return of capital.
(i)	Less than $.01 per share.
(j)	The “$ Net Asset Value, Beginning of Period”, “$ Net Realized and Unrealized Gain (Loss)”, “$ Total from Investments Operations” and “% Total Return” have been changed from the audited October 31, 2011 Annual Report to reflect corrected dollar amounts and percentage.
174

MONEY MANAGER INFORMATION

The money managers of the Underlying Funds are not affiliates of the Funds or Underlying Funds, RIMCo, RFSC or RFS other than as a result of their management of Underlying Fund assets. Each money manager is principally engaged in managing institutional investment accounts. These managers may also serve as managers or advisers to other investment companies unaffiliated with RIC, other RIC Funds, or to other clients of RIMCo or of Frank Russell Company, including Frank Russell Company’s wholly-owned subsidiary, Russell Trust Company. Investments in the Funds are not deposits with or other liabilities of any of the money managers and are subject to investment risk, including loss of income and principal invested and possible delays in payment of redemption proceeds. The money managers do not guarantee the performance of a Fund or any particular rate of return.

For a complete list of current money managers for the Underlying Funds please see the Underlying Funds’ Prospectus. A complete list of current money managers for the Underlying Funds can also be found at www.russell.com.

When considering an investment in the Funds, do not rely on any information unless it is contained in this Prospectus or in the Funds’ Statement of Additional Information. The Funds have not authorized anyone to add any information or to make any additional statements about the Funds. The Funds may not be available in some jurisdictions or to some persons. The fact that you have received this Prospectus should not, in itself, be treated as an offer to sell Shares to you. Changes in the affairs of the Funds or in the Underlying Funds’ money managers may occur after the date on the cover page of this Prospectus. This Prospectus will be amended or supplemented to reflect any material changes to the information it contains.

175

EXPENSE NOTES

The following notes supplement the Annual Fund Operating Expenses tables in the Risk/Return Summary and provide additional information necessary to understand the expenses provided in those tables:

  If you purchase Shares through a Financial Intermediary, such as a bank or an investment adviser, you may also pay additional fees to the intermediary for services provided by the intermediary. You should contact your Financial Intermediary for information concerning what additional fees, if any, will be charged.
  Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class A, Class E, Class R2 and Class R3 Shares of the Funds may not exceed 7.25%, 6.25%, 6.25% and 6.25%, respectively, of total gross sales, subject to certain exclusions. These limitations are imposed at the class level on each Class of Shares of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Class A, Class E, Class R2 and Class R3 Shares may pay more than the economic equivalent of the maximum sales charges permitted by FINRA.
  “Other Expenses” includes a shareholder services fee of 0.25% of average daily net assets for Class E, Class R2 and Class R3 Shares.
  Shareholders in the Funds bear indirectly the proportionate expenses of the Underlying Funds in which they invest. These expenses are reflected in Acquired (Underlying) Fund Fees and Expenses. The Funds’ Net Annual Fund Operating Expense ratios in the table are based on the Funds’ total direct operating expense ratios plus a weighted average of the expense ratios of the Underlying Funds in which the Funds invest. These Net Annual Fund Operating Expense ratios may be higher or lower depending on the allocation of the Funds assets among the Underlying Funds, the actual expenses of the Underlying Funds and the actual expenses of the Funds.
  As a result of the August 15, 2012 changes to each Fund’s target strategic asset allocation to the Underlying Funds in which each Fund will invest, each Fund’s Net Annual Fund Operating Expenses will increase.  Updated Net Annual Fund Operating Expenses will be included in the Prospectus for the Funds when the changes to the target strategic asset reallocations are effective on August 15, 2012.  The new Net Annual Fund Operating Expenses can be estimated by adding a Fund’s current total direct operating expenses to the weighted average of the net annual fund operating expenses of the Underlying Funds in which the Fund invests based on information contained in the Underlying Funds’ Shareholder Reports, which will be available at the end of June, for the period ending April 30, 2012 and in the Prospectus for any Underlying Fund which is not currently an Underlying Fund.

176

PERFORMANCE NOTES

The following notes supplement the Performance tables in the Risk/Return Summary and provide additional information necessary to understand the returns provided in those tables:

The calculation of total return after taxes on distributions and sale of Fund Shares assumes that a shareholder has sufficient capital gains of the same character to offset any capital losses on a sale of Fund Shares and that the shareholder may therefore deduct the entire capital loss.

2015 Strategy Fund

The Barclays U.S. Aggregate Bond Index was formerly known as the Barclays Capital U.S. Aggregate Bond Index.

2020 Strategy Fund

The Barclays U.S. Aggregate Bond Index was formerly known as the Barclays Capital U.S. Aggregate Bond Index.

The Fund first issued Class D, E and S Shares on January 3, 2005.

The Fund first issued Class A Shares on September 1, 2005. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%. Class A Shares will have substantially similar annual returns (both before and after tax) as the Class E Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

The Fund first issued Class R1 Shares on June 7, 2006. The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares. Class R1 Shares will have substantially similar annual returns (both before and after tax) as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class R1 Shares do not have the same expenses as the Class S Shares.

The Fund first issued Class R2 Shares on September 8, 2006. The returns shown for Class R2 Shares prior to that date are the returns of the Fund’s Class E Shares. Class R2 Shares will have substantially similar annual returns (both before and after tax) as the Class E Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class R2 Shares do not have the same expenses as the Class E Shares.

Class D Shares were redesignated Class R3 Shares on March 1, 2006.

2030 Strategy Fund

The Fund first issued Class D, E and S Shares on January 3, 2005.

The Fund first issued Class A Shares on September 1, 2005. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%. Class A Shares will have substantially similar annual returns (both before and after tax) as the Class E Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

The Fund first issued Class R1 Shares on June 7, 2006. The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares. Class R1 Shares will have substantially similar annual returns (both before and after tax) as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class R1 Shares do not have the same expenses as the Class S Shares.

The Fund first issued Class R2 Shares on September 8, 2006. The returns shown for Class R2 Shares prior to that date are the returns of the Fund’s Class E Shares. Class R2 Shares will have substantially similar annual returns (both before and after tax) as the Class E Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class R2 Shares do not have the same expenses as the Class E Shares.

177

Class D Shares were redesignated Class R3 Shares on March 1, 2006.

2040 Strategy Fund

The Fund first issued Class D, E and S Shares on January 3, 2005.

The Fund first issued Class A Shares on September 1, 2005. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%. Class A Shares will have substantially similar annual returns (both before and after tax) as the Class E Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

The Fund first issued Class R1 Shares on June 7, 2006. The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares. Class R1 Shares will have substantially similar annual returns (both before and after tax) as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class R1 Shares do not have the same expenses as the Class S Shares.

The Fund first issued Class R2 Shares on March 17, 2006. The returns shown for Class R2 Shares prior to that date are the returns of the Fund’s Class E Shares. Class R2 Shares will have substantially similar annual returns (both before and after tax) as the Class E Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class R2 Shares do not have the same expenses as the Class E Shares.

Class D Shares were redesignated Class R3 Shares on March 1, 2006.

In Retirement Fund

The Barclays U.S. Aggregate Bond Index was formerly known as the Barclays Capital U.S. Aggregate Bond Index.

The Fund first issued Class A Shares on February 25, 2011. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class R2 Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%. Class A Shares will have substantially similar annual returns (both before and after tax) as the Class R2 Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class R2 Shares.

178

For more information about the Funds, the following documents are available without charge:

ANNUAL/SEMIANNUAL REPORTS: Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds.

The annual and semiannual reports for each Fund and the SAI are incorporated into this Prospectus by reference. You may obtain free copies of the annual report, semiannual report or the Funds’ and Underlying Funds’ SAI, and may request other information or make other inquiries, by contacting your Financial Intermediary or the Funds at:

Russell Investment Company
1301 Second Avenue
18th Floor
Seattle, WA 98101
Telephone: 1-800-787-7354

The Funds’ and Underlying Funds’ SAI and annual and semiannual reports to shareholders are available, free of charge, on the Funds’ Web site at www.russell.com.

Each year you are automatically sent an updated Prospectus and annual and semiannual reports for the Funds. You may also occasionally receive notifications of Prospectus changes and proxy statements for the Funds. In order to reduce the volume of mail you receive, when possible, only one copy or one mailing of these documents will be sent to shareholders who are part of the same family, sharing the same name and the same household address. If you would like to opt out of the household-based mailings, please call your Financial Intermediary.

Some Financial Intermediaries may offer electronic delivery of the Funds’ Prospectus and annual and semiannual reports. Please contact your Financial Intermediary for further details.

You can review and copy information about the Funds (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission’s Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549.

Distributor: Russell Financial Services, Inc.
Russell Investment Company’s SEC File No. 811-03153
36-08-181 (0612)
00086095

Prospectus

LifePoints®  Funds
Target Distribution Strategies

APRIL 30, 2012, As Supplemented Through June 12, 2012

Fund	Ticker Symbol
2017 Retirement Distribution Fund – A Shares	RRDAX
2017 Retirement Distribution Fund – S Shares	RRDSX
As with all mutual funds, the Securities and Exchange Commission has neither determined that the information in this Prospectus is accurate or complete, nor approved or disapproved of these securities. It is a criminal offense to state otherwise.	800-787-7354

Risk/Return Summary

2017 Retirement Distribution Fund — A Shares

Investment Objective

The Fund primarily seeks to provide a stated annual target distribution for 10 years from its inception. As a secondary objective, the Fund seeks preservation of a portion of the capital initially invested.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Funds. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges section and the More About Deferred Sales Charges section, beginning on pages 102 and 104, respectively of the Prospectus, and the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 17 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%
Maximum Deferred Sales Charge (Load)*	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
*	The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

Class A Shares
Advisory Fee	0.20%
Distribution (12b-1) Fees	0.25%
Other Expenses	5.50%
Acquired Fund Fees and Expenses	0.67%
Total Annual Fund Operating Expenses	6.62%
Less Fee Waivers and Expense Reimbursements	(5.43)%
Net Annual Fund Operating Expenses	1.19%
#	“Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” have been restated to reflect the proportionate share of the expenses of the Underlying Funds in which the Fund invests.

Until April 29, 2013, RIMCo has contractually agreed to waive up to the full amount of its 0.20% advisory fee and then to reimburse the Fund for other direct expenses to the extent that direct expenses exceed 0.52% of the average daily net assets of the Fund on an annual basis. Direct operating expenses do not include extraordinary expenses or the expenses of other investment companies in which the Fund invests, including the Underlying Funds, which are borne indirectly by the Funds. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.

1

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Class A Shares
1 Year	$689
3 Years	$1,964
5 Years	$3,197
10 Years	$6,111

Portfolio Turnover

The Fund pays no transaction costs or commissions when it buys and sells Shares of the Underlying Funds. The Underlying Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Underlying Funds’ performance. Portfolio turnover rates for the Underlying Funds are available in the Prospectus for the Underlying Funds.

Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund is not intended for pre-retirement wealth accumulation. It is intended to provide for distribution (or “decumulation”) of assets during retirement. The Fund seeks to provide steady, predictable, but not guaranteed distributions by making ten stated annual target distributions (the “Term”). The Fund’s distribution policy may be modified at any time. The Fund’s current annual target distribution is $0.70 per share per year payable annually. This distribution is not guaranteed and a substantial portion of the distribution may be return of capital.

The Fund was opened in 2008 and, as of the date of this Prospectus, has made four distributions. The Fund intends to make its last annual distribution in 2017. The annual distribution will consist of all income from dividends and interest, short-term realized capital gains and long-term realized capital gains (“Required Tax Distributions”). If the Required Tax Distributions for a year are less than the annual target distribution, the annual target distribution will also include a return of capital . This means you will receive a portion of your original investment back as part or all of the annual target distribution. If the Required Tax Distributions are greater than the annual target distribution, there will be a “ Distribution Overage. ” In order for you to receive your expected annual target distributions, you must reinvest all Distribution Overages . The target distributions per share will be reduced in future years as you will hold more shares after you re-invest the Distribution Overage. If you do not immediately reinvest all Distribution Overages by purchasing additional Fund shares, you will not receive the same distribution from this Fund in subsequent years.

Because the Fund’s net asset value (“NAV”) changes daily, the Fund’s payout ratio (target distribution per share divided by net asset value per share) will change on a daily basis . To calculate the number of shares you should buy in order to received a desired aggregate annual distribution, see “Determining How Many Shares to Buy” in the Fund’s Prospectus.

The Fund is a fund of funds and seeks to achieve its objective principally by investing in the Underlying Funds using a dynamic asset allocation investment strategy. The Underlying Funds are designed to provide the foundation for a diversified portfolio. Each major asset class (U.S. equity, non-U.S. equity, fixed income, alternative and cash) is represented by one or more Underlying Funds. The Underlying Funds employ a multi-manager approach whereby assets

2

of the Underlying Fund are allocated to different money managers unaffiliated with Russell Investment Management Company (“RIMCo”) . The Underlying Funds to which the Fund allocates its assets and the percentage allocations will change over time. In addition, the Fund may in the future invest in other funds which are not currently Underlying Funds.

Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

  Purchase After First Stated Annual Target Distribution. Investors who purchase shares after the Fund has made its first stated annual target distribution may not receive the same results as investors who purchase shares prior to that distribution. This may include a different payout ratio and/or a different amount of the investor’s initial investment remaining at the end of the period.
  Target Distribution. Neither the Fund nor RIMCo can offer any assurance that the Fund will be able to make its target distributions or return all or a portion of your initial investment. Exceptional market returns, both positive and negative, may impact the ability of the Fund to make its target distributions as well as the amount of your initial investment that will remain at the end of the Fund’s term.
  Impact of Changes to Net Asset Value . If the NAV per share of the Fund decreases due to declines in the value of the Fund’s investments, there will be a reduced probability that the Fund will make the full amount of each of its target distributions and the amount of your initial investment remaining at the end of the Term will be less and may possibly be zero.
  Return of Capital. To the extent that income and capital gains are insufficient to pay the targeted distributions, the Fund will distribute a portion of invested capital as a return of capital. Substantial return of capital may decrease the likelihood of the Fund achieving its secondary objective of preservation of a portion of the capital initially invested.
  Sufficient Assets. The Fund seeks to provide a steady, but not guaranteed, level of distributions to its shareholders for the Term of the Fund. This is contingent on the Fund having sufficient assets to make such distributions. If the Fund does not have sufficient assets, it will distribute the remaining assets and the Fund will terminate.
  Investment Model Assumptions. The investment model used by the Funds relies on RIMCo’s capital markets assumptions. The capital markets assumptions may differ from actual results and the investment model’s asset allocation may be more aggressive or more conservative than necessary. If investment performance is substantially below assumptions in the investment model such that even a very conservative asset allocation appears unlikely to meet the Fund’s primary objective of paying the stated target distribution, the Fund may shift into an asset allocation with higher risk and higher potential for return to increase the likelihood that the Fund can make its target distributions.
  Investing in Affiliated Underlying Funds . The assets of the Fund are invested principally in Shares of the Underlying Funds, and the investment performance of the Fund is directly related to the investment performance of the Underlying Funds in which it invests. RIMCo is the investment adviser for both the Fund and the Underlying Funds and may be deemed to have a conflict of interest in determining the allocation of the Fund to the Underlying Funds.
  Asset Allocation. Neither the Fund nor RIMCo can offer any assurance that the asset allocation of the Fund will either maximize returns or minimize risks. Nor can the Fund or RIMCo offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor.
  Long-Term Viability Risk . There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time. You should consider your own investment goals and risk tolerance before investing in any Fund.

The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. The following are the principal risks associated with investing in the Underlying Funds which are also principal risks of investing in the Fund as a result of its investment in the Underlying Funds:

3

  Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
  Active Management . The securities selected for the portfolio may not perform as the Fund’s money managers expect. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies.
  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price.
  Fixed Income Securities . Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. The Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. In addition, fixed income securities may be downgraded in credit rating or go into default.
  Mortgage-Backed Securities . Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The underlying assets may default or decline in quality or value.
  Bank Obligations . The banking industry may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. The banking industry may also be impacted by legal and regulatory developments.
  U.S. and Non-U.S Corporate Debt Securities Risk . Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk, and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose the Fund to greater risk than investments in U.S. corporate debt securities.
  Non-U.S. and Emerging Markets Securities. Non-U.S. securities have risks relating to political, economic and regulatory conditions in foreign countries. The risks associated with non-U.S. securities may be amplified for emerging markets securities.
  Derivatives . Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Credit default swaps could result in losses if the creditworthiness of the company or companies on which the credit default swap is based is evaluated incorrectly.
  Commodity Risk . Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or sectors affecting a particular industry or commodity and international economic, political and regulatory developments. The use of leveraged commodity-linked derivatives creates an opportunity for increased return, but also creates the possibility for a greater loss.
  Real Estate Securities . Just as real estate values go up and down, the value of the securities of companies involved in the industry also fluctuates. Real estate securities, including REITs, may be affected by changes in the value of the underlying properties owned by the companies and by the quality of tenants’ credit.
  Infrastructure Companies. Infrastructure companies are subject to the risk that: the potential for realized revenue volumes is significantly lower than projected and/or cost overruns; the nature of the concession fundamentally changes during the life of the project (e.g., the state sponsor alters the terms); macroeconomic factors such as low
4

  GDP growth or high nominal interest rates raise the average cost of funding; government regulation may affect rates charged to customers; government budgetary constraints impact projects; special tariffs are imposed; and changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company’s operations or an accident, changes in market sentiment towards infrastructure and terrorist acts.
  Master Limited Partnerships (“MLPs”). Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Underlying Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes.
  Liquidity Risk . The market for certain investments may become illiquid under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The officers and Trustees of the Fund currently serve as officers and Trustees of the Underlying Funds. RIMCo presently serves as investment manager of the Fund and Underlying Funds. Therefore, conflicts may arise as those persons and RIMCo fulfill their fiduciary responsibilities to the Fund and to the Underlying Funds.

Effective August 15, 2012, the following risk factor replaces the “Equity Securities” risk factor listed above:

  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks and the relative performance of stocks selected pursuant to a defensive style may fluctuate over time. Dynamic stocks have higher than average stock price volatility and may experience sharp declines in value.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

Performance

The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund varies from year to year since the beginning of the Fund’s operations. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. Please see the Performance Notes section of the Fund’s Prospectus for further information regarding performance of the Fund.

Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at www.russell.com.

5

A Shares Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2011	1 Year	Since Inception
Return Before Taxes	(8.99)%	(5.60)%
Return After Taxes on Distributions	(9.60)%	(6.51)%
Return After Taxes on Distributions and Sale of Fund Shares	(5.83)%	(5.19)%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.38%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	1.50%	(1.42)%
Russell Developed ex-U.S. Large Cap Index (net of tax on dividends from foreign holdings) (reflects no deduction for fees, expenses or taxes)	(12.35)%	(7.66)%
Management

Investment Adviser

RIMCo is the investment adviser of the Fund and the Underlying Funds.

Portfolio Manager

John Greves, a Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Greves has managed the Fund since December 2010.

Additional Information

For important information about:

  Purchase of Fund Shares, please see How to Purchase Shares on page 13.
  Redemption of Fund Shares, please see How to Redeem Shares on page 13.
  Taxes, please see Taxes on page 13.
  Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 13.
6

2017 Retirement Distribution Fund — S Shares

Investment Objective

The Fund primarily seeks to provide a stated annual target distribution for 10 years from its inception. As a secondary objective, the Fund seeks preservation of a portion of the capital initially invested.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

Class S Shares
Advisory Fee	0.20%
Distribution (12b-1) Fees	0.00%
Other Expenses	3.40%
Acquired Fund Fees and Expenses	0.66%
Total Annual Fund Operating Expenses	4.26%
Less Fee Waivers and Expense Reimbursements	(3.33)%
Net Annual Fund Operating Expenses	0.93%
#	“Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” have been restated to reflect the proportionate share of the expenses of the Underlying Funds in which the Fund invests.

Until April 29, 2013, RIMCo has contractually agreed to waive up to the full amount of its 0.20% advisory fee and then to reimburse the Fund for other direct expenses to the extent that direct expenses exceed 0.27% of the average daily net assets of the Fund on an annual basis. Direct operating expenses do not include extraordinary expenses or the expenses of other investment companies in which the Fund invests, including the Underlying Funds, which are borne indirectly by the Funds. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Class S Shares
1 Year	$95
3 Years	$988
5 Years	$1,895
10 Years	$4,220

Portfolio Turnover

The Fund pays no transaction costs or commissions when it buys and sells Shares of the Underlying Funds. The Underlying Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Underlying Funds’ performance. Portfolio turnover rates for the Underlying Funds are available in the Prospectus for the Underlying Funds.

Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund is not intended for pre-retirement wealth accumulation. It is intended to provide for distribution (or “decumulation”) of assets during retirement. The Fund seeks to provide steady, predictable, but not guaranteed distributions by making ten stated annual target distributions (the “Term”). The Fund’s distribution policy may be modified at any time. The Fund’s current annual target distribution is $0.7287 per share per year payable annually. This distribution is not guaranteed and a substantial portion of the distribution may be return of capital.

The Fund was opened in 2008 and, as of the date of this Prospectus, has made four distributions. The Fund intends to make its last annual distribution in 2017. The annual distribution will consist of all income from dividends and interest, short-term realized capital gains and long-term realized capital gains (“Required Tax Distributions”). If the Required Tax Distributions for a year are less than the annual target distribution, the annual target distribution will also include a return of capital . This means you will receive a portion of your original investment back as part or all of the annual target distribution. If the Required Tax Distributions are greater than the annual target distribution, there will be a “ Distribution Overage. ” In order for you to receive your expected annual target distributions, you must reinvest all Distribution Overages . The target distributions per share will be reduced in future years as you will hold more shares after you re-invest the Distribution Overage. If you do not immediately reinvest all Distribution Overages by purchasing additional Fund shares, you will not receive the same distribution from this Fund in subsequent years. The target distribution per share will also be changed in future years to adjust for the redemption of shares from your account to pay your financial intermediary an assumed 1.00% fee per year. If your fee exceeds 1.00% per year, your aggregate distribution in future years will be lower.

Because the Fund’s net asset value (“NAV”) changes daily, the Fund’s payout ratio (target distribution per share divided by net asset value per share) will change on a daily basis . To calculate the number of shares you should buy in order to received a desired aggregate annual distribution, see “Determining How Many Shares to Buy” in the Fund’s Prospectus.

The Fund is a fund of funds and seeks to achieve its objective principally by investing in the Underlying Funds using a dynamic asset allocation investment strategy. The Underlying Funds are designed to provide the foundation for a diversified portfolio. Each major asset class (U.S. equity, non-U.S. equity, fixed income, alternative and cash) is

8

represented by one or more Underlying Funds. The Underlying Funds employ a multi-manager approach whereby assets of the Underlying Fund are allocated to different money managers unaffiliated with Russell Investment Management Company (“RIMCo”) . The Underlying Funds to which the Fund allocates its assets and the percentage allocations will change over time. In addition, the Fund may in the future invest in other funds which are not currently Underlying Funds.

Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

  Purchase After First Stated Annual Target Distribution. Investors who purchase shares after the Fund has made its first stated annual target distribution may not receive the same results as investors who purchase shares prior to that distribution. This may include a different payout ratio and/or a different amount of the investor’s initial investment remaining at the end of the period.
  Target Distribution. Neither the Fund nor RIMCo can offer any assurance that the Fund will be able to make its target distributions or return all or a portion of your initial investment. Exceptional market returns, both positive and negative, may impact the ability of the Fund to make its target distributions as well as the amount of your initial investment that will remain at the end of the Fund’s term.
  Impact of Changes to Net Asset Value . If the NAV per share of the Fund decreases due to declines in the value of the Fund’s investments, there will be a reduced probability that the Fund will make the full amount of each of its target distributions and the amount of your initial investment remaining at the end of the Term will be less and may possibly be zero.
  Return of Capital. To the extent that income and capital gains are insufficient to pay the targeted distributions, the Fund will distribute a portion of invested capital as a return of capital. Substantial return of capital may decrease the likelihood of the Fund achieving its secondary objective of preservation of a portion of the capital initially invested.
  Sufficient Assets. The Fund seeks to provide a steady, but not guaranteed, level of distributions to its shareholders for the Term of the Fund. This is contingent on the Fund having sufficient assets to make such distributions. If the Fund does not have sufficient assets, it will distribute the remaining assets and the Fund will terminate.
  Investment Model Assumptions. The investment model used by the Funds relies on RIMCo’s capital markets assumptions. The capital markets assumptions may differ from actual results and the investment model’s asset allocation may be more aggressive or more conservative than necessary. If investment performance is substantially below assumptions in the investment model such that even a very conservative asset allocation appears unlikely to meet the Fund’s primary objective of paying the stated target distribution, the Fund may shift into an asset allocation with higher risk and higher potential for return to increase the likelihood that the Fund can make its target distributions.
  Investing in Affiliated Underlying Funds . The assets of the Fund are invested principally in Shares of the Underlying Funds, and the investment performance of the Fund is directly related to the investment performance of the Underlying Funds in which it invests. RIMCo is the investment adviser for both the Fund and the Underlying Funds and may be deemed to have a conflict of interest in determining the allocation of the Fund to the Underlying Funds.
  Asset Allocation. Neither the Fund nor RIMCo can offer any assurance that the asset allocation of the Fund will either maximize returns or minimize risks. Nor can the Fund or RIMCo offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor.
  Long-Term Viability Risk . There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time. You should consider your own investment goals and risk tolerance before investing in any Fund.

The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. The following are the principal risks associated with investing in the Underlying Funds which are also principal risks of investing in the Fund as a result of its investment in the Underlying Funds:

9

  Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
  Active Management . The securities selected for the portfolio may not perform as the Fund’s money managers expect. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies.
  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price.
  Fixed Income Securities . Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. The Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. In addition, fixed income securities may be downgraded in credit rating or go into default.
  Mortgage-Backed Securities . Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The underlying assets may default or decline in quality or value.
  Bank Obligations . The banking industry may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. The banking industry may also be impacted by legal and regulatory developments.
  U.S. and Non-U.S Corporate Debt Securities Risk . Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk, and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose the Fund to greater risk than investments in U.S. corporate debt securities.
  Non-U.S. and Emerging Markets Securities. Non-U.S. securities have risks relating to political, economic and regulatory conditions in foreign countries. The risks associated with non-U.S. securities may be amplified for emerging markets securities.
  Derivatives . Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Credit default swaps could result in losses if the creditworthiness of the company or companies on which the credit default swap is based is evaluated incorrectly.
  Commodity Risk . Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or sectors affecting a particular industry or commodity and international economic, political and regulatory developments. The use of leveraged commodity-linked derivatives creates an opportunity for increased return, but also creates the possibility for a greater loss.
  Real Estate Securities . Just as real estate values go up and down, the value of the securities of companies involved in the industry also fluctuates. Real estate securities, including REITs, may be affected by changes in the value of the underlying properties owned by the companies and by the quality of tenants’ credit.
  Infrastructure Companies. Infrastructure companies are subject to the risk that: the potential for realized revenue volumes is significantly lower than projected and/or cost overruns; the nature of the concession fundamentally changes during the life of the project (e.g., the state sponsor alters the terms); macroeconomic factors such as low
10

  GDP growth or high nominal interest rates raise the average cost of funding; government regulation may affect rates charged to customers; government budgetary constraints impact projects; special tariffs are imposed; and changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company’s operations or an accident, changes in market sentiment towards infrastructure and terrorist acts.
  Master Limited Partnerships (“MLPs”). Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Underlying Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes.
  Liquidity Risk . The market for certain investments may become illiquid under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The officers and Trustees of the Fund currently serve as officers and Trustees of the Underlying Funds. RIMCo presently serves as investment manager of the Fund and Underlying Funds. Therefore, conflicts may arise as those persons and RIMCo fulfill their fiduciary responsibilities to the Fund and to the Underlying Funds.

Effective August 15, 2012, the following risk factor replaces the “Equity Securities” risk factor listed above:

  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks and the relative performance of stocks selected pursuant to a defensive style may fluctuate over time. Dynamic stocks have higher than average stock price volatility and may experience sharp declines in value.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

Performance

The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund varies from year to year since the beginning of the Fund’s operations. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. Please see the Performance Notes section of the Fund’s Prospectus for further information regarding performance of the Fund.

Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at www.russell.com.

11

S Shares Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2011	1 Year	Since Inception
Return Before Taxes	(1.87)%	(4.00)%
Return After Taxes on Distributions	(2.52)%	(4.90)%
Return After Taxes on Distributions and Sale of Fund Shares	(1.20)%	(3.85)%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.38%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	1.50%	(1.42)%
Russell Developed ex-U.S. Large Cap Index (net of tax on dividends from foreign holdings) (reflects no deduction for fees, expenses or taxes)	(12.35)%	(7.66)%
Management

Investment Adviser

RIMCo is the investment adviser of the Fund and the Underlying Funds.

Portfolio Manager

John Greves, a Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Greves has managed the Fund since December 2010.

Additional Information

For important information about:

  Purchase of Fund Shares, please see How to Purchase Shares on page 13.
  Redemption of Fund Shares, please see How to Redeem Shares on page 13.
  Taxes, please see Taxes on page 13.
  Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 13.
12

Additional Information

How to Purchase Shares

Unless you are eligible to participate in a Russell employee investment program, Shares are only available through a select network of Financial Intermediaries. Certain Classes of Shares may only be purchased by specified categories of investors. There is currently no required minimum initial investment. Each Fund reserves the right to close any account whose balance falls below $1,000 and to change the categories of investors eligible to purchase its Shares.

For more information about how to purchase Shares, please see Additional Information about How to Purchase Shares in the Funds’ Prospectus.

How to Redeem Shares

Shares may be redeemed through your Financial Intermediary on any business day of the Funds (a day on which the New York Stock Exchange (“NYSE”) is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after a Fund receives an order in proper form as determined by your Financial Intermediary. Redemption requests must be received by a Fund or an authorized Fund agent prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier, to be processed at the net asset value calculated on that day. Please contact your Financial Intermediary for instructions and processing times on how to place redemption requests.

For more information about how to redeem Shares, please see Additional Information about How to Redeem Shares in the Funds’ Prospectus.

Taxes

In general, distributions from a Fund are taxable to you as either ordinary income or capital gains.

For more information about these and other tax matters relating to each Fund and its shareholders, please see Additional Information about Taxes in the Funds’ Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other Financial Intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s Web site for more information.

For more information about payments to broker-dealers and other Financial Intermediaries please see Distribution and Shareholder Services Arrangements and Payments to Financial Intermediaries in the Funds’ Prospectus.

13

MANAGEMENT OF THE Funds and Underlying Funds

The Funds’ and Underlying Funds’ investment adviser is RIMCo, 1301 Second Avenue, 18th Floor, Seattle, Washington 98101. RIMCo pioneered the “multi-style, multi-manager” investment method in mutual funds and, as of December 31, 2011, managed over $35 billion in 50 mutual fund portfolios. RIMCo, a wholly-owned subsidiary of Frank Russell Company (“Russell”), was established in 1982 to serve as the investment management arm of Russell. Russell is a subsidiary of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). Founded in 1857, Northwestern Mutual is a mutual insurance company headquartered in Milwaukee, Wisconsin.

The Funds’ and Underlying Funds’ administrator and transfer agent is Russell Fund Services Company (“RFSC”), a wholly-owned subsidiary of RIMCo.

The Russell Investment Company (“RIC”) funds (“RIC Funds”) are offered through certain banks (including bank trust departments), registered investment advisers, broker-dealers and other financial services organizations (collectively, “Financial Intermediaries”) that have been selected by RIMCo or Russell Financial Services, Inc. (the “Distributor”). Each Fund offers investors the opportunity to invest in a diversified mutual fund investment allocation program and is designed to provide exposure to RIMCo’s “multi-style, multi-manager diversification” investment method utilizing RIMCo’s and Russell’s money manager research services.

Russell was founded in 1936 and has been providing comprehensive asset management consulting services for over 30 years to institutional investors, principally large corporate employee benefit plans. Russell provides RIMCo and the RIC Funds with the money manager research services that it provides to its other clients. The Funds and Underlying Funds do not compensate Russell for these services.

Unlike most investment companies that have a single organization that acts as investment adviser, the Underlying Funds, other than the Russell Money Market Fund, divide responsibility for investment advice between RIMCo and a number of money managers unaffiliated with RIMCo. RIMCo utilizes the money manager research and other resources of Russell in providing services to the RIC Funds. Russell’s money manager research services include evaluating and recommending to RIMCo professional investment advisory and management organizations (“money managers”) to make specific portfolio investments for each asset class, according to designated investment objectives, styles and strategies. Most Underlying Funds’ assets are invested using a “multi-style, multi-manager diversification” technique.

Each Fund has a greater potential than most mutual funds for diversification among investment styles and money managers since it invests in shares of several Underlying Funds. Each Fund was created to provide a mutual fund investor with a simple but effective means of structuring a diversified mutual fund investment program.

Each Fund  and Underlying Fund conducts its business through a number of service providers who act on its behalf. RIMCo, the Funds’ and Underlying Funds’ investment adviser, evaluates and oversees the Underlying Funds’ money managers as more fully described below. Each of the Underlying Funds’ money managers makes investment decisions for the portion of the Underlying Fund assigned to it by RIMCo. RFSC, in its capacity as the Funds’ and Underlying Funds’ administrator, provides or oversees the provision of all administrative services for the Funds and Underlying Funds. The Funds’ and Underlying Funds’ custodian, State Street Bank, maintains custody of the Funds’ and Underlying Funds’ assets and establishes and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which the Funds  and Underlying Funds invest. RFSC, in its capacity as the Funds’ transfer agent, is responsible for maintaining the Funds’ shareholder records and carrying out shareholder transactions. When a Fund acts in one of these areas, it does so through the service provider responsible for that area.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Funds and Underlying Funds, including developing the investment program for each Fund and Underlying Fund. All assets of the Funds are allocated to the Underlying Funds. RIMCo selects, subject to the approval of the Underlying Funds’ Board of Trustees, money managers for the Underlying Funds, allocates Underlying Fund assets among those money managers, oversees them and evaluates their performance results. The Underlying Funds’ money managers select the individual portfolio securities for the assets of the Underlying Funds assigned to them. Except for the Russell Money Market Fund, RIMCo allocates most, currently usually at least 80%, of each Underlying Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of each Underlying Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to money managers include an Underlying Fund’s liquidity reserves and assets which may be managed directly by RIMCo to modify the Underlying Fund’s portfolio characteristics as a means to manage the Underlying Fund’s risk factor exposures. RIMCo may also manage portions of an Underlying Fund during transitions between money managers.

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RIMCo’s employee who has primary responsibility for the management of the Funds (the “RIMCo Manager”) is:

  John Greves, Portfolio Manager since March 2012. From July 2010 to February 2012, Mr. Greves was an Associate Portfolio Manager. From January 2009 through June 2010, Mr. Greves was a Senior Portfolio Analyst. From December 2006 through January 2009, Mr. Greves was a Portfolio Analyst. From October 2003 to December 2006 Mr. Greves was a Sales Analyst. Mr. Greves has primary responsibility for the management of the 2017 Retirement Distribution Fund - A Shares and 2017 Retirement Distribution Fund – S Shares.

Please see the Funds’ Statement of Additional Information for additional information about the RIMCo Manager’s compensation, other accounts managed by the RIMCo Manager and the RIMCo Manager’s ownership of securities in the Funds.

In the last fiscal year, the Funds did not pay RIMCo any advisory fees. However, the Funds paid indirectly a proportionate share of operating expenses of the Underlying Funds, including the advisory fees paid to RIMCo by the Underlying Funds in which the Funds invest.

In the last fiscal year, the aggregate annual rate of advisory fees paid to RIMCo monthly on a pro rata basis as a percentage of average daily net assets of each Underlying Fund was: Russell U.S. Core Equity Fund, 0.55%; Russell U.S. Quantitative Equity Fund, 0.55%; Russell U.S. Small Cap Equity Fund, 0.70%; Russell International Developed Markets Fund, 0.70%; Russell Global Equity Fund, 0.95%; Russell Emerging Markets Fund, 1.15%; Russell Global Opportunistic Credit Fund, 0.72%; Russell Strategic Bond Fund, 0.49%; Russell Investment Grade Bond Fund, 0.25%; Russell Short Duration Bond Fund, 0.40%; Russell Commodity Strategies Fund, 0.95%; Russell Global Infrastructure Fund, 0.91%; Russell Global Real Estate Securities Fund, 0.80%; and Russell Money Market Fund, 0.00%.

Each Underlying Fund, except the Russell Money Market Fund, invests its cash reserves in an unregistered cash management fund advised by RIMCo. RIMCo has waived its 0.05% advisory fee for the unregistered fund. RFSC charges a 0.05% administrative fee to the unregistered fund. The fees payable by an Underlying Fund with respect to the investment of the cash reserves are included in the Acquired Fund Fees and Expenses in the Underlying Fund’s Annual Fund Operating Expenses table if they are at least 0.01% of the Fund’s average net assets.

Each Underlying Fund that lends its portfolio securities invests all or a portion of its collateral received in securities lending transactions in an unregistered cash management fund advised by RIMCo.  The aggregate annual rate of advisory and administrative fees payable to RIMCo and RFSC on the securities lending collateral invested in the unregistered fund is 0.10%.

A discussion regarding the basis for approval by the Board of Trustees (“Board”) of the continuation of the investment advisory contract between RIMCo and the Funds is available in the Funds’ annual report to shareholders covering the period ended December 31, 2011.

THE MONEY MANAGERS for the Underlying Funds

Each Underlying Fund allocates most of its assets among the money managers unaffiliated with RIMCo listed under “Money Manager Information” at the end of this Prospectus. Assets not allocated to money managers are managed by RIMCo. RIMCo, as the Underlying Funds’ adviser, may change the allocation of an Underlying Fund’s assets at any time.

Each money manager has complete discretion to select portfolio securities for its segment of an Underlying Fund’s assets. At the same time, however, each money manager must operate within each Underlying Fund’s investment objectives, restrictions and policies. Additionally, each money manager must operate within more specific parameters developed from time to time by RIMCo. RIMCo develops such parameters for each money manager based on RIMCo’s assessment of the money manager’s expertise and investment style. By assigning more specific parameters to each money manager, RIMCo attempts to capitalize on the strengths of each money manager and to combine their investment activities in a complementary fashion. Although, under the Funds’ multi-manager structure, RIMCo is responsible for oversight of the services provided by the Underlying Funds’ money managers and for providing reports to the Board regarding the money managers’ activities, the Board, the officers, RIMCo and Russell do not evaluate the investment merits of a money manager’s individual security selections.

The Underlying Funds received an exemptive order from the Securities and Exchange Commission (“SEC”) that permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Underlying Funds’ Board, without a shareholder vote. An Underlying Fund is required to notify its shareholders within 60 days after a

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money manager begins providing services. Each Underlying Fund selects money managers based upon the research and recommendations of RIMCo. RIMCo, utilizing the money manager research provided by Russell, evaluates quantitatively and qualitatively the money managers’ investment style and process, performance record and portfolio characteristics in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in the selection or termination of any money manager.

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INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES OF THE FUNDS

Each of the following Russell Investment Company (“RIC”) LifePoints Funds (the “Funds”) has a non-fundamental investment objective. This means that each Fund’s investment objective may be changed by the Board of Trustees (“Board”) of that Fund without shareholder approval. If a Fund’s investment objective is changed, the Prospectus will be supplemented to reflect the new investment objective. To the extent that there is a material change in a Fund’s investment objective, shareholders will be provided with reasonable notice.

2017 Retirement Distribution Fund – A Shares	The Fund primarily seeks to provide a stated annual target distribution for 10 years from its inception. As a secondary objective, the Fund seeks preservation of a portion of the capital initially invested.
2017 Retirement Distribution Fund – S Shares	The Fund primarily seeks to provide a stated annual target distribution for 10 years from its inception. As a secondary objective, the Fund seeks preservation of a portion of the capital initially invested.

Principal Investment Strategies

Each of the Funds discussed in this Prospectus is a “fund of funds,” and seeks to achieve its objective primarily by investing in several other RIC Funds (the “Underlying Funds”) representing various asset classes.

The Funds are not intended for pre-retirement wealth accumulation. They are intended to provide for distribution (or “decumulation”) of assets during retirement.

The Fund seeks to provide steady, predictable, but not guaranteed distributions by making ten stated annual target distributions (the “Term”) . The Funds were opened in 2008 and, as of the date of this Prospectus, have made four distributions. Each Fund will make its last annual distribution in the year designated in that Fund’s name. The annual distribution will consist of all income from dividends and interest, short-term realized capital gains and long-term realized capital gains (“Required Tax Distributions”). If the Required Tax Distributions for a year are less than the annual target distribution, the annual target distribution will also include a return of capital. If the Required Tax Distributions are greater than the annual target distribution, there will be a “Distribution Overage” and the target distributions per share will be reduced in future years as you will hold more shares after you re-invest the Distribution Overage.

In general, if a Fund has investment performance above the performance assumptions in the investment model, the Fund’s investments will shift into asset classes with higher risk and higher potential return. Conversely, investment performance below performance assumptions in the investment model will generally cause a Fund’s portfolio to shift toward a more conservative asset allocation to increase the probability of meeting the Fund’s primary objective of paying its stated target distributions. However, if investment performance is substantially below assumptions in the investment model such that even a very conservative asset allocation appears unlikely to meet a Fund’s primary objective of paying the stated target distribution, the Fund may shift into an asset allocation with higher risk and higher potential for return to increase the likelihood that the Fund can make its target distributions. For more information, please refer to the section “Investments of the Funds” below.

Target Distributions and Return of Capital

The Funds seek to provide steady, predictable, but not guaranteed , distributions.

Because a Fund’s net asset value (“NAV”) changes daily, a Fund’s payout ratio will change on a daily basis . To calculate the number of shares you should buy, see “Determining How Many Shares to Buy.”

The Funds’ distribution policy, which may be modified at any time by the Board, is to distribute to shareholders the target distributions specified in the table below. In the event of a material modification of the Funds’ distribution policy, shareholders will be given reasonable notice.

The Funds may not have sufficient income from dividends and interest, short-term realized capital gains and long-term realized capital gains to pay their target distributions. If this occurs, the Funds’ policy of paying consistent distributions may result in a return of capital to shareholders. This means you will receive a portion of your original investment back as part or all of the annual target distribution. The relative amounts of the target distribution that are derived from return of capital, income or capital gains do not impact a Fund’s ability to make its annual target distributions in the future. A return of capital is not taxed at the time of a distribution but it results in a

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reduction in the tax basis of your shares unless a Fund has distributions in excess of current earnings and profits, then a portion of the return of capital may be taxed at the time of distribution. For more information on return of capital, please refer to the section “Dividends and Distributions” and to Appendix A for an illustration of the impact of a return of capital.

If a Fund commences operations later in a calendar year or if you buy your shares later in a calendar year, a portion of the annual target distribution may be attributable to income or net gains that the Fund and/or the Underlying Funds earned prior to your purchase of shares. In such a case, you would generally be taxed on the distribution of such earnings.

In order for you to receive your expected annual target distributions, you must reinvest all “Distribution Overages” as described below under “Distribution Overages and Annual Reduction of Target Distribution Per Share.”

The following table sets forth the initial target distributions for the Funds. As described below under “Distribution Overages and Annual Reduction of Target Distribution,” the target distribution per share will be reduced in future years to adjust for any previous Distribution Overages that have been made. As described below under “External Advisory Fees and Annual Change in Target Distribution Per Share,” with respect to the 2017 Retirement Distribution Fund - S Shares, the target distribution per share will also be changed in future years to adjust for the redemption of shares from your account to pay your financial intermediary an assumed 1.00% fee per year. The Prospectus will be supplemented to reflect any change in target distribution amount.

Annual Target Distributions:

2017 Retirement Distribution Fund – A Shares	$0.70 per share per year payable annually
2017 Retirement Distribution Fund – S Shares	$0.7287 per share per year payable annually

These distributions are not guaranteed and a substantial portion of the distributions may be return of capital.

The following table shows the breakout of each Fund’s annual target distributions since inception.

	Income from dividends and interest	Short-Term realized capital gains	Long-Term realized capital gains	Return of Capital	Total Target Distribution Per Share
2017 Retirement Distribution Fund – A Shares
2008	$0.1167	--	--	$0.5833	$0.7000
2009	$0.2692	--	--	$0.4308	$0.7000
2010	$0.3409	--	--	$0.3591	$0.7000
2011	$0.1923	--	--	$0.5077	$0.7000
2017 Retirement Distribution Fund – S Shares
2008	$0.0919	--	--	$0.6081	$0.7000
2009	$0.2564	--	--	$0.4507	$0.7071
2010	$0.3241	--	$0.0860	$0.3041	$0.7142
2011	$0.1366	--	$0.0124	$0.5724	$0.7214

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Distribution Overages and Annual Reduction of Target Distribution Per Share

The annual distribution will consist of all income from dividends and interest, short-term realized capital gains and long-term realized capital gains (“Required Tax Distributions”). If the Required Tax Distributions for a year are less than the annual target distribution, the annual target distribution will also include a return of capital. If the Required Tax Distributions are greater than the annual target distribution, there will be a “Distribution Overage” and the target distributions per share will be reduced in future years. Any distributions in excess of the stated target distributions are referred to in this Prospectus as “ Distribution Overages . ”

Required Tax Distributions include the following:

Income plus short-term realized capital gains plus long-term realized capital gains

Where Required Tax Distributions are greater than the annual target distribution, Distribution Overages are computed as follows:

Required Tax Distributions less target annual distribution

To the extent that a Fund makes Distribution Overages the Fund will reduce its per share target distribution for subsequent years. If you immediately reinvest all Distribution Overages by purchasing additional Fund shares, you will receive substantially the same distribution in the subsequent year as in the previous year because, although the Fund will make distributions at a reduced amount per share, you will own additional shares. For this reason, the Funds recommend that shareholders reinvest all Distribution Overages. You may elect not to reinvest your Distribution Overages in the Funds but to invest Distribution Overages elsewhere. However, if you do not immediately reinvest all Distribution Overages by purchasing additional Fund shares, you will not receive the same distribution from this Fund in subsequent years. You will own the same number of shares but the Fund will make distributions at a reduced amount per share. Therefore, if you do not immediately reinvest all Distribution Overages by purchasing additional Fund shares, your distribution will decrease.

Please see Appendix A for an example of how the Funds will calculate their reduced per share distributions for the subsequent year and for an example of how your annual distribution will vary if you do not immediately reinvest all Distribution Overages.

For additional information on the Funds’ distributions policies please refer to the section “Dividends and Distributions.”

2017 Retirement Distribution Fund – S Shares Considerations

External Advisory Fees and Annual Change in Target Distribution Per Share -- 2017 Retirement Distribution Fund - S Shares

The Fund’s investment model assumes the redemption of shares from your account to pay your financial intermediary a 1.00% fee per year. As a result of such redemptions, you would hold fewer shares of the Fund and the Fund will increase its per share target distribution for subsequent years. However, you will receive substantially the same aggregate distribution in the subsequent year as in the previous year because, although the Fund will make distributions at an increased amount per share, you will own fewer shares.

If your financial intermediary redeems shares prior to the target distribution being paid in the year that you invest in the Fund, you must take into account that redemption in calculating the number of shares to buy. Please see Appendix B for an example of this calculation.

If your financial intermediary redeems shares from your account in an amount that exceeds 1% of your account value in any year, your aggregate distributions in future years will be lower and the amount of your initial investment that may remain at the end of the period will be lower than it otherwise would have been.

Aggregate Change in Target Distribution Per Share -- 2017 Retirement Distribution Fund - S Shares

If there is no Distribution Overage in a particular year, your target distribution per share for the next year will increase as described in “External Advisory Fees and Annual Change in Target Distribution Per Share.” However, if there is a Distribution Overage, your target distribution per share for the next year may decrease or increase depending upon the amount of the decrease in the target distribution per share resulting from the Distribution Overage and the amount of

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the increase in the target distribution per share resulting from the redemption of shares to pay your financial intermediary. However, assuming you have immediately reinvested the shares you receive from any Distribution Overage, the combination of the two adjustments to the target distribution per share described above are intended to ensure that you receive substantially the same aggregate distribution in the subsequent year as in the previous year. Please see Appendix A for more details.

Impact of Changes in Net Asset Value

If the NAV per share for a Fund decreases due to declines in the value of the Fund’s investments or payments of distributions, that Fund’s payout ratio will increase. This means that you would need to make a smaller initial investment in order to receive the same annual distribution. If the NAV per share of a Fund decreases due to declines in the value of the Fund’s investments, there is a reduced probability that the Fund will make the full amount of each of its target distributions and the amount of your initial investment that will remain at the end of the Term will be less and may possibly be zero.

If the NAV per share for a Fund increases due to increases in the value of a Fund’s investments, that Fund’s payout ratio will decrease. This means that you would need to make a larger initial investment in order to receive the same annual distribution. If the NAV per share of a Fund increases due to increases in the value of the Fund’s investments, there is a greater probability that the Fund will make the full amount of each of its target distributions and that a portion of your initial investment will remain at the end of the Term.

You can determine the approximate amount that the NAV per share of a Fund has increased or decreased due to changes in the value of the Fund’s investments by adding the amount of the distribution per share that has been paid each year to the current day’s NAV per share and comparing that sum to the initial NAV of $10.00 per share.

Investments of the Funds

Each Fund seeks to achieve its objective primarily by investing in the Underlying Funds using a dynamic asset allocation investment strategy. A Fund’s asset allocation will change based upon the results of the model and may change frequently throughout the year and into and out of one or more asset classes or Underlying Funds. The RIC Underlying Funds may currently include the Russell U.S. Core Equity, Russell U.S. Small Cap Equity (formerly, Russell U.S. Small & Mid Cap Fund), Russell U.S. Quantitative Equity, Russell International Developed Markets, Russell Global Equity, Russell Global Opportunistic Credit, Russell Strategic Bond, Russell Investment Grade Bond, Russell Short Duration Bond, Russell Commodity Strategies, Russell Global Infrastructure, Russell Global Real Estate Securities, Russell Emerging Markets and Russell Money Market Funds. Effective August 15, 2012, the Russell U.S. Dynamic Equity Fund will be added as an Underlying Fund. In addition, effective August 15, 2012, the Russell U.S. Quantitative Equity Fund will change its investment strategy from a quantitative investment approach to investing in defensive stocks and discontinue its limited long-short strategy. The Fund will also be renamed the Russell U.S. Defensive Equity Fund. Please refer to the Investment Objective and Investment Strategies of the Underlying Funds and the Risks sections for more detail regarding the Fund’s new investment strategies and risks. The Underlying Funds are designed to provide the foundation for a diversified portfolio. Each major asset class (U.S. equity, non-U.S. equity, fixed income, alternative and cash) is represented by one or more Underlying Funds. The Underlying Funds to which the Funds allocate their assets and the percentage allocations will change over time and a Fund may not always invest in all of the Underlying Funds. In addition, the Funds may in the future invest in other funds which are not currently Underlying Funds.

The dynamic asset allocation investment strategy used by each Fund to allocate assets among the Underlying Funds is determined pursuant to a quantitative model. While each Fund uses the same quantitative model, the model will result in a different asset allocation for each Fund depending upon the value of the factors considered by the model. These factors include the future distributions to be made by a Fund, the per share NAV of a Fund, the time remaining until the end of a Fund’s Term and, with respect to 2017 Retirement Distribution Fund - S Shares, the redemption of shares to pay your financial intermediary an assumed 1.00% external advisory fee. The model is run at the end of each trading day to determine the appropriate asset class allocation. A proprietary formula is then used to determine the appropriate allocation to each Underlying Fund. If the application of this formula yields an asset allocation that exceeds specified tolerance levels, a Fund’s allocation to the Underlying Funds is changed.

The model will generally result in the following allocation changes. If a Fund has investment performance above the performance assumptions in the investment model, the Fund’s investments will shift into Underlying Funds with higher risk and higher potential return. This is because the Fund will have more assets from which to make its target

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distributions, making it more likely that a Fund will be able to meet its objective of providing a stated annual target distribution. This more aggressive asset allocation is intended to maximize investment return over the remaining life of a Fund and to increase the Funds’ ability to meet their secondary objective of preservation of a portion of capital initially invested. Conversely, investment performance below performance assumptions in the investment model will generally cause a Fund’s portfolio to shift toward a more conservative asset allocation to increase the probability of meeting the Fund’s primary objective of paying its stated target distributions. However, if investment performance is substantially below assumptions in the investment model such that even a very conservative asset allocation appears unlikely to meet a Fund’s primary objective of paying the stated target distribution, the Fund may shift into an asset allocation with higher risk and higher potential for return to increase the likelihood that the Fund can make its target distributions.

Although the Funds do not currently do so, as a Fund draws near to the end of its 10-year Term, it may be more effective for the Fund to invest directly in certain securities rather than investing in shares of the Underlying Funds.  Therefore, in the future, a Fund may invest in fixed income securities issued or guaranteed by the U.S. government or by its agencies and instrumentalities and in index and currency futures and options. In such circumstances, a Fund may use derivatives such as index and currency futures and options as a substitute for holding physical securities or to facilitate the implementation of its investment strategy, but not for leverage or speculative purposes.

Other Important Considerations

Not a Complete Solution . The Funds are not a complete solution to your retirement income needs. You must weigh many factors when considering whether to invest in the Funds, including what your income or cash flow needs will be, how long you estimate you will need that income or cash flow, what other sources of income or cash flow you may have and, if you are purchasing shares of a Fund in an IRA account, whether the Fund’s target distributions will meet the IRS requirements for IRA required minimum distributions once you reach age 70½.

You should consult your own financial and/or tax advisor to determine whether these Funds are an appropriate investment for you.

End of Term. Once a Fund has reached the end of its 10-year Term, that Fund may, depending on the facts and circumstances at the time and contingent upon any required Board approval, be merged into another fund and it will no longer make its target distributions. If a Fund is not merged into another fund, it will no longer make its target distributions and the Fund will liquidate and distribute its remaining assets to shareholders. The Board may liquidate or merge a Fund without shareholder approval.

Early Fund Liquidation. Additionally, a Fund may be liquidated prior to the end of its 10-year Term if the assets of that Fund are not sufficient to sustain the continued operations of that Fund or if investment performance is substantially below assumptions in the investment model resulting in a Fund not being able to meet its investment objective(s). If this happens, you will stop receiving the target distributions and the Fund will distribute its remaining assets to shareholders. The Board may liquidate a Fund without shareholder approval.

Buying Shares subsequent to the year a Fund commenced operations. The Term of a Fund is measured from the date the Fund commences operations, not when you purchase shares of a Fund. The Funds are designed primarily for investors who purchase shares in the first few years following the inception of the Funds.

The Funds commenced operation in 2008. If you buy Shares now, you will receive distributions for a shorter period of time than shareholders who purchased their shares earlier. You will also have a different payout ratio and percentage of your initial investment remaining at the end of the Term, which may be lower or higher than if your shares had been purchased earlier.

Direct Investment in the Underlying Funds. You may invest directly in the Underlying Funds in which the Funds invest. However, because of the Funds’ proprietary dynamic asset allocation investment model, investors who invest directly in the Underlying Funds will not be able to replicate the Funds’ investment objectives or strategies.

Funds May Close to New Investors. A Fund may close to new investors under certain circumstances, including, but not limited to, the following: 1) if the net asset value of the Fund becomes so large due to strong market returns that the payout ratio is so small as to no longer be meaningful, or 2) if the net asset value of the Fund becomes too low relative to the remaining distributions that there would be a significant risk that future distributions would not be made. Additionally, if a new RIC target distribution fund is launched with a new ten year term, a Fund may be closed as well.

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The Funds may close to new investors and to additional investment by existing shareholders (except for re-investment of Distribution Overages) if the Funds determine that such further investment will result in the Funds being less likely to meet their investment objectives.

Choosing a Fund

Choosing a Fund Based on its Investment Objective and Strategy

Each Fund is managed pursuant to the same quantitative model and employs the same dynamic asset allocation investment strategies. However, the model will result in a different asset allocation for each Fund depending upon the value of the factors considered by the model. These factors include the future distributions to be made by a Fund, the per share NAV of a Fund, the time remaining until the end of a Fund’s Term and, with respect to 2017 Retirement Distribution Fund - S Shares, the redemption of shares to pay your financial intermediary an assumed 1.00% external advisory fee. The allocation of the Funds to the Underlying Funds is determined by this model. The Underlying Funds to which the Funds allocate their assets and the percentage allocations will change over time. In addition, the Funds may in the future invest in other funds which are not currently Underlying Funds.

IRA Considerations. The Funds may not be appropriate for all investors. Shareholders who hold a Fund within a retirement account (such as an IRA) should consult their tax advisers to discuss tax consequences that could result if they receive distributions prior to age 59½ or plan to use the Fund in whole or in part, to meet their annual minimum required distribution.

The Funds are not a complete solution to your retirement income needs. You must weigh many factors when considering whether to invest in the Funds, including whether the Fund’s target distributions will meet the IRS requirements for IRA required minimum distributions for you once you reach age 70½. Before investing in a Fund, you should consider whether to invest non-IRA assets in the Funds or whether you have other IRA assets that can be used to satisfy your required minimum distributions if the target distributions from the Funds do not meet your required minimum distributions. If you redeem Shares of a Fund to meet your required minimum distribution, the aggregate target distributions you receive over the life of the Fund will be smaller. You should consult your tax advisor to determine your required minimum distributions before investing in a Fund.

Determining How Many Shares to Buy

Once you have selected a Fund, you must then decide how many shares of that Fund you wish to purchase. First, determine the annual distribution amount that you wish to receive. Next, divide that amount by the per share annual target distribution amount of your selected Fund specified above to determine the number of shares you should purchase. Multiply the number of shares by the current NAV per share to determine your initial investment amount. You will need to take into account the the front-end sales charge (for 2017 Retirement Distribution Fund - A Shares) or the redemption of shares from your account to pay your financial intermediary (for 2017 Retirement Distribution Fund - S Shares). Examples of these calculations are set forth in Appendix B. If you would like assistance with these calculations, please contact your Financial Intermediary.

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INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES
of the Underlying Funds

The objective and principal strategies of each Underlying Fund are described in this section. Further information about the Underlying Funds is contained in the Prospectus and the Statement of Additional Information of the Underlying Funds. Because each Fund invests in the Underlying Funds, investors in each Fund will be affected by the Underlying Funds’ investment strategies in direct proportion to the amount of assets each Fund allocates to the Underlying Fund pursuing such strategies. To request a copy of a Prospectus for an Underlying Fund, contact RIC at 800-787-7354.

Each of the following Underlying Funds has either a fundamental or a non-fundamental investment objective as noted below. A fundamental investment objective may only be changed with shareholder approval. A non-fundamental investment objective may be changed by the Board of an Underlying Fund without shareholder approval. If an Underlying Fund’s investment objective is changed, the Prospectus will be supplemented to reflect the new investment objective.

Most of the securities and investment strategies listed below are discretionary, which means that RIMCo or the money managers may or may not use them. This Prospectus does not describe all of the various types of securities and investment strategies that may be used by the Underlying Funds. The Underlying Funds may invest in other types of securities and use other investment strategies that are not described in this Prospectus. Such securities and investment strategies may subject the Underlying Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment strategies described in this Prospectus and about additional securities and non-principal investment strategies that may be used by the Underlying Funds.

Unless otherwise stated, all percentage and credit quality limitations on Underlying Fund investments listed in this Prospectus apply at the time of investment. There would be no violation of any of these requirements unless a Fund fails to comply with any such limitation immediately after and as a result of an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

Russell U.S. Core Equity Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities economically tied to the U.S. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in common stocks of medium and large capitalization U.S. companies.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a “multi-style, multi-manager” approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo who employ distinct investment styles. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund uses the following principal investment styles intended to complement one another:

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  Growth Style emphasizes investments in equity securities of companies a money manager believes have above-average earnings growth prospects.
  Value Style emphasizes investments in equity securities of companies that a money manager believes to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.
  Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum, and may also incorporate quantitative investment models in its process.

RIMCo may manage assets directly to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures in either a temporary tactical or permanent strategic way with the goal to increase or decrease factor exposures (such as volatility, momentum, value, growth, cap size, industry or sector) or offset undesired benchmark relative over- or under-weights by purchasing a portfolio of common stocks or exchange traded funds that RIMCo believes will achieve the desired risk/return profile. RIMCo may (1) pursue a passive index replication or sampling strategy by selecting an existing index or a subset of an existing index which, in aggregate, represents the desired exposure or (2) utilize either a proprietary or third party quantitative model designed to assess portfolio risk exposures and help identify a portfolio of stocks which, in the aggregate, provide the desired exposure. If RIMCo determines that there is no current need to change the Fund’s factor exposures or benchmark relative over- or under-weights, RIMCo may re-allocate these assets to the money managers.

Additionally, while RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose

24

to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may invest in non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. The Fund typically invests in sponsored ADRs or GDRs but may also invest in unsponsored ADRs or GDRs.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines large and medium capitalization stocks as stocks of those companies represented by the Russell 1000® Index or within the capitalization range of the Russell 1000® Index as measured at its most recent reconstitution. On May 31, 2011, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $411 billion to $1.62 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies not included within the Russell 1000® Index.

In determining if a security is economically tied to the U.S., the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to the U.S. based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to the U.S. if the underlying assets of the derivatives are (i) U.S. currency (or baskets or indexes of such currency); (ii) instruments or securities that are issued by the U.S. government or by an issuer economically tied to the U.S.; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to the U.S. as described above. Equity securities in which the Fund invests include common stock, preferred stock and equity-equivalent securities or instruments whose values are based on common stocks, such as convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.

Non-Principal Investment Strategies

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may invest in preferred stocks, small capitalization stocks, rights, warrants and convertible securities. The Fund may also invest a limited amount in equity securities of non-U.S. companies, including emerging markets equity securities.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

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Russell U.S. Quantitative Equity Fund

Effective August 15, 2012, the Russell U.S. Quantitative Equity Fund will change its investment strategy from a quantitative investment approach to investing in defensive stocks and discontinue its limited long-short strategy. The Fund will be renamed the Russell U.S. Defensive Equity Fund. Following the Fund’s current Principal Investment Strategies and Non-Principal Investment Strategies are the Principal Investment Strategies and Non-Principal Investment Strategies that will be effective on August 15, 2012.

Investment Objective (Fundamental)

The Fund seeks to provide long term capital growth.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities economically tied to the U.S. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in common stocks of medium and large capitalization companies and may also invest in small capitalization companies.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo whose approaches are intended to complement one another. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund pursues a Market-Oriented Style of security selection. Managers select securities from the broad equity market rather than focusing on the growth or value segments of the market. As a result, the Fund holds securities representing a broad cross section of companies and industries.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

The Fund’s money managers use a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities based upon expected ability to outperform the total return of their benchmark. Money managers utilize certain models in their investment process based on research they conduct to identify those models which they believe are predictive of future returns. Examples of those quantitative models that may be used by some or all of the Funds’ money managers include, but are not limited to, dividend discount models, price/cash flow models, price/earnings models, earnings surprise and earnings estimate revisions models, price momentum models, cross stock correlation models and volatility prediction models. Money managers rank the relative attractiveness of securities based on these models, then use quantitative portfolio construction techniques to create a portfolio they believe most likely to outperform their assigned benchmark. Each money manager performs this process independently from each other money manager.

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Certain of the Fund’s money managers employ a limited long-short strategy (also referred to as a 120/20 or 130/30 strategy) pursuant to which they enter into short sales. In a limited long-short strategy, a money manager enters into short sales of securities and uses the proceeds of the short sales of securities to purchase long positions in other securities. As a result, that money manager’s portfolio will have long positions of 120% or 130% and short positions of 20% or 30%, respectively, with the money manager’s net position being 100% long. The money manager will take long positions in securities the money manager believes offer attractive return potential and sell short securities that the money manager believes will underperform. Selling a security short allows the Fund to earn a return from stocks that a money manager expects to underperform, and do underperform, as well as enabling the Fund to establish additional long positions while keeping the Fund’s net exposure to the market at a level similar to a traditional “long-only” strategy.

Short sales are transactions in which a money manager sells a security it does not own in the portion of the Fund managed by it in anticipation of a decline in the market value of that security. The Fund borrows the security and sells it to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at its market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund must return the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The Fund may also make short sales “against the box.” In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. The Fund currently does not intend to make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 30% of the value of its total assets. Although short selling implies the use of leverage, the Fund maintains a special custody account that mitigates the leverage effect in that the short sales are fully collateralized.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may invest in non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. The Fund typically invests in sponsored ADRs or GDRs but may also invest in unsponsored ADRs or GDRs.

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

27

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines large and medium capitalization stocks as stocks of those companies represented by the Russell 1000® Index or within the capitalization range of the Russell 1000® Index as measured at its most recent reconstitution. On May 31, 2011, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $411 billion to $1.62 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies not included within the Russell 1000® Index.

In determining if a security is economically tied to the U.S., the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to the U.S. based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to the U.S. if the underlying assets of the derivatives are (i) U.S. currency (or baskets or indexes of such currency); (ii) instruments or securities that are issued by the U.S. government or by an issuer economically tied to the U.S.; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to the U.S. as described above. Equity securities in which the Fund invests include common stock, preferred stock and equity-equivalent securities or instruments whose values are based on common stocks, such as convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.

Non-Principal Investment Strategies

The Fund may invest in preferred stocks, rights, warrants and convertible securities. The Fund may also invest a limited amount in equity securities of non-U.S. companies, including emerging markets equity securities.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Effective August 15, 2012, the Russell U.S. Quantitative Equity Fund will be renamed the Russell U.S. Defensive Equity Fund and the following will replace the Fund ’ s Principal Investment Strategies and Non-Principal Investment Strategies:

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities economically tied to the U.S. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in common stocks of large and medium capitalization U.S. companies.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo whose investment approaches are intended to complement one another. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money

28

managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers not affiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund employs a defensive style of investing. Defensive style emphasizes investments in equity securities of companies that a money manager believes have: (i) lower than average stock price volatility (i.e., the amount by which a stock’s price rises and falls over short-term time periods); (ii) characteristics indicating high financial quality, which may include lower financial leverage and/or higher return on capital; and/or (iii) stable business fundamentals, which may include higher earnings stability.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment approach, portfolio characteristics and performance patterns in different market environments. Portfolio characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum, and may also incorporate quantitative investment models in its process.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

29

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines large and medium capitalization stocks as stocks of those companies represented by the Russell 1000® Index or within the capitalization range of the Russell 1000® Index as measured at its most recent reconstitution. On May 31, 2011, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $411 billion to $1.62 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies not included within the Russell 1000® Index.

In determining if a security is economically tied to the U.S., the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to the U.S. based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to the U.S. if the underlying assets of the derivatives are (i) U.S. currency (or baskets or indexes of such currency); (ii) instruments or securities that are issued by the U.S. government or by an issuer economically tied to the U.S.; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to the U.S. as described above. Equity securities in which the Fund invests include common stock, preferred stock and equity-equivalent securities or instruments whose values are based on common stocks, such as convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.

Non-Principal Investment Strategies

The Fund may invest in preferred stocks, small capitalization stocks, rights, warrants and convertible securities. The Fund may also invest a limited amount in equity securities of non-U.S. companies, including emerging markets equity securities.

The Fund may invest in non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. The Fund typically invests in sponsored ADRs or GDRs but may also invest in unsponsored ADRs or GDRs.

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

30

Following are the Investment Objective, Principal Investment Strategies and Non-Principal Investment Strategies of the Russell U.S. Dynamic Equity Fund, a new Underlying Fund effective August 15, 2012. Prior to August 15, 2012, the Russell U.S. Dynamic Equity Fund is known as the Russell U.S. Growth Fund and utilizes an investment strategy of investing in growth stocks.

Russell U.S. Dynamic Equity Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities economically tied to the U.S. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in common stocks of large and medium capitalization U.S. companies.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo whose investment approaches are intended to complement one another. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund generally employs a dynamic style of investing. Dynamic style emphasizes investments in equity securities of companies that a money manager believes are currently undergoing or are expected to undergo positive change, which may include companies that a money manager believes are likely to experience a turnaround or companies that are expected to launch new products or services that a money manager expects to generate growth. A money manager will typically buy dynamic stocks when it believes that such changes will lead to stock price appreciation. Dynamic stocks typically have: (i) higher than average stock volatility (i.e., the amount by which a stock’s price rises and falls over short-term time periods); (ii) characteristics indicating lower financial quality, which may include greater financial leverage; and/or (iii) less business stability, which may include lower earnings stability. The Fund may invest in stocks that a money manager does not consider to be dynamic stocks and that do not exhibit the characteristics described above.

The Fund uses the following sub-styles intended to complement one another:

  Dynamic Growth Style emphasizes investments in equity securities of companies a money manager believes tend to have dynamic characteristics and above-average earnings growth prospects.
  Dynamic Value Style emphasizes investments in equity securities of companies that a money manager believes tend to have dynamic characteristics and to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.
  Dynamic Market-Oriented Style emphasizes investments in companies from the broad equity market that tend to have dynamic characteristics rather than focusing on the growth or value segments of the market.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment approach, investment sub-style, portfolio characteristics and performance patterns in different market environments. Portfolio characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

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RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

Certain of the Fund’s money managers employ a limited long-short strategy (also referred to as a 115/15 or 120/20 strategy) pursuant to which they enter into short sales. In a limited long-short strategy, a money manager enters into short sales of securities and uses the proceeds of the short sales of securities to purchase long positions in other securities. As a result, that money manager’s portfolio will have long positions of 115% or 120% and short positions of 15% or 20%, respectively, with the money manager’s net position being 100% long. The money manager will take long positions in securities the money manager believes offer attractive return potential and sell short securities that the money manager believes will underperform. Selling a security short allows the Fund to earn a return from stocks that a money manager expects to underperform, and do underperform, as well as enabling the Fund to establish additional long positions while keeping the Fund’s net exposure to the market at a level similar to a traditional “long-only” strategy.

Short sales are transactions in which a money manager sells a security it does not own in the portion of the Fund managed by it in anticipation of a decline in the market value of that security. The Fund borrows the security and sells it to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at its market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund must return the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The Fund may also make short sales “against the box.” In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. The Fund currently does not intend to make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its total assets. Although short selling implies the use of leverage, the Fund maintains a special custody account that mitigates the leverage effect in that the short sales are fully collateralized.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum, and may also incorporate quantitative investment models in its process.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by managers, which may or may not constitute cash reserves. The Fund

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may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may invest in non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. The Fund typically invests in sponsored ADRs or GDRs but may also invest in unsponsored ADRs or GDRs.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines large and medium capitalization stocks as stocks of those companies represented by the Russell 1000® Index or within the capitalization range of the Russell 1000® Index as measured at its most recent reconstitution. On May 31, 2011, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $411 billion to $1.62 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies not included within the Russell 1000® Index.

In determining if a security is economically tied to the U.S., the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to the U.S. based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to the U.S. if the underlying assets of the derivatives are (i) U.S. currency (or baskets or indexes of such currency); (ii) instruments or securities that are issued by the U.S. government or by an issuer economically tied to the U.S.; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to the U.S. as described above. Equity securities in which the Fund invests include common stock, preferred stock and equity-equivalent securities or instruments whose values are based on common stocks, such as convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.

Non-Principal Investment Strategies

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may invest in preferred stocks, small capitalization stocks, rights, warrants and convertible securities. The Fund may also invest a limited amount in equity securities of non-U.S. companies, including emerging markets equity securities.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

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Russell U.S. Small Cap Equity Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in small capitalization equity securities economically tied to the U.S. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% requirement applies at the time the Fund invests its assets. The Fund invests principally in common stocks of small capitalization U.S. companies.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a “multi-style, multi-manager” approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo who employ distinct investment styles. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund uses the following principal investment styles intended to complement one another:

  Growth Style emphasizes investments in equity securities of companies a money manager believes have above-average earnings growth prospects.
  Value Style emphasizes investments in equity securities of companies that a money manager believes to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.
  Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum, and may also incorporate quantitative investment models in its process.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of

34

each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may invest in non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. The Fund typically invests in sponsored ADRs or GDRs but may also invest in unsponsored ADRs or GDRs.

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines small capitalization stocks as stocks of those companies represented by the Russell 2000® Index or within the capitalization range of the Russell 2000® Index as measured at its most recent reconstitution. The smallest 1,000 stocks in the Russell 2000® Index and stocks of companies within the capitalization range of the smallest 1,000 companies in the Russell 2000® Index as measured at its most recent reconstitution are also considered micro capitalization stocks. On May 31, 2011, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $130 million to $2.97 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund’s investments may include companies that have been publicly traded for less than five years.

In determining if a security is economically tied to the U.S., the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to the U.S. based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to the U.S. if the underlying assets of the derivatives are (i) U.S. currency (or baskets or indexes of such currency); (ii) instruments or securities that are issued by the U.S. government or by an issuer economically tied to the U.S.; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to the U.S. as described above.

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Equity securities in which the Fund invests include common stock, preferred stock and equity-equivalent securities or instruments whose values are based on common stocks, such as convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.

Non-Principal Investment Strategies

The Fund may invest in stocks of companies with market capitalization smaller than that of companies included in the Russell 2000® Index, preferred stocks, rights, warrants and convertible securities. The Fund may also invest a limited amount in equity securities of non-U.S. companies, including emerging markets equity securities.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell Commodity Strategies Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term total return.

Principal Investment Strategies

The Fund invests directly, and/or indirectly through a wholly-owned subsidiary, in commodity index-linked securities, other commodity-linked securities, derivative instruments, cash and fixed income securities that together are intended to provide exposure to the performance of the collateralized commodity futures market, and in other debt instruments. The Fund’s portfolio is designed to provide exposure to the investment return of assets that trade in the commodities markets without direct investment in physical commodities. As the Fund will have no physical investments in commodities, substantially all of the Fund’s exposures to commodities will be through cash-settled derivative contracts, including exchange-traded futures contracts, over-the-counter total return swap contracts or structured notes that embed derivative contracts related to commodities.

The Fund seeks to provide exposure to the commodities markets. It is designed to generally achieve positive performance relative to that of the Dow Jones – UBS Commodity Index Total Return (“DJ-UBS Index”), although there can be no guarantee that this positive performance will be achieved. The DJ-UBS Index is a broadly diversified futures index composed of futures contracts on 20 physical commodities. Currently, five energy products, six metals and nine agricultural products are represented in the index. The reconstitution of the DJ-UBS Index is implemented annually in January. The Fund may in the future seek to achieve positive performance relative to that of a different diversified commodities futures index. There may be significant variances in the composition and returns among different commodity indexes.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo whose approaches are intended to complement one another. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not

36

allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach and expected return potential relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics may include portfolio biases, sector focus, the degree to which investment decisions are driven by quantitative or fundamental inputs, the extent of spread or contract maturity active positions versus the stated benchmark, the degree of over or under-weights in commodities or commodity sectors, the degree to which timing of futures trades varies from that of the benchmark and the approach to collateral management. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

The Fund gains exposure to the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). Shares of the Subsidiary are not offered to any investors other than the Fund. Investing in the Subsidiary allows the Fund to achieve greater exposure to the commodities markets than would otherwise be possible because of U.S. tax law requirements. The Subsidiary is advised by RIMCo and has the same investment objective and money managers as the Fund. Employees of RIMCo serve as directors of the Subsidiary. While the Subsidiary pursues an investment program similar to that of the Fund, it may invest in commodity index-linked securities and other commodity-linked securities and derivative instruments, such as swaps and futures, that provide exposure to the performance of the commodities markets without being subject to some of the limitations the Fund is subject to. The Subsidiary may also invest in fixed income instruments. Although the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund, the investment programs of the Fund and the Subsidiary are not identical.

The Fund or the Subsidiary may enter into swap agreements with respect to commodities, interest rates, indexes of commodities or securities, specific securities and mortgage, credit and event-linked swaps. To the extent the Fund may invest in foreign-currency denominated securities, it may enter into swap agreements with respect to foreign currencies. The Fund will limit its direct investments in commodity-linked swap agreements such that the income derived from commodity-linked swap agreements is limited to a maximum of 10% of the Fund’s annual gross income.

The Fund or the Subsidiary may invest in commodity-linked structured notes that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. Commodity-linked structured notes are debt instruments with principal payments generally linked to the value of commodities, commodities futures contracts or the performance of commodity indices with interest and coupon payments tied to a market-based interest rate. These notes may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations.

As noted above, in addition to instruments linked to certain commodity indices, the Fund or the Subsidiary may invest in derivative instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts, including swaps on commodity futures. The Fund’s or the Subsidiary’s investments in commodity-linked derivative instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. The Fund or the Subsidiary may seek to identify pricing inefficiencies associated with commodity index reconstitution and purchase or sell commodity futures contracts before or after index reconstitution in an attempt to increase Fund returns. The Fund or Subsidiary may also employ spread trading strategies (i.e., the simultaneous purchase of long and short futures contracts of the same or related commodities) implemented through individual commodity futures positions. The Fund or the Subsidiary may also over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the Fund has greater or lesser exposure to that index than the value of the Fund’s net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations, and under normal circumstances the Fund will seek to maintain net notional exposure to one or more commodity indices within 5% (plus or minus) of the value of the Fund’s net assets.

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The Fund or the Subsidiary may invest in corporate fixed income securities, U.S. government securities, mortgage-backed securities, asset-backed securities and fixed income securities issued by or on behalf of states, territories and possessions of the U.S. (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof. The Fund may invest up to 35% of its net assets in securities of issuers economically tied to non-U.S. countries, including issuers economically tied to emerging market countries.

The Fund may hedge its exposure to foreign currency through the use of currency futures and options on futures, forward currency contracts and currency options.

The fixed income securities the Fund invests in are principally considered to be of “investment grade” quality at the time of purchase, meaning either that a nationally recognized statistical rating organization (for example, Moody’s Investor Service, Inc., Standard & Poor’s Rating Service, or Fitch Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the Fund’s money manager has determined the securities to be of comparable quality. However, higher rated debt securities, including investment grade bonds, may also be subject to volatility and a risk of default. The Fund may invest up to 10% of its assets in debt securities that are rated below investment grade (commonly referred to as high-yield or “junk bonds”) as determined by one or more nationally recognized securities rating organizations or in unrated securities judged by the money manager to be of comparable quality. Junk bonds and to a lesser extent other types of bonds, may be purchased at a discount and thereby provide opportunities for capital appreciation.

The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations.

The Fund will maintain an average duration of the fixed-income portion of the portfolio (excluding structured notes) of one year or less. Duration is a measure of a bond price’s sensitivity to a change in interest rates. Interest rates are currently at historical lows and will, at some time in the future, increase. In general, as interest rates rise, the value of the bonds held in the Fund will tend to decline, and, as interest rates fall, the value of the bonds held in the Fund will tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations.

The Fund is classified as a “non-diversified fund” under the 1940 Act which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

The Fund will not invest 25% or more of its total assets in instruments issued by companies in any one industry. However, 25% or more of its total net assets may be indirectly exposed to industries in the three commodity sectors (currently, the energy, metal and agricultural sectors) of the DJ-UBS Index. In addition, the Fund can invest more than 25% of its total assets in instruments (such as structured notes) issued by companies in the financial services sector (which includes the banking, brokerage and insurance industries). In that case the Fund’s share values will fluctuate in response to events affecting issues in those sectors.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps or short-term investments.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or

38

asset allocation programs. Cash reserves are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

Non-Principal Investment Strategies

The Fund may invest a portion of its assets in common and preferred stock as well as convertible securities of issuers in commodity-related industries. The Fund may also invest in commercial paper.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell Global Infrastructure Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term growth of capital and current income.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in securities issued by companies that are engaged in the infrastructure business. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. A company is considered to be engaged in the infrastructure business if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, infrastructure-related activities. Infrastructure refers to the systems and networks of energy, transportation, communication and other services required for the normal function of society. Companies in the infrastructure business are involved in (1) the generation, transmission and distribution of electric energy; (2) the storage, transportation and distribution of natural resources, such as natural gas, used to produce energy; (3) alternative energy sources; (4) the building, operation and maintenance of highways, toll roads, tunnels, bridges and parking lots; (5) the building, operation and maintenance of airports and ports, railroads and mass transit systems; (6) telecommunications, including wireless and cable networks; (7) water treatment and distribution; and (8) other public services such as health care and education. Infrastructure companies also include energy-related companies organized as master limited partnerships (MLPs) and their affiliates.

The Fund invests principally in equity securities, including common stocks, of listed infrastructure companies economically tied to a number of countries around the world, including the U.S., in a globally diversified manner. While the Fund spreads its investments across the globe, the money managers will select securities of companies which the money managers believe have favorable growth prospects and/or attractive valuations based on current and expected earnings or cash flow, not based on the country in which a company is located. Under normal market conditions, the Fund will invest at least 40%, and may invest up to 100%, of its assets in securities of issuers economically tied to non-U.S. countries. The Fund may invest in equity securities of companies that are economically tied to emerging market countries. The Fund may invest in large, medium or small capitalization companies. The money managers do not select stocks based on the capitalization size of the company but rather on the relative attractiveness of the investment company.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Funds, including developing the investment program for each Fund. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo whose approaches are intended to complement one another. RIMCo selects, subject to the approval of the Funds’ Board of Trustees, money managers for the Funds, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Funds’ money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of each Fund’s assets to multiple money managers not affiliated with RIMCo. RIMCo manages the portion of each Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include a Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of a Fund during transitions between money managers.

39

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, infrastructure sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

A portion of the Fund’s securities are denominated principally in foreign currencies and typically are held outside the U.S.

With respect to non-U.S. securities, the Fund may enter into spot and forward currency contracts to facilitate settlement of securities transactions.

The Fund is classified as a “non-diversified fund” under the Investment Company Act which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. The non-diversified status provides the Fund with greater investment flexibility to respond to consolidation in the infrastructure industry and to take larger positions in one or more issuers in the infrastructure industry.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps, forwards or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of broad global equity markets by purchasing equity securities and/or derivatives (also known as “equitization”).  This exposure will not be specific to infrastructure companies as there is no appropriate derivative instrument available that represents exposure to the Fund’s benchmark. This is intended to cause the Fund to perform as though its cash reserves were actually invested in the broad global equity markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

In determining if a security is economically tied to a non-U.S. country, the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to a non-U.S. country based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s

40

primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to a non-U.S. country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to a non-U.S. country as described above.

As a general rule, the Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

Non-Principal Investment Strategies

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may invest in preferred stocks, rights, warrants and convertible securities.

The Fund may purchase depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may purchase depositary receipts where an ADR, GDR or EDR provides better access to markets and more liquidity than the underlying security. An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. An EDR is issued in Europe typically by foreign banks and trust companies and evidences ownership of either foreign or domestic securities. The Fund typically invests in sponsored ADRs, GDRs and EDRs but may also invest in unsponsored ADRs, GDRs and EDRs.

Some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. Therefore, when a money manager believes it is appropriate to do so, the Fund may invest in synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants, or may invest in equity linked notes.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell Global Real Estate Securities Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide current income and long term capital growth.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in real estate securities. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund seeks to achieve its objective by concentrating its investments in equity securities of real estate companies (“real estate securities”) economically tied to a number of countries around the world, including the U.S., in a

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globally diversified manner. The Fund considers a company to be a real estate company if at least 50% of its assets, gross income or net profits are attributable to the ownership, construction, development, financing, management or sale of residential, commercial or industrial real estate.

The Fund invests principally in common stocks and other equity securities issued by U.S. and non-U.S. real estate companies, including real estate investment trusts (“REITs”) and similar REIT-like entities. REITs are companies that own interests in real estate or in real estate-related loans or other interests, and their revenue principally consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. A REIT in the U.S. is generally not taxed on income distributed to shareholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all its taxable income to such shareholders. REIT-like entities organized outside of the U.S. have operations and receive tax treatment similar to that of U.S. REITs. By investing in REITs and REIT–like entities indirectly through the Fund, a shareholder will bear expenses of the REITs and REIT-like entities in addition to expenses of the Fund. The Fund may also invest in equity securities of other types of real estate-related companies. The Fund may invest in large, medium or small capitalization companies. The money managers do not select stocks based on the capitalization size of a company but rather on the relative attractiveness of the individual opportunity.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo whose approaches are intended to complement one another. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

A portion of the Fund’s securities are denominated principally in foreign currencies and typically are held outside the U.S. While the Fund spreads its investments across the globe, the money managers will select securities of companies which the money managers believe have favorable growth prospects and/or attractive valuations based on current and expected earnings or cash flow, not based on the country in which a company is located.

The Fund invests in companies economically tied to a number of countries around the world, including the U.S., in a globally diversified manner. Under normal market conditions, the Fund will invest at least 40%, and may invest up to 100%, of its assets in securities of issuers economically tied to non-U.S. countries. The Fund may also invest in equity securities of companies that are economically tied to emerging market countries.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, property type and geographic weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s

42

investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps, forwards or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain real estate securities markets or, where there is no appropriate instrument that represents exposure to the various components of the Fund’s benchmark, broad global equity markets by purchasing equity securities and/or derivatives (also known as “equitization”). This is intended to cause the Fund to perform as though its cash reserves were actually invested in these markets. Due to the lack of availability of appropriate instruments for certain markets, this exposure will result in returns that are different than that of the Fund’s benchmark for the cash reserve portion of the portfolio. RIMCo may choose to use the cash equitization process to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts and swaps in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

With respect to non-U.S. real estate securities, the Fund may enter into spot and forward currency contracts to facilitate settlement of securities transactions.

As a general rule, the Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

In determining if a security is economically tied to a non-U.S. country, the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to a non-U.S. country based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to a non-U.S. country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is classified as an issuer economically tied to a non-U.S. country as described above.

Non-Principal Investment Strategies

The Fund may purchase depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may purchase depositary receipts where an ADR, GDR or EDR provides better access to markets and more liquidity than the underlying security. An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. An EDR is issued in Europe typically by foreign banks and trust companies and evidences ownership of either foreign or domestic securities. The Fund typically invests in sponsored ADRs, GDRs and EDRs but may also invest in unsponsored ADRs, GDRs and EDRs.

The Fund may invest in preferred stocks, rights, warrants and convertible securities.

43

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell Global Equity Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in equity securities, including common stocks and preferred stocks, of companies economically tied to a number of countries around the world, including the U.S., in a globally diversified manner. While the Fund spreads its investments across the globe, the money managers will select securities of companies which the money managers believe have favorable growth prospects and/or attractive valuations based on current and expected earnings or cash flow, not based on the country a company is economically tied to. Under normal market conditions, the Fund will invest at least 40%, and may invest up to 100%, of its assets in equity securities economically tied to countries other than the U.S. The Fund may invest in equity securities of companies that are economically tied to emerging market countries. The Fund invests principally in large and medium capitalization companies, but also invests in small capitalization companies. However, the money managers do not select stocks based on the capitalization size of a company but rather on the relative attractiveness of the investment opportunity. A portion of the Fund’s securities are denominated principally in foreign currencies and typically are held outside the U.S.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a “multi-style, multi-manager” approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo who employ distinct investment styles. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund uses the following principal investment styles intended to complement one another:

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  Growth Style emphasizes investments in equity securities of companies a money manager believes have above-average earnings growth prospects.
  Value Style emphasizes investments in equity securities of companies that a money manager believes to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.
  Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum, and may also incorporate quantitative investment models in its process.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps, forwards or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may purchase depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may purchase depositary receipts where an ADR, GDR or EDR provides better access to markets and more liquidity than the underlying security. An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global

45

markets but represents shares of a company domiciled in a different country. An EDR is issued in Europe typically by foreign banks and trust companies and evidences ownership of either foreign or domestic securities. The Fund typically invests in sponsored ADRs, GDRs and EDRs but may also invest in unsponsored ADRs, GDRs and EDRs.

A money manager may seek to protect its investments for the Fund against adverse currency exchange rate changes by purchasing forward currency contracts. These contracts enable a money manager to “lock in” the U.S. dollar price of a security that it plans to buy or sell.  A money manager may purchase or sell foreign currencies, mainly through the use of forward currency contracts, for speculative purposes based on the money manager’s judgment regarding the direction of the market for a particular foreign currency or currencies.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

As of May 31, 2011, the market capitalization of companies in the Fund’s benchmark, the Russell Developed Large Cap Index, an index which includes large, medium and small capitalization companies, ranged from approximately $411 billion to $1.62 billion. The Fund may invest in companies and countries not included within the Russell Developed Large Cap Index.

As a general rule, the Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

In determining if a security is economically tied to a non-U.S. country, the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to a non-U.S. country based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to a non-U.S. country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to a non-U.S. country as described above. Equity securities in which the Fund invests include common stock, preferred stock and equity-equivalent securities or instruments whose value is based on common stocks, such as synthetic foreign equity securities, convertible securities, rights, warrants or options to purchase common stock, futures contracts (stock or stock index) and index swaps.

Non-Principal Investment Strategies

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

The Fund may use derivatives, including stock options, country index futures and swaps or currency forwards, to (1) manage country and currency exposure as a substitute for holding securities directly or (2) facilitate the implementation of its investment strategy. The Fund may also enter into spot and forward currency contracts to facilitate settlement of securities transactions.

Some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. Therefore, when a money manager believes it is appropriate to do so, the Fund may invest in synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants, or may invest in equity linked notes.

The Fund may invest in rights, warrants and convertible securities. The Fund may also invest in other investment companies, including registered mutual funds or exchange traded funds.

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The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell International Developed Markets Fund

Investment Objective (Fundamental)

The Fund seeks to provide long term capital growth.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in companies that are located in countries (other than the U.S.) with developed markets or that are economically tied to such countries. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in equity securities, including common stocks and preferred stocks, issued by companies economically tied to or located in developed markets countries, other than the U.S., and in depositary receipts. The Fund’s securities are denominated principally in foreign currencies and may be held outside the U.S. The Fund’s investments span most of the developed nations of the world to maintain a high degree of diversification among countries and currencies. The Fund may invest in equity securities of companies that are economically tied to emerging market countries.

The Fund invests principally in large and medium capitalization companies, but may also invest in small capitalization companies. However, the money managers do not select stocks based on the capitalization size of a company but rather on the relative attractiveness of the investment opportunity.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a “multi-style, multi-manager” approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo who employ distinct investment styles. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund uses the following principal investment styles intended to complement one another:

  Growth Style emphasizes investments in equity securities of companies a money manager believes have above-average earnings growth prospects.
  Value Style emphasizes investments in equity securities of companies that a money manager believes to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.
  Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.

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When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum, and may also incorporate quantitative investment models in its process.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps, forwards or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

A money manager may seek to protect its investments for the Fund against adverse currency exchange rate changes by purchasing forward currency contracts. These contracts enable a money manager to “lock in” the U.S. dollar price of a security that it plans to buy or sell.  A money manager may purchase or sell foreign currencies, mainly through the use of forward currency contracts, for speculative purposes based on the money manager’s judgment regarding the direction of the market for a particular foreign currency or currencies.

The Fund may purchase depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may purchase depositary receipts where an ADR, GDR or EDR provides better access to markets and more liquidity than the underlying security. An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global

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markets but represents shares of a company domiciled in a different country. An EDR is issued in Europe typically by foreign banks and trust companies and evidences ownership of either foreign or domestic securities. The Fund typically invests in sponsored ADRs, GDRs and EDRs but may also invest in unsponsored ADRs, GDRs and EDRs.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

The distinction between developed markets and emerging markets is generally determined by measures of economic wealth and investment market criteria. Providers of global market indices generally use economic criteria and classifications and market criteria from the World Bank in determining a market’s economic development status. However, there are subtle differences in which of these criteria or classifications may be used by a provider and how such criteria or classifications are applied. As such, some markets may be classified as developed by some and emerging by others and, at times, some markets may be classified as both developed and emerging. Additionally, the categorization of a market may change over time.

As a general rule, the Fund considers the following countries to have developed markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As a general rule, the Fund considers emerging market countries to include every other country.

As of May 31, 2011, the market capitalization of companies in the Fund’s benchmark, the Russell Developed ex-U.S. Large Cap Index, an index which includes large and medium capitalization companies, ranged from approximately $225 billion to $1.78 billion. The Fund may invest in companies and countries not included within the Russell Developed ex-U.S. Large Cap Index.

In determining if a security is economically tied to or located in a developed market country, the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to a developed market country based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to developed market countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to a developed market country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to a developed market country as described above.

Non-Principal Investment Strategies

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

The Fund may use derivatives, including stock options, country index futures and swaps or currency forwards, to (1) manage country and currency exposure as a substitute for holding securities directly or (2) facilitate the implementation of its investment strategy. The Fund may also enter into spot and forward currency contracts to facilitate settlement of securities transactions.

Some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. Therefore, when a money manager believes it is appropriate to do so, the Fund may invest in synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants, or may invest in equity linked notes.

The Fund may invest in equity securities of U.S. companies, rights, warrants and convertible securities. The Fund may also invest in other investment companies, including registered mutual funds or exchange traded funds.

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The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell Emerging Markets Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in emerging market companies. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund principally invests in equity securities, including common stock and preferred stock, of companies that are economically tied to countries with emerging markets, and in depositary receipts. These companies are referred to as “emerging market companies.” The Fund invests in large, medium and small capitalization companies. However, the money managers do not select stocks based on the capitalization size of a company but rather on the relative attractiveness of the investment opportunity. The Fund’s securities are denominated principally in foreign currencies and are typically held outside the U.S. The Fund seeks to maintain a broadly diversified exposure to emerging market countries and ordinarily will invest in the securities of issuers economically tied to at least ten different emerging market countries.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a “multi-style, multi-manager” approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo who employ distinct investment styles and different investment approaches. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund uses the following principal investment styles intended to complement one another:

  Growth Style emphasizes investments in equity securities of companies a money manager believes have above-average earnings growth prospects.
  Value Style emphasizes investments in equity securities of companies that a money manager believes to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.
  Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return

50

potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include country weightings, capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum, and may also incorporate quantitative investment models in its process.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps, forwards or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

A money manager may seek to protect its investments for the Fund against adverse currency exchange rate changes by purchasing forward currency contracts. These contracts enable a money manager to “lock in” the U.S. dollar price of a security that it plans to buy or sell.  A money manager may purchase or sell foreign currencies, mainly through the use of forward currency contracts, for speculative purposes based on the money manager’s judgment regarding the direction of the market for a particular foreign currency or currencies.

The Fund may purchase depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may purchase depositary receipts where an ADR, GDR or EDR provides better access to markets and more liquidity than the underlying security. An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. An EDR is issued in Europe typically by foreign banks and trust companies and evidences ownership of either foreign or domestic securities. The Fund typically invests in sponsored ADRs, GDRs and EDRs but may also invest in unsponsored ADRs, GDRs and EDRs.

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A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

As a general rule, the Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

As of May 31, 2011, the market capitalization of companies in the Fund’s benchmark, the Russell Emerging Markets Index, an index which includes large, medium and small capitalization companies, ranged from approximately $305 billion to $262 million. The Fund may invest in companies and countries not included within the Russell Emerging Markets Index.

In determining if a security is economically tied to an emerging market country, the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to an emerging market country based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated, where an issuer’s primary exchange is located or more than 50% of the company’s assets are located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to emerging market countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to an emerging market country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is economically tied to an emerging market country as described above.

Non-Principal Investment Strategies

The Fund may use derivatives, including stock options, country index futures and swaps or currency forwards, to (1) manage country and currency exposure as a substitute for holding securities directly or (2) facilitate the implementation of its investment strategy. The Fund may also enter into spot and forward currency contracts to facilitate settlement of securities transactions.

Some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. Therefore, when a money manager believes it is appropriate to do so, the Fund may invest in synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants, or may invest in equity linked notes.

The Fund may invest in pooled investment vehicles, such as other investment companies or exchange traded funds, which have broader or more efficient access to shares of emerging market companies in certain countries but which may involve a further layering of expenses. By investing in pooled investment vehicles indirectly through the Fund, a shareholder will bear expenses of the pooled investment vehicles in addition to expenses of the Fund.

The Fund may invest in equity securities of U.S. or other developed market companies, rights, warrants and convertible securities.

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

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On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell Global Opportunistic Credit Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide total return.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in bonds. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. Bonds are fixed income securities representing debt obligations that typically require the issuer to repay the bondholders the principal amount borrowed and generally to pay interest. The Fund considers bonds to include fixed income equivalent instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Under normal market conditions, the Fund will invest at least 30%, and may invest up to 100%, of its assets in securities of issuers economically tied to non-U.S. countries.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs multiple money managers unaffiliated with RIMCo, each with its own investment style. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers not affiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund may use the following principal investment styles intended to complement one another:

  Enhanced Core Style employs a limited subset of fully discretionary fixed income strategies with a relatively lower level of risk.
  Fully Discretionary Style utilizes the broadest set of fixed income strategies that includes, but is not limited to, sector rotation style and interest rate, credit quality or country and currency strategies.
  Sector Specialist Style emphasizes security and/or sub-sector selection within a particular sector (e.g., structured debt, corporate debt or currency).

The Fund invests in various tactical global bond opportunities including high yield fixed income securities, emerging markets debt securities (including Brady Bonds), corporate debt securities, Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations), government securities (including non-U.S. and emerging markets sovereign debt) and investment grade fixed income securities. The Fund invests across the globe and the money managers select securities which they believe have favorable risk/return characteristics regardless of the country a company is economically tied to. The Fund may invest without limitation in securities denominated in foreign currencies, in U.S. dollar-denominated securities of foreign issuers and in developed and emerging markets debt securities. The Fund also purchases loans and other direct indebtedness entitling the Fund to payments of interest, principal and/or other amounts due under the structure of the loan or other indebtedness. Although the Fund expects to maintain an intermediate- to long-weighted average maturity, there are no maturity restrictions on the overall portfolio or on individual securities.

The Fund may invest, without limitation, in debt securities that are rated below investment grade (commonly referred to as high-yield or “junk bonds”) as determined by one or more nationally recognized securities rating organizations or in

53

unrated securities judged by the money manager to be of comparable quality. Junk bonds, and to a lesser extent other types of bonds, may be purchased at a discount and thereby provide opportunities for capital appreciation. The Fund invests a significant portion of its assets in high-yield bonds and may invest in the lowest-rated bonds, including those in default.

The Fund may purchase and sell currency futures and options on currency futures, forward currency contracts, currency swaps and currency spot and options contracts for speculative purposes based on a money manager’s judgment regarding the direction of the market for a particular foreign currency or currencies.  The Fund’s currency investments may seek returns through the identification of global macroeconomic and investment themes that impact financial markets, including themes specific to the currency market (e.g., exchange rate valuation), themes from other markets (such as equity, interest rate or commodity markets), or themes that relate to domestic or global economic events or external shocks (such as political events or natural disasters). The Fund may also utilize these instruments to seek to protect its investments, or hedge, against adverse currency exchange rate changes by “locking in” the U.S. dollar price of a security that it plans to buy or sell. The Fund may use correlated currencies or a basket of correlated currencies to hedge currency exposure that may be too costly to hedge directly or otherwise difficult to hedge for reasons such as capital controls.

The Fund invests in certain types of derivative instruments. The Fund’s investments in derivative transactions may be intended to take short exposures. The Fund may purchase and sell futures contracts, including interest rate and Treasury futures, and enter into options, when-issued transactions (also called forward commitments), swap agreements (including interest rate and currency swaps) or swaptions (1) as a substitute for holding securities directly, (2) for hedging purposes, (3) to take a net short position with respect to certain issuers, sectors or markets, (4) to facilitate the implementation of its investment strategy, or (5) to adjust the interest rate sensitivity and duration of the Fund’s portfolio. The Fund may buy or sell credit default swaps or other credit derivatives as an alternative to buying or selling the debt securities themselves or otherwise to increase the Fund’s total return. Credit default swaps resemble insurance contracts in that the seller of the swap provides the buyer with protection against specific risks of the issuer, such as defaults and bankruptcies, in exchange for a premium from the buyer. The Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and the principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. The Fund may also enter into spot and forward currency contracts to facilitate settlement of securities transactions.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include portfolio biases, credit quality allocations, magnitude of sector shifts and duration movements. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another.

RIMCo may manage assets directly to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures in either a tactical and temporary or strategic and permanent way with the goal to increase or decrease factor exposures (such as sector exposure, style exposure, industry exposure, currency exposure, country risk, credit exposure, mortgage exposure, yield curve positioning or interest rates) or offset undesired benchmark relative over or under weights by purchasing a portfolio of fixed income securities and derivatives (including swaps, forwards and futures) that it believes will achieve the desired outcome. RIMCo may (1) pursue a passive index replication or sampling strategy by selecting an existing index or a subset of an existing index which, in aggregate, represents the desired exposure or (2) utilize either a proprietary or third party quantitative model to identify a portfolio of fixed income securities, derivatives or currencies which, in the aggregate, provide the desired exposure. RIMCo may also enter into foreign exchange currency forwards to hedge currency exposure from a money manager’s investment in fixed income securities denominated in local currency. If RIMCo determines that there is no current need to change the Fund’s factor exposures or benchmark relative over or under weights, RIMCo may re-allocate these assets to the money managers.

Additionally, while RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as duration. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to

54

manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps, forwards or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs. The Fund may have a relatively high cash reserve balance to enable effective management of cash flows in light of anticipated relatively high price volatility of the Fund’s holdings. The Fund may hold additional cash in connection with its investment strategy.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash to changes in market/sector returns by purchasing fixed income securities and/or derivatives (also known as “equitization”), which typically include total return swaps and index credit default swaps. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize exchange traded fixed income futures contracts and swaps in order to reduce market exposure. Cash not utilized to gain full market exposure is invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

Some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. Therefore, when a money manager believes it is appropriate to do so, the Fund may invest in synthetic foreign fixed income securities, which may be referred to as local access products or participation notes.

The Fund may invest in credit linked notes, which are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a “reference instrument”). The Fund may also invest in credit options, which are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

Some of the securities in which the Fund invests are supported by credit and liquidity enhancements from third parties. These enhancements may include letters of credit from foreign or domestic banks.

The Fund is classified as a “non-diversified fund” under the Investment Company Act which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. The non-diversified status provides the Fund with greater investment flexibility and to take larger positions in one or more issuers.

The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day).

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

In determining if a security is economically tied to a non-U.S. country, the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to a non-U.S. country based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to non-U.S. countries if the

55

underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments or by a non-U.S. issuer as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is a non-U.S. issuer as described above.

Non-Principal Investment Strategies

The Fund may invest in preferred stocks, rights, warrants and convertible securities. Also, in connection with reorganizing or restructuring of an issuer or its capital structure, an issuer may issue common stock or other securities to holders of debt instruments. The Fund may hold such common stock and other securities even though it does not ordinarily purchase such securities. The Fund may also invest in municipal debt obligations.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell Strategic Bond Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide current income, and as a secondary objective, capital appreciation.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in bonds. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. Bonds are fixed income securities representing debt obligations that typically require the issuer to repay the bondholders the principal amount borrowed and generally to pay interest. The Fund considers bonds to include fixed income equivalent instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs multiple money managers unaffiliated with RIMCo, each with its own investment style. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers not affiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund may use the following principal investment styles intended to complement one another:

  Enhanced Core Style employs a limited subset of fully discretionary fixed income strategies with a relatively lower level of risk.
  Fully Discretionary Style utilizes the broadest set of fixed income strategies that includes, but is not limited to, sector rotation style and interest rate, credit quality or country and currency strategies.
  Sector Specialist Style emphasizes security and/or sub-sector selection within a particular sector (e.g., structured debt, corporate debt or currency).

56

The Fund invests in securities of issuers in a variety of sectors of the fixed income market. For example, the money managers may identify sectors of the fixed income market that they believe are undervalued and focus their investments in those sectors. These sectors will differ over time. A money manager may attempt to anticipate shifts in interest rates and hold securities it expects to perform well in relation to market indexes as a result of such shifts. The Fund typically holds proportionately fewer U.S. Treasury obligations than are represented in the Barclays Capital U.S. Aggregate Bond Index.

The Fund invests in mortgage related securities including mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, mortgage pass-through securities, to be announced (“TBA”) securities, interest only mortgage-backed securities, principal only mortgage-backed securities and mortgage dollar rolls, that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. A dollar roll is the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. By investing in mortgage related securities, the Fund has exposure to non-agency mortgage backed securities, which may include Alternative A (“Alt-A”) paper, subprime and/or non-conforming mortgages. The Fund also invests in asset-backed securities, which may include, among others, credit card, automobile loan and/or home equity line of credit receivables, and collateralized loan obligations.

The Fund invests in U.S. and non-U.S. corporate debt securities, Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations), fixed income securities issued or guaranteed by the U.S. government (including Treasury Inflation Protected Securities and zero coupon securities) or by non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future.

The Fund may invest up to 25% of its assets in debt securities that are rated below investment grade (commonly referred to as high-yield or “junk bonds”) as determined by one or more nationally recognized securities rating organizations or in unrated securities judged by the money manager to be of comparable quality. Junk bonds, and to a lesser extent other types of bonds, may be purchased at a discount and thereby provide opportunities for capital appreciation.

The Fund may purchase and sell currency futures and options on currency futures, forward currency contracts, currency swaps and currency spot and options contracts for speculative purposes based on a money manager’s judgment regarding the direction of the market for a particular foreign currency or currencies.  The Fund’s currency investments may seek returns through the identification of global macroeconomic and investment themes that impact financial markets, including themes specific to the currency market (e.g., exchange rate valuation), themes from other markets (such as equity, interest rate or commodity markets), or themes that relate to domestic or global economic events or external shocks (such as political events or natural disasters). The Fund may also utilize these instruments to seek to protect its investments, or hedge, against adverse currency exchange rate changes by “locking in” the U.S. dollar price of a security that it plans to buy or sell.

The Fund invests in certain types of derivative instruments. The Fund’s investments in derivative transactions may be intended to take short exposures. The Fund may purchase and sell futures contracts, including interest rate and Treasury futures, and enter into options, when-issued transactions (also called forward commitments), swap agreements (including interest rate swaps) or swaptions (1) as a substitute for holding securities directly, (2) for hedging purposes, (3) to take a net short position with respect to certain issuers, sectors or markets, (4) to facilitate the implementation of its investment strategy, or (5) to adjust the interest rate sensitivity and duration of the Fund’s portfolio. The Fund may buy or sell credit default swaps or other credit derivatives as an alternative to buying or selling the debt securities themselves or otherwise to increase the Fund’s total return. Credit default swaps resemble insurance contracts in that the seller of the swap provides the buyer with protection against specific risks of the issuer, such as defaults and bankruptcies, in exchange for a premium from the buyer. The Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and the principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities.

The duration of the Fund’s portfolio typically ranges within 20% of the duration of the Barclays U.S. Aggregate Bond Index, which was 4.88 years as of December 31, 2011, but may vary up to 35% from the Index’s duration. The Fund has no restrictions on individual security duration. Duration is a measure of a bond price’s sensitivity to a change in

57

interest rates. Interest rates are currently at historical lows and are likely to increase at some time in the future. In general, as interest rates rise, the value of the bonds held in the Fund will tend to decline, and, as interest rates fall, the value of the bonds held in the Fund will tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations. Variable and floating rate securities are generally less sensitive to interest rate changes.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

The Fund’s investments may include variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates.

The Fund purchases loans and other direct indebtedness entitling the Fund to payments of interest, principal and/or other amounts due under the structure of the loan or other indebtedness.

The Fund invests in non-U.S. debt securities, including developed and emerging market debt securities, some of which may be non-U.S. dollar denominated.

Some of the securities in which the Fund invests are supported by credit and liquidity enhancements from third parties. These enhancements may include letters of credit from foreign or domestic banks.

The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day).

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include portfolio biases, magnitude of sector shifts and duration movements. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as duration. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps, forwards or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs. The Fund may hold additional cash in connection with its investment strategy.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash to changes in interest rates or market/sector returns by purchasing fixed income securities and/or derivatives (also known as “equitization”), which typically include exchange traded fixed income futures contracts and swaps. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize exchange traded fixed income futures contracts and swaps in order to reduce market exposure. Cash not utilized to gain full market exposure is invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

58

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

Non-Principal Investment Strategies

The Fund may invest in other investment companies and pooled investment vehicles. By investing in pooled investment vehicles indirectly through the Fund, a shareholder will bear expenses of the pooled investment vehicles in addition to expenses of the Fund. The Fund may invest in municipal debt obligations.

The Fund may invest in non-U.S. debt securities and bonds issued through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring, also known as Brady Bonds.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell Investment Grade Bond Fund

Investment Objective (Fundamental)

The Fund seeks to provide current income and the preservation of capital.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in investment grade bonds. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. Bonds are fixed income securities representing debt obligations that typically require the issuer to repay the bondholders the principal amount borrowed and generally to pay interest. The Fund considers bonds to include fixed income equivalent instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

The Fund will invest principally in securities of “investment grade” quality at the time of purchase, meaning either that a nationally recognized statistical rating organization (for example, Moody’s Investor Service, Inc., Standard & Poor’s Rating Service, or Fitch Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or a Fund’s money manager has determined the securities to be of comparable quality. However, higher rated debt securities, including investment grade bonds, are also subject to volatility and a risk of default.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs multiple money managers unaffiliated with RIMCo, each with its own investment style. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers not affiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund may use the following principal investment styles intended to complement one another:

59

  Enhanced Core Style employs a limited subset of fully discretionary fixed income strategies with a relatively lower level of risk.
  Fully Discretionary Style utilizes the broadest set of fixed income strategies that includes, but is not limited to, sector rotation style and interest rate, credit quality or country and currency strategies.
  Sector Specialist Style emphasizes security and/or sub-sector selection within a particular sector (e.g., structured debt, corporate debt or currency).

The Fund invests in securities of issuers in a variety of sectors of the fixed income market. For example, the money managers may identify sectors of the fixed income market that they believe are undervalued and focus their investments in those sectors. These sectors will differ over time. To a lesser extent, the Fund may attempt to anticipate shifts in interest rates and hold securities that the Fund expects to perform well in relation to market indexes as a result of such shifts. However, a portion of the Fund’s assets may be allocated to money managers who focus specifically on security selection rather than sector rotation and interest rate strategies. Additionally, the Fund typically holds proportionately fewer U.S. Treasury obligations than are represented in the Barclays Capital U.S. Aggregate Bond Index.

The Fund invests in mortgage related securities including mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, mortgage pass-through securities, to be announced (“TBA”) securities, interest only mortgage-backed securities, principal only mortgage-backed securities and mortgage dollar rolls, that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. A dollar roll is the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. By investing in mortgage related securities, the Fund has exposure to non-agency mortgage backed securities, which may include Alternative A (“Alt-A”) paper, subprime and/or non-conforming mortgages. The Fund also invests in asset-backed securities, which may include, among others, credit card, automobile loan and/or home equity line of credit receivables, and collateralized loan obligations.

The Fund invests in U.S. and non-U.S. corporate debt securities, Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations), fixed income securities issued or guaranteed by the U.S. government (including Treasury Inflation Protected Securities and zero coupon securities) or by non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future.

The Fund may purchase and sell currency futures and options on currency futures, forward currency contracts, currency swaps and currency spot and options contracts for speculative purposes based on a money manager’s judgment regarding the direction of the market for a particular foreign currency or currencies.  The Fund’s currency investments may seek returns through the identification of global macroeconomic and investment themes that impact financial markets, including themes specific to the currency market (e.g., exchange rate valuation), themes from other markets (such as equity, interest rate or commodity markets), or themes that relate to domestic or global economic events or external shocks (such as political events or natural disasters). The Fund may also utilize these instruments to seek to protect its investments, or hedge, against adverse currency exchange rate changes by “locking in” the U.S. dollar price of a security that it plans to buy or sell.

The Fund invests in certain types of derivative instruments. The Fund’s investments in derivative transactions may be intended to take short exposures. The Fund may purchase and sell futures contracts, including interest rate and Treasury futures, and enter into options, when-issued transactions (also called forward commitments), swap agreements (including interest rate swaps) or swaptions (1) as a substitute for holding securities directly, (2) for hedging purposes, (3) to take a net short position with respect to certain issuers, sectors or markets, (4) to facilitate the implementation of its investment strategy, or (5) to adjust the interest rate sensitivity and duration of the Fund’s portfolio. The Fund may buy or sell credit default swaps or other credit derivatives as an alternative to buying or selling the debt securities themselves or otherwise to increase the Fund’s total return. Credit default swaps resemble insurance contracts in that the seller of the swap provides the buyer with protection against specific risks of the issuer, such as defaults and bankruptcies, in exchange for a premium from the buyer. The Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and the principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities.

60

The duration of the Fund’s portfolio typically ranges within 20% of the duration of the Barclays U.S. Aggregate Bond Index, which was 4.88 years as of December 31, 2011, but may vary up to 25% from the Index’s duration. The Fund has no restrictions on individual security duration. Duration is a measure of a bond price’s sensitivity to a change in interest rates. Interest rates are currently at historical lows and are likely to increase at some time in the future. In general, as interest rates rise, the value of the bonds held in the Fund will tend to decline, and, as interest rates fall, the value of the bonds held in the Fund will tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations. Variable and floating rate securities are generally less sensitive to interest rate changes.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

The Fund’s investments may include variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates.

The Fund purchases loans and other direct indebtedness entitling the Fund to payments of interest, principal and/or other amounts due under the structure of the loan or other indebtedness.

The Fund invests in non-U.S. debt securities, including developed and emerging market debt securities, some of which may be non-U.S. dollar denominated.

Some of the securities in which the Fund invests are supported by credit and liquidity enhancements from third parties. These enhancements may include letters of credit from foreign or domestic banks.

The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day).

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include portfolio biases, magnitude of sector shifts and duration movements. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as duration. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps, forwards or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs. The Fund may hold additional cash in connection with its investment strategy.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash to changes in interest rates or market/sector returns by purchasing fixed income securities and/or derivatives (also known as “equitization”), which typically include exchange traded fixed income futures contracts and swaps. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize exchange traded fixed

61

income futures contracts and swaps in order to reduce market exposure. Cash not utilized to gain full market exposure is invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

Non-Principal Investment Strategies

The Fund may invest in other investment companies and pooled investment vehicles. By investing in pooled investment vehicles indirectly through the Fund, a shareholder will bear expenses of the pooled investment vehicles in addition to expenses of the Fund. The Fund may invest in municipal debt obligations.

The Fund may invest in non-U.S. debt securities and bonds issued through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring, also known as Brady Bonds.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Russell Short Duration Bond Fund

Investment Objective (Non-Fundamental)

The Fund seeks to provide current income and preservation of capital with a focus on short duration securities.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in bonds. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. Bonds are fixed income securities representing debt obligations that typically require the issuer to repay the bondholders the principal amount borrowed and generally to pay interest. The Fund considers bonds to include fixed income equivalent instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

The Fund defines short duration as a duration ranging from 0.5 to 3.0 years. The duration of the Fund’s portfolio typically ranges within 30% of the duration of the BofA Merrill Lynch 1-3 Yr US Treasuries Index, which was 1.89 years as of December 31, 2011, but may vary up to 50% from the Index’s duration. The Fund has no restrictions on individual security duration. Duration is a measure of a bond price’s sensitivity to a change in interest rates. Interest rates are currently at historical lows and are likely to increase at some time in the future. In general, as interest rates rise, the value of the bonds held in the Fund will tend to decline, and, as interest rates fall, the value of the bonds in the Fund will tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations. Variable and floating rate securities are generally less sensitive to interest rate changes.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs multiple money managers unaffiliated with RIMCo, each with its own investment style. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers

62

not affiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund may use the following principal investment styles intended to complement one another:

  Enhanced Core Style employs a limited subset of fully discretionary fixed income strategies with a relatively lower level of risk.
  Fully Discretionary Style utilizes the broadest set of fixed income strategies that includes, but is not limited to, sector rotation style and interest rate, credit quality or country and currency strategies.
  Sector Specialist Style emphasizes security and/or sub-sector selection within a particular sector (e.g., structured debt, corporate debt or currency).

The Fund invests in securities of issuers in a variety of sectors of the fixed income market. For example, the money managers may identify sectors of the fixed income market that they believe are undervalued and focus their investments in those sectors. These sectors will differ over time. To a lesser extent, the Fund may attempt to anticipate shifts in interest rates and hold securities that the Fund expects to perform well in relation to market indexes as a result of such shifts. Additionally, the Fund typically holds significantly fewer U.S. Treasury obligations than are represented in the BofA Merrill Lynch 1-3 Yr US Treasuries Index.

The Fund invests in mortgage related securities including mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, mortgage pass-through securities, to be announced (“TBA”) securities, interest only mortgage-backed securities, principal only mortgage-backed securities and mortgage dollar rolls, that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. A dollar roll is the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. By investing in mortgage related securities, the Fund has exposure to non-agency mortgage backed securities, which may include Alternative A (“Alt-A”) paper, subprime and/or non-conforming mortgages. The Fund also invests in asset-backed securities, which may include, among others, credit card, automobile loan and/or home equity line of credit receivables, and collateralized loan obligations.

The Fund invests in U.S. and non-U.S. corporate debt securities, Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations), fixed income securities issued or guaranteed by the U.S. government (including Treasury Inflation Protected Securities and zero coupon securities) or by non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future.

The Fund may invest up to 15% of its assets in debt securities that are rated below investment grade (commonly referred to as high-yield or “junk bonds”) as determined by one or more nationally recognized securities rating organizations or in unrated securities judged by the money manager to be of comparable quality. Junk bonds, and to a lesser extent other types of bonds, may be purchased at a discount and thereby provide opportunities for capital appreciation.

The Fund invests in certain types of derivative instruments. The Fund’s investments in derivative transactions may be intended to take short exposures. The Fund may purchase and sell futures contracts, including interest rate, foreign currency and Treasury futures, and enter into options, when-issued transactions (also called forward commitments), forward foreign currency contracts, swap agreements (including interest rate swaps) or swaptions (1) as a substitute for holding securities directly, (2) for hedging purposes, (3) to take a net short position with respect to certain issuers, sectors or markets, (4) to facilitate the implementation of its investment strategy, or (5) to adjust the interest rate sensitivity and duration of the Fund’s portfolio. The Fund may buy or sell credit default swaps or other credit derivatives as an alternative to buying or selling the debt securities themselves or otherwise to increase the Fund’s total return. Credit default swaps resemble insurance contracts in that the seller of the swap provides the buyer with protection against specific risks of the issuer, such as defaults and bankruptcies, in exchange for a premium from the buyer. The Fund may

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invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and the principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

The Fund’s investments may include variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates.

The Fund purchases loans and other direct indebtedness entitling the Fund to payments of interest, principal and/or other amounts due under the structure of the loan or other indebtedness.

The Fund invests in non-U.S. debt securities, including developed and emerging market debt securities, some of which may be non-U.S. dollar denominated.

The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day).

Some of the securities in which the Fund invests are supported by credit and liquidity enhancements from third parties. These enhancements may include letters of credit from foreign or domestic banks.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include portfolio biases, magnitude of sector shifts and duration movements. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as duration. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps, forwards or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash to changes in interest rates or market/sector returns by purchasing fixed income securities and/or derivatives (also known as “equitization”), which typically include exchange traded fixed income futures contracts and swaps. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize exchange traded fixed income futures contracts and swaps in order to reduce market exposure. Cash not utilized to gain full market exposure is invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

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The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

Non-Principal Investment Strategies

The Fund may invest in other investment companies and pooled investment vehicles. By investing in pooled investment vehicles indirectly through the Fund, a shareholder will bear expenses of the pooled investment vehicles in addition to expenses of the Fund. The Fund may invest in municipal debt obligations.

The Fund may invest in non-U.S. debt securities and bonds issued through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring, also known as Brady Bonds.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

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Russell Money Market Fund

Investment Objective (Non-Fundamental)

The Fund seeks to preserve principal and provide liquidity and current income.

Principal Investment Strategies

The Fund concentrates its investments in a portfolio of high quality money market securities issued or guaranteed by the U.S. government, its agencies or instrumentalities maturing within 397 days or less; however variable rate securities may have longer maturities. U.S. government securities are high quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the U.S. government. Some are backed by the right of the issuer to borrow from the U.S. Treasury. Others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations or are supported by only the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the U.S. government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. U.S. government agencies or instrumentalities that issue or guarantee securities include, among others, the U.S. Treasury, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Farm Credit Banks and the Federal Home Loan Bank. The Fund seeks to maintain a net asset value of $1.00 per share, although it is possible to lose money by investing in the Fund.

The Fund’s investments may include adjustable rate securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities whose rates are tied to appropriate money market indexes and are reset periodically. The dollar weighted average maturity of the Fund’s portfolio is 60 days or less.

The types of U.S. government obligations the Fund may purchase include:

  a variety of U.S. Treasury obligations backed by the full faith and credit of the U.S. government which differ only in their interest rates, maturities and times of issuance, including:
  U.S. Treasury bills that at time of issuance have maturities of one year or less, and
  U.S. Treasury notes and U.S. Treasury bonds with remaining maturities of 13 months if fixed rate and 24 months if variable rate (so long as the variable rate is readjusted no less frequently than every 397 days);
  obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities and supported by any of the following:
  the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates), the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, discretionary authority of the U.S. government agency or instrumentality, or the credit of the agency or instrumentality.

The Fund may enter into repurchase agreements collateralized by U.S. government or agency obligations. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day).

The Fund invests in variable rate demand notes, generally municipal debt instruments, that are supported by credit and liquidity enhancements from U.S. government agencies or instrumentalities. These are obligations with a “put” right, obligating the provider of the put to buy the security within a specified time and at an agreed upon price.

The Fund may also invest in (i) debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”) or other similar current or future government programs. Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies and (ii) asset backed commercial paper issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, such as Straight-A Funding student loan programs.

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Because the Fund may be 100% invested in securities of the U.S. government or any of its agencies or instrumentalities, the Fund’s return may be less than a fund which can invest without limitation in all types of securities.

The Fund seeks to achieve its objective by active security selection consistent with its daily assessment of market liquidity and market and credit risks. This approach begins with a broad review of the economic and political environment. Interest rate forecasts of the investment community and Federal Reserve policy are analyzed to develop an expectation for interest rate trends. Within this framework, the Fund identifies individual securities for investment.

The Fund is a stable value fund and generally pursues a “buy and hold” strategy. However, the Fund may sell securities as a result of changes in creditworthiness of the issuer of those securities, to change the characteristics of the portfolio (e.g., its dollar weighted average maturity), to increase the Fund’s market-based net asset value, to comply with Rule 2a-7 under the Investment Company Act of 1940 or to create liquidity to meet redemptions.

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RISKS

An investment in the Funds, like any investment, has risks. The value of a Fund fluctuates and you could lose money. The following table lists the Funds and Underlying Funds and the types of principal and non-principal risks the Funds and Underlying Funds are subject to.  The Funds are exposed to the same risks as the Underlying Funds in direct proportion to the allocation of their assets among the Underlying Funds. The Underlying Funds in which the Funds invest and the percentage allocations to the Underlying Funds will change over time.  Because of this, the risks listed below may be principal risks or non-principal risks of, or not applicable to, the Funds at any given time. Please refer to the discussion following the chart and the Funds’ Statement of Additional Information for a discussion of risks associated with types of securities held by the Underlying Funds and the investment practices employed by the individual Underlying Funds.

Fund	Principal Risks	Non-Principal Risks
2017 Retirement Distribution Fund – A Shares
•  Purchase After First Stated Annual Target Distribution
•  Target Distribution
•  Impact of Changes to Net Asset Value
•  Return of Capital
•  Sufficient Assets
•  Investment Model Assumptions
•  Long-Term Viability Risk
•  Investing in Affiliated Underlying Funds
• Asset Allocation
2017 Retirement Distribution Fund – S Shares
•  Purchase After First Stated Annual Target Distribution
•  Target Distribution
•  Impact of Changes to Net Asset Value
•  Return of Capital
•  Sufficient Assets
•  Investment Model Assumptions
•  Long-Term Viability Risk
•  Investing in Affiliated Underlying Funds
• Asset Allocation
Underlying Fund	Principal Risks	Non-Principal Risks
Russell U.S. Core Equity Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Value Stocks
•  Growth Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Medium Capitalization Companies
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Depositary Receipts
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Securities of Small Capitalization Companies
•  Preferred Stock
•  Rights, Warrants and Convertible Securities
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Counterparty Risk
•  Securities of Other Investment Companies
•  REITs
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Index Replication and Sampling Risk
•  Securities Lending
• Operational Risk
68

Underlying Fund	Principal Risks	Non-Principal Risks
Russell U.S. Quantitative Equity Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Securities of Medium Capitalization Companies
•  Securities of Small Capitalization Companies
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Leveraging Risk
•  Counterparty Risk
•  Short Sales
•  REITs
•  Depositary Receipts
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Preferred Stock
•  Rights, Warrants and Convertible Securities
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Securities of Other Investment Companies
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk

Effective August 15, 2012 the Russell U.S. Quantitative Equity Fund risk table will be replaced with the Russell U.S. Defensive Equity Fund risk table as follows:

Underlying Fund	Principal Risks	Non-Principal Risks
Russell U.S. Defensive Equity Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Defensive Stocks
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Medium Capitalization Companies
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Securities of Small Capitalization Companies
•  Preferred Stock
•  Rights, Warrants and Convertible Securities
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Counterparty Risk
•  Securities of Other Investment Companies
•  REITs
•  Depositary Receipts
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk
69

Underlying Fund	Principal Risks	Non-Principal Risks
Russell U.S. Small Cap Equity Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Value Stocks
•  Growth Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Small Capitalization Companies
•  Securities of Micro Capitalization Companies
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  REITs
•  Depositary Receipts
•  Liquidity Risk
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Securities of Companies with Capitalization Smaller than the Russell 2000® Index
•  Preferred Stock
•  Rights, Warrants and Convertible Securities
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Counterparty Risk
•  Securities of Other Investment Companies
•  Illiquid Securities
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk
Russell Commodity Strategies Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Fixed Income Securities Risk
•  Non-Investment Grade Fixed Income Securities (High Yield or “Junk Bonds”)
•  Government Issued or Guaranteed Securities, U.S. Government Securities
•  Bank Obligations
•  Municipal Obligations
•  U.S. and Non-U.S. Corporate Debt Securities Risk
•  Mortgage-Backed Securities
•  Agency Mortgage-Backed Securities
•  Privately-Issued Mortgage-Backed Securities
•  Asset-Backed Securities
•  Non-U.S. Securities
•  Non-U.S. Fixed Income Securities
•  Emerging Markets Debt
•  Currency Risk
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Leveraging Risk
•  Counterparty Risk
•  Commodity Risk
•  Correlation Risk
•  Tax Risk
•  Subsidiary Risk
•  Liquidity Risk
•  Non-Diversification Risk
• Large Redemptions
•  Equity Securities
•  Common Stocks
•  Preferred Stocks
•  Convertible Securities
•  Commercial Paper
•  Securities of Other Investment Companies
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
• Operational Risk
70

Underlying Fund	Principal Risks	Non-Principal Risks
Russell Global Infrastructure Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Securities of Medium Capitalization Companies
•  Securities of Small Capitalization Companies
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Currency Trading Risk
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Counterparty Risk
•  Infrastructure Companies
•  MLPs
•  Liquidity Risk
•  Large Redemptions
•  Non-Diversification Risk
• Exposing Cash Reserves to Appropriate Markets
•  Preferred Stocks
•  Rights, Warrants and Convertible Securities
•  Synthetic Foreign Equity/Fixed Income Securities
•  Equity Linked Notes
•  Securities of Other Investment Companies
•  REITs
•  Depositary Receipts
•  Illiquid Securities
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk
Russell Global Real Estate Securities Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Securities of Medium Capitalization Companies
•  Securities of Small Capitalization Companies
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Currency Trading Risk
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Counterparty Risk
•  Real Estate Securities
•  REITs
•  Liquidity Risk
•  Large Redemptions
•  Industry Concentration Risk
• Exposing Cash Reserves to Appropriate Markets
•  Preferred Stocks
•  Rights, Warrants and Convertible Securities
•  Securities of Other Investment Companies
•  Depositary Receipts
•  Illiquid Securities
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk
71

Underlying Fund	Principal Risks	Non-Principal Risks
Russell Global Equity Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Value Stocks
•  Growth Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Medium Capitalization Companies
•  Securities of Small Capitalization Companies
•  Preferred Stocks
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Counterparty Risk
•  Depositary Receipts
•  Liquidity Risk
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Rights, Warrants and Convertible Securities
•  Synthetic Foreign Equity/Fixed Income Securities
•  Equity Linked Notes
•  Securities of Other Investment Companies
•  REITs
•  Illiquid Securities
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk
Russell International Developed Markets Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Value Stocks
•  Growth Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Medium Capitalization Companies
•  Securities of Small Capitalization Companies
•  Preferred Stocks
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Counterparty Risk
•  Depositary Receipts
•  Liquidity Risk
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Rights, Warrants and Convertible Securities
•  Synthetic Foreign Equity/Fixed Income Securities
•  Equity Linked Notes
•  Securities of Other Investment Companies
•  REITs
•  Illiquid Securities
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk
72

Underlying Fund	Principal Risks	Non-Principal Risks
Russell Emerging Markets Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Value Stocks
•  Growth Stocks
•  Market-Oriented Investments
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Medium Capitalization Companies
•  Securities of Small Capitalization Companies
•  Preferred Stocks
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Counterparty Risk
•  Depositary Receipts
•  Illiquid Securities
•  Liquidity Risk
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Rights, Warrants and Convertible Securities
•  Synthetic Foreign Equity/Fixed Income Securities
•  Equity Linked Notes
•  Securities of Other Investment Companies
•  REITs
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk
73

Underlying Fund	Principal Risks	Non-Principal Risks
Russell Global Opportunistic Credit Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Fixed Income Securities Risk
•  Non-Investment Grade Fixed Income Securities (High Yield or “Junk Bonds”)
•  U.S. and Non-U.S. Corporate Debt Securities Risk
•  Government Issued or Guaranteed Securities, U.S. Government Securities
•  Variable and Floating Rate Securities
•  Credit and Liquidity Enhancements
•  Repurchase Agreements
•  Loans and other Direct Indebtedness
•  Credit Linked Notes, Credit Options and Similar Investments
•  Non-U.S. Securities
•  Non-U.S. Fixed Income Securities
•  Emerging Markets Debt
•  Brady Bonds
•  Yankee Bonds and Yankee CDs
•  Currency Risk
•  Synthetic Foreign Equity/Fixed Income Securities
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Leveraging Risk
•  Counterparty Risk
•  Illiquid Securities
•  Liquidity Risk
•  Large Redemptions
•  Non-Diversification Risk
• Exposing Cash Reserves to Appropriate Markets
•  Preferred Stock
•  Rights, Warrants and Convertible Securities
•  Municipal Obligations
•  Securities of Other Investment Companies
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Index Replication and Sampling Risk
•  Securities Lending
• Operational Risk
74

Underlying Fund	Principal Risks	Non-Principal Risks
Russell Strategic Bond Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Fixed Income Securities Risk
•  Non-Investment Grade Fixed Income Securities (High Yield or “Junk Bonds”)
•  U.S. and Non-U.S. Corporate Debt Securities Risk
•  Government Issued or Guaranteed Securities, U.S. Government Securities
•  Variable and Floating Rate Securities
•  Mortgage-Backed Securities
•  Agency Mortgage-Backed Securities
•  Privately-Issued Mortgage-Backed Securities
•  Asset-Backed Securities
•  Credit and Liquidity Enhancements
•  Repurchase Agreements
•  Dollar Rolls
•  Loans and other Direct Indebtedness
•  Non-U.S. Securities
•  Non-U.S. Fixed Income Securities
•  Emerging Markets Debt
•  Yankee Bonds and Yankee CDs
•  Currency Risk
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Leveraging Risk
•  Counterparty Risk
•  Illiquid Securities
•  Liquidity Risk
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Municipal Obligations
•  Brady Bonds
•  Securities of Other Investment Companies
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk
75

Underlying Fund	Principal Risks	Non-Principal Risks
Russell Investment Grade Bond
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Fixed Income Securities Risk
•  U.S. and Non-U.S. Corporate Debt Securities Risk
•  Government Issued or Guaranteed Securities, U.S. Government Securities
•  Variable and Floating Rate Securities
•  Mortgage-Backed Securities
•  Asset-Backed Securities
•  Credit and Liquidity Enhancements
•  Repurchase Agreements
•  Dollar Rolls
•  Loans and other Direct Indebtedness
•  Non-U.S. Securities
•  Non-U.S. Fixed Income Securities
•  Emerging Markets Debt
•  Yankee Bonds and Yankee CDs
•  Currency Risk
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Leveraging Risk
•  Counterparty Risk
•  Illiquid Securities
•  Liquidity Risk
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Municipal Obligations
•  Brady Bonds
•  Securities of Other Investment Companies
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk
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Underlying Fund	Principal Risks	Non-Principal Risks
Russell Short Duration Bond Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Fixed Income Securities Risk
•  Non-Investment Grade Fixed Income Securities (High Yield or “Junk Bonds”)
•  U.S. and Non-U.S. Corporate Debt Securities Risk
•  Government Issued or Guaranteed Securities, U.S. Government Securities
•  Variable and Floating Rate Securities
•  Mortgage-Backed Securities
•  Agency Mortgage-Backed Securities
•  Privately-Issued Mortgage-Backed Securities
•  Asset-Backed Securities
•  Credit and Liquidity Enhancements
•  Repurchase Agreements
•  Dollar Rolls
•  Loans and other Direct Indebtedness
•  Non-U.S. Securities
•  Non-U.S. Fixed Income Securities
•  Emerging Markets Debt
•  Yankee Bonds and Yankee CDs
•  Currency Risk
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Currency Trading Risk
•  Leveraging Risk
•  Counterparty Risk
•  Illiquid Securities
•  Liquidity Risk
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Municipal Obligations
•  Brady Bonds
•  Securities of Other Investment Companies
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk
Russell Money Market Fund
•  Active Management Risk
•  Security Selection
•  Fixed Income Securities
•  Government Issued or Guaranteed Securities, U.S. Government Securities
•  Municipal Obligations
•  Money Market Securities and Commercial Paper
•  Asset-Backed Commercial Paper
•  Variable and Floating Rate Securities
•  Debt Securities Guaranteed Pursuant to Government Guarantees
•  Stable $1.00 Net Asset Value Risk
•  Credit and Liquidity Enhancements
•  Repurchase Agreements
•  Demand Notes
•  Large Redemptions
	• Industry Concentration Risk	• Market Volatility Risk • Economic and Market Events Risk • Government Intervention in and Regulation of Financial Markets • Increased Government Debt

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Effective August 15, 2012, the Russell U.S. Dynamic Equity Fund (known as the Russell U.S. Growth Fund until August 15, 2012) will be a new Underlying Fund.

Underlying Fund	Principal Risks	Non-Principal Risks
Russell U.S. Dynamic Equity Fund
•  Multi-Manager Approach
•  Active Management Risk
•  Security Selection
•  Risk Management
•  Equity Securities Risk
•  Common Stocks
•  Growth Stocks
•  Value Stocks
•  Dynamic Stocks
•  Quantitative Investing
•  Fundamental Investing
•  Securities of Medium Capitalization Companies
•  Derivatives (Futures Contracts, Options, Forwards and Swaps)
•  Leveraging Risk
•  Counterparty Risk
•  Short Sales
•  Depositary Receipts
•  Large Redemptions
• Exposing Cash Reserves to Appropriate Markets
•  Securities of Small Capitalization Companies
•  Preferred Stocks
•  Rights, Warrants and Convertible Securities
•  Non-U.S. Securities
•  Non-U.S. Equity Securities
•  Emerging Markets Securities
•  Currency Risk
•  Securities of Other Investment Companies
•  REITs
•  Illiquid Securities
•  Market Volatility
•  Economic and Market Events Risk
•  Government Intervention in and Regulation of Financial Markets
•  Increased Government Debt
•  Securities Lending
• Operational Risk

In order to determine which risks are principal or non-principal risks for a Fund or Underlying Fund, please refer to the table above.

The principal risks of investing in the Funds are those associated with:

Purchase After First Stated Annual Target Distribution

Investors who purchase shares after a Fund has made its first stated annual target distribution may not receive the same results as investors who purchase shares prior to that distribution. This may include a different payout ratio and/or a different amount of the investor’s initial investment remaining at the end of the period. Consequently, the Funds may close to new investors and to additional investment by existing shareholders (except for re-investment of Distribution Overages) if the Funds determine that such further investment will result in the Funds being less likely to meet their investment objectives.

Target Distribution

Neither the Funds nor RIMCo can offer any assurance that a Fund will be able to make its target distributions or return all or a portion of your initial investment. Exceptional market returns, both positive and negative, may impact the ability of a Fund to make its target distribution as well as the amount of your initial investment that will remain at the end of a Fund’s 10-year term.

Impact of Changes to Net Asset Value

If the NAV per share of a Fund decreases due to declines in the value of the Fund’s investments, there will be a reduced probability that the Fund will make the full amount of each of its target distributions and the amount of your initial investment remaining at the end of the Term will be less and may possibly be zero.

Return of Capital

Each Fund intends to make its target distribution each year, whether or not the Fund realizes income and capital gains sufficient to pay these distributions. To the extent that income and capital gains are insufficient to fund the targeted distributions, the Fund will distribute a portion of invested capital as a return of capital. Substantial return of capital may decrease the likelihood of the Funds achieving their secondary objective of preservation of a portion of the capital initially invested.

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Sufficient Assets

Each Fund seeks to provide a steady, but not guaranteed, level of distributions to its shareholders for the Term of the Fund. This is contingent on the Fund having sufficient assets to make such distributions. If a Fund does not have sufficient assets, it will distribute the remaining assets and the Fund will terminate.

Investment Model Assumptions

The investment model used by the Funds relies on RIMCo’s capital markets assumptions. Capital markets assumptions are RIMCo’s assumptions regarding the expected future performance of asset classes included in the model. These capital markets assumptions are forecasts and are not predictive of actual performance results. The capital markets assumptions may differ from actual results and the investment model’s asset allocation may be more aggressive or more conservative than necessary. If investment performance is substantially below assumptions in the investment model such that even a very conservative asset allocation appears unlikely to meet a Fund’s primary objective of paying the stated target distribution, the Fund may shift into an asset allocation with higher risk and higher potential for return to increase the likelihood that the Fund can make its target distributions.

Long-Term Viability Risk

There can be no assurance that these Funds will grow to an economically viable size, in which case these Funds may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time. You should consider your own investment goals and risk tolerance before investing in any Fund.

Investing in Affiliated Underlying Funds

Since the assets of each Fund are invested principally in shares of the Underlying Funds, the investment performance of each Fund is directly related to the investment performance of the Underlying Funds in which it invests. The Funds have no control over the Underlying Funds’ investment strategies. Because RIMCo’s profitability on the Underlying Funds varies from fund to fund, in determining the allocation of each fund of funds among the Underlying Funds, RIMCo may be deemed to have a conflict of interest. RIMCo, however, is a fiduciary to the Fund and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.

Asset Allocation

Neither the Funds nor RIMCo can offer any assurance that the asset allocation of a Fund will either maximize returns or minimize risks. Nor can the Funds or RIMCo offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor.

The Funds are exposed to the same risks as the Underlying Funds in direct proportion to the allocation of their assets among the Underlying Funds. The following are the risks associated with investing in the Underlying Funds which are also risks of investing in the Funds as a result of their investment in the Underlying Funds:

Multi-Manager Approach

While the investment styles employed by an Underlying Fund’s money managers are intended to be complementary, they may not in fact be complementary. The interplay of the various strategies employed by an Underlying Fund’s multiple money managers may result in an Underlying Fund holding a concentration of certain types of securities. This concentration may be beneficial or detrimental to an Underlying Fund’s performance depending upon the performance of those securities and the overall economic environment. The money managers selected for an Underlying Fund may underperform the market generally or other money managers that could have been selected for that Fund. The multi-manager approach could increase an Underlying Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to an Underlying Fund’s portfolio securities, higher brokerage commissions and other transaction costs.

Active Management Risk

Actively managed investment portfolios are subject to management risk. Despite strategies designed to achieve a Fund’s investment objective, the values of investments will change with market conditions, and so will the value of any investment in an Underlying Fund. Investments in an Underlying Fund could be lost or an Underlying Fund could underperform other investments.

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  Security Selection

The securities or instruments chosen by RIMCo or a money manager to be in an Underlying Fund’s portfolio may not perform as the Underlying Fund’s money managers expect. Security or instrument selection risk may cause an Underlying Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.

  Risk Management

There is no guarantee that RIMCo will effectively assess an Underlying Fund’s risk factor exposures and it is possible that its judgments regarding an Underlying Fund’s risk profile may prove incorrect. In addition, actions taken for risk management purposes may be ineffective and/or cause the Underlying Fund to underperform other funds with similar investment objectives and investment strategies in the short- and/or long-term. An Underlying Fund may also experience relative underperformance if the market rewards certain factor exposures and not others for a period of time. Proprietary and third party quantitative models are generally backward-looking or use historical data to generate forecasts which could result in incorrect assessments of the level of risk in an Underlying Fund’s portfolio or ineffective adjustments to an Underlying Fund’s portfolio characteristics. The models may also be flawed and may cause the Underlying Fund to underperform other funds with similar objectives and strategies.

Equity Securities Risk

The value of equity securities fluctuates in response to general market and economic conditions (market risk) and in response to the fortunes of individual companies (company risk). Therefore, the value of an investment in the Underlying Funds that hold equity securities may decrease. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. Also, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on stock markets. Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can adversely affect the price of equity securities. These developments and changes can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general.

  Common Stocks

The value of common stocks will rise and fall in response to the activities of the company that issued the stock, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds will take precedence over the claims of owners of common stocks.

  Value Stocks

Investments in value stocks are subject to the risks of common stocks, as well as the risks that (i) their intrinsic values may never be realized by the market or (ii) such stock may turn out not to have been undervalued.

  Growth Stocks

Investments in growth stocks are subject to the risks of common stocks. Growth company stocks generally provide minimal dividends which could otherwise offset the impact of a market decline. The value of growth company stocks may rise and fall significantly based, in part, on investors’ perceptions of the company, rather than on fundamental analysis of the stocks.

  Market-Oriented Investments

Market-oriented investments are subject to the risks of common stocks, as well as the risks associated with growth and value stocks.

  Quantitative Investing

Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes from the factors’ historical trends. Quantitative analysis may not work as anticipated or produce the desired results. Additionally, commonality of holdings across quantitative money managers may amplify losses.

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  Fundamental Investing

In fundamental analysis, securities are selected based on an evaluation of a company’s future earnings potential, security valuations, financial quality and business momentum. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected in the security’s price.

  Securities of Medium Capitalization Companies

Investments in securities of medium capitalization companies are subject to the risks of common stocks. However, investments in medium capitalization companies may involve greater risks than those associated with larger, more established companies. Securities of such issuers may be thinly traded, and thus, difficult to buy and sell in the market. These companies often have narrower markets, more limited operating or business history, more limited product lines, and more limited managerial or financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of an Underlying Fund’s portfolio.

  Securities of Small Capitalization Companies

Investments in securities of small capitalization companies are subject to the risks of common stocks, including the risks of investing in securities of medium capitalization companies. However, investments in small capitalization companies may involve greater risks, as, generally, the smaller the company size, the greater these risks.

  Securities of Micro Capitalization Companies and Companies with Capitalization Smaller than the Russell® 2000 Index

Investments in securities of micro capitalization companies and companies with capitalization smaller than the Russell 2000® Index are subject to the risks of common stocks, including the risks of investing in securities of medium and small capitalization companies. However, investments in such companies may involve greater risks, as, generally, the smaller the company size, the greater these risks. In addition, micro capitalization companies and companies with capitalization smaller than the Russell 2000® Index may be newly formed with more limited track records and less publicly available information.

  Preferred Stocks

Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price. Preferred stock does not usually have voting rights. The absence of voting rights may result in approval by the holders of the common stock of a corporate action to restructure a company for the benefit of the holders of the common stock to the detriment of the holders of the preferred stocks.

  Rights, Warrants and Convertible Securities

Rights and warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Rights are similar to warrants but typically have shorter durations and are offered to current stockholders of the issuer. Changes in the value of a right or a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a right or a warrant may be more volatile than the price of its underlying security, and a right or a warrant may offer greater potential for capital loss.

Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject to both the credit and interest rate risks associated with fixed income securities and to the market risk associated with common stock.

Fixed Income Securities Risk

Fixed income securities generally are subject to the following risks: (i) Interest rate risk which is the risk that prices of fixed income securities generally rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of fixed income securities fall. Expectations of higher inflation generally cause interest rates to rise. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration; (ii) Market risk which is the risk that the value of fixed income securities fluctuates in response to general market and economic conditions; (iii) Company Risk which is the risk that the value of fixed income securities fluctuates in response to the fortunes of individual companies; (iv) Credit and default risk which is the risk that a Fund could lose money if the issuer or

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guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk which are often reflected in credit ratings. Fixed income securities may be downgraded in credit rating or go into default. While all fixed income securities are subject to credit risk, lower-rated bonds and bonds with longer final maturities generally have higher credit risks and higher risk of default; (v) Inflation risk which is the risk that the present value of a security will be less in the future if inflation decreases the value of money.

Specific types of fixed income securities are also subject to additional risks which are described below.

  Non-Investment Grade Fixed Income Securities (High-Yield or “Junk Bonds”)

Although lower rated debt securities generally offer a higher yield than higher rated debt securities, they involve higher risks, higher volatility and higher risk of default than investment grade bonds. They are especially subject to:

  Adverse changes in general economic conditions and in the industries in which their issuers are engaged,
  Changes in the financial condition of their issuers and
  Price fluctuations in response to changes in interest rates.

As a result, issuers of lower rated debt securities are more likely than other issuers to miss principal and interest payments or to default which could result in a loss to an Underlying Fund.

  U.S. and Non-U.S. Corporate Debt Securities Risk

U.S. and non-U.S. corporate debt securities are subject to the same risks as other fixed income securities, including interest rate risk and market risk. U.S. and non-U.S. corporate debt securities are also affected by perceptions of the creditworthiness and business prospects of individual issuers. The underlying company may be unable to pay interest or repay principal upon maturity, which could adversely affect the security’s market value. In addition, due to less publicly available financial and other information, less stringent securities regulation, war, and other adverse governmental actions, investments in non-U.S. corporate debt securities may expose the Underlying Funds to greater risk than investments in U.S. corporate debt securities.

  Government Issued or Guaranteed Securities, U.S. Government Securities

Bonds guaranteed by a government are subject to the same risks as other fixed income securities, including inflation risk, price depreciation risk and default risk. No assurance can be given that the U.S. government will provide financial support to certain U.S. government agencies or instrumentalities since it is not obligated to do so by law. Accordingly, bonds issued by U.S. government agencies or instrumentalities may involve risk of loss of principal and interest.

  Bank Obligations

An adverse development in the banking industry may affect the value of an Underlying Fund’s investments. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. Banks are subject to extensive but different government regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry. The banking industry may also be impacted by legal and regulatory developments, particularly the recently enacted financial reform legislation. The specific effects of such developments are not yet fully known.

  Municipal Obligations

Municipal obligations are subject to interest rate, credit and illiquidity risk and are affected by economic, business and political developments. The value of these securities, or an issuer’s ability to make payments, may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes.

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Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. In addition, the perceived increased likelihood of default among issuers of municipal bonds has resulted in increased illiquidity, increased price volatility and credit downgrades of such issuers.

  Money Market Securities and Commercial Paper

Prices of money market securities rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of money market securities fall. Money market securities are also subject to reinvestment risk. As interest rates decline, a money market fund’s dividends (income) may decline because the fund must then invest in lower-yielding instruments. There is also a risk that money market securities will be downgraded in credit rating or go into default. Lower-rated securities, and securities with longer final maturities, generally have higher credit risks.

  Debt Securities Guaranteed Pursuant to Government Guarantees

The TLGP guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This guarantee does not extend to shares of the Fund itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk. The terms of other government guarantee programs may differ.

  Asset-Backed Commercial Paper

Asset-backed commercial paper is a fixed income obligation generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flowing receivables such as credit card receivables or auto and equipment leases. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper. Asset-backed commercial paper is usually unregistered and, therefore, transfer of these securities is restricted by the Securities Act of 1933.

  Variable and Floating Rate Securities

A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a specified margin above or below the prime rate of a specified bank or some similar objective standard, such as the yield on the 90–day U.S. Treasury Bill rate, and may change as often as daily. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if the interest rates increase. Inverse floating rate securities, which are securities whose interest rate bears an inverse relationship to the interest rate on another security, may also exhibit greater price volatility than a fixed rate obligation with similar credit quality.

  Funding Agreements

Funding agreements are subject to reinvestment risk and credit risk, as are all money market securities. Because there is normally no secondary market for these investments, funding agreements purchased by the Fund may be regarded as illiquid and therefore will be subject to the Fund’s limitation on illiquid investments.

  Stable $1.00 Net Asset Value Risk

There is no assurance that the Russell Money Market Fund will maintain a net asset value of $1.00 per share on a continuous basis and it is possible to lose money by investing in the Russell Money Market Fund.

  Mortgage-Backed Securities

The value of mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the mortgages underlying the securities. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, an Underlying Fund has exposure to prime loans, subprime loans, Alt-A loans and/or non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to prime, subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or

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value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of an Underlying Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

  Agency Mortgage-Backed Securities

Certain MBS may be issued or guaranteed by the U.S. government or a government sponsored entity, such as Fannie Mae (the Federal National Mortgage Association) or Freddie Mac (the Federal Home Loan Mortgage Corporation). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

  Privately-Issued Mortgage-Backed Securities

MBS held by an Underlying Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-governmental MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes and other risks than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

Unlike MBS issued or guaranteed by the U.S. government or a government sponsored entity, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans

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underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in an Underlying Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

  Asset-Backed Securities

Asset-backed securities may include MBS, loans (such as auto loans or home equity lines of credit), receivables or other assets. The value of an Underlying Fund’s asset-backed securities may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying asset-backed securities have become an increasing risk for asset-backed securities that are secured by home-equity loans related to subprime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.

Asset-backed securities (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. An Underlying Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require an Underlying Fund to dispose of any then existing holdings of such securities.

  Credit and Liquidity Enhancements

Third parties may issue credit and/or liquidity enhancements, including letters of credit, for certain fixed income or money market securities held by the Underlying Funds. Liquidity enhancements may be used to shorten the maturity of the debt obligation through a demand feature. Adverse changes in a guarantor’s credit quality if contemporaneous with adverse changes in the guaranteed security could cause losses to an Underlying Fund and may affect its net asset value. The use of credit and liquidity enhancements exposes an

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Underlying Fund to counterparty risk, which is the risk that the entity issuing the credit and/or liquidity enhancement may not be able to honor its financial commitments.

  Repurchase Agreements

Repurchase agreements may be considered a form of borrowing for some purposes and their use involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, an Underlying Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities that are collateral for a loan by an Underlying Fund not within its control and therefore the realization by an Underlying Fund on such collateral may be automatically stayed. Finally, it is possible that an Underlying Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.

  Dollar Rolls

An Underlying Fund may enter into dollar rolls subject to its limitations on borrowings. A dollar roll involves the sale of a security by an Underlying Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. An Underlying Fund will segregate or “earmark” liquid assets to cover its obligations under dollar rolls. Dollar rolls may create leveraging risk for an Underlying Fund.

  Loans and Other Direct Indebtedness

Loans and other direct indebtedness involve the risk that an Underlying Fund will not receive payment of principal, interest and other amounts due in connection with these investments, which depend primarily on the financial condition of the borrower. Certain of the loans and the other direct indebtedness acquired by an Underlying Fund may involve revolving credit facilities or other standby financing commitments which obligate an Underlying Fund to pay additional cash on a certain date or on demand.

As an Underlying Fund may be required to rely upon another lending institution to collect and pass on to the Underlying Fund amounts payable with respect to the loan and to enforce the Underlying Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Underlying Fund from receiving such amounts. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to an Underlying Fund.

In purchasing loans or loan participations, an Underlying Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with the interposed bank or other financial intermediary. If the corporate borrower defaults on its obligations, an Underlying Fund may end up owning the underlying collateral.

  Credit Linked Notes, Credit Options and Similar Investments

Credit linked notes are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a “reference instrument”). In addition to the credit risk associated with the reference instrument and interest rate risk, the buyer and seller of a credit linked note or similar structured investment are subject to counterparty risk. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. These transactions involve counterparty risk.

Non-U.S. Securities

An Underlying Fund’s return and net asset value may be significantly affected by political or economic conditions and regulatory requirements in a particular country. Non-U.S. markets, economies and political systems may be less stable than U.S. markets, and changes in exchange rates of foreign currencies can affect the value of an Underlying Fund’s foreign assets. Non-U.S. laws and accounting standards in some cases may not be as comprehensive as they are in the U.S. and there may be less public information available about foreign companies. Non-U.S. securities markets may be

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less liquid and have fewer transactions than U.S. securities markets and taxes and transaction costs may be higher. Additionally, international markets may experience delays and disruptions in securities settlement procedures for an Underlying Fund’s portfolio securities. Investments in foreign countries could be affected by potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the U.S.

  Non-U.S. Equity Securities

Non-U.S. equity securities are subject to all of the risks of equity securities generally, but can involve additional risks relating to political, economic or regulatory conditions in foreign countries. Less information may be available about foreign companies than about domestic companies, and foreign companies generally may not be subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.

  Non-U.S. Fixed Income Securities

An Underlying Fund’s non-U.S. fixed income securities are typically obligations of sovereign governments and corporations. As with any fixed income securities, non-U.S. fixed income securities are subject to the risk of being downgraded in credit rating and to the risk of default. To the extent that an Underlying Fund invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Underlying Fund will generally have more exposure to regional economic risks associated with these foreign investments.

  Emerging Markets Securities

Investing in emerging markets securities can pose some risks different from, and greater than, risks of investing in U.S. or developed markets securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability, than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Underlying Funds. Emerging market securities may be subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures for an Underlying Fund’s portfolio securities. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

  Emerging Markets Debt

An Underlying Fund’s emerging markets debt securities may include obligations of governments and corporations. As with any fixed income securities, emerging markets debt securities are subject to the risk of being downgraded in credit rating and to the risk of default. In the event of a default on any investments in foreign debt obligations, it may be more difficult for an Underlying Fund to obtain or to enforce a judgment against the issuers of such securities. With respect to debt issued by emerging market governments, such issuers may be unwilling to pay interest and repay principal when due, either due to an inability to pay or submission to political pressure not to pay, and as a result may default, declare temporary suspensions of interest payments or require that the conditions for payment be renegotiated.

  Brady Bonds

Brady Bonds involve various risk factors including residual risk (i.e., the risk of losing the uncollateralized interest and principal amounts on the bonds) and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds will not be subject to restructuring arrangements or to requests for new credit, which may cause a loss of interest or principal on any of the holdings.

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  Yankee Bonds and Yankee CDs

Non-U.S. corporations and banks issuing dollar denominated instruments in the U.S. (Yankee Bonds or Yankee CDs) are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This complicates efforts to analyze these securities, and may increase the possibility that a non-U.S. corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments.

  Currency Risk

Foreign (non-U.S.) securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time due to market events, actions of governments or their central banks or political developments in the U.S. or abroad. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of an Underlying Fund. Securities held by an Underlying Fund which are denominated in U.S. dollars are still subject to currency risk.

  Synthetic Foreign Equity/Fixed Income Securities (also referred to as International Warrants, Local Access Products, Participation Notes or Low Exercise Price Warrants)

International warrants are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive a cash payment relating to the value of the underlying security or securities. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to liquidity risk, currency risk and the risks associated with investments in non-U.S. securities. In the case of any exercise of the instruments, there may be a time delay between the time a holder gives instructions to exercise and the time the price of the security or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date may be affected by certain market disruption events which could cause the local access products to become worthless if the events continue for a period of time.

  Equity Linked Notes

An equity linked note is a note, typically issued by a company or financial institution, whose performance is tied to a single stock or a basket of stocks. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate. Equity linked notes are generally subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and counterparty risk.

Derivatives (Futures Contracts, Options, Forwards and Swaps)

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Various derivative instruments are described in more detail under “Other Financial Instruments Including Derivatives” in the Statement of Additional Information. Derivatives are typically used as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. Derivatives may also be used for leverage, to facilitate the implementation of an investment strategy or to take a net short position with respect to certain issuers, sectors or markets. Certain Underlying Funds may also use derivatives to pursue a strategy to be fully invested or to seek to manage portfolio risk.

The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities, physical commodities or other investments. Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk and management risk. They also involve the

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risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Investments in a derivative instrument could lose more than the principal amount invested. Also, appropriate derivative transactions may not be available in all circumstances and there can be no assurance that an Underlying Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Participation in the options or futures markets, as well as the use of various swap instruments and forward contracts, involves investment risks and transaction costs to which an Underlying Fund would not be subject absent the use of these strategies. If an Underlying Fund’s predictions of movements in the direction of the securities, currencies, interest rate or commodities markets are inaccurate, the adverse consequences to an Underlying Fund may leave the Underlying Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts, options on futures contracts, forwards and swaps include: (i) dependence on the ability to predict correctly movements in the direction of securities prices, currency rates, interest rates or commodities prices; (ii) imperfect correlation between the price of the derivative instrument and the underlying asset, reference rate or index; (iii) the fact that skills needed to use these strategies are different from those needed for traditional portfolio management; (iv) the absence of a liquid secondary market for any particular instrument at any time; (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; (vi) for over-the-counter derivative products and structured notes, additional credit risk, the risk of counterparty default and the risk of failing to correctly evaluate the creditworthiness of the company on which the derivative is based and (vii) the possible inability of an Underlying Fund to purchase or sell a portfolio holding at a time that otherwise would be favorable for it to do so, or the possible need to sell the holding at a disadvantageous time, due to the requirement that the Underlying Fund maintain “cover” or collateral securities in connection with use of certain derivatives.

The entire amount invested in futures contracts could be lost. There also is no assurance that a liquid secondary market will exist for futures contracts and options in which an Underlying Fund may invest. An Underlying Fund limits its investment in futures contracts so that the notional value (meaning the stated contract value) of the futures contracts does not exceed the net assets of the Underlying Fund.

Furthermore, regulatory requirements to set aside liquid assets to meet obligations with respect to derivatives may result in an Underlying Fund being unable to purchase or sell securities or instruments when it would otherwise be favorable to do so, or in an Underlying Fund needing to sell holdings at a disadvantageous time. An Underlying Fund may also be unable to close out its positions when desired. Investments in derivatives can cause an Underlying Fund to be more volatile and can result in significant losses. Certain derivatives have the potential for unlimited loss. Derivatives may also be used for leverage, in which case their use would involve leveraging risk.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the money manager may wish to retain an Underlying Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. There is no assurance that an Underlying Fund will engage in derivatives transactions at any time or from time to time. The ability to use derivatives may also be limited by certain regulatory and tax considerations.

The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. In addition, the Dodd-Frank Act requires the CFTC to establish speculative position limits on listed futures and options on physical commodities (including certain energy, metals and agricultural products) and economically equivalent over-the-counter (“OTC”) derivatives. The Dodd-Frank Act also requires the CFTC to establish position limits for swap transactions that are economically equivalent to futures or options contracts on physical commodities. Regulatory action taken by the CFTC to establish these additional position limits may adversely affect the market liquidity of the futures, options and economically equivalent derivatives in which the Funds may invest. With respect to hedging positions, the Underlying Funds believe that these trading and positions limits will not have an adverse impact on its hedging strategies. However, it is possible that positions held by an Underlying Fund may have to be liquidated in order to avoid exceeding such limits. Such modification or liquidation, if required, could adversely affect the operations and performance of an Underlying Fund.

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Currency Trading Risk

Certain Underlying Funds may engage in foreign currency transactions to hedge against uncertainty in the level of future exchange rates and/or to effect investment transactions to generate returns consistent with an Underlying Fund’s investment objectives and strategies (i.e., speculative currency trading strategies). Foreign currency exchange transactions will be conducted on either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts (“forward contract”) to purchase or sell currency at a future date. Certain Underlying Funds may also enter into options on foreign currency. Currency spot, forward and option prices are highly volatile and forward, spot and option contracts may be illiquid. Such prices are influenced by, among other things: changing supply and demand relationships; government trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; and changes in interest rates. From time to time, governments intervene directly in these markets with the specific intention of influencing such prices. Currency trading may also involve economic leverage (i.e., the Underlying Fund may have the right to a return on its investment that exceeds the return that the Underlying Fund would expect to receive based on the amount contributed to the investment), which can increase the gain or the loss associated with changes in the value of the underlying instrument. Forward currency contracts are subject to the risk that should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, dollar rolls, borrowing, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions and short sales. The use of derivatives may also create leveraging risk. An Underlying Fund will segregate or “earmark” liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause an Underlying Fund to be more volatile than if the Underlying Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of an Underlying Fund’s portfolio securities.

Counterparty Risk

Counterparty risk is the risk that the other party(s) in an agreement or a participant to a transaction, such as a broker or swap counterparty, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the delivery conditions of the contract or transaction. Counterparty risk is inherent in many transactions, including, but not limited to, transactions involving over-the-counter derivatives, repurchase agreements, securities lending, short sales, credit and liquidity enhancements and equity or commodity-linked notes.

Short Sales

Certain Underlying Funds will enter into short sales pursuant to a limited long-short strategy. In a short sale, the seller ( i.e. , the Fund) sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. The Underlying Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Underlying Fund must return the borrowed security. The Underlying Fund will realize a gain if the security declines in price between those dates. The making of short sales exposes the Underlying Fund to the risk of liability equal to the market value of the security that is sold (the amount of which liability increases as the market value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.

Although the Underlying Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. When the Underlying Fund makes a short sale, the Underlying Fund may use all or a portion of the cash proceeds of short sales to purchase other securities or for any other permissible Fund purpose. To the extent necessary to meet collateral requirements, the Underlying Fund is required to pledge assets in a segregated account maintained by the Fund’s custodian for the benefit of the broker. The Underlying Fund also may use securities it owns to meet any such collateral obligations. Until the Underlying Fund returns a borrowed security in connection with a short sale, the Underlying Fund will: (a) maintain daily a segregated account, containing cash, cash

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equivalents, or liquid marketable securities, at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current requirement under Regulation T promulgated by the Board of Governors of the Federal Reserve System under the authority of sections 7 and 8 of the Securities Exchange Act of 1934, as amended; or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC (e.g., by taking an offsetting long position in the security sold short).

If the Underlying Fund’s prime broker fails to make or take delivery of a security as part of a short sale transaction, or fails to make a cash settlement payment, the settlement of the transaction may be delayed and the Underlying Fund may lose money.

Commodity Risk

Exposure to the commodities markets may subject the Russell Commodity Strategies Fund to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or sectors affecting a particular industry or commodity (such as drought, floods, weather, livestock disease, embargoes or tariffs) and international economic, political and regulatory developments. Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Underlying Fund’s net asset value), and there can be no assurance that the Underlying Fund’s use of leverage will be successful. Different sectors of commodities, including precious metals, base metals, energy and agricultural commodities, may have very different risk characteristics and different levels of volatility. Even within a given sector of a commodity (e.g., energy commodities), there can be significant differences in volatility and correlation between different commodity contracts (e.g., crude oil vs. natural gas), and similarly there can be significant differences in volatility and correlation between contracts expiring at different dates. In addition, the purchase of derivative instruments linked to one type of commodity and the sale of another (i.e., “basis spreads” or “product spreads”), or the purchase of contracts expiring at one date and the sale of contracts expiring at another (i.e., “calendar spreads”) may expose the Underlying Fund to additional risk, which could cause the Underlying Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.

  Correlation Risk

Changes in the value of a hedging instrument may not match those of the investment being hedged. Commodity-linked structured notes may be structured in a way that results in the Russell Commodity Strategies Fund’s performance significantly diverging from the DJ–UBS Index.

  Tax Risk

The Russell Commodity Strategies Fund gains exposure to the commodity markets through investments in commodity-linked derivative instruments, including commodity index-linked structured notes, swap agreements, commodity options and futures. The Underlying Fund also intends to gain exposure indirectly to commodities markets by investing in the Subsidiary, which may invest in commodity index-linked securities and other commodity-linked securities and derivative instruments. In order for the Underlying Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”), the Underlying Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. However, the IRS has also issued private letter rulings to other taxpayers in which the IRS specifically concluded that income from certain commodity-linked notes is qualifying income and that income derived from a wholly-owned subsidiary will also constitute qualifying income. Although those private letter rulings can be relied on only by the taxpayers to whom they were issued, based on the reasoning in such rulings, the Underlying Fund may seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in the Subsidiary. The Underlying Fund has also requested its own such private letter ruling, although the IRS currently has suspended the issuance of such rulings pending further internal review. There can be no assurance that the IRS will issue the requested ruling to the Underlying Fund, or that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. The ability of the Underlying Fund to qualify for favorable regulated investment company status under the Code could be jeopardized if the Fund were unable to treat its income from commodity-linked notes and the Subsidiary as qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives and the Underlying Fund’s

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investments in the Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Underlying Fund’s taxable income or any gains and distributions made by the Underlying Fund.

  Subsidiary Risk

By investing in the Subsidiary, the Russell Commodity Strategies Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments, although the investment programs followed by the Fund and the Subsidiary are not identical. The derivatives and other investments that will be held by the Subsidiary are generally similar to those that are permitted to be held by the Underlying Fund and will be subject to the same risks that apply to similar investments if held directly by the Underlying Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, although the Subsidiary is subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund, the Subsidiary is not subject to all the investor protection of the 1940 Act. Furthermore, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Underlying Fund and/or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information and could adversely affect the Underlying Fund.

Securities of Other Investment Companies

If an Underlying Fund invests in other investment companies, shareholders will bear not only their proportionate share of the Fund’s or an Underlying Fund’s expenses (including operating expenses and the fees of the adviser), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of an Underlying Fund but also to the portfolio investments of the underlying investment companies.

Real Estate Securities

Just as real estate values go up and down, the value of the securities of companies involved in the industry, and in which an Underlying Fund invests, also fluctuates. An Underlying Fund that invests in real estate securities is also indirectly subject to the risks associated with direct ownership of real estate. Additional risks include declines in the value of real estate, changes in general and local economic and real estate market conditions, changes in debt financing availability and terms, increases in property taxes or other operating expenses and changes in tax laws and interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.

  REITs

REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit. Moreover, the underlying portfolios of REITs may not be diversified, and therefore subject to the risk of investing in a limited number of properties. REITs are also dependent upon management skills and are subject to heavy cash flow dependency, defaults by tenants, self-liquidation and the possibility of failing either to qualify for tax-free pass-through of income under federal tax laws or to maintain their exemption from certain federal securities laws. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

Infrastructure Companies

Investments in infrastructure-related companies have greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, the effects of surplus capacity, increased competition from other providers of services in a developing deregulatory environment, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, government budgetary constraints, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

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Other factors that may affect the operations of infrastructure-related companies include innovations in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company’s products, increased susceptibility to terrorist acts or political actions, risks of environmental damage due to a company’s operations or an accident, and general changes in market sentiment towards infrastructure and utilities assets.

MLPs

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Underlying Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for Federal income tax purposes.

Depositary Receipts

Depositary receipts are securities traded on a local stock exchange that represent interests in securities issued by a foreign publicly-listed company. Depositary receipts have the same currency and economic risks as the underlying shares they represent. They are affected by the risks associated with the underlying non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. The value of depositary receipts will rise and fall in response to the activities of the company that issued the securities represented by the depositary receipts, general market conditions and/or economic conditions. Also, if there is a rise in demand for the underlying security and it becomes less available to the market, the price of the depositary receipt may rise, causing an Underlying Fund to pay a premium in order to obtain the desired depositary receipt. Conversely, changes in foreign market conditions or access to the underlying securities could result in a decline in the value of the depositary receipt. The Underlying Funds may invest in both sponsored and unsponsored depositary receipts, which are purchased through “sponsored” and “unsponsored” facilities, respectively. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without the participation of the issuer of the underlying security. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Illiquid Securities

An illiquid security is one that does not have a readily available market or that is subject to resale restrictions, possibly making it difficult to sell in the ordinary course of business within seven days at approximately the value at which the Underlying Fund has valued it. An Underlying Fund with an investment in an illiquid security may not be able to sell the security quickly and at a fair price, which could cause the Underlying Fund to realize losses on the security if the security is sold at a price lower than that at which it had been valued. An illiquid security may also have large price volatility.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer or a security’s underlying collateral. In such cases, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, an Underlying Fund may be unable to achieve its desired level of exposure to a certain sector. Also, the market price of certain investments may fall dramatically if there is no liquid trading market. To the extent that an Underlying Fund’s principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, an Underlying Fund will tend to have the greatest exposure to liquidity risk. Additionally, fixed income securities can become difficult to sell, or less liquid, for a variety of reasons, such as lack of a liquid trading market.

Market Volatility

Financial markets have recently exhibited substantial instability and volatility. Volatile financial markets can expose an Underlying Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by an Underlying Fund. RIC has established procedures to value instruments for which market prices may not be readily

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available. RIMCo will monitor developments in financial markets and seek to manage each Underlying Fund in a manner consistent with achieving each Underlying Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Economic and Market Events Risk

Global economies and financial markets are becoming increasingly interconnected and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. For example, regional, economic or political instability or natural disasters may impact issuers across various countries, regions and markets. The severity or duration of such conditions may be affected by policy changes made by governments or quasi-governmental organizations. Economic and market events may not have the same impact on all types of securities and a Fund’s investments could underperform other types of investments.

Government Intervention in and Regulation of Financial Markets

Recent instability in the financial markets has led the governments across the globe to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The effects of such action are not yet fully known. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take additional actions that affect the regulation of the instruments in which a Fund  and Underlying Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Future legislation or regulation may also change the way in which a Fund  and Underlying Funds are regulated. Such legislation or regulation could limit or preclude a Fund’s and Underlying Funds’ ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s and Underlying Funds’ portfolio holdings.

The value of an Underlying Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances. In the event of such a disturbance, issuers of securities held by an Underlying Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. It is not certain whether governments would intervene in response to future market disturbances and the effect of any such future intervention cannot be predicted.

Increased Government Debt

Total U.S. public debt as a percentage of gross domestic product has grown rapidly since the beginning of the recent financial downturn. U.S. government agencies project that the U.S. will continue to maintain high debt levels in the near future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, by driving debt cost higher, causing the U.S. Treasury to sell additional debt with shorter maturity periods, and increasing refinancing risk. A high national debt also raises concerns that the U.S. government will be unable to pay investors at maturity. Unsustainable debt levels could cause declines in currency valuations and prevent the U.S. government from implementing effective fiscal policy.

On August 5, 2011 Standard & Poor’s Ratings Services (“S&P”) lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade, the S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. The ultimate impact of the downgrade is uncertain, but it may lead to increased interest rates and market volatility. Because certain Underlying Funds invest in securities supported by the full faith and credit of the U.S. government, the market prices and yields of such securities may be adversely affected by the S&P’s downgrade.

Large Redemptions

Large redemption activity could result in an Underlying Fund being forced to sell portfolio securities at a loss or before its money managers would otherwise decide to do so. Periods of market illiquidity may exacerbate this risk for fixed income and money market funds. Large redemptions in an Underlying Fund may also result in increased expense

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ratios, higher levels of realized capital gains or losses with respect to an Underlying Fund’s portfolio securities, higher brokerage commissions and other transaction costs. The Underlying Funds are used as investments for funds of funds which have the same investment adviser as the Funds. The Underlying Funds may also be used as investments in asset allocation programs sponsored by certain Financial Intermediaries. The Underlying Funds may have a large percentage of their Shares owned by such funds of funds or through such asset allocation programs. Should RIMCo or such Financial Intermediary change investment strategies or investment allocations such that fewer assets are invested in an Underlying Fund or an Underlying Fund is no longer used as an investment, that Underlying Fund could experience large redemptions of its Shares.

Non-Diversification Risk

A non-diversified fund is subject to additional risk. To the extent an Underlying Fund invests a relatively high percentage of its assets in the securities of a single issuer or group of issuers, an Underlying Fund’s performance will be more vulnerable to changes in the market value of the single issuer or group of issuers, and more susceptible to risks associated with a single economic, political or regulatory occurrence, than it would be if the Underlying Fund were a diversified fund.

Industry Concentration Risk

Underlying Funds that concentrate their investments in a single industry carry a much greater risk of adverse developments in that industry than funds that invest in a wide variety of industries. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments.

Exposing Cash Reserves to Appropriate Markets

By exposing its cash reserves to the performance of certain markets by purchasing equity securities (in the case of equity funds) or fixed income securities (in the case of fixed income funds) and/or derivatives, an Underlying Fund’s performance tends to correlate more closely to the performance of that market as a whole. This approach increases an Underlying Fund’s performance if the particular market rises and reduces an Underlying Fund’s performance if the particular market declines. However, the performance of these instruments may not correlate precisely to the performance of the corresponding market and RIMCo or a money manager may not effectively select instruments to gain market exposure. As a result, while the goal is to achieve market returns, this strategy may underperform the applicable market.

Index Replication and Sampling Risk

Index replication strategies seek to purchase the securities in an index or subset of an index in order to track the index’s or index subset’s performance. Unlike index replication strategies, index sampling strategies do not seek to fully replicate an index or an index subset in order to track the index’s or index subset’s performance and an Underlying Fund utilizing such a strategy may hold securities not included in the index and may not hold all the securities included in the index.  An Underlying Fund utilizing an index replication or sampling strategy may hold constituent securities of an index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of the performance of individual securities or market conditions could cause an Underlying Fund’s return to be lower than if the Underlying Fund employed an active strategy with respect to that portion of its portfolio.  An Underlying Fund utilizing an index replication or sampling strategy is subject to the risk that the strategy may not produce the intended result.  Additionally, the portion of an Underlying Fund’s portfolio utilizing an index replication or sampling strategy is subject to “tracking error” risk.  Tracking error risk is the risk that the performance of the portion of an Underlying Fund’s portfolio utilizing an index replication or sampling strategy will differ from the performance of the index or index subset it seeks to track.

Securities Lending

If a borrower of an Underlying Fund’s securities fails financially, the Underlying Fund’s recovery of the loaned securities may be delayed or the Underlying Fund may lose its rights to the collateral, which could result in a loss to the Underlying Fund. While securities are on loan, an Underlying Fund is subject to: the risk that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, the risk that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, the risk that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral

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posted, the risk that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, the risk that the return of loaned securities could be delayed and could interfere with portfolio management decisions and the risk that any efforts to recall the securities for purposes of voting may not be effective.

Operational Risk

An investment in the Underlying Funds, like any funds, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers. While the Underlying Funds seek to minimize such events through controls and oversight, there may still be failures that could cause losses to an Underlying Fund.

After the modification of the allocation to the Underlying Funds on August 15, 2012, the following are additional risks that will be associated with investing in the Underlying Funds which are also risks of investing in the Funds as a result of their investment in the Underlying Funds:

  Defensive Stocks

Investments in defensive stocks are subject to the risks of common stocks. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks. Defensive stocks may also underperform the broad market in declining markets and over various market periods. The relative performance of stocks selected pursuant to a defensive style may fluctuate over time. Defensive stocks may not consistently exhibit the defensive characteristics for which they were selected.

  Dynamic Stocks

Investments in dynamic stocks are subject to the risks of common stocks. In declining markets, dynamic stocks are likely to underperform growth, value and defensive stocks. Dynamic stocks have higher than average stock price volatility and may experience sharp declines in value. Generally, securities with higher price volatility are considered riskier investments than securities with lower price volatility. Dynamic companies may experience a heightened risk of bankruptcy. There is no guarantee that a money manager will effectively assess a company’s potential for stock price appreciation and it is possible that its judgments may prove incorrect. Dynamic investing tends to have an overweight to medium capitalization stocks.

PORTFOLIO TURNOVER

Portfolio turnover measures how frequently securities held by a fund are bought and sold. The portfolio turnover rates for multi-manager funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager. Each of the Underlying Fund’s money managers makes decisions to buy or sell securities independently from other money managers. Thus, one money manager for an Underlying Fund may be selling a security when another money manager for the Underlying Fund is purchasing the same security. Also, when an Underlying Fund replaces a money manager, the new money manager may significantly restructure the investment portfolio. These practices may increase an Underlying Fund’s portfolio turnover rate which may result in higher levels of realized gains or losses with respect to an Underlying Fund’s portfolio securities, higher brokerage commissions and other transaction costs. Brokerage commissions and transaction costs will reduce Underlying Fund performance. The annual portfolio turnover rates for each of the Underlying Funds, which in certain cases exceed 100%, are shown in the Financial Highlights tables in the Prospectuses of the Underlying Funds.

PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.

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DIVIDENDS AND DISTRIBUTIONS

Distribution Policy

Each Fund seeks to provide steady, predictable, but not guaranteed , distributions to its shareholders for the Term of the Fund. This is contingent on the Fund having sufficient assets to make such distributions. If a Fund does not have sufficient assets, it will distribute the remaining assets and the Fund will terminate.

Target Distributions

The Funds seek to provide steady, predictable, but not guaranteed , distributions. The Funds’ distribution policy, which may be modified at any time by the Board, is to distribute to shareholders the target distributions specified earlier in this Prospectus. A Fund may not have sufficient income to pay its target distributions. Therefore, the Fund’s policy of paying target distributions may result in a return of capital to shareholders. This means that you may receive a portion of your investment back as part or all of an annual target distribution. For more information on return of capital, please refer to Appendix A for an illustration of the impact of a return of capital. In order for you to receive your expected annual target distributions, you must reinvest all “Distribution Overages” as described below under “Distribution Overages and Annual Reduction of Target Distribution Per Share.”

Distribution Overages and Annual Reduction of Target Distribution Per Share

The annual distribution will consist of all income from dividends and interest, short-term realized capital gains and long-term realized capital gains (“Required Tax Distributions”). If the Required Tax Distributions for a year are less than the annual target distribution, the annual target distribution will also include a return of capital. If the Required Tax Distributions are greater than the annual target distribution, there will be a “Distribution Overage” and the target distributions per share will be reduced in future years. Any distributions in excess of the stated target distributions are referred to in this Prospectus as “ Distribution Overages .”

To the extent that a Fund has Distribution Overages in a particular year, the Fund will reduce its per share target distribution for subsequent years. If you immediately reinvest all Distribution Overages by purchasing additional Fund shares, you will receive substantially the same distribution in the subsequent year as in the previous year because, although the Fund will make distributions at a reduced amount per share, you will own additional shares. For this reason, the Funds recommend that shareholders reinvest all Distribution Overages. You may elect not to reinvest your Distribution Overages in the Funds but to invest Distribution Overages elsewhere. However, if you do not immediately reinvest all Distribution Overages by purchasing additional Fund shares, you will not receive the same distribution in the subsequent year. You will own the same number of shares and the Fund will make distributions at a reduced amount per share. Therefore, if you do not immediately reinvest all Distribution Overages by purchasing additional Fund shares, your distribution will decrease. Please see Appendix A for an example of how the Funds will calculate their reduced per share distribution amount for the subsequent year and for an example of how your annual distribution will vary if you do not immediately reinvest all Distribution Overages.

Income Dividends

Each Fund distributes substantially all of its net investment income to shareholders each year. The amount and frequency of distributions are not guaranteed; all distributions are at the Board’s discretion. Currently, the Board intends to declare dividends from net investment income, if any, for each Fund on an annual basis, with payment being made in mid-December. An additional distribution of net investment income may be declared and paid by a Fund if required to avoid the imposition of a federal tax on the Fund. Distributions that are declared in October, November or December to shareholders of record in such months and that are paid in January of the following year, will be treated for tax purposes as if received on December 31 of the year in which they were declared.

Capital Gains Distributions

Each Fund distributes substantially all of its capital gains to shareholders each year. The Board will declare capital gains distributions (both short-term and long-term) once a year in mid-December to reflect any net short-term and net long-term capital gains, if any, realized by a Fund in the prior fiscal year. An additional distribution may be declared and paid by a Fund if required to avoid the imposition of a federal tax on the Fund. Distributions that are declared in October, November or December to shareholders of record in such months, and paid in January of the following year, will be treated for tax purposes as if received on December 31 of the year in which they were declared.

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In addition, each Fund receives capital gains distributions from the Underlying Funds. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, each Fund may generate capital gains through rebalancing the allocation of its investment in the Underlying Funds.

Return of Capital

If, for any calendar year, the total distributions (net investment income dividend and short-term and long-term capital gain dividends) exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in a Fund. This is considered a return of a portion of a shareholder’s original investment. Distributions in excess of a Fund’s current and accumulated earnings and profits reduce a shareholder’s cost basis in his or her Fund Shares, thereby increasing such shareholder’s potential gain or reducing his or her potential loss on the sale of the Fund. Any such distributions in excess of a shareholder’s cost basis in his or her Fund Shares will be treated as gain from the sale or exchange of those Shares.

The Funds may not have sufficient income from dividends and interest and realized capital gains to pay their target distributions. Therefore, the Funds’ policy of paying consistent distributions may result in a return of capital to shareholders. This means that you may receive a portion of your investment back. For more information on return of capital, please refer to Appendix A for an illustration of the impact of a return of capital.

The discussion set forth above is included for general information only. You should consult your own tax adviser concerning the federal, state, local or foreign tax consequences of a return of capital.

Buying a Dividend

If you purchase Shares just before a distribution, you will pay the full price for the Shares and receive a portion of the purchase price back as a taxable distribution. This is called “buying a dividend.” Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of the net asset value of a Fund, regardless of whether you reinvested the dividends. To avoid “buying a dividend,” check a Fund’s distribution dates before you invest. Additionally, because the Funds’ will generally make only one annual distribution, if you purchase shares later in a calendar year, you would generally be taxed on the distribution of the Funds’ income and net gains even though a portion of such amounts may have been earned by the Funds and/or the Underlying Funds prior to your purchase of shares.

Payment of Distributions

Net investment income dividends and capital gains distributions will be declared and paid annually. The Funds will pay dividends and distribution in cash and do not offer a reinvestment option. While these dividends and distributions should be paid to you in cash, in certain circumstances where your account is held in an omnibus account with the Funds, your Financial Intermediary may set your account up to have these dividends and distributions automatically reinvested. If this occurs, you will need to contact your Financial Intermediary to correct this so that your dividends and distributions are paid in cash. Reinvestment of dividends and distributions is not appropriate given the Funds’ objective of seeking to pay a stated annual target distribution.

The Funds recommend that shareholders reinvest all “Distribution Overages.” As described above under “Distribution Overages and Annual Reduction of Target Distribution Per Share,” each Fund will adjust the future target distribution amount for any Distribution Overages. If you do not reinvest all Distribution Overages, you will experience a decrease in the annual amount of distributions you receive from the Fund.

additional information about TAXES

In general, distributions, other than a return of capital, from a Fund are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Shares or receive them in cash. Dividends paid from a Fund’s ordinary income and short-term capital gains generally will be taxable to you as ordinary income. Any long-term capital gains distributed by a Fund are taxable to you as long-term capital gains no matter how long you have owned your Shares.

If, for any calendar year, the total distributions (net investment income dividend and short-term and long-term capital gain dividends) exceed both current earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in a Fund. This is considered a return of a portion of a shareholder’s

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original investment. Distributions in excess of a Fund’s current earnings and profits reduce a shareholder’s cost basis in his or her Fund Shares, thereby increasing such shareholder’s potential gain or reducing his or her potential loss on the future sale of Fund Shares. Any such distributions in excess of a shareholder’s cost basis in his or her Fund Shares will be treated as gain from the sale or exchange of those Shares. If, for any calendar year, a Fund has net current year capital gains and a capital loss carryforward from prior years, the current year gains cannot be offset against the capital loss carryforward in calculating the return of capital.

Early each year, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in October, November or December to shareholders of record in such a month but paid in January are taxable as if they were paid in December.

If you are an individual investor, a portion of the dividends you receive from a Fund may be treated as “qualified dividend income” which is currently taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund and/or an Underlying Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions, and, in many cases, distributions from non-U.S. corporations. For taxable years beginning after December 31, 2012, the special rates for qualified dividend income will no longer apply, and such income will be taxed at ordinary income rates.

When you sell or exchange Shares, you may have capital gains or losses. Any losses you incur if you sell or exchange Shares that you have held for six months or less will be treated as long-term capital losses, but only to the extent that the Fund has paid you long-term capital gains dividends with respect to those Shares during that period. The tax rate on any gains from the sale or exchange of your Shares depends on how long you have held your Shares.

No Fund makes any representation as to the amount or variability of its capital gains distributions which may vary as a function of several factors including, but not limited to, prevailing dividend yield levels, general market conditions, shareholders’ redemption patterns and Fund cash equitization activity.

The Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of the long-term capital gains of either the Funds or Underlying Funds will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, will be taxed as ordinary income.

A Fund cannot use losses in one Underlying Fund to offset realized gains to be distributed in another Underlying Fund. Redemptions of shares in an Underlying Fund, including those resulting from allocation changes, could also cause additional distributable gains to shareholders, a portion of which may be short-term capital gains distributable as ordinary income. Further, a portion of any losses on Underlying Fund share redemptions may be deferred under the “wash sale” rules. As a result of these factors, the Funds’ “fund-of-funds” structure could affect the amount, timing and character of distributions to shareholders. For taxable years beginning before December 22, 2010, the Funds will also not be able to pass through from the Underlying Funds any potential benefit from the foreign tax credit or tax-exempt interest. For taxable years beginning after December 22, 2010, a Fund may pass through foreign tax credits or tax-exempt interest from the Underlying Funds provided that at least 50% of the Fund’s assets at the end of each quarter of the taxable year consists of investments in other regulated investment companies.

Fund distributions and gains from the sale or exchange of your Shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate taxes. For Fund taxable years beginning on or before December 31, 2011, a portion of Fund distributions received by a non-U.S. investor may be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains earned by the Fund or the Underlying Fund, if properly reported by the Fund. Also, for that same period, U.S. estate taxes may not apply to that portion of Shares held by a non-U.S. investor that is attributable to Fund assets consisting of certain debt obligations or other property treated as not within the United States for U.S. estate tax purposes. You should consult your tax professional about federal, state, local or foreign tax consequences of holding Shares.

If you are a corporate investor, a portion of the dividends you receive from a Fund may qualify for the corporate dividends received deduction if certain holding period and other requirements are met.

By law, a Fund must withhold the legally required amount of your distributions and proceeds if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the IRS instructs the Fund to do so.

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The tax discussion set forth above is included for general information only. You should consult your own tax adviser concerning the federal, state, local or foreign tax consequences of an investment in a Fund.

Additional information on these and other tax matters relating to each Fund and its shareholders is included in the section entitled “Taxes” in the Funds’ Statement of Additional Information.

IRA Considerations. The Funds may not be appropriate for all investors. Shareholders who hold a Fund within a retirement account (such as an IRA) should consult their tax advisers to discuss tax consequences that could result if they receive distributions prior to age 59½ or plan to use the Fund in whole or in part, to meet their annual required minimum distribution.

The Funds are not a complete solution to your retirement income needs. You must weigh many factors when considering whether to invest in the Funds, including whether the Fund’s target distributions will meet the IRS requirements for IRA required minimum distributions for you once you reach age 70½. Before investing in a Fund, you should consider whether to invest non-IRA assets in the Funds or whether you have other IRA assets that can be used to satisfy your required minimum distributions if the target distributions from the Funds do not meet your required minimum distributions. If you redeem Shares of a Fund to meet your required minimum distribution, the aggregate target distributions you receive over the life of the Fund will be smaller. You should consult your tax advisor to determine your required minimum distributions before investing in a Fund.

Cost Basis Reporting

Effective January 1, 2012, Department of the Treasury regulations mandate cost basis reporting to shareholders and the Internal Revenue Service (“IRS”) for redemptions of Fund shares acquired on or after January 1, 2012 (“post-effective date shares”). If you acquire and hold shares directly with the Funds and not through a Financial Intermediary, RFSC will use a default average cost basis methodology for tracking and reporting your cost basis on post-effective date shares, unless you request, in writing, another cost basis reporting methodology.

Additionally, for redemptions of shares held directly with the Funds on or after January 1, 2012, unless you select specific share lots in writing at the time of redemption, RFSC will first relieve (i.e., identify the shares to be redeemed for purposes of determining cost basis) all shares acquired prior to January 1, 2012 (“pre-effective date shares”), before relieving any post-effective date shares.  You continue to be responsible for tracking cost basis, and appropriately reporting sales of pre-effective date shares to the IRS.  If RFSC has historically provided cost basis reporting on these pre-effective date shares, RFSC will continue to provide those reports.  However, no cost basis reporting will be provided to the IRS on the sale of pre-effective date shares.

If you acquire and hold shares through a Financial Intermediary, please contact your Financial Intermediary for information related to cost basis defaults, cost basis selection, and cost basis reporting.

You should consult your own tax advisor(s) when selecting your cost basis tracking and relief methodology.

HOW NET ASSET VALUE IS DETERMINED

Net Asset Value Per Share

The net asset value per share is calculated for Shares of each Fund on each business day on which Shares are offered or redemption orders are tendered. For each Fund, a business day is one on which the New York Stock Exchange (NYSE) is open for regular trading. Each Fund and each Underlying Fund determines net asset value at 4:00 p.m. Eastern Time or as of the close of the NYSE, whichever is earlier.

The price of Fund Shares is computed by dividing the current value of a Fund’s assets (i.e., the Shares of the Underlying Funds at that day’s net asset value per share of such Underlying Fund) (less liabilities) by the number of Shares of the Fund outstanding and rounding to the nearest cent. Share value for purchase, redemption or exchange will be based on the net asset value next calculated after your order is received in good form (i.e., when all required documents and your check or wired funds are received) by a Fund or an authorized Fund agent. See “Additional Information About How to Purchase Shares,” “Additional Information About How to Redeem Shares” and “Exchange Privilege” for more information.

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Valuation of Portfolio Securities

The Funds value their portfolio securities, the Shares of the Underlying Funds, at the current net asset value per share of each Underlying Fund.

The Underlying Funds value portfolio securities according to Board-approved securities valuation procedures and pricing services, which include market value procedures, fair value procedures and a description of the pricing services used by the Underlying Funds. Under the Board-approved securities valuation procedures, the Board has delegated the day-to-day valuation functions to RFSC. However, the Board retains oversight over the valuation process.

Money market fund securities are priced using the amortized cost method of valuation, as are debt obligation securities maturing within 60 days of the date of purchase, unless the Board determines that amortized cost does not represent market value of short-term debt obligations. Under this method, a portfolio instrument is initially valued at cost and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument. Investments in other investment companies are valued at their net asset value per share, calculated at 4:00 p.m. Eastern Time or as of the close of the NYSE, whichever is earlier. The circumstances under which these companies will use fair value pricing and the effects of using fair value pricing can be found in the other investment companies’ prospectuses.

Ordinarily, the Underlying Funds value each portfolio security based on market quotations provided by pricing services or brokers (when permitted by the market value procedures).

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Underlying Funds will use the security’s fair value, as determined in accordance with the fair value procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The fair value procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. The use of fair value pricing by an Underlying Fund may cause the net asset value of its Shares to differ significantly from the net asset value that would be calculated using current market values. Fair value pricing could also cause discrepancies between the daily movement of the value of Underlying Fund Shares and the daily movement of the benchmark index if the index is valued using another pricing method.

This policy is intended to assure that the Underlying Funds’ net asset values fairly reflect security values as of the time of pricing. Events or circumstances affecting the values of Underlying Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Underlying Fund Shares is determined may be reflected in the calculation of the net asset values for each applicable Underlying Fund (and each Fund which invests in such Underlying Fund) when the Underlying Fund deems that the particular event or circumstance would materially affect such Underlying Fund’s net asset value. Underlying Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Underlying Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Underlying Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the U.S. Securities Market (defined in the fair value procedures as the movement of a single major U.S. Index greater than a certain percentage) or other significant event; foreign market holidays if on a daily basis fund exposure exceeds 20% in aggregate (all closed markets combined); a company development such as a material business development; a natural disaster or emergency situation; or an armed conflict.

Because foreign securities can trade on non-business days, the net asset value of a Fund’s portfolio that includes an Underlying Fund which invests in foreign securities may change on days when shareholders will not be able to purchase or redeem Fund Shares.

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CLASS A SHARES

The 2017 Retirement Distribution Fund — A Shares offers one class of Shares, Class A.

Class A
Key features	Front-end sales charge You may qualify for reduction or waiver of front-end sales charge
Front-end Sales Charge	Up to 5.75%, reduced, waived or deferred for large purchases and certain investors
Deferred Sales Charge	1.00% on redemptions of Class A Shares made within 12 months of a purchase on which no front-end sales charge was paid and your Financial Intermediary was paid a commission by the Funds’ Distributor
Annual 12b-1 Fees	0.25% of average daily assets
Annual Shareholder Service Fees	None

FRONT-END SALES CHARGES

Class A Shares

Class A Shares are sold at the offering price, which is the net asset value plus a front-end sales charge. You pay a lower front-end sales charge as the size of your investment increases to certain levels. You do not pay a front-end sales charge on the Funds’ distributions of dividends or capital gains you reinvest in additional Class A Shares.

The table below shows the rate of front-end sales charge that you pay, depending on the amount that you purchase. The table below also shows the amount of compensation that is paid to your Financial Intermediary out of the front-end sales charge. This compensation includes commissions to Financial Intermediaries that sell Class A Shares. Financial Intermediaries may also receive the distribution fee payable on Class A Shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A Shares serviced by them.

	Front-end sales charge as % of		Financial Intermediary commission as % of offering price
Amount of Purchase	Offering Price	Net amount Invested
Less than $50,000	5.75	6.10	5.00
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $1,000,000	2.00	2.04	1.60
$1,000,000 or more	-0-	-0-	up to 1.00

Investments of $1,000,000 or more. You do not pay a front-end sales charge when you buy $1,000,000 or more of shares of RIC Funds (other than the Russell Money Market Fund). However, if your Financial Intermediary was paid a commission by the Funds’ Distributor on those Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of 1.00%. Additional information on commissions paid to your Financial Intermediary on purchases of $1,000,000 or more is available in the Funds’ SAI.

Reducing Your Front-End Sales Charge. To receive a reduced front-end sales charge on purchases of Class A Shares as described below, you must notify your Financial Intermediary of your ability to qualify for a reduced front-end sales charge at the time your order for Class A Shares is placed.

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Front-end Sales Charge Waivers. Purchases of Class A Shares may be made at net asset value without a front-end or deferred sales charge in the following circumstances. There is no commission paid to the Financial Intermediaries for shares purchased under the following circumstances:

1.	Reinvestment of Distribution Overages
2.	Sales to RIC trustees and employees of Russell (including retired trustees and employees), to the immediate families (as defined below) of such persons, or to a pension, profit-sharing or other benefit plan for such persons
3.	Offers of Class A Shares to any other investment company to effect the combination of such company with a fund by merger, acquisition of assets or otherwise
4.	Sales to multi-participant employer sponsored Defined Contribution plans held in plan level accounts, excluding SEPs and SIMPLE-IRAs
5.	Sales to endowments or foundations with $50 million or more in assets
6.	Sales to current/retired registered representatives of broker-dealers having sales agreements with the Funds’ Distributor to sell Class A Shares of the Funds and sales to a current spouse or the equivalent thereof, child, step-child (with respect to current union only), parent, step-parent or parent-in-law of such registered representative or to a family trust in the name of such registered representative
7.	Accounts managed by a member of Russell Investments
8.	Shares purchased through accounts that are part of certain qualified fee-based programs. If your Financial Intermediary redeems shares to pay fees you owe your Financial Intermediary, the target distributions you receive will be smaller.

Moving Between Accounts. Under certain circumstances, you may transfer Class A Shares of a Fund from an account with one registration to an account with another registration within 90 days without incurring a front-end sales charge. For example, you may transfer Shares without paying a front-end sales load in the following cases:

  From a non-retirement account to an IRA or other individual retirement account
  From an IRA or other individual retirement account, such as a required minimum distribution, to a non-retirement account

In some cases, due to operational limitations or reporting requirements, you must redeem Shares from one account and purchase Shares in another account to achieve this type of transfer.

If you want to learn more about front-end sales charge waivers, contact your Financial Intermediary.

Aggregated Investments. The following types of accounts may be combined to qualify for reduced front-end sales charge including purchases made pursuant to rights of accumulation or letter of intent as described below:

The following accounts owned by you and/or a member of your immediate family (as defined below):

a.	Accounts held individually or jointly
b.	Those established under the Uniform Gift to Minors Act or Uniform Transfer to Minors Act
c.	IRA accounts and certain single participant retirement plan accounts
d.	Solely controlled business accounts
e.	Trust accounts benefiting you or a member of your immediate family

For purposes of aggregated investments, your immediate family includes your spouse, or the equivalent thereof, and your children and step-children under the age of 21.

Purchases made in nominee or street name accounts may NOT be aggregated with those made for other accounts and may NOT be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Rights of Accumulation (“ROA”) . Subject to the limitations described in the aggregation policy, you may combine current purchases of any RIC Fund (other than the Russell Money Market Fund) with your existing holdings of all RIC Funds (other than direct purchases into the Russell Money Market Fund) to determine your current front-end sales charge.

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Subject to your Financial Intermediary’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). You must notify your Financial Intermediary at the time an order is placed for a purchase or purchases which would qualify for the reduced front-end sales charge due to existing investments or other purchases. The reduced front-end sales charge may not be applied if such notification is not furnished at the time of the order.

The value of all of your holdings in accounts established in calendar year 2007 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2007. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals.

For purchases to be aggregated for the purpose of qualifying for the ROA, they must be made on the same day through one Financial Intermediary. Your Financial Intermediary may require certain information to verify that the purchase qualifies for the reduced front-end sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all Shares purchased thereafter. Additional information is available from your Financial Intermediary.

Letter of Intent (“LOI”). A non-binding LOI allows you to combine purchases of Shares of any RIC Funds (other than the Russell Money Market Fund) you intend to make over a 13-month period with the market value of your current RIC Fund holdings (other than the Russell Money Market Fund) to determine the applicable front-end sales charge. Any appreciation of your current RIC Fund holdings and any Shares issued from reinvestment of dividends or capital gains will not be considered purchases made during the 13-month period. A portion of your account (up to 5%) will be held in escrow to cover additional Class A front-end sales charges that may be due. If you purchase less than the amount specified in the LOI and the LOI period expires or a full-balance redemption is requested during the LOI period, Shares in your account will be automatically redeemed to pay additional front-end sales charges that may be due. Class A Shares of the Funds held in plan or omnibus accounts are not eligible for an LOI unless the plan or omnibus account can maintain the LOI on their record keeping system. If the shareholder dies within the 13-month period, no additional front-end sales charges are required to be paid.

Exchange Privilege. Generally, exchanges between Class A Shares of the RIC Funds are not subject to a front-end sales charge. Class A Shares of the Russell Money Market Fund initially purchased without payment of a front-end sales charge will be subject to the applicable front-end sales charge when exchanged into Class A Shares of another RIC Fund. Exchanges may have the same tax consequences as ordinary sales and purchases. Please contact your Financial Intermediary and/or tax adviser for more detailed information.

Reinstatement Privilege. If a fund is not closed, you may reinvest proceeds from a redemption or distribution of Class A Shares (other than money market funds) into Class A Shares of any RIC Fund without paying a front-end sales charge if such reinvestment is made within 90 days after the redemption or distribution date and the proceeds are invested in any related account eligible to be aggregated for Rights of Accumulation purposes. Proceeds will be reinvested at the net asset value next determined after receipt of your purchase order in proper form. For purposes of this Reinstatement Privilege, automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing individual retirement plan contributions are not eligible for reinstatement without a sales charge. The privilege may not be exercised if proceeds are subject to a purchase restriction as described in the section entitled “Frequent Trading Policies and Limitations on Trading Activity” and certain other restrictions may apply. Contingent deferred sales charges will be credited to your account at current net asset value following notification to the Fund by your Financial Intermediary.

Information about sales charges and sale charge waivers is available free of charge, on the Funds’ website at www.russell.com.

MORE ABOUT DEFERRED SALES CHARGES

You do not pay a front-end sales charge when you buy $1,000,000 or more of Shares of RIC Funds. However, if your Financial Intermediary was paid a commission by the Funds’ Distributor on Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of 1.00%. The 1.00% is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.

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Class A Shares not subject to a deferred sales charge (those issued upon reinvestment of dividends or capital gains) are redeemed first followed by the Class A Shares you have held the longest. Exchanges between Class A Shares of the RIC Funds are not subject to a deferred sales charge.

The deferred sales charge may be waived on:

  Shares sold within 12 months following the death or disability of a shareholder redemptions made in connection with the minimum required distribution from retirement plans or IRAs upon the attainment of age 70½
  involuntary redemptions
  redemptions of Class A Shares to effect a combination of a Fund with any investment company by merger, acquisition of assets or otherwise

All waivers of deferred sales charges are subject to confirmation of your status or holdings.

If you want to learn more about deferred sales charges, contact your Financial Intermediary.

CLASS S SHARES

The 2017 Retirement Distribution Fund — S Shares offers one class of Shares, Class S.

Class S
Key features	No Front-End Sales Charge
No Deferred Sales Charge
Annual 12b-1 Fees	None
Annual Shareholder Service Fees	None

DISTRIBUTION AND PAYMENTS TO FINANCIAL INTERMEDIARIES

Class A Shares participate in the Fund’s Rule 12b-1 distribution plan. Under the distribution plan, the Fund’s, Class A Shares pay distribution fees of 0.25% annually for the sale and distribution of Class A Shares. Because these fees are paid out of the Class A Shares assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A Shares of the Fund, and the distribution fee may cost an investor more than paying other types of sales charges.

Financial Intermediaries may receive distribution compensation from the Fund’s Distributor with respect to Class A Shares of the Fund pursuant to the Fund’s Rule 12b-1 distribution plan. These payments are reflected in the fees and expenses listed in the annual fund operating expenses table earlier in the Prospectus.

Class S Shares participate in neither the Fund’s distribution plan nor the Fund’s shareholder services plan.

In addition to the foregoing payments, with respect to each Fund, RIMCo or the Funds’ Distributor may make cash payments, from its own resources, to key Financial Intermediaries (including those who may offer Fund Shares through specialized programs such as tax deferred retirement programs) in connection with distribution, which may include providing services intended to result in the sale of Fund Shares, or to pay a portion of costs related to, marketing support, account consolidation, education, transaction processing and/or administrative services support. These compensation arrangements may vary by Financial Intermediary and may increase as the dollar value of Fund Shares held through a particular Financial Intermediary increases. Because these payments are not made by the Funds, these payments are not reflected in the fees and expenses listed in the annual fund operating expenses table. Some of these payments are commonly referred to as “revenue sharing.” At times, such payments may create an incentive for a Financial Intermediary to recommend or make Shares of the Funds available to its customers and may allow the Funds greater access to the customers of the Financial Intermediary.

RFSC may also make cash payments, from its own resources, to key Financial Intermediaries (including those who may offer Fund Shares through specialized programs such as tax deferred retirement programs) to pay a portion of costs related to account consolidation, transaction processing and/or administrative services support. These compensation arrangements may vary by Financial Intermediary and may fluctuate based on the dollar value of Fund Shares held through a particular Financial Intermediary. Because these payments are not made by the Funds, these payments are not

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reflected in the fees and expenses listed in the annual fund operating expenses table. At times, such payments may create an incentive for a Financial Intermediary to recommend or make Shares of the Funds available to its customers and may allow the Funds greater access to the customers of the Financial Intermediary.

The Funds’ Distributor may pay or allow other promotional incentive payments to Financial Intermediaries to the extent permitted by the rules adopted by the SEC and the Financial Industry Regulatory Authority relating to the sale of mutual fund shares.

To enable Financial Intermediaries to provide a higher level of service and information to prospective and current Fund shareholders, the Funds’ Distributor also offers them a range of complimentary software tools and educational services. The Funds’ Distributor provides such tools and services from its own resources.

Ask your Financial Intermediary for additional information as to what compensation, if any, it receives from the Funds, the Funds’ Distributor or RIMCo.

additional information about HOW TO PURCHASE SHARES

Unless you are eligible to participate in a Russell employee investment program, Shares are only available through a select network of Financial Intermediaries. If you are not currently working with one of these Financial Intermediaries, please call 800-787-7354 for assistance in contacting an investment professional near you.

Class S Shares may only be purchased by:

(1)	clients of Financial Intermediaries who charge an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for their services for the shareholder account in which the Class S Shares are held or clients of Financial Intermediaries where the Financial Intermediary would typically charge such a fee but has determined to waive its fee in a particular instance as the result of a potential conflict of interest;
(2)	employee benefit and other plans, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, HSAs (Health Savings Accounts), profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans, that consolidate and hold all Fund Shares in plan level or omnibus accounts on behalf of participants. SEPs, SIMPLE-IRA and individual 403(b) Plans are not considered plans for purposes of this paragraph;
(3)	clients of Financial Intermediaries who are members of Russell Investments;
(4)	individuals pursuant to employee investment programs of Russell or its affiliates; or
(5)	current/retired registered representatives of broker-dealers having sales agreements with the Fund Distributor to sell Class S Shares of the Fund and current spouses or the equivalent thereof, children, step-children (with respect to current union only), parents, step-parents or parents-in-law of such registered representative or to a family trust in the name of such registered representative.

The 2017 Retirement Distribution Fund – S Shares generally does not have the ability to enforce these limitations on access to Class S Shares. It is the sole responsibility of each Financial Intermediary to ensure that it only makes Class S Shares available to those categories of investors listed above that qualify for access to Class S Shares. However, the Fund will not knowingly sell Class S Shares to any investor not meeting one of the foregoing criteria.

There is currently no required minimum initial investment for the Funds offered by this Prospectus. However, each Fund reserves the right to close any account whose balance falls below $1,000 and to change the categories of investors eligible to purchase its Shares.

If you purchase, redeem, exchange or hold Shares through a Financial Intermediary, your Financial Intermediary may charge you transaction-based fees, activity based fees and other fees for its services based upon its own policies and procedures. Those fees are retained entirely by your Financial Intermediary and no part of those fees are paid to RIMCo, the Funds’ Distributor or the Funds. Please contact your Financial Intermediary for more information about these fees as they may apply to your investments and your accounts. If your Financial Intermediary redeems Shares of a Fund to pay for fees you owe your Financial Intermediary, the target distributions you receive will be smaller.

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You must place purchase orders for Class A Shares through a Financial Intermediary in U.S. dollars. Specific payment arrangements should be made with your Financial Intermediary. However, exceptions may be made by prior special arrangement.

You may purchase Class S Shares through a Financial Intermediary on any business day of the Funds (a day on which the NYSE is open for regular trading). Purchase orders are processed at the next net asset value per share calculated after a Fund receives your order in proper form (as determined by your Financial Intermediary). The Funds will close early if the NYSE closes early. Any purchase order received after the close of the NYSE will be processed on the following business day at the next calculated net asset value per share. Because Financial Intermediaries may have cut off times for processing of orders to buy Fund Shares prior to market close, please ask your Financial Intermediary what their cut off time is.

All purchases of Class S Shares must be made in U.S. dollars. Checks and other negotiable bank drafts must be drawn on U.S. banks and made payable to “Russell Investment Company” or as otherwise instructed by your Financial Intermediary. Purchases will be rejected if a payment does not clear the bank. Financial Intermediaries settling through National Securities Clearing Corporation, or in limited circumstances with prior arrangement with the Funds, may settle trades on the third business day following receipt by the Funds of your order. If you fail to properly settle a purchase, you will be responsible for any resulting loss to the Funds (i.e., any difference in net asset value between the trade date and the settlement date). In the case of an insufficient funds check, an overdraft charge may also be applied. Third party checks are generally not accepted, however exceptions may be made by prior special arrangements with certain Financial Intermediaries. Cash, checks drawn on credit card accounts, cashiers checks, money orders, traveler checks, and other cash equivalents will not be accepted.

IRA Considerations. The Funds may not be appropriate for all investors. Shareholders who hold a Fund within a retirement account (such as an IRA) should consult their tax advisers to discuss tax consequences that could result if they receive distributions prior to age 59½ or plan to use the Fund in whole or in part, to meet their annual required minimum distribution.

The Funds are not a complete solution to your retirement income needs. You must weigh many factors when considering whether to invest in the Funds, including whether the Fund’s target distributions will meet the IRS requirements for IRA required minimum distributions for you once you reach age 70½. Before investing in a Fund, you should consider whether to invest non-IRA assets in the Funds or whether you have other IRA assets that can be used to satisfy your required minimum distributions if the target distributions from the Funds do not meet your required minimum distributions. If you redeem Shares of a Fund to meet your required minimum distribution, the aggregate target distributions you receive over the life of the Fund will be smaller. You should consult your tax advisor to determine your required minimum distributions before investing in a Fund.

Customer Identification Program: To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. When you open a new account to buy Shares of the Funds, the Funds or your Financial Intermediary will ask your name, address, date of birth, taxpayer identification or other government identification number and other information that will allow the Funds to identify you. If the Funds or your Financial Intermediary are unable to adequately identify you within the time frames set forth in the law, your Shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.

Foreign Investors: A Financial Intermediary may offer and sell the Funds to non-resident aliens and non-U.S. entities, if (1) the Financial Intermediary can fulfill the due diligence and other requirements of the USA PATRIOT ACT and applicable Treasury or SEC rules, regulation and guidance applicable to foreign investors, and (2) the offer and sale occur in a jurisdiction where a Fund is authorized to be offered and sold, currently the 50 states of the United States and certain U.S. territories. Without the prior approval of a Fund’s Chief Compliance Officer, non-resident aliens and entities not formed under U.S. law may not purchase Shares of a Fund where the Fund is responsible for the due diligence and other requirements of the USA PATRIOT ACT and applicable Treasury or SEC rules, regulation and guidance applicable to foreign investors.

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Offering Dates and Times

For all Funds: Purchase orders must be received by a Fund or an authorized Fund agent prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier, to be processed at the net asset value calculated on that day. Purchases can be made on any day when Shares are offered. Certain authorized Fund agents have entered into agreements with the Funds’ Distributor or its affiliates to receive and accept orders for the purchase and redemption of Shares of the Funds. Some, but not all, Financial Intermediaries are authorized Fund agents, and some, but not all, authorized Fund agents are Financial Intermediaries. Fund agents and Financial Intermediaries may have earlier purchase order cut off times to allow them to deliver purchase orders to the Funds prior to the Funds’ order transmission cut off time. Please verify your purchase order cut off time with your Financial Intermediary.

Order and Payment Procedures

Generally, you must place purchase orders for Shares through your Financial Intermediary. You may pay for your purchase by mail or funds transfer. Please contact your Financial Intermediary for instructions on how to place orders and make payment to the Funds.

If your account is held directly with the Funds, in order for your instructions by mail to be considered in proper form, the instructions must be received at one of the following addresses:

Regular Mail: Russell Funds, P.O. Box 8420, Boston, MA 02266-8420

Overnight Mail: Russell Funds, 30 Dan Road, Canton, MA 02021

EXCHANGE PRIVILEGE

Through your Financial Intermediary you may exchange Shares you own in one Fund for Shares of any other Fund offered by this Prospectus on the basis of the current net asset value per share at the time of the exchange. Shares of a Fund offered by this Prospectus may only be exchanged for Shares of a RIC Fund offered through another Prospectus under certain conditions and only in states where the exchange may be legally made. For additional information, including Prospectuses for other RIC Funds, contact your Financial Intermediary.

An exchange between Funds involves the redemption of Shares, which is treated as a sale for income tax purposes. Thus, capital gains or losses may be realized. Please consult your tax adviser for more information.

Contact your Financial Intermediary for assistance in exchanging Shares and, because Financial Intermediaries’ processing times may vary, to find out when your account will be credited or debited. To request an exchange in writing, please contact your Financial Intermediary.

For Class A Shares, exchanges must be made through your Financial Intermediary.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS

The Board has adopted frequent trading policies and procedures which are described below. The Funds will apply these policies uniformly. The Funds discourage frequent purchases and redemptions of Fund Shares by Fund shareholders. The Funds do not accommodate frequent purchases and redemptions of Fund Shares by Fund shareholders.

Each Fund reserves the right to restrict or reject, without prior notice, any purchase or exchange order for any reason. A Fund may, in its discretion, restrict or reject a purchase or exchange order even if the transaction is not subject to the specific limitations on frequent trading described below if the Fund or its agents (i.e., RIMCo or RFSC) determine that accepting the order could interfere with the efficient management of a Fund’s portfolio or otherwise not be in a Fund’s best interests.

In the event that a Fund rejects an exchange request, the Fund will seek additional instructions from the Financial Intermediary regarding whether or not to proceed with the redemption side of the exchange.

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Frequent Trading Policies and Limitations on Trading Activity

Frequent trading of Fund Shares, often in response to short-term fluctuations in the market, also known as “market timing,” is not knowingly permitted by the Funds. Frequent traders and market-timers should not invest in the Funds. The Funds are intended for long-term investors. The Funds, subject to the limitations described below, take steps reasonably designed to curtail frequent trading practices by investors or Financial Intermediaries.

Each Fund monitors for “substantive” round trip trades over a certain dollar threshold that each Fund determines, in its discretion, could adversely affect the management of the Fund. A single substantive round trip is a purchase and redemption or redemption and purchase of Shares of a Fund within a rolling 60 day period. Each Fund permits two substantive round trip trades within a 60 day period.

While the Funds monitor for substantive trades over a certain dollar threshold, a Fund may deem any round trip trade to be substantive depending on the potential impact to the applicable Fund or Funds.

If after two “substantive” round trips, an additional purchase or redemption transaction is executed within that rolling 60 day period, future purchase transactions will be rejected or restricted for 60 days. If after expiration of such 60 day period, there are two “substantive” round trips followed by an additional purchase or redemption transaction within that rolling 60 day period, that shareholder’s right to purchase Shares of any Fund advised by RIMCo will be permanently revoked.

If the Funds do not have direct access to the shareholder’s account to implement the purchase revocation, the Funds will require the shareholder’s Financial Intermediary to impose similar revocation of purchase privileges on the shareholder. In the event that the shareholder’s Financial Intermediary cannot, due to regulatory or legal obligations, impose a revocation of purchase privileges, the Funds may accept an alternate trading restriction reasonably designed to protect the Funds from improper trading practices.

Any exception to the permanent revocation of a shareholder’s purchase privileges, or an alternative trading restriction designed to protect the Funds from improper trading practices, must be approved by the Funds’ Chief Compliance Officer.

The Funds, through their agents, will use their best efforts to exercise the Funds’ right to restrict or reject purchase and exchange orders as described above.

In certain circumstances, with prior agreement between a Financial Intermediary and the Funds, the Funds may rely on a Financial Intermediary’s frequent trading policies if it is determined that the Financial Intermediary’s policies are sufficient to detect and deter improper frequent trading. Any reliance by the Funds on a Financial Intermediary’s frequent trading polices must be approved by the Funds’ Chief Compliance Officer after a determination that such policies are sufficient to detect and deter improper frequent trading. Therefore, with respect to frequent trading, shareholders who invest through a Financial Intermediary should be aware that they may be subject to the policies and procedures of their Financial Intermediary which may be more or less restrictive than the Funds’ policies and procedures.

This policy will not apply to:

  Money Market Funds. The Board of Trustees believes that it is unnecessary for any money market fund to have frequent trading policies because these funds may be used as short term investments.
  Transactions in a Fund by certain other funds (i.e., funds of funds), including any Russell Investment Company and Russell Investment Funds funds of funds, and any other approved unaffiliated fund of funds. RIMCo and the Board of Trustees believe these transactions do not offer the opportunity for price arbitrage.
  Institutional accounts, including but not limited to, foundations, endowments or defined benefit plans, where the transactions are a result of the characteristics of the account (e.g., donor directed activity or funding or disbursements of defined benefit plan payments) rather than a result of implementation of an investment strategy, so long as such transactions do not interfere with the efficient management of a Fund’s portfolio or are otherwise not in a Fund’s best interests.
  Trading associated with asset allocated programs where the asset allocation has been developed by RIMCo or an affiliate of RIMCo and RIMCo has transparency into the amount of trading and the ability to monitor and assess the impact to the Funds or scheduled rebalancing of asset allocated programs based on set trading schedules within specified limits.
  Systematic purchase or redemption programs, if available.

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In applying the policy on limitations on trading activity, the Funds consider the information available at the time and reserve the right to consider trading history in any Fund including trading history in other accounts under common ownership or control in determining whether to suspend or terminate trading privileges.

This policy will not affect any shareholder’s redemption rights.

Risks of Frequent Trading

Short-term or excessive trading into and out of a Fund may harm a Fund’s performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Frequent trading may interfere with the efficient management of a Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using interfund lending and engaging in portfolio transactions. Increased portfolio transactions and use of interfund lending would correspondingly increase the Fund’s operating expenses and decrease the Fund’s performance.

Additionally, to the extent that a Fund invests in an Underlying Fund that invests significantly in foreign securities traded on markets which may close prior to when the Fund determines its net asset value (referred to as the valuation time), frequent trading by certain shareholders may cause dilution in the value of Fund Shares held by other shareholders. Because events may occur after the close of these foreign markets and before the valuation time of the Funds that influence the value of these foreign securities, investors may seek to trade Fund Shares in an effort to benefit from their understanding of the value of these foreign securities as of the Fund’s valuation time (referred to as price arbitrage). These Underlying Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair values of the foreign securities as of the valuation time. To the extent that an Underlying Fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of Fund Shares held by other shareholders.

Because certain small cap equity securities may be traded infrequently, to the extent that a Fund invests in an Underlying Fund that invests significantly in small cap equity securities investors may seek to trade Fund Shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a Fund’s portfolio to a greater degree than Underlying Funds which invest in highly liquid securities, in part because the Underlying Fund may have difficulty selling these small cap portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of Fund Shares held by other shareholders.

Limitations on the Ability to Detect and Curtail Frequent Trading

The Funds will use reasonable efforts to detect frequent trading activity but may not be able to detect such activity in certain circumstances. While the Funds have the authority to request and analyze data on shareholders in omnibus accounts and will use their best efforts to enforce the policy described above, there may be limitations on the ability of the Funds to detect and curtail frequent trading practices and the Funds may still not be able to completely eliminate the possibility of improper trading under all circumstances. Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent frequent trading, there is no guarantee that the Funds or their agents will be able to identify each such shareholder in an omnibus account or curtail their trading practices.

Any Fund may make exceptions to this policy, if in its judgment, the transaction does not constitute improper trading or other trading activity that may be harmful to it.

The Underlying Funds have similar frequent trading policies.  Please see the Prospectus of the Underlying Funds for further details.

additional information about HOW TO REDEEM SHARES

For all Funds: Shares may be redeemed through your Financial Intermediary on any business day of the Funds (a day on which the NYSE is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after a Fund receives an order in proper form as determined by your Financial Intermediary. The Funds will close early if the NYSE closes early. Any redemption requests received following an early closure will be processed

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on the following business day at the next calculated net asset value per share. Shares recently purchased by check may not be available for redemption for 15 days following the purchase or until the check clears, whichever occurs first, to assure that a Fund has received payment for your purchase.

Redemption Dates and Times

For all Funds: Redemption requests must be received by the Fund or an authorized Fund agent prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier, to be processed at the net asset value calculated on that day. Please contact your Financial Intermediary for instructions on how to place redemption requests. Because Financial Intermediaries may have cut off times for processing orders to sell Fund shares prior to market close, please ask your Financial Intermediary what their cut off time is.

PAYMENT OF REDEMPTION PROCEEDS

Payment will ordinarily be made within seven days of receipt of your request in proper form. Each Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days if an emergency condition (as determined by the SEC) exists.

When you redeem your Class A Shares, the Fund will pay your redemption proceeds to your Financial Intermediary for your benefit within seven days after the Fund receives the redemption request in proper form.  Your Financial Intermediary is then responsible for settling the redemption with you as agreed between you and your Financial Intermediary.

When you redeem your Class S Shares, your redemption proceeds will be paid in one of the following manners: (1) if you invest through certain Financial Intermediaries, your redemption proceeds will be sent directly to your Financial Intermediary who is then responsible for settling the redemption with you as agreed between you and your Financial Intermediary; (2) a check for the redemption proceeds may be sent to the shareholder(s) of record at the address of record within seven days after the Fund receives a redemption request in proper form; or (3) if you have established the electronic redemption option, your redemption proceeds can be (a) wired to your predesignated bank account on the next bank business day after the Fund receives your redemption request in proper form or (b) sent by Electronic Funds Transfer (EFT) to your predesignated bank account on the second business day after the Fund receives your redemption request in proper form. On Federal Reserve holidays, funds will settle on the next day the Federal Reserve is open. The Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire. The Fund will always charge a fee when sending an international wire transfer. The Fund reserves the right to charge a fee when sending a domestic wire transfer for redemptions. The Fund does not charge for EFT though your bank may charge a fee to receive the EFT. Wire transfers and EFTs can be sent to U.S. financial institutions that are members of the Federal Reserve System.

OTHER INFORMATION ABOUT SHARE TRANSACTIONS

Written Instructions

For Class A Shares: Written instructions must be in proper form as determined by your Financial Intermediary.

For Class S Shares: The Fund requires that written instructions be in proper form and reserve the right to reject any written instructions that are not in proper form. Your Financial Intermediary will assist you in preparing and submitting transaction instructions to the Fund to insure proper form. Generally, your instructions must include:

  The Fund name and account number
  Details related to the transaction including type and amount
  Signatures of all owners exactly as registered on the account
  Any supporting legal documentation that may be required

Responsibility for Fraud

Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account confirmations or statements that the Funds or your Financial Intermediary send you. Contact your Financial Intermediary immediately about any transactions that you believe to be unauthorized.

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Signature Guarantee

For Class S Shares: The Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to, requests for transactions or account changes. A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association, but not a notary public. Contact your Financial Intermediary for assistance in obtaining a signature guarantee.

Uncashed Checks

For Class S Shares: Please make sure you promptly cash checks issued to you by the Fund. If you do not cash a dividend, distribution, or redemption check, the Fund will act to protect itself and you. This may include restricting certain activities in your account until the Fund is sure that it has a valid address for you. After 180 days, the Fund will no longer honor the issued check and, after attempts to locate you, the Fund will follow governing escheatment regulations in disposition of check proceeds. No interest will accrue on amounts represented by uncashed checks.

Registration of Fund Accounts

Many brokers, employee benefit plans and bank trusts combine their clients’ holdings in a single omnibus account with the Funds held in the brokers’, plans’, or bank trusts’ own name or “street name.” Therefore, if you hold Shares through a brokerage account, employee benefit plan or bank trust fund, a Fund may have records only of that Financial Intermediary’s omnibus account. In this case, your broker, employee benefit plan or bank is responsible for keeping track of your account information. This means that you may not be able to request transactions in your Shares directly through the Funds, but can do so only through your broker, plan administrator or bank. Ask your Financial Intermediary for information on whether your Shares are held in an omnibus account.

112

113

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Funds’ financial performance for at least the past 60 months (or, if a Fund has not been in operation for 60 months, since the beginning of operations for the Fund). Certain information reflects financial results for a single Fund Share throughout each of the periods shown below. The total returns in the tables represent how much your investment in a Fund would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report, which is available upon request.

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
2017 Retirement Distribution Fund — A Shares
December 31, 2011	7.08	.17	(.42)	(.25)	(.13)	—	(.57)
December 31, 2010	7.04	.17	.57	.74	(.17)	—	(.36)
December 31, 2009	6.34	.31	1.09	1.40	(.27)	—	(.43)
December 31, 2008(2)	7.08	.08	(.12)	(.04)	(.12)	—	(.58)
October 31, 2008(1)	10.90*	.17	(3.99)*	(3.82)*	—	—	—
2017 Retirement Distribution Fund — S Shares
December 31, 2011	7.23	.21	(.35)	(.14)	(.13)	(.01)	(.58)
December 31, 2010	7.15	.22	.57	.79	(.20)	(.09)	(.30)
December 31, 2009	6.51	.34	1.01	1.35	(.26)	—	(.45)
December 31, 2008(2)	7.24	.08	(.11)	(.03)	(.09)	—	(.61)
October 31, 2008(1)	11.19*	.12	(4.07)*	(3.95)*	—	—	—
See Notes to Financial Highlights at the end of this section.
114

$ Distributions In Excess	$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(e)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(d)(f)	% Ratio of Expenses to Average Net Assets, Net(d)(f)(g)	% Ratio of Net Investment Income to Average Net Assets(c)(g)	% Portfolio Turnover Rate(c)

—	(.70)	6.13	(3.47)	2,015	5.95	.52	2.39	139
(.17)	(.70)	7.08	10.55	1,801	5.80	.52	2.57	261
—	(.70)	7.04	22.10	1,216	8.01	.54	4.41	86
—	(.70)	6.34	(.42)	683	26.38	.47	1.09	6
—	—	7.08	(35.05)	735	15.46	.29	1.85	188

—	(.72)	6.37	(1.87)	4,469	3.60	.27	2.96	147
(.12)	(.71)	7.23	11.18	3,065	4.21	.27	3.02	254
—	(.71)	7.15	20.71	2,357	5.31	.30	4.77	101
—	(.70)	6.51	(.42)	1,043	25.68	.19	1.18	12
—	—	7.24	(35.23)	927	14.96	.05	1.34	217
See Notes to Financial Highlights at the end of this section.
115

Notes to Financial Highlights

(1)	For the period January 2, 2008 (commencement of operations) to October 31, 2008.
(2)	For the period November 1, 2008 to December 31, 2008.
(a)	Average daily shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	Total return for Class A does not reflect a front end sales charge.
(f)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(g)	May reflect amounts waived and/or reimbursed by Russell Investment Management Company (“RIMCo”) and/or Russell Fund Services Company (“RFSC”).
*	The Funds effected a reverse share split on March 27, 2008. This reverse share split was not reflected retroactively to the beginning of the period ended October 31, 2008 in the Funds’ financial statements for the periods ended October 31, 2008 and December 31, 2008. Net Asset Value, Beginning of Period, Net Realized and Unrealized Gain (Loss) and Total Income (Loss) from Operations for the period ended October 31, 2008 have been restated to retroactively reflect the reverse share split.
116

MONEY MANAGER INFORMATION

The money managers of the Underlying Funds are not affiliates of the Funds or Underlying Funds, RIMCo, RFSC or RFS other than as a result of their management of Underlying Fund assets. Each money manager is principally engaged in managing institutional investment accounts. These managers may also serve as managers or advisers to other investment companies unaffiliated with RIC, other RIC Funds, or to other clients of RIMCo or of Frank Russell Company, including Frank Russell Company’s wholly-owned subsidiary, Russell Trust Company. Investments in the Funds are not deposits with or other liabilities of any of the money managers and are subject to investment risk, including loss of income and principal invested and possible delays in payment of redemption proceeds. The money managers do not guarantee the performance of a Fund or any particular rate of return.

For a complete list of current money managers for the Underlying Funds please see the Underlying Funds’ Prospectus. A complete list of current money managers for the Underlying Funds can also be found at www.russell.com.

When considering an investment in the Funds, do not rely on any information unless it is contained in this Prospectus or in the Funds’ Statement of Additional Information. The Funds have not authorized anyone to add any information or to make any additional statements about the Funds. The Funds may not be available in some jurisdictions or to some persons. The fact that you have received this Prospectus should not, in itself, be treated as an offer to sell Shares to you. Changes in the affairs of the Funds or in the Underlying Funds’ money managers may occur after the date on the cover page of this Prospectus. This Prospectus will be amended or supplemented to reflect any material changes to the information it contains.

117

EXPENSE NOTES

The following notes supplement the Annual Fund Operating Expenses tables in the Risk/Return Summary and provide additional information necessary to understand the expenses provided in those tables:

  If you purchase Shares through a Financial Intermediary, such as a bank or an investment adviser, you may also pay additional fees to the intermediary for services provided by the intermediary. You should contact your Financial Intermediary for information concerning what additional fees, if any, will be charged.
  Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class A Shares of the Funds may not exceed 7.25% of total gross sales, subject to certain exclusions. This 7.25% limitation is imposed on Class A Shares of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Class A Shares may pay more than the economic equivalent of the maximum sales charges permitted by FINRA.
  “Other Expenses” includes an administrative fee of up to 0.05% of average daily net assets.
  Shareholders in the Funds bear indirectly the proportionate expenses of the Underlying Funds in which they invest. These expenses are reflected in Acquired (Underlying) Fund Fees and Expenses. The Funds’ Net Annual Fund Operating Expense ratios in the table are based on the Funds’ total direct operating expense ratios plus a weighted average of the expense ratios of the Underlying Funds in which the Funds invest. These Net Annual Fund Operating Expense ratios may be higher or lower depending on the allocation of the Funds assets among the Underlying Funds, the actual expenses of the Underlying Funds and the actual expenses of the Funds.
118

PERFORMANCE NOTES

The following notes supplement the Performance tables in the Risk/Return Summary and provide additional information necessary to understand the returns provided in those tables:

The calculation of total return after taxes on distributions and sale of Fund Shares assumes that a shareholder has sufficient capital gains of the same character to offset any capital losses on a sale of Fund Shares and that the shareholder may therefore deduct the entire capital loss.

Each Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the course of the year. At any given time, a Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which each Fund may be exposed are presented. The success of a Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance.

The Funds first issued Shares on January 2, 2008.

The performance shown for the 2017 Retirement Distribution Fund - A Shares has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

The Barclays U.S. Aggregate Bond Index was formerly known as the Barclays Capital U.S. Aggregate Bond Index.

119

APPENDIX A

2017 Retirement Distribution Fund – A Shares

EXAMPLE: Impact Of Distribution Overages And Return Of Capital

Scenario 1A below illustrates a scenario where there is a Distribution Overage which you immediately reinvest.

Scenario 1B below illustrates the same scenario as Scenario 1A except that you do not reinvest the Distribution Overages you received. Note that in this example, your expected target distribution goes from $70,000 in the year of the initial investment (Year 5) down to $69,310 because you did not immediately reinvest your Distribution Overage.

Scenario 2 below illustrates a different scenario where there is a return of capital. Note that in this example, your market value at the end of the year goes down to $981,000 because a portion of your initial investment was returned to you. See Footnote (a) below.

Each scenario, including the initial NAV of $10.00 per share, is for illustrative purposes only and does not reflect any anticipated outcome. These examples assume a hypothetical rate of return which may or may not ever be achieved by a Fund. The hypothetical rate of return for Scenario 1A is 8%. The hypothetical rate of return for Scenario 1B is 8%. The hypothetical rate of return for Scenario 2 is 5.1%.

The term “Year 5” refers to the fifth year of the Fund’s Term (2012) and the term “Year 6” refers to the sixth year of the Fund’s Term (2013). The initial investment is assumed to occur in Year 5, before the date that the annual distribution occurs in that year.

	Scenario 1A Distribution Overages Immediately Reinvested	Scenario 1B Distribution Overages Not Reinvested	Scenario 2 Return of Capital
Net Amount of Initial Investment (after payment of front-end sales charge)	$1,000,000	$1,000,000	$1,000,000
Fund Values (per share):
Initial NAV	$10.00	$10.00	$10.00
Year 5 Target Distribution	$0.70	$0.70	$0.70
Year 5 Income	$0.68	$0.68	$0.51
Year 5 Capital Gains	0.12	0.12	0.00
Year 5 Return of Capital	—	—	0.19
Year 5 Total distributions received	$0.80	$0.80	$0.70
Distribution Overage	$0.10	$0.10	$—
NAV prior to distributions (Beginning NAV + Income + Capital)	$10.80	$10.80	$10.51
NAV after distributions (Beginning NAV + Income + Capital – Total distributions)	$10.00	$10.00	$9.81
Cash received (based on total shares owned)
Net Investment Income	$68,000	$68,000	$51,000
Return of Capital	$—	$—	$19,000
Capital gains	$12,000	$12,000	$—
Shares Owned
Original Number of Shares Owned	100,000	100,000	100,000
Number of shares received from reinvestment of Distribution Overage(see detail calculation #1 below)	1,000	—	—
New Number of Shares Owned	101,000	100,000	100,000
Year 6 Adjusted Target Distribution per share (see detail calculations #2 and #3 below)	$0.6931	$0.6931	$0.7000
Expected Shareholder Target Distribution in Year 6(b)	$70,003	$569,310	$70,000
Market Value(a)at end of Year 5	$1,010,000	$1,000,000	$981,000

Footnotes:

A-1

a)	Unrealized Capital Gains or Losses, which also affect the NAV and the market value of your investment, are not shown in these scenarios since they do not otherwise affect the distribution calculations.
b)	In any instance where there is a Distribution Overage that you reinvest to purchase additional shares, rounding differences may cause your expected target distribution in Year 6 to vary slightly from Year 5.
1.	Number of Shares Received from Reinvestment of Distribution Overage Calculation:

Distribution Overage Per Share * Original Number of Shares Owned ÷ NAV after distribution

In Scenario 1A, the number of shares received from reinvestment of Distribution Overage is as follows:

0.10 * 100,000 ÷ 10.00 = 1,000 shares

2.	Adjusted Target Distribution Calculation Following Distribution Overages:

As described in the Prospectus, Distribution Overages result in a reduction of the target distribution on a going forward basis according to the following formula:

New_T_Dist = Old_T_Dist * Distribution Overage Adjustment Factor

Distribution Overage Adjustment Factor = New_NAV ÷ (New_NAV + (Total Dist Paid – Target Dist))

Thus,

New_T_Dist = Old_T_Dist * [New_NAV ÷ (New_NAV + (Total Dist Paid – Target Dist))]

where:
New_T_Dist = New (future period) target distribution amount
Old_T_Dist = Old (current period) target distribution amount
New_NAV = The NAV immediately after the distribution

In Scenarios 1A and 1B above, the target distribution was adjusted to $0.6931 as follows:

0.6931 = 0.70 * [10.00 ÷ (10.00 + (0.80 – 0.70))]

No adjustment is made in years when there is no Distribution Overage.

A-2

2017 Retirement Distribution Fund – S Shares

EXAMPLE: Impact Of Distribution Overages And Return Of Capital

Scenario 1A below illustrates a scenario where there is a Distribution Overage which you immediately reinvest.

Scenario 1B below illustrates the same scenario as Scenario 1A except that you do not reinvest the Distribution Overages you received. Note that in this example, your expected target distribution goes from $72,870 in the year of the initial investment (Year 5) down to $72,349 in the following year (Year 6) because you did not immediately reinvest your Distribution Overage.

Scenario 2 below illustrates a different scenario where there is a return of capital. Note that in this example, your market value at the end of the year goes down to $968,349 because the example assumes a portion of your initial investment was sold to pay your financial intermediary an external advisory fee (the “External Advisory Fee”) and another portion was returned to you. See Footnote (a) on the next page.

Each scenario, including the Initial NAV of $10.00 per share, is for illustrative purposes only and does not reflect any anticipated outcome. These examples assume a hypothetical rate of return which may or may not ever be achieved by a Fund. The hypothetical rate of return for Scenario 1A is 8%. The hypothetical rate of return for Scenario 1B is 8%. The hypothetical rate of return for Scenario 2 is 5.1%.

The term “Year 5” refers to the fifth year of the Fund’s Term (2012) and the term “Year 6” refers to the sixth year of the Fund’s Term (2013). The initial investment is assumed to occur in Year 5, before the date that the annual distribution occurs in that year.

	Scenario 1A Distribution Overages Immediately Reinvested	Scenario 1B Distribution Overages Not Reinvested	Scenario2 Return of Capital
Initial Investment	$1,000,000	$1,000,000	$1,000,000
Fund Values (per share):
Initial NAV	$10.00	$10.00	$10.00
Year 5 Target Distribution	$0.7287	$0.7287	$0.7287
Year 5 Income	$0.6800	$0.6800	$0.5100
Year 5 Capital Gains	$0.1200	$0.1200	$0.0000
Year 5 Return of Capital	$0.0000	$0.0000	$0.2187
Year 5 Total distributions received	$0.8000	$0.8000	$0.7287
Distribution Overage	$0.0713	$0.0713	$0.0000
NAV prior to distributions (Beginning NAV + Income + Capital)	$10.80	$10.80	$10.51
NAV after distributions (Beginning NAV + Income + Capital – Total distributions)	$10.00	$10.00	$9.78
Cash received (based on total shares owned)
Net Investment Income	$68,000	$68,000	$51,000
Return of Capital	$0	$0	$21,870
Capital gains	$12,000	$12,000	$0
Shares Owned
Original Number of Shares Owned	100,000	100,000	100,000
Number of Shares Sold to pay External Advisory Fee (see detail calculations #4 below) (c)	(1,000)	(1,000)	(1,000)
New Number of Shares Owned after Sale for External Advisory Fee but before Reinvestment of shares from Distribution Overage	99,000	99,000	99,000
Number of shares received from reinvestment of Distribution Overage (see detail calculation #1 below)	713	0	0
New Number of Shares Owned after redemption of shares for External Advisory Fee and reinvestment of shares from Distribution Overage	99,713	99,000	99,000
				Year 6 Adjusted Target Distribution per share (see detail calculations #2 and #3 below)	$0.7308	$0.7308	$0.7361

A-3

	Scenario 1A Distribution Overages Immediately Reinvested	Scenario 1B Distribution Overages Not Reinvested	Scenario2 Return of Capital
Expected Shareholder Aggregate Target Distribution in Year 6(b)	$72,870	$72,349	$72,874
Market Value(a) at end of Year 5	$997,130	$990,000	$968,349

Footnotes:

Unrealized Capital Gains or Losses, which also affect the NAV and the market value of your investment, are not shown in these scenarios since they do not otherwise affect the distribution calculations.

In any instance where there is a Distribution Overage that you reinvest to purchase additional shares, rounding differences may cause your expected aggregate target distribution in year 6 to vary slightly from year 5. Rounding differences may also occur as a result of shares sold to pay an External Advisory Fee.

This example assumes that shares are sold to pay the External Advisory Fee after the Fund pays its target distribution for the year.

1.	Number of Shares Received from Reinvestment of Distribution Overage Calculation:

Distribution Overage Per Share * Original Number of Shares Owned ÷ NAV after distribution

In Scenario 1A, the number of shares received from reinvestment of Distribution Overage is as follows:

0.0713 * 100,000 ÷ 10.00 = 713 shares

2.	Adjusted Target Distribution Calculation Following Distribution Overages:

As described in the Prospectus, Distribution Overages result in a reduction of the target distribution on a going forward basis. The assumed External Advisory Fee adjustment, however, increases it. The target distribution is adjusted according to the following formula:

New_T_Dist = Old_T_Dist * [Distribution Overage Adjustment Factor] * [External Advisory Fee Adjustment Factor]

Distribution Overage Adjustment Factor = New_NAV ÷ (New_NAV + (Total Dist Paid – Target Dist))

External Advisory Fee Adjustment Factor = 1 ÷ 0.99

Thus,

New T Dist = Old_T_Dist * [New_NAV ÷ (New_NAV + (Total Dist Paid – Target Dist))] * [1 ÷ 0.99]

where:
New_T_Dist = New (future period) target distribution amount
Old_T_Dist = Old (current period) target distribution amount
New_NAV = The NAV immediately after the distribution

The Distribution Overage Adjustment Factor is the ratio of the new NAV to the sum of the New NAV and the amount of the Distribution Overage.

The External Advisory Fee Adjustment Factor is the ratio required to offset the effect of the 1% assumed External Advisory Fee.

In Scenarios 1A and 1B above, the target distribution was adjusted to $0.7308 as follows:

0.7308 = 0.7287 * [10.00 ÷ (10.00 + (0.80 – 0.7287))] * [1 ÷ 0.99]

3.	Adjusted Target Distribution Calculation in years with no Distribution Overage

No Distribution Overage Adjustment Factor is required in years in which there is no Distribution Overage, so in these years the target distribution on a going forward basis is adjusted according to the following formula:

New_T_Dist = Old_T_Dist * [External Advisory Fee Adjustment Factor]
New_T_Dist = Old_T_Dist * [1 ÷ 0.99]

where:
New_T_Dist = New (future period) target distribution amount
Old_T_Dist = Old (current period) target distribution amount

In Scenario 2 above, the target distribution was adjusted to $0.7361 as follows:

A-4

0.7361 = 0.7287 * [1 ÷ 0.99]
4.	Shares sold for assumed External Advisory Fee calculation:

The assumed External Advisory Fee is 1% per year.

Shares sold for assumed External Advisory Fee = [100,000 * 0.01 = 1,000 shares]

A-5

APPENDIX B

2017 Retirement Distribution Fund – A Shares

How To Calculate Your Initial Investment

If the annual distribution amount you wish to receive is	$30,000
Divide this number by the per share target distribution amount	÷ 0.70
To get the number of shares you need to purchase	42,857
Multiply the number of shares by the current NAV*	x $10.00
To get your net amount invested after payment of front-end sales charge	$428,571
Multiply the net amount invested by the sales charge	x 0.0204
To get your sales charge	$8,743
Add the net amount invested to your sales charge	+ $428,571
To get your offering price**	$437,314
*	NAV will change daily. The current NAV can be found at www.russell.com.
**	Class A Shares are sold at the offering price, which is the net asset value plus a front-end sales charge.

2017 Retirement Distribution Fund – S Shares

How To Calculate Your Initial Investment

If the annual distribution amount you wish to receive is	$30,610
Divide this number by the per share target distribution amount	÷0.7287
To get the number of shares you need to purchase	42,006
Multiply the number of shares by the current NAV*	x $10.00
To get your net amount invested	$420,063
If a sale of shares is required to pay the External Advisory Fee before the next payment of the target distribution, then
Divide by 0.99	÷0.99
To get your initial investment	$424,306
*	NAV will change daily. The current NAV can be found at www.russell.com.

B-1

2

For more information about the Funds, the following documents are available without charge:

ANNUAL/SEMIANNUAL REPORTS: Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds.

The annual and semiannual reports for each Fund and the SAI are incorporated into this Prospectus by reference. You may obtain free copies of the annual report, semiannual report or the Funds’ and Underlying Funds’ SAI, and may request other information or make other inquiries, by contacting your Financial Intermediary or the Funds at:

Russell Investment Company
1301 Second Avenue
18th Floor
Seattle, WA 98101
Telephone: 1-800-787-7354

The Funds’ and Underlying Funds’ SAI and annual and semiannual reports to shareholders are available, free of charge, on the Funds’ Web site at www.russell.com.

Each year you are automatically sent an updated Prospectus and annual and semiannual reports for the Funds. You may also occasionally receive notifications of Prospectus changes and proxy statements for the Funds. In order to reduce the volume of mail you receive, when possible, only one copy or one mailing of these documents will be sent to shareholders who are part of the same family, sharing the same name and the same household address. If you would like to opt out of the household-based mailings, please call your Financial Intermediary.

Some Financial Intermediaries may offer electronic delivery of the Funds’ Prospectus and annual and semiannual reports. Please contact your Financial Intermediary for further details.

You can review and copy information about the Funds (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission’s Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549.

Distributor: Russell Financial Services, Inc.
Russell Investment Company’s SEC File No. 811-03153
36-08-414 (0612)
00086184

RUSSELL INVESTMENT COMPANY
1301 Second Avenue, 18th Floor
Seattle, Washington 98101 Telephone 1-800-787-7354 STATEMENT OF ADDITIONAL INFORMATION LifePoints Target Distribution Strategies Funds April 30, 2012, As Supplemented Through June 12, 2012 Russell Investment Company (“RIC”) is a single legal entity organized as a Massachusetts business trust. RIC operates investment portfolios referred to as “Funds.” RIC offers Shares of beneficial interest in the Funds in multiple separate Prospectuses. This Statement of Additional Information (“SAI”) is not a Prospectus; this SAI should be read in conjunction with the LifePoints Target Distribution Strategies Funds’ Prospectus, dated April 30, 2012 and any supplements thereto, which may be obtained without charge by telephoning or writing RIC at the number or address shown above. You should retain this SAI for future reference. Capitalized terms not otherwise defined in this SAI shall have the meanings assigned to them in the Prospectus. This SAI incorporates by reference the LifePoints Target Distribution Strategies Funds’ Annual Report to Shareholders for the year ended December 31, 2011. A copy of the Funds’ Annual Report accompanies this SAI. This SAI also incorporates by reference the Underlying Funds’ Annual Reports to Shareholders for the year ended October 31, 2011. Copies of the Underlying Funds’ Annual Reports are available free of charge by calling Russell Investment Services at the above number. The fiscal year end of the Underlying Funds is October 31. This SAI describes the 2017 Retirement Distribution Fund – A Shares and the 2017 Retirement Distribution Fund – S Shares (collectively, the “LifePoints Target Distribution Strategies Funds” or “Funds”). Each of the LifePoints Target Distribution Strategies Funds offers one class of shares as described in the table below. Unless otherwise indicated, this SAI relates to all Shares of the Funds.
Fund	Ticker
2017 Retirement Distribution Fund – A Shares	RRDAX
2017 Retirement Distribution Fund – S Shares	RRDSX
Each of the Funds invests in different combinations of other funds (the “Underlying Funds”), which invest in different combinations of stocks, bonds and cash equivalents. The Underlying Funds in which the Funds currently invest commenced operations on the dates indicated below:
FUND	INCEPTION DATE
Russell U.S. Core Equity Fund[1]	October 16, 1981
Russell U.S. Quantitative Equity Fund[2]	June 1, 1987
Russell U.S. Small Cap Equity Fund[3]	December 29, 1981
Russell International Developed Markets Fund[4]	February 1, 1983
Russell Global Equity Fund[5]	February 28, 2007
Russell Emerging Markets Fund[6]	February 1, 1993
Russell Global Opportunistic Credit Fund[7]	October 1, 2010
Russell Strategic Bond Fund[8]	February 1, 1993
Russell Investment Grade Bond Fund[9]	October 16, 1981
Russell Short Duration Bond Fund[10]	November 2, 1981
Russell Commodity Strategies Fund	July 1, 2010
Russell Global Infrastructure Fund	October 1, 2010
Russell Global Real Estate Securities Fund[11]	July 31, 1989
Russell Money Market Fund[12]	October 16, 1981
[1]	On September 2, 2008, the Equity I Fund was renamed the Russell U.S. Core Equity Fund.
[2]	On September 2, 2008, the Equity Q Fund was renamed the Russell U.S. Quantitative Equity Fund. Effective August 15, 2012, the Russell U.S. Quantitative Equity Fund will change its investment strategy and be renamed the Russell U.S. Defensive Equity Fund.
[3]	On September 2, 2008, the Equity II Fund was renamed the Russell U.S. Small & Mid Cap Fund. On January 1, 2012, the Russell U.S. Small & Mid Cap Fund was renamed the Russell U.S. Small Cap Equity Fund.
[4]	On September 2, 2008, the International Fund was renamed the Russell International Developed Markets Fund.
[5]	On September 2, 2008, the Global Equity Fund was renamed the Russell Global Equity Fund.

[6]	On September 2, 2008, the Emerging Markets Fund was renamed the Russell Emerging Markets Fund.
[7]	On March 1, 2011, the Russell Global Credit Strategies Fund was renamed the Russell Global Opportunistic Credit Fund.
[8]	On September 2, 2008, the Fixed Income III Fund was renamed the Russell Strategic Bond Fund.
[9]	On September 2, 2008, the Fixed Income I Fund was renamed the Russell Investment Grade Bond Fund.
[10]	On September 2, 2008, the Short Duration Bond Fund was renamed the Russell Short Duration Bond Fund.
[11]	On September 2, 2008, the Real Estate Securities Fund was renamed the Russell Real Estate Securities Fund. On October 1, 2010, the Russell Real Estate Securities Fund was renamed the Russell Global Real Estate Securities Fund.
[12]	On September 2, 2008, the Money Market Fund was renamed the Russell Money Market Fund.

Structure And Governance ORGANIZATION AND BUSINESS HISTORY. RIC commenced business operations as a Maryland corporation on October 15, 1981. On January 2, 1985, RIC reorganized by changing its domicile and legal status to a Massachusetts business trust. RIC is currently organized and operating under a Second Amended and Restated Master Trust Agreement dated October 1, 2008, as amended (the “Master Trust Agreement”), and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Board of Trustees (“Board” or the “Trustees”) may amend the Master Trust Agreement from time to time; provided, however, that any amendment which would materially and adversely affect shareholders of RIC as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the Shares of RIC or the Fund, respectively. However, the Trustees may, without the affirmative vote of a majority of the outstanding voting shares (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust or Sub-Trust by a vote of a majority of the Trustees or written instrument executed by a majority of their number then in office, terminate, liquidate or reorganize any Sub-Trust or any Class of any such Sub-Trust at any time by written notice to affected Shareholders. RIC is a registered open-end management investment company. Each of the Funds is a diversified investment company. Each of the Underlying Funds in which the Funds invest is also a diversified investment company, except the Russell Global Opportunistic Credit, Russell Commodity Strategies and Russell Global Infrastructure Funds. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five percent of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer. RIC is authorized to issue Shares of beneficial interest, and may divide the Shares into two or more series, each of which evidences a pro rata ownership interest in a different investment portfolio — a “Fund.” Each Fund is deemed to be a separate trust under Massachusetts law. The Trustees may, without seeking shareholder approval, create additional Funds at any time. The Master Trust Agreement provides that shareholders may be required to redeem their Shares at any time (1) if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of RIC or of any Fund or (2) upon such other conditions as may from time to time be determined by the Trustees and set forth in the prospectuses with respect to the maintenance of shareholder accounts of a minimum amount. However, shareholders can only be required to redeem their Shares only to the extent consistent with the 1940 Act, the rules thereunder and Securities and Exchange Commission interpretations thereof. RIC Funds are authorized to issue Shares of beneficial interest in one or more classes. Shares of each class of a Fund are fully paid and nonassessable, and have no preemptive or conversion rights. The Funds have the following par values: Shares of the 2017 Retirement Distribution Fund  —  A Shares have a par value of $0.0109 per share. Shares of the 2017 Retirement Distribution Fund  —  S Shares have a par value of $0.0112 per share. Shares of each class of a Fund represent proportionate interests in the assets of that Fund and have the same voting and other rights and preferences as the Shares of other classes of the Fund. Shares of each class of a Fund are entitled to the dividends and distributions earned on the assets belonging to the Fund that the Board declares. Each class of Shares is designed to meet different investor needs. Class A Shares are subject to (1) an initial sales charge and (2) a Rule 12b-1 fee of up to 0.75% (presently limited to 0.25%). Class S Shares are not subject to either a Rule 12b-1 fee or a shareholder services fee. Unless otherwise indicated, “Shares” in this Statement refers to all classes of Shares of the Funds. Under certain unlikely circumstances, as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation or other undertaking of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that RIC shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund and satisfy any judgment thereon. Thus, the risk of any shareholder incurring financial loss beyond his investment on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations. Currently, pursuant to claims for exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), the Russell Commodity Strategies Fund, certain other Underlying Funds and Russell Investment Management Company (“RIMCo”) are not subject to registration or regulation as commodity pool operators under the CEA. However, the Commodity Futures Trading Commission (“CFTC”) has adopted certain rule amendments that significantly
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affect the availability of these exclusions, and may subject the Russell Commodity Strategies Fund and certain other Underlying Funds, as well as RIMCo, to regulation by the CFTC. The scope of application of these amendments is still uncertain. Prior to the compliance date of the amendments, an Underlying Fund may consider steps, such as investment strategy changes, in order to continue to qualify for exemption from CFTC regulation, or may determine to operate subject to CFTC regulation. If an Underlying Fund operates subject to CFTC regulation, it may incur additional expenses.  Frank Russell Company (“FRC”) has the right to grant (and withdraw) the nonexclusive use of the name “Frank Russell,” “Russell” or any variation. SHAREHOLDER MEETINGS. RIC will not hold annual meetings of shareholders, but special meetings may be held. Special meetings may be convened (i) by the Board, (ii) upon written request to the Board by shareholders holding at least 10% of RIC’s outstanding Shares, or (iii) upon the Board’s failure to honor the shareholders’ request described above, by shareholders holding at least 10% of the outstanding Shares by giving notice of the special meeting to shareholders. The Trustees will provide the assistance required by the 1940 Act in connection with any special meeting called by shareholders following a failure of the Board to honor a shareholder request for a special meeting. Each share of a class of a Fund has one vote in Trustee elections and other matters submitted for shareholder vote. On any matter which affects only a particular Fund or class, only Shares of that Fund or class are entitled to vote. There are no cumulative voting rights. CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility under applicable state law to direct the management of the business of RIC, and hold office unless they retire (or upon reaching the mandatory retirement age of 72), resign or are removed by, in substance, a vote of two-thirds of RIC Shares outstanding. Under these circumstances, no one person, entity or shareholder “controls” RIC. For a list of shareholders owning 5% or more of any Class of any Fund’s Shares or more than 25% of the voting Shares of any Fund please refer to the Appendix at the end of this SAI. TRUSTEES AND OFFICERS. The Board of Trustees is responsible under applicable state law for generally overseeing management of the business and affairs of RIC and does not manage operations on a day-to-day basis. The officers of RIC, all of whom are employed by and are officers of RIMCo, the Funds’ adviser, or its affiliates, are responsible for the day-to-day management and administration of the Funds’ operations. The Board of Trustees carries out its general oversight responsibilities in respect of the Funds’ operations by, among other things, meeting with RIC management at the Board’s regularly scheduled meetings and as otherwise needed and, with the assistance of RIC management, monitoring or evaluating the performance of the Funds’ service providers, including RIMCo, the Funds’ custodian and the Funds’ transfer agent. As part of this oversight process, the Board of Trustees consults not only with management and RIMCo, but with RIC’s independent auditors, Fund counsel and separate counsel to the Independent Trustees. The Board of Trustees monitors Fund performance as well as the quality of services provided to the Funds. As part of its monitoring efforts, the Board of Trustees reviews Fund fees and expenses in light of the nature, scope and overall quality of services provided to the Funds while also seeking to provide for the Funds’ continued access to high quality services in the future. The Board of Trustees is required under the 1940 Act to review and approve the Funds’ contracts with RIMCo and the money managers. Generally, a Trustee may be removed at any time by a vote of two-thirds of RIC Shares. A vacancy in the Board shall be filled by a vote of a majority of the remaining Trustees so long as after filling such vacancy, two-thirds of the Trustees have been elected by shareholders. There is one Trustee Emeritus. Trustees Emeritus do not have the power to vote on matters coming before the Board, or to direct the vote of any Trustee, and generally are not responsible or accountable in any way for the performance of the Board’s responsibilities. The Trustees and officers of certain Funds also serve in similar positions for the Underlying Funds. Thus, if the interests of a Fund and an Underlying Fund were to diverge, it is possible that a conflict of interest could arise. If such a conflict arises, the trustees and officers of the affected Funds, respectively, will take all steps they believe reasonable to manage, and where possible, minimize the potential conflict, including possibly by disclosing the conflict to shareholders. The Board of Trustees is currently comprised of eight Trustees, two of whom are interested Trustees. There are six Independent Trustees on the Board, including Kristianne Blake who serves as the Chair of the Board and has since 2005. The Board of Trustees has established a standing Audit Committee, a standing Nominating and Governance Committee and a standing Investment Committee which assist in performing aspects of its role in oversight of the Funds’ operations and are described in more detail in the following paragraphs. The Board’s role in risk oversight of the Funds reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Funds. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, operational, compliance and valuation risks) that potentially could have
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a material adverse impact on the business operations, investment performance or reputation of the Funds, but relies upon the Funds’ management (including the Funds’ portfolio managers), the Funds’ Chief Compliance Officer (“CCO”), who reports directly to the Board, and the Adviser (including the Adviser’s Chief Risk Officer (“CRO”)) to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. Under the Funds’ multi-manager structure, the Adviser is responsible for oversight, including risk management oversight, of the services provided by the Funds’ money managers, and providing reports to the Board with respect to the money managers. In addition to reports and other information received from Fund management and the Adviser regarding the Funds’ investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with representatives of the Funds’ senior management, including its CCO, to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Funds. The Board receives quarterly reports from the CCO and other representatives of the Funds’ senior management which include information regarding risk issues and receives an annual report from the CRO. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee, the Investment Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Funds’ independent public accounting firm to review, among other things, reports on the Funds’ internal controls for financial reporting. The Board believes it is not possible to identify all risks that may affect the Funds; it is not practical or cost-effective to eliminate or mitigate all risks; and it is necessary for the Funds to bear certain risks (such as investment-related risks) to achieve their investment objectives. The processes or controls developed to address risks may be limited in their effectiveness and some risks may be beyond the reasonable control of the Board, the Funds, the Adviser, the Adviser’s affiliates or other service providers. Because the Chairman of the Board and the Chair of each of the Board’s Audit, Investment and Nominating and Governance Committees are Independent Trustees, the manner in which the Board administers its risk oversight efforts is not expected to have any significant impact on the Board’s leadership structure. The Board has determined that its leadership structure, including its role in risk oversight, is appropriate given the characteristics and circumstances of the Funds, including such factors as the number of Funds, the Funds’ share classes, the Funds’ distribution arrangements and the Funds’ manager of manager structure. In addition, the Board believes that its leadership structure facilitates the independent and orderly exercise of its oversight responsibilities. RIC’s Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee’s current responsibilities. The Audit Committee’s primary functions are: (1) to assist Board oversight of (a) the integrity of the Funds’ financial statements, (b) RIC’s compliance with legal and regulatory requirements that relate to financial reporting, as appropriate, (c) the Independent Registered Public Accounting Firm’s qualifications and independence, and (d) the performance of RIC’s Independent Registered Public Accounting Firm; (2) to oversee the preparation of an Audit Committee report as required by the Securities and Exchange Commission to be included in RIC’s Form N-CSR or any proxy statement, as applicable; (3) to oversee RIC’s accounting and financial reporting policies and practices and its internal controls; and (4) to act as a liaison between RIC’s Independent Registered Public Accounting Firm and the full Board. The Audit Committee reviews both the audit and non-audit work of RIC’s Independent Registered Public Accounting Firm, submits a recommendation to the Board as to the selection of the Independent Registered Public Accounting Firm, and pre-approves (i) all audit and non-audit services to be rendered by the Independent Registered Public Accounting Firm for RIC, (ii) all audit services provided to RIMCo, or any affiliate thereof that provides ongoing services to RIC, relating to the operations and financial reporting of RIC, and (iii) all non-audit services relating to the operations and financial reporting of RIC, provided to RIMCo, or any affiliate thereof that provides ongoing services to RIC, by any auditors with an ongoing relationship with RIC. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the auditor’s responsibility to plan and carry out a proper audit. Currently, the Audit Committee members are Messrs. Jack R. Thompson and Jonathan Fine and Ms. Kristianne Blake, each of whom is an Independent Trustee. For the fiscal year ended December 31, 2011, the Audit Committee held four meetings. RIC’s Board of Trustees has adopted and approved a formal written charter for the Investment Committee, which sets forth the Investment Committee’s current responsibilities. The Investment Committee: (1) shall regularly review and monitor the investment strategies and investment performance of the Funds; (2) shall review the kind, scope, and format of, and the time periods covered by, the investment performance data and related reports provided to the Board; (3) may review the investment performance benchmarks and peer groups used in reports delivered to the Board; (4) may review such matters that are related to the investments, investment strategies and investment performance of the Funds as would be considered by the Board as the Committee may deem to be necessary or appropriate; and (5) may meet with any officer of the Trust, or officer or other representative of RIMCo, any subadviser to a fund or other service provider to the Trust. Currently, the Investment Committee members are Messrs. Thaddas L. Alston, Daniel P. Connealy and Raymond P. Tennison, Jr. and Mses. Julie W. Weston and Sandra Cavanaugh. For the fiscal year ended December 31, 2011, the Investment Committee held four meetings.
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RIC’s Board of Trustees has adopted and approved a formal written charter for the Nominating and Governance Committee, which sets forth the Nominating and Governance Committee’s current responsibilities. The primary functions of the Nominating and Governance Committee are to: (1) nominate and evaluate individuals for Trustee membership on the Board, including individuals who are not interested persons of RIC for independent Trustee membership; (2) supervise an annual assessment by the Trustees taking into account such factors as the Committee may deem appropriate; (3) review the composition of the Board; (4) review Independent Trustee compensation; and (5) make nominations for membership on all Board committees and review the responsibilities of each committee. In identifying and evaluating nominees, the Nominating and Governance Committee considers factors it deems relevant which include: whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Board of Trustees of the Trust; whether or not the person has any relationship that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Funds, Fund service providers or their affiliates; whether or not the person serves on boards of, or is otherwise affiliated with, competing organizations or Funds; and the character and integrity of the person and the contribution which the person can make to the Board. The Nominating and Governance Committee does not have a formal diversity policy but it may consider diversity of professional experience, education and skills when evaluating potential nominees. The Committee will not consider nominees recommended by Shareholders of the Funds. Currently, the Nominating and Governance Committee members are Mr. Raymond P. Tennison, Jr. and Mses. Julie W. Weston and Kristianne Blake, each of whom is an independent Trustee. For the fiscal year ended December 31, 2011, the Nominating and Governance Committee held one meeting. RIC paid $942,997 in the aggregate for the fiscal year ended December 31, 2011 to the Trustees who are not officers or employees of RIMCo or its affiliates. Trustees are paid an annual retainer plus meeting attendance and chairperson fees, both at the Board and Committee levels, in addition to any travel and other expenses incurred in attending Board and Committee meetings. RIC’s officers and employees are paid by RIMCo or its affiliates. Each Trustee was selected to join the Board based upon a variety of factors, including, but not limited to, the Trustee’s background, business and professional experience, qualifications and skills. No factor, by itself, has been controlling in the selection evaluations. The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 41 funds, and Russell Investment Funds (“RIF”), which has 10 funds. Each of the trustees is a trustee of both RIC and RIF. The first table provides information for the interested trustees. The second table provides information for the independent trustees. The third table provides information for the trustees emeritus. The fourth table provides information for the officers. Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Mr. Connealy has had experience with other investment companies and their investment advisers first as a partner in the investment management practice of PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies; Mr. Fine has had financial, business and investment experience as a senior executive of a non-profit organization and previously, as a senior executive of a large regional financial services organization with management responsibility for such activities as investments, asset management and securities brokerage; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies, and has been determined by the Board to be an “audit committee financial expert;” and Ms. Weston has had experience as a tax and corporate lawyer, has served as general counsel of several corporations and has served as a director of another investment company. Ms. Cavanaugh has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies. As a senior officer of the Funds, the Adviser and various affiliates of the Adviser providing services to the Funds, Ms. Cavanaugh is in a position to provide the Board with such parties’ perspectives on the management, operations and distribution of the Funds.
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Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEES
#Sandra Cavanaugh Born May 10, 1954 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• President and Chief Executive Officer since 2010 • Trustee since 2010	• Appointed until successor is duly elected and qualified • Until successor is chosen and qualified by Trustees
• President and CEO RIC and RIF
•Chairman of the Board, President and CEO, Russell Financial Services, Inc.
• Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”)
•Chairman of the Board and President, Russell Insurance Agency, Inc. (“RIA”) (insurance agency)
• May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank
•2007 to January 2009, Senior Vice President, National Sales – Retail Distribution, JPMorgan Chase/Washington Mutual, Inc. (investment company)
			• 1997 to 2007, President – WM Funds Distributor & Shareholder Services/WM Financial Services (investment company)	51	None
##Daniel P. Connealy Born June 6, 1946 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2003	• Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. (investment company) • Chairman of the Audit Committee, RIC and RIF from 2005 to 2011	51	None
#	Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.
##	Mr. Connealy is an officer of a broker-dealer that distributes shares of the Funds and is therefore an Interested Trustee.
Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Thaddas L. Alston Born April 7, 1945 1301 Second Avenue, 18th Floor Seattle, WA 98101	•Trustee since 2006 • Chairman of the Investment Committee since 2010	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	51	None
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Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Kristianne Blake Born January 22, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	•Trustee since 2000 • Chairman since 2005	• Appointed until successor is duly elected and qualified • Annual	• Director and Chairman of the Audit Committee, Avista Corp. (electric utilities) •Trustee and Chairman of the Operations Committee, Principal Investor Funds and Principal Variable Contracts Funds (investment company) • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services)	51	• Director, Avista Corp (electric utilities); •Trustee, Principal Investor Funds (investment company); • Trustee, Principal Variable Contracts Funds (investment company)
Jonathan Fine Born July 8, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2004	• Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA (charitable organization)	51	None
Raymond P. Tennison, Jr. Born December 21, 1955 1301 Second Avenue, 18th Floor Seattle, WA 98101	•Trustee since 2000 • Chairman of the Nominating and Governance Committee since 2007	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Vice Chairman of the Board, Simpson Investment Company (paper and forest products) • Until November 2010, President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	51	None
Jack R. Thompson Born March 21, 1949 1301 Second Avenue, 18th Floor Seattle, WA 98101	•Trustee since 2005 • Chairman of the Audit Committee, RIC and RIF since 2012	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• September 2003 to September 2009, Independent Board Chair and Chairman of the Audit Committee, Sparx Asia Funds (investment company) • September 2007 to September 2010, Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company)	51	• Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation until September 2010 (health products company) • Director, Sparx Asia Funds until 2009 (investment company)
Julie W. Weston Born October 2, 1943 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2002	• Appointed until successor is duly elected and qualified	• Retired • Chairperson of the Investment Committee until December 2009	51	None
*	Each Trustee is subject to mandatory retirement at age 72.
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Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
TRUSTEE EMERITUS
*George F. Russell, Jr. Born July 3, 1932 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee Emeritus and Chairman Emeritus since 1999	• Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)) and RIMCo •Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	51	None
*	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.
Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers Born December 16, 1966 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Compliance Officer since 2005	Until removed by Independent Trustees
• Chief Compliance Officer, RIC
•Chief Compliance Officer, RIF
• 2005-2011 Chief Compliance Officer, RIMCo
•Chief Compliance Officer, RFSC
• Chief Compliance Officer, Russell Exchange Traded Funds Trust
Sandra Cavanaugh Born May 10, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	President and Chief Executive Officer since 2010	Until successor is chosen and qualified by Trustees
• President and CEO, RIC and RIF
•Chairman of the Board, Co-President and CEO, Russell Financial Services, Inc.
• Chairman of the Board, President and CEO, RFSC
•Director, RIMCo
• Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))
• May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank
• 2007 to January 2009, Senior Vice President, National Sales – Retail Distribution, JPMorgan Chase/Washington Mutual, Inc.
• 1997 to 2007, President – WM Funds Distributor & Shareholder Services/WM Financial Services
Mark E. Swanson Born November 26, 1963 1301 Second Avenue, 18th Floor Seattle, WA 98101	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees
• Treasurer, Chief Accounting Officer and CFO, RIC and RIF
•Treasurer, Chief Accounting Officer and CFO, Russell Exchange Traded Funds Trust
• Director, Funds Administration, RIMCo, RFSC, RTC and Russell Financial Services, Inc.
• Treasurer and Principal Accounting Officer, SSgA Funds
Peter Gunning Born February 22, 1967 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Investment Officer since 2008	Until removed by Trustees	• Chief Investment Officer, RIC and RIF •Director, FRC • Chairman of the Board, President and CEO, RIMCo • 1996 to 2008 Chief Investment Officer, Russell, Asia Pacific
Mary Beth Rhoden Born April 25, 1969 1301 Second Avenue, 18th Floor Seattle, WA 98101	Secretary since 2010	Until successor is chosen and qualified by Trustees
• 1999 to 2010 Assistant Secretary, RIC and RIF
•Associate General Counsel, FRC
• Secretary, RIMCo, RFSC and Russell Financial Services, Inc.
•Secretary and Chief Legal Officer, RIC and RIF
• Secretary and Chief Legal Officer, Russell Exchange Traded Funds Trust
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Trustee Compensation Table
For The Fiscal Year Ended December 31, 2011
	Aggregate Compensation From RIC	Pension Or Retirement Benefits Accrued As Part Of RIC Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From RIC And Russell Fund Complex Paid To Trustees
Interested Trustee
Sandra Cavanaugh	$0	$0	$0	$0
Daniel P. Connealy	$126,741	$0	$0	$141,500
Independent Trustees		$0	$0
Thaddas L. Alston	$125,790	$0	$0	$140,500
Kristianne Blake	$184,652	$0	$0	$205,500
Jonathan Fine	$114,731	$0	$0	$128,000
Raymond P. Tennison, Jr.	$122,509	$0	$0	$136,500
Jack R. Thompson	$112,231	$0	$0	$125,500
Julie W. Weston	$117,105	$0	$0	$130,500
Trustees Emeritus		$0	$0
George F. Russell, Jr.	$0	$0	$0	$0
Paul E. Anderson*	$39,238	$0	$0	$41,600
*	Effective December 31, 2011, Mr. Anderson’s term as Trustee Emeritus expired.
Equity Securities Beneficially Owned By Trustees
For The Calendar Year Ended December 31, 2011
	Dollar Range Of Equity Securities In Each Fund		Aggregate Dollar Range of Equity Securities in all Registered Investment Companies overseen by Trustees in Russell Fund Complex
INTERESTED TRUSTEE
Sandra Cavanaugh	None	None	None
Daniel P. Connealy	None	None	Over $100,000
INDEPENDENT TRUSTEES
Thaddas L. Alston	None	None	Over $100,000
Kristianne Blake	None	None	Over $100,000
Jonathan Fine	None	None	Over $100,000
Raymond P. Tennison, Jr.	None	None	Over $100,000
Jack R. Thompson	None	None	Over $100,000
Julie W. Weston	None	None	Over $100,000
TRUSTEES EMERITUS
George F. Russell, Jr.	None	None	None
Paul E. Anderson*	None	None	None
*	Effective December 31, 2011, Mr. Anderson’s term as Trustee Emeritus expired.
Operation Of RIC SERVICE PROVIDERS. Most of RIC’s necessary day-to-day operations are performed by separate business organizations under contract to RIC. The principal service providers are:
Money Manager Research Services and Trade Placement Agent	Frank Russell Company
Adviser	Russell Investment Management Company
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Administrator and Transfer and Dividend Disbursing Agent	Russell Fund Services Company
Money Managers for the Underlying Funds	Multiple professional discretionary investment management organizations
Custodian and Portfolio Accountant	State Street Bank and Trust Company
Distributor	Russell Financial Services, Inc.
MONEY MANAGER RESEARCH SERVICES AND TRADE PLACEMENT AGENT. FRC, the corporate parent of RIMCo, was responsible for organizing RIC and provides ongoing money manager research and trade placement services to RIC and RIMCo, as described in the Prospectuses. Neither RIMCo nor RIC compensates FRC for its services. FRC is a diversified financial services company that provides a variety of financial services and products to and through unincorporated divisions and wholly owned subsidiaries. As affiliates, FRC and RIMCo may establish certain intercompany cost allocations that reflect the services supplied to RIMCo. George F. Russell, Jr., Trustee Emeritus and Chairman Emeritus of RIC, is the Chairman Emeritus of FRC. RIMCo is a wholly owned subsidiary of FRC. FRC is a subsidiary of Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of the state of Wisconsin. For clients seeking personal financial security or security for their business or estate, Northwestern Mutual, its subsidiaries and affiliates offer life, disability and long-term care insurance, investment products, advisory services and trust services that address client needs for financial protection, wealth accumulation, estate preservation and asset distribution. ADVISER. RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Funds and Underlying Funds, including developing the investment program for each Fund and Underlying Fund. Because RIMCo’s profitability on the Underlying Funds varies from fund to fund, in determining the allocation of each Fund among the Underlying Funds, RIMCo may have a conflict of interest. It is the policy of RIMCo to manage each Fund and Underlying Fund in the best interests of its shareholders. To this end, RIMCo requires that an investment recommendation by a portfolio manager be reviewed and approved by Russell’s Investment Strategy Committee based on the recommendation’s investment merits. RIMCo selects, subject to the approval of the Underlying Funds’ Board, money managers for the Underlying Funds, allocates Underlying Fund assets among money managers, oversees and evaluates their performance results. All assets of the Funds are allocated to Underlying Funds. The Underlying Funds’ money managers select the individual portfolio securities for the assets of the Underlying Funds assigned to them. RIMCo allocates most, currently at least 80%, of each Underlying Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of each Underlying Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to money managers include an Underlying Fund’s liquidity reserves and assets which may be managed directly by RIMCo to modify the Underlying Fund’s portfolio characteristics as a means to manage the Underlying Fund’s risk factor exposures. RIMCO may also manage portions of a Fund or an Underlying Fund during transitions between money managers. RIMCo, as agent for RIC, pays the money managers’ fees for the Underlying Funds, as a fiduciary for the Underlying Funds, out of the advisory fee paid by the Underlying Funds to RIMCo. The remainder of the advisory fee is retained by RIMCo as compensation for the services described above and to pay expenses. Each of the Funds pays an advisory fee directly to RIMCo, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds. (See the Prospectus for the Funds’ annual advisory percentage rates.) RIMCo is a wholly-owned subsidiary of FRC, a subsidiary of The Northwestern Mutual Life Insurance Company. RIMCo’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101. ADMINISTRATOR. RFSC, with the assistance of RIMCo and FRC, provides the Funds with office space, equipment and the personnel necessary to operate and administer the Funds’ business and to supervise the provision of services by certain third parties such as the custodian.
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Each of the Funds pays an administrative fee directly to RFSC, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds. Services which are administrative in nature are provided by RFSC pursuant to an Administrative Agreement for an annual fee of up to 0.05% of the average daily net asset value of each Fund. The following Funds paid RIMCo the listed advisory fees (gross of reimbursement and/or waivers) for the fiscal year ended December 31, 2011.
Funds	12/31/11
2017 Retirement Distribution Fund - A Shares	$3,573
2017 Retirement Distribution Fund - S Shares	6,511
The following paragraphs list the current waivers for the Funds and those that were in effect since inception. Current Waivers: For the 2017 Retirement Distribution Fund – A Shares, RIMCo has contractually agreed, until April 29, 2013, to waive up to the full amount of its 0.20% advisory fee and then to reimburse the Fund for other direct expenses to the extent that direct expenses exceed 0.52% of the average daily net assets of the Fund on an annual basis. Direct operating expenses do not include extraordinary expenses or the expenses of other investment companies in which the Fund invests, including the Underlying Funds, which are borne indirectly by the Funds. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. For the 2017 Retirement Distribution Fund – S Shares, RIMCo has contractually agreed, until April 29, 2013, to waive up to the full amount of its 0.20% advisory fee and then to reimburse the Fund for other direct expenses to the extent that direct expenses exceed 0.27% of the average daily net assets of the Fund on an annual basis. Direct operating expenses do not include extraordinary expenses or the expenses of other investment companies in which the Fund invests, including the Underlying Funds, which are borne indirectly by the Funds. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Past Waivers: From March 1, 2009 through April 29, 2012, for the 2017 Retirement Distribution Fund-A Shares, RIMCo contractually agreed to waive up to the full amount of each Fund’s 0.20% advisory fee and then to reimburse each Fund for other direct expenses to the extent that direct expenses exceed 0.52% of the average daily net assets of the Fund on an annual basis. From March 1, 2009 through April 29, 2012, for the 2017 Retirement Distribution Fund-S Shares RIMCo contractually agreed to waive up to the full amount of each Fund’s 0.20% advisory fee and then to reimburse each Fund for other direct expenses to the extent that direct expenses exceed 0.27% of the average daily net assets of the Fund on an annual basis. From inception through February 28, 2009, the LifePoints Target Distribution Strategies Funds direct and indirect fund-level operating expenses were capped as set forth below. Direct and indirect fund-level operating expenses did include non-recurring expenses or extraordinary expenses. The 2017 Retirement Distribution Fund – A Shares’ annual direct and indirect fund-level operating expenses were capped at the greater of (a) 1.33% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the then current “Acquired Funds Fees and Expenses” plus 0.25% on an annual basis. The 2017 Retirement Distribution Fund – S Shares’ annual direct and indirect fund-level operating expenses were capped at the greater of (a) 1.15% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the then current “Acquired Funds Fees and Expenses” on an annual basis. For the fiscal year ended December 31, 2011, RIMCo waived and reimbursed fees for the following LifePoints Target Distribution Strategies Funds in the following amounts: 2017 Retirement Distribution Fund- A Shares: $97,032 and 2017 Retirement Distribution Fund- S Shares: $108,386. For the fiscal year ended December 31, 2010, RIMCo waived and reimbursed fees for the following LifePoints Target Distribution Strategies Funds in the following amounts: 2017 Retirement Distribution Fund- A Shares: $87,490; and 2017 Retirement Distribution Fund- S Shares: $108,529. For the fiscal year ended December 31, 2009, RIMCo and RFSC waived and reimbursed fees for the following LifePoints Target Distribution Strategies Funds in the following amounts: 2017 Retirement Distribution Fund – A Shares: $75,518; and 2017 Retirement Distribution Fund – S Shares: $85,796.
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Each of the Funds will indirectly bear their proportionate share of the combined advisory and administrative fees paid by the Underlying Funds in which they invest. The Underlying Funds in which the Funds currently invest paid RIMCo the following advisory fees (gross of reimbursements and/or waivers) for the Underlying Funds’ fiscal years ended October 31, 2011, 2010, and 2009, respectively:
	$ Amount Paid			Annual rate (as a % of average daily net assets)
Underlying Fund	2011	2010	2009	2011	2010	2009
Russell U.S. Core Equity	$22,298,899	$24,910,586	$21,671,839	0.55%	0.55%	0.55%
Russell U.S. Quantitative Equity	16,304,261	21,270,160	20,791,069	0.55%	0.55%	0.55%
Russell U.S. Small Cap Equity	10,823,389	10,421,155	8,572,616	0.70%	0.70%	0.70%
Russell International Developed Markets	34,366,215	31,235,515	25,925,909	0.70%	0.70%	0.70%
Russell Global Equity	25,673,551	15,039,474	7,743,546	0.95%	0.95%	0.95%
Russell Emerging Markets	21,050,811	15,460,798	11,326,789	1.15%	1.15%	1.15%
Russell Global Opportunistic Credit*	7,289,867	353,312	N/A	1.00%	1.00%	N/A
Russell Strategic Bond	37,459,110	37,393,912	31,814,723	0.50%	0.50%	0.50%
Russell Investment Grade Bond	4,067,055	3,568,268	2,517,898	0.25%	0.25%	0.25%
Russell Short Duration Bond	4,301,073	3,443,632	1,984,923	0.45%	0.45%	0.45%
Russell Commodity Strategies**	15,456,023	4,281,573	N/A	1.25%	1.25%	N/A
Russell Global Infrastructure*	9,634,063	442,142	N/A	1.25%	1.25%	N/A
Russell Global Real Estate Securities	13,607,088	14,498,851	10,834,642	0.80%	0.80%	0.80%
Russell Money Market	559,110	1,038,549	8,827,528	0.20%	0.20%	0.20%
*	The Russell Global Infrastructure and Russell Global Opportunistic Credit Funds commenced operations on October 1, 2010.
**	The Russell Commodity Strategies Fund commenced operations on July 1, 2010.
RIMCo and RFSC have contractually agreed to waive and/or reimburse all or a portion of their advisory and administrative fees for certain Underlying Funds. This arrangement is not part of the Advisory Agreement with RIC or the Administrative Agreement and may be changed or discontinued. RIMCo currently calculates its advisory fee based on an Underlying Fund’s average daily net assets. The following paragraphs list the current waivers and those that were in effect during the Underlying Funds’ last three fiscal years for the Underlying Funds. Current Underlying Fund Waivers: For the Russell Short Duration Bond Fund, RIMCo has contractually agreed, until February 28, 2013 to waive 0.05% of its 0.45% advisory fee. This waiver may not be terminated during the relevant period except with Board approval. For the Russell Commodity Strategies Fund, RIMCo has contractually agreed, until February 28, 2013, to waive 0.25% of its 1.25% advisory fee for the Fund. Additionally, the Russell Cayman Commodity Strategies Fund Ltd. (the “Subsidiary”) pays RIMCo an advisory fee and pays RFSC an administrative fee at the annual rates of 1.25% and 0.05%, respectively, of its net assets (collectively, the “Subsidiary Fees”). Until February 28, 2013, RIMCo and RFSC have contractually agreed to waive all or a portion of the advisory fees and the administrative fees paid by the Fund to RIMCo and RFSC, respectively, in an amount equal to the amount of the Subsidiary Fees received by RIMCo, if any. These waivers may not be terminated during the relevant period except with Board approval. For the Russell Global Infrastructure Fund, RIMCo has contractually agreed, until February 28, 2013, to waive 0.25% of its 1.25% advisory fee for the Fund. This waiver may not be terminated during the relevant period except with Board approval. For the Russell Global Opportunistic Credit Fund, RIMCo has contractually agreed, until February 28, 2013, to waive 0.27% of its 1.00% advisory fee. This waiver may not be terminated during the relevant period except with Board approval. For the Russell Money Market Fund, RIMCo has contractually agreed, until February 28, 2013, to waive 0.15% of its 0.20% advisory fee. This waiver may not be terminated during the relevant period except with Board approval. Past Underlying Fund Waivers: For the Russell Strategic Bond Fund, from March 1, 2010 through February 29, 2012, RIMCo contractually agreed to waive 0.01% of its 0.50% advisory fee for the Fund. From March 1, 2009 through February 28, 2010, RIMCo contractually agreed to waive 0.07% of its 0.50% advisory fee for the Fund. RIMCo waived fees in the amount of $5,370,231, $2,233,929 and $749,182 for the fiscal years ended October 31, 2009, 2010 and 2011, respectively. As a result of the waiver, the Fund paid advisory fees of $26,444,492, $35,159,983 and $36,709,928 for the fiscal years ended October 31, 2009, 2010 and 2011, respectively.
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Effective October 1, 2010, for the Russell Short Duration Bond Fund, RIMCo contractually agreed, until February 29, 2012 to waive 0.05% of its 0.45% advisory fee. The total amount of the waivers for the periods ended October 31, 2010 and 2011 were $38,096 and $477,897, respectively. There were no reimbursements for the periods ended October 31, 2010 and 2011. As a result of the waiver, the Fund paid advisory fees of $3,405,536 and $3,823,176 for the fiscal years ended October 31, 2010 and 2011, respectively. For the Russell Commodity Strategies Fund, RIMCo contractually agreed, until February 29, 2012, to waive 0.25% of its 1.25% advisory fee for the Fund. Additionally, Russell Cayman Commodity Strategies Fund Ltd. (the “Subsidiary”) pays RIMCo an advisory fee and pays RFSC an administrative fee at the annual rates of 1.25% and 0.05%, respectively, of its net assets (collectively, the “Subsidiary Fees”). Until February 29, 2012, RIMCo and RFSC contractually agreed to waive all or a portion of the advisory fees and the administrative fees paid by the Fund to RIMCo and RFSC, respectively, in an amount equal to the amount of the Subsidiary Fees received by RIMCo, if any. The total amount of the waivers for the periods ended October 31, 2010 and 2011 were $1,397,975 and $6,230,167, respectively. There were no reimbursements for the periods ended October 31, 2010 and 2011. As a result of the waiver, the Fund paid advisory fees of $2,171,247 and $12,364,742 for the fiscal years ended October 31, 2010 and 2011, respectively. For the Russell Global Infrastructure Fund, RIMCo contractually agreed, until February 29, 2012, to waive 0.25% of its 1.25% advisory fee for the Fund. The total amount of the waivers for the periods ended October 31, 2010 and 2011 were $119,661 and $1,926,813, respectively. There were no reimbursements for the periods ended October 31, 2010 and 2011. As a result of the waiver, the Fund paid advisory fees of $322,481 and $7,707,250 for the fiscal years ended October 31, 2010 and 2011, respectively. For the Russell Global Opportunistic Credit Fund, RIMCo contractually agreed, until February 29, 2012, to waive 0.27% of its 1.00% advisory fee. The total amount of the waivers for the periods ended October 31, 2010 and 2011 were $99,108 and $1,968,275, respectively. There were no reimbursements for the periods ended October 31, 2010 and 2011. As a result of the waiver, the Fund paid advisory fees of $254,204 and $5,321,593 for the fiscal years ended October 31, 2010 and 2011, respectively. For the Russell Money Market Fund, RIMCo contractually agreed to waive through February 29, 2012, 0.15% of its 0.20% advisory fee. RIMCo waived fees in the amounts of $6,824,399, $778,912 and $419,277 for the fiscal years ended October 31, 2009, 2010 and 2011, respectively. As a result of the waiver, the Fund paid advisory fees equal to $2,003,130, $259,637 and $139,833 for the fiscal years ended October 31, 2009, 2010 and 2011, respectively. From its advisory fees, RIMCo, as agent for RIC, pays all fees to the money managers of the Underlying Funds for their investment advisory services. The table in the next section entitled “Money Managers” sets forth the fees paid to money managers of the Underlying Funds. The following table sets forth the net advisory fees retained by RIMCo with respect to the Underlying Funds:
	$ Amount Retained			Annual rate (as a % of average daily net assets)
Underlying Fund	2011	2010	2009	2011	2010	2009
Russell U.S. Core Equity	$14,550,617	$16,116,281	$13,396,937	0.36%	0.36%	0.34%
Russell U.S. Quantitative Equity	10,820,601	14,984,988	14,754,504	0.37%	0.39%	0.39%
Russell U.S. Small Cap Equity	4,770,716	4,750,967	3,698,761	0.31%	0.32%	0.30%
Russell International Developed Markets	20,526,573	18,462,093	14,881,900	0.42%	0.41%	0.40%
Russell Global Equity	16,246,223	9,060,075	4,446,733	0.60%	0.57%	0.55%
Russell Emerging Markets	13,177,254	9,210,156	6,778,209	0.72%	0.69%	0.69%
Russell Global Opportunistic Credit*	4,530,407	143,312	N/A	0.62%	0.46%	N/A
Russell Strategic Bond	30,174,178	29,880,341	24,645,610	0.40%	0.40%	0.39%
Russell Investment Grade Bond	2,786,515	2,462,370	1,630,144	0.17%	0.17%	0.16%
Russell Short Duration Bond	3,446,215	2,789,282	1,539,840	0.36%	0.36%	0.35%
Russell Commodity Strategies**	12,932,465	3,662,357	N/A	1.05%	1.18%	N/A
Russell Global Infrastructure*	7,014,987	442,142	N/A	0.91%	1.25%	N/A
Russell Global Real Estate Securities	8,610,917	10,355,065	7,391,734	0.51%	0.57%	0.55%
Russell Money Market	559,110	1,038,549	8,827,528	0.20%	0.20%	0.20%
*	The Russell Global Infrastructure and Russell Global Opportunistic Credit Funds commenced operations on October 1, 2010.
**	The Russell Commodity Strategies Fund commenced operations on July 1, 2010.
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PORTFOLIO MANAGERS. The RIMCo Managers (RIMCo’s employees who manage the RIC Funds and Underlying Funds, oversee the allocation of Fund assets to the Underlying Funds or the money managers of the Underlying Funds and have primary responsibility for the management of the Funds and Underlying Funds) are compensated by RIMCo with salaries, bonuses (paid in cash), profit sharing contributions and in some cases participation in a long-term incentive plan. Salaries are fixed annually and are driven by the market place. Compensation is not affected by an increase in Fund assets. Bonuses for the RIMCo Managers of the Funds are assessed by senior management based on the following:
  Qualitative measures, such as a RIMCo Manager’s quality of decisions made for the accounts, contributions to client services efforts and improvement of RIMCo’s investment process.
  Quantitative measures (fund performance). RIMCO Managers receive a quantitative performance assessment score for the Funds they manage. The score is predominantly based on 1-year and 3-year measurement horizons. A two year horizon may be used for a Fund that does not have 3 years of performance history. Performance for each Fund is equally assessed relative to the Fund’s index benchmark and relevant peer group. Fund weightings for each RIMCo Manager are determined at the beginning of each yearly assessment period and signed off by the asset class Chief Investment Officer (“CIO”). RIMCo Managers may be responsible for one or more Funds. These Funds and the assessment weighting for each Fund is recorded in a central system at the beginning of the assessment period. Each Fund may have an equal weight, could be asset weighted, could be a combination, or could be a custom set of applicable weights. Importantly, the assessment weighting for each Fund is approved by the asset class CIO at the beginning of the assessment period. The central system tracks the performance of the allocations throughout the assessment period and delivers a score at the end to be used in the RIMCo Manager’s evaluation.
RIMCo Manager evaluations, salary and bonus recommendations are conducted and reviewed by Russell asset class CIOs. Russell’s compensation committee approves salaries and bonuses after the asset class CIOs’ recommendations have been reviewed by the Global Chief Investment Officer. Profit sharing contributions are typically made quarterly and are calculated as a percentage of the RIMCo Manager’s salary. The percentage is fixed and is the same percentage for all RIMCo employees who receive profit sharing contributions. The long-term incentive plan provides key professionals with future cash payments the value of which is tied to FRC’s financial performance. Awards under the long-term incentive plan are based on expected future contribution to the success of FRC. The assessment of expected future contribution is qualitative in nature and is determined by a RIMCo Manager’s manager and approved by senior executives. RIMCo Managers earning over a specified amount of cash compensation (salary plus bonus) are eligible to participate in the deferred compensation plan which allows the RIMCo Manager to elect to defer a portion of her/his cash compensation. Deferred amounts earn the return of an asset allocated mix of RIF Funds selected by the RIMCo Manager. Equity Securities Beneficially Owned By Rimco Managers In The Funds
They Manage For The Fiscal Year Ended December 31, 2011
RIMCo Managers Of The Funds	Dollar Range Of Equity Securities In The Funds Managed By The RIMCo Manager
John Greves	None	2017 Retirement Distribution Fund – A Shares
	None	2017 Retirement Distribution Fund – S Shares
RIMCo Managers typically manage multiple portfolios. These portfolios may include mutual funds, separate accounts, unregistered funds and commingled trusts. Russell’s investment process, which includes money manager selection and proprietary asset allocation, is guided by the principle that all portfolios will be treated in a fair and equitable manner. To adhere to this guiding principle, RIMCo Managers follow a process of constructing portfolios in accordance with regulatory and investment guidelines and then select Underlying Fund money managers or Underlying Funds for the Funds to invest in to fulfill those needs. Specifically, RIMCo Managers make money manager or Underlying Fund selection and allocation decisions for each portfolio based on a variety of factors relevant to that portfolio. The investment process dictates that RIMCo Managers of Underlying Funds utilize Russell’s manager research analysis and manager rankings to assist in selecting the most suitable money manager(s) to meet the unique investment needs of the various portfolios they manage. RIMCo Managers of funds of funds utilize Russell proprietary capital markets research and portfolio strategy analysis to assist in determining the Underlying Funds in which to invest and the asset allocations to the Underlying Funds to meet the unique investment needs of the various funds they manage.
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At the core of Russell’s investment process is a robust oversight and peer review program for money manager selection. for the Underlying Funds and asset allocation for the funds of funds. For RIMCo managers of Underlying Funds it includes the hiring, termination and retention of money managers. For fund of funds asset allocations, this process includes defining a fund’s objective and determining appropriate ways to measure performance. This process is overseen by Russell’s Investment Strategy Committee (ISC) and the asset class CIOs who are responsible for monitoring the portfolio management duties performed within their specific asset class. Occasionally, a particular money manager for an Underlying Fund may restrict the total amount of capacity they will allocate to Russell portfolios. If, however, the total allocation is too small to be shared in a meaningful size across all Russell portfolios or if the money manager restricts the absolute number of assignments they will accept from Russell, it is the RIMCo Manager’s responsibility to determine which portfolios receive the allocation. These allocations are reviewed and approved by the ISC before implementation. In cases where a RIMCo Manager is managing multiple portfolios and must allocate a manager differently across his funds, both the asset class CIO and the ISC must review and ratify the recommendations. Other Accounts Managed By Rimco Managers
And Assets Under Management In The Accounts
As Of December 31, 2011
RIMCo Manager	Number of Registered Investment Companies	Assets Under Management (in millions)	Number of Pooled Investment Vehicles	Assets Under Management (in millions)	Other Types of Accounts	Assets Under Management (in millions)	Asset Total (in millions)
John Greves	5	$ 1,391.9	10	$1,116.6	--	--	$2,508.5
Further information on the RIMCo Managers of the Underlying Funds is available in the Underlying Funds’ Statement of Additional Information. MONEY MANAGERS. The Underlying Funds’ money managers are not affiliates of RIC or RIMCo other than as discretionary managers for a portion of an Underlying Fund’s portfolio. Some money managers (and their affiliates) may effect brokerage transactions for the Underlying Funds (see, “Brokerage Allocations” and “Brokerage Commissions”). Money managers may serve as advisers or discretionary managers for Russell Trust Company, other investment vehicles sponsored or advised by FRC or its affiliates, other consulting clients of FRC, other off-shore vehicles and/or for accounts which have no business relationship with the FRC organization. From its advisory fees received from the Underlying Funds, RIMCo, as agent for RIC, pays all fees to the money managers for their investment selection services. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average for the quarter of all the assets allocated to the money manager. For the Underlying Funds’ fiscal years ended October 31, 2011, 2010, and 2009, fees paid to the money managers of the Underlying Funds were:
	$ Amount Paid			Annual rate (as a % of average daily net assets)
Underlying Fund	2011	2010	2009	2011	2010	2009
Russell U.S. Core Equity	$7,748,282	$8,794,305	$8,274,902	0.19%	0.19%	0.21%
Russell U.S. Quantitative Equity	5,483,660	6,285,172	6,036,565	0.18%	0.16%	0.16%
Russell U.S. Small Cap Equity	6,052,673	5,670,188	4,873,855	0.39%	0.38%	0.40%
Russell International Developed Markets	13,839,642	12,773,422	11,044,009	0.28%	0.29%	0.30%
Russell Global Equity	9,427,328	5,979,399	3,296,813	0.35%	0.38%	0.40%
Russell Emerging Markets	7,873,557	6,250,642	4,548,580	0.43%	0.46%	0.46%
Russell Global Opportunistic Credit*	2,759,460	210,000	N/A	0.38%	0.54%	N/A
Russell Strategic Bond	7,284,932	7,513,571	7,169,113	0.10%	0.10%	0.11%
Russell Investment Grade Bond	1,280,540	1,105,898	887,754	0.08%	0.08%	0.09%
Russell Short Duration Bond	854,858	654,350	445,083	0.09%	0.09%	0.10%
Russell Commodity Strategies**	2,523,558	619,216	N/A	0.20%	0.07%	N/A
Russell Global Infrastructure*	2,619,076	--	N/A	0.34%	--	N/A
Russell Global Real Estate Securities	4,996,171	4,143,786	3,442,908	0.29%	0.23%	0.25%
*	The Russell Global Infrastructure and Russell Global Opportunistic Credit Funds commenced operations on October 1, 2010.
**	The Russell Commodity Strategies Fund commenced operations on July 1, 2010.
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Each money manager has agreed that it will look only to RIMCo for the payment of the money manager’s fee, after RIC has paid RIMCo. Fees paid to the money managers are not affected by any voluntary or statutory expense limitations. Some money managers may benefit as a result of brokerage commissions received by their broker-dealer affiliates that execute portfolio transactions for the Funds. DISTRIBUTOR. Russell Financial Services, Inc. (the “Distributor”) serves as the distributor of RIC Shares. The Distributor receives no compensation from RIC for its services other than Rule 12b-1 compensation and shareholder services compensation for certain classes of Shares pursuant to RIC’s Rule 12b-1 Distribution Plan and Shareholder Services Plan, respectively. The Distributor distributes shares of the Funds continuously, but reserves the right to suspend or discontinue distribution on that basis. The Distributor is not obligated to sell any specific amount of Fund shares. The Distributor is a wholly owned subsidiary of RIMCo and its mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101. CUSTODIAN AND PORTFOLIO ACCOUNTANT. State Street Bank and Trust Company (“State Street”) serves as the custodian and fund accountant for RIC. As custodian, State Street is responsible for the safekeeping of the Funds’ and Underlying Funds’ assets and the appointment of any subcustodian banks and clearing agencies. State Street also provides basic portfolio recordkeeping required for each of the Underlying Funds for regulatory and financial reporting purposes. The mailing address for State Street Bank and Trust Company is: 1200 Crown Colony Drive, Crown Colony Office Park, CC1-5th Floor North, Quincy, MA 02169. TRANSFER AND DIVIDEND DISBURSING AGENT. RFSC serves as transfer and dividend disbursing agent for RIC. For this service, RFSC is paid a fee for transfer agency and dividend disbursing services provided to RIC. RFSC retains a portion of this fee for its services provided to RIC and pays the balance to unaffiliated agents who assist in providing these services. RFSC’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101. ORDER PLACEMENT DESIGNEES. Russell Financial Services, Inc. or its affiliates have authorized certain Financial Intermediaries to accept on its behalf purchase and redemption orders for RIC Shares. Certain Financial Intermediaries are authorized, subject to approval of the Distributor, to designate other intermediaries to accept purchase and redemption orders on RIC’s behalf. With respect to those intermediaries, RIC will be deemed to have received a purchase or redemption order at the time such a Financial Intermediary or, if applicable, an authorized designee, accepts the order. The customer orders will be priced at the applicable Fund’s net asset value next computed after they are accepted by such a Financial Intermediary or an authorized designee, provided that Financial Intermediary or an authorized designee timely transmits the customer order to RIC. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP serves as the Independent Registered Public Accounting Firm of RIC. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights of the Funds and Underlying Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board and a review of federal tax returns. The mailing address of PricewaterhouseCoopers LLP is 1420 Fifth Avenue, Suite 1900, Seattle, WA 98101. CODES OF ETHICS. RIC, RIMCo, Russell Financial Services, Inc. and each money manager have each adopted a code of ethics which complies in all material respects with applicable law and which is intended to protect the interests of each Underlying Fund’s shareholders. The codes of ethics are designed to prevent affiliated persons of RIC, RIMCo, Russell Financial Services, Inc. and the money managers from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Underlying Funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics generally permit investment personnel to trade securities for their own account, including securities that may be purchased or held by an Underlying Fund, subject to restrictions on personal securities trading specified in the applicable code of ethics. Each code of ethics has been filed with the SEC and may be viewed by the public. Because each money manager is an entity not affiliated with RIC or RIMCo, RIMCo relies on each money manager to monitor the personal trading activities of the money manager’s personnel in accordance with that money manager’s code of ethics. Each money manager provides RIMCo with a quarterly certification of the money manager’s compliance with its code of ethics and a report of any significant violations of its code.
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PLAN PURSUANT TO RULE 18f-3. Securities and Exchange Commission (the “SEC”) Rule 18f-3 under the 1940 Act, permits a registered open-end investment company to issue multiple classes of Shares in accordance with a written plan approved by the investment company’s board of trustees that is filed with the SEC. For purposes of this Statement of Additional Information, each Fund that issues multiple classes of Shares is referred to as a “Multiple Class Fund.” The key features of the Rule 18f-3 plan are as follows: Shares of each class of a Multiple Class Fund represent an equal pro rata interest in the underlying assets of that Fund, and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class of Shares offered in connection with a Rule 12b-1 plan may bear certain fees under its respective Rule 12b-1 plan and may have exclusive voting rights on matters pertaining to that plan and any related agreements; (2) each class of Shares may contain a conversion feature; (3) each class of Shares may bear differing amounts of certain class expenses; (4) different policies may be established with respect to the payment of distributions on the classes of Shares of a Multiple Class Fund to equalize the net asset values of the classes or, in the absence of such policies, the net asset value per share of the different classes may differ at certain times; (5) each class of Shares of a Multiple Class Fund may have different exchange privileges from another class; (6) each class of Shares of a Multiple Class Fund may have a different class designation from another class of that Fund; and (7) each class of Shares offered in connection with a shareholder servicing plan would bear certain fees under its respective plan. Although each of the LifePoints Target Distribution Strategies Funds offers only one class of shares, those Funds are subject to the Rule 18f-3 Plan as the Rule 18f-3 Plan sets forth the rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions of each such class. DISTRIBUTION PLANS. Under the 1940 Act, the SEC has adopted Rule 12b-1, which regulates the circumstances under which mutual funds may, directly or indirectly, bear distribution expenses. Rule 12b-1 provides that mutual funds may pay for such expenses only pursuant to a plan adopted in accordance with Rule 12b-1. Each Fund has adopted a distribution plan (the “Distribution Plan”) in accordance with the Rule. In adopting the Distribution Plan for each Fund, a majority of the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of RIC and who have no direct or indirect financial interest in the operation of any Distribution Plan or in any agreements entered into in connection with any Distribution Plan (the “Independent Trustees”), have concluded, in conformity with the requirements of the 1940 Act, that there is a reasonable likelihood that the Distribution Plan will benefit each respective Fund and its shareholders. In connection with the Trustees’ consideration of whether to adopt the Distribution Plan for each Fund, the Distributor, as the Funds’ principal underwriter, represented to the Trustees that the Distributor believed that the Distribution Plan was expected to result in increased sales and asset retention for those Funds by enabling those Funds to reach and retain more investors and Financial Intermediaries (such as brokers, banks, financial planners, investment advisers and other financial institutions), although it is impossible to know for certain, in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a particular Fund would have. For each Fund offering Class A Shares, the 12b-1 fees may be used to compensate (a) Selling Agents (as defined below) for sales support services provided, and related expenses incurred with respect to Class A Shares, by such Selling Agents, and (b) the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate Selling Agents for providing support services. The Distribution Plan is a compensation-type plan. As such, RIC makes no distribution payments to the Distributor with respect to Class A Shares except as described above. Therefore, RIC does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from RIC, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor’s overhead expenses. However, the Distributor may be able to recover such amount or may earn a profit from future payments made by RIC under the Distribution Plan. For each Fund offering Class A Shares, the Distribution Plan provides that each Fund may spend annually, directly or indirectly, up to 0.75% of the average daily net asset value of its Class A Shares for any activities or expenses primarily intended to result in the sale of Class A Shares of such Fund. Such payments by RIC will be calculated daily and paid as billed. Any amendment to increase materially the costs that Shares may bear for distribution pursuant to the Distribution Plan shall be effective upon a vote of the holders of the affected Class of the lesser of (a) more than fifty percent (50%) of the outstanding Shares of the affected Class of a Fund or (b) sixty-seven percent (67%) or more of the Shares of the affected Class of a Fund present at a shareholders’ meeting, if the holders of more than 50% of the outstanding Shares of the affected Class of such Fund are present or represented by proxy (a “1940 Act Vote”) and a vote of the Trustees, including a majority of the Independent Trustees. For the Funds, the Distribution Plan does not provide for those Funds to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures are incurred, must be made
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to the Trustees for their review. To remain in effect, the Distribution Plan must be approved annually by a vote of the Trustees, including a majority of the Independent Trustees. Also, any material amendments must be approved by a vote of the Trustees, including a majority of the Independent Trustees. While the Distribution Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees. For each Fund, the Distribution Plan is terminable without penalty at any time by (a) a vote of a majority of the Independent Trustees, or (b) a vote of the holders of the lesser of (i) more than fifty percent (50%) of the outstanding Shares of the affected Class of a Fund or (ii) a 1940 Act Vote. Selling Agent Agreements Under the Distribution Plan, the Distributor may also enter into agreements (“Selling Agent Agreements”) with Financial Intermediaries to provide sales support services with respect to Fund Shares held by or for the customers of the Financial Intermediaries. Financial Intermediaries that have entered into Selling Agent Agreements are referred to in this Statement as “Selling Agents.” Under the Distribution Plan, the following Fund’s Class A Shares accrued expenses in the following amounts, payable as compensation to the Distributor, for the fiscal years ended December 31, 2011, 2010, and 2009 (these amounts were for compensation to dealers):
Fund	Class A 12/31/2011	Class A 12/31/2010	Class A 12/31/2009
2017 Retirement Distribution Fund - A Shares	$4,466	$4,140	$2,521
UNDERLYING FUND EXPENSES. The Underlying Funds will pay all their expenses other than those expressly assumed by RIMCo and RFSC. The principal expenses of the Underlying Funds are the annual advisory fee and the annual administrative fee, payable to RIMCo and RFSC, respectively. The Underlying Funds’ other expenses include: fees for independent accountants, legal, transfer agent, registrar, custodian, dividend disbursement, portfolio and shareholder recordkeeping services, and maintenance of tax records; state taxes; brokerage fees and commissions; insurance premiums; association membership dues; fees for filing of reports and registering Shares with regulatory bodies; and such extraordinary expenses as may arise, such as federal taxes and expenses incurred in connection with litigation proceedings and claims and the legal obligations of RIC to indemnify the Trustees, officers, employees, shareholders, distributors and agents with respect thereto. Whenever an expense can be attributed to a particular Underlying Fund, the expense is charged to that Underlying Fund. Other common expenses are allocated among the Underlying Funds based primarily upon their relative net assets. FUND OPERATING EXPENSES. As a shareholder of the Underlying Funds, each Fund indirectly bears its pro rata share of the advisory fees charged to, and expenses of operating, the Underlying Funds in which it invests. RIMCo and RFSC have agreed to waive certain of their fees and reimburse the Funds for certain operating expenses other than Rule 12b-1 distribution fees, shareholder servicing fees, non-recurring expenses and extraordinary expenses.  The agreement to waive and reimburse expenses extends through April 29, 2013 and may be renewed thereafter. If this arrangement is discontinued, Fund expenses may increase. PURCHASE, EXCHANGE AND REDEMPTION OF FUND SHARES. As described in the Prospectuses, each of the Funds offers only one class of Shares. Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights. Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) payments pursuant to the distribution plan or shareholder services plan for that specific class, (ii) transfer agency fees attributable to a specific class of shares, (iii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iv) SEC and state securities registration fees incurred by a specific class, (v) the expense of administrative personnel and
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services required to support the shareholders of a specific class of shares, (vi) litigation or other legal expenses relating to a specific class of shares, (vii) audit or accounting expenses relating to a specific class of shares, (viii) the expense of holding meetings solely for shareholders of a specific class and (ix) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares. The 2017 Retirement Distribution Fund – A Shares offers only one class of Shares, Class A Shares. The 2017 Retirement Distribution Fund – S Shares offers only one class of Shares, Class S Shares. Class A Shares of the 2017 Retirement Distribution Fund – A Shares (the “Class A Fund”) Class A Shares are sold at offering price, which is the net asset value plus a front-end sales charge as follows. The Class A Fund receives the entire net asset value of all Class A Shares that are sold. The Distributor receives the full applicable sales charge from which it pays the broker/dealer commission shown in the table below.
Amount of your investment	Front-end sales charge as a % of offering price	Front-end sales charge as a % of net amount invested	Broker/Dealer commission as a % of offering price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.60%
$1,000,000 or more	--0--	--0--	up to 1.00%
Investments of $1,000,000 or more. You do not pay a front-end sales charge when you buy $1,000,000 or more of shares of RIC Funds. However, if your Financial Intermediary was paid a commission by the Funds’ Distributor on those Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of 1.00%. The Funds’ distributor keeps a portion of the front-end sales charge imposed on Class A Shares. Financial Intermediaries receive the remaining amount of the front-end sales charge imposed on Class A Shares and may be deemed to be underwriters of the relevant Fund as defined in the Securities Act of 1933. Financial Intermediaries that sell Class A Shares may also receive the distribution fee payable under the Funds’ distribution plan at an annual rate of up to 0.75% (presently limited to 0.25%) of the average daily net assets represented by the Class A Shares sold by them. Commissions are paid to Financial Intermediaries on Class A Share purchases by a single shareholder which are not subject to a front-end sales charge at the following rates: 1.00% on purchase up to $4 million, 0.50% on purchases over $4 million to $10 million and 0.25% on purchases over $10 million. Commissions are paid based on cumulative purchases by a shareholder over time, not on purchases made during a calendar year. Sales Charge Waivers and Reductions Please see the Class A Fund’s prospectus for information about sales charge waivers and reductions, including front-end sales charge waivers, cumulative purchase discounts, accumulation privileges, letters of intent, reinstatement privileges, exchange privileges, and deferred sales charge waivers. Class S Shares of the 2017 Retirement Distribution Fund - S Shares (the “Class S Fund”)
 Financial Intermediaries will receive no distribution fees for Class S Shares.
Class S Shares of the Fund may only be purchased by:
(1)	clients of Financial Intermediaries who charge an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for their services for the shareholder account in which the Class S Shares are held or clients of Financial Intermediaries where the Financial Intermediary would typically charge such a fee but has determined to waive its fee in a particular instance as the result of a potential conflict of interest;
(2)	employee benefit and other plans, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, HSAs (Health Savings Accounts), profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans that consolidate and hold all Fund Shares in plan level or omnibus accounts on behalf of participants. SEPs, SIMPLE-IRA and individual 403(b) Plans are not considered plans for purposes of this paragraph;
(3)	clients of Financial Intermediaries who are members of Russell Investments;
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(4)	individuals pursuant to employee investment programs of Russell or its affiliates; or
(5)	current and retired registered representatives of broker-dealers having sales agreements with the Funds’ Distributor to sell such Class S Shares and current spouses or the equivalent thereof, children, step-children (with respect to current union only), parents, step-parents or parents-in-law of such registered representative or to a family trust in the name of such registered representative.
The Fund generally does not have the ability to enforce these limitations on access to Class S Shares. It is the sole responsibility of each Financial Intermediary to ensure that it only makes Class S Shares available to those categories of investors listed above that qualify for access to Class S Shares. However, the Fund will not knowingly sell Class S Shares to any investor not meeting one of the foregoing criteria. Minimum Initial Investment Requirements There is currently no required minimum initial investment for Shares of the Funds. However, each Fund reserves the right to close any account whose balance falls below $1,000. Uncashed Checks Please make sure you promptly cash checks issued to you by the Funds. If you do not cash a dividend, distribution, or redemption check, the Funds will act to protect themselves and you. This may include restricting certain activities in your account until the Funds are sure that they have a valid address for you. After 180 days, the Funds will no longer honor the issued check and, after attempts to locate you, the Funds will follow governing escheatment regulations in disposition of check proceeds. No interest will accrue on amounts represented by uncashed checks. VALUATION OF FUND SHARES. The net asset value per share of each Class of Shares is calculated separately for each Fund Class on each business day on which Shares are offered or orders to redeem are tendered. A business day is one on which the New York Stock Exchange (“NYSE”) is open for regular trading. Currently, the NYSE is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share is computed for each class of Shares of a Fund by dividing the current value of the Fund’s assets attributable to each class of Shares, less liabilities attributable to that class of Shares, by the number of each individual class of Shares of the Fund outstanding, and rounding to the nearest cent. PRICING OF SECURITIES. The Shares of the Underlying Funds held by each Fund are valued at their net asset value. The Underlying Funds may value certain securities for which market quotations are not readily available at “fair value,” as determined in good faith pursuant to procedures established by the Board of Trustees and delegated to RFSC to administer. Market quotations for non-U.S. securities, either individually or collectively, may not be considered to be readily available if a significant event, including but not limited to an increase or decrease in U.S. market indices meeting standards of significance specified in the procedures established by the Board (which standards of significance are subject to change), occurs after the close of the non-U.S. markets on which such securities are traded. If you hold Shares in a Fund that invests in these Underlying Funds which hold portfolio securities listed primarily on non-U.S. exchanges, the net asset value of that Fund’s Shares may change on a day when you will not be able to purchase or redeem that Fund’s Shares. This is because the value of those Underlying Funds’ portfolio securities may change on weekends or other days when the Fund does not price its Shares. PORTFOLIO TURNOVER RATES OF THE FUNDS. The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of Underlying Fund Shares for the particular year, by the monthly average value of the Underlying Fund Shares owned by the Fund during the year. The Funds will purchase or sell Underlying Fund Shares to: (i) accommodate purchases and sales of each Fund’s Shares; (ii) change the percentages of each Fund’s assets invested in each of the Underlying Funds in response to market conditions; and (iii) maintain or modify the allocation of each Fund’s assets among the Underlying Funds generally within the percentage limits described in the Prospectus. The dynamic asset allocation of the Funds may lead to higher portfolio turnover rates for the Funds. However, because the Funds are only exchanging shares of the Underlying Funds, the Funds will not incur brokerage commissions or transaction costs and therefore will not reduce the Funds’ performance.
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The portfolio turnover rates for the fiscal years ended December 31, 2011 and 2010 were:
Funds	12/31/11	12/31/10
2017 Retirement Distribution Fund - A Shares	139%	261%
2017 Retirement Distribution Fund - S Shares	147	254
PORTFOLIO TRANSACTION POLICIES AND TURNOVER RATES OF THE UNDERLYING FUNDS. Decisions to buy and sell securities for the Underlying Funds are made by the money managers for the assets assigned to them, and by RIMCo or the money manager for the Underlying Funds’ cash reserves. The Underlying Funds may sell securities for a variety of reasons, including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Underlying Funds may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund. The portfolio turnover rates for certain multi-manager Underlying Funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager. The money managers make decisions to buy and sell securities independently from other money managers. Thus, one money manager could decide to sell a security when another money manager for the same Underlying Fund (or for another series of RIC or RIF) decides to purchase the same security. In addition, when a money manager’s services are terminated and another retained, the new manager may significantly restructure the portfolio. These practices may increase the Underlying Funds’ portfolio turnover rates, realization of gains or losses, brokerage commissions and other transaction based costs. The portfolio turnover rates for the fiscal years ended October 31, 2011 and 2010 were:
Funds	10/31/11	10/31/10
Russell U.S. Core Equity	90%	97%
Russell U.S. Quantitative Equity	142	102
Russell U.S. Small Cap Equity	111	99
Russell International Developed Markets	74	91
Russell Global Equity	83	74
Russell Emerging Markets	73	67
Russell Global Opportunistic Credit*	126	4
Russell Strategic Bond	233	206
Russell Investment Grade Bond	187	157
Russell Short Duration Bond	339	195
Russell Commodity Strategies**	123	11
Russell Global Infrastructure*	145	8
Russell Global Real Estate Securities	69	141
*	The Russell Global Infrastructure and Russell Global Opportunistic Credit Funds commenced operations on October 1, 2010.
**	The Russell Commodity Strategies Fund commenced operations on July 1, 2010.
A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to an Underlying Fund’s portfolio securities (see “Taxes”). DISCLOSURE OF PORTFOLIO HOLDINGS. The Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. These portfolio holdings disclosure policies have been approved by the Board of Trustees. Disclosures of portfolio holdings information may only be made pursuant to these Board-approved policies and procedures. Disclosure of a Fund’s portfolio holdings may only occur if such disclosure is consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Fund and its adviser. Disclosure is permissible only when a Fund, as determined by the Board of Trustees or Chief Compliance Officer, has legitimate business purposes for such disclosure and the recipients are subject to a written confidentiality agreement, which includes a duty not to trade on non-public information. Public Disclosures of Portfolio Holdings Information Disclosure of a Fund’s complete holdings as of the end of each fiscal quarter is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at
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www.sec.gov. The Funds will also make these reports available on their website, www.russell.com.  Disclosure of a Fund’s complete portfolio holdings will be available on the Funds’ website following each month end. Such disclosure will be available no later than 60 calendar days following each month end. Disclosure of a Fund’s top ten portfolio holdings as of the last day of each month will be available on the Funds’ website no later than 15 calendar days after each month end. Upon the occurrence of an unexpected, out of the ordinary event with respect to one or more portfolio holdings or the market as a whole, RIMCo may, consistent with the statement of policy set forth above and with the prior approval of the Chief Compliance Officer, prepare and make available on the Funds’ website a statement relating to such event which may include information regarding the LifePoints Target Distribution Strategies Funds’ portfolio holdings. Portfolio managers and other senior officers or spokespersons of the Funds may disclose or confirm the ownership of any individual portfolio holdings position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the portfolio holdings disclosure policies. Non-Public Disclosures of Portfolio Holdings Information RIMCo and the money managers may periodically distribute lists of applicable investments held by the Funds for the purpose of facilitating management of the Funds’ portfolios and receipt of relevant research. Mellon Analytical Solutions, FactSet Research Systems Inc., Vestek, Advent Software, Inc., Brown Brothers Harriman, Pace, Interactive Data Corporation and Electra Information Systems provide such services to RIMCo and the money managers and as such may receive monthly, weekly and daily portfolio holdings. RIMCo and the money managers may periodically distribute a list of the issuers and securities which are covered by their respective research departments as of a particular date, but in no case will such a list identify an issuer’s securities as either currently held or anticipated to be held by the Funds or identify Fund position sizes. In addition, the Funds’ custodian generates daily portfolio holdings information in connection with its services to the Funds. Confluence Technologies, Inc. (“CTI”), Glass Lewis & Co. (“Glass Lewis”) and Risk Metrics Group, Inc. (“RiskMetrics”) provide performance reporting services and proxy voting and class action registration services to RIMCo, respectively. CTI, Glass Lewis and RiskMetrics receive daily portfolio holdings information in connection with their services to RIMCo. Such service providers must keep the portfolio holdings information confidential and cannot trade based on the non-public information. There is no lag between the date of such portfolio holdings information and the date on which the information is disclosed to the service providers. From time to time rating and ranking organizations such as iMoneyNet, Crane Data LLC, Standard & Poor’s, Moody’s, Morningstar, Inc. and Lipper Analytical Services may request complete portfolio holdings information in connection with rating the Funds. In order to facilitate the review of the Funds by these rating agencies, the Funds may distribute (or authorize their service providers to distribute) portfolio holdings information to such ratings agencies before their public disclosure is required or authorized, provided that (a) the recipient does not distribute the information or results of analyses to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds’ shares before the information or results of analyses become public information and (b) the recipient is subject to a confidentiality agreement, which includes a duty not to trade on non-public information. No compensation or other consideration is paid to the Funds, RIMCo or the money managers for any non–public disclosure of portfolio holdings information. Administration of the Portfolio Holdings Disclosure Policies The Chief Compliance Officer will exercise oversight of disclosures of the Funds’ portfolio holdings. It is the duty of the Chief Compliance Officer or her designee to ensure that all disclosures of the portfolio holdings of a Fund are in the best interests of such Fund’s shareholders. It is the responsibility of each business unit with access to portfolio holdings, including RFSC Fund Administration and RIMCo’s Investment Management and Research Division, to inform the Chief Compliance Officer of any third parties receiving portfolio holdings information which has not previously been disclosed. The Chief Compliance Officer is also responsible for monitoring for conflicts of interest between the interests of Fund shareholders and the interests of the Funds’ investment adviser, principal underwriter, or any affiliated person of the Funds, their investment adviser or their principal underwriter. Every violation of the portfolio holdings disclosure policies must be reported to the Funds’ Chief Compliance Officer. If the Chief Compliance Officer deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, the violation will be reported to the Funds’ Board of Trustees, as required by Rule 38a-1. The Chief Compliance Officer also has the discretion to report other compliance matters arising under the portfolio holdings disclosure policies to the Board of Trustees.
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Disclosure of the Funds’ portfolio holdings made in accordance with these procedures is authorized by the Funds’ Board of Trustees. The portfolio holdings disclosure policies may not be waived, and exceptions may not be made, without the consent of the Funds’ Board of Trustees; provided, however that waivers or exceptions in connection with operational or administrative functions may be made with the prior consent of the Chief Compliance Officer. All such waivers and exceptions by the Chief Compliance Officer will be disclosed to the Board of Trustees no later than its next regularly scheduled quarterly meeting. PROXY VOTING POLICIES AND PROCEDURES. The Board has delegated to RIMCo, as RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds and Underlying Funds may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). RIMCo has also hired a third party service provider to serve as proxy administrator (“Administrator”), although RIMCo (whether acting directly or through the Committee) retains final authority with respect to proxy voting. The P&P are designed to ensure that proxy voting decisions are made in accordance with the best interests of RIMCo’s clients and to enable the Committee to resolve any material conflicts of interest between the Funds or Underlying Funds on the one hand, and RIMCo or its affiliates, on the other, before voting proxies with respect to a matter in which such a conflict may be present. In order to assure that proxies are voted in accordance with the best interests of clients at all times, the P&P authorize votes to be cast in accordance with the Guidelines and delegate to the Administrator responsibility for performing research and making recommendations in accordance with the Guidelines. Conflicts are addressed in the P&P by requiring the implementation of a process requiring additional diligence and documentation if ballots are not voted in accordance with the Guidelines or pursuant to the recommendation of the Proxy Administrator. The Guidelines address matters that are commonly submitted to shareholders of a company for voting, including, but not limited to, issues relating to corporate governance, auditors, the board of directors, capital structure, executive and director compensation, and mergers and corporate restructurings. Subject to the supervision and oversight of the Committee, and the authority of the Committee to intervene with respect to a particular proxy matter, the Administrator is obligated to vote all proxies as set forth in the Guidelines. The following are examples of certain types of issues that are covered in the Guidelines and how the proxies are generally voted.
  Proxies will generally be voted for routine agenda items such as the opening of the shareholder meeting; the presence of quorum; regulatory filings; the designation of inspector or shareholder representatives of minutes of meeting; the allowance of questions; the publication of minutes; and the closing of the shareholder meeting.
  In connection with director and officer indemnification and liability protection, proxies will generally be voted: against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care or for proposals that expand protection beyond the standards set forth by Delaware law; against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts that are more serious violations of fiduciary obligations than mere carelessness; and for proposals that would provide indemnification for an Italian company’s internal auditors or expanded indemnification where a director’s or officer’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company.
  In certain corporate governance matters, proxies will generally be voted: for proposals seeking to amend a company’s articles of association, procedures, processes and/or other company documents unless the Administrator recommends a vote against such matter, in which case such vote will be determined on a case-by-case basis; for mergers and acquisitions proposals unless the Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; for corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, asset sales and creation of holding companies, unless the Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; against proposals to classify the board; for shareholder proposals that ask a company to submit its poison pill for shareholder ratification unless the Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; and against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
  In regards to changes to a company’s capital structure, proxies are generally voted against proposals that seek to increase the authorized common or preferred stock by twice the present limit, unless the increase is in connection
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  with a stock split or merger that was voted in favor of; against proposals to create preferred stock, unless the Administrator recommends a vote for, in which case such vote will be determined on a case-by-case basis; if the company does not have any preferred shares outstanding, proxies will generally be voted against the requested authorization.
  Generally, proxies are voted for executive and director stock option plans unless the Administrator recommends a vote against such matter, in which case additional criteria specified in the Guidelines will apply and such vote may be determined on a case-by-case basis.
  In connection with social and environmental matters, proxies will generally be voted for management social, political or environmental proposals unless the Administrator recommends a vote against such matter, in which case such vote will be determined on a case-by-case basis. However, in regards to shareholder social, political, nuclear safety, land use, ecological or environmental proposals, proxies may be assessed on a case-by-case basis.
Where a voting matter is not specifically addressed in the Guidelines or there is a question as to the outcome, the Administrator is obligated to request additional direction from the Committee. The Administrator is obligated to maintain records of all votes received, all votes cast and other relevant information. To the extent that any shares of an Underlying Fund are owned directly by any other Fund, those shares will be voted directly by the Fund in the same proportion as all other votes received from the other holders of such Underlying Fund’s shares. Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, at http://www.russell.com and on the SEC’s website at http://www.sec.gov. BROKERAGE ALLOCATIONS. Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is made either by the money manager of the Underlying Fund or by RIMCo. RIC’s arrangements with RIMCo and the money managers provide that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek best execution. The factors that may be considered in assessing the best execution available for any transaction include the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, the reasonableness of the commission, if any, and the value of research services (as that term is defined in Section 28(e) of the Securities Exchange Act of 1934). In assessing whether the best overall terms have been obtained, RIMCo and the money managers are not obligated to select the broker offering the lowest commission. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with RIC’s procedures adopted in accordance with Rule 17e-1 of the 1940 Act. In the case of securities traded in the over-the-counter market and depending on where the money manager or RIMCo believes best execution is available, portfolio transactions may be effected either (1) on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or (2) on a principal basis at net prices, which include compensation to the broker-dealer in the form of a mark-up or mark-down without commission. A money manager may effect portfolio transactions for the segment of an Underlying Fund’s portfolio assigned to the money manager with a broker-dealer affiliated with RIMCo or the money manager, as well as with brokers affiliated with other money managers. The Underlying Funds effect certain transactions through Russell Implementation Services, Inc. (“RIS”) and its global network of unaffiliated correspondent brokers. RIS is a registered broker and investment adviser and an affiliate of RIMCo. Trades placed through RIS and its correspondents are made (i) to manage trading associated with changes in managers, rebalancing across existing managers, cash flows and other portfolio transitions for the Underlying Funds or (ii) to execute portfolio securities transactions for the portion of each Fund’s assets that RIMCo determines not to allocate to money managers, including assets RIMCo may manage to manage risk in an Underlying Fund’s investment portfolio and for each Fund’s cash reserves. The Underlying Funds will effect transactions through Recapture Services, a division of BNY ConvergEX Execution Solutions LLC (“Recapture Services”) and its global network of unaffiliated correspondent brokers. Trades placed through Recapture Services and its correspondents are used (i) to obtain research services for RIMCo to assist RIMCo in its investment decision-making process in its capacity as Advisor to the Funds or (ii) to generate commission rebates to the Underlying Funds on whose behalf the trades were made. For purposes of trading to obtain research services for RIMCo or to generate commission rebates to the Underlying Funds, the Underlying Funds’ money managers are requested to, and RIMCo may with respect to transactions it places, effect transactions with or through Recapture Services and its correspondents or other brokers
23

only to the extent that the money managers or RIMCo believe that the Underlying Funds will receive best execution. In addition, RIMCo recommends targets for the amount of trading that money managers direct though Recapture Services based upon several factors including asset class and investment style, among others. Research services provided to RIMCo by Recapture Services or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will generally be obtained from unaffiliated third parties at market rates, which may be included in commission costs. Research provided to RIMCo may benefit the particular Underlying Funds generating the trading activity and may also benefit other Funds within RIC and other funds and clients managed or advised by RIMCo or its affiliates. Similarly, the Underlying Funds may benefit from research provided with respect to trading by those other funds and clients. Decisions concerning the acquisition of research services by RIMCo are approved and monitored by a FRC Soft Commission Committee (“SCC”), which consists principally of employees in research and investment management roles. The SCC acts as an oversight body with respect to purchases of research services acquired by RIMCo using soft commissions generated by funds managed by FRC affiliates, including the Underlying Funds. Recapture Services or other brokers may also rebate to the Underlying Funds a portion of commissions earned on certain trading by the Underlying Funds through Recapture Services and its correspondents in the form of commission recapture. Commission recapture is paid solely to those Underlying Funds generating the applicable commission. Commission recapture is generated on the instructions of the SCC once RIMCo’s research needs have been met. Recapture Services retains a portion of all commissions generated, regardless of whether the trades were used to provide research services to RIMCo or commission recapture to the Underlying Funds. Trades through Recapture Services and its correspondents for transition services and manager funding (i.e., brokerage arrangements designed to reduce costs and optimize performance during the transition of Underlying Fund assets upon the hiring, termination or additional funding of a money manager) are at ordinary and customary commission rates and do not result in commission rebates or accrued credits for the procurement of research related services. Additionally, a money manager may independently effect transactions through Recapture Services and its correspondents or a broker affiliated with the money manager or another broker to obtain research services for its own use. Research services provided to a money manager may benefit the Underlying Fund generating the trading activity but may also benefit other funds and clients managed or advised by the money manager. Similarly, the Underlying Funds may benefit from research services provided with respect to trading by those other funds and clients. BROKERAGE COMMISSIONS. During the Underlying Funds’ fiscal years ended October 31, 2011, 2010, and 2009 the total brokerage commissions paid by the Underlying Funds were:
Underlying Funds	10/31/11	10/31/10	10/31/09
Russell U.S. Core Equity	$5,575,454	$7,414,842	$8,815,960
Russell U.S. Quantitative Equity	3,040,849	4,494,437	4,783,446
Russell U.S. Small Cap Equity	3,144,829	3,545,647	5,133,690
Russell International Developed Markets	6,808,555	7,793,881	7,552,609
Russell Global Equity	3,448,234	2,934,741	1,688,155
Russell Emerging Markets	3,186,508	2,227,998	2,188,947
Russell Strategic Bond	455,965	503,855	551,819
Russell Investment Grade Bond	78,990	92,779	81,718
Russell Short Duration Bond	39,374	38,901	57,763
Russell Global Infrastructure*	3,180,676	564,396	N/A
Russell Global Real Estate Securities	2,891,685	4,697,304	4,493,790
*	The Russell Global Infrastructure Fund commenced operations on October 1, 2010.
The principal reasons for changes in several Underlying Funds’ brokerage commissions for the three years were (1) changes in Fund asset size, (2) changes in market conditions, (3) changes in money managers of certain Funds, which required substantial portfolio restructurings, resulting in increased securities transactions and brokerage commissions and (4) Fund mergers. The Russell Global Opportunistic Credit, Russell Strategic Bond, Russell Investment Grade Bond, Russell Short Duration Bond, Russell Commodity Strategies and Russell Money Market Funds normally do not pay a stated brokerage commission on transactions, but may pay brokerage commissions on trading associated with changes in money managers.
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During the Underlying Funds’ fiscal year ended October 31, 2011, approximately $2,538,355 of the brokerage commissions of the Underlying Funds were directed to brokers who provided brokerage or research services to RIMCo. The research services include, but are not limited to (1) advice either directly or indirectly through publications or writings as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or of purchases or sellers of securities, (2) analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and/or (3) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) or that are required in connection therewith. Gross brokerage commissions received by affiliated broker/dealers from affiliated money managers for the Underlying Funds’ fiscal years ended October 31, 2011, 2010, and 2009 from portfolio transactions effected for the Underlying Funds were as follows:
Fund Name	RIMCo/Money Manager	Affiliated Broker	2011 Total (USD)	Percent of Fund’s Commission	Percent of Fund’s Principal
Russell Emerging Markets Fund
RIMCo
Russell Implementation Services, Inc.	527,822	16.564%	9.158%
UBS Global Asset Management
UBS Securities LLC	3,658	0.115%	0.082%
Total:	531,480	16.679%	9.240%
Russell Global Equity Fund
RIMCo
Russell Implementation Services, Inc.	438,332	12.712%	12.586%
Total:	438,332	12.712%	12.586%
Russell Global Infrastructure Fund
Macquarie Capital Investment Management LLC
Macquarie Group Limited	6,110	0.192%	0.326%
RIMCo
Russell Implementation Services, Inc.	46,135	1.450%	1.891%
Total:	52,245	1.642%	2.217%
Russell Global Real Estate Securities Fund
RIMCo
Russell Implementation Services, Inc.
Total:	0	0.000%	0.000%
Russell International Developed Markets Fund
RIMCo
Russell Implementation Services, Inc.	505,604	7.426%	6.480%
UBS Global Asset Management
UBS Securities LLC	4,087	0.060%	0.026%
Total:	509,691	7.486%	6.505%
Russell Short Duration Bond Fund
RIMCo
Russell Implementation Services, Inc.
Total:	0	0.000%	0.000%
Russell U.S. Core Equity Fund
RIMCo
Russell Implementation Services, Inc.	434,670	7.796%	9.940%
Total:	434,670	7.796%	9.940%
Russell U.S. Quantitative Equity Fund
Mellon Capital Management Corporation
Lynch, Jones & Ryan, Inc.
RIMCo
Russell Implementation Services, Inc.	611,802	20.119%	12.830%
Total:	611,802	20.119%	12.830%
Russell U.S. Small Cap Equity Fund
RIMCo
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Fund Name	RIMCo/Money Manager	Affiliated Broker	2011 Total (USD)	Percent of Fund’s Commission	Percent of Fund’s Principal
		Russell Implementation Services, Inc.	319,475	10.159%	11.113%
Total:			319,475	10.159%	11.113%
Fund Name	RIMCo/Money Manager	Affiliated Broker	2010 Total (USD)	Percent of Fund’s Commission	Percent of Fund’s Principal
Russell Emerging Markets Fund
RIMCo
Russell Implementation Services, Inc.	25,453	1.142%	0.655%
UBS Global Asset Management
UBS Securities LLC	636	0.029%	0.007%
Total:	26,089	1.171%	0.662%
Russell Global Equity Fund
RIMCo
Russell Implementation Services, Inc.	652,156	22.222%	15.757%
Total:	652,156	22.222%	15.757%
Russell Global Infrastructure Fund
Macquarie Capital Investment Management LLC
Macquarie Group Limited	437	0.077%	0.048%
RIMCo
Russell Implementation Services, Inc.	379,072	67.164%	32.119%
Total:	379,509	67.241%	32.167%
Russell Global Real Estate Securities Fund
RIMCo
Russell Implementation Services, Inc.	1,357,505	28.900%	28.263%
Total:	1,357,505	28.900%	28.263%
Russell International Developed Markets Fund
RIMCo
Russell Implementation Services, Inc.	827,037	10.611%	8.496%
UBS Global Asset Management
UBS Securities LLC	7,688	0.099%	0.040%
Total:	834,725	10.710%	8.536%
Russell Short Duration Bond Fund
RIMCo
Russell Implementation Services, Inc.
Total:	0	0.000%	0.000%
Russell U.S. Core Equity Fund
RIMCo
Russell Implementation Services, Inc.	994,390	13.411%	11.581%
Total:	994,390	13.411%	11.581%
Russell U.S. Quantitative Equity Fund
Mellon Capital Management Corporation
Lynch, Jones & Ryan, Inc.
RIMCo
Russell Implementation Services, Inc.	1,448,904	32.238%	15.357%
Total:	1,448,904	32.238%	15.357%
Russell U.S. Small Cap Equity Fund
RIMCo
Russell Implementation Services, Inc.	151,670	4.278%	3.584%
Total:	151,670	4.278%	3.584%
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Fund Name	RIMCo/Money Manager	Affiliated Broker	2009 Total (USD)	Percent of Fund’s Commission	Percent of Fund’s Principal
Russell Emerging Markets Fund
RIMCo
Russell Implementation Services, Inc.	33,930	1.550%	0.438%
UBS Global Asset Management
UBS Securities LLC	2,439	0.111%	0.264%
Total:	36,369	1.661%	0.702%
Russell Global Equity Fund
RIMCo
Russell Implementation Services, Inc.	310,577	18.397%	8.284%
Total:	310,577	18.397%	8.284%
Russell Global Infrastructure Fund
Macquarie Capital Investment Management LLC
Macquarie Group Limited
RIMCo
Russell Implementation Services, Inc.
Total:	0	0.000%	0.000%
Russell Global Real Estate Securities Fund
RIMCo
Russell Implementation Services, Inc.	247,542	5.509%	4.008%
Total:	247,542	5.509%	4.008%
Russell International Developed Markets Fund
RIMCo
Russell Implementation Services, Inc.	1,462,055	19.358%	6.951%
UBS Global Asset Management
UBS Securities LLC	5,318	0.070%	0.021%
Total:	1,467,373	19.428%	6.972%
Russell Short Duration Bond Fund
RIMCo
Russell Implementation Services, Inc.	27,690	47.937%	0.452%
Total:	27,690	47.937%	0.452%
Russell U.S. Core Equity Fund
RIMCo
Russell Implementation Services, Inc.	1,114,371	12.640%	6.278%
Total:	1,114,371	12.640%	6.278%
Russell U.S. Quantitative Equity Fund
Mellon Capital Management Corporation
Lynch, Jones & Ryan, Inc.	194,206	4.060%	0.745%
RIMCo
Russell Implementation Services, Inc.	1,446,799	30.246%	8.069%
Total:	1,641,005	34.306%	8.814%
Russell U.S. Small Cap Equity Fund
RIMCo
Russell Implementation Services, Inc.	369,016	7.188%	3.381%
Total:	369,016	7.188%	3.381%
*	The Russell Global Infrastructure Fund commenced operations on October 1, 2010.
The percentage of total affiliated transactions (relating to trading activity) to total transactions during the fiscal year ended October 31, 2011 for the Underlying Funds was 9.12%. During the Underlying Funds’ fiscal year ended October 31, 2011, the Underlying Funds purchased securities issued by the following regular brokers or dealers as defined by Rule 10b–1 of the 1940 Act, each of which is one of the Underlying Funds’ ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Underlying Funds. The value of broker–dealer securities held as of October 31, 2011, was as follows:
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Brokers by Commission for the Underlying Funds’ fiscal year ended October 31, 2011:
Broker	Russell U.S. Core Equity Fund	Russell U.S. Quantitative Equity Fund	Russell U.S. Small Cap Equity Fund	Russell International Developed Markets Fund	Russell Global Equity Fund	Russell Emerging Markets Fund
Barclays Capital, Inc.				36,673,431	7,725,415
BNY Mellon Securities LLC	7,405,483	5,605,152			17,958,405
Citigroup Inc.	23,502,272	10,404,385	5,800,000	6,847,288	6,319,643	582,227
Credit Suisse First Boston Corp.				7,529,975	17,344,648	10,970
Deutsche Bank Securities, Inc.				4,476,909		656,317
Goldman, Sachs & Co.	16,428,118	5,132,418			18,655,245	15,300,000
HSBC Securities, Inc.				48,279,400	6,538,884	8,964,985
Investment Technology Group, Inc.			967,568
J.P. Morgan Securities, Inc.	91,025,456	47,772,128		4,085,528	33,349,717
Jefferies & Company	2,926,482
KeyBanc Capital Markets, Inc.		9,446,831	2,702,730
Knight Equity Markets LP			3,566,207
Macquarie Group Limited
Merrill Lynch, Pierce, Fenner & Smith, Inc.				3,445,000
Morgan Stanley & Co. Incorporated		11,035,937		30,500,000	9,400,000
Nomura Bank				2,842,423	1,679,234
Royal Bank of Scotland				8,002,082
UBS Securities LLC				23,540,933
Broker	Russell Strategic Bond Fund	Russell Investment Grade Bond Fund	Russell Short Duration Bond Fund	Russell Global Opportunistic Credit Fund	Russell Global Infrastructure Fund	Russell Global Real Estate Securities Fund
Barclays Capital, Inc.	21,532,636	1,913,277	(780,000)
BNY Mellon Securities LLC
Citigroup Inc.	131,622,239	29,209,125	18,640,896	6,887,447
Credit Suisse First Boston Corp.	52,378,534	19,066,494	8,624,062
Deutsche Bank Securities, Inc.	27,923,240	2,039,606	1,146,821	1,575,362
Goldman, Sachs & Co.	58,952,002	13,205,250	17,725,455
HSBC Securities, Inc.	25,862,090	5,368,568	2,690,455	763,852
Investment Technology Group, Inc.
J.P. Morgan Securities, Inc.	211,226,561	26,588,784	10,614,737	4,363,014
Jefferies & Company
KeyBanc Capital Markets, Inc.		658,932
Knight Equity Markets LP
Macquarie Group Limited					259,746
Merrill Lynch, Pierce, Fenner & Smith, Inc.	56,769,234	13,128,239	15,224,277			1,340,000
Morgan Stanley & Co. Incorporated	154,584,369	52,141,242	39,046,976	1,160,000	3,700,000	(2,386)
Nomura Bank	658,660	1,116,070	1,012,322			3,582,681
Royal Bank of Scotland	16,447,897	3,974,706
UBS Securities LLC	53,600,317	4,531,279	3,146,924			2,400,000
Brokers by Principal (Zero Commissions) for the Underlying Funds’ fiscal year ended October 31, 2011:
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Broker	Russell U.S. Core Equity Fund	Russell U.S. Quantitative Equity Fund	Russell U.S. Small Cap Equity Fund	Russell International Developed Markets Fund	Russell Global Equity Funds	Russell Emerging Markets Fund
ABN AMRO
Banc of America Securities LLC	3,404,482
Banco Santander				20,856,719	15,111,824	12,400,535
Barclays Capital, Inc.				36,673,431	7,725,415
BNP Paribas				9,344,764	11,013,331
BNY Mellon Securities LLC	7,405,483	5,605,152			17,958,405
Citigroup Inc.	23,502,272	10,404,385	5,800,000	6,847,288	6,319,643	582,227
Credit Suisse First Boston Corp.				7,529,975	17,344,648	10,970
Deutsche Bank Securities, Inc.				4,476,909		656,317
Goldman, Sachs & Co.	16,428,118	5,132,418			18,655,245	15,300,000
HSBC Securities, Inc.				48,279,400	6,538,884	8,964,985
J.P. Morgan Securities, Inc.	91,025,456	47,772,128		4,085,528	33,349,717
Jefferies & Company	2,926,482
Macquarie Group Limited
Merrill Lynch, Pierce, Fenner & Smith, Inc.				3,445,000
Morgan Stanley & Co. Incorporated		11,035,937		30,500,000	9,400,000
Nomura Bank				2,842,423	1,679,234
Piper Jaffray & Co.			1,906,848
Raymond James & Associates		2,077,308	3,054,979
Royal Bank of Scotland				8,002,082
Skandinaviska Enskilda Banken AB				4,635,993
Standard Bank						10,255,036
State Street Global Markets, LLC		258,496
UBS Securities LLC				23,540,933
Wells Fargo & Co.	63,400,423	15,502,238			15,014,845
Broker	Russell Strategic Bond Fund	Russell Investment Grade Bond Fund	Russell Short Duration Bond Fund	Russell Global Opportunistic Credit Fund	Russell Global Infrastructure Fund	Russell Global Real Estate Securities Fund
ABN AMRO		558,770	139,693
Banc of America Securities LLC	187,996,402	19,034,958	97,014,039
Banco Santander	1,627,318	3,276,374	2,890,665
Barclays Capital, Inc.	21,532,636	1,913,277	(780,000)
BNP Paribas	42,000	2,615,700	2,795,873
BNY Mellon Securities LLC
Citigroup Inc.	131,622,239	29,209,125	18,640,896	6,887,447
Credit Suisse First Boston Corp.	52,378,534	19,066,494	8,624,062
Deutsche Bank Securities, Inc.	27,923,240	2,039,606	1,146,821	1,575,362
Goldman, Sachs & Co.	58,952,002	13,205,250	17,725,455
HSBC Securities, Inc.	25,862,090	5,368,568	2,690,455	763,852
J.P. Morgan Securities, Inc.	211,226,561	26,588,784	10,614,737	4,363,014
Jefferies & Company
Macquarie Group Limited					259,746
Merrill Lynch, Pierce, Fenner & Smith, Inc.	56,769,234	13,128,239	15,224,277			1,340,000
Morgan Stanley & Co. Incorporated	154,584,369	52,141,242	39,046,976	1,160,000	3,700,000	(2,386)
Nomura Bank	658,660	1,116,070	1,012,322			3,582,681
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Broker	Russell Strategic Bond Fund	Russell Investment Grade Bond Fund	Russell Short Duration Bond Fund	Russell Global Opportunistic Credit Fund	Russell Global Infrastructure Fund	Russell Global Real Estate Securities Fund
Royal Bank of Scotland	16,447,897	3,974,706
Skandinaviska Enskilda Banken AB
Standard Bank
State Street Global Markets, LLC		684,802
UBS Securities LLC	53,600,317	4,531,279	3,146,924			2,400,000
Wells Fargo & Co.	176,832,210	11,589,851	25,447,419
Investment Restrictions, Policies And CERTAIN INVESTMENTS Each Fund’s investment objective is “non-fundamental.” Having a non-fundamental investment objective means that it may be changed without the approval of a majority of each Fund’s shareholders. If a Fund’s investment objective is changed by the Board of Trustees, the Prospectus will be supplemented to reflect the new investment objective. Certain investment policies and restrictions may be  fundamental, which means that they may only be changed with the approval of a majority of each Fund’s shareholders. The vote of a majority of the outstanding voting securities of each Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. Other policies and restrictions may be changed by a Fund without shareholder approval. The Funds’ investment objectives are set forth in the Prospectus. INVESTMENT RESTRICTIONS Each Fund of Funds is subject to the following fundamental investment restrictions. Unless otherwise noted, these restrictions apply on a fund-by-fund basis at the time an investment is being made. The fundamental investment restrictions of the Underlying Funds are listed in the next section. Unless otherwise stated, all restrictions, percentage limitations and credit quality limitations on Fund of Funds investments listed in this SAI apply on a fund-by-fund basis at the time of investment. There would be no violation of any of these requirements unless a Fund fails to comply with any such limitation immediately after and as a result of an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made. No Fund may: 1. Purchase securities if, as a result of such purchase, the Funds’ investments would be concentrated within the meaning of the 1940 Act in securities of issuers in a particular industry or group of industries. Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this investment restriction. This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies. Because of their investment objectives and policies, investments of the Fund will be concentrated in shares of the Underlying Funds and, therefore, in the mutual fund industry. In accordance with the Fund investment policies set forth in the Funds’ Prospectus, each of the Funds may invest in the Underlying Funds without limitation as to concentration. However, each of the Underlying Funds in which each Fund will invest (other than the Russell Global Real Estate Securities Fund and the Russell Money Market Fund) will not purchase securities, if as a result of such purchase, the Underlying Fund’s investments would be concentrated within the meaning of the 1940 Act. The Russell Global Real Estate Securities Fund may invest in the securities of companies directly or indirectly engaged in the real estate industry without limitation as to concentration. The Russell Money Market Fund may invest more than 25% of its assets in money market instruments issued by domestic branches of U.S. banks having net assets in excess of $100,000,000. 2. Purchase or sell real estate; provided that each Fund may invest in the Russell Global Real Estate Securities Fund, which may own securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.
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3. Purchase or sell commodities except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts. 4. Borrow money, except that a Fund may borrow money to the extent permitted by the 1940 Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC. 5. Act as an underwriter except to the extent a Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares. 6. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC. 7. Issue securities senior to the Funds’ presently authorized shares of beneficial interest except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder. With regard to investment restriction 1, above, the staff of the SEC has taken the position that a fund is concentrated if it invests 25% or more of the value of its total assets in any one industry or group of industries. With regard to investment restriction 1, above, the statement that the Funds will be concentrated in the mutual fund industry means that the Funds will only invest in shares of other mutual funds. In accordance with each Fund’s investment program as set forth in the prospectus, a Fund may invest more than 25% of its assets in any one Underlying Fund. With regard to investment restriction 1, above, mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. With regard to investment restriction 4, above, this restriction applies constantly and not only at the time a borrowing is made. Each Fund will also not be concentrated, within the meaning of the 1940 Act, in securities of issuers of a particular industry or group of industries, if the portfolio securities of the Underlying Funds were deemed to be owned directly by the Fund s rather than the Underlying Fund. With regard to investment restriction 6, above, each Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of total fund assets. The Funds may invest without limit in repurchase agreements, dollar rolls and to-be announced mortgage-backed securities so long as they abide by their investment objective, investment restrictions, and all 1940 Act requirements, including diversification requirements. Loans to affiliated investment companies are not presently permitted by the 1940 Act in the absence of an exemption from the SEC. The Funds have received exemptive relief from the SEC to loan money to affiliated investment companies. With regard to investment restriction 7, above, permitted borrowings refer to borrowings by the Fund as permitted by the 1940 Act. The Funds do not invest in illiquid securities. The Funds do not invest in repurchase agreements. Each Fund is also subject to the following non-fundamental investment restriction (one that can be changed by the Trustees without shareholder approval). No Fund may borrow money for purposes of leveraging or investment. Provisional credits related to contractual settlements shall not be considered to be a form of leverage. Under the 1940 Act, each Fund is presently permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the company’s other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing). Accordingly, if a Fund were required to pledge assets to secure a borrowing, it would pledge no more than one-third (33 1/3%) of its assets. The Funds will not purchase additional securities while outstanding cash borrowings exceed 5% of total assets.
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The investment objective and principal investment strategies for each of the Funds is provided in those Funds’ Prospectuses. The following table illustrates the principal and non-principal investments in which the Funds invest. The Funds may not invest in all of the investments listed below. The Funds use investment techniques commonly used by other mutual funds. The securities and investment strategies listed below are discretionary, which means that RIMCo or its money managers may or may not use them.
Fund	Principal Investments	Non-Principal Investments
2017 Retirement Distribution Fund – A Shares	Underlying Funds	Derivatives-index and currency futures and options US Government Securities
2017 Retirement Distribution Fund – S Shares	Underlying Funds	Derivatives-index and currency futures and options US Government Securities
INVESTMENT RESTRICTIONS AND POLICIES OF THE UNDERLYING FUNDS Each Underlying Fund’s investment objective, with the exception of Russell U.S. Quantitative Equity Fund and Russell International Developed Markets Fund, is “non-fundamental.” A non-fundamental investment objective means that it may be changed without the approval of a majority of each Underlying Fund’s shareholders. If an Underlying Fund’s investment objective is changed by the Board of Trustees, the Prospectus will be amended to reflect the new investment objective. Certain investment policies and restrictions may be, and the investment objectives of Russell U.S. Quantitative Equity Fund and Russell International Developed Markets Fund are fundamental which means that they may only be changed with the approval of a majority of each Underlying Fund’s shareholders. The vote of a majority of the outstanding voting securities of each Underlying Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Underlying Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Underlying Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Underlying Fund. Other policies and restrictions may be changed by an Underlying Fund without shareholder approval. The Underlying Funds’ investment objectives are set forth in the respective Prospectuses. The Russell Commodity Strategies Fund will look through to the assets of its subsidiary, Russell Cayman Commodity Strategies Fund Ltd., (the “Subsidiary”) for the purposes of complying with the investment restrictions noted below. INVESTMENT RESTRICTIONS. Each Underlying Fund is subject to the following fundamental investment restrictions. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is being made. For purposes of the following investment restrictions, any reference to “Fund(s)” shall mean the Underlying Fund(s). Unless otherwise stated, all restrictions, percentage limitations and credit quality limitations on Underlying Fund investments listed in this SAI apply on a fund by fund basis at the time of investment. There would be no violation of any of these requirements unless a Fund fails to comply with any such limitation immediately after and as a result of an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made. No Underlying Fund may: 1. Purchase securities if, as a result of such purchase, the Fund’s investments would be concentrated, within the meaning of the 1940 Act, in securities of issuers in a particular industry or group of industries. Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this investment restriction. This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies. This investment restriction shall not apply to the Russell Global Real Estate Securities Fund. The Russell Global Real Estate Securities Fund may invest in the securities of companies directly or indirectly engaged in the real estate industry without limitation as to concentration. The Russell Money Market Fund may invest more than 25% of its assets in money market instruments issued by domestic branches of U.S. Banks having net assets in excess of $100,000,000. 2. Purchase or sell real estate; provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.
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3. Purchase or sell commodities (physical commodities for the Russell Commodity Strategies Fund) except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts. This restriction shall not prevent the Russell Commodity Strategies Fund from purchasing or selling commodity-linked derivative instruments including swap agreements and commodity-linked structured notes, options, futures contracts with respect to indices or individual commodities and option on futures contracts, or from investing in securities or other instruments backed by physical commodities or by indices. 4. Borrow money, except that a Fund may borrow money to the extent permitted by the 1940 Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC. 5. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares. 6. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC. 7. Issue securities senior to the Fund’s presently authorized shares of beneficial interest except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder. An additional fundamental policy is that the Russell Tax Exempt Bond Fund will not invest in interests in oil, gas or other mineral exploration or development programs. For purposes of these investment restrictions, the Russell Tax Exempt Bond Fund will consider as a separate issuer each: governmental subdivision (i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia) if its assets and revenues are separate from those of the government body creating it and the security is backed by its own assets and revenues; the non–governmental user of an industrial development bond, if the security is backed only by the assets and revenues of a non–governmental user. The guarantee of a governmental or some other entity is considered a separate security issued by the guarantor as well as the other issuer for Investment Restrictions, industrial development bonds and governmental issued securities. The issuer of all other municipal obligations will be determined by the money manager on the basis of the characteristics of the obligation, the most significant being the source of the funds for the payment of principal and interest. With regard to investment restriction 1, above, the staff of the SEC has taken the position that a fund is concentrated if it invests 25% or more of the value of its total assets in any one industry or group of industries. The Russell Global Real Estate Securities Fund concentrates its investments in real estate securities. For purposes of this investment restriction, the Russell Global Infrastructure Fund defines an “industry” to be those industries defined by reference to the industry and sub-industry classification of the Global Industry Classification Standard (“GICs”) methodology. For all other Underlying Funds, “industry” is defined by reference to the Bloomberg Industry Classification Standard (“BICs”) methodology. With regard to investment restriction 1, above, mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. With regard to investment restriction 4, above, this restriction applies constantly and not only at the time a borrowing is made. With regard to investment restriction 6, above, each Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of total fund assets. The Funds may invest without limit in repurchase agreements, dollar rolls and to-be announced mortgage-backed securities so long as they abide by their investment objective, investment restrictions, and all 1940 Act requirements, including diversification requirements. Loans to affiliated investment companies are not presently permitted by the 1940 Act in the absence of an exemption from the SEC. The Underlying Funds have received exemptive relief from the SEC to loan money to affiliated investment companies. With regard to investment restriction 7, above, permitted borrowings refer to borrowings by the Underlying Fund as permitted by the 1940 Act.
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Each Underlying Fund is also subject to the following non-fundamental investment restriction (one that can be changed by the Trustees without shareholder approval). No Underlying Fund may borrow money for purposes of leveraging or investment. Provisional credits related to contractual settlements shall not be considered to be a form of leverage. Under the 1940 Act, each Underlying Fund is presently permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the Underlying Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the company’s other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing). Accordingly, if a Fund were required to pledge assets to secure a borrowing, it would pledge no more than one-third (33 1/3%) of its assets. The Underlying Funds will not purchase additional securities while outstanding borrowings exceed 5% of total assets. An Underlying Fund may, from time to time, take temporary defensive positions that are inconsistent with the Underlying Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During these times, an Underlying Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities RIMCo believes to be consistent with the Underlying Fund’s best interests. During a period in which any Underlying Fund takes a temporary defensive position, the corresponding Funds may not achieve their investment objectives. The investment objective and principal investment strategies for each of the Underlying Funds is provided in their Prospectuses. The following table illustrates the principal and non-principal investments in which the Underlying Funds invest. The Underlying Funds use investment techniques commonly used by other mutual funds. The securities and investment strategies listed below are discretionary, which means that RIMCo or its money managers may or may not use them.
Underlying Fund	Principal Investments	Non-Principal Investments
Russell U.S. Core Equity Fund	Common Stocks Depositary Receipts Options, Futures and Other Financial Instruments Cash Reserves and Being Fully Invested	Preferred Stocks Rights and Warrants Convertible Securities Lending Portfolio Securities REITs Foreign Securities Investment Company Securities and Pooled Investment Vehicles
Russell U.S. Quantitative Equity Fund	Common Stocks Depositary Receipts REITs Cash Reserves and Being Fully Invested Options, Futures and Other Financial Instruments Short Sales	Preferred Stocks Rights and Warrants Convertible Securities Lending Portfolio Securities Foreign Securities Investment Company Securities and Pooled Investment Vehicles
Effective August 15, 2012, the Russell U.S. Quantitative Equity Fund will change its investment strategy from a quantitative investment approach to investing in defensive stocks and discontinue its limited long-short strategy. The Fund will be renamed the Russell U.S. Defensive Equity Fund. In addition, the Russell U.S. Quantitative Equity Fund investments table will be replaced with the Russell U.S. Defensive Equity Fund investments table as follows:
Underlying Fund	Principal Investments	Non-Principal Investments
Russell U.S. Defensive Equity Fund	Common Stocks Cash Reserves and Being Fully Invested Options, Futures and Other Financial Instruments	Preferred Stocks Rights and Warrants Convertible Securities Lending Portfolio Securities REITS Depositary Receipts Foreign Securities Investment Company Securities and Pooled Investment Vehicles
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Underlying Fund	Principal Investments	Non-Principal Investments
Russell U.S. Small Cap Equity Fund	Common Stocks Depositary Receipts REITs Cash Reserves and Being Fully Invested Options, Futures and Other Financial Instruments	Preferred Stocks
Rights and Warrants
Convertible Securities
Lending Portfolio Securities
Illiquid and Restricted Securities
Foreign Securities
Investment Company Securities and Pooled Investment Vehicles
Russell International Developed Markets Fund	Common Stocks
Depositary Receipts
Preferred Stocks
Foreign Securities
Forward Currency Contracts
Investment in Emerging Markets
Cash Reserves and Being Fully Invested
Options, Futures and Other Financial Instruments	Lending Portfolio Securities
Illiquid and Restricted Securities
Synthetic Foreign Equity/Fixed Income Securities
Rights and Warrants
Convertible Securities
Investment Company Securities and Pooled Investment Vehicles
REITs
Russell Global Equity Fund	Common Stocks
Depositary Receipts
Preferred Stocks
Foreign Securities
Forward Currency Contracts
Investment in Emerging Markets
Cash Reserves and Being Fully Invested
Options, Futures and Other Financial Instruments
Lending Portfolio Securities
Illiquid and Restricted Securities
REITs
Synthetic Foreign Equity/Fixed Income Securities
Investment Company Securities and Pooled Investment Vehicles
Rights and Warrants
Convertible Securities
Russell Emerging Markets Fund	Common Stocks
Investment in Emerging Markets
Depositary Receipts
Preferred Stocks
Foreign Securities
Cash Reserves and Being Fully Invested
Options, Futures and Other Financial Instruments
	Illiquid and Restricted Securities	Synthetic Foreign Equity/Fixed Income Securities Investment Company Securities and Pooled Investment Vehicles Rights and Warrants Convertible Securities Lending Portfolio Securities REITs
Russell Global Opportunistic Credit Fund	High Risk Bonds
Investments in Emerging Markets
Corporate Debt Securities
Foreign Government Securities
Loans and Other Direct Indebtedness
Forward Currency Contracts
Foreign Currency Exchange
Brady Bonds
Yankee Bonds and Yankee CDs
Options, Futures and Other Financial Instruments
Synthetic Foreign Equity/Fixed Income Securities
Forward Commitments
Swap Agreements and Swaptions
STRIPS
Illiquid and Restricted Securities
Repurchase Agreements
	Cash Reserves and Being Fully Invested	Preferred Stocks Rights and Warrants Convertible Securities Municipal Obligations Lending Portfolio Securities Investment Company Securities and Pooled Investment Vehicles
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Underlying Fund	Principal Investments	Non-Principal Investments
Russell Strategic Bond Fund	Corporate Debt Securities
Mortgage-Related and Other Asset-Backed Securities
Dollar Rolls
High Risk Bonds
U.S. Government Obligations
Foreign Securities
Options, Futures and Other Financial Instruments
Forward Commitments
Swap Agreements and Swaptions
STRIPS
Loans and Other Direct Indebtedness
Investment in Emerging Markets
Illiquid and Restricted Securities
Credit and Liquidity Enhancements
Variable and Floating Rate Securities
Repurchase Agreements
	Cash Reserves and Being Fully Invested	Municipal Obligations Lending Portfolio Securities Investment Company Securities and Pooled Investment Vehicles Brady Bonds
Russell Investment Grade Bond Fund	Corporate Debt Securities
Mortgage-Related and Other Asset-Backed Securities
Dollar Rolls
U.S. Government Obligations
Foreign Securities
Options, Futures and Other Financial Instruments
Forward Commitments
Swap Agreements and Swaptions
STRIPS
Loans and Other Direct Indebtedness
Investment in Emerging Markets
Illiquid and Restricted Securities
Credit and Liquidity Enhancements
Variable and Floating Rate Securities
Repurchase Agreements
	Cash Reserves and Being Fully Invested	Municipal Obligations Lending Portfolio Securities Investment Company Securities and Pooled Investment Vehicles Brady Bonds
Russell Short Duration Bond Fund	Corporate Debt Securities
Mortgage-Related and Other Asset-Backed Securities
Dollar Rolls
High Risk Bonds
U.S. Government Obligations
Foreign Securities
Options, Futures and Other Financial Instruments
Forward Commitments
Swap Agreements and Swaptions
STRIPS
Loans and Other Direct Indebtedness
Investment in Emerging Markets
Illiquid and Restricted Securities
Credit and Liquidity Enhancements
Variable and Floating Rate Securities
Repurchase Agreements
	Cash Reserves and Being Fully Invested	Lending Portfolio Securities Investment Company Securities and Pooled Investment Vehicles Municipal Obligations Brady Bonds
Russell Commodity Strategies Fund	Options, Futures and Other Financial Instruments
Swap Agreements and Swaptions
Commodity-Linked Derivatives
Wholly-Owned Subsidiary of the Fund
Mortgage-Related and Other Asset-Backed Securities
High Risk Bonds
U.S. Government Obligations
Foreign Securities
Investment in Emerging Markets
	When-Issued Securities and Delayed-Delivery Transactions	Common Stocks Preferred Stocks Convertible Securities Commercial Paper Investment Company Securities and Pooled Investment Vehicles
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Underlying Fund	Principal Investments	Non-Principal Investments
Russell Global Infrastructure Fund	Common Stocks
Infrastructure Companies
Foreign Securities
Investment in Emerging Markets
Forward Currency Contracts
Options, Futures and Other Financial Instruments
Cash Reserves and Being Fully Invested	REITs
Preferred Stocks
Rights and Warrants
Convertible Securities
Depositary Receipts
Synthetic Foreign Equity/Fixed Income Securities
Lending Portfolio Securities
Investment Company Securities and Pooled Investment Vehicles
Illiquid and Restricted Securities
Russell Global Real Estate Securities Fund	Common Stocks REITs Foreign Securities Forward Currency Contracts Investment in Emerging Markets Cash Reserves and Being Fully Invested Options, Futures and Other Financial Instruments	Preferred Stocks
Rights and Warrants
Convertible Securities
Lending Portfolio Securities
Illiquid and Restricted Securities
Depositary Receipts
Investment Company Securities and Pooled Investment Vehicles
Russell Money Market Fund	U.S. Government Obligations Demand Notes Repurchase Agreements Debt Securities Guaranteed Under Government Programs
The following discussion describes certain investment strategies which the Funds may pursue and certain types of securities in which the Underlying Funds may invest as listed in the foregoing table. Unless otherwise stated, all percentage and credit quality limitations on Underlying Fund investments listed in this SAI apply at the time of investment. There would be no violation of any of these limitations unless an excess or deficiency exists immediately after and as a result of an investment. The Russell U.S. Core Equity, Russell U.S. Quantitative Equity, Russell U.S. Small Cap Equity, Russell International Developed Markets, Russell Global Equity, Russell Emerging Markets, Russell Global Real Estate Securities, Russell Global Infrastructure and Russell Commodity Strategies Funds are referred to collectively as the “Underlying Equity Funds.” The Russell Strategic Bond, Russell Investment Grade Bond, Russell Short Duration Bond and Russell Global Opportunistic Credit Funds are referred to collectively as the “Underlying Fixed Income Funds.” Investment Strategies and Portfolio Instruments. Cash Reserves and Being Fully Invested. An Underlying Fund at times has to sell portfolio securities in order to meet redemption requests. The selling of securities may affect an Underlying Fund’s performance since securities are sold for other than investment reasons. An Underlying Fund can avoid selling its portfolio securities by holding adequate levels of cash to meet anticipated redemption requests (“cash reserves”). The cash reserves may also include cash awaiting investment or to pay expenses. The UnderlyingFunds, like any mutual fund, maintain cash reserves. The Underlying Funds may increase their cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs. An Underlying Fund may hold additional cash in connection with its investment strategy. The Underlying Funds, except the Russell Commodity Strategies Fund, usually, but not always, pursue a strategy to be fully invested by exposing their cash reserves to the performance of certain markets by purchasing equity securities, fixed-income securities and/or derivatives (also known as “equitization”), which typically include index futures contracts, exchange traded fixed income futures contracts and swaps. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts, exchange traded fixed income futures contracts and swaps in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.
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Each Underlying Fund (except the Russell Money Market Fund) invests its cash reserves in the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo and administered by RFSC (the “Cash Management Fund”). RIMCo has waived its 0.05% advisory fee with respect to cash reserves invested in the Cash Management Fund. RFSC charges a 0.05% administrative fee on the cash reserves invested in the Cash Management Fund. The Cash Management Fund seeks to preserve principal and provide liquidity and current income. The Cash Management Fund invests in a portfolio of high quality U.S. Dollar denominated money market securities. The dollar-weighted average maturity of the Cash Management Fund’s portfolio is 90 days or less. The Cash Management Fund primarily invests in (1) securities issued by U.S. and foreign banks, commercial paper, including asset-backed commercial paper, and short-term debt of U.S. and foreign corporations and trusts, (2) bank instruments, including certificates of deposit, Eurodollar certificates of deposit, Eurodollar time deposits and Yankee certificates of deposit, (3) Yankee Bonds, (4) funding agreements, (5) other money market funds, (6) demand notes, (7) repurchase agreements, (8) investment-grade municipal debt obligations, (9) securities issued or guaranteed by the U.S. government or its agencies and (10) asset backed securities. An investment in the Cash Management Fund, like any investment, has risks. The principal risks of investing in the Fund are those associated with: active security selection, the ability to maintain a stable $1.00 net asset value, counterparty risk, liquidity risk, market volatility, government intervention in financial markets, possible large redemptions and subscriptions and investing in (1) fixed income securities (including instruments of U.S. and foreign banks and U.S. and foreign corporations), (2) commercial paper (including asset-backed commercial paper), (4) funding agreements, (5) illiquid securities, (6) demand notes and (7) repurchase agreements. Commodity-Linked Derivatives. The Russell Commodity Strategies Fund invests in commodity-linked derivative instruments, such as structured notes, swap agreements, commodity options, futures and options on futures. The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, historically debt securities have tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, historically the prices of certain commodities, such as oil and metals, have tended to increase. Of course, there cannot be any guarantee that derivative instruments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities. In selecting investments for the Underlying Fund’s portfolio, money managers evaluate the merits of the investments primarily through the exercise of their own investment analysis. In the case of derivative instruments, that process may include the evaluation of the underlying commodity, futures contract, index or other economic variables that are linked to the instrument, the issuer of the instrument, and whether the principal of the instrument is protected by any form of credit enhancement or guarantee. The Underlying Fund’s primary method for gaining exposure to the commodities markets is expected to be through commodity-linked structured notes, swap agreements and commodity futures and options, including futures contracts on individual commodities or a subset of commodities and options on them. These instruments have one or more commodity-dependent components. They are derivative instruments because at least part of their value is derived from the value of an underlying commodity index, commodity futures or option contract, index or other readily measurable economic variable. The Underlying Fund will invest in commodity-linked structured notes and swap agreements whose performance is linked to the Dow Jones – UBS Commodity Index Total Return (“DJ-UBS Index”). The Fund will invest in these instruments directly and indirectly through investments in Subsidiary, a wholly owned subsidiary of the Fund formed in the Cayman Islands. Commodity Futures Index. The Russell Commodity Strategies Fund seeks to provide exposure to commodities markets. It is designed to generally achieve positive performance relative to that of the DJ-UBS Index. The DJ-UBS Index is a broadly diversified futures index composed of futures contracts on 20 physical commodities. Currently, five energy products, six metals and nine agricultural products are represented in the index. The Underlying Fund typically will seek to gain exposure to the commodities markets by purchasing or selling commodity-linked derivative instruments, including swap agreements and commodity-linked structured notes, futures and options contracts with respect to indices or individual commodities and options on futures contracts. The Underlying Fund may in the future seek to provide exposure to the commodity markets and returns that correspond to a different diversified commodities futures index. The Underlying Fund does not intend to invest in commodities directly or in instruments linked to individual commodity sectors.
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Principal Protection. The Russell Commodity Strategies Fund may invest in commodity-linked instruments. Commodity-linked structured notes and certain other commodity-linked instruments may be principal protected, partially protected, or offer no principal protection. A principal protected hybrid instrument means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, the Russell Commodity Strategies Fund will receive at maturity the face or stated value of the note. With a principal protected commodity-linked instrument, the Underlying Fund would receive at maturity the greater of the par value of the note or the increase in value of the underlying commodity index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity index. This optionality can be added to an instrument, but only for a cost higher than that of a partially protected (or no protection) instrument. A money manager’s decision on whether to use principal protection depends in part on the cost of the protection. The Underlying Fund will, however, limit commodity-linked notes without principal protection to 10% of its total assets. In addition, the utility of the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and therefore depends on the creditworthiness of the issuer. With full principal protection, the Underlying Fund will receive at maturity of the commodity-linked instrument either the stated par value of the commodity-linked instrument, or, potentially, an amount greater than the stated par value if the underlying commodity index, futures contract or economic variable to which the commodity-linked instrument is linked has increased in value. Partially protected commodity-linked instruments may suffer some loss of principal if the underlying commodity index, futures contract or economic variable to which the commodity-linked instrument is linked declines in value during the term of the commodity-linked instrument. However, partially protected commodity-linked instruments have a specified limit as to the amount of principal that they may lose. The Underlying Fund may also invest in commodity-linked instruments that offer no principal protection. At maturity, there is a risk that the underlying commodity index, futures contract or other economic variable may have declined sufficiently in value such that some or all of the face value of the instrument might not be returned. Some of the instruments that the Fund may invest in may have no principal protection and the instrument could lose all of its value. With a partially-protected or no-principal-protection commodity-linked instrument, the Underlying Fund may receive at maturity an amount less than the instrument’s par value if the commodity index or other economic variable to which the note is linked declines over the term of the note. A money manager, at its discretion, may invest in a partially protected principal structured note or, within the 10% limitation set forth above, a note without principal protection. In deciding to purchase a note without principal protection, a money manager may consider, among other things, the expected performance of the underlying commodity index, commodity futures contract or other economic variable over the term of the note, the cost of the note, and any other economic factors which the money manager believes are relevant. The Underlying Fund does not currently expect to invest more than 25% of its total assets in structured notes under whose terms the potential loss, either at redemption or maturity, is expected to exceed 50% of the face value of the notes, calculated at the time of investment. The Underlying Fund does not currently intend to invest more than 10% of its total assets in notes that mature in more than 19 months. Hedging Strategies. Financial futures contracts may be used by the Underlying Funds, except the Russell Money Market Fund, during or in anticipation of adverse market events such as, in the case of the Underlying Fixed Income Funds, interest rate changes. For example: if interest rates were anticipated to rise, financial futures contracts may be sold (short hedge) which would have an effect similar to selling bonds. Once interest rates increase, fixed-income securities held in an Underlying Fund’s portfolio may decline, but the futures contract value may increase, partly offsetting the loss in value of the fixed-income security by enabling the Underlying Fund to repurchase the futures contract at a lower price to close out the position. The Underlying Funds may purchase a put and/or sell a call option on a stock index futures contract instead of selling a futures contract in anticipation of an equity market decline. Purchasing a call and/or selling a put option on a stock index futures contract is used instead of buying a futures contract in anticipation of an equity market advance, or to temporarily create an equity exposure for cash reserves until those balances are invested in equities. Options on financial futures are used in a similar manner in order to hedge portfolio securities against anticipated market changes. Risk Associated with Hedging Strategies. There are certain investment risks involved with using futures contracts and/or options as a hedging technique. One risk is the imperfect correlation between price movement of the futures contracts or options and the price movement of the portfolio securities, stock index or currency subject of the hedge. The risk increases for
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the Russell Tax Exempt Bond Fund since financial futures contracts that may be engaged in are on taxable securities rather than tax exempt securities. There is no assurance that the price of taxable securities will move in a similar manner to the price of tax exempt securities. Another risk is that a liquid secondary market may not exist for a futures contract causing an Underlying Fund to be unable to close out the futures contract thereby affecting the Underlying Fund’s hedging strategy. In addition, foreign currency options and foreign currency futures involve additional risks. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions could also be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in an Underlying Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume. Lending Portfolio Securities. RIC is a party to an Amended and Restated Securities Lending Authorization Agreement with State Street Bank and Trust Company, an unaffiliated lending agent, pursuant to which an Underlying Fund may lend securities to other parties (typically brokers, dealers, banks or other financial institutions) who may need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The borrower provides the Underlying Fund with collateral in an amount at least equal to the value of the securities loaned. By lending its portfolio securities, an Underlying Fund attempts to increase its net investment income through investment earnings from collateral received or the receipt of negotiated fees on the securities lent. Each Underlying Fund retains most rights of beneficial ownership, including interest or other distributions on the loaned securities. Any gain or loss in the market price of the securities lent that occurs during the term of the loan would be for the account of the Underlying Fund. Voting rights may pass with the lending. An Underlying Fund may call loans to vote proxies if a material issue affecting the investment is to be voted upon. Payments received by an Underlying Fund in lieu of any dividends paid on the loaned securities will not be treated as “qualified dividend income” for purposes of determining what portion of an Underlying Fund’s dividends received by an Underlying Fund and distributed to its shareholders may be taxed at the rates generally applicable to long-term capital gains. If the borrower defaults on its obligations to return the securities lent because of insolvency or other reasons, an Underlying Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays could be greater for foreign securities. If an Underlying Fund is not able to recover the securities lent, an Underlying Fund may sell the collateral and purchase a replacement security in the market. The value of the collateral could decrease below the value of the replacement security or the value of the replacement security could increase above the value of the collateral by the time the replacement security is purchased. The Underlying Funds may invest cash collateral received, at each Underlying Fund’s own risk, in (1) direct obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, (2) high-quality short-term debt instruments eligible for purchase by Russell Investment Company domestic money market mutual funds, (3) repurchase transactions with certain counterparties or (4) registered or unregistered short-term investment funds advised by RIMCo or third parties. Income generated from the investment of the cash collateral is first used to pay any negotiated rebate to the borrower of the securities then to pay for lending transaction costs. Any remaining income is divided between the Fund and the lending agent in accordance with the Amended and Restated Securities Lending Authorization Agreement. An Underlying Fund may incur costs or possible losses in excess of the interest income and fees received in connection with securities lending transactions. To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus any negotiated rebate to the borrower upon termination of the loan, an Underlying Fund must immediately pay the amount of the shortfall to the borrower. No Underlying Fund may lend portfolio securities in an amount that exceeds 33⅓ % of total fund assets. Risk Management. As described in the Prospectus, RIMCo may manage Underlying Fund assets to manage risk in a Fund’s investment portfolio. While RIMCo recognizes that a certain level of risk is necessary to achieve an Underlying Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Underlying Fund’s objectives and strategies. RIMCo monitors risk using a variety of risk measurements such as tracking error for equity funds and duration for fixed income funds. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Underlying Fund’s assets or
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reallocate assets among money managers for purposes of seeking to manage the Underlying Fund’s risk profile. RIMCo may seek to manage risk in the Underlying Fund’s investment portfolio by increasing cash reserves, not being fully invested, buying and selling portfolio securities, including exchange traded funds or notes, or through the use of various instruments, including futures, options, swaps or short term investments. Additionally, RIMCo may manage assets directly to modify an UnderlyingFund’s portfolio characteristics as a means to manage an Underlying Fund’s risk factor exposures in either a temporary tactical or permanent strategic way with the goal to increase or decrease factor exposures (such as volatility, momentum, value, growth, cap size, sector exposure, style exposure, industry exposure, currency exposure, country risk, credit exposure, mortgage exposure, yield curve positioning or interest rates) or offset undesired benchmark relative over- or under- weights by purchasing a portfolio of common stocks or exchange traded funds for Underlying Equity Funds, or fixed income securities and derivatives (including swaps, forwards and futures) for {var:Underlying] Fixed Income Funds, that it believes will achieve the desired outcome. RIMCo may (1) pursue a passive index replication or sampling strategy by selecting an existing index or a subset of an existing index which, in aggregate, represents the desired exposure or (2) utilize either a proprietary or third party quantitative model to identify a portfolio of fixed income securities, derivatives or currencies which, in the aggregate, provide the desired exposure. RIMCo may also enter into foreign exchange currency forwards to hedge currency exposure from a money manager’s investment in fixed income securities denominated in local currency. If RIMCo determines that there is no current need to change an Underlying Fund’s factor exposures or benchmark relative over or under weights, RIMCo may re-allocate these assets to the money managers. Illiquid and Restricted Securities. No more than 15% of an Underlying Fund’s (other than the Russell Money Market Fund) net assets will be invested in securities, including repurchase agreements of more than seven days’ duration, that are illiquid. This limitation is applied at the time of purchase. A security is illiquid if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which an Underlying Fund has valued such security. There may be delays in selling illiquid securities at prices representing their fair value. The Russell Money Market Fund will not invest in illiquid securities. The Board of Trustees of the Underlying Funds has adopted procedures to permit each Underlying Fund to deem as liquid the following types of securities that are otherwise presumed to be illiquid securities: (i) certain restricted securities that are eligible for resale pursuant to Rule 144A (“Rule 144A Securities”) under the Securities Act of 1933, as amended (the “Securities Act”); (ii) certain commercial paper issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act (“Section 4(2) Paper”); (iii) certain interest-only and principal-only fixed mortgage-backed securities issued by the United States government or its agencies and instrumentalities (collectively, “Eligible MBS”); (iv) certain municipal lease obligations and certificates of participation in municipal lease obligations (collectively, “Municipal Lease Obligations”); and (v) certain restricted debt securities that are subject to unconditional puts or demand features exercisable within seven days (“Demand Feature Securities”). The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by the Underlying Funds pursuant to Rule 144A) may be negotiated at the time such securities are purchased by an Underlying Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, an Underlying Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. An Underlying Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities. Interfund Lending. The Funds and Underlying Funds have been granted permission from the SEC to participate in a joint lending and borrowing facility (the “Credit Facility”). The Funds and Underlying Funds may borrow money from each other for temporary purposes. All such borrowing and lending will be subject to a participating fund’s fundamental investment limitations. Typically, the Funds and Underlying Funds will borrow from the Russell Money Market Fund. The Russell Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the Portfolio Manager determines it is in the best interest of the Russell Money Market Fund. The Funds and Underlying Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice and may be repaid on any day by the borrowing fund. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the Russell Money Market Fund could result in reduced returns and/or additional borrowing costs. When-Issued Securities and Delayed-Delivery Transactions. The Russell Commodity Strategies Fund may utilize its assets to purchase securities on a “when-issued” basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). The Underlying Fund will enter into a when-issued
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transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if the money manager deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When the Russell Commodity Strategies Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Underlying Fund’s commitment. It may be expected that the Underlying Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Underlying Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Underlying Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous. Investment Company Securities and Pooled Investment Vehicles. The Underlying Funds may invest in securities of other open-end or closed-end investment companies. If an Underlying Fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the adviser), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investments in the securities of companies listed and traded on the stock exchanges in these countries are permitted through pooled investment vehicles or investment funds that have been specifically authorized. Exchange Traded Funds or “ETFs.” The Underlying Funds, other than the Russell Money Market Fund, may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500® or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give an Underlying Fund exposure to the securities comprising the index on which the ETF is based, and the Underlying Funds will gain or lose value depending on the performance of the index. ETFs have expenses, including advisory and administrative fees paid by ETF shareholders, and, as a result, an investor in the Underlying Funds is subject to a duplicate level of fees if an Underlying Fund invests in ETFs. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the Underlying Funds intend to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. If available, the Underlying Funds may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by the Fund trades at a discount to net asset value, the Fund could lose money even if the securities in which the ETF invests go up in value. Short Sales. The Russell Global Opportunistic Credit, Russell U.S. Quantitative Equity and Russell Commodity Strategies Funds may utilize short selling strategies. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. The Underlying Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Underlying Fund replaces the borrowed security. The Underlying Fund will realize a gain if the security declines in price between those dates. The making of short sales exposes the Underlying Fund to the risk of liability for the market value of the security that is sold (the amount of which liability increases as the market value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.
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Although the Underlying Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. The proceeds of the short sale will be retained as collateral in a segregated account for the broker’s benefit at the Underlying Fund’s custodian, to the extent necessary to meet margin requirements, until the short position is closed out. Until an Underlying Fund replaces a borrowed security in connection with a short sale, the Underlying Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC (e.g., taking an offsetting long position in the security sold short). Short Sales “Against the Box.” The Russell Commodity Strategies Fund may utilize a short sale that is “against the box.” A short sale is “against the box” to the extent that the Russell Commodity Strategies Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. Not more than 10% of the Underlying Fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time. The Underlying Fund does not intend to engage in short sales against the box for investment purposes. The Underlying Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Underlying Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Underlying Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Underlying Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Underlying Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. Foreign Securities Investment in Foreign Securities. The Underlying Funds may invest in foreign (non-U.S.) securities traded on U.S. or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States. To the extent that an Underlying Fund’s principal investment strategies involve foreign (non-U.S.) securities, an Underlying Fund may tend to have a greater exposure to liquidity risk. Investment in Emerging Markets. The Underlying Equity Funds may invest in emerging markets stocks. The Underlying Fixed Income Funds may invest in the following types of emerging market debt: bonds; notes and debentures of emerging market governments; debt and other fixed-income securities issued or guaranteed by emerging market government agencies, instrumentalities or central banks; and other fixed-income securities issued or guaranteed by banks or other companies in emerging markets which the money managers believe are suitable investments for the Underlying Funds. Emerging markets consist of countries determined by the money managers of an Underlying Fund to have developing or emerging economies and markets. These countries generally include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Foreign investment may include emerging market stock and emerging market debt. Risks Associated with Emerging Markets. The considerations outlined above when making investments in foreign securities also apply to investments in emerging markets. The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of
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inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Because the Underlying Funds’ foreign securities will generally be denominated in foreign currencies, the value of such securities to the Underlying Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Underlying Funds’ foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market countries’ currencies may not be internationally traded. Certain of these currencies have experienced devaluations relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Investments in emerging market country government debt securities involve special risks. Certain emerging market countries have historically experienced high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result, a government obligor may default on its obligations. If such an event occurs, an Underlying Fund may have limited legal recourse against the issuer and/or guarantor. Foreign Government Securities. Foreign government securities which the Underlying Funds may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of “quasi-government agencies” and debt securities denominated in multinational currency units of an issuer. The recent global economic crisis brought several European governments close to bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all recently experienced large public budget deficits, the effects of which remain unknown and may slow the overall recovery of European economies from the recent global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or multilateral agencies and offices. Such assistance may require a country to implement reforms or reach a certain level of performance. If a country receiving assistance fails to reach certain objectives or receives an insufficient level of assistance it could cause a deep economic downturn which could significantly affect the value of a Fund’s European investments. Privatizations. The Russell Commodity Strategies Fund may invest in privatizations (i.e., foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Underlying Fund, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful. Synthetic Foreign Equity/Fixed Income Securities (also referred to as International Warrants, Local Access Products, Participation Notes or Low Exercise Price Warrants). The Russell Global Equity, Russell International Developed Markets and Russell Emerging Markets Funds may invest in local access products. Local access products, also called participation notes, are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive a cash payment relating to the value of the underlying security or securities. The instruments may or may not be traded on a foreign exchange. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be exercisable in the American style, which means that they can be exercised at any time on or before the expiration date of the instrument, or exercisable in the European style, which means that they may be exercised only on the expiration date. Local access products have an exercise price, which is fixed when they are issued. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to Counterparty risk, liquidity risk, currency risk and the risks associated with investment in foreign securities. In the case of any exercise of the instruments, there may be a time delay between the time a holder gives instructions to exercise and the time the price of the security or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the local access products may be affected by certain market disruption events, such as difficulties relating to
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the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the local access products may become worthless resulting in a total loss of the purchase price. Equity Linked Notes. The Russell International Developed Markets, Russell Global Equity and Russell Emerging Markets Funds may invest in equity linked notes, which are instruments whose return is determined by the performance of a single equity security, a basket of equity securities or an equity index. The principal payable at maturity is based on the current price of the linked security, basket or index. Equity linked notes are generally subject to the risks associated with the securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity-linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and Counterparty risk. Foreign Currency Exchange. Since the Underlying Funds may invest in securities denominated in currencies other than the U.S. dollar, and since the Underlying Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Underlying Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Underlying Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Underlying Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Underlying Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. Equity Securities Common Stocks. The Underlying Funds may invest in common stocks, which are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Preferred Stocks. The Underlying Funds may invest in preferred stocks, which are shares of a corporation or other entity that pay dividends at a specified rate and have precedence over common stock in the payment of dividends. If the corporation or other entity is liquidated or declares bankruptcy, the claims of owners of preferred stock will have precedence over the claims of owners of common stock, but not over the claims of owners of bonds. Some preferred stock dividends are non-cumulative, but some are “cumulative,” meaning that they require that all or a portion of prior unpaid dividends be paid to preferred stockholders before any dividends are paid to common stockholders. Certain preferred stock dividends are “participating” and include an entitlement to a dividend exceeding the specified dividend rate in certain cases. Investments in preferred stocks carry many of the same risks as investments in common stocks and debt securities. Convertible Securities. The Underlying Funds may invest in convertible securities, which entitle the holder to acquire the issuer’s common stock by exchange or purchase for a predetermined rate. Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation’s capital structure. They are consequently of higher quality and entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Underlying Funds may purchase convertible securities rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB or lower by Standard & Poor’s Ratings Group (“S&P”) or BB+ or lower by Fitch Investors Services, Inc. (“Fitch”) and may also purchase non-rated securities considered by the manager to be of comparable quality. Although the Underlying Funds select these securities primarily on the basis of their equity characteristics, investors should be aware that
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debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the Underlying Funds, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities. Rights and Warrants. The Underlying Funds may invest in rights and warrants. Rights and warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Rights are similar to warrants but typically have shorter durations and are offered to current stockholders of the issuer. Changes in the value of a right or a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a right or a warrant may be more volatile than the price of its underlying security, and a right or a warrant may offer greater potential for capital loss. Real Estate Investment Trusts or “REITs.” The Underlying Equity Funds may invest in REITs. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. For the Russell Global Real Estate Securities Fund, it is anticipated, although not required, that under normal circumstances a majority of the Fund’s investments in REITs will consist of securities issued by equity REITs. An Underlying Fund’s investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. Mortgage REITs may be affected by the creditworthiness of the borrower. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. An Underlying Fund’s investments in REITs is also subject to changes in availability of debt financing, heavy cash flow dependency, tenant defaults, self-liquidation, and, for U.S. REITs, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended (the “Code”) or failing to maintain exemption from the 1940 Act. By investing in REITs indirectly through the Underlying Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Underlying Fund. Depositary Receipts. The Underlying Equity Funds may hold securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”) and European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other securities convertible into securities of eligible non-U.S. issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. GDRs are traded on major stock exchanges, particularly the London SEAQ International trading system. For purposes of an Underlying Fund’s investment policies, the Underlying Fund’s investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted. ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most
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sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. Unsponsored depositary receipts tend to trade over the counter, and are issued without the involvement of the underlying non-US company whose stock underlies the depositary receipts. Shareholder benefits, voting rights and other attached rights may not be extended to the holder of an unsponsored depositary receipt. The Underlying Funds may invest in sponsored and unsponsored ADRs. “Special Situation” Companies. The Russell Commodity Strategies Fund may invest in “special situation companies.” “Special situation companies” are companies involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly. The Russell Commodity Strategies Fund believes, however, that if a money manager analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, it may assist the Underlying Fund in achieving its investment objective. There can be no assurance, however, that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated. Investment in Unseasoned Companies. The Russell Commodity Strategies Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record. Master Limited Partnerships (“MLPs”). The Underlying Equity Funds may invest in MLPs. An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Underlying Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for Federal income tax purposes. Debt Instruments and Money Market Instruments To the extent an Underlying Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. An Underlying Fund’s investments in debt securities with longer terms to maturity are subject to greater volatility than an Underlying Fund’s shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. U.S. Government Obligations. The types of U.S. government obligations the Funds and Underlying Funds may purchase include: (1) a variety of U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills at time of issuance have maturities of one year or less, (b) U.S. Treasury notes at time of issuance have maturities of one to ten years and (c) U.S. Treasury bonds at time of issuance generally have maturities of greater than ten years; (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities and supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to such U.S. government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future, other than as set forth above, since it is not obligated to do so by law. Accordingly, such U.S. government obligations may involve risk of loss of principal and interest. The Underlying Funds may invest in fixed-rate and floating or variable rate U.S. government obligations. The Underlying Funds may purchase U.S. government obligations on a forward commitment basis.
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The Funds, Underlying Fixed Income Funds  and the Russell Money Market Fund may also purchase Treasury Inflation Protected Securities (“TIPS”). TIPS are U.S. Treasury securities issued at a fixed rate of interest but with principal adjusted every six months based on changes in the Consumer Price Index. As changes occur in the inflation rate, as represented by the designated index, the value of the security’s principal is adjusted by the same proportion. If the inflation rate falls, the principal value of the security will be adjusted downward, and consequently, the interest payable on the securities will be reduced. STRIPS. The Funds, Underlying Fixed Income Funds  and the Russell Money Market Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically but accrue interest until maturity. STRIPS tend to be subject to the same risks as zero coupon securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Repurchase Agreements. The Underlying Fixed Income Funds  and the Russell Money Market Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Underlying Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the security is held by the Underlying Fund and is unrelated to the interest rate on the security. The securities acquired by the Underlying Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by the Underlying Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. Subject to the overall limitations described in “Illiquid Securities”, an Underlying Fund will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Russell Money Market Fund will only enter into repurchase agreements collateralized by U.S. government or agency obligations. Risk Factors. The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Underlying Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities are collateral for a loan by the Underlying Fund not within its control and therefore the realization by the Underlying Fund on such collateral may be automatically stayed. It is possible that the Underlying Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement. Reverse Repurchase Agreements and Dollar Rolls. The Underlying Fixed Income Funds  and the Russell Money Market Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a transaction whereby an Underlying Fund transfers possession of a portfolio security to a bank or broker–dealer in return for a percentage of the portfolio security’s market value. The Underlying Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Underlying Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of an Underlying Fund equal in value to the repurchase price, including any accrued interest, will be segregated on the Underlying Fund’s records while a reverse repurchase agreement is in effect. Reverse repurchase agreements are subject to the risk that the other party may fail to return the security in a timely manner or at all. An Underlying Fund may lose money if the market value of the security transferred by the Underlying Fund declines below the repurchase price. Reverse repurchase agreements may be considered a form of borrowing for some purposes. The Russell Money Market Fund will only enter into reverse repurchase agreements collateralized by U.S. government or agency obligations. The Underlying Fixed Income Funds may purchase dollar rolls. A “dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, an Underlying Fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association (“GNMA”), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an Underlying Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which an Underlying Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Underlying Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to an
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Underlying Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered. An Underlying Fund’s obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Underlying Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Underlying Funds’ restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to an Underlying Fund’s overall limitations on investments in illiquid securities. Successful use of mortgage dollar rolls depends on an Underlying Fund’s ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that market value of the securities an Underlying Fund is required to purchase may decline below the agreed upon repurchase price. Corporate Debt Securities. The Underlying Fixed Income Funds and the Underlying Equity Funds may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. The Russell Money Market Fund may invest only in debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”) and other similar current or future government programs. Investments in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer’s equity securities. The Underlying Funds may also invest in debt securities that are accompanied by warrants which are convertible into the issuer’s equity securities, which have similar characteristics. See “Equity Securities” above for a fuller description of convertible securities. The Russell Global Infrastructure Fund may invest in corporate debt securities issued by infrastructure companies. Securities Issued in Connection with Reorganizations and Corporate Restructuring. In connection with reorganizing or restructuring of an issuer or its capital structure, an issuer may issue common stock or other securities to holders of debt instruments. An Underlying Fixed Income Fund may hold such common stock and other securities even though it does not ordinarily purchase or may not be permitted to purchase such securities. Zero Coupon Securities. The Underlying Fixed Income Funds and the Russell Money Market Fund may invest in zero coupon securities. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Zero coupon securities trade at a discount from their par value and are subject to greater fluctuations of market value in response to changing interest rates. Government Zero Coupon Securities. The Russell Commodity Strategies Fund may invest in (i) Government Securities that have been stripped of their unmatured interest coupons, (ii) the coupons themselves and (iii) receipts or certificates representing interests in stripped Government Securities and coupons (collectively referred to as “Government zero coupon securities”). Mortgage-Related And Other Asset-Backed Securities. The forms of mortgage-related and other asset-backed securities the Underlying Fixed Income Funds may invest in include the securities described below. The Russell Money Market Fund may invest only in mortgage-related and other asset-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are generally made monthly. The securities are “pass-through” securities because they provide investors with monthly payments of principal and interest which in effect are a “pass-through” of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor. The principal governmental issuer of such securities is the Government National Mortgage Association (“GNMA”), which is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government related issuers include the Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the United States created pursuant to an Act of Congress, and which is owned entirely by the Federal Home
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Loan Banks, and the Federal National Mortgage Association (“FNMA”), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”) are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage passthrough securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes (or “tranches”), with each class bearing a different stated maturity. Asset-Backed Securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit liquidity support, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value. If the credit enhancement held by an Underlying Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Underlying Fund may experience loss or delay in receiving payment and a decrease in the value of the security. To-Be-Announced Mortgage-Backed Securities. The Underlying Fixed Income Funds and the Russell Commodity Strategies Fund may invest in to-be-announced mortgage-backed securities. As with other delayed-delivery transactions, a seller agrees to issue a to-be-announced mortgage-backed security (a “TBA”) at a future date. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, the Underlying Fund agrees to accept any mortgage-backed security that meets specified terms. Thus, the Underlying Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Underlying Fund. Risk Factors. The value of an Underlying Fund’s mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The quality and value of the underlying assets may decline, or default. This has become an increasing risk for collateral related to sub-prime, Alt-A and non-conforming mortgage loans, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of an Underlying Fund’s portfolio at the time the Underlying Fund receives the payments for reinvestment. Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk. MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities. Through its investments in MBS, including those that are issued by private issuers, an Underlying Fund may have exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-governmental MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are
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important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans. Unlike MBS issued or guaranteed by the U.S. government or a government sponsored entity (e.g., Fannie Mae (the Federal National Mortgage Association) and Freddie Mac (the Federal Home Loan Mortgage Corporation), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in an Underlying Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. Asset-backed securities may include MBS, loans, receivables or other assets. The value of the Underlying Fund’s asset-backed securities may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments, which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying asset-backed securities have become an increasing risk for asset-backed securities that are secured by home-equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market. Asset-backed securities (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Underlying Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is
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generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Underlying Funds to dispose of any then existing holdings of such securities. Structured Investment Vehicles. Certain investments in derivatives, including structured instruments as well as investments in mortgage-backed securities and asset-backed securities, involve the purchase of securities from structured investment vehicles (SIVs). SIVs are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit ratings. Investments in SIVs present Counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments. Because SIVs depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the SIVs may have to liquidate assets at a loss. Also, with respect to SIVs assets in finance companies, the Underlying Fund may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the Underlying Fund. Collateralized Loan Obligations. The Underlying Fixed Income Funds  and the Russell Money Market Fund may invest in collateralized loan obligations (“CLOs”). CLOs are special purpose entities which are collateralized mainly by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees. Payments of principal and interest are passed through to investors in a CLO and divided into several tranches of rated debt securities and typically at least one tranche of unrated subordinated securities, which may be debt or equity (“CLO Securities”). CLO Securities generally receive some variation of principal and/or interest installments and, with the exception of certain subordinated securities, bear different interest rates. If there are defaults or a CLO’s collateral otherwise underperforms, scheduled payments to senior tranches typically take priority over less senior tranches. Risk Factors. In addition to normal risks associated with debt obligations and fixed income and/or asset-backed securities as discussed elsewhere in this SAI and the Prospectus (e.g., credit risk, interest rate risk, market risk, default risk and prepayment risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments and one or more tranches may be subject to up to 100% loss of invested capital; (ii) the quality of the collateral may decline in value or default; (iii) the Underlying Fixed Income Funds may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. A CLO’s investments in its underlying assets may be CLO Securities that are privately placed and thus are subject to restrictions on transfer to meet securities law and other legal requirements. In the event that any Underlying Fixed Income Fund does not satisfy certain of the applicable transfer restrictions at any time that it holds CLO Securities, it may be forced to sell the related CLO Securities and may suffer a loss on sale. CLO Securities generally will be considered illiquid as there may be no secondary market for the CLO Securities. Loans and Other Direct Indebtedness. The Underlying Fixed Income Funds and the Russell Money Market Fund may purchase loans or other direct indebtedness, or participations in loans or other direct indebtedness, that entitles the acquiror of such interest to payments of interest, principal and/or other amounts due under the structure of the loan or other direct indebtedness. In addition to being structured as secured or unsecured, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. Risk Factors. Loans and other direct indebtedness involve the risk that an Underlying Fund will not receive payment of principal, interest and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer an Underlying Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by an Underlying Fund may involve revolving credit facilities or other standby financing commitments which obligate an Underlying Fund to pay additional cash on a certain date or on demand. These commitments may require an Underlying Fund
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to increase its investment in a company at a time when that Underlying Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that an Underlying Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high-grade debt obligations in an amount sufficient to meet such commitments. As an Underlying Fund may be required to rely upon another lending institution to collect and pass onto the Underlying Fund amounts payable with respect to the loan and to enforce the Underlying Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Underlying Fund from receiving such amounts. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Underlying Fund. In purchasing loans or loan participations, an Underlying Fund assumes the credit risk associated with the corporate buyer and may assume the credit risk associated with the interposed bank or other financial intermediary. The participation may not be rated by a nationally recognized rating service. Further, loan participations may not be readily marketable and may be subject to restrictions on resale. Loan participations are generally illiquid investments and are priced through a nationally recognized pricing service which determines loan prices by surveying available dealer quotations. If the corporate borrower defaults on its obligations, an Underlying Fund may end up owning the underlying collateral. Brady Bonds. The Underlying Fixed Income Funds may invest in Brady Bonds, the products of the “Brady Plan,” under which bonds are issued in exchange for cash and certain of a country’s outstanding commercial bank loans. The Brady Plan offers relief to debtor countries that have effected substantial economic reforms. Specifically, debt reduction and structural reform are the main criteria countries must satisfy in order to obtain Brady Plan status. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily U.S.-dollar) and are actively traded on the over-the-counter market. Bank Instruments. The Underlying Fixed Income Funds may invest in bank instruments, which include Eurodollar certificates of deposit (“ECDs”), Eurodollar time deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”). Risk Factors. ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are U.S. dollar denominated certificates of deposit issued by foreign branches of U.S. and foreign banks; ETDs are U.S. dollar denominated time deposits in a foreign branch of a U.S. bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information. High Risk Bonds. The Underlying Fixed Income Funds and Underlying Equity Funds may invest their assets in securities rated BBB- or lower by S&P, Baa3 or lower by Moody’s or BBB- or lower by Fitch (using highest of split ratings), or in unrated securities judged by the money managers to be of similar credit quality to those designations. Securities rated BBB- by S&P, Baa3 by Moody’s or BBB- by Fitch are the lowest ratings which are considered “investment grade,” although Moody’s considers securities rated Baa3, S&P considers bonds rated BBB- and Fitch considers bonds rated BBB-, to have some speculative characteristics. The Underlying Fixed Income Funds may be required by their Prospectus or investment guidelines to dispose of, in a prudent and orderly fashion, a security if its ratings drop below these minimum ratings. Risks Associated with High Risk Bonds. These lower rated debt securities are commonly referred to as “junk bonds.” Lower rated debt securities, or junk bonds, generally offer a higher yield than that available from higher grade issues but involve higher risks because they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Conversely, periods of economic expansion or falling interest rates enhance the ability of issuers to make payments of principal and interest and decrease the possibility of default. The market for lower rated debt securities is generally thinner and less active than that for higher quality securities, which would limit an Underlying Fund’s ability to sell such securities at fair value in response to changes in the economy or the financial markets. While such debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.
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Securities rated BBB- by S&P Baa3 by Moody’s or BBB by Fitch may involve greater risks than securities in higher rating categories. Securities receiving S&P’s BBB- rating are regarded as having adequate capacity to pay interest and repay principal. Such securities typically exhibit adequate investor protections but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rating categories. For further description of the various rating categories, see “Ratings of Debt Instruments.” Securities possessing Moody’s Baa3 rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security is judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well. Securities possessing Fitch’s BBB- rating indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category. Lower rated or unrated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations in response to changing interest rates. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, an Underlying Fund may incur additional expenses to seek financial recovery. In addition, the markets in which low rated or unrated debt securities are traded are generally thinner, more limited and less active than those for higher rated securities. The existence of limited markets for particular securities may diminish an Underlying Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Underlying Fund’s Shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of other investment grade securities, and the ability of an Underlying Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Underlying Fund was investing only in investment grade securities. The money managers of the Underlying Funds may use ratings to assist in investment decisions. Ratings of debt securities represent a rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than a rating indicates. Auction Market and Remarketed Preferred Stock. The Underlying Fixed Income Funds  and the Russell Commodity Strategies Fund may purchase certain types of auction market preferred stock (“AMPS”) or remarketed preferred stock (“RPS”) subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing, which are typically held weekly, is successful. If the auction or remarketing fails, the holder of certain types of AMPS or RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or Counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors. Alternative Minimum Tax Bonds. The Russell Commodity Strategies Fund may invest without limit in “Alternative Minimum Tax Bonds,” which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item
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for purposes of the federal individual and corporate “alternative minimum tax.” The alternative minimum tax is a special tax that applies to taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by the Underlying Fund may be lower than those from other Municipal Obligations acquired by the Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds. Event-Linked Bonds. The Russell Commodity Strategies Fund may invest in “event-linked bonds.” Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Underlying Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Underlying Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Underlying Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund. Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. The Russell Commodity Strategies Fund’s investments in fixed income securities may include deferred interest, pay-in-kind (“PIK”) and capital appreciation bonds. Deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality. PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment. Deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Underlying Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Underlying Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, the Underlying Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Underlying Fund. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. Municipal Debt Instruments. The recent economic downturn and budgetary constraints have made municipal securities more susceptible to downgrade, default and bankruptcy. In addition, difficulties in the municipal securities markets could result in increased illiquidity, price volatility and credit risk, and a decrease in the number of municipal securities investment opportunities. The value of
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municipal securities may also be affected by uncertainties involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. These uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Municipal Obligations and Bonds. The Russell Money Market Fund, Underlying Fixed Income Funds and the Russell Commodity Strategies Fund may invest in “municipal obligations.” Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which may be exempt from federal income tax in the opinion of bond counsel to the issuer. The Russell Money Market Fund may invest only in municipal obligations that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Municipal obligations include debt obligations issued to obtain funds for various public purposes and certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. Municipal bonds generally have maturities of more than one year when issued and have two principal classifications — General Obligation Bonds and Revenue Bonds. General Obligation Bonds – are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue Bonds – are payable only from the revenues derived from a particular facility or group of facilities or from the proceeds of special excise or other specific revenue service. Industrial Development Bonds – are a type of revenue bond and do not generally constitute the pledge of credit of the issuer of such bonds but rather the pledge of credit by the core obligor. The payment of the principal and interest on such bonds is dependent on the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Industrial development bonds are issued by or on behalf of public authorities to raise money to finance public and private facilities for business, manufacturing, housing, ports, pollution control, airports, mass transit and other similar type projects. Municipal Notes. The Russell Money Market Fund, Underlying Fixed Income Funds and the Russell Commodity Strategies Fund may invest in municipal notes. The Russell Money Market Fund may only invest in municipal notes that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Municipal notes generally have maturities of one year or less when issued and are used to satisfy short-term capital needs. Municipal notes include: Tax Anticipation Notes – issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues. Bond Anticipation Notes – issued in expectation of a municipality issuing a long-term bond in the future. Usually the long-term bonds provide the money for the repayment of the notes. Revenue Anticipation Notes – issued in expectation of receipt of other types of revenues such as certain federal revenues. Construction Loan Notes – sold to provide construction financing and may be insured by the Federal Housing Administration. After completion of the project, FNMA or GNMA frequently provides permanent financing. Pre-Refunded Municipal Bonds – bonds no longer secured by the credit of the issuing entity, having been escrowed with U.S. Treasury securities as a result of a refinancing by the issuer. The bonds are escrowed for retirement either at original maturity or at an earlier call date. Tax Free Commercial Paper – a promissory obligation issued or guaranteed by a municipal issuer and frequently accompanied by a letter of credit of a commercial bank. It is used by agencies of state and local governments to finance seasonal working capital needs, or as short-term financing in anticipation of long-term financing. Variable Rate Demand Notes – long-term, taxable, or tax-exempt bonds issued on a variable rate basis that can be tendered for purchase at par whenever rates reset upon contractual notice by the investor. The bonds tendered are then resold by the remarketing agent in the secondary market to other investors. Variable Rate Demand Notes can be converted to a long term fixed rate security upon appropriate notice by the issuer. The Underlying Funds’ money managers will continually monitor the pricing, quality and liquidity of the floating and variable rate demand instruments held by the Underlying Funds.
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Tax Free Participation Certificates – tax free floating, or variable rate demand notes which are issued by a municipal or governmental entity that sells a participation in the note. With respect to the Russell Commodity Strategies Fund, they are usually purchased to maintain liquidity. The Underlying Funds’ money managers will continually monitor the pricing, quality and liquidity of the participation certificates. A participation certificate gives an Underlying Fund an undivided interest in the municipal obligation in the proportion that the Underlying Fund’s participation interest bears to the total principal amount of the municipal obligation and provides the demand feature described below. Each participation is backed by: an irrevocable letter of credit or guaranty of a bank which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation; or an insurance policy of an insurance company that the money manager has determined meets the prescribed quality standards for the Underlying Fund. The Underlying Fund has the right to sell the participation certificate back to the institution and draw on the letter of credit or insurance on demand after thirty days’ notice for all or any part of the full principal amount of the Underlying Fund’s participation interest in the security plus accrued interest. The Underlying Funds’ money managers intend to exercise the demand feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Underlying Funds in order to make redemptions of Fund Shares, or (3) to maintain the required quality of its investment portfolios. The institutions issuing the participation certificates will retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by an Underlying Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. The Underlying Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance. The Underlying Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be a capitalized expense of the Underlying Fund. Demand Notes. The Underlying Fixed Income Funds may purchase obligations with the right to a “put” or “stand-by commitment.” A “put” on a municipal obligation obligates the seller of the put to buy within a specified time and at an agreed upon price a municipal obligation the put is issued with. A stand-by commitment is a commitment by an underwriter to purchase for resale any part of a new issue offered to current shareholders in a rights offering which remains unsubscribed.
 The Russell Commodity Strategies Fund may also invest in demand notes and the Russell Money Market Fund may invest in variable rate demand notes that are supported by credit and liquidity enhancements from U.S. government agencies. Demand notes are obligations with the right to a “put,” obligating the provider of the put to buy the security within a specified time and at an agreed upon price. Variable rate demand notes are floating rate instruments with terms of as much as 40 years which pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. Liquidity is provided with a put feature, which allows the holder to put the security at par plus accrued interest on any interest rate reset date, usually with one or seven days notice. Variable rate demand notes almost always have credit enhancement in the form of either a letter of credit or bond insurance. The Underlying Funds will enter into put and stand-by commitments with institutions such as banks and broker-dealers that the Underlying Funds’ money managers continually believe satisfy the Underlying Funds’ credit quality requirements. Risk Factors. The ability of the Underlying Funds to exercise the put or stand-by commitment may depend on the seller’s ability to purchase the securities at the time the put or stand-by commitment is exercised or on certain restrictions in the buy back arrangement. Such restrictions may prohibit the Underlying Funds from exercising the put or stand-by commitment except to maintain portfolio flexibility and liquidity. In the event the seller would be unable to honor a put or stand-by commitment for financial reasons, the Underlying Funds may, in the opinion of Underlying Funds’ management, be a general creditor of the seller. There may be certain restrictions in the buy back arrangement which may not obligate the seller to repurchase the securities. (See “Certain Investments — Municipal Notes — Tax Free Participation Certificates.”) The Underlying Funds may purchase from issuers floating or variable rate municipal obligations some of which are subject to payment of principal by the issuer on demand by the Underlying Funds (usually not more than thirty days’ notice). The Underlying Funds may also purchase floating or variable rate municipal obligations or participations therein from banks, insurance companies or other financial institutions which are owned by such institutions or affiliated organizations. Each participation is usually backed by an irrevocable letter of credit, or guaranty of a bank or insurance policy of an insurance company. Variable Amount Master Demand Notes. The Underlying Fixed Income Funds may invest in variable amount master demand notes. Variable amount master demand notes are unsecured obligations redeemable upon notice that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. A variable
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amount master demand note differs from ordinary commercial paper in that (1) it is issued pursuant to a written agreement between the issuer and the holders, (2) its amount may, from time to time, be increased (may be subject to an agreed maximum) or decreased by the holder of the issue, (3) it is payable on demand, (4) its rate of interest payable varies with an agreed upon formula and (5) it is not typically rated by a rating agency. Variable and Floating Rate Securities. The Underlying Fixed Income Funds  and the Russell Money Market Fund may invest in variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a specified margin above or below the prime rate of a specified bank or some similar objective standard, such as the yield on the 90-day U.S. Treasury Bill rate, and may change as often as daily. Generally, changes in interest rates on variable and floating rate securities will reduce changes in the securities’ market value from the original purchase price resulting in the potential for capital appreciation or capital depreciation being less than for fixed–income obligations with a fixed interest rate. The Underlying Funds may purchase variable rate U.S. government obligations which are instruments issued or guaranteed by the U.S. government, or an agency or instrumentality thereof, which have a rate of interest subject to adjustment at regular intervals but no less frequently than every 762 days (397 days for the Russell Money Market Fund). Variable rate U.S. government obligations whose interest rates are readjusted no less frequently than every 762 days (397 days for the Russell Money Market Fund) will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The Russell Money Market Fund may invest only in variable rate securities, and only in those variable rate securities that are backed by the full faith and credit if the U.S. government, its agencies or instrumentalities. Commercial Paper. The Russell Money Market Fund, Underlying Fixed Income Funds  and the Russell Commodity Strategies Fund may invest in commercial paper, which consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Russell Money Market Fund may invest only in asset-backed commercial paper that is issued or guaranteed by the U.S. government, its agencies or instrumentalities. Asset-Backed Commercial Paper. The Russell Money Market Fund, Underlying Fixed Income Funds  and the Russell Commodity Strategies Fund may invest in asset-backed commercial paper. This is commercial paper issued by a bankruptcy remote special purpose entity to fund the acquisition of financial assets (such as trade receivables, commercial loans, auto and equipment loans, leases or collateral debt obligations) that is repaid from the cash flows of those receivables on a specific date. The Russell Money Market Fund may invest only in asset-backed commercial paper that is issued or guaranteed by the U.S. government, its agencies or instrumentalities. Indexed Commercial Paper. The Underlying Fixed Income Funds and the Russell Commodity Strategies Fund may invest in indexed commercial paper, which is U.S.-dollar denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on indexed commercial paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S.-dollar denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity. While such commercial paper entails risk of loss of principal, the potential risk for realizing gains as a result of changes in foreign currency exchange rates enables an Underlying Fund to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. Credit and Liquidity Enhancements. The Russell Money Market Fund, Underlying Fixed Income Funds  and the Russell Commodity Strategies Fund may invest in securities supported by credit and liquidity enhancements from third parties, generally letters of credit from foreign or domestic banks. Liquidity enhancements may be used to shorten the maturity of the debt obligation through a demand feature. Adverse changes in the credit quality of these institutions could cause losses to the Underlying Funds that invest in these securities and may affect their share price. Funding Agreements. The Underlying Fixed Income Funds and the Russell Commodity Strategies Fund may invest in various types of funding agreements. A funding agreement is an obligation of indebtedness negotiated privately between an investor and an insurance company. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by an Underlying Fund may be regarded as illiquid and therefore will be subject to the Underlying Fund’s limitation on illiquid investments. Investment in the Subsidiary by the Russell Commodity Strategies Fund
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The Russell Commodity Strategies Fund will invest up to 25% of its total assets in the shares of its wholly owned and controlled Subsidiary. Investments in the Subsidiary are expected to provide the Underlying Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent IRS rulings, as discussed below under “Taxes--Tax Treatment of Commodity-Linked Swaps and Structured Notes.” The Subsidiary is managed by RIMCo and advised by the money managers, and has the same investment objective as the Fund. The Subsidiary (unlike the Underlying Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on them. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Underlying Fund, including the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Underlying Fund. The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Underlying Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. By investing in the Subsidiary, the Underlying Fund would be indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary would provide exposure similar to that held by the Underlying Fund and would be subject to the same risks that apply to similar investments if held directly by the Underlying Fund. The Subsidiary invests primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. Although the Underlying Fund may enter into these commodity-linked derivative instruments directly, the Underlying Fund will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary. To the extent that a money manager believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity index-linked notes, the Underlying Fund’s investment in the Subsidiary will likely increase. The Subsidiary will also invest in fixed income instruments, some of which are intended to serve as margin or collateral for the Subsidiary’s derivatives position. The derivative instruments in which the Underlying Fund and the Subsidiary primarily intend to invest are instruments linked to certain commodity indices. Additionally, the Underlying Fund or the Subsidiary may invest in derivative instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts, including swaps on commodity futures. The Underlying Fund’s or the Subsidiary’s investments in commodity-linked derivative instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the Underlying Fund’s portfolio may deviate from the returns of any particular commodity index. The Underlying Fund or the Subsidiary may also over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the Underlying Fund has greater or lesser exposure to that index than the value of the Underlying Fund’s net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations, and under normal circumstances the Underlying Fund will seek to maintain net notional exposure to one or more commodity indices within 5% (plus or minus) of the value of the Underlying Fund’s net assets. The portion of the Underlying Fund’s or Subsidiary’s assets exposed to any particular commodity or commodity sector will vary based on market conditions, but from time to time the portion could be substantial. To the extent that the Underlying Fund invests in the Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities discussed above. Subject to its investment management agreement with the Subsidiary, RIMCo selects money managers for the Subsidiary, allocates Subsidiary assets among money managers, oversees the money managers and evaluates the performance results. The Subsidiary’s money managers select the individual portfolio securities for the assets assigned to them. Neither RIMCo nor the money managers receive any additional compensation for doing so. The Subsidiary also has entered into an administration agreement with RFSC, pursuant to which RFSC provides certain administrative services for the Subsidiary, but receives no additional compensation for doing so. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and accounting agent services with the same or with affiliates of the same service providers that provide those services to the Underlying Fund. The Subsidiary is not registered under the 1940 Act, and, although the Subsidiary is subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund, the Subsidiary is not subject to all the investor protection of the 1940 Act. However, the Underlying Fund wholly owns and controls the Subsidiary, and the Underlying Fund and the Subsidiary are both managed by RIMCo, making it unlikely that the Subsidiary will take action contrary to the interests of the Underlying Fund and its shareholders. The Underlying Fund’s Board of Trustees has oversight responsibility for the investment activities of the Underlying Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. As noted above, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Underlying Fund. In addition, changes in the laws
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of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns. Other Financial Instruments Including Derivatives Options, Futures and Other Financial Instruments. The Underlying Funds may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Underlying Funds’ investments or, in certain circumstances, for investment purposes (e.g., as a substitute for investing in securities). These financial instruments include options, futures, forward contracts and swaps. Positions in these financial instruments, other than purchased options, expose a Fund to an obligation to another party. The Underlying Funds will not enter into any such transaction unless it owns (1) an offsetting (“covered”) position in securities, currencies or other options, futures contracts or forward contracts or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover their obligations to the extent not covered as provided in (1) above. The Underlying Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate the prescribed amount of cash or liquid assets as segregated. Assets used as cover or held as segregated cannot be sold while the position in the corresponding financial instrument is open unless they are replaced with other appropriate assets. Options and Futures. The Funds and Underlying Funds, other than the Russell Money Market Fund, may purchase and sell (write) both call and put options on securities, securities indexes, and foreign currencies, and purchase and sell interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts for hedging purposes or to effect investment transactions consistent with a Fund’s or an Underlying Fund’s investment objective and strategies. If other types of options, futures contracts, or options on futures contracts are traded in the future, the Funds and Underlying Funds may also use those instruments, provided that their use is consistent with the Funds and Underlying Funds’ investment objectives, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Funds and Underlying Funds (i.e., that written call or put options will be “covered” or “secured” and that futures contracts and options on futures contracts will be used for the purposes of hedging or effecting a Fund’s or an Underlying Fund’s permitted investment strategies, provided that initial margin and premiums required to establish such non-hedging positions will not exceed 5% of the Funds and Underlying Fund’s net assets). Options on Securities and Indexes. Each Fund and Underlying Fund, other than the Russell Money Market Fund, may purchase and write both call and put options on securities and securities indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign or national over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. The Funds and Underlying Funds intend to treat options in respect of specific securities that are not traded on a national securities exchange and the securities underlying covered call options as not readily marketable and therefore subject to the limitations on the Funds’ ability to hold illiquid securities. The Funds and Underlying Funds intend to purchase and write call and put options on specific securities. Exchange-listed options are issued by a regulated intermediary, such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. This discussion uses the OCC as an example but is also applicable to other financial intermediaries. With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although cash settlements may sometimes be available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instruments exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. A Fund’s or an Underlying Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. If one or more exchanges decide to discontinue the trading of options (or a particular class or series of options), the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.
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Over-the-counter options (“OTC Options”) are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The staff of the SEC takes the position that OTC Options and the assets used as “cover” for written OTC Options are illiquid. Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium paid for the option and any anticipated benefits of the transaction. Accordingly, RIMCo or the money manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC Option will be satisfied. A Fund or an Underlying Fund will engage in OTC Option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions that have received (or the guarantors or the obligations of which have received) a minimum long-term Counterparty credit rating, including reassignments, of BBB- or better as defined by S&P or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) or determined to be of equivalent credit by RIMCo or the money manager for the Fund. An option on a security (or securities index) is a contract that gives the purchaser of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the option period. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price, in the case of a call option, or to pay the exercise price upon delivery of the underlying security, in the case of a put option. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier (established by the exchange upon which the stock index is traded) for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.) Options on securities indexes are similar to options on specific securities except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements in the specific security. A Fund or an Underlying Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Fund or Underlying Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner or as a cost-efficient alternative to acquiring the securities for which the option is intended to serve as a proxy. A Fund or an Underlying Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate positively to one another. A Fund or an Underlying Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains liquid assets equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written, provided the difference is maintained by the Fund in liquid segregated assets. A put option on a security or an index is “covered” if the Fund maintains liquid segregated assets equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (1) equal to or greater than the exercise price of the put written, or (2) less than the exercise price of the put written, provided the difference is maintained by the Fund in liquid segregated assets. If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss (long- or short-term depending on whether the Funds and Underlying Fund’s holding period for the option is greater than one year) equal to the premium paid.
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To close out a position when writing covered options, a Fund may make a “closing purchase transaction,” which involves purchasing an option on the same security with the same exercise price and expiration date as the option which it previously wrote on the security. To close out a position as a purchaser of an option, a Fund may make a “closing sale transaction,” which involves liquidating the Underlying Fund’s position by selling the option previously purchased. The Fund will realize a profit or loss from a closing purchase or sale transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. A Fund or an Underlying Fund will realize a capital gain from a closing transaction on an option it has written if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. With respect to closing transactions on purchased options, the capital gain or loss realized will be short or long-term depending on the holding period of the option closed out. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date. The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a liability. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the last bid. Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained a risk of loss should the price of the underlying security decline. Where a Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security. If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Funds and Underlying Fund’s securities during the period the option was outstanding. Options on Foreign Currency. A Fund or an Underlying Fund may buy and sell put and call options on foreign currencies either on exchanges or in the over-the-counter market for the purpose of hedging against changes in future currency exchange rates or to effect investment transactions consistent with a Fund’s or an Underlying Fund’s investment objectives and strategies. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price
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which is anticipated to be higher than the spot price of the currency at the time the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. OTC Options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Futures Contracts and Options on Futures Contracts. A Fund or an Underlying Fund may invest in interest rate futures contracts, foreign currency futures contracts, Eurodollar futures or stock index futures contracts, and options thereon that are traded on a U.S. or foreign exchange or board of trade or over-the-counter. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index (such as the S&P 500® ) is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies. For example: the S&P 500® ; the Russell 2000® ; Nikkei 225; CAC-40; FT-SE 100; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the German Mark; the Japanese Yen; the French Franc; the Swiss Franc; the Mexican Peso and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future. Eurodollar futures are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate (“LIBOR”). In addition, foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund or an Underlying Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked. Frequently, using futures to affect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. A Fund or an Underlying Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or an option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed. A Fund or an Underlying Fund will only enter into futures contracts or options on futures contracts which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. A Fund or an Underlying Fund will enter into a futures contract only if the contract is “covered” or if the Fund at all times maintains liquid, segregated assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Fund or an Underlying Fund will write a call or put option on a futures contract only if the option is “covered.” For a discussion of how to cover a written call or put option, see “Options on Securities and Indexes” above. A Fund or an Underlying Fund may enter into futures contracts and options on futures contracts for “bona fide hedging” purposes, as defined under the rules of the Commodity Futures Trading Commission (the “CFTC”). A Fund or an Underlying Fund may also enter into futures contracts and options on futures contracts for non hedging purposes provided the aggregate initial margin and premiums required to establish such non-hedging positions will not exceed 5% of Funds and the Underlying Fund’s net assets.
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A Fund or an Underlying Fund will limit its use of futures contracts and options on futures contracts to hedging transactions and, within such 5% limits, to effect investment transactions consistent with its investment objective and strategies. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Underlying Fund’s securities or the price of the securities which the Fund intends to purchase. Additionally, a Fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes or, conversely, to reduce market exposure. When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with the broker a specified amount of cash or U.S. government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and, in certain cases by the Funds and Underlying Fund’s futures commission merchant (“FCM”). The required margin may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund and Underlying Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund, but is instead a settlement between the Fund and the FCM of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to- market its open futures positions. A Fund or an Underlying Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations. In the case of transactions, if any, involving certain regulated futures contracts, any gain or loss arising from the lapse, closing out or exercise of such positions generally will be treated as 60% long-term and 40% short-term capital gain or loss. In addition, at the close of each taxable year, such positions generally will be marked-to-market (i.e., treated as sold for fair market value), and any resulting gain or loss will be treated as 60% long-term and 40% short-term capital gain or loss. Limitations on Use of Futures and Options on Futures Contracts. A Fund or an Underlying Fund will not enter into a futures contract or futures option contract for purposes other than hedging if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are “in-the-money,” would exceed 5% of the Funds and Underlying Fund’s net assets. A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option. When purchasing a futures contract, a Fund will maintain (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price equal to or higher than the price of the contract held by the Fund. When selling a futures contract, a Fund will maintain (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in segregated liquid assets). When selling a call option on a futures contract, a Fund will maintain (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may “cover” its position by entering into a long position in
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the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund (or at a higher price if the difference is maintained in segregated, liquid assets). When selling a put option on a futures contract, a Fund will maintain (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may “cover” the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund. The Funds and Underlying Funds are limited in entering into futures contracts and options on futures contracts to positions which constitute “bona fide hedging” positions within the meaning and intent of applicable CFTC rules and, with respect to positions for non-hedging purposes, to positions for which the aggregate initial margins and premiums will not exceed 5% of the net assets of a Fund. Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts on securities, including technical influences in futures trading and options on futures contracts, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate or other trends. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund or an Underlying Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed. Foreign Currency Futures Contracts. The Funds and Underlying Funds are also permitted to enter into foreign currency futures contracts in accordance with their investment objectives and as limited by the procedures outlined above. A foreign currency futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept delivery of a specified type of debt security or currency at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. The Funds and Underlying Funds may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar or other currencies or to effect investment transactions consistent with the Funds’ investment objectives and strategies. When a manager anticipates a significant change in a foreign exchange rate while intending to invest in a foreign security, a Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction or as a means to gain portfolio exposure to that currency. Such a purchase would serve as a temporary measure to protect the Fund against any rise
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in the foreign exchange rate which may add additional costs to acquiring the foreign security position. The Funds and Underlying Funds may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate. The Funds and Underlying Funds may purchase a call option or write a put option on a foreign exchange futures contract to hedge against a decline in the foreign exchange rates or the value of its foreign securities. The Funds and Underlying Funds may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities or as a means to gain portfolio exposure to a currency. Forward Foreign Currency Exchange Transactions (“Forward Currency Contracts”). The Funds and Underlying Funds may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates or to effect investment transactions consistent with the Funds’ and Underlying Funds’ investment objectives and strategies. The Funds and Underlying Funds will conduct their forward foreign currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts (“forward contract”) to purchase or sell currency at a future date. A forward contract involves an obligation to purchase or sell a specific currency. For example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen — at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) generally have no deposit requirements and (c) are consummated without payment of any commissions. A Fund or an Underlying Fund may, however, enter into forward currency contracts containing either or both deposit requirements and commissions. In order to assure that a Fund’s or an Underlying Fund’s forward currency contracts are not used to achieve investment leverage, the Fund or Underlying Fund will segregate liquid assets in an amount at all times equal to or exceeding the Fund’s or Underlying Fund’s commitments with respect to these contracts. The Funds and Underlying Funds may engage in a forward contract that involves transacting in a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Funds’ and Underlying Funds’ portfolio securities are or are expected to be denominated. A Fund’s or an Underlying Fund’s dealings in forward contracts may involve hedging involving either specific transactions or portfolio positions or taking a position in a foreign currency. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Funds or Underlying Funds generally accruing in connection with the purchase or sale of their portfolio securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in the currency. A Fund or an Underlying Fund may not enter into a forward currency contract to sell a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currency convertible into that particular currency (or another currency or aggregate of currencies which act as a proxy for that currency). The Funds and Underlying Funds may enter into a forward currency contract to purchase a currency other than that held in the Funds’ and Underlying Funds’ portfolios. If a Fund or an Underlying Fund enters into a forward currency contract, liquid assets will be segregated in an amount equal to the value of the Fund’s or Underlying Fund’s total assets committed to the consummation of the forward contract. If the value of the securities that are segregated declines, additional liquid assets will be segregated so that the value of the segregated, liquid assets will equal the amount of the Fund’s or Underlying Fund’s commitment with respect to the contract. Forward currency transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies. At or before the maturity of a forward foreign currency contract, a Fund or an Underlying Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund or Underlying Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a Fund or an Underlying Fund retains the portfolio security and engages in an offsetting transaction, the Fund or Underlying Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Funds or Underlying Funds entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund or Underlying Fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the Fund or Underlying Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell. There can be no assurance that new forward currency contracts or offsets will be available to a Fund or an Underlying Fund. Upon maturity of a forward currency contract, the Funds and Underlying Funds may (a) pay for and receive, or deliver and be paid for, the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (c) negotiate with the dealer to terminate the forward contract by entering into an offset
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with the currency trader whereby the parties agree to pay for and receive the difference between the exchange rate fixed in the contract and the then current exchange rate. A Fund or an Underlying Fund also may be able to negotiate such an offset prior to maturity of the original forward contract. There can be no assurance that new forward contracts or offsets will be available to the Funds and Underlying Funds. The cost to a Fund or an Underlying Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward foreign currency contracts limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund or an Underlying Fund may be able to contract to sell the currency at a price above the devaluation level that it anticipates. Forward foreign currency contracts are not currently regulated by the SEC or CFTC. They are traded through financial institutions acting as market-makers. In the forward foreign currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, as with foreign currency futures contracts, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions. The market for forward currency contracts may be limited with respect to certain currencies. These factors will restrict a Fund’s or an Underlying Fund’s ability to hedge against the risk of devaluation of currencies in which the Fund or Underlying Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available, the successful use of forward currency contracts draws upon a money manager’s special skills and experience with respect to such instruments and usually depends on the money manager’s ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund or an Underlying Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward currency contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time a Fund or an Underlying Fund is engaged in that strategy. A Fund’s or an Underlying Fund’s ability to dispose of its positions in forward currency contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that the Fund or Underlying Fund will be able to utilize these instruments effectively for the purposes set forth above. Forward foreign currency transactions are subject to the additional risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund’s or an Underlying Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (5) lesser trading volume and (6) that a perceived linkage between various currencies may not persist throughout the duration of the contracts. Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contract and Options Thereon. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be
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adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund’s or an Underlying Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume. Swap Agreements and Swaptions. The Funds and Underlying Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Funds and Underlying Funds receiving or paying, as the case may be, only the net amount of the two payments. When a Fund or an Underlying Fund enters into a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (e.g., an exchange of floating rate payments for fixed rate payments). The Funds and Underlying Funds may enter into several different types of swap agreements including interest rate, credit and currency swaps. Interest rate swaps are agreements that can be customized to meet each party’s needs, and involve the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are agreements where two parties exchange specified amounts of different currencies which are followed by each paying the other a series of interest payments that are based on the principal cash flow. At maturity the principal amounts are returned. Credit default swaps are agreements which allow the transfer of third-party credit risk (the possibility that an issuer will default on its obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the Counterparty in the swap agrees to insure this risk in exchange for regular periodic payments. The Funds and Underlying Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date or for return enhancement. The net amount of the excess, if any, of the Funds’ or Underlying Funds’ obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be segregated. To the extent that the Funds or Underlying Funds enter into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Funds’ or Underlying Funds’ obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Funds or Underlying Funds will have contractual remedies pursuant to the agreement related to the transaction. The Funds and Underlying Funds may enter into swap agreements with Counterparties that meet RIMCo’s credit quality limitations. The Funds and Underlying Funds will not enter into any swap agreement unless the Counterparty has a minimum senior unsecured credit rating or long term Counterparty credit rating, including reassignments, of A- or better as defined by S&P or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) at the time of entering into such transaction. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Underlying Funds or the ability of the Underlying Funds to continue to implement their investment strategies. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Underlying Funds is impossible to predict, but could be substantial and adverse. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law by President Obama on July 21, 2010. The Dodd-Frank Act will change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for over-the-counter (“OTC”) derivatives, including financial instruments, such as swaps, in which the Underlying Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions. Provisions in the Dodd-Frank Act include new registration, recordkeeping, capital and margin requirements for “swap dealers” and “major swap participants” as determined by the Dodd-Frank Act and applicable regulations; and the required use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because the rulemaking and regulations implementing the Dodd-Frank Act have not been completed, it is not possible at this time to gauge the exact
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nature and scope of the impact of the Dodd-Frank Act on any of the Underlying Funds, but it is expected that swap dealers, major market participants and swap Counterparties, including the Underlying Funds, will experience new and/or additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated may negatively impact a Fund’s or an Underlying Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its Counterparties. In particular, new position limits imposed on a Fund or an Underlying Fund or its Counterparties may impact that Fund’s ability to invest in a manner that efficiently meets its investment objective, and new requirements, including capital and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. The Funds and Underlying Fixed Income Funds may enter into credit default swaps. A credit default swap can refer to corporate issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset. The Funds and Underlying Fixed Income Funds may act as either the buyer or the seller of a credit default swap. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, due to the possible or potential instability in the market, there is a risk that a Fund or an Underlying Fixed Income Fund may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, a Fund or an Underlying Fixed Income Fund may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. Currently, the market for credit default swap agreements is largely unregulated. In an unhedged credit default swap, the Funds and Underlying Fixed Income Funds enter into a credit default swap without owning the underlying asset or debt issued by the reference entity. Credit default swaps allow the Funds and Underlying Fixed Income Funds to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. As the seller of protection in a credit default swap, the Funds and Underlying Fixed Income Funds would be required to pay the par or other agreed-upon value (or otherwise perform according to the swap contract) of a reference debt obligation to the Counterparty in the event of a default (or other specified credit event), and the Counterparty would be required to surrender the reference debt obligation. In return, the Funds and Underlying Fixed Income Funds would receive from the Counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Funds and Underlying Fixed Income Funds would keep the stream of payments and would have no payment obligations. As a seller of protection, the Funds and Underlying Fixed Income Funds would effectively add leverage to its portfolio because in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap. The Funds and Underlying Fixed Income Funds may also purchase protection via credit default swap contracts in order to offset the risk of default of debt securities held in its portfolio, in which case the Funds and Underlying Fixed Income Funds would function as the Counterparty referenced in the preceding paragraph. Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific reference obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds and Underlying Fixed Income Funds may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Funds and Underlying Fixed Income Funds own or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood (as measured by the credit default swap’s spread) of a particular issuer’s default. Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, deliverable obligations in most instances would be limited to the specific reference obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write-down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the reference obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement generally will be adjusted by corresponding amounts. The Funds and Underlying Fixed Income Funds may use credit default swaps on asset-backed securities to provide a measure of protection against defaults (or other defined credit events) of the reference obligation or to take an active long or short position with respect to the likelihood of a particular reference obligation’s default (or other defined credit events). Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference obligations comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that
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are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Traders may use credit default swaps on indices to speculate on changes in credit quality. Credit default swaps could result in losses if the Funds and Underlying Fixed Income Funds do not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Funds and Underlying Fixed Income Funds had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk and Counterparty risk. The Funds and Underlying Fixed Income Funds will generally incur a greater degree of risk when they sell credit default swaps than when they purchase credit default swaps. As buyers of credit default swaps, the Funds and Underlying Fixed Income Funds may lose their investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Funds and Underlying Fixed Income Funds, coupled with the upfront or periodic payments previously received, may be less than what they pay to the buyer, resulting in a loss of value to the Funds and Underlying Fixed Income Funds. If the creditworthiness of the Funds’ or Underlying Fixed Income Funds’ swap Counterparty declines, the risk that the Counterparty may not perform could increase, potentially resulting in a loss to the Funds and Underlying Fixed Income Funds. To limit the Counterparty risk involved in swap agreements, the Funds and Underlying Fixed Income Funds will only enter into swap agreements with Counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the Funds and Underlying Fixed Income Funds will be able to do so, the Funds and Underlying Fixed Income Funds may be able to reduce or eliminate their exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The Funds and Underlying Fixed Income Funds may have limited ability to eliminate their exposure under a credit default swap if the credit of the reference entity or underlying asset has declined. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a money manager using this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund or an Underlying Fund might diminish compared to what it would have been if this investment technique were not used. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Funds or Underlying Funds are contractually obligated to make. If the other party to an interest rate swap defaults, the Funds’ or Underlying Funds’ risk of loss consists of the net amount of interest payments that the Funds or Underlying Funds are contractually entitled to receive. Since interest rate swaps are individually negotiated, the Funds and Underlying Funds expect to achieve an acceptable degree of correlation between their rights to receive interest on their portfolio securities and their rights and obligations to receive and pay interest pursuant to interest rate swaps. A Fund or an Underlying Fund may enter into a swaption (an option on a swap). In a swaption, in exchange for an option, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in the Fund’s statement of financial condition. Index Swap Agreements. The Funds and Underlying Funds, other than the Russell Money Market Fund, may enter into index swap agreements to expose cash reserves to markets or to effect investment transactions consistent with these Funds’ and Underlying Funds’ investment objectives and strategies. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e., a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index). Under most swap agreements entered into by the Funds and Underlying Funds, the parties’ obligations are determined on a “net basis.” Consequently, a Fund’s or an Underlying Fund’s obligations or rights under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party. A Fund’s or an Underlying Fund’s
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obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund or Underlying Fund) and any accrued but unpaid net amounts owed to a swap Counterparty will be covered by segregating cash or other liquid assets to avoid any potential leveraging of a Fund’s or an Underlying Fund’s portfolio. No Fund will enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Fund’s or Underlying Fund’s net assets. Structured Notes. The Russell Commodity Strategies Fund may invest in structured notes. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. The terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Therefore, structured notes may be more volatile, less liquid and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent the Underlying Fund invests in these notes and securities, however, these notes are analyzed in the overall assessment of the effective duration of the Underlying Fund’s holdings in an effort to monitor the Underlying Fund’s interest rate risk. Commodity-linked notes are a type of structured note. Commodity-linked notes are privately negotiated structured debt securities indexed to the return of an index such as the DJ-UBS Index, which is representative of the commodities market. They are available from a limited number of approved issuers, and all invested amounts are exposed to the issuer’s credit risk. Commodity-linked notes may be leveraged. For example, if a fund invests $100 in a three-times leveraged commodity-linked note, it will exchange $100 principal with the dealer to obtain $300 exposure to the commodities market because the value of the note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying index. This means a $100 note would be worth $70 if the commodity index decreased by 10 percent. Structured notes also are subject to credit risk of the dealer. Uncovered Options Transactions. The Russell Commodity Strategies Fund may write options that are not covered (or so called “naked options”). When the Underlying Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When the Underlying Fund sells an uncovered put option, it does not simultaneously have a short position in the underlying security. Uncovered options are riskier than covered options because there is no underlying security held by the Underlying Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. Uncovered put options have speculative characteristics and the potential loss is substantial. Forward Commitments. A Fund or an Underlying Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a “forward commitment” or “when-issued” transaction) so long as such transactions are consistent with the Funds and Underlying Fund’s ability to manage its investment portfolio and meet redemption requests. A Fund or an Underlying Fund may dispose of a forward commitment or when-issued transaction prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, liquid assets of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Funds and Underlying Fund’s records at the trade date and maintained until the transaction is settled. Forward commitments and when-issued transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction. Additionally, under certain circumstances, the Russell International Developed Markets, Russell Emerging Markets, Russell Global Opportunistic Credit and Russell Global Infrastructure Funds may occasionally engage in “free trade” transactions in which delivery of securities sold by the Funds and Underlying Fund is made prior to the Funds and Underlying Fund’s receipt of cash payment therefor or the Funds and Underlying Fund’s payment of cash for portfolio securities occurs prior to the Funds and Underlying Fund’s receipt of those securities. Cash payment in such instances generally occurs on the next business day in the local market. “Free trade” transactions involve the risk of loss to Funds and an Underlying Fund if the other party to the “free trade” transaction fails to complete the transaction after a Fund has tendered cash payment or securities, as the case may be. Stand-By Commitment Agreements. The Russell Commodity Strategies Fund may invest in “stand-by commitments” with respect to securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Underlying Fund’s option specified securities at a specified price. The Underlying Fund’s right to exercise stand-by commitments is unconditional
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and unqualified. Stand-by commitments acquired by the Underlying Fund may also be referred to as “put” options. A stand-by commitment is not transferable by the Underlying Fund, although the Underlying Fund can sell the underlying securities to a third party at any time. The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. When investing in stand-by commitments, the Underlying Fund will seek to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of the money manager, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the money manager will periodically review relevant financial information concerning the issuer’s assets, liabilities and contingent claims. The Underlying Fund acquires stand-by commitments only in order to facilitate portfolio liquidity and does not expect to exercise its rights under stand-by commitments for trading purposes. The amount payable to the Underlying Fund upon its exercise of a stand-by commitment is normally (i) the Underlying Fund’s acquisition cost of the securities (excluding any accrued interest which the Underlying Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Underlying Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. The Underlying Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Underlying Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield-to-maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Underlying Fund’s portfolio will not exceed 1/2 of 1% of the value of the Underlying Fund’s total assets calculated immediately after each stand-by commitment is acquired. The Underlying Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by the Underlying Fund would be valued at zero in determining net asset value. Where the Underlying Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Underlying Fund. The Underlying Fund will at all times maintain a segregated account with its custodian consisting of cash or liquid securities in an aggregate amount equal to the purchase price of the securities underlying the commitment. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of the purchase price. The Underlying Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. The Internal Revenue Service (“IRS”) has issued a revenue ruling to the effect that a regulated investment company will be treated for federal income tax purposes as the owner of the municipal obligations acquired subject to a stand-by commitment and the interest on the municipal obligations will be tax-exempt to the Underlying Fund. Custodial Receipts and Trust Certificates. The Russell Commodity Strategies Fund may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government securities, municipal securities or other types of securities in which the Underlying Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Underlying Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Underlying Fund may also invest in separately issued interests in custodial receipts and trust certificates. Although under the terms of a custodial receipt or trust certificate the Underlying Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Underlying Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.
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Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the IRS has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments. Taxes Distributions of Net Investment Income. Each Fund’s income consists of dividends it receives from the Underlying Funds, less the estimated expenses of the Fund. Any distributions by a Fund from such income will be taxable to you as ordinary income (other than certain qualified dividend income, described below), whether you receive them in cash or additional shares. If you are an individual investor, a portion of the dividends received by you from certain Funds may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains through 2012. A Fund’s distribution is treated as qualified dividend income to the extent that an Underlying Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, and distributes that income to the Fund as a qualified dividend, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations. For individual and other non-corporate taxpayers, the maximum rate applicable to qualified dividend income is currently 15%. It is not expected that any portion of the Russell Commodity Strategies Fund’s distributions will be eligible to be treated as qualified dividend income. Distributions of Capital Gain. An Underlying Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities. Any net capital gains may be distributed to a Fund as capital gain distributions. A Fund may also derive capital gains and losses in connection with sales of shares of the Underlying Funds. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in a Fund. Capital gains generally will be distributed by a Fund once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund. The maximum rate applicable to long-term capital gains is 15% through 2012. After 2012, this maximum rate applicable to long-term capital gains currently is scheduled to increase to 20%. Return of Capital. If, for any calendar year, the total distributions (net investment income dividend and short-term and long-term capital gain dividends) exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in a Fund. This is considered a return of a portion of a shareholder’s original investment. Distributions in excess of a Funds’ current and accumulated earnings and profits reduce a shareholder’s cost basis in his or her Funds Shares, thereby increasing such shareholder’s potential gain or reducing his or her potential loss on the future sale of Funds Shares. Any such distributions in excess of a shareholder’s cost basis in his or her Funds Shares will be treated as gain from the sale or exchange of those Shares. Medicare Tax. For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Effect of Foreign Investments on Distributions. Most foreign exchange gain realized on the sale of debt securities is treated as ordinary income by an Underlying Fund. Similarly, foreign exchange loss realized on the sale of debt securities by an Underlying Fund generally is treated as ordinary loss. This gain when distributed will be taxable to the Fund as ordinary income, and any loss will reduce an Underlying Fund’s ordinary income otherwise available for distribution to the Fund. This treatment could increase or decrease an Underlying Fund’s ordinary income distributions to a Fund and, in turn, to you, and may cause some or all of the Underlying Fund’s previously distributed income to be classified as a return of capital to the
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Fund. A return of capital generally is not taxable to a Fund, but reduces the Fund’s tax basis in its shares of the Underlying Fund. Any return of capital in excess of the Fund’s tax basis is taxable to the Fund as a capital gain. Certain Underlying Funds may be subject to foreign withholding taxes on income from certain foreign securities. This could reduce such an Underlying Fund’s ordinary income distributions to a Fund and, in turn, to you. Information on the Amount and Tax Character of Distributions. Each Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of its tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, a Fund may report and distribute to you, as ordinary income or capital gain, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in October, November or December to shareholders of record in such month but paid in January are taxable to you as if they were paid in December. Election to be Taxed as a Regulated Investment Company. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”). Each Fund has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes to you. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such a case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as ordinary dividend income to the extent of the Fund’s earnings and profits. Excise Tax Distribution Requirements. To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98.2% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes. Redemption of Fund Shares. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different RIC Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you held your shares. Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by a Fund on those shares. Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares. U.S. Government Securities. The income earned on certain U.S. government securities is generally exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Dividends paid by a Fund may not be exempt from state and local taxes in certain states when the Fund invests in U.S. government securities only indirectly by investing in an Underlying Fund. The income on Underlying Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g. Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations. Dividends-Received Deduction for Corporations. If you are a corporate shareholder, a percentage of the dividends paid by certain Funds for the most recent fiscal year may have qualified for the dividends-received deduction. You may be allowed to deduct a portion of these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends, if certain holding period and other requirements are met. The dividends-received deduction will be available only with respect to dividends designated by a Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.
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Investment in Complex Securities. Certain Underlying Funds may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Underlying Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Underlying Fund (possibly causing the Underlying Fund to sell securities to raise the cash for necessary distributions). These rules could defer the Underlying Fund’s ability to recognize a loss, and, in limited cases, subject the Underlying Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing and tax character of income distributed by an Underlying Fund to a Fund and, in turn, to you. Non-U.S. Investors. Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to U.S. estate taxes, and are subject to special U.S. tax certification requirements. For Fund taxable years beginning after 2004 and before 2012, a portion of Fund distributions received by a non-U.S. investor may, however, be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains if properly reported by the Fund. Also, for that same period, U.S. estate taxes may not apply to that portion of Shares held by a non-U.S. investor that is attributable to Underlying Fund assets consisting of certain debt obligations or other property treated as not within the United States for U.S. estate tax purposes. If a non-U.S. investor were to hold an interest of more than 5% in a Fund that was deemed to be a “U.S. real property holding company” by reason of holding significant interests (other than as a creditor) in other U.S. real property holding companies (including REITS) or “U.S. real property,” certain Fund distributions could be taxable to such investor and require the investor to file U.S. tax returns. Effective January 1, 2014, a Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and redemption proceeds made to certain non-U.S. entities that fail to comply with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds. Backup Withholding. By law, each Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the rate is 28% for calendar year 2012 and is expected to be 31% thereafter. Tax Treatment of Commodity-Linked Swaps and Structured Notes. The IRS has issued rulings that provide that in order for the RIC Russell Commodity Strategies Fund to qualify as a regulated investment company under the Code, the income derived from commodity-linked swaps must be limited to a maximum of 10% of the Fund’s gross income. The IRS has also issued private letter rulings to other taxpayers in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income and that income derived from a wholly-owned subsidiary will also constitute qualifying income to the Underlying Fund, even if the subsidiary itself owns commodity-linked notes and swaps, commodity options, futures and options on futures. Although those private letter rulings can be relied on only by the taxpayers to whom they were issued, based on the reasoning in such rulings, the Underlying Fund will seek to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and swaps and, through investments in the Subsidiary, futures contracts on individual commodities or a subset of commodities and options on them. The Underlying Fund has also requested its own such private letter ruling, although the IRS currently has suspended the issuance of such rulings pending further internal review. There can be no assurance that the IRS will issue the requested ruling to the Underlying Fund, or that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives and the Fund’s investments in the Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. The Subsidiary is not expected to be subject to U.S. federal income tax. It will, however, be considered a controlled foreign corporation, and the Fund will be required to include as ordinary income annually amounts earned by the Subsidiary during that year. Furthermore, the Underlying Fund, as a regulated investment company, will be required to distribute the Subsidiary’s income, whether or not the Subsidiary makes a distribution to the Underlying Fund during the taxable year. Any losses of the Subsidiary will generally only be available to offset any income of the Subsidiary in the same year. Additional Tax Information With Respect to the Russell Money Market Fund
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The tax information described in “Taxes” above applies to the Russell Money Market Fund except as noted in this section. Distributions of Net Investment Income. The Fund typically pays dividends from its daily net income each day that its net asset value is calculated. The Fund’s daily net income includes accrued interest and any original issue or acquisition discount, less the estimated expenses of the Fund. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares. Because the Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify as qualified dividend income for individual shareholders. Distributions of Capital Gain. A Fund may derive capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Because the Fund is a money market fund, it does not expect to realize any long-term capital gain. Maintaining a $1 Share Price. Gain and loss on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the money market funds to adjust distributions to maintain its $1 share price. These procedures may result in under- or over-distributions by the Fund of its net investment income. Information on the Amount and Tax Character of Distributions. The Fund will inform you of the amount of your taxable ordinary income (including qualified dividend income) and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, the Fund may report and distribute to you, as taxable income, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by the Fund in December but paid in January are taxed to you as if made in December. Redemption of Fund Shares. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. Because the Fund tries to maintain a stable $1 share price, however, you should not expect to realize any capital gain or loss on the sale or exchange of your shares. For tax purposes, an exchange of your Fund shares for shares of a different RIC Fund is the same as a sale. Dividends-Received Deduction for Corporations. Because the Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction. At December 31, 2011, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Net capital losses incurred in portfolio transactions for taxable years beginning after December 22, 2010 will not expire. Available capital loss carryforwards and expiration dates are as follows:
Funds	12/31/15	Total
2017 Retirement Distribution Fund - A Shares	$126,925	$126,925
2017 Retirement Distribution Fund - S Shares	--	--
You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.
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credit Rating definitions MOODY’S INVESTORS SERVICE, INC. (MOODY’S): Long-Term Obligation Ratings Aaa –– Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk. Aa –– Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. A –– Obligations rated A are considered upper- medium grade- and are subject to low credit risk. Baa –– Obligations rated Baa are subject to moderate credit risk. They are considered medium–grade and as such may possess certain speculative characteristics. Ba –– Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. B –– Obligations rated B are considered speculative and are subject to high credit risk. Caa –– Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk. Ca –– Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. C –– Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest. Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. STANDARD & POOR’S RATINGS GROUP (“S&P”): Long-Term Issue Credit Ratings AAA –– An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong. AA –– An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. A –– An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong. BBB –– An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. BB, B, CCC, CC, C –– Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. BB –– An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. B –– An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. CCC –– An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. CC –– An obligation rated CC is currently highly vulnerable to nonpayment.
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C –– A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par. D –– An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par. Plus (+) or minus (-) The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. NR –– This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy. FITCH INVESTORS SERVICE, INC. (“FITCH”): Long-Term Ratings Scales AAA –– Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. AA –– Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. A –– High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings. BBB –– Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity. BB –– Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments. B –– Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment. CCC –– Substantial credit risk. Default is a real possibility. CC –– Very high levels of credit risk. Default of some kind appears probable. C –– Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:
  the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
  the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
  Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.
RD –– Restricted default
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‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:
  the selective payment default on a specific class or currency of debt;
  the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
  the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; and
  execution of a coercive debt exchange on one or more material financial obligations.
D –– Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange. “Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future. In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice. Note to Long-Term Ratings: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’. SECTOR SPECIFIC CREDIT RATING SERVICES U.S. Municipal Short-Term Debt and Demand Obligation Ratings MOODY’S: Short-Term Obligation Ratings There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels  —  MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation. MIG-1 –– This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. MIG-2 –– This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group. MIG-3 –– This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. SG –– This designation denotes speculative credit quality. Debt instruments in this category may lack margins of protection. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. VMIG rating expirations are a function of each issue’s specific structural or credit features.
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VMIG 1 –– This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand. VMIG 2 –– This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand. VMIG 3 –– This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand. SG –– This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand. S&P: A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:
  Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
  Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows: SP-1 –– Strong capacity to pay principal and interest. An issue determined to possess very strong capacity to pay debt service is given a plus (+) designation. SP-2 –– Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. SP-3 –– Speculative capacity to pay principal and interest. SHORT-TERM RATINGS MOODY’S: Prime-1 –– Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations. Prime-2 –– Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations. Prime-3 –– Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations. NP –– Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories. S&P: A-1 ––  A short-term obligation rated “A–1” is the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong. A-2 –– A short-term obligation rated “A–2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory. A-3 –– A short-term obligation rated “A–3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. B –– A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
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B-1 –– A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors. B-2 –– A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors. B-3 –– A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors. C –– A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. D –– A short-term obligation rated “D” is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. N.R.  –– An issuer designated N.R. is not rated. FITCH: Short Term Ratings F1 –– Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature. F2 –– Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments. F3 –– Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate. B –– Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions. C –– High short-term default risk. Default is a real possibility. RD –– Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only. D –– Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.
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Financial Statements The 2011 annual financial statements of the LifePoints Target Distribution Strategies Funds, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the Funds’ Annual Reports to Shareholders for the fiscal year ended December 31, 2011. Copies of these Annual Reports accompany this Statement and are incorporated herein by reference. The 2011 annual financial statements of the Underlying Funds, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the Underlying Funds’ Annual Reports to Shareholders. Copies of these Annual Reports are incorporated herein by reference and are available free of charge by calling Russell Investment Services at 1-800-787-7354.
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Appendix At March 31, 2012, the following shareholders owned 5% or more of any Class of certain Fund Shares: 2017 Retirement Distribution Fund - A Shares - THOMAS J BURNS TTEE, THE THOMAS J BURNS REV TRUST U/A DTD 04/14/2009, 2770 PLEASEANT HILL RD APT 306, PLEASANT HILL CA 94523-2047, 5.52% 2017 Retirement Distribution Fund – A Shares - HONORA MASON TTEE, ANNA PRIDE MASON TRUST U/A DTD 12-31-1988, 148 DOUD DR, LOS ALTOS CA 94022-2369, 6.04% 2017 Retirement Distribution Fund - A Shares – BONNIE WEBERG TTEE, THE BONNIE WEBERG LIVING TRUST UAD 08/28/03, 8485 BASIN CIRCLE, HUNTINGTON BCH CA 92646-1601, 15.12% 2017 Retirement Distribution Fund – A Shares - FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER, 2801 MARKET ST, SAINT LOUIS MO 63103-2523, 25.61% 2017 Retirement Distribution Fund – S Shares - MURRAY DUNN, 2086 CASTLE RD, NORTH BRANCH MI 48461-8703, 6.47% 2017 Retirement Distribution Fund - S Shares - NFS LLC FEBO, BELAGODU KANTHARAJ, SAMPREETHA KANTHARAJ, 36446 N RESERVE CIR, AVON OH 44011-2820, 9.61% 2017 Retirement Distribution Fund - S Shares - LPL FINANCIAL, FBO CUSTOMER ACCOUNTS, ATTN MUTUAL FUND OPERATIONS, PO BOX 509046, SAN DIEGO CA 92150-9046 , 8.74% At March 31, 2012, the following shareholders could be deemed to “control” the following Funds because such shareholder owns more than 25% of the voting Shares of the indicated Fund. A shareholder who “controls” a Fund has the ability to exert a greater influence over the outcome of any proposals on which it is entitled to vote concerning the Fund than do non-controlling shareholders. 2017 Retirement Distribution Fund – A Shares - FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER, 2801 MARKET ST, SAINT LOUIS MO 63103-2523, 25.61% For information with respect to the Underlying Funds, refer to the Statement of Additional Information for the Underlying Funds. The Trustees and officers of RIC, as a group, own less than 1% of any Class of any Fund.
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RUSSELL INVESTMENT COMPANY
1301 Second Avenue, 18th Floor
Seattle, Washington 98101 Telephone 1-800-787-7354 STATEMENT OF ADDITIONAL INFORMATION Non-Fund of Funds February 29, 2012, for all Funds except the Russell U.S. Large Cap Equity Fund and Russell U.S. Mid Cap Equity Fund, which are dated January 17, 2012, all as supplemented through June 12, 2012 Russell Investment Company (“RIC”) is a single legal entity organized as a Massachusetts business trust. RIC operates investment portfolios referred to as “Funds.” RIC offers Shares of beneficial interest in the Funds in multiple separate Prospectuses. This Statement of Additional Information (“SAI”) is not a Prospectus; this SAI should be read in conjunction with the Funds’ Prospectus, dated February 29, 2012 or January 17, 2012 and any supplements thereto, which may be obtained without charge by telephoning or writing RIC at the number or address shown above. You should retain this SAI for future reference. Capitalized terms not otherwise defined in this SAI shall have the meanings assigned to them in the Prospectus. This SAI incorporates by reference the Funds’ Annual Reports to Shareholders for the year ended October 31, 2011. Copies of the Funds’ Annual Reports accompany this SAI. As of the date of this SAI, RIC is comprised of 41 Funds. This SAI relates to 21 of these Funds. Each of the Funds presently offers interests in different classes of Shares as described in the table below. Unless otherwise indicated, this SAI relates to all classes of Shares of the Funds.
Fund	Class A	Class C	Class E	Class I	Class S	Class Y
Russell U.S. Core Equity Fund[1]	RSQAX	REQSX	REAEX	REASX	RLISX	REAYX
Russell U.S. Quantitative Equity Fund [2]	REQAX	REQCX	REQEX	REDSX	REQTX	REUYX
Russell U.S. Growth Fund [3]	—	RSGCX	RSGEX	RSGIX	RSGSX	—
Russell U.S. Value Fund [4]	—	RSVCX	RSVEX	RSVIX	RSVSX	—
Russell U.S. Large Cap Equity Fund	RLCZX	RLCCX	—	—	RLCSX	—
Russell U.S. Mid Cap Equity Fund	RMCAX	RMCCX	—	—	RMCSX	—
Russell U.S. Small Cap Equity Fund [5]	RLACX	RLECX	REBEX	REBSX	RLESX	REBYX
Russell International Developed Markets Fund [6]	RLNAX	RLNCX	RIFEX	RINSX	RINTX	RINYX
Russell Global Equity Fund [7]	RGEAX	RGECX	RGEEX	—	RGESX	RLGYX
Russell Emerging Markets Fund [8]	REMAX	REMCX	REMEX	—	REMSX	REMYX
Russell Tax-Managed U.S. Large Cap Fund [9]	RTLAX	RTLCX	RTLEX	—	RETSX	—
Russell Tax-Managed U.S. Mid & Small Cap Fund [10]	RTSAX	RTSCX	RTSEX	—	RTSSX	—
Russell Global Opportunistic Credit Fund[11]	RGCAX	RGCCX	RCCEX	—	RGCSX	RGCYX
Russell Strategic Bond Fund [12]	RFDAX	RFCCX	RFCEX	RFCSX	RFCTX	RFCYX
Russell Investment Grade Bond Fund [13]	RFAAX	RFACX	RFAEX	RFASX	RFATX	RFAYX
Russell Short Duration Bond Fund [14]	RSBTX	RSBCX	RSBEX	—	RFBSX	RSBYX
Russell Tax Exempt Bond Fund [15]	RTEAX	RTECX	RTBEX	—	RLVSX	—
Russell Commodity Strategies Fund	RCSAX	RCSCX	RCSEX	—	RCCSX	RCSYX
Russell Global Infrastructure Fund	RGIAX	RGCIX	RGIEX	—	RGISX	RGIYX
Russell Global Real Estate Securities Fund [16]	RREAX	RRSCX	RREEX	—	RRESX	RREYX
Russell Money Market Fund [17]	RAMXX	—	—	—	RMMXX	—
[1]	On September 2, 2008, the Equity I Fund was renamed the Russell U.S. Core Equity Fund.
[2]	On September 2, 2008, the Equity Q Fund was renamed the Russell U.S. Quantitative Equity Fund. Effective August 15, 2012, the Russell U.S. Quantitative Equity Fund will change its investment strategy and be renamed the Russell U.S. Defensive Equity Fund.
[3]	On September 2, 2008, the Select Growth Fund was renamed the Russell U.S. Growth Fund. Effective August 15, 2012, the Russell U.S. Growth Fund will change its investment strategy and be renamed the Russell U.S. Dynamic Equity Fund.
[4]	On September 2, 2008, the Select Value Fund was renamed the Russell U.S. Value Fund. The Russell U.S. Value Fund will be reorganized into the Russell U.S. Defensive Equity Fund (known as the Russell U.S. Quantitative Equity Fund until August 15, 2012) on October 15, 2012. For more details regarding the reorganization please see the Reorganization Information section in the Prospectus.

[5]	On September 2, 2008, the Equity II Fund was renamed the Russell U.S. Small & Mid Cap Fund. On January 1, 2012, the Russell U.S. Small & Mid Cap Fund was renamed the Russell U.S. Small Cap Equity Fund.
[6]	On September 2, 2008, the International Fund was renamed the Russell International Developed Markets Fund.
[7]	On September 2, 2008, the Global Equity Fund was renamed the Russell Global Equity Fund.
[8]	On September 2, 2008, the Emerging Markets Fund was renamed the Russell Emerging Markets Fund.
[9]	On September 2, 2008, the Tax-Managed Large Cap Fund was renamed the Russell Tax-Managed U.S. Large Cap Fund.
[10]	On September 2, 2008, the Tax-Managed Mid & Small Cap Fund was renamed the Russell Tax-Managed Mid & Small Cap Fund.
[11]	On March 1, 2011, the Russell Global Credit Strategies Fund was renamed the Russell Global Opportunistic Credit Fund.
[12]	On September 2, 2008, the Fixed Income III Fund was renamed the Russell Strategic Bond Fund.
[13]	On September 2, 2008, the Fixed Income I Fund was renamed the Russell Investment Grade Bond Fund.
[14]	On September 2, 2008, the Short Duration Bond Fund was renamed the Russell Short Duration Bond Fund.
[15]	On September 2, 2008, the Tax Exempt Bond Fund was renamed the Russell Tax Exempt Bond Fund.
[16]	On September 2, 2008, the Real Estate Securities Fund was renamed the Russell Real Estate Securities Fund. On October 1, 2010, the Russell Real Estate Securities Fund was renamed the Russell Global Real Estate Securities Fund.
[17]	On September 2, 2008, the Money Market Fund was renamed the Russell Money Market Fund.

Structure And Governance ORGANIZATION AND BUSINESS HISTORY. RIC commenced business operations as a Maryland corporation on October 15, 1981. On January 2, 1985, RIC reorganized by changing its domicile and legal status to a Massachusetts business trust. RIC is currently organized and operating under a Second Amended and Restated Master Trust Agreement dated October 1, 2008, as amended (the “Master Trust Agreement”), and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Board of Trustees (“Board” or the “Trustees”) may amend the Master Trust Agreement from time to time; provided, however, that any amendment which would materially and adversely affect shareholders of RIC as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the Shares of RIC or the Fund, respectively. However, the Trustees may, without the affirmative vote of a majority of the outstanding voting shares (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust or Sub-Trust by a vote of a majority of the Trustees or written instrument executed by a majority of their number then in office, terminate, liquidate or reorganize any Sub-Trust or any Class of any such Sub-Trust at any time by written notice to affected Shareholders. RIC is a registered open-end management investment company. Each of the Funds, except for the Russell Commodity Strategies, Russell Global Infrastructure and Russell Global Opportunistic Credit Funds, is diversified. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five percent of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer. RIC is authorized to issue Shares of beneficial interest, and may divide the Shares into two or more series, each of which evidences a pro rata ownership interest in a different investment portfolio — a “Fund.” Each Fund is deemed to be a separate trust under Massachusetts law. The Trustees may, without seeking shareholder approval, create additional Funds at any time. The Master Trust Agreement provides that shareholders may be required to redeem their Shares at any time (1) if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of RIC or of any Fund or (2) upon such other conditions as may from time to time be determined by the Trustees and set forth in the prospectuses with respect to the maintenance of shareholder accounts of a minimum amount. However, shareholders can only be required to redeem their Shares only to the extent consistent with the 1940 Act, the rules thereunder and Securities and Exchange Commission interpretations thereof. RIC’s Funds are authorized to issue Shares of beneficial interest in one or more classes. Shares of each class of a Fund have a par value of $.01 per share, are fully paid and nonassessable, and have no preemptive or conversion rights. Shares of each class of a Fund represent proportionate interests in the assets of that Fund and have the same voting and other rights and preferences as the Shares of other classes of the Fund. Shares of each class of a Fund are entitled to the dividends and distributions earned on the assets belonging to the Fund that the Board declares. Each class of Shares is designed to meet different investor needs. Class A Shares of the Russell Money Market Fund are not subject to an initial sales charge but are subject to a Rule 12b-1 fee of up to 0.75% (currently limited to 0.15%). Other Class A Shares are subject to (1) an initial sales charge and (2) a Rule 12b-1 fee of up to 0.75% (presently limited to 0.25%). Class C Shares are subject to a Rule 12b-1 fee of 0.75% and a shareholder services fee of 0.25%. Class E Shares are subject to a shareholder services fee of 0.25%. The Class I, Class S, and Class Y Shares are not subject to either a Rule 12b-1 fee or a shareholder services fee. Unless otherwise indicated, “Shares” in this SAI refers to all classes of Shares of the Funds. Under certain unlikely circumstances, as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation or other undertaking of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that RIC shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund and satisfy any judgment thereon. Thus, the risk of any shareholder incurring financial loss beyond his investment on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations. Currently, pursuant to claims for exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), the Russell Commodity Strategies Fund, certain other Funds and Russell Investment Management Company (“RIMCo”) are not subject to registration or regulation as commodity pool operators under the CEA. However, the Commodity Futures Trading Commission (“CFTC”) has adopted certain rule amendments that significantly affect the availability of these exclusions, and may subject the Russell Commodity Strategies Fund and certain other Funds, as well as
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RIMCo, to regulation by the CFTC. The scope of application of these amendments is still uncertain. Prior to the compliance date of the amendments, a Fund may consider steps, such as investment strategy changes, in order to continue to qualify for exemption from CFTC regulation, or may determine to operate subject to CFTC regulation. If a Fund operates subject to CFTC regulation, it may incur additional expenses. Frank Russell Company (“FRC”) has the right to grant (and withdraw) the nonexclusive use of the name “Frank Russell,” “Russell” or any variation. SHAREHOLDER MEETINGS. RIC will not hold annual meetings of shareholders, but special meetings may be held. Special meetings may be convened (i) by the Board, (ii) upon written request to the Board by shareholders holding at least 10% of RIC’s outstanding Shares, or (iii) upon the Board’s failure to honor the shareholders’ request described above, by shareholders holding at least 10% of the outstanding Shares by giving notice of the special meeting to shareholders. The Trustees will provide the assistance required by the 1940 Act in connection with any special meeting called by shareholders following a failure of the Board to honor a shareholder request for a special meeting. Each share of a class of a Fund has one vote in Trustee elections and other matters submitted for shareholder vote. On any matter which affects only a particular Fund or class, only Shares of that Fund or class are entitled to vote. There are no cumulative voting rights. CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility under applicable state law to direct the management of the business of RIC, and hold office unless they retire (or upon reaching the mandatory retirement age of 72), resign or are removed by, in substance, a vote of two-thirds of RIC Shares outstanding. Under these circumstances, no one person, entity or shareholder “controls” RIC. For a list of shareholders owning 5% or more of any Class of any Fund’s Shares or more than 25% of the voting Shares of any Fund please refer to the Appendix at the end of this SAI. TRUSTEES AND OFFICERS. The Board of Trustees is responsible under applicable state law for generally overseeing management of the business and affairs of RIC and does not manage operations on a day-to-day basis. The officers of RIC, all of whom are employed by and are officers of RIMCo, the Funds’ adviser, or its affiliates, are responsible for the day-to-day management and administration of the Funds’ operations. The Board of Trustees carries out its general oversight responsibilities in respect of the Funds’ operations by, among other things, meeting with RIC management at the Board’s regularly scheduled meetings and as otherwise needed and, with the assistance of RIC management, monitoring or evaluating the performance of the Funds’ service providers, including RIMCo, the Funds’ custodian and the Funds’ transfer agent. As part of this oversight process, the Board of Trustees consults not only with management and RIMCo, but with RIC’s independent auditors, Fund counsel and separate counsel to the Independent Trustees. The Board of Trustees monitors Fund performance as well as the quality of services provided to the Funds. As part of its monitoring efforts, the Board of Trustees reviews Fund fees and expenses in light of the nature, scope and overall quality of services provided to the Funds while also seeking to provide for the Funds’ continued access to high quality services in the future. The Board of Trustees is required under the 1940 Act to review and approve the Funds’ contracts with RIMCo and the money managers. Generally, a Trustee may be removed at any time by a vote of two-thirds of RIC Shares. A vacancy in the Board shall be filled by a vote of a majority of the remaining Trustees so long as after filling such vacancy, two-thirds of the Trustees have been elected by shareholders. There is one Trustee Emeritus. Trustees Emeritus do not have the power to vote on matters coming before the Board, or to direct the vote of any Trustee, and generally are not responsible or accountable in any way for the performance of the Board’s responsibilities. The Trustees and officers of certain Funds also serve in similar positions for funds of funds (the “Funds of Funds”) which invest in different combinations of some of the Funds. Thus, if the interests of a Fund and a Fund of Funds were to diverge, it is possible that a conflict of interest could arise. If such a conflict arises, the trustees and officers of the affected Funds, respectively, will take all steps they believe reasonable to manage, and where possible, minimize the potential conflict, including possibly by disclosing the conflict to shareholders. The Board of Trustees is currently comprised of eight Trustees, two of whom are interested Trustees. There are six Independent Trustees on the Board, including Kristianne Blake who serves as the Chair of the Board and has since 2005. The Board of Trustees has established a standing Audit Committee, a standing Nominating and Governance Committee and a standing Investment Committee which assist in performing aspects of its role in oversight of the Funds’ operations and are described in more detail in the following paragraphs. The Board’s role in risk oversight of the Funds reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Funds. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, operational, compliance and valuation risks) that potentially could have
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a material adverse impact on the business operations, investment performance or reputation of the Funds, but relies upon the Funds’ management (including the Funds’ portfolio managers), the Funds’ Chief Compliance Officer (“CCO”), who reports directly to the Board, and the Adviser (including the Adviser’s Chief Risk Officer (“CRO”)) to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. Under the Funds’ multi-manager structure, the Adviser is responsible for oversight, including risk management oversight, of the services provided by the Funds’ money managers, and providing reports to the Board with respect to the money managers. In addition to reports and other information received from Fund management and the Adviser regarding the Funds’ investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with representatives of the Funds’ senior management, including its CCO, to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Funds. The Board receives quarterly reports from the CCO and other representatives of the Funds’ senior management which include information regarding risk issues and receives an annual report from the CRO. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee, the Investment Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Funds’ independent public accounting firm to review, among other things, reports on the Funds’ internal controls for financial reporting. The Board believes it is not possible to identify all risks that may affect the Funds; it is not practical or cost-effective to eliminate or mitigate all risks; and it is necessary for the Funds to bear certain risks (such as investment-related risks) to achieve their investment objectives. The processes or controls developed to address risks may be limited in their effectiveness and some risks may be beyond the reasonable control of the Board, the Funds, the Adviser, the Adviser’s affiliates or other service providers. Because the Chairman of the Board and the Chair of each of the Board’s Audit, Investment and Nominating and Governance Committees are Independent Trustees, the manner in which the Board administers its risk oversight efforts is not expected to have any significant impact on the Board’s leadership structure. The Board has determined that its leadership structure, including its role in risk oversight, is appropriate given the characteristics and circumstances of the Funds, including such factors as the number of Funds, the Funds’ share classes, the Funds’ distribution arrangements and the Funds’ manager of manager structure. In addition, the Board believes that its leadership structure facilitates the independent and orderly exercise of its oversight responsibilities. RIC’s Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee’s current responsibilities. The Audit Committee’s primary functions are: (1) to assist Board oversight of (a) the integrity of the Funds’ financial statements, (b) RIC’s compliance with legal and regulatory requirements that relate to financial reporting, as appropriate, (c) the Independent Registered Public Accounting Firm’s qualifications and independence, and (d) the performance of RIC’s Independent Registered Public Accounting Firm; (2) to oversee the preparation of an Audit Committee report as required by the Securities and Exchange Commission to be included in RIC’s Form N-CSR or any proxy statement, as applicable; (3) to oversee RIC’s accounting and financial reporting policies and practices and its internal controls; and (4) to act as a liaison between RIC’s Independent Registered Public Accounting Firm and the full Board. The Audit Committee reviews both the audit and non-audit work of RIC’s Independent Registered Public Accounting Firm, submits a recommendation to the Board as to the selection of the Independent Registered Public Accounting Firm, and pre-approves (i) all audit and non-audit services to be rendered by the Independent Registered Public Accounting Firm for RIC, (ii) all audit services provided to RIMCo, or any affiliate thereof that provides ongoing services to RIC, relating to the operations and financial reporting of RIC, and (iii) all non-audit services relating to the operations and financial reporting of RIC, provided to RIMCo, or any affiliate thereof that provides ongoing services to RIC, by any auditors with an ongoing relationship with RIC. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the auditor’s responsibility to plan and carry out a proper audit. Currently, the Audit Committee members are Messrs. Jack R. Thompson and Jonathan Fine and Ms. Kristianne Blake, each of whom is an Independent Trustee. For the fiscal year ended October 31, 2011, the Audit Committee held four meetings. RIC’s Board of Trustees has adopted and approved a formal written charter for the Investment Committee, which sets forth the Investment Committee’s current responsibilities. The Investment Committee: (1) shall regularly review and monitor the investment strategies and investment performance of the Funds; (2) shall review the kind, scope, and format of, and the time periods covered by, the investment performance data and related reports provided to the Board; (3) may review the investment performance benchmarks and peer groups used in reports delivered to the Board; (4) may review such matters that are related to the investments, investment strategies and investment performance of the Funds as would be considered by the Board as the Committee may deem to be necessary or appropriate; and (5) may meet with any officer of the Trust, or officer or other representative of RIMCo, any subadviser to a fund or other service provider to the Trust. Currently, the Investment Committee members are Messrs. Thaddas L. Alston, Daniel P. Connealy and Raymond P. Tennison, Jr. and Mses. Julie W. Weston and Sandra Cavanaugh. For the fiscal year ended October 31, 2011, the Investment Committee held four meetings.
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RIC’s Board of Trustees has adopted and approved a formal written charter for the Nominating and Governance Committee, which sets forth the Nominating and Governance Committee’s current responsibilities. The primary functions of the Nominating and Governance Committee are to: (1) nominate and evaluate individuals for Trustee membership on the Board, including individuals who are not interested persons of RIC for independent Trustee membership; (2) supervise an annual assessment by the Trustees taking into account such factors as the Committee may deem appropriate; (3) review the composition of the Board; (4) review Independent Trustee compensation; and (5) make nominations for membership on all Board committees and review the responsibilities of each committee. In identifying and evaluating nominees, the Nominating and Governance Committee considers factors it deems relevant which include: whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Board of Trustees of the Trust; whether or not the person has any relationship that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Funds, Fund service providers or their affiliates; whether or not the person serves on boards of, or is otherwise affiliated with, competing organizations or Funds; and the character and integrity of the person and the contribution which the person can make to the Board. The Nominating and Governance Committee does not have a formal diversity policy but it may consider diversity of professional experience, education and skills when evaluating potential nominees. The Committee will not consider nominees recommended by Shareholders of the Funds. Currently, the Nominating and Governance Committee members are Mr. Raymond P. Tennison, Jr. and Mses. Julie W. Weston and Kristianne Blake, each of whom is an independent Trustee. For the fiscal year ended October 31, 2011, the Nominating and Governance Committee held one meeting. RIC paid $934,926 in the aggregate for the fiscal year ended October 31, 2011 to the Trustees who are not officers or employees of RIMCo or its affiliates. Trustees are paid an annual retainer plus meeting attendance and chairperson fees, both at the Board and Committee levels, in addition to any travel and other expenses incurred in attending Board and Committee meetings. RIC’s officers and employees are paid by RIMCo or its affiliates. Each Trustee was selected to join the Board based upon a variety of factors, including, but not limited to, the Trustee’s background, business and professional experience, qualifications and skills. No factor, by itself, has been controlling in the selection evaluations. The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 41 funds, and Russell Investment Funds (“RIF”), which has 10 funds. Each of the trustees is a trustee of both RIC and RIF. The first table provides information for the interested trustees. The second table provides information for the independent trustees. The third table provides information for the trustees emeritus. The fourth table provides information for the officers. Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Mr. Connealy has had experience with other investment companies and their investment advisers first as a partner in the investment management practice of PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies; Mr. Fine has had financial, business and investment experience as a senior executive of a non-profit organization and previously, as a senior executive of a large regional financial services organization with management responsibility for such activities as investments, asset management and securities brokerage; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies, and has been determined by the Board to be an “audit committee financial expert;” and Ms. Weston has had experience as a tax and corporate lawyer, has served as general counsel of several corporations and has served as a director of another investment company. Ms. Cavanaugh has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies. As a senior officer of the Funds, the Adviser and various affiliates of the Adviser providing services to the Funds, Ms. Cavanaugh is in a position to provide the Board with such parties’ perspectives on the management, operations and distribution of the Funds.
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Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEES
#Sandra Cavanaugh Born May 10, 1954 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• President and Chief Executive Officer since 2010 • Trustee since 2010	• Appointed until successor is duly elected and qualified • Until successor is chosen and qualified by Trustees
• President and CEO RIC and RIF
•Chairman of the Board, President and CEO, Russell Financial Services, Inc.
• Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”)
•Chairman of the Board and President, Russell Insurance Agency, Inc. (“RIA”) (insurance agency)
• May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank
•2007 to January 2009, Senior Vice President, National Sales – Retail Distribution, JPMorgan Chase/Washington Mutual, Inc. (investment company)
			• 1997 to 2007, President – WM Funds Distributor & Shareholder Services/WM Financial Services (investment company)	51	None
##Daniel P. Connealy Born June 6, 1946 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2003	• Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. (investment company) • Chairman of the Audit Committee, RIC and RIF from 2005 to 2011	51	None
#	Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.
##	Mr. Connealy is an officer of a broker-dealer that distributes shares of the Funds and is therefore an Interested Trustee.
5

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Thaddas L. Alston Born April 7, 1945 1301 Second Avenue, 18th Floor Seattle, WA 98101	•Trustee since 2006 • Chairman of the Investment Committee since 2010	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	51	None
Kristianne Blake Born January 22, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	•Trustee since 2000 • Chairman since 2005	• Appointed until successor is duly elected and qualified • Annual	• Director and Chairman of the Audit Committee, Avista Corp. (electric utilities) •Trustee and Chairman of the Operations Committee, Principal Investor Funds and Principal Variable Contracts Funds (investment company) • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services)	51	• Director, Avista Corp (electric utilities); •Trustee, Principal Investor Funds (investment company); • Trustee, Principal Variable Contracts Funds (investment company)
Jonathan Fine Born July 8, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2004	• Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA (charitable organization)	51	None
Raymond P. Tennison, Jr. Born December 21, 1955 1301 Second Avenue, 18th Floor Seattle, WA 98101	•Trustee since 2000 • Chairman of the Nominating and Governance Committee since 2007	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Vice Chairman of the Board, Simpson Investment Company (paper and forest products) • Until November 2010, President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	51	None
Jack R. Thompson Born March 21, 1949 1301 Second Avenue, 18th Floor Seattle, WA 98101	•Trustee since 2005 • Chairman of the Audit Committee, RIC and RIF since 2012	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• September 2003 to September 2009, Independent Board Chair and Chairman of the Audit Committee, Sparx Asia Funds (investment company) • September 2007 to September 2010, Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company)	51	• Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation until September 2010 (health products company) • Director, Sparx Asia Funds until 2009 (investment company)
Julie W. Weston Born October 2, 1943 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2002	• Appointed until successor is duly elected and qualified	• Retired • Chairperson of the Investment Committee until December 2009	51	None
*	Each Trustee is subject to mandatory retirement at age 72.
6

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
TRUSTEE EMERITUS
*George F. Russell, Jr. Born July 3, 1932 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee Emeritus and Chairman Emeritus since 1999	• Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)) and RIMCo •Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	51	None
*	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.
Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers Born December 16, 1966 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Compliance Officer since 2005	Until removed by Independent Trustees
• Chief Compliance Officer, RIC
•Chief Compliance Officer, RIF
• 2005-2011 Chief Compliance Officer, RIMCo
•Chief Compliance Officer, RFSC
• Chief Compliance Officer, Russell Exchange Traded Funds Trust
Sandra Cavanaugh Born May 10, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	President and Chief Executive Officer since 2010	Until successor is chosen and qualified by Trustees
• President and CEO, RIC and RIF
•Chairman of the Board, Co-President and CEO, Russell Financial Services, Inc.
• Chairman of the Board, President and CEO, RFSC
•Director, RIMCo
• Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))
• May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank
• 2007 to January 2009, Senior Vice President, National Sales – Retail Distribution, JPMorgan Chase/Washington Mutual, Inc.
• 1997 to 2007, President – WM Funds Distributor & Shareholder Services/WM Financial Services
Mark E. Swanson Born November 26, 1963 1301 Second Avenue, 18th Floor Seattle, WA 98101	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees
• Treasurer, Chief Accounting Officer and CFO, RIC and RIF
•Treasurer, Chief Accounting Officer and CFO, Russell Exchange Traded Funds Trust
• Director, Funds Administration, RIMCo, RFSC, RTC and Russell Financial Services, Inc.
• Treasurer and Principal Accounting Officer, SSgA Funds
Peter Gunning Born February 22, 1967 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Investment Officer since 2008	Until removed by Trustees	• Chief Investment Officer, RIC and RIF •Director, FRC • Chairman of the Board, President and CEO, RIMCo • 1996 to 2008 Chief Investment Officer, Russell, Asia Pacific
Mary Beth Rhoden Born April 25, 1969 1301 Second Avenue, 18th Floor Seattle, WA 98101	Secretary since 2010	Until successor is chosen and qualified by Trustees
• 1999 to 2010 Assistant Secretary, RIC and RIF
•Associate General Counsel, FRC
• Secretary, RIMCo, RFSC and Russell Financial Services, Inc.
•Secretary and Chief Legal Officer, RIC and RIF
• Secretary and Chief Legal Officer, Russell Exchange Traded Funds Trust
7

Trustee Compensation Table
For The Fiscal Year Ended October 31, 2011
	AGGREGATE COMPENSATION FROM RIC	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF RIC EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM RIC AND RUSSELL FUND COMPLEX PAID TO TRUSTEES
INTERESTED TRUSTEES
Sandra Cavanaugh	$0	$0	$0	$0
Daniel P. Connealy	$123,694	$0	$0	$143,000
INDEPENDENT TRUSTEES
Thaddas L. Alston	$125,119	$0	$0	$144,500
Kristianne Blake	$181,531	$0	$0	$208,500
Jonathan Fine	$111,510	$0	$0	$129,000
Raymond P. Tennison, Jr.	$121,514	$0	$0	$140,000
Jack R. Thompson	$109,960	$0	$0	$127,500
Julie W. Weston	$116,260	$0	$0	$134,000
TRUSTEES EMERITUS
George F. Russell, Jr.	$0	$0	$0	$0
Paul E. Anderson*	$39,260	$0	$0	$41,600
Lee C. Gingrich**	$6,078	$0	$0	$6,933
*	Effective December 31, 2011, Mr. Anderson’s term as Trustee Emeritus expired.
**	Effective December 31, 2010, Mr. Gingrich’s term as Trustee Emeritus expired.
Equity Securities Beneficially Owned By Trustees
For The Calendar Year Ended December 31, 2011
	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN RUSSELL FUND COMPLEX
INTERESTED TRUSTEES
Sandra Cavanaugh	None	None	None
Daniel P. Connealy	Russell U.S. Core Equity	$50,001-$100,000	Over $100,000
	Russell U.S. Growth	$10,001-$50,000
	Russell U.S. Value	$10,001-$50,000
	Russell International Developed Markets	$10,001-$50,000
	Russell Emerging Markets	$10,001-$50,000
	Russell Strategic Bond	$10,001-$50,000
INDEPENDENT TRUSTEES
Thaddas L. Alston	Russell Short Duration Bond	$50,001-$100,000	Over $100,000
	Russell Investment Grade Bond	$50,001-$100,000
Kristianne Blake	Russell Investment Grade Bond	Over $100,000	Over $100,000
	Russell Global Infrastructure	$10,001-$50,000
Jonathan Fine	Russell U.S. Core Equity	Over $100,000	Over $100,000
	Russell U.S. Small Cap Equity	Over $100,000
	Russell International Developed Markets	Over $100,000
	Russell Global Equity	$50,001-$100,000
	Russell Emerging Markets	$50,001-$100,000
	Russell Strategic Bond	$10,001-$50,000
	Russell Short Duration Bond	$10,001-$50,000
	Russell Tax Exempt Bond	$10,001-$50,000
	Russell Commodity Strategies	$10,001-$50,000
	Russell Global Real Estate	$10,001-$50,000
8

	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN RUSSELL FUND COMPLEX
Raymond P. Tennison, Jr.	Russell U.S. Core Equity	Over $100,000	Over $100,000
	Russell U.S. Quantitative Equity	Over $100,000
	Russell U.S. Value	$50,001-$100,000
	Russell U.S. Small Cap Equity	Over $100,000
	Russell International Developed Markets	$50,001-$100,000
	Russell Tax Exempt Bond	$50,001-$100,000
	Russell Global Real Estate Securities	$10,001-$50,000
Jack R. Thompson	Russell Emerging Markets	$10,001-$50,000	Over $100,000
	Russell Commodity Strategies	$10,001-$50,000
	Russell Global Infrastructure	$10,001-$50,000
	Russell Global Real Estate Securities	$10,001-$50,000
Julie W. Weston	Russell International Developed Markets	$1-$10,000	Over $100,000
	Russell Global Equity	$10,001-$50,000
	Russell Strategic Bond	Over $100,000
	Russell Investment Grade Bond	$10,001-$50,000
	Russell Short Duration Bond	$10,001-$50,000
	Russell Global Real Estate Securities	$10,001-$50,000
TRUSTEES EMERITUS
George F. Russell, Jr.	None	None	None
Paul E. Anderson*	None	None	None
*	Effective December 31, 2011, Mr. Anderson’s term as Trustee Emeritus expired.
Operation Of RIC SERVICE PROVIDERS. Most of RIC’s necessary day-to-day operations are performed by separate business organizations under contract to RIC. The principal service providers are:
Money Manager Research Services and Trade Placement Agent	Frank Russell Company
Adviser	Russell Investment Management Company
Administrator and Transfer and Dividend Disbursing Agent	Russell Fund Services Company
Money Managers	Multiple professional discretionary investment management organizations
Custodian and Portfolio Accountant	State Street Bank and Trust Company
Distributor	Russell Financial Services, Inc.
MONEY MANAGER RESEARCH SERVICES AND TRADE PLACEMENT AGENT. FRC, the corporate parent of RIMCo, was responsible for organizing RIC and provides ongoing money manager research and trade placement services to RIC and RIMCo, as described in the Prospectuses. Neither RIMCo nor RIC compensates FRC for its services. FRC is a diversified financial services company that provides a variety of financial services and products to and through unincorporated divisions and wholly owned subsidiaries. As affiliates, FRC and RIMCo may establish certain intercompany cost allocations that reflect the services supplied to RIMCo. George F. Russell, Jr., Trustee Emeritus and Chairman Emeritus of RIC, is the Chairman Emeritus of FRC. RIMCo is a wholly owned subsidiary of FRC.
9

FRC is a subsidiary of Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of the state of Wisconsin. For clients seeking personal financial security or security for their business or estate, Northwestern Mutual, its subsidiaries and affiliates offer life, disability and long-term care insurance, investment products, advisory services and trust services that address client needs for financial protection, wealth accumulation, estate preservation and asset distribution. ADVISER. RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Funds, including developing the investment program for each Fund. RIMCo selects, subject to the approval of the Funds’ Board, money managers for the Funds, allocates Fund assets among money managers, oversees and evaluates their performance results. The Funds’ money managers select the individual portfolio securities for the assets assigned to them. Except for the Russell Money Market Fund, which is managed by RIMCO, RIMCo allocates most, currently at least 80%, of each Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of each Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to money managers include a Fund’s liquidity reserves and assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCO may also manage portions of a Fund during transitions between money managers. RIMCo, as agent for RIC, pays the money managers’ fees for the Funds, as a fiduciary for the Funds, out of the advisory fee paid by the Funds to RIMCo. The remainder of the advisory fee is retained by RIMCo as compensation for the services described above and to pay expenses. Each of the Funds pays an advisory fee directly to RIMCo, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds. (See the Prospectus for the Funds’ annual advisory percentage rates.) RIMCo is a wholly-owned subsidiary of FRC, a subsidiary of The Northwestern Mutual Life Insurance Company. RIMCo’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101. ADMINISTRATOR. RFSC, with the assistance of RIMCo and FRC, provides the Funds with office space, equipment and the personnel necessary to operate and administer the Funds’ business and to supervise the provision of services by certain third parties such as the custodian. Each of the Funds pays an administrative fee directly to RFSC, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds. Services which are administrative in nature are provided by RFSC pursuant to an Administrative Agreement for an annual fee of up to 0.05% of the average daily net asset value of each Fund. Each Fund , except the Russell Money Market Fund, invests its cash reserves in an unregistered cash management fund advised by RIMCo. RIMCo has waived its 0.05% advisory fee for the unregistered fund. RFSC charges a 0.05% administrative fee to the unregistered fund. Each Fund that lends its portfolio securities invests all or a portion of its collateral received in securities lending transactions in an unregistered cash management fund advised by RIMCo.  The aggregate annual rate of advisory and administrative fees payable to RIMCo and RFSC on the securities lending collateral invested in the unregistered fund is 0.10%.   The Funds paid RIMCo the following advisory fees (gross of reimbursements and/or waivers) for the fiscal years ended October 31, 2011, 2010 and 2009, respectively:
	$ Amount Paid			Annual rate (as a % of average daily net assets)
Fund	2011	2010	2009	2011	2010	2009
Russell U.S. Core Equity Fund	$22,298,899	$24,910,586	$21,671,839	0.55%	0.55%	0.55%
Russell U.S. Quantitative Equity Fund	16,304,261	21,270,160	20,791,069	0.55%	0.55%	0.55%
Russell U.S. Growth Fund	668,902	729,693	782,744	0.80%	0.80%	0.80%
Russell U.S. Value Fund	809,843	1,028,491	1,040,135	0.70%	0.70%	0.70%
Russell U.S. Large Cap Equity Fund***	N/A	N/A	N/A	N/A	N/A	N/A
Russell U.S. Mid Cap Equity Fund***	N/A	N/A	N/A	N/A	N/A	N/A
Russell U.S. Small Cap Equity Fund	10,823,389	10,421,155	8,572,616	0.70%	0.70%	0.70%
Russell International Developed Markets Fund	34,366,215	31,235,515	25,925,909	0.70%	0.70%	0.70%
10

	$ Amount Paid			Annual rate (as a % of average daily net assets)
Fund	2011	2010	2009	2011	2010	2009
Russell Global Equity Fund	25,673,551	15,039,474	7,743,546	0.95%	0.95%	0.95%
Russell Emerging Markets Fund	21,050,811	15,460,798	11,326,789	1.15%	1.15%	1.15%
Russell Tax-Managed U.S. Large Cap Fund	2,956,530	2,559,740	2,150,803	0.70%	0.70%	0.70%
Russell Tax-Managed U.S. Mid & Small Cap Fund	1,523,818	1,393,519	1,210,445	0.98%	0.98%	0.98%
Russell Global Opportunistic Credit Fund*	7,289,867	353,312	N/A	1.00%	1.00%	N/A
Russell Strategic Bond Fund	37,459,110	37,393,912	31,814,723	0.50%	0.50%	0.50%
Russell Investment Grade Bond Fund	4,067,055	3,568,268	2,517,898	0.25%	0.25%	0.25%
Russell Short Duration Bond Fund	4,301,073	3,443,632	1,984,923	0.45%	0.45%	0.45%
Russell Tax Exempt Bond Fund	1,688,569	1,550,644	1,217,294	0.30%	0.30%	0.30%
Russell Commodity Strategies Fund**	15,456,023	4,281,573	N/A	1.25%	1.25%	N/A
Russell Global Infrastructure Fund*	9,634,063	442,142	N/A	1.25%	1.25%	N/A
Russell Global Real Estate Securities Fund	13,607,088	14,498,851	10,834,642	0.80%	0.80%	0.80%
Russell Money Market Fund	559,110	1,038,549	8,827,528	0.20%	0.20%	0.20%
*	The Russell Global Infrastructure and Russell Global Opportunistic Credit Funds commenced operations on October 1, 2010.
**	The Russell Commodity Strategies Fund commenced operations on July 1, 2010.
***	The Russell U.S. Large Cap Equity and Russell U.S. Mid Cap Equity Funds commenced operations on February 7, 2012.
RIMCo and RFSC have contractually agreed to waive and/or reimburse all or a portion of their advisory and administrative fees for certain Funds. This arrangement is not part of the Advisory Agreement with RIC or the Administrative Agreement and may be changed or discontinued. RIMCo currently calculates its advisory fee based on a Fund’s average daily net assets. The following paragraphs list the current waivers and those that were in effect during the last three fiscal years. Current Waivers: For the Russell Money Market Fund, RIMCo has contractually agreed, until February 28, 2013, to waive 0.15% of its 0.20% advisory fee. This waiver may not be terminated during the relevant period except with Board approval. For the Russell U.S. Growth Fund, RIMCo has contractually agreed, until February 28, 2013, to waive up to the full amount of its 0.80% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.98% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. For the Russell Tax-Managed U.S. Mid & Small Cap Fund, RIMCo has contractually agreed, until February 28, 2013, to waive up to the full amount of its 0.98% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 1.10% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. For the Russell Short Duration Bond Fund, RIMCo has contractually agreed, until February 28, 2013 to waive 0.05% of its 0.45% advisory fee. This waiver may not be terminated during the relevant period except with Board approval. For the Russell Commodity Strategies Fund, RIMCo has contractually agreed, until February 28, 2013, to waive 0.25% of its 1.25% advisory fee for the Fund. Additionally, the Russell Cayman Commodity Strategies Fund Ltd. (the “Subsidiary”) pays RIMCo an advisory fee and pays RFSC an administrative fee at the annual rates of 1.25% and 0.05%, respectively, of its net assets (collectively, the “Subsidiary Fees”). Until February 28, 2013, RIMCo and RFSC have contractually agreed to waive all or a portion of the advisory fees and the administrative fees paid by the Fund to RIMCo and RFSC, respectively, in an amount equal to the amount of the Subsidiary Fees received by RIMCo, if any. These waivers may not be terminated during the relevant period except with Board approval. For the Russell Global Infrastructure Fund, RIMCo has contractually agreed, until February 28, 2013, to waive 0.25% of its 1.25% advisory fee for the Fund. This waiver may not be terminated during the relevant period except with Board approval. For the Russell Global Opportunistic Credit Fund, RIMCo has contractually agreed, until February 28, 2013, to waive 0.27% of its 1.00% advisory fee. This waiver may not be terminated during the relevant period except with Board approval.
11

For the Russell U.S. Large Cap Equity Fund, RIMCo has contractually agreed, until February 28, 2013, to waive up to the full amount of its 0.70% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.67% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. For the Russell U.S. Mid Cap Equity Fund RIMCo has contractually agreed, until February 28, 2013, to waive, up to the full amount of its 0.80% advisory fee and then to reimburse the Fund for other direct Fund-level expenses, excluding dividend and interest expenses on short sales, to the extent that direct Fund-level expenses exceed 0.77% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. RFSC has contractually agreed to waive, at least through February 28, 2013, a portion of its transfer agency fees for certain classes of certain RIC Funds as set forth below.
Fund and Class	Amount Waived
Russell U.S. Core Equity - Class E	0.04%
Russell U.S. Quantitative Equity – Class E	0.04%
Russell U.S. Small Cap Equity – Class E	0.04%
Russell Investment Grade Bond – Class E	0.04%
Russell Strategic Bond – Class E	0.04%
Russell International Developed Markets – Class E	0.04%
Russell Strategic Bond – Class A,C & S	0.02%
Russell Tax-Managed U.S. Mid & Small Cap – Class C, E & S	0.03%
Russell Tax-Managed U.S. Large Cap – Class C, E & S	0.04%
Russell Global Opportunistic Credit – Class A, C, E & S	0.09%
Russell Short Duration Bond – Class A, C, E & S	0.08%
Russell Tax Exempt Bond Fund – Class C, E & S	0.04%
Russell U.S. Growth Fund -- Class I	0.05%
Russell Global Infrastructure Fund – Class A, C, E & S	0.02%
Russell Money Market Fund – Class A	0.01%
Russell Money Market Fund – Class S	0.12%
Past Waivers: For the Russell U.S. Growth Fund, RIMCo contractually agreed to waive from January 1, 2008 through February 29, 2012 up to the full amount of its 0.80% advisory fees and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.98% of the average daily net assets of the Fund on an annual basis. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the periods ended October 31, 2009, 2010 and 2011 was $72,459, $175,626 and $109,514, respectively. There were no reimbursements for the periods ended October 31, 2009, 2010 and 2011. As a result of the waiver, the Fund paid advisory fees of $710,315, $554,067 and $559,388 for the fiscal year ended October 31, 2009, 2010 and 2011, respectively. For the Russell Tax-Managed U.S. Mid & Small Cap Fund, from January 1, 2008 through February 29, 2012, RIMCo contractually agreed to waive up to the full amount of its 0.98% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 1.10% of the average daily net assets of that Fund on an annual basis. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. RIMCo waived fees in the amount of $140,170, $106,846 and $129,773 for the fiscal years ended October 31, 2009, 2010 and 2011, respectively. There were no reimbursements for the periods ended October 31, 2009, 2010 and 2011. As a result of the waiver, the Fund paid advisory fees of $1,070,275, $1,286,673 and $1,394,045 for the fiscal years ended October 31, 2009, 2010 and 2011, respectively.
12

For the Russell Strategic Bond Fund, from March 1, 2010 through February 29, 2012, RIMCo contractually agreed to waive 0.01% of its 0.50% advisory fee for the Fund. From March 1, 2009 through February 28, 2010, RIMCo contractually agreed to waive 0.07% of its 0.50% advisory fee for the Fund. RIMCo waived fees in the amount of $5,370,231, $2,233,929 and $749,182 for the fiscal years ended October 31, 2009, 2010 and 2011, respectively. As a result of the waiver, the Fund paid advisory fees of $26,444,492, $35,159,983 and $36,709,928 for the fiscal years ended October 31, 2009, 2010 and 2011, respectively. Effective October 1, 2010, for the Russell Short Duration Bond Fund, RIMCo contractually agreed, until February 29, 2012 to waive 0.05% of its 0.45% advisory fee. The total amount of the waivers for the periods ended October 31, 2010 and 2011 were $38,096 and $477,897, respectively. There were no reimbursements for the periods ended October 31, 2010 and 2011. As a result of the waiver, the Fund paid advisory fees of $3,405,536 and $3,823,176 for the fiscal years ended October 31, 2010 and 2011, respectively. For the Russell Commodity Strategies Fund, RIMCo contractually agreed, until February 29, 2012, to waive 0.25% of its 1.25% advisory fee for the Fund. Additionally, Russell Cayman Commodity Strategies Fund Ltd. (the “Subsidiary”) pays RIMCo an advisory fee and pays RFSC an administrative fee at the annual rates of 1.25% and 0.05%, respectively, of its net assets (collectively, the “Subsidiary Fees”). Until February 29, 2012, RIMCo and RFSC have contractually agreed to waive all or a portion of the advisory fees and the administrative fees paid by the Fund to RIMCo and RFSC, respectively, in an amount equal to the amount of the Subsidiary Fees received by RIMCo, if any. The total amount of the waivers for the periods ended October 31, 2010 and 2011 were $1,397,975 and $6,230,167, respectively. There were no reimbursements for the periods ended October 31, 2010 and 2011. As a result of the waiver, the Fund paid advisory fees of $2,171,247 and $12,364,742 for the fiscal years ended October 31, 2010 and 2011, respectively. For the Russell Global Infrastructure Fund, RIMCo contractually agreed, until February 29, 2012, to waive 0.25% of its 1.25% advisory fee for the Fund. The total amount of the waivers for the periods ended October 31, 2010 and 2011 were $119,661 and $1,926,813, respectively. There were no reimbursements for the periods ended October 31, 2010 and 2011. As a result of the waiver, the Fund paid advisory fees of $322,481 and $7,707,250 for the fiscal years ended October 31, 2010 and 2011, respectively. For the Russell Global Opportunistic Credit Fund, RIMCo contractually agreed, until February 29, 2012, to waive 0.27% of its 1.00% advisory fee. The total amount of the waivers for the periods ended October 31, 2010 and 2011 were $99,108 and $1,968,275, respectively. There were no reimbursements for the periods ended October 31, 2010 and 2011. As a result of the waiver, the Fund paid advisory fees of $254,204 and $5,321,593 for the fiscal years ended October 31, 2010 and 2011, respectively. For the Russell Money Market Fund, RIMCo contractually agreed to waive through February 29, 2012, 0.15% of its 0.20% advisory fee. RIMCo waived fees in the amounts of $6,824,399, $778,912 and $419,277for the fiscal years ended October 31, 2009, 2010 and 2011, respectively. As a result of the waiver, the Fund paid advisory fees equal to $2,003,130, $259,637 and $139,833 for the fiscal years ended October 31, 2009, 2010 and 2011, respectively. RFSC contractually agreed to waive, from March 1, 2011 through February 29, 2012, a portion of its transfer agency fees for certain classes of certain RIC Funds as set forth below.
Fund and Class	Amount Waived
Russell U.S. Core Equity - Class E	0.07%
Russell U.S. Small Cap Equity – Class E	0.07%
Russell U.S. Quantitative Equity – Class E	0.07%
Russell Investment Grade Bond – Class E	0.07%
Russell Strategic Bond – Class E	0.07%
Russell International Developed Markets – Class E	0.07%
Russell Strategic Bond – Class A, C & S	0.02%
Russell Tax-Managed U.S. Mid & Small Cap – Class C, E & S	0.03%
Russell Tax-Managed U.S. Large Cap – Class C, E & S	0.04%
Russell Global Opportunistic Credit – Class A, C, E & S	0.09%
Russell Short Duration Bond – Class A, C, E & S	0.08%
Russell Tax Exempt Bond Fund – Class C, E & S	0.04%
Russell U.S. Growth Fund -- Class I	0.05%
Russell Global Infrastructure Fund – Class A, C, E & S	0.02%
Russell Money Market Fund – Class A	0.01%
Russell Money Market Fund – Class S	0.12%
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RFSC contractually agreed to waive, from March 1, 2010 through February 28, 2011, a portion of its transfer agency fees for certain classes of certain RIC Funds as set forth below.
Fund and Class	Amount Waived
Russell U.S. Core Equity - Class E	0.10%
Russell U.S. Small Cap Equity – Class E	0.10%
Russell U.S. Quantitative Equity – Class E	0.10%
Russell Investment Grade Bond – Class E	0.10%
Russell Strategic Bond – Class E	0.10%
Russell International Developed Markets – Class E	0.10%
Russell Strategic Bond – Class A, C & S	0.02%
Russell Tax-Managed U.S. Mid & Small Cap – Class C, E & S	0.03%
Russell Tax-Managed U.S. Large Cap – Class C, E & S	0.08%
Russell Global Opportunistic Credit – Class A, C, E & S	0.09%
Russell Short Duration Bond – Class A, C, E & S	0.08%
Russell Tax Exempt Bond Fund – Class C, E & S	0.08%
Russell U.S. Growth Fund -- Class I	0.05%
Russell Global Infrastructure Fund – Class A, C, E & S	0.02%
Russell Money Market Fund – Class A	0.01%
Russell Money Market Fund – Class S	0.12%
Prior to March 1, 2010, RFSC had contractually agreed to waive a portion of its transfer agency fees as follows:
Fund and Class	Waivers
Russell U.S. Core Equity - Class E	0.13%
Russell U.S. Core Equity - Class I	0.05%
Russell U.S. Quantitative Equity - Class E	0.13%
Russell U.S. Quantitative Equity - Class I	0.05%
Russell U.S. Growth - Class I	0.05%
Russell U.S. Small Cap Equity - Class E	0.13%
Russell International Developed Markets - Class E	0.13%
Russell International Developed Markets - Class I	0.05%
Russell Tax-Managed U.S. Large Cap - Class C	0.08%
Russell Tax-Managed U.S. Large Cap - Class E	0.08%
Russell Tax-Managed U.S. Large Cap - Class S	0.08%
Russell Tax-Managed U.S. Mid & Small Cap - Class C	0.03%
Russell Tax-Managed U.S. Mid & Small Cap - Class E	0.03%
Russell Tax-Managed U.S. Mid & Small Cap - Class S	0.03%
Russell Strategic Bond - Class A	0.02%
Russell Strategic Bond - Class C	0.02%
Russell Strategic Bond - Class E	0.13%
Russell Strategic Bond - Class I	0.05%
Russell Strategic Bond - Class S	0.02%
Russell Investment Grade Bond - Class E	0.13%
Russell Investment Grade Bond - Class I	0.05%
Russell Short Duration Bond - Class A	0.08%
Russell Short Duration Bond - Class C	0.08%
Russell Short Duration Bond - Class E	0.08%
Russell Short Duration Bond - Class S	0.08%
Russell Tax Exempt Bond - Class C	0.08%
Russell Tax Exempt Bond - Class E	0.08%
Russell Tax Exempt Bond - Class S	0.08%
Russell Money Market - Class A	0.01%
Russell Money Market - Class S	0.12%
For the periods ended October 31, 2011, 2010 and 2009, the total transfer agent fee waivers were as follows:
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Fund	Amount waived for fiscal year ended 10/31/11	Amount waived for fiscal year ended 10/31/10	Amount waived for fiscal year ended 10/31/09
Russell U.S. Core Equity	$65,862	$247,432	$481,804
Russell U.S. Quantitative Equity	$47,910	$204,558	$445,901
Russell U.S. Growth	$21,676	$23,336	$27,551
Russell U.S. Small Cap Equity	$23,396	$36,623	$46,589
Russell International Developed Markets	$76,131	$250,441	$514,869
Russell Tax-Managed U.S. Large Cap	$222,812	$291,909	$244,789
Russell Tax-Managed U.S. Mid & Small Cap	$46,466	$42,593	$36,882
Russell Global Opportunistic Credit*	$322,870	$6,387	-----
Russell Strategic Bond	$736,778	$895,745	$1,158,267
Russell Investment Grade Bond	$39,278	$119,552	$245,564
Russell Short Duration Bond	$575,657	$462,231	$259,310
Russell Tax Exempt Bond	$295,031	$412,471	$324,043
Russell Global Infrastructure*	$80,619	$1,450	-----
Russell Money Market	$475,181	$879,761	$4,958,356
*	The Russell Global Infrastructure and Russell Global Opportunistic Credit Funds commenced operations on October 1, 2010.
From its advisory fees, RIMCo, as agent for RIC, pays all fees to the money managers for their investment advisory services. The table in the next section entitled “Money Managers” sets forth the fees paid to money managers. The following table sets forth the net advisory fees retained by RIMCo :
	$Amount Retained			Annual rate (as a % of average daily net assets)
Fund	2011	2010	2009	2011	2010	2009
Russell U.S. Core Equity	14,550,617	$16,116,281	$13,396,937	0.36%	0.36%	0.34%
Russell U.S. Quantitative Equity	10,820,601	14,984,988	14,754,504	0.37%	0.39%	0.39%
Russell U.S. Growth	486,396	495,119	511,427	0.58%	0.54%	0.52%
Russell U.S. Value	564,538	679,865	676,260	0.49%	0.46%	0.46%
Russell U.S. Large Cap Equity***	N/A	N/A	N/A	N/A	N/A	N/A
Russell U.S. Mid Cap Equity***	N/A	N/A	N/A	N/A	N/A	N/A
Russell U.S. Small Cap Equity	4,770,716	4,750,967	3,698,761	0.31%	0.32%	0.30%
Russell International Developed Markets	20,526,573	18,462,093	14,881,900	0.42%	0.41%	0.40%
Russell Global Equity	16,246,223	9,060,075	4,446,733	0.60%	0.57%	0.55%
Russell Emerging Markets	13,177,254	9,210,156	6,778,209	0.72%	0.69%	0.69%
Russell Tax-Managed U.S. Large Cap	1,796,525	1,538,729	1,282,910	0.43%	0.42%	0.42%
Russell Tax-Managed U.S. Mid & Small Cap	1,012,762	929,924	771,584	0.65%	0.65%	0.62%
Russell Global Opportunistic Credit*	4,530,407	143,312	N/A	0.62%	0.46%	N/A
Russell Strategic Bond	30,174,178	29,880,341	24,645,610	0.40%	0.40%	0.39%
Russell Investment Grade Bond	2,786,515	2,462,370	1,630,144	0.17%	0.17%	0.16%
Russell Short Duration Bond	3,446,215	2,789,282	1,539,840	0.36%	0.36%	0.35%
Russell Tax Exempt Bond	809,536	736,929	533,026	0.14%	0.14%	0.13%
Russell Commodity Strategies**	12,932,465	3,662,357	N/A	1.05%	1.18%	N/A
Russell Global Infrastructure*	7,014,987	442,142	N/A	0.91%	1.25%	N/A
Russell Global Real Estate Securities	8,610,917	10,355,065	7,391,734	0.51%	0.57%	0.55%
Russell Money Market	559,110	1,038,549	8,827,528	0.20%	0.20%	0.20%
*	The Russell Global Infrastructure and Russell Global Opportunistic Credit Funds commenced operations on October 1, 2010.
**	The Russell Commodity Strategies Fund commenced operations on July 1, 2010.
***	The Russell U.S. Large Cap Equity and Russell U.S. Mid Cap Equity Funds commenced operations on February 7, 2012.
ORGANIZATION AND MANAGEMENT OF WHOLLY-OWNED SUBSIDIARY OF RUSSELL COMMODITY STRATEGIES FUND. The Russell Commodity Strategies Fund intends to gain exposure to commodity markets by investing up to 25% of its total assets in the Russell Cayman Commodity Strategies Fund Ltd. (the “Subsidiary”). The Subsidiary invests primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures.
15

The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Maples Corporate Services Limited, PO Box 309, Ugland House Grand Cayman KY1-1104, Cayman Islands. The Subsidiary’s affairs are overseen by a board consisting of three directors. The Subsidiary has entered into separate contracts with RIMCo and RFSC whereby RIMCo and RFSC provide investment advisory and administrative services, respectively, to the Subsidiary. In addition, RIMCo has entered into money manager agreements with each of the Fund’s money managers to manage the portion of the Subsidiary’s assets assigned to them. Neither RIMCo, RFSC nor the money managers receive separate compensation from the Subsidiary for providing it with investment advisory or administrative services. However, the Fund pays RIMCo and RFSC based on the Fund’s assets, including the assets invested in the Subsidiary. The Subsidiary has also entered into a separate contract for the provision of custody services with the same or with an affiliate of the same service provider that provides those services to the Fund. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, RIMCo and the money managers, in managing the Subsidiary, are subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, industry concentration, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described elsewhere in detail in this SAI. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Fund’s Board of Trustees regarding the Subsidiary’s compliance with its policies and procedures. The Fund and Subsidiary will test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Fund. Please refer to the section in this SAI titled “Additional Information Concerning Taxes” for information about certain tax aspects of the Fund’s investment in the Subsidiary. PORTFOLIO MANAGERS. The RIMCo Managers (RIMCo’s employees who manage the RIC Funds, oversee the money managers and have primary responsibility for the management of the Funds) are compensated by RIMCo with salaries, bonuses (paid in cash), profit sharing contributions and in some cases participation in a long-term incentive plan. Salaries are fixed annually and are driven by the market place. Compensation is not affected by an increase in Fund assets. Bonuses for the RIMCo Managers of the Funds are assessed by senior management based on the following:
  Qualitative measures, such as a RIMCo Manager’s quality of decisions made for the accounts, contributions to client services efforts and improvement of RIMCo’s investment process.
  Quantitative measures (fund performance). RIMCo Managers receive a quantitative performance assessment score for the funds they manage. The score is predominantly based on 1-year and 3-year measurement horizons. A two year horizon may be used for a fund that does not have 3 years of performance history. Performance for each fund is equally assessed relative to the fund’s index benchmark and relevant peer group. Fund weightings for each RIMCo Manager are determined at the beginning of each yearly assessment period and signed off by the asset class Chief Investment Officer (“CIO”). RIMCo Managers may be responsible for one or more funds. These funds and the assessment weighting for each fund are recorded in a central system at the beginning of the assessment period. Each fund may have an equal weight, could be asset weighted, could be a combination, or could be a custom set of applicable weights. Importantly, the assessment weighting for each fund is approved by the asset class CIO at the beginning of the assessment period. The central system tracks the performance of the allocations throughout the assessment period and delivers a score at the end to be used in the RIMCo Manager’s evaluation.
In determining the relevant peer group, senior management assigns the peer group which in their judgment most closely represents the habitat of the fund. The RIMCo Manager does not choose the peer group. With the exception of the Russell Money Market Fund, the peer group assigned by senior management matches the assigned Lipper peer group for all RIC Funds.  For the Russell Money Market Fund, the peer group assigned to the Fund by senior management differs from the Lipper peer group. The market indexes and peer group averages used to evaluate the performance of the Funds are as follows:
Russell U.S. Core Equity Fund	Russell 1000® Index
Lipper Large-Cap Core Funds Average
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Russell U.S. Quantitative Equity Fund	Russell 1000® Index
Lipper Multi-Cap Core Funds Average
Russell U.S. Growth Fund	Russell 1000® Growth Index
Lipper Large-Cap Growth Funds Average
Russell U.S. Value Fund	Russell 1000® Value Index
Lipper Multi-Cap Value Funds Average
Russell U.S. Large Cap Equity Fund	S&P 500® Index
Lipper Large-Cap Core Funds Average
Russell U.S. Mid Cap Equity Fund	Russell Midcap® Index
Lipper Mid-Cap Core Funds Average
Russell U.S. Small Cap Equity Fund	Russell 2000® Index
Russell 2500TM Index
Lipper Small-Cap Core Funds Average
Russell International Developed Markets Fund	Russell Developed ex-US Large Cap Index (net)
MSCI EAFE® Index Net (USD)
Lipper International Large-Cap Core Funds Average
Russell Global Equity Fund	Russell Developed Large Cap Index (net)
MSCI World Net Dividend Index (USD)
Lipper Global Large-Cap Core Funds Average
Russell Emerging Markets Fund	Russell Emerging Markets Index (net)
MSCI Emerging Markets Index Net (USD)
Lipper Emerging Markets Funds Average
Russell Tax-Managed U.S. Large Cap Fund	S&P 500® Index
Lipper Large-Cap Core Funds Average
Russell Tax-Managed U.S. Mid & Small Cap Fund	Russell 2500TM Index
Lipper Small Cap Core Fund Average
Russell Global Opportunistic Credit Fund	60% BofAML Global High Yield™/40% JP Morgan Emerging Markets Bond Index Global Diversified™
Russell Strategic Bond Fund	Barclays U.S. Aggregate Bond Index
Lipper BBB-Rated Corporate Debt Funds Average
Russell Investment Grade Bond Fund	Barclays U.S. Aggregate Bond Index
Lipper Intermediate Investment Grade Debt Funds Average
Russell Short Duration Bond Fund	BofAML 1-3 Yr U.S. Treasuries Index
Lipper Short-Investment Grade Debt Funds Average
Russell Tax Exempt Bond Fund	Barclays Municipal Bond 1-10 Yr Blend (1-12) Index
Lipper Intermediate Municipal Debt Funds Average
Russell Global Real Estate Securities Fund	FTSE EPRA/NAREIT Developed Real Estate Index (net)
FTSE NAREIT Equity REIT Index
Lipper Global Real Estate Funds Average
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Russell Commodity Strategies Fund	Dow Jones UBS Commodity Index Total Return Index
Lipper Commodities General Fund Average
Russell Global Infrastructure Fund	S&P Global Infrastructure Index
RIMCo Manager evaluations, salary and bonus recommendations are conducted and reviewed by Russell asset class CIOs. Russell’s compensation committee approves salaries and bonuses after the asset class CIOs’ recommendations have been reviewed by the Global Chief Investment Officer. Profit sharing contributions are typically made quarterly and are calculated as a percentage of the RIMCo Manager’s salary. The percentage is fixed and is the same percentage for all RIMCo employees who receive profit sharing contributions. The long-term incentive plan provides key professionals with future cash payments the value of which is tied to FRC’s financial performance. Awards under the long-term incentive plan are based on expected future contribution to the success of FRC. The assessment of expected future contribution is qualitative in nature and is determined by a RIMCo Manager’s manager and approved by senior executives. RIMCo Managers earning over a specified amount of cash compensation (salary plus bonus) are eligible to participate in the deferred compensation plan which allows the RIMCo Manager to elect to defer a portion of her/his cash compensation. Deferred amounts earn the return of an asset allocated mix of RIF Funds selected by the RIMCo Manager. Equity Securities Beneficially Owned By Rimco Managers In The Funds
They Manage For The Fiscal Year Ended October 31, 2011
RIMCo Managers Of The Funds	Dollar Range Of Equity Securities In The Funds Managed By The RIMCo Manager
Adam Babson	None	Russell Global Infrastructure
Matthew Beardsley	None	Russell Global Equity
	None	Russell International Developed Markets
Keith Brakebill	None	Russell Investment Grade Bond
	None	Russell Tax Exempt Bond
	None	Russell Global Opportunistic Credit
Jon Eggins	None	Russell U.S. Small Cap Equity
Bruce A. Eidelson	$10,001-$50,000	Russell Global Real Estate Securities
Gerard Fitzpatrick	None	Russell Strategic Bond
Gustavo Galindo	Over $100,000	Russell Emerging Markets
David L. Hintz	None	Russell U.S. Growth
	None	Russell U.S. Value
	None	Russell U.S. Core Equity
	None	Russell U.S. Large Cap Equity
James Ind	None	Russell Commodity Strategies
Robert Kuharic	None	Russell Tax-Managed U.S. Large Cap
	None	Russell Tax-Managed U.S. Mid & Small Cap
Kevin Lo	None	Russell Short Duration Bond
Richard Yasenchak	None	Russell U.S. Quantitative Equity
	None	Russell U.S. Mid Cap Equity
RIMCo Managers typically manage multiple portfolios. These portfolios may include mutual funds, separate accounts, unregistered funds and commingled trusts. Russell’s investment process, which includes money manager selection and proprietary asset allocation, is guided by the principle that all portfolios will be treated in a fair and equitable manner. To adhere to this guiding principle, RIMCo Managers follow a process of constructing portfolios in accordance with regulatory and investment guidelines and then select money managers to fulfill those needs. Specifically, RIMCo Managers make money manager selection and allocation decisions for each portfolio based on a variety of factors relevant to that portfolio. The investment process dictates that RIMCo Managers utilize Russell’s manager research analysis and manager rankings to assist in selecting the most suitable money manager(s) to meet the unique investment needs of the various portfolios they manage.
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At the core of Russell’s investment process is a robust oversight and peer review program for money manager selection. It includes the hiring, termination and retention of money managers. This process is overseen by Russell’s Investment Strategy Committee (ISC) and the asset class CIOs who are responsible for monitoring the portfolio management duties performed within their specific asset class. Occasionally, a particular money manager may restrict the total amount of capacity they will allocate to Russell portfolios. If, however, the total allocation is too small to be shared in a meaningful size across all Russell portfolios or if the money manager restricts the absolute number of assignments they will accept from Russell, it is the RIMCo Manager’s responsibility to determine which portfolios receive the allocation. These allocations are reviewed and approved by the ISC before implementation. In cases where a RIMCo Manager is managing multiple portfolios and must allocate a manager differently across his funds, both the asset class CIO and the ISC must review and ratify the recommendations. Other Accounts Managed By Rimco Managers
And Assets Under Management In The Accounts
As Of October 31, 2011
RIMCo Manager	Number of Registered Investment Companies	Assets Under Management (in millions)	Number of Pooled Investment Vehicles	Assets Under Management (in millions)	Other Types of Accounts	Assets Under Management (in millions)	Asset Total (in millions)
Adam Babson	--	--	--	--	--	--	--
Matthew Beardsley	--	--	5	$4,269.0	1	$483.7	$4,652.7
Keith Brakebill	1	$530.3	2	$1,528.3	--	--	$2,058.6
Jon Eggins	1	$179.6	4	$2,108.1	2	$555.5	$2,843.2
Bruce A. Eidelson	1	$486.9	6	$1,545.4	1	$825.8	$2,585.1
Gerard Fitzpatrick	--	--	4	$4,108.7	2	$544.1	$4,652.8
Gustavo Galindo	--	--	2	$935.8	--	--	$935.8
David L. Hintz*	1	$375.0	12	$7,577.8	2	$337.9	$8,290.7
James Ind	--	--	11	$2,086.3	--	--	$2,086.3
Robert Kuharic	--	--	--	--	1	$179.6	$179.6
Kevin Lo	--	--	1	$168.0	--	--	$168.0
Richard Yasenchak*	--	--	7	$2,858.8	1	$293.1	$3,151.9
*	Information is as of November 30, 2011.
MONEY MANAGERS. The Funds’ money managers are not affiliates of RIC or RIMCo other than as discretionary managers for a portion of a Fund’s portfolio. Some money managers (and their affiliates) may effect brokerage transactions for the Funds (see, “Brokerage Allocations” and “Brokerage Commissions”). Money managers may serve as advisers or discretionary managers for Russell Trust Company, other investment vehicles sponsored or advised by FRC or its affiliates, other consulting clients of FRC, other off-shore vehicles and/or for accounts which have no business relationship with the FRC organization. From its advisory fees, RIMCo, as agent for RIC, pays all fees to the money managers for their investment selection services. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average for the quarter of all the assets allocated to the money manager. For the fiscal years ended October 31, 2011, 2010 and 2009, fees paid to the money managers were:
	$Amount Paid			Annual rate (as a % of average daily net assets)
Fund	2011	2010	2009	2011	2010	2009
Russell U.S. Core Equity	$7,748,282	$8,794,305	$8,274,902	0.19%	0.19%	0.21%
Russell U.S. Quantitative Equity	5,483,660	6,285,172	6,036,565	0.18%	0.16%	0.16%
Russell U.S. Growth	182,506	234,574	271,317	0.22%	0.26%	0.28%
Russell U.S. Value	245,305	348,626	363,875	0.21%	0.24%	0.24%
Russell U.S. Large Cap Equity***	N/A	N/A	N/A	N/A	N/A	N/A
Russell U.S. Mid Cap Equity***	N/A	N/A	N/A	N/A	N/A	N/A
Russell U.S. Small Cap Equity	6,052,673	5,670,188	4,873,855	0.39%	0.38%	0.40%
Russell International Developed Markets	13,839,642	12,773,422	11,044,009	0.28%	0.29%	0.30%
Russell Global Equity	9,427,328	5,979,399	3,296,813	0.35%	0.38%	0.40%
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	$Amount Paid			Annual rate (as a % of average daily net assets)
Fund	2011	2010	2009	2011	2010	2009
Russell Emerging Markets	7,873,557	6,250,642	4,548,580	0.43%	0.46%	0.46%
Russell Tax-Managed U.S. Large Cap	1,160,005	1,021,011	867,893	0.27%	0.28%	0.28%
Russell Tax-Managed U.S. Mid & Small Cap	511,056	463,595	438,861	0.33%	0.33%	0.36%
Russell Global Opportunistic Credit**	2,759,460	210,000	N/A	0.38%	0.54%	N/A
Russell Strategic Bond	7,284,932	7,513,571	7,169,113	0.10%	0.10%	0.11%
Russell Investment Grade Bond	1,280,540	1,105,898	887,754	0.08%	0.08%	0.09%
Russell Short Duration Bond	854,858	654,350	445,083	0.09%	0.09%	0.10%
Russell Tax Exempt Bond	879,033	813,715	684,268	0.16%	0.16%	0.17%
Russell Commodity Strategies*	2,523,558	619,216	N/A	0.20%	0.07%	N/A
Russell Global Infrastructure**	2,619,076	-	N/A	0.34%	-	N/A
Russell Global Real Estate Securities	4,996,171	4,143,786	3,442,908	0.29%	0.23%	0.25%
*	The Russell Global Infrastructure and Russell Global Opportunistic Credit Funds commenced operations on October 1, 2010.
**	The Russell Commodity Strategies Fund commenced operations on July 1, 2010.
***	The Russell U.S. Large Cap Equity and Russell U.S. Mid Cap Equity Funds commenced operations on February 7, 2012.
Each money manager has agreed that it will look only to RIMCo for the payment of the money manager’s fee, after RIC has paid RIMCo. Fees paid to the money managers are not affected by any voluntary or statutory expense limitations. Some money managers may benefit as a result of brokerage commissions received by their broker-dealer affiliates that execute portfolio transactions for the Funds. DISTRIBUTOR. Russell Financial Services, Inc. (the “Distributor”) serves as the distributor of RIC Shares. The Distributor receives no compensation from RIC for its services other than Rule 12b-1 compensation and shareholder services compensation for certain classes of Shares pursuant to RIC’s Rule 12b-1 Distribution Plan and Shareholder Services Plan, respectively. The Distributor distributes shares of the Funds continuously, but reserves the right to suspend or discontinue distribution on that basis. The Distributor is not obligated to sell any specific amount of Fund shares. The Distributor is a wholly owned subsidiary of RIMCo and its mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101. CUSTODIAN AND PORTFOLIO ACCOUNTANT. State Street Bank and Trust Company (“State Street”) serves as the custodian and fund accountant for RIC. As custodian, State Street is responsible for the safekeeping of the Funds’ assets and the appointment of any subcustodian banks and clearing agencies. State Street also provides basic portfolio recordkeeping required for each of the Funds for regulatory and financial reporting purposes. The mailing address for State Street Bank and Trust Company is: 1200 Crown Colony Drive, Crown Colony Office Park, CC1-5th Floor North, Quincy, MA 02169. TRANSFER AND DIVIDEND DISBURSING AGENT. RFSC serves as transfer and dividend disbursing agent for RIC. For this service, RFSC is paid a fee for transfer agency and dividend disbursing services provided to RIC. RFSC retains a portion of this fee for its services provided to RIC and pays the balance to unaffiliated agents who assist in providing these services. RFSC’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101. ORDER PLACEMENT DESIGNEES. Russell Financial Services, Inc. or its affiliates have authorized certain Financial Intermediaries to accept on its behalf purchase and redemption orders for RIC Shares. Certain Financial Intermediaries are authorized, subject to approval of the Distributor, to designate other intermediaries to accept purchase and redemption orders on RIC’s behalf. With respect to those intermediaries, RIC will be deemed to have received a purchase or redemption order at the time such a Financial Intermediary or, if applicable, an authorized designee, accepts the order. The customer orders will be priced at the applicable Fund’s net asset value next computed after they are accepted by such a Financial Intermediary or an authorized designee, provided that Financial Intermediary or an authorized designee timely transmits the customer order to RIC.
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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP serves as the Independent Registered Public Accounting Firm of RIC. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board and a review of federal tax returns. The mailing address of PricewaterhouseCoopers LLP is 1420 Fifth Avenue, Suite 1900, Seattle, WA 98101. CODES OF ETHICS. RIC, RIMCo, Russell Financial Services, Inc. and each money manager have each adopted a code of ethics which complies in all material respects with applicable law and which is intended to protect the interests of each Fund’s shareholders. The codes of ethics are designed to prevent affiliated persons of RIC, RIMCo, Russell Financial Services, Inc. and the money managers from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics generally permit investment personnel to trade securities for their own account, including securities that may be purchased or held by a Fund, subject to restrictions on personal securities trading specified in the applicable code of ethics. Each code of ethics has been filed with the SEC and may be viewed by the public. Because each money manager is an entity not affiliated with RIC or RIMCo, RIMCo relies on each money manager to monitor the personal trading activities of the money manager’s personnel in accordance with that money manager’s code of ethics. Each money manager provides RIMCo with a quarterly certification of the money manager’s compliance with its code of ethics and a report of any significant violations of its code. PLAN PURSUANT TO RULE 18f-3. Securities and Exchange Commission (the “SEC”) Rule 18f-3 under the 1940 Act, permits a registered open-end investment company to issue multiple classes of Shares in accordance with a written plan approved by the investment company’s board of trustees that is filed with the SEC. For purposes of this SAI, because the Funds offer multiple classes of Shares, the Funds will also be referred to as “Multiple Class Funds.” The key features of the Rule 18f-3 plan are as follows: Shares of each class of a Multiple Class Fund represent an equal pro rata interest in the underlying assets of that Fund, and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class of Shares offered in connection with a Rule 12b-1 plan may bear certain fees under its respective Rule 12b-1 plan and may have exclusive voting rights on matters pertaining to that plan and any related agreements; (2) each class of Shares may contain a conversion feature; (3) each class of Shares may bear differing amounts of certain class expenses; (4) different policies may be established with respect to the payment of distributions on the classes of Shares of a Multiple Class Fund to equalize the net asset values of the classes or, in the absence of such policies, the net asset value per share of the different classes may differ at certain times; (5) each class of Shares of a Multiple Class Fund may have different exchange privileges from another class; (6) each class of Shares of a Multiple Class Fund may have a different class designation from another class of that Fund; and (7) each class of Shares offered in connection with a shareholder servicing plan would bear certain fees under its respective plan. DISTRIBUTION PLANS. Under the 1940 Act, the SEC has adopted Rule 12b-1, which regulates the circumstances under which mutual funds may, directly or indirectly, bear distribution expenses. Rule 12b-1 provides that mutual funds may pay for such expenses only pursuant to a plan adopted in accordance with Rule 12b-1. Each Multiple Class Fund has adopted a distribution plan (the “Distribution Plan”) in accordance with the Rule. Description of the Distribution Plan for Multiple Class Funds In adopting the Distribution Plan for each Multiple Class Fund, a majority of the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of RIC and who have no direct or indirect financial interest in the operation of any Distribution Plan or in any agreements entered into in connection with any Distribution Plan (the “Independent Trustees”), have concluded, in conformity with the requirements of the 1940 Act, that there is a reasonable likelihood that the Distribution Plan will benefit each respective  Multiple Class Fund and its shareholders. In connection with the Trustees’ consideration of whether to adopt the Distribution Plan for each Multiple Class Fund, the Distributor, as the Multiple Class Funds’ principal underwriter, represented to the Trustees that the Distributor believed that the Distribution Plan was expected to result in increased sales and asset retention for those Multiple Class Funds by enabling those Multiple
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Class Funds to reach and retain more investors and Financial Intermediaries (such as brokers, banks, financial planners, investment advisers and other financial institutions), although it is impossible to know for certain, in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a particular Multiple Class Fund would have. For each Multiple Class Fund offering Class A or Class C Shares, the 12b-1 fees may be used to compensate (a) Selling Agents (as defined below) for sales support services provided, and related expenses incurred with respect to Class A and Class C Shares, by such Selling Agents, and (b) the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate Selling Agents for providing support services. The Distribution Plan is a compensation-type plan. As such, RIC makes no distribution payments to the Distributor with respect to Class A or Class C Shares except as described above. Therefore, RIC does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from RIC, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor’s overhead expenses. However, the Distributor may be able to recover such amount or may earn a profit from future payments made by RIC under the Distribution Plan. For each Multiple Class Fund offering Class A or Class C Shares, the Distribution Plan provides that each Multiple Class Fund may spend annually, directly or indirectly, up to 0.75% of the average daily net asset value of its Class A and Class C Shares for any activities or expenses primarily intended to result in the sale of Class A and Class C Shares of such Multiple Class Fund. Such payments by RIC will be calculated daily and paid as billed. Any amendment to increase materially the costs that Shares may bear for distribution pursuant to the Distribution Plan shall be effective upon a vote of the holders of the affected Class of the lesser of (a) more than fifty percent (50%) of the outstanding Shares of the affected Class of a  Multiple Class Fund or (b) sixty-seven percent (67%) or more of the Shares of the affected Class of a Multiple Class Fund present at a shareholders’ meeting, if the holders of more than 50% of the outstanding Shares of the affected Class of such Multiple Class Fund are present or represented by proxy (a “1940 Act Vote”) and a vote of the Trustees, including a majority of the Independent Trustees. For the Multiple Class Funds, the Distribution Plan does not provide for those Multiple Class Funds to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures are incurred, must be made to the Trustees for their review. To remain in effect, the Distribution Plan must be approved annually by a vote of the Trustees, including a majority of the Independent Trustees. Also, any material amendments must be approved by a vote of the Trustees, including a majority of the Independent Trustees. While the Distribution Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees. For each Multiple Class Fund, the Distribution Plan is terminable without penalty at any time by (a) a vote of a majority of the Independent Trustees, or (b) a vote of the holders of the lesser of (i) more than fifty percent (50%) of the outstanding Shares of the affected Class of a Multiple Class Fund or (ii) a 1940 Act Vote. Selling Agent Agreements for Multiple Class Funds Under the Distribution Plans, the Distributor may also enter into agreements (“Selling Agent Agreements”) with Financial Intermediaries to provide sales support services with respect to  Multiple Class Fund Shares held by or for the customers of the Financial Intermediaries. Financial Intermediaries that have entered into Selling Agent Agreements are referred to in this SAI as “Selling Agents.” Under the Distribution Plan, the following  Multiple Class Funds’ C Shares accrued expenses in the following amounts, payable as compensation to the Distributor, for the fiscal years ended October 31, 2011, 2010 and 2009 (these amounts were for compensation to dealers):
	10/31/11	10/31/10	10/31/09
Russell U.S. Core Equity	$540,549	$605,168	$568,574
Russell U.S. Quantitative Equity	426,911	512,320	515,920
Russell U.S. Growth	41,797	43,158	39,947
Russell U.S. Value	72,290	79,981	70,345
Russell U.S. Large Cap Equity***	N/A	N/A	N/A
Russell U.S. Mid Cap Equity***	N/A	N/A	N/A
Russell U.S. Small Cap Equity	247,835	243,451	212,204
Russell International Developed Markets	476,514	542,862	522,491
Russell Global Equity	108,303	77,808	56,259
Russell Emerging Markets	323,847	286,311	197,587
Russell Tax-Managed U.S. Large Cap	80,166	93,585	80,426
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	10/31/11	10/31/10	10/31/09
Russell Tax-Managed U.S. Mid & Small Cap	54,942	55,904	52,196
Russell Global Opportunistic Credit*	16,551	319	N/A
Russell Strategic Bond	792,795	835,784	723,799
Russell Investment Grade Bond	253,786	281,115	235,530
Russell Short Duration Bond	822,961	592,420	201,873
Russell Tax Exempt Bond	182,375	203,271	145,397
Russell Commodity Strategies**	84,479	3,931	N/A
Russell Global Infrastructure*	23,528	349	N/A
Russell Global Real Estate Securities	370,524	381,431	291,047
*	Class C Shares of the Russell Global Infrastructure and Russell Global Opportunistic Credit Funds commenced operations on October 1, 2010.
**	Class C Shares of the Russell Commodity Strategies Funds commenced operations on July 1, 2010.
***	Class C Shares of the Russell U.S. Large Cap Equity and Russell U.S. Mid Cap Equity Funds commenced operations on February 7, 2012.
Under the Distribution Plan, the following Multiple Class Funds’ A Shares accrued expenses in the following amounts, payable as compensation to the Distributor, for the fiscal years ended October 31, 2011, 2010 and 2009 (these amounts were for compensation to dealers):
	10/31/11	10/31/10	10/31/09
Russell U.S. Core Equity	$72,617	$58,031	$44,107
Russell U.S. Quantitative Equity	46,788	44,787	37,203
Russell U.S. Large Cap Equity****	N/A	N/A	N/A
Russell U.S. Mid Cap Equity****	N/A	N/A	N/A
Russell U.S. Small Cap Equity	39,427	28,335	19,449
Russell International Developed Markets	63,017	53,705	40,853
Russell Global Equity	25,023	15,401	8,431
Russell Emerging Markets	56,723	38,217	21,277
Russell Tax-Managed U.S. Large Cap*	4,449	701	N/A
Russell Tax-Managed U.S. Mid & Small Cap*	1,512	280	N/A
Russell Global Opportunistic Credit**	3,422	31	N/A
Russell Strategic Bond	199,816	128,252	72,760
Russell Investment Grade Bond *	5,103	304	N/A
Russell Short Duration Bond	67,245	49,463	24,374
Russell Tax Exempt Bond*	5,827	1,201	N/A
Russell Commodity Strategies***	45,338	1,473	N/A
Russell Global Infrastructure**	6,782	41	N/A
Russell Global Real Estate Securities	69,330	53,019	32,732
Russell Money Market	--	--	231,973
*	Class A Shares of these Funds commenced operations on June 1, 2010.
**	Class A Shares of the Russell Global Infrastructure and Russell Global Opportunistic Credit Funds commenced operations on October 1, 2010.
***	Class A Shares of the Russell Commodity Strategies Fund commenced operations on July 1, 2010.
****	Class A Shares of the Russell U.S. Large Cap Equity and Russell U.S. Mid Cap Equity Funds commenced operations on February 7, 2012.
SHAREHOLDER SERVICES PLAN. A majority of the Trustees, including a majority of Independent Trustees, adopted and amended a Shareholder Services Plan for certain classes of Shares of the Funds. This plan is referred to as the “Service Plan.” Under the Service Plan, RIC may compensate the Distributor or any investment advisers, insurance companies, banks, investment advisers, broker-dealers, financial planners or other financial institutions that are dealers of record or holders of record or that have a servicing relationship with the beneficial owners or record holders of Shares of Class  C or Class E, offering such Shares (“Servicing Agents”), for any activities or expenses primarily intended to assist, support or service their clients who beneficially own or are primarily intended to assist, support or service their clients who beneficially own or are record holders of Shares of RIC’s Class  C or Class E. Such payments by RIC will be calculated daily and paid quarterly at a rate or rates set from time to time by the Trustees, provided that no rate set by the Trustees for Shares of Class  C or Class E may exceed, on an annual basis, 0.25% of the average daily net asset value of that Fund’s Shares.
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Among other things, the Service Plan provides that (1) the Distributor shall provide to RIC’s officers and Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended by it pursuant to the Service Plan, or by Servicing Agents pursuant to Service Agreements, and the purposes for which such expenditures were made; (2) the Service Plan shall continue in effect for so long as its continuance is specifically approved at least annually, and any material amendment thereto is approved by a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose; (3) while the Service Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees; and (4) the Service Plan is terminable, as to a  Multiple Class Fund’s Shares, by a vote of a majority of the Independent Trustees. Under the Service Plan, the following  Multiple Class Funds’ Class C and Class E Shares accrued expenses in the following amounts payable to the Distributor, for the fiscal year ended October 31, 2011:
	2011
	Class C	Class E
Russell U.S. Core Equity	$180,183	$202,629
Russell U.S. Quantitative Equity	142,304	147,127
Russell U.S. Growth	13,932	10,615
Russell U.S. Value	24,097	7,090
Russell U.S. Large Cap Equity*	N/A	N/A
Russell U.S. Mid Cap Equity*	N/A	N/A
Russell U.S. Small Cap Equity	82,612	72,416
Russell International Developed Markets	158,838	238,046
Russell Global Equity	36,101	110,577
Russell Emerging Markets	107,949	115,049
Russell Tax-Managed U.S. Large Cap	26,722	50,961
Russell Tax-Managed U.S. Mid & Small Cap	18,314	9,450
Russell Global Opportunistic Credit	5,517	23,080
Russell Strategic Bond	264,265	386,959
Russell Investment Grade Bond	84,595	122,515
Russell Short Duration Bond	274,320	54,966
Russell Tax Exempt Bond	60,792	79,716
Russell Commodity Strategies	28,159	40,963
Russell Global Infrastructure	7,846	23,890
Russell Global Real Estate Securities	123,508	95,499
*	Class C shares of the Russell U.S. Large Cap Equity and Russell U.S. Mid Cap Equity Funds commenced operations on February 7, 2012.
FUND EXPENSES. The Funds will pay all their expenses other than those expressly assumed by RIMCo and RFSC. The principal expenses of the Funds are the annual advisory fee and the annual administrative fee, payable to RIMCo and RFSC, respectively. The Funds’ other expenses include: fees for independent accountants, legal, transfer agent, registrar, custodian, dividend disbursement, portfolio and shareholder recordkeeping services, and maintenance of tax records; state taxes; brokerage fees and commissions; insurance premiums; association membership dues; fees for filing of reports and registering Shares with regulatory bodies; and such extraordinary expenses as may arise, such as federal taxes and expenses incurred in connection with litigation proceedings and claims and the legal obligations of RIC to indemnify the Trustees, officers, employees, shareholders, distributors and agents with respect thereto. Whenever an expense can be attributed to a particular Fund, the expense is charged to that Fund. Other common expenses are allocated among the Funds based primarily upon their relative net assets.
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PURCHASE, EXCHANGE AND REDEMPTION OF FUND SHARES. As described in the Prospectus, the Funds provide you with different classes of shares based upon your individual investment needs. Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights. Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) payments pursuant to the distribution plan or shareholder services plan for that specific class, (ii) transfer agency fees attributable to a specific class of shares, (iii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iv) SEC and state securities registration fees incurred by a specific class, (v) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (vi) litigation or other legal expenses relating to a specific class of shares, (vii) audit or accounting expenses relating to a specific class of shares, (viii) the expense of holding meetings solely for shareholders of a specific class and (ix) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares. The following classes of shares are available for purchase. See the applicable Prospectus for a discussion of factors to consider in selecting which class of shares to purchase and for applicable service/distribution fees. Class A Shares of Certain Russell Funds (except the Russell Money Market Fund) Class A Shares are sold at offering price, which is the net asset value plus a front-end sales charge as follows. The Funds receive the entire net asset value of all Class A Shares that are sold. The Distributor receives the full applicable sales charge from which it pays the broker/dealer commission shown in the table below. The equity Funds and the fixed income Funds have different front-end sales charges. The equity Funds include the Russell U.S. Core Equity, Russell U.S. Quantitative Equity, Russell U.S. Large Cap Equity, Russell U.S. Mid Cap Equity, Russell U.S. Small Cap Equity, Russell International Developed Markets, Russell Global Equity, Russell Emerging Markets, Russell Global Real Estate Securities, Russell Tax-Managed U.S. Large Cap, Russell Commodity Strategies, Russell Global Infrastructure and Russell Tax-Managed Mid & Small Cap Funds. The fixed income Funds include the Russell Strategic Bond, Russell Short Duration Bond, Russell Investment Grade Bond, Russell Global Opportunistic Credit and Russell Tax Exempt Funds. Equity Funds Front-End Sales Charge
Amount of your investment	Front-end sales charge as a % of offering price	Front-end sales charge as a % net amount invested	Broker/Dealer commission as a % of offering price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.60%
$1,000,000 or more	0	0	up to 1.00%
Fixed Income Funds Front-End Sales Charge
Amount of your investment	Front-end sales charge as a % of offering price	Front-end sales charge as a % net amount invested	Broker/Dealer commission as a % of offering price
Less than $50,000	3.75%	3.90%	3.00%
$50,000 but less than $100,000	3.50%	3.63%	2.75%
$100,000 but less than $250,000	2.50%	2.56%	2.00%
$250,000 but less than $500,000	2.00%	2.04%	1.60%
$500,000 but less than $1,000,000	1.50%	1.52%	1.20%
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Amount of your investment	Front-end sales charge as a % of offering price	Front-end sales charge as a % net amount invested	Broker/Dealer commission as a % of offering price
$1,000,000 or more	--0--	--0--	up to 1.00%
Investments of $1,000,000 or more. You do not pay a front-end sales charge when you buy $1,000,000 or more of shares of RIC Funds (other than money market funds). However, if your Financial Intermediary was paid a commission by the Funds’ Distributor on those Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of 1.00%. The Funds’ distributor keeps a portion of the front-end sales charge imposed on Class A Shares. Financial Intermediaries receive the remaining amount of the front-end sales charge imposed on Class A Shares and may be deemed to be underwriters of the relevant Fund as defined in the Securities Act of 1933. Financial Intermediaries that sell Class A Shares may also receive the distribution fee payable under the Funds’ distribution plan at an annual rate of up to 0.75% (presently limited to 0.25%) of the average daily net assets represented by the Class A Shares sold by them. Commissions are paid to Financial Intermediaries on Class A Share purchases by a single shareholder which are not subject to a front-end sales charge at the following rates: 1.00% on purchase up to $4 million, 0.50% on purchases over $4 million to $10 million and 0.25% on purchases over $10 million. Commissions are paid based on cumulative purchases by a shareholder over time, not on purchases made during a calendar year. Sales Charge Waivers and Reductions Please see the Funds’ prospectus for information about sales charge waivers and reductions, including front-end sales charge waivers, cumulative purchase discounts, accumulation privileges, letters of intent, reinstatement privileges, exchange privileges, and deferred sales charge waivers. Class A Shares of the Russell Money Market Fund Class A shares of the Russell Money Market Fund are sold without a front-end sales charge. Financial Intermediaries that sell Class A shares will receive the distribution fee payable under the Distribution Plan at an annual rate up to 0.75% (presently limited to 0.15%) of the average daily net assets represented by the Class A shares sold by them. To maintain a certain net yield for the Class A Shares of the Russell Money Market Fund, payments of the distribution fee on these shares were temporarily suspended for the three-month period beginning July 1, 2009. This suspension was extended for the successive three-month periods through March 31, 2012. This suspension may be extended, at the determination of the President or Treasurer of RIC, for the three-month period commencing on April 1, 2012. Class C Shares of all Funds Financial Intermediaries that sell Class C Shares will receive the shareholder services fee payable under the Funds’ shareholder services plan at an annual rate equal to 0.25% of the average daily net assets represented by Class C Shares sold by them and the distribution fee payable under the Funds’ distribution plan at an annual rate equal to 0.75% of the average daily net assets represented by the Class C Shares sold by them. Class E Shares of all Funds Financial Intermediaries that sell Class E Shares will receive the shareholder services fee payable under the Funds’ shareholder services plan at an annual rate equal to 0.25% of the average daily net assets represented by Class E Shares sold by them. Class I, S and Y Shares of all Funds Financial intermediaries will receive no shareholder services or distribution fees for these classes of shares. Class S Shares of all Funds MOVING FROM CLASS S TO CLASS A SHARES. You can redeem Class S Shares held in an account that charges an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for services (a “fee-based program”) and with the redemption proceeds purchase Class A Shares without paying a front-end sales charge if all of the following conditions are met: (a) you are leaving or have left the fee-based program, (b) you have held the Class S Shares in the fee-based program for at least one year, (c) the purchase of the Class A Shares is part of a series of transactions
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designed to move you from Class S Shares to Class A Shares of the same Fund and (d) you notify your Financial Intermediary that you meet the preceding three conditions. RFSC believes that an exchange between classes of the same Fund is not a taxable event; however, you must check with your Financial Intermediary to determine if they will process the exchange as non-taxable. Please consult with your Financial Intermediary and your tax adviser for more information. Class E, I and S Shares of All Funds Except for the Russell Money Market Fund, Class E, I and S Shares of each Fund may only be purchased by:
(1)	clients of Financial Intermediaries who charge an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for their services for the shareholder account in which the Class E, I or S Shares are held or clients of Financial Intermediaries where the Financial Intermediary would typically charge such a fee but has determined to waive its fee in a particular instance as the result of a potential conflict of interest;
(2)	employee benefit and other plans, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, HSAs (Health Savings Accounts), profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans that consolidate and hold all Fund Shares in plan level or omnibus accounts on behalf of participants. SEPs, SIMPLE-IRA and individual 403(b) Plans are not considered plans for purposes of this paragraph;
(3)	clients of Financial Intermediaries who are members of Russell Investments;
(4)	individuals pursuant to employee investment programs of Russell or its affiliates; or
(5)	current and retired registered representatives of broker-dealers having sales agreements with the Funds’ Distributor to sell such Class E, I or S Shares and current spouses or the equivalent thereof, children, step-children (with respect to current union only), parents, step-parents or parents-in-law of such registered representative or to a family trust in the name of such registered representative.
The Funds generally do not have the ability to enforce these limitations on access to Class E, I or S Shares. It is the sole responsibility of each Financial Intermediary to ensure that it only makes Class E, I or S Shares available to those categories of investors listed above that qualify for access to Class E, I or S Shares. However, the Funds will not knowingly sell Class E, I or S Shares to any investor not meeting one of the foregoing criteria. Minimum Initial Investment Requirements If you invest less than the required minimum investment in a Fund, the Funds reserve the right to refuse your order or to correct, within a reasonable period, your purchase transaction and notify you promptly of that correction. Each Fund reserves the right to close any account whose balance falls below $1,000 and to change the categories of investors eligible to purchase its Shares. Generally, for purposes of the minimum investment requirements, an account is at the shareholder level, not at the omnibus level. For retirement plans invested in the Funds at a plan level, the plan is considered the shareholder for minimum investment requirements. The following lists the exceptions to the minimum initial investment requirements:
1.	A transfer of an existing account from one Financial Intermediary or financial platform to another is not subject to the minimum initial investment requirements. For the purpose of this exception, a transfer is a transfer-in- kind or the sale and purchase of shares of the same class of the same Fund within 30 days.
2.	For Class Y Shares, upon prior notice to the Transfer Agent, multiple related party accounts will not be subject to the minimum initial investment requirements if the average Class Y account balance per Fund of these related party accounts exceeds $5 million.
3.	For Class Y Shares, upon satisfaction of certain criteria established by RFS, for omnibus accounts servicing multiple employee benefit plans and rollover account transfers, an account may be considered at the omnibus level and not the shareholder level for purposes of satisfying the minimum investment requirement.
4.	For Class Y Shares, there is no required minimum initial investment for (i) any Russell Investment Company or Russell Investment Funds fund of funds, (ii) for investment companies that have entered into contractual arrangements with the Funds or their service providers to acquire Class Y Shares or (iii) shares acquired by any collective vehicle or other discretionary account actively managed by Russell Investments.
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5.	For Class I Shares, the following categories of investors are not subject to any initial minimum investment requirement: (i) U.S. Russell associates and their spouses, domestic partners and dependent children; (ii) UTMAs or UGMAs opened by a U.S. Russell associate for the benefit of their dependent child, grandchild, great-grandchild, niece or nephew; (iii) retired Russell associates and their spouses, domestic partners and dependent children; (iv) directors, trustees, retired directors or retired trustees of Frank Russell Company, any of its subsidiaries, Russell Investment Company or Russell Investment Funds; (v) Northwestern Mutual Home Office Employees and their spouses, domestic partners and dependent children; and (vi) retired Northwestern Mutual Home Office Employees and their spouses, domestic partners and dependent children. A dependent child is one under the age of 21 that is a child by blood, adoption or a stepchild under a current marriage or domestic partnership.
Uncashed Checks Please make sure you promptly cash checks issued to you by the Funds. If you do not cash a dividend, distribution, or redemption check, the Funds will act to protect themselves and you. This may include restricting certain activities in your account until the Funds are sure that they have a valid address for you. After 180 days, the Funds will no longer honor the issued check and, after attempts to locate you, the Funds will follow governing escheatment regulations in disposition of check proceeds. No interest will accrue on amounts represented by uncashed checks. VALUATION OF FUND SHARES. The net asset value per share of each Class of Shares is calculated separately for each Fund Class on each business day on which Shares are offered or orders to redeem are tendered. A business day is one on which the New York Stock Exchange (“NYSE”) is open for regular trading. Currently, the NYSE is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share is computed for each class of Shares of a Fund by dividing the current value of the Fund’s assets attributable to each class of Shares, less liabilities attributable to that class of Shares, by the number of each individual class of Shares of the Fund outstanding, and rounding to the nearest cent. The Russell International Developed Markets, Russell Global Equity, Russell Commodity Strategies, Russell Global Infrastructure, Russell Global Opportunistic Credit, Russell Global Real Estate Securities and Russell Emerging Markets Funds’ portfolio securities actively trade on foreign exchanges which may trade on Saturdays and on days that the Funds do not offer or redeem Shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the net asset value of Fund Shares when the shareholder is not able to purchase or redeem Fund Shares. Further, because foreign securities markets may close prior to the time the Funds determine their net asset values, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Funds calculate their net asset values may not be reflected in the calculations of net asset value unless RFSC determines that a particular event would materially affect the net asset value. VALUATION OF PORTFOLIO SECURITIES. With the exceptions noted below, the Funds value their portfolio securities at “fair market value.” This generally means that equity securities listed and principally traded on any national securities exchange are valued on the basis of the last sale price or, if there were no sales, at the closing bid price, on the primary exchange on which the security is traded. Equity securities traded over-the-counter (“OTC”) are valued on the basis of official closing price. Fixed– income securities are valued on the basis of the closing bid price, and options and futures contracts are valued on the basis of last sale price or settlement price for futures. Because many fixed–income securities do not trade each day, last sale or bid prices often are not available. As a result, these securities may be valued using prices provided by a pricing service or broker when the prices are believed to be reliable––that is, when the prices reflect the fair market value of the securities. International equity securities traded on a national securities exchange or OTC are valued on the basis of official closing price. Short term securities maturing within 60 days of the valuation date held by the Funds are valued using the amortized cost method. Under this method, a portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The Funds utilize the amortized cost valuation method in accordance with Rule 2a–7 under the 1940 Act. The money market instruments are valued at “amortized cost” unless the Board determines that
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amortized cost does not represent fair value. The Funds’ Board has established procedures for the purpose of maintaining a constant net asset value for the Russell Money Market Fund. However, there can be no assurance that a constant net asset value will be maintained for the Russell Money Market Fund. Such procedures typically include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the amortized cost per share. Should such deviation exceed 1⁄2 of 1% for the Russell Money Market Fund, the Funds’ Board will promptly hold a meeting in person or by telephone conference call to consider what, if any, action should be initiated to eliminate or reduce material dilution or other adverse impact to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of the Fund, withholding dividends, utilizing a net asset value per share as determined by using available market quotations and investing all cash instruments maturing on the next business day. Short-term securities maturing within 60 days at time of purchase held by the non–money market Funds are also valued at “amortized cost” unless the Board determines that amortized cost does not represent fair value. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument. Municipal obligations are appraised or priced by an independent pricing source, approved by the Board, which utilizes relevant information, such as bond transactions, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. PRICING OF SECURITIES. The Funds may value certain securities for which market quotations are not readily available at “fair value,” as determined in good faith pursuant to procedures established by the Board of Trustees and delegated to RFSC to administer. Market quotations for non-U.S. securities, either individually or collectively, may not be considered to be readily available if a significant event, including but not limited to an increase or decrease in U.S. market indices meeting standards of significance specified in the procedures established by the Board (which standards of significance are subject to change), occurs after the close of the non-U.S. markets on which such securities are traded. If you hold Shares in a Fund that holds portfolio securities listed primarily on non-U.S. exchanges, the net asset value of that Fund’s Shares may change on a day when you will not be able to purchase or redeem that Fund’s Shares. This is because the value of those portfolio securities may change on weekends or other days when the Fund does not price its Shares. PORTFOLIO TRANSACTION POLICIES. Generally, securities are purchased for the Russell U.S. Core Equity, Russell U.S. Quantitative Equity, Russell U.S. Growth, Russell U.S. Value, Russell U.S. Large Cap Equity, Russell U.S. Mid Cap Equity, Russell International Developed Markets, Russell Global Equity, Russell Emerging Markets, Russell Investment Grade Bond, Russell Global Real Estate Securities, Russell Commodity Strategies and Russell Global Infrastructure Funds for investment income and/or capital appreciation and not for short–term trading profits. A Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. A Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that holding the security is no longer consistent with the investment strategies it pursues for the Fund. The Russell U.S. Small Cap Equity, Russell Strategic Bond, Russell Short Duration Bond, Russell Tax Exempt Bond and Russell Global Opportunistic Credit Funds trade more actively to realize gains and/or to increase yields on investments by trading to take advantage of short-term market variations.  This policy is expected to result in higher portfolio turnover for these Funds.  Conversely, the Russell Tax-Managed U.S. Large Cap Fund and the Russell Tax-Managed U.S. Mid & Small Cap Fund, which seek to minimize the impact of taxes on their shareholders, attempt to limit short-term capital gains and to minimize the realization of net long-term capital gains.  These policies are expected to result in a lower portfolio turnover rate for the Russell Tax-Managed U.S. Large Cap Fund and the Russell Tax-Managed U.S. Mid & Small Cap Fund. The portfolio turnover rates for certain multi–manager Funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager. Decisions to buy and sell securities for each Fund are made by a money manager independently from other money managers. Thus, one money manager could decide to sell a security when another money manager for the same Fund decides to purchase the same security, thereby increasing the Fund’s portfolio turnover ratios and brokerage commissions. The Funds’ changes of money managers may also result in a significant number of portfolio sales and purchases as the new money manager restructures the former money manager’s portfolio. The Funds, except the Russell Tax-Managed U.S. Large Cap, Russell Tax-Managed U.S. Mid & Small Cap and Russell Tax Exempt Bond Funds, do not give significant weight to attempting to realize long–term capital gains when making portfolio management decisions.
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PORTFOLIO TURNOVER RATE. Portfolio turnover measures how frequently securities held by a Fund are bought and sold. The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the past 13 months. For purposes of determining the rate, all short–term securities, including options, futures, forward contracts, and repurchase agreements, are excluded. Significant variations in the portfolio turnover rates for any Fund generally are primarily attributable to money manager changes, market volatility, and/or duration of portfolio investments. The portfolio turnover rates for the fiscal years ended October 31, 2011 and 2010 for each Fund (other than the Russell Money Market Fund) were:
	10/31/11	10/31/10
Russell U.S. Core Equity	90%	97%
Russell U.S. Quantitative Equity	142	102
Russell U.S. Growth	142	111
Russell U.S. Value	127	97
Russell U.S. Large Cap Equity***	N/A	N/A
Russell U.S. Mid Cap Equity***	N/A	N/A
Russell U.S. Small Cap Equity	111	99
Russell International Developed Markets	74	91
Russell Global Equity	83	74
Russell Emerging Markets	73	67
Russell Tax-Managed U.S. Large Cap	58	82
Russell Tax-Managed U.S. Mid & Small Cap	46	57
Russell Global Opportunistic Credit*	126	4
Russell Strategic Bond	233	206
Russell Investment Grade Bond	187	157
Russell Short Duration Bond	339	195
Russell Tax Exempt Bond	29	24
Russell Commodity Strategies**	123	11
Russell Global Infrastructure*	145	8
Russell Global Real Estate Securities	69	141
*	The Russell Global Infrastructure and Russell Global Opportunistic Credit Funds commenced operations on October 1, 2010.
**	The Russell Commodity Strategies Fund commenced operations on July 1, 2010.
***	The Russell U.S. Large Cap Equity and Russell U.S. Mid Cap Equity Funds commenced operations on February 7, 2012.
A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to a Fund’s portfolio securities (see “Taxes”). DISCLOSURE OF PORTFOLIO HOLDINGS. The Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. These portfolio holdings disclosure policies have been approved by the Board of Trustees. Disclosures of portfolio holdings information may only be made pursuant to these Board-approved policies and procedures. Disclosure of a Fund’s portfolio holdings may only occur if such disclosure is consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Fund and its adviser. Disclosure is permissible only when a Fund, as determined by the Board of Trustees or Chief Compliance Officer, has legitimate business purposes for such disclosure and the recipients are subject to a written confidentiality agreement, which includes a duty not to trade on non-public information. Public Disclosures of Portfolio Holdings Information Disclosure of a Fund’s complete holdings as of the end of each fiscal quarter is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds will also make these reports available on their website, www.russell.com. Disclosure of a Fund’s
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complete portfolio holdings will be available on the Funds’ website following each month end. Except for the Russell Money Market Fund, such disclosure will be available no later than 60 calendar days following each month end. Disclosure of a Fund’s top ten portfolio holdings as of the last day of each month will be available on the Funds’ website no later than 15 calendar days after each month end. Following each month end, the Russell Money Market Fund will post on its website a schedule of investments that conforms to the requirements of Rule 2a-7 under the 1940 Act.  Such disclosure will be available on the Russell Money Market Fund’s website no later than 5 business days after each month end and will remain on the website for at least six months. Upon the occurrence of an unexpected, out of the ordinary event with respect to one or more portfolio holdings or the market as a whole, RIMCo may, consistent with the statement of policy set forth above and with the prior approval of the Chief Compliance Officer, prepare and make available on the Funds’ website a statement relating to such event which may include information regarding the Funds’ portfolio holdings. Portfolio managers and other senior officers or spokespersons of the Funds may disclose or confirm the ownership of any individual portfolio holdings position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the portfolio holdings disclosure policies. A Fund may pay for any portion of a redemption amount by a distribution of in-kind securities from the Fund’s portfolio, instead of in cash. Prior to making an in-kind distribution, RIMCo will notify the redeeming Shareholder that all information regarding the Fund’s portfolio holdings is non-public and confidential, may not be disclosed to others and may not be used as the basis for any trading decisions. Non-Public Disclosures of Portfolio Holdings Information RIMCo and the money managers may periodically distribute lists of applicable investments held by the Funds for the purpose of facilitating management of the Funds’ portfolios and receipt of relevant research. Mellon Analytical Solutions, FactSet Research Systems Inc., Vestek, Advent Software, Inc., Brown Brothers Harriman, Pace, Interactive Data Corporation and Electra Information Systems provide such services to RIMCo and the money managers and as such may receive monthly, weekly and daily portfolio holdings. RIMCo and the money managers may periodically distribute a list of the issuers and securities which are covered by their respective research departments as of a particular date, but in no case will such a list identify an issuer’s securities as either currently held or anticipated to be held by the Funds or identify Fund position sizes. In addition, the Funds’ custodian generates daily portfolio holdings information in connection with its services to the Funds. Confluence Technologies, Inc. (“CTI”), Glass Lewis & Co. (“Glass Lewis”) and Risk Metrics Group, Inc. (“RiskMetrics”) provide performance reporting services and proxy voting and class action registration services to RIMCo, respectively. CTI, Glass Lewis and RiskMetrics receive daily portfolio holdings information in connection with their services to RIMCo. Such service providers must keep the portfolio holdings information confidential and cannot trade based on the non-public information. There is no lag between the date of such portfolio holdings information and the date on which the information is disclosed to the service providers. From time to time rating and ranking organizations such as iMoneyNet, Crane Data LLC, Standard & Poor’s, Moody’s, Morningstar, Inc. and Lipper Analytical Services may request complete portfolio holdings information in connection with rating the Funds. In order to facilitate the review of the Funds by these rating agencies, the Funds may distribute (or authorize their service providers to distribute) portfolio holdings information to such ratings agencies before their public disclosure is required or authorized, provided that (a) the recipient does not distribute the information or results of analyses to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds’ shares before the information or results of analyses become public information and (b) the recipient is subject to a confidentiality agreement, which includes a duty not to trade on non-public information. No compensation or other consideration is paid to the Funds, RIMCo or the money managers for any non–public disclosure of portfolio holdings information. Administration of the Portfolio Holdings Disclosure Policies The Chief Compliance Officer will exercise oversight of disclosures of the Funds’ portfolio holdings. It is the duty of the Chief Compliance Officer or her designee to ensure that all disclosures of the portfolio holdings of a Fund are in the best interests of such Fund’s shareholders. It is the responsibility of each business unit with access to portfolio holdings, including RFSC Fund Administration and RIMCo’s Investment Management and Research Division, to inform the Chief Compliance Officer of any third parties receiving portfolio holdings information which has not previously been disclosed. The Chief Compliance Officer is also responsible for monitoring for conflicts of interest between the interests of Fund shareholders and the interests of the Funds’ investment adviser, principal underwriter, or any affiliated person of the Funds, their investment adviser or their principal underwriter. Every violation of the portfolio holdings disclosure policies must be reported to the
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Funds’ Chief Compliance Officer. If the Chief Compliance Officer deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, the violation will be reported to the Funds’ Board of Trustees, as required by Rule 38a-1. The Chief Compliance Officer also has the discretion to report other compliance matters arising under the portfolio holdings disclosure policies to the Board of Trustees. Disclosure of the Funds’ portfolio holdings made in accordance with these procedures is authorized by the Funds’ Board of Trustees. The portfolio holdings disclosure policies may not be waived, and exceptions may not be made, without the consent of the Funds’ Board of Trustees; provided, however that waivers or exceptions in connection with operational or administrative functions may be made with the prior consent of the Chief Compliance Officer. All such waivers and exceptions by the Chief Compliance Officer will be disclosed to the Board of Trustees no later than its next regularly scheduled quarterly meeting. PROXY VOTING POLICIES AND PROCEDURES. The Board has delegated to RIMCo, as RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). RIMCo has also hired a third party service provider to serve as proxy administrator (“Administrator”), although RIMCo (whether acting directly or through the Committee) retains final authority with respect to proxy voting. The P&P are designed to ensure that proxy voting decisions are made in accordance with the best interests of RIMCo’s clients and to enable the Committee to resolve any material conflicts of interest between the Funds on the one hand, and RIMCo or its affiliates, on the other, before voting proxies with respect to a matter in which such a conflict may be present. In order to assure that proxies are voted in accordance with the best interests of clients at all times, the P&P authorize votes to be cast in accordance with the Guidelines and delegate to the Administrator responsibility for performing research and making recommendations in accordance with the Guidelines. Conflicts are addressed in the P&P by requiring the implementation of a process requiring additional diligence and documentation if ballots are not voted in accordance with the Guidelines or pursuant to the recommendation of the Proxy Administrator. The Guidelines address matters that are commonly submitted to shareholders of a company for voting, including, but not limited to, issues relating to corporate governance, auditors, the board of directors, capital structure, executive and director compensation, and mergers and corporate restructurings. Subject to the supervision and oversight of the Committee, and the authority of the Committee to intervene with respect to a particular proxy matter, the Administrator is obligated to vote all proxies as set forth in the Guidelines. The following are examples of certain types of issues that are covered in the Guidelines and how the proxies are generally voted.
  Proxies will generally be voted for routine agenda items such as the opening of the shareholder meeting; the presence of quorum; regulatory filings; the designation of inspector or shareholder representatives of minutes of meeting; the allowance of questions; the publication of minutes; and the closing of the shareholder meeting.
  In connection with director and officer indemnification and liability protection, proxies will generally be voted: against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care or for proposals that expand protection beyond the standards set forth by Delaware law; against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts that are more serious violations of fiduciary obligations than mere carelessness; and for proposals that would provide indemnification for an Italian company’s internal auditors or expanded indemnification where a director’s or officer’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company.
  In certain corporate governance matters, proxies will generally be voted: for proposals seeking to amend a company’s articles of association, procedures, processes and/or other company documents unless the Administrator recommends a vote against such matter, in which case such vote will be determined on a case-by-case basis; for mergers and acquisitions proposals unless the Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; for corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, asset sales and creation of holding companies, unless the Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; against proposals to classify the board; for shareholder proposals that ask a company to submit its poison pill for shareholder
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  ratification unless the Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; and against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
  In regards to changes to a company’s capital structure, proxies are generally voted against proposals that seek to increase the authorized common or preferred stock by twice the present limit, unless the increase is in connection with a stock split or merger that was voted in favor of; against proposals to create preferred stock, unless the Administrator recommends a vote for, in which case such vote will be determined on a case-by-case basis; if the company does not have any preferred shares outstanding, proxies will generally be voted against the requested authorization.
  Generally, proxies are voted for executive and director stock option plans unless the Administrator recommends a vote against such matter, in which case additional criteria specified in the Guidelines will apply and such vote may be determined on a case-by-case basis.
  In connection with social and environmental matters, proxies will generally be voted for management social, political or environmental proposals unless the Administrator recommends a vote against such matter, in which case such vote will be determined on a case-by-case basis. However, in regards to shareholder social, political, nuclear safety, land use, ecological or environmental proposals, proxies may be assessed on a case-by-case basis.
Where a voting matter is not specifically addressed in the Guidelines or there is a question as to the outcome, the Administrator is obligated to request additional direction from the Committee. The Administrator is obligated to maintain records of all votes received, all votes cast and other relevant information. To the extent that any shares of a Fund are owned directly by any other Fund, those shares will be voted directly by the Fund in the same proportion as all other votes received from the other holders of such Fund’s shares. Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, at http://www.russell.com and on the SEC’s website at http://www.sec.gov. BROKERAGE ALLOCATIONS. Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is made either by the money manager or by RIMCo. RIC’s arrangements with RIMCo and the money managers provide that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek best execution. The factors that may be considered in assessing the best execution available for any transaction include the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, the reasonableness of the commission, if any, and the value of research services (as that term is defined in Section 28(e) of the Securities Exchange Act of 1934). In assessing whether the best overall terms have been obtained, RIMCo and the money managers are not obligated to select the broker offering the lowest commission. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with RIC’s procedures adopted in accordance with Rule 17e-1 of the 1940 Act. In the case of securities traded in the over-the-counter market and depending on where the money manager or RIMCo believes best execution is available, portfolio transactions may be effected either (1) on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or (2) on a principal basis at net prices, which include compensation to the broker-dealer in the form of a mark-up or mark-down without commission. A money manager may effect portfolio transactions for the segment of a Fund’s portfolio assigned to the money manager with a broker-dealer affiliated with RIMCo or the money manager, as well as with brokers affiliated with other money managers. The Funds effect certain transactions through Russell Implementation Services, Inc. (“RIS”) and its global network of unaffiliated correspondent brokers. RIS is a registered broker and investment adviser and an affiliate of RIMCo. Trades placed through RIS and its correspondents are made (i) to manage trading associated with changes in managers, rebalancing across existing managers, cash flows and other portfolio transitions or (ii) to execute portfolio securities transactions for the portion of each Fund’s assets that RIMCo determines not to allocate to money managers, including assets RIMCo may manage to manage risk in a Fund’s investment portfolio and for each Fund’s cash reserves. The Funds will effect transactions through Recapture Services, a division of BNY ConvergEX Execution Solutions LLC (“Recapture Services”) and its global network of unaffiliated correspondent brokers. Trades placed through Recapture Services and its correspondents are used (i) to obtain research services for RIMCo to assist RIMCo in its investment decision-making process in its capacity as Advisor to the Funds or (ii) to generate commission rebates to the Funds on whose behalf the trades
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were made. For purposes of trading to obtain research services for RIMCo or to generate commission rebates to the Funds, the Funds’ money managers are requested to, and RIMCo may with respect to transactions it places, effect transactions with or through Recapture Services and its correspondents or other brokers only to the extent that the money managers or RIMCo believe that the Funds will receive best execution. In addition, RIMCo recommends targets for the amount of trading that money managers direct though Recapture Services based upon several factors including asset class and investment style, among others. Research services provided to RIMCo by Recapture Services or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will generally be obtained from unaffiliated third parties at market rates, which may be included in commission costs. Research provided to RIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within RIC and other funds and clients managed or advised by RIMCo or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients. Decisions concerning the acquisition of research services by RIMCo are approved and monitored by a FRC Soft Commission Committee (“SCC”), which consists principally of employees in research and investment management roles. The SCC acts as an oversight body with respect to purchases of research services acquired by RIMCo using soft commissions generated by funds managed by FRC affiliates, including the Funds. Recapture Services or other brokers may also rebate to the Funds a portion of commissions earned on certain trading by the Funds through Recapture Services and its correspondents in the form of commission recapture. Commission recapture is paid solely to those Funds generating the applicable commission. Commission recapture is generated on the instructions of the SCC once RIMCo’s research needs have been met. Recapture Services retains a portion of all commissions generated, regardless of whether the trades were used to provide research services to RIMCo or commission recapture to the Funds. Trades through Recapture Services and its correspondents for transition services and manager funding (i.e., brokerage arrangements designed to reduce costs and optimize performance during the transition of Fund assets upon the hiring, termination or additional funding of a money manager) are at ordinary and customary commission rates and do not result in commission rebates or accrued credits for the procurement of research related services. Additionally, a money manager may independently effect transactions through Recapture Services and its correspondents or a broker affiliated with the money manager or another broker to obtain research services for its own use. Research services provided to a money manager may benefit the Fund generating the trading activity but may also benefit other funds and clients managed or advised by the money manager. Similarly, the Funds may benefit from research services provided with respect to trading by those other funds and clients. BROKERAGE COMMISSIONS. During the Funds’ fiscal years ended October 31, 2011, 2010 and 2009, the total brokerage commissions paid by the Funds were:
	2011	2010	2009
Russell U.S. Core Equity	$5,575,454	$7,414,842	$8,815,960
Russell U.S. Quantitative Equity	3,040,849	4,494,437	4,783,446
Russell U.S. Growth	170,956	194,200	310,454
Russell U.S. Value	198,895	391,029	560,155
Russell U.S. Small Cap Equity	3,144,829	3,545,647	5,133,690
Russell International Developed Markets	6,808,555	7,793,881	7,552,609
Russell Global Equity	3,448,234	2,934,741	1,688,155
Russell Emerging Markets	3,186,508	2,227,998	2,188,947
Russell Tax-Managed U.S. Large Cap	377,766	397,975	425,264
Russell Tax-Managed U.S. Mid & Small Cap	198,088	200,751	273,891
Russell Strategic Bond	455,965	503,855	551,819
Russell Investment Grade Bond	78,990	92,779	81,718
Russell Short Duration Bond	39,374	38,901	57,763
Russell Global Infrastructure*	3,180,676	564,396	N/A
Russell Global Real Estate Securities	2,891,685	4,697,304	4,493,790
*	The Russell Global Infrastructure Fund commenced operations on October 1, 2010.
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The principal reasons for changes in several Funds’ brokerage commissions for the three years were (1) changes in Fund asset size, (2) changes in market conditions, (3) changes in money managers of certain Funds, which required substantial portfolio restructurings, resulting in increased securities transactions and brokerage commissions, and (4) Fund mergers. The Russell U.S. Large Cap Equity Fund and the Russell U.S. Mid Cap Equity Fund commenced operations on February 7, 2012 and therefore did not pay any brokerage commisions for the fiscal years ended October 31, 2011, 2010 or 2009. The Russell Global Opportunistic Credit, Russell Strategic Bond, Russell Investment Grade Bond, Russell Short Duration Bond, Russell Tax Exempt Bond, Russell Commodity Strategies and Russell Money Market Funds normally do not pay a stated brokerage commission on transactions, but may pay brokerage commissions on trading associated with changes in money managers. During the fiscal year ended October 31, 2011, approximately $2,718,748 of the brokerage commissions of the Funds were directed to brokers who provided brokerage or research services to RIMCo. The research services include, but are not limited to (1) advice either directly or indirectly through publications or writings as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or of purchases or sellers of securities, (2) analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and/or (3) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) or that are required in connection therewith. Gross brokerage commissions received by affiliated broker/dealers from affiliated money managers for the fiscal years ended October 31, 2011, 2010 and 2009 from portfolio transactions effected for the Funds were as follows:
Fund Name	RIMCo/Money Manager	Affiliated Broker	2011 Total (USD)	Percent of Fund’s Commission	Percent of Fund’s Principal
Russell Emerging Markets Fund
RIMCo
Russell Implementation Services, Inc.	527,822	16.564%	9.158%
UBS Global Asset Management
UBS Securities LLC	3,658	0.115%	0.082%
Total:	531,480	16.679%	9.240%
Russell Global Equity Fund
RIMCo
Russell Implementation Services, Inc.	438,332	12.712%	12.586%
Total:	438,332	12.712%	12.586%
Russell Global Infrastructure Fund
Macquarie Capital Investment Management LLC
Macquarie Group Limited	6,110	0.192%	0.326%
RIMCo
Russell Implementation Services, Inc.	46,135	1.450%	1.891%
Total:	52,245	1.642%	2.217%
Russell Global Real Estate Securities Fund
RIMCo
Russell Implementation Services, Inc.
Total:	0	0.000%	0.000%
Russell International Developed Markets Fund
RIMCo
Russell Implementation Services, Inc.	505,604	7.426%	6.480%
UBS Global Asset Management
UBS Securities LLC	4,087	0.060%	0.026%
Total:	509,691	7.486%	6.506%
Russell Short Duration Bond Fund
RIMCo
Russell Implementation Services, Inc.
Total:	0	0.000%	0.000%
Russell Tax-Managed U.S. Large Cap Fund
RIMCo
35

Fund Name	RIMCo/Money Manager	Affiliated Broker	2011 Total (USD)	Percent of Fund’s Commission	Percent of Fund’s Principal
Russell Implementation Services, Inc.	37,960	10.048%	13.921%
Total:	37,960	10.048%	13.921%
Russell Tax-Managed U.S. Mid & Small Cap Fund
RIMCo
Russell Implementation Services, Inc.
Total:	0	0.000%	0.000%
Russell U.S. Core Equity Fund
RIMCo
Russell Implementation Services, Inc.	434,670	7.796%	9.940%
Total:	434,670	7.796%	9.940%
Russell U.S. Growth Fund
RIMCo
Russell Implementation Services, Inc.	25,601	14.975%	19.854%
Total:	25,601	14.975%	19.854%
Russell U.S. Quantitative Equity Fund
Mellon Capital Management Corporation
Lynch, Jones & Ryan, Inc.
RIMCo
Russell Implementation Services, Inc.	611,802	20.119%	12.830%
Total:	611,802	20.119%	12.830%
Russell U.S. Small Cap Equity Fund
RIMCo
Russell Implementation Services, Inc.	319,475	10.159%	11.113%
Total:	319,475	10.159%	11.113%
Russell U.S. Value Fund
RIMCo
Russell Implementation Services, Inc.	42,336	21.286%	18.691%
Total:	42,336	21.286%	18.691%
Fund Name	RIMCo/Money Manager	Affiliated Broker	2010 Total (USD)	Percent of Fund’s Commission	Percent of Fund’s Principal
Russell Emerging Markets Fund
RIMCo
Russell Implementation Services, Inc.	25,453	1.142%	0.655%
UBS Global Asset Management
UBS Securities LLC	636	0.029%	0.007%
Total:	26,089	1.171%	0.662%
Russell Global Equity Fund
RIMCo
Russell Implementation Services, Inc.	652,156	22.222%	15.757%
Total:	652,156	22.222%	15.757%
Russell Global Infrastructure Fund
Macquarie Capital Investment Management LLC
Macquarie Group Limited	437	0.077%	0.048%
RIMCo
Russell Implementation Services, Inc.	379,072	67.164%	32.119%
Total:	379,509	67.241%	32.167%
Russell Global Real Estate Securities Fund
RIMCo
Russell Implementation Services, Inc.	1,357,505	28.900%	28.263%
Total:	1,357,505	28.900%	28.263%
Russell International Developed Markets Fund
36

Fund Name	RIMCo/Money Manager	Affiliated Broker	2010 Total (USD)	Percent of Fund’s Commission	Percent of Fund’s Principal
RIMCo
Russell Implementation Services, Inc.	827,037	10.611%	8.496%
UBS Global Asset Management
UBS Securities LLC	7,688	0.099%	0.040%
Total:	834,725	10.710%	8.536%
Russell Short Duration Bond Fund
RIMCo
Russell Implementation Services, Inc.
Total:	0	0.000%	0.000%
Russell Tax-Managed U.S. Large Cap Fund
RIMCo
Russell Implementation Services, Inc.	10,312	2.591%	3.005%
Total:	10,312	2.591%	3.005%
Russell Tax-Managed U.S. Mid & Small Cap Fund
RIMCo
Russell Implementation Services, Inc.	42,034	20.938%	17.415%
Total:	42,034	20.938%	17.415%
Russell U.S. Core Equity Fund
RIMCo
Russell Implementation Services, Inc.	994,390	13.411%	11.581%
Total:	994,390	13.411%	11.581%
Russell U.S. Growth Fund
RIMCo
Russell Implementation Services, Inc.	4,455	2.294%	2.940%
Total:	4,455	2.294%	2.940%
Russell U.S. Quantitative Equity Fund
Mellon Capital Management Corporation
Lynch, Jones & Ryan, Inc.
RIMCo
Russell Implementation Services, Inc.	1,448,904	32.238%	15.357%
Total:	1,448,904	32.238%	15.357%
Russell U.S. Small Cap Equity Fund
RIMCo
Russell Implementation Services, Inc.	151,670	4.278%	3.584%
Total:	151,670	4.278%	3.584%
Russell U.S. Value Fund
RIMCo
Russell Implementation Services, Inc.	80,612	20.615%	17.070%
Total:	80,612	20.615%	17.070%
Fund Name	RIMCo/Money Manager	Affiliated Broker	2009 Total (USD)	Percent of Fund’s Commission	Percent of Fund’s Principal
Russell Emerging Markets Fund
	RIMCo
		Russell Implementation Services, Inc.	33,930	1.550%	0.438%
	UBS Global Asset Management
		UBS Securities LLC	2,439	0.111%	0.264%
Total:			36,369	1.661%	0.702%
Russell Global Equity Fund
	RIMCo
		Russell Implementation Services, Inc.	310,577	18.397%	8.284%
Total:			310,577	18.397%	8.284%
37

Fund Name	RIMCo/Money Manager	Affiliated Broker	2009 Total (USD)	Percent of Fund’s Commission	Percent of Fund’s Principal
Russell Global Infrastructure Fund
Macquarie Capital Investment Management LLC
Macquarie Group Limited
RIMCo
Russell Implementation Services, Inc.
Total:	0	0.000%	0.000%
Russell Global Real Estate Securities Fund
RIMCo
Russell Implementation Services, Inc.	247,542	5.509%	4.008%
Total:	247,542	5.509%	4.008%
Russell International Developed Markets Fund
RIMCo
Russell Implementation Services, Inc.	1,462,055	19.358%	6.951%
UBS Global Asset Management
UBS Securities LLC	5,318	0.070%	0.021%
Total:	1,467,373	19.428%	6.972%
Russell Short Duration Bond Fund
RIMCo
Russell Implementation Services, Inc.	27,690	47.937%	0.452%
Total:	27,690	47.937%	0.452%
Russell Tax-Managed U.S. Large Cap Fund
RIMCo
Russell Implementation Services, Inc.	6,556	1.542%	0.629%
Total:	6,556	1.542%	0.629%
Russell Tax-Managed U.S. Mid & Small Cap Fund
RIMCo
Russell Implementation Services, Inc.	14,787	5.399%	1.287%
Total:	14,787	5.399%	1.287%
Russell U.S. Core Equity Fund
RIMCo
Russell Implementation Services, Inc.	1,114,371	12.640%	6.278%
Total:	1,114,371	12.640%	6.278%
Russell U.S. Growth Fund
RIMCo
Russell Implementation Services, Inc.	16,890	5.440%	0.888%
Total:	16,890	5.440%	0.888%
Russell U.S. Quantitative Equity Fund
Mellon Capital Management Corporation
Lynch, Jones & Ryan, Inc.	194,206	4.060%	0.745%
RIMCo
Russell Implementation Services, Inc.	1,446,799	30.246%	8.069%
Total:	1,641,005	34.306%	8.814%
Russell U.S. Small Cap Equity Fund
RIMCo
Russell Implementation Services, Inc.	369,016	7.188%	3.381%
Total:	369,016	7.188%	3.381%
Russell U.S. Value Fund
RIMCo
Russell Implementation Services, Inc.	34,124	6.092%	2.683%
Total:	34,124	6.092%	2.683%
The percentage of total affiliated transactions (relating to trading activity) to total transactions during the fiscal year ended October 31, 2011 for the Funds was 9.16%.
38

During the Funds’ fiscal year ended October 31, 2011, the Funds purchased securities issued by the following regular brokers or dealers as defined by Rule 10b–1 of the 1940 Act, each of which is one of the Funds’ ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Funds. The value of broker–dealer securities held as of October 31, 2011, was as follows:
Brokers by Commission
Broker	Russell U.S. Core Equity Fund	Russell U.S. Quantitative Equity Fund	Russell U.S. Growth Fund	Russell U.S. Value Fund	Russell U.S. Small Cap Equity Fund	Russell International Developed Markets Fund
Barclays Capital, Inc.						36,673,431
BNY Mellon Securities LLC	7,405,483	5,605,152		344,736
Citigroup Inc.	23,502,272	10,404,385	320,000	681,858	5,800,000	6,847,288
Credit Suisse First Boston Corp.						7,529,975
Deutsche Bank Securities, Inc.						4,476,909
Goldman, Sachs & Co.	16,428,118	5,132,418	255,909	896,667
HSBC Securities, Inc.						48,279,400
Investment Technology Group, Inc.					967,568
J.P. Morgan Securities, Inc.	91,025,456	47,772,128	323,268	3,185,233		4,085,528
Jefferies & Company	2,926,482
KeyBanc Capital Markets, Inc.		9,446,831		511,144	2,702,730
Knight Equity Markets LP					3,566,207
Macquarie Group Limited
Merrill Lynch, Pierce, Fenner & Smith, Inc.						3,445,000
Morgan Stanley & Co. Incorporated		11,035,937		622,692		30,500,000
Nomura Bank						2,842,423
Royal Bank of Scotland						8,002,082
UBS Securities LLC						23,540,933
Broker	Russell Global Equity Fund	Russell Emerging Markets Fund	Russell Tax-Managed U.S. Large Cap Fund	Russell Tax-Managed U.S. Mid & Small Cap Fund	Russell Strategic Bond Fund
Barclays Capital, Inc.	7,725,415				21,532,636
BNY Mellon Securities LLC	17,958,405
Citigroup Inc.	6,319,643	582,227	3,642,345	760,000	131,622,239
Credit Suisse First Boston Corp.	17,344,648	10,970			52,378,534
Deutsche Bank Securities, Inc.		656,317			27,923,240
Goldman, Sachs & Co.	18,655,245	15,300,000	3,211,677		58,952,002
HSBC Securities, Inc.	6,538,884	8,964,985			25,862,090
Investment Technology Group, Inc.
J.P. Morgan Securities, Inc.	33,349,717		3,694,571		211,226,561
Jefferies & Company
KeyBanc Capital Markets, Inc.				107,368
Knight Equity Markets LP
Macquarie Group Limited
Merrill Lynch, Pierce, Fenner & Smith, Inc.					56,769,234
Morgan Stanley & Co. Incorporated	9,400,000		430,416		154,584,369
Nomura Bank	1,679,234				658,660
Royal Bank of Scotland					16,447,897
UBS Securities LLC					53,600,317
39

Broker	Russell Short Duration Bond Fund	Russell Investment Grade Bond Fund	Russell Global Opportunistic Credit Fund	Russell Global Infrastructure Fund	Russell Global Real Estate Securities Fund
Barclays Capital, Inc.	(780,000)	1,913,277
BNY Mellon Securities LLC
Citigroup Inc.	18,640,896	29,209,125	6,887,447
Credit Suisse First Boston Corp.	8,624,062	19,066,494
Deutsche Bank Securities, Inc.	1,146,821	2,039,606	1,575,362
Goldman, Sachs & Co.	17,725,455	13,205,250
HSBC Securities, Inc.	2,690,455	5,368,568	763,852
Investment Technology Group, Inc.
J.P. Morgan Securities, Inc.	10,614,737	26,588,784	4,363,014
Jefferies & Company
KeyBanc Capital Markets, Inc.		658,932
Knight Equity Markets LP
Macquarie Group Limited				259,746
Merrill Lynch, Pierce, Fenner & Smith, Inc.	15,224,277	13,128,239			1,340,000
Morgan Stanley & Co. Incorporated	39,046,976	52,141,242	1,160,000	3,700,000	(2,386)
Nomura Bank	1,012,322	1,116,070			3,582,681
Royal Bank of Scotland		3,974,706
UBS Securities LLC	3,146,924	4,531,279			2,400,000
Brokers by Principal (Zero Commissions)
Broker	Russell U.S Core Equity Fund	Russell U.S. Quantitative Equity Fund	Russell U.S. Growth Fund	Russell U.S. Value Fund	Russell U.S. Small Cap Equity Fund	Russell International Developed Markets Fund
ABN AMRO
Banc of America Securities LLC	3,404,482
Banco Santander						20,856,719
Barclays Capital, Inc.						36,673,431
BNP Paribas						9,344,764
BNY Mellon Securities LLC	7,405,483	5,605,152		344,736
Citigroup Inc.	23,502,272	10,404,385	320,000	681,858	5,800,000	6,847,288
Credit Suisse First Boston Corp.						7,529,975
Deutsche Bank Securities, Inc.						4,476,909
Goldman, Sachs & Co.	16,428,118	5,132,418	255,909	896,667
HSBC Securities, Inc.						48,279,400
J.P. Morgan Securities, Inc.	91,025,456	47,772,128	323,268	3,185,233		4,085,528
Jefferies & Company	2,926,482
Macquarie Group Limited
Merrill Lynch, Pierce, Fenner & Smith, Inc.						3,445,000
Morgan Stanley & Co. Incorporated		11,035,937		622,692		30,500,000
Nomura Bank						2,842,423
Piper Jaffray & Co.					1,906,848
Raymond James & Associates		2,077,308			3,054,979
Royal Bank of Scotland						8,002,082
Skandinaviska Enskilda Banken AB						4,635,993
Standard Bank
State Street Global Markets, LLC		258,496	660,377	128,238
40

Brokers by Principal (Zero Commissions)
Broker	Russell U.S Core Equity Fund	Russell U.S. Quantitative Equity Fund	Russell U.S. Growth Fund	Russell U.S. Value Fund	Russell U.S. Small Cap Equity Fund	Russell International Developed Markets Fund
UBS Securities LLC						23,540,933
Wells Fargo & Co.	63,400,423	15,502,238	367,922	1,460,158
Broker	Russell Global Equity Fund	Russell Emerging Markets Fund	Russell Tax-Managed U.S. Large Cap Fund	Russell Tax-Managed U.S. Mid & Small Cap Fund	Russell Strategic Bond Fund
ABN AMRO
Banc of America Securities LLC			907,024		187,996,402
Banco Santander	15,111,824	12,400,535			1,627,318
Barclays Capital, Inc.	7,725,415				21,532,636
BNP Paribas	11,013,331				42,000
BNY Mellon Securities LLC	17,958,405
Citigroup Inc.	6,319,643	582,227	3,642,345	760,000	131,622,239
Credit Suisse First Boston Corp.	17,344,648	10,970			52,378,534
Deutsche Bank Securities, Inc.		656,317			27,923,240
Goldman, Sachs & Co.	18,655,245	15,300,000	3,211,677		58,952,002
HSBC Securities, Inc.	6,538,884	8,964,985			25,862,090
J.P. Morgan Securities, Inc.	33,349,717		3,694,571		211,226,561
Jefferies & Company
Macquarie Group Limited
Merrill Lynch, Pierce, Fenner & Smith, Inc.					56,769,234
Morgan Stanley & Co. Incorporated	9,400,000		430,416		154,584,369
Nomura Bank	1,679,234				658,660
Piper Jaffray & Co.
Raymond James & Associates				150,271
Royal Bank of Scotland					16,447,897
Skandinaviska Enskilda Banken AB
Standard Bank		10,255,036
State Street Global Markets, LLC			3,232,412
UBS Securities LLC					53,600,317
Wells Fargo & Co.	15,014,845		5,381,662		176,832,210
Broker	Russell Short Duration Bond Fund	Russell Investment Grade Bond Fund	Russell Global Opportunistic Credit Fund	Russell Global Infrastructure Fund	Russell Global Real Estate Securities Fund
ABN AMRO	139,693	558,770
Banc of America Securities LLC	97,014,039	19,034,958
Banco Santander	2,890,665	3,276,374
Barclays Capital, Inc.	(780,000)	1,913,277
BNP Paribas	2,795,873	2,615,700
BNY Mellon Securities LLC
Citigroup Inc.	18,640,896	29,209,125	6,887,447
Credit Suisse First Boston Corp.	8,624,062	19,066,494
Deutsche Bank Securities, Inc.	1,146,821	2,039,606	1,575,362
Goldman, Sachs & Co.	17,725,455	13,205,250
HSBC Securities, Inc.	2,690,455	5,368,568	763,852
J.P. Morgan Securities, Inc.	10,614,737	26,588,784	4,363,014
41

Broker	Russell Short Duration Bond Fund	Russell Investment Grade Bond Fund	Russell Global Opportunistic Credit Fund	Russell Global Infrastructure Fund	Russell Global Real Estate Securities Fund
Jefferies & Company
Macquarie Group Limited				259,746
Merrill Lynch, Pierce, Fenner & Smith, Inc.	15,224,277	13,128,239			1,340,000
Morgan Stanley & Co. Incorporated	39,046,976	52,141,242	1,160,000	3,700,000	(2,386)
Nomura Bank	1,012,322	1,116,070			3,582,681
Piper Jaffray & Co.
Raymond James & Associates
Royal Bank of Scotland		3,974,706
Skandinaviska Enskilda Banken AB
Standard Bank
State Street Global Markets, LLC		684,802
UBS Securities LLC	3,146,924	4,531,279			2,400,000
Wells Fargo & Co.	25,447,419	11,589,851
Investment Restrictions, Policies And CERTAIN INVESTMENTS Each Fund’s investment objective, with the exception of Russell U.S. Quantitative Equity Fund, Russell International Developed Markets Fund, Russell Investment Grade Bond Fund and Russell Tax Exempt Bond Fund, is “non-fundamental.” Having a non-fundamental investment objective means that it may be changed without the approval of a majority of each Fund’s shareholders. If a Fund’s investment objective is changed by the Board of Trustees, the Prospectus will be supplemented to reflect the new investment objective. Certain investment policies and restrictions may be, and the investment objectives of Russell U.S. Quantitative Equity Fund, Russell International Developed Markets Fund, Russell Investment Grade Bond Fund and Russell Tax Exempt Bond Fund are, fundamental, which means that they may only be changed with the approval of a majority of each Fund’s shareholders. The vote of a majority of the outstanding voting securities of each Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. Other policies and restrictions may be changed by a Fund without shareholder approval. The Funds’ investment objectives are set forth in their Prospectus. The Russell Commodity Strategies Fund will look through the Subsidiary to the Subsidiary’s assets for the purposes of complying with the investment restrictions noted below. INVESTMENT RESTRICTIONS Each Fund is subject to the following fundamental investment restrictions. Unless otherwise noted, these restrictions apply on a fund-by-fund basis at the time an investment is being made. Unless otherwise stated, all restrictions, percentage limitations and credit quality limitations on Fund investments listed in this SAI apply on a fund-by-fund basis at the time of investment. There would be no violation of any of these requirements unless a Fund fails to comply with any such limitation immediately after and as a result of an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made. No Fund may:
1.	Purchase securities if, as a result of such purchase, the Fund’s investments would be concentrated within the meaning of the 1940 Act in securities of issuers in a particular industry or group of industries.
Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this investment restriction. This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies. This investment restriction shall not apply to the Russell Global Real Estate Securities Fund.
42

The Russell Global Real Estate Securities Fund may invest in the securities of companies directly or indirectly engaged in the real estate industry without limitation as to concentration. The Russell Money Market Fund may invest more than 25% of its assets in money market instruments issued by domestic branches of U.S. Banks having net assets in excess of $100,000,000.
2.	Purchase or sell real estate; provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.
3.	Purchase or sell commodities (physical commodities for the Russell Commodity Strategies Fund) except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.
This restriction shall not prevent the Russell Commodity Strategies Fund from purchasing or selling commodity-linked derivative instruments including, swap agreements and commodity-linked structured notes, options, futures contracts with respect to indices or individual commodities and option on futures contracts, or from investing in securities or other instruments backed by physical commodities or by indices.
4.	Borrow money, except that a Fund may borrow money to the extent permitted by the 1940 Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC.
5.	Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.
6.	Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.
7.	Issue securities senior to the Fund’s presently authorized shares of beneficial interest except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder.
An additional fundamental policy is that the Russell Tax Exempt Bond Fund will not invest in interests in oil, gas or other mineral exploration or development programs. For purposes of these investment restrictions, the Russell Tax Exempt Bond Fund will consider as a separate issuer each: governmental subdivision (i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia) if its assets and revenues are separate from those of the government body creating it and the security is backed by its own assets and revenues; the non-governmental user of an industrial development bond, if the security is backed only by the assets and revenues of a non-governmental user. The guarantee of a governmental or some other entity is considered a separate security issued by the guarantor as well as the other issuer for Investment Restrictions, industrial development bonds and governmental issued securities. The issuer of all other municipal obligations will be determined by the money manager on the basis of the characteristics of the obligation, the most significant being the source of the funds for the payment of principal and interest. With regard to investment restriction 1, above, the staff of the SEC has taken the position that a fund is concentrated if it invests 25% or more of the value of its total assets in any one industry or group of industries. The Russell Global Real Estate Securities Fund concentrates its investments in real estate securities.  For purposes of this investment restriction, the Russell Global Infrastructure Fund defines an “industry” to be those industries defined by reference to the industry and sub-industry classifications of the Global Industry Classification Standard (“GICs”) methodology.  For all other Funds, “industry” is defined by reference to the Bloomberg Industry Classification Standard (“BICs”) methodology. With regard to investment restriction 1, above, mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. With regard to investment restriction 4, above, this restriction applies constantly and not only at the time a borrowing is made.
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With regard to investment restriction 6, above, each Fund may lend its portfolio securities in an amount not to exceed 33⅓ % of total fund assets. The Funds may invest without limit in repurchase agreements, dollar rolls and to-be announced mortgage-backed securities so long as they abide by their investment objective, investment restrictions, and all 1940 Act requirements, including diversification requirements. Loans to affiliated investment companies are not presently permitted by the 1940 Act in the absence of an exemption from the SEC. The Funds have received exemptive relief from the SEC to loan money to affiliated investment companies. With regard to investment restriction 7, above, permitted borrowings refer to borrowings by the Funds as permitted by the 1940 Act. Each Fund is also subject to the following non-fundamental investment restriction (one that can be changed by the Trustees without shareholder approval): No Fund may borrow money for purposes of leveraging or investment. Provisional credits related to contractual settlements shall not be considered to be a form of leverage. Under the 1940 Act, each Fund is presently permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the company’s other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33⅓ %) of its total assets (including those assets represented by the borrowing). Accordingly, if a Fund were required to pledge assets to secure a borrowing, it would pledge no more than one-third (33⅓ %) of its assets. The Funds will not purchase additional securities while outstanding cash borrowings exceed 5% of total assets. A Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During these times, a Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities RIMCo believes to be consistent with the Fund’s best interests. During a period in which a Fund takes a temporary defensive position, the Fund may not achieve its investment objective. INVESTMENT POLICIES The investment objective and principal investment strategies for each of the Funds are provided in their Prospectus. The following table illustrates the principal and non-principal investments in which the Funds invest. The Funds may not invest in all of the investments listed below. The Funds use investment techniques commonly used by other mutual funds. The securities and investment strategies listed below are discretionary, which means that RIMCo or its money managers may or may not use them.
Fund	Principal Investments	Non-Principal Investments
Russell U.S. Core Equity Fund	Common Stocks Depositary Receipts Options, Futures and Other Financial Instruments Cash Reserves and Being Fully Invested	Preferred Stocks Rights and Warrants Convertible Securities Lending Portfolio Securities REITs Foreign Securities Investment Company Securities and Pooled Investment Vehicles
Russell U.S. Quantitative Equity Fund	Common Stocks Depositary Receipts REITs Cash Reserves and Being Fully Invested Options, Futures and Other Financial Instruments Short Sales	Preferred Stocks Rights and Warrants Convertible Securities Lending Portfolio Securities Foreign Securities Investment Company Securities and Pooled Investment Vehicles
Effective August 15, 2012, the Russell U.S. Quantitative Equity Fund will change its investment strategy from a quantitative investment approach to investing in defensive stocks and discontinue its limited long-short strategy. The Fund will be renamed the Russell U.S. Defensive Equity Fund. In addition, the Russell U.S. Quantitative Equity Fund investments table will be replaced with the Russell U.S. Defensive Equity Fund investments table as follows:
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Fund	Principal Investments	Non-Principal Investments
Russell U.S. Defensive Equity Fund	Common Stocks Cash Reserves and Being Fully Invested Options, Futures and Other Financial Instruments	Preferred Stocks Rights and Warrants Convertible Securities Lending Portfolio Securities REITS Depositary Receipts Foreign Securities Investment Company Securities and Pooled Investment Vehicles
Fund	Principal Investments	Non-Principal Investments
Russell U.S. Growth Fund	Common Stocks Depositary Receipts Cash Reserves and Being Fully Invested Options, Futures and Other Financial Instruments	Preferred Stocks Rights and Warrants Convertible Securities Lending Portfolio Securities Illiquid Securities REITS Foreign Securities Investment Company Securities and Pooled Investment Vehicles
Effective August 15, 2012, the Russell U.S. Growth Fund will change its investment strategy from investing in growth stocks to investing in dynamic stocks and implement a limited long-short strategy. The Fund will be renamed the Russell U.S. Dynamic Equity Fund. In addition, the Russell U.S. Growth Fund investments table will be replaced with the Russell U.S. Dynamic Equity Fund investments table as follows:
Fund	Principal Investments	Non-Principal Investments
Russell U.S. Dynamic Equity Fund	Common Stocks Depositary Receipts Cash Reserves and Being Fully Invested Options, Futures and Other Financial Instruments Short Sales	Preferred Stocks Rights and Warrants Convertible Securities Lending Portfolio Securities Illiquid Securities REITS Foreign Securities Investment Company Securities and Pooled Investment Vehicles
Fund	Principal Investments	Non-Principal Investments
Russell U.S. Value Fund	Common Stocks Depositary Receipts REITs Cash Reserves and Being Fully Invested Options, Futures and Other Financial Instruments	Preferred Stocks Rights and Warrants Convertible Securities Lending Portfolio Securities Illiquid Securities Foreign Securities Investment Company Securities and Pooled Investment Vehicles
Russell U.S. Large Cap Equity Fund	Common Stocks Depositary Receipts Cash Reserves and Being Fully Invested Options, Futures and Other Financial Instruments	Preferred Stocks Rights and Warrants Convertible Securities Lending Portfolio Securities REITs Foreign Securities Investment Companies Securities and Pooled Investment Vehicles
Russell U.S. Mid Cap Equity Fund	Common Stocks Depositary Receipts REITs Cash Reserves and Being Fully Invested Options, Futures and other Financial Instruments	Preferred Stocks Rights and Warrants Convertible Securities Lending Portfolio Securities Foreign Securities Investment Companies and Pooled Investment Vehicles
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Fund	Principal Investments	Non-Principal Investments
Russell U.S. Small Cap Equity Fund	Common Stocks Depositary Receipts REITs Cash Reserves and Being Fully Invested Options, Futures and Other Financial Instruments	Preferred Stocks
Rights and Warrants
Convertible Securities
Lending Portfolio Securities
Illiquid and Restricted Securities
Foreign Securities
Investment Company Securities and Pooled Investment Vehicles
Russell International Developed Markets Fund	Common Stocks
Depositary Receipts
Preferred Stocks
Foreign Securities
Forward Currency Contracts
Investment in Emerging Markets
Cash Reserves and Being Fully Invested
Options, Futures and Other Financial Instruments	Lending Portfolio Securities
Illiquid and Restricted Securities
Synthetic Foreign Equity/Fixed Income Securities
Rights and Warrants
Convertible Securities
Investment Company Securities and Pooled Investment Vehicles
REITs
Russell Global Equity Fund	Common Stocks
Depositary Receipts
Preferred Stocks
Foreign Securities
Forward Currency Contracts
Investment in Emerging Markets
Cash Reserves and Being Fully Invested
Options, Futures and Other Financial Instruments
Lending Portfolio Securities
Illiquid and Restricted Securities
REITs
Synthetic Foreign Equity/Fixed Income Securities
Investment Company Securities and Pooled Investment Vehicles
Rights and Warrants
Convertible Securities
Russell Emerging Markets Fund	Common Stocks
Investment in Emerging Markets
Depositary Receipts
Preferred Stocks
Foreign Securities
Cash Reserves and Being Fully Invested
Options, Futures and Other Financial Instruments
	Illiquid and Restricted Securities	Synthetic Foreign Equity/Fixed Income Securities Investment Company Securities and Pooled Investment Vehicles Rights and Warrants Convertible Securities Lending Portfolio Securities REITs
Russell Tax-Managed U.S. Large Cap Fund	Common Stocks Depositary Receipts Cash Reserves and Being Fully Invested Options, Futures and Other Financial Instruments	Preferred Stocks Rights and Warrants Convertible Securities Lending Portfolio Securities REITs Foreign Securities Investment Company Securities and Pooled Investment Vehicles
Russell Tax-Managed U.S. Mid & Small Cap Fund	Common Stocks Depositary Receipts REITs Cash Reserves and Being Fully Invested Options, Futures and Other Financial Instruments	Preferred Stocks
Rights and Warrants
Convertible Securities
Lending Portfolio Securities
Illiquid and Restricted Securities
Foreign Securities
Investment Company Securities and Pooled Investment Vehicles
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Fund	Principal Investments	Non-Principal Investments
Russell Global Opportunistic Credit Fund	High Risk Bonds
Investments in Emerging Markets
Corporate Debt Securities
Foreign Government Securities
Loans and Other Direct Indebtedness
Forward Currency Contracts
Foreign Currency Exchange
Brady Bonds
Yankee Bonds and Yankee CDs
Options, Futures and Other Financial Instruments
Synthetic Foreign Equity/Fixed Income Securities
Forward Commitments
Swap Agreements and Swaptions
STRIPS
Illiquid and Restricted Securities
Repurchase Agreements
	Cash Reserves and Being Fully Invested	Preferred Stocks Rights and Warrants Convertible Securities Municipal Obligations Lending Portfolio Securities Investment Company Securities and Pooled Investment Vehicles
Russell Strategic Bond Fund	Corporate Debt Securities
Mortgage-Related and Other Asset-Backed Securities
Dollar Rolls
High Risk Bonds
U.S. Government Obligations
Foreign Securities
Options, Futures and Other Financial Instruments
Forward Commitments
Swap Agreements and Swaptions
STRIPS
Loans and Other Direct Indebtedness
Investment in Emerging Markets
Illiquid and Restricted Securities
Credit and Liquidity Enhancements
Variable and Floating Rate Securities
Repurchase Agreements
	Cash Reserves and Being Fully Invested	Municipal Obligations Lending Portfolio Securities Investment Company Securities and Pooled Investment Vehicles Brady Bonds
Russell Investment Grade Bond Fund	Corporate Debt Securities
Mortgage-Related and Other Asset-Backed Securities
Dollar Rolls
U.S. Government Obligations
Foreign Securities
Options, Futures and Other Financial Instruments
Forward Commitments
Swap Agreements and Swaptions
STRIPS
Loans and Other Direct Indebtedness
Investment in Emerging Markets
Illiquid and Restricted Securities
Credit and Liquidity Enhancements
Variable and Floating Rate Securities
Repurchase Agreements
	Cash Reserves and Being Fully Invested	Municipal Obligations Lending Portfolio Securities Investment Company Securities and Pooled Investment Vehicles Brady Bonds
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Fund	Principal Investments	Non-Principal Investments
Russell Short Duration Bond Fund	Corporate Debt Securities
Mortgage-Related and Other Asset-Backed Securities
Dollar Rolls
High Risk Bonds
U.S. Government Obligations
Foreign Securities
Options, Futures and Other Financial Instruments
Forward Commitments
Swap Agreements and Swaptions
STRIPS
Loans and Other Direct Indebtedness
Investment in Emerging Markets
Illiquid and Restricted Securities
Credit and Liquidity Enhancements
Variable and Floating Rate Securities
Repurchase Agreements
	Cash Reserves and Being Fully Invested	Lending Portfolio Securities Investment Company Securities and Pooled Investment Vehicles Municipal Obligations Brady Bonds
Russell Tax Exempt Bond Fund	Municipal Notes High Risk Bonds Credit and Liquidity Enhancements Illiquid and Restricted Securities Futures Contracts Repurchase Agreements Cash Reserves and Being Fully Invested	Lending Portfolio Securities Demand Notes Investment Company Securities and Pooled Investment Vehicles
Russell Commodity Strategies Fund	Options, Futures and Other Financial Instruments
Swap Agreements and Swaptions
Commodity-Linked Derivatives
Wholly-Owned Subsidiary of the Fund
Mortgage-Related and Other Asset-Backed Securities
High Risk Bonds
U.S. Government Obligations
Foreign Securities
Investment in Emerging Markets
	When-Issued Securities and Delayed-Delivery Transactions	Common Stocks Preferred Stocks Convertible Securities Commercial Paper Investment Company Securities and Pooled Investment Vehicles
Russell Global Infrastructure Fund	Common Stocks
Infrastructure Companies
Foreign Securities
Investment in Emerging Markets
Forward Currency Contracts
Options, Futures and Other Financial Instruments
Cash Reserves and Being Fully Invested	REITs
Preferred Stocks
Rights and Warrants
Convertible Securities
Depositary Receipts
Synthetic Foreign Equity/Fixed Income Securities
Lending Portfolio Securities
Investment Company Securities and Pooled Investment Vehicles
Illiquid and Restricted Securities
Russell Global Real Estate Securities Fund	Common Stocks REITs Foreign Securities Forward Currency Contracts Investment in Emerging Markets Cash Reserves and Being Fully Invested Options, Futures and Other Financial Instruments	Preferred Stocks
Rights and Warrants
Convertible Securities
Lending Portfolio Securities
Illiquid and Restricted Securities
Depositary Receipts
Investment Company Securities and Pooled Investment Vehicles
Russell Money Market Fund	U.S. Government Obligations Demand Notes Repurchase Agreements Debt Securities Guaranteed Under Government Programs
The following discussion describes certain investment strategies which the Funds may pursue and certain types of securities in which the Funds may invest as listed in the foregoing table.
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Unless otherwise stated, all percentage and credit quality limitations on Fund investments listed in this SAI apply at the time of investment. There would be no violation of any of these limitations unless an excess or deficiency exists immediately after and as a result of an investment. The Russell U.S. Core Equity, Russell U.S. Quantitative Equity, Russell U.S. Growth, Russell U.S. Value, Russell U.S. Large Cap Equity, Russell U.S. Mid Cap Equity, Russell U.S. Small Cap Equity, Russell International Developed Markets, Russell Global Equity, Russell Emerging Markets, Russell Tax-Managed U.S. Large Cap, Russell Tax-Managed U.S. Mid & Small Cap, Russell Global Real Estate Securities, Russell Global Infrastructure and Russell Commodity Strategies Funds are referred to collectively as the “ Equity Funds.” The Russell Strategic Bond, Russell Investment Grade Bond, Russell Short Duration Bond, Russell Tax Exempt Bond and Russell Global Opportunistic Credit Funds are referred to collectively as the “ Fixed Income Funds.” Investment Strategies and Portfolio Instruments. Cash Reserves and Being Fully Invested. A Fund at times has to sell portfolio securities in order to meet redemption requests. The selling of securities may affect a Fund’s performance since securities are sold for other than investment reasons. A Fund can avoid selling its portfolio securities by holding adequate levels of cash to meet anticipated redemption requests (“cash reserves”). The cash reserves may also include cash awaiting investment or to pay expenses. The Funds, like any mutual fund, maintain cash reserves. The Funds may increase their cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs. A Fund may hold additional cash in connection with its investment strategy. The Funds, except the Russell Commodity Strategies and Russell Tax Exempt Bond Funds, usually, but not always, pursue a strategy to be fully invested by exposing their cash reserves to the performance of certain markets by purchasing equity securities, fixed-income securities and/or derivatives (also known as “equitization”), which typically include index futures contracts, exchange traded fixed income futures contracts and swaps. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts, exchange traded fixed income futures contracts and swaps in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income. Each Fund (except the Russell Money Market Fund) invests its cash reserves in the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo and administered by RFSC (the “Cash Management Fund”). RIMCo has waived its 0.05% advisory fee with respect to cash reserves invested in the Cash Management Fund. RFSC charges a 0.05% administrative fee on the cash reserves invested in the Cash Management Fund. The Cash Management Fund seeks to preserve principal and provide liquidity and current income. The Cash Management Fund invests in a portfolio of high quality U.S. Dollar denominated money market securities. The dollar-weighted average maturity of the Cash Management Fund’s portfolio is 90 days or less. The Cash Management Fund primarily invests in (1) securities issued by U.S. and foreign banks, commercial paper, including asset-backed commercial paper, and short-term debt of U.S. and foreign corporations and trusts, (2) bank instruments, including certificates of deposit, Eurodollar certificates of deposit, Eurodollar time deposits and Yankee certificates of deposit, (3) Yankee Bonds, (4) funding agreements, (5) other money market funds, (6) demand notes, (7) repurchase agreements, (8) investment-grade municipal debt obligations, (9) securities issued or guaranteed by the U.S. government or its agencies and (10) asset backed securities. An investment in the Cash Management Fund, like any investment, has risks. The principal risks of investing in the Fund are those associated with: active security selection, the ability to maintain a stable $1.00 net asset value, counterparty risk, liquidity risk, market volatility, government intervention in financial markets, possible large redemptions and subscriptions and investing in (1) fixed income securities (including instruments of U.S. and foreign banks and U.S. and foreign corporations), (2) commercial paper (including asset-backed commercial paper), (4) funding agreements, (5) illiquid securities, (6) demand notes and (7) repurchase agreements. Commodity-Linked Derivatives. The Russell Commodity Strategies Fund invests in commodity-linked derivative instruments, such as structured notes, swap agreements, commodity options, futures and options on futures. The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, historically debt securities have tended to decline in value due to the general increase in
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prevailing interest rates. Conversely, during those same periods of rising inflation, historically the prices of certain commodities, such as oil and metals, have tended to increase. Of course, there cannot be any guarantee that derivative instruments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities. In selecting investments for the Fund’s portfolio, money managers evaluate the merits of the investments primarily through the exercise of their own investment analysis. In the case of derivative instruments, that process may include the evaluation of the underlying commodity, futures contract, index or other economic variables that are linked to the instrument, the issuer of the instrument, and whether the principal of the instrument is protected by any form of credit enhancement or guarantee. The Fund’s primary method for gaining exposure to the commodities markets is expected to be through commodity-linked structured notes, swap agreements and commodity futures and options, including futures contracts on individual commodities or a subset of commodities and options on them. These instruments have one or more commodity-dependent components. They are derivative instruments because at least part of their value is derived from the value of an underlying commodity index, commodity futures or option contract, index or other readily measurable economic variable. The Fund will invest in commodity-linked structured notes and swap agreements whose performance is linked to the Dow Jones – UBS Commodity Index Total Return (“DJ-UBS Index”). The Fund will invest in these instruments directly and indirectly through investments in Subsidiary, a wholly owned subsidiary of the Fund formed in the Cayman Islands. Commodity Futures Index. The Russell Commodity Strategies Fund seeks to provide exposure to commodities markets. It is designed to generally achieve positive performance relative to that of the DJ-UBS Index. The DJ-UBS Index is a broadly diversified futures index composed of futures contracts on 20 physical commodities. Currently, five energy products, six metals and nine agricultural products are represented in the index. The Fund typically will seek to gain exposure to the commodities markets by purchasing or selling commodity-linked derivative instruments, including swap agreements and commodity-linked structured notes, futures and options contracts with respect to indices or individual commodities and options on futures contracts. The Fund may in the future seek to provide exposure to the commodity markets and returns that correspond to a different diversified commodities futures index. The Fund does not intend to invest in commodities directly or in instruments linked to individual commodity sectors. Principal Protection. The Russell Commodity Strategies Fund may invest in commodity-linked instruments. Commodity-linked structured notes and certain other commodity-linked instruments may be principal protected, partially protected, or offer no principal protection. A principal protected hybrid instrument means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, the Russell Commodity Strategies Fund will receive at maturity the face or stated value of the note. With a principal protected commodity-linked instrument, the Fund would receive at maturity the greater of the par value of the note or the increase in value of the underlying commodity index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity index. This optionality can be added to an instrument, but only for a cost higher than that of a partially protected (or no protection) instrument. A money manager’s decision on whether to use principal protection depends in part on the cost of the protection. The Fund will, however, limit commodity-linked notes without principal protection to 10% of its total assets. In addition, the utility of the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and therefore depends on the creditworthiness of the issuer. With full principal protection, the Fund will receive at maturity of the commodity-linked instrument either the stated par value of the commodity-linked instrument, or, potentially, an amount greater than the stated par value if the underlying commodity index, futures contract or economic variable to which the commodity-linked instrument is linked has increased in value. Partially protected commodity-linked instruments may suffer some loss of principal if the underlying commodity index, futures contract or economic variable to which the commodity-linked instrument is linked declines in value during the term of the commodity-linked instrument. However, partially protected commodity-linked instruments have a specified limit as to the amount of principal that they may lose. The Fund may also invest in commodity-linked instruments that offer no principal protection. At maturity, there is a risk that the underlying commodity index, futures contract or other economic variable may have declined sufficiently in value such that some or all of the face value of the instrument might not be returned. Some of the instruments that the Fund may invest in may have no principal protection and the instrument could lose all of its value. With a partially-protected or no-principal-protection commodity-linked instrument, the Fund may receive at maturity an amount less than the instrument’s par value if the commodity index or other economic variable to which the note is linked declines over the term of the note. A money manager, at its discretion, may invest in a partially protected principal structured
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note or, within the 10% limitation set forth above, a note without principal protection. In deciding to purchase a note without principal protection, a money manager may consider, among other things, the expected performance of the underlying commodity index, commodity futures contract or other economic variable over the term of the note, the cost of the note, and any other economic factors which the money manager believes are relevant. The Fund does not currently expect to invest more than 25% of its total assets in structured notes under whose terms the potential loss, either at redemption or maturity, is expected to exceed 50% of the face value of the notes, calculated at the time of investment. The Fund does not currently intend to invest more than 10% of its total assets in notes that mature in more than 19 months. Hedging Strategies. Financial futures contracts may be used by the Funds, except the Russell Money Market Fund, during or in anticipation of adverse market events such as, in the case of the Fixed Income Funds, interest rate changes. For example: if interest rates were anticipated to rise, financial futures contracts may be sold (short hedge) which would have an effect similar to selling bonds. Once interest rates increase, fixed-income securities held in a Fund’s portfolio may decline, but the futures contract value may increase, partly offsetting the loss in value of the fixed-income security by enabling the Fund to repurchase the futures contract at a lower price to close out the position. The Funds may purchase a put and/or sell a call option on a stock index futures contract instead of selling a futures contract in anticipation of an equity market decline. Purchasing a call and/or selling a put option on a stock index futures contract is used instead of buying a futures contract in anticipation of an equity market advance, or to temporarily create an equity exposure for cash reserves until those balances are invested in equities. Options on financial futures are used in a similar manner in order to hedge portfolio securities against anticipated market changes. Risk Associated with Hedging Strategies. There are certain investment risks involved with using futures contracts and/or options as a hedging technique. One risk is the imperfect correlation between price movement of the futures contracts or options and the price movement of the portfolio securities, stock index or currency subject of the hedge. The risk increases for the Russell Tax Exempt Bond Fund since financial futures contracts that may be engaged in are on taxable securities rather than tax exempt securities.  There is no assurance that the price of taxable securities will move in a similar manner to the price of tax exempt securities. Another risk is that a liquid secondary market may not exist for a futures contract causing a Fund to be unable to close out the futures contract thereby affecting the Fund’s hedging strategy. In addition, foreign currency options and foreign currency futures involve additional risks. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions could also be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume. Lending Portfolio Securities. RIC is a party to an Amended and Restated Securities Lending Authorization Agreement with State Street Bank and Trust Company, an unaffiliated lending agent, pursuant to which a Fund may lend securities to other parties (typically brokers, dealers, banks or other financial institutions) who may need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The borrower provides the Fund with collateral in an amount at least equal to the value of the securities loaned. By lending its portfolio securities, a Fund attempts to increase its net investment income through investment earnings from collateral received or the receipt of negotiated fees on the securities lent. Each Fund retains most rights of beneficial ownership, including interest or other distributions on the loaned securities. Any gain or loss in the market price of the securities lent that occurs during the term of the loan would be for the account of the Fund. Voting rights may pass with the lending. A Fund may call loans to vote proxies if a material issue affecting the investment is to be voted upon. Payments received by a Fund in lieu of any dividends paid on the loaned securities will not be treated as “qualified dividend income” for purposes of determining what portion of a Fund’s dividends received by a Fund and distributed to its shareholders may be taxed at the rates generally applicable to long-term capital gains. If the borrower defaults on its obligations to return the securities lent because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays could be greater for foreign securities. If a Fund is not able to recover the securities lent, a Fund may sell the collateral and purchase a replacement security in the market. The value of the collateral could decrease below the value of the replacement security or the value of the replacement security could increase above the value of the collateral by the time the replacement security is purchased.
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The Funds may invest cash collateral received, at each Fund’s own risk, in (1) direct obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, (2) high-quality short-term debt instruments eligible for purchase by Russell Investment Company domestic money market mutual funds, (3) repurchase transactions with certain counterparties or (4) registered or unregistered short-term investment funds advised by RIMCo or third parties. Income generated from the investment of the cash collateral is first used to pay any negotiated rebate to the borrower of the securities then to pay for lending transaction costs. Any remaining income is divided between the Fund and the lending agent in accordance with the Amended and Restated Securities Lending Authorization Agreement. A Fund may incur costs or possible losses in excess of the interest income and fees received in connection with securities lending transactions. To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus any negotiated rebate to the borrower upon termination of the loan, a Fund must immediately pay the amount of the shortfall to the borrower. No Fund may lend portfolio securities in an amount that exceeds 33⅓ % of total fund assets. Risk Management. As described in the Prospectus, RIMCo may manage Fund assets to manage risk in a Fund’s investment portfolio. While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s objectives and strategies. RIMCo monitors risk using a variety of risk measurements such as tracking error for equity funds and duration for fixed income funds. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested, buying and selling portfolio securities, including exchange traded funds or notes, or through the use of various instruments, including futures, options, swaps or short term investments. Additionally, RIMCo may manage assets directly to modify a Fund’s portfolio characteristics as a means to manage a Fund’s risk factor exposures in either a temporary tactical or permanent strategic way with the goal to increase or decrease factor exposures (such as volatility, momentum, value, growth, cap size, sector exposure, style exposure, industry exposure, currency exposure, country risk, credit exposure, mortgage exposure, yield curve positioning or interest rates) or offset undesired benchmark relative over- or under- weights by purchasing a portfolio of common stocks or exchange traded funds for Equity Funds, or fixed income securities and derivatives (including swaps, forwards and futures) for {var:Underlying] Fixed Income Funds, that it believes will achieve the desired outcome. RIMCo may (1) pursue a passive index replication or sampling strategy by selecting an existing index or a subset of an existing index which, in aggregate, represents the desired exposure or (2) utilize either a proprietary or third party quantitative model to identify a portfolio of fixed income securities, derivatives or currencies which, in the aggregate, provide the desired exposure. RIMCo may also enter into foreign exchange currency forwards to hedge currency exposure from a money manager’s investment in fixed income securities denominated in local currency. If RIMCo determines that there is no current need to change a Fund’s factor exposures or benchmark relative over or under weights, RIMCo may re-allocate these assets to the money managers. Illiquid and Restricted Securities. No more than 15% of a Fund’s (other than the Russell Money Market Fund) net assets will be invested in securities, including repurchase agreements of more than seven days’ duration, that are illiquid. This limitation is applied at the time of purchase. A security is illiquid if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued such security. There may be delays in selling illiquid securities at prices representing their fair value. The Russell Money Market Fund will not invest in illiquid securities. The Board of Trustees of the Funds has adopted procedures to permit each Fund to deem as liquid the following types of securities that are otherwise presumed to be illiquid securities: (i) certain restricted securities that are eligible for resale pursuant to Rule 144A (“Rule 144A Securities”) under the Securities Act of 1933, as amended (the “Securities Act”); (ii) certain commercial paper issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act (“Section 4(2) Paper”); (iii) certain interest-only and principal-only fixed mortgage-backed securities issued by the United States government or its agencies and instrumentalities (collectively, “Eligible MBS”); (iv) certain municipal lease obligations and certificates of participation in municipal lease obligations (collectively, “Municipal Lease Obligations”); and (v) certain restricted debt securities that are subject to unconditional puts or demand features exercisable within seven days (“Demand Feature Securities”).
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The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by the Funds pursuant to Rule 144A) may be negotiated at the time such securities are purchased by a Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities. Interfund Lending. The Funds have been granted permission from the SEC to participate in a joint lending and borrowing facility (the “Credit Facility”). The Funds may borrow money from each other for temporary purposes. All such borrowing and lending will be subject to a participating fund’s fundamental investment limitations. Typically, the Funds will borrow from the Russell Money Market Fund. The Russell Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the Portfolio Manager determines it is in the best interest of the Russell Money Market Fund. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice and may be repaid on any day by the borrowing fund. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the Russell Money Market Fund could result in reduced returns and/or additional borrowing costs. When-Issued Securities and Delayed-Delivery Transactions. The Russell Commodity Strategies Fund may utilize its assets to purchase securities on a “when-issued” basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if the money manager deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When the Russell Commodity Strategies Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous. Investment Company Securities and Pooled Investment Vehicles. The Funds may invest in securities of other open-end or closed-end investment companies. If a Fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the adviser), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investments in the securities of companies listed and traded on the stock exchanges in these countries are permitted through pooled investment vehicles or investment funds that have been specifically authorized. Exchange Traded Funds or “ETFs.” The Funds, other than the Russell Money Market Fund, may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500® or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a Fund exposure to the securities comprising the index on which the ETF is based, and the Funds will gain or lose value depending on the performance of the index. ETFs have expenses, including advisory and administrative fees paid by ETF shareholders, and, as a result, an investor in the Funds is subject to a duplicate level of fees if a Fund invests in ETFs.
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Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the Funds intend to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. If available, the Funds may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by the Fund trades at a discount to net asset value, the Fund could lose money even if the securities in which the ETF invests go up in value. Short Sales. The Russell Global Opportunistic Credit, Russell U.S. Quantitative Equity and Russell Commodity Strategies Funds may utilize short selling strategies. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The making of short sales exposes the Fund to the risk of liability for the market value of the security that is sold (the amount of which liability increases as the market value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position. Although the Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. The proceeds of the short sale will be retained as collateral in a segregated account for the broker’s benefit at the Fund’s custodian, to the extent necessary to meet margin requirements, until the short position is closed out. Until a Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC (e.g., taking an offsetting long position in the security sold short). Short Sales “Against the Box.” The Russell Commodity Strategies Fund may utilize a short sale that is “against the box.” A short sale is “against the box” to the extent that the Russell Commodity Strategies Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. Not more than 10% of the Fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time. The Fund does not intend to engage in short sales against the box for investment purposes. The Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. Foreign Securities Investment in Foreign Securities. The Funds may invest in foreign (non-U.S.) securities traded on U.S. or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization,
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expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States. To the extent that a Fund’s principal investment strategies involve foreign (non-U.S.) securities, a Fund may tend to have a greater exposure to liquidity risk. Investment in Emerging Markets. The Equity Funds may invest in emerging markets stocks. The Fixed Income Funds may invest in the following types of emerging market debt: bonds; notes and debentures of emerging market governments; debt and other fixed-income securities issued or guaranteed by emerging market government agencies, instrumentalities or central banks; and other fixed-income securities issued or guaranteed by banks or other companies in emerging markets which the money managers believe are suitable investments for the Funds. Emerging markets consist of countries determined by the money managers of a Fund to have developing or emerging economies and markets. These countries generally include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Foreign investment may include emerging market stock and emerging market debt. Risks Associated with Emerging Markets. The considerations outlined above when making investments in foreign securities also apply to investments in emerging markets. The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Because the Funds’ foreign securities will generally be denominated in foreign currencies, the value of such securities to the Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Funds’ foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market countries’ currencies may not be internationally traded. Certain of these currencies have experienced devaluations relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Investments in emerging market country government debt securities involve special risks. Certain emerging market countries have historically experienced high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Foreign Government Securities. Foreign government securities which the Funds may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of “quasi-government agencies” and debt securities denominated in multinational currency units of an issuer. The recent global economic crisis brought several European governments close to bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all recently experienced large public budget deficits, the effects of which remain unknown and may slow the overall recovery of European economies from the recent global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or multilateral agencies and offices. Such assistance may require a country to implement reforms or reach a certain level of performance. If a country receiving assistance fails to reach certain objectives or receives an insufficient level of assistance it could cause a deep economic downturn which could significantly affect the value of a Fund’s European investments. Privatizations. The Russell Commodity Strategies Fund may invest in privatizations (i.e., foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Fund, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.
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Synthetic Foreign Equity/Fixed Income Securities (also referred to as International Warrants, Local Access Products, Participation Notes or Low Exercise Price Warrants). The Russell Global Equity, Russell International Developed Markets, Russell Emerging Markets and Russell Global Infrastructure Funds may invest in local access products. Local access products, also called participation notes, are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive a cash payment relating to the value of the underlying security or securities. The instruments may or may not be traded on a foreign exchange. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be exercisable in the American style, which means that they can be exercised at any time on or before the expiration date of the instrument, or exercisable in the European style, which means that they may be exercised only on the expiration date. Local access products have an exercise price, which is fixed when they are issued. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to Counterparty risk, liquidity risk, currency risk and the risks associated with investment in foreign securities. In the case of any exercise of the instruments, there may be a time delay between the time a holder gives instructions to exercise and the time the price of the security or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the local access products may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the local access products may become worthless resulting in a total loss of the purchase price. Equity Linked Notes. The Russell Global Equity, Russell International Developed Markets and Russell Emerging Markets Funds may invest in equity linked notes, which are instruments whose return is determined by the performance of a single equity security, a basket of equity securities or an equity index. The principal payable at maturity is based on the current price of the linked security, basket or index. Equity linked notes are generally subject to the risks associated with the securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity-linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and Counterparty risk. Foreign Currency Exchange. Since the Funds may invest in securities denominated in currencies other than the U.S. dollar, and since the Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. Equity Securities Common Stocks. The Funds may invest in common stocks, which are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Preferred Stocks. The Funds may invest in preferred stocks, which are shares of a corporation or other entity that pay dividends at a specified rate and have precedence over common stock in the payment of dividends. If the corporation or other entity is liquidated or declares bankruptcy, the claims of owners of preferred stock will have precedence over the claims of owners of common stock, but not over the claims of owners of bonds. Some preferred stock dividends are non-cumulative,
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but some are “cumulative,” meaning that they require that all or a portion of prior unpaid dividends be paid to preferred stockholders before any dividends are paid to common stockholders. Certain preferred stock dividends are “participating” and include an entitlement to a dividend exceeding the specified dividend rate in certain cases. Investments in preferred stocks carry many of the same risks as investments in common stocks and debt securities. Convertible Securities. The Funds may invest in convertible securities, which entitle the holder to acquire the issuer’s common stock by exchange or purchase for a predetermined rate. Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation’s capital structure. They are consequently of higher quality and entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Funds may purchase convertible securities rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB or lower by Standard & Poor’s Ratings Group (“S&P”) or BB+ or lower by Fitch Investors Services, Inc. (“Fitch”) and may also purchase non-rated securities considered by the manager to be of comparable quality. Although the Funds select these securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the Funds, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities. Rights and Warrants. The Funds may invest in rights and warrants. Rights and warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Rights are similar to warrants but typically have shorter durations and are offered to current stockholders of the issuer. Changes in the value of a right or a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a right or a warrant may be more volatile than the price of its underlying security, and a right or a warrant may offer greater potential for capital loss. Real Estate Investment Trusts or “REITs.” The Equity Funds may invest in REITs. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. For the Russell Global Real Estate Securities Fund, it is anticipated, although not required, that under normal circumstances a majority of the Fund’s investments in REITs will consist of securities issued by equity REITs. A Fund’s investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. Mortgage REITs may be affected by the creditworthiness of the borrower. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. A Fund’s investments in REITs is also subject to changes in availability of debt financing, heavy cash flow dependency, tenant defaults, self-liquidation, and, for U.S. REITs, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended (the “Code”) or failing to maintain exemption from the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund. Depositary Receipts. The Equity Funds may hold securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”) and European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other securities convertible into securities of eligible non-U.S. issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. GDRs are traded on major stock exchanges, particularly the London SEAQ International trading system. For purposes of a Fund’s investment policies, the Fund’s investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.
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ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. Unsponsored depositary receipts tend to trade over the counter, and are issued without the involvement of the underlying non-US company whose stock underlies the depositary receipts. Shareholder benefits, voting rights and other attached rights may not be extended to the holder of an unsponsored depositary receipt. The Funds may invest in sponsored and unsponsored ADRs. “Special Situation” Companies. The Russell Commodity Strategies Fund may invest in “special situation companies.” “Special situation companies” are companies involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly. The Russell Commodity Strategies Fund believes, however, that if a money manager analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, it may assist the Fund in achieving its investment objective. There can be no assurance, however, that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated. Investment in Unseasoned Companies. The Russell Commodity Strategies Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record. Master Limited Partnerships (“MLPs”). The Equity Funds may invest in MLPs. An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for Federal income tax purposes. Debt Instruments and Money Market Instruments To the extent a Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. A Fund’s investments in debt securities with longer terms to maturity are subject to greater volatility than a Fund’s shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. U.S. Government Obligations. The types of U.S. government obligations the Funds may purchase include: (1) a variety of U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills at time of issuance have maturities of one year or less, (b) U.S. Treasury notes at time of issuance have maturities of one to ten years and (c) U.S. Treasury bonds at time of issuance generally have maturities of greater than ten years; (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities and supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and
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instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to such U.S. government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future, other than as set forth above, since it is not obligated to do so by law. Accordingly, such U.S. government obligations may involve risk of loss of principal and interest. The Funds may invest in fixed-rate and floating or variable rate U.S. government obligations. The Funds may purchase U.S. government obligations on a forward commitment basis. The Fixed Income Funds and the Russell Money Market Fund may also purchase Treasury Inflation Protected Securities (“TIPS”). TIPS are U.S. Treasury securities issued at a fixed rate of interest but with principal adjusted every six months based on changes in the Consumer Price Index. As changes occur in the inflation rate, as represented by the designated index, the value of the security’s principal is adjusted by the same proportion. If the inflation rate falls, the principal value of the security will be adjusted downward, and consequently, the interest payable on the securities will be reduced. STRIPS. The Fixed Income Funds and the Russell Money Market Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically but accrue interest until maturity. STRIPS tend to be subject to the same risks as zero coupon securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Repurchase Agreements. The Fixed Income Funds and the Russell Money Market Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the security is held by the Fund and is unrelated to the interest rate on the security. The securities acquired by the Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. Subject to the overall limitations described in “Illiquid Securities”, a Fund will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Russell Money Market Fund will only enter into repurchase agreements collateralized by U.S. government or agency obligations. Risk Factors. The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities are collateral for a loan by the Fund not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. It is possible that the Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement. Reverse Repurchase Agreements and Dollar Rolls. The Fixed Income Funds and the Russell Money Market Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a transaction whereby a Fund transfers possession of a portfolio security to a bank or broker–dealer in return for a percentage of the portfolio security’s market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of a Fund equal in value to the repurchase price, including any accrued interest, will be segregated on the Fund’s records while a reverse repurchase agreement is in effect. Reverse repurchase agreements are subject to the risk that the other party may fail to return the security in a timely manner or at all. A Fund may lose money if the market value of the security transferred by the Fund declines below the repurchase price. Reverse repurchase agreements may be considered a form of borrowing for some purposes. The Russell Money Market Fund will only enter into reverse repurchase agreements collateralized by U.S. government or agency obligations. The Fixed Income Funds may purchase dollar rolls. A “dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, a Fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association (“GNMA”), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the
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same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered. A Fund’s obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds’ restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities. Successful use of mortgage dollar rolls depends on a Fund’s ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that market value of the securities a Fund is required to purchase may decline below the agreed upon repurchase price. Corporate Debt Securities. The Fixed Income Funds and the Equity Funds may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. The Russell Money Market Fund may invest only in debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”) and other similar current or future government programs. Investments in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer’s equity securities. The Funds may also invest in debt securities that are accompanied by warrants which are convertible into the issuer’s equity securities, which have similar characteristics. See “Equity Securities” above for a fuller description of convertible securities. The Russell Global Infrastructure Fund may invest in corporate debt securities issued by infrastructure companies. Securities Issued in Connection with Reorganizations and Corporate Restructuring. In connection with reorganizing or restructuring of an issuer or its capital structure, an issuer may issue common stock or other securities to holders of debt instruments. A Fixed Income Fund may hold such common stock and other securities even though it does not ordinarily purchase or may not be permitted to purchase such securities. Zero Coupon Securities. The Fixed Income Funds and the Russell Money Market Fund may invest in zero coupon securities. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Zero coupon securities trade at a discount from their par value and are subject to greater fluctuations of market value in response to changing interest rates. Government Zero Coupon Securities. The Russell Commodity Strategies Fund may invest in (i) Government Securities that have been stripped of their unmatured interest coupons, (ii) the coupons themselves and (iii) receipts or certificates representing interests in stripped Government Securities and coupons (collectively referred to as “Government zero coupon securities”). Mortgage-Related And Other Asset-Backed Securities. The forms of mortgage-related and other asset-backed securities the Fixed Income Funds and the Russell Money Market Fund may invest in include the securities described below. The Russell Money Market Fund may invest only in mortgage-related and other asset-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are generally made monthly. The securities are “pass-through” securities because they provide investors with monthly payments of principal and interest which in effect are a “pass-through” of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor. The principal governmental issuer of such securities is the Government National Mortgage Association (“GNMA”), which is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government related issuers include the Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the United States created pursuant to an Act of Congress, and which is owned entirely by the Federal Home
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Loan Banks, and the Federal National Mortgage Association (“FNMA”), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”) are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage passthrough securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes (or “tranches”), with each class bearing a different stated maturity. Asset-Backed Securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit liquidity support, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value. If the credit enhancement held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security. To-Be-Announced Mortgage-Backed Securities. The Fixed Income Funds and the Russell Commodity Strategies Fund may invest in to-be-announced mortgage-backed securities. As with other delayed-delivery transactions, a seller agrees to issue a to-be-announced mortgage-backed security (a “TBA”) at a future date. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, a Fund agrees to accept any mortgage-backed security that meets specified terms. Thus, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a Fund. Risk Factors . The value of a Fund’s mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying securities. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Funds has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund’s portfolio at the time the Fund receives the payments for reinvestment. Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk. MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities. MBS held by a Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-governmental MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes and other risks than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming
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mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans. Unlike MBS issued or guaranteed by the U.S. government or a government sponsored entity (e.g., Fannie Mae (the Federal National Mortgage Association) and Freddie Mac (the Federal Home Loan Mortgage Corporation), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. Asset-backed securities may include MBS, loans, receivables or other assets. The value of the Fund’s asset-backed securities may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments, which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying asset-backed securities have become an increasing risk for asset-backed securities that are secured by home-equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market. Asset-backed securities (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based
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on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then existing holdings of such securities. Structured Investment Vehicles. Certain investments in derivatives, including structured instruments as well as investments in mortgage-backed securities and asset-backed securities, involve the purchase of securities from structured investment vehicles (SIVs). SIVs are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit ratings. Investments in SIVs present Counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments. Because SIVs depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the SIVs may have to liquidate assets at a loss. Also, with respect to SIVs assets in finance companies, the Fund may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the Fund. Collateralized Loan Obligations. The Fixed Income Funds and the Russell Money Market Fund may invest in collateralized loan obligations (“CLOs”). CLOs are special purpose entities which are collateralized mainly by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees. Payments of principal and interest are passed through to investors in a CLO and divided into several tranches of rated debt securities and typically at least one tranche of unrated subordinated securities, which may be debt or equity (“CLO Securities”). CLO Securities generally receive some variation of principal and/or interest installments and, with the exception of certain subordinated securities, bear different interest rates. If there are defaults or a CLO’s collateral otherwise underperforms, scheduled payments to senior tranches typically take priority over less senior tranches. Risk Factors. In addition to normal risks associated with debt obligations and fixed income and/or asset-backed securities as discussed elsewhere in this SAI and the Prospectus (e.g., credit risk, interest rate risk, market risk, default risk and prepayment risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments and one or more tranches may be subject to up to 100% loss of invested capital; (ii) the quality of the collateral may decline in value or default; (iii) the Fixed Income Funds may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. A CLO’s investments in its underlying assets may be CLO Securities that are privately placed and thus are subject to restrictions on transfer to meet securities law and other legal requirements. In the event that any Fixed Income Fund does not satisfy certain of the applicable transfer restrictions at any time that it holds CLO Securities, it may be forced to sell the related CLO Securities and may suffer a loss on sale. CLO Securities generally will be considered illiquid as there may be no secondary market for the CLO Securities. Loans and Other Direct Indebtedness. The Fixed Income Funds may purchase loans or other direct indebtedness, or participations in loans or other direct indebtedness, that entitles the acquiror of such interest to payments of interest, principal and/or other amounts due under the structure of the loan or other direct indebtedness. In addition to being structured as secured or unsecured, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. Risk Factors. Loans and other direct indebtedness involve the risk that a Fund will not receive payment of principal, interest and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non- payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by a Fund may involve revolving credit facilities or other standby financing commitments which obligate a Fund to pay additional cash on a certain date or on
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demand. These commitments may require a Fund to increase its investment in a company at a time when that Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high-grade debt obligations in an amount sufficient to meet such commitments. As a Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund. In purchasing loans or loan participations, a Fund assumes the credit risk associated with the corporate buyer and may assume the credit risk associated with the interposed bank or other financial intermediary. The participation may not be rated by a nationally recognized rating service. Further, loan participations may not be readily marketable and may be subject to restrictions on resale. Loan participations are generally illiquid investments and are priced through a nationally recognized pricing service which determines loan prices by surveying available dealer quotations. If the corporate borrower defaults on its obligations, a Fund may end up owning the underlying collateral. Brady Bonds. The Fixed Income Funds may invest in Brady Bonds, the products of the “Brady Plan,” under which bonds are issued in exchange for cash and certain of a country’s outstanding commercial bank loans. The Brady Plan offers relief to debtor countries that have effected substantial economic reforms. Specifically, debt reduction and structural reform are the main criteria countries must satisfy in order to obtain Brady Plan status. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily U.S.-dollar) and are actively traded on the over-the-counter market. Bank Instruments. The Fixed Income Funds may invest in bank instruments, which include Eurodollar certificates of deposit (“ECDs”), Eurodollar time deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”). Risk Factors. ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are U.S. dollar denominated certificates of deposit issued by foreign branches of U.S. and foreign banks; ETDs are U.S. dollar denominated time deposits in a foreign branch of a U.S. bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information. High Risk Bonds. The Fixed Income Funds and Equity Funds may invest their assets in securities rated BBB- or lower by S&P, Baa3 or lower by Moody’s or BBB- or lower by Fitch (using highest of split ratings), or in unrated securities judged by the money managers to be of similar credit quality to those designations. Securities rated BBB- by S&P, Baa3 by Moody’s or BBB- by Fitch are the lowest ratings which are considered “investment grade,” although Moody’s considers securities rated Baa3, S&P considers bonds rated BBB- and Fitch considers bonds rated BBB-, to have some speculative characteristics. The Fixed Income Funds may be required by their Prospectus or investment guidelines to dispose of, in a prudent and orderly fashion, a security if its ratings drop below these minimum ratings. Risks Associated with High Risk Bonds. These lower rated debt securities are commonly referred to as “junk bonds.” Lower rated debt securities, or junk bonds, generally offer a higher yield than that available from higher grade issues but involve higher risks because they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Conversely, periods of economic expansion or falling interest rates enhance the ability of issuers to make payments of principal and interest and decrease the possibility of default. The market for lower rated debt securities is generally thinner and less active than that for higher quality securities, which would limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or the financial markets. While such debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.
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Securities rated BBB- by S&P Baa3 by Moody’s or BBB by Fitch may involve greater risks than securities in higher rating categories. Securities receiving S&P’s BBB- rating are regarded as having adequate capacity to pay interest and repay principal. Such securities typically exhibit adequate investor protections but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rating categories. For further description of the various rating categories, see “Ratings of Debt Instruments.” Securities possessing Moody’s Baa3 rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security is judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well. Securities possessing Fitch’s BBB- rating indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category. Lower rated or unrated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations in response to changing interest rates. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek financial recovery. In addition, the markets in which low rated or unrated debt securities are traded are generally thinner, more limited and less active than those for higher rated securities. The existence of limited markets for particular securities may diminish a Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund’s Shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of other investment grade securities, and the ability of a Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Fund was investing only in investment grade securities. The money managers of the Funds may use ratings to assist in investment decisions. Ratings of debt securities represent a rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than a rating indicates. Auction Market and Remarketed Preferred Stock. The Fixed Income Funds  and the Russell Commodity Strategies Fund may purchase certain types of auction market preferred stock (“AMPS”) or remarketed preferred stock (“RPS”) subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing, which are typically held weekly, is successful. If the auction or remarketing fails, the holder of certain types of AMPS or RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or Counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors. Alternative Minimum Tax Bonds. The Russell Commodity Strategies Fund may invest without limit in “Alternative Minimum Tax Bonds,” which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item
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for purposes of the federal individual and corporate “alternative minimum tax.” The alternative minimum tax is a special tax that applies to taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by the Fund may be lower than those from other Municipal Obligations acquired by the Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds. Event-Linked Bonds. The Russell Commodity Strategies Fund may invest in “event-linked bonds.” Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund. Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. The Russell Commodity Strategies Fund’s investments in fixed income securities may include deferred interest, pay-in-kind (“PIK”) and capital appreciation bonds. Deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality. PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment. Deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. Municipal Debt Instruments. The recent economic downturn and budgetary constraints have made municipal securities more susceptible to downgrade, default and bankruptcy. In addition, difficulties in the municipal securities markets could result in increased illiquidity, price volatility and credit risk, and a decrease in the number of municipal securities investment opportunities. The value of
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municipal securities may also be affected by uncertainties involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. These uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Municipal Obligations and Bonds. The Russell Money Market Fund, Fixed Income Funds and Russell Commodity Strategies Fund may invest in “municipal obligations.” Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which may be exempt from federal income tax in the opinion of bond counsel to the issuer. The Russell Money Market Fund may invest only in municipal obligations that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Municipal obligations include debt obligations issued to obtain funds for various public purposes and certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. Municipal bonds generally have maturities of more than one year when issued and have two principal classifications — General Obligation Bonds and Revenue Bonds. General Obligation Bonds – are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue Bonds – are payable only from the revenues derived from a particular facility or group of facilities or from the proceeds of special excise or other specific revenue service. Industrial Development Bonds – are a type of revenue bond and do not generally constitute the pledge of credit of the issuer of such bonds but rather the pledge of credit by the core obligor. The payment of the principal and interest on such bonds is dependent on the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Industrial development bonds are issued by or on behalf of public authorities to raise money to finance public and private facilities for business, manufacturing, housing, ports, pollution control, airports, mass transit and other similar type projects. Municipal Notes. The Russell Money Market Fund, Fixed Income Funds and Russell Commodity Strategies Fund may invest in municipal notes. The Russell Money Market Fund may invest only in municipal notes that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Municipal notes generally have maturities of one year or less when issued and are used to satisfy short-term capital needs. Municipal notes include: Tax Anticipation Notes – issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues. Bond Anticipation Notes – issued in expectation of a municipality issuing a long-term bond in the future. Usually the long-term bonds provide the money for the repayment of the notes. Revenue Anticipation Notes – issued in expectation of receipt of other types of revenues such as certain federal revenues. Construction Loan Notes – sold to provide construction financing and may be insured by the Federal Housing Administration. After completion of the project, FNMA or GNMA frequently provides permanent financing. Pre-Refunded Municipal Bonds – bonds no longer secured by the credit of the issuing entity, having been escrowed with U.S. Treasury securities as a result of a refinancing by the issuer. The bonds are escrowed for retirement either at original maturity or at an earlier call date. Tax Free Commercial Paper – a promissory obligation issued or guaranteed by a municipal issuer and frequently accompanied by a letter of credit of a commercial bank. It is used by agencies of state and local governments to finance seasonal working capital needs, or as short-term financing in anticipation of long-term financing. Variable Rate Demand Notes – long-term, taxable, or tax-exempt bonds issued on a variable rate basis that can be tendered for purchase at par whenever rates reset upon contractual notice by the investor. The bonds tendered are then resold by the remarketing agent in the secondary market to other investors. Variable Rate Demand Notes can be converted to a long term fixed rate security upon appropriate notice by the issuer. The Funds’ money managers will continually monitor the pricing, quality and liquidity of the floating and variable rate demand instruments held by the Funds.
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Tax Free Participation Certificates – tax free floating, or variable rate demand notes which are issued by a municipal or governmental entity that sells a participation in the note. They are usually purchased by the Russell Tax Exempt Bond and Russell Commodity Strategies Funds to maintain liquidity. The Funds’ money managers will continually monitor the pricing, quality and liquidity of the participation certificates. A participation certificate gives a Fund an undivided interest in the municipal obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal obligation and provides the demand feature described below. Each participation is backed by: an irrevocable letter of credit or guaranty of a bank which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation; or an insurance policy of an insurance company that the money manager has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the participation certificate back to the institution and draw on the letter of credit or insurance on demand after thirty days’ notice for all or any part of the full principal amount of the Fund’s participation interest in the security plus accrued interest. The Funds’ money managers intend to exercise the demand feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Funds in order to make redemptions of Fund Shares, or (3) to maintain the required quality of its investment portfolios. The institutions issuing the participation certificates will retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by a Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. The Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance. The Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be a capitalized expense of the Fund. Demand Notes. The Fixed Income Funds may purchase obligations with the right to a “put” or “stand-by commitment.” A “put” on a municipal obligation obligates the seller of the put to buy within a specified time and at an agreed upon price a municipal obligation the put is issued with. A stand-by commitment is a commitment by an underwriter to purchase for resale any part of a new issue offered to current shareholders in a rights offering which remains unsubscribed. The Russell Commodity Strategies Fund may also invest in demand notes and the Russell Money Market Fund may invest in variable rate demand notes that are supported by credit and liquidity enhancements from U.S. government agencies. Demand notes are obligations with the right to a “put,” obligating the provider of the put to buy the security within a specified time and at an agreed upon price. Variable rate demand notes are floating rate instruments with terms of as much as 40 years which pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. Liquidity is provided with a put feature, which allows the holder to put the security at par plus accrued interest on any interest rate reset date, usually with one or seven days notice. Variable rate demand notes almost always have credit enhancement in the form of either a letter of credit or bond insurance. The Funds will enter into put and stand-by commitments with institutions such as banks and broker-dealers that the Funds’ money managers continually believe satisfy the Funds’ credit quality requirements. Risk Factors. The ability of the Funds to exercise the put or stand-by commitment may depend on the seller’s ability to purchase the securities at the time the put or stand-by commitment is exercised or on certain restrictions in the buy back arrangement. Such restrictions may prohibit the Funds from exercising the put or stand-by commitment except to maintain portfolio flexibility and liquidity. In the event the seller would be unable to honor a put or stand-by commitment for financial reasons, the Funds may, in the opinion of Funds’ management, be a general creditor of the seller. There may be certain restrictions in the buy back arrangement which may not obligate the seller to repurchase the securities. (See “Certain Investments — Municipal Notes — Tax Free Participation Certificates.”) The Funds may purchase from issuers floating or variable rate municipal obligations some of which are subject to payment of principal by the issuer on demand by the Funds (usually not more than thirty days’ notice). The Funds may also purchase floating or variable rate municipal obligations or participations therein from banks, insurance companies or other financial institutions which are owned by such institutions or affiliated organizations. Each participation is usually backed by an irrevocable letter of credit, or guaranty of a bank or insurance policy of an insurance company.
 Variable Amount Master Demand Notes. The Fixed Income Funds may invest in variable amount master demand notes. Variable amount master demand notes are unsecured obligations redeemable upon notice that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. A variable amount
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master demand note differs from ordinary commercial paper in that (1) it is issued pursuant to a written agreement between the issuer and the holders, (2) its amount may, from time to time, be increased (may be subject to an agreed maximum) or decreased by the holder of the issue, (3) it is payable on demand, (4) its rate of interest payable varies with an agreed upon formula and (5) it is not typically rated by a rating agency. Variable and Floating Rate Securities. The Fixed Income Funds and the Russell Money Market Fund may invest in variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a specified margin above or below the prime rate of a specified bank or some similar objective standard, such as the yield on the 90-day U.S. Treasury Bill rate, and may change as often as daily. Generally, changes in interest rates on variable and floating rate securities will reduce changes in the securities’ market value from the original purchase price resulting in the potential for capital appreciation or capital depreciation being less than for fixed–income obligations with a fixed interest rate. The Funds may purchase variable rate U.S. government obligations which are instruments issued or guaranteed by the U.S. government, or an agency or instrumentality thereof, which have a rate of interest subject to adjustment at regular intervals but no less frequently than every 762 days (397 days for the Russell Money Market Fund). Variable rate U.S. government obligations whose interest rates are readjusted no less frequently than every 762 days (397 days for the Russell Money Market Fund) will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The Russell Money Market Fund may invest only in variable rate securities, and only in those variable rate securities that are backed by the full faith and credit of the U.S. government, its agencies or instrumentalities. Commercial Paper. The Russell Money Market Fund, Fixed Income Funds  and the Russell Commodity Strategies Fund may invest in commercial paper, which consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Russell Money Market Fund may invest only in asset-backed commercial paper that is issued or guaranteed by the U.S. government, its agencies or instrumentalities. Asset-Backed Commercial Paper. The Russell Money Market Fund, Fixed Income Funds  and the Russell Commodity Strategies Fund may invest in asset-backed commercial paper. This is commercial paper issued by a bankruptcy remote special purpose entity to fund the acquisition of financial assets (such as trade receivables, commercial loans, auto and equipment loans, leases or collateral debt obligations) that is repaid from the cash flows of those receivables on a specific date. The Russell Money Market Fund may invest only in asset-backed commercial paper that is issued or guaranteed by the U.S. government, its agencies or instrumentalities. Indexed Commercial Paper. The Fixed Income Funds  and the Russell Commodity Strategies Fund may invest in indexed commercial paper, which is U.S.-dollar denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on indexed commercial paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S.-dollar denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity. While such commercial paper entails risk of loss of principal, the potential risk for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. Credit and Liquidity Enhancements. The Russell Money Market Fund, Fixed Income Funds  and the Russell Commodity Strategies Fund may invest in securities supported by credit and liquidity enhancements from third parties, generally letters of credit from foreign or domestic banks. Liquidity enhancements may be used to shorten the maturity of the debt obligation through a demand feature. Adverse changes in the credit quality of these institutions could cause losses to the Funds that invest in these securities and may affect their share price. Funding Agreements. The Fixed Income Funds  and the Russell Commodity Strategies Fund may invest in various types of funding agreements. A funding agreement is an obligation of indebtedness negotiated privately between an investor and an insurance company. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by the Fund may be regarded as illiquid and therefore will be subject to the Fund’s limitation on illiquid investments. Investment in the Subsidiary by the Russell Commodity Strategies Fund
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The Russell Commodity Strategies Fund will invest up to 25% of its total assets in the shares of its wholly owned and controlled Subsidiary. Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent IRS rulings, as discussed below under “Taxes--Tax Treatment of Commodity-Linked Swaps and Structured Notes.” The Subsidiary is managed by RIMCo and advised by the money managers, and has the same investment objective as the Fund. The Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on them. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund, including the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. By investing in the Subsidiary, the Fund would be indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary would provide exposure similar to that held by the Fund and would be subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary invests primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. Although the Fund may enter into these commodity-linked derivative instruments directly, the Fund will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary. To the extent that a money manager believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity index-linked notes, the Fund’s investment in the Subsidiary will likely increase. The Subsidiary will also invest in fixed income instruments, some of which are intended to serve as margin or collateral for the Subsidiary’s derivatives position. The derivative instruments in which the Fund and the Subsidiary primarily intend to invest are instruments linked to certain commodity indices. Additionally, the Fund or the Subsidiary may invest in derivative instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts, including swaps on commodity futures. The Fund’s or the Subsidiary’s investments in commodity-linked derivative instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the Fund’s portfolio may deviate from the returns of any particular commodity index. The Fund or the Subsidiary may also over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the Fund has greater or lesser exposure to that index than the value of the Fund’s net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations, and under normal circumstances the Fund will seek to maintain net notional exposure to one or more commodity indices within 5% (plus or minus) of the value of the Fund’s net assets. The portion of the Fund’s or Subsidiary’s assets exposed to any particular commodity or commodity sector will vary based on market conditions, but from time to time the portion could be substantial. To the extent that the Fund invests in the Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities discussed above. Subject to its investment management agreement with the Subsidiary, RIMCo selects money managers for the Subsidiary, allocates Subsidiary assets among money managers, oversees the money managers and evaluates the performance results. The Subsidiary’s money managers select the individual portfolio securities for the assets assigned to them. Neither RIMCo nor the money managers receive any additional compensation for doing so. The Subsidiary also has entered into an administration agreement with RFSC, pursuant to which RFSC provides certain administrative services for the Subsidiary, but receives no additional compensation for doing so. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and accounting agent services with the same or with affiliates of the same service providers that provide those services to the Fund. The Subsidiary is not registered under the 1940 Act, and, although the Subsidiary is subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund, the Subsidiary is not subject to all the investor protection of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by RIMCo, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Fund’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. As noted above, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund
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and/or the Subsidiary to operate as described in the Prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns. Other Financial Instruments Including Derivatives Options, Futures and Other Financial Instruments. The Funds may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Funds’ investments or, in certain circumstances, for investment purposes (e.g., as a substitute for investing in securities). These financial instruments include options, futures, forward contracts and swaps. Positions in these financial instruments, other than purchased options, expose a Fund to an obligation to another party. The Funds will not enter into any such transaction unless it owns (1) an offsetting (“covered”) position in securities, currencies or other options, futures contracts or forward contracts or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover their obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate the prescribed amount of cash or liquid assets as segregated. Assets used as cover or held as segregated cannot be sold while the position in the corresponding financial instrument is open unless they are replaced with other appropriate assets. Options and Futures. The Funds, other than the Russell Money Market Fund, may purchase and sell (write) both call and put options on securities, securities indexes, and foreign currencies, and purchase and sell interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts for hedging purposes or to effect investment transactions consistent with a Fund’s investment objective and strategies. If other types of options, futures contracts, or options on futures contracts are traded in the future, the Funds may also use those instruments, provided that their use is consistent with the Funds’ investment objectives, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Funds (i.e., that written call or put options will be “covered” or “secured” and that futures contracts and options on futures contracts will be used for the purposes of hedging or effecting a Fund’s permitted investment strategies, provided that initial margin and premiums required to establish such non-hedging positions will not exceed 5% of the Fund’s net assets). Options on Securities and Indexes. Each Fund, other than the Russell Money Market Fund, may purchase and write both call and put options on securities and securities indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign or national over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. The Funds intend to treat options in respect of specific securities that are not traded on a national securities exchange and the securities underlying covered call options as not readily marketable and therefore subject to the limitations on the Funds’ ability to hold illiquid securities. The Funds intend to purchase and write call and put options on specific securities. Exchange-listed options are issued by a regulated intermediary, such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. This discussion uses the OCC as an example but is also applicable to other financial intermediaries. With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although cash settlements may sometimes be available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instruments exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. If one or more exchanges decide to discontinue the trading of options (or a particular class or series of options), the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. Over-the-counter options (“OTC Options”) are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The staff of the SEC takes the position that OTC Options and the assets used as “cover” for written OTC Options are illiquid.
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Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium paid for the option and any anticipated benefits of the transaction. Accordingly, RIMCo or the money manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC Option will be satisfied. A Fund will engage in OTC Option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions that have received (or the guarantors or the obligations of which have received) a minimum long-term Counterparty credit rating, including reassignments, of BBB- or better as defined by S&P or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) or determined to be of equivalent credit by RIMCo or the money manager for the Fund. An option on a security (or securities index) is a contract that gives the purchaser of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the option period. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price, in the case of a call option, or to pay the exercise price upon delivery of the underlying security, in the case of a put option. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier (established by the exchange upon which the stock index is traded) for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.) Options on securities indexes are similar to options on specific securities except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements in the specific security. A Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner or as a cost-efficient alternative to acquiring the securities for which the option is intended to serve as a proxy. A Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate positively to one another. A Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains liquid assets equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written, provided the difference is maintained by the Fund in liquid segregated assets. A put option on a security or an index is “covered” if the Fund maintains liquid segregated assets equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (1) equal to or greater than the exercise price of the put written, or (2) less than the exercise price of the put written, provided the difference is maintained by the Fund in liquid segregated assets. If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss (long- or short-term depending on whether the Fund’s holding period for the option is greater than one year) equal to the premium paid. To close out a position when writing covered options, a Fund may make a “closing purchase transaction,” which involves purchasing an option on the same security with the same exercise price and expiration date as the option which it previously wrote on the security. To close out a position as a purchaser of an option, a Fund may make a “closing sale transaction,” which involves liquidating the Fund’s position by selling the option previously purchased. The Fund will realize a profit or loss from a closing purchase or sale transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.
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A Fund will realize a capital gain from a closing transaction on an option it has written if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. With respect to closing transactions on purchased options, the capital gain or loss realized will be short or long-term depending on the holding period of the option closed out. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date. The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a liability. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the last bid. Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained a risk of loss should the price of the underlying security decline. Where a Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security. If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding. Options on Foreign Currency. A Fund may buy and sell put and call options on foreign currencies either on exchanges or in the over-the-counter market for the purpose of hedging against changes in future currency exchange rates or to effect investment transactions consistent with a Fund’s investment objectives and strategies. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. OTC Options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Futures Contracts and Options on Futures Contracts. A Fund may invest in interest rate futures contracts, foreign currency futures contracts, Eurodollar futures or stock index futures contracts, and options thereon that are traded on a U.S. or foreign exchange or board of trade or over-the-counter. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index (such as the S&P 500® ) is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A
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futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies. For example: the S&P 500® ; the Russell 2000® ; Nikkei 225; CAC-40; FT-SE 100; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the German Mark; the Japanese Yen; the French Franc; the Swiss Franc; the Mexican Peso and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future. Eurodollar futures are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate (“LIBOR”). In addition, foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked. Frequently, using futures to affect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. A Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or an option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed. A Fund will only enter into futures contracts or options on futures contracts which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. A Fund will enter into a futures contract only if the contract is “covered” or if the Fund at all times maintains liquid, segregated assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Fund will write a call or put option on a futures contract only if the option is “covered.” For a discussion of how to cover a written call or put option, see “Options on Securities and Indexes” above. A Fund may enter into futures contracts and options on futures contracts for “bona fide hedging” purposes, as defined under the rules of the Commodity Futures Trading Commission (the “CFTC”). A Fund may also enter into futures contracts and options on futures contracts for non hedging purposes provided the aggregate initial margin and premiums required to establish such non-hedging positions will not exceed 5% of the Fund’s net assets. A Fund will limit its use of futures contracts and options on futures contracts to hedging transactions and, within such 5% limits, to effect investment transactions consistent with its investment objective and strategies. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund’s securities or the price of the securities which the Fund intends to purchase. Additionally, a Fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes or, conversely, to reduce market exposure. When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with the broker a specified amount of cash or U.S. government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and, in certain cases by the Fund’s futures commission merchant (“FCM”). The required margin may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits.
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A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund, but is instead a settlement between the Fund and the FCM of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to- market its open futures positions. A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations. In the case of transactions, if any, involving certain regulated futures contracts, any gain or loss arising from the lapse, closing out or exercise of such positions generally will be treated as 60% long-term and 40% short-term capital gain or loss. In addition, at the close of each taxable year, such positions generally will be marked-to-market (i.e., treated as sold for fair market value), and any resulting gain or loss will be treated as 60% long-term and 40% short-term capital gain or loss. Limitations on Use of Futures and Options on Futures Contracts. A Fund will not enter into a futures contract or futures option contract for purposes other than hedging if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are “in-the-money,” would exceed 5% of the Fund’s total assets. A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option. When purchasing a futures contract, a Fund will maintain (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price equal to or higher than the price of the contract held by the Fund. When selling a futures contract, a Fund will maintain (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in segregated liquid assets). When selling a call option on a futures contract, a Fund will maintain (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may “cover” its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund (or at a higher price if the difference is maintained in segregated, liquid assets). When selling a put option on a futures contract, a Fund will maintain (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may “cover” the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund. The Funds are limited in entering into futures contracts and options on futures contracts to positions which constitute “bona fide hedging” positions within the meaning and intent of applicable CFTC rules and, with respect to positions for non-hedging purposes, to positions for which the aggregate initial margins and premiums will not exceed 5% of the net assets of a Fund.
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Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts on securities, including technical influences in futures trading and options on futures contracts, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate or other trends. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed. Foreign Currency Futures Contracts. The Funds are also permitted to enter into foreign currency futures contracts in accordance with their investment objectives and as limited by the procedures outlined above. A foreign currency futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept delivery of a specified type of debt security or currency at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. The Funds may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar or other currencies or to effect investment transactions consistent with the Funds’ investment objectives and strategies. When a manager anticipates a significant change in a foreign exchange rate while intending to invest in a foreign security, a Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction or as a means to gain portfolio exposure to that currency. Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate which may add additional costs to acquiring the foreign security position. The Funds may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate. The Funds may purchase a call option or write a put option on a foreign exchange futures contract to hedge against a decline in the foreign exchange rates or the value of its foreign securities. The Funds may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities or as a means to gain portfolio exposure to a currency. Forward Foreign Currency Exchange Transactions (“Forward Currency Contracts”). The Funds may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates or to effect investment transactions consistent with the Funds’ investment objectives and strategies. The Funds will conduct their forward foreign currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts (“forward contract”) to purchase or sell currency at a future date. A forward contract involves an obligation to purchase or sell a specific currency. For example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen — at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are (a) traded in an
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interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) generally have no deposit requirements and (c) are consummated without payment of any commissions. A Fund may, however, enter into forward currency contracts containing either or both deposit requirements and commissions. In order to assure that a Fund’s forward currency contracts are not used to achieve investment leverage, the Fund will segregate liquid assets in an amount at all times equal to or exceeding the Fund’s commitments with respect to these contracts. The Funds may engage in a forward contract that involves transacting in a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Funds’ portfolio securities are or are expected to be denominated. A Fund’s dealings in forward contracts may involve hedging involving either specific transactions or portfolio positions or taking a position in a foreign currency. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in the currency. A Fund may not enter into a forward currency contract to sell a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currency convertible into that particular currency (or another currency or aggregate of currencies which act as a proxy for that currency). The Funds may enter into a forward currency contract to purchase a currency other than that held in the Funds’ portfolios. If a Fund enters into a forward currency contract, liquid assets will be segregated in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the securities that are segregated declines, additional liquid assets will be segregated so that the value of the segregated, liquid assets will equal the amount of the Fund’s commitment with respect to the contract. Forward currency transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies. At or before the maturity of a forward foreign currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell. There can be no assurance that new forward currency contracts or offsets will be available to a Fund. Upon maturity of a forward currency contract, a Fund may (a) pay for and receive, or deliver and be paid for, the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (c) negotiate with the dealer to terminate the forward contract by entering into an offset with the currency trader whereby the parties agree to pay for and receive the difference between the exchange rate fixed in the contract and the then current exchange rate. A Fund also may be able to negotiate such an offset prior to maturity of the original forward contract. There can be no assurance that new forward contracts or offsets will be available to the Funds. The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward foreign currency contracts limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may be able to contract to sell the currency at a price above the devaluation level that it anticipates. A Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), for a given year. Forward foreign currency contracts are not currently regulated by the SEC or CFTC. They are traded through financial institutions acting as market-makers. In the forward foreign currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, as with foreign currency futures contracts, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions. The market for forward currency contracts may be limited with respect to certain currencies. These factors will restrict a Fund’s ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available,
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the successful use of forward currency contracts draws upon a money manager’s special skills and experience with respect to such instruments and usually depends on the money manager’s ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward currency contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time a Fund is engaged in that strategy. A Fund’s ability to dispose of its positions in forward currency contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Forward foreign currency transactions are subject to the additional risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (5) lesser trading volume and (6) that a perceived linkage between various currencies may not persist throughout the duration of the contracts. Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contract and Options Thereon. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume. Swap Agreements and Swaptions. The Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. When a Fund enters into a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (e.g., an exchange of floating rate payments for fixed rate payments). The Funds may enter into several different types of swap agreements including interest rate, credit and currency swaps. Interest rate swaps are agreements that can be customized to meet each party’s needs, and involve the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are agreements where two parties exchange specified amounts of different currencies which are followed by each paying the other a series of interest payments that are based on the principal cash flow. At maturity the principal amounts are returned. Credit default swaps are agreements which allow the transfer of third-party credit risk (the possibility that an issuer will default on its obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the Counterparty in the swap agrees to insure this risk in exchange for regular periodic payments. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date or for return enhancement. The net amount of the excess, if any, of the Funds’ obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be segregated. To the extent that the Funds enter into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Funds’ obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction.
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The Funds may enter into swap agreements with Counterparties that meet RIMCo’s credit quality limitations. The Funds will not enter into any swap agreement unless the Counterparty has a minimum senior unsecured credit rating or long term Counterparty credit rating, including reassignments, of BBB- or better as defined by S&P or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) at the time of entering into such transaction. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Funds is impossible to predict, but could be substantial and adverse. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law by President Obama on July 21, 2010. The Dodd-Frank Act will change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for over-the-counter (“OTC”) derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions. Provisions in the Dodd-Frank Act include new registration, recordkeeping, capital and margin requirements for “swap dealers” and “major swap participants” as determined by the Dodd-Frank Act and applicable regulations; and the required use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because the rulemaking and regulations implementing the Dodd-Frank Act have not been completed, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any of the Funds, but it is expected that swap dealers, major market participants and swap Counterparties, including the Funds, will experience new and/or additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its Counterparties. In particular, new position limits imposed on a Fund or its Counterparties may impact that Fund’s ability to invest in a manner that efficiently meets its investment objective, and new requirements, including capital and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. The Fixed Income Funds may enter into credit default swaps. A credit default swap can refer to corporate issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset. The Fixed Income Funds may act as either the buyer or the seller of a credit default swap. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, due to the possible or potential instability in the market, there is a risk that a Fixed Income Fund may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, a Fixed Income Fund may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. Currently, the market for credit default swap agreements is largely unregulated. In an unhedged credit default swap, a Fixed Income Fund enters into a credit default swap without owning the underlying asset or debt issued by the reference entity. Credit default swaps allow the Fixed Income Funds to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. As the seller of protection in a credit default swap, the Fixed Income Funds would be required to pay the par or other agreed-upon value (or otherwise perform according to the swap contract) of a reference debt obligation to the Counterparty in the event of a default (or other specified credit event), and the Counterparty would be required to surrender the reference debt obligation. In return, the Fixed Income Funds would receive from the Counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fixed Income Funds would keep the stream of payments and would have no payment obligations. As a seller of protection, a Fixed Income Fund would effectively add leverage to its portfolio because in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap. The Fixed Income Funds may also purchase protection via credit default swap contracts in order to offset the risk of default of debt securities held in their portfolios, in which case the Fixed Income Funds would function as the Counterparty referenced in the preceding paragraph.
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Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific reference obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fixed Income Funds may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fixed Income Fund owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood (as measured by the credit default swap’s spread) of a particular issuer’s default. Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, deliverable obligations in most instances would be limited to the specific reference obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write-down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the reference obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement generally will be adjusted by corresponding amounts. The Fixed Income Funds may use credit default swaps on asset-backed securities to provide a measure of protection against defaults (or other defined credit events) of the reference obligation or to take an active long or short position with respect to the likelihood of a particular reference obligation’s default (or other defined credit events). Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference obligations comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Traders may use credit default swaps on indices to speculate on changes in credit quality. Credit default swaps could result in losses if a Fixed Income Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fixed Income Funds had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk and Counterparty risk. The Fixed Income Funds will generally incur a greater degree of risk when selling a credit default swap than when purchasing a credit default swap. As a buyer of a credit default swap, a Fixed Income Fund may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by a Fixed Income Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fixed Income Funds. If the creditworthiness of the Fixed Income Funds’ swap Counterparty declines, the risk that the Counterparty may not perform could increase, potentially resulting in a loss to the Fixed Income Funds. To limit the Counterparty risk involved in swap agreements, the Fixed Income Funds will only enter into swap agreements with Counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the Fixed Income Funds will be able to do so, the Fixed Income Funds may be able to reduce or eliminate their exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The Fixed Income Funds may have limited ability to eliminate their exposure under a credit default swap if the credit of the reference entity or underlying asset has declined. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a money manager using this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund might diminish compared to what it would have been if this investment technique were not used.
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Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Funds are contractually obligated to make. If the other party to an interest rate swap defaults, the Funds’ risk of loss consists of the net amount of interest payments that the Funds are contractually entitled to receive. Since interest rate swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their rights to receive interest on their portfolio securities and their rights and obligations to receive and pay interest pursuant to interest rate swaps. The Fixed Income Funds may enter into swaptions (an option on a swap). In a swaption, in exchange for an option, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in the Fund’s statement of financial condition. Index Swap Agreements. The Funds, other than the Russell Money Market Fund, may enter into index swap agreements to expose cash reserves to markets or to effect investment transactions consistent with these Funds’ investment objectives and strategies. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e., a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index). Under most swap agreements entered into by the Funds, the parties’ obligations are determined on a “net basis.” Consequently, a Fund’s obligations or rights under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party. A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap Counterparty will be covered by segregating cash or other liquid assets to avoid any potential leveraging of a Fund’s portfolio. No Fund will enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Fund’s net assets. Structured Notes. The Russell Commodity Strategies Fund may invest in structured notes. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. The terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Therefore, structured notes may be more volatile, less liquid and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent the Fund invests in these notes and securities, however, these notes are analyzed in the overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk. Commodity-linked notes are a type of structured note. Commodity-linked notes are privately negotiated structured debt securities indexed to the return of an index such as the DJ-UBS Index, which is representative of the commodities market. They are available from a limited number of approved issuers, and all invested amounts are exposed to the issuer’s credit risk. Commodity-linked notes may be leveraged. For example, if a fund invests $100 in a three-times leveraged commodity-linked note, it will exchange $100 principal with the dealer to obtain $300 exposure to the commodities market because the value of the note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying index. This means a $100 note would be worth $70 if the commodity index decreased by 10 percent. Structured notes also are subject to credit risk of the dealer. Uncovered Options Transactions. The Russell Commodity Strategies Fund may write options that are not covered (or so called “naked options”). When the Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When the Fund sells an uncovered put option, it does not simultaneously have a short position in the underlying security. Uncovered options are riskier than covered options because there is no underlying security held by the Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. Uncovered put options have speculative characteristics and the potential loss is substantial.
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Forward Commitments. A Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a “forward commitment” or “when-issued” transaction) so long as such transactions are consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. A Fund may dispose of a forward commitment or when-issued transaction prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, liquid assets of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Forward commitments and when-issued transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction. Additionally, under certain circumstances, the Russell Global Opportunistic Credit, Russell Global Infrastructure, Russell International Developed Markets and Russell Emerging Markets Funds may occasionally engage in “free trade” transactions in which delivery of securities sold by the Fund is made prior to the Fund’s receipt of cash payment therefor or the Fund’s payment of cash for portfolio securities occurs prior to the Fund’s receipt of those securities. Cash payment in such instances generally occurs on the next business day in the local market. “Free trade” transactions involve the risk of loss to a Fund if the other party to the “free trade” transaction fails to complete the transaction after a Fund has tendered cash payment or securities, as the case may be. Stand-By Commitment Agreements. The Russell Commodity Strategies Fund may invest in “stand-by commitments” with respect to securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund’s option specified securities at a specified price. The Fund’s right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by the Fund may also be referred to as “put” options. A stand-by commitment is not transferable by the Fund, although the Fund can sell the underlying securities to a third party at any time. The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. When investing in stand-by commitments, the Fund will seek to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of the money manager, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the money manager will periodically review relevant financial information concerning the issuer’s assets, liabilities and contingent claims. The Fund acquires stand-by commitments only in order to facilitate portfolio liquidity and does not expect to exercise its rights under stand-by commitments for trading purposes. The amount payable to the Fund upon its exercise of a stand-by commitment is normally (i) the Fund’s acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield-to-maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund’s portfolio will not exceed 1/2 of 1% of the value of the Fund’s total assets calculated immediately after each stand-by commitment is acquired. The Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund. The Fund will at all times maintain a segregated account with its custodian consisting of cash or liquid securities in an aggregate amount equal to the purchase price of the securities underlying the commitment. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of the purchase price. The Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. The Internal Revenue Service (“IRS”) has issued a revenue ruling to the effect that a regulated investment company will be treated for federal income tax purposes as the owner of the municipal obligations acquired subject to a stand-by commitment and the interest on the municipal obligations will be tax-exempt to the Fund. Custodial Receipts and Trust Certificates. The Russell Commodity Strategies Fund may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government securities, municipal securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or
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banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates. Although under the terms of a custodial receipt or trust certificate the Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid. Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the IRS has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments. Taxes Tax Information for All Funds The information discussed in this section applies generally to all of the Funds, but is supplemented or modified in additional separate sections that are provided below for Russell Tax Exempt Bond Fund and Russell Money Market Fund. Distributions of Net Investment Income. Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income (other than certain qualified dividend income, described below) will be taxable to you as ordinary income, whether you receive them in cash or in additional shares. If you are an individual investor, a portion of the dividends you receive from certain Funds may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains through 2012. A Fund’s distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations. For individual and other non-corporate taxpayers, the maximum rate applicable to qualified dividend income is currently 15%. It is not expected that any portion of the Russell Commodity Strategies Fund’s distributions will be eligible to be treated as qualified dividend income. Distributions of Capital Gain. A Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gain realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund. The maximum rate applicable to long-term capital gains is 15% through 2012. After 2012, this maximum rate applicable to long-term capital gains currently is scheduled to increase to 20%.
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Medicare Tax. For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Effect of Foreign Investments on Distributions. Most foreign exchange gain realized by a Fund on the sale of debt securities is treated as ordinary income. Similarly, foreign exchange loss realized on the sale of debt securities generally is treated as ordinary loss. This gain when distributed will be taxable to you as ordinary income, and any loss will reduce a Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the Fund’s tax basis of your shares in the Fund. Any return of capital in excess of your tax basis is taxable as a capital gain. Certain Funds may invest in foreign securities and may be subject to foreign withholding taxes on income from these securities. This, in turn, could reduce ordinary income distributions to you. If more than 50% of such a Fund’s total assets at the end of the fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. In that case, you will be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election. Information on the Amount and Tax Character of Distributions. Each Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of its tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, a Fund may report and distribute to you, as ordinary income or capital gain, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in October, November or December to shareholders of record in such a month but paid in January are taxable to you as if they were paid in December. Election to be Taxed as a Regulated Investment Company. Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”). Each Fund that has been in existence for more than one year has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes to you. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such a case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as ordinary dividend income to the extent of the Fund’s earnings and profits. Excise Tax Distribution Requirements. To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98.2% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes. Redemption of Fund Shares. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different RIC Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you held your shares. Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by a Fund on those shares. Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.
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U.S. Government Securities. The income earned on certain U.S. government securities is generally exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations. Dividends-Received Deduction for Corporations. If you are a corporate shareholder, a percentage of the dividends paid by certain Funds for the most recent fiscal year may have qualified for the dividends-received deduction. You may be allowed to deduct a portion of these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends, if certain holding period and other requirements are met. The dividends-received deduction will be available only with respect to dividends designated by a Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation. If a Fund’s income is derived primarily from either investments in foreign rather than domestic securities or interest rather than dividends, generally none of its distributions are expected to qualify for the corporate dividends-received deduction. None of the Russell Commodity Strategies Fund’s distributions are expected to qualify for the corporate dividends-received deduction. Investment in Complex Securities. Certain Funds may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer the Fund’s ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing or character of the income distributed to you by the Fund. Non-U.S. Investors. Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to U.S. estate taxes, and are subject to special U.S. tax certification requirements. For Fund taxable years beginning after 2004 and before 2012 (or a later date if extended by Congress), a portion of Fund distributions received by a non-U.S. investor may, however, be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains if properly reported by the Fund. Also, for that same period, U.S. estate taxes may not apply to that portion of Shares held by a non-U.S. investor that is attributable to Fund assets consisting of certain debt obligations or other property treated as not within the United States for U.S. estate tax purposes. If a non-U.S. investor were to hold an interest of more than 5% in a Fund that were deemed to be a “U.S. real property holding company” by reason of holding significant interests (other than as a creditor) in other U.S. real property holding companies (including REITs) or “U.S. real property,” certain Fund distributions could be taxable to such investor and require the investor to file U.S. tax returns and may also be subject to withholding taxes. Non-U.S. investors holding an interest of 5% or less in such a Fund may be subject to withholding tax with respect to certain Fund distributions that are attributable to U.S. real property gains. Effective January 1, 2014, a Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and redemption proceeds made to certain non-U.S. entities that fail to comply with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds. Backup Withholding. By law, each Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the rate is 28% for calendar year 2012 and is expected to be 31% thereafter. Additional Tax Information With Respect to the Russell Tax Exempt Bond Fund The tax information described in “Tax Information for All Funds” above applies to the Russell Tax Exempt Bond Fund, except as noted in this section. Exempt-Interest Dividends. By meeting certain requirements of the Code, the Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you. In addition, to the extent that exempt-interest dividends are
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derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), they also may be exempt from that state’s personal income taxes. Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states. Dividends from Taxable Income. The Fund may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds. Any distributions by the Fund from this income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares. Because the Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify as qualified dividend income for individual shareholders. Information on the Amount and Tax Character of Distributions. The Fund will inform you of the amount of your taxable ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year, including the portion of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining your alternative minimum tax. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by the Fund in October, November or December to shareholders of record in such a month but paid in January are taxed to you as if made in December. Redemption at a Loss Within Six Months of Purchase. Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. Dividends-Received Deduction for Corporations. Because the Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction. Alternative Minimum Tax. Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes, depending on your personal or corporate tax position. If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax adviser before buying shares of the Fund. Treatment of Interest on Debt Incurred to Hold Fund Shares. Interest on debt you incur to buy or hold Fund shares may not be deductible for federal income tax purposes. Loss of Status of Securities as Tax-Exempt. Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued. Additional Tax Information With Respect to the Russell Money Market Fund The tax information described in “Tax Information for All Funds” above applies to the Russell Money Market Fund except as noted in this section. Distributions of Net Investment Income. Each Fund typically pays dividends from its daily net income each day that its net asset value is calculated. The Fund’s daily net income includes accrued interest and any original issue or acquisition discount, less the estimated expenses of the Fund. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares. Because the Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify as qualified dividend income for individual shareholders. Distributions of Capital Gain. A Fund may derive capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Because each Fund is a money market fund, it does not expect to realize any long-term capital gain. Maintaining a $1 Share Price. Gain and loss on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the money market funds to adjust distributions to maintain its $1 share price. These procedures may result in under- or over-distributions by the Fund of its net investment income.
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Information on the Amount and Tax Character of Distributions. The Fund will inform you of the amount of your taxable ordinary income (including qualified dividend income) and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, the Fund may report and distribute to you, as taxable income, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by the Fund in December but paid in January are taxed to you as if made in December. Redemption of Fund Shares. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. Because each Fund tries to maintain a stable $1 share price, however, you should not expect to realize any capital gain or loss on the sale or exchange of your shares. For tax purposes, an exchange of your Fund shares for shares of a different RIC Fund is the same as a sale. Dividends-Received Deduction for Corporations. Because the Funds’ income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction. At October 31, 2011, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Net capital losses incurred in portfolio transactions for taxable years beginning after December 22, 2010 will not expire. Available capital loss carryforwards and expiration dates are as follows:
Fund	10/31/14	10/31/15	10/31/16	10/31/17	10/31/18	10/31/19	TOTAL
Russell U.S. Core Equity	$—	$—	$114,056,075	$782,077,676	$—	$—	$896,133,751
Russell U.S. Quantitative Equity	—	—	—	$909,216,050	—	—	$909,216,050
Russell U.S. Growth	—	—	—	$20,138,906	—	—	$20,138,906
Russell U.S. Value	—	—	$47,169,656	$60,819,183	—	—	$107,988,839
Russell U.S. Small Cap Equity	—	—	—	$262,088,296	—	—	$262,088,296
Russell International Developed Markets*	—	$9,122,298	$404,357,668	$790,159,939	$51,503,855	—	$1,255,143,760
Russell Global Equity	—	—	—	$208,404,521	—	—	$208,404,521
Russell Emerging Markets	—	—	—	—	—	—	—
Russell Tax- Managed U.S. Large Cap	—	—	$42,627,479	$43,361,512	—	—	$85,988,991
Russell Tax-Managed U.S. Mid & Small Cap	—	—	—	$10,062,473	—	—	$10,062,473
Russell Global Opportunistic Credit	—	—	—	—	—	$1,937,954	$1,937,954
Russell Strategic Bond	—	—	—	—	—	—	—
Russell Investment Grade Bond	—	—	—	—	—	—	—
Russell Short Duration Bond	—	—	—	$5,471,763	—	$324,085	$5,795,848
Russell Tax Exempt Bond	$295,599	$1,197,042	$4,001,028	—	—	$512,942	$6,006,611
Russell Commodity Strategies	—	—	—	—	—	—	—
Russell Global Infrastructure	—	—	—	—	—	—	—
Russell Global Real Estate Securities	—	—	—	$30,091,561	—	—	$30,091,561
Russell Money Market	—	—	$1,389	—	—	$2,994	$4,383
*	Russell International Developed Markets Fund had a capital loss carryforward of $9,122,298 that it acquired from the International Securities Fund which will expire on October 31, 2015. The capital loss carryforward of the Russell International Developed Markets Fund may be subject to loss limitations.
Tax Treatment of Commodity-Linked Swaps and Structured Notes . The IRS has issued rulings that provide that in order for the Russell Commodity Strategies Fund to qualify as a regulated investment company under the Code, the income derived from commodity-linked swaps must be limited to a maximum of 10% of the Fund’s gross income. The IRS has also issued private letter rulings to other taxpayers in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income and that income derived from a wholly-owned subsidiary will also constitute qualifying income, even if the subsidiary itself owns commodity-linked notes and swaps, commodity options,
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futures and options on futures. Although those private letter rulings can be relied on only by the taxpayers to whom they were issued, based on the reasoning in such rulings, the Fund will seek to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and swaps and, through investments in the Subsidiary, futures contracts on individual commodities or a subset of commodities and options on them. The Fund has also requested its own such private letter ruling, although the IRS currently has suspended the issuance of such rulings pending further internal review. There can be no assurance that the IRS will issue the requested ruling to the Fund, or that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. The ability of the Fund to qualify for favorable regulated investment status under the Code could be jeopardized if the Fund were unable to treat its income from commodity-linked notes and the Subsidiary as qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives and the Fund’s investments in the Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. The Subsidiary is not expected to be subject to U.S. federal income tax. It will, however, be considered a controlled foreign corporation, and the Fund will be required to include as ordinary income annually amounts earned by the Subsidiary during that year. Furthermore, the Fund, as a regulated investment company, will be required to distribute the Subsidiary’s income as a regulated investment company, whether or not the Subsidiary makes a distribution to the Fund during the taxable year. Any losses of the Subsidiary will generally only be available to offset any income of the Subsidiary in the same year.
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Money Manager Information Russell U.S. Core Equity Fund BlackRock Capital Management, Inc. is a wholly–owned subsidiary of BlackRock, Inc. BlackRock, Inc. is a publicly traded company. Columbus Circle Investors is 70% owned by Principal Global Investors, LLC. Principal Global Investors, LLC is 100% owned by Principal Life Insurance Company, which is 100% owned by Principal Financial Services, Inc., which in turn is 100% owned by Principal Financial Group, a publicly traded company. Institutional Capital LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which is a wholly-owned subsidiary of New York Life Insurance Company, which, in turn, is wholly-owned by the policyholders of New York Life Insurance Company. Lazard Asset Management LLC is a wholly-owned subsidiary of Lazard Freres & Co, LLC. Lazard Freres & Co., LLC is a limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Lazard Group LLC is controlled by Lazard Ltd., which is a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange. Schneider Capital Management Corporation is controlled by its majority shareholder, Arnold C. Schneider, III. Snow Capital Management, L.P. is a limited partnership which is controlled by Richard Snow. Suffolk Capital Management LLC is a wholly–owned subsidiary of Ohio National Financial Services, Inc. Ohio National Financial Services, Inc. is wholly–owned by Ohio National Mutual Holdings, Inc. which, in turn, is wholly–owned by the policyholders of The Ohio National Life Insurance Company. Sustainable Growth Advisers, LP is a limited partnership with no one individual controlling more than 25%. Its general partner is SGIA, LLC, which is equally owned by its three principals. Russell U.S. Quantitative Equity Fund Aronson+Johnson+Ortiz, LP is a limited partnership controlled by Theodore R. Aronson. INTECH Investment Management LLC is majority-owned by Berger Financial Group LLC, which is an indirect subsidiary of Janus Capital Management LLC.  Janus Capital Management LLC is wholly-owned by Janus Capital Group Inc., a publicly traded company. Jacobs Levy Equity Management Inc. is owned and controlled by Bruce Jacobs and Kenneth Levy. Numeric Investors LLC is a wholly-owned subsidiary of Numeric Midco LLC. Numeric Midco LLC is a wholly-owned subsidiary of Numeric Holdings LLC. No individual owns more than 25% of the equity securities of Numeric Holdings LLC. PanAgora Asset Management Inc. (“PanAgora”) is an indirect subsidiary of Putnam Investments Trust. This holding company and its subsidiaries, including PanAgora, are indirect subsidiaries of Great-West Lifeco, Inc. (“Great-West Life”), a public company. Great-West Life is controlled by Power Financial Corporation, a public company. Russell U.S. Growth Fund Columbus Circle Investors is 70% owned by Principal Global Investors, LLC. Principal Global Investors, LLC is 100% owned by Principal Life Insurance Company, which is 100% owned by Principal Financial Services, Inc., which in turn is 100% owned by Principal Financial Group, a publicly traded company. Cornerstone Capital Management, Inc. is owned by Andrew S. Wyatt, Thomas G. Kamp and David R. Frauenshuh. Suffolk Capital Management LLC is a wholly–owned subsidiary of Ohio National Financial Services, Inc. Ohio National Financial Services, Inc. is wholly–owned by Ohio National Mutual Holdings, Inc. which, in turn, is wholly–owned by the policyholders of The Ohio National Life Insurance Company. Sustainable Growth Advisers, LP is a limited partnership with no one individual controlling more than 25%. Its general partner is SGIA, LLC, which is equally owned by its three principals.
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Russell U.S. Value Fund DePrince, Race & Zollo, Inc. is controlled by the following: Gregory M. DePrince, John D. Race and Victor A. Zollo, each owning 30% of the firm. Numeric Investors LLC is a wholly-owned subsidiary of Numeric Midco LLC. Numeric Midco LLC is a wholly-owned subsidiary of Numeric Holdings LLC. No individual owns more than 25% of the equity securities of Numeric Holdings LLC. Snow Capital Management, L.P. is a limited partnership which is controlled by Richard Snow. Systematic Financial Management, L.P. is owned 55% by Affiliated Managers Group, Inc., which is a publicly traded corporation. The remaining 45% is employee owned. Russell U.S. Large cap equity Fund Ceredex Value Advisors LLC is 100% owned by Ridge Worth Capital Management, Inc. Ridge Worth Capital Management, Inc. is a majority-owned subsidiary of SunTrust Banks, Inc. SunTrust Banks, Inc. is a publically-traded company. Columbus Circle Investors is 70% owned by Principal Global Investors, LLC. Principal Global Investors, LLC is 100% owned by Principal Life Insurance Company, which is 100% owned by Principal Financial Services, Inc., which in turn is 100% owned by Principal Financial Group, a publicly traded company. Institutional Capital LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which is a wholly-owned subsidiary of New York Life Insurance Company, which, in turn, is wholly-owned by the policyholders of New York Life Insurance Company. Jacobs Levy Equity Management Inc. is owned and controlled by Bruce Jacobs and Kenneth Levy. Sustainable Growth Advisers, LP is a limited partnership with no one individual controlling more than 25%. Its general partner is SGIA, LLC, which is equally owned by its three principals. Russell U.S. mid cap equity Fund Arbor Capital Management, LLC is employee owned and is controlled by Rick Leggott. Ceredex Value Advisors LLC is 100% owned by Ridge Worth Capital Management, Inc. Ridge Worth Capital Management, Inc. is a majority-owned subsidiary of SunTrust Banks, Inc. SunTrust Banks, Inc. is a publically-traded company. Jacobs Levy Equity Management Inc. is owned and controlled by Bruce Jacobs and Kenneth Levy. Russell U.S. Small Cap equity Fund Chartwell Investment Partners is controlled primarily by its employees with no one individual controlling more than 10%. ClariVest Asset Management LLC is a U.S. limited liability company which is indirectly controlled by Stacey Nutt, Jeffrey D. Lovell and James E. Minnick through their ownership of 25% or more of the voting shares of various limited liability companies and partnerships within the corporate structure of ClariVest. DePrince, Race & Zollo, Inc. is controlled by the following: Gregory M. DePrince, John D. Race and Victor A. Zollo, each owning 30% of the firm. EAM Investors, LLC is owned by its employees/members, who own 51% of its voting securities, and CR Financial Holdings, Inc., which owns 49% of its voting securities. Byron Roth owns 81% of CR Financial Holdings, Inc. Falcon Point Capital, LLC is 100% employee owned and is controlled by James Bitzer and Michael Mahoney. Huber Capital Management LLC is owned and controlled by Joe Huber. Jacobs Levy Equity Management Inc. is owned and controlled by Bruce Jacobs and Kenneth Levy. Next Century Growth Investors LLC (“Next Century”) is a U.S. Limited Liability Company 20% owned by Strong Capital Management and 80% employee owned. Next Century’s controlling shareholder is Thomas L. Press. PENN Capital Management Company, Inc. is 100% employee owned. PENN’s controlling shareholders are Richard Hocker and Marcia Hocker. Ranger Investment Management, L.P. is a limited partnership with no individual controlling more than 25%.
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Signia Capital Management, LLC is a limited liability company with no individual controlling more than 25%. Russell International Developed Markets Fund AQR Capital Management, LLC is majority owned and controlled by its principals Clifford S. Asness, Ph.D., John M. Liew, Ph.D., David Kabiller, CFA, Robert Krail, Brian K. Hurst, Jacques A. Friedman, Ronen Israel, Lars Nielsen and Oktay Kurbanov. Axiom International Investors LLC (“Axiom”) is 100% employee owned. Axiom’s controlling shareholder is Andrew Jacobson. del Rey Global Investors, LLC is owned 66% by Paul Hechmer, 25% by Northern Lights Capital Partners, LLC, a private equity fund with thirty passive investors, and 9% by Gerald Wheeler. Driehaus Capital Management LLC is controlled by Richard H. Driehaus through his ownership of 25% or more of the voting shares of the entities within Driehaus’ corporate structure. MFS Institutional Advisors Inc. is a wholly-owned subsidiary of Massachusetts Financial Services Company and is an indirect subsidiary of Sun Life Financial Inc., a publicly traded company. Mondrian Investment Partners Limited is controlled by senior members of management. Pzena Investment Management LLC has as its sole managing member Pzena Investment Management, Inc., a publicly traded company. William Blair & Company, L.L.C. is 100% employee owned with no one individual controlling more than 25%. Russell Global Equity Fund GLG Inc. is an indirect, wholly-owned subsidiary of Man Group plc, a corporation listed on the London Stock Exchange. Harris Associates LP is controlled by Natixis Global Asset Management, a publicly traded company on the Euronext exchange in Paris, France, which owns 99.67% of Harris Associates, L.P. MFS Institutional Advisors Inc. is a wholly-owned subsidiary of Massachusetts Financial Services Company and is an indirect subsidiary of Sun Life Financial Inc., a publicly traded company. Polaris Capital Management, LLC is 99% employee owned and is controlled by its president, Bernard R. Horn, through his ownership of greater than 50% of its voting securities, with no other individual owning more than 25% of its voting securities. Sanders Capital, LLC is a private firm, 100% owned by current employees. Lew Sanders is the controlling shareholder. No other individual owns more than 25%. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is a direct wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. Russell Emerging Markets Fund AllianceBernstein L.P. is a limited partnership the majority ownership interests in which are held by its affiliates. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of AXA Financial, Inc., a publicly traded financial services organization, is the general partner of both AllianceBernstein L.P. and AllianceBernstein Holding L.P. On a combined basis as of March 31, 2012, AXA Financial, Inc. has a 63% economic interest in AllianceBernstein’s business. The remaining economic interest is held by AllianceBernstein Holding L.P. (27%) and AllianceBernstein Directors, Officers and employees (10%). Arrowstreet Capital, Limited Partnership is controlled primarily by its employees with no one individual controlling more than 25%. Delaware Management Company, a series of Delaware Management Business Trust, is an indirect subsidiary of Macquarie Group Limited, which is traded on the Australian stock exchange. Genesis Asset Managers, LLP is 60% owned through subsidiary holding companies, by Affiliated Managers Group, Inc., a publicly traded corporation. A group of Genesis’ managers owns the remaining 40% of Genesis Asset Managers, LLP with no individual manager beneficially owning greater than 10%.
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Harding Loevner LP is a limited partnership, of which approximately 60% is owned indirectly by Affiliated Managers Group, Inc. (NYSE: AMG). The remaining approximately 40% interest is held by management and employees of Harding Loevner, with no individual controlling more than 25%. Principal Global Investors LLC is a wholly-owned subsidiary of the Principal Financial Group® . The Principal Financial Group® is a publicly-traded company. UBS Global Asset Management (Americas) Inc. is a wholly-owned subsidiary of UBS, AG, a publicly traded company. Victoria 1522 Investments LP is a limited partnership and is 5% owned by Victoria Emerging Markets, LLC, 60% by The Josephine S. Jimenez Trust and 35% by BPI Capital Corporation. BPI is a wholly-owned subsidiary of the Bank of the Philippine Islands. The Josephine S. Jimenez Trust is a revocable living trust established by Ms. Jimenez. The Bank of the Philippine Islands is 100% owned by Ayala Corporation, a publicly traded company. Russell Tax–Managed U.S. Large Cap Fund Armstrong Shaw Associates Inc. is employee-owned and is controlled by Jeffrey Shaw. J.P. Morgan Investment Management Inc. is a wholly owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company. NWQ Investment Management Company, LLC is controlled by Nuveen Investments, Inc. (“Nuveen”). Nuveen is a direct subsidiary of Windy City Investments, Inc., which is wholly owned by Windy City Investments Holdings, L.L.C., a holding company formed by equity investors controlled by Madison Dearborn Partners, LLC, a private equity firm. Sands Capital Management, LLC is controlled 70% by Frank M. Sands, Sr. and Marjorie Sands and 30% by Frank M. Sands, Jr. Sustainable Growth Advisers, LP is a limited partnership with no one individual controlling more than 25%. Its general partner is SGIA, LLC, which is equally owned by its three principals. Russell Tax–Managed U.S. Mid & Small Cap Fund Chartwell Investment Partners is controlled primarily by its employees with no one individual controlling more than 10%. Netols Asset Management Inc. is controlled by its majority shareholder, Jeffrey Netols. Parametric Portfolio Associates LLC is 80% controlled by Eaton Vance Acquisition Business Trust which is an indirect, wholly-owned subsidiary of Eaton Vance Inc., a publicly traded company. Summit Creek Advisors, LLC is 50% owned by Joseph J. Docter and 50% owned by Adam N. Benson. Turner Investment Partners, Inc. is a corporation controlled by Robert E. Turner. RUSSELL GLOBAL OPPORTUNISTIC CREDIT FUND DDJ Capital Management, LLC (“DDJ”) is a Massachusetts limited liability company.  DDJ is 100% privately owned by its founders and key employees.  David J. Breazzano, the firm’s President, Chief Investment Officer and co-founder, is the sole managing member, and accordingly has voting control with respect to the firm.  No other individual has an ownership interest in excess of 25%. Lazard Asset Management LLC is a wholly-owned subsidiary of Lazard Freres & Co, LLC. Lazard Freres & Co., LLC is a limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Lazard Group LLC is controlled by Lazard Ltd., which is a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange. Oaktree Capital Management, L.P. is controlled by Oaktree Capital Group, LLC (“OCG”), a holding company controlled by Oaktree’s Principals. Roughly three-quarters of Oaktree’s equity is owned by Oaktree’s Principals and more than 150 senior employees. Oaktree’s remaining equity is owned by a small group of long-standing institutional clients and other institutional investors. OCG’s equity trades freely among institutional investors on the GSTrUE OTC market. Stone Harbor Investment Partners LP is a Delaware Limited Partnership and is 100% employee owned. SHIP Capital Partners LP owns more than 25% of Stone Harbor Investment Partners LP.  No one person owns 25% of SHIP Capital Partners LP.
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Russell Strategic Bond Fund Brookfield Investment Management Inc. (formerly, Hyperion Brookfield Asset Management, Inc.) is wholly-owned by Brookfield Asset Management, Inc., a publicly traded Canadian corporation. Colchester Global Investors Limited (“Colchester”) is 51% employee owned. The remaining 49% is owned by Silchester Partners Limited, a private firm (“Silchester”). Ian Sims owns 25% of Colchester’s voting securities. No other individual owns more than 25% of Colchester’s voting securities. Silchester is controlled by Stephen Butt, with no other individuals owning more than 25% of Silchester’s voting securities. Logan Circle Partners, L.P. is a wholly-owned subsidiary of Fortress Investment Group LLC, a publicly traded company. Macro Currency Group is an investment group within Principal Global Investors LLC. Principal Global Investors, LLC is a wholly-owned subsidiary of the Principal Financial Group® (The Principal® ). The Principal® is a publicly-traded company. Principal Global Investors is the asset management arm of The Principal ® , which includes various member companies including Principal Global Investors, LLC, Principal Global Investors (Europe) Limited, and others. The Macro Currency Group is the specialist currency investment group within Principal Global Investors. Where used in this SAI, Macro Currency Group means Principal Global Investors, LLC. Metropolitan West Asset Management LLC is a wholly-owned subsidiary of The TCW Group, Inc. (“TCW”). TCW is a subsidiary of Société Générale Asset Management, S.A. (“SGAM”), a French corporation. SGAM is a wholly-owned subsidiary of Société Générale SA, a French publicly traded corporation. Pacific Investment Management Company LLC (“PIMCO”), a Delaware limited liability company, is a majority owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”). Allianz SE (“Allianz SE”) is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. Wellington Management Company is an employee-owned Massachusetts limited liability partnership with no one individual controlling more than 5% of the firm. Russell Investment Grade Bond Fund Logan Circle Partners, L.P. is a wholly-owned subsidiary of Fortress Investment Group LLC, a publicly traded company. Macro Currency Group is an investment group within Principal Global Investors LLC. Principal Global Investors, LLC is a wholly-owned subsidiary of the Principal Financial Group® (The Principal® ). The Principal® is a publicly-traded company. Principal Global Investors is the asset management arm of The Principal ® , which includes various member companies including Principal Global Investors, LLC, Principal Global Investors (Europe) Limited, and others. The Macro Currency Group is the specialist currency investment group within Principal Global Investors. Where used in this SAI, Macro Currency Group means Principal Global Investors, LLC. Metropolitan West Asset Management LLC is a wholly-owned subsidiary of The TCW Group, Inc. (“TCW”). TCW is a subsidiary of Société Générale Asset Management, S.A. (“SGAM”), a French corporation. SGAM is a wholly-owned subsidiary of Société Générale SA, a French publicly traded corporation. Neuberger Berman Fixed Income LLC is an indirect, wholly-owned subsidiary of Neuberger Berman Group LLC (“NBG”). NBG’s common equity is ultimately owned 51% by a group consisting of portfolio managers, members of the senior management team and other senior professionals of NBG (with no individual owning more than 5% of NBG ) while 49% of NBG’s common equity is owned by Lehman Brothers Holdings, Inc., a debtor-in-possession under chapter 11 of the U.S. Bankruptcy Code, and/or its affiliates. Pacific Investment Management Company LLC (“PIMCO”), a Delaware limited liability company, is a majority owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”). Allianz SE (“Allianz SE”) is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. Russell Short Duration Bond Fund Logan Circle Partners, L.P. is a wholly-owned subsidiary of Fortress Investment Group LLC, a publicly traded company. Pacific Investment Management Company LLC (“PIMCO”), a Delaware limited liability company, is a majority owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”). Allianz SE (“Allianz SE”) is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company.
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Wellington Management Company is an employee-owned Massachusetts limited liability partnership with no one individual controlling more than 5% of the firm. Russell Tax Exempt Bond Fund AllianceBernstein L.P. is a limited partnership the majority ownership interests in which are held by its affiliates. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of AXA Financial, Inc., a publicly traded financial services organization, is the general partner of both AllianceBernstein L.P. and AllianceBernstein Holding L.P. On a combined basis as of March 31, 2012, AXA Financial, Inc. has a 63% economic interest in AllianceBernstein’s business. The remaining economic interest is held by AllianceBernstein Holding L.P. (27%) and AllianceBernstein Directors, Officers and employees (10%). Standish Mellon Asset Management Company LLC is a wholly-owned subsidiary of The Bank of New York Mellon Corporation, a publicly traded organization. Russell commodity strategies Fund CoreCommodity Management, LLC (formerly, Jefferies Asset Management, LLC) is a wholly–owned subsidiary of Jefferies Group, Inc., a publicly traded company. Credit Suisse Asset Management, LLC is a wholly-owned subsidiary of CSAM Americas Holding Corp. which is a wholly-owned subsidiary of Credit Suisse Holdings (USA), Inc., which in turn is controlled by Credit Suisse Group AG, a publicly traded company, and Credit Suisse AG, a Switzerland corporation. Goldman Sachs Asset Management, L.P. is a wholly-owned direct and indirect subsidiary of the Goldman Sachs Group, Inc., a publicly traded company. Russell global infrastructure Fund Cohen & Steers Capital Management, Inc. is a wholly-owned subsidiary of Cohen & Steers, Inc., a publicly traded company. Martin Cohen and Robert H. Steers each own approximately 27.9% of Cohen & Steers, Inc. The remaining 44.2% of Cohen & Steers, Inc. is owned by the public. Macquarie Capital Investment Management LLC, is an indirect wholly-owned subsidiary of Macquarie Group Limited, a publicly traded company on the Australian Stock Exchange. Investments in the Fund are not deposits with or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (“MBL”) nor any Macquarie Group company and are subject to investment risk, including loss of income and principal invested and possible delays in payment of redemption proceeds. Neither MBL nor any other member company of the Macquarie Group guarantees the performance of the Fund or the repayment of principal from the Fund or any particular rate of return. Nuveen Asset Management, LLC (formerly FAF Advisors, Inc.) is a direct subsidiary of Nuveen Fund Advisors, Inc., which is a subsidiary of Nuveen Investments, Inc. (“Nuveen”).  Nuveen is a direct subsidiary of Windy City Investments, Inc., which is wholly owned by Windy City Investments Holdings, L.L.C., a holding company formed by equity investors controlled by Madison Dearborn Partners, LLC, a private equity firm.  Russell global Real Estate Securities Fund AEW Capital Management LP is a limited partnership owned by Natixis Global Asset Management, L.P. (“Natixis US”).  Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn principally owned by Natixis, a French investment banking and financial services firm.  Natixis is principally owned by BPCE, France’s second largest banking group.  BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.  An affiliate of the French Government is an investor in non-voting securities of BPCE and has limited, non-controlling representation on the supervisory board of BPCE as well as the right to convert certain shares into common equity of BPCE at a future time.  Cohen & Steers Capital Management, Inc. is a wholly-owned subsidiary of Cohen & Steers, Inc., a publicly traded company. Martin Cohen and Robert H. Steers each own approximately 27.9% of Cohen & Steers, Inc. The remaining 44.2% of Cohen & Steers, Inc. is owned by the public.
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INVESCO Advisers, Inc. which acts as a money manager to the Fund through its INVESCO Real Estate Division (“INVESCO”) is an indirect, wholly-owned subsidiary of AMVESCAP, PLC, a publicly traded corporation. Other entities in the corporate chain of control of which INVESCO is a direct or indirect wholly-owned subsidiary include AVZ, Inc., AMVESCAP Group Services, Inc. and INVESCO North American Holdings, Inc.
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credit Rating definitions MOODY’S INVESTORS SERVICE, INC. (MOODY’S): Long-Term Obligation Ratings Aaa –– Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk. Aa –– Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. A –– Obligations rated A are considered upper- medium grade- and are subject to low credit risk. Baa –– Obligations rated Baa are subject to moderate credit risk. They are considered medium–grade and as such may possess certain speculative characteristics. Ba –– Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. B –– Obligations rated B are considered speculative and are subject to high credit risk. Caa –– Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk. Ca –– Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. C –– Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest. Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. STANDARD & POOR’S RATINGS GROUP (“S&P”): Long-Term Issue Credit Ratings AAA –– An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong. AA –– An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. A –– An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong. BBB –– An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. BB, B, CCC, CC, C –– Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. BB –– An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. B –– An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. CCC –– An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. CC –– An obligation rated CC is currently highly vulnerable to nonpayment.
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C –– A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par. D –– An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par. Plus (+) or minus (-) The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. NR –– This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy. FITCH INVESTORS SERVICE, INC. (“FITCH”): Long-Term Ratings Scales AAA –– Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. AA –– Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. A –– High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings. BBB –– Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity. BB –– Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments. B –– Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment. CCC –– Substantial credit risk. Default is a real possibility. CC –– Very high levels of credit risk. Default of some kind appears probable. C –– Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:
  the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
  the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
  Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.
RD –– Restricted default
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‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:
  the selective payment default on a specific class or currency of debt;
  the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
  the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; and
  execution of a coercive debt exchange on one or more material financial obligations.
D –– Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange. “Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future. In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice. Note to Long-Term Ratings: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’. SECTOR SPECIFIC CREDIT RATING SERVICES U.S. Municipal Short-Term Debt and Demand Obligation Ratings MOODY’S: Short-Term Obligation Ratings There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels  —  MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation. MIG-1 –– This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. MIG-2 –– This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group. MIG-3 –– This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. SG –– This designation denotes speculative credit quality. Debt instruments in this category may lack margins of protection. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. VMIG rating expirations are a function of each issue’s specific structural or credit features.
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VMIG 1 –– This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand. VMIG 2 –– This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand. VMIG 3 –– This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand. SG –– This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand. S&P: A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:
  Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
  Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows: SP-1 –– Strong capacity to pay principal and interest. An issue determined to possess very strong capacity to pay debt service is given a plus (+) designation. SP-2 –– Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. SP-3 –– Speculative capacity to pay principal and interest. SHORT-TERM RATINGS MOODY’S: Prime-1 –– Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations. Prime-2 –– Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations. Prime-3 –– Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations. NP –– Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories. S&P: A-1 ––  A short-term obligation rated “A–1” is the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong. A-2 –– A short-term obligation rated “A–2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory. A-3 –– A short-term obligation rated “A–3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. B –– A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
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B-1 –– A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors. B-2 –– A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors. B-3 –– A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors. C –– A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. D –– A short-term obligation rated “D” is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. N.R.  –– An issuer designated N.R. is not rated. FITCH: Short Term Ratings F1 –– Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature. F2 –– Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments. F3 –– Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate. B –– Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions. C –– High short-term default risk. Default is a real possibility. RD –– Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only. D –– Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.
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Financial Statements The 2011 annual financial statements of the Funds, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the Funds’ Annual Reports to Shareholders. Copies of these Annual Reports accompany this SAI and are incorporated herein by reference. Because the Russell U.S. Large Cap Equity and Russell U.S. Mid Cap Equity Funds commenced operations on February 7, 2012, financial information relating to each Fund is not available in the Funds’ Annual Report to Shareholders dated October 31, 2011.
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Appendix At January 31, 2012, the following shareholders owned 5% or more of any Class of certain Fund Shares: Russell Commodity Strategies Fund Class C Shares - NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003. 7% RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 21% Russell Commodity Strategies Fund Class S Shares - NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003. 9% Russell Commodity Strategies Fund Class Y Shares – BALANCED STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800 7% EQUITY GROWTH STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 14% GROWTH STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800. 31% BALANCED STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 33% Russell Commodity Strategies Fund Class A Shares - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 10% Russell Commodity Strategies Fund Class E Shares – PANHANDLE STATE BNK & ITS DVNS INTERMOUNTAIN COMM BNK & MAGIC VALLEY BNK PO BOX 3822 COEUR D ALENE ID 83816-2530, 7% Russell Emerging Markets Fund Class E Shares – CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151. 22% NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 7% Russell Emerging Markets Fund Class S Shares – CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 6% NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 20% Russell Emerging Markets Fund Class Y Shares – EQUITY GROWTH STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 17% GROWTH STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 28% BALANCED STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 35% MODERATE STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 7% Russell Emerging Markets Fund Class C Shares – RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 29% Russell Emerging Markets Fund Class A Shares – RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 12%
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Russell Global Equity Fund Class S Shares – NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 15% RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6% Russell Global Equity Fund Class Y Shares - GROWTH STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 30% MODERATE STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 7% EQUITY GROWTH STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 13% BALANCED STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 34% Russell Global Equity Fund Class C Shares - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 55% Russell Global Equity Fund Class E Shares - PANHANDLE STATE BNK & ITS DVNS INTERMOUNTAIN COMM BNK & MAGIC VALLEY BNK PO BOX 3822 COEUR D ALENE ID 83816-2530, 5% Russell Global Infrastructure Fund Class S Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 9% NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 19% Russell Global Infrastructure Fund Class Y Shares - GROWTH STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 31% BALANCED STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 37% EQUITY GROWTH STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 14% MODERATE STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 10% Russell Global Infrastructure Fund Class A Shares - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 7% Russell Global Infrastructure Fund Class C Shares - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 46% Russell Global Infrastructure Fund Class E Shares - PANHANDLE STATE BNK & ITS DVNS INTERMOUNTAIN COMM BNK & MAGIC VALLEY BNK PO BOX 3822 COEUR D ALENE ID 83816-2530, 7% Russell Global Opportunistic Credit Fund Class S Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 7% NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS RUSS LENNON 200 LIBERTY STREET NEW YORK NY 10281-1003, 11% RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 5% Russell Global Opportunistic Credit Fund Class C Shares - NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 10%
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RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 44% Russell Global Opportunistic Credit Fund Class Y Shares - EQUITY GROWTH STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 17% MODERATE STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 6% GROWTH STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 31% BALANCED STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 37% Russell Global Opportunistic Credit Fund Class E Shares - PANHANDLE STATE BNK & ITS DVNS INTERMOUNTAIN COMM BNK & MAGIC VALLEY BNK PO BOX 3822 COEUR D ALENE ID 83816-2530, 11% Russell Global Real Estate Securities Fund Class S Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 5% NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 17% Russell Global Real Estate Securities Fund Class E Shares - NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 13% PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 9% PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 9% Russell Global Real Estate Securities Fund Class Y Shares - EQUITY GROWTH STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 16% BALANCED STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 34% GROWTH STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 29% MODERATE STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 9% Russell Global Real Estate Securities Fund Class C Shares - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 18% Russell Global Real Estate Securities Fund Class A Shares - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 8% Russell International Developed Markets Fund Class I Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 9% NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 34% Russell International Developed Markets Fund Class S Shares - NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 10% Russell International Developed Markets Fund Class E Shares - NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 5%
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Russell International Developed Markets Fund Class Y Shares - BALANCED STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 36% MODERATE STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 6% EQUITY GROWTH STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 16% GROWTH STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 29% Russell International Developed Markets Fund Class C Shares - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 26% Russell Investment Grade Bond Fund Class S Shares - NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 9% Russell Investment Grade Bond Fund Class E Shares - NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 11% PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 16% PANHANDLE STATE BNK & ITS DVNS INTERMOUNTAIN COMM BNK & MAGIC VALLEY BNK PO BOX 3822 COEUR D ALENE ID 83816-2530, 9% Russell Investment Grade Bond Fund Class I Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 14% NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 23% WELLS FARGO BANK NA PO BOX 1533 MINNEAPOLIS MN 55480-1533, 6% Russell Investment Grade Bond Fund Class A Shares - PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052, 6% PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052, 8% PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052, 6% PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052, 6% PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052, 11% RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6% Russell Investment Grade Bond Fund Class Y Shares - CONSERVATIVE STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 23% MODERATE STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 36% 2020 STATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 5% RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6% RUSSELL TRUST COMPANY TTEE 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 6% Russell Investment Grade Bond Fund Class C Shares - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 16%
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Russell Money Market Fund Class S Shares - NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 11% Russell Short Duration Bond Fund Class Y Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 23% RUSSELL TRUST COMPANY TTEE1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 10% RUSSELL TRUST COMPANY TTEE1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 9% CONSERVATIVE STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 41% Russell Short Duration Bond Fund Class E Shares - NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 9% PANHANDLE STATE BNK & ITS DVNS INTERMOUNTAIN COMM BNK & MAGIC VALLEY BNK PO BOX 3822 COEUR D ALENE ID 83816-2530, 30% Russell Short Duration Bond Fund Class S Shares - NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 29% Russell Short Duration Bond Fund Class A Shares - PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052, 5% PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052, 11% RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 15% Russell Short Duration Bond Fund Class C Shares - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 23% Russell Strategic Bond Fund Class I Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 8% NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 25% Russell Strategic Bond Fund Class S Shares - NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 8% Russell Strategic Bond Fund Class Y Shares - BALANCED STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 52% CONSERVATIVE STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 10% GROWTH STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 14% MODERATE STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 14% Russell Strategic Bond Fund Class C Shares - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 34% Russell Tax Exempt Bond Fund Class S Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 11%
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NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 27% Russell Tax Exempt Bond Fund Class A Shares - PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052, 14% PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052, 10% MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CTR PLZ 2 FL2 230 EXCHANGE PL JERSEY CITY NJ 07311-0000, 6% Russell Tax Exempt Bond Fund Class C Shares - NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 11% RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 19% Russell Tax-Managed U.S. Large Cap Fund Class S Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 9% NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 30% Russell Tax-Managed U.S. Large Cap Fund Class C Shares - NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 13% RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 13% RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110, 11% Russell Tax-Managed U.S. Large Cap Fund Class A Shares - PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052, 9% PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052, 25% PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052, 10% PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052, 6% PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052, 7% Russell Tax-Managed U.S. Mid & Small Cap Fund Class A Shares - RUSSELL INVESTMENT MANAGEMENT CO ATTN MARK SWANSON 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 12% DEBORA M LAY TRUSTEE DM LAY REVOCABLE TRUST U/A DATED 12/23/2010 432 N MOSLEY SAINT LOUIS MO 63141-7631, 8% PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052, 9% PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052, 15% Russell Tax-Managed U.S. Mid & Small Cap Fund Class S Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 9% NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 29% Russell Tax-Managed U.S. Mid & Small Cap Fund Class E Shares - NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 9% Russell Tax-Managed U.S. Mid & Small Cap Fund Class C Shares - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 23%
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Russell U.S. Core Equity Fund Class S Shares - NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 8% Russell U.S. Core Equity Fund Class E Shares - NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 5% PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 8% Russell U.S. Core Equity Fund Class I Shares - NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 20% Russell U.S. Core Equity Fund Class Y Shares - EQUITY GROWTH STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 15% GROWTH STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 27% BALANCED STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 35% Russell U.S. Core Equity Fund Class C Shares - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 20% Russell U.S. Growth Fund Class I Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 10% NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 14% Russell U.S. Growth Fund Class E Shares - NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 43% Russell U.S. Growth Fund Class S Shares - NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 14% RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 5% Russell U.S. Growth Fund Class C Shares - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 16% Russell U.S. Quantitative Equity Fund Class I Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 10% NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 39% Russell U.S. Quantitative Equity Fund Class S Shares - NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 11% Russell U.S. Quantitative Equity Fund Class E Shares - NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 13% Russell U.S. Quantitative Equity Fund Class Y Shares - EQUITY GROWTH STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 15%
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BALANCED STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 34% GROWTH STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 26% MODERATE STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 6% Russell U.S. Quantitative Equity Fund Class A Shares - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 5% Russell U.S. Quantitative Equity Fund Class C Shares - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 23% Russell U.S. Small Cap Equity Fund Class I Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 8% NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 41% Russell U.S. Small Cap Equity Fund Class S Shares - NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 12% Russell U.S. Small Cap Equity Fund Class E Shares - NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 14% PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 8% Russell U.S. Small Cap Equity Fund Class Y Shares - EQUITY GROWTH STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 17% GROWTH STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 33% BALANCED STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 35% Russell U.S. Small Cap Equity Fund Class A Shares - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 7% Russell U.S. Small Cap Equity Fund Class C Shares - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 19% Russell U.S. Value Fund Class S Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 6% NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 9% Russell U.S. Value Fund Class I Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 11% NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 16% Russell U.S. Value Fund Class C Shares - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 10% Russell U.S. Value Fund Class E Shares - PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 10%
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PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 5% NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 62% At January 17, 2012, no shareholders owned 5% or more of any class of the Russell U.S. Large Cap Equity or the Russell U.S. Mid Cap Equity Funds’ Class A, C or S Shares. At January 31, 2012, the following shareholders could be deemed to “control” the following Funds because such shareholder owns more than 25% of the voting Shares of the indicated Fund. A shareholder who “controls” a Fund has the ability to exert a greater influence over the outcome of any proposals on which it is entitled to vote concerning the Fund than do non-controlling shareholders. Russell Emerging Markets Fund - NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 43% Russell Global Equity Fund - NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 30% Russell Global Infrastructure Fund - NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 37% Russell Global Real Estate Securities Fund - NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 39% Russell International Developed Markets Fund - NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 36% Russell Investment Grade Bond Fund - NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 33% Russell Money Market Fund - NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 28% Russell Short Duration Bond Fund - NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 51% Russell Strategic Bond Fund - NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 28% Russell Tax Exempt Bond Fund - NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 58% Russell Tax-Managed U.S. Large Cap Fund - NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 64% Russell Tax-Managed U.S. Mid & Small Cap Fund - NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 64% Russell U.S. Core Equity Fund - NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 30%
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Russell U.S. Growth Fund - NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 45% Russell U.S. Quantitative Equity Fund - NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 35% Russell U.S. Small Cap Equity Fund - NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 38% Russell U.S. Value Fund - NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 38% At January 17, 2012, no shareholders could be deemed to “control” the Russell U.S. Large Cap Equity or Russell U.S. Mid Cap Equity Funds due to owning more that 25% of the voting Shares of any Fund. The Trustees and officers of RIC, as a group, own less than 1% of any Class of any Fund.
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RUSSELL INVESTMENT COMPANY
1301 Second Avenue, 18th Floor
Seattle, Washington 98101 Telephone 1-800-787-7354 STATEMENT OF ADDITIONAL INFORMATION Funds of Funds February 29, 2012, As Supplemented Through June 12, 2012 Russell Investment Company (“RIC”) is a single legal entity organized as a Massachusetts business trust. RIC operates investment portfolios referred to as “Funds.” RIC offers Shares of beneficial interest in the Funds in multiple separate Prospectuses. This Statement of Additional Information (“SAI”) is not a Prospectus; this SAI should be read in conjunction with the Funds of Funds’ Prospectuses, dated February 29, 2012 and any supplements thereto, which may be obtained without charge by telephoning or writing RIC at the number or address shown above. You should retain this SAI for future reference. Capitalized terms not otherwise defined in this SAI shall have the meanings assigned to them in the Prospectuses. This SAI incorporates by reference the Funds of Funds’ Annual Reports to Shareholders for the year ended October 31, 2011. Copies of the Funds of Funds’ Annual Reports accompany this SAI. This SAI also incorporates by reference the Underlying Funds’ Annual Reports to Shareholders for the year ended October 31, 2011. Copies of the Underlying Funds’ Annual Reports are available free of charge by calling Russell Investment Services at the above number. As of the date of this SAI, RIC is comprised of 41 Funds. This SAI relates to 15 of these Funds. Each of the Funds presently offers interests in different classes of Shares as described in the table below. Unless otherwise indicated, this SAI relates to all classes of Shares of the Funds.
Fund	Class A	Class C	Class E	Class R1	Class R2	Class R3	Class S
Conservative Strategy	RCLAX	RCLCX	RCLEX	RCLRX	RCLTX	RCLDX	RCLSX
Moderate Strategy	RMLAX	RMLCX	RMLEX	RMLRX	RMLTX	RMLDX	RMLSX
Balanced Strategy	RBLAX	RBLCX	RBLEX	RBLRX	RBLTX	RBLDX	RBLSX
Growth Strategy	RALAX	RALCX	RALEX	RALRX	RALTX	RALDX	RALSX
Equity Growth Strategy	REAAX	RELCX	RELEX	RELRX	RELTX	RELDX	RELSX
2015 Strategy Fund	—	—	—	RKLRX	RKLTX	RKLDX	—
2020 Strategy Fund	RLLAX[1]	—	RLLEX	RLLRX	RLLTX	RLLDX	RLLSX
2025 Strategy Fund	—	—	—	RPLRX	RPLTX	RPLDX	—
2030 Strategy Fund	RRLAX[1]	—	RRLEX	RRLRX	RRLTX	RRLDX	RRLSX
2035 Strategy Fund	—	—	—	RVLRX	RVLTX	RVLDX	—
2040 Strategy Fund	RXLAX[1]	—	RXLEX	RXLRX	RXLTX	RXLDX	RXLSX
2045 Strategy Fund	—	—	—	RWLRX	RWLTX	RWLDX	—
2050 Strategy Fund	—	—	—	RYLRX	RYLTX	RYLYX	—
2055 Strategy Fund	—	—	—	RQLRX	RQLTX	RQLDX	—
In Retirement Fund	RZLAX[1]	—	—	RZLRX	RZLTX	RZLDX	—
[1]	Class A Shares of these Funds are not currently available to new shareholders and may only be purchased by existing shareholders.
The Underlying Funds in which the Funds currently invest commenced operations on the dates indicated below:
FUND	INCEPTION DATE
Russell U.S. Core Equity Fund[1]	October 16, 1981
Russell U.S. Quantitative Equity Fund[2]	June 1, 1987
Russell U.S. Small Cap Equity Fund[3]	December 29, 1981
Russell International Developed Markets Fund[4]	February 1, 1983
Russell Global Equity Fund[5]	February 28, 2007
Russell Emerging Markets Fund[6]	February 1, 1993
Russell Global Opportunistic Credit Fund[7]	October 1, 2010
Russell Strategic Bond Fund[8]	February 1, 1993
Russell Investment Grade Bond Fund[9]	October 16, 1981
Russell Short Duration Bond Fund[10]	November 2, 1981
Russell Commodity Strategies Fund	July 1, 2010

FUND	INCEPTION DATE
Russell Global Infrastructure Fund	October 1, 2010
Russell Global Real Estate Securities Fund[11]	July 31, 1989
[1]	On September 2, 2008, the Equity I Fund was renamed the Russell U.S. Core Equity Fund.
[2]	On September 2, 2008, the Equity Q Fund was renamed the Russell U.S. Quantitative Equity Fund. Effective August 15, 2012, the Russell U.S. Quantitative Equity Fund will change its investment strategy and be renamed the Russell U.S. Defensive Equity Fund.
[3]	On September 2, 2008, the Equity II Fund was renamed the Russell U.S. Small & Mid Cap Fund. On January 1, 2012, the Russell U.S. Small & Mid Cap Fund was renamed the Russell U.S. Small Cap Equity Fund.
[4]	On September 2, 2008, the International Fund was renamed the Russell International Developed Markets Fund.
[5]	On September 2, 2008, the Global Equity Fund was renamed the Russell Global Equity Fund.
[6]	On September 2, 2008, the Emerging Markets Fund was renamed the Russell Emerging Markets Fund.
[7]	On March 1, 2011, the Russell Global Credit Strategies Fund was renamed the Russell Opportunistic Credit Fund.
[8]	On September 2, 2008, the Fixed Income III Fund was renamed the Russell Strategic Bond Fund.
[9]	On September 2, 2008, the Fixed Income I Fund was renamed the Russell Investment Grade Bond Fund.
[10]	On September 2, 2008, the Short Duration Bond Fund was renamed the Russell Short Duration Bond Fund.
[11]	On September 2, 2008, the Real Estate Securities Fund was renamed the Russell Real Estate Securities Fund. On October 1, 2010, the Russell Real Estate Securities Fund was renamed the Russell Global Real Estate Securities Fund.

Structure And Governance ORGANIZATION AND BUSINESS HISTORY. RIC commenced business operations as a Maryland corporation on October 15, 1981. On January 2, 1985, RIC reorganized by changing its domicile and legal status to a Massachusetts business trust. RIC is currently organized and operating under a Second Amended and Restated Master Trust Agreement dated October 1, 2008, as amended (the “Master Trust Agreement”), and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Board of Trustees (“Board” or the “Trustees”) may amend the Master Trust Agreement from time to time; provided, however, that any amendment which would materially and adversely affect shareholders of RIC as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the Shares of RIC or the Fund, respectively. However, the Trustees may, without the affirmative vote of a majority of the outstanding voting shares (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust or Sub-Trust by a vote of a majority of the Trustees or written instrument executed by a majority of their number then in office, terminate, liquidate or reorganize any Sub-Trust or any Class of any such Sub-Trust at any time by written notice to affected Shareholders. RIC is a registered open-end management investment company. Each of the Funds is a diversified investment company. Each of the Underlying Funds in which the Funds invest is a diversified investment company, except the Russell Global Opportunistic Credit, Russell Commodity Strategies and Russell Global Infrastructure Funds. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five percent of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer. RIC is authorized to issue Shares of beneficial interest, and may divide the Shares into two or more series, each of which evidences a pro rata ownership interest in a different investment portfolio — a “Fund.” Each Fund is deemed to be a separate trust under Massachusetts law. The Trustees may, without seeking shareholder approval, create additional Funds at any time. The Master Trust Agreement provides that shareholders may be required to redeem their Shares at any time (1) if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of RIC or of any Fund or (2) upon such other conditions as may from time to time be determined by the Trustees and set forth in the prospectuses with respect to the maintenance of shareholder accounts of a minimum amount. However, shareholders can only be required to redeem their Shares only to the extent consistent with the 1940 Act, the rules thereunder and Securities and Exchange Commission interpretations thereof. RIC Funds are authorized to issue Shares of beneficial interest in one or more classes. Shares of each class of a Fund have a par value of $0.01 per share, are fully paid and nonassessable, and have no preemptive or conversion rights. Shares of each class of a Fund represent proportionate interests in the assets of that Fund and have the same voting and other rights and preferences as the Shares of other classes of the Fund. Shares of each class of a Fund are entitled to the dividends and distributions earned on the assets belonging to the Fund that the Board declares. Each class of Shares is designed to meet different investor needs. Class A Shares are subject to (1) an initial sales charge and (2) a Rule 12b-1 fee of up to 0.75% (presently limited to 0.25%). The Class C, Class E, Class R2 and Class R3 Shares are subject to a shareholder services fee of up to 0.25%. In addition, the Class R3 Shares are subject to a Rule 12b-1 fee of up to 0.75% (presently limited to 0.25%) and the Class C Shares are subject to a 0.75% Rule 12b-1 fee. The Class S and Class R1 Shares are not subject to either a Rule 12b-1 fee or a shareholder services fee. Unless otherwise indicated, “Shares” in this SAI refers to all classes of Shares of the Funds. Under certain unlikely circumstances, as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation or other undertaking of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that RIC shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund and satisfy any judgment thereon. Thus, the risk of any shareholder incurring financial loss beyond his investment on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations. Currently, pursuant to claims for exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), the Russell Commodity Strategies Fund, certain other Underlying Funds and Russell Investment Management Company (“RIMCo”) are not subject to registration or regulation as commodity pool operators under the CEA. However, the Commodity Futures Trading Commission (“CFTC”) has adopted certain rule amendments that significantly
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affect the availability of these exclusions, and may subject the Russell Commodity Strategies Fund and certain other Underlying Funds, as well as RIMCo, to regulation by the CFTC. The scope of application of these amendments is still uncertain. Prior to the compliance date of the amendments, an Underlying Fund may consider steps, such as investment strategy changes, in order to continue to qualify for exemption from CFTC regulation, or may determine to operate subject to CFTC regulation. If an Underlying Fund operates subject to CFTC regulation, it may incur additional expenses.  Frank Russell Company (“FRC”) has the right to grant (and withdraw) the nonexclusive use of the name “Frank Russell,” “Russell” or any variation. SHAREHOLDER MEETINGS. RIC will not hold annual meetings of shareholders, but special meetings may be held. Special meetings may be convened (i) by the Board, (ii) upon written request to the Board by shareholders holding at least 10% of RIC’s outstanding Shares, or (iii) upon the Board’s failure to honor the shareholders’ request described above, by shareholders holding at least 10% of the outstanding Shares by giving notice of the special meeting to shareholders. The Trustees will provide the assistance required by the 1940 Act in connection with any special meeting called by shareholders following a failure of the Board to honor a shareholder request for a special meeting. Each share of a class of a Fund has one vote in Trustee elections and other matters submitted for shareholder vote. On any matter which affects only a particular Fund or class, only Shares of that Fund or class are entitled to vote. There are no cumulative voting rights. CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility under applicable state law to direct the management of the business of RIC, and hold office unless they retire (or upon reaching the mandatory retirement age of 72), resign or are removed by, in substance, a vote of two-thirds of RIC Shares outstanding. Under these circumstances, no one person, entity or shareholder “controls” RIC. For a list of shareholders owning 5% or more of any Class of any Fund’s Shares or more than 25% of the voting Shares of any Fund please refer to the Appendix at the end of this SAI. TRUSTEES AND OFFICERS. The Board of Trustees is responsible under applicable state law for generally overseeing management of the business and affairs of RIC and does not manage operations on a day-to-day basis. The officers of RIC, all of whom are employed by and are officers of RIMCo, the Funds’ adviser, or its affiliates, are responsible for the day-to-day management and administration of the Funds’ operations. The Board of Trustees carries out its general oversight responsibilities in respect of the Funds’ operations by, among other things, meeting with RIC management at the Board’s regularly scheduled meetings and as otherwise needed and, with the assistance of RIC management, monitoring or evaluating the performance of the Funds’ service providers, including RIMCo, the Funds’ custodian and the Funds’ transfer agent. As part of this oversight process, the Board of Trustees consults not only with management and RIMCo, but with RIC’s independent auditors, Fund counsel and separate counsel to the Independent Trustees. The Board of Trustees monitors Fund performance as well as the quality of services provided to the Funds. As part of its monitoring efforts, the Board of Trustees reviews Fund fees and expenses in light of the nature, scope and overall quality of services provided to the Funds while also seeking to provide for the Funds’ continued access to high quality services in the future. The Board of Trustees is required under the 1940 Act to review and approve the Funds’ contracts with RIMCo and the money managers. Generally, a Trustee may be removed at any time by a vote of two-thirds of RIC Shares. A vacancy in the Board shall be filled by a vote of a majority of the remaining Trustees so long as after filling such vacancy, two-thirds of the Trustees have been elected by shareholders. There is one Trustee Emeritus. Trustees Emeritus do not have the power to vote on matters coming before the Board, or to direct the vote of any Trustee, and generally are not responsible or accountable in any way for the performance of the Board’s responsibilities. The Trustees and officers of certain Funds also serve in similar positions for the Underlying Funds. Thus, if the interests of a Fund and an Underlying Fund were to diverge, it is possible that a conflict of interest could arise. If such a conflict arises, the trustees and officers of the affected Funds, respectively, will take all steps they believe reasonable to manage, and where possible, minimize the potential conflict, including possibly by disclosing the conflict to shareholders. The Board of Trustees is currently comprised of eight Trustees, two of whom are interested Trustees. There are six Independent Trustees on the Board, including Kristianne Blake who serves as the Chair of the Board and has since 2005. The Board of Trustees has established a standing Audit Committee, a standing Nominating and Governance Committee and a standing Investment Committee which assist in performing aspects of its role in oversight of the Funds’ operations and are described in more detail in the following paragraphs. The Board’s role in risk oversight of the Funds reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Funds. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, operational, compliance and valuation risks) that potentially could have
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a material adverse impact on the business operations, investment performance or reputation of the Funds, but relies upon the Funds’ management (including the Funds’ portfolio managers), the Funds’ Chief Compliance Officer (“CCO”), who reports directly to the Board, and the Adviser (including the Adviser’s Chief Risk Officer (“CRO”)) to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. Under the Funds’ multi-manager structure, the Adviser is responsible for oversight, including risk management oversight, of the services provided by the Funds’ money managers, and providing reports to the Board with respect to the money managers. In addition to reports and other information received from Fund management and the Adviser regarding the Funds’ investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with representatives of the Funds’ senior management, including its CCO, to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Funds. The Board receives quarterly reports from the CCO and other representatives of the Funds’ senior management which include information regarding risk issues and receives an annual report from the CRO. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee, the Investment Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Funds’ independent public accounting firm to review, among other things, reports on the Funds’ internal controls for financial reporting. The Board believes it is not possible to identify all risks that may affect the Funds; it is not practical or cost-effective to eliminate or mitigate all risks; and it is necessary for the Funds to bear certain risks (such as investment-related risks) to achieve their investment objectives. The processes or controls developed to address risks may be limited in their effectiveness and some risks may be beyond the reasonable control of the Board, the Funds, the Adviser, the Adviser’s affiliates or other service providers. Because the Chairman of the Board and the Chair of each of the Board’s Audit, Investment and Nominating and Governance Committees are Independent Trustees, the manner in which the Board administers its risk oversight efforts is not expected to have any significant impact on the Board’s leadership structure. The Board has determined that its leadership structure, including its role in risk oversight, is appropriate given the characteristics and circumstances of the Funds, including such factors as the number of Funds, the Funds’ share classes, the Funds’ distribution arrangements and the Funds’ manager of manager structure. In addition, the Board believes that its leadership structure facilitates the independent and orderly exercise of its oversight responsibilities. RIC’s Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee’s current responsibilities. The Audit Committee’s primary functions are: (1) to assist Board oversight of (a) the integrity of the Funds’ financial statements, (b) RIC’s compliance with legal and regulatory requirements that relate to financial reporting, as appropriate, (c) the Independent Registered Public Accounting Firm’s qualifications and independence, and (d) the performance of RIC’s Independent Registered Public Accounting Firm; (2) to oversee the preparation of an Audit Committee report as required by the Securities and Exchange Commission to be included in RIC’s Form N-CSR or any proxy statement, as applicable; (3) to oversee RIC’s accounting and financial reporting policies and practices and its internal controls; and (4) to act as a liaison between RIC’s Independent Registered Public Accounting Firm and the full Board. The Audit Committee reviews both the audit and non-audit work of RIC’s Independent Registered Public Accounting Firm, submits a recommendation to the Board as to the selection of the Independent Registered Public Accounting Firm, and pre-approves (i) all audit and non-audit services to be rendered by the Independent Registered Public Accounting Firm for RIC, (ii) all audit services provided to RIMCo, or any affiliate thereof that provides ongoing services to RIC, relating to the operations and financial reporting of RIC, and (iii) all non-audit services relating to the operations and financial reporting of RIC, provided to RIMCo, or any affiliate thereof that provides ongoing services to RIC, by any auditors with an ongoing relationship with RIC. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the auditor’s responsibility to plan and carry out a proper audit. Currently, the Audit Committee members are Messrs. Jack R. Thompson and Jonathan Fine and Ms. Kristianne Blake, each of whom is an Independent Trustee. For the fiscal year ended October 31, 2011, the Audit Committee held four meetings. RIC’s Board of Trustees has adopted and approved a formal written charter for the Investment Committee, which sets forth the Investment Committee’s current responsibilities. The Investment Committee: (1) shall regularly review and monitor the investment strategies and investment performance of the Funds; (2) shall review the kind, scope, and format of, and the time periods covered by, the investment performance data and related reports provided to the Board; (3) may review the investment performance benchmarks and peer groups used in reports delivered to the Board; (4) may review such matters that are related to the investments, investment strategies and investment performance of the Funds as would be considered by the Board as the Committee may deem to be necessary or appropriate; and (5) may meet with any officer of the Trust, or officer or other representative of RIMCo, any subadviser to a fund or other service provider to the Trust. Currently, the Investment Committee members are Messrs. Thaddas L. Alston, Daniel P. Connealy and Raymond P. Tennison, Jr. and Mses. Julie W. Weston and Sandra Cavanaugh. For the fiscal year ended October 31, 2011, the Investment Committee held four meetings.
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RIC’s Board of Trustees has adopted and approved a formal written charter for the Nominating and Governance Committee, which sets forth the Nominating and Governance Committee’s current responsibilities. The primary functions of the Nominating and Governance Committee are to: (1) nominate and evaluate individuals for Trustee membership on the Board, including individuals who are not interested persons of RIC for independent Trustee membership; (2) supervise an annual assessment by the Trustees taking into account such factors as the Committee may deem appropriate; (3) review the composition of the Board; (4) review Independent Trustee compensation; and (5) make nominations for membership on all Board committees and review the responsibilities of each committee. In identifying and evaluating nominees, the Nominating and Governance Committee considers factors it deems relevant which include: whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Board of Trustees of the Trust; whether or not the person has any relationship that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Funds, Fund service providers or their affiliates; whether or not the person serves on boards of, or is otherwise affiliated with, competing organizations or Funds; and the character and integrity of the person and the contribution which the person can make to the Board. The Nominating and Governance Committee does not have a formal diversity policy but it may consider diversity of professional experience, education and skills when evaluating potential nominees. The Committee will not consider nominees recommended by Shareholders of the Funds. Currently, the Nominating and Governance Committee members are Mr. Raymond P. Tennison, Jr. and Mses. Julie W. Weston and Kristianne Blake, each of whom is an independent Trustee. For the fiscal year ended October 31, 2011, the Nominating and Governance Committee held one meeting. RIC paid $934,926 in the aggregate for the fiscal year ended October 31, 2011 to the Trustees who are not officers or employees of RIMCo or its affiliates. Trustees are paid an annual retainer plus meeting attendance and chairperson fees, both at the Board and Committee levels, in addition to any travel and other expenses incurred in attending Board and Committee meetings. RIC’s officers and employees are paid by RIMCo or its affiliates. Each Trustee was selected to join the Board based upon a variety of factors, including, but not limited to, the Trustee’s background, business and professional experience, qualifications and skills. No factor, by itself, has been controlling in the selection evaluations. The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 41 funds, and Russell Investment Funds (“RIF”), which has 10 funds. Each of the trustees is a trustee of both RIC and RIF. The first table provides information for the interested trustees. The second table provides information for the independent trustees. The third table provides information for the trustees emeritus. The fourth table provides information for the officers. Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Mr. Connealy has had experience with other investment companies and their investment advisers first as a partner in the investment management practice of PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies; Mr. Fine has had financial, business and investment experience as a senior executive of a non-profit organization and previously, as a senior executive of a large regional financial services organization with management responsibility for such activities as investments, asset management and securities brokerage; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies, and has been determined by the Board to be an “audit committee financial expert;” and Ms. Weston has had experience as a tax and corporate lawyer, has served as general counsel of several corporations and has served as a director of another investment company. Ms. Cavanaugh has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies. As a senior officer of the Funds, the Adviser and various affiliates of the Adviser providing services to the Funds, Ms. Cavanaugh is in a position to provide the Board with such parties’ perspectives on the management, operations and distribution of the Funds.
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Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEES
#Sandra Cavanaugh Born May 10, 1954 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• President and Chief Executive Officer since 2010 • Trustee since 2010	• Appointed until successor is duly elected and qualified • Until successor is chosen and qualified by Trustees
• President and CEO RIC and RIF
•Chairman of the Board, President and CEO, Russell Financial Services, Inc.
• Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”)
•Chairman of the Board and President, Russell Insurance Agency, Inc. (“RIA”) (insurance agency)
• May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank
•2007 to January 2009, Senior Vice President, National Sales – Retail Distribution, JPMorgan Chase/Washington Mutual, Inc. (investment company)
			• 1997 to 2007, President – WM Funds Distributor & Shareholder Services/WM Financial Services (investment company)	51	None
##Daniel P. Connealy Born June 6, 1946 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2003	• Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. (investment company) • Chairman of the Audit Committee, RIC and RIF from 2005 to 2011	51	None
#	Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.
##	Mr. Connealy is an officer of a broker-dealer that distributes shares of the Funds and is therefore an Interested Trustee.
5

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Thaddas L. Alston Born April 7, 1945 1301 Second Avenue, 18th Floor Seattle, WA 98101	•Trustee since 2006 • Chairman of the Investment Committee since 2010	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	51	None
Kristianne Blake Born January 22, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	•Trustee since 2000 • Chairman since 2005	• Appointed until successor is duly elected and qualified • Annual	• Director and Chairman of the Audit Committee, Avista Corp. (electric utilities) •Trustee and Chairman of the Operations Committee, Principal Investor Funds and Principal Variable Contracts Funds (investment company) • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services)	51	• Director, Avista Corp (electric utilities); •Trustee, Principal Investor Funds (investment company); • Trustee, Principal Variable Contracts Funds (investment company)
Jonathan Fine Born July 8, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2004	• Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA (charitable organization)	51	None
Raymond P. Tennison, Jr. Born December 21, 1955 1301 Second Avenue, 18th Floor Seattle, WA 98101	•Trustee since 2000 • Chairman of the Nominating and Governance Committee since 2007	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Vice Chairman of the Board, Simpson Investment Company (paper and forest products) • Until November 2010, President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	51	None
Jack R. Thompson Born March 21, 1949 1301 Second Avenue, 18th Floor Seattle, WA 98101	•Trustee since 2005 • Chairman of the Audit Committee, RIC and RIF since 2012	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• September 2003 to September 2009, Independent Board Chair and Chairman of the Audit Committee, Sparx Asia Funds (investment company) • September 2007 to September 2010, Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company)	51	• Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation until September 2010 (health products company) • Director, Sparx Asia Funds until 2009 (investment company)
Julie W. Weston Born October 2, 1943 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2002	• Appointed until successor is duly elected and qualified	• Retired • Chairperson of the Investment Committee until December 2009	51	None
*	Each Trustee is subject to mandatory retirement at age 72.
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Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
TRUSTEE EMERITUS
*George F. Russell, Jr. Born July 3, 1932 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee Emeritus and Chairman Emeritus since 1999	• Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)) and RIMCo •Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	51	None
*	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.
Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers Born December 16, 1966 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Compliance Officer since 2005	Until removed by Independent Trustees
• Chief Compliance Officer, RIC
•Chief Compliance Officer, RIF
• 2005-2011 Chief Compliance Officer, RIMCo
•Chief Compliance Officer, RFSC
• Chief Compliance Officer, Russell Exchange Traded Funds Trust
Sandra Cavanaugh Born May 10, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	President and Chief Executive Officer since 2010	Until successor is chosen and qualified by Trustees
• President and CEO, RIC and RIF
•Chairman of the Board, Co-President and CEO, Russell Financial Services, Inc.
• Chairman of the Board, President and CEO, RFSC
•Director, RIMCo
• Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))
• May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank
• 2007 to January 2009, Senior Vice President, National Sales – Retail Distribution, JPMorgan Chase/Washington Mutual, Inc.
• 1997 to 2007, President – WM Funds Distributor & Shareholder Services/WM Financial Services
Mark E. Swanson Born November 26, 1963 1301 Second Avenue, 18th Floor Seattle, WA 98101	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees
• Treasurer, Chief Accounting Officer and CFO, RIC and RIF
•Treasurer, Chief Accounting Officer and CFO, Russell Exchange Traded Funds Trust
• Director, Funds Administration, RIMCo, RFSC, RTC and Russell Financial Services, Inc.
• Treasurer and Principal Accounting Officer, SSgA Funds
Peter Gunning Born February 22, 1967 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Investment Officer since 2008	Until removed by Trustees	• Chief Investment Officer, RIC and RIF •Director, FRC • Chairman of the Board, President and CEO, RIMCo • 1996 to 2008 Chief Investment Officer, Russell, Asia Pacific
Mary Beth Rhoden Born April 25, 1969 1301 Second Avenue, 18th Floor Seattle, WA 98101	Secretary since 2010	Until successor is chosen and qualified by Trustees
• 1999 to 2010 Assistant Secretary, RIC and RIF
•Associate General Counsel, FRC
• Secretary, RIMCo, RFSC and Russell Financial Services, Inc.
•Secretary and Chief Legal Officer, RIC and RIF
• Secretary and Chief Legal Officer, Russell Exchange Traded Funds Trust
7

Trustee Compensation Table
For The Fiscal Year Ended October 31, 2011
	AGGREGATE COMPENSATION FROM RIC	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF RIC EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM RIC AND RUSSELL FUND COMPLEX PAID TO TRUSTEES
INTERESTED TRUSTEES
Sandra Cavanaugh	$0	$0	$0	$0
Daniel P. Connealy	$123,694	$0	$0	$143,000
INDEPENDENT TRUSTEES
Thaddas L. Alston	$125,119	$0	$0	$144,500
Kristianne Blake	$181,531	$0	$0	$208,500
Jonathan Fine	$111,510	$0	$0	$129,000
Raymond P. Tennison, Jr.	$121,514	$0	$0	$140,000
Jack R. Thompson	$109,960	$0	$0	$127,500
Julie W. Weston	$116,260	$0	$0	$134,000
TRUSTEES EMERITUS
George F. Russell, Jr.	$0	$0	$0	$0
Paul E. Anderson*	$39,260	$0	$0	$41,600
Lee C. Gingrich**	$6,078	$0	$0	$6,933
*	Effective December 31, 2011, Mr. Anderson’s term as Trustee Emeritus expired.
**	Effective December 31, 2010, Mr. Gingrich’s term as Trustee Emeritus expired.
Equity Securities Beneficially Owned By Trustees
For The Calendar Year Ended December 31, 2011
	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN RUSSELL FUND COMPLEX
INTERESTED TRUSTEES
Sandra Cavanaugh	None	None	None
Daniel P. Connealy	None	None	Over $100,000
INDEPENDENT TRUSTEES
Thaddas L. Alston	Balanced Strategy	$10,001-$50,000	Over $100,000
	Conservative Strategy	$50,001-$100,000
Kristianne Blake	Balanced Strategy	$50,001-$100,000	Over $100,000
Jonathan Fine	Equity Growth Strategy	$10,001-$50,000	Over $100,000
Raymond P. Tennison, Jr.	None	None	Over $100,000
Jack R. Thompson	None	None	Over $100,000
Julie W. Weston	Growth Strategy	$10,001-$50,000	Over $100,000
TRUSTEES EMERITUS
George F. Russell, Jr.	None	None	None
Paul E. Anderson*	None	None	None
*	Effective December 31, 2011, Mr. Anderson’s term as Trustee Emeritus expired.
Operation Of RIC SERVICE PROVIDERS. Most of RIC’s necessary day-to-day operations are performed by separate business organizations under contract to RIC. The principal service providers are:
Money Manager Research Services and Trade Placement Agent	Frank Russell Company
Adviser	Russell Investment Management Company
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Administrator and Transfer and Dividend Disbursing Agent	Russell Fund Services Company
Money Managers for the Underlying Funds	Multiple professional discretionary investment management organizations
Custodian and Portfolio Accountant	State Street Bank and Trust Company
Distributor	Russell Financial Services, Inc.
MONEY MANAGER RESEARCH SERVICES AND TRADE PLACEMENT AGENT. FRC, the corporate parent of RIMCo, was responsible for organizing RIC and provides ongoing money manager research and trade placement services to RIC and RIMCo, as described in the Prospectuses. Neither RIMCo nor RIC compensates FRC for its services. FRC is a diversified financial services company that provides a variety of financial services and products to and through unincorporated divisions and wholly owned subsidiaries. As affiliates, FRC and RIMCo may establish certain intercompany cost allocations that reflect the services supplied to RIMCo. George F. Russell, Jr., Trustee Emeritus and Chairman Emeritus of RIC, is the Chairman Emeritus of FRC. RIMCo is a wholly owned subsidiary of FRC. FRC is a subsidiary of Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of the state of Wisconsin. For clients seeking personal financial security or security for their business or estate, Northwestern Mutual, its subsidiaries and affiliates offer life, disability and long-term care insurance, investment products, advisory services and trust services that address client needs for financial protection, wealth accumulation, estate preservation and asset distribution. ADVISER. RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Funds and Underlying Funds, including developing the investment program for each Fund and Underlying Fund. Because RIMCo’s profitability on the Underlying Funds varies from fund to fund, in determining the allocation of each Fund among the Underlying Funds, RIMCo may have a conflict of interest. It is the policy of RIMCo to manage each Fund and Underlying Fund in the best interests of its shareholders. To this end, RIMCo requires that an investment recommendation by a portfolio manager be reviewed and approved by Russell’s Investment Strategy Committee based on the recommendation’s investment merits. RIMCo selects, subject to the approval of the Underlying Funds’ Board, money managers for the Underlying Funds, allocates Underlying Fund assets among money managers, oversees and evaluates their performance results. All assets of the Funds are allocated to Underlying Funds. The Underlying Funds’ money managers select the individual portfolio securities for the assets of the Underlying Funds assigned to them. RIMCo allocates most, currently at least 80%, of each Underlying Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of each Underlying Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to money managers include an Underlying Fund’s liquidity reserves and assets which may be managed directly by RIMCo to modify the Underlying Fund’s portfolio characteristics as a means to manage the Underlying Fund’s risk factor exposures. RIMCO may also manage portions of an Underlying Fund during transitions between money managers. RIMCo, as agent for RIC, pays the money managers’ fees for the Underlying Funds, as a fiduciary for the Underlying Funds, out of the advisory fee paid by the Underlying Funds to RIMCo. The remainder of the advisory fee is retained by RIMCo as compensation for the services described above and to pay expenses. Each of the Target Portfolio Funds pays an advisory fee directly to RIMCo, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds. Effective October 1, 2010, the advisory fee for the Target Date Funds is 0.00%. (See the applicable Prospectus for the Funds’ annual advisory percentage rates.) RIMCo is a wholly-owned subsidiary of FRC, a subsidiary of The Northwestern Mutual Life Insurance Company. RIMCo’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101. ADMINISTRATOR. RFSC, with the assistance of RIMCo and FRC, provides the Funds with office space, equipment and the personnel necessary to operate and administer the Funds’ business and to supervise the provision of services by certain third parties such as the custodian.
9

Each of the Target Portfolio Funds pays an administrative fee directly to RFSC, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds. Services which are administrative in nature are provided by RFSC pursuant to an Administrative Agreement for an annual fee of up to 0.05% of the average daily net asset value of each Fund. Effective October 1, 2010, the administrative fee for the Target Date Funds is 0.00%. The following Funds paid RIMCo the listed advisory fees (gross of reimbursement and/or waivers) for the fiscal years ended October 31, 2011, 2010 and 2009, respectively.
Funds	10/31/11	10/31/10	10/31/09
Conservative Strategy Fund	$1,363,409	$1,211,038	$908,536
Moderate Strategy Fund	2,232,259	2,072,608	1,723,683
Balanced Strategy Fund	8,954,703	8,655,104	7,473,709
Growth Strategy Fund	5,973,047	5,856,874	5,113,360
Equity Growth Strategy Fund	2,695,645	2,714,898	2,411,580
2015 Strategy Fund	---	46,121	10,568
2020 Strategy Fund	---	387,216	263,072
2025 Strategy Fund	---	45,459	9,083
2030 Strategy Fund	---	309,914	205,147
2035 Strategy Fund	---	24,591	5,671
2040 Strategy Fund	---	238,094	150,614
2045 Strategy Fund	---	13,964	4,440
2050 Strategy Fund	---	28,678	13,313
2055 Strategy Fund*	---	N/A	N/A
In Retirement Fund	---	9,323	5,036
*	The 2055 Strategy Fund commenced operations on December 31, 2010.
The following paragraphs list the current waivers for the Funds and those that were in effect during the last three fiscal years. Current Waivers: LifePoints Target Portfolio Funds Until February 28, 2013, RIMCo has contractually agreed to waive up to the full amount of its 0.20% advisory fee and then to reimburse the Funds for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.12% of the average daily net assets of the Funds on an annual basis. Direct fund-level operating expenses do not include transfer agency fees, Rule 12b-1 distribution fees, shareholder services fees, extraordinary expenses or the expenses of other investment companies in which the Funds invest which are borne indirectly by the Funds. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Until February 28, 2013, RFSC has contractually agreed to waive 0.15% of its transfer agency fees for Class R1, R2 and R3 Shares. This waiver may not be terminated during the relevant period except with Board approval. LifePoints Target Date Funds For the 2015 Strategy, 2020 Strategy, 2025 Strategy, 2030 Strategy, 2035 Strategy, 2040 Strategy, 2045 Strategy, 2050 Strategy, 2055 Strategy and In Retirement Funds, RIMCo agreed, effective October 1, 2010, to assume the responsibility of payment for all expenses other than Rule 12b-1 distribution fees, shareholder services fees, extraordinary expenses and the expenses of other investment companies in which the Funds invest which are borne indirectly by the Funds. Past Waivers: For the LifePoints Target Portfolio Funds and the 2020 Strategy, 2030 Strategy and 2040 Strategy Funds, RIMCo waived and/or reimbursed its advisory fees from each of these Funds’ inception through February 28, 2009. LifePoints Target Date Funds For the 2015 Strategy, 2020 Strategy, 2025 Strategy, 2030 Strategy, 2035 Strategy, 2045 Strategy, 2050 Strategy and In Retirement Funds, RIMCo and Russell Fund Services Company (“RFSC”), agreed, until September 30, 2010, to waive and/or reimburse the Funds for all expenses other than Rule 12b-1 distribution fees, shareholder services fees, extraordinary expenses or the expenses of other investment companies in which the Funds invest which are borne indirectly by the Funds. These waivers and reimbursements may not be terminated during the relevant period except at the Board’s discretion.
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The following fee waivers, reimbursements and expense caps applied to the LifePoints Target Date Funds. Direct and indirect fund-level operating expenses did not include Rule 12b-1 distribution fees, shareholder servicing fees, non-recurring expenses or extraordinary expenses. From inception, for the LifePoints Target Date Funds, RIMCo contractually agreed to waive, at least through February 28, 2010, its 0.20% advisory fee. From January 1, 2008 through February 28, 2010, for the 2020 Strategy, 2030 Strategy and 2040 Strategy Funds, RFSC, as transfer agent agreed to waive its transfer agency fees and to reimburse the Funds for all direct operating expenses other than Rule 12b-1 distribution fees, shareholder services fees, non-recurring expenses and extraordinary expenses. From inception through February 28, 2010, for the 2015 Strategy, 2025 Strategy, 2035 Strategy, 2045 Strategy, 2050 Strategy and In Retirement Funds, RFSC, as transfer agent agreed to waive its transfer agency fees and to reimburse the Funds for all direct operating expenses other than Rule 12b-1 distribution fees, shareholder services fees, non-recurring expenses and extraordinary expenses. For the fiscal year ended October 31, 2011, 2010 and 2009, respectively, RIMCo and RFSC waived and or/reimbursed fees for the following LifePoints Target Date Funds in the following amounts: 2015 Strategy Fund: $0.00, $193,370 and $108,590; 2020 Strategy Fund: $0.00, $987,036 and $743,382; 2025 Strategy Fund: $0.00, $191,701 and $103,515; 2030 Strategy Fund: $0.00, $825,357 and $615,500; 2035 Strategy Fund: $0.00, $59,108 and $96,541; and 2040 Strategy Fund: $0.00, $663,117 and $486,499; 2045 Strategy Fund: $0.00, $33,551 and $94,519; 2050 Strategy Fund: $0.00, $154,847 and $115,338; In Retirement Fund: $0.00, $114,022 and $97,776. LifePoints Target Portfolio Funds For the Conservative Strategy, Moderate Strategy, Balanced Strategy, Growth Strategy and Equity Growth Strategy Funds, respectively, RIMCo contractually agreed, until February 29, 2012, to waive up to the full amount of its 0.20% advisory fee and then to reimburse the Funds for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.12% of the average daily net assets of that Fund on an annual basis. Direct Fund-level operating expenses do not include transfer agency fees, Rule 12b-1 distribution fees, shareholder servicing fees, extraordinary expenses or the expenses of other investment companies in which the Funds invest which are borne indirectly by the Funds. Until February 29, 2012, RFSC contractually agreed to waive its transfer agency fees for Class R1, R2, and R3 Shares. For the Conservative Strategy, Moderate Strategy, Balanced Strategy, Growth Strategy and Equity Growth Strategy Funds, respectively, RIMCo contractually agreed, until February 28, 2011, to waive up to the full amount of its 0.20% advisory fee and then to reimburse the Funds for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.09% of the average daily net assets of that Fund on an annual basis. Direct Fund-level operating expenses do not include transfer agency fees, Rule 12b-1 distribution fees, shareholder servicing fees, extraordinary expenses or the expenses of other investment companies in which the Funds invest which are borne indirectly by the Funds. From March 1, 2009 through February 28, 2010, for the Conservative Strategy, Moderate Strategy, Balanced Strategy, Growth Strategy and Equity Growth Strategy Funds, respectively, RIMCo has contractually agreed to waive up to the full amount of its 0.20% advisory fee and then to reimburse the Funds for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.09% of the average daily net assets of that Fund on an annual basis. These waivers may not be terminated during the relevant period except at the Board’s discretion. Direct Fund-level operating expenses do not include transfer agency fees, Rule 12b-1 distribution fees, shareholder servicing fees, extraordinary expenses or the expenses of other investment companies in which the Funds invest which are borne indirectly by the Funds. From February 29, 2008 through February 28, 2009, the Conservative Strategy Fund’s annual direct and indirect fund-level operating expenses were capped at the greater of (a) 0.84% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis. From February 29, 2008 through February 28, 2009, the Moderate Strategy Fund’s annual direct and indirect fund-level operating expenses were capped at the greater of (a) 0.95% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis.
11

From February 29, 2008 through February 28, 2009, the Balanced Strategy Fund’s annual direct and indirect fund-level operating expenses were capped at the greater of (a) 1.02% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis. From February 29, 2008 through February 28, 2009, the Growth Strategy Fund’s annual direct and indirect fund-level operating expenses were capped at the greater of (a) 1.09% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis. From February 29, 2008 through February 28, 2009, the Equity Growth Strategy Fund’s annual direct and indirect fund-level operating expenses were capped at the greater of (a) 1.16% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis. For the fiscal years ended October 31, 2011, 2010 and 2009, respectively, RIMCo and RFSC waived and/or reimbursed fees in the following amounts for the LifePoints Target Portfolio Funds: Conservative Strategy Fund: $1,709,735, $1,144,148 and $1,070,649; Moderate Strategy Fund: $2,612,300, $1,838,895 and $1,749,101; Balanced Strategy Fund: $9,344,516, $7,008,034 and $6,906,499; Growth Strategy Fund: $6,720,200, $5,012,596 and $4,790,686; and Equity Growth Strategy Fund: $3,234,298, $2,426,842 and $2,309,221. Each of the Funds will indirectly bear their proportionate share of the combined advisory and administrative fees paid by the Underlying Funds in which they invest. The Underlying Funds in which the Funds currently invest paid RIMCo the following advisory fees (gross of reimbursements and/or waivers) for the Underlying Funds’ fiscal years ended October 31, 2011, 2010 and 2009, respectively:
	$ Amount Paid			Annual rate (as a % of average daily net assets)
Underlying Fund	2011	2010	2009	2011	2010	2009
Russell U.S. Core Equity	$22,298,899	$24,910,586	$21,671,839	0.55%	0.55%	0.55%
Russell U.S. Quantitative Equity	16,304,261	21,270,160	20,791,069	0.55%	0.55%	0.55%
Russell U.S. Small Cap Equity	10,823,389	10,421,155	8,572,616	0.70%	0.70%	0.70%
Russell International Developed Markets	34,366,215	31,235,515	25,925,909	0.70%	0.70%	0.70%
Russell Global Equity	25,673,551	15,039,474	7,743,546	0.95%	0.95%	0.95%
Russell Emerging Markets	21,050,811	15,460,798	11,326,789	1.15%	1.15%	1.15%
Russell Global Opportunistic Credit*	7,289,867	353,312	N/A	1.00%	1.00%	N/A
Russell Strategic Bond	37,459,110	37,393,912	31,814,723	0.50%	0.50%	0.50%
Russell Investment Grade Bond	4,067,055	3,568,268	2,517,898	0.25%	0.25%	0.25%
Russell Short Duration Bond	4,301,073	3,443,632	1,984,923	0.45%	0.45%	0.45%
Russell Commodity Strategies**	15,456,023	4,281,573	N/A	1.25%	1.25%	N/A
Russell Global Infrastructure*	9,634,063	442,142	N/A	1.25%	1.25%	N/A
Russell Global Real Estate Securities	13,607,088	14,498,851	10,834,642	0.80%	0.80%	0.80%
*	The Russell Global Infrastructure and Russell Global Opportunistic Credit Funds commenced operations on October 1, 2010.
**	The Russell Commodity Strategies Fund commenced operations on July 1, 2010.
RIMCo and RFSC have contractually agreed to waive and/or reimburse all or a portion of their advisory and administrative fees for certain Underlying Funds. This arrangement is not part of the Advisory Agreement with RIC or the Administrative Agreement and may be changed or discontinued. RIMCo currently calculates its advisory fee based on an Underlying Fund’s average daily net assets. The following paragraphs list the current waivers and those that were in effect during the Underlying Funds’ last three fiscal years for the Underlying Funds. Current Underlying Fund Waivers: For the Russell Short Duration Bond Fund, RIMCo has contractually agreed, until February 28, 2013 to waive 0.05% of its 0.45% advisory fee. This waiver may not be terminated during the relevant period except with Board approval. For the Russell Commodity Strategies Fund, RIMCo has contractually agreed, until February 28, 2013, to waive 0.25% of its 1.25% advisory fee for the Fund. Additionally, the Russell Cayman Commodity Strategies Fund Ltd. (the “Subsidiary”) pays RIMCo an advisory fee and pays RFSC an administrative fee at the annual rates of 1.25% and 0.05%, respectively, of its net assets (collectively, the “Subsidiary Fees”). Until February 28, 2013, RIMCo and RFSC have contractually agreed to waive all or a portion of the advisory fees and the administrative fees paid by the Fund to RIMCo and RFSC, respectively, in an amount equal to the amount of the Subsidiary Fees received by RIMCo, if any. These waivers may not be terminated during the relevant period except with Board approval.
12

For the Russell Global Infrastructure Fund, RIMCo has contractually agreed, until February 28, 2013, to waive 0.25% of its 1.25% advisory fee for the Fund. This waiver may not be terminated during the relevant period except with Board approval. For the Russell Global Opportunistic Credit Fund, RIMCo has contractually agreed, until February 28, 2013, to waive 0.27% of its 1.00% advisory fee. This waiver may not be terminated during the relevant period except with Board approval. Past Underlying Fund Waivers: For the Russell Strategic Bond Fund, from March 1, 2010 through February 29, 2012, RIMCo contractually agreed to waive 0.01% of its 0.50% advisory fee for the Fund. From March 1, 2009 through February 28, 2010, RIMCo contractually agreed to waive 0.07% of its 0.50% advisory fee for the Fund. RIMCo waived fees in the amount of $5,370,231, $2,233,929 and $749,182 for the fiscal years ended October 31, 2009, 2010 and 2011, respectively. As a result of the waiver, the Fund paid advisory fees of $26,444,492, $35,159,983 and $35,159,983 for the fiscal years ended October 31, 2009, 2010 and 2011, respectively. Effective October 1, 2010, for the Russell Short Duration Bond Fund, RIMCo contractually agreed, until February 29, 2012 to waive 0.05% of its 0.45% advisory fee. The total amount of the waivers for the periods ended October 31, 2010 and 2011 were $38,096 and $477,897, respectively. There were no reimbursements for the periods ended October 31, 2010 and 2011. As a result of the waiver, the Fund paid advisory fees of $3,405,536 and $3,823,176 for the fiscal years ended October 31, 2010 and 2011, respectively. For the Russell Commodity Strategies Fund, RIMCo had contractually agreed, until February 29, 2012, to waive 0.25% of its 1.25% advisory fee for the Fund. Additionally, Russell Cayman Commodity Strategies Fund Ltd. (the “Subsidiary”) pays RIMCo an advisory fee and pays RFSC an administrative fee at the annual rates of 1.25% and 0.05%, respectively, of its net assets (collectively, the “Subsidiary Fees”). Until February 29, 2012, RIMCo and RFSC have contractually agreed to waive all or a portion of the advisory fees and the administrative fees paid by the Fund to RIMCo and RFSC, respectively, in an amount equal to the amount of the Subsidiary Fees received by RIMCo, if any. The total amount of the waivers for the periods ended October 31, 2010 and 2011 were $1,397,975 and $6,230,167, respectively. There were no reimbursements for the periods ended October 31, 2010 and 2011. As a result of the waiver, the Fund paid advisory fees of $2,171,247 and $12,364,742 for the fiscal years ended October 31, 2010 and 2011, respectively. For the Russell Global Infrastructure Fund, RIMCo had contractually agreed, until February 29, 2012, to waive 0.25% of its 1.25% advisory fee for the Fund. The total amount of the waivers for the periods ended October 31, 2010 and 2011 were $119,661 and $1,926,813, respectively. There were no reimbursements for the periods ended October 31, 2010 and 2011. As a result of the waiver, the Fund paid advisory fees of $322,481 and $7,707,250 for the fiscal years ended October 31, 2010 and 2011, respectively. For the Russell Global Opportunistic Credit Fund, RIMCo has contractually agreed, until February 29, 2012, to waive 0.27% of its 1.00% advisory fee. The total amount of the waivers for the periods ended October 31, 2010 and 2011 were $99,108 and $1,968,275, respectively. There were no reimbursements for the periods ended October 31, 2010 and 2011. As a result of the waiver, the Fund paid advisory fees of $254,204 and $5,321,593 for the fiscal years ended October 31, 2010 and 2011, respectively. From its advisory fees, RIMCo, as agent for RIC, pays all fees to the money managers  of the Underlying Funds for their investment advisory services. The table in the next section entitled “Money Managers” sets forth the fees paid to money managers of the Underlying Funds. The following table sets forth the net advisory fees retained by RIMCo  with respect to the Underlying Funds:
	$ Amount Retained			Annual rate (as a % of average daily net assets)
Underlying Fund	2011	2010	2009	2011	2010	2009
Russell U.S. Core Equity	$14,550,617	$16,116,281	$13,396,937	0.36%	0.36%	0.34%
Russell U.S. Quantitative Equity	10,820,601	14,984,988	14,754,504	0.37%	0.39%	0.39%
Russell U.S. Small Cap Equity	4,770,716	4,750,967	3,698,761	0.31%	0.32%	0.30%
Russell International Developed Markets	20,526,573	18,462,093	14,881,900	0.42%	0.41%	0.40%
Russell Global Equity	16,246,223	9,060,075	4,446,733	0.60%	0.57%	0.55%
Russell Emerging Markets	13,177,254	9,210,156	6,778,209	0.72%	0.69%	0.69%
Russell Global Opportunistic Credit*	$4,530,407	143,312	N/A	0.62%	0.46%	N/A
Russell Strategic Bond	30,174,178	29,880,341	24,645,610	0.40%	0.40%	0.39%
Russell Investment Grade Bond	2,786,515	2,462,370	1,630,144	0.17%	0.17%	0.16%
Russell Short Duration Bond	3,446,215	2,789,282	1,539,840	0.36%	0.36%	0.35%
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	$ Amount Retained			Annual rate (as a % of average daily net assets)
Underlying Fund	2011	2010	2009	2011	2010	2009
Russell Commodity Strategies**	12,932,465	3,662,357	N/A	1.05%	1.18%	N/A
Russell Global Infrastructure*	7,014,987	442,142	N/A	0.91%	1.25%	N/A
Russell Global Real Estate Securities	8,610,917	10,355,065	7,391,734	0.51%	0.57%	0.55%
*	The Russell Global Infrastructure and Russell Global Opportunistic Credit Funds commenced operations on October 1, 2010.
**	The Russell Commodity Strategies Fund commenced operations on July 1, 2010.
PORTFOLIO MANAGERS. The RIMCo Managers (RIMCo’s employees who manage the RIC Funds and Underlying Funds, oversee the allocation of Fund assets to the Underlying Funds or the money managers  of the Underlying Funds and have primary responsibility for the management of the Funds and Underlying Funds) are compensated by RIMCo with salaries, bonuses (paid in cash), profit sharing contributions and in some cases participation in a long-term incentive plan. Salaries are fixed annually and are driven by the market place. Compensation is not affected by an increase in Fund assets. Bonuses for the RIMCo Managers of the Funds are assessed by senior management based on the following:
  Qualitative measures, such as a RIMCo Manager’s quality of decisions made for the accounts, contributions to client services efforts and improvement of RIMCo’s investment process.
  Quantitative measures (fund performance). RIMCO Managers receive a quantitative performance assessment score for the Funds they manage. The score is predominantly based on 1-year and 3-year measurement horizons. A two year horizon may be used for a Fund that does not have 3 years of performance history. Performance for each Fund is equally assessed relative to the Fund’s index benchmark and relevant peer group. Fund weightings for each RIMCo Manager are determined at the beginning of each yearly assessment period and signed off by the asset class Chief Investment Officer (“CIO”). RIMCo Managers may be responsible for one or more Funds. These Funds and the assessment weighting for each Fund is recorded in a central system at the beginning of the assessment period. Each Fund may have an equal weight, could be asset weighted, could be a combination, or could be a custom set of applicable weights. Importantly, the assessment weighting for each Fund is approved by the asset class CIO at the beginning of the assessment period. The central system tracks the performance of the allocations throughout the assessment period and delivers a score at the end to be used in the RIMCo Manager’s evaluation.
RIMCo Manager evaluations, salary and bonus recommendations are conducted and reviewed by Russell asset class CIOs. Russell’s compensation committee approves salaries and bonuses after the asset class CIOs’ recommendations have been reviewed by the Global Chief Investment Officer. Profit sharing contributions are typically made quarterly and are calculated as a percentage of the RIMCo Manager’s salary. The percentage is fixed and is the same percentage for all RIMCo employees who receive profit sharing contributions. The long-term incentive plan provides key professionals with future cash payments the value of which is tied to FRC’s financial performance. Awards under the long-term incentive plan are based on expected future contribution to the success of FRC. The assessment of expected future contribution is qualitative in nature and is determined by a RIMCo Manager’s manager and approved by senior executives. RIMCo Managers earning over a specified amount of cash compensation (salary plus bonus) are eligible to participate in the deferred compensation plan which allows the RIMCo Manager to elect to defer a portion of her/his cash compensation. Deferred amounts earn the return of an asset allocated mix of RIF Funds selected by the RIMCo Manager.
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Equity Securities Beneficially Owned By Rimco Managers In The Funds
They Manage For The Fiscal Year Ended October 31, 2011
RIMCO MANAGERS OF THE FUNDS	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND MANAGED BY THE RIMCO MANAGER
Michael R. Ruff	None	Conservative Strategy Fund
	None	Moderate Strategy Fund
	None	Balanced Strategy Fund
	None	Growth Strategy Fund
	None	Equity Growth Strategy Fund
	None	2015 Strategy Fund
	None	2020 Strategy Fund
	None	2025 Strategy Fund
	None	2030 Strategy Fund
	None	2035 Strategy Fund
	None	2040 Strategy Fund
	None	2045 Strategy Fund
	None	2050 Strategy Fund
	None	2055 Strategy Fund
	None	In Retirement Fund
RIMCo Managers typically manage multiple portfolios. These portfolios may include mutual funds, separate accounts, unregistered funds and commingled trusts. Russell’s investment process, which includes money manager selection and proprietary asset allocation, is guided by the principle that all portfolios will be treated in a fair and equitable manner. To adhere to this guiding principle, RIMCo Managers follow a process of constructing portfolios in accordance with regulatory and investment guidelines and then select Underlying Fund money managers or Underlying Funds for the Funds to invest in to fulfill those needs. Specifically, RIMCo Managers make money manager  or Underlying Fund selection and allocation decisions for each portfolio based on a variety of factors relevant to that portfolio. The investment process dictates that RIMCo Managers of Underlying Funds utilize Russell’s manager research analysis and manager rankings to assist in selecting the most suitable money manager(s) to meet the unique investment needs of the various portfolios they manage. RIMCo Managers of funds of funds utilize Russell proprietary capital markets research and portfolio strategy analysis to assist in determining the Underlying Funds in which to invest and the asset allocations to the Underlying Funds to meet the unique investment needs of the various funds they manage. At the core of Russell’s investment process is a robust oversight and peer review program for money manager selection. for the Underlying Funds and asset allocation for the funds of funds.  For RIMCo managers of Underlying Funds it includes the hiring, termination and retention of money managers.  For fund of funds asset allocations, this process includes defining a fund’s objective and determining appropriate ways to measure performance. This process is overseen by Russell’s Investment Strategy Committee (ISC) and the asset class CIOs who are responsible for monitoring the portfolio management duties performed within their specific asset class. Occasionally, a particular money manager for an Underlying Fund may restrict the total amount of capacity they will allocate to Russell portfolios. If, however, the total allocation is too small to be shared in a meaningful size across all Russell portfolios or if the money manager restricts the absolute number of assignments they will accept from Russell, it is the RIMCo Manager’s responsibility to determine which portfolios receive the allocation. These allocations are reviewed and approved by the ISC before implementation. In cases where a RIMCo Manager is managing multiple portfolios and must allocate a manager differently across his funds, both the asset class CIO and the ISC must review and ratify the recommendations.
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OTHER ACCOUNTS MANAGED BY RIMCO MANAGERS
AND ASSETS UNDER MANAGEMENT IN THE ACCOUNTS
AS OF October 31, 2011
RIMCo Manager	Number of Registered Investment Companies	Assets Under Management (in millions)	Number of Pooled Investment Vehicles	Assets Under Management (in millions)	Other Types of Accounts	Assets Under Management (in millions)	Asset Total (in millions)
Michael R. Ruff	None	None	None	None	None	None	None
Further information on the RIMCo Managers of the Underlying Funds is available in the Underlying Funds’ Statement of Additional Information. MONEY MANAGERS. The Underlying Funds’ money managers are not affiliates of RIC or RIMCo other than as discretionary managers for a portion of an Underlying Fund’s portfolio. Some money managers (and their affiliates) may effect brokerage transactions for the Underlying Funds (see, “Brokerage Allocations” and “Brokerage Commissions”). Money managers may serve as advisers or discretionary managers for Russell Trust Company, other investment vehicles sponsored or advised by FRC or its affiliates, other consulting clients of FRC, other off-shore vehicles and/or for accounts which have no business relationship with the FRC organization. From its advisory fees received from the Underlying Funds, RIMCo, as agent for RIC, pays all fees to the money managers for their investment selection services. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average for the quarter of all the assets allocated to the money manager. For the Underlying Funds’ fiscal years ended October 31, 2011, 2010 and 2009, fees paid to the money managers  of the Underlying Funds were:
	$ Amount Paid			Annual rate (as a % of average daily net assets)
Underlying Fund	2011	2010	2009	2011	2010	2009
Russell U.S. Core Equity	$7,748,282	$8,794,305	$8,274,902	0.19%	0.19%	0.21%
Russell U.S. Quantitative Equity	5,483,660	6,285,172	6,036,565	0.18%	0.16%	0.16%
Russell U.S. Small Cap Equity	6,052,673	5,670,188	4,873,855	0.39%	0.38%	0.40%
Russell International Developed Markets	13,839,642	12,773,422	11,044,009	0.28%	0.29%	0.30%
Russell Global Equity	9,427,328	5,979,399	3,296,813	0.35%	0.38%	0.40%
Russell Emerging Markets	7,873,557	6,250,642	4,548,580	0.43%	0.46%	0.46%
Russell Global Opportunistic Credit*	2,759,460	210,000	N/A	0.38%	0.54%	N/A
Russell Strategic Bond	7,284,932	7,513,571	7,169,113	0.10%	0.10%	0.11%
Russell Investment Grade Bond	1,280,540	1,105,898	887,754	0.08%	0.08%	0.09%
Russell Short Duration Bond	854,858	654,350	445,083	0.09%	0.09%	0.10%
Russell Commodity Strategies**	2,523,558	619,216	N/A	0.20%	0.07%	N/A
Russell Global Infrastructure*	2,619,076	--	N/A	0.34%	--	N/A
Russell Global Real Estate Securities	4,996,171	4,143,786	3,442,908	0.29%	0.23%	0.25%
*	The Russell Global Infrastructure and Russell Global Opportunistic Credit Funds commenced operations on October 1, 2010.
**	The Russell Commodity Strategies Fund commenced operations on July 1, 2010.
Each money manager has agreed that it will look only to RIMCo for the payment of the money manager’s fee, after RIC has paid RIMCo. Fees paid to the money managers are not affected by any voluntary or statutory expense limitations. Some money managers may benefit as a result of brokerage commissions received by their broker-dealer affiliates that execute portfolio transactions for the Funds. DISTRIBUTOR. Russell Financial Services, Inc. (the “Distributor”) serves as the distributor of RIC Shares. The Distributor receives no compensation from RIC for its services other than Rule 12b-1 compensation and shareholder services compensation for certain classes of Shares pursuant to RIC’s Rule 12b-1 Distribution Plan and Shareholder Services Plan, respectively. The Distributor distributes shares of the Funds continuously, but reserves the right to suspend or discontinue distribution on that basis. The Distributor is not obligated to sell any specific amount of Fund shares. The Distributor is a wholly owned subsidiary of RIMCo and its mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.
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CUSTODIAN AND PORTFOLIO ACCOUNTANT. State Street Bank and Trust Company (“State Street”) serves as the custodian and fund accountant for RIC. As custodian, State Street is responsible for the safekeeping of the Funds’ and Underlying Funds’ assets and the appointment of any subcustodian banks and clearing agencies. State Street also provides basic portfolio recordkeeping required for each of the Underlying Funds for regulatory and financial reporting purposes. The mailing address for State Street Bank and Trust Company is: 1200 Crown Colony Drive, Crown Colony Office Park, CC1-5th Floor North, Quincy, MA 02169. TRANSFER AND DIVIDEND DISBURSING AGENT. RFSC serves as transfer and dividend disbursing agent for RIC. For this service, RFSC is paid a fee for transfer agency and dividend disbursing services provided to RIC. RFSC retains a portion of this fee for its services provided to RIC and pays the balance to unaffiliated agents who assist in providing these services. RFSC’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101. ORDER PLACEMENT DESIGNEES. Russell Financial Services, Inc. or its affiliates have authorized certain Financial Intermediaries to accept on its behalf purchase and redemption orders for RIC Shares. Certain Financial Intermediaries are authorized, subject to approval of the Distributor, to designate other intermediaries to accept purchase and redemption orders on RIC’s behalf. With respect to those intermediaries, RIC will be deemed to have received a purchase or redemption order at the time such a Financial Intermediary or, if applicable, an authorized designee, accepts the order. The customer orders will be priced at the applicable Fund’s net asset value next computed after they are accepted by such a Financial Intermediary or an authorized designee, provided that Financial Intermediary or an authorized designee timely transmits the customer order to RIC. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP serves as the Independent Registered Public Accounting Firm of RIC. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights of the Funds  and Underlying Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board and a review of federal tax returns. The mailing address of PricewaterhouseCoopers LLP is 1420 Fifth Avenue, Suite 1900, Seattle, WA 98101. CODES OF ETHICS. RIC, RIMCo, Russell Financial Services, Inc. and each money manager have each adopted a code of ethics which complies in all material respects with applicable law and which is intended to protect the interests of each Underlying Fund’s shareholders. The codes of ethics are designed to prevent affiliated persons of RIC, RIMCo, Russell Financial Services, Inc. and the money managers from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Underlying Funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics generally permit investment personnel to trade securities for their own account, including securities that may be purchased or held by an Underlying Fund, subject to restrictions on personal securities trading specified in the applicable code of ethics. Each code of ethics has been filed with the SEC and may be viewed by the public. Because each money manager is an entity not affiliated with RIC or RIMCo, RIMCo relies on each money manager to monitor the personal trading activities of the money manager’s personnel in accordance with that money manager’s code of ethics. Each money manager provides RIMCo with a quarterly certification of the money manager’s compliance with its code of ethics and a report of any significant violations of its code. PLAN PURSUANT TO RULE 18f-3. Securities and Exchange Commission (the “SEC”) Rule 18f-3 under the 1940 Act, permits a registered open-end investment company to issue multiple classes of Shares in accordance with a written plan approved by the investment company’s board of trustees that is filed with the SEC. For purposes of this SAI, because the Funds offer multiple classes of Shares, the Funds will also be referred to as “Multiple Class Funds.” The key features of the Rule 18f-3 plan are as follows: Shares of each class of a Multiple Class Fund represent an equal pro rata interest in the underlying assets of that Fund, and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class of Shares offered in connection with a Rule 12b-1 plan may bear certain fees under its respective Rule 12b-1 plan and may have exclusive voting rights on matters pertaining to that plan and any related agreements; (2) each class of Shares may contain a conversion feature; (3) each class of Shares may bear differing amounts of certain class expenses; (4) different policies may be established with respect to the payment of distributions on the classes of Shares of a Multiple Class Fund to equalize the net asset values of the classes or, in the absence of such policies, the net asset
17

value per share of the different classes may differ at certain times; (5) each class of Shares of a Multiple Class Fund may have different exchange privileges from another class; (6) each class of Shares of a Multiple Class Fund may have a different class designation from another class of that Fund; and (7) each class of Shares offered in connection with a shareholder servicing plan would bear certain fees under its respective plan. DISTRIBUTION PLANS. Under the 1940 Act, the SEC has adopted Rule 12b-1, which regulates the circumstances under which mutual funds may, directly or indirectly, bear distribution expenses. Rule 12b-1 provides that mutual funds may pay for such expenses only pursuant to a plan adopted in accordance with Rule 12b-1. Each Fund has adopted a distribution plan (the “Distribution Plan”) in accordance with the Rule. In adopting the Distribution Plan for each Fund, a majority of the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of RIC and who have no direct or indirect financial interest in the operation of any Distribution Plan or in any agreements entered into in connection with any Distribution Plan (the “Independent Trustees”), have concluded, in conformity with the requirements of the 1940 Act, that there is a reasonable likelihood that the Distribution Plan will benefit each respective Fund and its shareholders. In connection with the Trustees’ consideration of whether to adopt the Distribution Plan for each Fund, the Distributor, as the Funds’ principal underwriter, represented to the Trustees that the Distributor believed that the Distribution Plan was expected to result in increased sales and asset retention for those Funds by enabling those Funds to reach and retain more investors and Financial Intermediaries (such as brokers, banks, financial planners, investment advisers and other financial institutions), although it is impossible to know for certain, in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a particular Fund would have. For each Fund offering Class A, Class C or Class R3 Shares, the 12b-1 fees may be used to compensate (a) Selling Agents (as defined below) for sales support services provided, and related expenses incurred with respect to Class A, Class C and Class R3 Shares, by such Selling Agents, and (b) the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate Selling Agents for providing support services. The Distribution Plan is a compensation-type plan. As such, RIC makes no distribution payments to the Distributor with respect to Class A, Class C or Class R3 Shares except as described above. Therefore, RIC does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from RIC, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor’s overhead expenses. However, the Distributor may be able to recover such amount or may earn a profit from future payments made by RIC under the Distribution Plan. For each Fund offering Class A, Class C or Class R3 Shares, the Distribution Plan provides that each Fund may spend annually, directly or indirectly, up to 0.75% of the average daily net asset value of its Class A, Class C and Class R3 Shares for any activities or expenses primarily intended to result in the sale of Class A, Class C and Class R3 Shares of such Fund. Such payments by RIC will be calculated daily and paid as billed. Any amendment to increase materially the costs that Shares may bear for distribution pursuant to the Distribution Plan shall be effective upon a vote of the holders of the affected Class of the lesser of (a) more than fifty percent (50%) of the outstanding Shares of the affected Class of a Fund or (b) sixty-seven percent (67%) or more of the Shares of the affected Class of a Fund present at a shareholders’ meeting, if the holders of more than 50% of the outstanding Shares of the affected Class of such Fund are present or represented by proxy (a “1940 Act Vote”) and a vote of the Trustees, including a majority of the Independent Trustees. For the Funds, the Distribution Plan does not provide for those Funds to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures are incurred, must be made to the Trustees for their review. To remain in effect, the Distribution Plan must be approved annually by a vote of the Trustees, including a majority of the Independent Trustees. Also, any material amendments must be approved by a vote of the Trustees, including a majority of the Independent Trustees. While the Distribution Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees. For each Fund, the Distribution Plan is terminable without penalty at any time by (a) a vote of a majority of the Independent Trustees, or (b) a vote of the holders of the lesser of (i) more than fifty percent (50%) of the outstanding Shares of the affected Class of a Fund or (ii) a 1940 Act Vote. Selling Agent Agreements for Multiple Class Funds Under the Distribution Plans, the Distributor may also enter into agreements (“Selling Agent Agreements”) with Financial Intermediaries to provide sales support services with respect to Fund Shares held by or for the customers of the Financial Intermediaries. Financial Intermediaries that have entered into Selling Agent Agreements are referred to in this SAI as “Selling Agents.”
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Under the Distribution Plan, the following Funds’ Class A, Class C and Class R3 Shares accrued expenses in the following amounts, payable as compensation to the Distributor, for the fiscal years ended October 31, 2011, 2010 and 2009 (these amounts were for compensation to dealers):
Funds	Class A 10/31/11	Class C 10/31/11	Class R3 10/31/11	Class A 10/31/10	Class C 10/31/10	Class R3 10/31/10
Conservative Strategy Fund	$264,274	$1,349,762	$491,655	$215,172	$1,074,047	$474,720
Moderate Strategy Fund	547,507	2,135,500	686,402	499,157	1,864,030	694,744
Balanced Strategy Fund	2,785,878	9,944,477	1,984,402	2,649,572	9,374,850	2,088,040
Growth Strategy Fund	2,001,890	6,018,488	1,475,328	1,922,361	5,860,459	1,529,862
Equity Growth Strategy Fund	642,688	2,895,514	701,548	644,425	2,944,461	739,384
2015 Strategy Fund	N/A	N/A	34,726	N/A	N/A	21,805
2020 Strategy Fund	5,499	N/A	235,810	5,060	N/A	211,388
2025 Strategy Fund	N/A	N/A	36,139	N/A	N/A	21,112
2030 Strategy Fund	4,584	N/A	186,109	4,229	N/A	164,434
2035 Strategy Fund	N/A	N/A	21,663	N/A	N/A	11,845
2040 Strategy Fund	2,739		140,442	2,225	N/A	121,822
2045 Strategy Fund	N/A	N/A	7,411	N/A	N/A	3,452
2050 Strategy Fund	N/A	N/A	11,662	N/A	N/A	6,292
2055 Strategy Fund*	N/A	N/A	214	N/A	N/A	N/A
In Retirement Fund	1,734	N/A	64,689	N/A**	N/A	3,294
*	No shares of the 2055 Strategy Fund were issued during the fiscal year ended October 31, 2010.
**	No Class A Shares of the In Retirement Fund were issued during the fiscal year ended October 31, 2010.
Funds	Class A 10/31/09	Class C 10/31/09	Class R3 10/31/09
Conservative Strategy Fund	$161,573	$733,031	$392,450
Moderate Strategy Fund	399,664	1,451,302	628,616
Balanced Strategy Fund	2,228,910	8,032,310	1,910,798
Growth Strategy Fund	1,654,856	5,137,888	1,357,587
Equity Growth Strategy Fund	558,325	2,564,737	664,710
2015 Strategy Fund	N/A	N/A	8,214
2020 Strategy Fund	3,293	N/A	129,129
2025 Strategy Fund	N/A	N/A	6,207
2030 Strategy Fund	4,088	N/A	96,187
2035 Strategy Fund	N/A	N/A	3,512
2040 Strategy Fund	2,023	N/A	74,934
2045 Strategy Fund	N/A	N/A	933
2050 Strategy Fund	N/A	N/A	2,073
2055 Strategy Fund*	N/A	N/A	N/A
In Retirement Fund	N/A**	N/A	1,091
*	No Shares of the 2055 Strategy Fund were issued during the fiscal year ended October 31, 2009.
**	No Class A Shares of the In Retirement Fund were issued during the fiscal year ended October 31, 2009.
SHAREHOLDER SERVICES PLAN. A majority of the Trustees, including a majority of Independent Trustees, adopted and amended a Shareholder Services Plan for certain classes of Shares of the Funds. This plan is referred to as the “Service Plan.” Under the Service Plan, RIC may compensate the Distributor or any investment advisers, insurance companies, banks, investment advisers, broker-dealers, financial planners or other financial institutions that are dealers of record or holders of record or that have a servicing relationship with the beneficial owners or record holders of Shares of Class C, Class E, Class R2 or Class R3, offering such Shares (“Servicing Agents”), for any activities or expenses primarily intended to assist, support or service their clients who beneficially own or are primarily intended to assist, support or service their clients who beneficially own or are record holders of Shares of Class C, Class E, Class R2 or Class R3. Such payments by RIC will be calculated daily and paid quarterly at a rate or rates set from time to time by the Trustees, provided that no rate set by the Trustees for Shares of Class C, Class E, Class R2 or Class R3 may exceed, on an annual basis, 0.25% of the average daily net asset value of that Fund’s Shares.
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Among other things, the Service Plan provides that (1) the Distributor shall provide to RIC’s officers and Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended by it pursuant to the Service Plan, or by Servicing Agents pursuant to Service Agreements, and the purposes for which such expenditures were made; (2) the Service Plan shall continue in effect for so long as its continuance is specifically approved at least annually, and any material amendment thereto is approved by a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose; (3) while the Service Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees; and (4) the Service Plan is terminable, as to a Fund’s Shares, by a vote of a majority of the Independent Trustees. Under the Service Plan, the following Funds’ Class C, Class E, Class R2 and Class R3 Shares accrued expenses in the following amounts payable to the Distributor, for the fiscal year ended October 31, 2011:
Funds	Class C	Class E	Class R2	Class R3
Conservative Strategy Fund	$449,921	$164,698	$61,643	$491,655
Moderate Strategy Fund	711,833	284,220	96,060	686,402
Balanced Strategy Fund	3,314,826	869,403	395,848	1,984,402
Growth Strategy Fund	2,006,163	677,199	321,006	1,475,328
Equity Growth Strategy Fund	965,171	286,996	149,280	701,548
2015 Strategy Fund	N/A	N/A	19,006	34,726
2020 Strategy Fund	N/A	12,493	141,536	235,810
2025 Strategy Fund	N/A	N/A	22,169	36,139
2030 Strategy Fund	N/A	9,157	120,321	186,109
2035 Strategy Fund	N/A	N/A	14,955	21,663
2040 Strategy Fund	N/A	9,882	106,023	140,442
2045 Strategy Fund	N/A	N/A	13,828	7,411
2050 Strategy Fund	N/A	N/A	27,554	11,662
2055 Strategy Fund	N/A	N/A	344	214
In Retirement Fund	N/A	N/A	39,060	64,689
UNDERLYING FUND EXPENSES. The Underlying Funds will pay all their expenses other than those expressly assumed by RIMCo and RFSC. The principal expenses of the Underlying Funds are the annual advisory fee and the annual administrative fee, payable to RIMCo and RFSC, respectively. The Underlying Funds’ other expenses include: fees for independent accountants, legal, transfer agent, registrar, custodian, dividend disbursement, portfolio and shareholder recordkeeping services, and maintenance of tax records; state taxes; brokerage fees and commissions; insurance premiums; association membership dues; fees for filing of reports and registering Shares with regulatory bodies; and such extraordinary expenses as may arise, such as federal taxes and expenses incurred in connection with litigation proceedings and claims and the legal obligations of RIC to indemnify the Trustees, officers, employees, shareholders, distributors and agents with respect thereto. Whenever an expense can be attributed to a particular Underlying Fund, the expense is charged to that Underlying Fund. Other common expenses are allocated among the Underlying Funds based primarily upon their relative net assets. FUND OPERATING EXPENSES. As a shareholder of the Underlying Funds, each Fund indirectly bears its pro rata share of the advisory fees charged to, and expenses of operating, the Underlying Funds in which it invests. RIMCo has agreed to assume the responsibility of payment for all operating expenses other than Rule 12b-1 distribution fees, shareholder servicing fees, non-recurring expenses and extraordinary expenses. If this arrangement is discontinued, Fund expenses may increase.
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PURCHASE, EXCHANGE AND REDEMPTION OF FUND SHARES. As described in the Prospectus, the Funds provide you with different classes of shares based upon your individual investment needs. Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights. Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) payments pursuant to the distribution plan or shareholder services plan for that specific class, (ii) transfer agency fees attributable to a specific class of shares, (iii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iv) SEC and state securities registration fees incurred by a specific class, (v) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (vi) litigation or other legal expenses relating to a specific class of shares, (vii) audit or accounting expenses relating to a specific class of shares, (viii) the expense of holding meetings solely for shareholders of a specific class and (ix) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares. The following classes of shares are available for purchase. See the applicable Prospectus for a discussion of factors to consider in selecting which class of shares to purchase and for applicable service/distribution fees. Class R1, R2 and R3 Shares are only available to (1) employee benefit and other plans with multiple participants, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, HSAs (Health Savings Accounts), profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans that consolidate and hold all Fund shares in plan level or omnibus accounts on behalf of participants, (2) 401k rollover accounts investing through recordkeeping platforms where the platform has a sales agreement with the Funds’ distributor to sell Class R1, R2 or R3 Shares and consolidates and holds all Fund Shares in omnibus accounts on behalf of shareholders or (3) separate accounts investing in the Funds offered to investors through a group annuity contract exempt from under the Securities Act of 1933. Class R1, R2 and R3 Shares are not available to any other category of investor, including, for example, retail non-retirement accounts, traditional or Roth IRA accounts, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs or individual 403(b) plans. Each Fund reserves the right to change the categories of investors eligible to purchase its Shares. Class A Shares of the LifePoints Target Portfolio, 2020 Strategy, 2030 Strategy, 2040 Strategy and In Retirement Funds (the “Class A Funds”) Class A Shares of the 2020 Strategy, 2030 Strategy, 2040 Strategy and In Retirement Funds are not currently offered to new shareholders and may only be purchased by existing shareholders. Class A Shares are sold at offering price, which is the net asset value plus a front-end sales charge as follows. The Funds receive the entire net asset value of all Class A Shares that are sold. The Distributor receives the full applicable sales charge from which it pays the broker/dealer commission shown in the table below.
Amount of your investment	Front-end sales charge as a % of offering price	Front-end sales charge as a % of net amount invested	Broker/Dealer commission as a % of offering price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.60%
$1,000,000 or more	--0--	--0--	up to 1.00%
Investments of $1,000,000 or more. You do not pay a front-end sales charge when you buy $1,000,000 or more of shares of RIC Funds. However, if your Financial Intermediary was paid a commission by the Funds’ Distributor on those Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of 1.00%.
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The Funds’ distributor keeps a portion of the front-end sales charge imposed on Class A Shares. Financial Intermediaries receive the remaining amount of the front-end sales charge imposed on Class A Shares and may be deemed to be underwriters of the relevant Fund as defined in the Securities Act of 1933. Financial Intermediaries that sell Class A Shares may also receive the distribution fee payable under the Funds’ distribution plan at an annual rate of up to 0.75% (presently limited to 0.25%) of the average daily net assets represented by the Class A Shares sold by them. Commissions are paid to Financial Intermediaries on Class A Share purchases by a single shareholder which are not subject to a front-end sales charge at the following rates: 1.00% on purchase up to $4 million, 0.50% on purchases over $4 million to $10 million and 0.25% on purchases over $10 million. Commissions are paid based on cumulative purchases by a shareholder over time, not on purchases made during a calendar year. Sales Charge Waivers and Reductions Please see the Funds’ prospectus for information about sales charge waivers and reductions, including front-end sales charge waivers, cumulative purchase discounts, accumulation privileges, letters of intent, reinstatement privileges, exchange privileges, and deferred sales charge waivers. Class C Shares of the LifePoints Target Portfolio Funds Financial Intermediaries that sell Class C Shares will receive the shareholder services fee payable under the Funds’ shareholder services plan at an annual rate equal to 0.25% of the average daily net assets represented by Class C Shares sold by them and the distribution fee payable under the Funds’ distribution plan at an annual rate equal to 0.75% of the average daily net assets represented by the Class C Shares sold by them. Class E Shares of the LifePoints Target Portfolio, 2020 Strategy, 2030 Strategy and 2040 Strategy Funds Financial Intermediaries that sell Class E Shares will receive the shareholder services fee payable under the Funds’ shareholder services plan at an annual rate equal to 0.25% of the average daily net assets represented by Class E Shares sold by them. Class S Shares of the LifePoints Target Portfolio, 2020 Strategy, 2030 Strategy and 2040 Strategy Funds Financial Intermediaries will receive no shareholder services or distribution fees for Class S Shares. Class R1 Shares of the LifePoints Target Portfolio Funds and LifePoints Target Date Funds Financial Intermediaries will receive no shareholder services or distribution fees for Class R1 shares. Class R2 Shares of the LifePoints Target Portfolio Funds and LifePoints Target Date Funds Financial Intermediaries that sell Class R2 shares will receive the shareholder services fee payable under the Funds’ shareholder services plan at an annual rate equal to 0.25% of the average daily net assets represented by Class R2 shares sold by them. Class R3 Shares of the LifePoints Target Portfolio Funds and LifePoints Target Date Funds Financial Intermediaries that sell Class R3 shares will receive the shareholder services fee payable under the Funds’ shareholder services plan at an annual rate equal to 0.25% of the average daily net assets represented by Class R3 shares sold by them and the distribution fee payable under the Funds’ distribution plan at an annual rate of up to 0.75% (presently limited to 0.25%) of the average daily net assets represented by the Class R3 shares sold by them. Class S Shares of the LifePoints Target Portfolio, 2020 Strategy, 2030 Strategy and 2040 Strategy Funds MOVING FROM CLASS S TO CLASS A SHARES. You can redeem Class S Shares held in an account that charges an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for services (a “fee-based program”) and with the redemption proceeds purchase Class A Shares without paying a front-end sales charge if all of the following conditions are met: (a) you are leaving or have left the fee-based program, (b) you have held the Class S Shares in the fee-based program for at least one year, (c) the purchase of the Class A Shares is part of a series of transactions designed to move you from Class S Shares to Class A Shares of the same Fund and (d) you notify your Financial Intermediary that you meet the preceding three conditions. RFSC believes that an exchange between classes of the same Fund is not a taxable event; however, you must check with your Financial Intermediary to determine if they will process the exchange as non-taxable. Please consult with your Financial Intermediary and your tax adviser for more information.
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Class E and S Shares of All Funds offering Class E and S Shares except the 2020 Strategy, 2030 Strategy and 2040 Strategy Funds
 Class E and S Shares of each Fund which offers Class E and S Shares may only be purchased by:
(1)	clients of Financial Intermediaries who charge an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for their services for the shareholder account in which the Class E or S Shares are held or clients of Financial Intermediaries where the Financial Intermediary would typically charge such a fee but has determined to waive its fee in a particular instance as the result of a potential conflict of interest;
(2)	employee benefit and other plans, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, HSAs (Health Savings Accounts), profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans that consolidate and hold all Fund Shares in plan level or omnibus accounts on behalf of participants. SEPs, SIMPLE-IRA and individual 403(b) Plans are not considered plans for purposes of this paragraph;
(3)	clients of Financial Intermediaries who are members of Russell Investments;
(4)	individuals pursuant to employee investment programs of Russell or its affiliates; or
(5)	current and retired registered representatives of broker-dealers having sales agreements with the Funds’ Distributor to sell such Class E or S Shares and current spouses or the equivalent thereof, children, step-children (with respect to current union only), parents, step-parents or parents-in-law of such registered representative or to a family trust in the name of such registered representative.
The Funds generally do not have the ability to enforce these limitations on access to Class E or S Shares. It is the sole responsibility of each Financial Intermediary to ensure that it only makes Class E or S Shares available to those categories of investors listed above that qualify for access to Class E or S Shares. However, the Funds will not knowingly sell Class E or S Shares to any investor not meeting one of the foregoing criteria. Class E and S Shares of the 2020 Strategy, 2030 Strategy and 2040 Strategy Funds Class E and S Shares are only available to (1) employee benefit and other plans, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, HSAs (Health Savings Accounts), profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans that consolidate and hold all Fund shares in plan level or omnibus accounts on behalf of participants or (2) separate accounts investing in the Funds offered to investors through a group annuity contract exempt from under the Securities Act of 1933. Class E and S Shares are not available to any other category of investor, including, for example, retail non-retirement accounts, traditional or Roth IRA accounts, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs or individual 403(b) plans. Each Fund reserves the right to change the categories of investors eligible to purchase its Shares. Current shareholders of Class E or S Shares who acquired their shares prior to December 14, 2007 may make additional purchases of Class E and S Shares in their existing accounts without regard to the foregoing restrictions. Minimum Initial Investment Requirements There is currently no required minimum initial investment for Shares of the Funds. However, each Fund reserves the right to close any account whose balance falls below $1,000. Uncashed Checks Please make sure you promptly cash checks issued to you by the Funds. If you do not cash a dividend, distribution, or redemption check, the Funds will act to protect themselves and you. This may include restricting certain activities in your account until the Funds are sure that they have a valid address for you. After 180 days, the Funds will no longer honor the issued check and, after attempts to locate you, the Funds will follow governing escheatment regulations in disposition of check proceeds. No interest will accrue on amounts represented by uncashed checks. VALUATION OF FUND SHARES. The net asset value per share of each Class of Shares is calculated separately for each Fund Class on each business day on which Shares are offered or orders to redeem are tendered. A business day is one on which the New York Stock Exchange (“NYSE”) is open for regular trading. Currently, the NYSE is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
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Net asset value per share is computed for each class of Shares of a Fund by dividing the current value of the Fund’s assets attributable to each class of Shares, less liabilities attributable to that class of Shares, by the number of each individual class of Shares of the Fund outstanding, and rounding to the nearest cent. PRICING OF SECURITIES. The Shares of the Underlying Funds held by each Fund are valued at their net asset value. The Underlying Funds may value certain securities for which market quotations are not readily available at “fair value,” as determined in good faith pursuant to procedures established by the Board of Trustees and delegated to RFSC to administer. Market quotations for non-U.S. securities, either individually or collectively, may not be considered to be readily available if a significant event, including but not limited to an increase or decrease in U.S. market indices meeting standards of significance specified in the procedures established by the Board (which standards of significance are subject to change), occurs after the close of the non-U.S. markets on which such securities are traded. If you hold Shares in a Fund that invests in these Underlying Funds which hold portfolio securities listed primarily on non-U.S. exchanges, the net asset value of that Fund’s Shares may change on a day when you will not be able to purchase or redeem that Fund’s Shares. This is because the value of those Underlying Funds’ portfolio securities may change on weekends or other days when the Fund does not price its Shares. PORTFOLIO TURNOVER RATES OF THE FUNDS. The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of Underlying Fund Shares for the particular year, by the monthly average value of the Underlying Fund Shares owned by the Fund during the year. The Funds will purchase or sell Underlying Fund Shares to: (i) accommodate purchases and sales of each Fund’s Shares; (ii) change the percentages of each Fund’s assets invested in each of the Underlying Funds in response to market conditions; and (iii) maintain or modify the allocation of each Fund’s assets among the Underlying Funds generally within the percentage limits described in the Prospectus. Additionally, the turnover level for the Funds was impacted by mergers of the Underlying Funds and exchanges from one class of shares of the Underlying Funds to another. The portfolio turnover rates for the fiscal years ended October 31, 2011 and 2010 were:
Funds	10/31/11	10/31/10
Conservative Strategy Fund	19%	38%
Moderate Strategy Fund	15	48
Balanced Strategy Fund	9	24
Growth Strategy Fund	7	31
Equity Growth Strategy Fund	7	28
2015 Strategy Fund	26	44
2020 Strategy Fund	24	32
2025 Strategy Fund	27	26
2030 Strategy Fund	28	25
2035 Strategy Fund	42	19
2040 Strategy Fund	23	19
2045 Strategy Fund	77	31
2050 Strategy Fund	72	28
2055 Strategy Fund*	47	N/A
In Retirement Fund	43	52
*	No Shares of the 2055 Strategy Fund were issued during the fiscal year ended October 31, 2010.
PORTFOLIO TRANSACTION POLICIES AND TURNOVER RATES OF THE UNDERLYING FUNDS. Decisions to buy and sell securities for the Underlying Funds are made by the money managers for the assets assigned to them, and by RIMCo or the money manager for the Underlying Funds’ cash reserves. The Underlying Funds may sell securities for a variety of reasons, including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Underlying Funds may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund. The portfolio turnover rates for certain multi-manager Underlying Funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager. The money managers make decisions to buy and sell securities independently from other money managers. Thus, one money manager could decide to sell
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a security when another money manager for the same Underlying Fund (or for another series of RIC or RIF) decides to purchase the same security. In addition, when a money manager’s services are terminated and another retained, the new manager may significantly restructure the portfolio. These practices may increase the Underlying Funds’ portfolio turnover rates, realization of gains or losses, brokerage commissions and other transaction based costs. The portfolio turnover rates for the fiscal years ended October 31, 2011 and 2010 were: Russell U.S. Core Equity Fund, 90% and 97%, Russell U.S. Quantitative Equity Fund, 142% and 102%, Russell U.S. Small Cap Equity Fund, 111% and 99%, Russell International Developed Markets, Fund 74% and 91%, Russell Global Equity Fund, 83% and 74%, Russell Emerging Markets Fund, 73% and 67%, Russell Global Opportunistic Credit Fund, 126% and 4%, Russell Strategic Bond Fund, 233% and 206%, Russell Investment Grade Bond Fund, 187% and 157%, Russell Short Duration Bond Fund, 339% and 195%, Russell Commodity Strategies Fund, 123% and 11%, Russell Global Infrastructure Fund, 145% and 8% and Russell Global Real Estate Securities Fund, 69% and 141%. A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to an Underlying Fund’s portfolio securities (see “Taxes”). DISCLOSURE OF PORTFOLIO HOLDINGS. The Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. These portfolio holdings disclosure policies have been approved by the Board of Trustees. Disclosures of portfolio holdings information may only be made pursuant to these Board-approved policies and procedures. Disclosure of a Fund’s portfolio holdings may only occur if such disclosure is consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Fund and its adviser. Disclosure is permissible only when a Fund, as determined by the Board of Trustees or Chief Compliance Officer, has legitimate business purposes for such disclosure and the recipients are subject to a written confidentiality agreement, which includes a duty not to trade on non-public information. Public Disclosures of Portfolio Holdings Information Disclosure of a Fund’s complete holdings as of the end of each fiscal quarter is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds will also make these reports available on their website, www.russell.com. Disclosure of a Fund’s complete portfolio holdings will be available on the Funds’ website following each month end. Such disclosure will be available no later than 60 calendar days following each month end. Disclosure of a Fund’s top ten portfolio holdings as of the last day of each month will be available on the Funds’ website no later than 15 calendar days after each month end. Upon the occurrence of an unexpected, out of the ordinary event with respect to one or more portfolio holdings or the market as a whole, RIMCo may, consistent with the statement of policy set forth above and with the prior approval of the Chief Compliance Officer, prepare and make available on the Funds’ website a statement relating to such event which may include information regarding the Funds of Funds’ portfolio holdings. Portfolio managers and other senior officers or spokespersons of the Funds may disclose or confirm the ownership of any individual portfolio holdings position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the portfolio holdings disclosure policies. Non-Public Disclosures of Portfolio Holdings Information RIMCo and the money managers may periodically distribute lists of applicable investments held by the Funds for the purpose of facilitating management of the Funds’ portfolios and receipt of relevant research. Mellon Analytical Solutions, FactSet Research Systems Inc., Vestek, Advent Software, Inc., Brown Brothers Harriman, Pace, Interactive Data Corporation and Electra Information Systems provide such services to RIMCo and the money managers and as such may receive monthly, weekly and daily portfolio holdings. RIMCo and the money managers may periodically distribute a list of the issuers and securities which are covered by their respective research departments as of a particular date, but in no case will such a list identify an issuer’s securities as either currently held or anticipated to be held by the Funds or identify Fund position sizes. In addition, the Funds’ custodian generates daily portfolio holdings information in connection with its services to the Funds. Confluence Technologies, Inc. (“CTI”), Glass Lewis & Co. (“Glass Lewis”) and Risk Metrics Group, Inc. (“RiskMetrics”) provide performance reporting services and proxy voting and class action registration services to RIMCo, respectively. CTI, Glass Lewis and RiskMetrics receive daily portfolio holdings information in connection with their services to RIMCo. Such service providers must keep the portfolio holdings information confidential and cannot trade based on the non-public information. There is no lag between the date of such portfolio holdings information and the date on which the information is disclosed to the service providers.
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From time to time rating and ranking organizations such as iMoneyNet, Crane Data LLC, Standard & Poor’s, Moody’s, Morningstar, Inc. and Lipper Analytical Services may request complete portfolio holdings information in connection with rating the Funds. In order to facilitate the review of the Funds by these rating agencies, the Funds may distribute (or authorize their service providers to distribute) portfolio holdings information to such ratings agencies before their public disclosure is required or authorized, provided that (a) the recipient does not distribute the information or results of analyses to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds’ shares before the information or results of analyses become public information and (b) the recipient is subject to a confidentiality agreement, which includes a duty not to trade on non-public information. No compensation or other consideration is paid to the Funds, RIMCo or the money managers for any non–public disclosure of portfolio holdings information. Administration of the Portfolio Holdings Disclosure Policies The Chief Compliance Officer will exercise oversight of disclosures of the Funds’ portfolio holdings. It is the duty of the Chief Compliance Officer or her designee to ensure that all disclosures of the portfolio holdings of a Fund are in the best interests of such Fund’s shareholders. It is the responsibility of each business unit with access to portfolio holdings, including RFSC Fund Administration and RIMCo’s Investment Management and Research Division, to inform the Chief Compliance Officer of any third parties receiving portfolio holdings information which has not previously been disclosed. The Chief Compliance Officer is also responsible for monitoring for conflicts of interest between the interests of Fund shareholders and the interests of the Funds’ investment adviser, principal underwriter, or any affiliated person of the Funds, their investment adviser or their principal underwriter. Every violation of the portfolio holdings disclosure policies must be reported to the Funds’ Chief Compliance Officer. If the Chief Compliance Officer deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, the violation will be reported to the Funds’ Board of Trustees, as required by Rule 38a-1. The Chief Compliance Officer also has the discretion to report other compliance matters arising under the portfolio holdings disclosure policies to the Board of Trustees. Disclosure of the Funds’ portfolio holdings made in accordance with these procedures is authorized by the Funds’ Board of Trustees. The portfolio holdings disclosure policies may not be waived, and exceptions may not be made, without the consent of the Funds’ Board of Trustees; provided, however that waivers or exceptions in connection with operational or administrative functions may be made with the prior consent of the Chief Compliance Officer. All such waivers and exceptions by the Chief Compliance Officer will be disclosed to the Board of Trustees no later than its next regularly scheduled quarterly meeting. PROXY VOTING POLICIES AND PROCEDURES. The Board has delegated to RIMCo, as RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds  and Underlying Funds may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). RIMCo has also hired a third party service provider to serve as proxy administrator (“Administrator”), although RIMCo (whether acting directly or through the Committee) retains final authority with respect to proxy voting. The P&P are designed to ensure that proxy voting decisions are made in accordance with the best interests of RIMCo’s clients and to enable the Committee to resolve any material conflicts of interest between the Funds  or Underlying Funds on the one hand, and RIMCo or its affiliates, on the other, before voting proxies with respect to a matter in which such a conflict may be present. In order to assure that proxies are voted in accordance with the best interests of clients at all times, the P&P authorize votes to be cast in accordance with the Guidelines and delegate to the Administrator responsibility for performing research and making recommendations in accordance with the Guidelines. Conflicts are addressed in the P&P by requiring the implementation of a process requiring additional diligence and documentation if ballots are not voted in accordance with the Guidelines or pursuant to the recommendation of the Proxy Administrator. The Guidelines address matters that are commonly submitted to shareholders of a company for voting, including, but not limited to, issues relating to corporate governance, auditors, the board of directors, capital structure, executive and director compensation, and mergers and corporate restructurings. Subject to the supervision and oversight of the Committee, and the authority of the Committee to intervene with respect to a particular proxy matter, the Administrator is obligated to vote all proxies as set forth in the Guidelines. The following are examples of certain types of issues that are covered in the Guidelines and how the proxies are generally voted.
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  Proxies will generally be voted for routine agenda items such as the opening of the shareholder meeting; the presence of quorum; regulatory filings; the designation of inspector or shareholder representatives of minutes of meeting; the allowance of questions; the publication of minutes; and the closing of the shareholder meeting.
  In connection with director and officer indemnification and liability protection, proxies will generally be voted: against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care or for proposals that expand protection beyond the standards set forth by Delaware law; against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts that are more serious violations of fiduciary obligations than mere carelessness; and for proposals that would provide indemnification for an Italian company’s internal auditors or expanded indemnification where a director’s or officer’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company.
  In certain corporate governance matters, proxies will generally be voted: for proposals seeking to amend a company’s articles of association, procedures, processes and/or other company documents unless the Administrator recommends a vote against such matter, in which case such vote will be determined on a case-by-case basis; for mergers and acquisitions proposals unless the Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; for corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, asset sales and creation of holding companies, unless the Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; against proposals to classify the board; for shareholder proposals that ask a company to submit its poison pill for shareholder ratification unless the Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; and against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
  In regards to changes to a company’s capital structure, proxies are generally voted against proposals that seek to increase the authorized common or preferred stock by twice the present limit, unless the increase is in connection with a stock split or merger that was voted in favor of; against proposals to create preferred stock, unless the Administrator recommends a vote for, in which case such vote will be determined on a case-by-case basis; if the company does not have any preferred shares outstanding, proxies will generally be voted against the requested authorization.
  Generally, proxies are voted for executive and director stock option plans unless the Administrator recommends a vote against such matter, in which case additional criteria specified in the Guidelines will apply and such vote may be determined on a case-by-case basis.
  In connection with social and environmental matters, proxies will generally be voted for management social, political or environmental proposals unless the Administrator recommends a vote against such matter, in which case such vote will be determined on a case-by-case basis. However, in regards to shareholder social, political, nuclear safety, land use, ecological or environmental proposals, proxies may be assessed on a case-by-case basis.
Where a voting matter is not specifically addressed in the Guidelines or there is a question as to the outcome, the Administrator is obligated to request additional direction from the Committee. The Administrator is obligated to maintain records of all votes received, all votes cast and other relevant information. To the extent that any shares of an Underlying Fund are owned directly by any other Fund, those shares will be voted directly by the Fund in the same proportion as all other votes received from the other holders of such Underlying Fund’s shares. Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, at http://www.russell.com and on the SEC’s website at http://www.sec.gov. BROKERAGE ALLOCATIONS. Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is made either by the money manager of the Underlying Fund or by RIMCo. RIC’s arrangements with RIMCo and the money managers provide that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek best execution. The factors that may be considered in assessing the best execution available for any transaction include the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, the reasonableness of the commission, if any, and the value of research services (as that
27

term is defined in Section 28(e) of the Securities Exchange Act of 1934). In assessing whether the best overall terms have been obtained, RIMCo and the money managers are not obligated to select the broker offering the lowest commission. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with RIC’s procedures adopted in accordance with Rule 17e-1 of the 1940 Act. In the case of securities traded in the over-the-counter market and depending on where the money manager or RIMCo believes best execution is available, portfolio transactions may be effected either (1) on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or (2) on a principal basis at net prices, which include compensation to the broker-dealer in the form of a mark-up or mark-down without commission. A money manager may effect portfolio transactions for the segment of an Underlying Fund’s portfolio assigned to the money manager with a broker-dealer affiliated with RIMCo or the money manager, as well as with brokers affiliated with other money managers. The Underlying Funds effect certain transactions through Russell Implementation Services, Inc. (“RIS”) and its global network of unaffiliated correspondent brokers. RIS is a registered broker and investment adviser and an affiliate of RIMCo. Trades placed through RIS and its correspondents are made (i) to manage trading associated with changes in managers, rebalancing across existing managers, cash flows and other portfolio transitions  for the Underlying Funds or (ii) to execute portfolio securities transactions for the portion of each Fund’s assets that RIMCo determines not to allocate to money managers, including assets RIMCo may manage to manage risk in an Underlying Fund’s investment portfolio and for each Fund’s cash reserves. The Underlying Funds will effect transactions through Recapture Services, a division of BNY ConvergEX Execution Solutions LLC (“Recapture Services”) and its global network of unaffiliated correspondent brokers. Trades placed through Recapture Services and its correspondents are used (i) to obtain research services for RIMCo to assist RIMCo in its investment decision-making process in its capacity as Advisor to the Funds or (ii) to generate commission rebates to the Underlying Funds on whose behalf the trades were made. For purposes of trading to obtain research services for RIMCo or to generate commission rebates to the Underlying Funds, the Underlying Funds’ money managers are requested to, and RIMCo may with respect to transactions it places, effect transactions with or through Recapture Services and its correspondents or other brokers only to the extent that the money managers or RIMCo believe that the Underlying Funds will receive best execution. In addition, RIMCo recommends targets for the amount of trading that money managers direct though Recapture Services based upon several factors including asset class and investment style, among others. Research services provided to RIMCo by Recapture Services or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will generally be obtained from unaffiliated third parties at market rates, which may be included in commission costs. Research provided to RIMCo may benefit the particular Underlying Funds generating the trading activity and may also benefit other Funds within RIC and other funds and clients managed or advised by RIMCo or its affiliates. Similarly, the Underlying Funds may benefit from research provided with respect to trading by those other funds and clients. Decisions concerning the acquisition of research services by RIMCo are approved and monitored by a FRC Soft Commission Committee (“SCC”), which consists principally of employees in research and investment management roles. The SCC acts as an oversight body with respect to purchases of research services acquired by RIMCo using soft commissions generated by funds managed by FRC affiliates, including the Underlying Funds. Recapture Services or other brokers may also rebate to the Underlying Funds a portion of commissions earned on certain trading by the Underlying Funds through Recapture Services and its correspondents in the form of commission recapture. Commission recapture is paid solely to those Underlying Funds generating the applicable commission. Commission recapture is generated on the instructions of the SCC once RIMCo’s research needs have been met. Recapture Services retains a portion of all commissions generated, regardless of whether the trades were used to provide research services to RIMCo or commission recapture to the Underlying Funds. Trades through Recapture Services and its correspondents for transition services and manager funding (i.e., brokerage arrangements designed to reduce costs and optimize performance during the transition of Underlying Fund assets upon the hiring, termination or additional funding of a money manager) are at ordinary and customary commission rates and do not result in commission rebates or accrued credits for the procurement of research related services.
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Additionally, a money manager may independently effect transactions through Recapture Services and its correspondents or a broker affiliated with the money manager or another broker to obtain research services for its own use. Research services provided to a money manager may benefit the Underlying Fund generating the trading activity but may also benefit other funds and clients managed or advised by the money manager. Similarly, the Underlying Funds may benefit from research services provided with respect to trading by those other funds and clients. BROKERAGE COMMISSIONS. During the Underlying Funds’ fiscal years ended October 31, 2011, 2010 and 2009, the total brokerage commissions paid by the Underlying Funds were:
	2011	2010	2009
Russell U.S. Core Equity	$5,575,454	$7,414,842	$8,815,960
Russell U.S. Quantitative Equity	3,040,849	4,494,437	4,783,446
Russell U.S. Small Cap Equity	3,144,829	3,545,647	5,133,690
Russell International Developed Markets	6,808,555	7,793,881	7,552,609
Russell Global Equity	3,448,234	2,934,741	1,688,155
Russell Emerging Markets	3,186,508	2,227,998	2,188,947
Russell Strategic Bond	455,965	503,855	551,819
Russell Investment Grade Bond	78,990	92,779	81,718
Russell Short Duration Bond	39,374	38,901	57,763
Russell Global Infrastructure*	3,180,676	564,396	N/A
Russell Global Real Estate Securities	2,891,685	4,697,304	4,493,790
*	The Russell Global Infrastructure Fund commenced operations on October 1, 2010.
The principal reasons for changes in several Underlying Funds’ brokerage commissions for the three years were (1) changes in Fund asset size, (2) changes in market conditions, (3) changes in money managers of certain Funds, which required substantial portfolio restructurings, resulting in increased securities transactions and brokerage commissions and (4) Fund mergers. The Russell Global Opportunistic Credit, Russell Strategic Bond, Russell Investment Grade Bond, Russell Short Duration Bond and Russell Commodity Strategies Funds normally do not pay a stated brokerage commission on transactions, but may pay brokerage commissions on trading associated with changes in money managers. During the Underlying Funds’ fiscal year ended October 31, 2011, approximately $2,538,355 of the brokerage commissions of the Underlying Funds were directed to brokers who provided brokerage or research services to RIMCo. The research services include, but are not limited to (1) advice either directly or indirectly through publications or writings as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or of purchases or sellers of securities, (2) analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and/or (3) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) or that are required in connection therewith. Gross brokerage commissions received by affiliated broker/dealers from affiliated money managers for the Underlying Funds’ fiscal years ended October 31, 2011, 2010 and 2009 from portfolio transactions effected for the Underlying Funds were as follows:
Fund Name	RIMCo/Money Manager	Affiliated Broker	2011 Total (USD)	Percent of Fund’s Commission	Percent of Fund’s Principal
Russell Emerging Markets Fund
	RIMCo
		Russell Implementation Services, Inc.	527,822	16.564%	9.158%
	UBS Global Asset Management
		UBS Securities LLC	3,658	0.115%	0.082%
Total:			531,480	16.679%	9.240%
Russell Global Equity Fund
	RIMCo
		Russell Implementation Services, Inc.	438,332	12.712%	12.586%
Total:			438,332	12.712%	12.586%
Russell Global Infrastructure Fund
	Macquarie Capital Investment Management LLC
29

Fund Name	RIMCo/Money Manager	Affiliated Broker	2011 Total (USD)	Percent of Fund’s Commission	Percent of Fund’s Principal
Macquarie Group Limited	6,110	0.192%	0.326%
RIMCo
Russell Implementation Services, Inc.	46,135	1.450%	1.891%
Total:	52,245	1.642%	2.217%
Russell Global Real Estate Securities Fund
RIMCo
Russell Implementation Services, Inc.
Total:	0	0.000%	0.000%
Russell International Developed Markets Fund
RIMCo
Russell Implementation Services, Inc.	505,604	7.426%	6.480%
UBS Global Asset Management
UBS Securities LLC	4,087	0.060%	0.026%
Total:	509,691	7.486%	6.505%
Russell Short Duration Bond Fund
RIMCo
Russell Implementation Services, Inc.
Total:	0	0.000%	0.000%
Russell U.S. Core Equity Fund
RIMCo
Russell Implementation Services, Inc.	434,670	7.796%	9.940%
Total:	434,670	7.796%	9.940%
Russell U.S. Quantitative Equity Fund
Mellon Capital Management Corporation
Lynch, Jones & Ryan, Inc.
RIMCo
Russell Implementation Services, Inc.	611,802	20.119%	12.830%
Total:	611,802	20.119%	12.830%
Russell U.S. Small Cap Equity Fund
RIMCo
Russell Implementation Services, Inc.	319,475	10.159%	11.113%
Total:	319,475	10.159%	11.113%
Fund Name	RIMCo/Money Manager	Affiliated Broker	2010 Total (USD)	Percent of Fund’s Commission	Percent of Fund’s Principal
Russell Emerging Markets Fund
RIMCo
Russell Implementation Services, Inc.	25,453	1.142%	0.655%
UBS Global Asset Management
UBS Securities LLC	636	0.029%	0.007%
Total:	26,089	1.171%	0.662%
Russell Global Equity Fund
RIMCo
Russell Implementation Services, Inc.	652,156	22.222%	15.757%
Total:	652,156	22.222%	15.757%
Russell Global Infrastructure Fund
Macquarie Capital Investment Management LLC
Macquarie Group Limited	437	0.077%	0.048%
RIMCo
Russell Implementation Services, Inc.	379,072	67.164%	32.119%
Total:	379,509	67.241%	32.167%
Russell Global Real Estate Securities Fund
RIMCo
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Fund Name	RIMCo/Money Manager	Affiliated Broker	2010 Total (USD)	Percent of Fund’s Commission	Percent of Fund’s Principal
Russell Implementation Services, Inc.	1,357,505	28.900%	28.263%
Total:	1,357,505	28.900%	28.263%
Russell International Developed Markets Fund
RIMCo
Russell Implementation Services, Inc.	827,037	10.611%	8.496%
UBS Global Asset Management
UBS Securities LLC	7,688	0.099%	0.040%
Total:	834,725	10.710%	8.536%
Russell Short Duration Bond Fund
RIMCo
Russell Implementation Services, Inc.
Total:	0	0.000%	0.000%
Russell U.S. Core Equity Fund
RIMCo
Russell Implementation Services, Inc.	994,390	13.411%	11.581%
Total:	994,390	13.411%	11.581%
Russell U.S. Quantitative Equity Fund
Mellon Capital Management Corporation
Lynch, Jones & Ryan, Inc.
RIMCo
Russell Implementation Services, Inc.	1,448,904	32.238%	15.357%
Total:	1,448,904	32.238%	15.357%
Russell U.S. Small Cap Equity Fund
RIMCo
Russell Implementation Services, Inc.	151,670	4.278%	3.584%
Total:	151,670	4.278%	3.584%
Fund Name	RIMCo/Money Manager	Affiliated Broker	2009 Total (USD)	Percent of Fund’s Commission	Percent of Fund’s Principal
Russell Emerging Markets Fund
RIMCo
Russell Implementation Services, Inc.	33,930	1.550%	0.438%
UBS Global Asset Management
UBS Securities LLC	2,439	0.111%	0.264%
Total:	36,369	1.661%	0.702%
Russell Global Equity Fund
RIMCo
Russell Implementation Services, Inc.	310,577	18.397%	8.284%
Total:	310,577	18.397%	8.284%
Russell Global Infrastructure Fund
Macquarie Capital Investment Management LLC
Macquarie Group Limited
RIMCo
Russell Implementation Services, Inc.
Total:	0	0.000%	0.000%
Russell Global Real Estate Securities Fund
RIMCo
Russell Implementation Services, Inc.	247,542	5.509%	4.008%
Total:	247,542	5.509%	4.008%
Russell International Developed Markets Fund
RIMCo
Russell Implementation Services, Inc.	1,462,055	19.358%	6.951%
UBS Global Asset Management
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Fund Name	RIMCo/Money Manager	Affiliated Broker	2009 Total (USD)	Percent of Fund’s Commission	Percent of Fund’s Principal
UBS Securities LLC	5,318	0.070%	0.021%
Total:	1,467,373	19.428%	6.972%
Russell Short Duration Bond Fund
RIMCo
Russell Implementation Services, Inc.	27,690	47.937%	0.452%
Total:	27,690	47.937%	0.452%
Russell U.S. Core Equity Fund
RIMCo
Russell Implementation Services, Inc.	1,114,371	12.640%	6.278%
Total:	1,114,371	12.640%	6.278%
Russell U.S. Quantitative Equity Fund
Mellon Capital Management Corporation
Lynch, Jones & Ryan, Inc.	194,206	4.060%	0.745%
RIMCo
Russell Implementation Services, Inc.	1,446,799	30.246%	8.069%
Total:	1,641,005	34.306%	8.814%
Russell U.S. Small Cap Equity Fund
RIMCo
Russell Implementation Services, Inc.	369,016	7.188%	3.381%
Total:	369,016	7.188%	3.381%
The percentage of total affiliated transactions (relating to trading activity) to total transactions during the fiscal year ended October 31, 2011 for the Underlying Funds was 9.12%. During the Underlying Funds’ fiscal year ended October 31, 2011, the Underlying Funds purchased securities issued by the following regular brokers or dealers as defined by Rule 10b–1 of the 1940 Act, each of which is one of the Underlying Funds’ ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Underlying Funds. The value of broker–dealer securities held as of October 31, 2011, was as follows:
Brokers by Commission
Broker	Russell U.S. Core Equity Fund	Russell U.S. Quantitative Equity Fund	Russell U.S. Small Cap Equity Fund	Russell International Developed Markets Fund	Russell Global Equity Fund	Russell Emerging Markets Fund
Barclays Capital, Inc.				36,673,431	7,725,415
BNY Mellon Securities LLC	7,405,483	5,605,152			17,958,405
Citigroup Inc.	23,502,272	10,404,385	5,800,000	6,847,288	6,319,643	582,227
Credit Suisse First Boston Corp.				7,529,975	17,344,648	10,970
Deutsche Bank Securities, Inc.				4,476,909		656,317
Goldman, Sachs & Co.	16,428,118	5,132,418			18,655,245	15,300,000
HSBC Securities, Inc.				48,279,400	6,538,884	8,964,985
Investment Technology Group, Inc.			967,568
J.P. Morgan Securities, Inc.	91,025,456	47,772,128		4,085,528	33,349,717
Jefferies & Company	2,926,482
KeyBanc Capital Markets, Inc.		9,446,831	2,702,730
Knight Equity Markets LP			3,566,207
Macquarie Group Limited
Merrill Lynch, Pierce, Fenner & Smith, Inc.				3,445,000
Morgan Stanley & Co. Incorporated		11,035,937		30,500,000	9,400,000
Nomura Bank				2,842,423	1,679,234
Royal Bank of Scotland				8,002,082
UBS Securities LLC				23,540,933
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Broker	Russell Strategic Bond Fund	Russell Investment Grade Bond Fund	Russell Short Duration Bond Fund	Russell Global Opportunistic Credit Fund	Russell Global Infrastructure Fund	Russell Global Real Estate Securities Fund
Barclays Capital, Inc.	21,532,636	1,913,277	(780,000)
BNY Mellon Securities LLC
Citigroup Inc.	131,622,239	29,209,125	18,640,896	6,887,447
Credit Suisse First Boston Corp.	52,378,534	19,066,494	8,624,062
Deutsche Bank Securities, Inc.	27,923,240	2,039,606	1,146,821	1,575,362
Goldman, Sachs & Co.	58,952,002	13,205,250	17,725,455
HSBC Securities, Inc.	25,862,090	5,368,568	2,690,455	763,852
Investment Technology Group, Inc.
J.P. Morgan Securities, Inc.	211,226,561	26,588,784	10,614,737	4,363,014
Jefferies & Company
KeyBanc Capital Markets, Inc.		658,932
Knight Equity Markets LP
Macquarie Group Limited					259,746
Merrill Lynch, Pierce, Fenner & Smith, Inc.	56,769,234	13,128,239	15,224,277			1,340,000
Morgan Stanley & Co. Incorporated	154,584,369	52,141,242	39,046,976	1,160,000	3,700,000	(2,386)
Nomura Bank	658,660	1,116,070	1,012,322			3,582,681
Royal Bank of Scotland	16,447,897	3,974,706
UBS Securities LLC	53,600,317	4,531,279	3,146,924			2,400,000
Brokers by Principal (Zero Commissions)
Broker	Russell U.S. Core Equity Fund	Russell U.S. Quantitative Equity Fund	Russell U.S. Small Cap Equity Fund	Russell International Developed Markets Fund	Russell Global Equity Fund	Russell Emerging Markets Fund
ABN AMRO
Banc of America Securities LLC	3,404,482
Banco Santander				20,856,719	15,111,824	12,400,535
Barclays Capital, Inc.				36,673,431	7,725,415
BNP Paribas				9,344,764	11,013,331
Citigroup Inc.	23,502,272	10,404,385	5,800,000	6,847,288	6,319,643	582,227
Credit Suisse First Boston Corp.				7,529,975	17,344,648	10,970
Deutsche Bank Securities, Inc.				4,476,909		656,317
Goldman, Sachs & Co.	16,428,118	5,132,418			18,655,245	15,300,000
HSBC Securities, Inc.				48,279,400	6,538,884	8,964,985
J.P. Morgan Securities, Inc.	91,025,456	47,772,128		4,085,528	33,349,717
Jefferies & Company	2,926,482
Macquarie Group Limited
Merrill Lynch, Pierce, Fenner & Smith, Inc.				3,445,000
Morgan Stanley & Co. Incorporated		11,035,937		30,500,000	9,400,000
Nomura Bank				2,842,423	1,679,234
Royal Bank of Scotland				8,002,082
Skandinaviska Enskilda Banken AB				4,635,993
Standard Bank						10,255,036
State Street Global Markets, LLC		258,496
TD Ameritrade, Inc.		281,904
UBS Securities LLC				23,540,933
Wells Fargo & Co.	63,400,423	15,502,238			15,014,845
33

Broker	Russell Strategic Bond Fund	Russell Investment Grade Bond Fund	Russell Short Duration Bond Fund	Russell Global Opportunistic Credit Fund	Russell Global Infrastructure Fund	Russell Global Real Estate Securities Fund
ABN AMRO		558,770	139,693
Banc of America Securities LLC	187,996,402	19,034,958	97,014,039
Banco Santander	1,627,318	3,276,374	2,890,665
Barclays Capital, Inc.	21,532,636	1,913,277	(780,000)
BNP Paribas	42,000	2,615,700	2,795,873
Citigroup Inc.	131,622,239	29,209,125	18,640,896	6,887,447
Credit Suisse First Boston Corp.	52,378,534	19,066,494	8,624,062
Deutsche Bank Securities, Inc.	27,923,240	2,039,606	1,146,821	1,575,362
Goldman, Sachs & Co.	58,952,002	13,205,250	17,725,455
HSBC Securities, Inc.	25,862,090	5,368,568	2,690,455	763,852
J.P. Morgan Securities, Inc.	211,226,561	26,588,784	10,614,737	4,363,014
Jefferies & Company
Macquarie Group Limited					259,746
Merrill Lynch, Pierce, Fenner & Smith, Inc.	56,769,234	13,128,239	15,224,277			1,340,000
Morgan Stanley & Co. Incorporated	154,584,369	52,141,242	39,046,976	1,160,000	3,700,000	(2,386)
Nomura Bank	658,660	1,116,070	1,012,322			3,582,681
Royal Bank of Scotland	16,447,897	3,974,706
Skandinaviska Enskilda Banken AB
Standard Bank
State Street Global Markets, LLC		684,802
TD Ameritrade, Inc.	3,903,888		1,800,156
UBS Securities LLC	53,600,317	4,531,279	3,146,924			2,400,000
Wells Fargo & Co.	176,832,210	11,589,851	25,447,419
Investment Restrictions, Policies And CERTAIN INVESTMENTS Each Fund’s investment objective is “non-fundamental.” Having a non-fundamental investment objective means that it may be changed without the approval of a majority of each Fund’s shareholders. If a Fund’s investment objective is changed by the Board of Trustees, the Prospectus will be supplemented to reflect the new investment objective. Certain investment policies and restrictions may be  fundamental, which means that they may only be changed with the approval of a majority of each Fund’s shareholders. The vote of a majority of the outstanding voting securities of each Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. Other policies and restrictions may be changed by a Fund without shareholder approval. The Funds’ investment objectives are set forth in their respective Prospectuses. INVESTMENT RESTRICTIONS Each Fund of Funds is subject to the following fundamental investment restrictions. Unless otherwise noted, these restrictions apply on a fund-by-fund basis at the time an investment is being made. The fundamental investment restrictions of the Underlying Funds are listed in the next section. Unless otherwise stated, all restrictions, percentage limitations and credit quality limitations on Fund of Funds investments listed in this SAI apply on a fund-by-fund basis at the time of investment. There would be no violation of any of these requirements unless a Fund fails to comply with any such limitation immediately after and as a result of an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made. No Fund of Funds may:
34

1.	Purchase securities if, as a result of such purchase, the Fund of Funds’ investments would be concentrated within the meaning of the 1940 Act in securities of issuers in a particular industry or group of industries.
Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this investment restriction. This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies. Because of their investment objectives and policies, investments of the Funds of Funds will be concentrated in shares of the Underlying Funds and, therefore, in the mutual fund industry. In accordance with the Fund of Funds’ investment policies set forth in the Fund of Funds’ Prospectus, each of the Funds of Funds may invest in the Underlying Funds without limitation as to concentration. However, each of the Underlying Funds in which each Fund of Funds will invest (other than the Russell Global Real Estate Securities Fund) will not purchase securities, if as a result of such purchase, the Underlying Fund’s investments would be concentrated within the meaning of the 1940 Act. The Russell Global Real Estate Securities Fund may invest in the securities of companies directly or indirectly engaged in the real estate industry without limitation as to concentration.
2.	Purchase or sell real estate; provided that each Fund of Funds may invest in the Russell Global Real Estate Securities Fund, which may own securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.
3.	Purchase or sell commodities except that a Fund of Funds may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.
4.	Borrow money, except that a Fund of Funds may borrow money to the extent permitted by the 1940 Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC.
5.	Act as an underwriter except to the extent a Fund of Funds may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.
6.	Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.
7.	Issue securities senior to the Fund of Funds’ presently authorized shares of beneficial interest except that this restriction shall not be deemed to prohibit a Fund of Funds from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder.
With regard to investment restriction 1, above, the staff of the SEC has taken the position that a fund is concentrated if it invests 25% or more of the value of its total assets in any one industry or group of industries. With regard to investment restriction 1, above, the statement that the Funds of Funds will be concentrated in the mutual fund industry means that the Funds of Funds will only invest in shares of other mutual funds. In accordance with each Fund of Funds’ investment program as set forth in the prospectus, a Fund of Funds may invest more than 25% of its assets in any one Underlying Fund. With regard to investment restriction 1, above, mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. With regard to investment restriction 4, above, this restriction applies constantly and not only at the time a borrowing is made. Each Fund of Funds will also not be concentrated, within the meaning of the 1940 Act, in securities of issuers of a particular industry or group of industries, if the portfolio securities of the Underlying Funds were deemed to be owned directly by the Fund of Funds rather than the Underlying Fund.
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With regard to investment restriction 6, above, each Fund of Funds may lend its portfolio securities in an amount not to exceed 33⅓ % of total fund assets. The Funds of Funds may invest without limit in repurchase agreements, dollar rolls and to-be announced mortgage-backed securities so long as they abide by their investment objective, investment restrictions, and all 1940 Act requirements, including diversification requirements. Loans to affiliated investment companies are not presently permitted by the 1940 Act in the absence of an exemption from the SEC. The Funds have received exemptive relief from the SEC to loan money to affiliated investment companies. With regard to investment restriction 7, above, permitted borrowings refer to borrowings by the Funds of Funds as permitted by the 1940 Act. The Funds of Funds do not invest in illiquid securities. The Funds of Funds do not invest in repurchase agreements. Each Fund of Funds is also subject to the following non-fundamental investment restriction (one that can be changed by the Trustees without shareholder approval): No Fund of Funds may borrow money for purposes of leveraging or investment. Provisional credits related to contractual settlements shall not be considered to be a form of leverage. Under the 1940 Act, each Fund of Funds is presently permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the Fund of Funds must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the company’s other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33⅓ %) of its total assets (including those assets represented by the borrowing). Accordingly, if a Fund were required to pledge assets to secure a borrowing, it would pledge no more than one-third (33⅓ %) of its assets. The Funds of Funds will not purchase additional securities while outstanding cash borrowings exceed 5% of total assets. Investment Restrictions And Policies Of The Underlying Funds Each Underlying Fund’s investment objective, with the exception of Russell U.S. Quantitative Equity Fund, Russell Investment Grade Bond Fund and Russell International Developed Markets Fund, is “non-fundamental.” A non-fundamental investment objective means that it may be changed without the approval of a majority of each Underlying Fund’s shareholders. If an Underlying Fund’s investment objective is changed by the Board of Trustees, the Prospectus will be amended to reflect the new investment objective. Certain investment policies and restrictions may be, and the investment objectives of Russell U.S. Quantitative Equity Fund, Russell Investment Grade Bond Fund and Russell International Developed Markets Fund are, fundamental which means that they may only be changed with the approval of a majority of each Underlying Fund’s shareholders. The vote of a majority of the outstanding voting securities of each Underlying Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Underlying Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Underlying Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Underlying Fund. Other policies and restrictions may be changed by an Underlying Fund without shareholder approval. The Underlying Funds’ investment objectives are set forth in the respective Prospectuses. The Russell Commodity Strategies Fund will look through to the assets of its subsidiary, Russell Cayman Commodity Strategies Fund Ltd. (the “Subsidiary”) for the purposes of complying with the investment restrictions noted below. INVESTMENT RESTRICTIONS. Each Underlying Fund is subject to the following fundamental investment restrictions. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is being made. For purposes of the following investment restrictions, any reference to “Fund(s)” shall mean the Underlying Fund(s). Unless otherwise stated, all restrictions, percentage limitations and credit quality limitations on Underlying Fund investments listed in this SAI apply on a fund by fund basis at the time of investment. There would be no violation of any of these requirements unless a Fund fails to comply with any such limitation immediately after and as a result of an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made. No Underlying Fund may:
1.	Purchase securities if, as a result of such purchase, the Fund’s investments would be concentrated, within the meaning of the 1940 Act, in securities of issuers in a particular industry or group of industries.
Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this investment restriction.
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This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies. This investment restriction shall not apply to the Russell Global Real Estate Securities Fund. The Russell Global Real Estate Securities Fund may invest in the securities of companies directly or indirectly engaged in the real estate industry without limitation as to concentration.
2.	Purchase or sell real estate; provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.
3.	Purchase or sell commodities (physical commodities for the Russell Commodity Strategies Fund) except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.
This restriction shall not prevent the Russell Commodity Strategies Fund from purchasing or selling commodity-linked derivative instruments including swap agreements and commodity-linked structured notes, options, futures contracts with respect to indices or individual commodities and option on futures contracts, or from investing in securities or other instruments backed by physical commodities or by indices.
4.	Borrow money, except that a Fund may borrow money to the extent permitted by the 1940 Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC.
5.	Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.
Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC. Issue securities senior to the Fund’s presently authorized shares of beneficial interest except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder. An additional fundamental policy is that the Russell Tax Exempt Bond Fund will not invest in interests in oil, gas or other mineral exploration or development programs. For purposes of these investment restrictions, the Russell Tax Exempt Bond Fund will consider as a separate issuer each: governmental subdivision (i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia) if its assets and revenues are separate from those of the government body creating it and the security is backed by its own assets and revenues; the non–governmental user of an industrial development bond, if the security is backed only by the assets and revenues of a non–governmental user. The guarantee of a governmental or some other entity is considered a separate security issued by the guarantor as well as the other issuer for Investment Restrictions, industrial development bonds and governmental issued securities. The issuer of all other municipal obligations will be determined by the money manager on the basis of the characteristics of the obligation, the most significant being the source of the funds for the payment of principal and interest. With regard to investment restriction 1, above, the staff of the SEC has taken the position that a fund is concentrated if it invests 25% or more of the value of its total assets in any one industry or group of industries. The Russell Global Real Estate Securities Fund concentrates its investments in real estate securities. For purposes of this investment restriction, the Russell Global Infrastructure Fund defines an “industry” to be those industries defined by reference to the industry and sub-industry classification of the Global Industry Classification Standard (“GICs”) methodology. For all other Underlying Funds, “industry” is defined by reference to the Bloomberg Industry Classification Standard (“BICs”) methodology. With regard to investment restriction 1, above, mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. With regard to investment restriction 4, above, this restriction applies constantly and not only at the time a borrowing is made.
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With regard to investment restriction 6, above, each Fund may lend its portfolio securities in an amount not to exceed 33⅓ % of total fund assets. The Funds may invest without limit in repurchase agreements, dollar rolls and to-be announced mortgage-backed securities so long as they abide by their investment objective, investment restrictions, and all 1940 Act requirements, including diversification requirements. Loans to affiliated investment companies are not presently permitted by the 1940 Act in the absence of an exemption from the SEC. The Underlying Funds have received exemptive relief from the SEC to loan money to affiliated investment companies. With regard to investment restriction 7, above, permitted borrowings refer to borrowings by the Underlying Fund as permitted by the 1940 Act. Each Underlying Fund is also subject to the following non-fundamental investment restriction (one that can be changed by the Trustees without shareholder approval): No Underlying Fund may borrow money for purposes of leveraging or investment. Provisional credits related to contractual settlements shall not be considered to be a form of leverage. Under the 1940 Act, each Underlying Fund is presently permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the Underlying Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the company’s other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33⅓ %) of its total assets (including those assets represented by the borrowing). Accordingly, if a Fund were required to pledge assets to secure a borrowing, it would pledge no more than one-third (33⅓ %) of its assets. The Underlying Funds will not purchase additional securities while outstanding borrowings exceed 5% of total assets. An Underlying Fund may, from time to time, take temporary defensive positions that are inconsistent with the Underlying Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During these times, an Underlying Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities RIMCo believes to be consistent with the Underlying Fund’s best interests. During a period in which any Underlying Fund takes a temporary defensive position, the corresponding Funds may not achieve their investment objectives. The investment objective and principal investment strategies for each of the Underlying Funds are provided in their respective Prospectuses. The following table illustrates the principal and non-principal investments in which the Underlying Funds invest. The Underlying Funds use investment techniques commonly used by other mutual funds. The securities and investment strategies listed below are discretionary, which means that RIMCo or its money managers may or may not use them.
Underlying Fund	Principal Investments	Non-Principal Investments
Russell U.S. Core Equity Fund	Common Stocks Depositary Receipts Options, Futures and Other Financial Instruments Cash Reserves and Being Fully Invested	Preferred Stocks Rights and Warrants Convertible Securities Lending Portfolio Securities REITs Foreign Securities Investment Company Securities and Pooled Investment Vehicles
Russell U.S. Quantitative Equity Fund	Common Stocks Depositary Receipts REITs Cash Reserves and Being Fully Invested Options, Futures and Other Financial Instruments Short Sales	Preferred Stocks Rights and Warrants Convertible Securities Lending Portfolio Securities Foreign Securities Investment Company Securities and Pooled Investment Vehicles
Effective August 15, 2012, the Russell U.S. Quantitative Equity Fund will change its investment strategy from a quantitative investment approach to investing in defensive stocks and discontinue its limited long-short strategy. The Fund will be renamed the Russell U.S. Defensive Equity Fund. In addition, the Russell U.S. Quantitative Equity Fund investments table will be replaced with the Russell U.S. Defensive Equity Fund investments table as follows:
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Underlying Fund	Principal Investments	Non-Principal Investments
Russell U.S. Defensive Equity Fund	Common Stocks Cash Reserves and Being Fully Invested Options, Futures and Other Financial Instruments	Preferred Stocks Rights and Warrants Convertible Securities Lending Portfolio Securities REITS Depositary Receipts Foreign Securities Investment Company Securities and Pooled Investment Vehicles
Underlying Fund	Principal Investments	Non-Principal Investments
Russell U.S. Small Cap Equity Fund	Common Stocks Depositary Receipts REITs Cash Reserves and Being Fully Invested Options, Futures and Other Financial Instruments	Preferred Stocks
Rights and Warrants
Convertible Securities
Lending Portfolio Securities
Illiquid and Restricted Securities
Foreign Securities
Investment Company Securities and Pooled Investment Vehicles
Russell International Developed Markets Fund	Common Stocks
Depositary Receipts
Preferred Stocks
Foreign Securities
Forward Currency Contracts
Investment in Emerging Markets
Cash Reserves and Being Fully Invested
Options, Futures and Other Financial Instruments	Lending Portfolio Securities
Illiquid and Restricted Securities
Synthetic Foreign Equity/Fixed Income Securities
Rights and Warrants
Convertible Securities
Investment Company Securities and Pooled Investment Vehicles
REITs
Russell Global Equity Fund	Common Stocks
Depositary Receipts
Preferred Stocks
Foreign Securities
Forward Currency Contracts
Investment in Emerging Markets
Cash Reserves and Being Fully Invested
Options, Futures and Other Financial Instruments
Lending Portfolio Securities
Illiquid and Restricted Securities
REITs
Synthetic Foreign Equity/Fixed Income Securities
Investment Company Securities and Pooled Investment Vehicles
Rights and Warrants
Convertible Securities
Russell Emerging Markets Fund	Common Stocks
Investment in Emerging Markets
Depositary Receipts
Preferred Stocks
Foreign Securities
Cash Reserves and Being Fully Invested
Options, Futures and Other Financial Instruments
	Illiquid and Restricted Securities	Synthetic Foreign Equity/Fixed Income Securities Investment Company Securities and Pooled Investment Vehicles Rights and Warrants Convertible Securities Lending Portfolio Securities REITs
Russell Global Opportunistic Credit Fund	High Risk Bonds
Investments in Emerging Markets
Corporate Debt Securities
Foreign Government Securities
Loans and Other Direct Indebtedness
Forward Currency Contracts
Foreign Currency Exchange
Brady Bonds
Yankee Bonds and Yankee CDs
Options, Futures and Other Financial Instruments
Synthetic Foreign Equity/Fixed Income Securities
Forward Commitments
Swap Agreements and Swaptions
STRIPS
Illiquid and Restricted Securities
Repurchase Agreements
	Cash Reserves and Being Fully Invested	Preferred Stocks Rights and Warrants Convertible Securities Municipal Obligations Lending Portfolio Securities Investment Company Securities and Pooled Investment Vehicles
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Underlying Fund	Principal Investments	Non-Principal Investments
Russell Strategic Bond Fund	Corporate Debt Securities
Mortgage-Related and Other Asset-Backed Securities
Dollar Rolls
High Risk Bonds
U.S. Government Obligations
Foreign Securities
Options, Futures and Other Financial Instruments
Forward Commitments
Swap Agreements and Swaptions
STRIPS
Loans and Other Direct Indebtedness
Investment in Emerging Markets
Illiquid and Restricted Securities
Credit and Liquidity Enhancements
Variable and Floating Rate Securities
Repurchase Agreements
	Cash Reserves and Being Fully Invested	Municipal Obligations Lending Portfolio Securities Investment Company Securities and Pooled Investment Vehicles Brady Bonds
Russell Investment Grade Bond Fund	Corporate Debt Securities
Mortgage-Related and Other Asset-Backed Securities
Dollar Rolls
U.S. Government Obligations
Foreign Securities
Options, Futures and Other Financial Instruments
Forward Commitments
Swap Agreements and Swaptions
STRIPS
Loans and Other Direct Indebtedness
Investment in Emerging Markets
Illiquid and Restricted Securities
Credit and Liquidity Enhancements
Variable and Floating Rate Securities
Repurchase Agreements
	Cash Reserves and Being Fully Invested	Municipal Obligations Lending Portfolio Securities Investment Company Securities and Pooled Investment Vehicles Brady Bonds
Russell Short Duration Bond Fund	Corporate Debt Securities
Mortgage-Related and Other Asset-Backed Securities
Dollar Rolls
High Risk Bonds
U.S. Government Obligations
Foreign Securities
Options, Futures and Other Financial Instruments
Forward Commitments
Swap Agreements and Swaptions
STRIPS
Loans and Other Direct Indebtedness
Investment in Emerging Markets
Illiquid and Restricted Securities
Credit and Liquidity Enhancements
Variable and Floating Rate Securities
Repurchase Agreements
	Cash Reserves and Being Fully Invested	Lending Portfolio Securities Investment Company Securities and Pooled Investment Vehicles Municipal Obligations Brady Bonds
Russell Commodity Strategies Fund	Options, Futures and Other Financial Instruments
Swap Agreements and Swaptions
Commodity-Linked Derivatives
Wholly-Owned Subsidiary of the Fund
Mortgage-Related and Other Asset-Backed Securities
High Risk Bonds
U.S. Government Obligations
Foreign Securities
Investment in Emerging Markets
	When-Issued Securities and Delayed-Delivery Transactions	Common Stocks Preferred Stocks Convertible Securities Commercial Paper Investment Company Securities and Pooled Investment Vehicles
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Underlying Fund	Principal Investments	Non-Principal Investments
Russell Global Infrastructure Fund	Common Stocks
Infrastructure Companies
Foreign Securities
Investment in Emerging Markets
Forward Currency Contracts
Options, Futures and Other Financial Instruments
Cash Reserves and Being Fully Invested	REITs
Preferred Stocks
Rights and Warrants
Convertible Securities
Depositary Receipts
Synthetic Foreign Equity/Fixed Income Securities
Lending Portfolio Securities
Investment Company Securities and Pooled Investment Vehicles
Illiquid and Restricted Securities
Russell Global Real Estate Securities Fund	Common Stocks REITs Foreign Securities Forward Currency Contracts Investment in Emerging Markets Cash Reserves and Being Fully Invested Options, Futures and Other Financial Instruments	Preferred Stocks
Rights and Warrants
Convertible Securities
Lending Portfolio Securities
Illiquid and Restricted Securities
Depositary Receipts
Investment Company Securities and Pooled Investment Vehicles
The following discussion describes certain investment strategies which the Funds may pursue and certain types of securities in which the Underlying Funds may invest as listed in the foregoing table. Unless otherwise stated, all percentage and credit quality limitations on Underlying Fund investments listed in this SAI apply at the time of investment. There would be no violation of any of these limitations unless an excess or deficiency exists immediately after and as a result of an investment. The Russell U.S. Core Equity, Russell U.S. Quantitative Equity, Russell U.S. Small Cap Equity, Russell International Developed Markets, Russell Global Equity, Russell Emerging Markets, Russell Global Real Estate Securities, Russell Global Infrastructure and Russell Commodity Strategies Funds are referred to collectively as the “Underlying Equity Funds.” The Russell Strategic Bond, Russell Investment Grade Bond and Russell Short Duration Bond and Russell Global Opportunistic Credit Funds are referred to collectively as the “Underlying Fixed Income Funds.” Investment Strategies and Portfolio Instruments. Cash Reserves and Being Fully Invested. An Underlying Fund at times has to sell portfolio securities in order to meet redemption requests. The selling of securities may affect an Underlying Fund’s performance since securities are sold for other than investment reasons. An Underlying Fund can avoid selling its portfolio securities by holding adequate levels of cash to meet anticipated redemption requests (“cash reserves”). The cash reserves may also include cash awaiting investment or to pay expenses. The UnderlyingFunds, like any mutual fund, maintain cash reserves. The Underlying Funds may increase their cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs. An Underlying Fund may hold additional cash in connection with its investment strategy. The Underlying Funds, except the Russell Commodity Strategies Fund, usually, but not always, pursue a strategy to be fully invested by exposing their cash reserves to the performance of certain markets by purchasing equity securities, fixed-income securities and/or derivatives (also known as “equitization”), which typically include index futures contracts, exchange traded fixed income futures contracts and swaps. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts, exchange traded fixed income futures contracts and swaps in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income. Each Underlying Fund invests its cash reserves in the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo and administered by RFSC (the “Cash Management Fund”). RIMCo has waived its 0.05% advisory fee with respect to cash reserves invested in the Cash Management Fund. RFSC charges a 0.05% administrative fee on the cash reserves invested in the Cash Management Fund.
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The Cash Management Fund seeks to preserve principal and provide liquidity and current income. The Cash Management Fund invests in a portfolio of high quality U.S. Dollar denominated money market securities. The dollar-weighted average maturity of the Cash Management Fund’s portfolio is 90 days or less. The Cash Management Fund primarily invests in (1) securities issued by U.S. and foreign banks, commercial paper, including asset-backed commercial paper, and short-term debt of U.S. and foreign corporations and trusts, (2) bank instruments, including certificates of deposit, Eurodollar certificates of deposit, Eurodollar time deposits and Yankee certificates of deposit, (3) Yankee Bonds, (4) funding agreements, (5) other money market funds, (6) demand notes, (7) repurchase agreements, (8) investment-grade municipal debt obligations, (9) securities issued or guaranteed by the U.S. government or its agencies and (10) asset backed securities. An investment in the Cash Management Fund, like any investment, has risks. The principal risks of investing in the Fund are those associated with: active security selection, the ability to maintain a stable $1.00 net asset value, counterparty risk, liquidity risk, market volatility, government intervention in financial markets, possible large redemptions and subscriptions and investing in (1) fixed income securities (including instruments of U.S. and foreign banks and U.S. and foreign corporations), (2) commercial paper (including asset-backed commercial paper), (4) funding agreements, (5) illiquid securities, (6) demand notes and (7) repurchase agreements. Commodity-Linked Derivatives. The Russell Commodity Strategies Fund invests in commodity-linked derivative instruments, such as structured notes, swap agreements, commodity options, futures and options on futures. The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, historically debt securities have tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, historically the prices of certain commodities, such as oil and metals, have tended to increase. Of course, there cannot be any guarantee that derivative instruments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities. In selecting investments for the Underlying Fund’s portfolio, money managers evaluate the merits of the investments primarily through the exercise of their own investment analysis. In the case of derivative instruments, that process may include the evaluation of the underlying commodity, futures contract, index or other economic variables that are linked to the instrument, the issuer of the instrument, and whether the principal of the instrument is protected by any form of credit enhancement or guarantee. The Underlying Fund’s primary method for gaining exposure to the commodities markets is expected to be through commodity-linked structured notes, swap agreements and commodity futures and options, including futures contracts on individual commodities or a subset of commodities and options on them. These instruments have one or more commodity-dependent components. They are derivative instruments because at least part of their value is derived from the value of an underlying commodity index, commodity futures or option contract, index or other readily measurable economic variable. The Underlying Fund will invest in commodity-linked structured notes and swap agreements whose performance is linked to the Dow Jones – UBS Commodity Index Total Return (“DJ-UBS Index”). The Fund will invest in these instruments directly and indirectly through investments in Subsidiary, a wholly owned subsidiary of the Fund formed in the Cayman Islands. Commodity Futures Index. The Russell Commodity Strategies Fund seeks to provide exposure to commodities markets. It is designed to generally achieve positive performance relative to that of the DJ-UBS Index. The DJ-UBS Index is a broadly diversified futures index composed of futures contracts on 20 physical commodities. Currently, five energy products, six metals and nine agricultural products are represented in the index. The Underlying Fund typically will seek to gain exposure to the commodities markets by purchasing or selling commodity-linked derivative instruments, including swap agreements and commodity-linked structured notes, futures and options contracts with respect to indices or individual commodities and options on futures contracts. The Underlying Fund may in the future seek to provide exposure to the commodity markets and returns that correspond to a different diversified commodities futures index. The Underlying Fund does not intend to invest in commodities directly or in instruments linked to individual commodity sectors. Principal Protection. The Russell Commodity Strategies Fund may invest in commodity-linked instruments. Commodity-linked structured notes and certain other commodity-linked instruments may be principal protected, partially protected, or offer no principal protection. A principal protected hybrid instrument means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, the Russell Commodity Strategies Fund will receive at maturity the face or stated value of the note.
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With a principal protected commodity-linked instrument, the Underlying Fund would receive at maturity the greater of the par value of the note or the increase in value of the underlying commodity index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity index. This optionality can be added to an instrument, but only for a cost higher than that of a partially protected (or no protection) instrument. A money manager’s decision on whether to use principal protection depends in part on the cost of the protection. The Underlying Fund will, however, limit commodity-linked notes without principal protection to 10% of its total assets. In addition, the utility of the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and therefore depends on the creditworthiness of the issuer. With full principal protection, the Underlying Fund will receive at maturity of the commodity-linked instrument either the stated par value of the commodity-linked instrument, or, potentially, an amount greater than the stated par value if the underlying commodity index, futures contract or economic variable to which the commodity-linked instrument is linked has increased in value. Partially protected commodity-linked instruments may suffer some loss of principal if the underlying commodity index, futures contract or economic variable to which the commodity-linked instrument is linked declines in value during the term of the commodity-linked instrument. However, partially protected commodity-linked instruments have a specified limit as to the amount of principal that they may lose. The Underlying Fund may also invest in commodity-linked instruments that offer no principal protection. At maturity, there is a risk that the underlying commodity index, futures contract or other economic variable may have declined sufficiently in value such that some or all of the face value of the instrument might not be returned. Some of the instruments that the Fund may invest in may have no principal protection and the instrument could lose all of its value. With a partially-protected or no-principal-protection commodity-linked instrument, the Underlying Fund may receive at maturity an amount less than the instrument’s par value if the commodity index or other economic variable to which the note is linked declines over the term of the note. A money manager, at its discretion, may invest in a partially protected principal structured note or, within the 10% limitation set forth above, a note without principal protection. In deciding to purchase a note without principal protection, a money manager may consider, among other things, the expected performance of the underlying commodity index, commodity futures contract or other economic variable over the term of the note, the cost of the note, and any other economic factors which the money manager believes are relevant. The Underlying Fund does not currently expect to invest more than 25% of its total assets in structured notes under whose terms the potential loss, either at redemption or maturity, is expected to exceed 50% of the face value of the notes, calculated at the time of investment. The Underlying Fund does not currently intend to invest more than 10% of its total assets in notes that mature in more than 19 months. Hedging Strategies. Financial futures contracts may be used by the Underlying Funds during or in anticipation of adverse market events such as, in the case of the Underlying Fixed Income Funds, interest rate changes. For example: if interest rates were anticipated to rise, financial futures contracts may be sold (short hedge) which would have an effect similar to selling bonds. Once interest rates increase, fixed-income securities held in an Underlying Fund’s portfolio may decline, but the futures contract value may increase, partly offsetting the loss in value of the fixed-income security by enabling the Underlying Fund to repurchase the futures contract at a lower price to close out the position. The Underlying Funds may purchase a put and/or sell a call option on a stock index futures contract instead of selling a futures contract in anticipation of an equity market decline. Purchasing a call and/or selling a put option on a stock index futures contract is used instead of buying a futures contract in anticipation of an equity market advance, or to temporarily create an equity exposure for cash reserves until those balances are invested in equities. Options on financial futures are used in a similar manner in order to hedge portfolio securities against anticipated market changes. Risk Associated with Hedging Strategies. There are certain investment risks involved with using futures contracts and/or options as a hedging technique. One risk is the imperfect correlation between price movement of the futures contracts or options and the price movement of the portfolio securities, stock index or currency subject of the hedge. The risk increases for the Russell Tax Exempt Bond Fund since financial futures contracts that may be engaged in are on taxable securities rather than tax exempt securities.  There is no assurance that the price of taxable securities will move in a similar manner to the price of tax exempt securities. Another risk is that a liquid secondary market may not exist for a futures contract causing an Underlying Fund to be unable to close out the futures contract thereby affecting the Underlying Fund’s hedging strategy. In addition, foreign currency options and foreign currency futures involve additional risks. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions could also be adversely affected by (1) other complex foreign, political, legal and economic factors,
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(2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in an Underlying Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume. Lending Portfolio Securities. RIC is a party to an Amended and Restated Securities Lending Authorization Agreement with State Street Bank and Trust Company, an unaffiliated lending agent, pursuant to which an Underlying Fund may lend securities to other parties (typically brokers, dealers, banks or other financial institutions) who may need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The borrower provides the Underlying Fund with collateral in an amount at least equal to the value of the securities loaned. By lending its portfolio securities, an Underlying Fund attempts to increase its net investment income through investment earnings from collateral received or the receipt of negotiated fees on the securities lent. Each Underlying Fund retains most rights of beneficial ownership, including interest or other distributions on the loaned securities. Any gain or loss in the market price of the securities lent that occurs during the term of the loan would be for the account of the Underlying Fund. Voting rights may pass with the lending. An Underlying Fund may call loans to vote proxies if a material issue affecting the investment is to be voted upon. Payments received by an Underlying Fund in lieu of any dividends paid on the loaned securities will not be treated as “qualified dividend income” for purposes of determining what portion of an Underlying Fund’s dividends received by an Underlying Fund and distributed to its shareholders may be taxed at the rates generally applicable to long-term capital gains. If the borrower defaults on its obligations to return the securities lent because of insolvency or other reasons, an Underlying Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays could be greater for foreign securities. If an Underlying Fund is not able to recover the securities lent, an Underlying Fund may sell the collateral and purchase a replacement security in the market. The value of the collateral could decrease below the value of the replacement security or the value of the replacement security could increase above the value of the collateral by the time the replacement security is purchased. The Underlying Funds may invest cash collateral received, at each Underlying Fund’s own risk, in (1) direct obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, (2) high-quality short-term debt instruments eligible for purchase by Russell Investment Company domestic money market mutual funds, (3) repurchase transactions with certain counterparties or (4) registered or unregistered short-term investment funds advised by RIMCo or third parties. Income generated from the investment of the cash collateral is first used to pay any negotiated rebate to the borrower of the securities then to pay for lending transaction costs. Any remaining income is divided between the Fund and the lending agent in accordance with the Amended and Restated Securities Lending Authorization Agreement. An Underlying Fund may incur costs or possible losses in excess of the interest income and fees received in connection with securities lending transactions. To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus any negotiated rebate to the borrower upon termination of the loan, an Underlying Fund must immediately pay the amount of the shortfall to the borrower. No Underlying Fund may lend portfolio securities in an amount that exceeds 33⅓ % of total fund assets. Risk Management. As described in the Prospectus, RIMCo may manage Underlying Fund assets to manage risk in a Fund’s investment portfolio. While RIMCo recognizes that a certain level of risk is necessary to achieve an Underlying Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Underlying Fund’s objectives and strategies. RIMCo monitors risk using a variety of risk measurements such as tracking error for equity funds and duration for fixed income funds. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Underlying Fund’s assets or reallocate assets among money managers for purposes of seeking to manage the Underlying Fund’s risk profile. RIMCo may seek to manage risk in the Underlying Fund’s investment portfolio by increasing cash reserves, not being fully invested, buying and selling portfolio securities, including exchange traded funds or notes, or through the use of various instruments, including futures, options, swaps or short term investments. Additionally, RIMCo may manage assets directly to modify an UnderlyingFund’s portfolio characteristics as a means to manage an Underlying Fund’s risk factor exposures in either a temporary tactical or permanent strategic way with the goal to increase or decrease factor exposures (such as volatility, momentum, value, growth, cap size, sector exposure, style exposure, industry exposure, currency exposure, country risk, credit exposure, mortgage exposure, yield curve positioning or interest rates) or offset undesired benchmark relative over- or under- weights by purchasing a portfolio of common stocks or exchange traded funds for Underlying Equity Funds, or fixed income securities and derivatives (including swaps, forwards and futures) for {var:Underlying] Fixed Income Funds, that it believes will achieve the desired outcome. RIMCo may (1) pursue a passive
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index replication or sampling strategy by selecting an existing index or a subset of an existing index which, in aggregate, represents the desired exposure or (2) utilize either a proprietary or third party quantitative model to identify a portfolio of fixed income securities, derivatives or currencies which, in the aggregate, provide the desired exposure. RIMCo may also enter into foreign exchange currency forwards to hedge currency exposure from a money manager’s investment in fixed income securities denominated in local currency. If RIMCo determines that there is no current need to change an Underlying Fund’s factor exposures or benchmark relative over or under weights, RIMCo may re-allocate these assets to the money managers. Illiquid and Restricted Securities. No more than 15% of an Underlying Fund’s net assets will be invested in securities, including repurchase agreements of more than seven days’ duration, that are illiquid. This limitation is applied at the time of purchase. A security is illiquid if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which an Underlying Fund has valued such security. There may be delays in selling illiquid securities at prices representing their fair value. The Board of Trustees of the Underlying Funds has adopted procedures to permit each Underlying Fund to deem as liquid the following types of securities that are otherwise presumed to be illiquid securities: (i) certain restricted securities that are eligible for resale pursuant to Rule 144A (“Rule 144A Securities”) under the Securities Act of 1933, as amended (the “Securities Act”); (ii) certain commercial paper issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act (“Section 4(2) Paper”); (iii) certain interest-only and principal-only fixed mortgage-backed securities issued by the United States government or its agencies and instrumentalities (collectively, “Eligible MBS”); (iv) certain municipal lease obligations and certificates of participation in municipal lease obligations (collectively, “Municipal Lease Obligations”); and (v) certain restricted debt securities that are subject to unconditional puts or demand features exercisable within seven days (“Demand Feature Securities”). The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by the Underlying Funds pursuant to Rule 144A) may be negotiated at the time such securities are purchased by an Underlying Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, an Underlying Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. An Underlying Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities. Interfund Lending. The Funds  and Underlying Funds have been granted permission from the SEC to participate in a joint lending and borrowing facility (the “Credit Facility”). The Funds  and Underlying Funds may borrow money from each other for temporary purposes. All such borrowing and lending will be subject to a participating fund’s fundamental investment limitations. Typically, the Funds  and Underlying Funds will borrow from the Russell Money Market Fund. The Russell Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the Portfolio Manager determines it is in the best interest of the Russell Money Market Fund. The Funds  and Underlying Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice and may be repaid on any day by the borrowing fund. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the Russell Money Market Fund could result in reduced returns and/or additional borrowing costs. When-Issued Securities and Delayed-Delivery Transactions. The Russell Commodity Strategies Fund may utilize its assets to purchase securities on a “when-issued” basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). The Underlying Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if the money manager deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When the Russell Commodity Strategies Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Underlying Fund’s commitment. It may be
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expected that the Underlying Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Underlying Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Underlying Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous. Investment Company Securities and Pooled Investment Vehicles. The Underlying Funds may invest in securities of other open-end or closed-end investment companies. If an Underlying Fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the adviser), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investments in the securities of companies listed and traded on the stock exchanges in these countries are permitted through pooled investment vehicles or investment funds that have been specifically authorized. Exchange Traded Funds or “ETFs.” The Underlying Funds may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500® or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give an Underlying Fund exposure to the securities comprising the index on which the ETF is based, and the Underlying Funds will gain or lose value depending on the performance of the index. ETFs have expenses, including advisory and administrative fees paid by ETF shareholders, and, as a result, an investor in the Underlying Funds is subject to a duplicate level of fees if an Underlying Fund invests in ETFs. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the Underlying Funds intend to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. If available, the Underlying Funds may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by the Fund trades at a discount to net asset value, the Fund could lose money even if the securities in which the ETF invests go up in value. Short Sales. The Russell Global Opportunistic Credit, Russell U.S. Quantitative Equity and Russell Commodity Strategies Funds may utilize short selling strategies. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. The Underlying Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Underlying Fund replaces the borrowed security. The Underlying Fund will realize a gain if the security declines in price between those dates. The making of short sales exposes the Underlying Fund to the risk of liability for the market value of the security that is sold (the amount of which liability increases as the market value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position. Although the Underlying Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. The proceeds of the short sale will be retained as collateral in a segregated account for the broker’s benefit at the Underlying Fund’s custodian, to the extent necessary to meet margin requirements, until the short position is closed out. Until an Underlying Fund replaces a borrowed security in connection with a short sale, the Underlying Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC (e.g., taking an offsetting long position in the security sold short).
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Short Sales “Against the Box.” The Russell Commodity Strategies Fund may utilize a short sale that is “against the box.” A short sale is “against the box” to the extent that the Russell Commodity Strategies Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. Not more than 10% of the Underlying Fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time. The Underlying Fund does not intend to engage in short sales against the box for investment purposes. The Underlying Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Underlying Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Underlying Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Underlying Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Underlying Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. Foreign Securities Investment in Foreign Securities. The Underlying Funds may invest in foreign (non-U.S.) securities traded on U.S. or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States. To the extent that an Underlying Fund’s principal investment strategies involve foreign (non-U.S.) securities, an Underlying Fund may tend to have a greater exposure to liquidity risk. Investment in Emerging Markets. The Underlying Equity Funds may invest in emerging markets stocks. The Underlying Fixed Income Funds may invest in the following types of emerging market debt: bonds; notes and debentures of emerging market governments; debt and other fixed-income securities issued or guaranteed by emerging market government agencies, instrumentalities or central banks; and other fixed-income securities issued or guaranteed by banks or other companies in emerging markets which the money managers believe are suitable investments for the Underlying Funds. Emerging markets consist of countries determined by the money managers of an Underlying Fund to have developing or emerging economies and markets. These countries generally include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Foreign investment may include emerging market stock and emerging market debt. Risks Associated with Emerging Markets. The considerations outlined above when making investments in foreign securities also apply to investments in emerging markets. The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Because the Underlying Funds’ foreign securities will generally be denominated in foreign currencies, the value of such securities to the Underlying Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Underlying Funds’ foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market countries’ currencies may not be internationally traded. Certain of these currencies have experienced devaluations relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
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Investments in emerging market country government debt securities involve special risks. Certain emerging market countries have historically experienced high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result, a government obligor may default on its obligations. If such an event occurs, an Underlying Fund may have limited legal recourse against the issuer and/or guarantor. Foreign Government Securities. Foreign government securities which the Underlying Funds may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of “quasi-government agencies” and debt securities denominated in multinational currency units of an issuer. The recent global economic crisis brought several European governments close to bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all recently experienced large public budget deficits, the effects of which remain unknown and may slow the overall recovery of European economies from the recent global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or multilateral agencies and offices. Such assistance may require a country to implement reforms or reach a certain level of performance. If a country receiving assistance fails to reach certain objectives or receives an insufficient level of assistance it could cause a deep economic downturn which could significantly affect the value of a Fund’s European investments. Privatizations. The Russell Commodity Strategies Fund may invest in privatizations (i.e., foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Underlying Fund, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful. Synthetic Foreign Equity/Fixed Income Securities (also referred to as International Warrants, Local Access Products, Participation Notes or Low Exercise Price Warrants). The Russell Global Equity, Russell International Developed Markets, Russell Emerging Markets and Russell Global Infrastructure Funds may invest in local access products. Local access products, also called participation notes, are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive a cash payment relating to the value of the underlying security or securities. The instruments may or may not be traded on a foreign exchange. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be exercisable in the American style, which means that they can be exercised at any time on or before the expiration date of the instrument, or exercisable in the European style, which means that they may be exercised only on the expiration date. Local access products have an exercise price, which is fixed when they are issued. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to Counterparty risk, liquidity risk, currency risk and the risks associated with investment in foreign securities. In the case of any exercise of the instruments, there may be a time delay between the time a holder gives instructions to exercise and the time the price of the security or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the local access products may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the local access products may become worthless resulting in a total loss of the purchase price. Equity Linked Notes. The Russell Global Equity, Russell International Developed Markets and Russell Emerging Markets Funds may invest in equity linked notes, which are instruments whose return is determined by the performance of a single equity security, a basket of equity securities or an equity index. The principal payable at maturity is based on the current price of the linked security, basket or index. Equity linked notes are generally subject to the risks associated with the securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity-linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and Counterparty risk.
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Foreign Currency Exchange. Since the Underlying Funds may invest in securities denominated in currencies other than the U.S. dollar, and since the Underlying Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Underlying Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Underlying Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Underlying Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Underlying Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. Equity Securities Common Stocks. The Underlying Funds may invest in common stocks, which are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Preferred Stocks. The Underlying Funds may invest in preferred stocks, which are shares of a corporation or other entity that pay dividends at a specified rate and have precedence over common stock in the payment of dividends. If the corporation or other entity is liquidated or declares bankruptcy, the claims of owners of preferred stock will have precedence over the claims of owners of common stock, but not over the claims of owners of bonds. Some preferred stock dividends are non-cumulative, but some are “cumulative,” meaning that they require that all or a portion of prior unpaid dividends be paid to preferred stockholders before any dividends are paid to common stockholders. Certain preferred stock dividends are “participating” and include an entitlement to a dividend exceeding the specified dividend rate in certain cases. Investments in preferred stocks carry many of the same risks as investments in common stocks and debt securities. Convertible Securities. The Underlying Funds may invest in convertible securities, which entitle the holder to acquire the issuer’s common stock by exchange or purchase for a predetermined rate. Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation’s capital structure. They are consequently of higher quality and entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Underlying Funds may purchase convertible securities rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB or lower by Standard & Poor’s Ratings Group (“S&P”) or BB+ or lower by Fitch Investors Services, Inc. (“Fitch”) and may also purchase non-rated securities considered by the manager to be of comparable quality. Although the Underlying Funds select these securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the Underlying Funds, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities. Rights and Warrants. The Underlying Funds may invest in rights and warrants. Rights and warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Rights are similar to warrants but typically have shorter durations and are offered to current stockholders of the issuer. Changes in the value of a right or a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a right or a warrant may be more volatile than the price of its underlying security, and a right or a warrant may offer greater potential for capital loss. Real Estate Investment Trusts or “REITs.” The Underlying Equity Funds may invest in REITs. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A
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mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. For the Russell Global Real Estate Securities Fund, it is anticipated, although not required, that under normal circumstances a majority of the Fund’s investments in REITs will consist of securities issued by equity REITs. An Underlying Fund’s investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. Mortgage REITs may be affected by the creditworthiness of the borrower. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. An Underlying Fund’s investments in REITs is also subject to changes in availability of debt financing, heavy cash flow dependency, tenant defaults, self-liquidation, and, for U.S. REITs, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended (the “Code”) or failing to maintain exemption from the 1940 Act. By investing in REITs indirectly through the Underlying Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Underlying Fund. Depositary Receipts. The Underlying Equity Funds may hold securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”) and European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other securities convertible into securities of eligible non-U.S. issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. GDRs are traded on major stock exchanges, particularly the London SEAQ International trading system. For purposes of an Underlying Fund’s investment policies, the Underlying Fund’s investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted. ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. Unsponsored depositary receipts tend to trade over the counter, and are issued without the involvement of the underlying non-US company whose stock underlies the depositary receipts. Shareholder benefits, voting rights and other attached rights may not be extended to the holder of an unsponsored depositary receipt. The Underlying Funds may invest in sponsored and unsponsored ADRs. “Special Situation” Companies. The Russell Commodity Strategies Fund may invest in “special situation companies.” “Special situation companies” are companies involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation
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company” may decline significantly. The Russell Commodity Strategies Fund believes, however, that if a money manager analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, it may assist the Underlying Fund in achieving its investment objective. There can be no assurance, however, that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated. Investment in Unseasoned Companies. The Russell Commodity Strategies Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record. Master Limited Partnerships (“MLPs”). The Underlying Equity Funds may invest in MLPs. An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Underlying Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for Federal income tax purposes. Debt Instruments and Money Market Instruments To the extent an Underlying Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. An Underlying Fund’s investments in debt securities with longer terms to maturity are subject to greater volatility than an Underlying Fund’s shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. U.S. Government Obligations. The types of U.S. government obligations the Funds  and Underlying Funds may purchase include: (1) a variety of U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills at time of issuance have maturities of one year or less, (b) U.S. Treasury notes at time of issuance have maturities of one to ten years and (c) U.S. Treasury bonds at time of issuance generally have maturities of greater than ten years; (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities and supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to such U.S. government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future, other than as set forth above, since it is not obligated to do so by law. Accordingly, such U.S. government obligations may involve risk of loss of principal and interest. The Underlying Funds may invest in fixed-rate and floating or variable rate U.S. government obligations. The Underlying Funds may purchase U.S. government obligations on a forward commitment basis. The Underlying Fixed Income Funds may also purchase Treasury Inflation Protected Securities (“TIPS”). TIPS are U.S. Treasury securities issued at a fixed rate of interest but with principal adjusted every six months based on changes in the Consumer Price Index. As changes occur in the inflation rate, as represented by the designated index, the value of the security’s principal is adjusted by the same proportion. If the inflation rate falls, the principal value of the security will be adjusted downward, and consequently, the interest payable on the securities will be reduced. STRIPS. The Underlying Fixed Income Funds may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically but accrue interest until maturity. STRIPS tend to be subject to the same risks as zero coupon securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Repurchase Agreements. The Underlying Fixed Income Funds may enter into repurchase agreements. A repurchase agreement is an agreement under which the Underlying Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the
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next business day). The resale price reflects an agreed upon interest rate effective for the period the security is held by the Underlying Fund and is unrelated to the interest rate on the security. The securities acquired by the Underlying Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by the Underlying Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. Subject to the overall limitations described in “Illiquid Securities”, an Underlying Fund will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. Risk Factors. The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Underlying Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities are collateral for a loan by the Underlying Fund not within its control and therefore the realization by the Underlying Fund on such collateral may be automatically stayed. It is possible that the Underlying Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement. Reverse Repurchase Agreements and Dollar Rolls. The Underlying Fixed Income Funds may enter into reverse repurchase agreements. A reverse repurchase agreement is a transaction whereby an Underlying Fund transfers possession of a portfolio security to a bank or broker–dealer in return for a percentage of the portfolio security’s market value. The Underlying Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Underlying Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of an Underlying Fund equal in value to the repurchase price, including any accrued interest, will be segregated on the Underlying Fund’s records while a reverse repurchase agreement is in effect. Reverse repurchase agreements are subject to the risk that the other party may fail to return the security in a timely manner or at all. An Underlying Fund may lose money if the market value of the security transferred by the Underlying Fund declines below the repurchase price. Reverse repurchase agreements may be considered a form of borrowing for some purposes. The Underlying Fixed Income Funds may purchase dollar rolls. A “dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, an Underlying Fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association (“GNMA”), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an Underlying Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which an Underlying Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Underlying Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to an Underlying Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered. An Underlying Fund’s obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Underlying Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Underlying Funds’ restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to an Underlying Fund’s overall limitations on investments in illiquid securities. Successful use of mortgage dollar rolls depends on an Underlying Fund’s ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that market value of the securities an Underlying Fund is required to purchase may decline below the agreed upon repurchase price. Corporate Debt Securities. The Underlying Fixed Income Funds and the Underlying Equity Funds may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investments in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer’s equity securities. The Underlying Funds may also invest in debt securities that are accompanied by warrants which are convertible into the issuer’s equity securities, which have similar characteristics. See “Equity Securities” above for a fuller description of convertible securities.
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The Russell Global Infrastructure Fund may invest in corporate debt securities issued by infrastructure companies. Securities Issued in Connection with Reorganizations and Corporate Restructuring. In connection with reorganizing or restructuring of an issuer or its capital structure, an issuer may issue common stock or other securities to holders of debt instruments. An Underlying Fixed Income Fund may hold such common stock and other securities even though it does not ordinarily purchase or may not be permitted to purchase such securities. Zero Coupon Securities. The Underlying Fixed Income Funds may invest in zero coupon securities. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Zero coupon securities trade at a discount from their par value and are subject to greater fluctuations of market value in response to changing interest rates. Government Zero Coupon Securities. The Russell Commodity Strategies Fund may invest in (i) Government Securities that have been stripped of their unmatured interest coupons, (ii) the coupons themselves and (iii) receipts or certificates representing interests in stripped Government Securities and coupons (collectively referred to as “Government zero coupon securities”). Mortgage-Related And Other Asset-Backed Securities. The forms of mortgage-related and other asset-backed securities the Underlying Fixed Income Funds may invest in include the securities described below. Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are generally made monthly. The securities are “pass-through” securities because they provide investors with monthly payments of principal and interest which in effect are a “pass-through” of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor. The principal governmental issuer of such securities is the Government National Mortgage Association (“GNMA”), which is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government related issuers include the Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the United States created pursuant to an Act of Congress, and which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association (“FNMA”), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”) are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage passthrough securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes (or “tranches”), with each class bearing a different stated maturity. Asset-Backed Securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit liquidity support, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value. If the credit enhancement held by an Underlying Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Underlying Fund may experience loss or delay in receiving payment and a decrease in the value of the security. To-Be-Announced Mortgage-Backed Securities. The Underlying Fixed Income Funds and the Russell Commodity Strategies Fund may invest in to-be-announced mortgage-backed securities. As with other delayed-delivery transactions, a seller agrees to issue a to-be-announced mortgage-backed security (a “TBA”) at a future date. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, the Underlying Fund agrees to accept any mortgage-backed security that meets specified terms. Thus, the Underlying Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Underlying Fund.
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Risk Factors. The value of an Underlying Fund’s mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The quality and value of the underlying assets may decline, or default. This has become an increasing risk for collateral related to sub-prime, Alt-A and non-conforming mortgage loans, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of an Underlying Fund’s portfolio at the time the Underlying Fund receives the payments for reinvestment. Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk. MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities. Through its investments in MBS, including those that are issued by private issuers, an Underlying Fund may have exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-governmental MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans. Unlike MBS issued or guaranteed by the U.S. government or a government sponsored entity (e.g., Fannie Mae (the Federal National Mortgage Association) and Freddie Mac (the Federal Home Loan Mortgage Corporation), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.
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Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in an Underlying Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. Asset-backed securities may include MBS, loans, receivables or other assets. The value of the Underlying Fund’s asset-backed securities may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments, which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying asset-backed securities have become an increasing risk for asset-backed securities that are secured by home-equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market. Asset-backed securities (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Underlying Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Underlying Funds to dispose of any then existing holdings of such securities. Structured Investment Vehicles. Certain investments in derivatives, including structured instruments as well as investments in mortgage-backed securities and asset-backed securities, involve the purchase of securities from structured investment vehicles (SIVs). SIVs are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit ratings. Investments in SIVs present Counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments. Because SIVs depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the SIVs may have to liquidate assets at a loss. Also, with respect to SIVs assets in finance companies, the Underlying Fund may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the Underlying Fund. Collateralized Loan Obligations. The Underlying Fixed Income Funds may invest in collateralized loan obligations (“CLOs”). CLOs are special purpose entities which are collateralized mainly by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees. Payments of principal and interest are passed through to investors in a CLO and divided into several tranches of rated debt securities and typically at least one tranche of unrated subordinated securities, which may be debt or equity (“CLO Securities”). CLO Securities generally receive some variation of principal and/or interest installments and, with the exception of certain subordinated securities, bear different interest rates. If there are defaults or a CLO’s collateral otherwise underperforms, scheduled payments to senior tranches typically take priority over less senior tranches.
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Risk Factors. In addition to normal risks associated with debt obligations and fixed income and/or asset-backed securities as discussed elsewhere in this SAI and the Prospectus (e.g., credit risk, interest rate risk, market risk, default risk and prepayment risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments and one or more tranches may be subject to up to 100% loss of invested capital; (ii) the quality of the collateral may decline in value or default; (iii) the Underlying Fixed Income Funds may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. A CLO’s investments in its underlying assets may be CLO Securities that are privately placed and thus are subject to restrictions on transfer to meet securities law and other legal requirements. In the event that any Underlying Fixed Income Fund does not satisfy certain of the applicable transfer restrictions at any time that it holds CLO Securities, it may be forced to sell the related CLO Securities and may suffer a loss on sale. CLO Securities generally will be considered illiquid as there may be no secondary market for the CLO Securities. Loans and Other Direct Indebtedness. The Underlying Fixed Income Funds may purchase loans or other direct indebtedness, or participations in loans or other direct indebtedness, that entitles the acquiror of such interest to payments of interest, principal and/or other amounts due under the structure of the loan or other direct indebtedness. In addition to being structured as secured or unsecured, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. Risk Factors. Loans and other direct indebtedness involve the risk that an Underlying Fund will not receive payment of principal, interest and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer an Underlying Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by an Underlying Fund may involve revolving credit facilities or other standby financing commitments which obligate an Underlying Fund to pay additional cash on a certain date or on demand. These commitments may require an Underlying Fund to increase its investment in a company at a time when that Underlying Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that an Underlying Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high-grade debt obligations in an amount sufficient to meet such commitments. As an Underlying Fund may be required to rely upon another lending institution to collect and pass onto the Underlying Fund amounts payable with respect to the loan and to enforce the Underlying Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Underlying Fund from receiving such amounts. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Underlying Fund. In purchasing loans or loan participations, an Underlying Fund assumes the credit risk associated with the corporate buyer and may assume the credit risk associated with the interposed bank or other financial intermediary. The participation may not be rated by a nationally recognized rating service. Further, loan participations may not be readily marketable and may be subject to restrictions on resale. Loan participations are generally illiquid investments and are priced through a nationally recognized pricing service which determines loan prices by surveying available dealer quotations. If the corporate borrower defaults on its obligations, an Underlying Fund may end up owning the underlying collateral. Brady Bonds. The Underlying Fixed Income Funds may invest in Brady Bonds, the products of the “Brady Plan,” under which bonds are issued in exchange for cash and certain of a country’s outstanding commercial bank loans. The Brady Plan offers relief to debtor countries that have effected substantial economic reforms. Specifically, debt reduction and structural reform are the main criteria countries must satisfy in order to obtain Brady Plan status. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily U.S.-dollar) and are actively traded on the over-the-counter market. Bank Instruments. The Underlying Fixed Income Funds may invest in bank instruments, which include Eurodollar certificates of deposit (“ECDs”), Eurodollar time deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”).
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Risk Factors. ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are U.S. dollar denominated certificates of deposit issued by foreign branches of U.S. and foreign banks; ETDs are U.S. dollar denominated time deposits in a foreign branch of a U.S. bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information. High Risk Bonds. The Underlying Fixed Income Funds and Underlying Equity Funds may invest their assets in securities rated BBB- or lower by S&P, Baa3 or lower by Moody’s or BBB- or lower by Fitch (using highest of split ratings), or in unrated securities judged by the money managers to be of similar credit quality to those designations. Securities rated BBB- by S&P, Baa3 by Moody’s or BBB- by Fitch are the lowest ratings which are considered “investment grade,” although Moody’s considers securities rated Baa3, S&P considers bonds rated BBB- and Fitch considers bonds rated BBB-, to have some speculative characteristics. The Underlying Fixed Income Funds may be required by their Prospectus or investment guidelines to dispose of, in a prudent and orderly fashion, a security if its ratings drop below these minimum ratings. Risks Associated with High Risk Bonds. These lower rated debt securities are commonly referred to as “junk bonds.” Lower rated debt securities, or junk bonds, generally offer a higher yield than that available from higher grade issues but involve higher risks because they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Conversely, periods of economic expansion or falling interest rates enhance the ability of issuers to make payments of principal and interest and decrease the possibility of default. The market for lower rated debt securities is generally thinner and less active than that for higher quality securities, which would limit an Underlying Fund’s ability to sell such securities at fair value in response to changes in the economy or the financial markets. While such debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions. Securities rated BBB- by S&P Baa3 by Moody’s or BBB by Fitch may involve greater risks than securities in higher rating categories. Securities receiving S&P’s BBB- rating are regarded as having adequate capacity to pay interest and repay principal. Such securities typically exhibit adequate investor protections but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rating categories. For further description of the various rating categories, see “Ratings of Debt Instruments.” Securities possessing Moody’s Baa3 rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security is judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well. Securities possessing Fitch’s BBB- rating indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category. Lower rated or unrated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations in response to changing interest rates. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, an Underlying Fund may incur additional expenses to seek financial recovery. In addition, the markets in which low rated or unrated debt securities are traded are generally thinner, more limited and less active than those for higher rated securities. The existence of limited markets for particular securities may diminish an Underlying Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Underlying Fund’s Shares.
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Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of other investment grade securities, and the ability of an Underlying Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Underlying Fund was investing only in investment grade securities. The money managers of the Underlying Funds may use ratings to assist in investment decisions. Ratings of debt securities represent a rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than a rating indicates. Auction Market and Remarketed Preferred Stock. The Underlying Fixed Income Funds  and the Russell Commodity Strategies Fund may purchase certain types of auction market preferred stock (“AMPS”) or remarketed preferred stock (“RPS”) subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing, which are typically held weekly, is successful. If the auction or remarketing fails, the holder of certain types of AMPS or RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or Counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors. Alternative Minimum Tax Bonds. The Russell Commodity Strategies Fund may invest without limit in “Alternative Minimum Tax Bonds,” which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate “alternative minimum tax.” The alternative minimum tax is a special tax that applies to taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by the Underlying Fund may be lower than those from other Municipal Obligations acquired by the Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds. Event-Linked Bonds. The Russell Commodity Strategies Fund may invest in “event-linked bonds.” Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Underlying Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Underlying Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Underlying Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund. Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. The Russell Commodity Strategies Fund’s investments in fixed income securities may include deferred interest, pay-in-kind (“PIK”) and capital appreciation bonds. Deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of
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their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality. PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment. Deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Underlying Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Underlying Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, the Underlying Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Underlying Fund. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. Municipal Debt Instruments. The recent economic downturn and budgetary constraints have made municipal securities more susceptible to downgrade, default and bankruptcy. In addition, difficulties in the municipal securities markets could result in increased illiquidity, price volatility and credit risk, and a decrease in the number of municipal securities investment opportunities. The value of municipal securities may also be affected by uncertainties involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. These uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Municipal Obligations and Bonds. The Underlying Fixed Income Funds and the Russell Commodity Strategies Fund may invest in “municipal obligations.” Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which may be exempt from federal income tax in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes and certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. Municipal bonds generally have maturities of more than one year when issued and have two principal classifications — General Obligation Bonds and Revenue Bonds. General Obligation Bonds – are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue Bonds – are payable only from the revenues derived from a particular facility or group of facilities or from the proceeds of special excise or other specific revenue service. Industrial Development Bonds – are a type of revenue bond and do not generally constitute the pledge of credit of the issuer of such bonds but rather the pledge of credit by the core obligor. The payment of the principal and interest on such bonds is dependent on the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Industrial development bonds are issued by or on behalf of public authorities to raise money to finance public and private facilities for business, manufacturing, housing, ports, pollution control, airports, mass transit and other similar type projects. Municipal Notes. The Underlying Fixed Income Funds and the Russell Commodity Strategies Fund may invest in municipal notes. Municipal notes generally have maturities of one year or less when issued and are used to satisfy short-term capital needs. Municipal notes include: Tax Anticipation Notes – issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues.
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Bond Anticipation Notes – issued in expectation of a municipality issuing a long-term bond in the future. Usually the long-term bonds provide the money for the repayment of the notes. Revenue Anticipation Notes – issued in expectation of receipt of other types of revenues such as certain federal revenues. Construction Loan Notes – sold to provide construction financing and may be insured by the Federal Housing Administration. After completion of the project, FNMA or GNMA frequently provides permanent financing. Pre-Refunded Municipal Bonds – bonds no longer secured by the credit of the issuing entity, having been escrowed with U.S. Treasury securities as a result of a refinancing by the issuer. The bonds are escrowed for retirement either at original maturity or at an earlier call date. Tax Free Commercial Paper – a promissory obligation issued or guaranteed by a municipal issuer and frequently accompanied by a letter of credit of a commercial bank. It is used by agencies of state and local governments to finance seasonal working capital needs, or as short-term financing in anticipation of long-term financing. Variable Rate Demand Notes – long-term, taxable, or tax-exempt bonds issued on a variable rate basis that can be tendered for purchase at par whenever rates reset upon contractual notice by the investor. The bonds tendered are then resold by the remarketing agent in the secondary market to other investors. Variable Rate Demand Notes can be converted to a long term fixed rate security upon appropriate notice by the issuer. The Underlying Funds’ money managers will continually monitor the pricing, quality and liquidity of the floating and variable rate demand instruments held by the Underlying Funds. Tax Free Participation Certificates – tax free floating, or variable rate demand notes which are issued by a municipal or governmental entity that sells a participation in the note. They are usually purchased by the Russell Commodity Strategies Fund to maintain liquidity. The Underlying Funds’ money managers will continually monitor the pricing, quality and liquidity of the participation certificates. A participation certificate gives an Underlying Fund an undivided interest in the municipal obligation in the proportion that the Underlying Fund’s participation interest bears to the total principal amount of the municipal obligation and provides the demand feature described below. Each participation is backed by: an irrevocable letter of credit or guaranty of a bank which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation; or an insurance policy of an insurance company that the money manager has determined meets the prescribed quality standards for the Underlying Fund. The Underlying Fund has the right to sell the participation certificate back to the institution and draw on the letter of credit or insurance on demand after thirty days’ notice for all or any part of the full principal amount of the Underlying Fund’s participation interest in the security plus accrued interest. The Underlying Funds’ money managers intend to exercise the demand feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Underlying Funds in order to make redemptions of Fund Shares, or (3) to maintain the required quality of its investment portfolios. The institutions issuing the participation certificates will retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by an Underlying Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. The Underlying Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance. The Underlying Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be a capitalized expense of the Underlying Fund. Demand Notes. The Underlying Fixed Income Funds may purchase obligations with the right to a “put” or “stand-by commitment.” A “put” on a municipal obligation obligates the seller of the put to buy within a specified time and at an agreed upon price a municipal obligation the put is issued with. A stand-by commitment is a commitment by an underwriter to purchase for resale any part of a new issue offered to current shareholders in a rights offering which remains unsubscribed. The Russell Commodity Strategies Fund may also invest in demand notes. Demand notes are obligations with the right to a “put,” obligating the provider of the put to buy the security within a specified time and at an agreed upon price. Variable rate demand notes are floating rate instruments with terms of as much as 40 years which pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. Liquidity is provided with a put feature, which allows the holder to put the security at par plus accrued interest on any interest rate reset date, usually with one or seven days notice. Variable rate demand notes almost always have credit enhancement in the form of either a letter of credit or bond insurance.
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The Underlying Funds will enter into put and stand-by commitments with institutions such as banks and broker-dealers that the Underlying Funds’ money managers continually believe satisfy the Underlying Funds’ credit quality requirements. Risk Factors. The ability of the Underlying Funds to exercise the put or stand-by commitment may depend on the seller’s ability to purchase the securities at the time the put or stand-by commitment is exercised or on certain restrictions in the buy back arrangement. Such restrictions may prohibit the Underlying Funds from exercising the put or stand-by commitment except to maintain portfolio flexibility and liquidity. In the event the seller would be unable to honor a put or stand-by commitment for financial reasons, the Underlying Funds may, in the opinion of Underlying Funds’ management, be a general creditor of the seller. There may be certain restrictions in the buy back arrangement which may not obligate the seller to repurchase the securities. (See “Certain Investments — Municipal Notes — Tax Free Participation Certificates.”) The Underlying Funds may purchase from issuers floating or variable rate municipal obligations some of which are subject to payment of principal by the issuer on demand by the Underlying Funds (usually not more than thirty days’ notice). The Underlying Funds may also purchase floating or variable rate municipal obligations or participations therein from banks, insurance companies or other financial institutions which are owned by such institutions or affiliated organizations. Each participation is usually backed by an irrevocable letter of credit, or guaranty of a bank or insurance policy of an insurance company. Variable Amount Master Demand Notes. The Underlying Fixed Income Funds may invest in variable amount master demand notes. Variable amount master demand notes are unsecured obligations redeemable upon notice that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. A variable amount master demand note differs from ordinary commercial paper in that (1) it is issued pursuant to a written agreement between the issuer and the holders, (2) its amount may, from time to time, be increased (may be subject to an agreed maximum) or decreased by the holder of the issue, (3) it is payable on demand, (4) its rate of interest payable varies with an agreed upon formula and (5) it is not typically rated by a rating agency. Variable and Floating Rate Securities. The Underlying Fixed Income Funds may invest in variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a specified margin above or below the prime rate of a specified bank or some similar objective standard, such as the yield on the 90-day U.S. Treasury Bill rate, and may change as often as daily. Generally, changes in interest rates on variable and floating rate securities will reduce changes in the securities’ market value from the original purchase price resulting in the potential for capital appreciation or capital depreciation being less than for fixed–income obligations with a fixed interest rate. The Underlying Funds may purchase variable rate U.S. government obligations which are instruments issued or guaranteed by the U.S. government, or an agency or instrumentality thereof, which have a rate of interest subject to adjustment at regular intervals but no less frequently than every 762 days. Variable rate U.S. government obligations whose interest rates are readjusted no less frequently than every 762 days will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. Commercial Paper. The Underlying Fixed Income Funds  and the Russell Commodity Strategies Fund may invest in commercial paper, which consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. Asset-Backed Commercial Paper. The Underlying Fixed Income Funds  and the Russell Commodity Strategies Fund may invest in asset-backed commercial paper. This is commercial paper issued by a bankruptcy remote special purpose entity to fund the acquisition of financial assets (such as trade receivables, commercial loans, auto and equipment loans, leases or collateral debt obligations) that is repaid from the cash flows of those receivables on a specific date. Indexed Commercial Paper. The Underlying Fixed Income Funds and the Russell Commodity Strategies Fund may invest in indexed commercial paper, which is U.S.-dollar denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on indexed commercial paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S.-dollar denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
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While such commercial paper entails risk of loss of principal, the potential risk for realizing gains as a result of changes in foreign currency exchange rates enables an Underlying Fund to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. Credit and Liquidity Enhancements. The Underlying Fixed Income Funds  and the Russell Commodity Strategies Fund may invest in securities supported by credit and liquidity enhancements from third parties, generally letters of credit from foreign or domestic banks. Liquidity enhancements may be used to shorten the maturity of the debt obligation through a demand feature. Adverse changes in the credit quality of these institutions could cause losses to the Underlying Funds that invest in these securities and may affect their share price. Funding Agreements. The Underlying Fixed Income Funds and the Russell Commodity Strategies Fund may invest in various types of funding agreements. A funding agreement is an obligation of indebtedness negotiated privately between an investor and an insurance company. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by an Underlying Fund may be regarded as illiquid and therefore will be subject to the Underlying Fund’s limitation on illiquid investments. Investment in the Subsidiary by the Russell Commodity Strategies Fund The Russell Commodity Strategies Fund will invest up to 25% of its total assets in the shares of its wholly owned and controlled Subsidiary. Investments in the Subsidiary are expected to provide the Underlying Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent IRS rulings, as discussed below under “Taxes--Tax Treatment of Commodity-Linked Swaps and Structured Notes.” The Subsidiary is managed by RIMCo and advised by the money managers, and has the same investment objective as the Fund. The Subsidiary (unlike the Underlying Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on them. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Underlying Fund, including the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Underlying Fund. The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Underlying Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. By investing in the Subsidiary, the Underlying Fund would be indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary would provide exposure similar to that held by the Underlying Fund and would be subject to the same risks that apply to similar investments if held directly by the Underlying Fund. The Subsidiary invests primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. Although the Underlying Fund may enter into these commodity-linked derivative instruments directly, the Underlying Fund will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary. To the extent that a money manager believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity index-linked notes, the Underlying Fund’s investment in the Subsidiary will likely increase. The Subsidiary will also invest in fixed income instruments, some of which are intended to serve as margin or collateral for the Subsidiary’s derivatives position. The derivative instruments in which the Underlying Fund and the Subsidiary primarily intend to invest are instruments linked to certain commodity indices. Additionally, the Underlying Fund or the Subsidiary may invest in derivative instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts, including swaps on commodity futures. The Underlying Fund’s or the Subsidiary’s investments in commodity-linked derivative instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the Underlying Fund’s portfolio may deviate from the returns of any particular commodity index. The Underlying Fund or the Subsidiary may also over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the Underlying Fund has greater or lesser exposure to that index than the value of the Underlying Fund’s net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations, and under normal circumstances the Underlying Fund will seek to maintain net notional exposure to one or more commodity indices within 5% (plus or minus) of the value of the Underlying Fund’s net assets. The portion of the Underlying Fund’s or Subsidiary’s assets exposed to any particular commodity or commodity sector will vary based on market conditions, but from time to time the portion could be substantial. To the extent that the Underlying Fund invests in the Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities discussed above.
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Subject to its investment management agreement with the Subsidiary, RIMCo selects money managers for the Subsidiary, allocates Subsidiary assets among money managers, oversees the money managers and evaluates the performance results. The Subsidiary’s money managers select the individual portfolio securities for the assets assigned to them. Neither RIMCo nor the money managers receive any additional compensation for doing so. The Subsidiary also has entered into an administration agreement with RFSC, pursuant to which RFSC provides certain administrative services for the Subsidiary, but receives no additional compensation for doing so. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and accounting agent services with the same or with affiliates of the same service providers that provide those services to the Underlying Fund. The Subsidiary is not registered under the 1940 Act, and, although the Subsidiary is subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund, the Subsidiary is not subject to all the investor protection of the 1940 Act. However, the Underlying Fund wholly owns and controls the Subsidiary, and the Underlying Fund and the Subsidiary are both managed by RIMCo, making it unlikely that the Subsidiary will take action contrary to the interests of the Underlying Fund and its shareholders. The Underlying Fund’s Board of Trustees has oversight responsibility for the investment activities of the Underlying Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. As noted above, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Underlying Fund. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns. Other Financial Instruments Including Derivatives Options, Futures and Other Financial Instruments. The Underlying Funds may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Underlying Funds’ investments or, in certain circumstances, for investment purposes (e.g., as a substitute for investing in securities). These financial instruments include options, futures, forward contracts and swaps. Positions in these financial instruments, other than purchased options, expose an Underlying Fund to an obligation to another party. The Underlying Funds will not enter into any such transaction unless it owns (1) an offsetting (“covered”) position in securities, currencies or other options, futures contracts or forward contracts or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover their obligations to the extent not covered as provided in (1) above. The Underlying Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate the prescribed amount of cash or liquid assets as segregated. Assets used as cover or held as segregated cannot be sold while the position in the corresponding financial instrument is open unless they are replaced with other appropriate assets. Options and Futures. The Underlying Funds may purchase and sell (write) both call and put options on securities, securities indexes, and foreign currencies, and purchase and sell interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts for hedging purposes or to effect investment transactions consistent with an Underlying Fund’s investment objective and strategies. If other types of options, futures contracts, or options on futures contracts are traded in the future, the Underlying Funds may also use those instruments, provided that their use is consistent with the Underlying Funds’ investment objectives, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Underlying Funds (i.e., that written call or put options will be “covered” or “secured” and that futures contracts and options on futures contracts will be used for the purposes of hedging or effecting an Underlying Fund’s permitted investment strategies, provided that initial margin and premiums required to establish such non-hedging positions will not exceed 5% of the Underlying Fund’s net assets). Options on Securities and Indexes. Each Underlying Fund may purchase and write both call and put options on securities and securities indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign or national over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. The Underlying Funds intend to treat options in respect of specific securities that are not traded on a national securities exchange and the securities underlying covered call options as not readily marketable and therefore subject to the limitations on the Underlying Funds’ ability to hold illiquid securities. The Underlying Funds intend to purchase and write call and put options on specific securities. Exchange-listed options are issued by a regulated intermediary, such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. This discussion uses the OCC as an example but is also applicable to other financial intermediaries. With certain exceptions, OCC-issued and exchange-listed options generally
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 settle by physical delivery of the underlying security or currency, although cash settlements may sometimes be available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instruments exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. An Underlying Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. If one or more exchanges decide to discontinue the trading of options (or a particular class or series of options), the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. Over-the-counter options (“OTC Options”) are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The staff of the SEC takes the position that OTC Options and the assets used as “cover” for written OTC Options are illiquid. Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with an Underlying Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Underlying Fund will lose any premium paid for the option and any anticipated benefits of the transaction. Accordingly, RIMCo or the money manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC Option will be satisfied. An Underlying Fund will engage in OTC Option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions that have received (or the guarantors or the obligations of which have received) a minimum long-term Counterparty credit rating, including reassignments, of BBB- or better as defined by S&P or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) or determined to be of equivalent credit by RIMCo or the money manager for the Underlying Fund. An option on a security (or securities index) is a contract that gives the purchaser of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the option period. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price, in the case of a call option, or to pay the exercise price upon delivery of the underlying security, in the case of a put option. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier (established by the exchange upon which the stock index is traded) for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.) Options on securities indexes are similar to options on specific securities except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements in the specific security. An Underlying Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Underlying Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner or as a cost-efficient alternative to acquiring the securities for which the option is intended to serve as a proxy. An Underlying Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate positively to one another. An Underlying Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Underlying Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by the Underlying Fund. For a call option on an index, the option is covered if the Underlying Fund maintains liquid assets equal to the contract value. A call option is also covered if the Underlying Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written, provided the difference is maintained by the Underlying Fund in liquid segregated assets. A put
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option on a security or an index is “covered” if the Underlying Fund maintains liquid segregated assets equal to the exercise price. A put option is also covered if the Underlying Fund holds a put on the same security or index as the put written where the exercise price of the put held is (1) equal to or greater than the exercise price of the put written, or (2) less than the exercise price of the put written, provided the difference is maintained by the Underlying Fund in liquid segregated assets. If an option written by an Underlying Fund expires, the Underlying Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by an Underlying Fund expires unexercised, the Underlying Fund realizes a capital loss (long- or short-term depending on whether the Underlying Fund’s holding period for the option is greater than one year) equal to the premium paid. To close out a position when writing covered options, an Underlying Fund may make a “closing purchase transaction,” which involves purchasing an option on the same security with the same exercise price and expiration date as the option which it previously wrote on the security. To close out a position as a purchaser of an option, an Underlying Fund may make a “closing sale transaction,” which involves liquidating the Underlying Fund’s position by selling the option previously purchased. The Underlying Fund will realize a profit or loss from a closing purchase or sale transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Underlying Fund desires. An Underlying Fund will realize a capital gain from a closing transaction on an option it has written if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Underlying Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Underlying Fund will realize a capital gain or, if it is less, the Underlying Fund will realize a capital loss. With respect to closing transactions on purchased options, the capital gain or loss realized will be short or long-term depending on the holding period of the option closed out. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date. The premium paid for a put or call option purchased by an Underlying Fund is an asset of the Underlying Fund. The premium received for an option written by an Underlying Fund is recorded as a liability. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the last bid. Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. If a put or call option purchased by an Underlying Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Underlying Fund will lose its entire investment (i.e., the premium paid) on the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when an Underlying Fund seeks to close out an option position. If an Underlying Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If an Underlying Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, an Underlying Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained a risk of loss should the price of the underlying security decline. Where an Underlying Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security.
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If trading were suspended in an option purchased by an Underlying Fund, the Underlying Fund would not be able to close out the option. If restrictions on exercise were imposed, the Underlying Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Underlying Fund is covered by an option on the same index purchased by the Underlying Fund, movements in the index may result in a loss to the Underlying Fund; however, such losses may be mitigated by changes in the value of the Underlying Fund’s securities during the period the option was outstanding. Options on Foreign Currency. An Underlying Fund may buy and sell put and call options on foreign currencies either on exchanges or in the over-the-counter market for the purpose of hedging against changes in future currency exchange rates or to effect investment transactions consistent with an Underlying Fund’s investment objectives and strategies. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of an Underlying Fund to reduce foreign currency risk using such options. OTC Options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Futures Contracts and Options on Futures Contracts. An Underlying Fund may invest in interest rate futures contracts, foreign currency futures contracts, Eurodollar futures or stock index futures contracts, and options thereon that are traded on a U.S. or foreign exchange or board of trade or over-the-counter. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index (such as the S&P 500® ) is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies. For example: the S&P 500® ; the Russell 2000® ; Nikkei 225; CAC-40; FT-SE 100; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the German Mark; the Japanese Yen; the French Franc; the Swiss Franc; the Mexican Peso and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future. Eurodollar futures are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate (“LIBOR”). In addition, foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. An Underlying Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked. Frequently, using futures to affect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. An Underlying Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series. There can be no assurance that a liquid market will exist at a time when an Underlying Fund seeks to close out a futures contract or an option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent an Underlying Fund from liquidating an unfavorable position and the Underlying Fund would remain obligated to meet margin requirements until the position is closed.
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An Underlying Fund will only enter into futures contracts or options on futures contracts which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. An Underlying Fund will enter into a futures contract only if the contract is “covered” or if the Underlying Fund at all times maintains liquid, segregated assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). An Underlying Fund will write a call or put option on a futures contract only if the option is “covered.” For a discussion of how to cover a written call or put option, see “Options on Securities and Indexes” above. An Underlying Fund may enter into futures contracts and options on futures contracts for “bona fide hedging” purposes, as defined under the rules of the Commodity Futures Trading Commission (the “CFTC”). An Underlying Fund may also enter into futures contracts and options on futures contracts for non hedging purposes provided the aggregate initial margin and premiums required to establish such non-hedging positions will not exceed 5% of the Underlying Fund’s net assets. An Underlying Fund will limit its use of futures contracts and options on futures contracts to hedging transactions and, within such 5% limits, to effect investment transactions consistent with its investment objective and strategies. For example, an Underlying Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Underlying Fund’s securities or the price of the securities which the Underlying Fund intends to purchase. Additionally, an Underlying Fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes or, conversely, to reduce market exposure. When a purchase or sale of a futures contract is made by an Underlying Fund, the Underlying Fund is required to deposit with the broker a specified amount of cash or U.S. government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and, in certain cases by the Underlying Fund’s futures commission merchant (“FCM”). The required margin may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Underlying Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Underlying Fund expects to earn interest income on its initial margin deposits. A futures contract held by an Underlying Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Underlying Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by an Underlying Fund, but is instead a settlement between the Underlying Fund and the FCM of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Underlying Fund will mark-to- market its open futures positions. An Underlying Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Underlying Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Underlying Fund realizes a capital gain, or if it is more, the Underlying Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Underlying Fund realizes a capital gain, or if it is less, the Underlying Fund realizes a capital loss. The transaction costs must also be included in these calculations. In the case of transactions, if any, involving certain regulated futures contracts, any gain or loss arising from the lapse, closing out or exercise of such positions generally will be treated as 60% long-term and 40% short-term capital gain or loss. In addition, at the close of each taxable year, such positions generally will be marked-to-market (i.e., treated as sold for fair market value), and any resulting gain or loss will be treated as 60% long-term and 40% short-term capital gain or loss. Limitations on Use of Futures and Options on Futures Contracts. An Underlying Fund will not enter into a futures contract or futures option contract for purposes other than hedging if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are “in-the-money,” would exceed 5% of the Underlying Fund’s total assets. A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option. When purchasing a futures contract, an Underlying Fund will maintain (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Underlying Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price equal to or higher than the price of the contract held by the Underlying Fund.
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When selling a futures contract, an Underlying Fund will maintain (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Underlying Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Underlying Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Underlying Fund (or at a higher price if the difference is maintained in segregated liquid assets). When selling a call option on a futures contract, an Underlying Fund will maintain (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Underlying Fund may “cover” its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Underlying Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Underlying Fund (or at a higher price if the difference is maintained in segregated, liquid assets). When selling a put option on a futures contract, an Underlying Fund will maintain (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Underlying Fund may “cover” the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Underlying Fund. The Underlying Funds are limited in entering into futures contracts and options on futures contracts to positions which constitute “bona fide hedging” positions within the meaning and intent of applicable CFTC rules and, with respect to positions for non-hedging purposes, to positions for which the aggregate initial margins and premiums will not exceed 5% of the net assets of an Underlying Fund. Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts on securities, including technical influences in futures trading and options on futures contracts, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. An incorrect correlation could result in a loss on both the hedged securities in an Underlying Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate or other trends. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. There can be no assurance that a liquid market will exist at a time when an Underlying Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent an Underlying Fund from liquidating an unfavorable position and the Underlying Fund would remain obligated to meet margin requirements until the position is closed. Foreign Currency Futures Contracts. The Underlying Funds are also permitted to enter into foreign currency futures contracts in accordance with their investment objectives and as limited by the procedures outlined above.
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A foreign currency futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept delivery of a specified type of debt security or currency at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. The Underlying Funds may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar or other currencies or to effect investment transactions consistent with the Underlying Funds’ investment objectives and strategies. When a manager anticipates a significant change in a foreign exchange rate while intending to invest in a foreign security, an Underlying Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction or as a means to gain portfolio exposure to that currency. Such a purchase would serve as a temporary measure to protect the Underlying Fund against any rise in the foreign exchange rate which may add additional costs to acquiring the foreign security position. The Underlying Funds may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate. The Underlying Funds may purchase a call option or write a put option on a foreign exchange futures contract to hedge against a decline in the foreign exchange rates or the value of its foreign securities. The Underlying Funds may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities or as a means to gain portfolio exposure to a currency. Forward Foreign Currency Exchange Transactions (“Forward Currency Contracts”). The Underlying Funds may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates or to effect investment transactions consistent with the Underlying Funds’ investment objectives and strategies. The Underlying Funds will conduct their forward foreign currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts (“forward contract”) to purchase or sell currency at a future date. A forward contract involves an obligation to purchase or sell a specific currency. For example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen — at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) generally have no deposit requirements and (c) are consummated without payment of any commissions. An Underlying Fund may, however, enter into forward currency contracts containing either or both deposit requirements and commissions. In order to assure that an Underlying Fund’s forward currency contracts are not used to achieve investment leverage, the Underlying Fund will segregate liquid assets in an amount at all times equal to or exceeding the Underlying Fund’s commitments with respect to these contracts. The Underlying Funds may engage in a forward contract that involves transacting in a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Underlying Funds’ portfolio securities are or are expected to be denominated. An Underlying Fund’s dealings in forward contracts may involve hedging involving either specific transactions or portfolio positions or taking a position in a foreign currency. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of an Underlying Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in the currency. An Underlying Fund may not enter into a forward currency contract to sell a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currency convertible into that particular currency (or another currency or aggregate of currencies which act as a proxy for that currency). The Underlying Funds may enter into a forward currency contract to purchase a currency other than that held in the Underlying Funds’ portfolios. If an Underlying Fund enters into a forward currency contract, liquid assets will be segregated in an amount equal to the value of the Underlying Fund’s total assets committed to the consummation of the forward contract. If the value of the securities that are segregated declines, additional liquid assets will be segregated so that the value of the segregated, liquid assets will equal the amount of the Underlying Fund’s commitment with respect to the contract. Forward currency transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies. At or before the maturity of a forward foreign currency contract, an Underlying Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Underlying Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If an Underlying Fund retains the portfolio security and engages in an offsetting transaction, the Underlying Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Underlying Fund’s entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Underlying Fund will realize a gain to the extent that the price of the currency
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that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the Underlying Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell. There can be no assurance that new forward currency contracts or offsets will be available to an Underlying Fund. Upon maturity of a forward currency contract, an Underlying Fund may (a) pay for and receive, or deliver and be paid for, the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (c) negotiate with the dealer to terminate the forward contract by entering into an offset with the currency trader whereby the parties agree to pay for and receive the difference between the exchange rate fixed in the contract and the then current exchange rate. An Underlying Fund also may be able to negotiate such an offset prior to maturity of the original forward contract. There can be no assurance that new forward contracts or offsets will be available to the Underlying Funds. The cost to an Underlying Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward foreign currency contracts limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, an Underlying Fund may be able to contract to sell the currency at a price above the devaluation level that it anticipates. An Underlying Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), for a given year. Forward foreign currency contracts are not currently regulated by the SEC or CFTC. They are traded through financial institutions acting as market-makers. In the forward foreign currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, as with foreign currency futures contracts, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions. The market for forward currency contracts may be limited with respect to certain currencies. These factors will restrict an Underlying Fund’s ability to hedge against the risk of devaluation of currencies in which the Underlying Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available, the successful use of forward currency contracts draws upon a money manager’s special skills and experience with respect to such instruments and usually depends on the money manager’s ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, an Underlying Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward currency contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time an Underlying Fund is engaged in that strategy. An Underlying Fund’s ability to dispose of its positions in forward currency contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that the Underlying Fund will be able to utilize these instruments effectively for the purposes set forth above. Forward foreign currency transactions are subject to the additional risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in an Underlying Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (5) lesser trading volume and (6) that a perceived linkage between various currencies may not persist throughout the duration of the contracts.
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Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contract and Options Thereon. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in an Underlying Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume. Swap Agreements and Swaptions. The Underlying Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Underlying Funds receiving or paying, as the case may be, only the net amount of the two payments. When an Underlying Fund enters into a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (e.g., an exchange of floating rate payments for fixed rate payments). The Underlying Funds may enter into several different types of swap agreements including interest rate, credit and currency swaps. Interest rate swaps are agreements that can be customized to meet each party’s needs, and involve the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are agreements where two parties exchange specified amounts of different currencies which are followed by each paying the other a series of interest payments that are based on the principal cash flow. At maturity the principal amounts are returned. Credit default swaps are agreements which allow the transfer of third-party credit risk (the possibility that an issuer will default on its obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the Counterparty in the swap agrees to insure this risk in exchange for regular periodic payments. The Underlying Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date or for return enhancement. The net amount of the excess, if any, of the Underlying Funds’ obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be segregated. To the extent that the Underlying Funds enter into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Underlying Funds’ obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Underlying Funds will have contractual remedies pursuant to the agreement related to the transaction. The Underlying Funds may enter into swap agreements with Counterparties that meet RIMCo’s credit quality limitations. The Underlying Funds will not enter into any swap agreement unless the Counterparty has a minimum senior unsecured credit rating or long term Counterparty credit rating, including reassignments, of BBB- or better as defined by S&P or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) at the time of entering into such transaction. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Underlying Funds or the ability of the Underlying Funds to continue to implement their investment strategies. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Underlying Funds is impossible to predict, but could be substantial and adverse. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law by President Obama on July 21, 2010. The Dodd-Frank Act will change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for over-the-counter (“OTC”) derivatives, including financial instruments, such as swaps, in which the Underlying Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions.
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Provisions in the Dodd-Frank Act include new registration, recordkeeping, capital and margin requirements for “swap dealers” and “major swap participants” as determined by the Dodd-Frank Act and applicable regulations; and the required use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because the rulemaking and regulations implementing the Dodd-Frank Act have not been completed, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any of the Underlying Funds, but it is expected that swap dealers, major market participants and swap Counterparties, including the Underlying Funds, will experience new and/or additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated may negatively impact an Underlying Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its Counterparties. In particular, new position limits imposed on an Underlying Fund or its Counterparties may impact that Underlying Fund’s ability to invest in a manner that efficiently meets its investment objective, and new requirements, including capital and mandatory clearing, may increase the cost of an Underlying Fund’s investments and cost of doing business, which could adversely affect investors. The Underlying Fixed Income Funds may enter into credit default swaps. A credit default swap can refer to corporate issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset. The Underlying Fixed Income Funds may act as either the buyer or the seller of a credit default swap. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, due to the possible or potential instability in the market, there is a risk that an Underlying Fixed Income Fund may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, an Underlying Fixed Income Fund may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. Currently, the market for credit default swap agreements is largely unregulated. In an unhedged credit default swap, an Underlying Fixed Income Fund enters into a credit default swap without owning the underlying asset or debt issued by the reference entity. Credit default swaps allow the Underlying Fixed Income Funds to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. As the seller of protection in a credit default swap, the Underlying Fixed Income Funds would be required to pay the par or other agreed-upon value (or otherwise perform according to the swap contract) of a reference debt obligation to the Counterparty in the event of a default (or other specified credit event), and the Counterparty would be required to surrender the reference debt obligation. In return, the Underlying Fixed Income Funds would receive from the Counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Underlying Fixed Income Funds would keep the stream of payments and would have no payment obligations. As a seller of protection, an Underlying Fixed Income Fund would effectively add leverage to its portfolio because in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap. The Underlying Fixed Income Funds may also purchase protection via credit default swap contracts in order to offset the risk of default of debt securities held in their portfolios, in which case the Underlying Fixed Income Funds would function as the Counterparty referenced in the preceding paragraph. Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific reference obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Underlying Fixed Income Funds may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where an Underlying Fixed Income Fund owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood (as measured by the credit default swap’s spread) of a particular issuer’s default. Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, deliverable obligations in most instances would be limited to the specific reference obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write-down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the reference obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement generally will be adjusted by corresponding amounts. The Underlying Fixed Income Funds may use credit default swaps on asset-backed securities to provide a measure of protection against defaults (or other defined credit events) of the reference obligation or to take an active long or short position with respect to the likelihood of a particular reference obligation’s default (or other defined credit events).
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Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference obligations comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Traders may use credit default swaps on indices to speculate on changes in credit quality. Credit default swaps could result in losses if an Underlying Fixed Income Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Underlying Fixed Income Funds had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk and Counterparty risk. The Underlying Fixed Income Funds will generally incur a greater degree of risk when selling a credit default swap than when purchasing a credit default swap. As a buyer of a credit default swap, an Underlying Fixed Income Fund may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by an Underlying Fixed Income Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Underlying Fixed Income Funds. If the creditworthiness of the Underlying Fixed Income Funds’ swap Counterparty declines, the risk that the Counterparty may not perform could increase, potentially resulting in a loss to the Underlying Fixed Income Funds. To limit the Counterparty risk involved in swap agreements, the Underlying Fixed Income Funds will only enter into swap agreements with Counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the Underlying Fixed Income Funds will be able to do so, the Underlying Fixed Income Funds may be able to reduce or eliminate their exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The Underlying Fixed Income Funds may have limited ability to eliminate their exposure under a credit default swap if the credit of the reference entity or underlying asset has declined. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a money manager using this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of an Underlying Fund might diminish compared to what it would have been if this investment technique were not used. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Underlying Funds are contractually obligated to make. If the other party to an interest rate swap defaults, the Underlying Funds’ risk of loss consists of the net amount of interest payments that the Underlying Funds are contractually entitled to receive. Since interest rate swaps are individually negotiated, the Underlying Funds expect to achieve an acceptable degree of correlation between their rights to receive interest on their portfolio securities and their rights and obligations to receive and pay interest pursuant to interest rate swaps. The Underlying Fixed Income Funds may enter into swaptions (an option on a swap). In a swaption, in exchange for an option, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in the Fund’s statement of financial condition. Index Swap Agreements. The Underlying Funds may enter into index swap agreements to expose cash reserves to markets or to effect investment transactions consistent with these Underlying Funds’ investment objectives and strategies. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e., a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).
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Under most swap agreements entered into by the Underlying Funds, the parties’ obligations are determined on a “net basis.” Consequently, an Underlying Fund’s obligations or rights under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party. An Underlying Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Underlying Fund) and any accrued but unpaid net amounts owed to a swap Counterparty will be covered by segregating cash or other liquid assets to avoid any potential leveraging of an Underlying Fund’s portfolio. No Fund will enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Underlying Fund’s net assets. Structured Notes. The Russell Commodity Strategies Fund may invest in structured notes. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. The terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Therefore, structured notes may be more volatile, less liquid and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent the Underlying Fund invests in these notes and securities, however, these notes are analyzed in the overall assessment of the effective duration of the Underlying Fund’s holdings in an effort to monitor the Underlying Fund’s interest rate risk. Commodity-linked notes are a type of structured note. Commodity-linked notes are privately negotiated structured debt securities indexed to the return of an index such as the DJ-UBS Index, which is representative of the commodities market. They are available from a limited number of approved issuers, and all invested amounts are exposed to the issuer’s credit risk. Commodity-linked notes may be leveraged. For example, if a fund invests $100 in a three-times leveraged commodity-linked note, it will exchange $100 principal with the dealer to obtain $300 exposure to the commodities market because the value of the note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying index. This means a $100 note would be worth $70 if the commodity index decreased by 10 percent. Structured notes also are subject to credit risk of the dealer. Uncovered Options Transactions. The Russell Commodity Strategies Fund may write options that are not covered (or so called “naked options”). When the Underlying Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When the Underlying Fund sells an uncovered put option, it does not simultaneously have a short position in the underlying security. Uncovered options are riskier than covered options because there is no underlying security held by the Underlying Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. Uncovered put options have speculative characteristics and the potential loss is substantial. Forward Commitments. An Underlying Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a “forward commitment” or “when-issued” transaction) so long as such transactions are consistent with the Underlying Fund’s ability to manage its investment portfolio and meet redemption requests. An Underlying Fund may dispose of a forward commitment or when-issued transaction prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, liquid assets of the Underlying Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Underlying Fund’s records at the trade date and maintained until the transaction is settled. Forward commitments and when-issued transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction. Additionally, under certain circumstances, the Russell International Developed Markets, Russell Emerging Markets, Russell Global Opportunistic Credit and Russell Global Infrastructure Funds may occasionally engage in “free trade” transactions in which delivery of securities sold by the Underlying Fund is made prior to the Underlying Fund’s receipt of cash payment therefor or the Underlying Fund’s payment of cash for portfolio securities occurs prior to the Underlying Fund’s receipt of those securities. Cash payment in such instances generally occurs on the next business day in the local market. “Free trade” transactions involve the risk of loss to an Underlying Fund if the other party to the “free trade” transaction fails to complete the transaction after an Underlying Fund has tendered cash payment or securities, as the case may be.
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Stand-By Commitment Agreements. The Russell Commodity Strategies Fund may invest in “stand-by commitments” with respect to securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Underlying Fund’s option specified securities at a specified price. The Underlying Fund’s right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by the Underlying Fund may also be referred to as “put” options. A stand-by commitment is not transferable by the Underlying Fund, although the Underlying Fund can sell the underlying securities to a third party at any time. The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. When investing in stand-by commitments, the Underlying Fund will seek to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of the money manager, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the money manager will periodically review relevant financial information concerning the issuer’s assets, liabilities and contingent claims. The Underlying Fund acquires stand-by commitments only in order to facilitate portfolio liquidity and does not expect to exercise its rights under stand-by commitments for trading purposes. The amount payable to the Underlying Fund upon its exercise of a stand-by commitment is normally (i) the Underlying Fund’s acquisition cost of the securities (excluding any accrued interest which the Underlying Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Underlying Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. The Underlying Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Underlying Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield-to-maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Underlying Fund’s portfolio will not exceed 1/2 of 1% of the value of the Underlying Fund’s total assets calculated immediately after each stand-by commitment is acquired. The Underlying Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by the Underlying Fund would be valued at zero in determining net asset value. Where the Underlying Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Underlying Fund. The Underlying Fund will at all times maintain a segregated account with its custodian consisting of cash or liquid securities in an aggregate amount equal to the purchase price of the securities underlying the commitment. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of the purchase price. The Underlying Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. The Internal Revenue Service (“IRS”) has issued a revenue ruling to the effect that a regulated investment company will be treated for federal income tax purposes as the owner of the municipal obligations acquired subject to a stand-by commitment and the interest on the municipal obligations will be tax-exempt to the Underlying Fund. Custodial Receipts and Trust Certificates. The Russell Commodity Strategies Fund may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government securities, municipal securities or other types of securities in which the Underlying Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Underlying Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Underlying Fund may also invest in separately issued interests in custodial receipts and trust certificates. Although under the terms of a custodial receipt or trust certificate the Underlying Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Underlying Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Underlying Fund may be subject to delays, expenses and risks that are greater
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than those that would have been involved if the Underlying Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid. Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the IRS has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments. Taxes Distributions of Net Investment Income. Each Fund’s income consists of dividends it receives from the Underlying Funds, less the estimated expenses of the Fund. Any distributions by a Fund from such income will be taxable to you as ordinary income (other than certain qualified dividend income, described below), whether you receive them in cash or additional shares. If you are an individual investor, a portion of the dividends you receive from certain Funds may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains through 2012. A Fund’s distribution is treated as qualified dividend income to the extent that an Underlying Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, and distributes that income to the Fund as a qualified dividend, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations. For individual and other non-corporate taxpayers, the maximum rate applicable to qualified dividend income is currently 15%. It is not expected that any portion of the Russell Commodity Strategies Fund’s distributions will be eligible to be treated as qualified dividend income. Distributions of Capital Gain. An Underlying Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities. Any net capital gains may be distributed to a Fund as capital gain distributions. A Fund may also derive capital gains and losses in connection with sales of shares of the Underlying Funds. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in a Fund. Capital gains generally will be distributed by a Fund once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund. The maximum rate applicable to long-term capital gains is 15% through 2012. After 2012, this maximum rate applicable to long-term capital gains currently is scheduled to increase to 20%. Medicare Tax. For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Effect of Foreign Investments on Distributions. Most foreign exchange gain realized on the sale of debt securities is treated as ordinary income by an Underlying Fund. Similarly, foreign exchange loss realized on the sale of debt securities  by an Underlying Fund generally is treated as ordinary loss. This gain when distributed will be taxable to the Fund as ordinary income, and any loss will reduce an Underlying Fund’s ordinary income otherwise available for distribution to the Fund. This treatment could increase or decrease an Underlying Fund’s ordinary income distributions to a Fund and, in turn, to you, and may cause some or all of the Underlying Fund’s previously distributed income to be classified as a return of capital to the Fund. A return of capital generally is not taxable to a Fund, but reduces the Fund’s tax basis in its shares of the Underlying Fund. Any return of capital in excess of the Fund’s tax basis is taxable  to the Fund as a capital gain.
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Certain Underlying Funds may be subject to foreign withholding taxes on income from certain foreign securities. This could reduce such an Underlying Fund’s ordinary income distributions to a Fund and, in turn, to you. Information on the Amount and Tax Character of Distributions. Each Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of its tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, a Fund may report and distribute to you, as ordinary income or capital gain, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in October, November or December to shareholders of record in such a month but paid in January are taxable to you as if they were paid in December. Election to be Taxed as a Regulated Investment Company. Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”). Each Fund that has been in existence for more than one year has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes to you. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such a case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as ordinary dividend income to the extent of the Fund’s earnings and profits. Excise Tax Distribution Requirements. To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98.2% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes. Redemption of Fund Shares. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different RIC Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you held your shares. Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by a Fund on those shares. Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares. U.S. Government Securities. The income earned on certain U.S. government securities is generally exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Dividends paid by a Fund may not be exempt from state and local taxes in certain states when the Fund invests in U.S. government securities only indirectly by investing in an Underlying Fund. The income on Underlying Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations. Dividends-Received Deduction for Corporations. If you are a corporate shareholder, a percentage of the dividends paid by certain Funds for the most recent fiscal year may have qualified for the dividends-received deduction. You may be allowed to deduct a portion of these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends, if certain holding period and other requirements are met. The dividends-received deduction will be available only with respect to dividends designated by a Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation. If a Fund’s income is derived primarily from either investments in foreign rather than domestic securities or interest rather than dividends, generally none of its distributions are expected to qualify for the corporate dividends-received deduction. None of the Russell Commodity Strategies Underlying Fund’s distributions are expected to qualify for the corporate dividends-received deduction.
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Investment in Complex Securities. Certain Underlying Funds may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Underlying Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Underlying Fund (possibly causing the Underlying Fund to sell securities to raise the cash for necessary distributions). These rules could defer the Underlying Fund’s ability to recognize a loss, and, in limited cases, subject the Underlying Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing or character of the income distributed by an Underlying Fund to a Fund and, in turn, to you. Non-U.S. Investors. Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to U.S. estate taxes, and are subject to special U.S. tax certification requirements. For Fund taxable years beginning after 2004 and before 2012 (or a later date if extended by Congress), a portion of Fund distributions received by a non-U.S. investor may, however, be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains if properly reported by the Fund. Also, for that same period, U.S. estate taxes may not apply to that portion of Shares held by a non-U.S. investor that is attributable to Underlying Fund assets consisting of certain debt obligations or other property treated as not within the United States for U.S. estate tax purposes. If a non-U.S. investor were to hold an interest of more than 5% in a Fund that were deemed to be a “U.S. real property holding company” by reason of holding significant interests (other than as a creditor) in other U.S. real property holding companies (including REITs) or “U.S. real property,” certain Fund distributions could be taxable to such investor and require the investor to file U.S. tax returns and may also be subject to withholding taxes. Non-U.S. investors holding an interest of 5% or less in such a Fund may be subject to withholding tax with respect to certain Fund distributions that are attributable to U.S. real property gains. Effective January 1, 2014, a Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and redemption proceeds made to certain non-U.S. entities that fail to comply with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds. Backup Withholding. By law, each Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the rate is 28% for calendar year 2012 and is expected to be 31% thereafter. Tax Treatment of Commodity-Linked Swaps and Structured Notes . The IRS has issued rulings that provide that in order for the Russell Commodity Strategies Fund to qualify as a regulated investment company under the Code, the income derived from commodity-linked swaps must be limited to a maximum of 10% of the Fund’s gross income. The IRS has also issued private letter rulings to other taxpayers in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income and that income derived from a wholly-owned subsidiary will also constitute qualifying income, even if the subsidiary itself owns commodity-linked notes and swaps, commodity options, futures and options on futures. Although those private letter rulings can be relied on only by the taxpayers to whom they were issued, based on the reasoning in such rulings, the Underlying Fund will seek to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and swaps and, through investments in the Subsidiary, futures contracts on individual commodities or a subset of commodities and options on them. The Underlying Fund has also requested its own such private letter ruling, although the IRS currently has suspended the issuance of such rulings pending further internal review. There can be no assurance that the IRS will issue the requested ruling to the Underlying Fund, or that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. The ability of the Fund to qualify for favorable regulated investment status under the Code could be jeopardized if the Fund were unable to treat its income from commodity-linked notes and the Subsidiary as qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives and the Fund’s investments in the Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.
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The Subsidiary is not expected to be subject to U.S. federal income tax. It will, however, be considered a controlled foreign corporation, and the Fund will be required to include as ordinary income annually amounts earned by the Subsidiary during that year. Furthermore, the Underlying Fund, as a regulated investment company, will be required to distribute the Subsidiary’s income as a regulated investment company, whether or not the Subsidiary makes a distribution to the Underlying Fund during the taxable year. Any losses of the Subsidiary will generally only be available to offset any income of the Subsidiary in the same year. At October 31, 2011, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Net capital losses incurred in portfolio transactions for taxable years beginning after December 22, 2010 will not expire. Available capital loss carryforwards and expiration dates are as follows:
Funds	10/31/16	10/31/17	10/31/18	10/31/19	TOTAL
Conservative Strategy Fund	$—	$5,309,477	$450,050	$—	$5,759,527
Moderate Strategy Fund	—	$21,426,114	$31,180,936	—	$52,607,050
Balanced Strategy Fund	—	$172,806,304	$211,037,263	$17,026,526	$400,870,093
Growth Strategy Fund	—	$155,925,848	$268,001,981	$25,244,054	$449,171,883
Equity Growth Strategy Fund	—	$103,749,875	$171,652,158	$19,352,964	$294,754,997
2015 Strategy Fund	—	—	—	—	—
2020 Strategy Fund	$877,647	$514,172	$3,417,191	$273,277	$5,082,287
2025 Strategy Fund	—	—	—	—	—
2030 Strategy Fund	$2,808,872	$363,900	$4,196,075	$1,098,253	$8,467,100
2035 Strategy Fund	—	—	—	—	—
2040 Strategy Fund	$1,932,184	$213,749	$3,055,821	$629,168	$5,830,922
2045 Strategy Fund	—	—	—	—	—
2050 Strategy Fund	—	—	—	—	—
In Retirement Fund	—	—	$926,944	—	$926,944
You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.
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credit Rating definitions MOODY’S INVESTORS SERVICE, INC. (MOODY’S): Long-Term Obligation Ratings Aaa –– Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk. Aa –– Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. A –– Obligations rated A are considered upper- medium grade- and are subject to low credit risk. Baa –– Obligations rated Baa are subject to moderate credit risk. They are considered medium–grade and as such may possess certain speculative characteristics. Ba –– Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. B –– Obligations rated B are considered speculative and are subject to high credit risk. Caa –– Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk. Ca –– Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. C –– Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest. Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. STANDARD & POOR’S RATINGS GROUP (“S&P”): Long-Term Issue Credit Ratings AAA –– An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong. AA –– An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. A –– An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong. BBB –– An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. BB, B, CCC, CC, C –– Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. BB –– An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. B –– An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. CCC –– An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. CC –– An obligation rated CC is currently highly vulnerable to nonpayment.
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C –– A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par. D –– An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par. Plus (+) or minus (-) The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. NR –– This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy. FITCH INVESTORS SERVICE, INC. (“FITCH”): Long-Term Ratings Scales AAA –– Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. AA –– Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. A –– High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings. BBB –– Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity. BB –– Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments. B –– Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment. CCC –– Substantial credit risk. Default is a real possibility. CC –– Very high levels of credit risk. Default of some kind appears probable. C –– Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:
  the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
  the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
  Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.
RD –– Restricted default
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‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:
  the selective payment default on a specific class or currency of debt;
  the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
  the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; and
  execution of a coercive debt exchange on one or more material financial obligations.
D –– Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange. “Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future. In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice. Note to Long-Term Ratings: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’. SECTOR SPECIFIC CREDIT RATING SERVICES U.S. Municipal Short-Term Debt and Demand Obligation Ratings MOODY’S: Short-Term Obligation Ratings There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels  —  MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation. MIG-1 –– This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. MIG-2 –– This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group. MIG-3 –– This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. SG –– This designation denotes speculative credit quality. Debt instruments in this category may lack margins of protection. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. VMIG rating expirations are a function of each issue’s specific structural or credit features.
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VMIG 1 –– This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand. VMIG 2 –– This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand. VMIG 3 –– This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand. SG –– This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand. S&P: A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:
  Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
  Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows: SP-1 –– Strong capacity to pay principal and interest. An issue determined to possess very strong capacity to pay debt service is given a plus (+) designation. SP-2 –– Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. SP-3 –– Speculative capacity to pay principal and interest. SHORT-TERM RATINGS MOODY’S: Prime-1 –– Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations. Prime-2 –– Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations. Prime-3 –– Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations. NP –– Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories. S&P: A-1 ––  A short-term obligation rated “A–1” is the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong. A-2 –– A short-term obligation rated “A–2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory. A-3 –– A short-term obligation rated “A–3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. B –– A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
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B-1 –– A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors. B-2 –– A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors. B-3 –– A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors. C –– A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. D –– A short-term obligation rated “D” is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. N.R.  –– An issuer designated N.R. is not rated. FITCH: Short Term Ratings F1 –– Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature. F2 –– Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments. F3 –– Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate. B –– Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions. C –– High short-term default risk. Default is a real possibility. RD –– Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only. D –– Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.
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Financial Statements The 2011 annual financial statements of the Funds, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the Funds’ Annual Reports to Shareholders. Copies of these Annual Reports accompany this SAI and are incorporated herein by reference. The 2011 annual financial statements of the Underlying Funds, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the Underlying Funds’ Annual Reports to Shareholders. Copies of these Annual Reports are incorporated herein by reference and are available free of charge by calling Russell Investment Services at 1-800-787-7354.
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Appendix At January 31, 2012, the following shareholders owned 5% or more of any Class of certain Fund Shares: 2015 Strategy Fund Class R1 Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 12% NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 61% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 6% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 12% 2015 Strategy Fund Class R2 Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 27% PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 24% MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY 1295 STATE ST # C105 SPRINGFIELD MA 01111-0002, 47% 2015 Strategy Fund Class R3 Shares - NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 29% PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 22% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 11% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 15% 2020 Strategy Fund Class A Shares – PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052, 23% PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052, 9% PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052, 7% PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052, 8% PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052, 22% RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 5% 2020 Strategy Fund Class E Shares – CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 35% LINCOLN INVESTMENT PLANNING INC 218 GLENSIDE AVENUE FOREST PAVILION WYNCOTE, PA 19095, 7% GREAT WEST FINANCIAL SERVICES 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002, 40% NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029, 17% 2020 Strategy Fund Class R1 Shares – CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 17% NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 31% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 17% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 14%
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2020 Strategy Fund Class R2 Shares – CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 57% PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 9% GREAT WEST FINANCIAL SERVICES 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002, 10% MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY 1295 STATE ST # C105 SPRINGFIELD MA 01111-0002, 15% 2020 Strategy Fund Class R3 Shares – NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 10% PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 9% GREAT WEST FINANCIAL SERVICES 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002, 18% GREAT WEST FINANCIAL SERVICES 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002, 10% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 18% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 8% MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY 1295 STATE ST # C105 SPRINGFIELD MA 01111-0002, 7% 2020 Strategy Fund Class S Shares – CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 87% RELIANCE TRUST COMPANY PO BOX 48529 ATLANTA GA 30362-1529, 5% 2025 Strategy Fund Class R1 Shares – CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 15% NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 44% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 7% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 26% 2025 Strategy Fund Class R2 Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 29% PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 22% MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY 1295 STATE ST # C105 SPRINGFIELD MA 01111-0002, 46% 2025 Strategy Fund Class R3 Shares - NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 24% PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 24% PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 5% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 10% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 16% MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY 1295 STATE ST # C105 SPRINGFIELD MA 01111-0002, 8% 2030 Strategy Fund Class A Shares – PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052, 53%
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PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052, 15% 2030 Strategy Fund Class E Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 66% NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029, 32% 2030 Strategy Fund Class R1 Shares – CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 22% NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 19% GREAT WEST FINANCIAL SERVICES 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002, 5% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 19% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 14% 2030 Strategy Fund Class R2 Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 53% PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 7% PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 5% GREAT WEST FINANCIAL SERVICES 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002, 10% MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY 1295 STATE ST # C105 SPRINGFIELD MA 01111-0002, 19% 2030 Strategy Fund Class R3 Shares – NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 9% PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 13% GREAT WEST FINANCIAL SERVICES 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002, 10% GREAT WEST FINANCIAL SERVICES 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002, 13% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 18% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 9% MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY 1295 STATE ST # C105 SPRINGFIELD MA 01111-0002, 8% 2030 Strategy Fund Class S Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 85% 2035 Strategy Fund Class R1 Shares – CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 12% NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 12% GREAT WEST FINANCIAL SERVICES 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002, 5% GREAT WEST FINANCIAL SERVICES 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002, 8% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 11% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 39%
88

GOLD K INVESTMENT SERVICES, INC175 FEDERAL ST FL6 BOSTON MA 02110-2210, 7% 2035 Strategy Fund Class R2 Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 20% PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 22% MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY 1295 STATE ST # C105 SPRINGFIELD MA 01111-0002, 53% 2035 Strategy Fund Class R3 Shares - NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 27% PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 25% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 10% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 16% MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY 1295 STATE ST # C105 SPRINGFIELD MA 01111-0002, 10% 2040 Strategy Fund Class A Shares – PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052, 6% PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052, 15% PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052, 7% PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052, 11% PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052, 21% RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 5% 2040 Strategy Fund Class E Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 28% NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029, 68% 2040 Strategy Fund Class R1 Shares – CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 19% NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 14% GREAT WEST FINANCIAL SERVICES 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002, 12% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 18% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 17% 2040 Strategy Fund Class R2 Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 54% GREAT WEST FINANCIAL SERVICES 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002, 11% MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY 1295 STATE ST # C105 SPRINGFIELD MA 01111-0002, 22% 2040 Strategy Fund Class R3 Shares – NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 6%
89

PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 8% GREAT WEST FINANCIAL SERVICES 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002, 16% GREAT WEST FINANCIAL SERVICES 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002, 13% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 9% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 19% MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY 1295 STATE ST # C105 SPRINGFIELD MA 01111-0002, 7% 2040 Strategy Fund Class S Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 88% 2045 Strategy Fund Class R1 Shares – CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 8% NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 8% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 21% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 50% 2045 Strategy Fund Class R2 Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 18% PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 15% MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY 1295 STATE ST # C105 SPRINGFIELD MA 01111-0002, 62% 2045 Strategy Fund Class R3 Shares - NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 17% PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 18% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 12% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 18% MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY 1295 STATE ST # C105 SPRINGFIELD MA 01111-0002, 22% 2050 Strategy Fund Class R1 Shares – CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 27% NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 22% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 12% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 28% 2050 Strategy Fund Class R2 Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 59% MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY 1295 STATE ST # C105 SPRINGFIELD MA 01111-0002, 24% PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 7%
90

2050 Strategy Fund Class R3 Shares - MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY 1295 STATE ST # C105 SPRINGFIELD MA 01111-0002, 26% MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY 1295 STATE ST # C105 SPRINGFIELD MA 01111-0002, 7% NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 11% PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 21% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 9% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 14% 2055 Strategy Fund Class R1 Shares – RUSSELL INVESTMENT MANAGEMENT CO ATTN MARK SWANSON 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 100% 2055 Strategy Fund Class R2 Shares - RUSSELL INVESTMENT MANAGEMENT CO ATTN MARK SWANSON 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 12% PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 84% 2055 Strategy Fund Class R3 Shares – RUSSELL INVESTMENT MANAGEMENT CO ATTN MARK SWANSON 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3800, 87% PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 10% In Retirement Fund Class A Shares – PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052, 49% PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052, 51% In Retirement Fund Class R1 Shares – CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 33% NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 22% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 12% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 15% WILMINGTON TRUST RETIREMENT AND INSTITUTIONAL SRVC CO PO BOX 52129 PHOENIX AZ 85072-2129, 5% In Retirement Fund Class R2 Shares – PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 14% CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 42% GREAT WEST FINANCIAL SERVICES 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002, 7% MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY 1295 STATE ST # C105 SPRINGFIELD MA 01111-0002, 25% In Retirement Fund Class R3 Shares – PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 14% NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 14% GREAT WEST FINANCIAL SERVICES 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002, 16% GREAT WEST FINANCIAL SERVICES 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002, 8% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 8% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 9%
91

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY 1295 STATE ST # C105 SPRINGFIELD MA 01111-0002, 13% Balanced Strategy Fund Class A Shares – RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 8% Balanced Strategy Fund Class C Shares - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 35% Balanced Strategy Fund Class E Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 18% NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 34% PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 10% PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 19% Balanced Strategy Fund Class R1 Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 33% NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 28% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 5% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 19% Balanced Strategy Fund Class R2 Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 13% NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 6% JOHN HANCOCK LIFE INSURANCE COMPANY USA RPS SEG FUNDS & ACTG ET7 601 CONGRESS ST BOSTON MA 02210-2804, 55% PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 9% Balanced Strategy Fund Class R3 Shares - PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 55% PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 19% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 13% Balanced Strategy Fund Class S Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 14% NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 34% RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 20% Conservative Strategy Fund Class A Shares – RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 9% Conservative Strategy Fund Class C Shares - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 30%
92

Conservative Strategy Fund Class E Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 24% NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 33% PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052, 7% PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 17% Conservative Strategy Fund Class R1 Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 29% NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 38% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 6% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 9% Conservative Strategy Fund Class R2 Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 6% NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 7% JOHN HANCOCK LIFE INSURANCE COMPANY USA RPS SEG FUNDS & ACTG ET7 601 CONGRESS ST BOSTON MA 02210-2804, 46% PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 18% PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 11% Conservative Strategy Fund Class R3 Shares - PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 62% PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 18% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 9% Conservative Strategy Fund Class S Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 13% NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 29% RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 30% Equity Growth Strategy Fund Class A Shares – RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 9% RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110, 8% Equity Growth Strategy Fund Class C Shares - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 27% RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110, 7% Equity Growth Strategy Fund Class E Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 25%
93

NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 30% PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 14% PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 8% Equity Growth Strategy Fund Class R1 Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 19% NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 47% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 9% Equity Growth Strategy Fund Class R2 Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 6% NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 25% JOHN HANCOCK LIFE INSURANCE COMPANY USA RPS SEG FUNDS & ACTG ET7 601 CONGRESS ST BOSTON MA 02210-2804, 46% PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 10% Equity Growth Strategy Fund Class R3 Shares - PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 61% PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 16% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 10% Equity Growth Strategy Fund Class S Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 12% NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 29% RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 18% WELLS FARGO BANK FBO OMNIBUS ACCT FOR VARIOUS RET PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076, 7% Growth Strategy Fund Class A Shares – RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6% Growth Strategy Fund Class C Shares - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 29% Growth Strategy Fund Class E Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 22% NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 30% PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 8% PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 17% Growth Strategy Fund Class R1 Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 38%
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NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 35% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 9% Growth Strategy Fund Class R2 Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 14% NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 9% JOHN HANCOCK LIFE INSURANCE COMPANY USA RPS SEG FUNDS & ACTG ET7 601 CONGRESS ST BOSTON MA 02210-2804, 60% PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 9% Growth Strategy Fund Class R3 Shares - PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 60% PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 17% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 12% Growth Strategy Fund Class S Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 14% NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 37% RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 12% Moderate Strategy Fund Class A Shares – RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 5% Moderate Strategy Fund Class C Shares - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 34% Moderate Strategy Fund Class E Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 36% NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 20% PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 20% Moderate Strategy Fund Class R1 Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 18% NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 33% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 9% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 14% Moderate Strategy Fund Class R2 Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 8% NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 10%
95

JOHN HANCOCK LIFE INSURANCE COMPANY USA RPS SEG FUNDS & ACTG ET7 601 CONGRESS ST BOSTON MA 02210-2804, 50% PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 10% PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 12% Moderate Strategy Fund Class R3 Shares - PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 60% PRINCOR FINANCIAL SERVICES 711 HIGH ST DES MOINES IA 50392-0001, 19% AMERICAN UNITED LIFE INS CO (AUL) PO BOX 368 INDIANAPOLIS IN 46206-0368, 8% Moderate Strategy Fund Class S Shares - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151, 12% NATIONAL FINANCIAL SERVICES CO CUS FOR THE EXCLUSIVE BEN OF OUR CUST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLR 200 LIBERTY ST NEW YORK NY 10281-1003, 30% RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 30% At January 31, 2012, the following shareholders could be deemed to “control” the following Funds because such shareholder owns more than 25% of the voting Shares of the indicated Fund. A shareholder who “controls” a Fund has the ability to exert a greater influence over the outcome of any proposals on which it is entitled to vote concerning the Fund than do non-controlling shareholders. 2015 Strategy Fund - NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 81% 2020 Strategy Fund - NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 51% 2025 Strategy Fund - NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 70% 2030 Strategy Fund - NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 37% 2035 Strategy Fund - NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 49% 2040 Strategy Fund - NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 29% 2045 Strategy Fund - NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 35% 2050 Strategy Fund - NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 45% 2055 Strategy Fund - PRINCOR FINANCIAL SERVICES, 711 HIGH ST, DES MOINES IA 50392-0001, 66% 2055 Strategy Fund - RUSSELL INVESTMENT MANAGEMENT CO, ATTN MARK SWANSON, 1301 SECOND AVENUE, 18TH FLOOR, SEATTLE WA 98101-3800, 28%
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In Retirement Fund - NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 47% Balanced Strategy Fund - NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 31% Conservative Strategy Fund - NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 33% Equity Growth Strategy Fund - NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 37% Growth Strategy Fund - NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 31% Moderate Strategy Fund - NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 32% For information with respect to the Underlying Funds, refer to the Statement of Additional Information for the Underlying Funds. The Trustees and officers of RIC, as a group, own less than 1% of any Class of any Fund.
97